UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2021 through June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

EXPLANTORY NOTE

This Registrant is filing this amendment (“Amendment”) to its Form N-CSR for the period ended June 30, 2022, originally filed with the Securities and Exchange Commission on September 6, 2022 (Accession Number 0001193125-22-238788), to reflect revisions to the disclosure in Form N-CSR Item 11 (b) and Item 4 (d) of the certification.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.) A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Reports. Not Applicable. Notices do not incorporate disclosures from the shareholder report.

Annual Report

JPMorgan Access Funds

June 30, 2022

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

August 8, 2022 (Unaudited)

Dear Shareholder,

The global economic rebound that marked 2021 has been sapped of much of its strength in 2022 by accelerating inflation and rising interest rates, the conflict in Ukraine and the ongoing global impacts of the pandemic. The uncertain economic picture has proven to be particularly challenging for investors.

“It remains essential, in our view, that investors consider the potential benefits of portfolio diversification that adapts to near-term market conditions while cultivating long-term opportunities.” — Andrea L. Lisher

U.S. equity prices, which had largely led a decade-long rally in global equity, fell sharply in 2022 and turned in their worst first-half performance since 1970. In general, only select U.S. Treasury bonds and U.S. core fixed income saw increased investor demand amid the sell-off in equities.

In response to rising consumer and producer prices and tight labor markets, the U.S. Federal Reserve (the “Fed”) adopted an increasingly aggressive policy stance in 2022, raising its benchmark interest rate by 25 basis points in March, then by 50 basis points in May and by 75 basis points each in June and July. Meanwhile, U.S. gross domestic product fell by 1.6% in the first quarter of 2022 and by an estimated 0.9% in the second quarter.

However, corporate earnings and revenues have largely outpaced certain investor expectations in 2022 amid sustained strength in consumer demand and management efforts to hold down expenses and pass along higher input costs. Further economic resilience was seen in labor markets, where the jobless rate remained at 3.6% from February through June.

In 2022, investors are now facing economic and market circumstances unseen in decades. In the U.S., the highest inflation rate in 40 years and the Fed’s policy response have rattled both equity and fixed income markets. Concurrently, the conflict in Ukraine has constrained both energy supplies to Europe and grain shipments to a range of nations already under economic strain. The Fed and other leading central banks have acknowledged the risks of runaway inflation and have generally pledged to employ a flexible approach to counter those risks without squelching economic growth.

It remains essential, in our view, that investors consider the potential benefits of portfolio diversification that adapts to near-term market conditions, while cultivating long-term opportunities. J.P. Morgan Asset Management will seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JUNE 30, 2022	JP MORGAN ACCESS FUNDS	1

JPMorgan Access Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2022 (Unaudited)

Equity markets rallied in the second half of 2021 on the back of low interest rates, record corporate earnings and the global economic rebound. However, equity markets in 2022 rendered their worst first-half performance since 1970.

By the end of June 2022, the S&P 500 had slumped into bear market territory — generally defined as a 20% or more decline since the last closing high. While bond markets largely underperformed equity markets throughout most of the twelve month period, investor demand for U.S. Treasury bonds bolstered the Bloomberg U.S. Aggregate Index in the second half of the period.

U.S. equity generated positive returns and led developed markets equity to outperform both emerging markets equity and fixed income markets during the second half of 2021. U.S. equity prices were bolstered by continued monetary and fiscal support as well as strong consumer spending and record corporate profits.

International developed markets equity also provided positive returns though the strength of the economic rebound from 2020 was tempered in some regions by the inflationary pressures, supply chain bottlenecks and mixed success in battling the pandemic. Emerging markets equity prices fell during the period, partly driven by investor concerns about the outlook for inflation and interest rates, as well increased scrutiny of large technology companies by regulators in China.

A resurgence in the pandemic, particularly the emergence of the Omicron variant of Covid-19, in late 2021 and early 2022 failed to dent the U.S. economy. However, a number of nations reinstated social restrictions and China enacted a “Zero Covid” policy that led to severe lockdowns in several large cities, including Shanghai. The result was a sharp drop in manufacturing and other economic activity across China, which further strained on global supply chains and became a drag on the economies of other emerging market nations.

The S&P 500 reached a new closing high on January 3, 2022, bolstered by record high corporate earnings, sales, cash flows, share repurchases and dividends. However, investor sentiment began to sour as accelerating inflation started to erode consumer confidence and raise expectations for an increase in benchmark interest rates by the U.S. Federal Reserve.

Russia’s invasion of Ukraine at the end of February 2022 initiated a sell-off in global financial markets that was further fueled by the highest U.S. inflation rate in more than 40 years. Equity prices recovered somewhat in March 2022 amid better-than-expected corporate earnings. However, the general trend in global financial markets was downward.

While the S&P 500 had a positive total return of 11.7% in the second half of 2021, the index plummeted in the first half of 2022 and its total returns for the twelve-month period was -10.6%. Within U.S. equity markets, small cap and mid cap stocks generally declined more than large cap stocks and growth stocks declined more than value stocks.

2	JP MORGAN ACCESS FUNDS	JUNE 30, 2022

JPMorgan Access Balanced Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2022 (Unaudited)

Reporting Period Return:
Fund (Class I Shares)*	(11.15)%
Bloomberg Global Aggregate Index — Hedged USD	(8.94)%
MSCI World Index (net of foreign withholding taxes)	(14.34)%
Access Balanced Composite Benchmark	(11.53)%

Net Assets as of 6/30/2022 (In Thousands)	$382,615

INVESTMENT OBJECTIVE**

The JPMorgan Access Balanced Fund (the “Fund”) seeks total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity asset classes, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund’s Class I Shares underperformed the Bloomberg Global Aggregate Index — Hedged USD, its broad-based fixed income benchmark, and outperformed the MSCI World Index (net of foreign withholding taxes), its broad-based equity benchmark, for the twelve months ended June 30, 2022.

The Fund’s underweight allocation to core fixed income drove its underperformance relative to the Bloomberg Global Aggregate Index — Hedged USD, an all-fixed-income index. The Fund’s allocation to U.S. equity drove its outperformance relative to the MSCI World Index, an all-equity index.

The Fund’s Class I Shares outperformed the Fund’s composite benchmark, which consists of the MSCI World Index (55%), Bloomberg Global Aggregate Index — Hedged USD (40%) and HFRX Global Hedge Fund Index (5%).

The Fund’s overweight allocation equity, particularly U.S. equity, and its security selection in alternative strategies were leading contributors to performance relative to the composite benchmark. The Fund’s allocation to emerging markets equity and its security selection in core fixed income were leading detractors from performance relative to the composite benchmark.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and liquid alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations and the potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and liquid alternative assets.

The portfolio management team believes the U.S. economy is moving into the later part of the economic growth cycle, but sees upside for risk assets over the next 12+ months. While the team expects economic growth will slow as interest rates rise, the portfolio managers believe that the U.S. Federal Reserve (the “Fed”) will seek to moderate inflation without ending the economic growth cycle. The team believes that supply-chain issues that are causing abnormally high inflation in consumer goods will abate, which could allow the Fed to raise interest rates by less than currently expected. Overall, the Fund remains pro-cyclically positioned and the portfolio management team would consider adding further to risk, prudently, if markets present another opportunity.

The Fund was overweight in equities but the team trimmed that overweight slightly in May 2022 to add to the Fund’s fixed income allocation, on the back of higher bond yields. The U.S. remained the Fund’s largest allocation across regions, as it is where the team has the most confidence in earnings resiliency. Asset valuations in Europe were depressed amid the Russia/Ukraine conflict, and while the portfolio management team expects an economic slowdown in the region, the team also believes European stocks could outperform on any de-escalation of the conflict.

The Fund increased its allocation to broad fixed income but remained underweight relative to the composite benchmark and added shorter duration positions after bond yields moved higher, and also added modestly to high yield debt (also known as “junk bonds”) in May 2022. Duration is a measure of price sensitivity and shorter duration bonds generally experience and smaller decline in price compared with longer duration bonds when interest rates rise. The portfolio management team remained broadly comfortable with corporate credit risk. High-quality core fixed income remained a key anchor to help diversify equity risk in the Fund. The Fund’s overall duration was shorter than the composite benchmark and the Fund remained slightly underweight in core fixed income to limit interest rate risk.

The Fund’s alternatives allocation continued to serve as a diversifier against equity and interest rate volatility.

JUNE 30, 2022	JP MORGAN ACCESS FUNDS	3

JPMorgan Access Balanced Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2022 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	iShares Core S&P 500 ETF	32.1%
2.	Vanguard Total International Bond ETF	16.9
3.	JPMorgan BetaBuilders Europe ETF	8.0
4.	JPMorgan Core Bond Fund Class R6 Shares	7.9
5.	SPDR S&P 500 ETF Trust	5.0
6.	iShares 7-10 Year Treasury Bond ETF	2.9
7.	iShares S&P 500 Growth ETF	2.5
8.	iShares S&P 500 Value ETF	2.5
9.	JPMorgan BetaBuilders Japan ETF	2.3
10.	JPMorgan BetaBuilders Canada ETF	2.2

PORTFOLIO COMPOSITION BY ASSET CLASS AS OF JUNE 30, 2022	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	43.3%
Fixed Income	33.8
International Equity	17.3
Alternative Assets	4.3
Short-Term Investments	1.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

ETF	Exchange-Traded Fund

4	JP MORGAN ACCESS FUNDS	JUNE 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 30, 2009
With Sales Charge*		(15.38)%	3.40%	4.36%
Without Sales Charge		(11.40)	4.36	4.84
CLASS C SHARES	January 4, 2010
With CDSC**		(12.76)	3.87	4.43
Without CDSC		(11.76)	3.87	4.43
CLASS I SHARES	September 30, 2009	(11.15)	4.63	5.12

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/12 to 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of the JPMorgan Access Balanced Fund, Bloomberg Global Aggregate Index — Hedged USD, the MSCI World Index (net of foreign withholding taxes), the S&P 500 Index and the Access Balanced Composite Benchmark from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Global Aggregate Index — Hedged USD, the Access Balanced Composite Benchmark and the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the MSCI World Index (net of foreign withholding taxes) does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The Bloomberg Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities. Constituents must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. Unrated non-U.S. bonds may use an implied issuer rating to determine index eligibility when not rated by an agency. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Since January 1, 2018, the Access Balanced Composite Benchmark is a composite benchmark comprised of unmanaged indexes that corresponds to the Fund’s model allocation and that consists of the MSCI World Index (net of foreign withholding taxes) (55%), Bloomberg Global Aggregate Index — Hedged USD (40%) and HFRX Global Hedge Fund Index (5%). From July 1, 2016 until December 31, 2017, the Access Balanced Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (55%), Bloomberg Global Aggregate Index (35%), Bloomberg T-Bill 1-3 Month Index (5%), and HFRX Global Hedge Fund Index (5%). From April 1, 2013 until June 30, 2016, the Access Balanced Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (50%), Bloomberg U.S. Aggregate Index (35%), Citigroup 3-Month Treasury Bill Index (5%), Bloomberg Commodity Index (5%) and HFRX Global Hedge Fund Index (5%). Up through March 31, 2013, the Access Balanced Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (50%), Bloomberg U.S. Aggregate Index (35%) and Citigroup 3-Month Treasury Bill Index (15%). Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

JUNE 30, 2022	JP MORGAN ACCESS FUNDS	5

JPMorgan Access Balanced Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2022 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JP MORGAN ACCESS FUNDS	JUNE 30, 2022

JPMorgan Access Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(11.94)%
MSCI World Index (net of foreign withholding taxes)	(14.34)%
Bloomberg Global Aggregate Index — Hedged USD	(8.94)%
Access Growth Composite Benchmark	(12.67)%

Net Assets as of 6/30/2022 (In Thousands)	$432,649

INVESTMENT OBJECTIVE**

The JPMorgan Access Growth Fund (the “Fund”) seeks capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity asset classes, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund’s Class I Shares outperformed the MSCI World Index (net of foreign withholding taxes), its broad-based equity benchmark, and underperformed the Bloomberg Global Aggregate Index — Hedged USD, its broad-based fixed income benchmark, for the twelve months ended June 30, 2022.

The Fund’s allocation to U.S. equity drove its outperformance relative to the MSCI World Index, which is an all-equity index. The Fund’s underweight allocation to core fixed income drove its underperformance relative to the Bloomberg Global Aggregate Index — Hedged USD, which is an all-fixed income index.

For the period, the Fund’s Class I Shares outperformed the Fund’s composite benchmark, which consists of the MSCI World Index (75%), Bloomberg Global Aggregate Index — Hedged USD (20%), and HFRX Global Hedge Fund Index (5%).

The Fund’s overweight allocation to equity, particularly U.S. equity, and security selection in alternative strategies were leading contributors to performance relative to the composite benchmark. The Fund’s allocation to emerging markets equity and its security selection in core fixed income were leading detractors from performance relative to the composite benchmark.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and liquid alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations and the potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and liquid alternative assets.

The portfolio management team believes the U.S. economy is moving into the later part of the economic growth cycle, but sees upside for risk assets over the next 12+ months. While the team expects economic growth will slow as interest rates rise, the portfolio managers believe that the U.S. Federal Reserve (the “Fed”) will seek to moderate inflation without ending the economic growth cycle. The team believes that supply-chain issues that are causing abnormally high inflation in consumer goods will abate, which could allow the Fed to raise interest rates by less than currently expected. Overall, the Fund remains pro-cyclically positioned and the portfolio management team would consider adding further to risk, prudently, if markets present another opportunity.

The Fund was overweight in equities but the team trimmed that overweight slightly in May 2022 to add to the Fund’s fixed income allocation, on the back of higher bond yields. The U.S. remained the Fund’s largest allocation across regions, as it is where the team has the most confidence in earnings resiliency. Asset valuations in Europe were depressed amid the Russia/Ukraine conflict, and while the portfolio management team expects an economic slowdown in the region, the team also believes European stocks could outperform on any de-escalation of the conflict.

The Fund increased its allocation to broad fixed income but remained underweight relative to the composite benchmark and added shorter duration positions after bond yields moved higher, and also added modestly to high yield debt (also known as “junk bonds”) in May 2022. Duration is a measure of price sensitivity and shorter duration bonds generally experience and smaller decline in price compared with longer duration bonds when interest rates rise. The portfolio management team remained broadly comfortable with corporate credit risk. High-quality core fixed income remained a key anchor to help diversify equity risk in the Fund. The Fund’s overall duration was shorter than the composite benchmark and the Fund remained slightly underweight in core fixed income to limit interest rate risk.

The Fund’s alternatives allocation continued to serve as a diversifier against equity and interest rate volatility.

JUNE 30, 2022	JP MORGAN ACCESS FUNDS	7

JPMorgan Access Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2022 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	iShares Core S&P 500 ETF	34.6%
2.	SPDR S&P 500 ETF Trust	16.0
3.	JPMorgan BetaBuilders Europe ETF	9.4
4.	iShares MSCI EAFE ETF	4.0
5.	JPMorgan Core Bond Fund Class R6 Shares	3.8
6.	Vanguard Total International Bond ETF	3.8
7.	JPMorgan BetaBuilders Canada ETF	3.2
8.	JPMorgan BetaBuilders Japan ETF	2.9
9.	iShares S&P 500 Growth ETF	2.5
10.	iShares S&P 500 Value ETF	2.5

PORTFOLIO COMPOSITION BY ASSET CLASS AS OF JUNE 30, 2022	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	56.7%
International Equity	24.0
Fixed Income	13.6
Alternative Assets	4.5
Short-Term Investments	1.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund

8	JP MORGAN ACCESS FUNDS	JUNE 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 30, 2009
With Sales Charge*		(16.16)%	4.61%	5.71%
Without Sales Charge		(12.23)	5.58	6.19
CLASS C SHARES	January 4, 2010
With CDSC**		(13.63)	5.07	5.78
Without CDSC		(12.63)	5.07	5.78
CLASS I SHARES	September 30, 2009	(11.94)	5.87	6.48

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/12 to 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of the JPMorgan Access Growth Fund, Bloomberg Global Aggregate Index — Hedged USD, the MSCI World Index (net of foreign withholding taxes), the S&P 500 Index and the Access Growth Composite Benchmark from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Global Aggregate Index — Hedged USD, the Access Growth Composite Benchmark and the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the MSCI World Index (net of foreign withholding taxes) does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The Bloomberg Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan- European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Constituents must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. Unrated non-U.S. bonds may use an implied issuer rating to determine index eligibility when not rated by an agency. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Since January 1, 2018, the Access Growth Composite Benchmark is a composite benchmark comprised of unmanaged indexes that corresponds to the Fund’s model allocation and that consists of the MSCI World Index (net of foreign withholding taxes) (75%), Bloomberg Global Aggregate Index — Hedged USD (20%) and HFRX Global Hedge Fund Index (5%). From July 1, 2016 until December 31, 2017, the Access Growth Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (75%), Bloomberg Global Aggregate Index (15%), Bloomberg T-Bill 1-3 Month Index (5%), and HFRX Global Hedge Fund Index (5%). From April 1, 2013 until June 30, 2016, the Access Growth Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (70%), Bloomberg U.S. Aggregate Index (15%), Citigroup 3-Month Treasury Bill Index (5%), Bloomberg Commodity Index (5%) and HFRX Global Hedge Fund Index (5%). From July 1, 2012 until March 31, 2013, the Access Growth Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (70%), Bloomberg U.S. Aggregate Index (20%) and Citigroup 3-Month Treasury Bill Index (10%). Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

JUNE 30, 2022	JP MORGAN ACCESS FUNDS	9

JPMorgan Access Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2022 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JP MORGAN ACCESS FUNDS	JUNE 30, 2022

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Exchange-Traded Funds — 77.2%

Fixed Income — 19.8%

iShares 7-10 Year Treasury Bond ETF	107	10,946

Vanguard Total International Bond ETF	1,309	64,835

Total Fixed Income		75,781

International Equity — 15.2%

iShares MSCI EAFE ETF	47	2,927

JPMorgan BetaBuilders Canada ETF (a)	144	8,452

JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF (a)	150	7,156

JPMorgan BetaBuilders Europe ETF (a)	667	30,726

JPMorgan BetaBuilders Japan ETF (a)	197	8,691

Total International Equity		57,952

U.S. Equity — 42.2%

iShares Core S&P 500 ETF	325	123,375

iShares S&P 500 Growth ETF	160	9,656

iShares S&P 500 Value ETF	70	9,650

SPDR S&P 500 ETF Trust	51	19,202

Total U.S. Equity		161,883

Total Exchange-Traded Funds (Cost $262,544)		295,616

Investment Companies — 19.4%

Alternative Assets — 4.3%

Blackstone Alternative Multi-Strategy Fund Class Y Shares *	605	6,047

Lumyna - MW TOPS UCITS Fund (Luxembourg) *	32	6,644

Neuberger Berman Long Short Fund Class Institutional Shares *	231	3,831

Total Alternative Assets		16,522

Fixed Income — 14.1%

JPMorgan Core Bond Fund Class R6 Shares (a)	2,851	30,197

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	520	3,874

JPMorgan High Yield Fund Class R6 Shares (a)	1,227	7,546

JPMorgan Short Duration Bond Fund Class R6 Shares (a)	396	4,192

Lord Abbett Short Duration Income Fund Class F3 Shares	2,056	8,061

Total Fixed Income		53,870

U.S. Equity — 1.0%

BlackRock Event Driven Equity Fund Class Institutional Shares	396	3,848

Total Investment Companies (Cost $74,519)		74,240

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — 2.4%

Aerospace & Defense — 0.0% (b)

Airbus SE (France)	1		62

MTU Aero Engines AG (Germany)	—	(c)	19

Safran SA (France)	1		107

			188

Air Freight & Logistics — 0.0% (b)

DSV A/S (Denmark)	—	(c)	33

Airlines — 0.0% (b)

Ryanair Holdings plc, ADR (Ireland) *	—	(c)	7

Auto Components — 0.0% (b)

Autoliv, Inc., SDR (Sweden)	—	(c)	19

Denso Corp. (Japan)	—	(c)	21

Magna International, Inc. (Canada)	1		36

Stanley Electric Co. Ltd. (Japan)	1		11

Sumitomo Rubber Industries Ltd. (Japan)	1		7

			94

Automobiles — 0.0% (b)

Honda Motor Co. Ltd. (Japan)	—	(c)	10

Suzuki Motor Corp. (Japan)	1		19

Toyota Motor Corp. (Japan)	5		72

			101

Banks — 0.2%

Australia & New Zealand Banking Group Ltd. (Australia)	1		21

Banco Bilbao Vizcaya Argentaria SA (Spain)	6		29

BNP Paribas SA (France)	1		25

Close Brothers Group plc (United Kingdom)	1		7

DBS Group Holdings Ltd. (Singapore)	3		73

DNB Bank ASA (Norway)	5		88

Erste Group Bank AG (Austria)	—	(c)	10

HDFC Bank Ltd., ADR (India)	1		33

ING Groep NV (Netherlands)	7		72

Intesa Sanpaolo SpA (Italy)	8		14

Lloyds Banking Group plc (United Kingdom)	47		24

Mitsubishi UFJ Financial Group, Inc. (Japan)	5		24

National Bank of Canada (Canada)	1		49

Standard Chartered plc (United Kingdom)	2		15

Sumitomo Mitsui Trust Holdings, Inc. (Japan)	1		15

Svenska Handelsbanken AB, Class A (Sweden)	3		26

UniCredit SpA (Italy)	—	(c)	5

United Overseas Bank Ltd. (Singapore)	2		38

			568

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2022	JP MORGAN ACCESS FUNDS	11

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2022 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Beverages — 0.1%

Anheuser-Busch InBev SA/NV (Belgium)	1		59

Carlsberg A/S, Class B (Denmark)	1		76

Diageo plc (United Kingdom)	1		51

Kirin Holdings Co. Ltd. (Japan)	1		17

Pernod Ricard SA (France)	—	(c)	34

			237

Biotechnology — 0.0% (b)

BeiGene Ltd., ADR (China) *	—	(c)	34

Genmab A/S (Denmark) *	—	(c)	83

			117

Building Products — 0.0% (b)

Assa Abloy AB, Class B (Sweden)	1		13

Daikin Industries Ltd. (Japan)	—	(c)	25

			38

Capital Markets — 0.1%

Allfunds Group plc (United Kingdom)	1		9

Bridgepoint Group plc (United Kingdom) (d)	3		9

Deutsche Boerse AG (Germany)	—	(c)	15

Euronext NV (Netherlands)(d)	1		50

Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	1		28

Julius Baer Group Ltd. (Switzerland)	1		26

London Stock Exchange Group plc (United Kingdom)	1		111

Macquarie Group Ltd. (Australia)	—	(c)	26

Partners Group Holding AG (Switzerland)	—	(c)	12

XP, Inc., Class A (Brazil) *	1		12

			298

Chemicals — 0.1%

Air Liquide SA (France)	1		79

Akzo Nobel NV (Netherlands)	—	(c)	25

Asahi Kasei Corp. (Japan)	6		45

BASF SE (Germany)	—	(c)	20

Covestro AG (Germany) (d)	—	(c)	16

Givaudan SA (Registered) (Switzerland)	—	(c)	53

Johnson Matthey plc (United Kingdom)	1		24

Kansai Paint Co. Ltd. (Japan)	—	(c)	6

Shin-Etsu Chemical Co. Ltd. (Japan)	1		57

Sika AG (Registered) (Switzerland)	—	(c)	8

Sociedad Quimica y Minera de Chile SA, ADR (Chile)	—	(c)	16

Tosoh Corp. (Japan)	—	(c)	4

Umicore SA (Belgium)	—	(c)	17

			370

INVESTMENTS	SHARES (000)		VALUE ($000)

Communications Equipment — 0.0% (b)

Nokia OYJ (Finland)	4		18

Telefonaktiebolaget LM Ericsson, Class B (Sweden)	5		39

			57

Containers & Packaging — 0.0% (b)

Amcor plc, CHDI	2		22

Diversified Financial Services — 0.0% (b)

Challenger Ltd. (Australia)	3		12

Element Fleet Management Corp. (Canada)	3		35

Mitsubishi HC Capital, Inc. (Japan)	3		12

			59

Diversified Telecommunication Services — 0.1%

Koninklijke KPN NV (Netherlands)	13		45

KT Corp. (South Korea)	1		17

Nippon Telegraph & Telephone Corp. (Japan)	5		138

			200

Electric Utilities — 0.0% (b)

Enel SpA (Italy)	7		37

Iberdrola SA (Spain)	5		52

Orsted A/S (Denmark) (d)	—	(c)	20

			109

Electrical Equipment — 0.1%

ABB Ltd. (Registered) (Switzerland)	5		125

Legrand SA (France)	—	(c)	22

Mitsubishi Electric Corp. (Japan)	4		41

Nidec Corp. (Japan)	—	(c)	22

Prysmian SpA (Italy)	1		28

			238

Electronic Equipment, Instruments & Components — 0.1%

Hamamatsu Photonics KK (Japan)	2		91

Keyence Corp. (Japan)	—	(c)	64

Murata Manufacturing Co. Ltd. (Japan)	1		33

Omron Corp. (Japan)	—	(c)	15

			203

Energy Equipment & Services — 0.0% (b)

Worley Ltd. (Australia)	3		32

Entertainment — 0.0% (b)

NetEase, Inc. (China)	1		15

Equity Real Estate Investment Trusts (REITs) — 0.0% (b)

Great Portland Estates plc (United Kingdom)	3		18

Scentre Group (Australia)	11		20

			38

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	JP MORGAN ACCESS FUNDS	JUNE 30, 2022

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Food & Staples Retailing — 0.0% (b)

Seven & i Holdings Co. Ltd. (Japan)	1		43

Welcia Holdings Co. Ltd. (Japan)	—	(c)	8

			51

Food Products — 0.1%

Barry Callebaut AG (Registered) (Switzerland)	—	(c)	25

Danone SA (France)	—	(c)	22

Nestle SA (Registered)	2		249

Wilmar International Ltd. (China)	12		35

			331

Gas Utilities — 0.0% (b)

Beijing Enterprises Holdings Ltd. (China)	3		11

Health Care Equipment & Supplies — 0.1%

Alcon, Inc. (Switzerland)	—	(c)	14

Asahi Intecc Co. Ltd. (Japan)	—	(c)	5

Elekta AB, Class B (Sweden)	3		18

Hoya Corp. (Japan)	—	(c)	16

Koninklijke Philips NV (Netherlands)	1		29

Sartorius AG (Preference) (Germany)	—	(c)	22

Siemens Healthineers AG (Germany) (d)	1		36

Straumann Holding AG (Registered) (Switzerland)	—	(c)	45

Terumo Corp. (Japan)	1		16

			201

Health Care Providers & Services — 0.0% (b)

Fresenius SE & Co. KGaA (Germany)	1		28

Hotels, Restaurants & Leisure — 0.0% (b)

Compass Group plc (United Kingdom)	2		43

Flutter Entertainment plc (Ireland) *	—	(c)	4

			47

Household Durables — 0.0% (b)

Panasonic Holdings Corp. (Japan)	3		25

Persimmon plc (United Kingdom)	1		21

Sony Group Corp. (Japan)	1		41

			87

Household Products — 0.0% (b)

Reckitt Benckiser Group plc (United Kingdom)	1		51

Unicharm Corp. (Japan)	1		24

			75

Independent Power and Renewable Electricity Producers — 0.0% (b)

Electric Power Development Co. Ltd. (Japan)	1		15

Industrial Conglomerates — 0.0% (b)

DCC plc (United Kingdom)	—	(c)	20

INVESTMENTS	SHARES (000)		VALUE ($000)

Industrial Conglomerates — continued

Hitachi Ltd. (Japan)	—	(c)	10

Jardine Matheson Holdings Ltd. (Hong Kong)	1		27

Melrose Industries plc (United Kingdom)	17		31

Siemens AG (Registered) (Germany)	1		83

			171

Insurance — 0.3%

AIA Group Ltd. (Hong Kong)	13		146

Aon plc, Class A	—	(c)	27

AXA SA (France)	3		64

Definity Financial Corp. (Canada)	—	(c)	7

Direct Line Insurance Group plc (United Kingdom)	5		16

Manulife Financial Corp. (Canada)	2		26

Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Germany)	—	(c)	66

PICC Property & Casualty Co. Ltd., Class H (China)	24		25

Ping An Insurance Group Co. of China Ltd., Class H (China)	2		14

Sampo OYJ, Class A (Finland)	1		46

Storebrand ASA (Norway)	4		28

Sun Life Financial, Inc. (Canada)	1		49

Tokio Marine Holdings, Inc. (Japan)	1		47

Zurich Insurance Group AG (Switzerland)	—	(c)	50

			611

Interactive Media & Services — 0.0% (b)

Adevinta ASA (France) *	—	(c)	3

NAVER Corp. (South Korea)	—	(c)	18

Tencent Holdings Ltd. (China)	1		62

Z Holdings Corp. (Japan)	4		13

			96

Internet & Direct Marketing Retail — 0.0% (b)

Alibaba Group Holding Ltd., ADR (China) *	—	(c)	8

ASOS plc (United Kingdom) *	1		8

MercadoLibre, Inc. (Brazil) *	—	(c)	29

THG plc (United Kingdom) *	1		1

Zalando SE (Germany) * (d)	1		15

			61

IT Services — 0.0% (b)

Adyen NV (Netherlands) * (d)	—	(c)	12

Amadeus IT Group SA (Spain) *	1		33

Fujitsu Ltd. (Japan)	—	(c)	25

NTT Data Corp. (Japan)	3		46

Obic Co. Ltd. (Japan)	—	(c)	48

			164

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2022	JP MORGAN ACCESS FUNDS	13

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2022 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Life Sciences Tools & Services — 0.0% (b)

Evotec SE (Germany) *	1		12

Machinery — 0.0% (b)

Epiroc AB, Class A (Sweden)	2		24

KION Group AG (Germany)	—	(c)	19

Knorr-Bremse AG (Germany)	—	(c)	10

SMC Corp. (Japan)	—	(c)	59

SMC Corp., ADR (Japan)	1		12

THK Co. Ltd. (Japan)	1		11

			135

Media — 0.0% (b)

CyberAgent, Inc. (Japan)	3		25

Stroeer SE & Co. KGaA (Germany)	—	(c)	10

Viaplay Group AB, Class B (Sweden) *	—	(c)	6

WPP plc (United Kingdom)	3		31

			72

Metals & Mining — 0.1%

Antofagasta plc (Chile)	2		26

BHP Group Ltd. (Australia)	2		57

BHP Group Ltd. (Australia)	1		15

IGO Ltd. (Australia)	7		49

Rio Tinto Ltd. (Australia)	—	(c)	12

Rio Tinto plc (Australia)	—	(c)	9

South32 Ltd. (Australia)	8		22

Vale SA, ADR (Brazil)	1		10

			200

Multiline Retail — 0.0% (b)

B&M European Value Retail SA (United Kingdom)	4		17

Next plc (United Kingdom)	—	(c)	25

			42

Multi-Utilities — 0.0% (b)

Engie SA (France)	7		80

National Grid plc (United Kingdom)	3		36

			116

Oil, Gas & Consumable Fuels — 0.1%

BP plc (United Kingdom)	2		9

Equinor ASA (Norway)	2		79

Galp Energia SGPS SA (Portugal)	1		9

Inpex Corp. (Japan)	1		8

Shell plc, ADR (Netherlands)	1		29

TotalEnergies SE (France)	2		114

Woodside Energy Group Ltd. (Australia)	—	(c)	7

			255

INVESTMENTS	SHARES (000)		VALUE ($000)

Paper & Forest Products — 0.0% (b)

Stora Enso OYJ, Class R (Finland)	2		30

Personal Products — 0.1%

L’Oreal SA (France)	—	(c)	125

Pola Orbis Holdings, Inc. (Japan)	—	(c)	4

Unilever plc (United Kingdom)	2		88

			217

Pharmaceuticals — 0.4%

Astellas Pharma, Inc. (Japan)	4		61

AstraZeneca plc (United Kingdom)	1		173

AstraZeneca plc, ADR (United Kingdom)	1		72

Bayer AG (Registered) (Germany)	1		48

Daiichi Sankyo Co. Ltd. (Japan)	1		21

GSK plc, ADR	1		32

GSK plc, ADR	—	(c)	10

HUTCHMED China Ltd. (China) *	5		12

Ipsen SA (France)	—	(c)	13

Novartis AG (Registered) (Switzerland)	1		80

Novo Nordisk A/S, Class B (Denmark)	2		201

Otsuka Holdings Co. Ltd. (Japan)	1		25

Roche Holding AG	—	(c)	114

Sanofi (France)	1		90

Shionogi & Co. Ltd. (Japan)	1		50

			1,002

Professional Services — 0.0% (b)

DKSH Holding AG (Switzerland)	—	(c)	33

Recruit Holdings Co. Ltd. (Japan)	2		50

RELX plc (United Kingdom)	2		58

TechnoPro Holdings, Inc. (Japan)	1		22

Teleperformance (France)	—	(c)	23

			186

Real Estate Management & Development — 0.0% (b)

Altus Group Ltd. (Canada)	—	(c)	10

Mitsui Fudosan Co. Ltd. (Japan)	2		43

			53

Road & Rail — 0.0% (b)

Central Japan Railway Co. (Japan)	—	(c)	23

TFI International, Inc. (Canada)	1		45

			68

Semiconductors & Semiconductor Equipment — 0.3%

ASML Holding NV (Netherlands)	—	(c)	187

Broadcom, Inc.	—	(c)	57

NXP Semiconductors NV (China)	—	(c)	40

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	JP MORGAN ACCESS FUNDS	JUNE 30, 2022

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — continued

Renesas Electronics Corp. (Japan) *	2		14

STMicroelectronics NV (Singapore)	2		51

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	2		125

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	6		96

Tokyo Electron Ltd. (Japan)	—	(c)	57

			627

Software — 0.0% (b)

Atlassian Corp. plc, Class A *	—	(c)	16

AVEVA Group plc (United Kingdom)	—	(c)	4

Dassault Systemes SE (France)	—	(c)	6

Dye & Durham Ltd. (Canada)	1		12

Nice Ltd., ADR (Israel) *	—	(c)	17

SAP SE (Germany)	1		93

			148

Specialty Retail — 0.0% (b)

Industria de Diseno Textil SA (Spain)	2		50

Kingfisher plc (United Kingdom)	12		35

Nitori Holdings Co. Ltd. (Japan)	—	(c)	20

			105

Technology Hardware, Storage & Peripherals — 0.0% (b)

Samsung Electronics Co. Ltd. (South Korea)	1		56

Textiles, Apparel & Luxury Goods — 0.1%

adidas AG (Germany)	—	(c)	18

China Hongxing Sports Ltd. (China) * ‡	743		—	(c)

Cie Financiere Richemont SA (Registered) (Switzerland)	—	(c)	29

Dr. Martens plc (United Kingdom)	3		10

EssilorLuxottica SA (France)	1		115

Hermes International (France)	—	(c)	54

Kering SA (France)	—	(c)	110

LVMH Moet Hennessy Louis Vuitton SE (France)	—	(c)	53

Moncler SpA (Italy)	1		22

Samsonite International SA * (d)	6		11

			422

Thrifts & Mortgage Finance — 0.0% (b)

Housing Development Finance Corp. Ltd. (India)	1		24

Tobacco — 0.0% (b)

British American Tobacco plc (United Kingdom)	2		94

Imperial Brands plc (United Kingdom)	1		16

			110

INVESTMENTS	SHARES (000)		VALUE ($000)

Trading Companies & Distributors — 0.0% (b)

Ashtead Group plc (United Kingdom)	1		27

Bunzl plc (United Kingdom)	1		18

Mitsubishi Corp. (Japan)	2		51

Sumitomo Corp. (Japan)	2		26

			122

Wireless Telecommunication Services — 0.0% (b)

America Movil SAB de CV, Class L, ADR (Mexico)	1		14

SoftBank Group Corp. (Japan)	—	(c)	16

Vodafone Group plc, ADR (United Kingdom)	2		36

			66

Total Common Stocks (Cost $6,739)			9,041

	NO. OF WARRANTS (000)
Warrants — 0.0% (b)

Textiles, Apparel & Luxury Goods — 0.0% (b)

Cie Financiere Richemont SA expiring 11/22/2023, price 67.00 USD (Switzerland) * (Cost $ — )	1		—	(c)

	SHARES (000)
Short-Term Investments — 1.3%

Investment Companies — 1.3%

JPMorgan Prime Money Market Fund Class Institutional Shares, 1.47% (a) (e) (Cost $4,837)	4,837		4,837

Total Investments — 100.3% (Cost $348,639)			383,734

Liabilities in Excess of Other Assets — (0.3)% (f)			(1,119)

Net Assets — 100.0%			$382,615

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY AS OF JUNE 30, 2022	PERCENT OF TOTAL INVESTMENTS

United States	94.8%

Luxembourg	1.7

Others (each less than 1.0%)	2.2

Short-Term Investments	1.3

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2022	JP MORGAN ACCESS FUNDS	15

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2022 (continued)

Abbreviations

ADR	American Depositary Receipt
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
SDR	Swedish Depositary Receipt
SPDR	Standard & Poor’s Depository Receipts
UCITS	Undertakings for Collective Investment in Transferable Securities
USD	United States Dollar

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.

(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(e)	The rate shown is the current yield as of June 30, 2022.
(f)	A portion of the Fund’s cash is held by the subsidiary.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of certain underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16	JP MORGAN ACCESS FUNDS	JUNE 30, 2022

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Exchange-Traded Funds — 83.2%

Fixed Income — 5.9%

iShares 20+ Year Treasury Bond ETF	38	4,331

iShares MBS ETF	48	4,699

Vanguard Total International Bond ETF	331	16,413

Total Fixed Income		25,443

International Equity — 21.5%

iShares MSCI EAFE ETF	275	17,175

JPMorgan BetaBuilders Canada ETF (a)	232	13,613

JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF (a)	192	9,161

JPMorgan BetaBuilders Europe ETF (a)	884	40,751

JPMorgan BetaBuilders Japan ETF (a)	284	12,518

Total International Equity		93,218

U.S. Equity — 55.8%

iShares Core S&P 500 ETF	397	150,485

iShares S&P 500 Growth ETF	175	10,579

iShares S&P 500 Value ETF	77	10,571

SPDR S&P 500 ETF Trust	185	69,603

Total U.S. Equity		241,238

Total Exchange-Traded Funds (Cost $286,357)		359,899

Investment Companies — 13.4%

Alternative Assets — 4.5%

Blackstone Alternative Multi-Strategy Fund Class Y Shares *	784	7,839

Lumyna - MW TOPS UCITS Fund (Luxembourg) *	35	7,317

Neuberger Berman Long Short Fund Class Institutional Shares *	266	4,405

Total Alternative Assets		19,561

Fixed Income — 7.8%

JPMorgan Core Bond Fund Class R6 Shares (a)	1,568	16,608

JPMorgan High Yield Fund Class R6 Shares (a)	1,380	8,489

Lord Abbett Short Duration Income Fund Class F3 Shares	2,158	8,459

Total Fixed Income		33,556

U.S. Equity — 1.1%

BlackRock Event Driven Equity Fund Class Institutional Shares	495	4,809

Total Investment Companies (Cost $56,662)		57,926

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — 2.7%

Aerospace & Defense — 0.1%

Airbus SE (France)	1		78

MTU Aero Engines AG (Germany)	—	(b)	25

Safran SA (France)	1		135

			238

Air Freight & Logistics — 0.0% (c)

DSV A/S (Denmark)	—	(b)	42

Airlines — 0.0% (c)

Ryanair Holdings plc, ADR (Ireland) *	—	(b)	8

Auto Components — 0.0% (c)

Autoliv, Inc., SDR (Sweden)	—	(b)	25

Denso Corp. (Japan)	1		26

Magna International, Inc. (Canada)	1		48

Stanley Electric Co. Ltd. (Japan)	1		15

Sumitomo Rubber Industries Ltd. (Japan)	1		9

			123

Automobiles — 0.0% (c)

Honda Motor Co. Ltd. (Japan)	1		14

Suzuki Motor Corp. (Japan)	1		25

Toyota Motor Corp. (Japan)	6		96

			135

Banks — 0.2%

Australia & New Zealand Banking Group Ltd. (Australia)	2		27

Banco Bilbao Vizcaya Argentaria SA (Spain)	8		37

BNP Paribas SA (France)	1		32

Close Brothers Group plc (United Kingdom)	1		9

DBS Group Holdings Ltd. (Singapore)	4		93

DNB Bank ASA (Norway)	6		112

Erste Group Bank AG (Austria)	1		13

HDFC Bank Ltd., ADR (India)	1		41

ING Groep NV (Netherlands)	10		94

Intesa Sanpaolo SpA (Italy)	10		18

Lloyds Banking Group plc (United Kingdom)	63		32

Mitsubishi UFJ Financial Group, Inc. (Japan)	6		32

National Bank of Canada (Canada)	1		64

Standard Chartered plc (United Kingdom)	3		20

Sumitomo Mitsui Trust Holdings, Inc. (Japan)	1		22

Svenska Handelsbanken AB, Class A (Sweden)	4		34

UniCredit SpA (Italy)	1		6

United Overseas Bank Ltd. (Singapore)	3		49

			735

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2022	JP MORGAN ACCESS FUNDS	17

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2022 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Beverages — 0.1%

Anheuser-Busch InBev SA/NV (Belgium)	1		74

Carlsberg A/S, Class B (Denmark)	1		95

Diageo plc (United Kingdom)	2		66

Kirin Holdings Co. Ltd. (Japan)	2		24

Pernod Ricard SA (France)	—	(b)	43

			302

Biotechnology — 0.0% (c)

BeiGene Ltd., ADR (China) *	—	(b)	42

Genmab A/S (Denmark) *	—	(b)	106

			148

Building Products — 0.0% (c)

Assa Abloy AB, Class B (Sweden)	1		16

Daikin Industries Ltd. (Japan)	—	(b)	43

			59

Capital Markets — 0.1%

Allfunds Group plc (United Kingdom)	2		13

Bridgepoint Group plc (United Kingdom) (d)	4		12

Deutsche Boerse AG (Germany)	—	(b)	19

Euronext NV (Netherlands) (d)	1		63

Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	1		32

Julius Baer Group Ltd. (Switzerland)	1		35

London Stock Exchange Group plc (United Kingdom)	2		141

Macquarie Group Ltd. (Australia)	—	(b)	33

Partners Group Holding AG (Switzerland)	—	(b)	15

XP, Inc., Class A (Brazil) *	1		15

			378

Chemicals — 0.1%

Air Liquide SA (France)	1		99

Akzo Nobel NV (Netherlands)	1		34

Asahi Kasei Corp. (Japan)	8		57

BASF SE (Germany)	1		26

Covestro AG (Germany) (d)	1		21

Givaudan SA (Registered) (Switzerland)	—	(b)	70

Johnson Matthey plc (United Kingdom)	1		32

Kansai Paint Co. Ltd. (Japan)	1		8

Shin-Etsu Chemical Co. Ltd. (Japan)	1		72

Sika AG (Registered) (Switzerland)	—	(b)	10

Sociedad Quimica y Minera de Chile SA, ADR (Chile)	—	(b)	20

Tosoh Corp. (Japan)	—	(b)	4

Umicore SA (Belgium)	1		22

			475

INVESTMENTS	SHARES (000)		VALUE ($000)

Communications Equipment — 0.0% (c)

Nokia OYJ (Finland)	5		22

Telefonaktiebolaget LM Ericsson, Class B (Sweden)	7		51

			73

Containers & Packaging — 0.0% (c)

Amcor plc, CHDI	2		29

Diversified Financial Services — 0.0% (c)

Challenger Ltd. (Australia)	3		16

Element Fleet Management Corp. (Canada)	4		46

Mitsubishi HC Capital, Inc. (Japan)	3		15

			77

Diversified Telecommunication Services — 0.1%

Koninklijke KPN NV (Netherlands)	16		57

KT Corp. (South Korea)	1		22

Nippon Telegraph & Telephone Corp. (Japan)	6		181

			260

Electric Utilities — 0.0% (c)

Enel SpA (Italy)	8		46

Iberdrola SA (Spain)	6		66

Orsted A/S (Denmark) (d)	—	(b)	25

			137

Electrical Equipment — 0.1%

ABB Ltd. (Registered) (Switzerland)	6		157

Legrand SA (France)	—	(b)	29

Mitsubishi Electric Corp. (Japan)	5		54

Nidec Corp. (Japan)	—	(b)	28

Prysmian SpA (Italy)	1		35

			303

Electronic Equipment, Instruments & Components — 0.1%

Hamamatsu Photonics KK (Japan)	3		112

Keyence Corp. (Japan)	—	(b)	91

Murata Manufacturing Co. Ltd. (Japan)	1		44

Omron Corp. (Japan)	—	(b)	15

			262

Energy Equipment & Services — 0.0% (c)

Worley Ltd. (Australia)	4		41

Entertainment — 0.0% (c)

NetEase, Inc. (China)	1		19

Equity Real Estate Investment Trusts (REITs) — 0.0% (c)

Great Portland Estates plc (United Kingdom)	3		24

Scentre Group (Australia)	14		25

			49

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

18	JP MORGAN ACCESS FUNDS	JUNE 30, 2022

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Food & Staples Retailing — 0.0% (c)

Seven & i Holdings Co. Ltd. (Japan)	1		54

Welcia Holdings Co. Ltd. (Japan)	1		12

			66

Food Products — 0.1%

Barry Callebaut AG (Registered) (Switzerland)	—	(b)	31

Danone SA (France)	—	(b)	27

Nestle SA (Registered)	3		324

Wilmar International Ltd. (China)	16		45

			427

Gas Utilities — 0.0% (c)

Beijing Enterprises Holdings Ltd. (China)	4		14

Health Care Equipment & Supplies — 0.1%

Alcon, Inc. (Switzerland)	—	(b)	18

Asahi Intecc Co. Ltd. (Japan)	—	(b)	6

Elekta AB, Class B (Sweden)	3		23

Hoya Corp. (Japan)	—	(b)	22

Koninklijke Philips NV (Netherlands)	2		37

Sartorius AG (Preference) (Germany)	—	(b)	27

Siemens Healthineers AG (Germany) (d)	1		48

Straumann Holding AG (Registered) (Switzerland)	—	(b)	59

Terumo Corp. (Japan)	1		20

			260

Health Care Providers & Services — 0.0% (c)

Fresenius SE & Co. KGaA (Germany)	1		37

Hotels, Restaurants & Leisure — 0.0% (c)

Compass Group plc (United Kingdom)	3		57

Flutter Entertainment plc (Ireland) *	—	(b)	5

			62

Household Durables — 0.0% (c)

Panasonic Holdings Corp. (Japan)	4		32

Persimmon plc (United Kingdom)	1		28

Sony Group Corp. (Japan)	1		49

			109

Household Products — 0.0% (c)

Reckitt Benckiser Group plc (United Kingdom)	1		65

Unicharm Corp. (Japan)	1		30

			95

Independent Power and Renewable Electricity Producers — 0.0% (c)

Electric Power Development Co. Ltd. (Japan)	1		20

Industrial Conglomerates — 0.1%

DCC plc (United Kingdom)	—	(b)	25

INVESTMENTS	SHARES (000)		VALUE ($000)

Industrial Conglomerates — continued

Hitachi Ltd. (Japan)	—	(b)	10

Jardine Matheson Holdings Ltd. (Hong Kong)	1		34

Melrose Industries plc (United Kingdom)	22		40

Siemens AG (Registered) (Germany)	1		110

			219

Insurance — 0.3%

AIA Group Ltd. (Hong Kong)	17		184

Aon plc, Class A	—	(b)	34

AXA SA (France)	4		83

Definity Financial Corp. (Canada)	—	(b)	9

Direct Line Insurance Group plc (United Kingdom)	7		20

Manulife Financial Corp. (Canada)	2		33

Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Germany)	—	(b)	87

PICC Property & Casualty Co. Ltd., Class H (China)	32		33

Ping An Insurance Group Co. of China Ltd., Class H (China)	3		17

Sampo OYJ, Class A (Finland)	1		60

Storebrand ASA (Norway)	5		37

Sun Life Financial, Inc. (Canada)	1		66

Tokio Marine Holdings, Inc. (Japan)	1		64

Zurich Insurance Group AG (Switzerland)	—	(b)	66

			793

Interactive Media & Services — 0.0% (c)

Adevinta ASA (France) *	1		4

NAVER Corp. (South Korea)	—	(b)	24

Tencent Holdings Ltd. (China)	2		74

Z Holdings Corp. (Japan)	6		17

			119

Internet & Direct Marketing Retail — 0.0% (c)

Alibaba Group Holding Ltd., ADR (China) *	—	(b)	10

ASOS plc (United Kingdom) *	1		10

MercadoLibre, Inc. (Brazil) *	—	(b)	37

THG plc (United Kingdom) *	2		2

Zalando SE (Germany) * (d)	1		19

			78

IT Services — 0.0% (c)

Adyen NV (Netherlands) * (d)	—	(b)	14

Amadeus IT Group SA (Spain) *	1		42

Fujitsu Ltd. (Japan)	—	(b)	38

NTT Data Corp. (Japan)	4		60

Obic Co. Ltd. (Japan)	—	(b)	44

			198

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2022	JP MORGAN ACCESS FUNDS	19

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2022 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Life Sciences Tools & Services — 0.0% (c)

Evotec SE (Germany) *	1		16

Machinery — 0.0% (c)

Epiroc AB, Class A (Sweden)	2		30

KION Group AG (Germany)	1		27

Knorr-Bremse AG (Germany)	—	(b)	13

SMC Corp. (Japan)	—	(b)	73

SMC Corp., ADR (Japan)	1		15

THK Co. Ltd. (Japan)	1		15

			173

Media — 0.0% (c)

CyberAgent, Inc. (Japan)	3		32

Stroeer SE & Co. KGaA (Germany)	—	(b)	13

Viaplay Group AB, Class B (Sweden) *	—	(b)	8

WPP plc (United Kingdom)	4		41

			94

Metals & Mining — 0.1%

Antofagasta plc (Chile)	2		33

BHP Group Ltd. (Australia)	3		71

BHP Group Ltd. (Australia)	1		19

IGO Ltd. (Australia)	9		65

Rio Tinto Ltd. (Australia)	—	(b)	16

Rio Tinto plc (Australia)	—	(b)	12

South32 Ltd. (Australia)	11		30

Vale SA, ADR (Brazil)	1		13

			259

Multiline Retail — 0.0% (c)

B&M European Value Retail SA (United Kingdom)	5		22

Next plc (United Kingdom)	—	(b)	32

			54

Multi-Utilities — 0.0% (c)

Engie SA (France)	9		103

National Grid plc (United Kingdom)	4		48

			151

Oil, Gas & Consumable Fuels — 0.1%

BP plc (United Kingdom)	3		12

Equinor ASA (Norway)	3		103

Galp Energia SGPS SA (Portugal)	1		11

Inpex Corp. (Japan)	1		10

Shell plc, ADR (Netherlands)	1		37

TotalEnergies SE (France)	3		148

Woodside Energy Group Ltd. (Australia)	—	(b)	10

			331

INVESTMENTS	SHARES (000)		VALUE ($000)

Paper & Forest Products — 0.0% (c)

Stora Enso OYJ, Class R (Finland)	2		39

Personal Products — 0.1%

L’Oreal SA (France)	—	(b)	159

Pola Orbis Holdings, Inc. (Japan)	—	(b)	5

Unilever plc (United Kingdom)	3		115

			279

Pharmaceuticals — 0.4%

Astellas Pharma, Inc. (Japan)	5		80

AstraZeneca plc (United Kingdom)	2		218

AstraZeneca plc, ADR (United Kingdom)	1		96

Bayer AG (Registered) (Germany)	1		63

Daiichi Sankyo Co. Ltd. (Japan)	1		27

GSK plc, ADR	1		39

GSK plc, ADR	—	(b)	16

HUTCHMED China Ltd. (China) *	7		16

Ipsen SA (France)	—	(b)	16

Novartis AG (Registered) (Switzerland)	1		104

Novo Nordisk A/S, Class B (Denmark)	2		254

Otsuka Holdings Co. Ltd. (Japan)	1		36

Roche Holding AG	—	(b)	148

Sanofi (France)	1		117

Shionogi & Co. Ltd. (Japan)	1		63

			1,293

Professional Services — 0.1%

DKSH Holding AG (Switzerland)	1		42

Recruit Holdings Co. Ltd. (Japan)	2		65

RELX plc (United Kingdom)	3		72

TechnoPro Holdings, Inc. (Japan)	2		30

Teleperformance (France)	—	(b)	31

			240

Real Estate Management & Development — 0.0% (c)

Altus Group Ltd. (Canada)	—	(b)	13

Mitsui Fudosan Co. Ltd. (Japan)	3		55

			68

Road & Rail — 0.0% (c)

Central Japan Railway Co. (Japan)	—	(b)	23

TFI International, Inc. (Canada)	1		57

			80

Semiconductors & Semiconductor Equipment — 0.3%

ASML Holding NV (Netherlands)	1		241

Broadcom, Inc.	—	(b)	75

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

20	JP MORGAN ACCESS FUNDS	JUNE 30, 2022

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — continued

NXP Semiconductors NV (China)	—	(b)	53

Renesas Electronics Corp. (Japan) *	2		17

STMicroelectronics NV (Singapore)	2		64

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	2		159

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	8		128

Tokyo Electron Ltd. (Japan)	—	(b)	63

			800

Software — 0.0% (c)

Atlassian Corp. plc, Class A *	—	(b)	20

AVEVA Group plc (United Kingdom)	—	(b)	5

Dassault Systemes SE (France)	—	(b)	7

Dye & Durham Ltd. (Canada)	1		15

Nice Ltd., ADR (Israel) *	—	(b)	21

SAP SE (Germany)	1		121

			189

Specialty Retail — 0.0% (c)

Industria de Diseno Textil SA (Spain)	3		63

Kingfisher plc (United Kingdom)	15		45

Nitori Holdings Co. Ltd. (Japan)	—	(b)	29

			137

Technology Hardware, Storage & Peripherals — 0.0% (c)

Samsung Electronics Co. Ltd. (South Korea)	2		73

Textiles, Apparel & Luxury Goods — 0.1%

adidas AG (Germany)	—	(b)	23

China Hongxing Sports Ltd. (China) * ‡	755		—	(b)

Cie Financiere Richemont SA (Registered) (Switzerland)	—	(b)	36

Dr. Martens plc (United Kingdom)	5		13

EssilorLuxottica SA (France)	1		146

Hermes International (France)	—	(b)	68

Kering SA (France)	—	(b)	140

LVMH Moet Hennessy Louis Vuitton SE (France)	—	(b)	67

Moncler SpA (Italy)	1		29

Samsonite International SA * (d)	8		15

			537

Thrifts & Mortgage Finance — 0.0% (c)

Housing Development Finance Corp. Ltd. (India)	1		31

Tobacco — 0.0% (c)

British American Tobacco plc (United Kingdom)	3		119

Imperial Brands plc (United Kingdom)	1		21

			140

INVESTMENTS	SHARES (000)	VALUE ($000)

Trading Companies & Distributors — 0.0% (c)

Ashtead Group plc (United Kingdom)	1	37

Bunzl plc (United Kingdom)	1	23

Mitsubishi Corp. (Japan)	2	62

Sumitomo Corp. (Japan)	2	33

		155

Wireless Telecommunication Services — 0.0% (c)

America Movil SAB de CV, Class L, ADR (Mexico)	1	17

SoftBank Group Corp. (Japan)	1	19

Vodafone Group plc, ADR (United Kingdom)	3	50

		86

Total Common Stocks (Cost $8,664)		11,615

	NO. OF WARRANTS (000)
Warrants — 0.0% (c)

Textiles, Apparel & Luxury Goods — 0.0% (c)

Cie Financiere Richemont SA expiring 11/22/2023, price 67.00 USD (Switzerland) * (Cost $—)	1	—	(b)

	SHARES (000)
Short-Term Investments — 1.2%

Investment Companies — 1.2%

JPMorgan Prime Money Market Fund Class Institutional Shares, 1.47% (a) (e) (Cost $5,275)	5,275	5,276

Total Investments — 100.5% (Cost $356,958)		434,716

Liabilities in Excess of Other Assets — (0.5)% (f)		(2,067)

Net Assets — 100.0%		$432,649

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY AS OF JUNE 30, 2022	PERCENT OF TOTAL INVESTMENTS
United States	94.6%
Luxembourg	1.7
Others (each less than 1.0%)	2.5
Short-Term Investments	1.2

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2022	JP MORGAN ACCESS FUNDS	21

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2022 (continued)

Abbreviations

ADR	American Depositary Receipt
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
SDR	Swedish Depositary Receipt
SPDR	Standard & Poor’s Depository Receipts
UCITS	Undertakings for Collective Investment in Transferable Securities
USD	United States Dollar

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.

(b)	Amount rounds to less than one thousand.

(c)	Amount rounds to less than 0.1% of net assets.
(d)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(e)	The rate shown is the current yield as of June 30, 2022.
(f)	A portion of the Fund’s cash is held by the subsidiary.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of certain underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

22	JP MORGAN ACCESS FUNDS	JUNE 30, 2022

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2022	JP MORGAN ACCESS FUNDS	23

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2022

(Amounts in thousands, except per share amounts)

	JPMorgan Access Balanced Fund		JPMorgan Access Growth Fund
ASSETS:
Investments in non-affiliates, at value	$278,063		$328,300
Investments in affiliates, at value	105,671		106,416
Cash	142		143
Foreign currency, at value	167		223
Receivables:
Investment securities sold	—	(a)	—	(a)
Fund shares sold	5		7
Dividends from non-affiliates	95		310
Dividends from affiliates	5		5
Tax reclaims	71		106

Total Assets	384,219		435,510

LIABILITIES:
Payables:
Distributions	—	(a)	6
Investment securities purchased	23		27
Fund shares redeemed	1,292		2,492
Accrued liabilities:
Investment advisory fees	81		97
Administration fees	17		25
Distribution fees	—	(a)	—	(a)
Service fees	81		92
Custodian and accounting fees	15		19
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)
Deferred foreign capital gains tax	—	(a)	1
Other	95		102

Total Liabilities	1,604		2,861

Net Assets	$382,615		$432,649

(a)	Amount rounds to less than one thousand.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

24	JP MORGAN ACCESS FUNDS	JUNE 30, 2022

	JPMorgan Access Balanced Fund	JPMorgan Access Growth Fund
NET ASSETS:
Paid-in-Capital	$337,070	$348,730
Total distributable earnings (loss)	45,545	83,919

Total Net Assets	$382,615	$432,649

Net Assets:
Class A	$1,734	$1,230
Class C	96	55
Class I	380,785	431,364

Total	$382,615	$432,649

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	117	72
Class C	7	3
Class I	25,592	25,022

Net Asset Value (a):
Class A — Redemption price per share	$14.85	$17.21
Class C — Offering price per share (b)	14.80	16.92
Class I — Offering and redemption price per share	14.88	17.24
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$15.55	$18.02

Cost of investments in non-affiliates	$237,157	$245,576
Cost of investments in affiliates	111,482	111,382
Cost of foreign currency	168	224

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2022	JP MORGAN ACCESS FUNDS	25

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2022

(Amounts in thousands)

	JPMorgan Access Balanced Fund		JPMorgan Access Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$5,709		$5,756
Dividend income from affiliates	4,061		4,628
Foreign taxes withheld (net)	(35)		(54)

Total investment income	9,735		10,330

EXPENSES:
Investment advisory fees	1,390		1,531
Administration fees	347		383
Distribution fees:
Class A	5		4
Class C	1		—	(a)
Service fees:
Class A	5		4
Class C	—	(a)	—	(a)
Class I	1,152		1,272
Custodian and accounting fees	80		85
Interest expense to affiliates	—	(a)	1
Professional fees	167		165
Trustees’ and Chief Compliance Officer’s fees	38		39
Printing and mailing costs	25		26
Registration and filing fees	39		47
Transfer agency fees (See Note 2.F.)	4		6
Other	14		15

Total expenses	3,267		3,578

Less fees waived	(1,017)		(997)

Net expenses	2,250		2,581

Net investment income (loss)	7,485		7,749

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	21,766	(b)	18,901	(b)
Investments in affiliates	(167)		(143)
Foreign currency transactions	(12)		(17)

Net realized gain (loss)	21,587		18,741

Distributions of capital gains received from investment company non-affiliates	782		374
Distributions of capital gains received from investment company affiliates	256		156
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(58,764	)(c)	(63,784	)(c)
Investments in affiliates	(19,608)		(22,128)
Foreign currency translations	(8)		(13)

Change in net unrealized appreciation/depreciation	(78,380)		(85,925)

Net realized/unrealized gains (losses)	(55,755)		(66,654)

Change in net assets resulting from operations	$(48,270)		$(58,905)

(a)	Amount rounds to less than one thousand.
(b)	Net of foreign capital gains tax of less than one thousand.
(c)	Net of change in foreign capital gains tax of $2.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

26	JP MORGAN ACCESS FUNDS	JUNE 30, 2022

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Access Balanced Fund		JPMorgan Access Growth Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,485	$6,529	$7,749	$6,706
Net realized gain (loss)	21,587	39,124	18,741	28,671
Distributions of capital gains received from investment company non-affiliates	782	364	374	254
Distributions of capital gains received from investment company affiliates	256	711	156	292
Change in net unrealized appreciation/depreciation	(78,380)	48,137	(85,925)	87,732

Change in net assets resulting from operations	(48,270)	94,865	(58,905)	123,655

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(208)	(95)	(103)	(79)
Class C	(12)	(53)	(5)	(10)
Class I	(46,236)	(31,984)	(37,962)	(30,537)

Total distributions to shareholders	(46,456)	(32,132)	(38,070)	(30,626)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(10,536)	(46,861)	7,066	(15,144)

NET ASSETS:
Change in net assets	(105,262)	15,872	(89,909)	77,885
Beginning of period	487,877	472,005	522,558	444,673

End of period	$382,615	$487,877	$432,649	$522,558

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2022	JP MORGAN ACCESS FUNDS	27

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Access Balanced Fund		JPMorgan Access Growth Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$152	$1,063	$23	$258
Distributions reinvested	208	95	103	79
Cost of shares redeemed	(234)	(361)	(51)	(162)

Change in net assets resulting from Class A capital transactions	126	797	75	175

Class C
Proceeds from shares issued	$9	$—	$—	$—
Distributions reinvested	12	53	5	10
Cost of shares redeemed	(163)	(1,277)	(19)	(286)

Change in net assets resulting from Class C capital transactions	(142)	(1,224)	(14)	(276)

Class I
Proceeds from shares issued	$31,112	$23,944	$42,258	$37,282
Distributions reinvested	46,235	31,962	37,934	30,525
Cost of shares redeemed	(87,867)	(102,340)	(73,187)	(82,850)

Change in net assets resulting from Class I capital transactions	(10,520)	(46,434)	7,005	(15,043)

Total change in net assets resulting from capital transactions	$(10,536)	$(46,861)	$7,066	$(15,144)

SHARE TRANSACTIONS:
Class A
Issued	8	61	2	12
Reinvested	12	5	5	4
Redeemed	(13)	(20)	(2)	(8)

Change in Class A Shares	7	46	5	8

Class C
Issued	1	—	—	—
Reinvested	1	3	— (a)	1
Redeemed	(9)	(74)	(1)	(15)

Change in Class C Shares	(7)	(71)	(1)	(14)

Class I
Issued	1,759	1,378	2,070	1,927
Reinvested	2,632	1,848	1,841	1,592
Redeemed	(5,069)	(5,842)	(3,593)	(4,312)

Change in Class I Shares	(678)	(2,616)	318	(793)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

28	JP MORGAN ACCESS FUNDS	JUNE 30, 2022

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2022	JP MORGAN ACCESS FUNDS	29

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Access Balanced Fund
Class A
Year Ended June 30, 2022	$18.46	$0.25	$(2.11)	$(1.86)	$(0.31)	$(1.44)	$(1.75)
Year Ended June 30, 2021	16.24	0.19	3.15	3.34	(0.23)	(0.89)	(1.12)
Year Ended June 30, 2020	16.30	0.24	0.31	0.55	(0.27)	(0.34)	(0.61)
Year Ended June 30, 2019	16.43	0.23	0.60	0.83	(0.25)	(0.71)	(0.96)
Year Ended June 30, 2018	16.52	0.18	0.77	0.95	(0.23)	(0.81)	(1.04)

Class C
Year Ended June 30, 2022	18.38	0.12	(2.04)	(1.92)	(0.22)	(1.44)	(1.66)
Year Ended June 30, 2021	16.16	0.09	3.15	3.24	(0.13)	(0.89)	(1.02)
Year Ended June 30, 2020	16.20	0.15	0.32	0.47	(0.17)	(0.34)	(0.51)
Year Ended June 30, 2019	16.33	0.14	0.60	0.74	(0.16)	(0.71)	(0.87)
Year Ended June 30, 2018	16.44	0.11	0.76	0.87	(0.17)	(0.81)	(0.98)

Class I
Year Ended June 30, 2022	18.48	0.28	(2.09)	(1.81)	(0.35)	(1.44)	(1.79)
Year Ended June 30, 2021	16.26	0.23	3.15	3.38	(0.27)	(0.89)	(1.16)
Year Ended June 30, 2020	16.32	0.27	0.32	0.59	(0.31)	(0.34)	(0.65)
Year Ended June 30, 2019	16.44	0.27	0.60	0.87	(0.28)	(0.71)	(0.99)
Year Ended June 30, 2018	16.54	0.24	0.76	1.00	(0.29)	(0.81)	(1.10)

(a)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Does not include expenses of Underlying Funds.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

30	JP MORGAN ACCESS FUNDS	JUNE 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (a)	Expenses without waivers, reimbursements and earnings credits (d)	Portfolio turnover rate

$14.85	(11.40)%	$1,734	0.74%	1.40%	0.95%	27%
18.46	21.11	2,037	0.69	1.09	0.95	22
16.24	3.30	1,037	0.82	1.50	1.13	22
16.30	5.57	827	1.03	1.43	1.41	29
16.43	5.77	586	1.07	1.09	1.44	26

14.80	(11.76)	96	1.22	0.68	1.45	27
18.38	20.50	260	1.19	0.55	1.44	22
16.16	2.81	1,370	1.35	0.93	1.66	22
16.20	5.02	2,488	1.53	0.90	1.90	29
16.33	5.25	3,428	1.54	0.67	1.91	26

14.88	(11.11)	380,785	0.49	1.62	0.70	27
18.48	21.37	485,580	0.43	1.33	0.70	22
16.26	3.54	469,598	0.54	1.68	0.81	22
16.32	5.87	147,357	0.78	1.71	1.15	29
16.44	6.03	160,835	0.79	1.42	1.16	26

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2022	JP MORGAN ACCESS FUNDS	31

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Access Growth Fund
Class A
Year Ended June 30, 2022	$21.06	$0.26	$(2.59)	$(2.33)	$(0.34)	$(1.18)	$(1.52)
Year Ended June 30, 2021	17.37	0.22	4.70	4.92	(0.26)	(0.97)	(1.23)
Year Ended June 30, 2020	17.74	0.25	0.16	0.41	(0.26)	(0.52)	(0.78)
Year Ended June 30, 2019	17.92	0.22	0.62	0.84	(0.23)	(0.79)	(1.02)
Year Ended June 30, 2018	17.83	0.19	1.16	1.35	(0.22)	(1.04)	(1.26)

Class C
Year Ended June 30, 2022	20.73	0.15	(2.54)	(2.39)	(0.24)	(1.18)	(1.42)
Year Ended June 30, 2021	17.10	0.10	4.65	4.75	(0.15)	(0.97)	(1.12)
Year Ended June 30, 2020	17.43	0.11	0.22	0.33	(0.14)	(0.52)	(0.66)
Year Ended June 30, 2019	17.65	0.14	0.59	0.73	(0.16)	(0.79)	(0.95)
Year Ended June 30, 2018	17.59	0.07	1.18	1.25	(0.15)	(1.04)	(1.19)

Class I
Year Ended June 30, 2022	21.09	0.31	(2.59)	(2.28)	(0.39)	(1.18)	(1.57)
Year Ended June 30, 2021	17.39	0.27	4.71	4.98	(0.31)	(0.97)	(1.28)
Year Ended June 30, 2020	17.75	0.27	0.18	0.45	(0.29)	(0.52)	(0.81)
Year Ended June 30, 2019	17.94	0.27	0.61	0.88	(0.28)	(0.79)	(1.07)
Year Ended June 30, 2018	17.84	0.22	1.19	1.41	(0.27)	(1.04)	(1.31)

(a)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Does not include expenses of Underlying Funds.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

32	JP MORGAN ACCESS FUNDS	JUNE 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (a)	Expenses without waivers, reimbursements and earnings credits (d)	Portfolio turnover rate

$17.21	(12.18)%	$1,230	0.76%	1.28%	0.95%	22%
21.06	29.10	1,426	0.71	1.15	0.95	19
17.37	2.17	1,017	0.85	1.47	1.22	21
17.74	5.30	583	1.06	1.25	1.42	24
17.92	7.55	748	1.13	1.03	1.48	27

16.92	(12.63)	55	1.26	0.76	1.45	22
20.73	28.52	81	1.21	0.54	1.45	19
17.10	1.71	312	1.39	0.61	1.68	21
17.43	4.73	898	1.55	0.80	1.91	24
17.65	7.09	1,044	1.57	0.41	1.92	27

17.24	(11.94)	431,364	0.51	1.52	0.70	22
21.09	29.45	521,051	0.46	1.39	0.70	19
17.39	2.44	443,344	0.58	1.56	0.84	21
17.75	5.53	177,270	0.80	1.56	1.16	24
17.94	7.93	198,850	0.81	1.21	1.16	27

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2022	JP MORGAN ACCESS FUNDS	33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2022

(Dollar values in thousands)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Access Balanced Fund	Class A, Class C and Class I	Diversified
JPMorgan Access Growth Fund	Class A, Class C and Class I	Diversified

The investment objective of JPMorgan Access Balanced Fund (“Access Balanced Fund”) is to seek total return.

The investment objective of JPMorgan Access Growth Fund (“Access Growth Fund”) is to seek capital appreciation.

All share classes are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Funds’ prospectus.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

Basis for Consolidation for the Funds

Access Balanced Fund CS Ltd. and Access Growth Fund CS Ltd. (collectively, the “Subsidiaries”), each a Cayman Islands exempted company, were incorporated on March 11, 2013 and are currently each a wholly-owned subsidiary of Access Balanced Fund and Access Growth Fund, respectively. The Subsidiaries act as investment vehicles for each Fund to effect certain investments consistent with each Fund’s investment objectives and policies as described in each Fund’s prospectus. The Consolidated Schedules of Portfolio Investments (“CSOIs”) include positions of each Fund and its Subsidiary. The consolidated financial statements include the accounts of each Fund and its Subsidiary. Subsequent references to the Funds within the Notes to Consolidated Financial Statements collectively refer to the Funds and their Subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their consolidated financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current

34	JP MORGAN ACCESS FUNDS	JUNE 30, 2022

market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ sig-nificantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the CSOIs:

Access Balanced Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Aerospace & Defense	$—	$188	$—	$188
Air Freight & Logistics	—	33	—	33
Airlines	7	—	—	7
Auto Components	36	58	—	94
Automobiles	—	101	—	101
Banks	82	486	—	568
Beverages	—	237	—	237
Biotechnology	34	83	—	117
Building Products	—	38	—	38
Capital Markets	21	277	—	298
Chemicals	24	346	—	370
Communications Equipment	—	57	—	57
Containers & Packaging	—	22	—	22
Diversified Financial Services	35	24	—	59
Diversified Telecommunication Services	—	200	—	200
Electric Utilities	—	109	—	109
Electrical Equipment	—	238	—	238
Electronic Equipment, Instruments & Components	—	203	—	203
Energy Equipment & Services	—	32	—	32
Entertainment	—	15	—	15
Equity Real Estate Investment Trusts (REITs)	—	38	—	38
Food & Staples Retailing	—	51	—	51
Food Products	—	331	—	331
Gas Utilities	—	11	—	11
Health Care Equipment & Supplies	—	201	—	201
Health Care Providers & Services	—	28	—	28

JUNE 30, 2022	JP MORGAN ACCESS FUNDS	35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2022 (continued)

(Dollar values in thousands)

Access Balanced Fund (continued)
	Level 1 Quoted prices		Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Hotels, Restaurants & Leisure	$—		$47	$—		$47
Household Durables	—		87	—		87
Household Products	—		75	—		75
Independent Power and Renewable Electricity Producers	—		15	—		15
Industrial Conglomerates	—		171	—		171
Insurance	109		502	—		611
Interactive Media & Services	—		96	—		96
Internet & Direct Marketing Retail	37		24	—		61
IT Services	—		164	—		164
Life Sciences Tools & Services	—		12	—		12
Machinery	12		123	—		135
Media	—		72	—		72
Metals & Mining	10		190	—		200
Multiline Retail	—		42	—		42
Multi-Utilities	—		116	—		116
Oil, Gas & Consumable Fuels	53		202	—		255
Paper & Forest Products	—		30	—		30
Personal Products	—		217	—		217
Pharmaceuticals	126		876	—		1,002
Professional Services	—		186	—		186
Real Estate Management & Development	10		43	—		53
Road & Rail	45		23	—		68
Semiconductors & Semiconductor Equipment	222		405	—		627
Software	45		103	—		148
Specialty Retail	—		105	—		105
Technology Hardware, Storage & Peripherals	—		56	—		56
Textiles, Apparel & Luxury Goods	—		422	—	(a)	422
Thrifts & Mortgage Finance	—		24	—		24
Tobacco	—		110	—		110
Trading Companies & Distributors	—		122	—		122
Wireless Telecommunication Services	50		16	—		66

Total Common Stocks	958		8,083	—	(a)	9,041

Exchange-Traded Funds	295,616		—	—		295,616
Investment Companies	67,596		—	—		67,596
Warrants	—	(a)	—	—		—	(a)
Short-Term Investments
Investment Companies	4,837		—	—		4,837

Total Investments in Securities	$369,007		$8,083	$—	(a)	$377,090

As of June 30, 2022, certain investments companies with a fair value of $6,644 have not been categorized in the fair value hierarchy as these investment companies are measured using the NAV per share as a practical expedient for the Access Balanced Fund.

(a)	Amount rounds to less than one thousand.

36	JP MORGAN ACCESS FUNDS	JUNE 30, 2022

Access Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Aerospace & Defense	$—	$238	$—	$238
Air Freight & Logistics	—	42	—	42
Airlines	8	—	—	8
Auto Components	48	75	—	123
Automobiles	—	135	—	135
Banks	105	630	—	735
Beverages	—	302	—	302
Biotechnology	42	106	—	148
Building Products	—	59	—	59
Capital Markets	27	351	—	378
Chemicals	30	445	—	475
Communications Equipment	—	73	—	73
Containers & Packaging	—	29	—	29
Diversified Financial Services	46	31	—	77
Diversified Telecommunication Services	—	260	—	260
Electric Utilities	—	137	—	137
Electrical Equipment	—	303	—	303
Electronic Equipment, Instruments & Components	—	262	—	262
Energy Equipment & Services	—	41	—	41
Entertainment	—	19	—	19
Equity Real Estate Investment Trusts (REITs)	—	49	—	49
Food & Staples Retailing	—	66	—	66
Food Products	—	427	—	427
Gas Utilities	—	14	—	14
Health Care Equipment & Supplies	—	260	—	260
Health Care Providers & Services	—	37	—	37
Hotels, Restaurants & Leisure	—	62	—	62
Household Durables	—	109	—	109
Household Products	—	95	—	95
Independent Power and Renewable Electricity Producers	—	20	—	20
Industrial Conglomerates	—	219	—	219
Insurance	142	651	—	793
Interactive Media & Services	—	119	—	119
Internet & Direct Marketing Retail	47	31	—	78
IT Services	—	198	—	198
Life Sciences Tools & Services	—	16	—	16
Machinery	15	158	—	173
Media	—	94	—	94
Metals & Mining	13	246	—	259
Multiline Retail	—	54	—	54
Multi-Utilities	—	151	—	151
Oil, Gas & Consumable Fuels	69	262	—	331
Paper & Forest Products	—	39	—	39
Personal Products	—	279	—	279
Pharmaceuticals	167	1,126	—	1,293
Professional Services	—	240	—	240
Real Estate Management & Development	13	55	—	68
Road & Rail	57	23	—	80
Semiconductors & Semiconductor Equipment	287	513	—	800

JUNE 30, 2022	JP MORGAN ACCESS FUNDS	37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2022 (continued)

(Dollar values in thousands)

Access Growth Fund (continued)
	Level 1 Quoted prices		Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Software	$56		$133	$—		$189
Specialty Retail	—		137	—		137
Technology Hardware, Storage & Peripherals	—		73	—		73
Textiles, Apparel & Luxury Goods	—		537	—	(a)	537
Thrifts & Mortgage Finance	—		31	—		31
Tobacco	—		140	—		140
Trading Companies & Distributors	—		155	—		155
Wireless Telecommunication Services	67		19	—		86

Total Common Stocks	1,239		10,376	—	(a)	11,615

Exchange-Traded Funds	359,899		—	—		359,899
Investment Companies	50,609		—	—		50,609
Warrants	—	(a)	—	—		—	(a)
Short-Term Investments
Investment Companies	5,276		—	—		5,276

Total Investments in Securities	$417,023		$10,376	$—	(a)	$427,399

As of June 30, 2022, certain investments companies with a fair value of $7,317, have not been categorized in the fair value hierarchy as these investment companies are measured using the NAV per share as a practical expedient for the Access Growth Fund.

(a)	Amount rounds to less than one thousand.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.

As of June 30, 2022, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds and ETFs, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the consolidated financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Fund’s and ETFs’ distributions may be reinvested into such Underlying Fund/Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the tables below.

Access Balanced Fund

For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Canada ETF (a)	$9,616	$—	$307	$83	$(940)	$8,452	144	$217	$—
JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF (a)	7,475	1,190	—	—	(1,509)	7,156	150	515	—
JPMorgan BetaBuilders Europe ETF (a)	41,157	9,101	9,920	(1,244)	(8,368)	30,726	667	1,838	—
JPMorgan BetaBuilders Japan ETF (a)	14,252	1,300	4,494	11	(2,378)	8,691	197	314	—
JPMorgan Core Bond Fund Class R6 Shares (a)	29,045	9,701	4,800	(214)	(3,535)	30,197	2,851	657	214
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	4,810	—	299	(32)	(605)	3,874	520	123	33
JPMorgan High Yield Fund Class R6 Shares (a)	9,786	8,000	9,420	1,249	(2,069)	7,546	1,227	338	—
JPMorgan Prime Money Market Fund Class Institutional Shares, 1.47% (a)(b)	5,967	169,278	170,407	(1)	— (c)	4,837	4,837	12	—
JPMorgan Short Duration Bond Fund Class R6 Shares (a)	4,014	1,300	899	(19)	(204)	4,192	396	47	9

Total	$126,122	$199,870	$200,546	$(167)	$(19,608)	$105,671		$4,061	$256

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
(c)	Amount rounds to less than one thousand.

38	JP MORGAN ACCESS FUNDS	JUNE 30, 2022

Access Growth Fund

For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Canada ETF (a)	$15,773	$401	$1,209	$236	$(1,588)	$13,613	232	$354	$—
JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF (a)	9,734	1,892	499	(34)	(1,932)	9,161	192	669	—
JPMorgan BetaBuilders Europe ETF (a)	56,904	7,808	11,523	(1,294)	(11,144)	40,751	884	2,397	—
JPMorgan BetaBuilders Japan ETF (a)	18,797	3,500	6,307	(74)	(3,398)	12,518	284	429	—
JPMorgan Core Bond Fund Class R6 Shares (a)	20,294	8,100	9,650	(312)	(1,824)	16,608	1,568	398	156
JPMorgan High Yield Fund Class R6 Shares (a)	10,482	9,000	10,089	1,337	(2,241)	8,489	1,380	367	—
JPMorgan Prime Money Market Fund Class Institutional Shares, 1.47% (a)(b)	6,055	149,771	150,547	(2)	(1)	5,276	5,275	14	—

Total	$138,039	$180,472	$189,824	$(143)	$(22,128)	$106,416		$4,628	$156

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Consolidated Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Consolidated Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Consolidated Statements of Operations.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income, net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2022 are as follows:

	Class A		Class C		Class I	Total
Access Balanced Fund
Transfer agency fees	$—	(a)	$—	(a)	$4	$4
Access Growth Fund
Transfer agency fees	—	(a)	—	(a)	6	6

(a)	Amount rounds to less than one thousand.

JUNE 30, 2022	JP MORGAN ACCESS FUNDS	39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2022 (continued)

(Dollar values in thousands)

The Funds invested in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Consolidated Statements of Operations and are not included in the ratios to average net assets shown in the Consolidated Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2022, no liability for Federal income tax is required in the Funds’ consolidated financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of each Fund and its Subsidiary are separately calculated. Each Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the respective Fund’s taxable income. Net losses of each Subsidiary are not deductible by the respective Fund either in the current period or carried forward to future periods.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Access Balanced Fund	$(74)	$1,615	$(1,541)
Access Growth Fund	(75)	1,190	(1,115)

The reclassifications of the Funds relate primarily to tax reclassifications on certain investments.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, each Fund’s assets are allocated to sub-advisers and the Adviser is responsible for monitoring and coordinating the overall management of the Funds and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.30% of each Fund’s average daily net assets.

The Subsidiaries have entered into separate contracts with the Adviser and its affiliates to provide investment advisory and other services to the Subsidiaries. The fee for services to the Subsidiaries is accrued daily and paid monthly at an annual rate of 0.30% of each Subsidiary’s respective average daily net assets. The Adviser has agreed to waive the advisory fees that it receives from each Fund in an amount equal to the advisory fees paid to the Adviser by the Subsidiaries. This waiver will continue in effect so long as each Fund invests in its Subsidiary and may not be terminated without approval by the Funds’ Board.

JPMPI, Capital International, Inc. (“CII”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) are sub-advisers for the Funds. Each sub-adviser is responsible for the day-to-day investment decisions of its portion of the Funds. The allocation of the assets of each Fund is determined by the Adviser, subject to review of the Board. The Adviser monitors and evaluates the sub-advisers to help assure that they are managing the Funds in a manner consistent with the Funds’ investment objectives and restrictions and applicable laws and guidelines.

Under the terms of the Sub-advisory Agreements for each Fund, the Adviser pays JPMPI a monthly sub-advisory fee at the annual rate of 0.25% of the portion of each Fund’s average daily net assets managed by JPMPI.

40	JP MORGAN ACCESS FUNDS	JUNE 30, 2022

At June 30, 2022, the allocation of assets for each Fund was as follows:

	Access Balanced Fund	Access Growth Fund
JPMPI	97.5%	97.2%
CII	1.2	1.3
T.Rowe Price	1.3	1.5

The Funds and the Adviser have obtained an exemptive order of the Securities and Exchange Commission (“SEC”) granting exemptions from certain provisions of the 1940 Act, pursuant to which the Adviser is permitted, subject to the supervision and approval of the Funds’ Trustees, to enter into and materially amend sub-advisory agreements with non-affiliated sub-advisers without such agreements being approved by the shareholders of the Funds. As such, the Funds and Adviser may hire, terminate, or replace non-affiliated sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Shareholders will be notified of any changes in sub-advisers.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund and the Subsidiaries. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended December 31, 2021, the effective rate was 0.075% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiaries, the Administrator receives a fee accrued daily and paid monthly at an effective annualized rate of 0.10% of the average daily net assets of the Subsidiaries.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2022, JPMDS did not retain any front-end sales charges or CDSC.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I
Access Balanced Fund	0.25%	0.25%	0.25%
Access Growth Fund	0.25	0.25	0.25

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Consolidated Statements of Operations.

JUNE 30, 2022	JP MORGAN ACCESS FUNDS	41

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2022 (continued)

(Dollar values in thousands)

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Consolidated Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Consolidated Statements of Operations.

F. Waivers and Reimbursements — The Adviser has contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses of the Funds, inclusive of the Subsidiary (excluding acquired fund fees and expenses other than certain underlying fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I
Access Balanced Fund	0.93	%(1)	1.43	%(1)	0.68	%(1)
Access Growth Fund	0.95	(2)	1.45	(2)	0.70	(2)

(1)	Prior to April 4, 2022, the contractual expense limitation was 0.68%, 1.18% and 0.43% for Class A, Class C and Class I Shares, respectively.
(2)	Prior to April 4, 2022, the contractual expense limitation was 0.70%, 1.20% and 0.45% for Class A, Class C and Class I Shares, respectively.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2022 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2022.

The Underlying Funds and ETFs may impose separate investment advisory and service fees. To avoid charging an investment advisory fee and a service fee at an effective rate above 0.30% for investment advisory and 0.25% for shareholder servicing on affiliated investments for Class A, Class C and Class I Shares, the Adviser and JPMDS have contractually agreed to waive investment advisory and service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of affiliated investment advisory fees and affiliated service fees charged by the affiliated Underlying Funds and ETFs. These contractual waivers are in place until at least October 31, 2022. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ service fees.

For the year ended June 30, 2022, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fess	Administration Fees	Service Fees	Total
Access Balanced Fund	$719	$286	$4	$1,009
Access Growth Fund	683	301	4	988

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers resulting from investments in these money market funds for the year ended June 30, 2022 were as follows:

Access Balanced Fund	$7
Access Growth Fund	8

Effective January 1, 2022, JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the period January 1, 2022 through June 30, 2022 the amount of these waivers were as follows:

Access Balanced Fund	$1
Access Growth Fund	1

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Consolidated Statements of Operations.

Under the terms of a Service Agreement, JPMIM and its affiliates perform various non-advisory services on behalf of JPMPI in support of JPMPI’s management of the Funds. JPMPI pays JPMIM a fee for these services.

42	JP MORGAN ACCESS FUNDS	JUNE 30, 2022

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2022, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Access Balanced Fund	$124,032	$171,041
Access Growth Fund	108,962	128,949

During the year ended June 30, 2022, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including the Subsidiaries, held at June 30, 2022 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Access Balanced Fund	$372,918	$29,582	$18,679	$10,903
Access Growth Fund	378,188	72,047	15,436	56,611

The Federal income tax unrealized appreciation (depreciation) includes unrealized depreciation of the Funds’ investments in their Subsidiaries of $20 million and $17 million for the Access Balanced Fund and the Access Growth Fund, respectively, which, if realized, is not deductible for income tax purposes.

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax adjustments on certain investments and wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2022 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Access Balanced Fund	$12,055	$34,401	$46,456
Access Growth Fund	11,589	26,481	38,070

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2021 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Access Balanced Fund	$7,615	$24,517	$32,132
Access Growth Fund	7,586	23,040	30,626

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2022 the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Access Balanced Fund	$232	$18,300	$30,856
Access Growth Fund	260	12,994	73,777

JUNE 30, 2022	JP MORGAN ACCESS FUNDS	43

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2022 (continued)

(Dollar values in thousands)

The cumulative timing differences primarily consist of tax adjustments on certain investments, post-October capital loss deferrals and wash sale loss deferrals.

Net capital losses incurred after June 30, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2022, the Funds deferred to July 1, 2022 the following net capital losses of :

	Net Capital Losses (Gains)
	Short-Term	Long-Term
Access Balanced Fund	$3,800	$—
Access Growth Fund	3,059	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended June 30, 2022.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 31, 2022.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2022.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 9, 2022, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a change in the interest associated with any borrowing to the higher, on the day of the borrowing, of (a) the federal funds effective rate, or (b) the one-month Adjusted SOFR Rate plus the Applicable Margin.

The Funds did not utilize the Credit Facility during the year ended June 30, 2022.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2022, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund
Access Balanced Fund	1	98.6%
Access Growth Fund	1	96.4

44	JP MORGAN ACCESS FUNDS	JUNE 30, 2022

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

Each Fund invests in ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

Because of the Funds’ investments in the Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

By investing in a subsidiary, each Fund is indirectly exposed to the risks associated with its Subsidiary’s investments. The derivatives and other investments, if any, held by the Subsidiaries are generally similar to those that are permitted to be held by each Fund and are subject to the same risks that apply to similar investments if held directly by the Funds.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the/a Fund’s investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

JUNE 30, 2022	JP MORGAN ACCESS FUNDS	45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Access Balanced Fund and JPMorgan Access Growth Fund

Opinions on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of portfolio investments, of JPMorgan Access Balanced Fund and JPMorgan Access Growth Fund (two of the funds constituting JPMorgan Trust I, hereafter collectively referred to as the “Funds”) as of June 30, 2022, the related consolidated statements of operations for the year ended June 30, 2022, the consolidated statements of changes in net assets for each of the two years in the period ended June 30, 2022, including the related notes, and the consolidated financial highlights for each of the five years in the period ended June 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2022 and each of the financial highlights for each of the five years in the period ended June 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 29, 2022

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

46	JP MORGAN ACCESS FUNDS	JUNE 30, 2022

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganaccessfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	167	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).

Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	167	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	167	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).

Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	167	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (U.S. Holdings) (financial services and insurance) (2017-present); Advisory Board Member, State Street Global Advisors Total Portfolio Solutions (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	167	None

Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	167	None

JUNE 30, 2022	JP MORGAN ACCESS FUNDS	47

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	167	Advisory Board Member, Penso Advisors, LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Total Portfolio Solutions (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	167	(1) Independent Trustee of Advisors’ Inner Circle III fund platform, consisting of the following: (i) the Advisors’ Inner Circle Fund III, (ii) the Gallery Trust, (iii) the Schroder Series Trust, (iv) the Delaware Wilshire Private Markets Fund (since 2020), (v) Chiron Capital Allocation Fund Ltd., and (vi) formerly the Winton Diversified Opportunities Fund (2014-2018); and (2) Independent Trustee of the Symmetry Panoramic Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	167	Director, ICI Mutual Insurance Company (1999-2013).

Mary E. Martinez (1960); Vice Chair since 2021: Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	167	None

Marilyn McCoy (1948); Trustee since 2005.	Vice President of Administration and Planning, Northwestern University (1985-present).	167	None

Dr. Robert A. Oden, Jr. (1946); Trustee since 2005.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	167	Trustee, The Coldwater Conservation Fund; Trustee, American Museum of Fly Fishing (2013-present); Trustee and Vice Chair, Trout Unlimited (2017-2021); Trustee, Dartmouth-Hitchcock Medical Center (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	167	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

48	JP MORGAN ACCESS FUNDS	JUNE 30, 2022

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Emily A. Youssouf (1951); Trustee since 2022.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013-present), Chair of Finance Committee (2019–present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	167	Trustee, NYC School Construction Authority (2009-present); Board Member, NYS Job Development Authority (2008-present); Trustee and Chair of the Audit Committee of the Transit Center Foundation (2015-2019).
Interested Trustees

Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of the Global ETF Business for JPMorgan Asset Management (2013-2017); Head of the Global Liquidity Business for JPMorgan Asset Management (2003-2013).	167	Treasurer and Director of the JUST Capital Foundation (2017-present).

Nina O. Shenker** (1957) Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	167	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)

The year shown is the first year in which a Trustee became a member of any of the following: the Mutual Fund Board, the ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (167 J.P. Morgan Funds).

*

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

JUNE 30, 2022	JP MORGAN ACCESS FUNDS	49

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)**	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Kiesha Astwood-Smith (1973), Assistant Secretary (2021)**	Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Senior Director and Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from September 2015 to June 2021.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Matthew Beck (1988), Assistant Secretary (2021)***	Vice President and Assistant General Counsel, JPMorgan Chase since May 2021; Senior Legal Counsel, Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Max Vogel (1990), Assistant Secretary (2021)**	Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 through June 2021; Associate, Stroock & Stroock & Lavan LLP (law firm) from October 2015 through March 2017.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

50	JP MORGAN ACCESS FUNDS	JUNE 30, 2022

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2022 and continued to hold your shares at the end of the reporting period, June 30, 2022.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Access Balanced Fund
Class A
Actual	$1,000.00	$845.80	$3.66	0.80%
Hypothetical	1,000.00	1,020.83	4.01	0.80
Class C
Actual	1,000.00	844.20	5.94	1.30
Hypothetical	1,000.00	1,018.35	6.51	1.30
Class I
Actual	1,000.00	847.10	2.52	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55

JPMorgan Access Growth Fund
Class A
Actual	1,000.00	824.40	3.71	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82
Class C
Actual	1,000.00	822.70	5.97	1.32
Hypothetical	1,000.00	1,018.25	6.61	1.32
Class I
Actual	1,000.00	825.70	2.58	0.57
Hypothetical	1,000.00	1,021.97	2.86	0.57

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2022	JP MORGAN ACCESS FUNDS	51

LIQUIDITY RISK MANAGEMENT PROGRAM

Each of the Funds covered in this report have adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2022, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. During the Program Reporting Period, the Program was amended, pursuant to an exemptive order from the Securities and Exchange Commission, to permit the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. The Report discussed the implementation of these changes. No other material changes were made to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the exemptive order.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

52	JP MORGAN ACCESS FUNDS	JUNE 30, 2022

TAX LETTER

(Unaudited)

(Dollar Values in thousands)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2022. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2022. The information necessary to complete your income tax returns for the calendar year ending December 31, 2022 will be provided under separate cover.

Long-Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2022:

Long-Term Capital Gain Distribution
JPMorgan Access Balanced Fund	$34,400
JPMorgan Access Growth Fund	26,481

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2022:

Qualified Dividend Income
JPMorgan Access Balanced Fund	$305
JPMorgan Access Growth Fund	305

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2022, the Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses cannot be quantified until Underlying Funds complete reporting for the calendar year in progress. Amounts for the fiscal year ended June 30, 2022 will be disclosed in the semiannual report for the period ended December 31, 2022.

JUNE 30, 2022	JP MORGAN ACCESS FUNDS	53

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganaccessfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the Funds’ website at www.jpmorganaccessfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganaccessfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganaccessfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2022. All rights reserved. June 2022.	AN-ACCESS-622

Annual Report
J.P. Morgan Funds
June 30, 2022
JPMorgan Diversified Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
August 8, 2022 (Unaudited)
Dear Shareholder,

“It remains essential, in our view, that
investors consider the potential
benefits of portfolio diversification
that adapts to near-term market
conditions while cultivating long-term
opportunities.”
— Andrea L. Lisher

The global economic rebound that marked 2021 has been sapped of much of its strength in 2022 by accelerating inflation and rising interest rates, the conflict in Ukraine and the ongoing global impacts of the pandemic. The uncertain economic picture has proven to be particularly challenging for investors.
U.S. equity prices, which had largely led a decade-long rally in global equity, fell sharply in 2022 and turned in their worst first-half performance since 1970. In general, only select U.S. Treasury bonds and U.S. core fixed income saw increased investor demand amid the sell-off in equities.
In response to rising consumer and producer prices and tight labor markets, the U.S. Federal Reserve (the “Fed”) adopted an increasingly aggressive policy stance in 2022, raising its benchmark interest rate by 25 basis points in March, then by 50 basis points in May and by 75 basis points each in June and July. Meanwhile, U.S. gross domestic product fell by 1.6% in the first quarter of 2022 and by an estimated 0.9% in the second quarter.
However, corporate earnings and revenues have largely outpaced certain investor expectations in 2022 amid sustained strength in consumer demand and management efforts to hold down expenses and pass along higher input costs. Further economic resilience was seen in labor markets, where the jobless rate remained at 3.6% from February through June.
In 2022, investors are now facing economic and market circumstances unseen in decades. In the U.S., the highest inflation rate in 40 years and the Fed’s policy response have rattled both equity and fixed income markets. Concurrently, the conflict in Ukraine has constrained both energy supplies to Europe and grain shipments to a range of nations already under economic strain. The Fed and other leading central banks have acknowledged the risks of runaway inflation and have generally pledged to employ a flexible approach to counter those risks without squelching economic growth.
It remains essential, in our view, that investors consider the potential benefits of portfolio diversification that adapts to near-term market conditions, while cultivating long-term opportunities. J.P. Morgan Asset Management will seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.
On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.
Sincerely yours,

Andrea L. Lisher
Head of Americas, Client
J.P. Morgan Asset Management

June 30, 2022	J.P. Morgan Funds	1

JPMorgan Diversified Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares) *	(12.21)%
MSCI World Index (net of foreign withholding taxes)	(14.34)%
Diversified Composite Benchmark **	(12.53)%
Net Assets as of 6/30/2022 (In Thousands)	$780,339
INVESTMENT OBJECTIVE***
The JPMorgan Diversified Fund (the “Fund”) seeks to provide a high total return from a diversified portfolio of equity and fixed income investments.
HOW DID THE MARKETS PERFORM?
Equity markets rallied in the second half of 2021 on the back of low interest rates, record corporate earnings and the global economic rebound. However, equity markets in 2021 rendered their worst first-half performance since 1970 and by the end of June 2022, the S&P 500 had slumped into bear market territory – generally defined as a 20% or more decline since the last closing high. Bond markets generally underperformed equity markets throughout the twelve-month period.
U.S. equity generated positive returns and led developed markets equity to outperform both emerging markets equity and fixed income markets during the second half of 2021. U.S. equity prices were bolstered by continued monetary and fiscal support as well as strong consumer spending and record corporate profits.
International developed markets equity also provided positive returns though the strength of the economic rebound from 2020 was tempered in some regions by inflationary pressures, supply chain bottlenecks and mixed success in battling the pandemic. Emerging markets equity prices fell during the period, partly driven by investor concerns about the outlook for inflation and interest rates, as well as increased scrutiny of large technology companies by regulators in China.
Meanwhile, fixed income markets largely underperformed amid low yields on sovereign debt, inflationary pressures and rising interest rates in emerging markets. While high yield bonds (also known as “junk bonds”) outperformed corporate debt in the second half of 2021 the period and emerging markets debt slumped, short-dated U.S. Treasury bonds and core U.S. fixed income were bolstered by investor demand in the first half of 2022.
While a resurgence in the pandemic, particularly the emergence of the Omicron variant, in late 2021 and early 2022 failed to dent the U.S. economy. However, a number of nations reinstated social restrictions and China enacted a “Zero Covid” policy that led to severe lockdowns in several large cities, including Shanghai. The result was a sharp drop in manufacturing and other economic activity across China, which further strained global supply chains and became a drag on the economies of other emerging market nations.
The S&P 500 reached a new closing high on January 3, 2022, bolstered by record high corporate earnings, sales, cash flows, share repurchases and dividends. However, investor sentiment began to sour as accelerating inflation started to erode consumer confidence and raise expectations for an increase in benchmark interest rates by the U.S. Federal Reserve.
Russia’s invasion of Ukraine at the end of February 2022 initiated a sell-off in global financial markets that was further fueled by the highest U.S. inflation rate in more than 40 years. Equity prices recovered somewhat in March 2022 amid negotiations to end the Ukraine conflict and better-than-expected corporate earnings. However, the general trend in global financial markets was downward.
While the S&P 500 had a positive total return of 11.7% in the second half of 2021, the index plummeted in the first half of 2022 and its total returns for the twelve-month period was -10.6%. Within U.S. equity markets, small cap and mid cap stocks generally declined more than large cap stocks and growth stocks declined more than value stocks.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares outperformed both the MSCI World Index (net of foreign withholding taxes) and the Diversified Composite Benchmark (the “Composite Benchmark”), which consists of 60% MSCI World Index and 40% Bloomberg U.S. Aggregate Index for the twelve months ended June 30, 2022.
Relative to the MSCI World Index, an equity-only index, the Fund’s multi-asset strategic allocation to fixed income assets detracted from performance.
Relative to the Composite Benchmark, the Fund’s asset allocation decisions contributed to performance. The Fund had an overweight allocation to equity in the first two quarters of the period, but portfolio managers lowered the equity allocation by more than 10% in the first three months of 2022, amid geopolitical tensions in Europe, elevated inflation levels and a hawkish policy stance by the U.S. Federal Reserve. The

2	J.P. Morgan Funds	June 30, 2022

portfolio managers sought to reduce the Fund’s equity risk primarily by lowering its allocations to international developed markets and small cap equity. The Fund’s overweight equity allocation contributed to relative performance in the second half of 2021 and detracted early in 2022. The Fund’s tactical asset allocation decisions, which generally involves a more active trading approach and seeks to take advantage of short-to-intermediate term investment opportunities, and the portfolio managers’ preferences for active and value-oriented underlying fund managers also contributed to relative performance.
The primary detractors from relative performance were asset allocation decisions within fixed income, including the Fund’s underweight positions in international developed markets debt and U.S. core fixed income.
The performance of the Fund’s investments in international equity underlying fund managers’ performance was mixed over the period but ultimately detracted from relative performance amid the geopolitical tensions in Europe and both regulatory and pandemic pressures in China.
HOW WAS THE FUND POSITIONED?
The Fund targeted a long-term strategic asset allocation consisting of the following asset classes: U.S. large cap equity, U.S. small cap equity, real estate investment trusts, international equity (including emerging markets equity) and U.S. and international fixed income. The Fund invested in individual securities and underlying J.P. Morgan funds to implement its long-term strategic asset allocation and short-to-intermediate term tactical adjustments.
At June 30, 2022, the Fund remained underweight in both equity and fixed income, and held a larger than usual allocation to cash via JPMorgan money market funds, as the Fund’s portfolios managers expect further market volatility in the near term. In the portfolio managers’ view, risk assets have yet to fully reflect slowing economic growth. Reductions to corporate earnings forecasts and further defensive sector rotation within market indexes could signal further declines in financial markets. The portfolio managers believe it is reasonable to expect dislocations to appear in stock and bond markets. The portfolio managers believe the Fund’s cash position provides an opportunity to take advantage of dislocations and distress in asset markets.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	JPMorgan Core Bond Fund, Class R6	9.5%
2.	FNMA/FHLMC UMBS, Single Family, 30 Year 3.50, 7/25/2052	2.2
3.	Microsoft Corp.	2.1
4.	JPMorgan Large Cap Value Fund, Class R6	2.0
5.	FNMA/FHLMC UMBS, Single Family, 30 Year 4.00, 7/25/2052	1.9
6.	JPMorgan BetaBuilders Japan ETF	1.9
7.	U.S. Treasury Notes 1.38, 10/15/2022	1.7
8.	U.S. Treasury Notes 0.25, 8/31/2025	1.6
9.	U.S. Treasury Notes 0.25, 6/15/2024	1.4
10.	Apple, Inc.	1.3

PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Common Stocks	52.0%
Investment Companies	11.4
U.S. Treasury Obligations	10.7
Corporate Bonds	6.8
Mortgage-Backed Securities	5.9
Exchange-Traded Funds	1.9
Asset-Backed Securities	1.6
Others (each less than 1.0%)	0.6
Short-Term Investments	9.1

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The Diversified Composite Benchmark is comprised of unmanaged indices that correspond to the Fund's model allocation and consists of the MSCI World Index (net of foreign withholding taxes) (60%) and the Bloomberg Barclays U.S. Aggregate Index (40%).
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2022	J.P. Morgan Funds	3

JPMorgan Diversified Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 24, 2003
With Sales Charge *		(16.37)%	4.71%	6.74%
Without Sales Charge		(12.43)	5.68	7.23
CLASS C SHARES	March 24, 2003
With CDSC **		(13.92)	5.15	6.80
Without CDSC		(12.92)	5.15	6.80
Class I SHARES	September 10, 2001	(12.28)	5.94	7.50
Class L SHARES	September 10, 1993	(12.21)	6.06	7.69
Class R6 SHARES	November 1, 2017	(12.14)	6.13	7.73

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class L Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Diversified Fund, the MSCI World Index and the Diversified Composite Benchmark from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index and the Diversified Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Diversified Composite Benchmark is comprised of the MSCI World Index (60%) and the Bloomberg Barclays U.S. Aggregate Index (40%). The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. Morgan Funds	June 30, 2022

JPMorgan Diversified Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 54.6%
Aerospace & Defense — 1.0%
Airbus SE (France)	21	2,095
Boeing Co. (The) *	1	129
General Dynamics Corp.	3	603
Howmet Aerospace, Inc.	1	20
Huntington Ingalls Industries, Inc.	—	12
L3Harris Technologies, Inc.	—	79
Lockheed Martin Corp.	—	174
Northrop Grumman Corp.	4	1,781
Raytheon Technologies Corp.	12	1,122
Safran SA (France)	11	1,079
Textron, Inc.	—	22
Thales SA (France) *	2	213
TransDigm Group, Inc. *	—	48
Woodward, Inc.	2	214
		7,591
Air Freight & Logistics — 0.3%
CH Robinson Worldwide, Inc.	—	21
Deutsche Post AG (Registered) (Germany)	25	931
Expeditors International of Washington, Inc.	1	28
FedEx Corp.	3	736
United Parcel Service, Inc., Class B	1	228
		1,944
Airlines — 0.1%
Alaska Air Group, Inc. *	4	164
American Airlines Group, Inc. *	1	14
Delta Air Lines, Inc. *	8	245
Southwest Airlines Co. *	16	591
United Airlines Holdings, Inc. *	1	20
Wizz Air Holdings plc (Switzerland) * (a)	1	19
		1,053
Auto Components — 0.2%
Aptiv plc *	1	41
BorgWarner, Inc.	—	14
Bridgestone Corp. (Japan)	29	1,061
Minth Group Ltd. (China)	12	33
		1,149
Automobiles — 1.0%
Ford Motor Co.	7	75
General Motors Co. *	3	79
Guangzhou Automobile Group Co. Ltd., Class H (China)	62	60
Honda Motor Co. Ltd. (Japan)	39	940
INVESTMENTS	SHARES (000)	VALUE ($000)

Automobiles — continued
Kia Corp. (South Korea)	1	86
Mercedes-Benz Group AG (Germany)	7	427
Stellantis NV	21	263
Stellantis NV	41	511
Tesla, Inc. *	6	3,944
Thor Industries, Inc.	3	199
Volkswagen AG (Preference) (Germany)	9	1,257
XPeng, Inc., Class A (China) *	4	58
		7,899
Banks — 4.1%
AIB Group plc (Ireland)	94	215
Banco Santander Chile, ADR (Chile)	1	22
Bank Central Asia Tbk. PT (Indonesia)	1,737	846
Bank of America Corp.	155	4,829
Bank of Ireland Group plc (Ireland)	50	315
Bank Rakyat Indonesia Persero Tbk. PT (Indonesia)	441	123
Barclays plc (United Kingdom)	258	483
BNP Paribas SA (France)	26	1,222
Capitec Bank Holdings Ltd. (South Africa)	—	58
China Construction Bank Corp., Class H (China)	280	189
China Merchants Bank Co. Ltd., Class H (China)	3	20
China Merchants Bank Co. Ltd., Class H (China)	18	121
Citigroup, Inc.	29	1,348
Citizens Financial Group, Inc.	21	747
Comerica, Inc.	—	18
Commerce Bancshares, Inc.	3	193
Credicorp Ltd. (Peru)	1	65
Cullen/Frost Bankers, Inc.	2	201
DBS Group Holdings Ltd. (Singapore)	46	989
Erste Group Bank AG (Austria)	6	163
Fifth Third Bancorp	1	40
First Republic Bank	2	349
Grupo Financiero Banorte SAB de CV, Class O (Mexico)	24	134
HDFC Bank Ltd. (India)	5	89
HDFC Bank Ltd., ADR (India) *	34	1,846
Huntington Bancshares, Inc.	2	29
Itau Unibanco Holding SA, ADR (Brazil)	14	59
Jyske Bank A/S (Registered) (Denmark) *	6	282
KB Financial Group, Inc. (South Korea)	2	84
KBC Group NV (Belgium)	38	2,136
KeyCorp	2	28
Lloyds Banking Group plc (United Kingdom)	781	402
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Funds	5

JPMorgan Diversified Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Banks — continued
M&T Bank Corp.	8	1,259
Nordea Bank Abp (Finland)	41	362
Ping An Bank Co. Ltd., Class A (China) *	37	83
PNC Financial Services Group, Inc. (The)	6	1,007
Qatar National Bank QPSC (Qatar)	12	68
Regions Financial Corp.	2	30
Sberbank of Russia PJSC (Russia) ‡ *	18	1
SCB X PCL (Thailand)	6	18
SCB X PCL, NVDR (Thailand)	9	26
ServisFirst Bancshares, Inc.	3	244
Signature Bank	2	323
SVB Financial Group *	2	618
TCS Group Holding plc, GDR (Russia) ‡ * (a)	—	—
Toronto-Dominion Bank (The) (Canada)	17	1,108
Truist Financial Corp.	76	3,582
UniCredit SpA (Italy)	43	410
US Bancorp	24	1,100
Wells Fargo & Co.	88	3,435
Western Alliance Bancorp	5	316
Wintrust Financial Corp.	3	223
Zions Bancorp NA	—	15
		31,873
Beverages — 1.1%
Brown-Forman Corp., Class B	—	22
Budweiser Brewing Co. APAC Ltd. (China) (a)	32	95
Carlsberg A/S, Class B (Denmark)	15	1,964
Coca-Cola Co. (The)	38	2,373
Constellation Brands, Inc., Class A	3	669
Diageo plc (United Kingdom)	44	1,918
Keurig Dr Pepper, Inc.	10	359
Kweichow Moutai Co. Ltd., Class A (China)	—	61
Molson Coors Beverage Co., Class B	—	4
Monster Beverage Corp. *	1	59
PepsiCo, Inc.	2	392
Pernod Ricard SA (France)	2	435
Royal Unibrew A/S (Denmark)	2	137
Wuliangye Yibin Co. Ltd., Class A (China)	2	54
		8,542
Biotechnology — 1.8%
AbbVie, Inc.	46	6,993
Alnylam Pharmaceuticals, Inc. *	2	288
Amgen, Inc.	1	221
Biogen, Inc. *	—	51
INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued
Exact Sciences Corp. *	4	140
Exelixis, Inc. *	12	245
Genmab A/S (Denmark) *	1	362
Gilead Sciences, Inc.	2	132
Horizon Therapeutics plc *	6	489
Incyte Corp. *	—	24
Moderna, Inc. *	1	84
Natera, Inc. *	4	139
Regeneron Pharmaceuticals, Inc. *	6	3,804
Vertex Pharmaceuticals, Inc. *	3	898
		13,870
Building Products — 0.6%
Allegion plc	—	15
AO Smith Corp.	—	12
Carlisle Cos., Inc.	2	431
Carrier Global Corp.	2	51
Fortune Brands Home & Security, Inc.	10	582
Hayward Holdings, Inc. *	14	198
Johnson Controls International plc	1	56
Lennox International, Inc.	1	216
Masco Corp.	—	20
Simpson Manufacturing Co., Inc.	2	182
Trane Technologies plc	23	2,988
		4,751
Capital Markets — 1.7%
3i Group plc (United Kingdom)	17	229
Ameriprise Financial, Inc.	2	587
Bank of New York Mellon Corp. (The)	1	53
BlackRock, Inc.	3	1,618
Blackstone, Inc.	7	630
Cboe Global Markets, Inc.	2	267
Charles Schwab Corp. (The)	20	1,259
CME Group, Inc.	1	125
Deutsche Boerse AG (Germany)	3	513
DWS Group GmbH & Co. KGaA (Germany) (a)	1	19
Evercore, Inc., Class A	2	195
FactSet Research Systems, Inc.	1	360
Focus Financial Partners, Inc., Class A *	7	235
Franklin Resources, Inc.	1	11
Goldman Sachs Group, Inc. (The)	1	174
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	19	954
Intercontinental Exchange, Inc.	1	89
Intermediate Capital Group plc (United Kingdom)	8	130
SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. Morgan Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Capital Markets — continued
Invesco Ltd.	18	285
KIWOOM Securities Co. Ltd. (South Korea)	—	30
LPL Financial Holdings, Inc.	2	401
MarketAxess Holdings, Inc.	—	16
Moelis & Co., Class A	6	224
Moody's Corp.	—	75
Morgan Stanley	21	1,613
Morningstar, Inc.	1	307
MSCI, Inc.	—	57
Nasdaq, Inc.	—	30
Northern Trust Corp.	5	516
Raymond James Financial, Inc.	—	30
S&P Global, Inc.	5	1,563
State Street Corp.	1	38
StepStone Group, Inc., Class A	10	264
T. Rowe Price Group, Inc.	4	449
XP, Inc., Class A (Brazil) *	3	47
		13,393
Chemicals — 0.9%
Aarti Industries Ltd. (India) *	4	35
Air Products and Chemicals, Inc.	—	91
Albemarle Corp.	—	41
Arkema SA (France)	3	281
Axalta Coating Systems Ltd. *	20	431
Celanese Corp.	—	21
CF Industries Holdings, Inc.	—	30
Corteva, Inc.	1	67
Dow, Inc.	1	64
DuPont de Nemours, Inc.	1	48
Eastman Chemical Co.	15	1,296
Ecolab, Inc.	—	65
FMC Corp.	—	23
International Flavors & Fragrances, Inc.	1	51
LG Chem Ltd. (South Korea)	—	108
Linde plc (United Kingdom)	1	250
Linde plc (United Kingdom)	6	1,630
LyondellBasell Industries NV, Class A	1	39
Mosaic Co. (The)	1	24
PPG Industries, Inc.	7	819
Sherwin-Williams Co. (The)	—	91
Shin-Etsu Chemical Co. Ltd. (Japan)	10	1,169
Sika AG (Registered) (Switzerland)	1	290
Skshu Paint Co. Ltd., Class A (China) *	4	68
INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — continued
Wanhua Chemical Group Co. Ltd., Class A (China)	4	60
Yunnan Energy New Material Co. Ltd. (China)	2	60
		7,152
Commercial Services & Supplies — 0.3%
Cintas Corp.	—	55
Copart, Inc. *	5	547
Driven Brands Holdings, Inc. *	11	295
IAA, Inc. *	6	203
MSA Safety, Inc.	3	313
Republic Services, Inc.	—	47
Ritchie Bros Auctioneers, Inc. (Canada)	4	260
Rollins, Inc.	—	13
Stericycle, Inc. *	5	219
Waste Connections, Inc.	3	384
Waste Management, Inc.	1	99
		2,435
Communications Equipment — 0.2%
Accton Technology Corp. (Taiwan)	6	48
Arista Networks, Inc. *	4	390
Cisco Systems, Inc.	15	624
CommScope Holding Co., Inc. *	18	112
F5, Inc. *	—	15
Juniper Networks, Inc.	1	15
Motorola Solutions, Inc.	—	60
Nokia OYJ (Finland)	97	452
		1,716
Construction & Engineering — 0.6%
Quanta Services, Inc.	8	918
Vinci SA (France)	35	3,138
WillScot Mobile Mini Holdings Corp. *	12	399
		4,455
Construction Materials — 0.2%
Martin Marietta Materials, Inc.	2	681
Vulcan Materials Co.	4	486
		1,167
Consumer Finance — 0.5%
American Express Co.	17	2,416
Capital One Financial Corp.	11	1,116
Discover Financial Services	—	45
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Funds	7

JPMorgan Diversified Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Consumer Finance — continued
Shriram Transport Finance Co. Ltd. (India)	4	64
Synchrony Financial	1	23
		3,664
Containers & Packaging — 0.2%
Amcor plc	3	32
AptarGroup, Inc.	3	307
Avery Dennison Corp.	—	23
Ball Corp.	1	37
Crown Holdings, Inc.	2	232
International Paper Co.	1	26
Packaging Corp. of America	4	619
Sealed Air Corp.	—	14
Westrock Co.	10	391
		1,681
Distributors — 0.1%
Genuine Parts Co.	—	32
LKQ Corp.	8	395
Pool Corp.	1	395
		822
Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions, Inc. *	6	514
Diversified Financial Services — 0.3%
Berkshire Hathaway, Inc., Class B *	9	2,373
Chailease Holding Co. Ltd. (Taiwan)	8	56
FirstRand Ltd. (South Africa)	26	102
		2,531
Diversified Telecommunication Services — 0.5%
AT&T, Inc.	12	255
Deutsche Telekom AG (Registered) (Germany)	31	622
Hellenic Telecommunications Organization SA (Greece)	3	53
Lumen Technologies, Inc.	2	17
Verizon Communications, Inc.	53	2,669
		3,616
Electric Utilities — 1.2%
Alliant Energy Corp.	—	25
American Electric Power Co., Inc.	5	462
Constellation Energy Corp.	—	29
Duke Energy Corp.	2	162
Edison International	7	421
Entergy Corp.	4	454
INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — continued
Evergy, Inc.	—	25
Eversource Energy	1	49
Exelon Corp.	2	75
FirstEnergy Corp.	1	37
Iberdrola SA (Spain)	116	1,212
NextEra Energy, Inc.	55	4,294
NRG Energy, Inc.	—	15
PG&E Corp. *	29	288
Pinnacle West Capital Corp.	—	11
PPL Corp.	1	34
Southern Co. (The)	2	129
Xcel Energy, Inc.	25	1,746
		9,468
Electrical Equipment — 0.7%
AMETEK, Inc.	4	493
Eaton Corp. plc	25	3,122
Emerson Electric Co.	1	80
Generac Holdings, Inc. *	3	591
Rockwell Automation, Inc.	—	39
Schneider Electric SE	8	959
Shanghai Liangxin Electrical Co. Ltd., Class A (China) *	23	57
		5,341
Electronic Equipment, Instruments & Components — 0.3%
Amphenol Corp., Class A	1	65
CDW Corp.	—	36
Cognex Corp.	5	228
Corning, Inc.	1	41
Jade Bird Fire Co. Ltd., Class A (China)	12	49
Keyence Corp. (Japan)	2	549
Keysight Technologies, Inc. *	3	346
TD SYNNEX Corp.	5	483
TE Connectivity Ltd. (Switzerland)	1	62
Teledyne Technologies, Inc. *	—	30
Trimble, Inc. *	—	25
Zebra Technologies Corp., Class A *	1	247
		2,161
Energy Equipment & Services — 0.3%
Baker Hughes Co.	68	1,978
Halliburton Co.	2	48
Schlumberger NV	2	86
		2,112
SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. Morgan Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Entertainment — 0.2%
Activision Blizzard, Inc.	1	103
Electronic Arts, Inc.	—	50
JYP Entertainment Corp. (South Korea)	1	44
Live Nation Entertainment, Inc. *	—	19
NCSoft Corp. (South Korea)	—	24
NetEase, Inc. (China)	6	116
Netflix, Inc. *	1	132
ROBLOX Corp., Class A *	5	155
Sea Ltd., ADR (Singapore) *	2	119
Take-Two Interactive Software, Inc. *	—	28
Walt Disney Co. (The) *	5	461
Warner Bros Discovery, Inc. *	4	50
		1,301
Equity Real Estate Investment Trusts (REITs) — 1.4%
Alexandria Real Estate Equities, Inc. *	—	36
American Homes 4 Rent, Class A	13	472
American Tower Corp.	1	202
Apple Hospitality REIT, Inc.	16	233
AvalonBay Communities, Inc.	—	46
Boston Properties, Inc.	—	22
Brixmor Property Group, Inc.	23	455
Camden Property Trust	—	24
Crown Castle International Corp.	1	124
CubeSmart	5	224
Digital Realty Trust, Inc.	—	63
Duke Realty Corp.	1	36
EastGroup Properties, Inc.	2	315
Equinix, Inc.	—	102
Equity Residential	1	42
Essex Property Trust, Inc.	—	28
Extra Space Storage, Inc.	—	39
Federal Realty OP LP	4	355
Healthpeak Properties, Inc.	1	24
Host Hotels & Resorts, Inc.	1	19
Iron Mountain, Inc.	1	24
JBG SMITH Properties	11	268
Kimco Realty Corp.	31	613
Lamar Advertising Co., Class A	3	284
Mid-America Apartment Communities, Inc.	5	791
National Retail Properties, Inc.	7	298
Outfront Media, Inc.	12	197
Prologis, Inc.	25	2,980
Public Storage	1	272
INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued
Rayonier, Inc.	14	510
Realty Income Corp.	1	70
Regency Centers Corp.	—	15
SBA Communications Corp.	—	58
Simon Property Group, Inc.	1	55
Sun Communities, Inc.	4	674
UDR, Inc.	1	23
Ventas, Inc.	1	35
VICI Properties, Inc.	2	49
Vornado Realty Trust	—	8
Welltower, Inc.	3	279
Weyerhaeuser Co.	24	809
		11,173
Food & Staples Retailing — 0.4%
Albertsons Cos., Inc., Class A	8	222
Bid Corp. Ltd. (South Africa)	3	58
BJ's Wholesale Club Holdings, Inc. *	6	338
Casey's General Stores, Inc.	1	237
Clicks Group Ltd. (South Africa)	4	66
Costco Wholesale Corp.	1	361
Dino Polska SA (Poland) * (a)	1	54
Koninklijke Ahold Delhaize NV (Netherlands)	28	717
Kroger Co. (The)	1	53
Moran Foods Backstop Equity ‡ *	3	3
Performance Food Group Co. *	7	331
Raia Drogasil SA (Brazil)	10	38
Sysco Corp.	7	559
Walgreens Boots Alliance, Inc.	1	46
Wal-Mart de Mexico SAB de CV (Mexico)	29	99
Walmart, Inc.	2	290
X5 Retail Group NV, GDR (Russia) ‡ (a)	1	—
		3,472
Food Products — 0.7%
Archer-Daniels-Midland Co.	1	74
Britannia Industries Ltd. (India)	1	57
Campbell Soup Co.	—	17
Chongqing Fuling Zhacai Group Co. Ltd., Class A (China)	9	47
Conagra Brands, Inc.	1	24
Foshan Haitian Flavouring & Food Co. Ltd., Class A (China)	6	81
General Mills, Inc.	1	77
Hershey Co. (The)	—	54
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Funds	9

JPMorgan Diversified Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Food Products — continued
Hormel Foods Corp.	1	23
Inner Mongolia Yili Industrial Group Co. Ltd., Class A (China)	14	80
JM Smucker Co. (The)	—	6
Kellogg Co.	—	31
Kraft Heinz Co. (The)	18	676
Lamb Weston Holdings, Inc.	4	302
McCormick & Co., Inc. (Non-Voting)	—	35
Mondelez International, Inc., Class A	2	146
Nestle SA (Registered)	28	3,300
Post Holdings, Inc. *	8	652
Tongwei Co. Ltd., Class A (China)	11	95
Tyson Foods, Inc., Class A	1	37
		5,814
Gas Utilities — 0.0% ^
Atmos Energy Corp.	3	315
Kunlun Energy Co. Ltd. (China)	64	52
		367
Health Care Equipment & Supplies — 1.5%
Abbott Laboratories	3	330
ABIOMED, Inc. *	—	19
Align Technology, Inc. *	—	29
Baxter International, Inc.	1	55
Becton Dickinson and Co.	1	119
Boston Scientific Corp. *	87	3,250
Coloplast A/S, Class B (Denmark)	4	499
Cooper Cos., Inc. (The)	1	433
Dentsply Sirona, Inc.	—	11
Dexcom, Inc. *	4	328
Edwards Lifesciences Corp. *	1	101
Hologic, Inc. *	1	29
Hoya Corp. (Japan)	15	1,241
ICU Medical, Inc. *	1	211
IDEXX Laboratories, Inc. *	—	51
Insulet Corp. *	1	267
Intuitive Surgical, Inc. *	7	1,311
Medtronic plc	6	548
QuidelOrtho Corp. *	1	121
ResMed, Inc.	—	52
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A (China)	1	56
STERIS plc	2	344
Stryker Corp.	1	114
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued
Teleflex, Inc.	—	19
Zimmer Biomet Holdings, Inc.	24	2,476
		12,014
Health Care Providers & Services — 1.7%
AmerisourceBergen Corp.	6	806
Apollo Hospitals Enterprise Ltd. (India)	1	59
Cardinal Health, Inc.	1	24
Centene Corp. *	20	1,719
Chemed Corp.	1	304
Cigna Corp.	2	575
CVS Health Corp.	12	1,098
DaVita, Inc. *	—	8
Elevance Health, Inc.	—	198
Encompass Health Corp.	5	296
HCA Healthcare, Inc.	3	416
HealthEquity, Inc. *	4	267
Henry Schein, Inc. *	—	18
Humana, Inc.	—	101
Laboratory Corp. of America Holdings	2	440
McKesson Corp.	2	552
Molina Healthcare, Inc. *	1	394
NMC Health plc (United Arab Emirates) ‡ *	1	—
Quest Diagnostics, Inc.	—	23
UnitedHealth Group, Inc.	12	6,011
Universal Health Services, Inc., Class B	—	11
		13,320
Health Care Technology — 0.1%
Certara, Inc. *	9	202
Definitive Healthcare Corp. *	8	180
		382
Hotels, Restaurants & Leisure — 1.5%
Airbnb, Inc., Class A *	1	84
Booking Holdings, Inc. *	1	1,973
Caesars Entertainment, Inc. *	—	14
Carnival Corp. *	1	12
Chipotle Mexican Grill, Inc. *	—	63
Darden Restaurants, Inc.	—	24
Domino's Pizza, Inc.	—	23
Expedia Group, Inc. *	—	24
Hilton Worldwide Holdings, Inc.	4	476
Huazhu Group Ltd. (China)	14	54
Las Vegas Sands Corp. *	1	20
SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. Morgan Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Hotels, Restaurants & Leisure — continued
Marriott International, Inc., Class A	17	2,306
McDonald's Corp.	21	5,056
MGM Resorts International	1	17
Norwegian Cruise Line Holdings Ltd. *	1	8
Penn National Gaming, Inc. *	—	7
Planet Fitness, Inc., Class A *	4	244
Royal Caribbean Cruises Ltd. *	6	215
Sands China Ltd. (Macau) *	12	30
Starbucks Corp.	2	149
Texas Roadhouse, Inc.	4	299
Vail Resorts, Inc.	1	301
Wendy's Co. (The)	14	258
Wynn Resorts Ltd. *	—	9
Yum! Brands, Inc.	1	55
		11,721
Household Durables — 0.4%
DR Horton, Inc.	1	36
Garmin Ltd.	3	298
Haier Smart Home Co. Ltd., Class H (China)	29	109
Lennar Corp., Class A	1	31
Mohawk Industries, Inc. *	4	492
Newell Brands, Inc.	24	461
NVR, Inc. *	—	20
Persimmon plc (United Kingdom)	19	431
PulteGroup, Inc.	—	16
Sony Group Corp. (Japan)	10	840
Taylor Wimpey plc (United Kingdom)	133	189
Whirlpool Corp.	—	15
		2,938
Household Products — 0.3%
Church & Dwight Co., Inc.	—	38
Clorox Co. (The)	—	30
Colgate-Palmolive Co.	2	114
Energizer Holdings, Inc.	11	321
Kimberly-Clark Corp.	1	77
Procter & Gamble Co. (The)	9	1,311
Reynolds Consumer Products, Inc.	9	230
		2,121
Independent Power and Renewable Electricity Producers — 0.3%
AC Energy Corp. (Philippines)	5	1
AES Corp. (The)	1	24
INVESTMENTS	SHARES (000)	VALUE ($000)

Independent Power and Renewable Electricity Producers — continued
China Longyuan Power Group Corp. Ltd., Class H (China)	22	43
Corp. ACCIONA Energias Renovables SA (Spain)	8	286
RWE AG (Germany)	52	1,936
		2,290
Industrial Conglomerates — 0.1%
3M Co.	1	125
General Electric Co.	2	119
Honeywell International, Inc.	4	650
		894
Insurance — 2.4%
Aflac, Inc.	1	56
AIA Group Ltd. (Hong Kong)	42	457
AIA Group Ltd. (Hong Kong)	97	1,062
Alleghany Corp. *	1	517
Allianz SE (Registered) (Germany)	9	1,636
Allstate Corp. (The)	1	59
American International Group, Inc.	6	326
Aon plc, Class A	—	98
Arthur J Gallagher & Co.	7	1,111
Assurant, Inc.	—	15
Brown & Brown, Inc.	—	23
Chubb Ltd.	4	759
Cincinnati Financial Corp.	—	30
CNA Financial Corp.	5	239
Everest Re Group Ltd.	—	19
Fairfax Financial Holdings Ltd. (Canada)	1	539
Globe Life, Inc.	—	15
Hartford Financial Services Group, Inc. (The)	8	527
HDFC Life Insurance Co. Ltd. (India) (a)	5	36
ICICI Prudential Life Insurance Co. Ltd. (India) (a)	7	41
Kinsale Capital Group, Inc.	1	332
Lincoln National Corp.	—	13
Loews Corp.	21	1,242
Marsh & McLennan Cos., Inc.	3	458
MetLife, Inc.	1	74
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Germany)	2	408
NN Group NV (Netherlands)	9	412
Ping An Insurance Group Co. of China Ltd., Class H (China)	11	72
Ping An Insurance Group Co. of China Ltd., Class H (China)	7	44
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Funds	11

JPMorgan Diversified Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Insurance — continued
Porto Seguro SA (Brazil)	15	52
Principal Financial Group, Inc.	—	27
Progressive Corp. (The)	33	3,843
Prudential Financial, Inc.	1	61
Prudential plc (Hong Kong)	6	75
RLI Corp.	3	320
Sanlam Ltd. (South Africa)	12	40
Tokio Marine Holdings, Inc. (Japan)	27	1,569
Travelers Cos., Inc. (The)	8	1,267
Willis Towers Watson plc	—	37
WR Berkley Corp.	—	24
Zurich Insurance Group AG (Switzerland)	2	677
		18,612
Interactive Media & Services — 1.9%
Alphabet, Inc., Class A *	2	4,271
Alphabet, Inc., Class C *	2	3,765
Bumble, Inc., Class A *	13	363
InterActiveCorp. *	4	290
Match Group, Inc. *	1	34
Meta Platforms, Inc., Class A *	22	3,612
NAVER Corp. (South Korea)	—	51
Snap, Inc., Class A *	58	767
Tencent Holdings Ltd. (China)	33	1,485
Twitter, Inc. *	1	48
		14,686
Internet & Direct Marketing Retail — 1.5%
Alibaba Group Holding Ltd. (China) *	20	287
Amazon.com, Inc. *	100	10,601
Delivery Hero SE (South Korea) * (a)	8	304
eBay, Inc.	1	40
Etsy, Inc. *	—	16
JD.com, Inc., Class A (China)	5	164
Meituan (China) * (a)	9	229
MYT Holding Co. ‡ *	37	15
Naspers Ltd., Class N (South Africa)	1	50
		11,706
IT Services — 1.6%
Accenture plc, Class A	1	299
Adyen NV (Netherlands) * (a)	—	227
Akamai Technologies, Inc. *	—	25
Automatic Data Processing, Inc.	1	149
Broadridge Financial Solutions, Inc.	2	319
INVESTMENTS	SHARES (000)	VALUE ($000)

IT Services — continued
Capgemini SE (France)	14	2,331
Cognizant Technology Solutions Corp., Class A	1	60
DXC Technology Co. *	—	13
EPAM Systems, Inc. *	—	99
Fidelity National Information Services, Inc.	1	95
Fiserv, Inc. *	1	88
FleetCor Technologies, Inc. *	2	401
Gartner, Inc. *	—	33
Global Payments, Inc.	4	392
Globant SA *	2	283
Infosys Ltd. (India)	2	40
Infosys Ltd., ADR (India)	6	119
International Business Machines Corp.	6	814
Jack Henry & Associates, Inc.	1	236
Mastercard, Inc., Class A	16	5,135
MongoDB, Inc. *	1	228
Paychex, Inc.	1	62
PayPal Holdings, Inc. *	2	137
SS&C Technologies Holdings, Inc.	5	292
VeriSign, Inc. *	—	27
Visa, Inc., Class A	3	550
WEX, Inc. *	2	331
		12,785
Leisure Products — 0.0% ^
Brunswick Corp.	5	284
Hasbro, Inc.	—	18
		302
Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc.	1	60
Bio-Rad Laboratories, Inc., Class A *	—	15
Bio-Techne Corp.	—	23
Charles River Laboratories International, Inc. *	—	18
Danaher Corp.	1	279
Illumina, Inc. *	—	49
IQVIA Holdings, Inc. *	1	70
Lonza Group AG (Registered) (Switzerland)	1	624
Mettler-Toledo International, Inc. *	—	270
PerkinElmer, Inc.	—	30
Pharmaron Beijing Co. Ltd., Class H (China) (a)	5	52
Syneos Health, Inc. *	4	303
Thermo Fisher Scientific, Inc.	2	828
Waters Corp. *	—	33
SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. Morgan Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Life Sciences Tools & Services — continued
West Pharmaceutical Services, Inc.	1	345
Wuxi Biologics Cayman, Inc. (China) * (a)	12	107
		3,106
Machinery — 1.4%
Atlas Copco AB, Class A (Sweden)	55	514
Caterpillar, Inc.	1	162
Cummins, Inc.	—	46
Deere & Co.	7	1,966
Douglas Dynamics, Inc.	3	87
Dover Corp.	5	646
FANUC Corp. (Japan)	5	721
Fluidra SA (Spain)	6	117
Fortive Corp.	1	33
Han's Laser Technology Industry Group Co. Ltd., Class A (China)	11	56
Hillman Solutions Corp. *	20	172
IDEX Corp.	2	337
Illinois Tool Works, Inc.	—	89
Ingersoll Rand, Inc.	45	1,895
ITT, Inc.	4	290
Jiangsu Hengli Hydraulic Co. Ltd., Class A (China)	5	46
Lincoln Electric Holdings, Inc.	3	371
Middleby Corp. (The) *	2	254
Nordson Corp.	2	328
Otis Worldwide Corp.	1	51
PACCAR, Inc.	1	49
Parker-Hannifin Corp.	—	54
Pentair plc	—	12
RBC Bearings, Inc. *	2	376
Snap-on, Inc.	1	208
Stanley Black & Decker, Inc.	2	237
Techtronic Industries Co. Ltd. (Hong Kong)	6	63
Timken Co. (The)	4	206
Toro Co. (The)	5	362
Volvo AB, Class B (Sweden)	88	1,377
Westinghouse Air Brake Technologies Corp.	—	25
Xylem, Inc.	—	24
		11,174
Media — 0.4%
Charter Communications, Inc., Class A *	3	1,597
Comcast Corp., Class A	8	298
DISH Network Corp., Class A *	13	240
Fox Corp., Class A	1	17
INVESTMENTS	SHARES (000)	VALUE ($000)

Media — continued
Fox Corp., Class B	—	7
Interpublic Group of Cos., Inc. (The)	1	19
Liberty Broadband Corp., Class C *	4	509
Liberty Media Corp.-Liberty SiriusXM, Class C *	12	433
News Corp., Class A	1	10
News Corp., Class B	—	3
Nexstar Media Group, Inc., Class A	2	300
Omnicom Group, Inc.	—	22
Paramount Global, Class B	1	23
		3,478
Metals & Mining — 0.5%
Anglo American plc (South Africa)	31	1,106
AngloGold Ashanti Ltd., ADR (Tanzania, United Republic of)	—	4
AngloGold Ashanti Ltd. (Tanzania, United Republic of)	1	17
ArcelorMittal SA (Luxembourg)	14	310
Baoshan Iron & Steel Co. Ltd., Class A (China)	58	52
BHP Group Ltd. (Australia)	42	1,202
Freeport-McMoRan, Inc.	11	322
Glencore plc (Australia) *	115	622
Magnitogorsk Iron & Steel Works PJSC, GDR (Russia) ‡ (a)	1	—
MMC Norilsk Nickel PJSC, ADR (Russia) ‡	3	1
Newmont Corp.	1	80
Nucor Corp.	1	47
Severstal PAO, GDR (Russia) ‡ (a)	2	1
Vale SA, ADR (Brazil)	3	44
Zijin Mining Group Co. Ltd., Class H (China)	42	51
		3,859
Multiline Retail — 0.3%
Dollar General Corp.	6	1,496
Dollar Tree, Inc. *	—	54
Kohl's Corp.	7	259
Lojas Renner SA (Brazil) *	14	58
Target Corp.	1	111
		1,978
Multi-Utilities — 0.2%
Ameren Corp.	—	40
CenterPoint Energy, Inc.	1	32
Centrica plc (United Kingdom) *	337	329
CMS Energy Corp.	—	33
Consolidated Edison, Inc.	1	57
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Funds	13

JPMorgan Diversified Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Multi-Utilities — continued
Dominion Energy, Inc.	1	110
DTE Energy Co.	—	42
Engie SA (France)	31	361
NiSource, Inc.	1	20
Public Service Enterprise Group, Inc.	1	54
Sempra Energy	1	80
Veolia Environnement SA (France) *	9	227
WEC Energy Group, Inc.	1	54
		1,439
Oil, Gas & Consumable Fuels — 2.4%
APA Corp.	1	20
BP plc (United Kingdom)	455	2,137
Cheniere Energy, Inc.	3	335
Chesapeake Energy Corp.	—	6
Chevron Corp.	19	2,720
ConocoPhillips	30	2,653
Coterra Energy, Inc.	26	662
Devon Energy Corp.	1	57
Diamondback Energy, Inc.	3	313
EOG Resources, Inc.	7	806
Equinor ASA (Norway)	14	487
Exxon Mobil Corp.	7	613
Gazprom PJSC, ADR (Russia) ‡	14	2
Hess Corp.	—	50
Kinder Morgan, Inc.	36	606
Marathon Oil Corp.	1	27
Marathon Petroleum Corp.	5	403
Neste OYJ (Finland)	6	266
Novatek PJSC (Russia) ‡	1	—
Occidental Petroleum Corp.	1	89
ONEOK, Inc.	1	42
Petroleo Brasileiro SA (Preference) (Brazil)	29	155
Petronet LNG Ltd. (India)	19	51
Phillips 66	7	584
Pioneer Natural Resources Co.	4	980
PTT Exploration & Production PCL (Thailand)	13	59
Reliance Industries Ltd. (India) *	5	169
Rosneft Oil Co. PJSC, GDR (Russia) ‡ (a)	5	—
Shell plc (Netherlands)	63	1,636
S-Oil Corp. (South Korea)	1	95
Thai Oil PCL (Thailand)	51	75
TotalEnergies SE (France)	37	1,963
Valero Energy Corp.	1	74
INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued
Williams Cos., Inc. (The)	21	653
Woodside Energy Group Ltd. (Australia)	8	167
		18,955
Paper & Forest Products — 0.0% ^
Suzano SA (Brazil)	5	51
Personal Products — 0.2%
BellRing Brands, Inc. *	11	262
Estee Lauder Cos., Inc. (The), Class A	2	490
Hindustan Unilever Ltd. (India)	3	94
LG H&H Co. Ltd. (South Korea)	—	32
L'Oreal SA (France)	2	826
		1,704
Pharmaceuticals — 2.8%
Bayer AG (Registered) (Germany)	8	503
Bristol-Myers Squibb Co.	79	6,097
Catalent, Inc. *	9	926
Eli Lilly & Co.	1	434
Jazz Pharmaceuticals plc *	3	417
Johnson & Johnson	10	1,808
Merck & Co., Inc.	10	866
Novartis AG (Registered) (Switzerland)	11	968
Novo Nordisk A/S, Class B (Denmark)	46	5,137
Organon & Co.	6	194
Pfizer, Inc.	10	499
Roche Holding AG	7	2,428
Royalty Pharma plc, Class A	9	381
Sanofi (France)	7	707
Viatris, Inc.	2	18
Zoetis, Inc.	1	138
		21,521
Professional Services — 0.5%
Equifax, Inc.	2	284
Jacobs Engineering Group, Inc.	—	28
Leidos Holdings, Inc.	9	894
Nielsen Holdings plc	1	13
RELX plc (United Kingdom)	16	434
RELX plc (United Kingdom)	35	955
Robert Half International, Inc.	—	14
SGS SA (Registered) (Switzerland)	—	580
Teleperformance (France)	1	257
SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. Morgan Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Professional Services — continued
TransUnion	4	300
Verisk Analytics, Inc.	—	46
		3,805
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A *	7	479
China Resources Land Ltd. (China)	12	56
Country Garden Services Holdings Co. Ltd. (China)	11	50
Cushman & Wakefield plc *	13	201
		786
Road & Rail — 0.7%
Canadian National Railway Co. (Canada)	9	1,046
CSX Corp.	4	107
JB Hunt Transport Services, Inc.	—	22
Knight-Swift Transportation Holdings, Inc.	6	261
Landstar System, Inc.	2	281
Localiza Rent a Car SA (Brazil) *	5	55
Lyft, Inc., Class A *	39	513
Norfolk Southern Corp.	10	2,312
Old Dominion Freight Line, Inc.	1	237
Uber Technologies, Inc. *	34	702
Union Pacific Corp.	1	228
		5,764
Semiconductors & Semiconductor Equipment — 2.9%
Advanced Micro Devices, Inc. *	18	1,394
Allegro MicroSystems, Inc. (Japan) *	5	110
Analog Devices, Inc.	13	1,943
Applied Materials, Inc.	1	137
ASM International NV (Netherlands)	1	281
ASML Holding NV (Netherlands)	2	832
Broadcom, Inc.	1	338
CMC Materials, Inc.	2	293
Enphase Energy, Inc. *	—	45
Entegris, Inc.	4	337
Global Unichip Corp. (Taiwan)	3	49
Intel Corp.	7	260
KLA Corp.	—	81
Lam Research Corp.	3	1,108
Microchip Technology, Inc.	1	55
Micron Technology, Inc.	2	105
Monolithic Power Systems, Inc.	—	28
Novatek Microelectronics Corp. (Taiwan)	4	41
NVIDIA Corp.	9	1,298
INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued
NXP Semiconductors NV (China)	29	4,275
ON Semiconductor Corp. *	1	37
Power Integrations, Inc.	3	264
Qorvo, Inc. *	—	16
QUALCOMM, Inc.	7	864
Realtek Semiconductor Corp. (Taiwan) *	4	49
Silergy Corp. (China)	—	43
SK Hynix, Inc. (South Korea)	2	124
Skyworks Solutions, Inc.	—	25
SolarEdge Technologies, Inc. *	2	509
Taiwan Semiconductor Manufacturing Co. Ltd., ADR(Taiwan)	30	2,437
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	48	769
Teradyne, Inc.	6	508
Texas Instruments, Inc.	20	3,042
Tokyo Electron Ltd. (Japan)	2	816
Wolfspeed, Inc. *	3	191
Xinyi Solar Holdings Ltd. (China)	40	62
		22,766
Software — 3.2%
Adobe, Inc. *	1	294
ANSYS, Inc. *	—	35
Autodesk, Inc. *	—	64
Black Knight, Inc. *	4	277
Cadence Design Systems, Inc. *	1	70
Ceridian HCM Holding, Inc. *	—	11
Citrix Systems, Inc.	—	17
Clearwater Analytics Holdings, Inc., Class A *	11	129
Confluent, Inc., Class A *	11	257
Crowdstrike Holdings, Inc., Class A *	2	276
Envestnet, Inc. *	3	168
Fortinet, Inc. *	1	64
Guidewire Software, Inc. *	3	179
HubSpot, Inc. *	1	254
Intuit, Inc.	4	1,651
Kingdee International Software Group Co. Ltd. (China) *	27	64
Manhattan Associates, Inc. *	2	208
Microsoft Corp.	66	16,878
nCino, Inc. *	5	155
NortonLifeLock, Inc.	1	22
Oracle Corp.	3	187
Palo Alto Networks, Inc. *	1	638
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Funds	15

JPMorgan Diversified Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Software — continued
Paycom Software, Inc. *	—	23
PTC, Inc. *	—	19
Q2 Holdings, Inc. *	4	170
Roper Technologies, Inc.	—	70
Salesforce, Inc. *	2	279
ServiceNow, Inc. *	1	676
Synopsys, Inc. *	2	547
Trade Desk, Inc. (The), Class A *	4	167
Tyler Technologies, Inc. *	1	311
Zoom Video Communications, Inc., Class A *	5	501
Zscaler, Inc. *	1	152
		24,813
Specialty Retail — 1.0%
Advance Auto Parts, Inc.	—	18
AutoZone, Inc. *	1	1,201
Bath & Body Works, Inc.	8	205
Best Buy Co., Inc.	5	311
Burlington Stores, Inc. *	3	475
CarMax, Inc. *	3	292
Dick's Sporting Goods, Inc.	6	445
Gap, Inc. (The)	15	126
Home Depot, Inc. (The)	3	961
JD Sports Fashion plc (United Kingdom) *	116	164
Lowe's Cos., Inc.	7	1,234
Murphy USA, Inc.	2	457
National Vision Holdings, Inc. *	5	132
O'Reilly Automotive, Inc. *	1	378
Ross Stores, Inc.	15	1,036
TJX Cos., Inc. (The)	2	112
Tractor Supply Co.	—	36
Ulta Beauty, Inc. *	—	32
		7,615
Technology Hardware, Storage & Peripherals — 1.7%
Advantech Co. Ltd. (Taiwan)	5	53
Apple, Inc.	80	10,913
Hewlett Packard Enterprise Co.	2	29
HP, Inc.	2	59
NetApp, Inc.	—	25
Samsung Electronics Co. Ltd. (South Korea)	40	1,781
Seagate Technology Holdings plc	8	576
INVESTMENTS	SHARES (000)	VALUE ($000)

Technology Hardware, Storage & Peripherals — continued
Western Digital Corp. *	1	24
Wiwynn Corp. (Taiwan)	2	55
		13,515
Textiles, Apparel & Luxury Goods — 1.0%
adidas AG (Germany)	3	450
Carter's, Inc.	2	131
Columbia Sportswear Co.	5	375
Eclat Textile Co. Ltd. (Taiwan)	3	42
LVMH Moet Hennessy Louis Vuitton SE (France)	8	5,062
NIKE, Inc., Class B	12	1,191
Pandora A/S (Denmark)	3	203
PVH Corp.	—	4
Ralph Lauren Corp.	4	330
Shenzhou International Group Holdings Ltd. (China)	4	51
Tapestry, Inc.	—	13
VF Corp.	1	24
		7,876
Thrifts & Mortgage Finance — 0.0% ^
Housing Development Finance Corp. Ltd. (India)	7	196
Tobacco — 0.1%
Altria Group, Inc.	3	129
Philip Morris International, Inc.	8	791
		920
Trading Companies & Distributors — 0.2%
Ashtead Group plc (United Kingdom)	6	259
Brenntag SE (Germany)	6	404
Fastenal Co.	1	49
Ferguson plc	6	629
United Rentals, Inc. *	—	29
WW Grainger, Inc.	—	33
		1,403
Transportation Infrastructure — 0.0% ^
Grupo Aeroportuario del Pacifico SAB de CV, Class B (Mexico)	7	96
Grupo Aeroportuario del Sureste SAB de CV, Class B (Mexico)	4	75
		171
Water Utilities — 0.0% ^
American Water Works Co., Inc.	—	46
SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. Morgan Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Wireless Telecommunication Services — 0.3%
T-Mobile US, Inc. *	19	2,559
Vodacom Group Ltd. (South Africa)	5	39
		2,598
Total Common Stocks (Cost $364,719)		426,337
Investment Companies — 12.0%
Fixed Income — 9.9%
JPMorgan Core Bond Fund Class R6 Shares (b)	7,324	77,563
U.S. Equity — 2.1%
JPMorgan Large Cap Value Fund Class R6 Shares (b)	915	16,105
Total Investment Companies (Cost $105,102)		93,668
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 11.3%
U.S. Treasury Bonds
1.13%, 8/15/2040	11,700	8,083
2.75%, 11/15/2042	2,400	2,149
1.25%, 5/15/2050	12,800	8,144
U.S. Treasury Notes
1.38%, 10/15/2022	14,000	13,972
0.13%, 1/31/2023 (c)	9,125	8,996
0.13%, 3/31/2023	5,000	4,903
0.25%, 6/15/2024	12,000	11,380
0.25%, 8/31/2025	14,000	12,819
0.88%, 9/30/2026	4,000	3,653
0.38%, 9/30/2027	5,300	4,610
1.25%, 4/30/2028	1,800	1,623
1.25%, 9/30/2028	1,000	896
0.63%, 5/15/2030	2,000	1,668
1.38%, 11/15/2031	3,500	3,036
1.88%, 2/15/2032	2,000	1,812
Total U.S. Treasury Obligations (Cost $94,085)		87,744
Corporate Bonds — 7.1%
Aerospace & Defense — 0.2%
Boeing Co. (The)
5.15%, 5/1/2030	910	873
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Aerospace & Defense — continued
5.71%, 5/1/2040	200	187
Raytheon Technologies Corp. 4.13%, 11/16/2028	370	365
		1,425
Auto Components — 0.0% ^
Lear Corp. 2.60%, 1/15/2032	33	26
Automobiles — 0.2%
General Motors Co. 6.13%, 10/1/2025	440	455
Hyundai Capital America 0.80%, 1/8/2024 (d)	640	608
Nissan Motor Co. Ltd. (Japan)
4.35%, 9/17/2027 (d)	400	367
4.81%, 9/17/2030 (d)	300	266
		1,696
Banks — 1.6%
ABN AMRO Bank NV (Netherlands) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.47%, 12/13/2029 (d) (e)	400	341
AIB Group plc (Ireland) 4.75%, 10/12/2023 (d)	200	200
Australia & New Zealand Banking Group Ltd. (Australia) 4.40%, 5/19/2026 (d)	200	197
Banco Santander SA (Spain) 2.75%, 12/3/2030	600	477
Bank of America Corp.
(SOFR + 0.96%), 1.73%, 7/22/2027 (e)	1,860	1,654
(ICE LIBOR USD 3 Month + 3.15%), 4.08%, 3/20/2051 (e)	400	345
Bank of New Zealand (New Zealand) 2.00%, 2/21/2025 (d)	500	476
Barclays plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 11/24/2032 (e)	300	241
BNP Paribas SA (France)
4.63%, 3/13/2027 (d)	200	196
(SOFR + 1.51%), 3.05%, 1/13/2031 (d) (e)	300	259
Citigroup, Inc. (SOFR + 3.91%), 4.41%, 3/31/2031 (e)	1,600	1,528
Cooperatieve Rabobank UA (Netherlands) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.73%), 1.98%, 12/15/2027 (d) (e)	250	222
Credit Agricole SA (France) (SOFR + 1.68%), 1.91%, 6/16/2026 (d) (e)	500	460
DNB Bank ASA (Norway) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.68%), 1.60%, 3/30/2028 (d) (e)	200	174
HSBC Holdings plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.35%), 4.29%, 9/12/2026	900	879
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Funds	17

JPMorgan Diversified Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
KeyCorp (SOFR + 1.25%), 3.88%, 5/23/2025 (e)	31	31
Lloyds Banking Group plc (United Kingdom) 3.75%, 1/11/2027	450	434
Mitsubishi UFJ Financial Group, Inc. (Japan)
2.19%, 2/25/2025	300	285
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.83%), 2.34%, 1/19/2028 (e)	200	180
Mizuho Financial Group Cayman 3 Ltd. (Japan) 4.60%, 3/27/2024 (d)	400	401
NatWest Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.64%, 6/14/2027 (e)	400	351
Nordea Bank Abp (Finland) 1.50%, 9/30/2026 (d)	300	267
Societe Generale SA (France) 2.63%, 1/22/2025 (d)	650	618
Standard Chartered plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.21%), 2.82%, 1/30/2026 (d) (e)	500	473
Sumitomo Mitsui Financial Group, Inc. (Japan) 3.04%, 7/16/2029	500	445
Toronto-Dominion Bank (The) (Canada) 3.77%, 6/6/2025	200	199
UniCredit SpA (Italy) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 3.13%, 6/3/2032 (d)	217	169
Wells Fargo & Co. (ICE LIBOR USD 3 Month + 1.17%), 3.20%, 6/17/2027 (e)	940	890
Westpac Banking Corp. (Australia) (USD ICE Swap Rate 5 Year + 2.24%), 4.32%, 11/23/2031	300	288
		12,680
Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc. (Belgium) 4.44%, 10/6/2048	440	386
Constellation Brands, Inc. 2.88%, 5/1/2030	300	261
Fomento Economico Mexicano SAB de CV (Mexico) 3.50%, 1/16/2050	250	195
		842
Biotechnology — 0.1%
AbbVie, Inc.
3.20%, 11/21/2029	440	405
4.05%, 11/21/2039	100	89
Amgen, Inc.
3.15%, 2/21/2040	100	79
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Biotechnology — continued
4.20%, 2/22/2052	98	86
Biogen, Inc. 2.25%, 5/1/2030	300	246
		905
Capital Markets — 0.7%
Ameriprise Financial, Inc. 3.70%, 10/15/2024	230	230
Brookfield Finance, Inc. (Canada) 4.85%, 3/29/2029	300	297
Credit Suisse Group AG (Switzerland)
(SOFR + 2.04%), 2.19%, 6/5/2026 (d) (e)	650	589
(SOFR + 1.73%), 3.09%, 5/14/2032 (d) (e)	252	201
Deutsche Bank AG (Germany)
(SOFR + 1.32%), 2.55%, 1/7/2028 (e)	350	303
(SOFR + 1.72%), 3.04%, 5/28/2032 (e)	150	119
Goldman Sachs Group, Inc. (The)
(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (e)	1,170	1,109
(SOFR + 1.51%), 3.21%, 4/22/2042	400	305
Macquarie Group Ltd. (Australia) (SOFR + 1.44%), 2.69%, 6/23/2032 (d) (e)	400	322
Morgan Stanley
4.00%, 7/23/2025	1,110	1,109
(SOFR + 1.49%), 3.22%, 4/22/2042 (e)	250	197
Nomura Holdings, Inc. (Japan) 2.33%, 1/22/2027	250	221
UBS Group AG (Switzerland)
(ICE LIBOR USD 3 Month + 1.47%), 3.13%, 8/13/2030 (d) (e)	200	177
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.75%, 2/11/2033 (d) (e)	250	203
		5,382
Chemicals — 0.1%
International Flavors & Fragrances, Inc. 2.30%, 11/1/2030 (d)	240	197
LyondellBasell Industries NV 4.63%, 2/26/2055	200	171
RPM International, Inc. 2.95%, 1/15/2032	34	28
		396
Construction & Engineering — 0.0% ^
Quanta Services, Inc. 2.35%, 1/15/2032	103	80
Construction Materials — 0.0% ^
Martin Marietta Materials, Inc. Series CB, 2.50%, 3/15/2030	300	253
SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. Morgan Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Consumer Finance — 0.3%
AerCap Ireland Capital DAC (Ireland) 1.75%, 1/30/2026	450	393
American Express Co. 2.55%, 3/4/2027	194	181
Avolon Holdings Funding Ltd. (Ireland)
5.25%, 5/15/2024 (d)	350	344
2.13%, 2/21/2026 (d)	750	648
4.25%, 4/15/2026 (d)	400	371
Capital One Financial Corp.
(SOFR + 1.29%), 2.64%, 3/3/2026 (e)	106	100
3.80%, 1/31/2028	300	282
		2,319
Containers & Packaging — 0.0% ^
WRKCo, Inc. 3.90%, 6/1/2028	300	289
Diversified Telecommunication Services — 0.1%
AT&T, Inc.
1.65%, 2/1/2028	720	623
3.65%, 9/15/2059	140	105
Verizon Communications, Inc. 3.15%, 3/22/2030	300	272
		1,000
Electric Utilities — 0.5%
Appalachian Power Co. Series AA, 2.70%, 4/1/2031	250	216
Duke Energy Corp. 3.75%, 9/1/2046	440	347
Duquesne Light Holdings, Inc. 2.78%, 1/7/2032 (d)	246	202
Entergy Louisiana LLC 2.35%, 6/15/2032	440	368
Eversource Energy 2.90%, 3/1/2027	200	188
Exelon Corp. 4.05%, 4/15/2030	440	422
Fells Point Funding Trust 3.05%, 1/31/2027 (d)	190	175
Jersey Central Power & Light Co. 2.75%, 3/1/2032 (d)	104	88
NRG Energy, Inc. 2.45%, 12/2/2027 (d)	300	258
OGE Energy Corp. 0.70%, 5/26/2023	23	22
Pacific Gas and Electric Co.
3.25%, 2/16/2024	250	243
4.95%, 7/1/2050	300	239
Southern California Edison Co. Series C, 4.13%, 3/1/2048	440	362
Southern Co. (The) Series A, 3.70%, 4/30/2030	370	343
Virginia Electric and Power Co. 4.45%, 2/15/2044	100	93
Xcel Energy, Inc. 3.40%, 6/1/2030	300	276
		3,842
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Entertainment — 0.0% ^
Take-Two Interactive Software, Inc. 3.70%, 4/14/2027	56	54
Equity Real Estate Investment Trusts (REITs) — 0.6%
Alexandria Real Estate Equities, Inc. 2.95%, 3/15/2034	227	189
American Campus Communities Operating Partnership LP 2.25%, 1/15/2029	92	85
American Tower Corp.
1.45%, 9/15/2026	272	238
2.90%, 1/15/2030	300	257
Boston Properties LP 2.75%, 10/1/2026	300	280
Brixmor Operating Partnership LP 4.13%, 5/15/2029	250	233
Corporate Office Properties LP 2.00%, 1/15/2029	226	182
Crown Castle International Corp. 4.45%, 2/15/2026	370	366
Equinix, Inc. 2.00%, 5/15/2028	213	183
Extra Space Storage LP 2.35%, 3/15/2032	150	119
Healthcare Trust of America Holdings LP 2.00%, 3/15/2031	300	233
Healthpeak Properties, Inc. 2.13%, 12/1/2028	43	37
Kilroy Realty LP 2.65%, 11/15/2033	120	93
Life Storage LP 2.20%, 10/15/2030	250	200
Office Properties Income Trust
2.65%, 6/15/2026	37	31
2.40%, 2/1/2027	112	91
3.45%, 10/15/2031	73	55
Physicians Realty LP 2.63%, 11/1/2031	74	60
Realty Income Corp. 3.25%, 1/15/2031	300	273
Regency Centers LP 3.60%, 2/1/2027	300	290
Sabra Health Care LP 3.20%, 12/1/2031	248	197
Safehold Operating Partnership LP 2.85%, 1/15/2032	160	128
UDR, Inc. 3.20%, 1/15/2030	300	269
Ventas Realty LP 3.25%, 10/15/2026	200	189
Welltower, Inc. 2.75%, 1/15/2032	300	250
WP Carey, Inc. 2.25%, 4/1/2033	440	338
		4,866
Food & Staples Retailing — 0.0% ^
Alimentation Couche-Tard, Inc. (Canada) 3.80%, 1/25/2050 (d)	230	174
Food Products — 0.1%
Bunge Ltd. Finance Corp.
1.63%, 8/17/2025	300	276
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Funds	19

JPMorgan Diversified Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Food Products — continued
3.75%, 9/25/2027	300	289
Cargill, Inc. 4.38%, 4/22/2052 (d)	80	77
Conagra Brands, Inc. 5.40%, 11/1/2048	50	47
Smithfield Foods, Inc. 3.00%, 10/15/2030 (d)	300	249
		938
Health Care Equipment & Supplies — 0.1%
Abbott Laboratories 4.90%, 11/30/2046	370	387
Boston Scientific Corp. 2.65%, 6/1/2030	300	262
		649
Health Care Providers & Services — 0.2%
CVS Health Corp. 2.70%, 8/21/2040	520	375
HCA, Inc. 5.25%, 6/15/2026	440	438
Humana, Inc. 3.95%, 3/15/2027	100	98
Quest Diagnostics, Inc. 2.95%, 6/30/2030	300	264
Universal Health Services, Inc.
2.65%, 10/15/2030 (d)	214	171
2.65%, 1/15/2032 (d)	29	23
		1,369
Hotels, Restaurants & Leisure — 0.0% ^
Expedia Group, Inc. 3.25%, 2/15/2030	230	192
Household Durables — 0.0% ^
MDC Holdings, Inc. 3.97%, 8/6/2061	250	144
Industrial Conglomerates — 0.0% ^
GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	300	280
Insurance — 0.2%
Athene Global Funding
2.75%, 6/25/2024 (d)	300	290
2.72%, 1/7/2029 (d)	250	212
Brighthouse Financial Global Funding 1.00%, 4/12/2024 (d)	300	283
CNO Global Funding 2.65%, 1/6/2029 (d)	260	227
Corebridge Financial, Inc. 4.40%, 4/5/2052 (d)	123	103
F&G Global Funding 2.30%, 4/11/2027 (d)	150	134
Manulife Financial Corp. (Canada) (USD ICE Swap Rate 5 Year + 1.65%), 4.06%, 2/24/2032 (e)	300	277
Marsh & McLennan Cos., Inc. 2.25%, 11/15/2030	300	253
		1,779
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Internet & Direct Marketing Retail — 0.1%
Amazon.com, Inc. 3.95%, 4/13/2052	300	277
eBay, Inc. 2.60%, 5/10/2031	230	191
		468
IT Services — 0.0% ^
Global Payments, Inc. 2.90%, 5/15/2030	300	253
Leisure Products — 0.0% ^
Mattel, Inc. 3.38%, 4/1/2026 (d)	18	17
Media — 0.2%
Charter Communications Operating LLC
3.75%, 2/15/2028	131	121
4.80%, 3/1/2050	400	317
Comcast Corp.
2.65%, 2/1/2030	300	268
2.94%, 11/1/2056	397	276
Cox Communications, Inc. 1.80%, 10/1/2030 (d)	300	237
Discovery Communications LLC
3.63%, 5/15/2030	170	151
5.20%, 9/20/2047	100	86
		1,456
Metals & Mining — 0.1%
Glencore Funding LLC (Australia) 2.63%, 9/23/2031 (d)	200	161
Steel Dynamics, Inc. 3.25%, 1/15/2031	300	260
		421
Multi-Utilities — 0.1%
CenterPoint Energy, Inc. 1.45%, 6/1/2026	328	295
PG&E Energy Recovery Funding LLC Series A-3, 2.82%, 7/15/2046	43	33
Puget Energy, Inc. 2.38%, 6/15/2028	35	31
San Diego Gas & Electric Co. 2.95%, 8/15/2051	400	295
		654
Oil, Gas & Consumable Fuels — 0.4%
BP Capital Markets America, Inc.
3.06%, 6/17/2041	500	390
3.38%, 2/8/2061	60	44
Cheniere Corpus Christi Holdings LLC 3.70%, 11/15/2029	300	274
Diamondback Energy, Inc. 3.25%, 12/1/2026	240	234
Energy Transfer LP
4.40%, 3/15/2027	200	194
3.75%, 5/15/2030	440	396
SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. Morgan Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
Flex Intermediate Holdco LLC 4.32%, 12/30/2039 (d)	127	99
Gray Oak Pipeline LLC 2.60%, 10/15/2025 (d)	440	411
Hess Corp. 6.00%, 1/15/2040	55	56
MPLX LP 2.65%, 8/15/2030	140	117
NGPL PipeCo LLC 3.25%, 7/15/2031 (d)	53	44
Pioneer Natural Resources Co. 1.13%, 1/15/2026	300	268
Plains All American Pipeline LP 3.55%, 12/15/2029	300	264
Targa Resources Partners LP 4.00%, 1/15/2032	28	24
Tennessee Gas Pipeline Co. LLC 2.90%, 3/1/2030 (d)	200	173
Williams Cos., Inc. (The) 2.60%, 3/15/2031	45	38
		3,026
Pharmaceuticals — 0.1%
Bristol-Myers Squibb Co. 3.70%, 3/15/2052	292	252
Mylan, Inc. 5.40%, 11/29/2043	100	84
Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/2026	440	423
Zoetis, Inc. 2.00%, 5/15/2030	300	251
		1,010
Road & Rail — 0.1%
Burlington Northern Santa Fe LLC 3.30%, 9/15/2051	440	353
Kansas City Southern 4.70%, 5/1/2048	250	236
Ryder System, Inc. 4.30%, 6/15/2027	200	197
Triton Container International Ltd. (Bermuda)
1.15%, 6/7/2024 (d)	38	35
3.25%, 3/15/2032	223	181
		1,002
Semiconductors & Semiconductor Equipment — 0.2%
Analog Devices, Inc. 3.50%, 12/5/2026	230	227
Broadcom, Inc. 3.19%, 11/15/2036 (d)	660	502
NXP BV (China) 2.50%, 5/11/2031	230	188
QUALCOMM, Inc. 4.50%, 5/20/2052	127	125
Xilinx, Inc. 2.38%, 6/1/2030	70	62
		1,104
Software — 0.1%
Oracle Corp.
3.25%, 11/15/2027	300	277
3.60%, 4/1/2040	250	187
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Software — continued
Roper Technologies, Inc. 3.80%, 12/15/2026	370	361
Workday, Inc. 3.50%, 4/1/2027	70	67
		892
Specialty Retail — 0.1%
Advance Auto Parts, Inc. 3.50%, 3/15/2032	100	86
AutoZone, Inc. 1.65%, 1/15/2031	300	235
Lowe's Cos., Inc. 3.75%, 4/1/2032	240	222
O'Reilly Automotive, Inc. 1.75%, 3/15/2031	300	238
		781
Technology Hardware, Storage & Peripherals — 0.1%
Apple, Inc. 2.38%, 2/8/2041	230	176
Dell International LLC 6.02%, 6/15/2026	440	457
		633
Thrifts & Mortgage Finance — 0.1%
BPCE SA (France) (SOFR + 1.31%), 2.28%, 1/20/2032 (d) (e)	500	395
Nationwide Building Society (United Kingdom) (SOFR + 1.29%), 2.97%, 2/16/2028 (d) (e)	241	220
		615
Tobacco — 0.1%
BAT Capital Corp. (United Kingdom) 3.73%, 9/25/2040	450	316
Trading Companies & Distributors — 0.1%
Air Lease Corp.
2.88%, 1/15/2026	450	413
3.63%, 4/1/2027	100	93
Aviation Capital Group LLC 3.88%, 5/1/2023 (d)	310	307
		813
Wireless Telecommunication Services — 0.1%
Rogers Communications, Inc. (Canada) 4.55%, 3/15/2052 (d)	180	158
T-Mobile USA, Inc. 3.88%, 4/15/2030	500	467
		625
Total Corporate Bonds (Cost $64,642)		55,666
Mortgage-Backed Securities — 6.2%
FHLMC UMBS, 30 Year Pool # RA6702 3.00%, 2/1/2052	544	507
FNMA UMBS, 30 Year
Pool # BU1805 2.50%, 12/1/2051	557	503
Pool # CB2637 2.50%, 1/1/2052	419	378
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Funds	21

JPMorgan Diversified Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # CB2670 3.00%, 1/1/2052	374	349
FNMA, Other
Pool # AN5182 3.39%, 4/1/2027	332	329
Pool # BS5117 2.58%, 3/1/2032	399	368
Pool # BS5193 2.62%, 4/1/2032	400	371
Pool # BF0546 2.50%, 7/1/2061	814	725
FNMA/FHLMC UMBS, Single Family, 30 Year
TBA, 3.50%, 7/25/2052 (f)	19,110	18,377
TBA, 4.00%, 7/25/2052	16,085	15,861
TBA, 4.50%, 7/25/2052 (f)	4,345	4,361
GNMA I, 30 Year Pool # 401860 7.50%, 6/15/2025	—	—
GNMA II, 30 Year Pool # MA7649 2.50%, 10/20/2051	6,651	6,110
Total Mortgage-Backed Securities (Cost $49,507)		48,239
	SHARES (000)
Exchange-Traded Funds — 2.0%
International Equity — 2.0%
JPMorgan BetaBuilders Japan ETF (b)	351	15,468
U.S. Equity — 0.0% ^
SPDR S&P 500 ETF Trust	—	72
Total Exchange-Traded Funds (Cost $19,699)		15,540
	PRINCIPAL AMOUNT ($000)
Asset-Backed Securities — 1.6%
American Airlines Pass-Through Trust Series 2021-1, Class B, 3.95%, 7/11/2030	300	250
American Credit Acceptance Receivables Trust
Series 2022-1, Class A, 0.99%, 12/15/2025 (d)	186	183
Series 2022-2, Class A, 2.66%, 2/13/2026 (d)	161	160
AmeriCredit Automobile Receivables Trust
Series 2021-2, Class B, 0.69%, 1/19/2027	76	72
Series 2022-2, Class A3, 4.38%, 4/18/2028	85	86
AMSR Trust Series 2020-SFR5, Class A, 1.38%, 11/17/2037 (d)	100	92
Amur Equipment Finance Receivables X LLC Series 2022-1A, Class A2, 1.64%, 10/20/2027 (d)	232	223
CarMax Auto Owner Trust Series 2022-2, Class A3, 3.49%, 2/16/2027	212	211
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Carvana Auto Receivables Trust
Series 2021-P3, Class A3, 0.70%, 11/10/2026	164	155
Series 2021-P4, Class A4, 1.64%, 12/10/2027	400	370
CIG Auto Receivables Trust Series 2021-1A, Class A, 0.69%, 4/14/2025 (d)	85	83
CoreVest American Finance Trust Series 2022-1, Class A, 4.74%, 6/17/2035 (d) (g)	300	300
CPS Auto Receivables Trust Series 2022-B, Class A, 2.88%, 6/15/2026 (d)	197	194
Credit Acceptance Auto Loan Trust
Series 2020-2A, Class A, 1.37%, 7/16/2029 (d)	500	492
Series 2020-3A, Class A, 1.24%, 10/15/2029 (d)	500	487
Drive Auto Receivables Trust
Series 2021-2, Class A3, 0.35%, 3/17/2025	200	199
Series 2021-3, Class B, 1.11%, 5/15/2026	49	47
DT Auto Owner Trust
Series 2022-1A, Class A, 1.58%, 4/15/2026 (d)	303	299
Series 2022-2A, Class A, 2.88%, 6/15/2026 (d)	296	293
Series 2021-3A, Class C, 0.87%, 5/17/2027 (d)	133	125
Series 2021-4A, Class D, 1.99%, 9/15/2027 (d)	114	104
Exeter Automobile Receivables Trust
Series 2022-1A, Class A2, 1.15%, 6/17/2024	272	271
Series 2021-3A, Class A3, 0.35%, 2/18/2025	165	164
Series 2021-2A, Class B, 0.57%, 9/15/2025	78	77
Series 2021-3A, Class B, 0.69%, 1/15/2026	162	158
Series 2022-3A, Class A3, 4.21%, 1/15/2026	420	420
Series 2021-4A, Class B, 1.05%, 5/15/2026	130	126
Series 2022-2A, Class D, 4.56%, 7/17/2028	175	166
FirstKey Homes Trust Series 2022-SFR1, Class A, 4.15%, 5/17/2039 (d)	115	113
Flagship Credit Auto Trust
Series 2021-4, Class A, 0.81%, 7/17/2026 (d)	159	154
Series 2022-1, Class A, 1.79%, 10/15/2026 (d)	337	328
Series 2022-2, Class A3, 4.03%, 12/15/2026 (d)	550	546
Series 2021-3, Class A, 0.36%, 7/15/2027 (d)	178	173
GLS Auto Receivables Issuer Trust
Series 2021-4A, Class A, 0.84%, 7/15/2025 (d)	195	191
SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. Morgan Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2021-2A, Class B, 0.77%, 9/15/2025 (d)	47	46
Series 2021-3A, Class C, 1.11%, 9/15/2026 (d)	114	106
GM Financial Automobile Leasing Trust
Series 2021-3, Class A3, 0.39%, 10/21/2024	184	178
Series 2022-2, Class A3, 3.42%, 6/20/2025	216	215
GM Financial Consumer Automobile Receivables Trust Series 2020-1, Class A3, 1.84%, 9/16/2024	295	294
Hertz Vehicle Financing III LLC Series 2022-1A, Class A, 1.99%, 6/25/2026 (d)	118	110
Hilton Grand Vacations Trust Series 2022-1D, Class A, 3.61%, 6/20/2034 (d)	154	151
Lendmark Funding Trust Series 2022-1A, Class A, 5.12%, 7/20/2032 (d)	100	100
MVW LLC Series 2021-2A, Class A, 1.43%, 5/20/2039 (d)	167	152
PRET LLC Series 2021-NPL6, Class A1, 2.49%, 7/25/2051 ‡ (h)	205	192
Progress Residential Trust
Series 2021-SFR8, Class E1, 2.38%, 10/17/2038 ‡	156	133
Series 2022-SFR3, Class A, 3.20%, 4/17/2039 (d)	305	288
Santander Drive Auto Receivables Trust
Series 2022-1, Class A2, 1.36%, 12/16/2024	338	336
Series 2021-3, Class B, 0.60%, 12/15/2025	153	150
Series 2021-2, Class C, 0.90%, 6/15/2026	103	100
Series 2022-3, Class A3, 3.40%, 12/15/2026	183	182
Santander Retail Auto Lease Trust Series 2022-A, Class A3, 1.34%, 7/21/2025 (d)	89	85
Structured Asset Securities Corp. Trust Series 2005-SC1, Class 1A1, 1.89%, 5/25/2031 ‡	—	—
Tesla Auto Lease Trust
Series 2019-A, Class A3, 2.16%, 10/20/2022 (d)	88	88
Series 2021-B, Class A4, 0.63%, 9/22/2025 (d)	102	96
Theorem Funding Trust Series 2021-1A, Class A, 1.21%, 12/15/2027 (d)	153	149
Toyota Lease Owner Trust Series 2021-A, Class A3, 0.39%, 4/22/2024 (d)	500	489
United Airlines Pass-Through Trust Series 2016-2, Class AA, 2.88%, 10/7/2028	381	347
US Auto Funding Series 2021-1A, Class A, 0.79%, 7/15/2024 (d)	57	57
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

US Auto Funding Trust Series 2022-1A, Class A, 3.98%, 4/15/2025 (d)	300	297
Westgate Resorts LLC Series 2022-1A, Class A, 1.79%, 8/20/2036 (d)	222	212
Westlake Automobile Receivables Trust
Series 2021-3A, Class A3, 0.95%, 6/16/2025 (d)	200	194
Series 2021-3A, Class D, 2.12%, 1/15/2027 (d)	125	116
World Omni Auto Receivables Trust
Series 2021-C, Class A3, 0.44%, 8/17/2026	82	79
Series 2022-B, Class A3, 3.25%, 7/15/2027	350	346
World Omni Automobile Lease Securitization Trust Series 2021-A, Class A3, 0.42%, 8/15/2024	152	147
Total Asset-Backed Securities (Cost $13,159)		12,747
Commercial Mortgage-Backed Securities — 0.3%
FHLMC Multi-Family WI Certificates Series K145, Class AM, 2.58%, 7/25/2032	880	797
FHLMC, Multi-Family Structured Pass-Through Certificates Series K-1515, Class A2, 1.94%, 2/25/2035	800	640
FREMF Mortgage Trust Series 2017-KF40, Class B, 3.82%, 11/25/2027 (d) (g)	236	233
Morgan Stanley Capital I Trust Series 2021-PLZA, Class A, 2.57%, 11/9/2043 (d)	294	241
SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (d)	235	199
Total Commercial Mortgage-Backed Securities (Cost $2,338)		2,110
Collateralized Mortgage Obligations — 0.3%
Banc of America Alternative Loan Trust Series 2006-5, Class 3A1, 6.00%, 6/25/2046	—	—
CHL Mortgage Pass-Through Trust Series 2006-21, Class A14, 6.00%, 2/25/2037	—	—
FHLMC, REMIC
Series 3077, Class TO, PO, 4/15/2035	—	—
Series 3200, PO, 8/15/2036	—	—
Series 5190, Class EC, 2.00%, 12/25/2051	803	738
FNMA, REMIC Series 2009-86, Class OT, PO, 10/25/2037	—	—
GSR Mortgage Loan Trust Series 2004-8F, Class 2A3, 6.00%, 9/25/2034	2	2
MASTR Alternative Loan Trust Series 2005-6, Class 1A2, 5.50%, 12/25/2035	—	—
PHH Mortgage Trust Series 2008-CIM2, Class 5A1, 6.00%, 7/25/2038	1	1
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Funds	23

JPMorgan Diversified Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
PRPM LLC Series 2021-10, Class A1, 2.49%, 10/25/2026 (d) (h)	109	103
Seasoned Credit Risk Transfer Trust
Series 2017-4, Class M60C, 3.50%, 6/25/2057	345	340
Series 2017-4, Class MT, 3.50%, 6/25/2057	398	388
Series 2022-1, Class MTU, 3.25%, 11/25/2061 ‡	389	373
VOLT CV LLC Series 2021-CF2, Class A1, 2.49%, 11/27/2051 (d) (h)	133	127
Total Collateralized Mortgage Obligations (Cost $2,123)		2,072
Foreign Government Securities — 0.1%
Republic of Colombia (Colombia) 3.25%, 4/22/2032	250	181
United Mexican States (Mexico)
4.13%, 1/21/2026	200	200
4.60%, 1/23/2046	200	160
3.77%, 5/24/2061	400	259
Total Foreign Government Securities (Cost $1,040)		800
	NO. OF WARRANTS (000)
Warrants — 0.0% ^
Media — 0.0% ^
Nmg Research Ltd. expiring 9/24/2027, price 1.00 USD (United Kingdom) ‡ *	1	62
Oil, Gas & Consumable Fuels — 0.0% ^
Chesapeake Energy Corp.
expiring 2/9/2026, price 26.00 USD *	—	14
expiring 2/9/2026, price 30.00 USD *	1	13
expiring 2/9/2026, price 34.00 USD *	—	7
		34
Total Warrants (Cost $—)		96
	PRINCIPAL AMOUNT ($000)
Loan Assignments — 0.0% (e) (i) ^
Food & Staples Retailing — 0.0% ^
Moran Foods LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 7.00%), 3/29/2024	7	6
Moran Foods LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 5.00%), 6.00%, 4/1/2024 ‡	49	44
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Food & Staples Retailing — continued
Moran Foods LLC, Tranche A 2nd Lien Term Loan (ICE LIBOR USD 3 Month + 10.75%), 11.75%, 10/1/2024	72	43
Total Loan Assignments (Cost $97)		93
	SHARES (000)
Short Term Investments — 9.6%
Investment Companies — 9.6%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (b) (j) (Cost $74,930)	74,913	74,928
Total Investments — 105.1% (Cost $791,441)		820,040
Liabilities in Excess of Other Assets — (5.1)%		(39,701)
NET ASSETS — 100.0%		780,339

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ADR	American Depositary Receipt
APAC	Asia Pacific
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
NVDR	Non-Voting Depositary Receipt
OYJ	Public Limited Company
PJSC	Public Joint Stock Company
PO
Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying
mortgages of these securities increase, the yield on these
securities increases.

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REMIC	Real Estate Mortgage Investment Conduit
SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. Morgan Funds	June 30, 2022

SOFR	Secured Overnight Financing Rate
SPDR	Standard & Poor's Depositary Receipt
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(d)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of June 30, 2022.
(f)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(g)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of June 30, 2022.

(h)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of June 30, 2022.

(i)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(j)	The rate shown is the current yield as of June 30, 2022.

PORTFOLIO COMPOSTION BY COUNTRY AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
United States	76.2%
France	2.7
United Kingdom	1.6
Japan	1.4
Germany	1.2
China	1.1
Denmark	1.0
Others (each less than 1.0%)	5.7
Short-Term Investments	9.1
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Hang Seng Index	56	07/28/2022	HKD	7,778	(43)
EURO STOXX 50 Index	20	09/16/2022	EUR	725	(6)
FTSE 100 Index	4	09/16/2022	GBP	348	(1)
MSCI EAFE E-Mini Index	401	09/16/2022	USD	37,275	(391)
MSCI Emerging Markets E-Mini Index	4	09/16/2022	USD	201	(4)
S&P 500 E-Mini Index	102	09/16/2022	USD	19,360	(533)
U.S. Treasury 10 Year Note	295	09/21/2022	USD	34,907	(495)
					(1,473)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Funds	25

JPMorgan Diversified Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
Euro-BTP	(168)	09/08/2022	EUR	(21,676)	(201)
Euro-Bund	(309)	09/08/2022	EUR	(48,184)	763
Japan 10 Year Bond	(76)	09/12/2022	JPY	(83,394)	(112)
S&P / TSX 60 Index	(44)	09/15/2022	CAD	(7,818)	93
EURO STOXX 50 Index	(319)	09/16/2022	EUR	(11,563)	147
MSCI Emerging Markets E-Mini Index	(479)	09/16/2022	USD	(24,039)	(236)
Russell 2000 E-Mini Index	(289)	09/16/2022	USD	(24,692)	1,331
S&P Midcap 400 E-Mini Index	(62)	09/16/2022	USD	(14,062)	811
					2,596
					1,123

Abbreviations
CAD	Canadian Dollar
EAFE	Europe, Australasia and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
TSX	Toronto Stock Exchange
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Funds	June 30, 2022

Forward foreign currency exchange contracts outstanding as of June 30, 2022 (amounts in thousands):

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION ($)
AUD	305	EUR	200	BNP Paribas	7/25/2022	1
CAD	2,534	NZD	3,129	TD Bank Financial Group	7/25/2022	15
CAD	2,575	USD	1,991	BNP Paribas	7/25/2022	9
CAD	261	USD	201	State Street Corp.	7/25/2022	2
CHF	348	EUR	332	Citibank, NA	7/25/2022	17
CHF	222	GBP	181	HSBC Bank, NA	7/25/2022	12
CHF	1,714	USD	1,729	BNP Paribas	7/25/2022	69
CHF	126	USD	129	State Street Corp.	7/25/2022	3
CNY	456	USD	68	HSBC Bank, NA**	7/25/2022	1
CZK	1,508	USD	64	Goldman Sachs International	7/25/2022	—(a)
EUR	193	CAD	261	Goldman Sachs International	7/25/2022	—(a)
EUR	108	GBP	93	Goldman Sachs International	7/25/2022	—(a)
EUR	217	PLN	1,020	BNP Paribas	7/25/2022	1
EUR	1,688	USD	1,769	BNP Paribas	7/25/2022	2
EUR	311	USD	325	Goldman Sachs International	7/25/2022	2
GBP	45	SEK	550	Citibank, NA	7/25/2022	—(a)
GBP	1,048	SEK	12,929	Goldman Sachs International	7/25/2022	11
GBP	1,077	USD	1,306	BNP Paribas	7/25/2022	5
MXN	13,714	USD	677	BNP Paribas	7/25/2022	3
NZD	2,045	CAD	1,637	Citibank, NA	7/25/2022	5
NZD	1,023	CAD	819	HSBC Bank, NA	7/25/2022	2
NZD	233	USD	145	Goldman Sachs International	7/25/2022	—(a)
PLN	1,896	EUR	402	Barclays Bank plc	7/25/2022	—(a)
SEK	2,121	GBP	170	Barclays Bank plc	7/25/2022	1
SEK	941	USD	92	Goldman Sachs International	7/25/2022	—(a)
SGD	609	USD	438	BNP Paribas	7/25/2022	1
TRY	1,822	EUR	91	Goldman Sachs International	7/25/2022	12
USD	83	CAD	107	BNP Paribas	7/25/2022	—(a)
USD	415	CLP	375,527	Barclays Bank plc**	7/25/2022	7
USD	438	CLP	395,742	BNP Paribas**	7/25/2022	9
USD	209	COP	821,958	BNP Paribas**	7/25/2022	11
USD	3,251	EUR	3,094	Citibank, NA	7/25/2022	4
USD	429	IDR	6,322,681	Barclays Bank plc**	7/25/2022	6
USD	437	IDR	6,453,347	BNP Paribas**	7/25/2022	6
USD	391	INR	30,625	Barclays Bank plc**	7/25/2022	4
USD	221	INR	17,232	BNP Paribas**	7/25/2022	3
USD	447	INR	34,950	Goldman Sachs International**	7/25/2022	6
USD	525	JPY	70,442	BNP Paribas	7/25/2022	5
USD	1,127	JPY	149,865	Goldman Sachs International	7/25/2022	21
USD	218	KRW	281,106	Citibank, NA**	7/25/2022	—(a)
USD	195	MXN	3,849	BNP Paribas	7/25/2022	5
USD	635	NZD	1,015	Citibank, NA	7/25/2022	1
USD	183	PHP	9,889	Barclays Bank plc**	7/25/2022	4
USD	664	PHP	35,548	Citibank, NA**	7/25/2022	18
USD	288	SEK	2,936	Barclays Bank plc	7/25/2022	2
USD	450	SGD	620	BNP Paribas	7/25/2022	4
USD	841	SGD	1,165	Goldman Sachs International	7/25/2022	2
USD	1,107	THB	38,492	Goldman Sachs International	7/25/2022	16
USD	898	TWD	26,541	BNP Paribas**	7/25/2022	5
USD	452	ZAR	7,004	HSBC Bank, NA	7/25/2022	23
USD	426	ZAR	6,840	Merrill Lynch International	7/25/2022	6
CHF	2,862	USD	3,002	BNP Paribas	7/29/2022	1
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Funds	27

JPMorgan Diversified Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION ($)
JPY	11,276	USD	83	Merrill Lynch International	7/29/2022	—(a)
JPY	1,485	USD	11	Standard Chartered Bank	7/29/2022	—(a)
USD	2,684	DKK	18,586	BNP Paribas	7/29/2022	61
USD	166	DKK	1,160	HSBC Bank, NA	7/29/2022	2
USD	105	EUR	99	BNP Paribas	7/29/2022	1
USD	8,500	EUR	7,910	Merrill Lynch International	7/29/2022	197
USD	3	EUR	2	Standard Chartered Bank	7/29/2022	—(a)
USD	855	EUR	805	State Street Corp.	7/29/2022	9
USD	48	GBP	39	State Street Corp.	7/29/2022	—(a)
USD	134	JPY	17,378	Australia & New Zealand Banking Group Ltd.	7/29/2022	6
USD	283	JPY	38,167	HSBC Bank, NA	7/29/2022	1
USD	192	JPY	24,295	Standard Chartered Bank	7/29/2022	13
USD	4,644	JPY	594,347	State Street Corp.	7/29/2022	258
USD	265	SEK	2,594	Merrill Lynch International	7/29/2022	12
Total unrealized appreciation						903
AUD	263	CAD	235	BNP Paribas	7/25/2022	(1)
BRL	6,536	USD	1,265	Goldman Sachs International**	7/25/2022	(24)
CLP	175,073	USD	200	Barclays Bank plc**	7/25/2022	(10)
CLP	556,450	USD	643	BNP Paribas**	7/25/2022	(40)
COP	1,641,667	USD	406	Citibank, NA**	7/25/2022	(13)
CZK	10,337	USD	438	BNP Paribas	7/25/2022	(1)
EUR	335	CHF	341	BNP Paribas	7/25/2022	(6)
EUR	1,841	CHF	1,890	Citibank, NA	7/25/2022	(50)
EUR	2,449	USD	2,590	Citibank, NA	7/25/2022	(19)
EUR	628	USD	670	Goldman Sachs International	7/25/2022	(12)
IDR	3,298,015	USD	224	Goldman Sachs International**	7/25/2022	(4)
INR	17,232	USD	220	Citibank, NA**	7/25/2022	(2)
JPY	70,600	USD	533	BNP Paribas	7/25/2022	(12)
JPY	146,347	USD	1,092	Standard Chartered Bank	7/25/2022	(12)
KRW	281,106	USD	224	BNP Paribas**	7/25/2022	(6)
MXN	17,033	USD	848	Goldman Sachs International	7/25/2022	(3)
NZD	118	CAD	95	BNP Paribas	7/25/2022	(1)
NZD	2,044	CAD	1,661	Citibank, NA	7/25/2022	(15)
NZD	1,020	CAD	829	TD Bank Financial Group	7/25/2022	(7)
NZD	280	USD	175	Citibank, NA	7/25/2022	—(a)
NZD	124	USD	79	Standard Chartered Bank	7/25/2022	(1)
PHP	11,754	USD	221	Barclays Bank plc**	7/25/2022	(8)
PHP	45,476	USD	836	Goldman Sachs International**	7/25/2022	(10)
PLN	7,657	USD	1,705	Goldman Sachs International	7/25/2022	(1)
SEK	19,255	GBP	1,551	Citibank, NA	7/25/2022	(5)
SEK	4,955	USD	488	BNP Paribas	7/25/2022	(4)
SGD	1,818	USD	1,315	BNP Paribas	7/25/2022	(5)
SGD	587	USD	423	Citibank, NA	7/25/2022	—(a)
THB	7,252	USD	206	BNP Paribas	7/25/2022	—(a)
THB	23,753	USD	684	Goldman Sachs International	7/25/2022	(11)
TWD	7,809	USD	264	BNP Paribas**	7/25/2022	(1)
USD	96	CHF	92	Barclays Bank plc	7/25/2022	(1)
USD	299	CHF	291	BNP Paribas	7/25/2022	(6)
USD	2,189	CNY	14,769	Goldman Sachs International**	7/25/2022	(17)
USD	1,534	CZK	36,551	BNP Paribas	7/25/2022	(10)
USD	420	GBP	349	BNP Paribas	7/25/2022	(5)
USD	2,369	MXN	49,047	Goldman Sachs International	7/25/2022	(61)
USD	1,084	NZD	1,737	BNP Paribas	7/25/2022	(1)
USD	1,267	NZD	2,030	TD Bank Financial Group	7/25/2022	(1)
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan Funds	June 30, 2022

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION ($)
USD	435	RON	2,069	Goldman Sachs International	7/25/2022	(3)
USD	98	TRY	1,822	HSBC Bank, NA	7/25/2022	(10)
USD	213	TWD	6,333	BNP Paribas**	7/25/2022	—(a)
USD	219	TWD	6,502	Citibank, NA**	7/25/2022	—(a)
ZAR	6,729	USD	417	BNP Paribas	7/25/2022	(5)
ZAR	10,569	USD	655	Goldman Sachs International	7/25/2022	(7)
AUD	2,555	USD	1,845	State Street Corp.	7/29/2022	(81)
CAD	5,078	USD	3,978	Merrill Lynch International	7/29/2022	(33)
EUR	258	USD	277	BNP Paribas	7/29/2022	(6)
EUR	673	USD	723	Merrill Lynch International	7/29/2022	(17)
EUR	1,786	USD	1,909	Standard Chartered Bank	7/29/2022	(33)
GBP	25	USD	32	Citibank, NA	7/29/2022	(2)
GBP	10	USD	13	State Street Corp.	7/29/2022	—(a)
GBP	2,611	USD	3,321	TD Bank Financial Group	7/29/2022	(141)
HKD	8,581	USD	1,096	BNP Paribas	7/29/2022	(1)
JPY	662,911	USD	5,209	Merrill Lynch International	7/29/2022	(316)
NOK	1,513	USD	165	TD Bank Financial Group	7/29/2022	(11)
SEK	592	USD	59	BNP Paribas	7/29/2022	(1)
SEK	859	USD	88	Citibank, NA	7/29/2022	(4)
SEK	1,143	USD	119	Standard Chartered Bank	7/29/2022	(7)
SGD	550	USD	401	BNP Paribas	7/29/2022	(5)
SGD	14	USD	10	State Street Corp.	7/29/2022	—(a)
USD	7	EUR	7	BNP Paribas	7/29/2022	—(a)
USD	11	JPY	1,485	BNP Paribas	7/29/2022	—(a)
Total unrealized depreciation						(1,069)
Net unrealized depreciation						(166)

Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chile Peso
CNY	China Yuan
COP	Columbian Peso
CZK	Czech Republic Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Republic Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippines Peso
PLN	Polish Zloty
RON	Romanian Leu
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

(a)	Amount rounds to less than one thousand.
**	Non-deliverable forward.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Funds	29

STATEMENT OF ASSETS AND LIABILITIES
AS OF June 30, 2022
(Amounts in thousands, except per share amounts)

JPMorgan Diversified Fund
ASSETS:
Investments in non-affiliates, at value	$635,976
Investments in affiliates, at value	184,064
Cash	602
Foreign currency, at value	61
Deposits at broker for futures contracts	12
Receivables:
Investment securities sold	2,175
Investment securities sold — delayed delivery securities	10
Fund shares sold	351
Interest from non-affiliates	751
Dividends from non-affiliates	464
Dividends from affiliates	3
Tax reclaims	580
Unrealized appreciation on forward foreign currency exchange contracts	903
Total Assets	825,952
LIABILITIES:
Payables:
Distributions	47
Investment securities purchased	821
Investment securities purchased — delayed delivery securities	38,868
Fund shares redeemed	4,276
Variation margin on futures contracts	66
Unrealized depreciation on forward foreign currency exchange contracts	1,069
Accrued liabilities:
Investment advisory fees	239
Administration fees	2
Distribution fees	28
Service fees	23
Custodian and accounting fees	62
Deferred foreign capital gains tax	8
Other	104
Total Liabilities	45,613
Net Assets	$780,339
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan Funds	June 30, 2022

JPMorgan Diversified Fund
NET ASSETS:
Paid-in-Capital	$767,277
Total distributable earnings (loss)	13,062
Total Net Assets:	$780,339
Net Assets:
Class A	$106,371
Class C	8,270
Class I	37,977
Class L	151,730
Class R6	475,991
Total	$780,339
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	7,853
Class C	618
Class I	2,778
Class L	11,131
Class R6	34,927
Net Asset Value (a):
Class A — Redemption price per share	$13.55
Class C — Offering price per share (b)	13.40
Class I — Offering and redemption price per share	13.67
Class L — Offering and redemption price per share	13.63
Class R6 — Offering and redemption price per share	13.63
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$14.19
Cost of investments in non-affiliates	$591,788
Cost of investments in affiliates	199,653
Cost of foreign currency	3

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Funds	31

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED June 30, 2022
(Amounts in thousands)

JPMorgan Diversified Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$3,267
Interest income from affiliates	—(a)
Dividend income from non-affiliates	10,208
Dividend income from affiliates	2,960
Foreign taxes withheld (net)	(492)
Total investment income	15,943
EXPENSES:
Investment advisory fees	4,432
Administration fees	693
Distribution fees:
Class A	311
Class C	81
Service fees:
Class A	311
Class C	27
Class I	128
Class L	179
Custodian and accounting fees	349
Interest expense to affiliates	3
Professional fees	127
Trustees’ and Chief Compliance Officer’s fees	28
Printing and mailing costs	39
Registration and filing fees	81
Transfer agency fees (See Note 2.J)	55
Other	43
Total expenses	6,887
Less fees waived	(1,261)
Net expenses	5,626
Net investment income (loss)	10,317

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan Funds	June 30, 2022

JPMorgan Diversified Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$23,474(a)
Investments in affiliates	597
Futures contracts	5,071
Foreign currency transactions	(38)
Forward foreign currency exchange contracts	(299)
Net realized gain (loss)	28,805
Distribution of capital gains received from investment company affiliates	2,065
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(135,741)(b)
Investments in affiliates	(17,126)
Futures contracts	2,380
Foreign currency translations	(66)
Forward foreign currency exchange contracts	(245)
Change in net unrealized appreciation/depreciation	(150,798)
Net realized/unrealized gains (losses)	(119,928)
Change in net assets resulting from operations	$(109,611)

(a)
Net of foreign capital gains tax of $(29).
(b)
Net of change in foreign capital gains tax of $31.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Funds	33

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Diversified Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,317	$13,650
Net realized gain (loss)	28,805	162,687
Distributions of capital gains received from investment company affiliates	2,065	3,359
Change in net unrealized appreciation/depreciation	(150,798)	60,159
Change in net assets resulting from operations	(109,611)	239,855
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(21,414)	(10,258)
Class C	(1,783)	(1,075)
Class I	(8,834)	(5,731)
Class L	(31,384)	(15,439)
Class R6	(95,966)	(48,608)
Total distributions to shareholders	(159,381)	(81,111)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	70,375	(98,513)
NET ASSETS:
Change in net assets	(198,617)	60,231
Beginning of period	978,956	918,725
End of period	$780,339	$978,956
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan Funds	June 30, 2022

	JPMorgan Diversified Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$8,368	$10,358
Distributions reinvested	20,992	10,056
Cost of shares redeemed	(13,585)	(16,219)
Change in net assets resulting from Class A capital transactions	15,775	4,195
Class C
Proceeds from shares issued	1,418	1,757
Distributions reinvested	1,783	1,066
Cost of shares redeemed	(4,101)	(8,648)
Change in net assets resulting from Class C capital transactions	(900)	(5,825)
Class I
Proceeds from shares issued	7,699	7,889
Distributions reinvested	7,934	5,600
Cost of shares redeemed	(25,657)	(22,065)
Change in net assets resulting from Class I capital transactions	(10,024)	(8,576)
Class L
Proceeds from shares issued	19,250	15,330
Distributions reinvested	30,222	14,842
Cost of shares redeemed	(30,012)	(22,242)
Change in net assets resulting from Class L capital transactions	19,460	7,930
Class R6
Proceeds from shares issued	19,589	22,418
Distributions reinvested	95,965	47,801
Cost of shares redeemed	(69,490)	(166,456)
Change in net assets resulting from Class R6 capital transactions	46,064	(96,237)
Total change in net assets resulting from capital transactions	$70,375	$(98,513)
SHARE TRANSACTIONS:
Class A
Issued	502	594
Reinvested	1,298	589
Redeemed	(840)	(935)
Change in Class A Shares	960	248
Class C
Issued	89	100
Reinvested	112	63
Redeemed	(252)	(505)
Change in Class C Shares	(51)	(342)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Funds	35

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Diversified Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class I
Issued	439	448
Reinvested	487	325
Redeemed	(1,480)	(1,282)
Change in Class I Shares	(554)	(509)
Class L
Issued	1,094	870
Reinvested	1,856	864
Redeemed	(1,793)	(1,254)
Change in Class L Shares	1,157	480
Class R6
Issued	1,099	1,276
Reinvested	5,897	2,780
Redeemed	(3,960)	(10,095)
Change in Class R6 Shares	3,036	(6,039)
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan Funds	June 30, 2022

THIS PAGE IS INTENTIONALLY LEFT BLANK

37

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Diversified Fund
Class A
Year Ended June 30, 2022	$18.47	$0.14	$(1.97)	$(1.83)	$(0.26)	$(2.83)	$(3.09)
Year Ended June 30, 2021	15.53	0.21	4.29	4.50	(0.26)	(1.30)	(1.56)
Year Ended June 30, 2020	16.54	0.27	0.16	0.43	(0.27)	(1.17)	(1.44)
Year Ended June 30, 2019	17.24	0.33	0.55	0.88	(0.30)	(1.28)	(1.58)
Year Ended June 30, 2018	17.31	0.29	0.85	1.14	(0.33)	(0.88)	(1.21)
Class C
Year Ended June 30, 2022	18.31	0.05	(1.95)	(1.90)	(0.18)	(2.83)	(3.01)
Year Ended June 30, 2021	15.40	0.12	4.26	4.38	(0.17)	(1.30)	(1.47)
Year Ended June 30, 2020	16.41	0.19	0.16	0.35	(0.19)	(1.17)	(1.36)
Year Ended June 30, 2019	17.12	0.24	0.55	0.79	(0.22)	(1.28)	(1.50)
Year Ended June 30, 2018	17.19	0.19	0.86	1.05	(0.24)	(0.88)	(1.12)
Class I
Year Ended June 30, 2022	18.61	0.18	(1.99)	(1.81)	(0.30)	(2.83)	(3.13)
Year Ended June 30, 2021	15.64	0.25	4.32	4.57	(0.30)	(1.30)	(1.60)
Year Ended June 30, 2020	16.64	0.31	0.17	0.48	(0.31)	(1.17)	(1.48)
Year Ended June 30, 2019	17.34	0.37	0.55	0.92	(0.34)	(1.28)	(1.62)
Year Ended June 30, 2018	17.40	0.33	0.86	1.19	(0.37)	(0.88)	(1.25)
Class L
Year Ended June 30, 2022	18.57	0.19	(1.99)	(1.80)	(0.31)	(2.83)	(3.14)
Year Ended June 30, 2021	15.60	0.26	4.32	4.58	(0.31)	(1.30)	(1.61)
Year Ended June 30, 2020	16.61	0.32	0.16	0.48	(0.32)	(1.17)	(1.49)
Year Ended June 30, 2019	17.31	0.40	0.55	0.95	(0.37)	(1.28)	(1.65)
Year Ended June 30, 2018	17.37	0.33	0.90	1.23	(0.41)	(0.88)	(1.29)
Class R6
Year Ended June 30, 2022	18.57	0.20	(1.99)	(1.79)	(0.32)	(2.83)	(3.15)
Year Ended June 30, 2021	15.60	0.28	4.32	4.60	(0.33)	(1.30)	(1.63)
Year Ended June 30, 2020	16.61	0.33	0.16	0.49	(0.33)	(1.17)	(1.50)
Year Ended June 30, 2019	17.31	0.41	0.56	0.97	(0.39)	(1.28)	(1.67)
November 1, 2017 (h) through June 30, 2018	18.37	0.27	(0.13)	0.14	(0.32)	(0.88)	(1.20)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of underlying funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$13.55	(12.43)%	$106,371	0.91%	0.82%	1.16%	94%
18.47	29.94	127,332	0.89	1.20	1.18	119
15.53	2.47	103,204	0.94	1.70	1.23	82
16.54	6.15	115,421	1.00	1.98	1.25	86
17.24	6.53	126,634	1.00	1.61	1.27	93

13.40	(12.92)	8,270	1.41	0.30	1.64	94
18.31	29.34	12,244	1.40	0.70	1.64	119
15.40	1.96	15,569	1.45	1.20	1.69	82
16.41	5.60	18,733	1.50	1.47	1.72	86
17.12	6.02	22,682	1.51	1.07	1.71	93

13.67	(12.23)	37,977	0.66	1.04	0.89	94
18.61	30.22	62,026	0.65	1.45	0.89	119
15.64	2.77	60,064	0.69	1.96	0.93	82
16.64	6.37	77,085	0.75	2.24	0.97	86
17.34	6.81	79,957	0.75	1.86	0.96	93

13.63	(12.21)	151,730	0.60	1.13	0.73	94
18.57	30.39	185,229	0.59	1.51	0.74	119
15.60	2.78	148,144	0.62	2.02	0.78	82
16.61	6.57	223,985	0.57	2.39	0.81	86
17.31	7.01	280,711	0.54	1.86	0.80	93

13.63	(12.14)	475,991	0.53	1.20	0.63	94
18.57	30.48	592,125	0.52	1.58	0.64	119
15.60	2.86	591,744	0.55	2.10	0.67	82
16.61	6.65	673,386	0.50	2.47	0.71	86
17.31	0.71	752,097	0.49	2.34	0.69	93
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Funds	39

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The following is a separate fund of the Trust (the "Fund") covered by this report:
	Classes Offered	Diversification Classification
JPMorgan Diversified Fund	Class A, Class C, Class I, Class L and Class R6	Diversified
The investment objective of the Fund is to seek to provide a high total return from a diversified portfolio of equity and fixed income investments.
Class L Shares of the Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Fund unless they meet certain requirements as described in the Fund’s prospectus.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I, Class L and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund's prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Fund's valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund's investments. The Administrator implements the valuation policies of the Fund's investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
A market-based approach is primarily used to value the Fund's investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

40	J.P. Morgan Funds	June 30, 2022

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values ("NAV") of the Fund are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAV is calculated.
Investments in open-end investment companies, excluding exchange-traded funds ("ETFs") (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Fund's investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following table represents each valuation input as presented on the Schedule of Portfolio Investments ("SOI"):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$12,422	$325	$12,747
Collateralized Mortgage Obligations	—	1,699	373	2,072
Commercial Mortgage-Backed Securities	—	2,110	—	2,110
Common Stocks
Aerospace & Defense	4,204	3,387	—	7,591
Air Freight & Logistics	1,013	931	—	1,944
Airlines	1,034	19	—	1,053
Auto Components	55	1,094	—	1,149
Automobiles	4,297	3,602	—	7,899
Banks	23,212	8,660	1	31,873
Beverages	3,932	4,610	—	8,542
Biotechnology	13,508	362	—	13,870
Building Products	4,751	—	—	4,751
Capital Markets	11,518	1,875	—	13,393
Chemicals	3,451	3,701	—	7,152
Commercial Services & Supplies	2,435	—	—	2,435
Communications Equipment	1,216	500	—	1,716
Construction & Engineering	1,317	3,138	—	4,455
Construction Materials	1,167	—	—	1,167
Consumer Finance	3,600	64	—	3,664
Containers & Packaging	1,681	—	—	1,681
Distributors	822	—	—	822
Diversified Consumer Services	514	—	—	514
Diversified Financial Services	2,373	158	—	2,531
Diversified Telecommunication Services	2,941	675	—	3,616

June 30, 2022	J.P. Morgan Funds	41

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
(continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Electric Utilities	$8,256	$1,212	$—	$9,468
Electrical Equipment	4,325	1,016	—	5,341
Electronic Equipment, Instruments & Components	1,563	598	—	2,161
Energy Equipment & Services	2,112	—	—	2,112
Entertainment	1,117	184	—	1,301
Equity Real Estate Investment Trusts (REITs)	11,173	—	—	11,173
Food & Staples Retailing	2,698	771	3	3,472
Food Products	2,154	3,660	—	5,814
Gas Utilities	315	52	—	367
Health Care Equipment & Supplies	10,218	1,796	—	12,014
Health Care Providers & Services	13,261	59	—	13,320
Health Care Technology	382	—	—	382
Hotels, Restaurants & Leisure	11,637	84	—	11,721
Household Durables	1,369	1,569	—	2,938
Household Products	2,121	—	—	2,121
Independent Power and Renewable Electricity Producers	24	2,266	—	2,290
Industrial Conglomerates	894	—	—	894
Insurance	12,083	6,529	—	18,612
Interactive Media & Services	13,150	1,536	—	14,686
Internet & Direct Marketing Retail	10,657	1,034	15	11,706
IT Services	10,187	2,598	—	12,785
Leisure Products	302	—	—	302
Life Sciences Tools & Services	2,323	783	—	3,106
Machinery	8,280	2,894	—	11,174
Media	3,478	—	—	3,478
Metals & Mining	497	3,360	2	3,859
Multiline Retail	1,978	—	—	1,978
Multi-Utilities	522	917	—	1,439
Oil, Gas & Consumable Fuels	11,982	6,971	2	18,955
Paper & Forest Products	51	—	—	51
Personal Products	752	952	—	1,704
Pharmaceuticals	11,778	9,743	—	21,521
Professional Services	1,579	2,226	—	3,805
Real Estate Management & Development	680	106	—	786
Road & Rail	5,764	—	—	5,764
Semiconductors & Semiconductor Equipment	19,700	3,066	—	22,766
Software	24,749	64	—	24,813
Specialty Retail	7,451	164	—	7,615
Technology Hardware, Storage & Peripherals	11,626	1,889	—	13,515
Textiles, Apparel & Luxury Goods	2,068	5,808	—	7,876
Thrifts & Mortgage Finance	—	196	—	196
Tobacco	920	—	—	920
Trading Companies & Distributors	111	1,292	—	1,403
Transportation Infrastructure	171	—	—	171
Water Utilities	46	—	—	46
Wireless Telecommunication Services	2,559	39	—	2,598
Total Common Stocks	328,104	98,210	23	426,337
Corporate Bonds	—	55,666	—	55,666

42	J.P. Morgan Funds	June 30, 2022

(continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Exchange-Traded Funds	$15,540	$—	$—	$15,540
Foreign Government Securities	—	800	—	800
Investment Companies	93,668	—	—	93,668
Loan Assignments
Food & Staples Retailing	—	49	44	93
Mortgage-Backed Securities	—	48,239	—	48,239
U.S. Treasury Obligations	—	87,744	—	87,744
Warrants
Media	—	—	62	62
Oil, Gas & Consumable Fuels	34	—	—	34
Total Warrants	34	—	62	96
Short-Term Investments
Investment Companies	74,928	—	—	74,928
Total Investments in Securities	$512,274	$306,939	$827	$820,040
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$903	$—	$903
Futures Contracts	3,145	—	—	3,145
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	(1,069)	—	(1,069)
Futures Contracts	(2,022)	—	—	(2,022)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$1,123	$(166)	$—	$957
The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:
	Balance as of June 30, 2021	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2022
Investments in securities:
Asset-Backed Securities	$6,843	$456	$(576)	$8	$406	$(6,812)	$—	$—	$325
Collateralized Mortgage Obligations	1,115	59	(68)	1	396	(1,130)	—	—	373
Common Stocks	219	(55)	(632)	—	113	(62)	440	—	23
Loan Assignments	49	—	(8)	1	92	(90)	—	—	44
Preferred Stocks	65	6	(3)	—	—	(68)	—	—	—
Warrants	19	—	43	—	—	—	—	—	62
Total	$8,310	$466	$(1,244)	$10	$1,007	$(8,162)	$440	$—	$827

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at June 30, 2022, which were valued using significant unobservable inputs (level 3) amounted to $(644). This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statement of Operations.

June 30, 2022	J.P. Morgan Funds	43

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Fund.
As of June 30, 2022, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.
C. Loan Assignments — The Fund invested in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Fund invest in loan assignments of all or a portion of the loans. When a Fund purchases a loan assignment, the Fund has direct rights against the Borrower on a loan, provided, however, the Fund’s rights may be more limited than the Lender from which it acquired the assignment and the Fund may be able to enforce its rights only through the Agent. As a result, a Fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). A Fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims by their creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a Fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower.
Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, the Fund may not receive the proceeds from a sale of such investments for a period after the sale.
D. When-Issued Securities, Delayed Delivery Securities and Forward Commitments —  The Fund purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Fund may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.
The Fund may be required to post or receive collateral for delayed delivery securities in the form of cash or securities under a Master Securities Forward Transaction Agreement with the counterparties (each, an “MSFTA”). The collateral requirements are generally calculated by netting the mark-to-market amount for a Fund's transactions under the MSFTA and comparing that amount to the value of the collateral pledged by a fund and the counterparty. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by a Fund is held in a segregated account at the Fund's custodian bank and is included on the Statement of Assets and Liabilities as Restricted cash. Collateral received by the Fund is held in a separate segregated account maintained by JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan. These amounts are not reflected on the Fund's Statement of Assets and Liabilities.
The Fund had when-issued securities, delayed delivery securities or forward commitments outstanding as of June 30, 2022, which are shown as a Receivable for Investments securities sold —  delayed delivery securities and a Payable for Investment securities purchased — delayed delivery securities, respectively, on the Statement of Assets and Liabilities. The values of these securities held at June 30, 2022 are detailed on the SOI.

44	J.P. Morgan Funds	June 30, 2022

E. Securities Lending — The Fund is authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Fund retains the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.
The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.
The Fund did not lend out any securities during the year ended June 30, 2022.

June 30, 2022	J.P. Morgan Funds	45

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
F. Investment Transactions with Affiliates — The Fund invested in Underlying Funds and ETFs, which are advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ and ETFs' distributions may be reinvested into such Underlying Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Japan ETF (a)	$19,400	$2,268	$2,130	$80	$(4,150)	$15,468	351	$488	$—
JPMorgan Core Bond Fund Class R6 Shares (a)	98,418	2,754	12,274	(651)	(10,684)	77,563	7,324	2,027	728
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	39,204	—	40,456	1,252	—	—	—	—	—
JPMorgan Large Cap Value Fund Class R6 Shares (a)	19,438	1,606	2,589	(65)	(2,285)	16,105	915	269	1,337
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	95,317	376,636	396,999	(19)	(7)	74,928	74,913	176	—(c)
JPMorgan Prime Money Market Fund Class Institutional Shares, 1.47% (a) (b)	157	268	425	—	—	—	—	—(c)	—
Total	$271,934	$383,532	$454,873	$597	$(17,126)	$184,064		$2,960	$2,065

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
(c)	Amount rounds to less than one thousand.
G. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statement of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.
H. Derivatives  — The Fund used derivative instruments including futures contracts, forward foreign currency exchange contracts in connection with their investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.
The Fund may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing the Fund to close out their position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund's risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.
The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund's ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund's net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit

46	J.P. Morgan Funds	June 30, 2022

rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreement and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.
Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark-to-market gains to the Fund.
Notes H(1) — H(2) below describe the various derivatives used by the Fund.
(1) Futures Contracts— The Fund used treasury and index futures contracts to gain or reduce exposure to the stock and bond markets, or maintain liquidity or minimize transaction costs. The Fund also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.
The use of futures contracts exposes the Fund to equity price and interest rate risks. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Fund's futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
(2) Forward Foreign Currency Exchange Contracts — The Fund is exposed to foreign currency risks associated with some or all of its portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollar without the delivery of foreign currency.
The values of the forward foreign currency contracts are adjusted daily based on the applicable exchange rates of the underlying currencies. Changes in the value of these contracts are recorded as Change in net unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.
The Fund's forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).
The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.
(3) Summary of Derivatives Information —The following tables present the value of derivatives held as of June 30, 2022, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:
Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts *	$2,382
Unrealized Depreciation on Futures Contracts *	(1,214)
Foreign Exchange Rate Risk Exposure:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	903
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(1,069)

June 30, 2022	J.P. Morgan Funds	47

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
Interest Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts *	763
Unrealized Depreciation on Futures Contracts *	(808)
Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts *	1,123
Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	(166)

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOI. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The following tables present the effect of derivatives on the Statements of Operations for the year ended June 30, 2022, by primary underlying risk exposure:
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$9,900
Foreign Exchange Rate Risk Exposure:
Forward Foreign Currency Exchange Contracts	(299)
Interest Rate Risk Exposure:
Futures Contracts	(4,829)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	1,606
Foreign Exchange Rate Risk Exposure:
Forward Foreign Currency Exchange Contracts	(245)
Interest Rate Risk Exposure:
Futures Contracts	774
Derivatives Volume
The table below discloses the volume of the Fund's futures contracts and forward foreign currency exchange contracts activity during the year ended June 30, 2022 (amounts in thousands). Please refer to the table in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:

Futures Contracts:
Average Notional Balance Long	$113,673
Average Notional Balance Short	(109,393)
Ending Notional Balance Long	100,594
Ending Notional Balance Short	(235,428)
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	(93,283)
Average Settlement Value Sold	52,045
Ending Settlement Value Purchased	(61,739)
Ending Settlement Value Sold	42,450
The Fund's derivatives contracts held at June 30, 2022 are not accounted for as hedging instruments under GAAP.
I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.

48	J.P. Morgan Funds	June 30, 2022

Dividend income, net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend. The Fund may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest income from non-affiliates on the Statement of Operations.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
J. Allocation of Income and Expenses— Expenses directly attributable to the Fund are charged directly to the Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Fund for the year ended June 30, 2022 are as follows:
	Class A	Class C	Class I	Class L	Class R6	Total
Transfer agency fees	$43	$1	$5	$2	$4	$55
The Fund invested in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.
K. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund's tax positions for all open tax years and has determined that as of June 30, 2022, no liability for Federal income tax is required in the Fund's financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
L. Foreign Taxes —The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.
M. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts:
Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$—	$254	$(254)
The reclassifications for the Fund relate primarily to tax adjustments on certain investments.

June 30, 2022	J.P. Morgan Funds	49

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.48% of the Fund's average daily net assets.
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund's average daily net assets, plus 0.050% of the Fund's average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund's average daily net assets between $20 billion and $25 billion, plus 0.010% of the Fund's average daily net assets in excess of $25 billion. For the year ended June 30, 2022, the effective rate was 0.075% of the Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Fund's sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund's principal underwriter and promotes and arranges for the sale of the Fund's shares.
The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L  and Class R6 Shares of the Fund do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
Class A	Class C
0.25%	0.75%
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2022, JPMDS retained the following:
Front-End Sales Charge	CDSC
$4	$—
D. Service Fees — The Trust, on behalf of the Fund, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
Class A	Class C	Class I	Class L
0.25%	0.25%	0.25%	0.10%
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

50	J.P. Morgan Funds	June 30, 2022

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Fund's respective average daily net assets as shown in the table below:
Class A	Class C	Class I	Class L	Class R6
0.96%	1.46%	0.71%	0.65%	0.58%
The expense limitation agreements were in effect for the year ended June 30, 2022 and are in place until at least February 28, 2023.
To the extent that the Fund invests in an affiliated Underlying Fund, then the fee limitation amount will include, as applicable, (i) an amount sufficient to offset the respective net advisory, net administration and net shareholder servicing fees of that affiliated fund, or (ii) the management fee paid to the adviser pursuant to the Underlying Fund’s management agreement.
For the year ended June 30, 2022, the Fund's service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.
Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total
$515	$343	$326	$1,184
Additionally, the Fund may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund's investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the year ended June 30, 2022 was $76.
Effective January 1, 2022, JPMIM voluntarily agreed to reimburse the Fund for the Trustee Fees paid to one of the interested Trustees. For the period January 1, 2022 through June 30, 2022 the amount of these waivers was $1.
G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.
The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the year ended June 30, 2022, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the year ended June 30, 2022, purchases and sales of investments (excluding short-term investments) were as follows:
Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$719,625	$793,310	$95,381	$83,258

June 30, 2022	J.P. Morgan Funds	51

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2022 were as follows:
Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$803,839	$85,760	$68,602	$17,158
The difference between book and tax basis appreciation (depreciation) is primarily attributed to tax adjustments on certain investments, certain derivatives and wash sale loss deferrals.
The tax character of distributions paid during the year ended June 30, 2022 was as follows:
Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$57,473	$101,908	$159,381

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended June 30, 2021 was as follows:
Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$23,376	$57,735	$81,111

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
As of June 30, 2022, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$411	$27,664	$8,488
The cumulative timing differences primarily consist of tax adjustments on certain investments, certain derivatives, wash sale loss deferrals, ordinary loss deferrals, post-October capital loss deferrals and straddle loss deferrals.
As of June 30, 2022, the Fund did not have any net capital loss carryforwards.
Net Capital Losses (gains) and specified ordinary losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended June 30, 2022, the Fund deferred to July 1, 2022 the following net capital losses (gains) and specified ordinary losses of:
Net Capital Losses (Gains)	Specified Ordinary Losses
Short-Term
$22,967	$432
6. Borrowings
The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including

52	J.P. Morgan Funds	June 30, 2022

the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund's borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Fund had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended June 30, 2022.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 31, 2022.
The Fund had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2022.
The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 9, 2022, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a change in the interest associated with any borrowing to the higher, on the day of the borrowing, of (a) the federal funds effective rate, or (b) the one-month Adjusted SOFR Rate plus the Applicable Margin.
The Fund did not utilize the Credit Facility during the year ended June 30, 2022.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Fund enter into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expect the risk of loss to be remote.
As of June 30, 2022, the Fund had one individual shareholder and/or affiliated omnibus account and one individual shareholder and/or non-affiliated omnibus accounts, which owned 17.4% and 30.9% of the Fund's outstanding shares, respectively.
Significant shareholder transactions by these shareholders may impact the Fund's performance and liquidity.
The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund has exposure to floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns. The ability of the issuers of debt to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.
The Fund may have elements of risk not typically associated with investment in the United States of America due to concentrated investments in a limited number of foreign countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.
As of June 30, 2022, a significant portion of the investments of the Fund consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

June 30, 2022	J.P. Morgan Funds	53

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund's original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses.
The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund.
Because of the Fund's investments in the Underlying Funds, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.
In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of the Fund's loans, notes, derivatives and other instruments or investments comprising some or all of the Fund's investments and result in costs incurred in connection with changing reference rates used for positions closing out positions and entering into new trades. Certain of the Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for the Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Fund and its investments.
The Fund is subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of the Fund's investments, increase the Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Fund and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Fund's investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

54	J.P. Morgan Funds	June 30, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Diversified Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Diversified Fund (one of the funds constituting JPMorgan Trust I, referred to hereafter as the “Fund”) as of June 30, 2022, the related statement of operations for the year ended June 30, 2022, the statements of changes in net assets for each of the two years in the period ended June 30, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
August 29, 2022
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

June 30, 2022	J.P. Morgan Funds	55

TRUSTEES
(Unaudited)
The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	167	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present)
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered brokerdealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	167	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	167	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	167
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America U.S. Holdings (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	167	None

56	J.P. Morgan Funds	June 30, 2022

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	167	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	167
Advisory Board Member, Penso
Advisors LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	167
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	167	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	167	None
Marilyn McCoy (1948); Trustee since 2005.	Vice President of Administration and Planning, Northwestern University (1985-present).	167	None

June 30, 2022	J.P. Morgan Funds	57

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Dr. Robert A. Oden, Jr. (1946); Trustee since 2005.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	167
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021);Trustee, Dartmouth-
Hitchcock MedicalCenter (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	167	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2022.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	167
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of the Global ETF Business for JPMorgan Asset Management (2013-2017); Head of the Global Liquidity Business for JPMorgan Asset Management (2003-2013).	167	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	167	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee(2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the Mutual Fund Board, the ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the
Trustee attains the age of 75, provided that any Board member who was a member of the Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (167 J.P. Morgan Funds).

58	J.P. Morgan Funds	June 30, 2022

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from
JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January
2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

June 30, 2022	J.P. Morgan Funds	59

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)**	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)**
Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Senior Director and Counsel,
Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 to June 2021.

Matthew Beck (1988), Assistant Secretary (2021)***
Vice President and Assistant General Counsel, JPMorgan Chase since May 2021; Senior Legal Counsel, Ultimus
Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)**
Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and
Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.
Max Vogel (1990), Assistant Secretary (2021)**
Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Associate, Proskauer Rose
LLP (law firm) from March 2017 to June 2021; Associate, Stroock & Stroock & Lavan LLP (law firm) from
October 2015 to March 2017.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

60	J.P. Morgan Funds	June 30, 2022

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.
**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.
***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

June 30, 2022	J.P. Morgan Funds	61

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2022, and continued to hold your shares at the end of the reporting period, June 30, 2022.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Diversified Fund
Class A
Actual	$1,000.00	$837.10	$4.15	0.91%
Hypothetical	1,000.00	1,020.28	4.56	0.91
Class C
Actual	1,000.00	834.60	6.41	1.41
Hypothetical	1,000.00	1,017.80	7.05	1.41
Class I
Actual	1,000.00	837.80	3.01	0.66
Hypothetical	1,000.00	1,021.52	3.31	0.66
Class L
Actual	1,000.00	838.20	2.73	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class R6
Actual	1,000.00	838.50	2.42	0.53
Hypothetical	1,000.00	1,022.17	2.66	0.53

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

62	J.P. Morgan Funds	June 30, 2022

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report have adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2022, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. During the Program Reporting Period, the Program was amended, pursuant to an exemptive order from the Securities and Exchange Commission, to permit the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. The
Report discussed the implementation of these changes. No other material changes were made to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the exemptive order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

June 30, 2022	J.P. Morgan Funds	63

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2022. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2022. The information necessary to complete your income tax returns for the calendar year ending December 31, 2022 will be provided under separate cover.
Dividends Received Deduction (DRD)
The Fund had 8.51%, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2022.
Long Term Capital Gain
The fund distributed $101,908, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2022.
Qualified Dividend Income (QDI)
The Fund had $9,951, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2022.

64	J.P. Morgan Funds	June 30, 2022

Rev. January 2011
FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◾Social Security number and account balances
◾transaction history and account transactions
◾checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’
personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s),respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds protect my personal information?	We collect your personal information, for example, when you:
◾open an account or provide contact information
◾give us your account information or pay us by check
◾make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
◾sharing for affiliates’ everyday business purposes – information about your creditworthiness
◾affiliates from using your information to market to you
◾sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
◾J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
◾J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
◾J.P. Morgan Funds doesn’t jointly market.

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THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of  JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. June 2022.
AN-DIV-622

Annual Report
J.P. Morgan Large Cap Funds
June 30, 2022
JPMorgan Equity Focus Fund
JPMorgan Equity Income Fund
JPMorgan Equity Index Fund
JPMorgan Equity Premium Income Fund
JPMorgan Hedged Equity Fund
JPMorgan Hedged Equity 2 Fund
JPMorgan Hedged Equity 3 Fund
JPMorgan Large Cap Growth Fund
JPMorgan Large Cap Value Fund
JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)
JPMorgan U.S. Equity Fund
JPMorgan U.S. GARP Equity Fund
JPMorgan U.S. Large Cap Core Plus Fund
JPMorgan U.S. Research Enhanced Equity Fund
JPMorgan U.S. Sustainable Leaders Fund
JPMorgan U.S. Value Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
August 8, 2022 (Unaudited)
Dear Shareholder,

“It remains essential, in our view, that
investors consider the potential
benefits of portfolio diversification
that adapts to near-term market
conditions while cultivating long-term
opportunities.”
— Andrea L. Lisher

The global economic rebound that marked 2021 has been sapped of much of its strength in 2022 by accelerating inflation and rising interest rates, the conflict in Ukraine and the ongoing global impacts of the pandemic. The uncertain economic picture has proven to be particularly challenging for investors.
U.S. equity prices, which had largely led a decade-long rally in global equity, fell sharply in 2022 and turned in their worst first-half performance since 1970. In general, only select U.S. Treasury bonds and U.S. core fixed income saw increased investor demand amid the sell-off in equities.
In response to rising consumer and producer prices and tight labor markets, the U.S. Federal Reserve (the “Fed”) adopted an increasingly aggressive policy stance in 2022, raising its benchmark interest rate by 25 basis points in March, then by 50 basis points in May and by 75 basis points each in June and July. Meanwhile, U.S. gross domestic product fell by 1.6% in the first quarter of 2022 and by an estimated 0.9% in the second quarter.
However, corporate earnings and revenues have largely outpaced certain investor expectations in 2022 amid sustained strength in consumer demand and management efforts to hold down expenses and pass along higher input costs. Further economic resilience was seen in labor markets, where the jobless rate remained at 3.6% from February through June.
In 2022, investors are now facing economic and market circumstances unseen in decades. In the U.S., the highest inflation rate in 40 years and the Fed’s policy response have rattled both equity and fixed income markets. Concurrently, the conflict in Ukraine has constrained both energy supplies to Europe and grain shipments to a range of nations already under economic strain. The Fed and other leading central banks have acknowledged the risks of runaway inflation and have generally pledged to employ a flexible approach to counter those risks without squelching economic growth.
It remains essential, in our view, that investors consider the potential benefits of portfolio diversification that adapts to near-term market conditions, while cultivating long-term opportunities. J.P. Morgan Asset Management will seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.
On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.
Sincerely yours,

Andrea L. Lisher
Head of Americas, Client
J.P. Morgan Asset Management

June 30, 2022	J.P. Morgan Large Cap Funds	1

J.P. Morgan Large Cap Funds
MARKET OVERVIEW
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
Equity markets rallied in the second half of 2021 on the back of low interest rates, record corporate earnings and the global economic rebound. However, equity markets in 2022 rendered their worst first-half performance since 1970.
By the end of June 2022, the S&P 500 had slumped into bear market territory – generally defined as a 20% or more decline since the last closing high. While bond markets largely underperformed equity markets throughout most of the twelve-month period, investor demand for U.S. Treasury bonds bolstered the Bloomberg U.S. Aggregate Index in the second half of the period.
 U.S. equity generated positive returns and led developed markets equity to outperform both emerging markets equity and fixed income markets during the second half of 2021. U.S. equity prices were bolstered by continued monetary and fiscal support as well as strong consumer spending and record corporate profits.
A resurgence in the pandemic, particularly the emergence of the Omicron variant of Covid-19, in late 2021 and early 2022 failed to dent the U.S. economy. However, a number of nations reinstated social restrictions and China enacted a “Zero Covid” policy that led to severe lockdowns in several large cities, including Shanghai. The result was a sharp drop in manufacturing and other economic activity across China, which further strained on global supply chains and became a drag on the economies of other emerging market nations.
The S&P 500 reached a new closing high on January 3, 2022, bolstered by record high corporate earnings, sales, cash flows, share repurchases and dividends. However, investor sentiment began to sour as accelerating inflation started to erode consumer confidence and raise expectations for an increase in benchmark interest rates by the U.S. Federal Reserve.
Russia’s invasion of Ukraine at the end of February 2022 initiated a sell-off in global financial markets that was further fueled by the highest U.S. inflation rate in more than 40 years. Equity prices recovered somewhat in March 2022 amid better-than-expected corporate earnings. However, the general trend in global financial markets was downward.
While the S&P 500 had a positive total return of 11.7% in the second half of 2021, the index plummeted in the first half of 2022 and its total returns for the twelve-month period was -10.6%.  Within U.S. equity markets, small cap and mid cap stocks generally declined more than large cap stocks and growth stocks declined more than value stocks.

2	J.P. Morgan Large Cap Funds	June 30, 2022

JPMorgan Equity Focus Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(9.08)%
S&P 500 Index	(10.62)%
Net Assets as of 6/30/2022 (In Thousands)	$179,923
INVESTMENT OBJECTIVE**
The JPMorgan Equity Focus Fund (the “Fund”) seeks long term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection in the communication services and health care sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s underweight position in the consumer staples sector and its security selection in the information technology sector was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in AutoZone Inc., ConocoPhillips and AbbVie Inc. Shares of AutoZone, an automotive parts retailer, rose amid consecutive quarters of better-than-expected earnings and revenue, and continued sales growth. Shares of ConocoPhillips, an integrated petroleum and natural gas producer, rose amid rising global energy prices for most of the reporting period. Shares of AbbVie, a pharmaceuticals maker, rose as the company reached settlements with various U.S. states to resolve legal claims against the company’s Allergan unit stemming from the opioid addiction epidemic.
Leading individual detractors from relative performance included the Fund’s overweight positions in Gap Inc. and Capital One Financial Co. and its position in Tesla Inc. Shares of Gap, a retailer of brand name apparel, fell amid general weakness in the apparel sector and weaker-than-expected results for several quarters. Shares of Capital One Financial, a financial services provider, fell amid general weakness in financial sector stocks as the U.S. economic growth slowed in the first half of 2022. Shares of Tesla Motors, a maker of electric vehicles and battery storage systems, fell amid slowing production and sales in China and investor concerns about slowing economic growth.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection. As a result of this approach to stock selection, the Fund’s largest positions were in the information technology and financials sectors and the Fund’s smallest positions were in the utilities and consumer staples sectors.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	5.5%
2.	Apple, Inc.	5.5
3.	Alphabet, Inc., Class C	4.1
4.	AutoZone, Inc.	4.1
5.	UnitedHealth Group, Inc.	3.7
6.	Bank of America Corp.	3.6
7.	Loews Corp.	3.6
8.	Weyerhaeuser Co.	3.3
9.	Berkshire Hathaway, Inc., Class B	3.1
10.	Capital One Financial Corp.	3.0

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	22.1%
Financials	13.3
Health Care	12.9
Consumer Discretionary	11.6
Communication Services	8.0
Industrials	7.7
Energy	4.8
Materials	4.5
Real Estate	4.4
Consumer Staples	2.4
Utilities	2.2
Short-Term Investments	6.1

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2022	J.P. Morgan Large Cap Funds	3

JPMorgan Equity Focus Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 29, 2011
With Sales Charge *		(14.08)%	10.94%	12.73%
Without Sales Charge		(9.32)	12.14	13.34
CLASS C SHARES	July 29, 2011
With CDSC **		(10.79)	11.59	12.88
Without CDSC		(9.79)	11.59	12.88
Class I SHARES	July 29, 2011	(9.08)	12.43	13.62
Class R6 SHARES	October 1, 2018	(8.87)	12.64	13.73

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Focus Fund and the S&P 500 Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Subsequent to the inception date of the Fund and through July 31, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. Morgan Large Cap Funds	June 30, 2022

JPMorgan Equity Income Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund Class I Shares *	(1.87)%
Russell 1000 Value Index	(6.82)%
Net Assets as of 6/30/2022 (In Thousands)	$45,971,414
INVESTMENT OBJECTIVE**
The JPMorgan Equity Income Fund (the “Fund”) seeks capital appreciation and current income.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection in the industrials and health care sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the materials and financials sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in General Dynamics Corp., Raytheon Corp. and Northrop Grumman Corp.
Shares of General Dynamics, Raytheon and Northrop Grumman, each an aerospace and defense manufacturers, rose after they reported better-than-expected quarterly earnings and as the military conflict in Ukraine increased demand for military hardware across Europe.
Leading individual detractors from relative performance included the Fund’s overweight positions in PPG Industries Inc., Medtronic PLC and Gap Inc. Shares of PPG Industries, a specialty chemicals manufacturer, fell amid investor concerns about rising materials costs and supply chain disruptions. Shares of Medtronic, a medical technology manufacturer, fell after the company reported lower-than-expected revenue for its fiscal fourth quarter amid supply chain disruptions. Shares of Gap, a retailer of brand name apparel, fell amid general weakness in the apparel sector and weaker-than-expected results for several quarters.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations had the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process seeks to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	UnitedHealth Group, Inc.	3.2%
2.	Bristol-Myers Squibb Co.	2.8
3.	ConocoPhillips	2.6
4.	Raytheon Technologies Corp.	2.5
5.	Exxon Mobil Corp.	2.4
6.	Johnson & Johnson	2.2
7.	Philip Morris International, Inc.	2.1
8.	Comcast Corp., Class A	2.0
9.	Analog Devices, Inc.	1.9
10.	Bank of America Corp.	1.8

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Financials	20.6%
Health Care	19.8
Industrials	13.6
Consumer Staples	10.0
Information Technology	8.4
Energy	8.0
Consumer Discretionary	5.9
Utilities	4.1
Communication Services	2.9
Materials	2.8
Real Estate	2.4
Short-Term Investments	1.5

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2022	J.P. Morgan Large Cap Funds	5

JPMorgan Equity Income Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge *		(7.24)%	8.22%	10.61%
Without Sales Charge		(2.10)	9.39	11.22
CLASS C SHARES	November 4, 1997
With CDSC **		(3.63)	8.85	10.77
Without CDSC		(2.63)	8.85	10.77
Class I SHARES	July 2, 1987	(1.87)	9.68	11.50
Class R2 SHARES	February 28, 2011	(2.36)	9.12	10.93
Class R3 SHARES	September 9, 2016	(2.10)	9.40	11.22
Class R4 SHARES	September 9, 2016	(1.91)	9.66	11.50
Class R5 SHARES	February 28, 2011	(1.72)	9.85	11.70
Class R6 SHARES	January 31, 2012	(1.62)	9.95	11.78

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar than those shown because Class R3 Shares currently have the same expenses as Class A Shares.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to February 28, 2011, Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Income Fund and the Russell 1000 Value Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the bench mark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A Performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. Morgan Large Cap Funds	June 30, 2022

JPMorgan Equity Index Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(10.81)%
S&P 500 Index	(10.62)%
Net Assets as of 6/30/2022 (In Thousands)	$7,257,784
INVESTMENT OBJECTIVE**
The JPMorgan Equity Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of securities in the S&P 500 Index (the “Benchmark”).
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the twelve months ended June 30, 2022, the Fund’s Class I Shares largely performed in line with the Benchmark, before considering the effect of Fund fees and expenses. This was consistent with the Fund’s investment objective and indexing strategy, as the Fund looks to generate returns that are comparable to those of the Benchmark.
U.S. equity markets provided negative returns for the period amid rising interest rates, accelerating inflation, pandemic lockdowns across China and Russia’s invasion of Ukraine.
During the period, the information technology and consumer discretionary sectors were leading detractors from performance for the Fund and the Benchmark, while the energy and health care sectors were leading contributors to performance.
HOW WAS THE FUND POSITIONED?
Regardless of the market outlook, the Fund was managed in strict conformity with a full index replication strategy and aimed to hold the same stocks in nearly the same proportions as those found in the Benchmark.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Apple, Inc.	6.5%
2.	Microsoft Corp.	6.0
3.	Amazon.com, Inc.	2.9
4.	Alphabet, Inc., Class A	2.0
5.	Alphabet, Inc., Class C	1.9
6.	Tesla, Inc.	1.8
7.	Berkshire Hathaway, Inc., Class B	1.5
8.	UnitedHealth Group, Inc.	1.5
9.	Johnson & Johnson	1.5
10.	NVIDIA Corp.	1.2

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	26.6%
Health Care	15.1
Financials	10.8
Consumer Discretionary	10.4
Communication Services	8.8
Industrials	7.8
Consumer Staples	6.9
Energy	4.3
Utilities	3.1
Real Estate	2.9
Materials	2.6
Short-Term Investments	0.7

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2022	J.P. Morgan Large Cap Funds	7

JPMorgan Equity Index Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge *		(15.69)%	9.64%	11.84%
Without Sales Charge		(11.02)	10.83	12.45
CLASS C SHARES	November 4, 1997
With CDSC **		(12.55)	10.16	11.83
Without CDSC		(11.55)	10.16	11.83
Class I SHARES	July 2, 1991	(10.81)	11.10	12.73
Class R6 SHARES	September 1, 2016	(10.67)	11.27	12.83

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Index Fund and the S&P 500 Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P
500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A Performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. Morgan Large Cap Funds	June 30, 2022

JPMorgan Equity Premium Income Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(0.73)%
S&P 500 Index	(10.62)%
ICE BofAML 3-Month US Treasury Bill Index	0.17%
Net Assets as of 6/30/2022 (In Thousands)	$3,610,591
INVESTMENT OBJECTIVE**
The JPMorgan Equity Premium Income Fund (the “Fund”) seeks current income while maintaining prospects for capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) and underperformed the ICE BofAML 3-Month U.S. Treasury Bill Index for the twelve months ended June 30, 2022.
The Fund’s security selection in the health care and information technology sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s underweight position in the energy sector and its security selection in the materials sector were leading detractors from relative performance.
Leading individual contributors to performance relative to the Benchmark included the Fund’s underweight positions in PayPal Holdings Inc. and Meta Platform Inc., and its overweight position in Progressive Corp. Shares of PayPal Holdings, a digital payments platform provider, fell after the company issued a lower-than-expected earnings forecast for the third quarter of 2021 and amid general weakness in financial technology stocks. Shares of Meta Platforms, the parent of
Facebook Inc., fell after the company reported weaker-than-expected earnings for the fourth quarter of 2021 and issued a weaker-than-expected revenue forecast. Shares of Progressive, a property and casualty insurance provider, rose amid monthly increases in the company’s net premiums.
Leading individual detractors from relative performance included the Fund’s underweight positions in Apple Inc.,  Tesla Inc. and Alphabet Inc. Shares of Apple, a provider of computers, mobile devices and related services, rose amid record earnings and revenue in the second half of 2021 and continued strong demand for mobile phones during the period. Shares of Tesla, a producer of electric vehicles and battery systems, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2022. Shares of Alphabet, parent company of Google Inc., rose amid continued growth in quarterly revenue and earnings during the period.
HOW WAS THE FUND POSITIONED?
The Fund seeks to generate income through a combination of selling options, investing in large cap stocks and delivering monthly income from associated option premiums and stock dividends. The Fund’s portfolio managers employed a proprietary research process designed to identify what they believed were overvalued and undervalued stocks with attractive risk/return characteristics.

June 30, 2022	J.P. Morgan Large Cap Funds	9

JPMorgan Equity Premium Income Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

ELN	Equity-Linked Note
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Canadian Imperial Bank of Commerce, ELN, 68.70%, 7/11/2022, (linked to S&P 500 Index) (Canada)	1.7%
2.	Progressive Corp. (The)	1.7
3.	Credit Suisse AG, ELN, 67.80%, 7/8/2022, (linked to S&P 500 Index) (Switzerland)	1.7
4.	AbbVie, Inc.	1.6
5.	Bristol-Myers Squibb Co.	1.6
6.	UnitedHealth Group, Inc.	1.6
7.	Credit Suisse AG, ELN, 65.60%, 7/18/2022, (linked to S&P 500 Index) (Switzerland)	1.6
8.	Coca-Cola Co. (The)	1.6
9.	Societe Generale SA, ELN, 64.80%, 7/15/2022, (linked to S&P 500 Index)	1.6
10.	BNP Paribas, ELN, 79.00%, 8/5/2022, (linked to S&P 500 Index)	1.6

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Health Care	12.9%
Consumer Staples	11.9
Industrials	11.6
Information Technology	10.8
Financials	9.5
Utilities	8.3
Consumer Discretionary	4.7
Communication Services	4.5
Materials	3.4
Real Estate	2.8
Energy	2.7
Other	14.7
Short-Term Investments	2.2

10	J.P. Morgan Large Cap Funds	June 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	August 31, 2018
With Sales Charge *		(6.22)%	5.76%
Without Sales Charge		(1.05)	7.26
CLASS C SHARES	August 31, 2018
With CDSC **		(2.54)	6.73
Without CDSC		(1.54)	6.73
Class I SHARES	August 31, 2018	(0.73)	7.53
Class R5 SHARES	August 31, 2018	(0.66)	7.67
Class R6 SHARES	August 31, 2018	(0.49)	7.80

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE  (8/31/18 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on August 31, 2018.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Premium Income Fund, the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index from August 31, 2018 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month US Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Subsequent to the inception date of the Fund and through April 7, 2019, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2022	J.P. Morgan Large Cap Funds	11

JPMorgan Hedged Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(5.79)%
S&P 500 Index	(10.62)%
Net Assets as of 6/30/2022 (In Thousands)	$16,494,334
INVESTMENT OBJECTIVE**
The JPMorgan Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2022.
Leading individual contributors to relative performance included the Fund’s underweight positions in PayPal Holdings Inc. and Adobe Inc., and its overweight position in Alphabet Inc. Shares of PayPal Holdings, a digital payments platform provider, fell after the company issued a lower-than-expected earnings forecast for the third quarter of 2021 and amid general weakness in financial technology stocks. Shares of Adobe, a digital marketing and media provider not held in the Fund, fell after the company issued consecutive weaker-than-expected quarterly forecasts during the period. Shares of Alphabet, parent company of Google Inc., rose amid continued growth in quarterly revenue and earnings during the period.
Leading individual detractors from relative performance included the Fund’s overweight positions in Stanley Black & Decker Inc. and Lam Research Corp. and its underweight position in Pfizer Inc. Shares of Stanley Black & Decker, a power tools manufacturer, fell after the company reported consecutive quarters of lower-than-expected revenue and lowered its forecast for the sale of some of its business lines. Shares of Lam Research, a maker of semiconductor manufacturing equipment, fell amid decreased global demand for semiconductors and further potential U.S. restrictions on technology sales to the Chinese semiconductor industry. Shares of Pfizer, a pharmaceutical manufacturer, rose amid a resurgence in the pandemic in late 2021 and U.S. Food and Drug Administration approval for the company’s COVID-19 pill.
HOW WAS THE FUND POSITIONED?
The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The options overlay is known as a Put/Spread Collar strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	6.8%
2.	Apple, Inc.	6.5
3.	Amazon.com, Inc.	3.1
4.	S&P 500 Index.	3.0
5.	Alphabet, Inc., ClassA	2.6
6.	Alphabet, Inc., ClassC	1.9
7.	UnitedHealth Group, Inc.	1.8
8.	Tesla, Inc.	1.6
9.	Visa, Inc., ClassA	1.5
10.	Berkshire Hathaway, Inc.,	1.4

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	25.7%
Health Care	14.9
Consumer Discretionary	11.0
Financials	10.3
Communication Services	8.4
Industrials	8.0
Consumer Staples	6.3
Energy	4.2
Utilities	3.0
Put Options Purchased	3.0
Real Estate	2.7
Materials	2.5

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

12	J.P. Morgan Large Cap Funds	June 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	December 13, 2013
With Sales Charge *		(10.92)%	5.52%	6.08%
Without Sales Charge		(6.00)	6.66	6.75
CLASS C SHARES	December 13, 2013
With CDSC **		(7.49)	6.13	6.25
Without CDSC		(6.49)	6.13	6.25
Class I SHARES	December 13, 2013	(5.79)	6.93	7.02
Class R5 SHARES	December 13, 2013	(5.64)	7.08	7.20
Class R6 SHARES	December 13, 2013	(5.54)	7.19	7.27

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE  (12/13/13 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on December 13, 2013.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity Fund, the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index from December 13, 2013 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month US Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Subsequent to the inception date of the Fund and through May 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2022	J.P. Morgan Large Cap Funds	13

JPMorgan Hedged Equity 2 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(6.22)%
S&P 500 Index	(10.62)%
Net Assets as of 6/30/2022 (In Thousands)	$5,623,467
INVESTMENT OBJECTIVE**
The JPMorgan Hedged Equity 2 Fund (the “Fund”) seeks to provide capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection in the pharmaceutical/medical technology and the financials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the basic materials and telecommunication sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s underweight positions in PayPal Holdings Inc. and Adobe Inc., and its overweight position in Alphabet Inc. Shares of PayPal Holdings, a digital payments platform provider, fell after the company issued a lower-than-expected earnings forecast for the third quarter of 2021 and amid general weakness in financial technology stocks. Shares of Adobe, a digital marketing and media provider not held in the Fund, fell after the company issued consecutive weaker-than-expected quarterly forecasts during the period. Shares of Alphabet, parent company of Google Inc., rose amid continued growth in quarterly revenue and earnings during the period.
Leading individual detractors from relative performance included the Fund’s overweight positions in Stanley Black & Decker Inc. and Lam Research Corp. and its underweight position in Pfizer Inc. Shares of Stanley Black & Decker, a power tools manufacturer, fell after the company reported consecutive quarters of lower-than-expected revenue and lowered its forecast for the sale of some of its business lines. Shares of Lam Research, a maker of semiconductor manufacturing equipment, fell amid decreased global demand for semiconductors and further potential U.S. restrictions on technology sales to the Chinese semiconductor industry. Shares of Pfizer, a pharmaceutical manufacturer, rose amid a resurgence in the pandemic in late 2021 and U.S. Food and Drug Administration approval for the company’s COVID-19 pill.
HOW WAS THE FUND POSITIONED?
The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The options overlay is known as a Put/Spread Collar strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	6.4%
2.	Apple, Inc.	6.1
3.	S&P 500 Index 7/29/2022 at USD 3,910.00, European Style	4.4
4.	Amazon.com, Inc.	3.0
5.	Alphabet, Inc., Class A	2.4
6.	Alphabet, Inc., Class C	1.8
7.	UnitedHealth Group, Inc.	1.7
8.	Tesla, Inc.	1.5
9.	Visa, Inc., Class A	1.4
10.	Berkshire Hathaway, Inc., Class B	1.4

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	24.3%
Health Care	14.0
Consumer Discretionary	10.4
Financials	9.8
Communication Services	8.0
Industrials	7.7
Consumer Staples	6.0
Put Options Purchased	4.4
Energy	4.0
Utilities	2.8
Real Estate	2.6
Materials	2.3
Short-Term Investments	3.7

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

14	J.P. Morgan Large Cap Funds	June 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	February 26, 2021
With Sales Charge *		(11.37)%	(4.20)%
Without Sales Charge		(6.49)	(0.28)
CLASS C SHARES	February 26, 2021
With CDSC **		(7.90)	(0.74)
Without CDSC		(6.90)	(0.74)
Class I SHARES	February 26, 2021	(6.22)	0.00
Class R5 SHARES	February 26, 2021	(6.10)	0.12
Class R6 SHARES	February 26, 2021	(6.01)	0.25

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE  (2/26/21 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on February 26, 2021.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity 2 Fund and the S&P 500 Index from February 26, 2021 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2022	J.P. Morgan Large Cap Funds	15

JPMorgan Hedged Equity 3 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(9.58)%
S&P 500 Index	(10.62)%
Net Assets as of 6/30/2022 (In Thousands)	$2,851,293
INVESTMENT OBJECTIVE**
The JPMorgan Hedged Equity 3 Fund (the “Fund”) seeks to provide capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection in the pharmaceutical/medical technology and the financials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the basic materials and telecommunication sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s underweight positions in PayPal Holdings Inc. and Adobe Inc., and its overweight position in Alphabet Inc. Shares of PayPal Holdings, a digital payments platform provider, fell after the company issued a lower-than-expected earnings forecast for the third quarter of 2021 and amid general weakness in financial technology stocks. Shares of Adobe, a digital marketing and media provider not held in the Fund, fell after the company issued consecutive weaker-than-expected quarterly forecasts during the period. Shares of Alphabet, parent company of Google Inc., rose amid continued growth in quarterly revenue and earnings during the period.
Leading individual detractors from relative performance included the Fund’s overweight positions in Stanley Black & Decker Inc. and Lam Research Corp. and its underweight position in Pfizer Inc. Shares of Stanley Black & Decker, a power tools manufacturer, fell after the company reported consecutive quarters of lower-than-expected revenue and lowered its forecast for the sale of some of its business lines. Shares of Lam Research, a maker of semiconductor manufacturing equipment, fell amid decreased global demand for semiconductors and further potential U.S. restrictions on technology sales to the Chinese semiconductor industry. Shares of Pfizer, a pharmaceutical manufacturer, rose amid a resurgence in the pandemic in late 2021 and U.S. Food and Drug Administration approval for the company’s COVID-19 pill.
HOW WAS THE FUND POSITIONED?
The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The options overlay is known as a Put/Spread Collar strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	6.5%
2.	Apple, Inc.	6.2
3.	S&P 500 Index 8/31/2022 at USD 3,905.00, European Style	5.4
4.	Amazon.com, Inc.	3.0
5.	Alphabet, Inc., Class A	2.4
6.	Alphabet, Inc., Class C	1.9
7.	UnitedHealth Group, Inc.	1.8
8.	Tesla, Inc.	1.5
9.	Visa, Inc., Class A	1.4
10.	Berkshire Hathaway, Inc., Class B	1.4

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	24.5%
Health Care	14.1
Consumer Discretionary	10.5
Financials	9.9
Communication Services	8.1
Industrials	7.7
Consumer Staples	6.0
Put Options Purchased	5.4
Energy	4.0
Utilities	2.8
Real Estate	2.6
Materials	2.3
Short-Term Investments	2.1

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

16	J.P. Morgan Large Cap Funds	June 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	February 26, 2021
With Sales Charge *		(14.50)%	(6.76)%
Without Sales Charge		(9.78)	(2.94)
CLASS C SHARES	February 26, 2021
With CDSC **		(11.28)	(3.43)
Without CDSC		(10.28)	(3.43)
Class I SHARES	February 26, 2021	(9.58)	(2.69)
Class R5 SHARES	February 26, 2021	(9.41)	(2.54)
Class R6 SHARES	February 26, 2021	(9.33)	(2.45)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE  (2/26/21 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on February 26, 2021.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity 3 Fund and the S&P 500 Index from February 26, 2021 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2022	J.P. Morgan Large Cap Funds	17

JPMorgan Large Cap Growth Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(20.49)%
Russell 1000 Growth Index	(18.77)%
Net Assets as of 6/30/2022 (In Thousands)	$31,346,698
INVESTMENT OBJECTIVE**
The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection and underweight positions in both the information technology and communication services sectors were leading detractors from performance relative to the Benchmark, while the Fund’s overweight position and security selection in the health care sector and its security selection in the consumer discretionary sector were leading contributors to relative performance.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark position in Snap Inc., its underweight positions in Apple Inc. and its overweight position in Carvana Co. Shares of Snap, an online camera platform and social media provider, fell after the company reported lower-than-expected quarterly results and forecast weakness in cash flow and revenue in 2022. Shares of Apple, a provider of computers, mobile devices and related services, rose amid record earnings and revenue in the second half of 2021 and continued strong demand for mobile phones during the period. Shares of Carvana, an automobile retailer, fell after the company reported a wider-than-expected loss for its first quarter and amid general weakness in e-commerce sector stocks in the second half of the period.
Leading individual contributors to relative performance included the Fund’s overweight positions in McKesson Corp. and AutoZone Inc., and its underweight position in Amazon.com Inc. Shares of McKesson, a provider of pharmaceuticals, health care products and services, rose as the company moved to settle state legal claims stemming from the opioid addiction epidemic and as investors sought defensive sectors, including consumer staples, in response to the market selloff in the first half of 2022. Shares of AutoZone, an automotive parts retailer, rose after the company reported better-than-expected earnings and revenue for its third fiscal quarter and forecast sales growth. Shares of Amazon.com, an online retailer and services provider, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2021 and as investor demand shifted to value stocks and away from the largest capitalization stocks in the first half of 2022.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Apple, Inc.	9.3%
2.	Microsoft Corp.	9.0
3.	Alphabet, Inc., Class C	6.7
4.	Tesla, Inc.	3.7
5.	AbbVie, Inc.	3.7
6.	AutoZone, Inc.	3.1
7.	Coca-Cola Co. (The)	2.9
8.	McKesson Corp.	2.7
9.	Deere & Co.	2.7
10.	Lowe's Cos., Inc.	2.6

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	32.1%
Health Care	18.0
Consumer Discretionary	14.4
Industrials	7.5
Communication Services	7.2
Financials	6.8
Consumer Staples	4.1
Materials	2.0
Energy	1.9
Short-Term Investments	6.0

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

18	J.P. Morgan Large Cap Funds	June 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 22, 1994
With Sales Charge *		(24.85)%	15.02%	14.34%
Without Sales Charge		(20.68)	16.27	14.96
CLASS C SHARES	November 4, 1997
With CDSC **		(22.07)	15.69	14.50
Without CDSC		(21.07)	15.69	14.50
Class I SHARES	February 28, 1992	(20.49)	16.55	15.20
Class R2 SHARES	November 3, 2008	(20.88)	15.97	14.67
Class R3 SHARES	September 9, 2016	(20.68)	16.26	14.94
Class R4 SHARES	September 9, 2016	(20.48)	16.55	15.20
Class R5 SHARES	April 14, 2009	(20.37)	16.73	15.39
Class R6 SHARES	November 30, 2010	(20.29)	16.85	15.50

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 and Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R3 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Growth Fund and the Russell 1000 Growth Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A Performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2022	J.P. Morgan Large Cap Funds	19

JPMorgan Large Cap Value Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(5.04)%
Russell 1000 Value Index	(6.82)%
Net Assets as of 6/30/2022 (In Thousands)	$3,196,018
INVESTMENT OBJECTIVE**
The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection in the industrials and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the health care and financials sectors was a leading contributor to relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Alcoa Corp. and Vertex Pharmaceuticals Inc. and its out-of-Benchmark position in AbbVie Inc. Shares of Alcoa, an aluminum producer, rose after the company reported better-than-expected earnings and revenue for both the first quarters of 2022. Shares of Vertex Pharmaceuticals, a drug development company, rose after the company reported better-than-expected earnings and revenue for the fourth quarter of 2021 and reported progress in its product development pipeline. Shares of AbbVie, a pharmaceuticals maker, rose as the company reached settlements with various U.S. states to resolve legal claims against the company’s Allergan unit stemming from the opioid addiction epidemic.
Leading individual detractors from relative performance included the Fund’s overweight positions in Zimmer Biomet Holdings Inc., Royal Caribbean Cruises Ltd. and US Foods Holding Corp. Shares of Zimmer Biomet Holdings, a medical device manufacturer, fell after the company reported lower-than-expected earnings and revenue for the fourth quarter of 2021 and issued a lower-than-expected earnings forecast for 2022. Shares of Royal Caribbean Cruises, a cruise ship operator, fell amid investor concerns that slowing economic growth and rising inflation would hurt the travel and hospitality sectors. Shares of U.S. Foods Holding, a distributor of goods to the food services industry, fell after the company reported lower-than-expected earnings for the fourth quarter of 2021.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio manager combined a bottom-up fundamental approach to security selection with a systematic valuation process. Overall, the Fund’s portfolio manager looked to take advantage of mispriced stocks that he believed appeared attractive relative to their fair value.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Bristol-Myers Squibb Co.	4.5%
2.	Wells Fargo & Co.	3.3
3.	Chevron Corp.	3.2
4.	Raytheon Technologies Corp.	3.0
5.	Centene Corp.	2.9
6.	Comcast Corp., Class A	2.8
7.	Hess Corp.	2.7
8.	Exxon Mobil Corp.	2.5
9.	AbbVie, Inc.	2.4
10.	Vertex Pharmaceuticals, Inc.	2.3

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Health Care	24.4%
Financials	17.8
Energy	10.5
Industrials	10.3
Consumer Staples	7.5
Utilities	5.7
Real Estate	5.0
Information Technology	4.7
Communication Services	4.3
Materials	3.2
Consumer Discretionary	2.5
Short-Term Investments	4.1

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

20	J.P. Morgan Large Cap Funds	June 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge *		(10.18)%	7.40%	11.88%
Without Sales Charge		(5.22)	8.57	12.49
CLASS C SHARES	March 22, 1999
With CDSC **		(6.75)	8.03	12.03
Without CDSC		(5.75)	8.03	12.03
Class I SHARES	March 1, 1991	(5.04)	8.83	12.70
Class R2 SHARES	November 3, 2008	(5.50)	8.29	12.19
Class R3 SHARES	October 1, 2018	(5.26)	8.56	12.48
Class R4 SHARES	October 1, 2018	(4.95)	8.85	12.71
Class R5 SHARES	May 15, 2006	(4.84)	9.01	12.91
Class R6 SHARES	November 30, 2010	(4.78)	9.11	12.99

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been different than those shown because Class R3 Shares have different expenses than Class A Shares.
Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Value Fund and the Russell 1000 Value Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2022	J.P. Morgan Large Cap Funds	21

JPMorgan U.S. Applied Data Science Value Fund
(formerly known as JPMorgan Intrepid Value Fund)
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(3.84)%
Russell 1000 Value Index	(6.82)%
Net Assets as of 6/30/2022 (In Thousands)	$196,498
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Applied Data Science Value Fund (the “Fund”) seeks to provide long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection in the health care and information technology sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the financials and materials sectors was the sole detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in AutoZone Inc., Northrop Grumman Corp. and O’Reilly Automotive Inc. Shares of AutoZone, an automotive parts retailer, rose amid consecutive quarters of better-than-expected earnings and revenue and continued sales growth. Shares of Northrop Grumman, an aerospace and defense company, rose amid better-than-expected quarterly earnings and investor expectations that the defense sector will benefit from U.S. deliveries of military hardware to Ukraine’s military. Share of O’Reilly Automotive, an auto parts retailer, rose after the company reported better-than-expected earnings and revenue for the fourth quarter of 2021.
Leading individual detractors from relative performance included the Fund’s overweight positions in Medtronic PLC and T. Rowe Price Group Inc., and its underweight position in Pfizer Inc. Shares of Medtronic, a medical technology manufacturer, fell after the company reported lower-than-expected revenue for its fiscal fourth quarter amid supply chain disruptions. Shares of T. Rowe Price Group, a financial services provider, fell as financial market volatility in the first half of 2022 led to a decline in the company’s assets under management. Shares of Pfizer, a pharmaceutical manufacturer, rose amid a resurgence in the pandemic in late 2021 and U.S. Food and Drug Administration approval for the company’s COVID-19 pill.
HOW WAS THE FUND POSITIONED?
During the period, the Fund’s portfolio managers employed a data science driven investment approach that combines research, data insights and risk management. The portfolio managers utilize proprietary techniques to process, analyze and combine a wide variety of data sources, including a multi-decade history of proprietary fundamental research, company fundamentals and alternative data.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	NextEra Energy, Inc.	2.8%
2.	Bristol-Myers Squibb Co.	2.7
3.	ConocoPhillips	2.6
4.	Prologis, Inc.	2.3
5.	Verizon Communications, Inc.	2.3
6.	Coca-Cola Co. (The)	2.2
7.	Alphabet, Inc., Class C	2.1
8.	Bank of America Corp.	2.1
9.	Meta Platforms, Inc., Class A	2.1
10.	Wells Fargo & Co.	2.0

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Financials	19.4%
Health Care	17.4
Industrials	11.7
Communication Services	8.3
Energy	8.0
Consumer Staples	7.4
Information Technology	7.0
Utilities	6.4
Consumer Discretionary	5.9
Real Estate	3.9
Materials	3.1
Short-Term Investments	1.5

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

22	J.P. Morgan Large Cap Funds	June 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge *		(9.12)%	7.07%	9.86%
Without Sales Charge		(4.07)	8.23	10.45
CLASS C SHARES	February 19, 2005
With CDSC **		(5.54)	7.70	10.02
Without CDSC		(4.54)	7.70	10.02
Class I SHARES	February 28, 2003	(3.84)	8.48	10.67
Class R2 SHARES	November 3, 2008	(4.41)	7.92	10.16
Class R5 SHARES	May 15, 2006	(3.79)	8.63	10.85
Class R6 SHARES	November 30, 2010	(3.70)	8.73	10.93

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Applied Data Science Value Fund and the Russell 1000 Value Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2022	J.P. Morgan Large Cap Funds	23

JPMorgan U.S. Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares) *	(9.63)%
S&P 500 Index	(10.62)%
Net Assets as of 6/30/2022 (In Thousands)	$18,606,909
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection in both the pharmaceutical/medical technology and consumer cyclical sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s underweight position in the energy sector and its security selection in the basic materials sector were leading detractors from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Alphabet Inc, AbbVie Inc. and Northrop Grumman Corp. Shares of Alphabet, parent company of Google, rose amid continued growth in quarterly revenue and earnings during the period. Shares of AbbVie, a pharmaceuticals maker, rose as the company reached settlements with various U.S. states to resolve legal claims against the company’s Allergan unit stemming from the opioid addiction epidemic. Shares of Northrop Grumman, an aerospace and defense company, rose amid better-than-expected quarterly earnings and investor expectations that the defense sector will benefit from U.S. deliveries of military hardware to Ukraine’s military.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark positions in Shopify Inc. and Snap Inc. and its overweight position in PPG Industries Inc.
Shares of Shopify, an internet retailing platform operator, fell amid weakness among e-commerce stocks and after the company reported lower-than-expected earnings and revenue for the first quarter of 2022. Shares of Snap, an online camera platform and social media provider, fell after the company reported lower-than-expected quarterly results and forecast weakness in cash flow and revenue in 2022. Shares of PPG Industries, a specialty chemicals manufacturer, amid investor concerns about rising materials costs and supply chain disruptions.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	8.0%
2.	Alphabet, Inc., Class A	6.0
3.	Apple, Inc.	4.7
4.	AbbVie, Inc.	3.7
5.	Amazon.com, Inc.	3.7
6.	NextEra Energy, Inc.	3.2
7.	McDonald's Corp.	3.2
8.	Prologis, Inc.	3.0
9.	Bristol-Myers Squibb Co.	2.9
10.	NXP Semiconductors NV (China)	2.7

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	20.6%
Health Care	15.3
Consumer Discretionary	12.8
Industrials	12.2
Financials	10.2
Communication Services	9.4
Utilities	4.8
Materials	3.4
Energy	3.0
Real Estate	3.0
Consumer Staples	2.1
Short-Term Investments	3.2

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

24	J.P. Morgan Large Cap Funds	June 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
With Sales Charge *		(14.76)%	10.86%	12.83%
Without Sales Charge		(10.04)	12.06	13.44
CLASS C SHARES	September 10, 2001
With CDSC **		(11.44)	11.52	12.98
Without CDSC		(10.44)	11.52	12.98
Class I SHARES	September 10, 2001	(9.83)	12.34	13.68
Class L SHARES	September 17, 1993	(9.63)	12.52	13.85
Class R2 SHARES	November 3, 2008	(10.28)	11.78	13.15
Class R3 SHARES	September 9, 2016	(10.04)	12.07	13.43
Class R4 SHARES	September 9, 2016	(9.80)	12.34	13.68
Class R5 SHARES	May 15, 2006	(9.68)	12.52	13.88
Class R6 SHARES	November 30, 2010	(9.56)	12.64	13.97

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.
Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Equity Fund and the S&P 500 Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2022	J.P. Morgan Large Cap Funds	25

JPMorgan U.S. GARP Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(17.25)%
Russell 1000 Growth Index	(18.77)%
Net Assets as of 6/30/2022 (In Thousands)	$976,149
INVESTMENT OBJECTIVE**
The JPMorgan U.S. GARP Equity Fund (the “Fund”) seeks to provide long-term capital growth.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection in the health care and information technology sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the industrials and communication services sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s underweight position in PayPal Holdings Inc. and its overweight positions in O’Reilly Automotive Inc. and AbbVie Inc. Shares of PayPal Holdings, a digital payments platform provider, fell after the company issued a lower-than-expected earnings forecast for the third quarter of 2021 and amid general weakness in financial technology stocks. Shares of O’Reilly Automotive, an auto parts retailer, rose after the company reported better-than-expected earnings and revenue for the fourth quarter of 2021. Shares of AbbVie, a pharmaceuticals maker, rose as the company reached settlements with various U.S. states to resolve legal claims against the company’s Allergan unit stemming from the opioid addiction epidemic.
Leading individual detractors from relative performance included the Fund’s overweight positions in Lyft Inc. and Altice USA Inc., and its underweight position in Eli Lilly & Co. Shares of Lyft, a ride-hailing business, fell amid general weakness in the ride-hailing business and after the company issued a weaker-than-expected forecast for the second quarter of 2022. Shares of Altice USA, a communication services and media provider, fell amid a general decline in consumer demand for broadcast television programming and investor concerns about its impact on company earnings and revenue. Shares of Eli Lilly, a pharmaceuticals maker, rose as several of the company’s drug candidates earned or advanced toward regulatory approval in the U.S. and Europe.
HOW WAS THE FUND POSITIONED?
The Fund’s managers sought growth companies that they believed had attractive relative valuations, high quality characteristics and strong momentum.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	10.4%
2.	Apple, Inc.	9.7
3.	Amazon.com, Inc.	5.2
4.	Mastercard, Inc., Class A	3.2
5.	Tesla, Inc.	3.0
6.	Alphabet, Inc., Class A	2.7
7.	UnitedHealth Group, Inc.	2.7
8.	Alphabet, Inc., Class C	2.6
9.	AbbVie, Inc.	2.4
10.	Intuit, Inc.	1.5

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	40.0%
Consumer Discretionary	16.3
Health Care	13.1
Communication Services	8.1
Industrials	6.6
Consumer Staples	4.7
Financials	2.3
Real Estate	2.1
Energy	1.6
Materials	1.2
Short-Term Investments	4.0

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

26	J.P. Morgan Large Cap Funds	June 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge *		(21.80)%	10.53%	12.67%
Without Sales Charge		(17.46)	11.72	13.28
CLASS C SHARES	February 19, 2005
With CDSC **		(18.87)	11.17	12.83
Without CDSC		(17.87)	11.17	12.83
Class I SHARES	February 28, 2003	(17.25)	12.00	13.56
Class R2 SHARES	November 3, 2008	(17.66)	11.44	13.00
Class R5 SHARES	May 15, 2006	(17.12)	12.17	13.76
Class R6 SHARES	November 2, 2015	(17.03)	12.29	13.83

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. GARP Equity Fund and the Russell 1000 Growth Index, from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2022	J.P. Morgan Large Cap Funds	27

JPMorgan U.S. Large Cap Core Plus Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(12.70)%
S&P 500 Index	(10.62)%
Net Assets as of 6/30/2022 (In Thousands)	$1,637,070
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Large Cap Core Plus Fund (the “Fund”) seeks to provide a high total return from a portfolio of selected equity securities.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve  months ended June 30, 2022.
The Fund’s allocation to the media sector and its security selection in the auto & transportation sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in both the pharmaceutical/medical technology and the health services & systems sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark positions in Lyft Inc. and Shopify Inc., and its overweight position in NXP Semiconductors NV. Shares of Lyft, a ride-hailing business, fell amid general weakness in the ride-hailing business and after the company issued a weaker-than-expected forecast for the second quarter of 2022. Shares of Shopify, an online retailing platform operator, fell amid weakness among e-commerce stocks and after the company reported lower-than-expected earnings and revenue for the first quarter of 2022. Shares of NXP Semiconductors, a semiconductor manufacturer, fell amid investor concern about slowing demand from the automotive industry.
Leading individual contributors to relative performance included the Fund’s overweight positions in AbbVie Inc. and Alphabet Inc., and its underweight position in Moderna Inc. Shares of AbbVie, a pharmaceuticals maker, rose as the company reached settlements with various U.S. states to resolve legal claims against the company’s Allergan unit stemming from the opioid addiction epidemic. Shares of Alphabet, parent company of Google, rose amid continued growth in quarterly revenue and earnings during the period. Shares of Moderna, a pharmaceuticals manufacturer, fell in the second half of the period amid investor concerns about potentially declining demand for Covid-19 vaccines.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine their underlying value and potential for future earnings growth. Overall, the Fund’s portfolio managers aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions and looked for overvalued stocks in which to take short positions. The long-to-short exposure ratio at the end of the reporting period was 123% to 23%.
TOP TEN LONG POSITIONS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	5.6%
2.	Amazon.com, Inc.	3.9
3.	Apple, Inc.	3.6
4.	Mastercard, Inc., Class A	3.5
5.	Alphabet, Inc., Class A	3.1
6.	UnitedHealth Group, Inc.	2.9
7.	NXP Semiconductors NV (China)	2.4
8.	AbbVie, Inc.	2.1
9.	Wells Fargo & Co.	1.9
10.	Thermo Fisher Scientific, Inc.	1.6

28	J.P. Morgan Large Cap Funds	June 30, 2022

TOP TEN SHORT POSITIONS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Intel Corp.	4.2%
2.	Enbridge, Inc.	3.4
3.	Omnicom Group, Inc.	3.3
4.	3M Co.	3.2
5.	Clorox Co. (The)	2.3
6.	Paramount Global, Class B	2.2
7.	Capital One Financial Corp.	2.0
8.	General Electric Co.	2.0
9.	Moderna, Inc.	1.9
10.	CH Robinson Worldwide, Inc.	1.8

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	23.9%
Health Care	16.5
Industrials	12.8
Consumer Discretionary	10.7
Financials	8.2
Communication Services	7.9
Consumer Staples	6.1
Energy	5.0
Utilities	3.4
Materials	2.7
Real Estate	2.5
Short-Term Investments	0.3

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Industrials	22.8%
Information Technology	16.1
Consumer Staples	11.0
Communication Services	9.4
Financials	8.8
Energy	7.2
Utilities	6.5
Health Care	6.2
Real Estate	5.2
Consumer Discretionary	4.6
Materials	2.2

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2022	J.P. Morgan Large Cap Funds	29

JPMorgan U.S. Large Cap Core Plus Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2005
With Sales Charge *		(17.48)%	9.66%	12.28%
Without Sales Charge		(12.89)	10.85	12.88
CLASS C SHARES	November 1, 2005
With CDSC **		(14.31)	10.30	12.43
Without CDSC		(13.31)	10.30	12.43
Class I SHARES	November 1, 2005	(12.70)	11.12	13.16
Class R2 SHARES	November 3, 2008	(13.23)	10.46	12.55
Class R5 SHARES	May 15, 2006	(12.65)	11.19	13.31
Class R6 SHARES	November 1, 2017	(12.58)	11.29	13.36

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Large Cap Core Plus Fund and the S&P 500 Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

30	J.P. Morgan Large Cap Funds	June 30, 2022

JPMorgan U.S. Research Enhanced Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(10.13)%
S&P 500 Index	(10.62)%
Net Assets as of 6/30/2022 (In Thousands)	$6,751,038
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Research Enhanced Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index (the “Benchmark”).
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Benchmark for the twelve months ended June 30, 2022.
The Fund’s security selection in the health care and industrials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the telecommunications and utilities sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s underweight positions in PayPal Holdings Inc. and Adobe Inc., and its overweight position in Progressive Corp. Shares of PayPal Holdings, a digital payments platform provider, fell amid general weakness in financial technology stocks. Shares of Adobe, a digital marketing and media provider not held in the Fund, fell after the company issued consecutive weaker-than-expected quarterly forecasts during the period. Shares of Progressive, a property and casualty insurance provider, rose amid monthly increases in the company’s net premiums.
Leading individual detractors from relative performance included the Fund’s overweight positions in Stanley Black & Decker Inc. and T. Rowe Price Group Inc., and its underweight position in Pfizer Inc. Shares of Stanley Black & Decker, a power tools manufacturer, fell after the company reported consecutive quarters of lower-than-expected revenue and lowered its forecast for the sale of some of its business lines. Shares of T. Rowe Price Group, a financial services provider, fell as financial market volatility in the first half of 2022 led to a decline in the company’s assets under management. Shares of Pfizer, a pharmaceutical manufacturer, rose amid a resurgence in the pandemic in late 2021 and U.S. Food and Drug Administration approval for the company’s COVID-19 pill.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	6.9%
2.	Apple, Inc.	6.6
3.	Amazon.com, Inc.	3.2
4.	Alphabet, Inc., Class A	2.6
5.	Alphabet, Inc., Class C	2.0
6.	UnitedHealth Group, Inc.	1.9
7.	Tesla, Inc.	1.6
8.	Visa, Inc., Class A	1.5
9.	Berkshire Hathaway, Inc., Class B	1.5
10.	AbbVie, Inc.	1.4

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	26.0%
Health Care	15.1
Consumer Discretionary	11.1
Financials	10.4
Communication Services	8.5
Industrials	8.2
Consumer Staples	6.4
Energy	4.2
Utilities	3.0
Real Estate	2.8
Materials	2.5
Short-Term Investments	1.8

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2022	J.P. Morgan Large Cap Funds	31

JPMorgan U.S. Research Enhanced Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge *		(15.07)%	10.28%	11.99%
Without Sales Charge		(10.33)	11.48	12.60
Class I SHARES	September 10, 2001	(10.13)	11.76	12.88
Class R6 SHARES	March 24, 2003	(10.05)	11.87	13.06

*	Sales Charge for Class A Shares is 5.25%.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Research Enhanced Equity Fund and the S&P 500 Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

32	J.P. Morgan Large Cap Funds	June 30, 2022

JPMorgan U.S. Sustainable Leaders Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(14.15)%
S&P 500 Index	(10.62)%
Net Assets as of 6/30/2022 (In Thousands)	$185,406
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Sustainable Leaders Fund (the “Fund”) seeks to provide long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund had no holdings in the energy sector, which was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the consumer discretionary sector also detracted from relative performance.  The Fund’s security selection in the communication services and utilities sectors was a leading contributor to relative performance.
Leading individual detractors from performance relative to the Benchmark included the Fund’s underweight positions in Tesla Inc. and Alphabet Inc. and its out-of-Benchmark position in Itron Inc. Shares of Tesla, a producer of electric vehicles and battery systems, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2022. Shares of Alphabet, parent company of Google, rose amid continued growth in quarterly revenue earnings during the period. Shares of Itron, a provider of technology and services for water and energy utilities, fell after the company reported consecutive quarters of lower-than-expected revenue.
Leading individual contributors to performance relative to the Benchmark included Amazon.com Inc., PayPal Holdings Inc. and Meta Platforms Inc., none of which were held by the Fund. Shares of Amazon.com, an online retailer and services provider, fell as investor demand shifted to value stocks and away from the largest capitalization stocks in the first half of 2022. Shares of PayPal Holdings, a digital payments platform provider, fell amid general weakness in financial technology stocks. Shares of Meta Platforms, the parent of Facebook Inc., fell after the company reported weaker-than-expected earnings for the fourth quarter of 2021 and issued a weaker-than-expected revenue forecast.
HOW WAS THE FUND POSITIONED?
During the period, the Fund employed a proprietary scoring methodology to invest in companies that the Fund’s portfolio managers believed have attractive environmental, social and governance characteristics and potential for long-term capital appreciation. The Fund’s positioning during the period was a result of that process.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	8.1%
2.	Apple, Inc.	5.6
3.	Alphabet, Inc., Class A	3.8
4.	Mastercard, Inc., Class A	3.4
5.	UnitedHealth Group, Inc.	2.9
6.	Bristol-Myers Squibb Co.	2.8
7.	Merck & Co., Inc.	2.8
8.	Costco Wholesale Corp.	2.6
9.	Thermo Fisher Scientific, Inc.	2.5
10.	Bank of America Corp.	2.5

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	26.9%
Health Care	18.6
Financials	13.5
Industrials	10.0
Consumer Discretionary	7.8
Communication Services	7.4
Consumer Staples	4.6
Real Estate	3.9
Utilities	3.7
Materials	2.1
Short-Term Investments	1.5

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2022	J.P. Morgan Large Cap Funds	33

JPMorgan U.S. Sustainable Leaders Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge *		(18.85)%	8.99%	11.65%
Without Sales Charge		(14.36)	10.17	12.25
CLASS C SHARES	February 19, 2005
With CDSC **		(15.77)	9.62	11.80
Without CDSC		(14.77)	9.62	11.80
Class I SHARES	February 28, 2003	(14.15)	10.44	12.53
Class R6 SHARES	September 30, 2020	(14.09)	10.46	12.54

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Sustainable Leaders Fund and the S&P 500 Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Effective November 1, 2016, the Fund changed its investment strategies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

34	J.P. Morgan Large Cap Funds	June 30, 2022

JPMorgan U.S. Value Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	(4.04)%
Russell 1000 Value Index	(6.82)%
Net Assets as of 6/30/2022 (In Thousands)	$2,814,328
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Value Fund (the “Fund”) seeks to provide capital growth over the long term.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class A Shares, without a sales charge, outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection in the industrials and health care sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the financials and materials sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in AutoZone Inc., Northrop Grumman Corp. and General Dynamics Corp. Shares of AutoZone, an automotive parts retailer, rose amid consecutive quarters of better-than-expected earnings and revenue and continued sales growth. Shares of Northrop Grumman and General Dynamics, both aerospace and defense manufacturers, rose after they reported better-than-expected quarterly earnings and as the military conflict in Ukraine increased demand for military hardware across Europe.
Leading individual detractors from relative performance included the Fund’s overweight positions in T. Rowe Price Group Inc., BlackRock Inc. and Citigroup Inc. Shares of T. Rowe Price Group, a financial services provider, fell as financial market volatility in the first half of 2022 led to a decline in the company’s assets under management. Shares of BlackRock and Citigroup, both financial services providers, fell in the second half of the period as they exited operations in Russia in response to U.S. financial sanctions and amid investor concerns about slowing economic growth.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The portfolio managers employed a bottom-up approach to security selection and fundamental research.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	UnitedHealth Group, Inc.	2.6%
2.	ConocoPhillips	2.5
3.	Bristol-Myers Squibb Co.	2.4
4.	Wells Fargo & Co.	2.2
5.	Exxon Mobil Corp.	2.1
6.	Johnson & Johnson	1.9
7.	Raytheon Technologies Corp.	1.8
8.	Berkshire Hathaway, Inc., Class B	1.8
9.	BlackRock, Inc.	1.7
10.	EOG Resources, Inc.	1.7

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Financials	23.9%
Health Care	19.4
Industrials	12.0
Consumer Discretionary	8.6
Energy	7.6
Information Technology	6.8
Consumer Staples	5.8
Communication Services	4.5
Materials	3.7
Utilities	3.6
Real Estate	1.4
Short-Term Investments	2.7

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2022	J.P. Morgan Large Cap Funds	35

JPMorgan U.S. Value Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 23, 1987
With Sales Charge *		(9.08)%	8.36%	11.13%
Without Sales Charge		(4.04)	9.53	11.73
CLASS C SHARES	January 2, 1998
With CDSC **		(5.52)	8.99	11.28
Without CDSC		(4.52)	8.99	11.28
Class I SHARES	January 25, 1996	(3.80)	9.81	12.01
Class R2 SHARES	November 2, 2015	(4.29)	9.26	11.55
Class R3 SHARES	July 31, 2017	(4.06)	9.54	11.73
Class R4 SHARES	July 31, 2017	(3.81)	9.81	12.01
Class R5 SHARES	November 2, 2015	(3.67)	9.98	12.13
Class R6 SHARES	November 2, 2015	(3.56)	10.08	12.19

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.
Returns for Class R3 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.
Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.
Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan U.S. Value Fund and the Russell 1000 Value Index from
June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

36	J.P. Morgan Large Cap Funds	June 30, 2022

JPMorgan Equity Focus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.3%
Air Freight & Logistics — 2.5%
FedEx Corp.	20	4,442
Automobiles — 2.7%
Tesla, Inc. *	7	4,908
Banks — 3.7%
Bank of America Corp.	214	6,665
Biotechnology — 4.6%
AbbVie, Inc.	31	4,798
Regeneron Pharmaceuticals, Inc. *	6	3,529
		8,327
Building Products — 1.2%
Trane Technologies plc	16	2,075
Construction & Engineering — 1.8%
Quanta Services, Inc.	26	3,218
Construction Materials — 2.6%
Martin Marietta Materials, Inc.	16	4,710
Consumer Finance — 3.1%
Capital One Financial Corp.	53	5,493
Containers & Packaging — 2.0%
Packaging Corp. of America	27	3,640
Diversified Financial Services — 3.2%
Berkshire Hathaway, Inc., Class B *	21	5,802
Electric Utilities — 2.2%
Xcel Energy, Inc.	57	4,002
Electronic Equipment, Instruments & Components — 0.9%
Zebra Technologies Corp., Class A *	5	1,576
Equity Real Estate Investment Trusts (REITs) — 4.6%
Public Storage	7	2,129
Weyerhaeuser Co.	183	6,065
		8,194
Health Care Equipment & Supplies — 2.5%
Dexcom, Inc. *	21	1,558
Intuitive Surgical, Inc. *	14	2,910
		4,468
Health Care Providers & Services — 3.8%
UnitedHealth Group, Inc.	13	6,833
Hotels, Restaurants & Leisure — 1.3%
Booking Holdings, Inc. *	1	2,424
INVESTMENTS	SHARES (000)	VALUE ($000)

Household Products — 2.5%
Procter & Gamble Co. (The)	31	4,440
Insurance — 3.7%
Loews Corp.	112	6,628
Interactive Media & Services — 4.2%
Alphabet, Inc., Class C *	4	7,555
Internet & Direct Marketing Retail — 2.8%
Amazon.com, Inc. *	47	5,004
IT Services — 4.0%
Global Payments, Inc.	20	2,233
Mastercard, Inc., Class A	16	5,012
		7,245
Machinery — 2.5%
Deere & Co.	8	2,584
Ingersoll Rand, Inc.	47	1,969
		4,553
Media — 2.3%
Charter Communications, Inc., Class A *	9	4,075
Oil, Gas & Consumable Fuels — 4.9%
ConocoPhillips	52	4,690
Kinder Morgan, Inc.	245	4,094
		8,784
Pharmaceuticals — 2.4%
Bristol-Myers Squibb Co.	55	4,260
Semiconductors & Semiconductor Equipment — 4.9%
Advanced Micro Devices, Inc. *	35	2,646
QUALCOMM, Inc.	21	2,723
SolarEdge Technologies, Inc. *	13	3,506
		8,875
Software — 7.1%
Microsoft Corp.	39	10,180
Zoom Video Communications, Inc., Class A *	25	2,666
		12,846
Specialty Retail — 5.0%
AutoZone, Inc. *	3	7,477
Best Buy Co., Inc.	23	1,494
		8,971
Technology Hardware, Storage & Peripherals — 5.6%
Apple, Inc.	74	10,119
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	37

JPMorgan Equity Focus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Wireless Telecommunication Services — 1.7%
T-Mobile US, Inc. *	23	3,124
Total Common Stocks (Cost $148,498)		173,256
Short Term Investments — 6.3%
Investment Companies — 6.3%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b) (Cost $11,340)	11,339	11,341
Total Investments — 102.6% (Cost $159,838)		184,597
Liabilities in Excess of Other Assets — (2.6)%		(4,674)
NET ASSETS — 100.0%		179,923

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan Large Cap Funds	June 30, 2022

JPMorgan Equity Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.4%
Aerospace & Defense — 5.5%
General Dynamics Corp.	3,686	815,545
Northrop Grumman Corp.	1,159	554,737
Raytheon Technologies Corp.	11,967	1,150,139
		2,520,421
Air Freight & Logistics — 1.6%
United Parcel Service, Inc., Class B	4,087	746,004
Banks — 7.0%
Bank of America Corp.	27,292	849,594
Citigroup, Inc.	9,117	419,315
PNC Financial Services Group, Inc. (The)	4,494	709,020
Truist Financial Corp.	7,966	377,808
US Bancorp	8,538	392,903
Wells Fargo & Co.	11,561	452,852
		3,201,492
Beverages — 2.2%
Coca-Cola Co. (The)	8,791	553,042
PepsiCo, Inc.	2,753	458,750
		1,011,792
Biotechnology — 2.3%
AbbVie, Inc.	5,010	767,384
Amgen, Inc.	1,115	271,125
		1,038,509
Building Products — 0.1%
Trane Technologies plc	318	41,252
Capital Markets — 6.7%
BlackRock, Inc.	1,263	769,577
Charles Schwab Corp. (The)	5,954	376,163
CME Group, Inc.	3,559	728,512
Morgan Stanley	9,717	739,048
Northern Trust Corp.	1,907	183,969
T. Rowe Price Group, Inc.	2,594	294,692
		3,091,961
Chemicals — 2.8%
Air Products and Chemicals, Inc.	2,910	699,780
PPG Industries, Inc.	5,286	604,422
		1,304,202
Commercial Services & Supplies — 0.7%
Republic Services, Inc.	2,318	303,358
Consumer Finance — 2.0%
American Express Co.	3,717	515,194
Capital One Financial Corp.	4,020	418,866
		934,060
Diversified Telecommunication Services — 0.9%
Verizon Communications, Inc.	7,991	405,557
Electric Utilities — 2.7%
NextEra Energy, Inc.	9,549	739,689
Xcel Energy, Inc.	7,395	523,265
		1,262,954
Electrical Equipment — 1.0%
Eaton Corp. plc	3,601	453,692
INVESTMENTS	SHARES (000)	VALUE ($000)

Electronic Equipment, Instruments & Components — 0.7%
Corning, Inc.	9,766	307,740
Equity Real Estate Investment Trusts (REITs) — 2.4%
Alexandria Real Estate Equities, Inc. *	1,119	162,222
AvalonBay Communities, Inc.	1,176	228,412
Boston Properties, Inc.	1,862	165,681
Prologis, Inc.	2,960	348,276
Ventas, Inc.	4,055	208,562
		1,113,153
Food & Staples Retailing — 3.0%
Sysco Corp.	9,819	831,790
Walmart, Inc.	4,595	558,613
		1,390,403
Food Products — 1.4%
Mondelez International, Inc., Class A	10,184	632,342
Health Care Equipment & Supplies — 3.2%
Abbott Laboratories	3,808	413,764
Becton Dickinson and Co.	1,795	442,396
Medtronic plc	6,734	604,395
		1,460,555
Health Care Providers & Services — 6.9%
AmerisourceBergen Corp.	2,753	389,489
Cigna Corp.	1,907	502,690
CVS Health Corp.	8,561	793,248
UnitedHealth Group, Inc.	2,855	1,466,471
		3,151,898
Hotels, Restaurants & Leisure — 2.2%
McDonald's Corp.	2,742	676,895
Starbucks Corp.	4,477	342,026
		1,018,921
Household Products — 1.3%
Procter & Gamble Co. (The)	4,145	596,047
Insurance — 4.9%
Arthur J Gallagher & Co.	2,339	381,275
Chubb Ltd.	2,899	569,882
Hartford Financial Services Group, Inc. (The)	5,417	354,453
Marsh & McLennan Cos., Inc.	1,121	174,000
MetLife, Inc.	6,768	424,964
Progressive Corp. (The)	3,094	359,777
		2,264,351
IT Services — 1.6%
Accenture plc, Class A	753	209,215
Fidelity National Information Services, Inc.	1,380	126,474
International Business Machines Corp.	2,980	420,733
		756,422
Machinery — 3.4%
Deere & Co.	1,331	398,570
Dover Corp.	5,049	612,518
Parker-Hannifin Corp.	2,198	540,934
		1,552,022
Media — 2.0%
Comcast Corp., Class A	23,644	927,801
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	39

JPMorgan Equity Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Multi-Utilities — 1.4%
CMS Energy Corp.	5,325	359,400
Dominion Energy, Inc.	590	47,115
Public Service Enterprise Group, Inc.	3,936	249,059
		655,574
Oil, Gas & Consumable Fuels — 8.0%
Chevron Corp.	3,296	477,181
ConocoPhillips	13,239	1,188,971
EOG Resources, Inc.	7,353	812,109
Exxon Mobil Corp.	12,900	1,104,715
Valero Energy Corp.	719	76,424
		3,659,400
Pharmaceuticals — 7.4%
Bristol-Myers Squibb Co.	16,604	1,278,527
Eli Lilly & Co.	1,620	525,178
Johnson & Johnson	5,580	990,610
Merck & Co., Inc.	2,086	190,170
Pfizer, Inc.	7,815	409,727
		3,394,212
Road & Rail — 1.3%
Norfolk Southern Corp.	2,627	597,201
Semiconductors & Semiconductor Equipment — 4.0%
Analog Devices, Inc.	5,959	870,576
NXP Semiconductors NV (China)	2,110	312,268
Texas Instruments, Inc.	4,198	645,044
		1,827,888
Software — 1.2%
Microsoft Corp.	2,090	536,726
Specialty Retail — 3.7%
Advance Auto Parts, Inc.	1,870	323,643
Best Buy Co., Inc.	3,615	235,632
INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — continued
Home Depot, Inc. (The)	2,171	595,563
TJX Cos., Inc. (The)	10,152	566,995
		1,721,833
Technology Hardware, Storage & Peripherals — 0.9%
Apple, Inc.	1,175	160,682
Seagate Technology Holdings plc	3,769	269,256
		429,938
Tobacco — 2.0%
Philip Morris International, Inc.	9,572	945,095
Total Common Stocks (Cost $33,586,660)		45,254,776
Short Term Investments — 1.5%
Investment Companies — 1.5%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b) (Cost $667,488)	667,379	667,513
Total Investments — 99.9% (Cost $34,254,148)		45,922,289
Other Assets Less Liabilities — 0.1%		49,125
NET ASSETS — 100.0%		45,971,414

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan Large Cap Funds	June 30, 2022

JPMorgan Equity Index Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.2%
Aerospace & Defense — 1.7%
Boeing Co. (The) *	126	17,164
General Dynamics Corp.	52	11,512
Howmet Aerospace, Inc.	85	2,670
Huntington Ingalls Industries, Inc.	9	1,969
L3Harris Technologies, Inc.	43	10,524
Lockheed Martin Corp.	53	22,987
Northrop Grumman Corp.	33	15,786
Raytheon Technologies Corp.	336	32,267
Textron, Inc.	49	2,965
TransDigm Group, Inc. *	12	6,282
		124,126
Air Freight & Logistics — 0.7%
CH Robinson Worldwide, Inc.	28	2,912
Expeditors International of Washington, Inc.	38	3,691
FedEx Corp.	54	12,203
United Parcel Service, Inc., Class B	166	30,264
		49,070
Airlines — 0.2%
Alaska Air Group, Inc. *	28	1,140
American Airlines Group, Inc. *	146	1,859
Delta Air Lines, Inc. *	145	4,192
Southwest Airlines Co. *	134	4,835
United Airlines Holdings, Inc. *	74	2,613
		14,639
Auto Components — 0.1%
Aptiv plc *	61	5,447
BorgWarner, Inc.	54	1,805
		7,252
Automobiles — 2.0%
Ford Motor Co.	891	9,922
General Motors Co. *	329	10,453
Tesla, Inc. *	190	127,569
		147,944
Banks — 3.7%
Bank of America Corp.	1,601	49,824
Citigroup, Inc.	438	20,161
Citizens Financial Group, Inc.	111	3,952
Comerica, Inc.	30	2,166
Fifth Third Bancorp	155	5,204
First Republic Bank	41	5,842
Huntington Bancshares, Inc.	325	3,908
INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued
JPMorgan Chase & Co. (a)	663	74,662
KeyCorp	210	3,627
M&T Bank Corp.	40	6,456
PNC Financial Services Group, Inc. (The)	93	14,730
Regions Financial Corp.	211	3,955
Signature Bank	14	2,546
SVB Financial Group *	13	5,247
Truist Financial Corp.	301	14,255
US Bancorp	305	14,046
Wells Fargo & Co.	856	33,515
Zions Bancorp NA	34	1,739
		265,835
Beverages — 1.9%
Brown-Forman Corp., Class B	41	2,895
Coca-Cola Co. (The)	881	55,407
Constellation Brands, Inc., Class A	37	8,563
Keurig Dr Pepper, Inc.	167	5,893
Molson Coors Beverage Co., Class B	42	2,317
Monster Beverage Corp. *	85	7,870
PepsiCo, Inc.	312	52,019
		134,964
Biotechnology — 2.2%
AbbVie, Inc.	399	61,097
Amgen, Inc.	121	29,340
Biogen, Inc. *	33	6,742
Gilead Sciences, Inc.	283	17,502
Incyte Corp. *	42	3,229
Moderna, Inc. *	78	11,159
Regeneron Pharmaceuticals, Inc. *	24	14,415
Vertex Pharmaceuticals, Inc. *	58	16,269
		159,753
Building Products — 0.4%
Allegion plc	20	1,941
AO Smith Corp.	29	1,605
Carrier Global Corp.	191	6,828
Fortune Brands Home & Security, Inc.	30	1,768
Johnson Controls International plc	157	7,519
Masco Corp.	53	2,695
Trane Technologies plc	53	6,856
		29,212
Capital Markets — 2.9%
Ameriprise Financial, Inc.	25	5,897
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Equity Funds	41

JPMorgan Equity Index Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Capital Markets — continued
Bank of New York Mellon Corp. (The)	168	6,998
BlackRock, Inc.	32	19,580
Cboe Global Markets, Inc.	24	2,713
Charles Schwab Corp. (The)	340	21,510
CME Group, Inc.	81	16,608
FactSet Research Systems, Inc.	9	3,290
Franklin Resources, Inc.	63	1,473
Goldman Sachs Group, Inc. (The)	78	23,028
Intercontinental Exchange, Inc.	126	11,851
Invesco Ltd.	76	1,226
MarketAxess Holdings, Inc.	9	2,181
Moody's Corp.	36	9,855
Morgan Stanley	316	24,028
MSCI, Inc.	18	7,548
Nasdaq, Inc.	26	3,969
Northern Trust Corp.	47	4,539
Raymond James Financial, Inc.	44	3,924
S&P Global, Inc.	78	26,410
State Street Corp.	83	5,109
T. Rowe Price Group, Inc.	51	5,829
		207,566
Chemicals — 1.8%
Air Products and Chemicals, Inc.	50	12,039
Albemarle Corp.	27	5,525
Celanese Corp.	25	2,876
CF Industries Holdings, Inc.	47	4,037
Corteva, Inc.	163	8,845
Dow, Inc.	164	8,483
DuPont de Nemours, Inc.	115	6,380
Eastman Chemical Co.	29	2,612
Ecolab, Inc.	56	8,626
FMC Corp.	28	3,042
International Flavors & Fragrances, Inc.	58	6,853
Linde plc (United Kingdom)	114	32,667
LyondellBasell Industries NV, Class A	58	5,110
Mosaic Co. (The)	82	3,859
PPG Industries, Inc.	53	6,096
Sherwin-Williams Co. (The)	54	12,096
		129,146
Commercial Services & Supplies — 0.5%
Cintas Corp.	20	7,334
Copart, Inc. *	48	5,243
Republic Services, Inc.	47	6,159
INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — continued
Rollins, Inc.	51	1,786
Waste Management, Inc.	86	13,192
		33,714
Communications Equipment — 0.8%
Arista Networks, Inc. *	51	4,762
Cisco Systems, Inc.	938	39,986
F5, Inc. *	13	2,089
Juniper Networks, Inc.	73	2,079
Motorola Solutions, Inc.	38	7,916
		56,832
Construction & Engineering — 0.1%
Quanta Services, Inc.	32	4,066
Construction Materials — 0.1%
Martin Marietta Materials, Inc.	14	4,213
Vulcan Materials Co.	30	4,263
		8,476
Consumer Finance — 0.5%
American Express Co.	138	19,087
Capital One Financial Corp.	89	9,245
Discover Financial Services	63	5,999
Synchrony Financial	113	3,127
		37,458
Containers & Packaging — 0.3%
Amcor plc	339	4,217
Avery Dennison Corp.	18	2,986
Ball Corp.	72	4,965
International Paper Co.	84	3,500
Packaging Corp. of America	21	2,908
Sealed Air Corp.	33	1,903
Westrock Co.	58	2,292
		22,771
Distributors — 0.1%
Genuine Parts Co.	32	4,251
LKQ Corp.	59	2,884
Pool Corp.	9	3,177
		10,312
Diversified Financial Services — 1.5%
Berkshire Hathaway, Inc., Class B *	408	111,503
Diversified Telecommunication Services — 1.2%
AT&T, Inc.	1,616	33,873
SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. Morgan Equity Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Diversified Telecommunication Services — continued
Lumen Technologies, Inc.	210	2,290
Verizon Communications, Inc.	948	48,112
		84,275
Electric Utilities — 1.9%
Alliant Energy Corp.	57	3,319
American Electric Power Co., Inc.	116	11,122
Constellation Energy Corp.	74	4,223
Duke Energy Corp.	174	18,633
Edison International	86	5,442
Entergy Corp.	46	5,171
Evergy, Inc.	52	3,380
Eversource Energy	78	6,576
Exelon Corp.	221	10,028
FirstEnergy Corp.	129	4,948
NextEra Energy, Inc.	443	34,351
NRG Energy, Inc.	53	2,045
Pinnacle West Capital Corp.	25	1,865
PPL Corp.	166	4,507
Southern Co. (The)	240	17,104
Xcel Energy, Inc.	123	8,700
		141,414
Electrical Equipment — 0.5%
AMETEK, Inc.	52	5,728
Eaton Corp. plc	90	11,348
Emerson Electric Co.	134	10,666
Generac Holdings, Inc. *	15	3,034
Rockwell Automation, Inc.	26	5,231
		36,007
Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	135	8,678
CDW Corp.	30	4,806
Corning, Inc.	172	5,407
Keysight Technologies, Inc. *	41	5,663
TE Connectivity Ltd. (Switzerland)	73	8,229
Teledyne Technologies, Inc. *	11	3,966
Trimble, Inc. *	56	3,288
Zebra Technologies Corp., Class A *	12	3,485
		43,522
Energy Equipment & Services — 0.3%
Baker Hughes Co.	211	6,096
INVESTMENTS	SHARES (000)	VALUE ($000)

Energy Equipment & Services — continued
Halliburton Co.	204	6,385
Schlumberger NV	319	11,410
		23,891
Entertainment — 1.3%
Activision Blizzard, Inc.	177	13,742
Electronic Arts, Inc.	63	7,723
Live Nation Entertainment, Inc. *	31	2,553
Netflix, Inc. *	100	17,538
Take-Two Interactive Software, Inc. *	36	4,373
Walt Disney Co. (The) *	411	38,816
Warner Bros Discovery, Inc. *	499	6,690
		91,435
Equity Real Estate Investment Trusts (REITs) — 2.8%
Alexandria Real Estate Equities, Inc. *	34	4,863
American Tower Corp.	105	26,812
AvalonBay Communities, Inc.	32	6,131
Boston Properties, Inc.	32	2,864
Camden Property Trust	24	3,234
Crown Castle International Corp.	98	16,460
Digital Realty Trust, Inc.	64	8,343
Duke Realty Corp.	87	4,769
Equinix, Inc.	21	13,500
Equity Residential	77	5,579
Essex Property Trust, Inc.	15	3,857
Extra Space Storage, Inc.	30	5,157
Federal Realty OP LP	16	1,545
Healthpeak Properties, Inc.	122	3,156
Host Hotels & Resorts, Inc.	161	2,530
Iron Mountain, Inc.	66	3,194
Kimco Realty Corp.	140	2,758
Mid-America Apartment Communities, Inc.	26	4,551
Prologis, Inc.	167	19,660
Public Storage	34	10,779
Realty Income Corp.	136	9,270
Regency Centers Corp.	35	2,077
SBA Communications Corp.	24	7,790
Simon Property Group, Inc.	74	7,035
UDR, Inc.	68	3,111
Ventas, Inc.	90	4,640
VICI Properties, Inc. (b)	217	6,476
Vornado Realty Trust	36	1,027
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Equity Funds	43

JPMorgan Equity Index Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Equity Real Estate Investment Trusts (REITs) — continued
Welltower, Inc.	102	8,439
Weyerhaeuser Co.	168	5,566
		205,173
Food & Staples Retailing — 1.5%
Costco Wholesale Corp.	100	47,954
Kroger Co. (The)	148	7,009
Sysco Corp.	115	9,743
Walgreens Boots Alliance, Inc.	162	6,134
Walmart, Inc.	317	38,531
		109,371
Food Products — 1.1%
Archer-Daniels-Midland Co.	127	9,857
Campbell Soup Co.	46	2,193
Conagra Brands, Inc.	108	3,709
General Mills, Inc.	136	10,257
Hershey Co. (The)	33	7,091
Hormel Foods Corp. (b)	64	3,030
JM Smucker Co. (The)	24	3,134
Kellogg Co.	57	4,081
Kraft Heinz Co. (The)	160	6,112
Lamb Weston Holdings, Inc.	33	2,330
McCormick & Co., Inc. (Non-Voting)	57	4,702
Mondelez International, Inc., Class A	312	19,397
Tyson Foods, Inc., Class A	66	5,664
		81,557
Gas Utilities — 0.0% ^
Atmos Energy Corp.	31	3,518
Health Care Equipment & Supplies — 2.7%
Abbott Laboratories	395	42,945
ABIOMED, Inc. *	10	2,546
Align Technology, Inc. *	16	3,915
Baxter International, Inc.	114	7,301
Becton Dickinson and Co.	64	15,864
Boston Scientific Corp. *	323	12,027
Cooper Cos., Inc. (The)	11	3,485
Dentsply Sirona, Inc.	49	1,738
Dexcom, Inc. *	89	6,604
Edwards Lifesciences Corp. *	140	13,346
Hologic, Inc. *	56	3,901
IDEXX Laboratories, Inc. *	19	6,651
Intuitive Surgical, Inc. *	81	16,264
Medtronic plc	303	27,180
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued
ResMed, Inc.	33	6,923
STERIS plc	23	4,660
Stryker Corp.	76	15,114
Teleflex, Inc.	11	2,603
Zimmer Biomet Holdings, Inc.	47	4,970
		198,037
Health Care Providers & Services — 3.5%
AmerisourceBergen Corp.	34	4,817
Cardinal Health, Inc.	62	3,214
Centene Corp. *	132	11,171
Cigna Corp.	72	18,874
CVS Health Corp.	296	27,429
DaVita, Inc. *	14	1,093
Elevance Health, Inc.	54	26,263
HCA Healthcare, Inc.	51	8,632
Henry Schein, Inc. *	31	2,391
Humana, Inc.	29	13,366
Laboratory Corp. of America Holdings	21	4,904
McKesson Corp.	33	10,705
Molina Healthcare, Inc. *	13	3,705
Quest Diagnostics, Inc.	26	3,523
UnitedHealth Group, Inc.	212	108,779
Universal Health Services, Inc., Class B	15	1,526
		250,392
Hotels, Restaurants & Leisure — 1.8%
Booking Holdings, Inc. *	9	16,038
Caesars Entertainment, Inc. *	48	1,853
Carnival Corp. * (b)	183	1,585
Chipotle Mexican Grill, Inc. *	6	8,251
Darden Restaurants, Inc.	28	3,185
Domino's Pizza, Inc.	8	3,171
Expedia Group, Inc. *	34	3,245
Hilton Worldwide Holdings, Inc.	63	7,002
Las Vegas Sands Corp. *	78	2,607
Marriott International, Inc., Class A	62	8,441
McDonald's Corp.	167	41,216
MGM Resorts International	80	2,311
Norwegian Cruise Line Holdings Ltd. * (b)	95	1,052
Penn National Gaming, Inc. *	37	1,123
Royal Caribbean Cruises Ltd. *	51	1,768
Starbucks Corp.	259	19,778
SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. Morgan Equity Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Hotels, Restaurants & Leisure — continued
Wynn Resorts Ltd. *	24	1,357
Yum! Brands, Inc.	64	7,307
		131,290
Household Durables — 0.3%
DR Horton, Inc.	72	4,786
Garmin Ltd.	34	3,384
Lennar Corp., Class A	58	4,120
Mohawk Industries, Inc. *	12	1,441
Newell Brands, Inc.	83	1,582
NVR, Inc. *	1	2,795
PulteGroup, Inc.	54	2,126
Whirlpool Corp. (b)	13	1,965
		22,199
Household Products — 1.5%
Church & Dwight Co., Inc.	55	5,078
Clorox Co. (The)	28	3,917
Colgate-Palmolive Co.	189	15,159
Kimberly-Clark Corp.	76	10,279
Procter & Gamble Co. (The)	541	77,880
		112,313
Independent Power and Renewable Electricity Producers — 0.0% ^
AES Corp. (The)	151	3,168
Industrial Conglomerates — 0.8%
3M Co.	128	16,624
General Electric Co.	249	15,820
Honeywell International, Inc.	154	26,709
		59,153
Insurance — 2.2%
Aflac, Inc.	134	7,402
Allstate Corp. (The)	62	7,867
American International Group, Inc.	179	9,144
Aon plc, Class A	48	12,930
Arthur J Gallagher & Co.	47	7,732
Assurant, Inc.	12	2,110
Brown & Brown, Inc.	53	3,085
Chubb Ltd.	96	18,803
Cincinnati Financial Corp.	34	4,005
Everest Re Group Ltd.	9	2,495
Globe Life, Inc.	20	1,996
Hartford Financial Services Group, Inc. (The)	74	4,857
Lincoln National Corp.	37	1,706
INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — continued
Loews Corp.	44	2,601
Marsh & McLennan Cos., Inc.	113	17,590
MetLife, Inc.	156	9,798
Principal Financial Group, Inc.	53	3,543
Progressive Corp. (The)	132	15,351
Prudential Financial, Inc.	85	8,100
Travelers Cos., Inc. (The)	54	9,162
Willis Towers Watson plc	25	4,968
WR Berkley Corp.	47	3,228
		158,473
Interactive Media & Services — 5.2%
Alphabet, Inc., Class A *	68	147,961
Alphabet, Inc., Class C *	62	136,175
Match Group, Inc. *	65	4,493
Meta Platforms, Inc., Class A *	518	83,486
Twitter, Inc. *	172	6,438
		378,553
Internet & Direct Marketing Retail — 3.0%
Amazon.com, Inc. *	1,975	209,789
eBay, Inc.	126	5,266
Etsy, Inc. *	29	2,101
		217,156
IT Services — 4.3%
Accenture plc, Class A	143	39,700
Akamai Technologies, Inc. *	36	3,305
Automatic Data Processing, Inc.	94	19,807
Broadridge Financial Solutions, Inc.	26	3,772
Cognizant Technology Solutions Corp., Class A	118	7,940
DXC Technology Co. *	55	1,673
EPAM Systems, Inc. *	13	3,803
Fidelity National Information Services, Inc.	138	12,639
Fiserv, Inc. *	131	11,684
FleetCor Technologies, Inc. *	17	3,668
Gartner, Inc. *	18	4,397
Global Payments, Inc.	64	7,032
International Business Machines Corp.	203	28,667
Jack Henry & Associates, Inc.	16	2,961
Mastercard, Inc., Class A	194	61,160
Paychex, Inc.	73	8,259
PayPal Holdings, Inc. *	261	18,257
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Equity Funds	45

JPMorgan Equity Index Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
IT Services — continued
VeriSign, Inc. *	22	3,600
Visa, Inc., Class A	372	73,146
		315,470
Leisure Products — 0.0% ^
Hasbro, Inc.	30	2,423
Life Sciences Tools & Services — 1.9%
Agilent Technologies, Inc.	68	8,046
Bio-Rad Laboratories, Inc., Class A *	5	2,419
Bio-Techne Corp.	9	3,070
Charles River Laboratories International, Inc. *	11	2,454
Danaher Corp.	146	37,033
Illumina, Inc. *	35	6,538
IQVIA Holdings, Inc. *	43	9,272
Mettler-Toledo International, Inc. *	5	5,882
PerkinElmer, Inc.	29	4,050
Thermo Fisher Scientific, Inc.	88	48,009
Waters Corp. *	14	4,501
West Pharmaceutical Services, Inc.	17	5,056
		136,330
Machinery — 1.5%
Caterpillar, Inc.	120	21,524
Cummins, Inc.	32	6,164
Deere & Co.	63	18,873
Dover Corp.	33	3,948
Fortive Corp.	81	4,400
IDEX Corp.	17	3,116
Illinois Tool Works, Inc.	64	11,660
Ingersoll Rand, Inc.	92	3,856
Nordson Corp.	12	2,463
Otis Worldwide Corp.	95	6,745
PACCAR, Inc.	79	6,463
Parker-Hannifin Corp.	29	7,130
Pentair plc	37	1,709
Snap-on, Inc.	12	2,374
Stanley Black & Decker, Inc.	34	3,574
Westinghouse Air Brake Technologies Corp.	41	3,384
Xylem, Inc.	41	3,178
		110,561
Media — 0.9%
Charter Communications, Inc., Class A *	26	12,250
Comcast Corp., Class A	1,009	39,601
DISH Network Corp., Class A *	57	1,015
INVESTMENTS	SHARES (000)	VALUE ($000)

Media — continued
Fox Corp., Class A	70	2,263
Fox Corp., Class B	33	969
Interpublic Group of Cos., Inc. (The)	89	2,446
News Corp., Class A	88	1,366
News Corp., Class B	27	432
Omnicom Group, Inc.	46	2,954
Paramount Global, Class B	137	3,390
		66,686
Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	327	9,573
Newmont Corp.	179	10,690
Nucor Corp.	60	6,271
		26,534
Multiline Retail — 0.5%
Dollar General Corp.	52	12,676
Dollar Tree, Inc. *	51	7,920
Target Corp.	104	14,742
		35,338
Multi-Utilities — 1.0%
Ameren Corp.	58	5,267
CenterPoint Energy, Inc.	142	4,203
CMS Energy Corp.	65	4,421
Consolidated Edison, Inc.	80	7,606
Dominion Energy, Inc.	183	14,616
DTE Energy Co.	44	5,543
NiSource, Inc.	92	2,702
Public Service Enterprise Group, Inc.	113	7,132
Sempra Energy	71	10,662
WEC Energy Group, Inc.	71	7,166
		69,318
Oil, Gas & Consumable Fuels — 4.0%
APA Corp.	76	2,665
Chevron Corp.	443	64,216
ConocoPhillips	292	26,223
Coterra Energy, Inc.	182	4,691
Devon Energy Corp.	139	7,636
Diamondback Energy, Inc.	38	4,563
EOG Resources, Inc.	132	14,602
Exxon Mobil Corp.	951	81,439
Hess Corp.	62	6,625
Kinder Morgan, Inc.	440	7,378
Marathon Oil Corp.	160	3,591
SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan Equity Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Oil, Gas & Consumable Fuels — continued
Marathon Petroleum Corp.	122	10,040
Occidental Petroleum Corp.	201	11,834
ONEOK, Inc.	101	5,596
Phillips 66	109	8,904
Pioneer Natural Resources Co.	51	11,332
Valero Energy Corp.	92	9,791
Williams Cos., Inc. (The)	275	8,581
		289,707
Personal Products — 0.2%
Estee Lauder Cos., Inc. (The), Class A	52	13,326
Pharmaceuticals — 4.8%
Bristol-Myers Squibb Co.	481	37,007
Catalent, Inc. *	40	4,340
Eli Lilly & Co.	178	57,722
Johnson & Johnson	594	105,444
Merck & Co., Inc.	571	52,045
Organon & Co.	57	1,932
Pfizer, Inc.	1,267	66,408
Viatris, Inc.	274	2,865
Zoetis, Inc.	106	18,262
		346,025
Professional Services — 0.3%
Equifax, Inc.	27	5,048
Jacobs Engineering Group, Inc.	29	3,691
Leidos Holdings, Inc.	31	3,107
Nielsen Holdings plc	81	1,885
Robert Half International, Inc.	25	1,868
Verisk Analytics, Inc.	36	6,170
		21,769
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A *	74	5,431
Road & Rail — 0.9%
CSX Corp.	491	14,263
JB Hunt Transport Services, Inc.	19	2,980
Norfolk Southern Corp.	54	12,229
Old Dominion Freight Line, Inc.	20	5,312
Union Pacific Corp.	142	30,237
		65,021
Semiconductors & Semiconductor Equipment — 5.2%
Advanced Micro Devices, Inc. *	366	27,974
Analog Devices, Inc.	118	17,258
INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued
Applied Materials, Inc.	199	18,143
Broadcom, Inc.	92	44,775
Enphase Energy, Inc. *	31	5,951
Intel Corp.	923	34,531
KLA Corp.	34	10,749
Lam Research Corp.	31	13,344
Microchip Technology, Inc.	126	7,290
Micron Technology, Inc.	252	13,935
Monolithic Power Systems, Inc.	10	3,801
NVIDIA Corp.	565	85,688
NXP Semiconductors NV (China)	59	8,774
ON Semiconductor Corp. *	98	4,935
Qorvo, Inc. *	25	2,309
QUALCOMM, Inc.	253	32,297
Skyworks Solutions, Inc.	36	3,365
SolarEdge Technologies, Inc. *	13	3,422
Teradyne, Inc.	36	3,238
Texas Instruments, Inc.	208	31,984
		373,763
Software — 8.9%
Adobe, Inc. *	107	39,045
ANSYS, Inc. *	20	4,699
Autodesk, Inc. *	49	8,444
Cadence Design Systems, Inc. *	62	9,339
Ceridian HCM Holding, Inc. *	31	1,460
Citrix Systems, Inc.	28	2,736
Fortinet, Inc. *	151	8,509
Intuit, Inc.	64	24,607
Microsoft Corp.	1,688	433,613
NortonLifeLock, Inc.	131	2,885
Oracle Corp.	355	24,829
Paycom Software, Inc. *	11	3,045
PTC, Inc. *	24	2,527
Roper Technologies, Inc.	24	9,436
Salesforce, Inc. *	224	37,015
ServiceNow, Inc. *	45	21,518
Synopsys, Inc. *	35	10,496
Tyler Technologies, Inc. *	9	3,113
		647,316
Specialty Retail — 2.1%
Advance Auto Parts, Inc.	14	2,387
AutoZone, Inc. *	5	9,630
Bath & Body Works, Inc.	54	1,449
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Equity Funds	47

JPMorgan Equity Index Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialty Retail — continued
Best Buy Co., Inc.	46	2,980
CarMax, Inc. *	36	3,279
Home Depot, Inc. (The)	233	63,980
Lowe's Cos., Inc.	149	26,068
O'Reilly Automotive, Inc. *	15	9,373
Ross Stores, Inc.	79	5,571
TJX Cos., Inc. (The)	265	14,807
Tractor Supply Co.	25	4,896
Ulta Beauty, Inc. *	12	4,545
		148,965
Technology Hardware, Storage & Peripherals — 6.8%
Apple, Inc.	3,471	474,552
Hewlett Packard Enterprise Co.	293	3,892
HP, Inc.	238	7,795
NetApp, Inc.	50	3,277
Seagate Technology Holdings plc	45	3,188
Western Digital Corp. *	71	3,169
		495,873
Textiles, Apparel & Luxury Goods — 0.5%
NIKE, Inc., Class B	286	29,271
PVH Corp.	15	867
Ralph Lauren Corp.	11	937
Tapestry, Inc.	57	1,735
VF Corp.	73	3,219
		36,029
Tobacco — 0.7%
Altria Group, Inc.	409	17,072
Philip Morris International, Inc.	350	34,552
		51,624
Trading Companies & Distributors — 0.2%
Fastenal Co.	130	6,487
United Rentals, Inc. *	16	3,927
WW Grainger, Inc.	10	4,403
		14,817
Water Utilities — 0.1%
American Water Works Co., Inc.	41	6,104
INVESTMENTS	SHARES (000)	VALUE ($000)

Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc. *	133	17,894
Total Common Stocks (Cost $4,212,051)		7,201,860
Short Term Investments — 0.7%
Investment Companies — 0.6%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.31% (c) (d) (Cost $45,597)	45,597	45,597
Investment of Cash Collateral from Securities Loaned — 0.1%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (c) (d)	4,405	4,403
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (c) (d)	1,597	1,597
Total Investment of Cash Collateral from Securities Loaned (Cost $6,000)		6,000
Total Short Term Investments (Cost $51,597)		51,597
Total Investments — 99.9% (Cost $4,263,648)		7,253,457
Other Assets Less Liabilities — 0.1%		4,327
NET ASSETS — 100.0%		7,257,784

Percentages indicated are based on net assets.

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	Investment in affiliate. This security is included in an index in which the Fund, as an index fund, tracks.
(b)	The security or a portion of this security is on loan at June 30, 2022. The total value of securities on loan at June 30, 2022 is $5,442.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan Equity Funds	June 30, 2022

Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	287	09/16/2022	USD	54,473	(461)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Equity Funds	49

JPMorgan Equity Premium Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 82.5%
Aerospace & Defense — 1.4%
General Dynamics Corp.	89	19,709
Northrop Grumman Corp.	25	11,810
Raytheon Technologies Corp.	132	12,651
Textron, Inc.	81	4,968
		49,138
Air Freight & Logistics — 1.3%
United Parcel Service, Inc., Class B	264	48,191
Banks — 1.1%
US Bancorp	619	28,488
Wells Fargo & Co.	248	9,716
		38,204
Beverages — 3.5%
Coca-Cola Co. (The)	891	56,063
Constellation Brands, Inc., Class A	86	19,946
PepsiCo, Inc.	305	50,889
		126,898
Biotechnology — 3.3%
AbbVie, Inc.	386	59,182
Regeneron Pharmaceuticals, Inc. *	37	22,040
Vertex Pharmaceuticals, Inc. *	138	38,827
		120,049
Building Products — 1.0%
Trane Technologies plc	278	36,063
Capital Markets — 1.4%
Intercontinental Exchange, Inc.	176	16,506
S&P Global, Inc.	96	32,499
		49,005
Chemicals — 2.6%
Air Products and Chemicals, Inc.	117	27,986
Ecolab, Inc.	47	7,210
Linde plc (United Kingdom)	153	44,074
PPG Industries, Inc.	136	15,580
		94,850
Construction Materials — 0.2%
Martin Marietta Materials, Inc.	20	6,057
Consumer Finance — 0.3%
American Express Co.	73	10,137
Containers & Packaging — 0.6%
Avery Dennison Corp.	129	20,870
INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Financial Services — 1.0%
Berkshire Hathaway, Inc., Class B *	129	35,156
Diversified Telecommunication Services — 1.0%
Verizon Communications, Inc.	741	37,611
Electric Utilities — 4.9%
Alliant Energy Corp.	546	32,031
Duke Energy Corp.	118	12,603
Evergy, Inc.	228	14,882
Exelon Corp.	1,045	47,380
FirstEnergy Corp.	400	15,342
NextEra Energy, Inc.	486	37,646
Xcel Energy, Inc.	241	17,044
		176,928
Electrical Equipment — 1.2%
Eaton Corp. plc	333	41,983
Electronic Equipment, Instruments & Components — 0.5%
Keysight Technologies, Inc. *	142	19,640
Equity Real Estate Investment Trusts (REITs) — 2.7%
Camden Property Trust	103	13,815
Mid-America Apartment Communities, Inc.	57	9,986
Prologis, Inc.	220	25,923
Public Storage	83	25,840
SBA Communications Corp.	17	5,341
Sun Communities, Inc.	112	17,907
		98,812
Food & Staples Retailing — 1.9%
Costco Wholesale Corp.	56	26,681
Walmart, Inc.	343	41,693
		68,374
Food Products — 3.1%
Archer-Daniels-Midland Co.	77	5,987
Hershey Co. (The)	259	55,717
Mondelez International, Inc., Class A	786	48,769
		110,473
Health Care Equipment & Supplies — 0.2%
Boston Scientific Corp. *	245	9,129
Health Care Providers & Services — 2.6%
Centene Corp. *	180	15,191
Elevance Health, Inc.	41	19,615
UnitedHealth Group, Inc.	112	57,757
		92,563
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan Large Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Hotels, Restaurants & Leisure — 0.8%
McDonald's Corp.	119	29,417
Household Products — 2.5%
Kimberly-Clark Corp.	302	40,915
Procter & Gamble Co. (The)	333	47,855
		88,770
Insurance — 5.6%
Aon plc, Class A	116	31,204
Arthur J Gallagher & Co.	304	49,553
Hartford Financial Services Group, Inc. (The)	253	16,536
Progressive Corp. (The)	523	60,875
Travelers Cos., Inc. (The)	270	45,735
		203,903
Interactive Media & Services — 1.3%
Alphabet, Inc., Class A *	22	47,371
Internet & Direct Marketing Retail — 0.7%
Amazon.com, Inc. *	256	27,207
IT Services — 6.4%
Accenture plc, Class A	149	41,484
Automatic Data Processing, Inc.	145	30,491
FleetCor Technologies, Inc. *	27	5,786
International Business Machines Corp.	77	10,810
Jack Henry & Associates, Inc.	275	49,436
Mastercard, Inc., Class A	153	48,177
Visa, Inc., Class A	231	45,447
		231,631
Life Sciences Tools & Services — 1.6%
Danaher Corp.	32	7,945
Thermo Fisher Scientific, Inc.	90	49,076
		57,021
Machinery — 2.4%
Deere & Co.	84	25,164
Dover Corp.	323	39,146
Otis Worldwide Corp.	304	21,476
		85,786
Media — 1.7%
Charter Communications, Inc., Class A *	37	17,260
Comcast Corp., Class A	1,133	44,450
		61,710
Multi-Utilities — 3.4%
Ameren Corp.	386	34,902
INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — continued
CMS Energy Corp.	36	2,426
Consolidated Edison, Inc.	250	23,743
DTE Energy Co.	177	22,477
Sempra Energy	30	4,569
WEC Energy Group, Inc.	345	34,682
		122,799
Oil, Gas & Consumable Fuels — 2.7%
Chevron Corp.	175	25,337
Exxon Mobil Corp.	510	43,660
TC Energy Corp. (Canada)	534	27,667
		96,664
Pharmaceuticals — 5.1%
Bristol-Myers Squibb Co.	757	58,307
Eli Lilly & Co.	156	50,582
Johnson & Johnson	268	47,533
Merck & Co., Inc.	286	26,061
		182,483
Professional Services — 0.6%
Booz Allen Hamilton Holding Corp.	177	16,009
Leidos Holdings, Inc.	53	5,327
		21,336
Road & Rail — 3.7%
Norfolk Southern Corp.	197	44,819
Old Dominion Freight Line, Inc.	190	48,859
Union Pacific Corp.	188	40,035
		133,713
Semiconductors & Semiconductor Equipment — 1.7%
Analog Devices, Inc.	109	15,925
Texas Instruments, Inc.	288	44,322
		60,247
Software — 1.9%
Intuit, Inc.	50	19,265
Microsoft Corp.	192	49,290
		68,555
Specialty Retail — 2.7%
AutoZone, Inc. *	6	13,514
Lowe's Cos., Inc.	224	39,160
O'Reilly Automotive, Inc. *	73	45,726
		98,400
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	51

JPMorgan Equity Premium Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Technology Hardware, Storage & Peripherals — 0.1%
Apple, Inc.	40	5,480
Textiles, Apparel & Luxury Goods — 0.4%
NIKE, Inc., Class B	155	15,880
Tobacco — 0.9%
Altria Group, Inc.	327	13,646
Philip Morris International, Inc.	194	19,158
		32,804
Wireless Telecommunication Services — 0.5%
T-Mobile US, Inc. *	124	16,703
Total Common Stocks (Cost $3,039,770)		2,978,011
	PRINCIPAL AMOUNT ($000)
Equity-Linked Notes — 14.6%
BNP Paribas, ELN, 76.60%, 7/25/2022, (linked to S&P 500 Index) (a)	11	40,569
BNP Paribas, ELN, 79.00%, 8/5/2022, (linked to S&P 500 Index) (a)	14	55,808
BofA Finance LLC, ELN, 81.02%, 8/1/2022, (linked to S&P 500 Index) (a)	13	50,441
Canadian Imperial Bank of Commerce, ELN, 68.70%, 7/11/2022, (linked to S&P 500 Index) (Canada) (a)	16	61,156
Citigroup Global Markets Holdings, Inc., ELN, 79.90%, 7/29/2022, (linked to S&P 500 Index) (a)	13	50,645
Credit Suisse AG, ELN, 65.60%, 7/18/2022, (linked to S&P 500 Index) (Switzerland) (a)	15	56,831
Credit Suisse AG, ELN, 67.80%, 7/8/2022, (linked to S&P 500 Index) (Switzerland) (a)	16	60,411
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

GS Finance Corp., ELN, 84.4%, 7/22/2022, (linked to S&P 500 Index) (a)	11	40,720
Societe Generale SA, ELN, 64.80%, 7/15/2022, (linked to S&P 500 Index) (a)	14	56,038
UBS AG, ELN, 78.20%, 8/8/2022, (linked to S&P 500 Index) (Switzerland) (a)	14	55,748
Total Equity-Linked Notes (Cost $539,993)		528,367
	SHARES (000)
Short Term Investments — 2.2%
Investment Companies — 2.2%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (b) (c) (Cost $80,015)	80,001	80,017
Total Investments — 99.3% (Cost $3,659,778)		3,586,395
Other Assets Less Liabilities — 0.7%		24,196
NET ASSETS — 100.0%		3,610,591

Percentages indicated are based on net assets.

Abbreviations
ELN	Equity-Linked Note

*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	136	09/16/2022	USD	25,813	144

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan Large Cap Funds	June 30, 2022

JPMorgan Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.6%
Aerospace & Defense — 1.3%
Northrop Grumman Corp.	104	49,778
Raytheon Technologies Corp.	1,201	115,441
Textron, Inc.	667	40,746
		205,965
Air Freight & Logistics — 1.4%
FedEx Corp.	245	55,492
United Parcel Service, Inc., Class B	916	167,238
		222,730
Airlines — 0.1%
Southwest Airlines Co. *	668	24,129
Auto Components — 0.2%
Aptiv plc *	138	12,278
Magna International, Inc. (Canada)	447	24,537
		36,815
Automobiles — 1.8%
General Motors Co. *	802	25,465
Rivian Automotive, Inc., Class A *	160	4,114
Tesla, Inc. * (a)	398	268,392
		297,971
Banks — 3.7%
Bank of America Corp. (a)	5,791	180,285
Citigroup, Inc.	484	22,248
Fifth Third Bancorp	1,293	43,448
SVB Financial Group *	50	19,655
Truist Financial Corp.	1,158	54,938
US Bancorp	2,373	109,212
Wells Fargo & Co. (a)	4,485	175,678
		605,464
Beverages — 2.1%
Coca-Cola Co. (The) (a)	3,347	210,577
Constellation Brands, Inc., Class A	282	65,780
PepsiCo, Inc.	415	69,064
		345,421
Biotechnology — 2.9%
AbbVie, Inc. (a)	1,542	236,104
Biogen, Inc. * (a)	158	32,232
BioMarin Pharmaceutical, Inc. *	118	9,787
Neurocrine Biosciences, Inc. *	120	11,678
INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued
Regeneron Pharmaceuticals, Inc. *	150	88,843
Vertex Pharmaceuticals, Inc. *	341	96,030
		474,674
Building Products — 0.8%
Lennox International, Inc.	17	3,492
Masco Corp.	711	35,994
Trane Technologies plc	700	90,888
		130,374
Capital Markets — 2.1%
Intercontinental Exchange, Inc.	524	49,242
Morgan Stanley	924	70,305
S&P Global, Inc.	331	111,602
State Street Corp.	884	54,493
T. Rowe Price Group, Inc.	523	59,407
		345,049
Chemicals — 1.8%
Air Products and Chemicals, Inc.	115	27,537
Celanese Corp.	113	13,338
DuPont de Nemours, Inc.	484	26,914
Eastman Chemical Co.	562	50,441
Linde plc (United Kingdom)	426	122,382
PPG Industries, Inc.	493	56,413
		297,025
Commercial Services & Supplies — 0.1%
Cintas Corp. (a)	52	19,390
Communications Equipment — 0.1%
Motorola Solutions, Inc.	88	18,408
Construction Materials — 0.3%
Martin Marietta Materials, Inc.	140	41,864
Consumer Finance — 0.8%
American Express Co.	769	106,603
Capital One Financial Corp.	288	30,050
		136,653
Containers & Packaging — 0.2%
Avery Dennison Corp.	167	27,000
Diversified Financial Services — 1.5%
Berkshire Hathaway, Inc., Class B * (a)	878	239,558
Voya Financial, Inc.	245	14,596
		254,154
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	53

JPMorgan Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Diversified Telecommunication Services — 0.2%
Verizon Communications, Inc. (a)	705	35,775
Electric Utilities — 1.9%
Evergy, Inc.	329	21,446
Exelon Corp.	2,701	122,409
FirstEnergy Corp.	1,180	45,281
NextEra Energy, Inc. (a)	1,607	124,513
		313,649
Electrical Equipment — 0.6%
Eaton Corp. plc	791	99,612
Energy Equipment & Services — 0.1%
Baker Hughes Co.	583	16,837
Entertainment — 0.5%
Netflix, Inc. * (a)	308	53,910
Walt Disney Co. (The) *	296	27,950
		81,860
Equity Real Estate Investment Trusts (REITs) — 2.7%
Camden Property Trust	445	59,835
Duke Realty Corp.	210	11,550
Equinix, Inc.	76	49,815
Equity LifeStyle Properties, Inc.	470	33,089
Host Hotels & Resorts, Inc.	1,419	22,258
Kimco Realty Corp.	1,305	25,802
Prologis, Inc.	914	107,567
SBA Communications Corp.	113	36,166
Sun Communities, Inc.	272	43,339
UDR, Inc.	216	9,928
Ventas, Inc.	1,006	51,719
		451,068
Food & Staples Retailing — 1.3%
Costco Wholesale Corp.	288	138,287
Walmart, Inc.	559	67,939
		206,226
Food Products — 0.8%
Hershey Co. (The)	134	28,896
Mondelez International, Inc., Class A (a)	1,539	95,565
		124,461
Health Care Equipment & Supplies — 2.4%
Abbott Laboratories	715	77,726
ABIOMED, Inc. *	22	5,478
Baxter International, Inc.	1,108	71,154
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued
Boston Scientific Corp. * (a)	1,739	64,814
Dexcom, Inc. *	186	13,842
Intuitive Surgical, Inc. *	363	72,867
Medtronic plc (a)	458	41,061
Zimmer Biomet Holdings, Inc.	441	46,373
		393,315
Health Care Providers & Services — 3.6%
Centene Corp. *	1,222	103,432
Elevance Health, Inc.	211	101,957
Humana, Inc.	63	29,676
McKesson Corp.	140	45,506
UnitedHealth Group, Inc. (a)	594	304,988
		585,559
Hotels, Restaurants & Leisure — 2.0%
Booking Holdings, Inc. * (a)	34	59,583
Chipotle Mexican Grill, Inc. *	43	56,450
Expedia Group, Inc. *	294	27,852
Hilton Worldwide Holdings, Inc.	376	41,887
McDonald's Corp. (a)	512	126,501
Royal Caribbean Cruises Ltd. *	108	3,775
Yum! Brands, Inc.	152	17,276
		333,324
Household Durables — 0.5%
DR Horton, Inc.	69	4,574
Lennar Corp., Class A	814	57,452
PulteGroup, Inc.	124	4,898
Toll Brothers, Inc.	391	17,430
		84,354
Household Products — 1.4%
Kimberly-Clark Corp.	445	60,113
Procter & Gamble Co. (The) (a)	1,216	174,858
		234,971
Industrial Conglomerates — 0.3%
Honeywell International, Inc. (a)	298	51,743
Insurance — 2.2%
Aon plc, Class A	174	46,970
Arthur J Gallagher & Co.	150	24,521
Hartford Financial Services Group, Inc. (The)	1,193	78,073
Progressive Corp. (The)	1,167	135,618
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan Large Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Insurance — continued
Prudential Financial, Inc.	158	15,135
Travelers Cos., Inc. (The)	387	65,370
		365,687
Interactive Media & Services — 5.8%
Alphabet, Inc., Class A *	196	425,581
Alphabet, Inc., Class C *	147	321,533
Meta Platforms, Inc., Class A * (a)	1,227	197,896
ZoomInfo Technologies, Inc., Class A *	485	16,128
		961,138
Internet & Direct Marketing Retail — 3.1%
Amazon.com, Inc. *	4,855	515,620
IT Services — 4.4%
Accenture plc, Class A	545	151,410
Affirm Holdings, Inc. *	412	7,448
Automatic Data Processing, Inc.	216	45,306
FleetCor Technologies, Inc. *	224	47,050
Mastercard, Inc., Class A (a)	725	228,846
Visa, Inc., Class A (a)	1,251	246,271
		726,331
Life Sciences Tools & Services — 2.0%
Danaher Corp.	507	128,601
Thermo Fisher Scientific, Inc. (a)	366	198,654
		327,255
Machinery — 2.1%
Deere & Co.	442	132,410
Dover Corp.	274	33,254
Ingersoll Rand, Inc.	557	23,443
Otis Worldwide Corp.	1,116	78,896
Parker-Hannifin Corp.	278	68,260
Stanley Black & Decker, Inc.	92	9,597
		345,860
Media — 1.4%
Charter Communications, Inc., Class A * (a)	220	103,396
Comcast Corp., Class A (a)	3,169	124,342
Fox Corp., Class A	116	3,723
Interpublic Group of Cos., Inc. (The)	201	5,536
		236,997
INVESTMENTS	SHARES (000)	VALUE ($000)

Metals & Mining — 0.2%
Freeport-McMoRan, Inc.	613	17,947
Nucor Corp.	148	15,421
		33,368
Multiline Retail — 0.1%
Dollar General Corp.	55	13,449
Multi-Utilities — 1.1%
Ameren Corp.	611	55,210
CenterPoint Energy, Inc.	1,706	50,473
Sempra Energy	517	77,618
		183,301
Oil, Gas & Consumable Fuels — 4.1%
Cheniere Energy, Inc.	187	24,916
Chevron Corp. (a)	955	138,292
ConocoPhillips	1,810	162,589
Diamondback Energy, Inc.	772	93,467
EOG Resources, Inc. (a)	856	94,499
Exxon Mobil Corp.	805	68,967
Phillips 66	298	24,399
Pioneer Natural Resources Co. (a)	320	71,409
		678,538
Pharmaceuticals — 4.2%
Bristol-Myers Squibb Co. (a)	2,316	178,344
Eli Lilly & Co. (a)	559	181,400
Johnson & Johnson (a)	1,047	185,898
Merck & Co., Inc.	912	83,159
Pfizer, Inc.	1,068	55,971
		684,772
Professional Services — 0.5%
Booz Allen Hamilton Holding Corp.	274	24,724
Leidos Holdings, Inc.	543	54,705
		79,429
Road & Rail — 1.0%
Lyft, Inc., Class A *	264	3,507
Norfolk Southern Corp. (a)	404	91,844
Uber Technologies, Inc. *	367	7,510
Union Pacific Corp.	293	62,538
		165,399
Semiconductors & Semiconductor Equipment — 5.6%
Advanced Micro Devices, Inc. * (a)	1,405	107,452
Analog Devices, Inc.	916	133,802
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	55

JPMorgan Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Semiconductors & Semiconductor Equipment — continued
Applied Materials, Inc.	153	13,887
Lam Research Corp.	249	106,291
Microchip Technology, Inc.	980	56,924
Micron Technology, Inc.	554	30,603
NVIDIA Corp. (a)	1,122	170,171
NXP Semiconductors NV (China)	652	96,479
QUALCOMM, Inc.	351	44,872
Texas Instruments, Inc. (a)	1,093	167,924
		928,405
Software — 8.8%
Adobe, Inc. *	230	84,340
Fortinet, Inc. *	353	19,980
Intuit, Inc. (a)	290	111,878
Microsoft Corp. (a)	4,380	1,124,932
Oracle Corp.	518	36,172
Salesforce, Inc. * (a)	278	45,854
Workday, Inc., Class A *	179	24,919
		1,448,075
Specialty Retail — 2.8%
AutoNation, Inc. *	113	12,629
AutoZone, Inc. * (a)	19	39,550
Best Buy Co., Inc. (a)	738	48,133
Burlington Stores, Inc. *	88	11,975
Home Depot, Inc. (The) (a)	197	54,045
Lowe's Cos., Inc. (a)	871	152,053
O'Reilly Automotive, Inc. *	140	88,499
TJX Cos., Inc. (The) (a)	923	51,566
		458,450
Technology Hardware, Storage & Peripherals — 6.9%
Apple, Inc. (a)	7,854	1,073,848
Seagate Technology Holdings plc	998	71,276
		1,145,124
Textiles, Apparel & Luxury Goods — 0.5%
NIKE, Inc., Class B	826	84,419
INVESTMENTS	SHARES (000)	VALUE ($000)

Tobacco — 0.8%
Altria Group, Inc. (a)	1,392	58,136
Philip Morris International, Inc.	780	76,999
		135,135
Wireless Telecommunication Services — 0.5%
T-Mobile US, Inc. *	615	82,770
Total Common Stocks (Cost $12,971,764)		16,095,362
	NO. OF CONTRACTS
Options Purchased — 3.0%
Put Options Purchased — 3.0%
Index Funds — 3.0%
S&P 500 Index
9/30/2022 at USD 3,580.00, European Style
Notional Amount: USD 16,473,974
Counterparty: Exchange-Traded * (Cost $524,372)	43,520	503,744
Total Put Options Purchased (Cost $524,372)		503,744
Total Options Purchased (Cost $524,372)		503,744
Total Investments — 100.6% (Cost $13,496,136)		16,599,106
Liabilities in Excess of Other Assets — (0.6)%		(104,772)
NET ASSETS — 100.0%		16,494,334

Percentages indicated are based on net assets.

Abbreviations
USD	United States Dollar

*	Non-income producing security.
(a)	All or a portion of the security is segregated for options written.
SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan Large Cap Funds	June 30, 2022

Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	2,520	09/16/2022	USD	478,296	3,514

Abbreviations
USD	United States Dollar

Written Call Options Contracts as of June 30, 2022 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	43,520	USD 16,473,974	USD 4,005.00	9/30/2022	(382,976)
Written Put Options Contracts as of June 30, 2022 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	43,520	USD 16,473,974	USD 3,020.00	9/30/2022	(118,592)
Total Written Options Contracts (Premiums Received $508,009)						(501,568)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	57

JPMorgan Hedged Equity 2 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 94.0%
Aerospace & Defense — 1.2%
Northrop Grumman Corp.	34	16,320
Raytheon Technologies Corp.	395	37,923
Textron, Inc.	219	13,392
		67,635
Air Freight & Logistics — 1.3%
FedEx Corp.	80	18,213
United Parcel Service, Inc., Class B	301	54,967
		73,180
Airlines — 0.1%
Southwest Airlines Co. *	219	7,927
Auto Components — 0.2%
Aptiv plc *	45	4,031
Magna International, Inc. (Canada)	147	8,060
		12,091
Automobiles — 1.7%
General Motors Co. *	263	8,364
Rivian Automotive, Inc., Class A *	57	1,468
Tesla, Inc. *	131	88,141
		97,973
Banks — 3.6%
Bank of America Corp.	1,914	59,583
Citigroup, Inc.	159	7,306
Fifth Third Bancorp	425	14,274
SVB Financial Group *	16	6,203
Truist Financial Corp.	389	18,466
US Bancorp	780	35,885
Wells Fargo & Co.	1,473	57,705
		199,422
Beverages — 2.0%
Coca-Cola Co. (The)	1,100	69,189
Constellation Brands, Inc., Class A	92	21,563
PepsiCo, Inc.	136	22,683
		113,435
Biotechnology — 2.8%
AbbVie, Inc.	506	77,552
Biogen, Inc. *	52	10,587
BioMarin Pharmaceutical, Inc. *	39	3,214
Neurocrine Biosciences, Inc. *	39	3,847
INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued
Regeneron Pharmaceuticals, Inc. *	50	29,272
Vertex Pharmaceuticals, Inc. *	112	31,597
		156,069
Building Products — 0.8%
Lennox International, Inc.	5	1,145
Masco Corp.	234	11,827
Trane Technologies plc	230	29,873
		42,845
Capital Markets — 2.0%
Intercontinental Exchange, Inc.	172	16,175
Morgan Stanley	297	22,626
S&P Global, Inc.	109	36,654
State Street Corp.	290	17,900
T. Rowe Price Group, Inc.	172	19,504
		112,859
Chemicals — 1.7%
Air Products and Chemicals, Inc.	38	9,072
Celanese Corp.	37	4,376
DuPont de Nemours, Inc.	159	8,812
Eastman Chemical Co.	184	16,563
Linde plc (United Kingdom)	140	40,279
PPG Industries, Inc.	162	18,531
		97,633
Commercial Services & Supplies — 0.1%
Cintas Corp.	17	6,370
Communications Equipment — 0.1%
Motorola Solutions, Inc.	29	6,032
Construction Materials — 0.2%
Martin Marietta Materials, Inc.	46	13,764
Consumer Finance — 0.8%
American Express Co.	253	34,993
Capital One Financial Corp.	95	9,920
		44,913
Containers & Packaging — 0.2%
Avery Dennison Corp.	55	8,892
Diversified Financial Services — 1.5%
Berkshire Hathaway, Inc., Class B *	288	78,691
Voya Financial, Inc.	81	4,786
		83,477
SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan Large Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Diversified Telecommunication Services — 0.2%
Verizon Communications, Inc.	217	11,033
Electric Utilities — 1.8%
Evergy, Inc.	104	6,798
Exelon Corp.	890	40,333
FirstEnergy Corp.	388	14,875
NextEra Energy, Inc.	528	40,905
		102,911
Electrical Equipment — 0.6%
Eaton Corp. plc	260	32,714
Energy Equipment & Services — 0.1%
Baker Hughes Co.	192	5,532
Entertainment — 0.5%
Netflix, Inc. *	101	17,720
Walt Disney Co. (The) *	97	9,167
		26,887
Equity Real Estate Investment Trusts (REITs) — 2.6%
Camden Property Trust	146	19,655
Duke Realty Corp.	69	3,796
Equinix, Inc.	25	16,428
Equity LifeStyle Properties, Inc.	154	10,863
Host Hotels & Resorts, Inc.	467	7,316
Kimco Realty Corp.	428	8,467
Prologis, Inc.	301	35,338
SBA Communications Corp.	37	11,892
Sun Communities, Inc.	89	14,236
UDR, Inc.	71	3,263
Ventas, Inc.	330	16,989
		148,243
Food & Staples Retailing — 1.2%
Costco Wholesale Corp.	95	45,458
Walmart, Inc.	183	22,304
		67,762
Food Products — 0.7%
Hershey Co. (The)	44	9,487
Mondelez International, Inc., Class A	506	31,398
		40,885
Health Care Equipment & Supplies — 2.3%
Abbott Laboratories	236	25,568
ABIOMED, Inc. *	7	1,795
Baxter International, Inc.	364	23,378
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued
Boston Scientific Corp. *	571	21,286
Dexcom, Inc. *	61	4,539
Intuitive Surgical, Inc. *	119	23,944
Medtronic plc	150	13,468
Zimmer Biomet Holdings, Inc.	139	14,557
		128,535
Health Care Providers & Services — 3.4%
Centene Corp. *	402	34,026
Elevance Health, Inc.	69	33,310
Humana, Inc.	21	9,754
McKesson Corp.	46	14,995
UnitedHealth Group, Inc. (a)	195	100,195
		192,280
Hotels, Restaurants & Leisure — 1.9%
Booking Holdings, Inc. *	11	19,641
Chipotle Mexican Grill, Inc. *	14	18,483
Expedia Group, Inc. *	97	9,152
Hilton Worldwide Holdings, Inc.	123	13,749
McDonald's Corp.	168	41,440
Royal Caribbean Cruises Ltd. *	36	1,246
Yum! Brands, Inc.	50	5,674
		109,385
Household Durables — 0.5%
DR Horton, Inc.	23	1,498
Lennar Corp., Class A	267	18,879
PulteGroup, Inc.	41	1,611
Toll Brothers, Inc.	128	5,725
		27,713
Household Products — 1.4%
Kimberly-Clark Corp.	146	19,753
Procter & Gamble Co. (The)	400	57,472
		77,225
Industrial Conglomerates — 0.3%
Honeywell International, Inc.	98	17,009
Insurance — 2.1%
Aon plc, Class A	57	15,216
Arthur J Gallagher & Co.	49	8,041
Hartford Financial Services Group, Inc. (The)	392	25,649
Progressive Corp. (The)	383	44,558
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	59

JPMorgan Hedged Equity 2 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Insurance — continued
Prudential Financial, Inc.	52	4,963
Travelers Cos., Inc. (The)	127	21,461
		119,888
Interactive Media & Services — 5.6%
Alphabet, Inc., Class A *	64	139,922
Alphabet, Inc., Class C *	48	105,789
Meta Platforms, Inc., Class A * (a)	403	65,042
ZoomInfo Technologies, Inc., Class A *	160	5,299
		316,052
Internet & Direct Marketing Retail — 3.0%
Amazon.com, Inc. *	1,597	169,626
IT Services — 4.2%
Accenture plc, Class A	179	49,716
Affirm Holdings, Inc. *	135	2,445
Automatic Data Processing, Inc.	71	14,902
FleetCor Technologies, Inc. *	74	15,446
Mastercard, Inc., Class A	238	75,184
Visa, Inc., Class A (a)	411	80,803
		238,496
Life Sciences Tools & Services — 1.9%
Danaher Corp.	167	42,263
Thermo Fisher Scientific, Inc.	120	65,202
		107,465
Machinery — 2.0%
Deere & Co.	145	43,484
Dover Corp.	93	11,278
Ingersoll Rand, Inc.	183	7,696
Otis Worldwide Corp.	367	25,958
Parker-Hannifin Corp.	91	22,397
Stanley Black & Decker, Inc.	30	3,153
		113,966
Media — 1.4%
Charter Communications, Inc., Class A *	73	33,953
Comcast Corp., Class A	1,040	40,822
Fox Corp., Class A	38	1,229
Interpublic Group of Cos., Inc. (The)	66	1,819
		77,823
INVESTMENTS	SHARES (000)	VALUE ($000)

Metals & Mining — 0.2%
Freeport-McMoRan, Inc.	201	5,896
Nucor Corp.	49	5,074
		10,970
Multiline Retail — 0.1%
Dollar General Corp.	18	4,439
Multi-Utilities — 1.1%
Ameren Corp.	203	18,313
CenterPoint Energy, Inc.	562	16,620
Sempra Energy	169	25,460
		60,393
Oil, Gas & Consumable Fuels — 4.0%
Cheniere Energy, Inc.	62	8,185
Chevron Corp.	314	45,446
ConocoPhillips	595	53,416
Diamondback Energy, Inc.	254	30,713
EOG Resources, Inc.	281	31,050
Exxon Mobil Corp.	264	22,641
Phillips 66	95	7,812
Pioneer Natural Resources Co.	105	23,464
		222,727
Pharmaceuticals — 4.0%
Bristol-Myers Squibb Co. (a)	761	58,595
Eli Lilly & Co.	183	59,438
Johnson & Johnson	344	61,045
Merck & Co., Inc.	299	27,259
Pfizer, Inc.	351	18,385
		224,722
Professional Services — 0.5%
Booz Allen Hamilton Holding Corp.	90	8,140
Leidos Holdings, Inc.	179	17,974
		26,114
Road & Rail — 1.0%
Lyft, Inc., Class A *	93	1,231
Norfolk Southern Corp.	133	30,173
Uber Technologies, Inc. *	116	2,377
Union Pacific Corp.	96	20,541
		54,322
Semiconductors & Semiconductor Equipment — 5.4%
Advanced Micro Devices, Inc. *	461	35,276
Analog Devices, Inc.	301	43,926
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan Large Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Semiconductors & Semiconductor Equipment — continued
Applied Materials, Inc.	49	4,461
Lam Research Corp.	82	34,949
Microchip Technology, Inc.	322	18,679
Micron Technology, Inc.	182	10,055
NVIDIA Corp.	368	55,873
NXP Semiconductors NV (China)	214	31,667
QUALCOMM, Inc.	116	14,772
Texas Instruments, Inc.	359	55,209
		304,867
Software — 8.5%
Adobe, Inc. *	76	27,698
Fortinet, Inc. *	115	6,524
Intuit, Inc.	96	36,863
Microsoft Corp. (a)	1,439	369,551
Oracle Corp.	170	11,890
Salesforce, Inc. *	91	15,078
Workday, Inc., Class A *	59	8,163
		475,767
Specialty Retail — 2.7%
AutoNation, Inc. *	37	4,147
AutoZone, Inc. *	6	13,138
Best Buy Co., Inc.	243	15,810
Burlington Stores, Inc. *	29	3,931
Home Depot, Inc. (The)	65	17,742
Lowe's Cos., Inc. (a)	286	49,958
O'Reilly Automotive, Inc. *	46	29,275
TJX Cos., Inc. (The)	303	16,950
		150,951
Technology Hardware, Storage & Peripherals — 6.7%
Apple, Inc. (a)	2,582	352,957
Seagate Technology Holdings plc	327	23,404
		376,361
Textiles, Apparel & Luxury Goods — 0.5%
NIKE, Inc., Class B	271	27,730
Tobacco — 0.8%
Altria Group, Inc.	457	19,099
Philip Morris International, Inc.	256	25,272
		44,371
INVESTMENTS	SHARES (000)	VALUE ($000)

Wireless Telecommunication Services — 0.5%
T-Mobile US, Inc. *	202	27,192
Total Common Stocks (Cost $5,921,651)		5,286,873
	NO. OF CONTRACTS
Options Purchased — 4.4%
Put Options Purchased — 4.4%
Index Funds — 4.4%
S&P 500 Index
7/29/2022 at USD 3,910.00, European Style
Notional Amount: USD 5,357,070
Counterparty: Exchange-Traded * (Cost $195,758)	14,152	250,491
Total Put Options Purchased (Cost $195,758)		250,491
Total Options Purchased (Cost $195,758)		250,491
	SHARES (000)
Short Term Investments — 3.8%
Investment Companies — 3.8%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c) (Cost $212,012)	212,012	212,012
Total Investments — 102.2% (Cost $6,329,421)		5,749,376
Liabilities in Excess of Other Assets — (2.2)%		(125,909)
NET ASSETS — 100.0%		5,623,467

Percentages indicated are based on net assets.

Abbreviations
USD	United States Dollar

*	Non-income producing security.
(a)	All or a portion of the security is segregated for options written.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	61

JPMorgan Hedged Equity 2 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	376	09/16/2022	USD	71,365	(100)

Abbreviations
USD	United States Dollar

Written Call Options Contracts as of June 30, 2022 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	14,152	USD 5,357,070	USD 4,360.00	7/29/2022	(1,557)
Written Put Options Contracts as of June 30, 2022 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	14,152	USD 5,357,070	USD 3,290.00	7/29/2022	(15,142)
Total Written Options Contracts (Premiums Received $191,908)						(16,699)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan Large Cap Funds	June 30, 2022

JPMorgan Hedged Equity 3 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 92.2%
Aerospace & Defense — 1.2%
Northrop Grumman Corp.	17	8,152
Raytheon Technologies Corp.	196	18,868
Textron, Inc.	109	6,656
		33,676
Air Freight & Logistics — 1.3%
FedEx Corp.	40	9,063
United Parcel Service, Inc., Class B	150	27,343
		36,406
Airlines — 0.1%
Southwest Airlines Co. *	109	3,944
Auto Components — 0.2%
Aptiv plc *	23	2,005
Magna International, Inc. (Canada)	73	4,011
		6,016
Automobiles — 1.7%
General Motors Co. *	131	4,162
Rivian Automotive, Inc., Class A *	25	629
Tesla, Inc. * (a)	65	43,881
		48,672
Banks — 3.5%
Bank of America Corp.	946	29,452
Citigroup, Inc.	79	3,620
Fifth Third Bancorp	211	7,100
SVB Financial Group *	8	3,219
Truist Financial Corp.	194	9,187
US Bancorp	388	17,854
Wells Fargo & Co.	732	28,670
		99,102
Beverages — 2.0%
Coca-Cola Co. (The) (a)	547	34,428
Constellation Brands, Inc., Class A	46	10,729
PepsiCo, Inc.	68	11,259
		56,416
Biotechnology — 2.7%
AbbVie, Inc.	251	38,529
Biogen, Inc. *	26	5,265
BioMarin Pharmaceutical, Inc. *	19	1,599
Neurocrine Biosciences, Inc. *	20	1,919
INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued
Regeneron Pharmaceuticals, Inc. *	25	14,573
Vertex Pharmaceuticals, Inc. *	56	15,730
		77,615
Building Products — 0.7%
Lennox International, Inc.	3	570
Masco Corp.	116	5,879
Trane Technologies plc	114	14,858
		21,307
Capital Markets — 2.0%
Intercontinental Exchange, Inc.	86	8,048
Morgan Stanley	148	11,278
S&P Global, Inc.	54	18,237
State Street Corp.	139	8,550
T. Rowe Price Group, Inc.	85	9,709
		55,822
Chemicals — 1.7%
Air Products and Chemicals, Inc.	19	4,502
Celanese Corp.	18	2,179
DuPont de Nemours, Inc.	79	4,396
Eastman Chemical Co.	92	8,248
Linde plc (United Kingdom)	69	20,020
PPG Industries, Inc.	81	9,223
		48,568
Commercial Services & Supplies — 0.1%
Cintas Corp.	8	3,173
Communications Equipment — 0.1%
Motorola Solutions, Inc.	14	3,006
Construction Materials — 0.2%
Martin Marietta Materials, Inc.	23	6,845
Consumer Finance — 0.8%
American Express Co.	126	17,400
Capital One Financial Corp.	47	4,900
		22,300
Containers & Packaging — 0.1%
Avery Dennison Corp.	27	4,420
Diversified Financial Services — 1.5%
Berkshire Hathaway, Inc., Class B * (a)	143	39,162
Voya Financial, Inc.	40	2,381
		41,543
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	63

JPMorgan Hedged Equity 3 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Diversified Telecommunication Services — 0.2%
Verizon Communications, Inc.	115	5,848
Electric Utilities — 1.8%
Evergy, Inc.	54	3,504
Exelon Corp.	442	20,049
FirstEnergy Corp.	192	7,372
NextEra Energy, Inc.	263	20,375
		51,300
Electrical Equipment — 0.6%
Eaton Corp. plc	129	16,277
Energy Equipment & Services — 0.1%
Baker Hughes Co.	95	2,752
Entertainment — 0.5%
Netflix, Inc. *	51	8,828
Walt Disney Co. (The) *	48	4,560
		13,388
Equity Real Estate Investment Trusts (REITs) — 2.6%
Camden Property Trust	73	9,783
Duke Realty Corp.	34	1,888
Equinix, Inc.	13	8,178
Equity LifeStyle Properties, Inc.	77	5,406
Host Hotels & Resorts, Inc.	232	3,640
Kimco Realty Corp.	213	4,213
Prologis, Inc.	149	17,580
SBA Communications Corp.	19	5,915
Sun Communities, Inc.	44	7,079
UDR, Inc.	35	1,622
Ventas, Inc.	164	8,452
		73,756
Food & Staples Retailing — 1.2%
Costco Wholesale Corp.	47	22,604
Walmart, Inc.	91	11,104
		33,708
Food Products — 0.7%
Hershey Co. (The)	22	4,719
Mondelez International, Inc., Class A	252	15,624
		20,343
Health Care Equipment & Supplies — 2.2%
Abbott Laboratories	117	12,691
ABIOMED, Inc. *	4	892
Baxter International, Inc.	181	11,623
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued
Boston Scientific Corp. *	284	10,590
Dexcom, Inc. *	30	2,269
Intuitive Surgical, Inc. *	59	11,916
Medtronic plc	72	6,460
Zimmer Biomet Holdings, Inc.	71	7,437
		63,878
Health Care Providers & Services — 3.4%
Centene Corp. *	200	16,917
Elevance Health, Inc.	35	16,699
Humana, Inc.	10	4,833
McKesson Corp.	23	7,460
UnitedHealth Group, Inc.	97	49,839
		95,748
Hotels, Restaurants & Leisure — 1.9%
Booking Holdings, Inc. *	6	9,789
Chipotle Mexican Grill, Inc. *	7	9,239
Expedia Group, Inc. *	48	4,564
Hilton Worldwide Holdings, Inc.	61	6,842
McDonald's Corp.	84	20,669
Royal Caribbean Cruises Ltd. *	18	620
Yum! Brands, Inc.	25	2,826
		54,549
Household Durables — 0.5%
DR Horton, Inc.	11	747
Lennar Corp., Class A	133	9,394
PulteGroup, Inc.	20	801
Toll Brothers, Inc.	64	2,849
		13,791
Household Products — 1.3%
Kimberly-Clark Corp.	73	9,830
Procter & Gamble Co. (The) (a)	199	28,593
		38,423
Industrial Conglomerates — 0.3%
Honeywell International, Inc.	49	8,448
Insurance — 2.1%
Aon plc, Class A	28	7,570
Arthur J Gallagher & Co.	23	3,753
Hartford Financial Services Group, Inc. (The)	195	12,761
Progressive Corp. (The)	191	22,217
SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan Large Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Insurance — continued
Prudential Financial, Inc.	26	2,466
Travelers Cos., Inc. (The)	63	10,679
		59,446
Interactive Media & Services — 5.5%
Alphabet, Inc., Class A *	32	69,579
Alphabet, Inc., Class C *	24	52,637
Meta Platforms, Inc., Class A *	201	32,356
ZoomInfo Technologies, Inc., Class A *	79	2,636
		157,208
Internet & Direct Marketing Retail — 2.9%
Amazon.com, Inc. *	794	84,309
IT Services — 4.2%
Accenture plc, Class A	89	24,730
Affirm Holdings, Inc. *	67	1,209
Automatic Data Processing, Inc.	35	7,406
FleetCor Technologies, Inc. *	37	7,681
Mastercard, Inc., Class A	119	37,411
Visa, Inc., Class A (a)	204	40,201
		118,638
Life Sciences Tools & Services — 1.9%
Danaher Corp.	83	21,010
Thermo Fisher Scientific, Inc.	60	32,405
		53,415
Machinery — 2.0%
Deere & Co.	72	21,625
Dover Corp.	45	5,429
Ingersoll Rand, Inc.	91	3,830
Otis Worldwide Corp.	183	12,915
Parker-Hannifin Corp.	45	11,142
Stanley Black & Decker, Inc.	15	1,546
		56,487
Media — 1.4%
Charter Communications, Inc., Class A *	36	16,880
Comcast Corp., Class A	518	20,323
Fox Corp., Class A	19	611
Interpublic Group of Cos., Inc. (The)	33	907
		38,721
INVESTMENTS	SHARES (000)	VALUE ($000)

Metals & Mining — 0.2%
Freeport-McMoRan, Inc.	100	2,934
Nucor Corp.	24	2,530
		5,464
Multiline Retail — 0.1%
Dollar General Corp.	9	2,217
Multi-Utilities — 1.0%
Ameren Corp.	100	9,023
CenterPoint Energy, Inc.	280	8,267
Sempra Energy	84	12,669
		29,959
Oil, Gas & Consumable Fuels — 3.9%
Cheniere Energy, Inc.	31	4,075
Chevron Corp.	156	22,611
ConocoPhillips (a)	296	26,578
Diamondback Energy, Inc.	126	15,281
EOG Resources, Inc.	140	15,453
Exxon Mobil Corp.	132	11,267
Phillips 66	47	3,886
Pioneer Natural Resources Co.	52	11,682
		110,833
Pharmaceuticals — 3.9%
Bristol-Myers Squibb Co.	378	29,101
Eli Lilly & Co.	91	29,610
Johnson & Johnson	171	30,366
Merck & Co., Inc.	149	13,574
Pfizer, Inc.	173	9,080
		111,731
Professional Services — 0.4%
Booz Allen Hamilton Holding Corp.	45	4,048
Leidos Holdings, Inc.	89	8,943
		12,991
Road & Rail — 0.9%
Lyft, Inc., Class A *	47	630
Norfolk Southern Corp.	66	15,009
Uber Technologies, Inc. *	56	1,145
Union Pacific Corp.	48	10,219
		27,003
Semiconductors & Semiconductor Equipment — 5.3%
Advanced Micro Devices, Inc. *	230	17,562
Analog Devices, Inc.	150	21,855
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	65

JPMorgan Hedged Equity 3 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Semiconductors & Semiconductor Equipment — continued
Applied Materials, Inc.	25	2,277
Lam Research Corp.	41	17,391
Microchip Technology, Inc.	160	9,297
Micron Technology, Inc.	91	5,005
NVIDIA Corp.	183	27,796
NXP Semiconductors NV (China)	106	15,759
QUALCOMM, Inc.	57	7,349
Texas Instruments, Inc.	179	27,465
		151,756
Software — 8.3%
Adobe, Inc. *	38	13,768
Fortinet, Inc. *	57	3,258
Intuit, Inc.	48	18,340
Microsoft Corp. (a)	716	183,857
Oracle Corp.	85	5,919
Salesforce, Inc. *	45	7,497
Workday, Inc., Class A *	29	4,067
		236,706
Specialty Retail — 2.6%
AutoNation, Inc. *	19	2,063
AutoZone, Inc. *	3	6,585
Best Buy Co., Inc.	121	7,867
Burlington Stores, Inc. *	14	1,952
Home Depot, Inc. (The)	32	8,821
Lowe's Cos., Inc.	142	24,861
O'Reilly Automotive, Inc. *	23	14,468
TJX Cos., Inc. (The)	151	8,434
		75,051
Technology Hardware, Storage & Peripherals — 6.6%
Apple, Inc. (a)	1,284	175,545
Seagate Technology Holdings plc	163	11,644
		187,189
Textiles, Apparel & Luxury Goods — 0.5%
NIKE, Inc., Class B	135	13,795
Tobacco — 0.8%
Altria Group, Inc.	227	9,484
Philip Morris International, Inc.	128	12,587
		22,071
INVESTMENTS	SHARES (000)	VALUE ($000)

Wireless Telecommunication Services — 0.5%
T-Mobile US, Inc. *	100	13,520
Total Common Stocks (Cost $2,946,892)		2,629,550
	NO. OF CONTRACTS
Options Purchased — 5.4%
Put Options Purchased — 5.4%
Index Funds — 5.4%
S&P 500 Index
8/31/2022 at USD 3,905.00, European Style
Notional Amount: USD 2,692,162
Counterparty: Exchange-Traded * (Cost $93,533)	7,112	152,908
Total Put Options Purchased (Cost $93,533)		152,908
Total Options Purchased (Cost $93,533)		152,908
	SHARES (000)
Short Term Investments — 2.1%
Investment Companies — 2.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c) (Cost $60,717)	60,717	60,717
Total Investments — 99.7% (Cost $3,101,142)		2,843,175
Other Assets Less Liabilities — 0.3%		8,118
NET ASSETS — 100.0%		2,851,293

Percentages indicated are based on net assets.

Abbreviations
USD	United States Dollar

*	Non-income producing security.
(a)	All or a portion of the security is segregated for options written.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan Large Cap Funds	June 30, 2022

Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	333	09/16/2022	USD	63,203	(303)

Abbreviations
USD	United States Dollar

Written Call Options Contracts as of June 30, 2022 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	7,112	USD 2,692,162	USD 4,350.00	8/31/2022	(5,192)
Written Put Options Contracts as of June 30, 2022 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	7,112	USD 2,692,162	USD 3,300.00	8/31/2022	(26,172)
Total Written Options Contracts (Premiums Received $81,615)						(31,364)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	67

JPMorgan Large Cap Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 94.0%
Air Freight & Logistics — 1.6%
United Parcel Service, Inc., Class B	2,802	511,389
Automobiles — 3.7%
Tesla, Inc. *	1,709	1,151,009
Banks — 1.2%
SVB Financial Group *	953	376,269
Beverages — 3.4%
Coca-Cola Co. (The)	14,305	899,896
Monster Beverage Corp. *	1,833	169,961
		1,069,857
Biotechnology — 7.9%
AbbVie, Inc.	7,503	1,149,114
Alnylam Pharmaceuticals, Inc. *	119	17,342
Amgen, Inc.	1,606	390,691
Exact Sciences Corp. *	764	30,086
Moderna, Inc. *	172	24,570
Regeneron Pharmaceuticals, Inc. *	1,006	594,908
Seagen, Inc. *	1,449	256,466
		2,463,177
Building Products — 0.8%
Trane Technologies plc	1,952	253,510
Capital Markets — 5.2%
Blackstone, Inc.	6,700	611,191
Charles Schwab Corp. (The)	9,126	576,569
Morgan Stanley	4,502	342,437
MSCI, Inc.	201	82,884
		1,613,081
Chemicals — 0.8%
Sherwin-Williams Co. (The)	1,144	256,153
Consumer Finance — 0.4%
Capital One Financial Corp.	1,192	124,205
Electrical Equipment — 0.7%
Rockwell Automation, Inc.	1,137	226,665
Electronic Equipment, Instruments & Components — 1.0%
Amphenol Corp., Class A	5,014	322,824
Health Care Equipment & Supplies — 1.2%
ABIOMED, Inc. *	182	45,121
Dexcom, Inc. *	1,709	127,357
Intuitive Surgical, Inc. *	1,021	204,910
		377,388
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — 6.8%
CVS Health Corp.	5,402	500,522
HCA Healthcare, Inc.	2,541	427,135
McKesson Corp.	2,601	848,577
UnitedHealth Group, Inc.	692	355,293
		2,131,527
Hotels, Restaurants & Leisure — 1.8%
Airbnb, Inc., Class A *	63	5,644
Chipotle Mexican Grill, Inc. *	169	220,273
Marriott International, Inc., Class A	2,463	334,977
		560,894
Interactive Media & Services — 7.2%
Alphabet, Inc., Class C *	956	2,090,900
Match Group, Inc. *	460	32,052
Meta Platforms, Inc., Class A *	845	136,212
Snap, Inc., Class A *	440	5,780
		2,264,944
Internet & Direct Marketing Retail — 2.0%
Amazon.com, Inc. *	5,682	603,496
Etsy, Inc. *	276	20,184
MercadoLibre, Inc. (Brazil) *	15	9,620
Wayfair, Inc., Class A * (a)	74	3,227
		636,527
IT Services — 1.7%
Block, Inc., Class A *	162	9,938
Cognizant Technology Solutions Corp., Class A	4,534	305,973
International Business Machines Corp.	1,170	165,276
MongoDB, Inc. *	213	55,325
Shopify, Inc., Class A (Canada) *	53	1,656
		538,168
Life Sciences Tools & Services — 0.4%
Thermo Fisher Scientific, Inc.	225	122,434
Machinery — 2.7%
Deere & Co.	2,786	834,449
Metals & Mining — 1.2%
Freeport-McMoRan, Inc.	13,084	382,834
Multiline Retail — 0.7%
Target Corp.	1,543	217,923
Oil, Gas & Consumable Fuels — 1.9%
ConocoPhillips	6,727	604,142
SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. Morgan Large Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Personal Products — 0.7%
Estee Lauder Cos., Inc. (The), Class A	783	199,400
Pharmaceuticals — 1.7%
Eli Lilly & Co.	1,675	543,118
Professional Services — 1.7%
Equifax, Inc.	1,030	188,258
Verisk Analytics, Inc.	2,000	346,217
		534,475
Semiconductors & Semiconductor Equipment — 5.7%
Advanced Micro Devices, Inc. *	5,782	442,180
ASML Holding NV (Registered), NYRS (Netherlands)	436	207,626
Enphase Energy, Inc. *	290	56,542
Lam Research Corp.	413	176,043
NVIDIA Corp.	3,990	604,905
Texas Instruments, Inc.	1,853	284,667
		1,771,963
Software — 14.4%
HubSpot, Inc. *	44	13,229
Intuit, Inc.	792	305,097
Microsoft Corp.	10,985	2,821,252
Oracle Corp.	9,422	658,308
Salesforce, Inc. *	1,560	257,479
Synopsys, Inc. *	1,320	401,005
Trade Desk, Inc. (The), Class A *	276	11,582
Workday, Inc., Class A *	318	44,386
		4,512,338
Specialty Retail — 5.7%
AutoZone, Inc. *	453	973,352
Carvana Co. * (a)	179	4,044
Lowe's Cos., Inc.	4,574	798,884
		1,776,280
Technology Hardware, Storage & Peripherals — 9.3%
Apple, Inc.	21,337	2,917,189
Textiles, Apparel & Luxury Goods — 0.5%
Tapestry, Inc.	5,222	159,369
Total Common Stocks (Cost $24,304,559)		29,453,501
INVESTMENTS	SHARES (000)	VALUE ($000)
Short Term Investments — 6.0%
Investment Companies — 6.0%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (b) (c) (Cost $1,876,903)	1,876,514	1,876,889
Investment of Cash Collateral from Securities Loaned — 0.0% ^
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (b) (c)	3,890	3,888
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c)	2,552	2,551
Total Investment of Cash Collateral from Securities Loaned (Cost $6,439)		6,439
Total Short Term Investments (Cost $1,883,342)		1,883,328
Total Investments — 100.0% (Cost $26,187,901)		31,336,829
Other Assets Less Liabilities — 0.0% ^		9,869
NET ASSETS — 100.0%		31,346,698

Percentages indicated are based on net assets.

Abbreviations
NYRS	New York Registry Shares

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2022. The total value of securities on loan at June 30, 2022 is $5,817.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	69

JPMorgan Large Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.9%
Aerospace & Defense — 3.5%
Raytheon Technologies Corp.	1,009	97,033
Textron, Inc.	246	15,011
		112,044
Air Freight & Logistics — 0.2%
FedEx Corp.	23	5,237
Airlines — 1.6%
Delta Air Lines, Inc. *	1,082	31,343
Southwest Airlines Co. *	527	19,053
		50,396
Banks — 10.4%
Bank of America Corp.	2,379	74,074
First Republic Bank	109	15,790
M&T Bank Corp.	395	62,908
Regions Financial Corp.	713	13,372
Truist Financial Corp.	596	28,264
US Bancorp	697	32,062
Wells Fargo & Co.	2,734	107,075
		333,545
Beverages — 2.4%
Coca-Cola Co. (The)	964	60,652
Keurig Dr Pepper, Inc.	483	17,107
		77,759
Biotechnology — 7.6%
AbbVie, Inc.	495	75,891
BioMarin Pharmaceutical, Inc. *	189	15,621
Neurocrine Biosciences, Inc. *	116	11,298
Regeneron Pharmaceuticals, Inc. *	113	66,738
Vertex Pharmaceuticals, Inc. *	266	74,872
		244,420
Building Products — 0.8%
Carrier Global Corp.	699	24,937
Capital Markets — 1.4%
Intercontinental Exchange, Inc.	179	16,861
Morgan Stanley	206	15,638
T. Rowe Price Group, Inc.	106	12,009
		44,508
Chemicals — 2.3%
Chemours Co. (The)	245	7,852
Dow, Inc.	296	15,261
DuPont de Nemours, Inc.	362	20,131
FMC Corp.	284	30,352
		73,596
Communications Equipment — 0.9%
Cisco Systems, Inc.	702	29,938
Diversified Financial Services — 1.0%
Berkshire Hathaway, Inc., Class B *	113	30,960
Electric Utilities — 3.3%
Exelon Corp.	1,044	47,305
INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — continued
NextEra Energy, Inc.	332	25,693
Xcel Energy, Inc.	460	32,564
		105,562
Electrical Equipment — 0.4%
Rockwell Automation, Inc.	65	13,015
Entertainment — 0.4%
Netflix, Inc. *	66	11,541
Equity Real Estate Investment Trusts (REITs) — 5.0%
Equity LifeStyle Properties, Inc.	923	65,008
Kite Realty Group Trust	562	9,717
Sun Communities, Inc.	235	37,450
UDR, Inc.	244	11,252
Ventas, Inc.	340	17,497
Weyerhaeuser Co.	538	17,809
		158,733
Food & Staples Retailing — 3.3%
BJ's Wholesale Club Holdings, Inc. *	589	36,706
US Foods Holding Corp. *	1,025	31,442
Walmart, Inc.	320	38,881
		107,029
Food Products — 1.8%
Bunge Ltd.	135	12,261
Lamb Weston Holdings, Inc.	644	46,034
		58,295
Health Care Equipment & Supplies — 2.8%
Medtronic plc	347	31,161
Zimmer Biomet Holdings, Inc.	557	58,529
		89,690
Health Care Providers & Services — 9.5%
Cardinal Health, Inc.	640	33,479
Centene Corp. *	1,098	92,877
Cigna Corp.	264	69,622
HCA Healthcare, Inc.	80	13,394
Humana, Inc.	140	65,764
McKesson Corp.	84	27,271
		302,407
Hotels, Restaurants & Leisure — 0.4%
Royal Caribbean Cruises Ltd. *	383	13,367
Household Durables — 0.6%
DR Horton, Inc.	181	11,954
KB Home	216	6,162
		18,116
Industrial Conglomerates — 1.1%
Honeywell International, Inc.	198	34,432
Insurance — 5.0%
Allstate Corp. (The)	306	38,817
American International Group, Inc.	586	29,988
Hartford Financial Services Group, Inc. (The)	367	24,019
SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. Morgan Large Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Insurance — continued
Progressive Corp. (The)	297	34,509
Travelers Cos., Inc. (The)	190	32,067
		159,400
Interactive Media & Services — 1.1%
Alphabet, Inc., Class A *	13	28,984
Meta Platforms, Inc., Class A *	48	7,724
		36,708
IT Services — 2.0%
Fidelity National Information Services, Inc.	698	63,949
Machinery — 2.0%
Deere & Co.	43	12,907
Parker-Hannifin Corp.	176	43,256
Terex Corp.	316	8,645
		64,808
Media — 2.8%
Comcast Corp., Class A	2,257	88,549
Metals & Mining — 0.9%
Freeport-McMoRan, Inc.	999	29,231
Multi-Utilities — 2.4%
Ameren Corp.	542	48,921
CenterPoint Energy, Inc.	968	28,642
		77,563
Oil, Gas & Consumable Fuels — 10.5%
Chevron Corp.	706	102,171
Diamondback Energy, Inc.	563	68,220
Exxon Mobil Corp.	945	80,904
Hess Corp.	809	85,758
		337,053
Pharmaceuticals — 4.5%
Bristol-Myers Squibb Co.	1,885	145,184
Professional Services — 0.7%
Leidos Holdings, Inc.	210	21,109
INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — 0.3%
Best Buy Co., Inc.	128	8,357
Technology Hardware, Storage & Peripherals — 1.8%
Seagate Technology Holdings plc	709	50,615
Western Digital Corp. *	162	7,272
		57,887
Textiles, Apparel & Luxury Goods — 1.2%
Kontoor Brands, Inc.	219	7,318
Tapestry, Inc.	964	29,406
		36,724
Total Common Stocks (Cost $2,919,172)		3,066,049
Short Term Investments — 4.1%
Investment Companies — 4.1%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b) (Cost $130,466)	130,449	130,474
Total Investments — 100.0% (Cost $3,049,638)		3,196,523
Liabilities in Excess of Other Assets — (0.0)% ^		(505)
NET ASSETS — 100.0%		3,196,018

Percentages indicated are based on net assets.

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	71

JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.4%
Aerospace & Defense — 1.8%
Northrop Grumman Corp.	7	3,417
Auto Components — 0.5%
Lear Corp.	8	1,012
Banks — 8.8%
Bank of America Corp.	131	4,084
Citigroup, Inc.	52	2,403
Citizens Financial Group, Inc.	39	1,391
M&T Bank Corp.	15	2,298
PNC Financial Services Group, Inc. (The)	18	2,868
Wells Fargo & Co.	102	3,981
Western Alliance Bancorp	3	213
		17,238
Beverages — 2.2%
Coca-Cola Co. (The)	70	4,382
Biotechnology — 2.6%
AbbVie, Inc.	20	3,086
Vertex Pharmaceuticals, Inc. *	8	2,088
		5,174
Building Products — 1.5%
Johnson Controls International plc	29	1,384
Trane Technologies plc	12	1,571
		2,955
Capital Markets — 5.1%
BlackRock, Inc.	6	3,493
CME Group, Inc.	6	1,206
Morgan Stanley	49	3,709
T. Rowe Price Group, Inc.	13	1,560
		9,968
Chemicals — 2.6%
Axalta Coating Systems Ltd. *	82	1,818
DuPont de Nemours, Inc.	29	1,613
Linde plc (United Kingdom)	6	1,610
		5,041
Consumer Finance — 1.3%
Ally Financial, Inc.	29	979
Capital One Financial Corp.	7	703
Synchrony Financial	30	830
		2,512
Containers & Packaging — 0.5%
Berry Global Group, Inc. *	19	1,050
INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Financial Services — 1.1%
Berkshire Hathaway, Inc., Class B *	8	2,218
Diversified Telecommunication Services — 2.3%
Verizon Communications, Inc.	90	4,543
Electric Utilities — 4.5%
Constellation Energy Corp.	17	975
Exelon Corp.	51	2,324
NextEra Energy, Inc.	72	5,574
		8,873
Electrical Equipment — 1.9%
Eaton Corp. plc	29	3,716
Equity Real Estate Investment Trusts (REITs) — 3.2%
Host Hotels & Resorts, Inc.	49	775
Prologis, Inc.	39	4,580
Ventas, Inc.	19	968
		6,323
Food & Staples Retailing — 0.7%
Sysco Corp.	17	1,426
Food Products — 2.0%
Mondelez International, Inc., Class A	44	2,739
Tyson Foods, Inc., Class A	14	1,205
		3,944
Health Care Equipment & Supplies — 2.3%
Becton Dickinson and Co.	5	1,253
Medtronic plc	37	3,318
		4,571
Health Care Providers & Services — 4.9%
Centene Corp. *	23	1,982
Cigna Corp.	13	3,424
Elevance Health, Inc.	5	2,483
UnitedHealth Group, Inc.	4	1,796
		9,685
Hotels, Restaurants & Leisure — 0.8%
Expedia Group, Inc. *	7	645
Royal Caribbean Cruises Ltd. *	5	172
Travel + Leisure Co.	19	757
		1,574
SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. Morgan Large Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Household Durables — 0.7%
PulteGroup, Inc.	9	345
Whirlpool Corp.	6	958
		1,303
Household Products — 1.5%
Procter & Gamble Co. (The)	12	1,761
Spectrum Brands Holdings, Inc.	14	1,093
		2,854
Insurance — 3.1%
Loews Corp.	48	2,841
Travelers Cos., Inc. (The)	19	3,241
		6,082
Interactive Media & Services — 4.1%
Alphabet, Inc., Class C *	2	4,106
Meta Platforms, Inc., Class A *	25	4,013
		8,119
IT Services — 2.3%
Amdocs Ltd.	13	1,083
Fidelity National Information Services, Inc.	13	1,183
Fiserv, Inc. *	7	653
Mastercard, Inc., Class A	4	1,096
SS&C Technologies Holdings, Inc.	8	488
		4,503
Life Sciences Tools & Services — 0.6%
Agilent Technologies, Inc.	10	1,245
Machinery — 3.1%
Deere & Co.	3	1,040
Dover Corp.	21	2,490
Parker-Hannifin Corp.	10	2,573
		6,103
Media — 1.9%
Charter Communications, Inc., Class A *	3	1,255
Comcast Corp., Class A	64	2,518
		3,773
Multiline Retail — 0.6%
Target Corp.	9	1,208
Multi-Utilities — 1.9%
Ameren Corp.	13	1,156
INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — continued
CMS Energy Corp.	21	1,424
WEC Energy Group, Inc.	10	1,067
		3,647
Oil, Gas & Consumable Fuels — 8.0%
Cheniere Energy, Inc.	13	1,794
Chevron Corp.	16	2,255
ConocoPhillips	58	5,168
Coterra Energy, Inc.	72	1,861
EOG Resources, Inc.	31	3,400
Exxon Mobil Corp.	7	617
Phillips 66	8	650
		15,745
Pharmaceuticals — 7.0%
Bristol-Myers Squibb Co.	69	5,344
Eli Lilly & Co.	8	2,725
Jazz Pharmaceuticals plc *	10	1,472
Johnson & Johnson	14	2,450
Merck & Co., Inc.	19	1,723
		13,714
Professional Services — 0.4%
Booz Allen Hamilton Holding Corp.	8	722
Real Estate Management & Development — 0.7%
CBRE Group, Inc., Class A *	17	1,255
Road & Rail — 3.0%
CSX Corp.	70	2,045
Norfolk Southern Corp.	17	3,838
		5,883
Semiconductors & Semiconductor Equipment — 3.4%
Analog Devices, Inc.	16	2,303
NXP Semiconductors NV (China)	4	675
QUALCOMM, Inc.	8	994
Texas Instruments, Inc.	18	2,749
		6,721
Software — 1.0%
Microsoft Corp.	8	2,035
Specialty Retail — 3.3%
AutoZone, Inc. *	1	2,686
Lowe's Cos., Inc.	7	1,152
O'Reilly Automotive, Inc. *	4	2,522
		6,360
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	73

JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Technology Hardware, Storage & Peripherals — 0.2%
Xerox Holdings Corp.	30	449
Tobacco — 1.0%
Altria Group, Inc.	48	1,991
Total Common Stocks (Cost $173,950)		193,334
Short Term Investments — 1.5%
Investment Companies — 1.5%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b) (Cost $2,967)	2,966	2,967
Total Investments — 99.9% (Cost $176,917)		196,301
Other Assets Less Liabilities — 0.1%		197
NET ASSETS — 100.0%		196,498

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	17	09/16/2022	USD	3,227	104

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. Morgan Large Cap Funds	June 30, 2022

JPMorgan U.S. Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.6%
Aerospace & Defense — 2.1%
Northrop Grumman Corp.	806	385,475
Automobiles — 1.2%
Tesla, Inc. *	330	221,982
Banks — 4.8%
Truist Financial Corp.	9,588	454,742
US Bancorp	2,175	100,084
Wells Fargo & Co.	8,832	345,953
		900,779
Beverages — 2.1%
Coca-Cola Co. (The)	6,193	389,616
Biotechnology — 6.5%
AbbVie, Inc.	4,533	694,265
Regeneron Pharmaceuticals, Inc. *	673	397,696
Vertex Pharmaceuticals, Inc. *	413	116,372
		1,208,333
Building Products — 1.3%
Trane Technologies plc	1,884	244,705
Capital Markets — 4.6%
Ameriprise Financial, Inc.	810	192,637
Morgan Stanley	4,625	351,798
S&P Global, Inc.	900	303,232
		847,667
Chemicals — 2.5%
Eastman Chemical Co.	2,109	189,371
PPG Industries, Inc.	2,401	274,518
		463,889
Construction Materials — 0.9%
Vulcan Materials Co.	1,133	161,056
Diversified Telecommunication Services — 2.3%
Verizon Communications, Inc.	8,420	427,290
Electric Utilities — 4.8%
NextEra Energy, Inc.	7,684	595,207
Xcel Energy, Inc.	4,297	304,078
		899,285
Electrical Equipment — 2.5%
Eaton Corp. plc	3,724	469,187
Energy Equipment & Services — 1.3%
Baker Hughes Co.	8,641	249,470
INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — 3.0%
Prologis, Inc.	4,791	563,684
Health Care Equipment & Supplies — 2.8%
Boston Scientific Corp. *	9,658	359,943
Intuitive Surgical, Inc. *	795	159,542
		519,485
Health Care Providers & Services — 3.1%
Centene Corp. *	5,265	445,424
UnitedHealth Group, Inc.	264	135,788
		581,212
Hotels, Restaurants & Leisure — 3.9%
Marriott International, Inc., Class A	967	131,568
McDonald's Corp.	2,389	589,722
		721,290
Insurance — 0.7%
Progressive Corp. (The)	1,129	131,295
Interactive Media & Services — 7.1%
Alphabet, Inc., Class A *	514	1,120,710
Meta Platforms, Inc., Class A *	837	134,869
Snap, Inc., Class A *	4,459	58,544
		1,314,123
Internet & Direct Marketing Retail — 3.7%
Amazon.com, Inc. *	6,458	685,852
IT Services — 2.4%
Mastercard, Inc., Class A	1,432	451,760
Machinery — 2.5%
Deere & Co.	1,526	457,066
Multiline Retail — 1.5%
Dollar General Corp.	1,098	269,501
Oil, Gas & Consumable Fuels — 1.7%
Pioneer Natural Resources Co.	1,424	317,648
Pharmaceuticals — 2.9%
Bristol-Myers Squibb Co.	6,887	530,324
Professional Services — 0.9%
Leidos Holdings, Inc.	1,740	175,229
Road & Rail — 2.9%
Norfolk Southern Corp.	1,758	399,481
Uber Technologies, Inc. *	6,533	133,671
		533,152
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	75

JPMorgan U.S. Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Semiconductors & Semiconductor Equipment — 5.5%
Advanced Micro Devices, Inc. *	3,353	256,402
Analog Devices, Inc.	1,308	191,068
NXP Semiconductors NV (China)	3,322	491,687
Teradyne, Inc.	998	89,409
		1,028,566
Software — 7.9%
Microsoft Corp.	5,754	1,477,751
Specialty Retail — 1.5%
Lowe's Cos., Inc.	976	170,528
O'Reilly Automotive, Inc. *	173	109,344
		279,872
Technology Hardware, Storage & Peripherals — 4.7%
Apple, Inc.	6,377	871,897
Textiles, Apparel & Luxury Goods — 1.0%
NIKE, Inc., Class B	1,896	193,795
Total Common Stocks (Cost $12,757,261)		17,972,236
INVESTMENTS	SHARES (000)	VALUE ($000)
Short Term Investments — 3.2%
Investment Companies — 3.2%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b) (Cost $594,247)	594,157	594,276
Total Investments — 99.8% (Cost $13,351,508)		18,566,512
Other Assets Less Liabilities — 0.2%		40,397
NET ASSETS — 100.0%		18,606,909

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	1,325	09/16/2022	USD	251,485	5,370

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. Morgan Large Cap Funds	June 30, 2022

JPMorgan U.S. GARP Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.9%
Aerospace & Defense — 0.6%
Textron, Inc.	98	6,003
Air Freight & Logistics — 0.3%
United Parcel Service, Inc., Class B	18	3,249
Automobiles — 3.1%
Rivian Automotive, Inc., Class A * (a)	42	1,082
Tesla, Inc. *	43	28,890
		29,972
Banks — 0.4%
SVB Financial Group *	10	3,831
Beverages — 2.4%
Coca-Cola Co. (The)	156	9,833
Monster Beverage Corp. *	52	4,802
PepsiCo, Inc.	51	8,449
		23,084
Biotechnology — 3.8%
AbbVie, Inc.	152	23,350
Regeneron Pharmaceuticals, Inc. *	10	5,675
Vertex Pharmaceuticals, Inc. *	28	7,777
		36,802
Building Products — 0.9%
Fortune Brands Home & Security, Inc.	32	1,934
Trane Technologies plc	54	6,987
		8,921
Capital Markets — 0.9%
Charles Schwab Corp. (The)	61	3,880
S&P Global, Inc.	15	5,022
		8,902
Chemicals — 0.6%
Linde plc (United Kingdom)	21	5,952
Commercial Services & Supplies — 0.7%
Waste Management, Inc.	47	7,190
Construction & Engineering — 0.3%
Quanta Services, Inc.	20	2,544
Consumer Finance — 0.3%
Capital One Financial Corp.	26	2,688
Electronic Equipment, Instruments & Components — 0.6%
Keysight Technologies, Inc. *	45	6,203
INVESTMENTS	SHARES (000)	VALUE ($000)

Entertainment — 1.2%
Electronic Arts, Inc.	49	6,021
Netflix, Inc. *	34	5,924
		11,945
Equity Real Estate Investment Trusts (REITs) — 1.8%
Equinix, Inc.	6	3,745
Gaming and Leisure Properties, Inc.	79	3,637
Host Hotels & Resorts, Inc.	175	2,741
Prologis, Inc.	41	4,765
Sun Communities, Inc.	15	2,438
		17,326
Food & Staples Retailing — 1.2%
Costco Wholesale Corp.	24	11,503
Performance Food Group Co. *	7	344
		11,847
Food Products — 0.3%
Hershey Co. (The)	15	3,335
Health Care Equipment & Supplies — 1.2%
Align Technology, Inc. *	12	2,864
Boston Scientific Corp. *	231	8,594
		11,458
Health Care Providers & Services — 4.2%
Elevance Health, Inc.	18	8,493
Humana, Inc.	14	6,717
UnitedHealth Group, Inc.	51	26,144
		41,354
Hotels, Restaurants & Leisure — 2.9%
Airbnb, Inc., Class A *	29	2,635
Chipotle Mexican Grill, Inc. *	5	6,602
Domino's Pizza, Inc.	9	3,351
Expedia Group, Inc. *	49	4,647
Marriott International, Inc., Class A	28	3,795
McDonald's Corp.	31	7,579
		28,609
Household Durables — 0.6%
Toll Brothers, Inc.	126	5,602
Insurance — 0.7%
Aon plc, Class A	9	2,481
Arch Capital Group Ltd. *	84	3,812
		6,293
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	77

JPMorgan U.S. GARP Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Interactive Media & Services — 6.3%
Alphabet, Inc., Class A *	12	26,369
Alphabet, Inc., Class C *	12	25,812
Meta Platforms, Inc., Class A *	58	9,433
		61,614
Internet & Direct Marketing Retail — 5.2%
Amazon.com, Inc. *	476	50,556
IT Services — 5.5%
Accenture plc, Class A	36	10,023
Automatic Data Processing, Inc.	17	3,571
Fidelity National Information Services, Inc.	2	168
Mastercard, Inc., Class A	98	30,949
Visa, Inc., Class A	44	8,762
		53,473
Life Sciences Tools & Services — 2.6%
Agilent Technologies, Inc.	37	4,442
IQVIA Holdings, Inc. *	19	4,058
Thermo Fisher Scientific, Inc.	25	13,419
Waters Corp. *	9	3,045
		24,964
Machinery — 1.3%
Deere & Co.	10	2,995
Ingersoll Rand, Inc.	66	2,761
Otis Worldwide Corp.	51	3,611
Parker-Hannifin Corp.	15	3,715
		13,082
Media — 0.6%
Charter Communications, Inc., Class A *	12	5,786
Metals & Mining — 0.6%
Freeport-McMoRan, Inc.	94	2,756
Steel Dynamics, Inc.	43	2,851
		5,607
Oil, Gas & Consumable Fuels — 1.6%
Cheniere Energy, Inc.	83	11,068
EOG Resources, Inc.	40	4,407
		15,475
Pharmaceuticals — 1.3%
Bristol-Myers Squibb Co.	40	3,041
Zoetis, Inc.	57	9,884
		12,925
INVESTMENTS	SHARES (000)	VALUE ($000)

Real Estate Management & Development — 0.3%
Jones Lang LaSalle, Inc. *	19	3,252
Road & Rail — 2.0%
CSX Corp.	149	4,318
Knight-Swift Transportation Holdings, Inc.	41	1,912
Lyft, Inc., Class A *	132	1,755
Norfolk Southern Corp.	15	3,296
Old Dominion Freight Line, Inc.	22	5,741
Uber Technologies, Inc. *	122	2,492
		19,514
Semiconductors & Semiconductor Equipment — 6.2%
Advanced Micro Devices, Inc. *	139	10,606
Lam Research Corp.	25	10,526
NVIDIA Corp.	80	12,188
NXP Semiconductors NV (China)	51	7,475
QUALCOMM, Inc.	82	10,475
Texas Instruments, Inc.	60	9,296
		60,566
Software — 17.0%
Adobe, Inc. *	15	5,638
Cadence Design Systems, Inc. *	65	9,677
Ceridian HCM Holding, Inc. *	49	2,298
Coupa Software, Inc. *	47	2,684
Dropbox, Inc., Class A *	306	6,429
Fortinet, Inc. *	45	2,546
HubSpot, Inc. *	3	962
Intuit, Inc.	38	14,512
Microsoft Corp.	396	101,807
Palo Alto Networks, Inc. *	24	11,706
VMware, Inc., Class A	19	2,132
Workday, Inc., Class A *	37	5,206
		165,597
Specialty Retail — 3.7%
Bath & Body Works, Inc.	91	2,439
Best Buy Co., Inc.	55	3,611
Burlington Stores, Inc. *	36	4,891
Lowe's Cos., Inc.	82	14,410
O'Reilly Automotive, Inc. *	18	11,119
		36,470
Technology Hardware, Storage & Peripherals — 10.7%
Apple, Inc.	691	94,447
SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. Morgan Large Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Technology Hardware, Storage & Peripherals — continued
Hewlett Packard Enterprise Co.	250	3,319
Seagate Technology Holdings plc	92	6,580
		104,346
Textiles, Apparel & Luxury Goods — 0.8%
NIKE, Inc., Class B	76	7,788
Tobacco — 0.7%
Philip Morris International, Inc.	65	6,418
Trading Companies & Distributors — 0.5%
United Rentals, Inc. *	22	5,271
Total Common Stocks (Cost $687,640)		935,814
Short Term Investments — 4.0%
Investment Companies — 3.9%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (b) (c) (Cost $38,481)	38,475	38,483
Investment of Cash Collateral from Securities Loaned — 0.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c) (Cost $638)	638	638
Total Short Term Investments (Cost $39,119)		39,121
Total Investments — 99.9% (Cost $726,759)		974,935
Other Assets Less Liabilities — 0.1%		1,214
NET ASSETS — 100.0%		976,149

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2022. The total value of securities on loan at June 30, 2022 is $587.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	200	09/16/2022	USD	37,960	(1,059)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	79

JPMorgan U.S. Large Cap Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — 122.5%
Common Stocks — 122.1%
Aerospace & Defense — 3.3%
Howmet Aerospace, Inc.	380	11,960
Northrop Grumman Corp. (a)	33	15,782
Raytheon Technologies Corp.	272	26,086
		53,828
Air Freight & Logistics — 0.8%
United Parcel Service, Inc., Class B	72	13,122
Auto Components — 0.1%
Aptiv plc *	19	1,721
Banks — 5.9%
Bank of America Corp. (a)	973	30,299
SVB Financial Group *	31	12,062
Truist Financial Corp.	372	17,651
Wells Fargo & Co. (a)	951	37,252
		97,264
Beverages — 3.7%
Coca-Cola Co. (The) (a)	380	23,891
Constellation Brands, Inc., Class A	24	5,553
Monster Beverage Corp. *	162	15,020
PepsiCo, Inc. (a)	93	15,493
		59,957
Biotechnology — 5.8%
AbbVie, Inc. (a)	274	42,017
BioMarin Pharmaceutical, Inc. *	70	5,767
Neurocrine Biosciences, Inc. *	82	7,991
Regeneron Pharmaceuticals, Inc. *	36	21,528
Sarepta Therapeutics, Inc. *	24	1,794
Vertex Pharmaceuticals, Inc. *	54	15,197
		94,294
Building Products — 0.9%
Trane Technologies plc	111	14,418
Capital Markets — 1.3%
Ameriprise Financial, Inc.	7	1,719
CME Group, Inc.	34	6,899
Morgan Stanley (a)	56	4,220
S&P Global, Inc.	24	8,174
		21,012
Chemicals — 2.4%
Air Products and Chemicals, Inc.	31	7,575
DuPont de Nemours, Inc.	69	3,821
INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — continued
Eastman Chemical Co.	57	5,079
Linde plc (United Kingdom)	68	19,655
PPG Industries, Inc.	25	2,820
		38,950
Commercial Services & Supplies — 0.3%
Republic Services, Inc.	21	2,812
Waste Connections, Inc.	23	2,832
		5,644
Communications Equipment — 0.1%
Juniper Networks, Inc.	32	919
Construction Materials — 0.6%
Martin Marietta Materials, Inc.	30	8,942
Diversified Financial Services — 0.2%
Voya Financial, Inc.	54	3,233
Electric Utilities — 2.1%
Exelon Corp.	396	17,970
NextEra Energy, Inc.	168	13,023
Xcel Energy, Inc.	44	3,086
		34,079
Electrical Equipment — 1.0%
Eaton Corp. plc	132	16,627
Electronic Equipment, Instruments & Components — 0.6%
Corning, Inc.	53	1,668
Keysight Technologies, Inc. *	59	8,157
		9,825
Energy Equipment & Services — 0.6%
Baker Hughes Co. (a)	364	10,504
Entertainment — 0.9%
Endeavor Group Holdings, Inc., Class A *	624	12,842
Take-Two Interactive Software, Inc. *	14	1,695
		14,537
Equity Real Estate Investment Trusts (REITs) — 3.0%
American Homes 4 Rent, Class A	120	4,240
Camden Property Trust	39	5,186
Equinix, Inc.	4	2,816
Prologis, Inc.	121	14,283
Sun Communities, Inc.	66	10,563
UDR, Inc.	72	3,309
SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. Morgan Large Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued
Equity Real Estate Investment Trusts (REITs) — continued
Ventas, Inc.	123	6,329
Cousins Properties, Inc.	98	2,852
		49,578
Food & Staples Retailing — 1.1%
Costco Wholesale Corp.	37	17,834
Food Products — 1.3%
Hershey Co. (The)	43	9,256
Mondelez International, Inc., Class A (a)	199	12,324
		21,580
Health Care Equipment & Supplies — 2.7%
Abbott Laboratories	92	9,966
Boston Scientific Corp. * (a)	626	23,328
Intuitive Surgical, Inc. *	22	4,485
Zimmer Biomet Holdings, Inc.	59	6,166
		43,945
Health Care Providers & Services — 5.7%
Centene Corp. *	271	22,947
CVS Health Corp. (a)	101	9,398
Humana, Inc.	7	3,106
UnitedHealth Group, Inc. (a)	113	57,974
		93,425
Hotels, Restaurants & Leisure — 3.8%
Booking Holdings, Inc. *	7	12,714
Chipotle Mexican Grill, Inc. *	7	9,527
Hilton Worldwide Holdings, Inc.	44	4,887
Marriott International, Inc., Class A	29	3,990
McDonald's Corp.	112	27,611
Yum! Brands, Inc.	25	2,778
		61,507
Household Durables — 0.4%
Toll Brothers, Inc.	156	6,958
Household Products — 0.8%
Procter & Gamble Co. (The) (a)	96	13,824
Industrial Conglomerates — 1.1%
Honeywell International, Inc.	101	17,585
Insurance — 2.6%
Aon plc, Class A	15	3,991
Arthur J Gallagher & Co.	49	7,941
MetLife, Inc.	47	2,933
INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — continued
Progressive Corp. (The)	216	25,143
Prudential Financial, Inc.	25	2,427
		42,435
Interactive Media & Services — 6.3%
Alphabet, Inc., Class C *	7	14,627
Alphabet, Inc., Class A *	28	61,392
Meta Platforms, Inc., Class A * (a)	156	25,264
Snap, Inc., Class A *	132	1,729
		103,012
Internet & Direct Marketing Retail — 4.7%
Amazon.com, Inc. *	731	77,657
IT Services — 5.6%
Automatic Data Processing, Inc.	39	8,141
Mastercard, Inc., Class A (a)	223	70,483
WEX, Inc. *	83	12,858
		91,482
Life Sciences Tools & Services — 2.6%
Danaher Corp.	37	9,486
Thermo Fisher Scientific, Inc. (a)	60	32,354
		41,840
Machinery — 3.2%
Deere & Co.	96	28,762
Ingersoll Rand, Inc.	342	14,379
Otis Worldwide Corp.	90	6,349
Parker-Hannifin Corp.	9	2,384
		51,874
Media — 1.6%
Charter Communications, Inc., Class A * (a)	22	10,563
Comcast Corp., Class A (a)	357	14,013
Liberty Media Corp.-Liberty SiriusXM, Class A *	62	2,224
		26,800
Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	232	6,803
Multi-Utilities — 2.1%
Ameren Corp.	230	20,806
CenterPoint Energy, Inc.	200	5,904
Dominion Energy, Inc.	53	4,252
Sempra Energy	21	3,115
		34,077
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	81

JPMorgan U.S. Large Cap Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued
Oil, Gas & Consumable Fuels — 5.4%
Chevron Corp.	148	21,405
ConocoPhillips (a)	338	30,380
Coterra Energy, Inc.	84	2,166
Diamondback Energy, Inc.	147	17,816
EOG Resources, Inc.	35	3,893
Exxon Mobil Corp.	17	1,444
Phillips 66	40	3,273
Pioneer Natural Resources Co. (a)	38	8,495
		88,872
Personal Products — 0.5%
Estee Lauder Cos., Inc. (The), Class A	32	8,103
Pharmaceuticals — 3.6%
Bristol-Myers Squibb Co. (a)	366	28,204
Eli Lilly & Co. (a)	75	24,223
Johnson & Johnson	33	5,808
		58,235
Professional Services — 1.2%
Booz Allen Hamilton Holding Corp.	101	9,138
Leidos Holdings, Inc.	107	10,736
		19,874
Road & Rail — 3.8%
Canadian National Railway Co. (Canada)	35	3,933
CSX Corp.	165	4,805
Knight-Swift Transportation Holdings, Inc.	52	2,380
Norfolk Southern Corp. (a)	112	25,388
Old Dominion Freight Line, Inc.	36	9,263
Uber Technologies, Inc. *	469	9,596
Union Pacific Corp. (a)	35	7,487
		62,852
Semiconductors & Semiconductor Equipment — 8.5%
Advanced Micro Devices, Inc. *	250	19,142
Analog Devices, Inc. (a)	147	21,448
Lam Research Corp.	36	15,163
Marvell Technology, Inc.	34	1,489
Microchip Technology, Inc.	40	2,326
NVIDIA Corp. (a)	93	14,103
NXP Semiconductors NV (China)	324	47,921
ON Semiconductor Corp. *	34	1,718
Skyworks Solutions, Inc.	16	1,471
INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	9	748
Teradyne, Inc.	146	13,088
		138,617
Software — 8.7%
Adobe, Inc. *	9	3,351
DocuSign, Inc. *	42	2,389
Intuit, Inc.	33	12,512
Microsoft Corp. (a)	435	111,800
Workday, Inc., Class A *	92	12,876
		142,928
Specialty Retail — 3.6%
Lowe's Cos., Inc.	138	24,113
O'Reilly Automotive, Inc. * (a)	39	24,656
TJX Cos., Inc. (The)	185	10,317
		59,086
Technology Hardware, Storage & Peripherals — 5.9%
Apple, Inc. (a)	535	73,060
Dell Technologies, Inc., Class C	57	2,647
Hewlett Packard Enterprise Co.	81	1,076
Seagate Technology Holdings plc	246	17,573
Western Digital Corp. *	42	1,882
		96,238
Textiles, Apparel & Luxury Goods — 0.4%
NIKE, Inc., Class B	71	7,267
Wireless Telecommunication Services — 0.9%
T-Mobile US, Inc. *	111	14,940
Total Common Stocks (Cost $1,226,944)		1,998,104
Short-Term Investments — 0.4%
Investment Companies — 0.4%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (b) (c)(Cost $6,679)	6,678	6,679
Total Long Positions (Cost $1,233,623)		2,004,783
SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. Morgan Large Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — (22.6)%
Common Stocks — (22.6)%
Aerospace & Defense — (0.5)%
Hexcel Corp.	(31)	(1,587)
Huntington Ingalls Industries, Inc.	(27)	(5,924)
		(7,511)
Air Freight & Logistics — (0.4)%
CH Robinson Worldwide, Inc.	(67)	(6,751)
Auto Components — (0.4)%
Autoliv, Inc. (Sweden)	(39)	(2,785)
BorgWarner, Inc.	(118)	(3,924)
		(6,709)
Banks — (0.4)%
Huntington Bancshares, Inc.	(99)	(1,188)
KeyCorp	(175)	(3,012)
Regions Financial Corp.	(83)	(1,559)
		(5,759)
Biotechnology — (0.4)%
Moderna, Inc. *	(49)	(7,046)
Building Products — (0.3)%
Allegion plc	(17)	(1,699)
Carrier Global Corp.	(46)	(1,630)
Johnson Controls International plc	(45)	(2,136)
		(5,465)
Capital Markets — (0.7)%
Bank of New York Mellon Corp. (The)	(41)	(1,709)
Franklin Resources, Inc.	(121)	(2,822)
Goldman Sachs Group, Inc. (The)	(5)	(1,615)
Moody's Corp.	(14)	(3,722)
Northern Trust Corp.	(17)	(1,655)
		(11,523)
Chemicals — (0.1)%
Dow, Inc.	(31)	(1,577)
Ecolab, Inc.	(5)	(808)
		(2,385)
Communications Equipment — (0.3)%
Cisco Systems, Inc.	(117)	(4,992)
Consumer Finance — (0.5)%
Capital One Financial Corp.	(72)	(7,548)
INVESTMENTS	SHARES (000)	VALUE ($000)

Containers & Packaging — (0.4)%
AptarGroup, Inc.	(22)	(2,328)
International Paper Co.	(86)	(3,581)
		(5,909)
Diversified Telecommunication Services — (0.5)%
AT&T, Inc.	(140)	(2,936)
Lumen Technologies, Inc.	(410)	(4,476)
		(7,412)
Electric Utilities — (1.0)%
American Electric Power Co., Inc.	(43)	(4,151)
Duke Energy Corp.	(9)	(971)
Eversource Energy	(35)	(2,992)
FirstEnergy Corp.	(21)	(822)
Pinnacle West Capital Corp.	(45)	(3,250)
PPL Corp.	(65)	(1,756)
Southern Co. (The)	(36)	(2,577)
		(16,519)
Electrical Equipment — (0.6)%
Acuity Brands, Inc.	(10)	(1,505)
Emerson Electric Co.	(31)	(2,494)
Hubbell, Inc.	(27)	(4,810)
Sensata Technologies Holding plc	(18)	(752)
		(9,561)
Energy Equipment & Services — (0.5)%
Halliburton Co.	(68)	(2,134)
Schlumberger NV	(165)	(5,883)
		(8,017)
Entertainment — (0.2)%
AMC Entertainment Holdings, Inc., Class A *	(127)	(1,719)
ROBLOX Corp., Class A *	(56)	(1,833)
Warner Bros Discovery, Inc. *	—	—
		(3,552)
Equity Real Estate Investment Trusts (REITs) — (1.2)%
Digital Realty Trust, Inc.	(25)	(3,216)
Iron Mountain, Inc.	(44)	(2,138)
National Retail Properties, Inc.	(119)	(5,150)
Orion Office REIT, Inc.	—	—
Realty Income Corp.	(24)	(1,624)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	83

JPMorgan U.S. Large Cap Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Equity Real Estate Investment Trusts (REITs) — continued
Simon Property Group, Inc.	(48)	(4,562)
SL Green Realty Corp.	(53)	(2,455)
		(19,145)
Food & Staples Retailing — (1.1)%
Albertsons Cos., Inc., Class A	(218)	(5,825)
Kroger Co. (The)	(126)	(5,977)
Walgreens Boots Alliance, Inc.	(147)	(5,564)
		(17,366)
Food Products — (0.7)%
Campbell Soup Co.	(106)	(5,094)
Conagra Brands, Inc.	(56)	(1,923)
General Mills, Inc.	(15)	(1,128)
Kellogg Co.	(38)	(2,699)
		(10,844)
Gas Utilities — (0.1)%
National Fuel Gas Co.	(37)	(2,476)
Health Care Equipment & Supplies — (0.3)%
Stryker Corp.	(25)	(4,875)
Health Care Providers & Services — (0.2)%
Quest Diagnostics, Inc.	(18)	(2,389)
Universal Health Services, Inc., Class B	(13)	(1,352)
		(3,741)
Household Durables — (0.2)%
KB Home	(30)	(842)
NVR, Inc. *	—	(841)
PulteGroup, Inc.	(20)	(807)
		(2,490)
Household Products — (0.8)%
Church & Dwight Co., Inc.	(17)	(1,606)
Clorox Co. (The)	(60)	(8,463)
Kimberly-Clark Corp.	(19)	(2,522)
		(12,591)
Industrial Conglomerates — (1.2)%
3M Co.	(92)	(11,873)
General Electric Co.	(116)	(7,394)
		(19,267)
INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — (0.5)%
Allstate Corp. (The)	(27)	(3,393)
Chubb Ltd.	(22)	(4,437)
		(7,830)
Internet & Direct Marketing Retail — (0.2)%
eBay, Inc.	(83)	(3,447)
IT Services — (0.9)%
Cognizant Technology Solutions Corp., Class A	(29)	(1,940)
DXC Technology Co. *	(30)	(898)
Global Payments, Inc.	(13)	(1,467)
Paychex, Inc.	(35)	(3,939)
Snowflake, Inc., Class A *	(3)	(484)
Western Union Co. (The)	(392)	(6,457)
		(15,185)
Life Sciences Tools & Services — (0.3)%
Waters Corp. *	(16)	(5,411)
Machinery — (1.1)%
Caterpillar, Inc.	(8)	(1,428)
Donaldson Co., Inc.	(73)	(3,503)
IDEX Corp.	(18)	(3,240)
Illinois Tool Works, Inc.	(22)	(4,066)
PACCAR, Inc.	(45)	(3,690)
Stanley Black & Decker, Inc.	(23)	(2,441)
		(18,368)
Media — (1.4)%
Interpublic Group of Cos., Inc. (The)	(129)	(3,570)
Omnicom Group, Inc.	(191)	(12,131)
Paramount Global, Class B	(325)	(8,020)
		(23,721)
Multiline Retail — (0.0)% ^
Macy's, Inc.	(43)	(779)
Multi-Utilities — (0.3)%
Consolidated Edison, Inc.	(36)	(3,397)
WEC Energy Group, Inc.	(17)	(1,701)
		(5,098)
Oil, Gas & Consumable Fuels — (1.1)%
Devon Energy Corp.	(12)	(671)
Enbridge, Inc. (Canada)	(301)	(12,739)
Marathon Oil Corp.	(134)	(3,006)
SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. Morgan Large Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Oil, Gas & Consumable Fuels — continued
TC Energy Corp. (Canada)	(31)	(1,595)
Valero Energy Corp.	(7)	(689)
		(18,700)
Pharmaceuticals — (0.1)%
Zoetis, Inc.	(10)	(1,741)
Professional Services — (0.4)%
Equifax, Inc.	(8)	(1,421)
TransUnion	(36)	(2,937)
Verisk Analytics, Inc.	(14)	(2,382)
		(6,740)
Road & Rail — (0.4)%
Canadian Pacific Railway Ltd. (Canada)	(44)	(3,084)
Werner Enterprises, Inc.	(84)	(3,223)
		(6,307)
Semiconductors & Semiconductor Equipment — (1.3)%
Broadcom, Inc.	(5)	(2,298)
Intel Corp.	(419)	(15,682)
QUALCOMM, Inc.	(13)	(1,616)
Texas Instruments, Inc.	(5)	(757)
Universal Display Corp.	(12)	(1,223)
		(21,576)
Software — (0.4)%
Ceridian HCM Holding, Inc. *	(67)	(3,141)
Oracle Corp.	(12)	(839)
Palantir Technologies, Inc., Class A *	(46)	(415)
Paycom Software, Inc. *	(9)	(2,621)
		(7,016)
Specialty Retail — (0.1)%
CarMax, Inc. *	(26)	(2,354)
Technology Hardware, Storage & Peripherals — (0.7)%
HP, Inc.	(161)	(5,298)
NetApp, Inc.	(70)	(4,566)
Xerox Holdings Corp.	(68)	(1,007)
		(10,871)
INVESTMENTS	SHARES (000)	VALUE ($000)

Textiles, Apparel & Luxury Goods — (0.1)%
VF Corp.	(24)	(1,057)
Trading Companies & Distributors — (0.3)%
Fastenal Co.	(89)	(4,440)
Total Common Stocks (Proceeds $(438,133))		(370,095)
Total Short Positions (Proceeds $(438,133))		(370,095)
Total Investments — 99.9% (Cost $795,490)		1,634,688
Other Assets Less Liabilities — 0.1%		2,382
Net Assets — 100.0%		1,637,070

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ADR	American Depositary Receipt

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities segregated as collateral is $504,771.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	85

JPMorgan U.S. Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.7%
Aerospace & Defense — 1.3%
Northrop Grumman Corp.	43	20,438
Raytheon Technologies Corp.	492	47,325
Textron, Inc.	273	16,690
		84,453
Air Freight & Logistics — 1.4%
FedEx Corp.	100	22,726
United Parcel Service, Inc., Class B	376	68,593
		91,319
Airlines — 0.1%
Southwest Airlines Co. *	274	9,890
Auto Components — 0.2%
Aptiv plc *	57	5,028
Magna International, Inc. (Canada)	183	10,061
		15,089
Automobiles — 1.8%
General Motors Co. *	329	10,437
Rivian Automotive, Inc., Class A *	61	1,577
Tesla, Inc. *	163	110,005
		122,019
Banks — 3.7%
Bank of America Corp.	2,373	73,886
Citigroup, Inc.	198	9,112
Fifth Third Bancorp	530	17,805
SVB Financial Group *	21	8,094
Truist Financial Corp.	486	23,042
US Bancorp	973	44,781
Wells Fargo & Co.	1,838	72,008
		248,728
Beverages — 2.1%
Coca-Cola Co. (The)	1,373	86,344
Constellation Brands, Inc., Class A	115	26,900
PepsiCo, Inc.	170	28,299
		141,543
Biotechnology — 2.9%
AbbVie, Inc.	632	96,800
Biogen, Inc. *	65	13,197
BioMarin Pharmaceutical, Inc. *	48	4,011
Neurocrine Biosciences, Inc. *	49	4,816
INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued
Regeneron Pharmaceuticals, Inc. *	62	36,544
Vertex Pharmaceuticals, Inc. *	140	39,413
		194,781
Building Products — 0.8%
Lennox International, Inc.	7	1,426
Masco Corp.	291	14,757
Trane Technologies plc	287	37,262
		53,445
Capital Markets — 2.1%
Intercontinental Exchange, Inc.	214	20,119
Morgan Stanley	372	28,283
S&P Global, Inc.	136	45,726
State Street Corp.	362	22,331
T. Rowe Price Group, Inc.	214	24,351
		140,810
Chemicals — 1.8%
Air Products and Chemicals, Inc.	47	11,280
Celanese Corp.	46	5,473
DuPont de Nemours, Inc.	198	11,023
Eastman Chemical Co.	231	20,697
Linde plc (United Kingdom)	175	50,210
PPG Industries, Inc.	202	23,130
		121,813
Commercial Services & Supplies — 0.1%
Cintas Corp.	21	7,923
Communications Equipment — 0.1%
Motorola Solutions, Inc.	36	7,531
Construction Materials — 0.3%
Martin Marietta Materials, Inc.	57	17,176
Consumer Finance — 0.8%
American Express Co.	315	43,665
Capital One Financial Corp.	118	12,288
		55,953
Containers & Packaging — 0.2%
Avery Dennison Corp.	69	11,088
Diversified Financial Services — 1.5%
Berkshire Hathaway, Inc., Class B *	360	98,210
Voya Financial, Inc.	100	5,972
		104,182
SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. Morgan Large Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Diversified Telecommunication Services — 0.2%
Verizon Communications, Inc.	289	14,664
Electric Utilities — 1.9%
Evergy, Inc.	135	8,796
Exelon Corp.	1,109	50,292
FirstEnergy Corp.	484	18,569
NextEra Energy, Inc.	659	51,039
		128,696
Electrical Equipment — 0.6%
Eaton Corp. plc	324	40,833
Energy Equipment & Services — 0.1%
Baker Hughes Co.	239	6,900
Entertainment — 0.5%
Netflix, Inc. *	127	22,133
Walt Disney Co. (The) *	121	11,436
		33,569
Equity Real Estate Investment Trusts (REITs) — 2.7%
Camden Property Trust	183	24,542
Duke Realty Corp.	86	4,737
Equinix, Inc.	31	20,567
Equity LifeStyle Properties, Inc.	192	13,552
Host Hotels & Resorts, Inc.	582	9,129
Kimco Realty Corp.	535	10,565
Prologis, Inc.	375	44,086
SBA Communications Corp.	46	14,818
Sun Communities, Inc.	112	17,749
UDR, Inc.	88	4,066
Ventas, Inc.	412	21,203
		185,014
Food & Staples Retailing — 1.3%
Costco Wholesale Corp.	118	56,651
Walmart, Inc.	229	27,854
		84,505
Food Products — 0.8%
Hershey Co. (The)	55	11,812
Mondelez International, Inc., Class A	631	39,184
		50,996
Health Care Equipment & Supplies — 2.4%
Abbott Laboratories	293	31,893
ABIOMED, Inc. *	9	2,245
Baxter International, Inc.	454	29,173
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued
Boston Scientific Corp. *	713	26,561
Dexcom, Inc. *	76	5,688
Intuitive Surgical, Inc. *	149	29,876
Medtronic plc	187	16,806
Zimmer Biomet Holdings, Inc.	178	18,652
		160,894
Health Care Providers & Services — 3.6%
Centene Corp. *	502	42,439
Elevance Health, Inc.	86	41,646
Humana, Inc.	26	12,123
McKesson Corp.	57	18,692
UnitedHealth Group, Inc.	243	124,971
		239,871
Hotels, Restaurants & Leisure — 2.0%
Booking Holdings, Inc. *	14	24,426
Chipotle Mexican Grill, Inc. *	18	23,138
Expedia Group, Inc. *	121	11,446
Hilton Worldwide Holdings, Inc.	154	17,157
McDonald's Corp.	210	51,845
Royal Caribbean Cruises Ltd. *	44	1,555
Yum! Brands, Inc.	62	7,083
		136,650
Household Durables — 0.5%
DR Horton, Inc.	28	1,879
Lennar Corp., Class A	334	23,558
PulteGroup, Inc.	51	2,005
Toll Brothers, Inc.	160	7,145
		34,587
Household Products — 1.4%
Kimberly-Clark Corp.	182	24,661
Procter & Gamble Co. (The)	499	71,703
		96,364
Industrial Conglomerates — 0.3%
Honeywell International, Inc.	122	21,228
Insurance — 2.2%
Aon plc, Class A	70	18,985
Arthur J Gallagher & Co.	62	10,060
Hartford Financial Services Group, Inc. (The)	489	32,007
Progressive Corp. (The)	478	55,596
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	87

JPMorgan U.S. Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Insurance — continued
Prudential Financial, Inc.	65	6,189
Travelers Cos., Inc. (The)	159	26,798
		149,635
Interactive Media & Services — 5.8%
Alphabet, Inc., Class A *	80	174,509
Alphabet, Inc., Class C *	60	131,853
Meta Platforms, Inc., Class A *	503	81,145
ZoomInfo Technologies, Inc., Class A *	199	6,611
		394,118
Internet & Direct Marketing Retail — 3.1%
Amazon.com, Inc. *	1,995	211,897
IT Services — 4.4%
Accenture plc, Class A	224	62,061
Affirm Holdings, Inc. *	169	3,047
Automatic Data Processing, Inc.	89	18,609
FleetCor Technologies, Inc. *	92	19,283
Mastercard, Inc., Class A	297	93,823
Visa, Inc., Class A	512	100,907
		297,730
Life Sciences Tools & Services — 2.0%
Danaher Corp.	208	52,707
Thermo Fisher Scientific, Inc.	150	81,265
		133,972
Machinery — 2.1%
Deere & Co.	181	54,260
Dover Corp.	112	13,612
Ingersoll Rand, Inc.	228	9,605
Otis Worldwide Corp.	459	32,395
Parker-Hannifin Corp.	114	27,945
Stanley Black & Decker, Inc.	37	3,906
		141,723
Media — 1.4%
Charter Communications, Inc., Class A *	90	42,353
Comcast Corp., Class A	1,299	50,970
Fox Corp., Class A	48	1,533
Interpublic Group of Cos., Inc. (The)	83	2,274
		97,130
INVESTMENTS	SHARES (000)	VALUE ($000)

Metals & Mining — 0.2%
Freeport-McMoRan, Inc.	251	7,360
Nucor Corp.	61	6,327
		13,687
Multiline Retail — 0.1%
Dollar General Corp.	23	5,576
Multi-Utilities — 1.1%
Ameren Corp.	250	22,635
CenterPoint Energy, Inc.	701	20,733
Sempra Energy	212	31,782
		75,150
Oil, Gas & Consumable Fuels — 4.1%
Cheniere Energy, Inc.	77	10,217
Chevron Corp.	392	56,708
ConocoPhillips	742	66,654
Diamondback Energy, Inc.	316	38,324
EOG Resources, Inc.	351	38,759
Exxon Mobil Corp.	330	28,261
Phillips 66	119	9,748
Pioneer Natural Resources Co.	131	29,297
		277,968
Pharmaceuticals — 4.2%
Bristol-Myers Squibb Co.	950	73,131
Eli Lilly & Co.	229	74,334
Johnson & Johnson	429	76,169
Merck & Co., Inc.	374	34,105
Pfizer, Inc.	438	22,947
		280,686
Professional Services — 0.5%
Booz Allen Hamilton Holding Corp.	112	10,153
Leidos Holdings, Inc.	223	22,438
		32,591
Road & Rail — 1.0%
Lyft, Inc., Class A *	119	1,579
Norfolk Southern Corp.	166	37,649
Uber Technologies, Inc. *	142	2,900
Union Pacific Corp.	120	25,639
		67,767
Semiconductors & Semiconductor Equipment — 5.6%
Advanced Micro Devices, Inc. *	576	44,048
Analog Devices, Inc.	375	54,821
SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. Morgan Large Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Semiconductors & Semiconductor Equipment — continued
Applied Materials, Inc.	63	5,719
Lam Research Corp.	103	43,669
Microchip Technology, Inc.	402	23,316
Micron Technology, Inc.	227	12,552
NVIDIA Corp.	460	69,712
NXP Semiconductors NV (China)	267	39,519
QUALCOMM, Inc.	144	18,440
Texas Instruments, Inc.	448	68,878
		380,674
Software — 8.8%
Adobe, Inc. *	95	34,593
Fortinet, Inc. *	144	8,168
Intuit, Inc.	119	46,003
Microsoft Corp.	1,796	461,141
Oracle Corp.	212	14,839
Salesforce, Inc. *	114	18,804
Workday, Inc., Class A *	73	10,185
		593,733
Specialty Retail — 2.8%
AutoNation, Inc. *	46	5,174
AutoZone, Inc. *	8	16,660
Best Buy Co., Inc.	303	19,735
Burlington Stores, Inc. *	36	4,891
Home Depot, Inc. (The)	80	21,964
Lowe's Cos., Inc.	357	62,344
O'Reilly Automotive, Inc. *	57	36,314
TJX Cos., Inc. (The)	379	21,151
		188,233
Technology Hardware, Storage & Peripherals — 7.0%
Apple, Inc.	3,220	440,256
Seagate Technology Holdings plc	409	29,185
		469,441
INVESTMENTS	SHARES (000)	VALUE ($000)

Textiles, Apparel & Luxury Goods — 0.5%
NIKE, Inc., Class B	339	34,600
Tobacco — 0.8%
Altria Group, Inc.	570	23,827
Philip Morris International, Inc.	320	31,566
		55,393
Wireless Telecommunication Services — 0.5%
T-Mobile US, Inc. *	252	33,898
Total Common Stocks (Cost $5,216,248)		6,598,116
Short Term Investments — 1.8%
Investment Companies — 1.8%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b) (Cost $117,988)	117,970	117,994
Total Investments — 99.5% (Cost $5,334,236)		6,716,110
Other Assets Less Liabilities — 0.5%		34,928
NET ASSETS — 100.0%		6,751,038

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	89

JPMorgan U.S. Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	752	09/16/2022	USD	142,730	(2,838)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. Morgan Large Cap Funds	June 30, 2022

JPMorgan U.S. Sustainable Leaders Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.1%
Auto Components — 1.1%
Aptiv plc *	22	1,980
Automobiles — 0.9%
Rivian Automotive, Inc., Class A *	10	250
Tesla, Inc. *	2	1,441
		1,691
Banks — 5.0%
Bank of America Corp.	145	4,524
Citigroup, Inc.	32	1,474
Fifth Third Bancorp	50	1,688
SVB Financial Group *	4	1,505
		9,191
Biotechnology — 1.3%
Amgen, Inc.	10	2,362
Building Products — 2.6%
Trane Technologies plc	32	4,236
Trex Co., Inc. *	11	588
		4,824
Capital Markets — 3.4%
Intercontinental Exchange, Inc.	17	1,574
Morgan Stanley	27	2,093
S&P Global, Inc.	6	1,972
State Street Corp.	11	682
		6,321
Chemicals — 0.7%
Linde plc (United Kingdom)	4	1,222
Containers & Packaging — 1.4%
Ball Corp.	38	2,600
Diversified Financial Services — 1.5%
Voya Financial, Inc.	48	2,829
Diversified Telecommunication Services — 1.9%
Verizon Communications, Inc.	69	3,497
Electric Utilities — 2.3%
NextEra Energy, Inc.	36	2,765
Xcel Energy, Inc.	20	1,449
		4,214
Electrical Equipment — 2.1%
Eaton Corp. plc	31	3,903
Entertainment — 1.6%
Walt Disney Co. (The) *	32	3,018
INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — 3.8%
American Tower Corp.	6	1,485
Boston Properties, Inc.	19	1,682
Equinix, Inc.	2	1,340
Prologis, Inc.	21	2,537
		7,044
Food & Staples Retailing — 2.5%
Costco Wholesale Corp.	10	4,726
Food Products — 0.8%
General Mills, Inc.	19	1,466
Health Care Equipment & Supplies — 2.9%
Boston Scientific Corp. *	95	3,550
Hologic, Inc. *	26	1,755
		5,305
Health Care Providers & Services — 2.9%
UnitedHealth Group, Inc.	11	5,398
Insurance — 3.4%
Marsh & McLennan Cos., Inc.	10	1,555
MetLife, Inc.	27	1,671
Progressive Corp. (The)	26	3,087
		6,313
Interactive Media & Services — 3.7%
Alphabet, Inc., Class A *	3	6,941
Internet & Direct Marketing Retail — 0.3%
Etsy, Inc. *	8	580
IT Services — 4.4%
Accenture plc, Class A	5	1,521
Affirm Holdings, Inc. * (a)	13	230
Mastercard, Inc., Class A	20	6,149
Shopify, Inc., Class A (Canada) *	7	216
		8,116
Life Sciences Tools & Services — 5.8%
Agilent Technologies, Inc.	14	1,694
Illumina, Inc. *	3	487
IQVIA Holdings, Inc. *	18	3,992
Thermo Fisher Scientific, Inc.	9	4,661
		10,834
Machinery — 4.0%
Deere & Co.	11	3,270
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	91

JPMorgan U.S. Sustainable Leaders Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Machinery — continued
Ingersoll Rand, Inc.	70	2,939
Xylem, Inc.	14	1,133
		7,342
Multiline Retail — 1.0%
Target Corp.	13	1,906
Multi-Utilities — 1.3%
Sempra Energy	17	2,491
Personal Products — 1.2%
Estee Lauder Cos., Inc. (The), Class A	9	2,221
Pharmaceuticals — 5.4%
Bristol-Myers Squibb Co.	66	5,047
Merck & Co., Inc.	55	5,041
		10,088
Road & Rail — 1.2%
Norfolk Southern Corp.	10	2,318
Semiconductors & Semiconductor Equipment — 5.5%
Advanced Micro Devices, Inc. *	18	1,342
Lam Research Corp.	4	1,638
NVIDIA Corp.	9	1,387
NXP Semiconductors NV (China)	15	2,269
SolarEdge Technologies, Inc. *	3	868
Texas Instruments, Inc.	17	2,660
		10,164
Software — 10.6%
Autodesk, Inc. *	5	867
Cadence Design Systems, Inc. *	11	1,569
Coupa Software, Inc. *	9	496
Intuit, Inc.	5	1,993
Microsoft Corp.	57	14,723
		19,648
Specialty Retail — 3.9%
Best Buy Co., Inc.	21	1,394
Home Depot, Inc. (The)	13	3,442
TJX Cos., Inc. (The)	43	2,431
		7,267
INVESTMENTS	SHARES (000)	VALUE ($000)

Technology Hardware, Storage & Peripherals — 6.2%
Apple, Inc.	75	10,202
Seagate Technology Holdings plc	17	1,207
		11,409
Textiles, Apparel & Luxury Goods — 0.5%
VF Corp.	19	850
Total Common Stocks (Cost $185,835)		180,079
Short Term Investments — 1.5%
Investment Companies — 1.4%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (b) (c) (Cost $2,533)	2,533	2,533
Investment of Cash Collateral from Securities Loaned — 0.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c) (Cost $198)	198	198
Total Short Term Investments (Cost $2,731)		2,731
Total Investments — 98.6% (Cost $188,566)		182,810
Other Assets Less Liabilities — 1.4%		2,596
NET ASSETS — 100.0%		185,406

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2022. The total value of securities on loan at June 30, 2022 is $182.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. Morgan Large Cap Funds	June 30, 2022

Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
E-Mini S&P 500 ESG Index	28	09/16/2022	USD	4,647	(62)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	93

JPMorgan U.S. Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.9%
Aerospace & Defense — 4.4%
General Dynamics Corp.	177	39,244
Northrop Grumman Corp.	70	33,414
Raytheon Technologies Corp.	525	50,411
		123,069
Air Freight & Logistics — 1.3%
United Parcel Service, Inc., Class B	200	36,526
Airlines — 0.8%
Southwest Airlines Co. *	635	22,953
Banks — 9.3%
Bank of America Corp.	1,389	43,255
Citigroup, Inc.	873	40,145
Citizens Financial Group, Inc.	298	10,638
M&T Bank Corp.	117	18,572
PNC Financial Services Group, Inc. (The)	208	32,879
Truist Financial Corp.	783	37,125
US Bancorp	386	17,765
Wells Fargo & Co.	1,585	62,093
		262,472
Beverages — 1.3%
Monster Beverage Corp. *	157	14,535
PepsiCo, Inc.	132	22,109
		36,644
Biotechnology — 3.4%
AbbVie, Inc.	282	43,134
Amgen, Inc.	68	16,621
Biogen, Inc. *	20	4,101
Vertex Pharmaceuticals, Inc. *	111	31,251
		95,107
Building Products — 0.3%
Trane Technologies plc	75	9,712
Capital Markets — 6.7%
BlackRock, Inc.	79	48,281
Charles Schwab Corp. (The)	364	22,962
Goldman Sachs Group, Inc. (The)	102	30,380
Morgan Stanley	599	45,564
S&P Global, Inc.	54	18,100
T. Rowe Price Group, Inc.	200	22,718
		188,005
INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — 2.4%
Air Products and Chemicals, Inc.	141	34,016
Axalta Coating Systems Ltd. *	1,516	33,514
		67,530
Commercial Services & Supplies — 0.7%
Republic Services, Inc.	143	18,676
Construction Materials — 0.9%
Vulcan Materials Co.	181	25,775
Consumer Finance — 1.8%
American Express Co.	194	26,821
Capital One Financial Corp.	223	23,280
		50,101
Containers & Packaging — 0.4%
Ball Corp.	155	10,646
Diversified Financial Services — 1.8%
Berkshire Hathaway, Inc., Class B *	182	49,689
Electric Utilities — 2.0%
Entergy Corp.	90	10,065
NextEra Energy, Inc.	312	24,186
Xcel Energy, Inc.	311	22,022
		56,273
Electrical Equipment — 1.0%
Eaton Corp. plc	222	27,948
Entertainment — 0.5%
Walt Disney Co. (The) *	139	13,113
Equity Real Estate Investment Trusts (REITs) — 1.4%
AvalonBay Communities, Inc.	50	9,626
Host Hotels & Resorts, Inc.	1,018	15,966
Ventas, Inc.	258	13,274
		38,866
Food & Staples Retailing — 1.0%
Walmart, Inc.	226	27,532
Food Products — 1.0%
Mondelez International, Inc., Class A	456	28,298
Health Care Equipment & Supplies — 3.4%
Becton Dickinson and Co.	93	22,850
Boston Scientific Corp. *	651	24,263
Medtronic plc	324	29,047
Zimmer Biomet Holdings, Inc.	174	18,343
		94,503
SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. Morgan Large Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Providers & Services — 5.9%
Cigna Corp.	158	41,622
Elevance Health, Inc.	50	24,099
Humana, Inc.	60	28,070
UnitedHealth Group, Inc.	143	73,341
		167,132
Hotels, Restaurants & Leisure — 1.7%
Booking Holdings, Inc. *	11	18,520
McDonald's Corp.	121	29,951
		48,471
Household Durables — 0.4%
Newell Brands, Inc.	535	10,189
Household Products — 1.1%
Procter & Gamble Co. (The)	218	31,405
Insurance — 4.2%
Chubb Ltd.	156	30,700
Hartford Financial Services Group, Inc. (The)	412	26,986
Loews Corp.	224	13,275
Marsh & McLennan Cos., Inc.	86	13,281
MetLife, Inc.	358	22,453
Prudential Financial, Inc.	129	12,332
		119,027
Interactive Media & Services — 1.8%
Alphabet, Inc., Class C *	16	35,255
Meta Platforms, Inc., Class A *	91	14,706
		49,961
IT Services — 1.0%
Fidelity National Information Services, Inc.	94	8,649
International Business Machines Corp.	137	19,332
		27,981
Machinery — 2.5%
Dover Corp.	298	36,159
Parker-Hannifin Corp.	142	34,960
		71,119
Media — 1.4%
Comcast Corp., Class A	987	38,739
Multiline Retail — 0.9%
Dollar General Corp.	102	24,986
INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — 1.6%
CMS Energy Corp.	505	34,068
Public Service Enterprise Group, Inc.	159	10,079
		44,147
Oil, Gas & Consumable Fuels — 7.5%
Chevron Corp.	193	27,988
ConocoPhillips	778	69,851
EOG Resources, Inc.	432	47,701
Exxon Mobil Corp.	681	58,295
Valero Energy Corp.	73	7,814
		211,649
Pharmaceuticals — 6.5%
Bristol-Myers Squibb Co.	884	68,047
Eli Lilly & Co.	97	31,435
Johnson & Johnson	306	54,395
Merck & Co., Inc.	95	8,680
Pfizer, Inc.	408	21,387
		183,944
Road & Rail — 1.0%
CSX Corp.	929	26,997
Semiconductors & Semiconductor Equipment — 4.3%
Analog Devices, Inc.	284	41,459
Lam Research Corp.	25	10,535
NXP Semiconductors NV (China)	176	26,144
Texas Instruments, Inc.	277	42,540
		120,678
Software — 1.1%
Microsoft Corp.	125	32,110
Specialty Retail — 4.8%
AutoZone, Inc. *	18	39,325
Home Depot, Inc. (The)	113	31,010
Lowe's Cos., Inc.	128	22,303
O'Reilly Automotive, Inc. *	22	14,278
TJX Cos., Inc. (The)	520	29,023
		135,939
Technology Hardware, Storage & Peripherals — 0.4%
Apple, Inc.	85	11,636
Textiles, Apparel & Luxury Goods — 0.8%
NIKE, Inc., Class B	233	23,765
Tobacco — 1.4%
Philip Morris International, Inc.	407	40,162
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	95

JPMorgan U.S. Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Wireless Telecommunication Services — 0.8%
T-Mobile US, Inc. *	174	23,396
Total Common Stocks (Cost $2,415,242)		2,726,871
Short Term Investments — 2.7%
Investment Companies — 2.7%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b) (Cost $76,404)	76,396	76,411
Total Investments — 99.6% (Cost $2,491,646)		2,803,282
Other Assets Less Liabilities — 0.4%		11,046
NET ASSETS — 100.0%		2,814,328

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is is managed by JP Morgan Chase Bank, N.A.
(b)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. Morgan Large Cap Funds	June 30, 2022

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2022
(Amounts in thousands, except per share amounts)

	JPMorgan Equity Focus Fund	JPMorgan Equity Income Fund	JPMorgan Equity Index Fund	JPMorgan Equity Premium Income Fund
ASSETS:
Investments in non-affiliates, at value	$173,256	$45,254,776	$7,127,198	$3,506,378
Investments in affiliates, at value	11,341	667,513	120,259	80,017
Investments of cash collateral received from securities loaned, at value (See Note 2.C)	—	—	6,000	—
Cash	6	684	39	—
Foreign currency, at value	1	—	2	—
Deposits at broker for futures contracts	—	—	3,223	410
Receivables:
Due from custodian	—	—	—	3,184
Investment securities sold	—	55,986	—	134,022
Fund shares sold	851	33,747	4,504	15,430
Interest from non-affiliates	—	—	—	22,749
Dividends from non-affiliates	176	92,274	5,688	3,912
Dividends from affiliates	—(a)	28	26	3
Securities lending income (See Note 2.C)	—	—	—(a)	—
Variation margin on futures contracts	—	—	—	278
Total Assets	185,631	46,105,008	7,266,939	3,766,383
LIABILITIES:
Payables:
Distributions	—	—	—	1,350
Investment securities purchased	5,444	63,242	—	132,162
Collateral received on securities loaned (See Note 2.C)	—	—	6,000	—
Fund shares redeemed	63	45,715	1,948	20,104
Variation margin on futures contracts	—	—	362	—
Accrued liabilities:
Investment advisory fees	68	15,353	—	508
Administration fees	8	1,284	158	82
Distribution fees	7	1,819	194	642
Service fees	29	5,136	251	695
Custodian and accounting fees	4	258	47	16
Trustees’ and Chief Compliance Officer’s fees	—(a)	—	—(a)	—(a)
Other	85	787	195	233
Total Liabilities	5,708	133,594	9,155	155,792
Net Assets	$179,923	$45,971,414	$7,257,784	$3,610,591

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	97

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2022 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Equity Focus Fund	JPMorgan Equity Income Fund	JPMorgan Equity Index Fund	JPMorgan Equity Premium Income Fund
NET ASSETS:
Paid-in-Capital	$155,785	$33,921,627	$4,463,432	$3,930,177
Total distributable earnings (loss)	24,138	12,049,787	2,794,352	(319,586)
Total Net Assets:	$179,923	$45,971,414	$7,257,784	$3,610,591
Net Assets:
Class A	$17,340	$4,562,270	$654,422	$905,284
Class C	6,298	1,206,824	86,737	756,008
Class I	121,161	17,614,254	1,121,519	1,859,617
Class R2	—	102,353	—	—
Class R3	—	232,772	—	—
Class R4	—	211,963	—	—
Class R5	—	1,300,595	—	160
Class R6	35,124	20,740,383	5,395,106	89,522
Total	$179,923	$45,971,414	$7,257,784	$3,610,591
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	611	215,725	11,533	65,627
Class C	237	58,360	1,545	54,806
Class I	4,155	816,980	19,740	134,776
Class R2	—	4,864	—	—
Class R3	—	11,016	—	—
Class R4	—	9,838	—	—
Class R5	—	60,275	—	12
Class R6	1,210	962,015	94,935	6,489
Net Asset Value (a):
Class A — Redemption price per share	$28.42	$21.15	$56.74	$13.79
Class C — Offering price per share (b)	26.57	20.68	56.14	13.79
Class I — Offering and redemption price per share	29.16	21.56	56.81	13.80
Class R2 — Offering and redemption price per share	—	21.04	—	—
Class R3 — Offering and redemption price per share	—	21.13	—	—
Class R4 — Offering and redemption price per share	—	21.54	—	—
Class R5 — Offering and redemption price per share	—	21.58	—	13.79
Class R6 — Offering and redemption price per share	29.01	21.56	56.83	13.80
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$29.99	$22.32	$59.88	$14.55
Cost of investments in non-affiliates	$148,498	$33,586,660	$4,164,016	$3,579,763
Cost of investments in affiliates	11,340	667,488	93,632	80,015
Cost of foreign currency	1	—	2	—
Investment securities on loan, at value (See Note 2.C)	—	—	5,442	—
Cost of investment of cash collateral (See Note 2.C)	—	—	6,000	—

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan Hedged Equity Fund	JP Morgan Hedged Equity 2 Fund	JP Morgan Hedged Equity 3 Fund	JPMorgan Large Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$16,095,362	$5,286,873	$2,629,550	$29,453,501
Investments in affiliates, at value	—	212,012	60,717	1,876,889
Investments of cash collateral received from securities loaned, at value (See Note 2.C)	—	—	—	6,439
Options purchased, at value	503,744	250,491	152,908	—
Cash	6,458	1,273	457	1,724
Foreign currency, at value	10	4	2	—
Deposits at broker for futures contracts	3,392	1,988	3,129	—
Receivables:
Investment securities sold	2,458,074	1,208	370	—
Fund shares sold	21,521	35,947	38,672	43,909
Dividends from non-affiliates	16,049	5,590	2,781	17,110
Dividends from affiliates	77	8	2	79
Securities lending income (See Note 2.C)	—	—	—	1
Variation margin on futures contracts	1,246	1,963	—	—
Total Assets	19,105,933	5,797,357	2,888,588	31,399,652
LIABILITIES:
Payables:
Investment securities purchased	1,978,154	146,977	888	—
Collateral received on securities loaned (See Note 2.C)	—	—	—	6,439
Interfund lending	2,388	—	—	—
Fund shares redeemed	120,556	7,615	3,571	30,583
Variation margin on futures contracts	—	—	278	—
Outstanding options written, at fair value	501,568	16,699	31,364	—
Accrued liabilities:
Investment advisory fees	3,447	848	360	10,236
Administration fees	894	154	38	317
Distribution fees	616	213	83	1,233
Service fees	3,122	961	473	3,015
Custodian and accounting fees	109	24	18	191
Trustees’ and Chief Compliance Officer’s fees	—	—	—	—
Other	745	399	222	940
Total Liabilities	2,611,599	173,890	37,295	52,954
Net Assets	$16,494,334	$5,623,467	$2,851,293	$31,346,698
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	99

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2022 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Hedged Equity Fund	JP Morgan Hedged Equity 2 Fund	JP Morgan Hedged Equity 3 Fund	JPMorgan Large Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$14,562,269	$6,096,749	$3,159,574	$25,253,261
Total distributable earnings (loss)	1,932,065	(473,282)	(308,281)	6,093,437
Total Net Assets:	$16,494,334	$5,623,467	$2,851,293	$31,346,698
Net Assets:
Class A	$1,647,387	$295,220	$110,840	$3,734,120
Class C	436,891	241,375	97,285	556,002
Class I	12,790,417	4,110,283	2,257,577	9,509,669
Class R2	—	—	—	90,916
Class R3	—	—	—	205,831
Class R4	—	—	—	137,633
Class R5	5,335	636	128	629,918
Class R6	1,614,304	975,953	385,463	16,482,609
Total	$16,494,334	$5,623,467	$2,851,293	$31,346,698
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	68,074	19,850	7,730	84,639
Class C	18,189	16,266	6,802	18,742
Class I	526,819	276,065	157,220	209,833
Class R2	—	—	—	2,191
Class R3	—	—	—	4,630
Class R4	—	—	—	3,044
Class R5	219	43	9	13,428
Class R6	66,340	65,486	26,817	346,934
Net Asset Value (a):
Class A — Redemption price per share	$24.20	$14.87	$14.34	$44.12
Class C — Offering price per share (b)	24.02	14.84	14.30	29.67
Class I — Offering and redemption price per share	24.28	14.89	14.36	45.32
Class R2 — Offering and redemption price per share	—	—	—	41.49
Class R3 — Offering and redemption price per share	—	—	—	44.45
Class R4 — Offering and redemption price per share	—	—	—	45.23
Class R5 — Offering and redemption price per share	24.32	14.89	14.37	46.91
Class R6 — Offering and redemption price per share	24.33	14.90	14.37	47.51
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$25.54	$15.69	$15.13	$46.56
Cost of investments in non-affiliates	$12,971,764	$5,921,651	$2,946,892	$24,304,559
Cost of investments in affiliates	—	212,012	60,717	1,876,903
Cost of options purchased	524,372	195,758	93,533	—
Cost of foreign currency	10	4	2	—
Investment securities on loan, at value (See Note 2.C)	—	—	—	5,817
Cost of investment of cash collateral (See Note 2.C)	—	—	—	6,439
Premiums received from options written	508,009	191,908	81,615	—

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan Large Cap Value Fund	JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)	JPMorgan U.S. Equity Fund	JPMorgan U.S. GARP Equity Fund
ASSETS:
Investments in non-affiliates, at value	$3,066,049	$193,334	$17,972,236	$935,814
Investments in affiliates, at value	130,474	2,967	594,276	38,483
Investments of cash collateral received from securities loaned, at value (See Note 2.C)	—	—	—	638
Cash	122	3	502	29
Foreign currency, at value	—	—	—	1
Deposits at broker for futures contracts	—	295	11,214	2,110
Receivables:
Investment securities sold	—	—	82,926	—
Fund shares sold	8,417	24	13,200	52
Dividends from non-affiliates	4,694	257	15,561	520
Dividends from affiliates	6	—(a)	25	2
Securities lending income (See Note 2.C)	—	—	—	—(a)
Total Assets	3,209,762	196,880	18,689,940	977,649
LIABILITIES:
Payables:
Investment securities purchased	9,666	—	62,204	—
Collateral received on securities loaned (See Note 2.C)	—	—	—	638
Fund shares redeemed	2,457	160	10,736	193
Variation margin on futures contracts	—	21	1,184	252
Accrued liabilities:
Investment advisory fees	939	38	5,900	207
Administration fees	132	4	752	36
Distribution fees	105	16	683	46
Service fees	313	20	1,059	52
Custodian and accounting fees	20	6	111	8
Trustees’ and Chief Compliance Officer’s fees	—(a)	—	—	—
Other	112	117	402	68
Total Liabilities	13,744	382	83,031	1,500
Net Assets	$3,196,018	$196,498	$18,606,909	$976,149

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	101

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2022 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Large Cap Value Fund	JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)	JPMorgan U.S. Equity Fund	JPMorgan U.S. GARP Equity Fund
NET ASSETS:
Paid-in-Capital	$2,946,450	$173,530	$13,205,671	$699,812
Total distributable earnings (loss)	249,568	22,968	5,401,238	276,337
Total Net Assets:	$3,196,018	$196,498	$18,606,909	$976,149
Net Assets:
Class A	$235,054	$49,916	$1,577,771	$92,344
Class C	79,663	7,147	351,674	19,522
Class I	1,275,387	94,291	1,863,855	86,649
Class L	—	—	1,578,191	—
Class R2	12,323	2,651	219,960	31,751
Class R3	6,010	—	157,177	—
Class R4	495	—	55,292	—
Class R5	23,073	3,610	911,961	103,007
Class R6	1,564,013	38,883	11,891,028	642,876
Total	$3,196,018	$196,498	$18,606,909	$976,149
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	13,133	1,879	90,244	1,861
Class C	4,683	276	21,126	408
Class I	72,748	3,506	106,172	1,698
Class L	—	—	89,689	—
Class R2	695	101	12,749	666
Class R3	344	—	9,033	—
Class R4	28	—	3,155	—
Class R5	1,300	134	51,807	2,059
Class R6	88,815	1,444	673,765	12,854
Net Asset Value (a):
Class A — Redemption price per share	$17.90	$26.56	$17.48	$49.61
Class C — Offering price per share (b)	17.01	25.93	16.65	47.82
Class I — Offering and redemption price per share	17.53	26.89	17.56	51.05
Class L — Offering and redemption price per share	—	—	17.60	—
Class R2 — Offering and redemption price per share	17.72	26.18	17.25	47.65
Class R3 — Offering and redemption price per share	17.49	—	17.40	—
Class R4 — Offering and redemption price per share	17.92	—	17.52	—
Class R5 — Offering and redemption price per share	17.75	26.95	17.60	50.02
Class R6 — Offering and redemption price per share	17.61	26.95	17.65	50.02
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$18.89	$28.03	$18.45	$52.36
Cost of investments in non-affiliates	$2,919,172	$173,950	$12,757,261	$687,640
Cost of investments in affiliates	130,466	2,967	594,247	38,481
Cost of foreign currency	—	—	—	1
Investment securities on loan, at value (See Note 2.C)	—	—	—	587
Cost of investment of cash collateral (See Note 2.C)	—	—	—	638

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan U.S. Large Cap Core Plus Fund	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund	JPMorgan U.S. Value Fund
ASSETS:
Investments in non-affiliates, at value	$1,998,104	$6,598,116	$180,079	$2,726,871
Investments in affiliates, at value	6,679	117,994	2,533	76,411
Investments of cash collateral received from securities loaned, at value (See Note 2.C)	—	—	198	—
Cash	37	102	2	79
Foreign currency, at value	6	5	1	—
Deposits at broker for futures contracts	—	6,709	241	—
Receivables:
Investment securities sold	8,347	658	1,060	1,516
Fund shares sold	406	24,436	2,665	13,000
Dividends from non-affiliates	1,663	7,181	196	3,735
Dividends from affiliates	—(a)	5	—(a)	3
Securities lending income (See Note 2.C)	—	—	—(a)	—
Total Assets	2,015,242	6,755,206	186,975	2,821,615
LIABILITIES:
Payables:
Securities sold short, at value	370,095	—	—	—
Dividend expense to non-affiliates on securities sold short	702	—	—	—
Investment securities purchased	4,096	872	993	2,842
Interest expense to non-affiliates on securities sold short	185	—	—	—
Collateral received on securities loaned (See Note 2.C)	—	—	198	—
Fund shares redeemed	1,738	976	224	2,799
Variation margin on futures contracts	—	693	26	—
Due to broker for securities sold short	7	—	—	—
Accrued liabilities:
Investment advisory fees	881	1,049	31	765
Administration fees	84	185	2	70
Distribution fees	72	31	11	198
Service fees	161	61	4	461
Custodian and accounting fees	18	29	6	16
Trustees’ and Chief Compliance Officer’s fees	—	—(a)	—	—
Other	133	272	74	136
Total Liabilities	378,172	4,168	1,569	7,287
Net Assets	$1,637,070	$6,751,038	$185,406	$2,814,328

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	103

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2022 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan U.S. Large Cap Core Plus Fund	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund	JPMorgan U.S. Value Fund
NET ASSETS:
Paid-in-Capital	$614,457	$5,332,170	$199,275	$2,502,965
Total distributable earnings (loss)	1,022,613	1,418,868	(13,869)	311,363
Total Net Assets:	$1,637,070	$6,751,038	$185,406	$2,814,328
Net Assets:
Class A	$240,209	$145,624	$37,387	$723,238
Class C	28,297	—	4,668	71,714
Class I	970,509	611,102	98,142	1,440,632
Class R2	4,602	—	—	3,563
Class R3	—	—	—	8,698
Class R4	—	—	—	253
Class R5	27,541	—	—	4,409
Class R6	365,912	5,994,312	45,209	561,821
Total	$1,637,070	$6,751,038	$185,406	$2,814,328
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	13,326	5,044	767	12,012
Class C	1,828	—	98	1,350
Class I	51,952	20,887	1,992	22,502
Class R2	277	—	—	59
Class R3	—	—	—	136
Class R4	—	—	—	4
Class R5	1,457	—	—	68
Class R6	19,358	205,217	917	8,704
Net Asset Value (a):
Class A — Redemption price per share	$18.03	$28.88	$48.80	$60.21
Class C — Offering price per share (b)	15.48	—	47.61	53.16
Class I — Offering and redemption price per share	18.68	29.26	49.27	64.02
Class R2 — Offering and redemption price per share	16.59	—	—	60.30
Class R3 — Offering and redemption price per share	—	—	—	63.83
Class R4 — Offering and redemption price per share	—	—	—	64.04
Class R5 — Offering and redemption price per share	18.91	—	—	64.52
Class R6 — Offering and redemption price per share	18.90	29.21	49.27	64.55
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$19.03	$30.48	$51.50	$63.55
Cost of investments in non-affiliates	$1,226,944	$5,216,248	$185,835	$2,415,242
Cost of investments in affiliates	6,679	117,988	2,533	76,404
Cost of foreign currency	6	5	1	—
Investment securities on loan, at value	—	—	182	—
Cost of investment of cash collateral (See Note 2.C)	—	—	198	—
Proceeds from securities sold short	438,133	—	—	—

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. Morgan Large Cap Funds	June 30, 2022

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2022
(Amounts in thousands)

	JPMorgan Equity Focus Fund	JPMorgan Equity Income Fund	JPMorgan Equity Index Fund	JPMorgan Equity Premium Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$—	$194,508
Dividend income from non-affiliates	1,592	1,193,944	108,426	33,216
Dividend income from affiliates	18	2,188	2,405	161
Income from securities lending (net) (See Note 2.C)	—	—	49	2
Total investment income	1,610	1,196,132	110,880	227,887
EXPENSES:
Investment advisory fees	749	196,546	3,092	5,431
Administration fees	112	16,182	5,797	1,629
Distribution fees:
Class A	31	12,276	1,909	1,328
Class C	36	10,728	802	3,447
Class R2	—	452	—	—
Class R3	—	673	—	—
Service fees:
Class A	31	12,276	1,909	1,328
Class C	12	3,576	268	1,149
Class I	243	47,301	3,394	2,783
Class R2	—	226	—	—
Class R3	—	673	—	—
Class R4	—	579	—	—
Class R5	—	1,578	—	—
Custodian and accounting fees	25	1,557	281	100
Interest expense to affiliates	—	—	4	—(a)
Professional fees	50	358	97	86
Trustees’ and Chief Compliance Officer’s fees	26	165	47	31
Printing and mailing costs	3	1,490	119	71
Registration and filing fees	52	1,654	216	692
Transfer agency fees (See Note 2.M)	4	809	231	65
Other	13	1,546	167	62
Total expenses	1,387	310,645	18,333	18,202
Less fees waived	(139)	(1,078)	(8,492)	(581)
Less expense reimbursements	—	—	(42)	—
Net expenses	1,248	309,567	9,799	17,621
Net investment income (loss)	362	886,565	101,081	210,266
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,520	1,238,681	(53,205)	(196,716)
Investments in affiliates	—	(292)	(840)	1
Futures contracts	—	—	1,729	(12,847)
Net realized gain (loss)	1,520	1,238,389	(52,316)	(209,562)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(21,485)	(2,960,355)	(898,482)	(142,900)
Investments in affiliates	1	(113)	(25,721)	2
Futures contracts	—	—	(919)	141
Change in net unrealized appreciation/depreciation	(21,484)	(2,960,468)	(925,122)	(142,757)
Net realized/unrealized gains (losses)	(19,964)	(1,722,079)	(977,438)	(352,319)
Change in net assets resulting from operations	$(19,602)	$(835,514)	$(876,357)	$(142,053)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	105

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2022 (continued)
(Amounts in thousands)

	JPMorgan Hedged Equity Fund	JP Morgan Hedged Equity 2 Fund	JP Morgan Hedged Equity 3 Fund	JPMorgan Large Cap Growth Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$2	$—	$8
Dividend income from non-affiliates	252,138	52,290	27,928	270,438
Dividend income from affiliates	213	202	103	5,759
Income from securities lending (net) (See Note 2.C)	—	—	—	144
Total investment income	252,351	52,494	28,031	276,349
EXPENSES:
Investment advisory fees	46,664	9,239	4,967	168,383
Administration fees	11,819	2,772	1,490	14,872
Distribution fees:
Class A	4,541	522	204	12,017
Class C	3,691	1,292	511	5,602
Class R2	—	—	—	622
Class R3	—	—	—	650
Service fees:
Class A	4,541	522	204	12,017
Class C	1,230	430	170	1,867
Class I	36,231	7,315	3,867	27,144
Class R2	—	—	—	311
Class R3	—	—	—	650
Class R4	—	—	—	503
Class R5	6	1	—	862
Custodian and accounting fees	618	147	94	1,169
Interest expense to affiliates	—(a)	—	—	—
Professional fees	190	86	76	289
Trustees’ and Chief Compliance Officer’s fees	79	35	31	132
Printing and mailing costs	804	157	92	1,068
Registration and filing fees	880	1,180	736	1,984
Transfer agency fees (See Note 2.M)	245	38	19	704
Offering costs (See Note 2.K)	—	69	70	—
Other	688	119	54	1,054
Total expenses	112,227	23,924	12,585	251,900
Less fees waived	(203)	(808)	(597)	(26,043)
Less expense reimbursements	—	(74)	(72)	(15)
Net expenses	112,024	23,042	11,916	225,842
Net investment income (loss)	140,327	29,452	16,115	50,507
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	962,674	(129,673)	(46,588)	1,518,098
Investments in affiliates	—	—	—	(377)
Options purchased	399,733	(80,522)	(184,631)	—
Futures contracts	(6,484)	(6,625)	(3,007)	—
Options written	162,347	155,021	140,247	—
Net realized gain (loss)	1,518,270	(61,799)	(93,979)	1,517,721
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(2,740,155)	(687,185)	(342,220)	(9,342,995)
Investments in affiliates	—	—	—	(196)
Options purchased	(26,130)	73,443	63,887	—
Futures contracts	(1,797)	(145)	(335)	—
Options written	(1,406)	167,188	49,931	—
Change in net unrealized appreciation/depreciation	(2,769,488)	(446,699)	(228,737)	(9,343,191)
Net realized/unrealized gains (losses)	(1,251,218)	(508,498)	(322,716)	(7,825,470)
Change in net assets resulting from operations	$(1,110,891)	$(479,046)	$(306,601)	$(7,774,963)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan Large Cap Value Fund	JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)	JPMorgan U.S. Equity Fund	JPMorgan U.S. GARP Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$9	$1
Dividend income from non-affiliates	63,169	4,973	273,168	9,841
Dividend income from affiliates	302	9	1,142	71
Income from securities lending (net) (See Note 2.C)	25	—(a)	46	40
Total investment income	63,496	4,982	274,365	9,953
EXPENSES:
Investment advisory fees	13,536	712	83,788	3,713
Administration fees	2,538	178	12,728	928
Distribution fees:
Class A	556	146	4,432	294
Class C	512	74	2,994	210
Class R2	59	15	1,324	217
Class R3	8	—	450	—
Service fees:
Class A	556	146	4,432	294
Class C	171	25	998	70
Class I	3,262	300	4,923	355
Class L	—	—	1,899	—
Class R2	29	7	662	109
Class R3	8	—	450	—
Class R4	1	—	146	—
Class R5	25	4	1,081	143
Custodian and accounting fees	125	26	658	46
Interest expense to affiliates	1	—	1	—
Professional fees	70	71	181	58
Trustees’ and Chief Compliance Officer’s fees	33	26	85	29
Printing and mailing costs	93	8	235	44
Registration and filing fees	390	66	715	95
Transfer agency fees (See Note 2.M)	321	11	359	47
Other	116	21	500	37
Total expenses	22,410	1,836	123,041	6,689
Less fees waived	(2,339)	(502)	(6,910)	(798)
Less expense reimbursements	(18)	(1)	(126)	—
Net expenses	20,053	1,333	116,005	5,891
Net investment income (loss)	43,443	3,649	158,360	4,062
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	163,511	43,569	1,076,124	119,281
Investments in affiliates	(8)	—(a)	(137)	(5)
Futures contracts	—	(127)	(45,371)	(996)
Net realized gain (loss)	163,503	43,442	1,030,616	118,280
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(382,739)	(53,165)	(3,200,832)	(314,612)
Investments in affiliates	8	—	32	(1)
Futures contracts	—	(3)	3,430	(1,571)
Change in net unrealized appreciation/depreciation	(382,731)	(53,168)	(3,197,370)	(316,184)
Net realized/unrealized gains (losses)	(219,228)	(9,726)	(2,166,754)	(197,904)
Change in net assets resulting from operations	$(175,785)	$(6,077)	$(2,008,394)	$(193,842)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	107

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2022 (continued)
(Amounts in thousands)

	JPMorgan U.S. Large Cap Core Plus Fund	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund	JPMorgan U.S. Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$3	$—	$—
Dividend income from non-affiliates	36,848	83,193	2,329	45,713
Dividend income from affiliates	48	271	8	193
Income from securities lending (net) (See Note 2.C)	—	—	3	—
Total investment income	36,896	83,467	2,340	45,906
EXPENSES:
Investment advisory fees	15,781	14,947	536	8,798
Administration fees	1,821	4,484	134	1,650
Distribution fees:
Class A	803	419	86	1,558
Class C	269	—	36	402
Class R2	29	—	—	15
Class R3	—	—	—	18
Service fees:
Class A	803	419	86	1,558
Class C	90	—	12	134
Class I	3,833	1,794	257	2,778
Class R2	14	—	—	7
Class R3	—	—	—	18
Class R4	—	—	—	1
Class R5	34	—	—	2
Custodian and accounting fees	92	190	31	83
Interest expense to affiliates	—(a)	—(a)	—	—
Professional fees	68	88	51	62
Trustees’ and Chief Compliance Officer’s fees	32	42	25	31
Printing and mailing costs	56	34	35	96
Registration and filing fees	69	300	93	400
Transfer agency fees (See Note 2.M)	58	62	8	141
Dividend expense to non-affiliates on securities sold short	15,031	—	—	—
Interest expense to non-affiliates on securities sold short	3,215	—	—	—
Other	93	110	17	95
Total expenses	42,191	22,889	1,407	17,847
Less fees waived	(2,919)	(6,655)	(605)	(1,665)
Less expense reimbursements	(4)	—	(1)	(6)
Net expenses	39,268	16,234	801	16,176
Net investment income (loss)	(2,372)	67,233	1,539	29,730
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	576,813	232,668	(6,008)	873
Investments in affiliates	(2)	(46)	(1)	(21)
Futures contracts	(1,276)	(12,258)	(419)	—
Securities sold short	(47,163)	—	—	—
Net realized gain (loss)	528,372	220,364	(6,428)	852
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(856,556)	(1,098,448)	(32,652)	(206,747)
Investments in affiliates	—(a)	—(a)	(1)	7
Futures contracts	—	(3,803)	(126)	—
Securities sold short	109,819	—	—	—
Change in net unrealized appreciation/depreciation	(746,737)	(1,102,251)	(32,779)	(206,740)
Net realized/unrealized gains (losses)	(218,365)	(881,887)	(39,207)	(205,888)
Change in net assets resulting from operations	$(220,737)	$(814,654)	$(37,668)	$(176,158)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. Morgan Large Cap Funds	June 30, 2022

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$362	$348	$886,565	$665,372
Net realized gain (loss)	1,520	17,317	1,238,389	933,009
Change in net unrealized appreciation/depreciation	(21,484)	22,946	(2,960,468)	10,722,892
Change in net assets resulting from operations	(19,602)	40,611	(835,514)	12,321,273
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,192)	(862)	(164,725)	(59,104)
Class C	(513)	(403)	(42,186)	(14,553)
Class I	(9,277)	(7,180)	(669,432)	(245,584)
Class R2	—	—	(2,569)	(921)
Class R3	—	—	(8,711)	(3,447)
Class R4	—	—	(8,137)	(3,022)
Class R5	—	—	(58,431)	(26,918)
Class R6	(3,810)	(3,356)	(826,895)	(310,281)
Total distributions to shareholders	(14,792)	(11,801)	(1,781,086)	(663,830)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	82,423	18,030	2,182,357	5,193,277
NET ASSETS:
Change in net assets	48,029	46,840	(434,243)	16,850,720
Beginning of period	131,894	85,054	46,405,657	29,554,937
End of period	$179,923	$131,894	$45,971,414	$46,405,657
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	109

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Equity Index Fund		JPMorgan Equity Premium Income Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$101,081	$86,869	$210,266	$34,890
Net realized gain (loss)	(52,316)	83,243	(209,562)	(4,048)
Change in net unrealized appreciation/depreciation	(925,122)	1,884,412	(142,757)	61,774
Change in net assets resulting from operations	(876,357)	2,054,524	(142,053)	92,616
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(17,775)	(8,535)	(51,883)	(3,484)
Class C	(1,864)	(710)	(42,257)	(2,300)
Class I	(36,175)	(15,010)	(109,468)	(25,702)
Class R5	—	—	(10)	(5)
Class R6	(150,588)	(74,066)	(6,808)	(3,425)
Total distributions to shareholders	(206,402)	(98,321)	(210,426)	(34,916)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,696,102	(315,633)	3,062,266	651,374
NET ASSETS:
Change in net assets	613,343	1,640,570	2,709,787	709,074
Beginning of period	6,644,441	5,003,871	900,804	191,730
End of period	$7,257,784	$6,644,441	$3,610,591	$900,804
SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan Hedged Equity Fund		JPMorgan Hedged Equity 2 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Period Ended June 30, 2021 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$140,327	$124,937	$29,452	$1,623
Net realized gain (loss)	1,518,270	(1,966,393)	(61,799)	(9,789)
Change in net unrealized appreciation/depreciation	(2,769,488)	4,396,300	(446,699)	41,762
Change in net assets resulting from operations	(1,110,891)	2,554,844	(479,046)	33,596
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(9,354)	(7,417)	(1,015)	(25)
Class C	(427)	(1,096)	(134)	(1)
Class I	(108,876)	(115,685)	(21,141)	(785)
Class R5	(54)	(47)	(5)	(1)
Class R6	(18,335)	(15,731)	(4,458)	(305)
Total distributions to shareholders	(137,046)	(139,976)	(26,753)	(1,117)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(552,652)	7,138,463	4,737,398	1,359,389
NET ASSETS:
Change in net assets	(1,800,589)	9,553,331	4,231,599	1,391,868
Beginning of period	18,294,923	8,741,592	1,391,868	—
End of period	$16,494,334	$18,294,923	$5,623,467	$1,391,868

(a)
Commencement of operations was February 26, 2021.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	111

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Hedged Equity 3 Fund		JPMorgan Large Cap Growth Fund
	Year Ended June 30, 2022	Period Ended June 30, 2021 (a)	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$16,115	$641	$50,507	$(41,950)
Net realized gain (loss)	(93,979)	(7,884)	1,517,721	5,959,007
Change in net unrealized appreciation/depreciation	(228,737)	20,718	(9,343,191)	4,245,115
Change in net assets resulting from operations	(306,601)	13,475	(7,774,963)	10,162,172
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(392)	(15)	(708,158)	(229,243)
Class C	(57)	(3)	(155,323)	(49,805)
Class I	(11,480)	(417)	(1,544,842)	(484,046)
Class R2	—	—	(20,184)	(7,546)
Class R3	—	—	(39,213)	(8,542)
Class R4	—	—	(31,893)	(6,602)
Class R5	(1)	—	(117,247)	(48,291)
Class R6	(2,793)	(2)	(2,685,495)	(774,029)
Total distributions to shareholders	(14,723)	(437)	(5,302,355)	(1,608,104)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,606,051	553,528	7,007,636	5,597,146
NET ASSETS:
Change in net assets	2,284,727	566,566	(6,069,682)	14,151,214
Beginning of period	566,566	—	37,416,380	23,265,166
End of period	$2,851,293	$566,566	$31,346,698	$37,416,380

(a)
Commencement of operations was February 26, 2021.
SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan Large Cap Value Fund		JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$43,443	$19,708	$3,649	$4,072
Net realized gain (loss)	163,503	227,272	43,442	30,613
Change in net unrealized appreciation/depreciation	(382,731)	529,855	(53,168)	61,725
Change in net assets resulting from operations	(175,785)	776,835	(6,077)	96,410
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(16,253)	(755)	(14,584)	(1,695)
Class C	(4,773)	(69)	(2,524)	(287)
Class I	(104,910)	(4,846)	(30,625)	(4,082)
Class R2	(882)	(42)	(689)	(85)
Class R3	(34)	—	—	—
Class R4	(16)	—	—	—
Class R5	(1,981)	(193)	(1,033)	(141)
Class R6	(126,428)	(12,971)	(10,385)	(2,355)
Total distributions to shareholders	(255,277)	(18,876)	(59,840)	(8,645)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(714,390)	2,323,514	(13,864)	(67,252)
NET ASSETS:
Change in net assets	(1,145,452)	3,081,473	(79,781)	20,513
Beginning of period	4,341,470	1,259,997	276,279	255,766
End of period	$3,196,018	$4,341,470	$196,498	$276,279
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	113

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan U.S. Equity Fund		JPMorgan U.S. GARP Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$158,360	$151,578	$4,062	$4,455
Net realized gain (loss)	1,030,616	2,016,851	118,280	196,953
Change in net unrealized appreciation/depreciation	(3,197,370)	4,026,205	(316,184)	220,654
Change in net assets resulting from operations	(2,008,394)	6,194,634	(193,842)	422,062
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(181,929)	(83,977)	(23,478)	(9,875)
Class C	(41,990)	(17,652)	(5,967)	(2,514)
Class I	(202,500)	(87,780)	(31,685)	(13,950)
Class L	(202,579)	(164,969)	—	—
Class R2	(26,985)	(14,883)	(9,121)	(4,145)
Class R3	(18,705)	(8,862)	—	—
Class R4	(6,517)	(1,911)	—	—
Class R5	(115,744)	(60,489)	(26,875)	(20,231)
Class R6	(1,409,196)	(727,732)	(145,336)	(67,081)
Total distributions to shareholders	(2,206,145)	(1,168,255)	(242,462)	(117,796)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,977,797	(121,490)	104,865	(111,060)
NET ASSETS:
Change in net assets	(1,236,742)	4,904,889	(331,439)	193,206
Beginning of period	19,843,651	14,938,762	1,307,588	1,114,382
End of period	$18,606,909	$19,843,651	$976,149	$1,307,588
SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan U.S. Large Cap Core Plus Fund		JPMorgan U.S. Research Enhanced Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(2,372)	$(4,044)	$67,233	$58,068
Net realized gain (loss)	528,372	1,008,393	220,364	562,881
Change in net unrealized appreciation/depreciation	(746,737)	54,134	(1,102,251)	1,148,187
Change in net assets resulting from operations	(220,737)	1,058,483	(814,654)	1,769,136
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(81,344)	(77,084)	(20,391)	(7,423)
Class C	(10,063)	(9,299)	—	—
Class I	(393,194)	(515,371)	(89,423)	(25,017)
Class R2	(1,484)	(1,244)	—	—
Class R5	(7,963)	(9,627)	—	—
Class R6	(131,817)	(147,178)	(594,375)	(159,941)
Total distributions to shareholders	(625,865)	(759,803)	(704,189)	(192,381)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(167,574)	(697,740)	3,217,839	(889,477)
NET ASSETS:
Change in net assets	(1,014,176)	(399,060)	1,698,996	687,278
Beginning of period	2,651,246	3,050,306	5,052,042	4,364,764
End of period	$1,637,070	$2,651,246	$6,751,038	$5,052,042
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	115

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan U.S. Sustainable Leaders Fund		JPMorgan U.S. Value Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,539	$719	$29,730	$14,952
Net realized gain (loss)	(6,428)	4,226	852	44,116
Change in net unrealized appreciation/depreciation	(32,779)	19,592	(206,740)	351,990
Change in net assets resulting from operations	(37,668)	24,537	(176,158)	411,058
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,320)	(235)	(17,510)	(10,335)
Class C	(170)	(30)	(1,448)	(611)
Class I	(4,168)	(711)	(31,283)	(11,089)
Class R2	—	—	(74)	(33)
Class R3	—	—	(246)	(16)
Class R4	—	—	(8)	(24)
Class R5	—	—	(100)	(3)
Class R6 (a)	(1,394)	(247)	(12,025)	(4,026)
Total distributions to shareholders	(7,052)	(1,223)	(62,694)	(26,137)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	114,576	51,536	1,346,195	595,210
NET ASSETS:
Change in net assets	69,856	74,850	1,107,343	980,131
Beginning of period	115,550	40,700	1,706,985	726,854
End of period	$185,406	$115,550	$2,814,328	$1,706,985

(a)
Commencement of offering of class of shares effective September 30, 2020 for JPMorgan U.S. Sustainable Leaders Fund.
SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$13,655	$3,527	$729,686	$1,280,565
Distributions reinvested	1,192	862	153,110	55,042
Cost of shares redeemed	(4,319)	(2,169)	(776,708)	(1,092,878)
Change in net assets resulting from Class A capital transactions	10,528	2,220	106,088	242,729
Class C
Proceeds from shares issued	2,980	419	107,183	243,967
Distributions reinvested	513	403	38,831	13,343
Cost of shares redeemed	(286)	(612)	(366,921)	(552,490)
Change in net assets resulting from Class C capital transactions	3,207	210	(220,907)	(295,180)
Class I
Proceeds from shares issued	59,967	9,125	4,277,091	5,967,956
Distributions reinvested	9,276	7,180	611,196	221,627
Cost of shares redeemed	(8,874)	(3,056)	(4,266,919)	(3,358,152)
Change in net assets resulting from Class I capital transactions	60,369	13,249	621,368	2,831,431
Class R2
Proceeds from shares issued	—	—	55,288	18,279
Distributions reinvested	—	—	2,523	901
Cost of shares redeemed	—	—	(25,869)	(37,123)
Change in net assets resulting from Class R2 capital transactions	—	—	31,942	(17,943)
Class R3
Proceeds from shares issued	—	—	59,868	94,161
Distributions reinvested	—	—	6,729	2,770
Cost of shares redeemed	—	—	(103,259)	(57,502)
Change in net assets resulting from Class R3 capital transactions	—	—	(36,662)	39,429
Class R4
Proceeds from shares issued	—	—	72,823	153,736
Distributions reinvested	—	—	8,137	3,022
Cost of shares redeemed	—	—	(107,227)	(68,895)
Change in net assets resulting from Class R4 capital transactions	—	—	(26,267)	87,863
Class R5
Proceeds from shares issued	—	—	273,919	365,652
Distributions reinvested	—	—	56,256	25,988
Cost of shares redeemed	—	—	(616,133)	(420,221)
Change in net assets resulting from Class R5 capital transactions	—	—	(285,958)	(28,581)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	117

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$7,495	$2,422	$6,295,923	$6,385,588
Distributions reinvested	3,808	3,353	795,963	296,277
Cost of shares redeemed	(2,984)	(3,424)	(5,099,133)	(4,348,336)
Change in net assets resulting from Class R6 capital transactions	8,319	2,351	1,992,753	2,333,529
Total change in net assets resulting from capital transactions	$82,423	$18,030	$2,182,357	$5,193,277
SHARE TRANSACTIONS:
Class A
Issued	422	112	32,056	66,002
Reinvested	36	29	6,715	2,827
Redeemed	(131)	(70)	(34,107)	(57,193)
Change in Class A Shares	327	71	4,664	11,636
Class C
Issued	100	13	4,817	12,513
Reinvested	16	15	1,740	703
Redeemed	(9)	(21)	(16,497)	(29,946)
Change in Class C Shares	107	7	(9,940)	(16,730)
Class I
Issued	1,823	283	184,268	299,334
Reinvested	272	239	26,306	11,118
Redeemed	(275)	(97)	(183,505)	(169,937)
Change in Class I Shares	1,820	425	27,069	140,515
Class R2
Issued	—	—	2,393	934
Reinvested	—	—	111	47
Redeemed	—	—	(1,142)	(1,951)
Change in Class R2 Shares	—	—	1,362	(970)
Class R3
Issued	—	—	2,633	4,910
Reinvested	—	—	295	142
Redeemed	—	—	(4,499)	(2,969)
Change in Class R3 Shares	—	—	(1,571)	2,083
Class R4
Issued	—	—	3,143	7,771
Reinvested	—	—	351	150
Redeemed	—	—	(4,626)	(3,389)
Change in Class R4 Shares	—	—	(1,132)	4,532
SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class R5
Issued	—	—	11,784	18,235
Reinvested	—	—	2,419	1,312
Redeemed	—	—	(26,600)	(21,287)
Change in Class R5 Shares	—	—	(12,397)	(1,740)
Class R6
Issued	229	76	270,256	319,793
Reinvested	112	112	34,266	14,863
Redeemed	(87)	(109)	(219,071)	(224,750)
Change in Class R6 Shares	254	79	85,451	109,906
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	119

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Equity Index Fund		JPMorgan Equity Premium Income Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$82,713	$74,031	$903,577	$177,480
Distributions reinvested	17,193	8,283	51,745	3,413
Cost of shares redeemed	(96,507)	(119,065)	(133,894)	(25,791)
Change in net assets resulting from Class A capital transactions	3,399	(36,751)	821,428	155,102
Class C
Proceeds from shares issued	13,393	12,852	736,373	155,434
Distributions reinvested	1,551	573	42,175	2,275
Cost of shares redeemed	(25,208)	(39,283)	(104,072)	(8,379)
Change in net assets resulting from Class C capital transactions	(10,264)	(25,858)	674,476	149,330
Class I
Proceeds from shares issued	1,002,982	246,978	1,939,110	413,338
Distributions reinvested	34,655	14,184	107,196	25,319
Cost of shares redeemed	(713,355)	(612,226)	(530,901)	(135,112)
Change in net assets resulting from Class I capital transactions	324,282	(351,064)	1,515,405	303,545
Class R5
Proceeds from shares issued	—	—	97	54
Distributions reinvested	—	—	11	5
Cost of shares redeemed	—	—	(21)	—(a)
Change in net assets resulting from Class R5 capital transactions	—	—	87	59
Class R6
Proceeds from shares issued	2,125,519	1,831,702	61,071	47,093
Distributions reinvested	147,435	73,037	950	126
Cost of shares redeemed	(894,269)	(1,806,699)	(11,151)	(3,881)
Change in net assets resulting from Class R6 capital transactions	1,378,685	98,040	50,870	43,338
Total change in net assets resulting from capital transactions	$1,696,102	$(315,633)	$3,062,266	$651,374
SHARE TRANSACTIONS:
Class A
Issued	1,254	1,327	59,643	11,996
Reinvested	254	147	3,498	234
Redeemed	(1,462)	(2,136)	(8,945)	(1,795)
Change in Class A Shares	46	(662)	54,196	10,435
Class C
Issued	203	229	48,586	10,447
Reinvested	23	11	2,850	154
Redeemed	(388)	(738)	(7,026)	(568)
Change in Class C Shares	(162)	(498)	44,410	10,033

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan Equity Index Fund		JPMorgan Equity Premium Income Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class I
Issued	15,113	4,416	129,090	28,524
Reinvested	511	253	7,228	1,777
Redeemed	(11,065)	(11,138)	(35,676)	(9,545)
Change in Class I Shares	4,559	(6,469)	100,642	20,756
Class R5
Issued	—	—	6	4
Reinvested	—	—	1	—(a)
Redeemed	—	—	(1)	—(a)
Change in Class R5 Shares	—	—	6	4
Class R6
Issued	32,487	32,382	3,994	3,379
Reinvested	2,194	1,283	64	9
Redeemed	(13,096)	(30,349)	(741)	(269)
Change in Class R6 Shares	21,585	3,316	3,317	3,119

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	121

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Hedged Equity Fund		JPMorgan Hedged Equity 2 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Period Ended June 30, 2021(a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$574,974	$1,460,355	$365,352	$54,055
Distributions reinvested	9,306	7,380	1,015	25
Cost of shares redeemed	(592,347)	(340,811)	(92,936)	(2,233)
Change in net assets resulting from Class A capital transactions	(8,067)	1,126,924	273,431	51,847
Class C
Proceeds from shares issued	38,503	242,865	235,920	57,384
Distributions reinvested	427	1,095	134	1
Cost of shares redeemed	(72,125)	(53,065)	(28,929)	(1,122)
Change in net assets resulting from Class C capital transactions	(33,195)	190,895	207,125	56,263
Class I
Proceeds from shares issued	3,633,533	8,854,409	5,016,234	1,069,346
Distributions reinvested	105,652	111,688	21,057	783
Cost of shares redeemed	(4,412,213)	(3,681,719)	(1,543,931)	(75,413)
Change in net assets resulting from Class I capital transactions	(673,028)	5,284,378	3,493,360	994,716
Class R5
Proceeds from shares issued	1,099	3,519	152	545
Distributions reinvested	54	47	5	1
Cost of shares redeemed	(1,444)	(1,189)	(10)	(21)
Change in net assets resulting from Class R5 capital transactions	(291)	2,377	147	525
Class R6
Proceeds from shares issued	1,118,361	1,000,413	1,278,117	261,104
Distributions reinvested	8,295	7,536	4,411	300
Cost of shares redeemed	(964,727)	(474,060)	(519,193)	(5,366)
Change in net assets resulting from Class R6 capital transactions	161,929	533,889	763,335	256,038
Total change in net assets resulting from capital transactions	$(552,652)	$7,138,463	$4,737,398	$1,359,389
SHARE TRANSACTIONS:
Class A
Issued	22,386	60,745	22,315	3,452
Reinvested	362	303	64	2
Redeemed	(23,352)	(14,054)	(5,841)	(142)
Change in Class A Shares	(604)	46,994	16,538	3,312
Class C
Issued	1,483	10,337	14,471	3,672
Reinvested	17	48	9	—(b)
Redeemed	(2,834)	(2,234)	(1,814)	(72)
Change in Class C Shares	(1,334)	8,151	12,666	3,600

(a)
Commencement of operations was February 26, 2021.
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan Hedged Equity Fund		JPMorgan Hedged Equity 2 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Period Ended June 30, 2021(a)
SHARE TRANSACTIONS: (continued)
Class I
Issued	139,740	374,344	308,174	68,491
Reinvested	4,091	4,623	1,329	49
Redeemed	(172,020)	(151,283)	(97,196)	(4,782)
Change in Class I Shares	(28,189)	227,684	212,307	63,758
Class R5
Issued	41	144	11	34
Reinvested	2	2	—	—(b)
Redeemed	(56)	(49)	(1)	(1)
Change in Class R5 Shares	(13)	97	10	33
Class R6
Issued	42,491	41,538	80,367	16,725
Reinvested	320	308	281	19
Redeemed	(37,604)	(19,494)	(31,566)	(340)
Change in Class R6 Shares	5,207	22,352	49,082	16,404

(a)
Commencement of operations was February 26, 2021.
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	123

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Hedged Equity 3 Fund		JPMorgan Large Cap Growth Fund
	Year Ended June 30, 2022	Period Ended June 30, 2021(a)	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$152,621	$22,160	$884,596	$1,542,784
Distributions reinvested	390	15	647,832	209,959
Cost of shares redeemed	(48,794)	(998)	(1,080,397)	(1,237,783)
Change in net assets resulting from Class A capital transactions	104,217	21,177	452,031	514,960
Class C
Proceeds from shares issued	100,232	19,425	144,403	263,027
Distributions reinvested	57	3	142,887	45,342
Cost of shares redeemed	(10,009)	(464)	(201,740)	(425,827)
Change in net assets resulting from Class C capital transactions	90,280	18,964	85,550	(117,458)
Class I
Proceeds from shares issued	2,794,989	575,746	4,068,962	3,946,027
Distributions reinvested	11,423	415	1,417,105	446,730
Cost of shares redeemed	(817,648)	(64,565)	(3,159,637)	(3,034,183)
Change in net assets resulting from Class I capital transactions	1,988,764	511,596	2,326,430	1,358,574
Class R2
Proceeds from shares issued	—	—	30,734	43,616
Distributions reinvested	—	—	19,387	7,039
Cost of shares redeemed	—	—	(44,228)	(76,963)
Change in net assets resulting from Class R2 capital transactions	—	—	5,893	(26,308)
Class R3
Proceeds from shares issued	—	—	103,911	184,953
Distributions reinvested	—	—	25,509	5,581
Cost of shares redeemed	—	—	(95,868)	(59,342)
Change in net assets resulting from Class R3 capital transactions	—	—	33,552	131,192
Class R4
Proceeds from shares issued	—	—	74,719	134,173
Distributions reinvested	—	—	30,607	6,602
Cost of shares redeemed	—	—	(103,146)	(35,061)
Change in net assets resulting from Class R4 capital transactions	—	—	2,180	105,714
Class R5
Proceeds from shares issued	125	20	107,123	241,401
Distributions reinvested	1	—	114,077	46,287
Cost of shares redeemed	(3)	—	(270,483)	(375,742)
Change in net assets resulting from Class R5 capital transactions	123	20	(49,283)	(88,054)

(a)
Commencement of operations was February 26, 2021.
SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan Hedged Equity 3 Fund		JPMorgan Large Cap Growth Fund
	Year Ended June 30, 2022	Period Ended June 30, 2021(a)	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$599,903	$1,769	$5,208,807	$6,503,315
Distributions reinvested	2,790	2	2,586,303	744,666
Cost of shares redeemed	(180,026)	—	(3,643,827)	(3,529,455)
Change in net assets resulting from Class R6 capital transactions	422,667	1,771	4,151,283	3,718,526
Total change in net assets resulting from capital transactions	$2,606,051	$553,528	$7,007,636	$5,597,146
SHARE TRANSACTIONS:
Class A
Issued	9,510	1,406	15,300	26,713
Reinvested	25	1	10,841	3,666
Redeemed	(3,149)	(63)	(18,900)	(21,267)
Change in Class A Shares	6,386	1,344	7,241	9,112
Class C
Issued	6,240	1,235	3,495	6,214
Reinvested	4	—	3,546	1,097
Redeemed	(648)	(29)	(5,181)	(10,236)
Change in Class C Shares	5,596	1,206	1,860	(2,925)
Class I
Issued	175,714	36,861	73,523	66,612
Reinvested	739	26	23,118	7,640
Redeemed	(52,035)	(4,085)	(54,269)	(51,094)
Change in Class I Shares	124,418	32,802	42,372	23,158
Class R2
Issued	—	—	544	788
Reinvested	—	—	344	129
Redeemed	—	—	(819)	(1,379)
Change in Class R2 Shares	—	—	69	(462)
Class R3
Issued	—	—	1,788	3,136
Reinvested	—	—	424	97
Redeemed	—	—	(1,671)	(1,008)
Change in Class R3 Shares	—	—	541	2,225
Class R4
Issued	—	—	1,218	2,275
Reinvested	—	—	500	113
Redeemed	—	—	(1,802)	(586)
Change in Class R4 Shares	—	—	(84)	1,802

(a)
Commencement of operations was February 26, 2021.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	125

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Hedged Equity 3 Fund		JPMorgan Large Cap Growth Fund
	Year Ended June 30, 2022	Period Ended June 30, 2021(a)	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class R5
Issued	8	1	1,736	3,948
Reinvested	—	—	1,799	769
Redeemed	—	—	(4,277)	(6,111)
Change in Class R5 Shares	8	1	(742)	(1,394)
Class R6
Issued	37,661	112	85,434	104,867
Reinvested	179	—	40,298	12,253
Redeemed	(11,135)	—	(59,337)	(57,075)
Change in Class R6 Shares	26,705	112	66,395	60,045

(a)
Commencement of operations was February 26, 2021.
SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan Large Cap Value Fund		JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$95,190	$81,668	$4,279	$7,017
Distributions reinvested	15,868	737	14,005	1,624
Cost of shares redeemed	(63,146)	(49,625)	(13,163)	(15,672)
Change in net assets resulting from Class A capital transactions	47,912	32,780	5,121	(7,031)
Class C
Proceeds from shares issued	38,979	24,043	202	1,778
Distributions reinvested	4,769	68	2,517	283
Cost of shares redeemed	(16,037)	(13,265)	(4,058)	(5,408)
Change in net assets resulting from Class C capital transactions	27,711	10,846	(1,339)	(3,347)
Class I
Proceeds from shares issued	1,016,347	1,171,550	8,287	12,129
Distributions reinvested	102,595	4,779	30,407	4,054
Cost of shares redeemed	(1,102,687)	(229,227)	(38,846)	(43,512)
Change in net assets resulting from Class I capital transactions	16,255	947,102	(152)	(27,329)
Class R2
Proceeds from shares issued	5,688	3,822	589	546
Distributions reinvested	879	42	689	78
Cost of shares redeemed	(3,741)	(18,227)	(826)	(1,206)
Change in net assets resulting from Class R2 capital transactions	2,826	(14,363)	452	(582)
Class R3
Proceeds from shares issued	6,937	1	—	—
Distributions reinvested	35	—(a)	—	—
Cost of shares redeemed	(671)	(9)	—	—
Change in net assets resulting from Class R3 capital transactions	6,301	(8)	—	—
Class R4
Proceeds from shares issued	448	291	—	—
Distributions reinvested	16	—(a)	—	—
Cost of shares redeemed	(52)	(12,452)	—	—
Change in net assets resulting from Class R4 capital transactions	412	(12,161)	—	—
Class R5
Proceeds from shares issued	10,080	9,493	629	722
Distributions reinvested	1,960	191	1,031	141
Cost of shares redeemed	(10,433)	(13,602)	(928)	(2,434)
Change in net assets resulting from Class R5 capital transactions	1,607	(3,918)	732	(1,571)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	127

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Large Cap Value Fund		JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$423,123	$1,547,366	$14,684	$14,127
Distributions reinvested	121,735	12,895	10,380	2,353
Cost of shares redeemed	(1,362,272)	(197,025)	(43,742)	(43,872)
Change in net assets resulting from Class R6 capital transactions	(817,414)	1,363,236	(18,678)	(27,392)
Total change in net assets resulting from capital transactions	$(714,390)	$2,323,514	$(13,864)	$(67,252)
SHARE TRANSACTIONS:
Class A
Issued	4,825	4,245	133	230
Reinvested	850	46	473	56
Redeemed	(3,200)	(3,017)	(409)	(535)
Change in Class A Shares	2,475	1,274	197	(249)
Class C
Issued	2,075	1,298	7	57
Reinvested	270	5	87	10
Redeemed	(857)	(883)	(132)	(188)
Change in Class C Shares	1,488	420	(38)	(121)
Class I
Issued	53,097	62,079	259	378
Reinvested	5,605	273	1,014	139
Redeemed	(56,544)	(12,774)	(1,241)	(1,437)
Change in Class I Shares	2,158	49,578	32	(920)
Class R2
Issued	289	222	19	17
Reinvested	48	3	24	3
Redeemed	(193)	(1,084)	(25)	(41)
Change in Class R2 Shares	144	(859)	18	(21)
Class R3
Issued	375	1	—	—
Reinvested	2	—(a)	—	—
Redeemed	(34)	(1)	—	—
Change in Class R3 Shares	343	—(a)	—	—

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan Large Cap Value Fund		JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class R4
Issued	23	20	—	—
Reinvested	1	—(a)	—	—
Redeemed	(3)	(942)	—	—
Change in Class R4 Shares	21	(922)	—	—
Class R5
Issued	512	517	20	22
Reinvested	105	12	34	5
Redeemed	(531)	(784)	(30)	(84)
Change in Class R5 Shares	86	(255)	24	(57)
Class R6
Issued	21,980	76,592	454	434
Reinvested	6,609	760	345	80
Redeemed	(68,921)	(11,736)	(1,239)	(1,493)
Change in Class R6 Shares	(40,332)	65,616	(440)	(979)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	129

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan U.S. Equity Fund		JPMorgan U.S. GARP Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$482,477	$448,946	$19,969	$20,023
Distributions reinvested	169,592	78,212	17,212	7,327
Cost of shares redeemed	(353,120)	(1,212,979)	(21,806)	(28,020)
Change in net assets resulting from Class A capital transactions	298,949	(685,821)	15,375	(670)
Class C
Proceeds from shares issued	120,939	101,446	1,206	1,789
Distributions reinvested	40,972	17,249	5,682	2,298
Cost of shares redeemed	(93,186)	(111,778)	(7,337)	(12,341)
Change in net assets resulting from Class C capital transactions	68,725	6,917	(449)	(8,254)
Class I
Proceeds from shares issued	1,070,339	676,639	24,295	13,566
Distributions reinvested	194,327	83,781	29,393	12,855
Cost of shares redeemed	(712,132)	(445,901)	(84,539)	(41,096)
Change in net assets resulting from Class I capital transactions	552,534	314,519	(30,851)	(14,675)
Class L
Proceeds from shares issued	395,544	1,503,646	—	—
Distributions reinvested	188,644	156,873	—	—
Cost of shares redeemed	(546,594)	(1,609,341)	—	—
Change in net assets resulting from Class L capital transactions	37,594	51,178	—	—
Class R2
Proceeds from shares issued	37,995	43,197	8,001	11,220
Distributions reinvested	26,872	14,784	9,089	4,130
Cost of shares redeemed	(63,181)	(74,678)	(14,963)	(20,777)
Change in net assets resulting from Class R2 capital transactions	1,686	(16,697)	2,127	(5,427)
Class R3
Proceeds from shares issued	42,673	40,112	—	—
Distributions reinvested	17,015	7,878	—	—
Cost of shares redeemed	(41,106)	(32,479)	—	—
Change in net assets resulting from Class R3 capital transactions	18,582	15,511	—	—
Class R4
Proceeds from shares issued	29,348	19,615	—	—
Distributions reinvested	6,517	1,911	—	—
Cost of shares redeemed	(12,601)	(6,093)	—	—
Change in net assets resulting from Class R4 capital transactions	23,264	15,433	—	—
Class R5
Proceeds from shares issued	150,643	152,803	11,706	28,851
Distributions reinvested	108,890	56,125	26,832	20,215
Cost of shares redeemed	(227,974)	(201,053)	(56,584)	(119,468)
Change in net assets resulting from Class R5 capital transactions	31,559	7,875	(18,046)	(70,402)
SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan U.S. Equity Fund		JPMorgan U.S. GARP Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$3,344,796	$3,065,302	$91,331	$45,323
Distributions reinvested	1,391,583	720,789	140,885	61,717
Cost of shares redeemed	(2,791,475)	(3,616,496)	(95,507)	(118,672)
Change in net assets resulting from Class R6 capital transactions	1,944,904	169,595	136,709	(11,632)
Total change in net assets resulting from capital transactions	$2,977,797	$(121,490)	$104,865	$(111,060)
SHARE TRANSACTIONS:
Class A
Issued	22,953	23,673	309	314
Reinvested	7,869	4,247	258	119
Redeemed	(16,917)	(66,851)	(339)	(431)
Change in Class A Shares	13,905	(38,931)	228	2
Class C
Issued	5,981	5,407	19	28
Reinvested	1,991	981	88	38
Redeemed	(4,695)	(6,150)	(120)	(200)
Change in Class C Shares	3,277	238	(13)	(134)
Class I
Issued	51,626	34,804	370	202
Reinvested	8,991	4,522	427	204
Redeemed	(34,649)	(22,963)	(1,296)	(615)
Change in Class I Shares	25,968	16,363	(499)	(209)
Class L
Issued	18,648	82,220	—	—
Reinvested	8,703	8,466	—	—
Redeemed	(25,845)	(82,827)	—	—
Change in Class L Shares	1,506	7,859	—	—
Class R2
Issued	1,831	2,286	127	177
Reinvested	1,262	815	141	69
Redeemed	(3,011)	(3,942)	(243)	(324)
Change in Class R2 Shares	82	(841)	25	(78)
Class R3
Issued	2,026	2,150	—	—
Reinvested	793	430	—	—
Redeemed	(1,947)	(1,724)	—	—
Change in Class R3 Shares	872	856	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	131

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan U.S. Equity Fund		JPMorgan U.S. GARP Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class R4
Issued	1,342	984	—	—
Reinvested	302	103	—	—
Redeemed	(597)	(311)	—	—
Change in Class R4 Shares	1,047	776	—	—
Class R5
Issued	7,164	7,725	173	442
Reinvested	5,022	3,019	398	326
Redeemed	(10,744)	(10,515)	(768)	(1,790)
Change in Class R5 Shares	1,442	229	(197)	(1,022)
Class R6
Issued	158,265	159,157	1,476	690
Reinvested	64,061	38,637	2,090	993
Redeemed	(130,138)	(183,543)	(1,286)	(1,768)
Change in Class R6 Shares	92,188	14,251	2,280	(85)
SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan U.S. Large Cap Core Plus Fund		JPMorgan U.S. Research Enhanced Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$32,817	$67,074	$43,303	$52,721
Distributions reinvested	75,295	71,308	20,245	7,384
Cost of shares redeemed	(87,007)	(103,562)	(62,282)	(123,854)
Change in net assets resulting from Class A capital transactions	21,105	34,820	1,266	(63,749)
Class C
Proceeds from shares issued	8,585	5,606	—	—
Distributions reinvested	9,642	9,039	—	—
Cost of shares redeemed	(12,318)	(43,234)	—	—
Change in net assets resulting from Class C capital transactions	5,909	(28,589)	—	—
Class I
Proceeds from shares issued	207,573	241,025	217,181	127,129
Distributions reinvested	379,324	497,011	61,537	17,371
Cost of shares redeemed	(792,690)	(946,028)	(196,491)	(230,638)
Redemptions in-kind	—	(487,288)	—	—
Conversion from Class L Shares	—	—	—	368,073
Change in net assets resulting from Class I capital transactions	(205,793)	(695,280)	82,227	281,935
Class L (a)
Proceeds from shares issued	—	—	—	534
Cost of shares redeemed	—	—	—	(28,170)
Conversion to Class I Shares	—	—	—	(368,073)
Change in net assets resulting from Class L capital transactions	—	—	—	(395,709)
Class R2
Proceeds from shares issued	794	614	—	—
Distributions reinvested	1,468	1,205	—	—
Cost of shares redeemed	(1,302)	(1,100)	—	—
Change in net assets resulting from Class R2 capital transactions	960	719	—	—
Class R5
Proceeds from shares issued	7,576	5,546	—	—
Distributions reinvested	7,761	9,489	—	—
Cost of shares redeemed	(10,062)	(23,795)	—	—
Change in net assets resulting from Class R5 capital transactions	5,275	(8,760)	—	—
Class R6
Proceeds from shares issued	85,411	127,531	3,036,307	738,779
Distributions reinvested	95,950	112,990	592,731	159,481
Cost of shares redeemed	(176,391)	(241,171)	(494,692)	(1,610,214)
Change in net assets resulting from Class R6 capital transactions	4,970	(650)	3,134,346	(711,954)
Total change in net assets resulting from capital transactions	$(167,574)	$(697,740)	$3,217,839	$(889,477)

(a)
On July 2, 2020, Class L Shares for JPMorgan U.S. Research Enhanced Equity Fund were converted into Class I Shares. Additionally, as of July 2, 2020, the Class L Shares are no longer offered.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	133

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan U.S. Large Cap Core Plus Fund		JPMorgan U.S. Research Enhanced Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS:
Class A
Issued	1,372	2,537	1,280	1,755
Reinvested	3,292	3,151	572	240
Redeemed	(3,827)	(4,090)	(1,752)	(3,944)
Change in Class A Shares	837	1,598	100	(1,949)
Class C
Issued	418	242	—	—
Reinvested	490	446	—	—
Redeemed	(612)	(1,763)	—	—
Change in Class C Shares	296	(1,075)	—	—
Class I
Issued	8,504	9,169	6,105	4,149
Reinvested	16,025	21,400	1,716	556
Redeemed	(34,415)	(36,191)	(5,545)	(7,272)
Redemptions in-kind	—	(19,946)	—	—
Conversion from Class L Shares	—	—	—	13,572
Change in Class I Shares	(9,886)	(25,568)	2,276	11,005
Class L (a)
Issued	—	—	—	20
Redeemed	—	—	—	(1,046)
Conversion to Class I Shares	—	—	—	(13,599)
Change in Class L Shares	—	—	—	(14,625)
Class R2
Issued	32	26	—	—
Reinvested	70	56	—	—
Redeemed	(56)	(45)	—	—
Change in Class R2 Shares	46	37	—	—
Class R5
Issued	326	211	—	—
Reinvested	324	405	—	—
Redeemed	(424)	(911)	—	—
Change in Class R5 Shares	226	(295)	—	—
Class R6
Issued	3,406	4,669	88,874	22,714
Reinvested	4,010	4,828	16,596	5,100
Redeemed	(7,397)	(9,673)	(13,867)	(47,943)
Change in Class R6 Shares	19	(176)	91,603	(20,129)

(a)
On July 2, 2020, Class L Shares for JPMorgan U.S. Research Enhanced Equity Fund were converted into Class I Shares. Additionally, as of July 2, 2020, the Class L Shares are no longer offered.
SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan U.S. Sustainable Leaders Fund		JPMorgan U.S. Value Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$27,657	$9,507	$314,010	$43,922
Distributions reinvested	1,294	226	16,637	9,932
Cost of shares redeemed	(7,152)	(1,965)	(71,928)	(188,211)
Change in net assets resulting from Class A capital transactions	21,799	7,768	258,719	(134,357)
Class C
Proceeds from shares issued	3,680	1,229	50,471	11,138
Distributions reinvested	170	30	1,297	525
Cost of shares redeemed	(1,826)	(1,166)	(11,285)	(10,570)
Change in net assets resulting from Class C capital transactions	2,024	93	40,483	1,093
Class I
Proceeds from shares issued	115,790	51,880	1,347,016	663,191
Distributions reinvested	4,010	688	28,112	10,612
Cost of shares redeemed	(58,741)	(30,906)	(675,873)	(99,019)
Change in net assets resulting from Class I capital transactions	61,059	21,662	699,255	574,784
Class R2
Proceeds from shares issued	—	—	2,732	1,007
Distributions reinvested	—	—	74	33
Cost of shares redeemed	—	—	(945)	(694)
Change in net assets resulting from Class R2 capital transactions	—	—	1,861	346
Class R3
Proceeds from shares issued	—	—	10,796	943
Distributions reinvested	—	—	216	10
Cost of shares redeemed	—	—	(2,711)	(166)
Change in net assets resulting from Class R3 capital transactions	—	—	8,301	787
Class R4
Proceeds from shares issued	—	—	292	133
Distributions reinvested	—	—	8	24
Cost of shares redeemed	—	—	(137)	(1,482)
Change in net assets resulting from Class R4 capital transactions	—	—	163	(1,325)
Class R5
Proceeds from shares issued	—	—	5,175	78
Distributions reinvested	—	—	99	3
Cost of shares redeemed	—	—	(584)	(23)
Change in net assets resulting from Class R5 capital transactions	—	—	4,690	58
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	135

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan U.S. Sustainable Leaders Fund		JPMorgan U.S. Value Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS: (continued)
Class R6 (a)
Proceeds from shares issued	$34,299	$23,682	$391,201	$310,989
Distributions reinvested	1,393	247	11,652	3,841
Cost of shares redeemed	(5,998)	(1,916)	(70,130)	(34,999)
Redemptions in-kind	—	—	—	(126,007)
Change in net assets resulting from Class R6 capital transactions	29,694	22,013	332,723	153,824
Total change in net assets resulting from capital transactions	$114,576	$51,536	$1,346,195	$595,210
SHARE TRANSACTIONS:
Class A
Issued	463	180	4,783	799
Reinvested	21	4	255	184
Redeemed	(125)	(37)	(1,108)	(3,804)
Change in Class A Shares	359	147	3,930	(2,821)
Class C
Issued	61	23	868	216
Reinvested	3	1	22	11
Redeemed	(32)	(24)	(195)	(224)
Change in Class C Shares	32	—(b)	695	3
Class I
Issued	1,929	1,006	19,213	11,291
Reinvested	63	14	406	179
Redeemed	(1,046)	(595)	(9,783)	(1,602)
Change in Class I Shares	946	425	9,836	9,868
Class R2
Issued	—	—	41	19
Reinvested	—	—	1	1
Redeemed	—	—	(14)	(13)
Change in Class R2 Shares	—	—	28	7
Class R3
Issued	—	—	152	16
Reinvested	—	—	3	—(b)
Redeemed	—	—	(40)	(3)
Change in Class R3 Shares	—	—	115	13
Class R4
Issued	—	—	4	3
Redeemed	—	—	(2)	(25)
Change in Class R4 Shares	—	—	2	(22)

(a)
Commencement of offering of class of shares effective September 30, 2020 for JPMorgan U.S. Sustainable Leaders Fund.
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan U.S. Sustainable Leaders Fund		JPMorgan U.S. Value Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class R5
Issued	—	—	72	1
Reinvested	—	—	1	—(a)
Redeemed	—	—	(8)	—(a)
Change in Class R5 Shares	—	—	65	1
Class R6 (b)
Issued	578	451	5,559	5,348
Reinvested	22	5	167	65
Redeemed	(104)	(35)	(1,004)	(596)
Redemptions in-kind	—	—	—	(2,169)
Change in Class R6 Shares	496	421	4,722	2,648

(a)
Amount rounds to less than one thousand.
(b)
Commencement of offering of class of shares effective September 30, 2020 for JPMorgan U.S. Sustainable Leaders Fund.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	137

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED June 30, 2022
(Amounts in thousands)

JPMorgan U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net decrease in net assets resulting from operations	$(220,737)
Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of investment securities	(1,727,608)
Proceeds from disposition of investment securities	2,744,412
Covers of investment securities sold short	(938,816)
Proceeds from investment securities sold short	717,154
Purchases of short-term investments — affiliates, net	4,899
Change in unrealized (appreciation)/depreciation on investments in non-affiliates	856,556
Change in unrealized (appreciation)/depreciation on investment securities sold short	(109,819)
Net realized (gain)/loss on investments in non-affiliates	(576,813)
Net realized (gain)/loss on investments in affiliates	2
Net realized (gain)/loss on securities sold short	47,163
Decrease in dividends receivable from non-affiliates	234
Decrease in dividend expense to non-affiliates on securities sold short	(72)
Decrease in Interest expense to non-affiliates on securities sold short	(171)
Decrease in due to broker for securities sold short	(13)
Decrease in investment advisory fees payable	(482)
Decrease in administration fees payable	(54)
Decrease in distribution fees payable	(21)
Decrease in service fees payable	(85)
Decrease in custodian and accounting fees payable	(20)
Decrease in other accrued expenses payable	(127)
Net cash provided (used) by operating activities	795,582
Cash flows provided (used) by financing activities:
Due to custodian	(21)
Proceeds from shares issued	343,266
Payment for shares redeemed	(1,082,379)
Cash distributions paid to shareholders (net of reinvestments of $569,440)	(56,425)
Net cash provided (used) by financing activities	(795,559)
Cash
Net increase (decrease) in unrestricted and restricted cash, foreign currency and deposits at broker	23
Restricted and unrestricted cash and foreign currency at beginning of period	20
Restricted and unrestricted cash and foreign currency at end of year	$43

Supplemental disclosure of cash flow information:
For the year ended June 30, 2022 the Fund paid approximately $3,386 in interest expense.
For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.
Reconciliation of restricted and unrestricted cash and foreign currency at the end of period to the Statement of Assets and Liabilities:
	June 30, 2021	June 30, 2022
Cash	$—	$37
Foreign currency, at value	20	6
	$20	$43
SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. Morgan Large Cap Funds	June 30, 2022

THIS PAGE IS INTENTIONALLY LEFT BLANK

139

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Focus Fund
Class A
Year Ended June 30, 2022	$35.03	$—	$(2.70)	$(2.70)	$—	$(3.91)	$(3.91)
Year Ended June 30, 2021	26.88	0.01	11.90	11.91	(0.11)	(3.65)	(3.76)
Year Ended June 30, 2020	30.15	0.15	1.68	1.83	(0.12)	(4.98)	(5.10)
Year Ended June 30, 2019	31.83	0.13	2.32	2.45	(0.41)	(3.72)	(4.13)
Year Ended June 30, 2018	29.09	0.08	4.23	4.31	(0.01)	(1.56)	(1.57)
Class C
Year Ended June 30, 2022	33.15	(0.16)	(2.51)	(2.67)	—	(3.91)	(3.91)
Year Ended June 30, 2021	25.63	(0.13)	11.30	11.17	—	(3.65)	(3.65)
Year Ended June 30, 2020	29.01	0.01	1.60	1.61	(0.01)	(4.98)	(4.99)
Year Ended June 30, 2019	30.75	(0.03)	2.25	2.22	(0.24)	(3.72)	(3.96)
Year Ended June 30, 2018	28.28	(0.08)	4.11	4.03	—	(1.56)	(1.56)
Class I
Year Ended June 30, 2022	35.80	0.08	(2.78)	(2.70)	(0.03)	(3.91)	(3.94)
Year Ended June 30, 2021	27.38	0.10	12.13	12.23	(0.16)	(3.65)	(3.81)
Year Ended June 30, 2020	30.60	0.23	1.70	1.93	(0.17)	(4.98)	(5.15)
Year Ended June 30, 2019	32.13	0.18	2.38	2.56	(0.37)	(3.72)	(4.09)
Year Ended June 30, 2018	29.34	0.16	4.27	4.43	(0.08)	(1.56)	(1.64)
Class R6
Year Ended June 30, 2022	35.62	0.16	(2.75)	(2.59)	(0.11)	(3.91)	(4.02)
Year Ended June 30, 2021	27.25	0.18	12.07	12.25	(0.23)	(3.65)	(3.88)
Year Ended June 30, 2020	30.48	0.30	1.69	1.99	(0.24)	(4.98)	(5.22)
October 1, 2018 (f) through June 30, 2019	34.55	0.23	(0.05)	0.18	(0.53)	(3.72)	(4.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers	Portfolio turnover rate(c)

$28.42	(9.32)%	$17,340	1.10%	(0.01)%	1.19%	29%
35.03	47.07	9,949	1.09	0.05	1.24	58
26.88	5.87	5,723	1.10	0.55	1.34	44
30.15	9.22	5,511	1.09	0.42	1.41	45
31.83	15.02	4,077	1.11	0.26	1.31	34

26.57	(9.79)	6,298	1.60	(0.52)	1.69	29
33.15	46.37	4,293	1.59	(0.45)	1.74	58
25.63	5.30	3,147	1.60	0.05	1.84	44
29.01	8.67	3,084	1.59	(0.09)	1.89	45
30.75	14.45	3,017	1.61	(0.26)	1.80	34

29.16	(9.12)	121,161	0.85	0.23	0.94	29
35.80	47.46	83,598	0.85	0.30	0.98	58
27.38	6.12	52,303	0.85	0.79	1.08	44
30.60	9.50	75,887	0.84	0.57	1.08	45
32.13	15.31	246,276	0.86	0.52	1.03	34

29.01	(8.87)	35,124	0.60	0.47	0.69	29
35.62	47.82	34,054	0.60	0.55	0.73	58
27.25	6.39	23,881	0.60	1.06	0.83	44
30.48	2.03	22,346	0.59	1.08	0.95	45
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	141

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Income Fund
Class A
Year Ended June 30, 2022	$22.34	$0.34	$(0.76)	$(0.42)	$(0.33)	$(0.44)	$(0.77)
Year Ended June 30, 2021	16.22	0.29	6.12	6.41	(0.29)	—	(0.29)
Year Ended June 30, 2020	17.83	0.32	(1.42)	(1.10)	(0.32)	(0.19)	(0.51)
Year Ended June 30, 2019	16.82	0.32	1.48	1.80	(0.33)	(0.46)	(0.79)
Year Ended June 30, 2018	15.67	0.26	1.29	1.55	(0.25)	(0.15)	(0.40)
Class C
Year Ended June 30, 2022	21.87	0.22	(0.75)	(0.53)	(0.22)	(0.44)	(0.66)
Year Ended June 30, 2021	15.88	0.19	6.00	6.19	(0.20)	—	(0.20)
Year Ended June 30, 2020	17.47	0.23	(1.39)	(1.16)	(0.24)	(0.19)	(0.43)
Year Ended June 30, 2019	16.50	0.23	1.46	1.69	(0.26)	(0.46)	(0.72)
Year Ended June 30, 2018	15.41	0.17	1.26	1.43	(0.19)	(0.15)	(0.34)
Class I
Year Ended June 30, 2022	22.76	0.40	(0.77)	(0.37)	(0.39)	(0.44)	(0.83)
Year Ended June 30, 2021	16.52	0.35	6.23	6.58	(0.34)	—	(0.34)
Year Ended June 30, 2020	18.14	0.37	(1.43)	(1.06)	(0.37)	(0.19)	(0.56)
Year Ended June 30, 2019	17.10	0.37	1.51	1.88	(0.38)	(0.46)	(0.84)
Year Ended June 30, 2018	15.92	0.31	1.31	1.62	(0.29)	(0.15)	(0.44)
Class R2
Year Ended June 30, 2022	22.23	0.29	(0.77)	(0.48)	(0.27)	(0.44)	(0.71)
Year Ended June 30, 2021	16.14	0.23	6.10	6.33	(0.24)	—	(0.24)
Year Ended June 30, 2020	17.74	0.27	(1.40)	(1.13)	(0.28)	(0.19)	(0.47)
Year Ended June 30, 2019	16.74	0.28	1.47	1.75	(0.29)	(0.46)	(0.75)
Year Ended June 30, 2018	15.62	0.21	1.28	1.49	(0.22)	(0.15)	(0.37)
Class R3
Year Ended June 30, 2022	22.32	0.33	(0.75)	(0.42)	(0.33)	(0.44)	(0.77)
Year Ended June 30, 2021	16.21	0.29	6.11	6.40	(0.29)	—	(0.29)
Year Ended June 30, 2020	17.81	0.32	(1.41)	(1.09)	(0.32)	(0.19)	(0.51)
Year Ended June 30, 2019	16.80	0.32	1.49	1.81	(0.34)	(0.46)	(0.80)
Year Ended June 30, 2018	15.66	0.27	1.27	1.54	(0.25)	(0.15)	(0.40)
Class R4
Year Ended June 30, 2022	22.75	0.40	(0.78)	(0.38)	(0.39)	(0.44)	(0.83)
Year Ended June 30, 2021	16.51	0.35	6.23	6.58	(0.34)	—	(0.34)
Year Ended June 30, 2020	18.13	0.37	(1.43)	(1.06)	(0.37)	(0.19)	(0.56)
Year Ended June 30, 2019	17.09	0.36	1.52	1.88	(0.38)	(0.46)	(0.84)
Year Ended June 30, 2018	15.92	0.32	1.29	1.61	(0.29)	(0.15)	(0.44)
Class R5
Year Ended June 30, 2022	22.78	0.43	(0.77)	(0.34)	(0.42)	(0.44)	(0.86)
Year Ended June 30, 2021	16.53	0.37	6.25	6.62	(0.37)	—	(0.37)
Year Ended June 30, 2020	18.16	0.40	(1.45)	(1.05)	(0.39)	(0.19)	(0.58)
Year Ended June 30, 2019	17.11	0.40	1.51	1.91	(0.40)	(0.46)	(0.86)
Year Ended June 30, 2018	15.93	0.34	1.30	1.64	(0.31)	(0.15)	(0.46)
SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers	Portfolio turnover rate

$21.15	(2.10)%	$4,562,270	0.95%	1.49%	0.95%	15%
22.34	39.81	4,715,916	0.96	1.48	0.96	16
16.22	(6.36)	3,234,850	0.98	1.83	0.98	22
17.83	11.17	3,277,249	0.99	1.90	1.00	23
16.82	9.94	3,022,879	1.00	1.55	1.01	20

20.68	(2.63)	1,206,824	1.45	0.97	1.45	15
21.87	39.19	1,493,408	1.45	0.99	1.46	16
15.88	(6.83)	1,350,402	1.47	1.34	1.47	22
17.47	10.66	1,434,793	1.48	1.39	1.49	23
16.50	9.35	1,303,731	1.50	1.05	1.50	20

21.56	(1.87)	17,614,254	0.70	1.74	0.70	15
22.76	40.16	17,980,353	0.70	1.73	0.71	16
16.52	(6.06)	10,727,252	0.71	2.11	0.72	22
18.14	11.45	9,013,293	0.73	2.12	0.74	23
17.10	10.22	6,320,979	0.74	1.81	0.75	20

21.04	(2.36)	102,353	1.21	1.28	1.21	15
22.23	39.47	77,859	1.22	1.22	1.22	16
16.14	(6.57)	72,182	1.23	1.56	1.23	22
17.74	10.90	93,453	1.24	1.64	1.25	23
16.74	9.59	80,330	1.26	1.29	1.26	20

21.13	(2.10)	232,772	0.95	1.47	0.95	15
22.32	39.79	280,991	0.95	1.49	0.96	16
16.21	(6.29)	170,246	0.97	1.86	0.97	22
17.81	11.20	137,142	0.98	1.87	0.99	23
16.80	9.90	91,267	0.99	1.61	0.99	20

21.54	(1.91)	211,963	0.70	1.73	0.70	15
22.75	40.19	249,525	0.70	1.73	0.70	16
16.51	(6.07)	106,277	0.72	2.12	0.72	22
18.13	11.46	66,602	0.73	2.08	0.74	23
17.09	10.18	23,451	0.74	1.90	0.75	20

21.58	(1.72)	1,300,595	0.55	1.87	0.55	15
22.78	40.41	1,655,531	0.55	1.88	0.56	16
16.53	(5.98)	1,230,147	0.56	2.24	0.57	22
18.16	11.67	1,422,483	0.58	2.29	0.59	23
17.11	10.38	1,097,476	0.59	1.98	0.60	20
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	143

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Income Fund (continued)
Class R6
Year Ended June 30, 2022	$22.76	$0.46	$(0.77)	$(0.31)	$(0.45)	$(0.44)	$(0.89)
Year Ended June 30, 2021	16.52	0.39	6.24	6.63	(0.39)	—	(0.39)
Year Ended June 30, 2020	18.14	0.42	(1.44)	(1.02)	(0.41)	(0.19)	(0.60)
Year Ended June 30, 2019	17.10	0.42	1.50	1.92	(0.42)	(0.46)	(0.88)
Year Ended June 30, 2018	15.92	0.35	1.31	1.66	(0.33)	(0.15)	(0.48)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers	Portfolio turnover rate

$21.56	(1.62)%	$20,740,383	0.45%	1.99%	0.45%	15%
22.76	40.51	19,952,074	0.45	1.98	0.46	16
16.52	(5.83)	12,663,581	0.46	2.38	0.47	22
18.14	11.72	8,217,432	0.48	2.38	0.49	23
17.10	10.49	5,314,382	0.49	2.08	0.50	20
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	145

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Index Fund
Class A
Year Ended June 30, 2022	$65.24	$0.65	$(7.60)	$(6.95)	$(0.62)	$(0.93)	$(1.55)
Year Ended June 30, 2021	47.11	0.62	18.24	18.86	(0.73)	—	(0.73)
Year Ended June 30, 2020	44.90	0.91	2.20	3.11	(0.81)	(0.09)	(0.90)
Year Ended June 30, 2019	41.64	0.72	3.33	4.05	(0.65)	(0.14)	(0.79)
Year Ended June 30, 2018	37.41	0.61	4.54	5.15	(0.54)	(0.38)	(0.92)
Class C
Year Ended June 30, 2022	64.55	0.25	(7.51)	(7.26)	(0.22)	(0.93)	(1.15)
Year Ended June 30, 2021	46.65	0.28	18.00	18.28	(0.38)	—	(0.38)
Year Ended June 30, 2020	44.45	0.62	2.21	2.83	(0.54)	(0.09)	(0.63)
Year Ended June 30, 2019	41.27	0.46	3.30	3.76	(0.44)	(0.14)	(0.58)
Year Ended June 30, 2018	37.08	0.37	4.50	4.87	(0.30)	(0.38)	(0.68)
Class I
Year Ended June 30, 2022	65.33	0.81	(7.62)	(6.81)	(0.78)	(0.93)	(1.71)
Year Ended June 30, 2021	47.22	0.77	18.21	18.98	(0.87)	—	(0.87)
Year Ended June 30, 2020	44.97	1.02	2.25	3.27	(0.93)	(0.09)	(1.02)
Year Ended June 30, 2019	41.68	0.83	3.34	4.17	(0.74)	(0.14)	(0.88)
Year Ended June 30, 2018	37.44	0.72	4.54	5.26	(0.64)	(0.38)	(1.02)
Class R6
Year Ended June 30, 2022	65.35	0.92	(7.62)	(6.70)	(0.89)	(0.93)	(1.82)
Year Ended June 30, 2021	47.21	0.85	18.25	19.10	(0.96)	—	(0.96)
Year Ended June 30, 2020	44.98	1.10	2.22	3.32	(1.00)	(0.09)	(1.09)
Year Ended June 30, 2019	41.68	0.90	3.33	4.23	(0.79)	(0.14)	(0.93)
Year Ended June 30, 2018	37.44	0.76	4.57	5.33	(0.71)	(0.38)	(1.09)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)
Net expenses for Class R6 Shares are 0.045% for the year ended June 30, 2022, 0.044% for the year ended June 30, 2021, 0.044% for the year ended June 30,
2020, 0.043% for the year ended June 30, 2019 and 0.042% for the year ended June 30, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$56.74	(11.02)%	$654,422	0.45%	0.98%	0.65%	11%
65.24	40.28	749,440	0.45	1.10	0.66	26
47.11	7.02	572,292	0.45	1.97	0.66	15
44.90	9.87	602,186	0.45	1.68	0.66	6
41.64	13.88	590,286	0.45	1.52	0.69	14

56.14	(11.55)	86,737	1.05	0.37	1.13	11
64.55	39.35	110,184	1.05	0.50	1.13	26
46.65	6.42	102,864	1.05	1.37	1.14	15
44.45	9.23	96,605	1.05	1.10	1.13	6
41.27	13.20	78,613	1.05	0.92	1.15	14

56.81	(10.81)	1,121,519	0.20	1.22	0.38	11
65.33	40.48	991,703	0.20	1.37	0.38	26
47.22	7.40	1,022,318	0.20	2.21	0.38	15
44.97	10.16	791,881	0.20	1.94	0.38	6
41.68	14.18	687,941	0.20	1.78	0.40	14

56.83	(10.67)	5,395,106	0.05(d)	1.39	0.13	11
65.35	40.77	4,793,114	0.04(d)	1.49	0.13	26
47.21	7.52	3,306,397	0.04(d)	2.38	0.13	15
44.98	10.33	3,019,734	0.04(d)	2.11	0.13	6
41.68	14.36	2,008,916	0.04(d)	1.85	0.14	14
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	147

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan Equity Premium Income Fund
Class A
Year Ended June 30, 2022	$15.23	$1.46	$(1.56)	$(0.10)	$(1.34)	$13.79
Year Ended June 30, 2021	12.96	1.26	2.40	3.66	(1.39)	15.23
Year Ended June 30, 2020	14.92	1.88	(2.42)	(0.54)	(1.42)	12.96
August 31, 2018 (f) through June 30, 2019	15.00	0.95	(0.11)	0.84	(0.92)	14.92
Class C
Year Ended June 30, 2022	15.23	1.38	(1.56)	(0.18)	(1.26)	13.79
Year Ended June 30, 2021	12.96	1.15	2.44	3.59	(1.32)	15.23
Year Ended June 30, 2020	14.92	1.61	(2.22)	(0.61)	(1.35)	12.96
August 31, 2018 (f) through June 30, 2019	15.00	0.85	(0.07)	0.78	(0.86)	14.92
Class I
Year Ended June 30, 2022	15.23	1.48	(1.54)	(0.06)	(1.37)	13.80
Year Ended June 30, 2021	12.96	1.38	2.32	3.70	(1.43)	15.23
Year Ended June 30, 2020	14.92	1.59	(2.10)	(0.51)	(1.45)	12.96
August 31, 2018 (f) through June 30, 2019	15.00	0.94	(0.07)	0.87	(0.95)	14.92
Class R5
Year Ended June 30, 2022	15.23	1.48	(1.52)	(0.04)	(1.40)	13.79
Year Ended June 30, 2021	12.96	1.37	2.35	3.72	(1.45)	15.23
Year Ended June 30, 2020	14.92	1.48	(1.96)	(0.48)	(1.48)	12.96
August 31, 2018 (f) through June 30, 2019	15.00	0.96	(0.08)	0.88	(0.96)	14.92
Class R6
Year Ended June 30, 2022	15.23	1.50	(1.52)	(0.02)	(1.41)	13.80
Year Ended June 30, 2021	12.96	1.43	2.30	3.73	(1.46)	15.23
Year Ended June 30, 2020	14.92	1.83	(2.30)	(0.47)	(1.49)	12.96
August 31, 2018 (f) through June 30, 2019	15.00	0.97	(0.07)	0.90	(0.98)	14.92

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

148	J.P. Morgan Large Cap Funds	June 30, 2022

Ratios/Supplemental data
		Ratios to average net assets(a)
Total return (excludes sales charge) (c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers	Portfolio turnover rate(c)

(1.05)%	$905,284	0.85%	9.76%	0.88%	188%
29.67	174,085	0.85	8.61	0.91	217
(3.78)	12,904	0.85	14.21	1.11	236
5.95	125	0.85(g)	7.90(g)	1.80(g)	43

(1.54)	756,008	1.35	9.19	1.38	188
29.03	158,340	1.34	7.76	1.40	217
(4.26)	4,710	1.35	11.77	1.61	236
5.50	21	1.35(g)	7.14(g)	2.26(g)	43

(0.73)	1,859,617	0.60	9.83	0.63	188
29.97	519,976	0.60	9.62	0.69	217
(3.57)	173,409	0.60	11.40	0.91	236
6.15	54,045	0.60(g)	7.89(g)	1.13(g)	43

(0.66)	160	0.45	9.82	0.50	188
30.16	88	0.45	9.54	0.56	217
(3.43)	21	0.45	10.37	0.83	236
6.28	21	0.45(g)	8.04(g)	1.36(g)	43

(0.49)	89,522	0.35	9.93	0.37	188
30.29	48,315	0.35	9.99	0.44	217
(3.33)	686	0.35	13.60	0.59	236
6.37	21	0.35(g)	8.14(g)	1.26(g)	43
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	149

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Hedged Equity Fund
Class A
Year Ended June 30, 2022	$25.90	$0.13	$(1.70)	$(1.57)	$(0.13)
Year Ended June 30, 2021	21.83	0.15	4.11	4.26	(0.19)
Year Ended June 30, 2020	20.23	0.28	1.51	1.79	(0.19)
Year Ended June 30, 2019	19.43	0.20	0.79	0.99	(0.19)
Year Ended June 30, 2018	18.24	0.18	1.15	1.33	(0.14)
Class C
Year Ended June 30, 2022	25.72	—	(1.68)	(1.68)	(0.02)
Year Ended June 30, 2021	21.70	0.03	4.07	4.10	(0.08)
Year Ended June 30, 2020	20.10	0.17	1.52	1.69	(0.09)
Year Ended June 30, 2019	19.33	0.11	0.77	0.88	(0.11)
Year Ended June 30, 2018	18.16	0.08	1.15	1.23	(0.06)
Class I
Year Ended June 30, 2022	25.98	0.20	(1.70)	(1.50)	(0.20)
Year Ended June 30, 2021	21.90	0.21	4.11	4.32	(0.24)
Year Ended June 30, 2020	20.28	0.33	1.53	1.86	(0.24)
Year Ended June 30, 2019	19.47	0.26	0.78	1.04	(0.23)
Year Ended June 30, 2018	18.27	0.23	1.16	1.39	(0.19)
Class R5
Year Ended June 30, 2022	26.02	0.24	(1.70)	(1.46)	(0.24)
Year Ended June 30, 2021	21.93	0.25	4.11	4.36	(0.27)
Year Ended June 30, 2020	20.32	0.36	1.52	1.88	(0.27)
Year Ended June 30, 2019	19.50	0.29	0.79	1.08	(0.26)
Year Ended June 30, 2018	18.30	0.26	1.16	1.42	(0.22)
Class R6
Year Ended June 30, 2022	26.04	0.27	(1.72)	(1.45)	(0.26)
Year Ended June 30, 2021	21.95	0.28	4.11	4.39	(0.30)
Year Ended June 30, 2020	20.32	0.39	1.53	1.92	(0.29)
Year Ended June 30, 2019	19.49	0.31	0.79	1.10	(0.27)
Year Ended June 30, 2018	18.29	0.27	1.16	1.43	(0.23)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

150	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers	Portfolio turnover rate

$24.20	(6.08)%	$1,647,387	0.83%	0.52%	0.83%	44%
25.90	19.58	1,778,457	0.83	0.61	0.84	39
21.83	8.89	473,314	0.85	1.35	0.86	68
20.23	5.12	296,242	0.85	1.02	0.87	48
19.43	7.33	277,898	0.84	0.92	0.87	44

24.02	(6.53)	436,891	1.33	0.02	1.33	44
25.72	18.93	502,120	1.33	0.14	1.33	39
21.70	8.40	246,741	1.35	0.84	1.36	68
20.10	4.60	158,602	1.35	0.55	1.37	48
19.33	6.79	81,030	1.34	0.42	1.38	44

24.28	(5.83)	12,790,417	0.58	0.77	0.58	44
25.98	19.83	14,416,679	0.58	0.89	0.58	39
21.90	9.21	7,167,488	0.59	1.59	0.60	68
20.28	5.39	4,214,453	0.60	1.30	0.61	48
19.47	7.63	1,947,444	0.59	1.17	0.62	44

24.32	(5.68)	5,335	0.43	0.92	0.43	44
26.02	20.01	6,024	0.44	1.03	0.45	39
21.93	9.30	2,964	0.45	1.74	0.59	68
20.32	5.57	1,893	0.45	1.46	0.95	48
19.50	7.81	123	0.39	1.37	0.67	44

24.33	(5.61)	1,614,304	0.33	1.02	0.33	44
26.04	20.11	1,591,643	0.33	1.14	0.34	39
21.95	9.50	851,085	0.35	1.87	0.35	68
20.32	5.69	384,616	0.35	1.56	0.37	48
19.49	7.87	121,897	0.34	1.42	0.42	44
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	151

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Hedged Equity 2 Fund
Class A
Year Ended June 30, 2022	$15.97	$0.09	$(1.12)	$(1.03)	$(0.07)
February 26, 2021 (f) through June 30, 2021	15.00	0.03	0.95	0.98	(0.01)
Class C
Year Ended June 30, 2022	15.95	0.01	(1.11)	(1.10)	(0.01)
February 26, 2021 (f) through June 30, 2021	15.00	—(h)	0.95	0.95	—(h)
Class I
Year Ended June 30, 2022	15.98	0.13	(1.12)	(0.99)	(0.10)
February 26, 2021 (f) through June 30, 2021	15.00	0.04	0.96	1.00	(0.02)
Class R5
Year Ended June 30, 2022	15.98	0.15	(1.12)	(0.97)	(0.12)
February 26, 2021 (f) through June 30, 2021	15.00	0.05	0.95	1.00	(0.02)
Class R6
Year Ended June 30, 2022	15.99	0.18	(1.13)	(0.95)	(0.14)
February 26, 2021 (f) through June 30, 2021	15.00	0.05	0.96	1.01	(0.02)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

152	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$14.87	(6.49)%	$295,220	0.85%	0.57%	0.88%	39%
15.97	6.54	52,880	0.85(g)	0.57(g)	0.92(g)	6

14.84	(6.90)	241,375	1.35	0.07	1.38	39
15.95	6.36	57,423	1.35(g)	0.05(g)	1.43(g)	6

14.89	(6.22)	4,110,283	0.60	0.81	0.62	39
15.98	6.63	1,018,781	0.60(g)	0.80(g)	0.70(g)	6

14.89	(6.10)	636	0.45	0.92	0.47	39
15.98	6.66	536	0.45(g)	0.99(g)	0.88(g)	6

14.90	(6.01)	975,953	0.35	1.12	0.38	39
15.99	6.75	262,248	0.35(g)	1.04(g)	0.43(g)	6
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	153

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Hedged Equity 3 Fund
Class A
Year Ended June 30, 2022	$15.96	$0.09	$(1.65)	$(1.56)	$(0.06)
February 26, 2021 (f) through June 30, 2021	15.00	0.03	0.95	0.98	(0.02)
Class C
Year Ended June 30, 2022	15.95	0.01	(1.65)	(1.64)	(0.01)
February 26, 2021 (f) through June 30, 2021	15.00	—(h)	0.96	0.96	(0.01)
Class I
Year Ended June 30, 2022	15.98	0.13	(1.65)	(1.52)	(0.10)
February 26, 2021 (f) through June 30, 2021	15.00	0.04	0.96	1.00	(0.02)
Class R5
Year Ended June 30, 2022	15.98	0.17	(1.66)	(1.49)	(0.12)
February 26, 2021 (f) through June 30, 2021	15.00	0.05	0.95	1.00	(0.02)
Class R6
Year Ended June 30, 2022	15.98	0.17	(1.65)	(1.48)	(0.13)
February 26, 2021 (f) through June 30, 2021	15.00	0.06	0.94	1.00	(0.02)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

154	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$14.34	(9.78)%	$110,840	0.85%	0.57%	0.89%	29%
15.96	6.50	21,446	0.85(g)	0.60(g)	1.00	7

14.30	(10.28)	97,285	1.35	0.07	1.39	29
15.95	6.37	19,229	1.35(g)	0.09(g)	1.51	7

14.36	(9.58)	2,257,577	0.60	0.82	0.63	29
15.98	6.64	524,074	0.60(g)	0.81(g)	0.80	7

14.37	(9.41)	128	0.45	1.09	0.50	29
15.98	6.64	21	0.45(g)	0.96(g)	3.22	7

14.37	(9.33)	385,463	0.35	1.03	0.38	29
15.98	6.68	1,796	0.35(g)	1.10(g)	0.64	7
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	155

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Growth Fund
Class A
Year Ended June 30, 2022	$64.22	$(0.12)	$(10.74)	$(10.86)	$—	$(9.24)	$(9.24)
Year Ended June 30, 2021	48.04	(0.27)	19.59	19.32	—	(3.14)	(3.14)
Year Ended June 30, 2020	41.87	(0.01)	11.39	11.38	—	(5.21)	(5.21)
Year Ended June 30, 2019	42.44	(0.09)	4.80	4.71	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.23	(0.10)	9.92	9.82	—	(5.61)	(5.61)
Class C
Year Ended June 30, 2022	46.21	(0.29)	(7.01)	(7.30)	—	(9.24)	(9.24)
Year Ended June 30, 2021	35.43	(0.41)	14.33	13.92	—	(3.14)	(3.14)
Year Ended June 30, 2020	32.33	(0.17)	8.48	8.31	—	(5.21)	(5.21)
Year Ended June 30, 2019	34.20	(0.23)	3.64	3.41	—	(5.28)	(5.28)
Year Ended June 30, 2018	31.95	(0.25)	8.11	7.86	—	(5.61)	(5.61)
Class I
Year Ended June 30, 2022	65.59	0.03	(11.06)	(11.03)	—	(9.24)	(9.24)
Year Ended June 30, 2021	48.91	(0.12)	19.97	19.85	(0.03)	(3.14)	(3.17)
Year Ended June 30, 2020	42.46	0.09	11.59	11.68	(0.02)	(5.21)	(5.23)
Year Ended June 30, 2019	42.86	0.01	4.87	4.88	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.47	(0.01)	10.01	10.00	—	(5.61)	(5.61)
Class R2
Year Ended June 30, 2022	61.05	(0.26)	(10.06)	(10.32)	—	(9.24)	(9.24)
Year Ended June 30, 2021	45.90	(0.39)	18.68	18.29	—	(3.14)	(3.14)
Year Ended June 30, 2020	40.32	(0.11)	10.90	10.79	—	(5.21)	(5.21)
Year Ended June 30, 2019	41.17	(0.18)	4.61	4.43	—	(5.28)	(5.28)
Year Ended June 30, 2018	37.33	(0.20)	9.65	9.45	—	(5.61)	(5.61)
Class R3
Year Ended June 30, 2022	64.64	(0.12)	(10.83)	(10.95)	—	(9.24)	(9.24)
Year Ended June 30, 2021	48.34	(0.27)	19.72	19.45	(0.01)	(3.14)	(3.15)
Year Ended June 30, 2020	42.10	(0.01)	11.46	11.45	—	(5.21)	(5.21)
Year Ended June 30, 2019	42.64	(0.08)	4.82	4.74	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.39	(0.08)	9.94	9.86	—	(5.61)	(5.61)
Class R4
Year Ended June 30, 2022	65.47	0.02	(11.02)	(11.00)	—	(9.24)	(9.24)
Year Ended June 30, 2021	48.84	(0.12)	19.94	19.82	(0.05)	(3.14)	(3.19)
Year Ended June 30, 2020	42.45	0.08	11.58	11.66	(0.06)	(5.21)	(5.27)
Year Ended June 30, 2019	42.85	0.01	4.87	4.88	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.47	0.01	9.98	9.99	—	(5.61)	(5.61)
Class R5
Year Ended June 30, 2022	67.49	0.12	(11.46)	(11.34)	—	(9.24)	(9.24)
Year Ended June 30, 2021	50.20	(0.04)	20.52	20.48	(0.05)	(3.14)	(3.19)
Year Ended June 30, 2020	43.44	0.16	11.88	12.04	(0.07)	(5.21)	(5.28)
Year Ended June 30, 2019	43.65	0.07	5.00	5.07	—	(5.28)	(5.28)
Year Ended June 30, 2018	39.04	0.06	10.16	10.22	—	(5.61)	(5.61)
SEE NOTES TO FINANCIAL STATEMENTS.

156	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$44.12	(20.68)%	$3,734,120	0.94%	(0.20)%	1.01%	50%
64.22	41.00	4,970,767	0.93	(0.46)	1.02	58
48.04	30.09	3,280,463	0.94	(0.03)	1.04	47
41.87	13.67	2,466,910	0.93	(0.23)	1.10	50
42.44	28.45	2,481,816	0.97	(0.25)	1.11	24

29.67	(21.07)	556,002	1.44	(0.71)	1.51	50
46.21	40.32	780,132	1.43	(0.96)	1.51	58
35.43	29.42	701,820	1.44	(0.53)	1.54	47
32.33	13.11	518,116	1.43	(0.73)	1.59	50
34.20	27.83	534,199	1.47	(0.75)	1.60	24

45.32	(20.49)	9,509,669	0.69	0.05	0.76	50
65.59	41.37	10,983,173	0.68	(0.21)	0.76	58
48.91	30.40	7,058,308	0.69	0.22	0.78	47
42.46	13.95	4,691,515	0.68	0.02	0.84	50
42.86	28.77	4,413,908	0.74	(0.03)	0.85	24

41.49	(20.88)	90,916	1.19	(0.46)	1.26	50
61.05	40.65	129,541	1.18	(0.71)	1.26	58
45.90	29.76	118,628	1.19	(0.27)	1.29	47
40.32	13.39	138,030	1.18	(0.47)	1.34	50
41.17	28.11	156,775	1.24	(0.52)	1.35	24

44.45	(20.68)	205,831	0.94	(0.21)	1.01	50
64.64	41.01	264,318	0.93	(0.45)	1.01	58
48.34	30.09	90,107	0.94	(0.02)	1.03	47
42.10	13.68	45,376	0.93	(0.21)	1.08	50
42.64	28.43	6,865	0.96	(0.21)	1.10	24

45.23	(20.48)	137,633	0.69	0.03	0.76	50
65.47	41.37	204,814	0.68	(0.20)	0.76	58
48.84	30.40	64,792	0.69	0.19	0.78	47
42.45	13.96	10,740	0.68	0.02	0.83	50
42.85	28.74	5,930	0.73	0.02	0.85	24

46.91	(20.37)	629,918	0.54	0.19	0.61	50
67.49	41.57	956,386	0.53	(0.06)	0.61	58
50.20	30.59	781,380	0.54	0.38	0.63	47
43.44	14.15	702,536	0.53	0.17	0.69	50
43.65	28.93	788,766	0.59	0.14	0.70	24
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	157

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Growth Fund (continued)
Class R6
Year Ended June 30, 2022	$68.18	$0.19	$(11.62)	$(11.43)	$—	$(9.24)	$(9.24)
Year Ended June 30, 2021	50.66	0.03	20.71	20.74	(0.08)	(3.14)	(3.22)
Year Ended June 30, 2020	43.78	0.21	11.99	12.20	(0.11)	(5.21)	(5.32)
Year Ended June 30, 2019	43.95	0.11	5.03	5.14	(0.03)	(5.28)	(5.31)
Year Ended June 30, 2018	39.23	0.10	10.23	10.33	—	(5.61)	(5.61)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

158	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$47.51	(20.29)%	$16,482,609	0.44%	0.30%	0.51%	50%
68.18	41.70	19,127,249	0.43	0.04	0.51	58
50.66	30.75	11,169,668	0.44	0.47	0.53	47
43.78	14.23	7,339,387	0.43	0.27	0.58	50
43.95	29.08	5,962,328	0.48	0.24	0.60	24
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	159

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Value Fund
Class A
Year Ended June 30, 2022	$20.48	$0.19	$(1.21)	$(1.02)	$(0.18)	$(1.38)	$(1.56)
Year Ended June 30, 2021	12.72	0.11	7.73	7.84	(0.08)	—	(0.08)
Year Ended June 30, 2020	14.11	0.18	(1.40)	(1.22)	(0.17)	—	(0.17)
Year Ended June 30, 2019	15.11	0.17	(0.09)	0.08	(0.17)	(0.91)	(1.08)
Year Ended June 30, 2018	15.48	0.15	0.89	1.04	(0.13)	(1.28)	(1.41)
Class C
Year Ended June 30, 2022	19.55	0.09	(1.16)	(1.07)	(0.09)	(1.38)	(1.47)
Year Ended June 30, 2021	12.17	0.02	7.39	7.41	(0.03)	—	(0.03)
Year Ended June 30, 2020	13.49	0.11	(1.32)	(1.21)	(0.11)	—	(0.11)
Year Ended June 30, 2019	14.51	0.10	(0.10)	—(f)	(0.11)	(0.91)	(1.02)
Year Ended June 30, 2018	14.93	0.06	0.86	0.92	(0.06)	(1.28)	(1.34)
Class I
Year Ended June 30, 2022	20.10	0.23	(1.19)	(0.96)	(0.23)	(1.38)	(1.61)
Year Ended June 30, 2021	12.49	0.15	7.59	7.74	(0.13)	—	(0.13)
Year Ended June 30, 2020	13.85	0.21	(1.36)	(1.15)	(0.21)	—	(0.21)
Year Ended June 30, 2019	14.85	0.20	(0.09)	0.11	(0.20)	(0.91)	(1.11)
Year Ended June 30, 2018	15.24	0.18	0.87	1.05	(0.16)	(1.28)	(1.44)
Class R2
Year Ended June 30, 2022	20.30	0.14	(1.21)	(1.07)	(0.13)	(1.38)	(1.51)
Year Ended June 30, 2021	12.61	0.06	7.67	7.73	(0.04)	—	(0.04)
Year Ended June 30, 2020	13.98	0.15	(1.38)	(1.23)	(0.14)	—	(0.14)
Year Ended June 30, 2019	14.99	0.14	(0.10)	0.04	(0.14)	(0.91)	(1.05)
Year Ended June 30, 2018	15.39	0.11	0.86	0.97	(0.09)	(1.28)	(1.37)
Class R3
Year Ended June 30, 2022	20.09	0.20	(1.21)	(1.01)	(0.21)	(1.38)	(1.59)
Year Ended June 30, 2021	12.48	0.10	7.59	7.69	(0.08)	—	(0.08)
Year Ended June 30, 2020	13.84	0.18	(1.36)	(1.18)	(0.18)	—	(0.18)
October 1, 2018 (g) through June 30, 2019	15.63	0.13	(0.88)	(0.75)	(0.13)	(0.91)	(1.04)
Class R4
Year Ended June 30, 2022	20.50	0.26	(1.23)	(0.97)	(0.23)	(1.38)	(1.61)
Year Ended June 30, 2021	12.73	0.12	7.77	7.89	(0.12)	—	(0.12)
Year Ended June 30, 2020	14.11	0.22	(1.39)	(1.17)	(0.21)	—	(0.21)
October 1, 2018 (g) through June 30, 2019	15.90	0.16	(0.89)	(0.73)	(0.15)	(0.91)	(1.06)
Class R5
Year Ended June 30, 2022	20.32	0.26	(1.20)	(0.94)	(0.25)	(1.38)	(1.63)
Year Ended June 30, 2021	12.62	0.17	7.68	7.85	(0.15)	—	(0.15)
Year Ended June 30, 2020	14.00	0.24	(1.39)	(1.15)	(0.23)	—	(0.23)
Year Ended June 30, 2019	14.99	0.23	(0.09)	0.14	(0.22)	(0.91)	(1.13)
Year Ended June 30, 2018	15.37	0.21	0.88	1.09	(0.19)	(1.28)	(1.47)
SEE NOTES TO FINANCIAL STATEMENTS.

160	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$17.90	(5.22)%	$235,054	0.93%	0.97%	1.01%	121%
20.48	61.86	218,302	0.93	0.62	1.04	93
12.72	(8.66)	119,402	0.93	1.33	1.04	177
14.11	1.07	153,809	0.93	1.19	1.04	162
15.11	6.52	236,470	0.93	0.92	1.04	130

17.01	(5.70)	79,663	1.44	0.48	1.51	121
19.55	60.96	62,488	1.43	0.11	1.50	93
12.17	(9.04)	33,769	1.44	0.81	1.52	177
13.49	0.57	55,009	1.44	0.70	1.52	162
14.51	5.94	69,445	1.44	0.42	1.52	130

17.53	(5.04)	1,275,387	0.69	1.20	0.77	121
20.10	62.22	1,418,653	0.69	0.84	0.76	93
12.49	(8.35)	262,414	0.69	1.57	0.76	177
13.85	1.31	301,663	0.69	1.44	0.77	162
14.85	6.74	378,058	0.70	1.19	0.77	130

17.72	(5.50)	12,323	1.19	0.71	1.27	121
20.30	61.40	11,175	1.18	0.38	1.27	93
12.61	(8.83)	17,777	1.19	1.09	1.28	177
13.98	0.83	21,489	1.19	0.97	1.29	162
14.99	6.14	17,046	1.21	0.68	1.30	130

17.49	(5.26)	6,010	0.94	1.06	1.01	121
20.09	61.83	16	0.94	0.63	1.04	93
12.48	(8.59)	18	0.94	1.36	2.24	177
13.84	(4.25)	19	0.94	1.28	1.17	162

17.92	(4.95)	495	0.69	1.32	0.77	121
20.50	62.16	135	0.69	0.87	0.76	93
12.73	(8.34)	11,823	0.69	1.60	0.76	177
14.11	(4.05)	14,545	0.68	1.51	0.77	162

17.75	(4.84)	23,073	0.54	1.34	0.61	121
20.32	62.47	24,668	0.54	1.02	0.61	93
12.62	(8.26)	18,535	0.54	1.72	0.62	177
14.00	1.50	30,522	0.54	1.61	0.63	162
14.99	6.90	23,166	0.55	1.33	0.63	130
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	161

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Value Fund (continued)
Class R6
Year Ended June 30, 2022	$20.18	$0.28	$(1.20)	$(0.92)	$(0.27)	$(1.38)	$(1.65)
Year Ended June 30, 2021	12.53	0.19	7.63	7.82	(0.17)	—	(0.17)
Year Ended June 30, 2020	13.90	0.25	(1.37)	(1.12)	(0.25)	—	(0.25)
Year Ended June 30, 2019	14.90	0.24	(0.10)	0.14	(0.23)	(0.91)	(1.14)
Year Ended June 30, 2018	15.28	0.22	0.88	1.10	(0.20)	(1.28)	(1.48)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

162	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$17.61	(4.78)%	$1,564,013	0.44%	1.42%	0.50%	121%
20.18	62.68	2,606,033	0.44	1.10	0.50	93
12.53	(8.14)	796,259	0.44	1.86	0.51	177
13.90	1.52	834,072	0.44	1.70	0.52	162
14.90	7.04	928,167	0.46	1.41	0.52	130
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	163

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)
Class A
Year Ended June 30, 2022	$36.38	$0.45	$(1.10)	$(0.65)	$(0.42)	$(8.75)	$(9.17)
Year Ended June 30, 2021	25.83	0.42	11.10	11.52	(0.64)	(0.33)	(0.97)
Year Ended June 30, 2020	31.42	0.55(d)	(3.38)	(2.83)	(0.63)	(2.13)	(2.76)
Year Ended June 30, 2019	34.53	0.49	0.55	1.04	(0.51)	(3.64)	(4.15)
Year Ended June 30, 2018	35.54	0.53	4.10	4.63	(0.55)	(5.09)	(5.64)
Class C
Year Ended June 30, 2022	35.72	0.27	(1.04)	(0.77)	(0.27)	(8.75)	(9.02)
Year Ended June 30, 2021	25.36	0.28	10.90	11.18	(0.49)	(0.33)	(0.82)
Year Ended June 30, 2020	30.90	0.40(d)	(3.33)	(2.93)	(0.48)	(2.13)	(2.61)
Year Ended June 30, 2019	34.06	0.32	0.54	0.86	(0.38)	(3.64)	(4.02)
Year Ended June 30, 2018	35.14	0.35	4.05	4.40	(0.39)	(5.09)	(5.48)
Class I
Year Ended June 30, 2022	36.72	0.53	(1.11)	(0.58)	(0.50)	(8.75)	(9.25)
Year Ended June 30, 2021	25.79	0.50	11.48	11.98	(0.72)	(0.33)	(1.05)
Year Ended June 30, 2020	31.62	0.62(d)	(3.66)	(3.04)	(0.66)	(2.13)	(2.79)
Year Ended June 30, 2019	34.71	0.57	0.55	1.12	(0.57)	(3.64)	(4.21)
Year Ended June 30, 2018	35.69	0.62	4.11	4.73	(0.62)	(5.09)	(5.71)
Class R2
Year Ended June 30, 2022	35.99	0.33	(1.07)	(0.74)	(0.32)	(8.75)	(9.07)
Year Ended June 30, 2021	25.55	0.33	11.01	11.34	(0.57)	(0.33)	(0.90)
Year Ended June 30, 2020	31.12	0.47(d)	(3.35)	(2.88)	(0.56)	(2.13)	(2.69)
Year Ended June 30, 2019	34.26	0.40	0.54	0.94	(0.44)	(3.64)	(4.08)
Year Ended June 30, 2018	35.33	0.46	4.03	4.49	(0.47)	(5.09)	(5.56)
Class R5
Year Ended June 30, 2022	36.78	0.55	(1.11)	(0.56)	(0.52)	(8.75)	(9.27)
Year Ended June 30, 2021	25.66	0.59	11.63	12.22	(0.77)	(0.33)	(1.10)
Year Ended June 30, 2020	31.73	0.67(d)	(3.87)	(3.20)	(0.74)	(2.13)	(2.87)
Year Ended June 30, 2019	34.80	0.62	0.56	1.18	(0.61)	(3.64)	(4.25)
Year Ended June 30, 2018	35.78	0.66	4.13	4.79	(0.68)	(5.09)	(5.77)
Class R6
Year Ended June 30, 2022	36.78	0.58	(1.11)	(0.53)	(0.55)	(8.75)	(9.30)
Year Ended June 30, 2021	26.06	0.57	11.28	11.85	(0.80)	(0.33)	(1.13)
Year Ended June 30, 2020	31.74	0.70(d)	(3.47)	(2.77)	(0.78)	(2.13)	(2.91)
Year Ended June 30, 2019	34.80	0.65	0.57	1.22	(0.64)	(3.64)	(4.28)
Year Ended June 30, 2018	35.78	0.69	4.13	4.82	(0.71)	(5.09)	(5.80)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)
Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income
(loss) per share would have been $0.46, $0.30, $0.53, $0.38, $0.57 and $0.60 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 1.56%, 1.05%, 1.70%, 1.30%, 1.85% and 2.04% for Class A, Class C, Class I, Class R2, Class R5 and Class R6
Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

164	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$26.56	(4.07)%	$49,916	0.73%	1.37%	0.97%	55%
36.38	45.65	61,187	0.83	1.37	0.99	72
25.83	(9.96)	49,876	0.83	1.88(d)	0.95	79
31.42	4.08	72,888	0.82	1.49	1.01	88
34.53	13.39	86,400	0.83	1.48	1.02	68

25.93	(4.54)	7,147	1.23	0.85	1.48	55
35.72	45.02	11,211	1.33	0.91	1.50	72
25.36	(10.46)	11,038	1.33	1.37(d)	1.46	79
30.90	3.57	19,139	1.32	0.99	1.52	88
34.06	12.84	23,686	1.33	1.00	1.53	68

26.89	(3.84)	94,291	0.49	1.60	0.72	55
36.72	47.54	127,530	0.59	1.62	0.74	72
25.79	(10.69)	113,316	0.59	2.01(d)	0.68	79
31.62	4.33	698,989	0.58	1.74	0.76	88
34.71	13.65	772,556	0.62	1.71	0.76	68

26.18	(4.41)	2,651	1.09	1.02	1.36	55
35.99	45.36	3,000	1.09	1.08	1.34	72
25.55	(10.24)	2,664	1.09	1.62(d)	1.30	79
31.12	3.81	4,438	1.08	1.22	1.62	88
34.26	13.04	5,781	1.12	1.28	1.52	68

26.95	(3.79)	3,610	0.44	1.66	0.57	55
36.78	48.74	4,053	0.44	1.91	0.59	72
25.66	(11.16)	4,269	0.44	2.16(d)	0.55	79
31.73	4.50	48,910	0.43	1.89	0.61	88
34.80	13.80	90,714	0.45	1.82	0.62	68

26.95	(3.70)	38,883	0.34	1.78	0.47	55
36.78	46.60	69,298	0.34	1.82	0.49	72
26.06	(9.68)	74,603	0.34	2.37(d)	0.44	79
31.74	4.63	133,014	0.33	1.99	0.51	88
34.80	13.90	118,726	0.37	1.90	0.52	68
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	165

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Equity Fund
Class A
Year Ended June 30, 2022	$21.51	$0.08	$(1.81)	$(1.73)	$(0.07)	$(2.23)	$(2.30)
Year Ended June 30, 2021	16.22	0.09	6.39	6.48	(0.08)	(1.11)	(1.19)
Year Ended June 30, 2020	15.86	0.11	1.82	1.93	(0.11)	(1.46)	(1.57)
Year Ended June 30, 2019	16.48	0.12	1.17	1.29	(0.12)	(1.79)	(1.91)
Year Ended June 30, 2018	15.80	0.11	1.94	2.05	(0.11)	(1.26)	(1.37)
Class C
Year Ended June 30, 2022	20.61	(0.03)	(1.69)	(1.72)	(0.01)	(2.23)	(2.24)
Year Ended June 30, 2021	15.60	(0.01)	6.14	6.13	(0.01)	(1.11)	(1.12)
Year Ended June 30, 2020	15.31	0.03	1.75	1.78	(0.03)	(1.46)	(1.49)
Year Ended June 30, 2019	15.99	0.04	1.13	1.17	(0.06)	(1.79)	(1.85)
Year Ended June 30, 2018	15.37	0.03	1.89	1.92	(0.04)	(1.26)	(1.30)
Class I
Year Ended June 30, 2022	21.59	0.13	(1.81)	(1.68)	(0.12)	(2.23)	(2.35)
Year Ended June 30, 2021	16.27	0.13	6.43	6.56	(0.13)	(1.11)	(1.24)
Year Ended June 30, 2020	15.91	0.15	1.82	1.97	(0.15)	(1.46)	(1.61)
Year Ended June 30, 2019	16.51	0.16	1.18	1.34	(0.15)	(1.79)	(1.94)
Year Ended June 30, 2018	15.83	0.15	1.94	2.09	(0.15)	(1.26)	(1.41)
Class L
Year Ended June 30, 2022	21.63	0.16	(1.81)	(1.65)	(0.15)	(2.23)	(2.38)
Year Ended June 30, 2021	16.30	0.16	6.44	6.60	(0.16)	(1.11)	(1.27)
Year Ended June 30, 2020	15.93	0.17	1.83	2.00	(0.17)	(1.46)	(1.63)
Year Ended June 30, 2019	16.53	0.18	1.18	1.36	(0.17)	(1.79)	(1.96)
Year Ended June 30, 2018	15.85	0.17	1.94	2.11	(0.17)	(1.26)	(1.43)
Class R2
Year Ended June 30, 2022	21.26	0.02	(1.78)	(1.76)	(0.02)	(2.23)	(2.25)
Year Ended June 30, 2021	16.04	0.04	6.33	6.37	(0.04)	(1.11)	(1.15)
Year Ended June 30, 2020	15.70	0.07	1.80	1.87	(0.07)	(1.46)	(1.53)
Year Ended June 30, 2019	16.34	0.08	1.16	1.24	(0.09)	(1.79)	(1.88)
Year Ended June 30, 2018	15.68	0.07	1.92	1.99	(0.07)	(1.26)	(1.33)
Class R3
Year Ended June 30, 2022	21.42	0.08	(1.80)	(1.72)	(0.07)	(2.23)	(2.30)
Year Ended June 30, 2021	16.15	0.09	6.38	6.47	(0.09)	(1.11)	(1.20)
Year Ended June 30, 2020	15.80	0.11	1.81	1.92	(0.11)	(1.46)	(1.57)
Year Ended June 30, 2019	16.43	0.12	1.16	1.28	(0.12)	(1.79)	(1.91)
Year Ended June 30, 2018	15.76	0.11	1.93	2.04	(0.11)	(1.26)	(1.37)
Class R4
Year Ended June 30, 2022	21.55	0.13	(1.81)	(1.68)	(0.12)	(2.23)	(2.35)
Year Ended June 30, 2021	16.25	0.13	6.41	6.54	(0.13)	(1.11)	(1.24)
Year Ended June 30, 2020	15.89	0.15	1.82	1.97	(0.15)	(1.46)	(1.61)
Year Ended June 30, 2019	16.50	0.17	1.16	1.33	(0.15)	(1.79)	(1.94)
Year Ended June 30, 2018	15.82	0.16	1.93	2.09	(0.15)	(1.26)	(1.41)
SEE NOTES TO FINANCIAL STATEMENTS.

166	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$17.48	(10.04)%	$1,577,771	0.94%	0.37%	0.98%	53%
21.51	41.18	1,642,046	0.94	0.46	0.98	60
16.22	12.59	1,869,111	0.94	0.70	0.99	84
15.86	9.18	1,556,392	0.94	0.76	0.99	91
16.48	13.20	1,340,858	0.94	0.69	1.01	97

16.65	(10.44)	351,674	1.44	(0.13)	1.48	53
20.61	40.52	367,940	1.44	(0.05)	1.47	60
15.60	12.01	274,741	1.44	0.19	1.49	84
15.31	8.63	289,675	1.44	0.27	1.49	91
15.99	12.66	302,297	1.44	0.19	1.50	97

17.56	(9.78)	1,863,855	0.69	0.63	0.73	53
21.59	41.64	1,731,572	0.69	0.69	0.72	60
16.27	12.82	1,038,998	0.69	0.94	0.73	84
15.91	9.47	1,121,609	0.69	1.03	0.74	91
16.51	13.44	1,521,535	0.71	0.92	0.75	97

17.60	(9.63)	1,578,191	0.54	0.76	0.57	53
21.63	41.81	1,907,620	0.54	0.83	0.58	60
16.30	13.03	1,309,531	0.55	1.08	0.59	84
15.93	9.60	1,552,520	0.55	1.16	0.60	91
16.53	13.56	1,679,995	0.57	1.05	0.60	97

17.25	(10.28)	219,960	1.19	0.11	1.23	53
21.26	40.92	269,266	1.19	0.20	1.22	60
16.04	12.29	216,689	1.19	0.44	1.23	84
15.70	8.89	244,356	1.19	0.52	1.24	91
16.34	12.88	265,675	1.21	0.42	1.25	97

17.40	(10.04)	157,177	0.94	0.37	0.97	53
21.42	41.30	174,770	0.94	0.44	0.97	60
16.15	12.57	117,991	0.94	0.70	0.98	84
15.80	9.14	111,902	0.94	0.79	0.99	91
16.43	13.18	61,413	0.95	0.69	1.00	97

17.52	(9.80)	55,292	0.69	0.63	0.72	53
21.55	41.58	45,443	0.69	0.69	0.72	60
16.25	12.84	21,651	0.69	0.95	0.73	84
15.89	9.44	22,870	0.69	1.08	0.75	91
16.50	13.48	10,531	0.70	0.94	0.75	97
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	167

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Equity Fund (continued)
Class R5
Year Ended June 30, 2022	$21.64	$0.16	$(1.82)	$(1.66)	$(0.15)	$(2.23)	$(2.38)
Year Ended June 30, 2021	16.31	0.16	6.44	6.60	(0.16)	(1.11)	(1.27)
Year Ended June 30, 2020	15.94	0.17	1.83	2.00	(0.17)	(1.46)	(1.63)
Year Ended June 30, 2019	16.54	0.19	1.17	1.36	(0.17)	(1.79)	(1.96)
Year Ended June 30, 2018	15.85	0.18	1.95	2.13	(0.18)	(1.26)	(1.44)
Class R6
Year Ended June 30, 2022	21.69	0.19	(1.82)	(1.63)	(0.18)	(2.23)	(2.41)
Year Ended June 30, 2021	16.34	0.18	6.46	6.64	(0.18)	(1.11)	(1.29)
Year Ended June 30, 2020	15.97	0.19	1.83	2.02	(0.19)	(1.46)	(1.65)
Year Ended June 30, 2019	16.56	0.20	1.19	1.39	(0.19)	(1.79)	(1.98)
Year Ended June 30, 2018	15.87	0.19	1.95	2.14	(0.19)	(1.26)	(1.45)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

168	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$17.60	(9.68)%	$911,961	0.54%	0.76%	0.57%	53%
21.64	41.79	1,089,931	0.54	0.84	0.57	60
16.31	13.04	817,671	0.54	1.09	0.58	84
15.94	9.60	842,888	0.54	1.17	0.59	91
16.54	13.66	938,744	0.54	1.08	0.60	97

17.65	(9.56)	11,891,028	0.44	0.87	0.47	53
21.69	41.98	12,615,063	0.44	0.95	0.47	60
16.34	13.13	9,272,379	0.44	1.20	0.48	84
15.97	9.74	8,559,285	0.44	1.27	0.49	91
16.56	13.75	8,937,049	0.46	1.17	0.50	97
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	169

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. GARP Equity Fund
Class A
Year Ended June 30, 2022	$73.40	$(0.02)	$(8.99)	$(9.01)	$—	$(14.78)	$(14.78)
Year Ended June 30, 2021	57.64	(0.01)	21.89	21.88	(0.52)	(5.60)	(6.12)
Year Ended June 30, 2020	56.61	0.63(d)	7.41	8.04	(0.34)	(6.67)	(7.01)
Year Ended June 30, 2019	59.09	0.45	3.01	3.46	(0.30)	(5.64)	(5.94)
Year Ended June 30, 2018	48.60	0.23	10.51	10.74	(0.25)	—	(0.25)
Class C
Year Ended June 30, 2022	71.55	(0.35)	(8.60)	(8.95)	—	(14.78)	(14.78)
Year Ended June 30, 2021	56.26	(0.32)	21.36	21.04	(0.15)	(5.60)	(5.75)
Year Ended June 30, 2020	55.45	0.35(d)	7.22	7.57	(0.09)	(6.67)	(6.76)
Year Ended June 30, 2019	58.00	0.16	2.97	3.13	(0.04)	(5.64)	(5.68)
Year Ended June 30, 2018	47.72	(0.04)	10.32	10.28	—	—	—
Class I
Year Ended June 30, 2022	75.08	0.15	(9.28)	(9.13)	(0.12)	(14.78)	(14.90)
Year Ended June 30, 2021	58.80	0.16	22.37	22.53	(0.65)	(5.60)	(6.25)
Year Ended June 30, 2020	57.60	0.79(d)	7.54	8.33	(0.46)	(6.67)	(7.13)
Year Ended June 30, 2019	60.04	0.60	3.05	3.65	(0.45)	(5.64)	(6.09)
Year Ended June 30, 2018	49.34	0.38	10.68	11.06	(0.36)	—	(0.36)
Class R2
Year Ended June 30, 2022	71.18	(0.18)	(8.57)	(8.75)	—	(14.78)	(14.78)
Year Ended June 30, 2021	56.08	(0.17)	21.26	21.09	(0.39)	(5.60)	(5.99)
Year Ended June 30, 2020	55.27	0.48(d)	7.22	7.70	(0.22)	(6.67)	(6.89)
Year Ended June 30, 2019	57.95	0.30	2.93	3.23	(0.27)	(5.64)	(5.91)
Year Ended June 30, 2018	47.66	0.09	10.31	10.40	(0.11)	—	(0.11)
Class R5
Year Ended June 30, 2022	73.80	0.24	(9.05)	(8.81)	(0.19)	(14.78)	(14.97)
Year Ended June 30, 2021	57.93	0.26	21.96	22.22	(0.75)	(5.60)	(6.35)
Year Ended June 30, 2020	56.82	0.86(d)	7.47	8.33	(0.55)	(6.67)	(7.22)
Year Ended June 30, 2019	59.32	0.68	2.99	3.67	(0.53)	(5.64)	(6.17)
Year Ended June 30, 2018	48.76	0.46	10.56	11.02	(0.46)	—	(0.46)
Class R6
Year Ended June 30, 2022	73.81	0.31	(9.04)	(8.73)	(0.28)	(14.78)	(15.06)
Year Ended June 30, 2021	57.93	0.33	21.96	22.29	(0.81)	(5.60)	(6.41)
Year Ended June 30, 2020	56.81	0.91(d)	7.49	8.40	(0.61)	(6.67)	(7.28)
Year Ended June 30, 2019	59.32	0.74	2.98	3.72	(0.59)	(5.64)	(6.23)
Year Ended June 30, 2018	48.74	0.51	10.56	11.07	(0.49)	—	(0.49)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)
Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income
(loss) per share would have been $0.27, $(0.01), $0.41, $0.13, $0.49 and $0.55 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 0.48%, (0.02)%, 0.73%, 0.23%, 0.88% and 0.99% for Class A, Class C, Class I, Class R2, Class R5 and
Class R6 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

170	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers	Portfolio turnover rate

$49.61	(17.46)%	$92,344	0.84%	(0.03)%	0.91%	44%
73.40	40.08	119,893	0.84	(0.01)	0.90	64
57.64	15.11	94,017	0.84	1.15(d)	0.94	96
56.61	7.06	106,993	0.84	0.79	1.12	95
59.09	22.13	104,167	0.86	0.42	1.11	69

47.82	(17.87)	19,522	1.34	(0.54)	1.41	44
71.55	39.44	30,159	1.34	(0.50)	1.40	64
56.26	14.50	31,216	1.34	0.65(d)	1.42	96
55.45	6.51	35,931	1.34	0.29	1.61	95
58.00	21.54	37,416	1.36	(0.08)	1.61	69

51.05	(17.25)	86,649	0.59	0.21	0.65	44
75.08	40.46	164,959	0.59	0.25	0.65	64
58.80	15.38	141,497	0.59	1.40(d)	0.67	96
57.60	7.33	163,324	0.59	1.04	0.86	95
60.04	22.45	196,798	0.61	0.67	0.86	69

47.65	(17.66)	31,751	1.09	(0.29)	1.20	44
71.18	39.73	45,629	1.09	(0.26)	1.21	64
56.08	14.84	40,305	1.09	0.90(d)	1.25	96
55.27	6.78	45,086	1.09	0.54	1.49	95
57.95	21.84	40,763	1.10	0.16	1.37	69

50.02	(17.12)	103,007	0.44	0.36	0.50	44
73.80	40.57	166,478	0.44	0.39	0.50	64
57.93	15.63	189,889	0.44	1.55(d)	0.52	96
56.82	7.48	194,550	0.44	1.19	0.71	95
59.32	22.66	201,539	0.45	0.83	0.71	69

50.02	(17.03)	642,876	0.34	0.47	0.40	44
73.81	40.70	780,470	0.34	0.50	0.40	64
57.93	15.76	617,458	0.34	1.65(d)	0.42	96
56.81	7.59	602,454	0.34	1.29	0.61	95
59.32	22.78	588,911	0.36	0.92	0.61	69
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	171

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period
JPMorgan U.S. Large Cap Core Plus Fund
Class A
Year Ended June 30, 2022	$26.84	$(0.08)	$(1.95)	$(2.03)	$—	$(6.78)	$(6.78)	$18.03
Year Ended June 30, 2021	24.58	(0.10)	9.21	9.11	(0.03)	(6.82)	(6.85)	26.84
Year Ended June 30, 2020	27.51	0.04	2.65	2.69	(0.03)	(5.59)	(5.62)	24.58
Year Ended June 30, 2019	30.10	0.05	1.53	1.58	(0.05)	(4.12)	(4.17)	27.51
Year Ended June 30, 2018	30.35	—(i)	3.87	3.87	—	(4.12)	(4.12)	30.10
Class C
Year Ended June 30, 2022	24.01	(0.17)	(1.58)	(1.75)	—	(6.78)	(6.78)	15.48
Year Ended June 30, 2021	22.67	(0.21)	8.37	8.16	—	(6.82)	(6.82)	24.01
Year Ended June 30, 2020	25.88	(0.08)	2.46	2.38	—	(5.59)	(5.59)	22.67
Year Ended June 30, 2019	28.65	(0.08)	1.43	1.35	—	(4.12)	(4.12)	25.88
Year Ended June 30, 2018	29.21	(0.15)	3.71	3.56	—	(4.12)	(4.12)	28.65
Class I
Year Ended June 30, 2022	27.53	(0.02)	(2.05)	(2.07)	—	(6.78)	(6.78)	18.68
Year Ended June 30, 2021	25.04	(0.03)	9.41	9.38	(0.07)	(6.82)	(6.89)	27.53
Year Ended June 30, 2020	27.94	0.10	2.69	2.79	(0.10)	(5.59)	(5.69)	25.04
Year Ended June 30, 2019	30.51	0.13	1.54	1.67	(0.12)	(4.12)	(4.24)	27.94
Year Ended June 30, 2018	30.66	0.08	3.92	4.00	(0.03)	(4.12)	(4.15)	30.51
Class R2
Year Ended June 30, 2022	25.27	(0.15)	(1.75)	(1.90)	—	(6.78)	(6.78)	16.59
Year Ended June 30, 2021	23.54	(0.18)	8.74	8.56	(0.01)	(6.82)	(6.83)	25.27
Year Ended June 30, 2020	26.62	(0.04)	2.55	2.51	—	(5.59)	(5.59)	23.54
Year Ended June 30, 2019	29.31	(0.04)	1.47	1.43	—	(4.12)	(4.12)	26.62
Year Ended June 30, 2018	29.74	(0.09)	3.78	3.69	—	(4.12)	(4.12)	29.31
Class R5
Year Ended June 30, 2022	27.78	—	(2.09)	(2.09)	—	(6.78)	(6.78)	18.91
Year Ended June 30, 2021	25.20	(0.02)	9.49	9.47	(0.07)	(6.82)	(6.89)	27.78
Year Ended June 30, 2020	28.08	0.11	2.71	2.82	(0.11)	(5.59)	(5.70)	25.20
Year Ended June 30, 2019	30.65	0.14	1.55	1.69	(0.14)	(4.12)	(4.26)	28.08
Year Ended June 30, 2018	30.81	0.11	3.93	4.04	(0.08)	(4.12)	(4.20)	30.65
SEE NOTES TO FINANCIAL STATEMENTS.

172	J.P. Morgan Large Cap Funds	June 30, 2022

Ratios/Supplemental data
		Ratios to average net assets(a)
Total return (excludes sales charge) (c)(d)	Net assets, end of period (000's)	Net expenses (including dividend and interest expense for securities sold short)(e)(f)	Net investment income (loss)	Expenses without waivers and reimbursements (including dividend and interest expense for securities sold short)(f)	Portfolio turnover rate (excluding securities sold short)(c)	Portfolio turnover rate (including securities sold short)(c)

(12.89)%	$240,209	1.85(g) %	(0.33)%	2.00%	59%	91%
42.30	335,206	1.94(h)	(0.39)	2.09	57	96
11.66	267,701	1.92	0.19	2.08	85	134
6.84	678,071	1.91	0.22	2.16	98	148
13.16	772,656	2.01	0.01	2.26	110	161

(13.31)	28,297	2.35(g)	(0.82)	2.51	59	91
41.55	36,784	2.43(h)	(0.88)	2.58	57	96
11.11	59,105	2.42	(0.32)	2.58	85	134
6.31	108,332	2.42	(0.29)	2.67	98	148
12.58	158,677	2.50	(0.50)	2.75	110	161

(12.70)	970,509	1.60(g)	(0.09)	1.75	59	91
42.65	1,702,566	1.69(h)	(0.12)	1.83	57	96
11.93	2,189,079	1.67	0.40	1.83	85	134
7.11	4,740,691	1.67	0.46	1.91	98	148
13.46	6,169,553	1.75	0.27	2.00	110	161

(13.23)	4,602	2.20(g)	(0.67)	2.26	59	91
41.77	5,838	2.29(h)	(0.74)	2.34	57	96
11.32	4,560	2.27	(0.13)	2.34	85	134
6.45	5,304	2.27	(0.14)	2.45	98	148
12.81	6,528	2.31	(0.30)	2.52	110	161

(12.65)	27,541	1.55(g)	(0.02)	1.60	59	91
42.75	34,191	1.64(h)	(0.08)	1.68	57	96
11.99	38,447	1.62	0.46	1.67	85	134
7.14	99,113	1.62	0.51	1.76	98	148
13.57	126,084	1.65	0.37	1.85	110	161
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	173

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period
JPMorgan U.S. Large Cap Core Plus Fund (continued)
Class R6
Year Ended June 30, 2022	$27.75	$0.02	$(2.09)	$(2.07)	$—	$(6.78)	$(6.78)	$18.90
Year Ended June 30, 2021	25.18	—(i)	9.47	9.47	(0.08)	(6.82)	(6.90)	27.75
Year Ended June 30, 2020	28.07	0.14	2.70	2.84	(0.14)	(5.59)	(5.73)	25.18
Year Ended June 30, 2019	30.63	0.17	1.56	1.73	(0.17)	(4.12)	(4.29)	28.07
November 1, 2017 (j) through June 30, 2018	32.99	0.09	1.79	1.88	(0.12)	(4.12)	(4.24)	30.63

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018
Net expenses (excluding dividend and interest expense for securities sold short)
Class A	1.10%	1.10%	1.10%	1.09%	1.15%
Class C	1.60%	1.59%	1.60%	1.60%	1.65%
Class I	0.85%	0.85%	0.85%	0.85%	0.90%
Class R2	1.45%	1.45%	1.45%	1.45%	1.47%
Class R5	0.80%	0.80%	0.80%	0.80%	0.79%
Class R6	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses without waivers and reimbursements (excluding dividend and interest expense for securities sold short)
Class A	1.25%	1.25%	1.26%	1.34%	1.40%
Class C	1.76%	1.74%	1.76%	1.85%	1.90%
Class I	1.00%	0.99%	1.01%	1.09%	1.15%
Class R2	1.51%	1.50%	1.52%	1.63%	1.67%
Class R5	0.85%	0.84%	0.85%	0.94%	1.00%
Class R6	0.75%	0.74%	0.75%	0.85%	0.90%

(g)	Interest expense on securities sold short is 0.62%.
(h)	Interest expense on securities sold short is 0.16%.
(i)	Amount rounds to less than $0.005.
(j)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

174	J.P. Morgan Large Cap Funds	June 30, 2022

Ratios/Supplemental data
		Ratios to average net assets(a)
Total return (excludes sales charge) (c)(d)	Net assets, end of period (000's)	Net expenses (including dividend and interest expense for securities sold short)(e)(f)	Net investment income (loss)	Expenses without waivers and reimbursements (including dividend and interest expense for securities sold short)(f)	Portfolio turnover rate (excluding securities sold short)(c)	Portfolio turnover rate (including securities sold short)(c)

(12.58)%	$365,912	1.45(g) %	0.07%	1.50%	59%	91%
42.86	536,661	1.54(h)	0.01	1.58	57	96
12.10	491,414	1.52	0.58	1.57	85	134
7.30	787,497	1.52	0.59	1.67	98	148
6.10	1,795,125	1.54	0.44	1.74	110	161
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	175

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Research Enhanced Equity Fund
Class A
Year Ended June 30, 2022	$36.46	$0.27	$(3.20)	$(2.93)	$(0.25)	$(4.40)	$(4.65)
Year Ended June 30, 2021	26.55	0.27	10.81	11.08	(0.34)	(0.83)	(1.17)
Year Ended June 30, 2020	27.38	0.38	1.80	2.18	(0.31)	(2.70)	(3.01)
Year Ended June 30, 2019	28.37	0.34	1.96	2.30	(0.36)	(2.93)	(3.29)
Year Ended June 30, 2018	25.40	0.31	2.96	3.27	(0.30)	—	(0.30)
Class I
Year Ended June 30, 2022	36.89	0.36	(3.26)	(2.90)	(0.33)	(4.40)	(4.73)
Year Ended June 30, 2021	26.85	0.35	10.94	11.29	(0.42)	(0.83)	(1.25)
Year Ended June 30, 2020	27.65	0.45	1.83	2.28	(0.38)	(2.70)	(3.08)
Year Ended June 30, 2019	28.61	0.41	1.98	2.39	(0.42)	(2.93)	(3.35)
Year Ended June 30, 2018	25.62	0.39	2.98	3.37	(0.38)	—	(0.38)
Class R6
Year Ended June 30, 2022	36.84	0.40	(3.26)	(2.86)	(0.37)	(4.40)	(4.77)
Year Ended June 30, 2021	26.81	0.38	10.93	11.31	(0.45)	(0.83)	(1.28)
Year Ended June 30, 2020	27.62	0.48	1.81	2.29	(0.40)	(2.70)	(3.10)
Year Ended June 30, 2019	28.57	0.44	1.98	2.42	(0.44)	(2.93)	(3.37)
Year Ended June 30, 2018	25.59	0.41	2.97	3.38	(0.40)	—	(0.40)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

176	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers	Portfolio turnover rate

$28.88	(10.33)%	$145,624	0.60%	0.77%	0.84%	30%
36.46	42.55	180,296	0.60	0.85	0.84	35
26.55	9.08	183,005	0.60	1.45	0.85	59
27.38	9.39	207,809	0.60	1.24	0.85	42
28.37	12.92	278,766	0.60	1.13	0.85	45

29.26	(10.13)	611,102	0.35	1.02	0.59	30
36.89	42.92	686,545	0.35	1.09	0.58	35
26.85	9.38	204,193	0.35	1.70	0.59	59
27.65	9.65	232,077	0.35	1.50	0.59	42
28.61	13.19	268,898	0.35	1.39	0.60	45

29.21	(10.05)	5,994,312	0.25	1.15	0.34	30
36.84	43.09	4,185,201	0.25	1.19	0.33	35
26.81	9.47	3,585,672	0.25	1.79	0.34	59
27.62	9.78	4,953,109	0.25	1.60	0.34	42
28.57	13.28	5,712,617	0.25	1.50	0.34	45
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	177

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Sustainable Leaders Fund
Class A
Year Ended June 30, 2022	$59.20	$0.39	$(8.35)	$(7.96)	$(0.23)	$(2.21)	$(2.44)
Year Ended June 30, 2021	42.76	0.42	16.81	17.23	(0.30)	(0.49)	(0.79)
Year Ended June 30, 2020	41.85	0.47	3.52	3.99	(0.43)	(2.65)	(3.08)
Year Ended June 30, 2019	41.28	0.50	3.21	3.71	(0.41)	(2.73)	(3.14)
Year Ended June 30, 2018	39.35	0.58	4.05	4.63	(0.48)	(2.22)	(2.70)
Class C
Year Ended June 30, 2022	57.87	0.09	(8.14)	(8.05)	—	(2.21)	(2.21)
Year Ended June 30, 2021	41.80	0.16	16.43	16.59	(0.03)	(0.49)	(0.52)
Year Ended June 30, 2020	40.98	0.25	3.44	3.69	(0.22)	(2.65)	(2.87)
Year Ended June 30, 2019	40.44	0.29	3.16	3.45	(0.18)	(2.73)	(2.91)
Year Ended June 30, 2018	38.51	0.41	3.92	4.33	(0.18)	(2.22)	(2.40)
Class I
Year Ended June 30, 2022	59.71	0.54	(8.43)	(7.89)	(0.34)	(2.21)	(2.55)
Year Ended June 30, 2021	43.11	0.55	16.95	17.50	(0.41)	(0.49)	(0.90)
Year Ended June 30, 2020	42.15	0.57	3.56	4.13	(0.52)	(2.65)	(3.17)
Year Ended June 30, 2019	41.56	0.60	3.23	3.83	(0.51)	(2.73)	(3.24)
Year Ended June 30, 2018	39.59	0.66	4.10	4.76	(0.57)	(2.22)	(2.79)
Class R6
Year Ended June 30, 2022	59.69	0.57	(8.42)	(7.85)	(0.36)	(2.21)	(2.57)
September 30, 2020 (f) through June 30, 2021	46.79	0.43	13.40	13.83	(0.44)	(0.49)	(0.93)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

178	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$48.80	(14.36)%	$37,387	0.64%	0.67%	1.03%	39%
59.20	40.64	24,169	0.64	0.80	1.23	44
42.76	9.57	11,178	0.82	1.12	1.53	99
41.85	9.90	10,828	0.83	1.22	1.73	97
41.28	11.88	9,497	0.90	1.41	1.92	38

47.61	(14.77)	4,668	1.14	0.16	1.55	39
57.87	39.94	3,794	1.13	0.32	1.72	44
41.80	9.03	2,735	1.32	0.62	2.07	99
40.98	9.34	2,949	1.33	0.73	2.22	97
40.44	11.35	3,277	1.42	1.01	2.45	38

49.27	(14.15)	98,142	0.39	0.92	0.77	39
59.71	40.99	62,431	0.39	1.06	0.96	44
43.11	9.86	26,787	0.57	1.37	1.25	99
42.15	10.18	16,908	0.58	1.46	1.45	97
41.56	12.16	9,172	0.64	1.59	1.63	38

49.27	(14.09)	45,209	0.34	0.97	0.52	39
59.69	29.93	25,156	0.34	1.05	0.70	44
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	179

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Value Fund
Class A
Year Ended June 30, 2022	$64.61	$0.74	$(3.22)	$(2.48)	$(0.71)	$(1.21)	$(1.92)
Year Ended June 30, 2021	45.62	0.64	19.59	20.23	(0.60)	(0.64)	(1.24)
Year Ended June 30, 2020	49.84	0.79	(3.18)	(2.39)	(0.76)	(1.07)	(1.83)
Year Ended June 30, 2019	49.77	0.85	2.21	3.06	(0.85)	(2.14)	(2.99)
Year Ended June 30, 2018	46.85	0.64	4.98	5.62	(0.62)	(2.08)	(2.70)
Class C
Year Ended June 30, 2022	57.32	0.38	(2.84)	(2.46)	(0.49)	(1.21)	(1.70)
Year Ended June 30, 2021	40.63	0.32	17.40	17.72	(0.39)	(0.64)	(1.03)
Year Ended June 30, 2020	44.59	0.48	(2.81)	(2.33)	(0.56)	(1.07)	(1.63)
Year Ended June 30, 2019	44.91	0.53	1.98	2.51	(0.69)	(2.14)	(2.83)
Year Ended June 30, 2018	42.54	0.35	4.51	4.86	(0.41)	(2.08)	(2.49)
Class I
Year Ended June 30, 2022	68.55	0.97	(3.43)	(2.46)	(0.86)	(1.21)	(2.07)
Year Ended June 30, 2021	48.34	0.83	20.76	21.59	(0.74)	(0.64)	(1.38)
Year Ended June 30, 2020	52.69	0.96	(3.36)	(2.40)	(0.88)	(1.07)	(1.95)
Year Ended June 30, 2019	52.41	1.00	2.36	3.36	(0.94)	(2.14)	(3.08)
Year Ended June 30, 2018	49.21	0.81	5.21	6.02	(0.74)	(2.08)	(2.82)
Class R2
Year Ended June 30, 2022	64.73	0.59	(3.24)	(2.65)	(0.57)	(1.21)	(1.78)
Year Ended June 30, 2021	45.72	0.50	19.63	20.13	(0.48)	(0.64)	(1.12)
Year Ended June 30, 2020	50.01	0.69	(3.19)	(2.50)	(0.72)	(1.07)	(1.79)
Year Ended June 30, 2019	49.98	0.63	2.31	2.94	(0.77)	(2.14)	(2.91)
Year Ended June 30, 2018	47.06	0.53	4.99	5.52	(0.52)	(2.08)	(2.60)
Class R3
Year Ended June 30, 2022	68.41	0.80	(3.44)	(2.64)	(0.73)	(1.21)	(1.94)
Year Ended June 30, 2021	48.25	0.68	20.73	21.41	(0.61)	(0.64)	(1.25)
Year Ended June 30, 2020	52.66	0.75	(3.29)	(2.54)	(0.80)	(1.07)	(1.87)
Year Ended June 30, 2019	52.41	0.89	2.33	3.22	(0.83)	(2.14)	(2.97)
July 31, 2017 (f) through June 30, 2018	49.99	0.68	4.46	5.14	(0.64)	(2.08)	(2.72)
Class R4
Year Ended June 30, 2022	68.60	0.94	(3.41)	(2.47)	(0.88)	(1.21)	(2.09)
Year Ended June 30, 2021	48.31	0.79	20.81	21.60	(0.67)	(0.64)	(1.31)
Year Ended June 30, 2020	52.69	1.04	(3.46)	(2.42)	(0.89)	(1.07)	(1.96)
Year Ended June 30, 2019	52.41	1.02	2.34	3.36	(0.94)	(2.14)	(3.08)
July 31, 2017 (f) through June 30, 2018	49.99	0.79	4.46	5.25	(0.75)	(2.08)	(2.83)
Class R5
Year Ended June 30, 2022	69.09	1.12	(3.51)	(2.39)	(0.97)	(1.21)	(2.18)
Year Ended June 30, 2021	48.69	0.93	20.93	21.86	(0.82)	(0.64)	(1.46)
Year Ended June 30, 2020	53.06	1.04	(3.39)	(2.35)	(0.95)	(1.07)	(2.02)
Year Ended June 30, 2019	52.74	1.09	2.38	3.47	(1.01)	(2.14)	(3.15)
Year Ended June 30, 2018	49.50	0.91	5.23	6.14	(0.82)	(2.08)	(2.90)
SEE NOTES TO FINANCIAL STATEMENTS.

180	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$60.21	(4.04)%	$723,238	0.94%	1.13%	1.03%	22%
64.61	44.88	522,230	0.93	1.17	1.03	14
45.62	(5.11)	497,399	0.94	1.61	1.06	22
49.84	6.68	490,597	0.93	1.73	1.06	26
49.77	12.04	476,090	0.97	1.29	1.08	32

53.16	(4.52)	71,714	1.44	0.66	1.52	22
57.32	44.13	37,539	1.43	0.66	1.51	14
40.63	(5.57)	26,487	1.44	1.11	1.53	22
44.59	6.15	26,032	1.43	1.21	1.54	26
44.91	11.45	23,034	1.47	0.77	1.55	32

64.02	(3.80)	1,440,632	0.69	1.40	0.76	22
68.55	45.22	868,339	0.69	1.35	0.75	14
48.34	(4.85)	135,234	0.69	1.88	0.78	22
52.69	6.94	94,500	0.68	1.93	0.79	26
52.41	12.29	77,737	0.72	1.55	0.79	32

60.30	(4.29)	3,563	1.19	0.89	1.26	22
64.73	44.51	2,005	1.18	0.90	1.25	14
45.72	(5.34)	1,126	1.19	1.46	1.98	22
50.01	6.41	108	1.18	1.30	2.77	26
49.98	11.76	41	1.21	1.06	1.49	32

63.83	(4.06)	8,698	0.94	1.14	1.01	22
68.41	44.89	1,402	0.94	1.15	1.01	14
48.25	(5.10)	398	0.94	1.50	1.03	22
52.66	6.66	24	0.93	1.73	1.84	26
52.41	10.33	22	0.94	1.42	1.12	32

64.04	(3.81)	253	0.69	1.34	0.78	22
68.60	45.26	106	0.68	1.46	0.76	14
48.31	(4.88)	1,159	0.69	2.15	0.77	22
52.69	6.94	24	0.68	1.98	1.60	26
52.41	10.56	22	0.71	1.64	0.87	32

64.52	(3.67)	4,409	0.54	1.60	0.61	22
69.09	45.47	178	0.54	1.56	0.61	14
48.69	(4.72)	83	0.54	2.02	5.20	22
53.06	7.10	74	0.53	2.10	1.01	26
52.74	12.48	43	0.55	1.72	0.80	32
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	181

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Value Fund (continued)
Class R6
Year Ended June 30, 2022	$69.10	$1.16	$(3.47)	$(2.31)	$(1.03)	$(1.21)	$(2.24)
Year Ended June 30, 2021	48.70	1.02	20.89	21.91	(0.87)	(0.64)	(1.51)
Year Ended June 30, 2020	53.08	1.11	(3.42)	(2.31)	(1.00)	(1.07)	(2.07)
Year Ended June 30, 2019	52.75	1.16	2.36	3.52	(1.05)	(2.14)	(3.19)
Year Ended June 30, 2018	49.50	1.04	5.16	6.20	(0.87)	(2.08)	(2.95)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

182	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$64.55	(3.56)%	$561,821	0.44%	1.66%	0.51%	22%
69.10	45.60	275,186	0.44	1.74	0.50	14
48.70	(4.64)	64,968	0.44	2.14	0.53	22
53.08	7.21	41,144	0.43	2.22	0.53	26
52.75	12.59	33,774	0.44	1.95	0.52	32
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	183

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004 for JPM I and JPM II and November 11, 2015 for JPM IV, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.
The following are 16 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Trust	Diversification Classification
JPMorgan Equity Focus Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan Equity Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Equity Index Fund	Class A, Class C, Class I and Class R6	JPM II	Diversified
JPMorgan Equity Premium Income Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Hedged Equity Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM I	Diversified
JPMorgan Hedged Equity 2 Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Hedged Equity 3 Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Large Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Large Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)(1)	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Equity Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. GARP Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Large Cap Core Plus Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Research Enhanced Equity Fund	Class A, Class I, Class L and Class R6	JPM I	Diversified
JPMorgan U.S. Sustainable Leaders Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan U.S. Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified

(1)	Effective July 1, 2021, JPMorgan Intrepid Value Fund changed its name to JPMorgan U.S. Applied Data Science Value Fund.
The investment objective of JPMorgan Equity Focus Fund (“Equity Focus Fund”) and JPMorgan Large Cap Growth Fund (“Large Cap Growth Fund”) is to seek long-term capital appreciation.
The investment objective of JPMorgan Equity Income Fund (“Equity Income Fund”) is to seek capital appreciation and current income.
The investment objective of JPMorgan Equity Index Fund ("Equity Index Fund") is to seek investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor's 500 Composite Stock Price Index.
The investment objective of JPMorgan Equity Premium Income Fund (“Equity Premium Income Fund”) is to seek current income while maintaining prospects for capital appreciation.
The investment objective of JPMorgan Hedged Equity Fund (“Hedged Equity Fund”), JPMorgan Hedged Equity 2 Fund (“Hedged Equity 2 Fund”) and JPMorgan Hedged Equity 3 Fund (“Hedged Equity 3 Fund”) is to seek to provide capital appreciation.
The investment objective of JPMorgan Large Cap Value Fund (“Large Cap Value Fund”) is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.
The investment objective of JPMorgan U.S. Applied Data Science Value Fund (“U.S. Applied Data Science Value Fund”) and JPMorgan U.S. Sustainable Leaders Fund (“U.S. Sustainable Leaders Fund”) is to seek to provide long-term capital appreciation.
The investment objective of JPMorgan U.S. Equity Fund (“U.S. Equity Fund”) is to seek to provide high total return from a portfolio of selected equity securities.
The investment objective of JPMorgan U.S. GARP Equity Fund (“U.S. GARP Equity Fund”) is to seek to provide long-term capital growth.

184	J.P. Morgan Large Cap Funds	June 30, 2022

The investment objective of JPMorgan U.S. Large Cap Core Plus Fund (“U.S. Large Cap Core Plus Fund”) is to seek to provide a high total return from a portfolio of selected equity securities.
The investment objective of JPMorgan U.S. Research Enhanced Equity Fund (“U.S. Research Enhanced Equity Fund”) is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.
The investment objective of JPMorgan U.S. Value Fund (“U.S. Value Fund”) is to seek to provide capital growth over the long-term and to earn income from dividends.
Class L Shares of U.S. Equity Fund and Class A Shares of U.S. Research Enhanced Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Funds unless they meet certain requirements as described in the Funds’ prospectus.
All share classes of Hedged Equity Fund are publicly offered on a limited basis. JPMorgan Equity Income Fund is offered on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the "Boards"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.
The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds' investments. The Administrator implements the valuation policies of the Funds' investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.
Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts and options are generally valued on the basis of available market quotations.

June 30, 2022	J.P. Morgan Large Cap Funds	185

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Equity Focus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$184,597	$—	$—	$184,597

(a)	Please refer to the SOI for specifics of portfolio holdings.

Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$45,922,289	$—	$—	$45,922,289

(a)	Please refer to the SOI for specifics of portfolio holdings.

Equity Index Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,253,457	$—	$—	$7,253,457
Depreciation in Other Financial Instruments
Futures Contracts (a)	$(461)	$—	$—	$(461)

(a)	Please refer to the SOI for specifics of portfolio holdings.

Equity Premium Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$2,978,011	$—	$—	$2,978,011
Equity-Linked Notes	—	528,367	—	528,367
Short-Term Investments
Investment Companies	80,017	—	—	80,017
Total Investments in Securities	$3,058,028	$528,367	$—	$3,586,395
Appreciation in Other Financial Instruments
Futures Contracts	$144	$—	$—	$144

186	J.P. Morgan Large Cap Funds	June 30, 2022

Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$16,599,106	$—	$—	$16,599,106
Appreciation in Other Financial Instruments
Futures Contracts	$3,514	$—	$—	$3,514
Depreciation in Other Financial Instruments
Options Written
Call Options Written	(382,976)	—	—	(382,976)
Put Options Written	(118,592)	—	—	(118,592)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(498,054)	$—	$—	$(498,054)

(a)	Please refer to the SOI for specifics of portfolio holdings.

Hedged Equity 2 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,749,376	$—	$—	$5,749,376
Depreciation in Other Financial Instruments
Futures Contracts (a)	$(100)	$—	$—	$(100)
Options Written (a)
Call Options Written	(1,557)	—	—	(1,557)
Put Options Written	(15,142)	—	—	(15,142)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(16,799)	$—	$—	$(16,799)

(a)	Please refer to the SOI for specifics of portfolio holdings.

Hedged Equity 3 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,843,175	$—	$—	$2,843,175
Depreciation in Other Financial Instruments
Futures Contracts (a)	$(303)	$—	$—	$(303)
Options Written (a)
Call Options Written	(5,192)	—	—	(5,192)
Put Options Written	(26,172)	—	—	(26,172)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(31,667)	$—	$—	$(31,667)

(a)	Please refer to the SOI for specifics of portfolio holdings.

June 30, 2022	J.P. Morgan Large Cap Funds	187

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$31,336,829	$—	$—	$31,336,829

(a)	Please refer to the SOI for specifics of portfolio holdings.

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,196,523	$—	$—	$3,196,523

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Applied Data Science Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$196,301	$—	$—	$196,301
Appreciation in Other Financial Instruments
Futures Contracts (a)	$104	$—	$—	$104

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$18,566,512	$—	$—	$18,566,512
Appreciation in Other Financial Instruments
Futures Contracts (a)	$5,370	$—	$—	$5,370

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. GARP Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$974,935	$—	$—	$974,935
Depreciation in Other Financial Instruments
Futures Contracts (a)	$(1,059)	$—	$—	$(1,059)

(a)	Please refer to the SOI for specifics of portfolio holdings.

188	J.P. Morgan Large Cap Funds	June 30, 2022

U.S. Large Cap Core Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,004,783	$—	$—	$2,004,783
Total Liabilities in Securities Sold Short (a)	$(370,095)	$—	$—	$(370,095)

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Research Enhanced Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$6,716,110	$—	$—	$6,716,110
Depreciation in Other Financial Instruments
Futures Contracts (a)	$(2,838)	$—	$—	$(2,838)

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Sustainable Leaders Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$182,810	$—	$—	$182,810
Depreciation in Other Financial Instruments
Futures Contracts	$(62)	$—	$—	$(62)

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,803,282	$—	$—	$2,803,282

(a)	Please refer to the SOI for specifics of portfolio holdings.
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of June 30, 2022, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

June 30, 2022	J.P. Morgan Large Cap Funds	189

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund, the Class IM Shares of the JPMorgan Prime Money Market Fund, and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of June 30, 2022.
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Equity Index Fund	$5,442	$(5,442)	$—
Large Cap Growth Fund	5,817	(5,817)	—
U.S. GARP Equity Fund	587	(587)	—
U.S. Sustainable Leaders Fund	182	(182)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

190	J.P. Morgan Large Cap Funds	June 30, 2022

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the year ended June 30, 2022, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
Equity Income Fund	$—(a)
Equity Index Fund	6
Equity Premium Income Fund	1
Large Cap Growth Fund	15
Large Cap Value Fund	2
U.S. Applied Data Science Value Fund	—(a)
U.S. Equity Fund	4
U.S. GARP Equity Fund	1
U.S. Sustainable Leaders Fund	—(a)
U.S. Value Fund	—(a)

(a)	Amount rounds to less than one thousand.
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
Equity Focus Fund, Equity Income Fund, Equity Premium Income Fund, Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, Large Cap Value Fund, U.S. Applied Data Science Value Fund, U.S. Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund and U.S. Value Fund did not have any securities out on loan at June 30, 2022. Equity Focus Fund, Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, U.S. Large Cap Core Plus Fund and U.S. Research Enhanced Equity Fund did not lend out any securities during the year ended June 30, 2022.
D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds and ETFs, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ and ETFs' distributions may be reinvested into such Underlying Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Equity Focus Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$3,582	$70,550	$62,792	$—	$1	$11,341	11,339	$18	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.

June 30, 2022	J.P. Morgan Large Cap Funds	191

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
Equity Income Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$1,108,433	$6,320,812	$6,761,327	$(292)	$(113)	$667,513	667,379	$2,188	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38%	—	48,517	48,517	—	—	—	—	—(c) *	—
Total	$1,108,433	$6,369,329	$6,809,844	$(292)	$(113)	$667,513		$2,188	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Equity Index Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Chase & Co. (a)	$85,747	$25,635	$10,157	$(840)	$(25,723)	$74,662	663	$2,345	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (b) (c)	25,407	536,000	557,000	(6)*	2	4,403	4,405	66*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c)	4,179	556,543	559,125	—	—	1,597	1,597	33*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.31% (b) (c)	26,043	2,668,846	2,649,292	—	—	45,597	45,597	60	—
Total	$141,376	$3,787,024	$3,775,574	$(846)	$(25,721)	$126,259		$2,504	$—

(a)	Investment in affiliate. This security is included in an index in which the Fund, as an index fund, tracks.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Equity Premium Income Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$43,928	$3,889,048	$3,852,962	$1	$2	$80,017	80,001	$160	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38%	—	12,195	12,195	—	—	—	—	—(c)	—
Total	$43,928	$3,901,243	$3,865,157	$1	$2	$80,017		$160	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.

192	J.P. Morgan Large Cap Funds	June 30, 2022

(b)	The rate shown is the current yield as of June 30, 2022.
(c)	Amount rounds to less than one thousand.

Hedged Equity Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.31% (a) (b)	$312,969	$3,762,695	$4,075,664	$—	$—	$—	—	$213	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.

Hedged Equity 2 Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	$82,933	$4,627,971	$4,498,892	$—	$—	$212,012	212,012	$202	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.

Hedged Equity 3 Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	$17,690	$2,181,103	$2,138,076	$—	$—	$60,717	60,717	$103	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.

Large Cap Growth Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$1,501,233	$14,831,932	$14,455,686	$(377)	$(213)	$1,876,889	1,876,514	$5,759	$—

June 30, 2022	J.P. Morgan Large Cap Funds	193

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
Large Cap Growth Fund (continued)
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (a) (b)	$314,119	$1,128,800	$1,439,000	$(48)*	$17	$3,888	3,890	$104*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	113,675	1,072,987	1,184,111	—	—	2,551	2,552	20*	—
Total	$1,929,027	$17,033,719	$17,078,797	$(425)	$(196)	$1,883,328		$5,883	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Large Cap Value Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$57,325	$2,812,765	$2,739,615	$(8)	$7	$130,474	130,449	$302	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (a) (b)	7,897	283,000	290,893	(5)*	1	—	—	15*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	23,462	96,315	119,777	—	—	—	—	2*	—
Total	$88,684	$3,192,080	$3,150,285	$(13)	$8	$130,474		$319	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Applied Data Science Value Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$9,182	$37,176	$43,391	$—	$—(c)	$2,967	2,966	$9	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
(c)	Amount rounds to less than one thousand.

194	J.P. Morgan Large Cap Funds	June 30, 2022

U.S. Equity Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$228,846	$5,788,266	$5,422,728	$(137)	$29	$594,276	594,157	$1,142	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (a) (b)	26,995	617,999	644,947	(50)*	3	—	—	18*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	3,506	642,759	646,256	—	—	9	9	2*	—
Total	$259,347	$7,049,024	$6,713,931	$(187)	$32	$594,285		$1,162	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. GARP Equity Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$31,110	$218,618	$211,239	$(5)	$(1)	$38,483	38,475	$71	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (a) (b)	1,994	23,000	24,994	—*(c)	—(c)	—	—	—*(c)	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	915	40,155	40,432	—	—	638	638	6*	—
Total	$34,019	$281,773	$276,665	$(5)	$(1)	$39,121		$77	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Large Cap Core Plus Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$11,580	$573,393	$578,292	$(2)	$—(c)	$6,679	6,678	$48	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
(c)	Amount rounds to less than one thousand.

June 30, 2022	J.P. Morgan Large Cap Funds	195

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
U.S. Research Enhanced Equity Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$66,914	$5,058,203	$5,007,077	$(46)	$—(c)	$117,994	117,970	$271	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
(c)	Amount rounds to less than one thousand.

U.S. Sustainable Leaders Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$4,580	$115,984	$118,029	$(1)	$(1)	$2,533	2,533	$8	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	—	7,501	7,303	—	—	198	198	1*	—
Total	$4,580	$123,485	$125,332	$(1)	$(1)	$2,731		$9	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Value Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$38,028	$1,577,329	$1,538,932	$(21)	$7	$76,411	76,396	$193	$—

(a)	Investment in an affiliated fund, which is is managed by JP Morgan Chase Bank, N.A.
(b)	The rate shown is the current yield as of June 30, 2022.
E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations.

196	J.P. Morgan Large Cap Funds	June 30, 2022

Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.
F. Options — Hedged Equity Fund, Hedged Equity 2 Fund and Hedged Equity 3 Fund purchased and sold (“wrote”) put and call options on various instruments including options on indices to manage and hedge interest rate risks within their portfolios and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.
Options Purchased— Premiums paid by the Funds for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Funds will lose the entire premium they paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.
Options Written— Premiums received by the Funds for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Funds record a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Funds is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.
The Funds pledge collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOIs.
Written uncovered call options subject the Funds to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Funds to risk of loss if the value of the security declines below the exercise price minus the put premium.
The Funds are not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.
The Funds’ exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
G. Futures Contracts — Equity Index Fund, Equity Premium Income Fund, Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, U.S. Applied Data Science Value Fund, U.S. Equity Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund and U.S. Sustainable Leaders Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

June 30, 2022	J.P. Morgan Large Cap Funds	197

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
H. Summary of Derivatives Information
Derivatives Volume
The table below discloses the volume of the Funds’ options and futures contracts activity during the year ended June 30, 2022. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:
	Equity Index Fund	Equity Premium Income Fund
Futures Contracts:
Average Notional Balance Long	$44,441	$22,304
Average Notional Balance Short	—	(10,778)
Ending Notional Balance Long	54,473	25,813

	Hedged Equity Fund	Hedged Equity 2 Fund	Hedged Equity 3 Fund
Futures Contracts:
Average Notional Balance Long	$288,718	$58,373	$29,016
Ending Notional Balance Long	478,296	71,365	63,203
Exchange-Traded Options:
Average Number of Contracts Purchased	42,291	8,447	4,480
Average Number of Contracts Written	(84,582)	(16,893)	(8,959)
Ending Number of Contracts Purchased	43,520	14,152	7,112
Ending Number of Contracts Written	(87,040)	(28,304)	(14,224)

	U.S. Applied Data Science Value Fund	U.S. Equity Fund	U.S. GARP Equity Fund
Futures Contracts:
Average Notional Balance Long	$4,570	$234,937	$25,261
Ending Notional Balance Long	3,227	251,485	37,960

	U.S. Large Cap Core Plus Fund	U.S. Research Enhanced Equity Fund	U.S. Sustainable Leaders Fund
Futures Contracts:
Average Notional Balance Long	$1,459	$72,874	$2,642
Ending Notional Balance Long	—	142,730	4,647
The Funds' derivatives contracts held at June 30, 2022 are not accounted for as hedging instruments under GAAP.
I. Equity-Linked Notes — Equity Premium Income Fund invested in Equity-Linked Notes (“ELNs”). These are hybrid instruments which combine both debt and equity characteristics into a single note form. ELNs' values are linked to the performance of an underlying index. ELNs are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. ELNs are valued daily, under procedures adopted by the Board IV, based on values provided by an approved pricing source. These notes have a coupon which is accrued and recorded as interest income on the Statements of Operations. Changes in the market value of ELNs are recorded as Change in net unrealized appreciation or depreciation on the Statements of Operations. The Fund realizes a gain or loss when an ELN is sold or matures, which is recorded as Net realized gain (loss) on transactions from investments in non-affiliates on the Statements of Operations.
As of June 30, 2022, Equity Premium Income Fund had outstanding ELNs as listed on the SOIs.
J. Short Sales — U.S. Large Cap Core Plus Fund engaged in short sales as part of their normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.
The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities

198	J.P. Morgan Large Cap Funds	June 30, 2022

sold short, while cash collateral deposited at the Fund's custodian for the benefit of the broker is recorded as Restricted cash for securities sold short on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.
The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short. The Fund is obligated to pay the broker interest accrued on short positions while the position is outstanding. Interest expense on short positions is reported as Interest expense to non-affiliates on securities sold short on the Statements of Operations. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.
The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.
As of June 30, 2022, U.S. Large Cap Core Plus Fund had outstanding short sales as listed on their SOIs.
K. Offering and Organization Costs — Total offering costs of $104 and $104 incurred/paid in connection with the offering of shares of Hedged Equity 2 Fund and Hedged Equity 3 Fund, respectively, are amortized on a straight line basis over 12 months from the date the Funds commenced operations. Costs paid in connection with the organization of the Funds, if any, are/were recorded as an expense at the time the Funds commenced operations. For the year ended ended June 30, 2022, total offering costs amortized were $104 and $104 for the Funds, respectively.
L. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.
Dividend income  and dividend expense on securities sold short, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
M. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2022 are as follows:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Equity Focus Fund
Transfer agency fees	$1	$—(a)	$2	n/a	n/a	n/a	n/a	n/a	$1	$4
Equity Income Fund
Transfer agency fees	32	48	349	n/a	$12	$7	$5	$29	327	809
Equity Index Fund
Transfer agency fees	145	5	39	n/a	n/a	n/a	n/a	n/a	42	231
Equity Premium Income Fund
Transfer agency fees	10	7	47	n/a	n/a	n/a	n/a	—(a)	1	65
Hedged Equity Fund
Transfer agency fees	25	13	174	n/a	n/a	n/a	n/a	—(a)	33	245

June 30, 2022	J.P. Morgan Large Cap Funds	199

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Hedged Equity 2 Fund
Transfer agency fees	$4	$4	$26	n/a	n/a	n/a	n/a	$—(a)	$4	$38
Hedged Equity 3 Fund
Transfer agency fees	1	1	15	n/a	n/a	n/a	n/a	—(a)	2	19
Large Cap Growth Fund
Transfer agency fees	315	22	122	n/a	$10	$5	$3	13	214	704
Large Cap Value Fund
Transfer agency fees	32	3	260	n/a	2	—(a)	—(a)	2	22	321
U.S. Applied Data Science Value Fund
Transfer agency fees	1	1	4	n/a	4	n/a	n/a	—(a)	1	11
U.S. Equity Fund
Transfer agency fees	87	13	72	$39	7	4	1	10	126	359
U.S. GARP Equity Fund
Transfer agency fees	11	2	4	n/a	23	n/a	n/a	1	6	47
U.S. Large Cap Core Plus Fund
Transfer agency fees	7	3	42	n/a	1	n/a	n/a	—(a)	5	58
U.S. Research Enhanced Equity Fund
Transfer agency fees	11	n/a	12	n/a	n/a	n/a	n/a	n/a	39	62
U.S. Sustainable Leaders Fund
Transfer agency fees	3	1	3	n/a	n/a	n/a	n/a	n/a	1	8
U.S. Value Fund
Transfer agency fees	115	4	15	n/a	—(a)	—(a)	—(a)	—(a)	7	141

(a)	Amount rounds to less than one thousand.
Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of June 30, 2022, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

200	J.P. Morgan Large Cap Funds	June 30, 2022

N. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly, except for Equity Focus Fund, Large Cap Growth Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Sustainable Leaders Fund, for which distributions are generally declared and paid at least annually, Equity Income Fund, for which distributions are generally declared and paid at least monthly, and Equity Premium Income Fund, for which distributions are generally declared daily and paid at least monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Equity Focus Fund	$—	$(1)	$1
Equity Income Fund	—	152	(152)
Equity Index Fund	—	(574)	574
Equity Premium Income Fund	—	(28)	28
Hedged Equity Fund	—	(1,777)	1,777
Hedged Equity 2 Fund	—	(92)	92
Hedged Equity 3 Fund	—	(45)	45
Large Cap Growth Fund	—	(1,745)	1,745
Large Cap Value Fund	—	21	(21)
U.S. Applied Data Science Value Fund	5,045	(47)	(4,998)
U.S. Equity Fund	(72)	(387)	459
U.S. GARP Equity Fund	—	(6)	6
U.S. Large Cap Core Plus Fund	78,182	4,775	(82,957)
U.S. Research Enhanced Equity Fund	—	(522)	522
U.S. Sustainable Leaders Fund	—	(11)	11
U.S. Value Fund	—	(114)	114
The reclassifications for the Funds relate primarily to tax reclassifications on certain investments, tax equalization, redesignation of dividends and net operating losses.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund's respective average daily net assets. The annual rate for each Fund is as follows:

Equity Focus Fund	0.50%
Equity Income Fund	0.40
Equity Index Fund	0.04
Equity Premium Income Fund	0.25
Hedged Equity Fund	0.25
Hedged Equity 2 Fund	0.25
Hedged Equity 3 Fund	0.25
Large Cap Growth Fund	0.45
Large Cap Value Fund	0.40
U.S. Applied Data Science Value Fund	0.30
U.S. Equity Fund	0.40
U.S. GARP Equity Fund	0.30

June 30, 2022	J.P. Morgan Large Cap Funds	201

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)

U.S. Large Cap Core Plus Fund	0.65%
U.S. Research Enhanced Equity Fund	0.25
U.S. Sustainable Leaders Fund	0.30
U.S. Value Fund	0.40
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund's respective average daily net assets, plus 0.050% of each Fund's respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund's respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund's respective average daily net assets in excess of $25 billion. For the year ended June 30, 2022, the effective rate for Equity Focus Fund, Equity Income Fund, Equity Index Fund, Equity Premium Income Fund, Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, Large Cap Growth Fund, Large Cap Value Fund, U.S. Applied Data Science Value Fund, U.S. Equity Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund, U.S. Sustainable Leaders Fund and U.S. Value Fund was 0.075%, 0.03%, 0.075%, 0.075%, 0.06%, 0.075%, 0.075%, 0.04%, 0.075%, 0.075%, 0.06%, 0.075%, 0.075%, 0.075%, 0.075% and 0.075%, respectively, of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, Fund pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C	Class R2	Class R3
Equity Focus Fund	0.25%	0.75%	n/a	n/a
Equity Income Fund	0.25	0.75	0.50%	0.25%
Equity Index Fund	0.25	0.75	n/a	n/a
Equity Premium Income Fund	0.25	0.75	n/a	n/a
Hedged Equity Fund	0.25	0.75	n/a	n/a
Hedged Equity 2 Fund	0.25	0.75	n/a	n/a
Hedged Equity 3 Fund	0.25	0.75	n/a	n/a
Large Cap Growth Fund	0.25	0.75	0.50	0.25
Large Cap Value Fund	0.25	0.75	0.50	0.25
U.S. Applied Data Science Value Fund	0.25	0.75	0.50	n/a
U.S. Equity Fund	0.25	0.75	0.50	0.25
U.S. GARP Equity Fund	0.25	0.75	0.50	n/a
U.S. Large Cap Core Plus Fund	0.25	0.75	0.50	n/a
U.S. Research Enhanced Equity Fund	0.25	n/a	n/a	n/a
U.S. Sustainable Leaders Fund	0.25	0.75	n/a	n/a
U.S. Value Fund	0.25	0.75	0.50	0.25
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2022, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Equity Focus Fund	$8	$—
Equity Income Fund	330	2
Equity Index Fund	40	—
Equity Premium Income Fund	676	—(a)

202	J.P. Morgan Large Cap Funds	June 30, 2022

	Front-End Sales Charge	CDSC
Hedged Equity Fund	$38	$—(a)
Hedged Equity 2 Fund	192	—(a)
Hedged Equity 3 Fund	79	—
Large Cap Growth Fund	527	2
Large Cap Value Fund	58	—(a)
U.S. Applied Data Science Value Fund	1	—
U.S. Equity Fund	248	1
U.S. GARP Equity Fund	5	—
U.S. Large Cap Core Plus Fund	16	—(a)
U.S. Research Enhanced Equity Fund	—(a)	—
U.S. Sustainable Leaders Fund	13	—
U.S. Value Fund	178	—

(a)	Amount rounds to less than one thousand.
D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Equity Focus Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Equity Income Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Equity Index Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	n/a
Equity Premium Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Hedged Equity 2 Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Hedged Equity 3 Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Large Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Large Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
U.S. Applied Data Science Value Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Equity Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
U.S. GARP Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Large Cap Core Plus Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Research Enhanced Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	n/a	n/a
U.S. Sustainable Leaders Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	n/a
U.S. Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

June 30, 2022	J.P. Morgan Large Cap Funds	203

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Equity Focus Fund	1.10%	1.60%	0.85%	n/a	n/a	n/a	n/a	n/a	0.60%
Equity Index Fund	0.45	n/a	0.20	n/a	n/a	n/a	n/a	n/a	0.05
Equity Premium Income Fund	0.85	1.35	0.60	n/a	n/a	n/a	n/a	0.45%	0.35
Hedged Equity Fund	0.85	1.35	0.60	n/a	n/a	n/a	n/a	0.45	0.35
Hedged Equity 2 Fund	0.85	1.35	0.60	n/a	n/a	n/a	n/a	0.45	0.35
Hedged Equity 3 Fund	0.85	1.35	0.60	n/a	n/a	n/a	n/a	0.45	0.35
Large Cap Growth Fund	0.94	1.44	0.69	n/a	1.19%	0.94%	0.69%	0.54	0.44
Large Cap Value Fund	0.93	1.44	0.69	n/a	1.19	0.94	0.69	0.54	0.44
U.S. Applied Data Science Value Fund	0.73	1.23	0.49	n/a	1.09	n/a	n/a	0.44	0.34
U.S. Equity Fund	0.94	1.44	0.69	n/a	1.19	0.94	0.69	0.54	0.44
U.S. GARP Equity Fund	0.84	1.34	0.59	n/a	1.09	n/a	n/a	0.44	0.34
U.S. Large Cap Core Plus Fund	1.10	1.60	0.85	n/a	1.45	n/a	n/a	0.80	0.70
U.S. Research Enhanced Equity Fund	0.60	n/a	0.35	n/a	n/a	n/a	n/a	n/a	0.25
U.S. Sustainable Leaders Fund	0.64	1.14	0.39	n/a	n/a	n/a	n/a	n/a	0.34
U.S. Value Fund	0.94	1.44	0.69	n/a	1.19	0.94	0.69	0.54	0.44
The expense limitation agreements were in effect for the year ended June 30, 2022 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2022.
For the year ended June 30, 2022, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Equity Focus Fund	$78	$52	$3	$133	$—
Equity Income Fund	49	—	—	49	—
Equity Index Fund	2,883	3,367	2,200	8,450	42
Equity Premium Income Fund	294	197	43	534	—
Hedged Equity 2 Fund	433	288	34	755	74
Hedged Equity 3 Fund	334	222	17	573	72
Large Cap Growth Fund	14,417	9,579	307	24,303	15
Large Cap Value Fund	1,169	777	318	2,264	18
U.S. Applied Data Science Value Fund	176	117	204	497	1
U.S. Equity Fund	3,863	2,562	193	6,618	126
U.S. GARP Equity Fund	442	294	38	774	—
U.S. Large Cap Core Plus Fund	572	382	1,941	2,895	4
U.S. Research Enhanced Equity Fund	3,141	2,092	1,344	6,577	—
U.S. Sustainable Leaders Fund	194	118	289	601	1
U.S. Value Fund	885	591	130	1,606	6
For the year ended June 30, 2022, the Hedged Equity Fund's service providers did not have any waived fees or reimbursed expenses.
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/ or reimbursed expenses in future years.

204	J.P. Morgan Large Cap Funds	June 30, 2022

The amounts of these waivers resulting from investments in these money market funds for the year ended June 30, 2022 were as follows:

Equity Focus Fund	$5
Equity Income Fund	1,025
Equity Index Fund	41
Equity Premium Income Fund	46
Hedged Equity Fund	201
Hedged Equity 2 Fund	52
Hedged Equity 3 Fund	23
Large Cap Growth Fund	1,737
Large Cap Value Fund	74
U.S. Applied Data Science Value Fund	4
U.S. Equity Fund	290
U.S. GARP Equity Fund	23
U.S. Large Cap Core Plus Fund	23
U.S. Research Enhanced Equity Fund	77
U.S. Sustainable Leaders Fund	3
U.S. Value Fund	58
Effective January 1, 2022, JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the period January 1, 2022 through June 30, 2022 the amount of these waivers were as follows:

Equity Focus Fund	$1
Equity Income Fund	4
Equity Index Fund	1
Equity Premium Income Fund	1
Hedged Equity Fund	2
Hedged Equity 2 Fund	1
Hedged Equity 3 Fund	1
Large Cap Growth Fund	3
Large Cap Value Fund	1
U.S. Applied Data Science Value Fund	1
U.S. Equity Fund	2
U.S. GARP Equity Fund	1
U.S. Large Cap Core Plus Fund	1
U.S. Research Enhanced Equity Fund	1
U.S. Sustainable Leaders Fund	1
U.S. Value Fund	1
G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the year ended June 30, 2022, Hedged Equity Fund, Hedged Equity 2 Fund, Large Cap Growth Fund, U.S. Equity Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund and U.S. Sustainable Leaders Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

June 30, 2022	J.P. Morgan Large Cap Funds	205

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
4. Investment Transactions
During the year ended June 30, 2022, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Equity Focus Fund	$107,772	$42,643	$—	$—
Equity Income Fund	9,055,249	7,311,657	—	—
Equity Index Fund	2,376,625	808,923	—	—
Equity Premium Income Fund	6,979,682	4,017,061	—	—
Hedged Equity Fund	7,957,430	7,992,029	—	—
Hedged Equity 2 Fund	6,157,432	1,415,379	—	—
Hedged Equity 3 Fund	3,019,470	564,439	—	—
Large Cap Growth Fund	19,176,683	17,791,454	—	—
Large Cap Value Fund	4,055,201	5,043,730	—	—
U.S. Applied Data Science Value Fund	127,734	192,653	—	—
U.S. Equity Fund	11,233,140	10,782,010	—	—
U.S. GARP Equity Fund	530,484	674,999	—	—
U.S. Large Cap Core Plus Fund	1,722,557	2,747,770	707,758	939,639
U.S. Research Enhanced Equity Fund	4,252,502	1,787,642	—	—
U.S. Sustainable Leaders Fund	176,121	68,297	—	—
U.S. Value Fund	1,747,057	481,592	—	—
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2022 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Focus Fund	$161,067	$31,095	$7,565	$23,530
Equity Income Fund	34,315,987	12,234,840	628,538	11,606,302
Equity Index Fund	4,462,824	2,885,890	95,718	2,790,172
Equity Premium Income Fund	3,680,731	107,987	202,179	(94,192)
Hedged Equity Fund	13,316,813	3,291,011	506,772	2,784,239
Hedged Equity 2 Fund	6,448,621	268,797	984,841	(716,044)
Hedged Equity 3 Fund	3,149,311	153,596	491,399	(337,803)
Large Cap Growth Fund	26,317,283	6,768,410	1,748,864	5,019,546
Large Cap Value Fund	3,087,853	260,492	151,822	108,670
U.S. Applied Data Science Value Fund	179,612	31,619	14,826	16,793
U.S. Equity Fund	13,579,635	5,741,579	749,323	4,992,256
U.S. GARP Equity Fund	727,827	343,969	97,920	246,049
U.S. Large Cap Core Plus Fund *	860,205	820,980	46,497	774,483
U.S. Research Enhanced Equity Fund	5,374,043	1,550,141	210,912	1,339,229
U.S. Sustainable Leaders Fund	190,493	11,017	18,762	(7,745)
U.S. Value Fund	2,503,732	383,360	83,810	299,550

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax adjustments on certain investments, certain derivatives and wash sale loss deferrals.

206	J.P. Morgan Large Cap Funds	June 30, 2022

The tax character of distributions paid during the year ended June 30, 2022 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Equity Focus Fund	$3,204	$11,588	$14,792
Equity Income Fund	952,443	828,643	1,781,086
Equity Index Fund	174,683	31,719	206,402
Equity Premium Income Fund	210,426	—	210,426
Hedged Equity Fund	137,046	—	137,046
Hedged Equity 2 Fund	26,753	—	26,753
Hedged Equity 3 Fund	14,723	—	14,723
Large Cap Growth Fund	170,779	5,131,576	5,302,355
Large Cap Value Fund	119,241	136,036	255,277
U.S. Applied Data Science Value Fund	29,661	30,179	59,840
U.S. Equity Fund	1,033,960	1,172,185	2,206,145
U.S. GARP Equity Fund	79,836	162,626	242,462
U.S. Large Cap Core Plus Fund	35,850	590,015	625,865
U.S. Research Enhanced Equity Fund	200,946	503,243	704,189
U.S. Sustainable Leaders Fund	3,652	3,400	7,052
U.S. Value Fund	39,590	23,104	62,694

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended June 30, 2021 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Equity Focus Fund	$3,392	$8,409	$11,801
Equity Income Fund	662,251	1,579	663,830
Equity Index Fund	98,321	—	98,321
Equity Premium Income Fund	34,916	—	34,916
Hedged Equity Fund	139,976	—	139,976
Hedged Equity 2 Fund	1,117	—	1,117
Hedged Equity 3 Fund	437	—	437
Large Cap Growth Fund	178,186	1,429,918	1,608,104
Large Cap Value Fund	18,876	—	18,876
U.S. Applied Data Science Value Fund	6,606	2,039	8,645
U.S. Equity Fund	297,885	870,370	1,168,255
U.S. GARP Equity Fund	27,898	89,898	117,796
U.S. Large Cap Core Plus Fund	96,118	663,685	759,803
U.S. Research Enhanced Equity Fund	67,147	125,234	192,381
U.S. Sustainable Leaders Fund	544	679	1,223
U.S. Value Fund	14,336	11,801	26,137

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

June 30, 2022	J.P. Morgan Large Cap Funds	207

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
As of June 30, 2022, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Equity Focus Fund	$206	$2,417	$23,530
Equity Income Fund	27,042	505,149	11,606,302
Equity Index Fund	3,190	1,125	2,790,119
Equity Premium Income Fund	1,062	(47,771)	(95,005)
Hedged Equity Fund	8,950	(861,071)	2,784,239
Hedged Equity 2 Fund	77,470	165,303	(716,044)
Hedged Equity 3 Fund	1,566	27,966	(337,803)
Large Cap Growth Fund	26,416	1,931,740	5,019,546
Large Cap Value Fund	3,768	142,798	108,670
U.S. Applied Data Science Value Fund	2,437	3,786	16,793
U.S. Equity Fund	6,324	729,341	4,992,256
U.S. GARP Equity Fund	1,815	36,583	246,049
U.S. Large Cap Core Plus Fund	42	349,184	774,483
U.S. Research Enhanced Equity Fund	4,028	100,494	1,339,229
U.S. Sustainable Leaders Fund	993	—	(7,745)
U.S. Value Fund	3,905	7,967	299,550
The cumulative timing differences primarily consist of tax adjustments on certain investments, certain derivatives, post-October capital loss deferrals and wash sale loss deferrals.
At June 30, 2022, the following Funds had net capital loss carryforwards which are available to offset future realized gains:
Capital Loss Carryforward Character
	Short-Term	Long-Term
Equity Premium Income Fund	$47,771 *	$—
Hedged Equity Fund	380,233	480,838
Hedged Equity 2 Fund	536*	822*

*	Amount includes capital loss carryforwards which are limited in future years under Internal Revenue Code sections 381-384.
Net capital losses (gains) and specified ordinary losses incurred after October 31 and late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended June 30, 2022, the following Funds deferred to July 1, 2022 the following net capital losses (gains), specified ordinary losses and late year ordinary losses of:
	Net Capital Losses (Gains)
	Short-Term	Long-Term
Equity Focus Fund	$1,979	$—
Equity Income Fund	88,541	—
Equity Premium Income Fund	150,622	25,875
Large Cap Growth Fund	884,057	—
Large Cap Value Fund	5,618	—
U.S. Equity Fund	326,507	—
U.S. GARP Equity Fund	8,061	—
U.S. Large Cap Core Plus Fund	100,964	—
U.S. Research Enhanced Equity Fund	24,796	—
U.S. Sustainable Leaders Fund	6,076	1,003

208	J.P. Morgan Large Cap Funds	June 30, 2022

During the year ended June 30, 2022, the following Funds utilized capital loss carryforwards as follows:
	Capital Loss Utilized
	Short-Term	Long-Term
Hedged Equity 2 Fund	$7,323	$11,216
Hedged Equity 3 Fund	4,543	7,246
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds, except for Hedged Equity Fund, had no borrowings outstanding from another fund, or loans outstanding to another fund, at June 30, 2022. Average borrowings from the Facility during the year ended June 30, 2022 were as follows:
	Average Borrowings	Average Interest Rate paid	Number of Days Outstanding	Interest Paid
Equity Index Fund	$33,491	1.56%	3	$4
Hedged Equity Fund	2,388	2.29	1	—(a)
Large Cap Value Fund	47,781	0.81	1	1

(a)	Amount rounds to less than one thousand.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 31, 2022.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2022.
The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 9, 2022, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a change in the interest associated with any borrowing to the higher, on the day of the borrowing, of (a) the federal funds effective rate, or (b) the one-month Adjusted SOFR Rate plus Applicable Margin.
The Funds did not utilize the Credit Facility during the year ended June 30, 2022.

June 30, 2022	J.P. Morgan Large Cap Funds	209

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of June 30, 2022, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund's outstanding shares as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Equity Focus Fund	1	44.6%	2	26.6%
Equity Income Fund	1	10.9	2	30.3
Equity Premium Income Fund	1	47.7	1	12.4
Hedged Equity Fund	—	—	2	38.9
Hedged Equity 2 Fund	1	21.6	3	35.1
Hedged Equity 3 Fund	1	17.3	4	44.9
Large Cap Growth Fund	—	—	2	28.4
Large Cap Value Fund	1	12.8	1	13.7
U.S. Applied Data Science Value Fund	—	—	3	34.4
U.S. Equity Fund	—	—	1	12.8
U.S. GARP Equity Fund	3	46.9	—	—
U.S. Large Cap Core Plus Fund	1	29.8	—	—
U.S. Research Enhanced Equity Fund	1	11.2	1	11.5
U.S. Sustainable Leaders Fund	—	—	4	55.8
U.S. Value Fund	—	—	1	23.2
As of June 30, 2022, J.P. Morgan Investor Funds, JPMorgan SmartRetirement Funds and JPMorgan SmartRetirement Blend Funds, which are affiliated funds of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:
	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds	JPMorgan SmartRetirement Blend Funds
Equity Index Fund	—%	—%	58.6%
Large Cap Value Fund	27.5	—	—
U.S. Equity Fund	—	18.4	—
U.S. GARP Equity Fund	56.8	—	—
U.S. Research Enhanced Equity Fund	12.3	51.5	—
Equity Premium Income Fund’s investments in ELNs entail varying degrees of risks. The Fund is subject to loss of their full principal amount. In addition, the ELNs are subject to a stated maximum return which may limit the payment at maturity. The Fund may also be exposed to additional risks associated with structured notes including: counterparty credit risk related to the issuer’s ability to make payment at maturity; liquidity risk related to a lack of liquid market for these notes, preventing the Fund from trading or selling the notes easily; and a greater degree of market risk than other types of debt securities because the investor bears the risk associated with the underlying financial instruments.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private

210	J.P. Morgan Large Cap Funds	June 30, 2022

sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund's loans, notes, derivatives and other instruments or investments comprising some or all of a Fund's investments and result in costs incurred in connection with changing reference rates used for positions closing out positions and entering into new trades. Certain of a Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

June 30, 2022	J.P. Morgan Large Cap Funds	211

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of JPMorgan Trust I, JPMorgan Trust II and JPMorgan Trust IV and Shareholders of JPMorgan Equity Focus Fund, JPMorgan Equity Income Fund, JPMorgan Equity Index Fund, JPMorgan Equity Premium Income Fund, JPMorgan Hedged Equity Fund, JPMorgan Hedged Equity 2 Fund, JPMorgan Hedged Equity 3 Fund, JPMorgan Large Cap Growth Fund, JPMorgan Large Cap Value Fund, JPMorgan U.S. Applied Data Science Value Fund, JPMorgan U.S. Equity Fund, JPMorgan U.S. GARP Equity Fund, JPMorgan U.S. Large Cap Core Plus Fund, JPMorgan U.S. Research Enhanced Equity Fund, JPMorgan U.S. Sustainable Leaders Fund and JPMorgan U.S. Value Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Equity Focus Fund,  JPMorgan Hedged Equity Fund, JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund), JPMorgan U.S. Equity Fund, JPMorgan U.S. GARP Equity Fund, JPMorgan U.S. Large Cap Core Plus Fund, JPMorgan U.S. Research Enhanced Equity Fund, JPMorgan U.S. Sustainable Leaders Fund and JPMorgan U.S. Value Fund (nine of the funds constituting JPMorgan Trust I), JPMorgan Equity Income Fund, JPMorgan Large Cap Growth Fund, JPMorgan Large Cap Value Fund and JPMorgan Equity Index Fund (four of the funds constituting JPMorgan Trust II) and JPMorgan Equity Premium Income Fund, JPMorgan Hedged Equity 2 Fund and JPMorgan Hedged Equity 3 Fund (three of the funds constituting JPMorgan Trust IV) (hereafter collectively referred to as the “Funds”) as of June 30, 2022, the related statements of operations, the statement of cash flows for JPMorgan U.S. Large Cap Core Plus Fund and statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2022, the results of each of their operations, its cash flows for JPMorgan U.S. Large Cap Core Plus Fund and the changes in each of their net assets for each of the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Fund
JPMorgan Equity Focus Fund*
JPMorgan Equity Income Fund*
JPMorgan Equity Index Fund*
JPMorgan Equity Premium Income Fund*
JPMorgan Hedged Equity Fund*
JPMorgan Hedged Equity 2 Fund**
JPMorgan Hedged Equity 3 Fund**
JPMorgan Large Cap Growth Fund*
JPMorgan Large Cap Value Fund*
JPMorgan U.S. Applied Data Science Value Fund*
JPMorgan U.S. Equity Fund*
JPMorgan U.S. GARP Equity Fund*
JPMorgan U.S. Large Cap Core Plus Fund***
JPMorgan U.S. Research Enhanced Equity Fund*
JPMorgan U.S. Sustainable Leaders Fund*
JPMorgan U.S. Value Fund*

*	Statement of operations for the year ended June 30, 2022 and statement of changes in net assets for the years ended June 30, 2022 and 2021
**
Statement of operations for the year ended June 30, 2022 and statement of changes in net assets for the year ended June 30, 2022 and for the period February 26, 2021 (commencement of operations) through June 30, 2021

***	Statement of operations and statement of cash flows for the year ended June 30, 2022 and statement of changes in net assets for the years ended June 30, 2022 and 2021
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

212	J.P. Morgan Large Cap Funds	June 30, 2022

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
August 29, 2022
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

June 30, 2022	J.P. Morgan Large Cap Funds	213

TRUSTEES
(Unaudited)
The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	167	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present)
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered brokerdealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	167	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	167	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	167
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America U.S. Holdings (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	167	None

214	J.P. Morgan Large Cap Funds	June 30, 2022

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	167	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	167
Advisory Board Member, Penso
Advisors LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	167
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	167	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	167	None
Marilyn McCoy (1948); Trustee since 2005.	Vice President of Administration and Planning, Northwestern University (1985-present).	167	None

June 30, 2022	J.P. Morgan Large Cap Funds	215

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Dr. Robert A. Oden, Jr. (1946); Trustee since 2005.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	167
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021); Trustee, Dartmouth-
Hitchcock Medical Center (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	167	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2022.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	167
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of the Global ETF Business for JPMorgan Asset Management (2013-2017); Head of the Global Liquidity Business for JPMorgan Asset Management (2003-2013).	167	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	167	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the Mutual Fund Board, the ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the
Trustee attains the age of 75, provided that any Board member who was a member of the Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (167 J.P. Morgan Funds).

216	J.P. Morgan Large Cap Funds	June 30, 2022

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from
JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January
2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

June 30, 2022	J.P. Morgan Large Cap Funds	217

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)**	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)**
Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Senior Director and Counsel,
Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 to June 2021.

Matthew Beck (1988), Assistant Secretary (2021)***
Vice President and Assistant General Counsel, JPMorgan Chase since May 2021; Senior Legal Counsel, Ultimus
Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)**
Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and
Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.
Max Vogel (1990), Assistant Secretary (2021)**
Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Associate, Proskauer Rose
LLP (law firm) from March 2017 to June 2021; Associate, Stroock & Stroock & Lavan LLP (law firm) from
October 2015 to March 2017.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

218	J.P. Morgan Large Cap Funds	June 30, 2022

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.
**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.
***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

June 30, 2022	J.P. Morgan Large Cap Funds	219

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2022, and continued to hold your shares at the end of the reporting period, June 30, 2022.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Focus Fund
Class A
Actual	$1,000.00	$834.70	$5.00	1.10%
Hypothetical	1,000.00	1,019.34	5.51	1.10
Class C
Actual	1,000.00	832.70	7.27	1.60
Hypothetical	1,000.00	1,016.86	8.00	1.60
Class I
Actual	1,000.00	835.80	3.87	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class R6
Actual	1,000.00	836.70	2.73	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
JPMorgan Equity Income Fund
Class A
Actual	1,000.00	910.70	4.50	0.95
Hypothetical	1,000.00	1,020.08	4.76	0.95
Class C
Actual	1,000.00	908.20	6.86	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Class I
Actual	1,000.00	911.40	3.32	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70
Class R2
Actual	1,000.00	909.50	5.73	1.21
Hypothetical	1,000.00	1,018.79	6.06	1.21

220	J.P. Morgan Large Cap Funds	June 30, 2022

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Income Fund (continued)
Class R3
Actual	$1,000.00	$910.30	$4.50	0.95%
Hypothetical	1,000.00	1,020.08	4.76	0.95
Class R4
Actual	1,000.00	911.40	3.32	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70
Class R5
Actual	1,000.00	912.20	2.61	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55
Class R6
Actual	1,000.00	912.60	2.13	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
JPMorgan Equity Index Fund
Class A
Actual	1,000.00	798.70	2.01	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class C
Actual	1,000.00	796.30	4.68	1.05
Hypothetical	1,000.00	1,019.59	5.26	1.05
Class I
Actual	1,000.00	799.50	0.89	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Class R6
Actual	1,000.00	800.20	0.22	0.05
Hypothetical	1,000.00	1,024.55	0.25	0.05
JPMorgan Equity Premium Income Fund
Class A
Actual	1,000.00	911.10	4.03	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class C
Actual	1,000.00	908.90	6.39	1.35
Hypothetical	1,000.00	1,018.10	6.76	1.35
Class I
Actual	1,000.00	912.90	2.85	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class R5
Actual	1,000.00	912.90	2.13	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class R6
Actual	1,000.00	914.00	1.66	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
JPMorgan Hedged Equity Fund
Class A
Actual	1,000.00	902.40	3.92	0.83
Hypothetical	1,000.00	1,020.68	4.16	0.83
Class C
Actual	1,000.00	900.40	6.27	1.33
Hypothetical	1,000.00	1,018.20	6.66	1.33
Class I
Actual	1,000.00	903.80	2.74	0.58
Hypothetical	1,000.00	1,021.92	2.91	0.58

June 30, 2022	J.P. Morgan Large Cap Funds	221

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Hedged Equity Fund (continued)
Class R5
Actual	$1,000.00	$904.30	$2.03	0.43%
Hypothetical	1,000.00	1,022.66	2.16	0.43
Class R6
Actual	1,000.00	904.80	1.56	0.33
Hypothetical	1,000.00	1,023.16	1.66	0.33
JPMorgan Hedged Equity 2 Fund
Class A
Actual	1,000.00	872.90	3.95	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class C
Actual	1,000.00	870.70	6.26	1.35
Hypothetical	1,000.00	1,018.10	6.76	1.35
Class I
Actual	1,000.00	874.10	2.79	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class R5
Actual	1,000.00	874.20	2.09	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class R6
Actual	1,000.00	874.70	1.63	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
JPMorgan Hedged Equity 3 Fund
Class A
Actual	1,000.00	851.30	3.90	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class C
Actual	1,000.00	849.00	6.19	1.35
Hypothetical	1,000.00	1,018.10	6.76	1.35
Class I
Actual	1,000.00	852.00	2.76	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class R5
Actual	1,000.00	852.80	2.07	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class R6
Actual	1,000.00	853.10	1.61	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
JPMorgan Large Cap Growth Fund
Class A
Actual	1,000.00	730.90	4.03	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class C
Actual	1,000.00	729.20	6.17	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Class I
Actual	1,000.00	731.80	2.96	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R2
Actual	1,000.00	729.90	5.10	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19

222	J.P. Morgan Large Cap Funds	June 30, 2022

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Large Cap Growth Fund (continued)
Class R3
Actual	$1,000.00	$731.00	$4.03	0.94%
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R4
Actual	1,000.00	731.90	2.96	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R5
Actual	1,000.00	732.30	2.32	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class R6
Actual	1,000.00	732.70	1.89	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44
JPMorgan Large Cap Value Fund
Class A
Actual	1,000.00	930.30	4.45	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class C
Actual	1,000.00	928.00	6.88	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Class I
Actual	1,000.00	931.50	3.30	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R2
Actual	1,000.00	929.40	5.69	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class R3
Actual	1,000.00	930.10	4.50	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R4
Actual	1,000.00	931.70	3.30	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R5
Actual	1,000.00	932.50	2.59	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class R6
Actual	1,000.00	933.00	2.11	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44
JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)
Class A
Actual	1,000.00	884.70	3.41	0.73
Hypothetical	1,000.00	1,021.18	3.66	0.73
Class C
Actual	1,000.00	882.90	5.74	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class I
Actual	1,000.00	885.90	2.29	0.49
Hypothetical	1,000.00	1,022.37	2.46	0.49
Class R2
Actual	1,000.00	883.20	5.09	1.09
Hypothetical	1,000.00	1,019.39	5.46	1.09

June 30, 2022	J.P. Morgan Large Cap Funds	223

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund) (continued)
Class R5
Actual	$1,000.00	$886.00	$2.06	0.44%
Hypothetical	1,000.00	1,022.61	2.21	0.44
Class R6
Actual	1,000.00	886.50	1.59	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34
JPMorgan U.S. Equity Fund
Class A
Actual	1,000.00	797.20	4.19	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class C
Actual	1,000.00	795.50	6.41	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Class I
Actual	1,000.00	798.10	3.08	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class L
Actual	1,000.00	799.20	2.41	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class R2
Actual	1,000.00	796.20	5.30	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class R3
Actual	1,000.00	797.60	4.19	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R4
Actual	1,000.00	798.20	3.08	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R5
Actual	1,000.00	798.80	2.41	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class R6
Actual	1,000.00	799.30	1.96	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44
JPMorgan U.S. GARP Equity Fund
Class A
Actual	1,000.00	730.40	3.60	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class C
Actual	1,000.00	728.70	5.74	1.34
Hypothetical	1,000.00	1,018.15	6.71	1.34
Class I
Actual	1,000.00	731.40	2.53	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R2
Actual	1,000.00	729.60	4.67	1.09
Hypothetical	1,000.00	1,019.39	5.46	1.09
Class R5
Actual	1,000.00	731.90	1.89	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44

224	J.P. Morgan Large Cap Funds	June 30, 2022

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. GARP Equity Fund (continued)
Class R6
Actual	$1,000.00	$732.40	$1.46	0.34%
Hypothetical	1,000.00	1,023.11	1.71	0.34
JPMorgan U.S. Large Cap Core Plus Fund
Class A
Actual	1,000.00	774.20	8.14	1.85
Hypothetical	1,000.00	1,015.62	9.25	1.85
Class C
Actual	1,000.00	772.10	10.33	2.35
Hypothetical	1,000.00	1,013.14	11.73	2.35
Class I
Actual	1,000.00	774.80	7.00	1.59
Hypothetical	1,000.00	1,016.91	7.95	1.59
Class R2
Actual	1,000.00	772.30	9.67	2.20
Hypothetical	1,000.00	1,013.89	10.99	2.20
Class R5
Actual	1,000.00	775.00	6.82	1.55
Hypothetical	1,000.00	1,017.11	7.75	1.55
Class R6
Actual	1,000.00	775.20	6.38	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
JPMorgan U.S. Research Enhanced Equity Fund
Class A
Actual	1,000.00	800.60	2.68	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class I
Actual	1,000.00	801.70	1.56	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
Class R6
Actual	1,000.00	802.00	1.12	0.25
Hypothetical	1,000.00	1,023.56	1.25	0.25
JPMorgan U.S. Sustainable Leaders Fund
Class A
Actual	1,000.00	764.70	2.80	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64
Class C
Actual	1,000.00	763.00	4.98	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class I
Actual	1,000.00	765.70	1.71	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39
Class R6
Actual	1,000.00	765.90	1.49	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34
JPMorgan U.S. Value Fund
Class A
Actual	1,000.00	898.10	4.42	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94

June 30, 2022	J.P. Morgan Large Cap Funds	225

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Value Fund (continued)
Class C
Actual	$1,000.00	$895.90	$6.77	1.44%
Hypothetical	1,000.00	1,017.65	7.20	1.44
Class I
Actual	1,000.00	899.20	3.25	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R2
Actual	1,000.00	897.10	5.60	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class R3
Actual	1,000.00	898.10	4.42	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R4
Actual	1,000.00	899.20	3.25	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R5
Actual	1,000.00	899.90	2.54	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class R6
Actual	1,000.00	900.40	2.07	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

226	J.P. Morgan Large Cap Funds	June 30, 2022

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report have adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2022, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. During the Program Reporting Period, the Program was amended, pursuant to an exemptive order from the Securities and Exchange Commission, to permit the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. The
Report discussed the implementation of these changes. No other material changes were made to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the exemptive order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

June 30, 2022	J.P. Morgan Large Cap Funds	227

228

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2022. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2022. The information necessary to complete your income tax returns for the calendar year ending December 31, 2022 will be provided under separate cover.
Dividends Received Deduction (DRD)
Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2022:
Dividends Received Deduction
JPMorgan Equity Focus Fund	47.52%
JPMorgan Equity Income Fund	100.00
JPMorgan Equity Index Fund	58.49
JPMorgan Equity Premium Income Fund	13.79
JPMorgan Hedged Equity Fund	100.00
JPMorgan Hedged Equity 2 Fund	100.00
JPMorgan Hedged Equity 3 Fund	100.00
JPMorgan Large Cap Growth Fund	100.00
JPMorgan Large Cap Value Fund	47.88
JPMorgan U.S. Applied Data Science Value Fund	15.54
JPMorgan U.S. Equity Fund	23.94
JPMorgan U.S. GARP Equity Fund	10.35
JPMorgan U.S. Large Cap Core Plus Fund	90.67
JPMorgan U.S. Research Enhanced Equity Fund	37.50
JPMorgan U.S. Sustainable Leaders Fund	55.02
JPMorgan U.S. Value Fund	100.00
Long Term Capital Gain
Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2022:
Long-Term Capital Gain Distribution
JPMorgan Equity Focus Fund	$11,588
JPMorgan Equity Income Fund	828,643
JPMorgan Equity Index Fund	31,719
JPMorgan Large Cap Growth Fund	5,131,576
JPMorgan Large Cap Value Fund	136,036
JPMorgan U.S. Applied Data Science Value Fund	33,907
JPMorgan U.S. Equity Fund	1,172,185
JPMorgan U.S. GARP Equity Fund	162,626
JPMorgan U.S. Large Cap Core Plus Fund	668,216
Long-Term Capital Gain Distribution
JPMorgan U.S. Research Enhanced Equity Fund	$503,243
JPMorgan U.S. Sustainable Leaders Fund	3,400
JPMorgan U.S. Value Fund	23,104
Qualified Dividend Income (QDI)
Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2022:
Qualified Dividend Income
JPMorgan Equity Focus Fund	$1,527
JPMorgan Equity Income Fund	952,442
JPMorgan Equity Index Fund	105,414
JPMorgan Equity Premium Income Fund	30,670
JPMorgan Hedged Equity Fund	137,046
JPMorgan Hedged Equity 2 Fund	26,754
JPMorgan Hedged Equity 3 Fund	14,723
JPMorgan Large Cap Growth Fund	170,779
JPMorgan Large Cap Value Fund	59,004
JPMorgan U.S. Applied Data Science Value Fund	4,800
JPMorgan U.S. Equity Fund	256,865
JPMorgan U.S. GARP Equity Fund	9,055
JPMorgan U.S. Large Cap Core Plus Fund	34,979
JPMorgan U.S. Research Enhanced Equity Fund	79,149
JPMorgan U.S. Sustainable Leaders Fund	2,149
JPMorgan U.S. Value Fund	39,590

June 30, 2022	J.P. Morgan Large Cap Funds	229

Rev. January 2011
FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◾Social Security number and account balances
◾transaction history and account transactions
◾checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’
personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s),respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds protect my personal information?	We collect your personal information, for example, when you:
◾open an account or provide contact information
◾give us your account information or pay us by check
◾make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
◾sharing for affiliates’ everyday business purposes – information about your creditworthiness
◾affiliates from using your information to market to you
◾sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
◾J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
◾J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
◾J.P. Morgan Funds doesn’t jointly market.

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of  JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of the Portfolio’s policies and procedures with respect to the disclosure of each Funds' holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. June 2022.
AN-LCE-622

Annual Report
J.P. Morgan Mid Cap/Multi-Cap Funds
June 30, 2022
JPMorgan Growth Advantage Fund
JPMorgan Mid Cap Equity Fund
JPMorgan Mid Cap Growth Fund
JPMorgan Mid Cap Value Fund
JPMorgan Value Advantage Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
August 8, 2022 (Unaudited)
Dear Shareholder,

“It remains essential, in our view, that
investors consider the potential
benefits of portfolio diversification
that adapts to near-term market
conditions while cultivating long-term
opportunities.”
— Andrea L. Lisher

The global economic rebound that marked 2021 has been sapped of much of its strength in 2022 by accelerating inflation and rising interest rates, the conflict in Ukraine and the ongoing global impacts of the pandemic. The uncertain economic picture has proven to be particularly challenging for investors.
U.S. equity prices, which had largely led a decade-long rally in global equity, fell sharply in 2022 and turned in their worst first-half performance since 1970. In general, only select U.S. Treasury bonds and U.S. core fixed income saw increased investor demand amid the sell-off in equities.
In response to rising consumer and producer prices and tight labor markets, the U.S. Federal Reserve (the “Fed”) adopted an increasingly aggressive policy stance in 2022, raising its benchmark interest rate by 25 basis points in March, then by 50 basis points in May and by 75 basis points each in June and July. Meanwhile, U.S. gross domestic product fell by 1.6% in the first quarter of 2022 and by an estimated 0.9% in the second quarter.
However, corporate earnings and revenues have largely outpaced certain investor expectations in 2022 amid sustained strength in consumer demand and management efforts to hold down expenses and pass along higher input costs. Further economic resilience was seen in labor markets, where the jobless rate remained at 3.6% from February through June.
In 2022, investors are now facing economic and market circumstances unseen in decades. In the U.S., the highest inflation rate in 40 years and the Fed’s policy response have rattled both equity and fixed income markets. Concurrently, the conflict in Ukraine has constrained both energy supplies to Europe and grain shipments to a range of nations already under economic strain. The Fed and other leading central banks have acknowledged the risks of runaway inflation and have generally pledged to employ a flexible approach to counter those risks without squelching economic growth.
It remains essential, in our view, that investors consider the potential benefits of portfolio diversification that adapts to near-term market conditions, while cultivating long-term opportunities. J.P. Morgan Asset Management will seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.
On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.
Sincerely yours,

Andrea L. Lisher
Head of Americas, Client
J.P. Morgan Asset Management

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	1

J.P. Morgan Mid Cap/Multi-Cap Funds
MARKET OVERVIEW
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
Equity markets rallied in the second half of 2021 on the back of low interest rates, record corporate earnings and the global economic rebound. However, equity markets in 2022 rendered their worst first-half performance since 1970.
By the end of June 2022, the S&P 500 had slumped into bear market territory – generally defined as a 20% or more decline since the last closing high. While bond markets largely underperformed equity markets throughout most of the twelve-month period, investor demand for U.S. Treasury bonds bolstered the Bloomberg U.S. Aggregate Index in the second half of the period.
U.S. equity generated positive returns and led developed markets equity to outperform both emerging markets equity and fixed income markets during the second half of 2021. U.S. equity prices were bolstered by continued monetary and fiscal support as well as strong consumer spending and record corporate profits.
A resurgence in the pandemic, particularly the emergence of the Omicron variant of Covid-19, in late 2021 and early 2022 failed to dent the U.S. economy. However, a number of nations reinstated social restrictions and China enacted a “Zero Covid” policy that led to severe lockdowns in several large cities, including Shanghai. The result was a sharp drop in manufacturing and other economic activity across China, which further strained on global supply chains and became a drag on the economies of other emerging market nations.
The S&P 500 reached a new closing high on January 3, 2022, bolstered by record high corporate earnings, sales, cash flows, share repurchases and dividends. However, investor sentiment began to sour as accelerating inflation started to erode consumer confidence and raise expectations for an increase in benchmark interest rates by the U.S. Federal Reserve.
Russia’s invasion of Ukraine at the end of February 2022 initiated a sell-off in global financial markets that was further fueled by the highest U.S. inflation rate in more than 40 years. Equity prices recovered somewhat in March 2022 amid better-than-expected corporate earnings. However, the general trend in global financial markets was downward.
While the S&P 500 had a positive total return of 11.7% in the second half of 2021, the index plummeted in the first half of 2022 and its total returns for the twelve-month period was -10.6%.  Within U.S. equity markets, small cap and mid cap stocks generally declined more than large cap stocks and growth stocks declined more than value stocks.

2	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

JPMorgan Growth Advantage Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	(22.53)%
Russell 3000 Growth Index	(19.78)%
Net Assets as of 6/30/2022 (In Thousands)	$12,081,317
INVESTMENT OBJECTIVE **
The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class A Shares, without a sales charge, underperformed the Russell 3000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s underweight position and security selection in the consumer staples sector and its security selection in the communication services sector were leading detractors from performance relative to the Benchmark, while its security selection in the health care sector and its overweight position in the energy sector were leading contributors to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight position in Roku Inc. and its underweight positions in Apple Inc. and AbbVie Inc. Shares of Roku, a television streaming platform, fell after the company reported lower-than-expected revenue for the fourth quarter of 2022 and issued a weaker-than-expected forecast. Shares of Apple, a provider of computers, mobile devices and related services, rose amid record earnings and revenue in the second half of 2021 and continued strong demand for mobile phones. Shares of AbbVie, a pharmaceuticals maker, rose as the company reached settlements with various U.S. states to resolve legal claims against the company’s Allergan unit stemming from the opioid addiction epidemic.
Leading individual contributors to relative performance included the Fund’s overweight positions in Quanta Services Inc., EOG Resources Inc. and McKesson Corp. Shares of Quanta Services, an engineering and services provider to the energy and utilities sectors, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2022. Shares of EOG Resources, a petroleum and natural gas producer, rose amid higher global energy prices and after the company reported better-than-expected earnings for the first quarter of 2022. Shares of McKesson, a provider of pharmaceuticals, health care products and services, rose as the company moved to settle state legal claims stemming from the opioid addiction epidemic and as investors sought defensive sectors, including consumer staples, in response to the market selloff in the first half of 2022.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	8.4%
2.	Apple, Inc.	7.9
3.	Alphabet, Inc., Class C	5.2
4.	Amazon.com, Inc.	4.0
5.	Tesla, Inc.	4.0
6.	UnitedHealth Group, Inc.	3.0
7.	Mastercard, Inc., Class A	2.9
8.	Quanta Services, Inc.	1.9
9.	EOG Resources, Inc.	1.5
10.	Regeneron Pharmaceuticals, Inc.	1.4

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	38.4%
Health Care	16.3
Consumer Discretionary	15.0
Industrials	8.9
Financials	6.7
Communication Services	6.2
Energy	2.6
Consumer Staples	2.2
Materials	0.6
Short-Term Investments	3.1

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	3

JPMorgan Growth Advantage Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	October 29, 1999
With Sales Charge *		(26.61)%	13.90%	15.19%
Without Sales Charge		(22.53)	15.13	15.82
CLASS C SHARES	May 1, 2006
With CDSC **		(23.90)	14.55	15.36
Without CDSC		(22.90)	14.55	15.36
Class I SHARES	May 1, 2006	(22.33)	15.42	16.08
Class R2 SHARES	July 31, 2017	(22.71)	14.83	15.53
Class R3 SHARES	May 31, 2017	(22.54)	15.13	15.82
Class R4 SHARES	May 31, 2017	(22.32)	15.42	16.11
Class R5 SHARES	January 8, 2009	(22.18)	15.59	16.28
Class R6 SHARES	December 23, 2013	(22.11)	15.71	16.39

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R2 and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.
Returns for Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been different than those shown because Class R4 Shares have different expenses to Class I Shares.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund and the Russell 3000 Growth Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.
Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

JPMorgan Mid Cap Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(16.37)%
Russell Midcap Index	(17.30)%
Net Assets as of 6/30/2022 (In Thousands)	$2,629,388
INVESTMENT OBJECTIVE **
The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection in the financials and consumer discretionary sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s underweight position in the energy sector and its overweight position in the communication services sector were leading detractors from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Coterra Energy Inc., Diamondback Energy Inc. and AutoZone Inc. Shares of Coterra Energy, a petroleum and natural gas producer, rose after the company reported better-than-expected earnings for the first quarter of 2022, raised its quarterly dividend and maintained its share repurchase plan. Shares of Diamondback Energy, a petroleum and natural gas producer, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2022, raised its quarterly dividend and maintained its share repurchase plan. Shares of AutoZone, an automotive parts retailer, rose amid consecutive quarters of better-than-expected earnings and revenue, and continued sales growth.
Leading individual detractors from relative performance included the Fund’s overweight positions in Roku Inc. and Gap Inc., and its underweight position in Occidental Petroleum Corp. Shares of Roku, a television streaming platform, fell after the company reported lower-than-expected revenue for the fourth quarter of 2022 and issued a weaker-than-expected forecast. Shares of Gap, a retailer of brand name apparel, fell amid general weakness in the apparel sector and weaker-than-expected results for several quarters. Shares of Occidental Petroleum, an oil and natural gas producer not held in the Fund, rose after the company reported better-than-expected earnings for the first quarter of 2022, and as influential investor Warren Buffet increased his stake in the company.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models they deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	AutoZone, Inc.	1.4%
2.	M&T Bank Corp.	1.3
3.	Xcel Energy, Inc.	1.2
4.	WEC Energy Group, Inc.	1.1
5.	CMS Energy Corp.	1.1
6.	Motorola Solutions, Inc.	1.1
7.	Laboratory Corp. of America Holdings	1.1
8.	Loews Corp.	1.1
9.	AmerisourceBergen Corp.	1.0
10.	AMETEK, Inc.	1.0

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Financials	18.3%
Information Technology	14.7
Industrials	13.3
Health Care	13.0
Consumer Discretionary	10.8
Real Estate	7.3
Utilities	5.8
Consumer Staples	3.5
Communication Services	3.4
Materials	3.2
Energy	2.7
Short-Term Investments	4.0

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	5

JPMorgan Mid Cap Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 2009
With Sales Charge *		(20.95)%	8.01%	11.12%
Without Sales Charge		(16.57)	9.18	11.73
CLASS C SHARES	November 2, 2009
With CDSC **		(17.99)	8.64	11.28
Without CDSC		(16.99)	8.64	11.28
Class I SHARES	January 1, 1997	(16.37)	9.46	12.07
Class R2 SHARES	March 14, 2014	(16.79)	8.91	11.50
Class R5 SHARES	March 14, 2014	(16.24)	9.62	12.19
Class R6 SHARES	March 14, 2014	(16.17)	9.72	12.26

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.
Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of JPMorgan Mid Cap Equity Fund and the Russell Midcap Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the bench mark, if applicable. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

JPMorgan Mid Cap Growth Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(28.61)%
Russell Midcap Growth Index	(29.57)%
Net Assets as of 6/30/2022 (In Thousands)	$6,979,899
INVESTMENT OBJECTIVE **
The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Russell Midcap Growth Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection in the health care and consumer discretionary sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the information technology sector and its overweight position in the communication services sector were leading detractors from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Quanta Services Inc., EOG Resources Inc. and McKesson Corp. Shares of Quanta Services, an engineering and services provider to the energy and utilities sectors, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2022. Shares of EOG Resources, a petroleum and natural gas producer, rose amid higher global energy prices and after the company reported better-than-expected earnings for the first quarter of 2022. Shares of McKesson, a provider of pharmaceuticals, health care products and services, rose as the company moved to settle state legal claims stemming from the opioid addiction epidemic and as investors sought defensive sectors, including consumer staples, in response to the market selloff in the first half of 2022.
Leading individual detractors from relative performance included the Fund’s overweight positions in Roku Inc. and Teladoc Health Inc., and its underweight position in Fortinet Inc. Shares of Roku, a television streaming platform, fell after the company reported lower-than-expected revenue for the fourth quarter of 2022 and issued a weaker-than-expected forecast. Shares of Teladoc Health, a provider of remote health care services, fell after the company reported lower-than-expected earnings and revenue for the first quarter of 2022 and issued a weaker-than-expected forecast. Shares of Fortinet, a cybersecurity provider not held in the Fund, rose amid continued demand for its services and better-than-expected earnings and revenue for the first quarter of 2022.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Synopsys, Inc.	2.0%
2.	Quanta Services, Inc.	1.9
3.	Copart, Inc.	1.9
4.	Centene Corp.	1.8
5.	Hilton Worldwide Holdings, Inc.	1.7
6.	Chipotle Mexican Grill, Inc.	1.7
7.	SolarEdge Technologies, Inc.	1.6
8.	Crowdstrike Holdings, Inc., Class A	1.6
9.	LPL Financial Holdings, Inc.	1.6
10.	Cheniere Energy, Inc.	1.6

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	27.4%
Health Care	23.3
Industrials	14.3
Consumer Discretionary	12.1
Financials	10.4
Energy	3.2
Communication Services	2.8
Consumer Staples	1.4
Materials	0.5
Short-Term Investments	4.6

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	7

JPMorgan Mid Cap Growth Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge *		(32.53)%	9.74%	12.21%
Without Sales Charge		(28.79)	10.93	12.82
CLASS C SHARES	November 4, 1997
With CDSC **		(30.14)	10.38	12.37
Without CDSC		(29.14)	10.38	12.37
Class I SHARES	March 2, 1989	(28.61)	11.26	13.16
Class R2 SHARES	June 19, 2009	(29.00)	10.65	12.58
Class R3 SHARES	September 9, 2016	(28.82)	10.92	12.82
Class R4 SHARES	September 9, 2016	(28.63)	11.20	13.10
Class R5 SHARES	November 1, 2011	(28.53)	11.41	13.32
Class R6 SHARES	November 1, 2011	(28.46)	11.48	13.38

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for the Class R3 and Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. Prior performance for Class R3 and Class R4 Shares has been adjusted to reflect the differences in expenses between classes.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Mid Cap Growth Fund and the Russell Midcap Growth Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

JPMorgan Mid Cap Value Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares) *	(7.35)%
Russell Midcap Value Index	(10.00)%
Net Assets as of 6/30/2022 (In Thousands)	$13,808,353
INVESTMENT OBJECTIVE**
The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares outperformed the Russell Midcap Value Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection in the consumer staples and energy sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the financials and information technology sectors was a leading contributor to relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in AutoZone Inc., Carlisle Cos. and AmerisourceBergen Corp. Shares of AutoZone, an automotive parts retailer, rose amid consecutive quarters of better-than-expected earnings and revenue and continued sales growth. Shares of Carlisle, a maker of industrial engineered products, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2022. Shares of AmerisourceBergen, a distributor of health care products, rose after the company reported better-than-expected earnings and revenue for its second fiscal quarter and unveiled a $1 billion share repurchase plan.
Leading individual detractors from relative performance included the Fund’s overweight positions in Gap Inc. and Fortune Brands Home & Security Inc. and its underweight position in Dollar Tree Inc. Shares of Gap, a retailer of brand name apparel, fell amid general weakness in the apparel sector and weaker-than-expected results for several quarters. Shares of Fortune Brands Home & Security, a manufacturer of homebuilding and home security products, fell after the company reported lower-than-expected earnings for the fourth quarter of 2021. Shares of Dollar Tree, a discount retail chain that was not held in the Fund, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2022.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	M&T Bank Corp.	2.0%
2.	Xcel Energy, Inc.	1.9
3.	WEC Energy Group, Inc.	1.8
4.	CMS Energy Corp.	1.7
5.	Motorola Solutions, Inc.	1.7
6.	Laboratory Corp. of America Holdings	1.7
7.	Loews Corp.	1.7
8.	AutoZone, Inc.	1.6
9.	AmerisourceBergen Corp.	1.6
10.	Huntington Bancshares, Inc.	1.5

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Financials	22.8%
Industrials	12.6
Real Estate	11.4
Consumer Discretionary	10.1
Utilities	9.0
Information Technology	7.5
Health Care	7.3
Materials	4.8
Consumer Staples	4.6
Communication Services	3.7
Energy	2.4
Short-Term Investments	3.8

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	9

JPMorgan Mid Cap Value Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
With Sales Charge *		(12.57)%	4.63%	9.21%
Without Sales Charge		(7.73)	5.77	9.80
CLASS C SHARES	April 30, 2001
With CDSC **		(9.17)	5.24	9.35
Without CDSC		(8.17)	5.24	9.35
Class I SHARES	October 31, 2001	(7.50)	6.03	10.07
Class L SHARES	November 13, 1997	(7.35)	6.26	10.33
Class R2 SHARES	November 3, 2008	(7.97)	5.49	9.51
Class R3 SHARES	September 9, 2016	(7.75)	5.76	9.80
Class R4 SHARES	September 9, 2016	(7.50)	6.03	10.07
Class R5 SHARES	September 9, 2016	(7.35)	6.19	10.28
Class R6 SHARES	September 9, 2016	(7.26)	6.29	10.35

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares.
Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower because Class R4 Shares have higher expenses than Class I Shares.
Returns for the Class R5 and R6 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class L Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses to Class L Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Mid Cap Value Fund and the Russell Midcap
Value Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Mid-cap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

JPMorgan Value Advantage Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares) *	(3.39)%
Russell 3000 Value Index	(7.46)%
Net Assets as of 6/30/2022 (In Thousands)	$9,576,134
INVESTMENT OBJECTIVE**
The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares outperformed the Russell 3000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection in the financials and industrials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s underweight positions in the utilities sector and consumer staples sector were leading detractors from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight position in AutoZone Inc. and its out-of-Benchmark positions in Murphy USA Inc. and AbbVie Inc. Shares of AutoZone, an automotive parts retailer, rose amid consecutive quarters of better-than-expected earnings and revenue and continued sales growth. Shares of Murphy USA, a gas station convenience store chain, rose after the company reported consecutive quarters of better-than-expected earnings and revenue, raised its quarterly dividend and unveiled a $1 billion share repurchase plan. Shares of AbbVie, a pharmaceuticals maker, rose as the company reached settlements with various U.S. states to resolve legal claims against the company’s Allergan unit stemming from the opioid addiction epidemic.
Leading individual detractors from relative performance included the Fund’s overweight positions in Gap Inc. and Capital One Financial Corp., and its out-of-Benchmark position in CommScope Holding Co. Shares of Gap, a retailer of brand name apparel, fell amid general weakness in the apparel sector and weaker-than-expected results for several quarters. Shares of Capital One Financial, a financial services provider, fell amid general weakness in financial sector stocks as the U.S. economic growth slowed in the first half of 2022. Shares of CommScope Holding, a communications infrastructure provider, fell after the company reported lower-than-expected earnings and revenue for consecutive quarters amid rising costs.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’
view, significant levels of free cash flow.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Bank of America Corp.	3.0%
2.	Berkshire Hathaway, Inc., Class B	2.2
3.	Bristol-Myers Squibb Co.	2.1
4.	AbbVie, Inc.	2.1
5.	Loews Corp.	1.7
6.	M&T Bank Corp.	1.7
7.	Travelers Cos., Inc. (The)	1.7
8.	ConocoPhillips	1.7
9.	Chevron Corp.	1.6
10.	AutoZone, Inc.	1.6

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Financials	26.5%
Health Care	13.8
Consumer Discretionary	8.9
Industrials	8.8
Real Estate	7.4
Energy	7.4
Communication Services	6.0
Consumer Staples	5.8
Information Technology	4.8
Utilities	3.9
Materials	2.6
Short-Term Investments	4.1

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	11

JPMorgan Value Advantage Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2005
With Sales Charge *		(8.84)%	6.31%	9.69%
Without Sales Charge		(3.78)	7.47	10.28
CLASS C SHARES	February 28, 2005
With CDSC **		(5.24)	6.94	9.85
Without CDSC		(4.24)	6.94	9.85
Class I SHARES	February 28, 2005	(3.54)	7.74	10.56
Class L SHARES	February 28, 2005	(3.39)	7.91	10.79
Class R2 SHARES	July 31, 2017	(4.02)	7.20	10.01
Class R3 SHARES	September 9, 2016	(3.78)	7.47	10.28
Class R4 SHARES	September 9, 2016	(3.53)	7.74	10.56
Class R5 SHARES	September 9, 2016	(3.40)	7.90	10.78
Class R6 SHARES	September 9, 2016	(3.30)	8.01	10.84

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R2 and Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.
Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.
Returns for the Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns for Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses to Class L Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Value Advantage Fund and the Russell 3000
Value Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

JPMorgan Growth Advantage Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.9%
Airlines — 0.5%
Delta Air Lines, Inc. *	1,942	56,249
Automobiles — 4.0%
Tesla, Inc. *	723	486,524
Banks — 1.2%
First Republic Bank	552	79,527
SVB Financial Group *	167	66,030
		145,557
Beverages — 1.3%
Constellation Brands, Inc., Class A	683	159,214
Biotechnology — 4.3%
Alnylam Pharmaceuticals, Inc. *	519	75,757
Exact Sciences Corp. *	935	36,826
Exelixis, Inc. *	3,097	64,473
Horizon Therapeutics plc *	1,615	128,836
Natera, Inc. *	1,030	36,520
Regeneron Pharmaceuticals, Inc. *	295	174,163
		516,575
Building Products — 1.0%
Trane Technologies plc	955	124,080
Capital Markets — 4.5%
BlackRock, Inc.	142	86,488
Blackstone, Inc.	1,819	165,956
Charles Schwab Corp. (The)	2,468	155,903
S&P Global, Inc.	396	133,590
		541,937
Commercial Services & Supplies — 1.1%
Copart, Inc. *	1,230	133,618
Communications Equipment — 0.8%
Arista Networks, Inc. *	993	93,069
Construction & Engineering — 1.9%
Quanta Services, Inc.	1,865	233,740
Diversified Consumer Services — 0.5%
Bright Horizons Family Solutions, Inc. *	772	65,254
Electrical Equipment — 1.6%
AMETEK, Inc.	1,077	118,380
Generac Holdings, Inc. *	343	72,084
		190,464
INVESTMENTS	SHARES (000)	VALUE ($000)

Electronic Equipment, Instruments & Components — 1.1%
Keysight Technologies, Inc. *	580	79,956
Zebra Technologies Corp., Class A *	198	58,177
		138,133
Energy Equipment & Services — 0.4%
Baker Hughes Co.	1,562	45,082
Entertainment — 0.3%
ROBLOX Corp., Class A *	1,240	40,749
Health Care Equipment & Supplies — 3.0%
Cooper Cos., Inc. (The)	342	107,170
Dexcom, Inc. *	983	73,256
Insulet Corp. *	323	70,382
Intuitive Surgical, Inc. *	553	110,896
		361,704
Health Care Providers & Services — 4.9%
Centene Corp. *	1,183	100,130
McKesson Corp.	381	124,107
UnitedHealth Group, Inc.	706	362,525
		586,762
Hotels, Restaurants & Leisure — 2.4%
Airbnb, Inc., Class A *	249	22,152
Booking Holdings, Inc. *	56	98,935
Hilton Worldwide Holdings, Inc.	1,001	111,561
Royal Caribbean Cruises Ltd. *	1,518	52,993
		285,641
Household Durables — 0.6%
Garmin Ltd.	729	71,652
Insurance — 1.1%
Progressive Corp. (The)	1,173	136,416
Interactive Media & Services — 6.0%
Alphabet, Inc., Class C *	288	628,909
Bumble, Inc., Class A * (a)	3,391	95,464
		724,373
Internet & Direct Marketing Retail — 4.0%
Amazon.com, Inc. *	4,592	487,684
IT Services — 4.8%
Global Payments, Inc.	807	89,280
Globant SA *	428	74,524
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	13

JPMorgan Growth Advantage Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
IT Services — continued
Mastercard, Inc., Class A	1,120	353,368
MongoDB, Inc. *	231	59,949
		577,121
Life Sciences Tools & Services — 1.5%
Mettler-Toledo International, Inc. *	52	59,346
Thermo Fisher Scientific, Inc.	226	122,750
		182,096
Machinery — 2.0%
Deere & Co.	471	141,134
Ingersoll Rand, Inc.	2,253	94,803
		235,937
Metals & Mining — 0.6%
Freeport-McMoRan, Inc.	2,249	65,806
Oil, Gas & Consumable Fuels — 2.2%
Cheniere Energy, Inc.	662	88,105
EOG Resources, Inc.	1,651	182,313
		270,418
Personal Products — 0.9%
Estee Lauder Cos., Inc. (The), Class A	402	102,489
Pharmaceuticals — 2.8%
Catalent, Inc. *	1,229	131,883
Jazz Pharmaceuticals plc *	704	109,874
Royalty Pharma plc, Class A	2,380	100,034
		341,791
Professional Services — 0.5%
Equifax, Inc.	355	64,963
Road & Rail — 0.4%
Old Dominion Freight Line, Inc.	203	51,997
Semiconductors & Semiconductor Equipment — 7.2%
Advanced Micro Devices, Inc. *	1,589	121,509
Entegris, Inc.	963	88,754
Lam Research Corp.	197	83,799
NVIDIA Corp.	1,135	172,094
QUALCOMM, Inc.	1,279	163,383
SolarEdge Technologies, Inc. *	465	127,237
Teradyne, Inc.	681	60,989
Wolfspeed, Inc. * (a)	793	50,280
		868,045
INVESTMENTS	SHARES (000)	VALUE ($000)

Software — 17.0%
Confluent, Inc., Class A * (a)	2,900	67,406
Crowdstrike Holdings, Inc., Class A *	430	72,551
HubSpot, Inc. *	222	66,758
Intuit, Inc.	451	173,809
Microsoft Corp.	4,014	1,030,781
Palo Alto Networks, Inc. *	340	167,918
ServiceNow, Inc. *	284	135,236
Synopsys, Inc. *	406	123,295
Trade Desk, Inc. (The), Class A *	1,053	44,091
Zoom Video Communications, Inc., Class A *	1,227	132,519
Zscaler, Inc. *	268	40,027
		2,054,391
Specialty Retail — 2.6%
Burlington Stores, Inc. *	652	88,810
CarMax, Inc. * (a)	778	70,374
Home Depot, Inc. (The)	448	122,812
National Vision Holdings, Inc. *	1,265	34,804
		316,800
Technology Hardware, Storage & Peripherals — 8.0%
Apple, Inc.	7,020	959,799
Textiles, Apparel & Luxury Goods — 0.9%
NIKE, Inc., Class B	1,085	110,923
Total Common Stocks (Cost $8,268,517)		11,827,053
Short Term Investments — 3.2%
Investment Companies — 2.2%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (b) (c) (Cost $269,719)	269,680	269,734
SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Term Investments — continued
Investment of Cash Collateral from Securities Loaned — 1.0%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (b) (c)	101,169	101,108
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c)	12,600	12,601
Total Investment of Cash Collateral from Securities Loaned (Cost $113,710)		113,709
Total Short Term Investments (Cost $383,429)		383,443
Total Investments — 101.1% (Cost $8,651,946)		12,210,496
Liabilities in Excess of Other Assets — (1.1)%		(129,179)
NET ASSETS — 100.0%		12,081,317

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2022. The total value of securities on loan at June 30, 2022 is $109,523.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	15

JPMorgan Mid Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.3%
Aerospace & Defense — 0.2%
HEICO Corp., Class A	59	6,193
Airlines — 0.7%
Delta Air Lines, Inc. *	353	10,231
Southwest Airlines Co. *	223	8,060
		18,291
Banks — 6.3%
Citizens Financial Group, Inc.	537	19,170
East West Bancorp, Inc.	121	7,845
Fifth Third Bancorp	699	23,475
First Citizens BancShares, Inc., Class A	16	10,264
First Republic Bank	46	6,686
Huntington Bancshares, Inc.	2,149	25,853
M&T Bank Corp.	211	33,707
Regions Financial Corp.	1,179	22,101
SVB Financial Group *	12	4,732
Zions Bancorp NA	252	12,842
		166,675
Beverages — 1.5%
Constellation Brands, Inc., Class A	113	26,461
Keurig Dr Pepper, Inc.	330	11,669
		38,130
Biotechnology — 2.1%
Alnylam Pharmaceuticals, Inc. *	56	8,204
Exact Sciences Corp. *	132	5,215
Exelixis, Inc. *	354	7,361
Horizon Therapeutics plc *	178	14,217
Natera, Inc. *	116	4,129
Neurocrine Biosciences, Inc. *	74	7,181
Seagen, Inc. *	48	8,438
		54,745
Building Products — 2.3%
Advanced Drainage Systems, Inc.	52	4,662
Carlisle Cos., Inc.	96	22,900
Fortune Brands Home & Security, Inc.	277	16,593
Trane Technologies plc	118	15,381
		59,536
Capital Markets — 6.1%
Affiliated Managers Group, Inc.	42	4,853
Ameriprise Financial, Inc.	104	24,646
Ares Management Corp.	152	8,619
LPL Financial Holdings, Inc.	84	15,473
INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued
MarketAxess Holdings, Inc.	15	3,726
Morningstar, Inc.	28	6,822
MSCI, Inc.	31	12,652
Northern Trust Corp.	191	18,442
Raymond James Financial, Inc.	218	19,528
S&P Global, Inc.	25	8,611
State Street Corp.	241	14,882
T. Rowe Price Group, Inc.	127	14,446
Tradeweb Markets, Inc., Class A	127	8,678
		161,378
Chemicals — 0.9%
Celanese Corp.	68	8,008
RPM International, Inc.	207	16,309
		24,317
Commercial Services & Supplies — 0.7%
Copart, Inc. *	166	18,078
Communications Equipment — 1.8%
Arista Networks, Inc. *	132	12,393
F5, Inc. *	42	6,417
Motorola Solutions, Inc.	137	28,734
		47,544
Construction & Engineering — 0.7%
Quanta Services, Inc.	146	18,327
Construction Materials — 0.6%
Martin Marietta Materials, Inc.	52	15,535
Consumer Finance — 0.5%
Discover Financial Services	147	13,911
Containers & Packaging — 1.3%
Packaging Corp. of America	126	17,260
Silgan Holdings, Inc.	424	17,539
		34,799
Distributors — 1.3%
Genuine Parts Co.	94	12,548
LKQ Corp.	440	21,580
		34,128
Diversified Consumer Services — 0.2%
Bright Horizons Family Solutions, Inc. *	67	5,657
Diversified Financial Services — 0.4%
Voya Financial, Inc.	174	10,381
SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Electric Utilities — 2.6%
Edison International	193	12,172
Entergy Corp.	219	24,669
Xcel Energy, Inc.	460	32,577
		69,418
Electrical Equipment — 2.9%
Acuity Brands, Inc.	120	18,533
AMETEK, Inc.	243	26,730
Generac Holdings, Inc. *	43	8,961
Hubbell, Inc.	124	22,113
		76,337
Electronic Equipment, Instruments & Components — 2.9%
Amphenol Corp., Class A	217	14,012
CDW Corp.	108	16,978
Jabil, Inc.	198	10,122
Keysight Technologies, Inc. *	66	9,107
Littelfuse, Inc.	21	5,309
TD SYNNEX Corp.	109	9,903
Teledyne Technologies, Inc. *	15	5,695
Zebra Technologies Corp., Class A *	22	6,399
		77,525
Energy Equipment & Services — 0.1%
Baker Hughes Co.	126	3,642
Entertainment — 1.1%
ROBLOX Corp., Class A *	122	4,016
Take-Two Interactive Software, Inc. *	214	26,167
		30,183
Equity Real Estate Investment Trusts (REITs) — 6.8%
American Homes 4 Rent, Class A	423	14,986
AvalonBay Communities, Inc.	74	14,397
Boston Properties, Inc.	140	12,429
Brixmor Property Group, Inc.	471	9,514
Essex Property Trust, Inc.	33	8,606
Federal Realty OP LP	75	7,203
Host Hotels & Resorts, Inc.	379	5,941
JBG SMITH Properties	262	6,194
Kimco Realty Corp.	575	11,360
Mid-America Apartment Communities, Inc.	49	8,550
Rayonier, Inc.	478	17,880
Regency Centers Corp.	129	7,653
Rexford Industrial Realty, Inc.	133	7,655
Sun Communities, Inc.	52	8,366
INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued
Ventas, Inc.	149	7,671
Weyerhaeuser Co.	512	16,955
WP Carey, Inc.	160	13,284
		178,644
Food & Staples Retailing — 1.0%
Kroger Co. (The)	296	14,010
US Foods Holding Corp. *	395	12,110
		26,120
Food Products — 0.5%
Post Holdings, Inc. *	160	13,209
Gas Utilities — 0.7%
National Fuel Gas Co.	262	17,274
Health Care Equipment & Supplies — 2.9%
Cooper Cos., Inc. (The)	29	9,065
Dexcom, Inc. *	183	13,650
Hologic, Inc. *	145	10,079
IDEXX Laboratories, Inc. *	14	4,752
Insulet Corp. *	49	10,754
ResMed, Inc.	43	9,097
Zimmer Biomet Holdings, Inc.	169	17,722
		75,119
Health Care Providers & Services — 5.1%
Acadia Healthcare Co., Inc. *	142	9,591
Amedisys, Inc. *	66	6,926
AmerisourceBergen Corp.	195	27,549
Centene Corp. *	203	17,154
Henry Schein, Inc. *	293	22,467
Laboratory Corp. of America Holdings	122	28,609
McKesson Corp.	32	10,488
Universal Health Services, Inc., Class B	101	10,213
		132,997
Hotels, Restaurants & Leisure — 2.4%
Aramark	286	8,772
Booking Holdings, Inc. *	2	3,696
Chipotle Mexican Grill, Inc. *	12	15,920
Darden Restaurants, Inc.	73	8,267
Expedia Group, Inc. *	54	5,078
Hilton Worldwide Holdings, Inc.	149	16,549
Royal Caribbean Cruises Ltd. *	143	4,983
		63,265
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	17

JPMorgan Mid Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Household Durables — 1.7%
Garmin Ltd.	65	6,379
Helen of Troy Ltd. *	44	7,191
Mohawk Industries, Inc. *	108	13,432
Newell Brands, Inc.	990	18,851
		45,853
Household Products — 0.3%
Energizer Holdings, Inc.	242	6,856
Insurance — 4.7%
Alleghany Corp. *	13	10,784
Arch Capital Group Ltd. *	270	12,269
Hartford Financial Services Group, Inc. (The)	292	19,134
Lincoln National Corp.	236	11,015
Loews Corp.	475	28,179
Progressive Corp. (The)	92	10,646
RenaissanceRe Holdings Ltd. (Bermuda)	84	13,140
WR Berkley Corp.	250	17,065
		122,232
Interactive Media & Services — 1.0%
Bumble, Inc., Class A *	358	10,069
InterActiveCorp. *	209	15,926
		25,995
Internet & Direct Marketing Retail — 0.2%
Chewy, Inc., Class A * (a)	119	4,115
IT Services — 2.5%
FleetCor Technologies, Inc. *	92	19,278
Global Payments, Inc.	73	8,123
Globant SA *	52	8,963
GoDaddy, Inc., Class A *	168	11,672
MongoDB, Inc. *	37	9,653
Okta, Inc. *	53	4,774
Remitly Global, Inc. *	293	2,247
		64,710
Life Sciences Tools & Services — 1.3%
10X Genomics, Inc., Class A *	70	3,176
Agilent Technologies, Inc.	124	14,757
Maravai LifeSciences Holdings, Inc., Class A *	201	5,696
Mettler-Toledo International, Inc. *	9	10,265
		33,894
Machinery — 4.4%
IDEX Corp.	77	14,023
INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — continued
Ingersoll Rand, Inc.	188	7,903
ITT, Inc.	346	23,251
Lincoln Electric Holdings, Inc.	157	19,364
Middleby Corp. (The) *	126	15,826
Snap-on, Inc.	94	18,603
Timken Co. (The)	194	10,274
Toro Co. (The)	93	7,053
		116,297
Media — 1.3%
Liberty Broadband Corp., Class C *	156	18,090
Liberty Media Corp.-Liberty SiriusXM, Class C *	434	15,630
		33,720
Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	349	10,223
Multiline Retail — 0.2%
Kohl's Corp.	171	6,097
Multi-Utilities — 2.5%
CMS Energy Corp.	429	28,918
Sempra Energy	47	7,115
WEC Energy Group, Inc.	298	29,971
		66,004
Oil, Gas & Consumable Fuels — 2.6%
Cheniere Energy, Inc.	116	15,392
Coterra Energy, Inc.	519	13,374
Diamondback Energy, Inc.	106	12,793
EOG Resources, Inc.	103	11,417
Williams Cos., Inc. (The)	469	14,647
		67,623
Personal Products — 0.2%
BellRing Brands, Inc. *	203	5,053
Pharmaceuticals — 1.7%
Catalent, Inc. *	109	11,657
Jazz Pharmaceuticals plc *	158	24,608
Royalty Pharma plc, Class A	206	8,679
		44,944
Professional Services — 0.8%
Equifax, Inc.	40	7,349
Leidos Holdings, Inc.	140	14,060
		21,409
SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Real Estate Management & Development — 0.5%
CBRE Group, Inc., Class A *	191	14,076
Road & Rail — 0.4%
Old Dominion Freight Line, Inc.	36	9,292
Semiconductors & Semiconductor Equipment — 2.1%
Advanced Micro Devices, Inc. *	72	5,509
Entegris, Inc.	121	11,144
Marvell Technology, Inc.	166	7,199
SolarEdge Technologies, Inc. *	57	15,544
Teradyne, Inc.	116	10,409
Wolfspeed, Inc. * (a)	73	4,646
		54,451
Software — 5.5%
Cadence Design Systems, Inc. *	99	14,780
Confluent, Inc., Class A * (a)	240	5,580
Crowdstrike Holdings, Inc., Class A *	92	15,500
Datadog, Inc., Class A *	63	5,969
Five9, Inc. *	61	5,541
Gitlab, Inc., Class A * (a)	21	1,089
HubSpot, Inc. *	34	10,194
NortonLifeLock, Inc.	802	17,620
Palo Alto Networks, Inc. *	28	13,896
Procore Technologies, Inc. *	120	5,438
Synopsys, Inc. *	61	18,569
Trade Desk, Inc. (The), Class A *	233	9,774
Zoom Video Communications, Inc., Class A *	120	12,955
Zscaler, Inc. *	44	6,630
		143,535
Specialty Retail — 3.1%
AutoZone, Inc. *	18	37,730
Bath & Body Works, Inc.	214	5,759
Best Buy Co., Inc.	118	7,691
Burlington Stores, Inc. *	73	9,955
CarMax, Inc. *	70	6,319
Gap, Inc. (The)	355	2,925
National Vision Holdings, Inc. *	125	3,452
Tractor Supply Co.	45	8,673
		82,504
Textiles, Apparel & Luxury Goods — 1.7%
Carter's, Inc.	186	13,107
INVESTMENTS	SHARES (000)	VALUE ($000)

Textiles, Apparel & Luxury Goods — continued
Lululemon Athletica, Inc. *	15	4,178
Ralph Lauren Corp.	151	13,505
Tapestry, Inc.	425	12,978
		43,768
Thrifts & Mortgage Finance — 0.4%
MGIC Investment Corp.	837	10,546
Trading Companies & Distributors — 0.2%
Air Lease Corp.	183	6,133
Total Common Stocks (Cost $2,119,219)		2,530,688
Short Term Investments — 4.0%
Investment Companies — 3.7%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (b) (c) (Cost $96,450)	96,445	96,464
Investment of Cash Collateral from Securities Loaned — 0.3%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (b) (c)	7,977	7,972
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c)	1,531	1,531
Total Investment of Cash Collateral from Securities Loaned (Cost $9,503)		9,503
Total Short Term Investments (Cost $105,953)		105,967
Total Investments — 100.3% (Cost $2,225,172)		2,636,655
Liabilities in Excess of Other Assets — (0.3)%		(7,267)
NET ASSETS — 100.0%		2,629,388

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2022. The total value of securities on loan at June 30, 2022 is $9,131.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	19

JPMorgan Mid Cap Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.5%
Aerospace & Defense — 0.7%
HEICO Corp., Class A	437	46,039
Airlines — 1.1%
Delta Air Lines, Inc. *	2,626	76,068
Banks — 2.0%
East West Bancorp, Inc.	900	58,329
First Republic Bank	345	49,707
SVB Financial Group *	89	35,173
		143,209
Beverages — 1.4%
Constellation Brands, Inc., Class A	415	96,617
Biotechnology — 5.8%
Alnylam Pharmaceuticals, Inc. *	419	61,067
Exact Sciences Corp. *	984	38,771
Exelixis, Inc. *	2,629	54,728
Horizon Therapeutics plc *	1,325	105,707
Natera, Inc. *	866	30,694
Neurocrine Biosciences, Inc. *	548	53,388
Seagen, Inc. *	354	62,737
		407,092
Building Products — 2.1%
Advanced Drainage Systems, Inc.	385	34,656
Trane Technologies plc	880	114,372
		149,028
Capital Markets — 7.4%
Affiliated Managers Group, Inc.	309	36,077
Ares Management Corp.	1,127	64,084
LPL Financial Holdings, Inc.	624	115,049
MarketAxess Holdings, Inc.	108	27,697
Morningstar, Inc.	210	50,720
MSCI, Inc.	228	94,076
S&P Global, Inc.	190	64,021
Tradeweb Markets, Inc., Class A	945	64,519
		516,243
Commercial Services & Supplies — 1.9%
Copart, Inc. *	1,237	134,424
Communications Equipment — 2.0%
Arista Networks, Inc. *	983	92,146
F5, Inc. *	312	47,707
		139,853
INVESTMENTS	SHARES (000)	VALUE ($000)

Construction & Engineering — 2.0%
Quanta Services, Inc.	1,087	136,278
Diversified Consumer Services — 0.6%
Bright Horizons Family Solutions, Inc. *	499	42,206
Electrical Equipment — 2.1%
AMETEK, Inc.	707	77,678
Generac Holdings, Inc. *	316	66,629
		144,307
Electronic Equipment, Instruments & Components — 2.8%
Keysight Technologies, Inc. *	491	67,711
Littelfuse, Inc.	155	39,465
Teledyne Technologies, Inc. *	113	42,339
Zebra Technologies Corp., Class A *	162	47,617
		197,132
Energy Equipment & Services — 0.4%
Baker Hughes Co.	938	27,071
Entertainment — 1.8%
ROBLOX Corp., Class A * (a)	908	29,848
Take-Two Interactive Software, Inc. *	756	92,578
		122,426
Health Care Equipment & Supplies — 6.1%
Cooper Cos., Inc. (The)	215	67,397
Dexcom, Inc. *	1,362	101,496
Hologic, Inc. *	1,081	74,939
IDEXX Laboratories, Inc. *	101	35,362
Insulet Corp. *	367	79,958
ResMed, Inc.	323	67,638
		426,790
Health Care Providers & Services — 4.7%
Acadia Healthcare Co., Inc. *	1,054	71,308
Amedisys, Inc. *	490	51,491
Centene Corp. *	1,509	127,671
McKesson Corp.	239	78,061
		328,531
Hotels, Restaurants & Leisure — 5.3%
Aramark	2,129	65,223
Booking Holdings, Inc. *	16	27,468
Chipotle Mexican Grill, Inc. *	91	118,371
Hilton Worldwide Holdings, Inc.	1,104	123,054
Royal Caribbean Cruises Ltd. *	1,061	37,045
		371,161
SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Household Durables — 1.4%
Garmin Ltd.	483	47,425
Helen of Troy Ltd. *	329	53,460
		100,885
Insurance — 1.1%
Progressive Corp. (The)	681	79,157
Interactive Media & Services — 1.1%
Bumble, Inc., Class A *	2,660	74,867
Internet & Direct Marketing Retail — 0.4%
Chewy, Inc., Class A * (a)	881	30,592
IT Services — 3.6%
Global Payments, Inc.	546	60,395
Globant SA *	383	66,643
MongoDB, Inc. *	277	71,777
Okta, Inc. *	393	35,491
Remitly Global, Inc. * (a)	2,179	16,696
		251,002
Life Sciences Tools & Services — 3.6%
10X Genomics, Inc., Class A *	522	23,605
Agilent Technologies, Inc.	925	109,816
Maravai LifeSciences Holdings, Inc., Class A *	1,490	42,343
Mettler-Toledo International, Inc. *	66	76,327
		252,091
Machinery — 2.3%
Ingersoll Rand, Inc.	1,396	58,753
ITT, Inc.	706	47,477
Toro Co. (The)	692	52,439
		158,669
Metals & Mining — 0.5%
Freeport-McMoRan, Inc.	1,106	32,362
Oil, Gas & Consumable Fuels — 2.9%
Cheniere Energy, Inc.	860	114,450
EOG Resources, Inc.	769	84,885
		199,335
Pharmaceuticals — 3.2%
Catalent, Inc. *	808	86,675
Jazz Pharmaceuticals plc *	454	70,890
Royalty Pharma plc, Class A	1,535	64,528
		222,093
INVESTMENTS	SHARES (000)	VALUE ($000)

Professional Services — 0.8%
Equifax, Inc.	299	54,637
Road & Rail — 1.0%
Old Dominion Freight Line, Inc.	270	69,084
Semiconductors & Semiconductor Equipment — 5.8%
Advanced Micro Devices, Inc. *	536	40,953
Entegris, Inc.	899	82,862
Marvell Technology, Inc.	1,230	53,523
SolarEdge Technologies, Inc. *	422	115,585
Teradyne, Inc.	864	77,396
Wolfspeed, Inc. *	544	34,535
		404,854
Software — 13.4%
Cadence Design Systems, Inc. *	732	109,900
Confluent, Inc., Class A * (a)	1,785	41,484
Crowdstrike Holdings, Inc., Class A *	684	115,254
Datadog, Inc., Class A *	466	44,363
Five9, Inc. *	452	41,190
Gitlab, Inc., Class A * (a)	153	8,122
HubSpot, Inc. *	252	75,799
Palo Alto Networks, Inc. *	210	103,678
Procore Technologies, Inc. *	890	40,425
Synopsys, Inc. *	455	138,080
Trade Desk, Inc. (The), Class A *	1,735	72,671
Zoom Video Communications, Inc., Class A *	892	96,325
Zscaler, Inc. *	330	49,290
		936,581
Specialty Retail — 4.1%
AutoZone, Inc. *	35	73,998
Burlington Stores, Inc. *	543	74,015
CarMax, Inc. *	519	46,981
National Vision Holdings, Inc. *	942	25,897
Tractor Supply Co.	333	64,545
		285,436
Textiles, Apparel & Luxury Goods — 0.4%
Lululemon Athletica, Inc. *	114	31,101
Trading Companies & Distributors — 0.7%
Air Lease Corp.	1,364	45,597
Total Common Stocks (Cost $6,358,755)		6,732,818
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	21

JPMorgan Mid Cap Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short Term Investments — 4.6%
Investment Companies — 3.7%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (b) (c) (Cost $260,535)	260,503	260,555
Investment of Cash Collateral from Securities Loaned — 0.9%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (b) (c)	53,897	53,864
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c)	6,877	6,877
Total Investment of Cash Collateral from Securities Loaned (Cost $60,742)		60,741
Total Short Term Investments (Cost $321,277)		321,296
Total Investments — 101.1% (Cost $6,680,032)		7,054,114
Liabilities in Excess of Other Assets — (1.1)%		(74,215)
NET ASSETS — 100.0%		6,979,899

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2022. The total value of securities on loan at June 30, 2022 is $58,035.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

JPMorgan Mid Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.2%
Airlines — 0.5%
Southwest Airlines Co. *	1,824	65,872
Banks — 8.7%
Citizens Financial Group, Inc.	4,390	156,684
Fifth Third Bancorp	5,711	191,882
First Citizens BancShares, Inc., Class A	128	83,874
Huntington Bancshares, Inc.	17,566	211,313
M&T Bank Corp.	1,729	275,521
Regions Financial Corp.	9,634	180,643
Zions Bancorp NA	2,062	104,958
		1,204,875
Beverages — 1.5%
Constellation Brands, Inc., Class A	472	110,060
Keurig Dr Pepper, Inc.	2,695	95,371
		205,431
Building Products — 2.3%
Carlisle Cos., Inc.	784	187,168
Fortune Brands Home & Security, Inc.	2,265	135,616
		322,784
Capital Markets — 5.4%
Ameriprise Financial, Inc.	848	201,453
Northern Trust Corp.	1,562	150,732
Raymond James Financial, Inc.	1,785	159,606
State Street Corp.	1,973	121,639
T. Rowe Price Group, Inc.	1,039	118,074
		751,504
Chemicals — 1.4%
Celanese Corp.	557	65,445
RPM International, Inc.	1,693	133,300
		198,745
Communications Equipment — 1.7%
Motorola Solutions, Inc.	1,121	234,876
Construction Materials — 0.9%
Martin Marietta Materials, Inc.	424	126,968
Consumer Finance — 0.8%
Discover Financial Services	1,202	113,692
Containers & Packaging — 2.1%
Packaging Corp. of America	1,026	141,071
Silgan Holdings, Inc.	3,467	143,351
		284,422
INVESTMENTS	SHARES (000)	VALUE ($000)

Distributors — 2.0%
Genuine Parts Co.	771	102,556
LKQ Corp.	3,593	176,384
		278,940
Diversified Financial Services — 0.6%
Voya Financial, Inc.	1,425	84,844
Electric Utilities — 4.1%
Edison International	1,573	99,482
Entergy Corp. (a)	1,790	201,638
Xcel Energy, Inc.	3,763	266,274
		567,394
Electrical Equipment — 3.4%
Acuity Brands, Inc.	984	151,478
AMETEK, Inc.	1,211	133,085
Hubbell, Inc.	1,012	180,740
		465,303
Electronic Equipment, Instruments & Components — 3.0%
Amphenol Corp., Class A	1,779	114,524
CDW Corp.	881	138,766
Jabil, Inc.	1,615	82,719
TD SYNNEX Corp.	888	80,933
		416,942
Entertainment — 0.8%
Take-Two Interactive Software, Inc. *	915	112,104
Equity Real Estate Investment Trusts (REITs) — 10.6%
American Homes 4 Rent, Class A	3,456	122,478
AvalonBay Communities, Inc.	606	117,674
Boston Properties, Inc.	1,142	101,579
Brixmor Property Group, Inc.	3,847	77,749
Essex Property Trust, Inc.	269	70,323
Federal Realty OP LP	615	58,857
Host Hotels & Resorts, Inc.	3,096	48,548
JBG SMITH Properties	2,141	50,613
Kimco Realty Corp.	4,696	92,842
Mid-America Apartment Communities, Inc.	400	69,866
Rayonier, Inc.	3,910	146,139
Regency Centers Corp.	1,054	62,537
Rexford Industrial Realty, Inc.	1,086	62,554
Sun Communities, Inc.	429	68,369
Ventas, Inc.	1,219	62,690
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	23

JPMorgan Mid Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Equity Real Estate Investment Trusts (REITs) — continued
Weyerhaeuser Co.	4,184	138,580
WP Carey, Inc.	1,310	108,571
		1,459,969
Food & Staples Retailing — 1.6%
Kroger Co. (The)	2,419	114,502
US Foods Holding Corp. *	3,226	98,976
		213,478
Food Products — 0.8%
Post Holdings, Inc. *	1,311	107,952
Gas Utilities — 1.0%
National Fuel Gas Co.	2,138	141,182
Health Care Equipment & Supplies — 1.1%
Zimmer Biomet Holdings, Inc.	1,379	144,856
Health Care Providers & Services — 5.3%
AmerisourceBergen Corp.	1,591	225,179
Henry Schein, Inc. *	2,393	183,642
Laboratory Corp. of America Holdings	998	233,851
Universal Health Services, Inc., Class B	829	83,467
		726,139
Hotels, Restaurants & Leisure — 0.8%
Darden Restaurants, Inc.	597	67,554
Expedia Group, Inc. *	438	41,489
		109,043
Household Durables — 1.9%
Mohawk Industries, Inc. *	885	109,786
Newell Brands, Inc.	8,092	154,078
		263,864
Household Products — 0.4%
Energizer Holdings, Inc.	1,976	56,022
Insurance — 6.6%
Alleghany Corp. *	106	88,103
Arch Capital Group Ltd. *	2,204	100,277
Hartford Financial Services Group, Inc. (The)	2,390	156,388
Lincoln National Corp.	1,925	90,021
Loews Corp.	3,887	230,327
RenaissanceRe Holdings Ltd. (Bermuda)	687	107,395
WR Berkley Corp.	2,043	139,481
		911,992
INVESTMENTS	SHARES (000)	VALUE ($000)

Interactive Media & Services — 0.9%
InterActiveCorp. *	1,713	130,168
IT Services — 1.8%
FleetCor Technologies, Inc. *	750	157,561
GoDaddy, Inc., Class A *	1,371	95,394
		252,955
Machinery — 5.6%
IDEX Corp.	631	114,611
ITT, Inc.	2,050	137,844
Lincoln Electric Holdings, Inc.	1,283	158,265
Middleby Corp. (The) *	1,032	129,343
Snap-on, Inc. (a)	771	152,059
Timken Co. (The)	1,583	83,968
		776,090
Media — 2.0%
Liberty Broadband Corp., Class C *	1,278	147,855
Liberty Media Corp.-Liberty SiriusXM, Class C *	3,544	127,749
		275,604
Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	1,639	47,960
Multiline Retail — 0.4%
Kohl's Corp.	1,396	49,825
Multi-Utilities — 3.9%
CMS Energy Corp.	3,502	236,367
Sempra Energy	387	58,140
WEC Energy Group, Inc.	2,434	244,977
		539,484
Oil, Gas & Consumable Fuels — 2.4%
Coterra Energy, Inc.	4,237	109,285
Diamondback Energy, Inc.	863	104,536
Williams Cos., Inc. (The)	3,835	119,676
		333,497
Personal Products — 0.3%
BellRing Brands, Inc. *	1,659	41,288
Pharmaceuticals — 0.9%
Jazz Pharmaceuticals plc *	790	123,199
Professional Services — 0.8%
Leidos Holdings, Inc.	1,141	114,910
Real Estate Management & Development — 0.8%
CBRE Group, Inc., Class A *	1,563	115,045
SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Software — 1.1%
NortonLifeLock, Inc.	6,558	144,015
Specialty Retail — 2.6%
AutoZone, Inc. *	106	227,096
Bath & Body Works, Inc.	1,748	47,057
Best Buy Co., Inc.	959	62,540
Gap, Inc. (The)	2,900	23,896
		360,589
Textiles, Apparel & Luxury Goods — 2.4%
Carter's, Inc.	1,520	107,127
Ralph Lauren Corp.	1,231	110,375
Tapestry, Inc.	3,476	106,068
		323,570
Thrifts & Mortgage Finance — 0.6%
MGIC Investment Corp.	6,841	86,191
Total Common Stocks (Cost $9,099,882)		13,283,583
Short Term Investments — 3.8%
Investment Companies — 3.8%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (b) (c) (Cost $515,126)	515,013	515,116
Investment of Cash Collateral from Securities Loaned — 0.0% ^
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (b) (c)	2,201	2,200
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c)	1,052	1,052
Total Investment of Cash Collateral from Securities Loaned (Cost $3,252)		3,252
Total Short Term Investments (Cost $518,378)		518,368
Total Investments — 100.0% (Cost $9,618,260)		13,801,951
Other Assets Less Liabilities — 0.0% ^		6,402
NET ASSETS — 100.0%		13,808,353

Percentages indicated are based on net assets.

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2022. The total value of securities on loan at June 30, 2022 is $3,211.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	25

JPMorgan Value Advantage Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.7%
Aerospace & Defense — 2.8%
General Dynamics Corp.	319	70,535
Northrop Grumman Corp.	164	78,725
Raytheon Technologies Corp.	1,250	120,105
		269,365
Air Freight & Logistics — 0.9%
FedEx Corp.	388	87,941
Banks — 10.8%
Bank of America Corp.	9,292	289,277
Citigroup, Inc.	1,284	59,034
Citizens Financial Group, Inc.	2,746	98,016
M&T Bank Corp.	1,036	165,178
PNC Financial Services Group, Inc. (The)	718	113,291
Truist Financial Corp.	2,363	112,060
US Bancorp	1,838	84,571
Wells Fargo & Co.	2,866	112,270
		1,033,697
Beverages — 0.5%
Keurig Dr Pepper, Inc.	1,214	42,959
Biotechnology — 3.3%
AbbVie, Inc.	1,310	200,622
Regeneron Pharmaceuticals, Inc. *	98	57,990
Vertex Pharmaceuticals, Inc. *	217	61,233
		319,845
Building Products — 1.0%
Carlisle Cos., Inc.	247	58,892
Fortune Brands Home & Security, Inc.	659	39,455
		98,347
Capital Markets — 3.0%
Charles Schwab Corp. (The)	1,091	68,948
Invesco Ltd.	2,349	37,882
Morgan Stanley	792	60,242
Northern Trust Corp.	683	65,853
T. Rowe Price Group, Inc.	487	55,344
		288,269
Chemicals — 0.3%
Axalta Coating Systems Ltd. *	1,234	27,288
Communications Equipment — 0.6%
Cisco Systems, Inc.	1,037	44,218
CommScope Holding Co., Inc. *	2,493	15,256
		59,474
INVESTMENTS	SHARES (000)	VALUE ($000)

Construction Materials — 0.9%
Martin Marietta Materials, Inc.	296	88,598
Consumer Finance — 2.2%
American Express Co.	481	66,676
Capital One Financial Corp.	1,372	142,927
		209,603
Containers & Packaging — 1.4%
Packaging Corp. of America	594	81,634
Westrock Co.	1,280	51,002
		132,636
Diversified Financial Services — 2.2%
Berkshire Hathaway, Inc., Class B *	767	209,543
Diversified Telecommunication Services — 1.6%
Verizon Communications, Inc.	2,970	150,721
Electric Utilities — 4.0%
American Electric Power Co., Inc.	539	51,742
Edison International	821	51,908
Entergy Corp. (a)	503	56,647
NextEra Energy, Inc.	897	69,510
PG&E Corp. *	3,941	39,328
Xcel Energy, Inc.	1,592	112,611
		381,746
Electrical Equipment — 0.5%
Eaton Corp. plc	359	45,256
Electronic Equipment, Instruments & Components — 0.7%
TD SYNNEX Corp.	724	65,977
Entertainment — 0.2%
Walt Disney Co. (The) *	245	23,128
Equity Real Estate Investment Trusts (REITs) — 6.8%
American Homes 4 Rent, Class A	1,818	64,440
Apple Hospitality REIT, Inc.	2,175	31,900
Brixmor Property Group, Inc.	3,075	62,152
Federal Realty OP LP	490	46,951
JBG SMITH Properties	1,548	36,602
Kimco Realty Corp.	4,097	81,005
Lamar Advertising Co., Class A	441	38,786
Mid-America Apartment Communities, Inc.	354	61,806
Public Storage	83	26,014
Rayonier, Inc.	1,864	69,668
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Equity Real Estate Investment Trusts (REITs) — continued
Welltower, Inc.	358	29,481
Weyerhaeuser Co.	3,167	104,878
		653,683
Food & Staples Retailing — 1.0%
Albertsons Cos., Inc., Class A	1,135	30,327
Sysco Corp.	783	66,362
		96,689
Food Products — 1.8%
Kraft Heinz Co. (The)	2,289	87,283
Post Holdings, Inc. *	1,082	89,124
		176,407
Health Care Equipment & Supplies — 0.9%
Medtronic plc	523	46,945
Zimmer Biomet Holdings, Inc.	364	38,242
		85,187
Health Care Providers & Services — 5.1%
AmerisourceBergen Corp.	743	105,120
Cigna Corp.	224	59,107
CVS Health Corp.	1,315	121,866
HCA Healthcare, Inc.	285	47,921
Laboratory Corp. of America Holdings	236	55,192
UnitedHealth Group, Inc.	193	99,097
		488,303
Hotels, Restaurants & Leisure — 0.8%
Booking Holdings, Inc. *	23	39,177
Texas Roadhouse, Inc.	558	40,853
		80,030
Household Durables — 1.3%
Mohawk Industries, Inc. *	530	65,817
Newell Brands, Inc.	3,223	61,357
		127,174
Household Products — 1.5%
Energizer Holdings, Inc.	1,548	43,899
Procter & Gamble Co. (The)	688	98,904
		142,803
Industrial Conglomerates — 0.6%
Honeywell International, Inc.	353	61,306
Insurance — 8.5%
Alleghany Corp. *	85	70,560
INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — continued
American International Group, Inc.	688	35,198
Chubb Ltd.	429	84,342
CNA Financial Corp.	729	32,719
Fairfax Financial Holdings Ltd. (Canada)	139	73,611
Hartford Financial Services Group, Inc. (The)	1,024	66,979
Loews Corp.	2,818	167,018
Marsh & McLennan Cos., Inc.	284	44,066
Progressive Corp. (The)	627	72,866
Travelers Cos., Inc. (The)	967	163,662
		811,021
Interactive Media & Services — 1.4%
Alphabet, Inc., Class C *	22	47,687
InterActiveCorp. *	521	39,618
Meta Platforms, Inc., Class A *	293	47,198
		134,503
IT Services — 1.4%
FleetCor Technologies, Inc. *	243	51,057
International Business Machines Corp.	579	81,749
		132,806
Machinery — 2.3%
Dover Corp.	694	84,221
ITT, Inc.	589	39,571
Middleby Corp. (The) *	277	34,725
Stanley Black & Decker, Inc.	274	28,742
Timken Co. (The)	530	28,106
		215,365
Media — 2.1%
DISH Network Corp., Class A *	1,769	31,724
Liberty Broadband Corp., Class C *	602	69,581
Liberty Media Corp.-Liberty SiriusXM, Class C *	1,642	59,187
Nexstar Media Group, Inc., Class A	252	41,015
		201,507
Multiline Retail — 1.3%
Dollar General Corp.	357	87,647
Kohl's Corp.	991	35,361
		123,008
Oil, Gas & Consumable Fuels — 7.5%
Chevron Corp.	1,101	159,446
ConocoPhillips	1,785	160,281
Coterra Energy, Inc.	3,322	85,687
Diamondback Energy, Inc.	315	38,150
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	27

JPMorgan Value Advantage Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Oil, Gas & Consumable Fuels — continued
Kinder Morgan, Inc.	4,491	75,266
Marathon Petroleum Corp.	544	44,690
Phillips 66	862	70,723
Williams Cos., Inc. (The)	2,577	80,419
		714,662
Personal Products — 0.4%
BellRing Brands, Inc. *	1,437	35,767
Pharmaceuticals — 4.5%
Bristol-Myers Squibb Co.	2,680	206,330
Johnson & Johnson	775	137,645
Merck & Co., Inc.	711	64,780
Organon & Co.	727	24,548
		433,303
Professional Services — 0.5%
Leidos Holdings, Inc.	512	51,543
Real Estate Management & Development — 0.6%
CBRE Group, Inc., Class A *	813	59,874
Road & Rail — 0.3%
Norfolk Southern Corp.	138	31,457
Semiconductors & Semiconductor Equipment — 2.1%
Analog Devices, Inc.	476	69,524
NXP Semiconductors NV (China)	277	41,004
Texas Instruments, Inc.	603	92,600
		203,128
Specialty Retail — 4.6%
AutoZone, Inc. *	72	154,423
Bath & Body Works, Inc.	985	26,519
Best Buy Co., Inc.	605	39,451
Dick's Sporting Goods, Inc. (a)	807	60,786
Gap, Inc. (The)	2,096	17,273
Lowe's Cos., Inc.	436	76,174
Murphy USA, Inc.	268	62,413
		437,039
Textiles, Apparel & Luxury Goods — 1.0%
Columbia Sportswear Co.	716	51,223
Ralph Lauren Corp.	491	44,036
		95,259
INVESTMENTS	SHARES (000)	VALUE ($000)

Tobacco — 0.8%
Philip Morris International, Inc.	735	72,574
Wireless Telecommunication Services — 0.7%
T-Mobile US, Inc. *	470	63,288
Total Common Stocks (Cost $6,559,703)		9,262,079
Short Term Investments — 4.1%
Investment Companies — 3.5%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (b) (c) (Cost $338,709)	338,651	338,719
Investment of Cash Collateral from Securities Loaned — 0.6%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (b) (c)	47,081	47,053
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c)	6,257	6,257
Total Investment of Cash Collateral from Securities Loaned (Cost $53,312)		53,310
Total Short Term Investments (Cost $392,021)		392,029
Total Investments — 100.8% (Cost $6,951,724)		9,654,108
Liabilities in Excess of Other Assets — (0.8)%		(77,974)
NET ASSETS — 100.0%		9,576,134

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2022. The total value of securities on loan at June 30, 2022 is $51,393.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2022
(Amounts in thousands, except per share amounts)

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$11,827,053	$2,530,688	$6,732,818
Investments in affiliates, at value	269,734	96,464	260,555
Investments of cash collateral received from securities loaned, at value (See Note 2.B)	113,709	9,503	60,741
Cash	135	81	202
Foreign currency, at value	55	—	—
Receivables:
Due from custodian	—	1,565	—
Investment securities sold	—	32	242
Fund shares sold	11,662	4,650	9,460
Dividends from non-affiliates	1,597	3,436	961
Dividends from affiliates	11	4	11
Securities lending income (See Note 2.B)	2	1	8
Other assets	—	19	—
Total Assets	12,223,958	2,646,443	7,064,998
LIABILITIES:
Payables:
Investment securities purchased	9,821	3,075	11,290
Collateral received on securities loaned (See Note 2.B)	113,709	9,503	60,741
Fund shares redeemed	10,748	2,688	8,035
Accrued liabilities:
Investment advisory fees	5,120	1,256	3,596
Administration fees	315	51	298
Distribution fees	1,025	121	308
Service fees	1,354	284	471
Custodian and accounting fees	79	18	47
Trustees’ and Chief Compliance Officer’s fees	—	—(a)	—
Other	470	59	313
Total Liabilities	142,641	17,055	85,099
Net Assets	$12,081,317	$2,629,388	$6,979,899

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	29

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2022 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$8,556,152	$2,174,127	$6,613,107
Total distributable earnings (loss)	3,525,165	455,261	366,792
Total Net Assets:	$12,081,317	$2,629,388	$6,979,899
Net Assets:
Class A	$2,362,435	$526,401	$1,119,928
Class C	798,037	13,761	67,482
Class I	3,376,110	802,716	1,403,485
Class R2	4,972	552	42,153
Class R3	13,221	—	36,455
Class R4	15,452	—	19,437
Class R5	103,367	1	448,298
Class R6	5,407,723	1,285,957	3,842,661
Total	$12,081,317	$2,629,388	$6,979,899
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	104,883	10,953	37,862
Class C	44,546	307	3,399
Class I	141,957	16,319	38,321
Class R2	224	12	1,279
Class R3	588	—	1,019
Class R4	649	—	533
Class R5	4,204	—	11,980
Class R6	217,390	26,072	101,859
Net Asset Value (a):
Class A — Redemption price per share	$22.52	$48.06	$29.58
Class C — Offering price per share (b)	17.91	44.88	19.86
Class I — Offering and redemption price per share	23.78	49.19	36.62
Class R2 — Offering and redemption price per share	22.14	47.19	32.93
Class R3 — Offering and redemption price per share	22.48	—	35.80
Class R4 — Offering and redemption price per share	23.79	—	36.47
Class R5 — Offering and redemption price per share	24.59	49.42	37.42
Class R6 — Offering and redemption price per share	24.88	49.32	37.73
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$23.77	$50.72	$31.22
Cost of investments in non-affiliates	$8,268,517	$2,119,219	$6,358,755
Cost of investments in affiliates	269,719	96,450	260,535
Cost of foreign currency	55	—	—
Investment securities on loan, at value (See Note 2.B)	109,523	9,131	58,035
Cost of investment of cash collateral (See Note 2.B)	113,710	9,503	60,742

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$13,283,583	$9,262,079
Investments in affiliates, at value	515,116	338,719
Investments of cash collateral received from securities loaned, at value (See Note 2.B)	3,252	53,310
Cash	403	214
Receivables:
Investment securities sold	—	18,132
Fund shares sold	8,836	5,326
Dividends from non-affiliates	27,635	11,644
Dividends from affiliates	22	14
Securities lending income (See Note 2.B)	—(a)	5
Total Assets	13,838,847	9,689,443
LIABILITIES:
Payables:
Investment securities purchased	—	47,917
Collateral received on securities loaned (See Note 2.B)	3,252	53,310
Fund shares redeemed	17,633	6,207
Accrued liabilities:
Investment advisory fees	7,218	4,010
Administration fees	428	335
Distribution fees	367	415
Service fees	1,364	830
Custodian and accounting fees	87	55
Other	145	230
Total Liabilities	30,494	113,309
Net Assets	$13,808,353	$9,576,134

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	31

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2022 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$8,479,227	$6,303,345
Total distributable earnings (loss)	5,329,126	3,272,789
Total Net Assets:	$13,808,353	$9,576,134
Net Assets:
Class A	$1,203,015	$1,101,144
Class C	61,031	281,613
Class I	2,276,870	2,039,492
Class L	6,586,299	1,653,596
Class R2	59,842	292
Class R3	69,915	2,845
Class R4	22,574	118
Class R5	48,283	1,178
Class R6	3,480,524	4,495,856
Total	$13,808,353	$9,576,134
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	34,472	30,542
Class C	1,844	7,843
Class I	64,172	56,168
Class L	182,483	45,480
Class R2	1,822	8
Class R3	2,026	80
Class R4	640	3
Class R5	1,340	33
Class R6	96,450	123,780
Net Asset Value (a):
Class A — Redemption price per share	$34.90	$36.05
Class C — Offering price per share (b)	33.10	35.91
Class I — Offering and redemption price per share	35.48	36.31
Class L — Offering and redemption price per share	36.09	36.36
Class R2 — Offering and redemption price per share	32.84	35.56
Class R3 — Offering and redemption price per share	34.49	35.51
Class R4 — Offering and redemption price per share	35.29	36.30
Class R5 — Offering and redemption price per share	36.03	36.30
Class R6 — Offering and redemption price per share	36.09	36.32
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$36.83	$38.05
Cost of investments in non-affiliates	$9,099,882	$6,559,703
Cost of investments in affiliates	515,126	338,709
Investment securities on loan, at value (See Note 2.B)	3,211	51,393
Cost of investment of cash collateral (See Note 2.B)	3,252	53,312

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2022
(Amounts in thousands)

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$—
Interest income from affiliates	—(a)	—	1
Dividend income from non-affiliates	80,260	36,008	34,301
Dividend income from affiliates	527	258	580
Income from securities lending (net) (See Note 2.B)	266	58	345
Total investment income	81,053	36,324	35,227
EXPENSES:
Investment advisory fees	82,715	19,173	56,737
Administration fees	9,993	2,212	6,546
Distribution fees:
Class A	7,533	1,511	3,774
Class C	8,438	138	727
Class R2	5	3	265
Class R3	19	—	145
Service fees:
Class A	7,533	1,511	3,774
Class C	2,813	46	242
Class I	11,197	2,357	4,553
Class R2	2	2	133
Class R3	19	—	145
Class R4	50	—	58
Class R5	136	—(a)	650
Custodian and accounting fees	465	108	282
Professional fees	140	68	106
Trustees’ and Chief Compliance Officer’s fees	68	34	50
Printing and mailing costs	679	394	432
Registration and filing fees	745	235	663
Transfer agency fees (See Note 2.F)	325	56	393
Other	704	261	341
Total expenses	133,579	28,109	80,016
Less fees waived	(9,073)	(3,521)	(4,977)
Less expense reimbursements	(6)	(8)	(32)
Net expenses	124,500	24,580	75,007
Net investment income (loss)	(43,447)	11,744	(39,780)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	33

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2022 (continued)
(Amounts in thousands)
	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$300,465	$111,915	$157,284
Investments in affiliates	(64)	(31)	(66)
Foreign currency transactions	1	—	—(a)
Net realized gain (loss)	300,402	111,884	157,218
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(3,767,899)	(623,208)	(2,850,898)
Investments in affiliates	(7)	8	20
Foreign currency translations	1	—	—
Change in net unrealized appreciation/depreciation	(3,767,905)	(623,200)	(2,850,878)
Net realized/unrealized gains (losses)	(3,467,503)	(511,316)	(2,693,660)
Change in net assets resulting from operations	$(3,510,950)	$(499,572)	$(2,733,440)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—
Dividend income from non-affiliates	288,969	219,918
Dividend income from affiliates	847	614
Income from securities lending (net) (See Note 2.B)	37	56
Total investment income	289,853	220,588
EXPENSES:
Investment advisory fees	107,918	59,060
Administration fees	10,758	7,836
Distribution fees:
Class A	3,996	2,797
Class C	554	2,481
Class R2	355	2
Class R3	210	7
Service fees:
Class A	3,996	2,797
Class C	185	827
Class I	7,088	5,900
Class L	7,710	1,870
Class R2	178	—
Class R3	210	7
Class R4	66	3
Class R5	82	1
Custodian and accounting fees	529	344
Professional fees	155	116
Trustees’ and Chief Compliance Officer’s fees	73	56
Printing and mailing costs	557	369
Registration and filing fees	336	303
Transfer agency fees (See Note 2.F)	229	187
Other	931	407
Total expenses	146,116	85,370
Less fees waived	(10,826)	(6,468)
Less expense reimbursements	(72)	(30)
Net expenses	135,218	78,872
Net investment income (loss)	154,635	141,716
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	35

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2022 (continued)
(Amounts in thousands)
	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$1,794,415	$928,511
Investments in affiliates	(100)	(44)
Net realized gain (loss)	1,794,315	928,467
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(3,009,552)	(1,355,508)
Investments in affiliates	(8)	11
Change in net unrealized appreciation/depreciation	(3,009,560)	(1,355,497)
Net realized/unrealized gains (losses)	(1,215,245)	(427,030)
Change in net assets resulting from operations	$(1,060,610)	$(285,314)
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(43,447)	$(38,687)	$11,744	$5,871
Net realized gain (loss)	300,402	2,615,524	111,884	236,501
Change in net unrealized appreciation/depreciation	(3,767,905)	2,518,044	(623,200)	551,887
Change in net assets resulting from operations	(3,510,950)	5,094,881	(499,572)	794,259
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(450,846)	(248,914)	(45,467)	(51,016)
Class C	(205,934)	(129,471)	(1,466)	(2,405)
Class I	(627,636)	(360,812)	(74,927)	(43,367)
Class R2	(97)	(32)	(46)	(76)
Class R3	(738)	(192)	—	—
Class R4	(2,743)	(1,887)	—	—
Class R5	(18,769)	(12,763)	(6)	(111)
Class R6	(865,471)	(579,464)	(105,308)	(120,036)
Total distributions to shareholders	(2,172,234)	(1,333,535)	(227,220)	(217,011)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,985,664	207,286	530,638	611,112
NET ASSETS:
Change in net assets	(2,697,520)	3,968,632	(196,154)	1,188,360
Beginning of period	14,778,837	10,810,205	2,825,542	1,637,182
End of period	$12,081,317	$14,778,837	$2,629,388	$2,825,542
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	37

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(39,780)	$(38,812)	$154,635	$127,797
Net realized gain (loss)	157,218	977,630	1,794,315	1,768,173
Change in net unrealized appreciation/depreciation	(2,850,878)	1,605,407	(3,009,560)	4,261,488
Change in net assets resulting from operations	(2,733,440)	2,544,225	(1,060,610)	6,157,458
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(164,928)	(173,779)	(219,981)	(92,478)
Class C	(15,295)	(16,088)	(10,363)	(5,006)
Class I	(164,559)	(173,836)	(392,788)	(197,658)
Class L	—	—	(1,064,675)	(492,109)
Class R2	(5,456)	(5,377)	(10,249)	(4,986)
Class R3	(6,561)	(5,883)	(11,581)	(5,364)
Class R4	(1,915)	(1,774)	(4,055)	(2,242)
Class R5	(56,755)	(63,349)	(11,564)	(5,676)
Class R6	(391,225)	(329,350)	(571,247)	(264,623)
Total distributions to shareholders	(806,694)	(769,436)	(2,296,503)	(1,070,142)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,447,269	1,816,908	114,829	(751,266)
NET ASSETS:
Change in net assets	(2,092,865)	3,591,697	(3,242,284)	4,336,050
Beginning of period	9,072,764	5,481,067	17,050,637	12,714,587
End of period	$6,979,899	$9,072,764	$13,808,353	$17,050,637
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

	JPMorgan Value Advantage Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$141,716	$124,916
Net realized gain (loss)	928,467	961,470
Change in net unrealized appreciation/depreciation	(1,355,497)	2,800,518
Change in net assets resulting from operations	(285,314)	3,886,904
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(139,510)	(23,476)
Class C	(40,783)	(7,055)
Class I	(309,038)	(72,893)
Class L	(243,763)	(53,516)
Class R2	(32)	(7)
Class R3	(427)	(63)
Class R4	(206)	(1,188)
Class R5	(180)	(145)
Class R6	(643,793)	(133,423)
Total distributions to shareholders	(1,377,732)	(291,766)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	87,864	(1,143,741)
NET ASSETS:
Change in net assets	(1,575,182)	2,451,397
Beginning of period	11,151,316	8,699,919
End of period	$9,576,134	$11,151,316
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	39

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$559,491	$617,307	$120,225	$108,793
Distributions reinvested	434,059	240,271	45,435	50,959
Cost of shares redeemed	(501,025)	(591,206)	(84,870)	(103,045)
Change in net assets resulting from Class A capital transactions	492,525	266,372	80,790	56,707
Class C
Proceeds from shares issued	126,560	163,112	1,834	1,523
Distributions reinvested	200,976	125,552	1,462	2,405
Cost of shares redeemed	(297,542)	(301,892)	(7,072)	(8,655)
Change in net assets resulting from Class C capital transactions	29,994	(13,228)	(3,776)	(4,727)
Class I
Proceeds from shares issued	1,433,710	1,479,235	415,855	599,516
Distributions reinvested	592,526	337,895	74,821	43,123
Cost of shares redeemed	(1,638,548)	(1,078,748)	(344,560)	(236,107)
Change in net assets resulting from Class I capital transactions	387,688	738,382	146,116	406,532
Class R2
Proceeds from shares issued	4,940	300	144	191
Distributions reinvested	96	32	43	73
Cost of shares redeemed	(63)	(154)	(40)	(535)
Change in net assets resulting from Class R2 capital transactions	4,973	178	147	(271)
Class R3
Proceeds from shares issued	13,837	3,643	—	—
Distributions reinvested	628	163	—	—
Cost of shares redeemed	(2,665)	(434)	—	—
Change in net assets resulting from Class R3 capital transactions	11,800	3,372	—	—
Class R4
Proceeds from shares issued	2,734	2,600	—	—
Distributions reinvested	2,743	1,886	—	—
Cost of shares redeemed	(5,634)	(5,512)	—	—
Change in net assets resulting from Class R4 capital transactions	(157)	(1,026)	—	—
Class R5
Proceeds from shares issued	26,209	22,343	11	272
Distributions reinvested	18,390	12,555	6	111
Cost of shares redeemed	(34,294)	(70,249)	(82)	(1,462)
Change in net assets resulting from Class R5 capital transactions	10,305	(35,351)	(65)	(1,079)
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$2,520,752	$1,205,957	$465,999	$334,403
Distributions reinvested	863,104	578,133	105,241	119,998
Cost of shares redeemed	(1,335,320)	(2,535,503)	(263,814)	(300,451)
Change in net assets resulting from Class R6 capital transactions	2,048,536	(751,413)	307,426	153,950
Total change in net assets resulting from capital transactions	$2,985,664	$207,286	$530,638	$611,112
SHARE TRANSACTIONS:
Class A
Issued	18,429	20,460	2,069	1,925
Reinvested	13,885	8,308	776	961
Redeemed	(16,974)	(19,686)	(1,473)	(1,903)
Change in Class A Shares	15,340	9,082	1,372	983
Class C
Issued	5,063	6,449	34	28
Reinvested	8,062	5,236	27	48
Redeemed	(12,340)	(11,926)	(127)	(165)
Change in Class C Shares	785	(241)	(66)	(89)
Class I
Issued	46,780	46,557	6,894	10,207
Reinvested	17,977	11,160	1,248	795
Redeemed	(54,133)	(33,943)	(5,803)	(4,122)
Change in Class I Shares	10,624	23,774	2,339	6,880
Class R2
Issued	208	9	3	3
Reinvested	3	1	1	2
Redeemed	(2)	(5)	(1)	(9)
Change in Class R2 Shares	209	5	3	(4)
Class R3
Issued	502	116	—	—
Reinvested	20	6	—	—
Redeemed	(85)	(14)	—	—
Change in Class R3 Shares	437	108	—	—
Class R4
Issued	90	81	—	—
Reinvested	83	62	—	—
Redeemed	(165)	(177)	—	—
Change in Class R4 Shares	8	(34)	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	41

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class R5
Issued	797	696	—	5
Reinvested	540	403	—	2
Redeemed	(1,041)	(2,158)	(1)	(24)
Change in Class R5 Shares	296	(1,059)	(1)	(17)
Class R6
Issued	76,238	36,597	7,990	5,844
Reinvested	25,068	18,399	1,751	2,206
Redeemed	(41,492)	(76,164)	(4,449)	(5,296)
Change in Class R6 Shares	59,814	(21,168)	5,292	2,754
SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$193,417	$269,885	$231,582	$312,241
Distributions reinvested	159,203	168,194	205,806	84,258
Cost of shares redeemed	(247,726)	(265,651)	(503,800)	(421,860)
Change in net assets resulting from Class A capital transactions	104,894	172,428	(66,412)	(25,361)
Class C
Proceeds from shares issued	16,113	18,817	11,733	11,152
Distributions reinvested	15,070	15,598	10,091	4,875
Cost of shares redeemed	(28,440)	(29,254)	(21,161)	(50,512)
Change in net assets resulting from Class C capital transactions	2,743	5,161	663	(34,485)
Class I
Proceeds from shares issued	567,054	807,758	548,260	944,499
Distributions reinvested	155,839	163,157	372,132	187,286
Cost of shares redeemed	(609,174)	(572,464)	(1,137,558)	(1,167,802)
Change in net assets resulting from Class I capital transactions	113,719	398,451	(217,166)	(36,017)
Class L
Proceeds from shares issued	—	—	993,214	1,079,544
Distributions reinvested	—	—	1,015,481	466,015
Cost of shares redeemed	—	—	(1,694,626)	(2,003,837)
Change in net assets resulting from Class L capital transactions	—	—	314,069	(458,278)
Class R2
Proceeds from shares issued	18,906	19,596	9,585	11,087
Distributions reinvested	5,446	5,366	10,195	4,944
Cost of shares redeemed	(16,727)	(18,633)	(15,727)	(26,032)
Change in net assets resulting from Class R2 capital transactions	7,625	6,329	4,053	(10,001)
Class R3
Proceeds from shares issued	23,135	27,679	8,559	10,318
Distributions reinvested	6,481	5,811	10,954	5,120
Cost of shares redeemed	(41,250)	(19,436)	(20,468)	(16,546)
Change in net assets resulting from Class R3 capital transactions	(11,634)	14,054	(955)	(1,108)
Class R4
Proceeds from shares issued	14,507	15,324	11,063	29,189
Distributions reinvested	1,915	1,774	4,055	2,242
Cost of shares redeemed	(11,022)	(9,549)	(18,919)	(36,170)
Change in net assets resulting from Class R4 capital transactions	5,400	7,549	(3,801)	(4,739)
Class R5
Proceeds from shares issued	107,972	169,023	24,053	15,455
Distributions reinvested	53,207	59,609	11,552	5,671
Cost of shares redeemed	(193,440)	(178,446)	(62,665)	(28,691)
Change in net assets resulting from Class R5 capital transactions	(32,261)	50,186	(27,060)	(7,565)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	43

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$1,866,097	$1,731,741	$873,051	$880,233
Distributions reinvested	387,715	326,519	531,604	243,857
Cost of shares redeemed	(997,029)	(895,510)	(1,293,217)	(1,297,802)
Change in net assets resulting from Class R6 capital transactions	1,256,783	1,162,750	111,438	(173,712)
Total change in net assets resulting from capital transactions	$1,447,269	$1,816,908	$114,829	$(751,266)
SHARE TRANSACTIONS:
Class A
Issued	4,766	6,348	5,644	8,294
Reinvested	3,841	4,077	5,251	2,357
Redeemed	(6,293)	(6,207)	(13,249)	(11,461)
Change in Class A Shares	2,314	4,218	(2,354)	(810)
Class C
Issued	551	609	302	302
Reinvested	540	533	272	143
Redeemed	(1,052)	(951)	(551)	(1,473)
Change in Class C Shares	39	191	23	(1,028)
Class I
Issued	12,070	15,656	13,456	26,465
Reinvested	3,041	3,271	9,337	5,165
Redeemed	(12,606)	(11,073)	(27,722)	(31,205)
Change in Class I Shares	2,505	7,854	(4,929)	425
Class L
Issued	—	—	23,576	27,115
Reinvested	—	—	25,025	12,656
Redeemed	—	—	(40,417)	(52,480)
Change in Class L Shares	—	—	8,184	(12,709)
Class R2
Issued	405	411	245	308
Reinvested	118	118	276	146
Redeemed	(366)	(395)	(413)	(735)
Change in Class R2 Shares	157	134	108	(281)
Class R3
Issued	461	550	211	273
Reinvested	129	118	283	145
Redeemed	(856)	(384)	(506)	(451)
Change in Class R3 Shares	(266)	284	(12)	(33)
SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class R4
Issued	301	299	274	772
Reinvested	38	36	102	62
Redeemed	(218)	(183)	(462)	(892)
Change in Class R4 Shares	121	152	(86)	(58)
Class R5
Issued	2,162	3,227	576	389
Reinvested	1,017	1,172	285	154
Redeemed	(4,010)	(3,436)	(1,507)	(723)
Change in Class R5 Shares	(831)	963	(646)	(180)
Class R6
Issued	37,457	32,743	20,888	22,671
Reinvested	7,351	6,379	13,105	6,625
Redeemed	(20,244)	(17,096)	(30,623)	(33,322)
Change in Class R6 Shares	24,564	22,026	3,370	(4,026)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	45

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Value Advantage Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$299,267	$228,457
Distributions reinvested	131,124	21,985
Cost of shares redeemed	(192,533)	(256,183)
Change in net assets resulting from Class A capital transactions	237,858	(5,741)
Class C
Proceeds from shares issued	51,018	42,809
Distributions reinvested	40,129	6,902
Cost of shares redeemed	(106,948)	(152,617)
Change in net assets resulting from Class C capital transactions	(15,801)	(102,906)
Class I
Proceeds from shares issued	667,039	632,458
Distributions reinvested	281,851	67,804
Cost of shares redeemed	(866,946)	(1,288,594)
Change in net assets resulting from Class I capital transactions	81,944	(588,332)
Class L
Proceeds from shares issued	340,532	329,055
Distributions reinvested	234,993	51,517
Cost of shares redeemed	(477,379)	(753,164)
Change in net assets resulting from Class L capital transactions	98,146	(372,592)
Class R2
Proceeds from shares issued	129	81
Distributions reinvested	33	7
Cost of shares redeemed	(13)	(144)
Change in net assets resulting from Class R2 capital transactions	149	(56)
Class R3
Proceeds from shares issued	1,173	1,146
Distributions reinvested	338	51
Cost of shares redeemed	(1,128)	(488)
Change in net assets resulting from Class R3 capital transactions	383	709
Class R4
Proceeds from shares issued	192	3,069
Distributions reinvested	205	1,187
Cost of shares redeemed	(1,922)	(42,655)
Change in net assets resulting from Class R4 capital transactions	(1,525)	(38,399)
SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

	JPMorgan Value Advantage Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS: (continued)
Class R5
Proceeds from shares issued	$237	$839
Distributions reinvested	142	137
Cost of shares redeemed	(348)	(6,702)
Change in net assets resulting from Class R5 capital transactions	31	(5,726)
Class R6
Proceeds from shares issued	808,892	1,674,385
Distributions reinvested	643,064	133,248
Cost of shares redeemed	(1,765,277)	(1,838,331)
Change in net assets resulting from Class R6 capital transactions	(313,321)	(30,698)
Total change in net assets resulting from capital transactions	$87,864	$(1,143,741)
SHARE TRANSACTIONS:
Class A
Issued	7,374	6,264
Reinvested	3,380	627
Redeemed	(4,700)	(7,354)
Change in Class A Shares	6,054	(463)
Class C
Issued	1,255	1,112
Reinvested	1,041	198
Redeemed	(2,626)	(4,444)
Change in Class C Shares	(330)	(3,134)
Class I
Issued	16,246	17,384
Reinvested	7,212	1,924
Redeemed	(21,217)	(34,308)
Change in Class I Shares	2,241	(15,000)
Class L
Issued	8,313	9,182
Reinvested	6,003	1,461
Redeemed	(11,792)	(21,293)
Change in Class L Shares	2,524	(10,650)
Class R2
Issued	3	2
Reinvested	1	—(a)
Redeemed	—(a)	(4)
Change in Class R2 Shares	4	(2)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	47

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Value Advantage Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class R3
Issued	28	32
Reinvested	9	1
Redeemed	(28)	(14)
Change in Class R3 Shares	9	19
Class R4
Issued	4	89
Reinvested	5	34
Redeemed	(46)	(1,184)
Change in Class R4 Shares	(37)	(1,061)
Class R5
Issued	6	26
Reinvested	4	4
Redeemed	(9)	(184)
Change in Class R5 Shares	1	(154)
Class R6
Issued	20,027	43,621
Reinvested	16,442	3,783
Redeemed	(41,571)	(51,458)
Change in Class R6 Shares	(5,102)	(4,054)
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

THIS PAGE IS INTENTIONALLY LEFT BLANK

49

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Growth Advantage Fund
Class A
Year Ended June 30, 2022	$33.66	$(0.16)	$(6.04)	$(6.20)	$—	$(4.94)	$(4.94)
Year Ended June 30, 2021	25.27	(0.16)	11.67	11.51	—	(3.12)	(3.12)
Year Ended June 30, 2020	21.78	(0.08)	5.74	5.66	—	(2.17)	(2.17)
Year Ended June 30, 2019	21.73	(0.08)	1.89	1.81	—	(1.76)	(1.76)
Year Ended June 30, 2018	17.95	(0.12)	4.74	4.62	—	(0.84)	(0.84)
Class C
Year Ended June 30, 2022	27.83	(0.26)	(4.72)	(4.98)	—	(4.94)	(4.94)
Year Ended June 30, 2021	21.42	(0.26)	9.79	9.53	—	(3.12)	(3.12)
Year Ended June 30, 2020	18.86	(0.16)	4.89	4.73	—	(2.17)	(2.17)
Year Ended June 30, 2019	19.16	(0.16)	1.62	1.46	—	(1.76)	(1.76)
Year Ended June 30, 2018	15.99	(0.19)	4.20	4.01	—	(0.84)	(0.84)
Class I
Year Ended June 30, 2022	35.20	(0.09)	(6.39)	(6.48)	—	(4.94)	(4.94)
Year Ended June 30, 2021	26.29	(0.09)	12.18	12.09	(0.06)	(3.12)	(3.18)
Year Ended June 30, 2020	22.53	(0.02)	5.95	5.93	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.36	(0.03)	1.96	1.93	—	(1.76)	(1.76)
Year Ended June 30, 2018	18.40	(0.07)	4.87	4.80	—	(0.84)	(0.84)
Class R2
Year Ended June 30, 2022	33.24	(0.21)	(5.95)	(6.16)	—	(4.94)	(4.94)
Year Ended June 30, 2021	25.05	(0.24)	11.56	11.32	(0.01)	(3.12)	(3.13)
Year Ended June 30, 2020	21.67	(0.13)	5.68	5.55	—	(2.17)	(2.17)
Year Ended June 30, 2019	21.68	(0.13)	1.88	1.75	—	(1.76)	(1.76)
July 31, 2017 (f) through June 30, 2018	18.47	(0.14)	4.19	4.05	—	(0.84)	(0.84)
Class R3
Year Ended June 30, 2022	33.61	(0.14)	(6.05)	(6.19)	—	(4.94)	(4.94)
Year Ended June 30, 2021	25.27	(0.17)	11.68	11.51	(0.05)	(3.12)	(3.17)
Year Ended June 30, 2020	21.79	(0.08)	5.73	5.65	—	(2.17)	(2.17)
Year Ended June 30, 2019	21.74	(0.07)	1.88	1.81	—	(1.76)	(1.76)
Year Ended June 30, 2018	17.96	(0.11)	4.73	4.62	—	(0.84)	(0.84)
Class R4
Year Ended June 30, 2022	35.21	(0.10)	(6.38)	(6.48)	—	(4.94)	(4.94)
Year Ended June 30, 2021	26.29	(0.09)	12.17	12.08	(0.04)	(3.12)	(3.16)
Year Ended June 30, 2020	22.53	(0.02)	5.95	5.93	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.36	(0.03)	1.96	1.93	—	(1.76)	(1.76)
Year Ended June 30, 2018	18.40	(0.03)	4.83	4.80	—	(0.84)	(0.84)
Class R5
Year Ended June 30, 2022	36.18	(0.05)	(6.60)	(6.65)	—	(4.94)	(4.94)
Year Ended June 30, 2021	26.93	(0.05)	12.50	12.45	(0.08)	(3.12)	(3.20)
Year Ended June 30, 2020	23.00	0.01	6.09	6.10	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.76	0.01	1.99	2.00	—	(1.76)	(1.76)
Year Ended June 30, 2018	18.69	(0.04)	4.95	4.91	—	(0.84)	(0.84)
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$22.52	(22.53)%	$2,362,435	1.08%	(0.54)%	1.14%	33%
33.66	47.55	3,013,691	1.13	(0.54)	1.14	43
25.27	27.87	2,032,870	1.14	(0.36)	1.16	47
21.78	9.63	1,825,607	1.14	(0.38)	1.25	40
21.73	26.22	1,724,681	1.16	(0.57)	1.25	31

17.91	(22.90)	798,037	1.58	(1.05)	1.64	33
27.83	46.80	1,218,051	1.63	(1.04)	1.63	43
21.42	27.20	942,512	1.64	(0.86)	1.66	47
18.86	9.06	793,489	1.64	(0.88)	1.75	40
19.16	25.60	740,817	1.66	(1.07)	1.76	31

23.78	(22.33)	3,376,110	0.83	(0.29)	0.89	33
35.20	47.95	4,622,602	0.88	(0.29)	0.88	43
26.29	28.15	2,827,894	0.89	(0.11)	0.90	47
22.53	9.91	2,107,041	0.89	(0.12)	1.00	40
22.36	26.56	1,753,505	0.92	(0.32)	—	31

22.14	(22.71)	4,972	1.32	(0.75)	1.56	33
33.24	47.18	510	1.39	(0.79)	1.66	43
25.05	27.48	239	1.39	(0.59)	1.88	47
21.67	9.36	88	1.39	(0.61)	2.24	40
21.68	22.39	43	1.41	(0.77)	1.59	31

22.48	(22.54)	13,221	1.08	(0.50)	1.16	33
33.61	47.60	5,089	1.14	(0.54)	1.17	43
25.27	27.80	1,076	1.14	(0.36)	1.24	47
21.79	9.63	448	1.14	(0.36)	1.40	40
21.74	26.20	266	1.15	(0.53)	1.28	31

23.79	(22.32)	15,452	0.83	(0.30)	0.89	33
35.21	47.91	22,559	0.88	(0.29)	0.88	43
26.29	28.15	17,739	0.89	(0.11)	0.90	47
22.53	9.91	16,423	0.89	(0.12)	1.00	40
22.36	26.56	12,005	0.88	(0.16)	1.00	31

24.59	(22.18)	103,367	0.68	(0.15)	0.74	33
36.18	48.16	141,386	0.73	(0.14)	0.73	43
26.93	28.32	133,780	0.74	0.04	0.76	47
23.00	10.05	118,449	0.74	0.02	0.85	40
22.76	26.74	112,830	0.77	(0.18)	0.85	31
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	51

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Growth Advantage Fund (continued)
Class R6
Year Ended June 30, 2022	$36.52	$(0.01)	$(6.69)	$(6.70)	$—	$(4.94)	$(4.94)
Year Ended June 30, 2021	27.16	(0.01)	12.59	12.58	(0.10)	(3.12)	(3.22)
Year Ended June 30, 2020	23.15	0.03	6.15	6.18	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.87	0.03	2.01	2.04	—	(1.76)	(1.76)
Year Ended June 30, 2018	18.76	(0.02)	4.97	4.95	—	(0.84)	(0.84)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$24.88	(22.11)%	$5,407,723	0.58%	(0.03)%	0.64%	33%
36.52	48.28	5,754,949	0.63	(0.03)	0.63	43
27.16	28.49	4,854,095	0.64	0.14	0.65	47
23.15	10.18	4,527,544	0.64	0.12	0.75	40
22.87	26.86	4,347,440	0.67	(0.07)	0.75	31
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	53

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Equity Fund
Class A
Year Ended June 30, 2022	$62.14	$0.05	$(9.53)	$(9.48)	$—	$(4.60)	$(4.60)
Year Ended June 30, 2021	47.20	(0.03)	21.27	21.24	(0.08)	(6.22)	(6.30)
Year Ended June 30, 2020	50.52	0.13	0.78	0.91	(0.30)	(3.93)	(4.23)
Year Ended June 30, 2019	51.57	0.18	4.04	4.22	(0.13)	(5.14)	(5.27)
Year Ended June 30, 2018	48.53	—(d)	5.89	5.89	—	(2.85)	(2.85)
Class C
Year Ended June 30, 2022	58.61	(0.25)	(8.88)	(9.13)	—	(4.60)	(4.60)
Year Ended June 30, 2021	44.95	(0.29)	20.17	19.88	—	(6.22)	(6.22)
Year Ended June 30, 2020	48.32	(0.10)	0.71	0.61	(0.05)	(3.93)	(3.98)
Year Ended June 30, 2019	49.66	(0.04)	3.84	3.80	—	(5.14)	(5.14)
Year Ended June 30, 2018	47.05	(0.24)	5.70	5.46	—	(2.85)	(2.85)
Class I
Year Ended June 30, 2022	63.43	0.20	(9.75)	(9.55)	(0.09)	(4.60)	(4.69)
Year Ended June 30, 2021	48.07	0.13	21.66	21.79	(0.21)	(6.22)	(6.43)
Year Ended June 30, 2020	51.35	0.25	0.80	1.05	(0.40)	(3.93)	(4.33)
Year Ended June 30, 2019	52.32	0.33	4.07	4.40	(0.23)	(5.14)	(5.37)
Year Ended June 30, 2018	49.13	0.14	5.97	6.11	(0.07)	(2.85)	(2.92)
Class R2
Year Ended June 30, 2022	61.24	(0.09)	(9.36)	(9.45)	—	(4.60)	(4.60)
Year Ended June 30, 2021	46.64	(0.18)	21.00	20.82	—	(6.22)	(6.22)
Year Ended June 30, 2020	49.96	0.01	0.76	0.77	(0.16)	(3.93)	(4.09)
Year Ended June 30, 2019	51.08	0.05	4.00	4.05	(0.03)	(5.14)	(5.17)
Year Ended June 30, 2018	48.21	(0.14)	5.86	5.72	—	(2.85)	(2.85)
Class R5
Year Ended June 30, 2022	63.52	0.24	(9.74)	(9.50)	—	(4.60)	(4.60)
Year Ended June 30, 2021	48.11	0.16	21.74	21.90	(0.27)	(6.22)	(6.49)
Year Ended June 30, 2020	51.37	0.30	0.83	1.13	(0.46)	(3.93)	(4.39)
Year Ended June 30, 2019	52.35	0.41	4.06	4.47	(0.31)	(5.14)	(5.45)
Year Ended June 30, 2018	49.17	0.24	5.94	6.18	(0.15)	(2.85)	(3.00)
Class R6
Year Ended June 30, 2022	63.57	0.35	(9.78)	(9.43)	(0.22)	(4.60)	(4.82)
Year Ended June 30, 2021	48.14	0.26	21.71	21.97	(0.32)	(6.22)	(6.54)
Year Ended June 30, 2020	51.41	0.37	0.81	1.18	(0.52)	(3.93)	(4.45)
Year Ended June 30, 2019	52.39	0.43	4.09	4.52	(0.36)	(5.14)	(5.50)
Year Ended June 30, 2018	49.18	0.27	5.96	6.23	(0.17)	(2.85)	(3.02)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$48.06	(16.58)%	$526,401	1.15%	0.08%	1.26%	33%
62.14	47.31	595,304	1.14	(0.05)	1.26	54
47.20	2.20	405,857	1.14	0.28	1.26	49
50.52	9.92	451,118	1.13	0.37	1.26	34
51.57	12.37	402,897	1.17	0.01	1.25	31

44.88	(17.00)	13,761	1.65	(0.44)	1.77	33
58.61	46.59	21,836	1.63	(0.56)	1.75	54
44.95	1.69	20,753	1.64	(0.23)	1.76	49
48.32	9.37	24,071	1.63	(0.09)	1.76	34
49.66	11.83	27,666	1.67	(0.50)	1.76	31

49.19	(16.37)	802,716	0.90	0.33	1.02	33
63.43	47.67	886,782	0.89	0.23	1.00	54
48.07	2.46	341,317	0.89	0.53	1.01	49
51.35	10.20	301,071	0.88	0.65	1.00	34
52.32	12.68	326,026	0.89	0.26	1.00	31

47.19	(16.79)	552	1.40	(0.16)	1.66	33
61.24	46.94	555	1.38	(0.33)	1.59	54
46.64	1.96	623	1.39	0.03	1.55	49
49.96	9.63	524	1.38	0.10	1.57	34
51.08	12.09	443	1.43	(0.28)	1.57	31

49.42	(16.24)	1	0.74	0.39	0.91	33
63.52	47.89	74	0.74	0.29	0.87	54
48.11	2.62	871	0.74	0.61	0.86	49
51.37	10.37	6,073	0.73	0.81	0.86	34
52.35	12.83	6,499	0.75	0.47	0.85	31

49.32	(16.17)	1,285,957	0.65	0.59	0.76	33
63.57	48.03	1,320,991	0.64	0.45	0.75	54
48.14	2.72	867,761	0.64	0.75	0.76	49
51.41	10.48	2,008,540	0.63	0.87	0.75	34
52.39	12.93	1,970,177	0.67	0.51	0.75	31
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	55

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Growth Fund
Class A
Year Ended June 30, 2022	$46.20	$(0.31)	$(11.67)	$(11.98)	$—	$(4.64)	$(4.64)
Year Ended June 30, 2021	36.43	(0.36)	15.58	15.22	—	(5.45)	(5.45)
Year Ended June 30, 2020	32.94	(0.20)	6.50	6.30	—	(2.81)	(2.81)
Year Ended June 30, 2019	30.84	(0.17)	4.42	4.25	—	(2.15)	(2.15)
Year Ended June 30, 2018	27.99	(0.19)	5.18	4.99	—	(2.14)	(2.14)
Class C
Year Ended June 30, 2022	32.69	(0.36)	(7.83)	(8.19)	—	(4.64)	(4.64)
Year Ended June 30, 2021	27.15	(0.42)	11.41	10.99	—	(5.45)	(5.45)
Year Ended June 30, 2020	25.34	(0.28)	4.90	4.62	—	(2.81)	(2.81)
Year Ended June 30, 2019	24.37	(0.25)	3.37	3.12	—	(2.15)	(2.15)
Year Ended June 30, 2018	22.64	(0.27)	4.14	3.87	—	(2.14)	(2.14)
Class I
Year Ended June 30, 2022	55.95	(0.25)	(14.44)	(14.69)	—	(4.64)	(4.64)
Year Ended June 30, 2021	43.11	(0.28)	18.58	18.30	(0.01)	(5.45)	(5.46)
Year Ended June 30, 2020	38.37	(0.12)	7.67	7.55	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.44	(0.09)	5.17	5.08	—	(2.15)	(2.15)
Year Ended June 30, 2018	31.79	(0.10)	5.89	5.79	—	(2.14)	(2.14)
Class R2
Year Ended June 30, 2022	51.05	(0.47)	(13.01)	(13.48)	—	(4.64)	(4.64)
Year Ended June 30, 2021	39.90	(0.52)	17.12	16.60	—	(5.45)	(5.45)
Year Ended June 30, 2020	35.91	(0.31)	7.11	6.80	—	(2.81)	(2.81)
Year Ended June 30, 2019	33.49	(0.27)	4.84	4.57	—	(2.15)	(2.15)
Year Ended June 30, 2018	30.31	(0.28)	5.60	5.32	—	(2.14)	(2.14)
Class R3
Year Ended June 30, 2022	54.95	(0.41)	(14.10)	(14.51)	—	(4.64)	(4.64)
Year Ended June 30, 2021	42.53	(0.43)	18.30	17.87	—	(5.45)	(5.45)
Year Ended June 30, 2020	38.01	(0.23)	7.56	7.33	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.23	(0.20)	5.13	4.93	—	(2.15)	(2.15)
Year Ended June 30, 2018	31.71	(0.19)	5.85	5.66	—	(2.14)	(2.14)
Class R4
Year Ended June 30, 2022	55.76	(0.28)	(14.37)	(14.65)	—	(4.64)	(4.64)
Year Ended June 30, 2021	43.00	(0.31)	18.53	18.22	(0.01)	(5.45)	(5.46)
Year Ended June 30, 2020	38.30	(0.14)	7.65	7.51	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.40	(0.11)	5.16	5.05	—	(2.15)	(2.15)
Year Ended June 30, 2018	31.77	(0.12)	5.89	5.77	—	(2.14)	(2.14)
Class R5
Year Ended June 30, 2022	57.00	(0.20)	(14.74)	(14.94)	—	(4.64)	(4.64)
Year Ended June 30, 2021	43.81	(0.21)	18.90	18.69	(0.05)	(5.45)	(5.50)
Year Ended June 30, 2020	38.90	(0.06)	7.78	7.72	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.85	(0.04)	5.24	5.20	—	(2.15)	(2.15)
Year Ended June 30, 2018	32.09	(0.06)	5.96	5.90	—	(2.14)	(2.14)
SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$29.58	(28.80)%	$1,119,928	1.18%	(0.78)%	1.26%	45%
46.20	43.59	1,642,278	1.24	(0.85)	1.26	42
36.43	20.30	1,141,467	1.24	(0.62)	1.27	63
32.94	15.37	1,012,686	1.23	(0.56)	1.28	54
30.84	18.39	934,982	1.23	(0.62)	1.30	56

19.86	(29.14)	67,482	1.68	(1.28)	1.75	45
32.69	42.84	109,845	1.74	(1.36)	1.75	42
27.15	19.72	86,046	1.74	(1.12)	1.75	63
25.34	14.78	83,558	1.73	(1.06)	1.75	54
24.37	17.76	82,939	1.73	(1.12)	1.76	56

36.62	(28.62)	1,403,485	0.91	(0.50)	1.00	45
55.95	44.02	2,003,878	0.93	(0.54)	0.99	42
43.11	20.70	1,205,433	0.93	(0.31)	1.00	63
38.37	15.73	1,085,728	0.92	(0.25)	1.00	54
35.44	18.72	1,140,704	0.92	(0.30)	1.00	56

32.93	(29.02)	42,153	1.47	(1.06)	1.54	45
51.05	43.24	57,273	1.49	(1.10)	1.53	42
39.90	20.00	39,404	1.49	(0.87)	1.55	63
35.91	15.10	44,453	1.48	(0.81)	1.55	54
33.49	18.06	38,486	1.48	(0.87)	1.57	56

35.80	(28.82)	36,455	1.22	(0.82)	1.25	45
54.95	43.57	70,608	1.24	(0.86)	1.24	42
42.53	20.30	42,573	1.24	(0.61)	1.25	63
38.01	15.38	30,023	1.23	(0.56)	1.25	54
35.23	18.34	26,638	1.23	(0.54)	1.26	56

36.47	(28.65)	19,437	0.97	(0.56)	1.00	45
55.76	43.92	22,947	0.99	(0.60)	0.99	42
43.00	20.63	11,194	0.99	(0.37)	1.00	63
38.30	15.66	9,343	0.98	(0.31)	1.00	54
35.40	18.66	14,320	0.98	(0.33)	1.01	56

37.42	(28.53)	448,298	0.79	(0.39)	0.85	45
57.00	44.22	730,273	0.79	(0.40)	0.84	42
43.81	20.86	519,097	0.79	(0.17)	0.85	63
38.90	15.89	457,513	0.78	(0.11)	0.85	54
35.85	18.89	313,336	0.78	(0.16)	0.85	56
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	57

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Growth Fund (continued)
Class R6
Year Ended June 30, 2022	$57.39	$(0.16)	$(14.86)	$(15.02)	$—	$(4.64)	$(4.64)
Year Ended June 30, 2021	44.07	(0.19)	19.03	18.84	(0.07)	(5.45)	(5.52)
Year Ended June 30, 2020	39.09	(0.04)	7.83	7.79	—	(2.81)	(2.81)
Year Ended June 30, 2019	36.00	(0.02)	5.26	5.24	—	(2.15)	(2.15)
Year Ended June 30, 2018	32.20	(0.04)	5.98	5.94	—	(2.14)	(2.14)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$37.73	(28.47)%	$3,842,661	0.72%	(0.31)%	0.75%	45%
57.39	44.30	4,435,662	0.74	(0.35)	0.74	42
44.07	20.94	2,435,853	0.74	(0.11)	0.75	63
39.09	15.94	1,835,188	0.73	(0.05)	0.75	54
36.00	18.95	1,365,839	0.73	(0.11)	0.76	56
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	59

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Value Fund
Class A
Year Ended June 30, 2022	$43.69	$0.24	$(2.97)	$(2.73)	$(0.16)	$(5.90)	$(6.06)
Year Ended June 30, 2021	31.12	0.17	15.09	15.26	(0.29)	(2.40)	(2.69)
Year Ended June 30, 2020	38.02	0.33	(5.35)	(5.02)	(0.33)	(1.55)	(1.88)
Year Ended June 30, 2019	39.24	0.45	0.87	1.32	(0.38)	(2.16)	(2.54)
Year Ended June 30, 2018	37.80	0.20	2.14	2.34	(0.18)	(0.72)	(0.90)
Class C
Year Ended June 30, 2022	41.77	0.03	(2.80)	(2.77)	—	(5.90)	(5.90)
Year Ended June 30, 2021	29.77	(0.02)	14.44	14.42	(0.02)	(2.40)	(2.42)
Year Ended June 30, 2020	36.44	0.14	(5.14)	(5.00)	(0.12)	(1.55)	(1.67)
Year Ended June 30, 2019	37.68	0.26	0.83	1.09	(0.17)	(2.16)	(2.33)
Year Ended June 30, 2018	36.35	(0.02)	2.07	2.05	—	(0.72)	(0.72)
Class I
Year Ended June 30, 2022	44.30	0.34	(3.02)	(2.68)	(0.24)	(5.90)	(6.14)
Year Ended June 30, 2021	31.51	0.27	15.30	15.57	(0.38)	(2.40)	(2.78)
Year Ended June 30, 2020	38.48	0.43	(5.42)	(4.99)	(0.43)	(1.55)	(1.98)
Year Ended June 30, 2019	39.70	0.54	0.88	1.42	(0.48)	(2.16)	(2.64)
Year Ended June 30, 2018	38.24	0.30	2.16	2.46	(0.28)	(0.72)	(1.00)
Class L
Year Ended June 30, 2022	44.98	0.43	(3.09)	(2.66)	(0.33)	(5.90)	(6.23)
Year Ended June 30, 2021	31.96	0.36	15.51	15.87	(0.45)	(2.40)	(2.85)
Year Ended June 30, 2020	38.99	0.52	(5.48)	(4.96)	(0.52)	(1.55)	(2.07)
Year Ended June 30, 2019	40.21	0.62	0.90	1.52	(0.58)	(2.16)	(2.74)
Year Ended June 30, 2018	38.70	0.40	2.20	2.60	(0.37)	(0.72)	(1.09)
Class R2
Year Ended June 30, 2022	41.48	0.12	(2.78)	(2.66)	(0.08)	(5.90)	(5.98)
Year Ended June 30, 2021	29.67	0.07	14.36	14.43	(0.22)	(2.40)	(2.62)
Year Ended June 30, 2020	36.35	0.23	(5.11)	(4.88)	(0.25)	(1.55)	(1.80)
Year Ended June 30, 2019	37.64	0.31	0.86	1.17	(0.30)	(2.16)	(2.46)
Year Ended June 30, 2018	36.33	0.10	2.05	2.15	(0.12)	(0.72)	(0.84)
Class R3
Year Ended June 30, 2022	43.25	0.23	(2.94)	(2.71)	(0.15)	(5.90)	(6.05)
Year Ended June 30, 2021	30.83	0.17	14.95	15.12	(0.30)	(2.40)	(2.70)
Year Ended June 30, 2020	37.70	0.33	(5.30)	(4.97)	(0.35)	(1.55)	(1.90)
Year Ended June 30, 2019	38.97	0.39	0.91	1.30	(0.41)	(2.16)	(2.57)
Year Ended June 30, 2018	37.67	0.21	2.11	2.32	(0.30)	(0.72)	(1.02)
Class R4
Year Ended June 30, 2022	44.02	0.34	(3.00)	(2.66)	(0.17)	(5.90)	(6.07)
Year Ended June 30, 2021	31.34	0.27	15.20	15.47	(0.39)	(2.40)	(2.79)
Year Ended June 30, 2020	38.29	0.43	(5.40)	(4.97)	(0.43)	(1.55)	(1.98)
Year Ended June 30, 2019	39.56	0.50	0.90	1.40	(0.51)	(2.16)	(2.67)
Year Ended June 30, 2018	38.16	0.33	2.13	2.46	(0.34)	(0.72)	(1.06)
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$34.90	(7.73)%	$1,203,015	1.18%	0.57%	1.24%	16%
43.69	51.06	1,608,828	1.22	0.46	1.23	21
31.12	(14.13)	1,171,139	1.24	0.93	1.24	18
38.02	4.12	1,662,841	1.23	1.20	1.25	11
39.24	6.20	1,967,162	1.23	0.51	1.26	13

33.10	(8.17)	61,031	1.68	0.07	1.74	16
41.77	50.32	76,078	1.72	(0.05)	1.73	21
29.77	(14.58)	84,827	1.73	0.42	1.74	18
36.44	3.59	149,839	1.73	0.72	1.74	11
37.68	5.65	214,331	1.74	(0.06)	1.75	13

35.48	(7.50)	2,276,870	0.93	0.81	0.98	16
44.30	51.46	3,061,126	0.97	0.72	0.98	21
31.51	(13.93)	2,164,300	0.98	1.20	0.99	18
38.48	4.38	2,662,983	0.98	1.41	0.99	11
39.70	6.44	2,985,882	0.98	0.77	1.00	13

36.09	(7.35)	6,586,299	0.75	1.00	0.83	16
44.98	51.76	7,839,627	0.75	0.94	0.83	21
31.96	(13.71)	5,976,033	0.75	1.41	0.84	18
38.99	4.63	8,996,364	0.74	1.61	0.85	11
40.21	6.73	11,795,588	0.74	1.00	0.86	13

32.84	(7.97)	59,842	1.43	0.32	1.49	16
41.48	50.69	71,087	1.48	0.21	1.49	21
29.67	(14.36)	59,200	1.49	0.69	1.50	18
36.35	3.86	74,236	1.49	0.87	1.50	11
37.64	5.93	82,108	1.49	0.26	1.51	13

34.49	(7.75)	69,915	1.18	0.56	1.23	16
43.25	51.07	88,116	1.22	0.47	1.23	21
30.83	(14.13)	63,836	1.23	0.96	1.24	18
37.70	4.12	73,299	1.24	1.04	1.25	11
38.97	6.17	62,576	1.24	0.55	1.25	13

35.29	(7.50)	22,574	0.94	0.80	0.98	16
44.02	51.47	31,938	0.97	0.70	0.98	21
31.34	(13.93)	24,576	0.98	1.21	0.99	18
38.29	4.38	27,681	0.98	1.32	0.99	11
39.56	6.45	17,859	0.99	0.83	1.00	13
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	61

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Value Fund (continued)
Class R5
Year Ended June 30, 2022	$44.90	$0.40	$(3.06)	$(2.66)	$(0.31)	$(5.90)	$(6.21)
Year Ended June 30, 2021	31.90	0.33	15.49	15.82	(0.42)	(2.40)	(2.82)
Year Ended June 30, 2020	38.93	0.49	(5.48)	(4.99)	(0.49)	(1.55)	(2.04)
Year Ended June 30, 2019	40.15	0.58	0.90	1.48	(0.54)	(2.16)	(2.70)
Year Ended June 30, 2018	38.67	0.38	2.17	2.55	(0.35)	(0.72)	(1.07)
Class R6
Year Ended June 30, 2022	44.96	0.46	(3.08)	(2.62)	(0.35)	(5.90)	(6.25)
Year Ended June 30, 2021	31.94	0.37	15.51	15.88	(0.46)	(2.40)	(2.86)
Year Ended June 30, 2020	38.97	0.52	(5.47)	(4.95)	(0.53)	(1.55)	(2.08)
Year Ended June 30, 2019	40.19	0.58	0.94	1.52	(0.58)	(2.16)	(2.74)
Year Ended June 30, 2018	38.69	0.43	2.16	2.59	(0.37)	(0.72)	(1.09)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$36.03	(7.35)%	$48,283	0.78%	0.94%	0.83%	16%
44.90	51.69	89,178	0.82	0.87	0.83	21
31.90	(13.79)	69,110	0.83	1.34	0.83	18
38.93	4.52	95,243	0.83	1.50	0.84	11
40.15	6.61	84,457	0.84	0.96	0.85	13

36.09	(7.26)	3,480,524	0.68	1.07	0.73	16
44.96	51.83	4,184,659	0.72	0.97	0.73	21
31.94	(13.70)	3,101,566	0.73	1.46	0.74	18
38.97	4.63	3,272,999	0.73	1.52	0.74	11
40.19	6.71	1,073,888	0.74	1.08	0.75	13
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	63

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Value Advantage Fund
Class A
Year Ended June 30, 2022	$42.90	$0.41	$(1.67)	$(1.26)	$(0.32)	$(5.27)	$(5.59)
Year Ended June 30, 2021	29.53	0.34	14.04	14.38	(0.48)	(0.53)	(1.01)
Year Ended June 30, 2020	35.46	0.49	(5.04)	(4.55)	(0.45)	(0.93)	(1.38)
Year Ended June 30, 2019	35.38	0.55	1.68	2.23	(0.46)	(1.69)	(2.15)
Year Ended June 30, 2018	33.40	0.35(f)	2.26	2.61	(0.28)	(0.35)	(0.63)
Class C
Year Ended June 30, 2022	42.73	0.20	(1.65)	(1.45)	(0.10)	(5.27)	(5.37)
Year Ended June 30, 2021	29.38	0.16	13.99	14.15	(0.27)	(0.53)	(0.80)
Year Ended June 30, 2020	35.29	0.32	(5.04)	(4.72)	(0.26)	(0.93)	(1.19)
Year Ended June 30, 2019	35.20	0.38	1.68	2.06	(0.28)	(1.69)	(1.97)
Year Ended June 30, 2018	33.20	0.18(f)	2.24	2.42	(0.07)	(0.35)	(0.42)
Class I
Year Ended June 30, 2022	43.15	0.51	(1.68)	(1.17)	(0.40)	(5.27)	(5.67)
Year Ended June 30, 2021	29.71	0.43	14.13	14.56	(0.59)	(0.53)	(1.12)
Year Ended June 30, 2020	35.67	0.57	(5.06)	(4.49)	(0.54)	(0.93)	(1.47)
Year Ended June 30, 2019	35.60	0.62	1.70	2.32	(0.56)	(1.69)	(2.25)
Year Ended June 30, 2018	33.62	0.44(f)	2.28	2.72	(0.39)	(0.35)	(0.74)
Class L
Year Ended June 30, 2022	43.20	0.57	(1.68)	(1.11)	(0.46)	(5.27)	(5.73)
Year Ended June 30, 2021	29.73	0.49	14.14	14.63	(0.63)	(0.53)	(1.16)
Year Ended June 30, 2020	35.69	0.63	(5.07)	(4.44)	(0.59)	(0.93)	(1.52)
Year Ended June 30, 2019	35.62	0.72	1.64	2.36	(0.60)	(1.69)	(2.29)
Year Ended June 30, 2018	33.63	0.50(f)	2.29	2.79	(0.45)	(0.35)	(0.80)
Class R2
Year Ended June 30, 2022	42.46	0.31	(1.65)	(1.34)	(0.29)	(5.27)	(5.56)
Year Ended June 30, 2021	29.31	0.26	13.90	14.16	(0.48)	(0.53)	(1.01)
Year Ended June 30, 2020	35.24	0.40	(5.01)	(4.61)	(0.39)	(0.93)	(1.32)
Year Ended June 30, 2019	35.22	0.48	1.65	2.13	(0.42)	(1.69)	(2.11)
July 31, 2017 (g) through June 30, 2018	34.04	0.25(f)	1.64	1.89	(0.36)	(0.35)	(0.71)
Class R3
Year Ended June 30, 2022	42.36	0.41	(1.65)	(1.24)	(0.34)	(5.27)	(5.61)
Year Ended June 30, 2021	29.21	0.33	13.88	14.21	(0.53)	(0.53)	(1.06)
Year Ended June 30, 2020	35.08	0.48	(4.98)	(4.50)	(0.44)	(0.93)	(1.37)
Year Ended June 30, 2019	35.11	0.49	1.71	2.20	(0.54)	(1.69)	(2.23)
Year Ended June 30, 2018	33.24	0.35(f)	2.26	2.61	(0.39)	(0.35)	(0.74)
Class R4
Year Ended June 30, 2022	42.92	0.50	(1.67)	(1.17)	(0.18)	(5.27)	(5.45)
Year Ended June 30, 2021	29.56	0.42	14.06	14.48	(0.59)	(0.53)	(1.12)
Year Ended June 30, 2020	35.52	0.57	(5.04)	(4.47)	(0.56)	(0.93)	(1.49)
Year Ended June 30, 2019	35.47	0.62	1.69	2.31	(0.57)	(1.69)	(2.26)
Year Ended June 30, 2018	33.55	0.51(f)	2.20	2.71	(0.44)	(0.35)	(0.79)
SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$36.05	(3.78)%	$1,101,144	1.07%	0.99%	1.14%	23%
42.90	49.47	1,050,569	1.13	0.94	1.14	34
29.53	(13.60)	736,715	1.14	1.45	1.16	29
35.46	7.00	1,231,325	1.14	1.59	1.25	15
35.38	7.81	1,346,080	1.17	1.01(f)	1.25	23

35.91	(4.24)	281,613	1.58	0.48	1.65	23
42.73	48.75	349,246	1.63	0.45	1.64	34
29.38	(14.04)	332,229	1.64	0.94	1.66	29
35.29	6.45	522,878	1.64	1.08	1.75	15
35.20	7.27	591,602	1.67	0.51(f)	1.75	23

36.31	(3.54)	2,039,492	0.82	1.23	0.89	23
43.15	49.86	2,326,829	0.88	1.20	0.89	34
29.71	(13.39)	2,047,640	0.89	1.70	0.90	29
35.67	7.28	2,445,747	0.89	1.76	0.99	15
35.60	8.07	2,296,056	0.92	1.26(f)	1.00	23

36.36	(3.39)	1,653,596	0.68	1.38	0.74	23
43.20	50.10	1,855,713	0.73	1.35	0.74	34
29.73	(13.26)	1,593,954	0.74	1.85	0.75	29
35.69	7.41	2,569,596	0.74	2.04	0.84	15
35.62	8.29	3,255,993	0.74	1.42(f)	0.85	23

35.56	(4.02)	292	1.33	0.77	1.49	23
42.46	49.10	194	1.38	0.73	1.54	34
29.31	(13.82)	182	1.39	1.27	1.55	29
35.24	6.72	69	1.39	1.40	2.14	15
35.22	5.54	38	1.41	0.78(f)	1.61	23

35.51	(3.78)	2,845	1.08	1.00	1.17	23
42.36	49.46	3,020	1.13	0.92	1.17	34
29.21	(13.60)	1,519	1.14	1.43	1.18	29
35.08	7.00	2,241	1.14	1.44	1.26	15
35.11	7.82	1,132	1.15	1.01(f)	1.28	23

36.30	(3.53)	118	0.84	1.20	0.89	23
42.92	49.86	1,724	0.88	1.26	0.89	34
29.56	(13.40)	32,555	0.88	1.74	0.90	29
35.52	7.27	20,538	0.89	1.79	0.99	15
35.47	8.07	17,231	0.89	1.43(f)	1.00	23
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	65

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Value Advantage Fund (continued)
Class R5
Year Ended June 30, 2022	$43.12	$0.57	$(1.69)	$(1.12)	$(0.43)	$(5.27)	$(5.70)
Year Ended June 30, 2021	29.67	0.49	14.11	14.60	(0.62)	(0.53)	(1.15)
Year Ended June 30, 2020	35.62	0.63	(5.05)	(4.42)	(0.60)	(0.93)	(1.53)
Year Ended June 30, 2019	35.57	0.65	1.71	2.36	(0.62)	(1.69)	(2.31)
Year Ended June 30, 2018	33.59	0.50(f)	2.28	2.78	(0.45)	(0.35)	(0.80)
Class R6
Year Ended June 30, 2022	43.16	0.61	(1.68)	(1.07)	(0.50)	(5.27)	(5.77)
Year Ended June 30, 2021	29.71	0.52	14.13	14.65	(0.67)	(0.53)	(1.20)
Year Ended June 30, 2020	35.67	0.66	(5.06)	(4.40)	(0.63)	(0.93)	(1.56)
Year Ended June 30, 2019	35.60	0.71	1.70	2.41	(0.65)	(1.69)	(2.34)
Year Ended June 30, 2018	33.61	0.54(f)	2.26	2.80	(0.46)	(0.35)	(0.81)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$36.30	(3.40)%	$1,178	0.68%	1.38%	0.74%	23%
43.12	50.12	1,365	0.73	1.41	0.74	34
29.67	(13.25)	5,529	0.74	1.85	0.75	29
35.62	7.41	8,018	0.74	1.85	0.84	15
35.57	8.25	6,114	0.76	1.41(f)	0.88	23

36.32	(3.30)	4,495,856	0.58	1.47	0.64	23
43.16	50.23	5,562,656	0.63	1.44	0.64	34
29.71	(13.18)	3,949,596	0.64	1.96	0.65	29
35.67	7.57	4,025,348	0.64	2.02	0.74	15
35.60	8.31	3,869,991	0.67	1.52(f)	0.75	23
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	67

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (“JPM I") and JPMorgan Trust II (“JPM II") (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.
J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”) was organized as a Massachusetts business trust on September 23, 1997, as an open-end management investment company.
J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG,” and with JPM I, JPM II and JPMMFIT, collectively, the “Trusts”) was organized as a Maryland corporation on August 19, 1997, as an open-end management investment company.
The following are 5 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Trust	Diversification Classification
JPMorgan Growth Advantage Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPMMFIT	Diversified
JPMorgan Mid Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan Mid Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Mid Cap Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPMFMFG	Diversified
JPMorgan Value Advantage Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
The investment objective of JPMorgan Growth Advantage Fund (“Growth Advantage Fund”) and JPMorgan Mid Cap Equity Fund (“Mid Cap Equity Fund”) is to seek to provide long-term capital growth.
The investment objective of JPMorgan Mid Cap Growth Fund (“Mid Cap Growth Fund”) is to seek growth of capital.
The investment objective of JPMorgan Mid Cap Value Fund (“Mid Cap Value Fund”) is to seek growth from capital appreciation.
The investment objective of JPMorgan Value Advantage Fund (“Value Advantage Fund”) is to seek to provide long-term total return from a combination of income and capital gains.
Class L Shares of Mid Cap Value Fund and Value Advantage Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Funds unless they meet certain requirements as described in the Funds’ prospectus.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

68	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the "Boards"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.
The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds' investments. The Administrator implements the valuation policies of the Funds' investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Growth Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$12,210,496	$—	$—	$12,210,496

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,636,655	$—	$—	$2,636,655

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,054,114	$—	$—	$7,054,114

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$13,801,951	$—	$—	$13,801,951

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	69

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
Value Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$9,654,108	$—	$—	$9,654,108

(a)	Please refer to the SOI for specifics of portfolio holdings.
B. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of June 30, 2022.
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Growth Advantage Fund	$109,523	$(109,523)	$—
Mid Cap Equity Fund	9,131	(9,131)	—
Mid Cap Growth Fund	58,035	(58,035)	—
Mid Cap Value Fund	3,211	(3,211)	—
Value Advantage Fund	51,393	(51,393)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

70	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the year ended June 30, 2022, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
Growth Advantage Fund	$11
Mid Cap Equity Fund	3
Mid Cap Growth Fund	16
Mid Cap Value Fund	3
Value Advantage Fund	4
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Growth Advantage Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$159,510	$4,117,123	$4,006,818	$(64)	$(17)	$269,734	269,680	$527	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (a) (b)	133,201	1,392,000	1,424,001	(102)*	10	101,108	101,169	161*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	16,751	604,465	608,615	—	—	12,601	12,600	16*	—
Total	$309,462	$6,113,588	$6,039,434	$(166)	$(7)	$383,443		$704	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Mid Cap Equity Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$64,465	$891,179	$859,154	$(31)	$5	$96,464	96,445	$258	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (a) (b)	52,990	289,000	334,000	(21)*	3	7,972	7,977	38*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	6,929	125,935	131,333	—	—	1,531	1,531	5*	—
Total	$124,384	$1,306,114	$1,324,487	$(52)	$8	$105,967		$301	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	71

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
Mid Cap Growth Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$190,144	$2,525,981	$2,455,507	$(66)	$3	$260,555	260,503	$580	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (a) (b)	238,992	1,362,999	1,548,000	(144)*	17	53,864	53,897	257*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	26,765	774,842	794,730	—	—	6,877	6,877	28*	—
Total	$455,901	$4,663,822	$4,798,237	$(210)	$20	$321,296		$865	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Mid Cap Value Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$334,195	$2,994,740	$2,813,710	$(100)	$(9)	$515,116	515,013	$847	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (a) (b)	18,535	408,001	424,300	(37)*	1	2,200	2,201	33*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	3,666	239,646	242,260	—	—	1,052	1,052	5*	—
Total	$356,396	$3,642,387	$3,480,270	$(137)	$(8)	$518,368		$885	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Value Advantage Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$360,095	$3,736,948	$3,758,288	$(44)	$8	$338,719	338,651	$614	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (a) (b)	41,074	624,998	619,000	(22)*	3	47,053	47,081	111*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	5,968	451,028	450,739	—	—	6,257	6,257	18*	—
Total	$407,137	$4,812,974	$4,828,027	$(66)	$11	$392,029		$743	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.

72	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

(b)	The rate shown is the current yield as of June 30, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).
D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.
E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Dividend income is recorded on the ex-dividend date or when a Fund first learns of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
F. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2022 are as follows:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Growth Advantage Fund
Transfer agency fees	$112	$51	$78	n/a	$2	$1	$—(a)	$3	$78	$325
Mid Cap Equity Fund
Transfer agency fees	6	1	29	n/a	1	n/a	n/a	—(a)	19	56
Mid Cap Growth Fund
Transfer agency fees	216	6	39	n/a	20	2	1	8	101	393
Mid Cap Value Fund
Transfer agency fees	77	3	35	$19	6	2	1	1	85	229
Value Advantage Fund
Transfer agency fees	45	26	47	23	—(a)	1	—(a)	—(a)	45	187

(a)	Amount rounds to less than one thousand.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	73

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of June 30, 2022, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Growth Advantage Fund	$(29,807)	$48,787	$(18,980)
Mid Cap Equity Fund	—	(814)	814
Mid Cap Growth Fund	(23,035)	44,687	(21,652)
Mid Cap Value Fund	155,920	(1,485)	(154,435)
Value Advantage Fund	—	(223)	223
The reclassifications for the Funds relate primarily to certain investments and tax equalization.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund's respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.55%
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Value Advantage Fund	0.55
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund's respective average daily net assets, plus 0.050% of each Fund's respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund's respective average daily net assets between $20 billion and $25 billion, plus 0.010% of each Fund's respective average daily net assets in excess of $25 billion. For the year ended June 30, 2022, the effective rate was 0.075% of each Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

74	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, Fund pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C	Class R2	Class R3
Growth Advantage Fund	0.25%	0.75%	0.50%	0.25%
Mid Cap Equity Fund	0.25	0.75	0.50	n/a
Mid Cap Growth Fund	0.25	0.75	0.50	0.25
Mid Cap Value Fund	0.25	0.75	0.50	0.25
Value Advantage Fund	0.25	0.75	0.50	0.25
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2022, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Growth Advantage Fund	$516	$3
Mid Cap Equity Fund	96	—(a)
Mid Cap Growth Fund	104	1
Mid Cap Value Fund	71	—(a)
Value Advantage Fund	182	—(a)

(a)	Amount rounds to less than one thousand.
D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.25%	0.25%	0.10%
Mid Cap Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
Mid Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Mid Cap Value Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Value Advantage Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	75

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Growth Advantage Fund	1.04% (1)	1.54% (1)	0.79% (1)	n/a	1.30% (1)	1.05% (1)	0.80% (1)	0.65% (1)	0.55%(1)
Mid Cap Equity Fund	1.14	1.64	0.89	n/a	1.39	n/a	n/a	0.74	0.64
Mid Cap Growth Fund	1.14(2)	1.64(2)	0.89(2)	n/a	1.45(2)	1.20(2)	0.95(2)	0.79	0.70(2)
Mid Cap Value Fund	1.14(3)	1.64(3)	0.89(3)	0.75%(3)	1.40(3)	1.15(3)	0.90(3)	0.75(3)	0.65(3)
Value Advantage Fund	1.04(4)	1.54(4)	0.79(4)	0.75(4)	1.30(4)	1.05(4)	0.80(4)	0.65(4)	0.55(4)

(1)
Prior to November 1, 2021, the contractual expense limitation was 1.14%, 1.64%, 0.89%, 1.39%, 1.14%, n/a, n/a and n/a for Class A, Class C,
Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively.

(2)
Prior to November 1, 2021, the contractual expense limitation was 1.24%, n/a, 0.93%, 1.49%, n/a, 0.99% and 0.74% for Class A, Class C, Class I,
Class R2, Class R3, Class R4 and Class R6 Shares, respectively.

(3)
Prior to November 1, 2021, the contractual expense limitation was 1.24%, 1.75%, 0.99%, 1.50%, 1.25%, 1.00%, 0.85% and 0.73% for Class A,
Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively.

(4)
Prior to November 1, 2021, the contractual expense limitation was 1.14%, 1.64%, 0.89%, 1.39%, 1.14%, 0.89%, 0.74% and 0.64% for Class A,
Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively.

The expense limitation agreements were in effect for the year ended June 30, 2022 and are in place until at least February 28, 2023.
For the year ended June 30, 2022, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Growth Advantage Fund	$4,925	$3,283	$653	$8,861	$6
Mid Cap Equity Fund	2,048	1,366	25	3,439	8
Mid Cap Growth Fund	1,609	1,066	2,090	4,765	32
Mid Cap Value Fund	4,889	3,250	2,478	10,617	72
Value Advantage Fund	3,525	2,350	339	6,214	30
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund's investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the year ended June 30, 2022 were as follows:

Growth Advantage Fund	$210
Mid Cap Equity Fund	81
Mid Cap Growth Fund	211
Mid Cap Value Fund	207
Value Advantage Fund	252
Effective January 1, 2022, JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the period January 1, 2022 through June 30, 2022 the amount of these waivers were as follows:

Growth Advantage Fund	$2
Mid Cap Equity Fund	1

76	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

Mid Cap Growth Fund	$1
Mid Cap Value Fund	2
Value Advantage Fund	2
G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the year ended June 30, 2022, Growth Advantage Fund, Mid Cap Equity Fund and Mid Cap Growth Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the year ended June 30, 2022, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Growth Advantage Fund	$5,401,617	$4,800,581
Mid Cap Equity Fund	1,245,305	954,747
Mid Cap Growth Fund	4,398,395	3,846,285
Mid Cap Value Fund	2,577,901	4,829,422
Value Advantage Fund	2,378,926	3,387,709
During the year ended June 30, 2022, there were no purchases or sales of U.S. Government securities.
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2022 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$8,721,668	$4,343,614	$854,786	$3,488,828
Mid Cap Equity Fund	2,255,005	550,010	168,360	381,650
Mid Cap Growth Fund	6,732,372	1,149,047	827,306	321,741
Mid Cap Value Fund	9,649,345	4,689,266	536,660	4,152,606
Value Advantage Fund	7,028,273	2,998,632	372,797	2,625,835
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	77

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
The tax character of distributions paid during the year ended June 30, 2022 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Growth Advantage Fund	$397,925	$1,774,309	$2,172,234
Mid Cap Equity Fund	39,511	187,709	227,220
Mid Cap Growth Fund	137,981	668,713	806,694
Mid Cap Value Fund	283,763	2,012,740	2,296,503
Value Advantage Fund	322,218	1,055,514	1,377,732

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended June 30, 2021 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Growth Advantage Fund	$173,658	$1,159,877	$1,333,535
Mid Cap Equity Fund	34,787	182,224	217,011
Mid Cap Growth Fund	98,717	670,719	769,436
Mid Cap Value Fund	166,699	903,443	1,070,142
Value Advantage Fund	156,787	134,979	291,766

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
As of June 30, 2022, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$—	$418,889	$3,488,829
Mid Cap Equity Fund	6,266	89,559	381,650
Mid Cap Growth Fund	—	335,005	321,742
Mid Cap Value Fund	149,662	1,027,143	4,152,606
Value Advantage Fund	72,748	580,890	2,625,835
The cumulative timing differences primarily consist of certain investments, ordinary loss deferrals, post-October loss deferrals and wash sale loss deferrals.
As of June 30, 2022, the Funds did not have any net capital loss carryforwards.
Net capital losses (gains) and specified ordinary losses incurred after October 31 and late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended June 30, 2022, the Funds deferred to July 1, 2022 the following net capital losses (gains), specified ordinary losses and late year ordinary losses of:
	Net Capital Losses (Gains) Short-Term
		Late Year Ordinary Loss Deferral
Growth Advantage Fund	$369,321	$13,144
Mid Cap Equity Fund	22,152	—
Mid Cap Growth Fund	274,491	15,353
Value Advantage Fund	6,581	—

78	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended June 30, 2022.
The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Funds' borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 31, 2022.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2022.
The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 9, 2022, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a change in the interest associated with any borrowing to the higher, on the day of the borrowing, of (a) the federal funds effective rate, or (b) the one-month Adjusted SOFR Rate plus the Applicable Margin.
The Funds did not utilize the Credit Facility during the year ended June 30, 2022.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of June 30, 2022, the Funds had individual shareholders and/or non-affiliated omnibus accounts each owning more than 10% of the respective Fund's outstanding shares as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Growth Advantage Fund	1	13.2%	1	23.8%
Mid Cap Equity Fund	—	—	2	68.4
Mid Cap Growth Fund	—	—	2	29.3
Mid Cap Value Fund	—	—	3	44.0
Value Advantage Fund	—	—	2	25.7
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	79

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
As of June 30, 2022, the Funds owned in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds:
JPMorgan SmartRetirement Funds
Growth Advantage Fund	16.0%
Value Advantage Fund	20.1
Because Mid Cap Value Fund invests in Real Estate Investment Trusts (“REITs”), the Fund may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund's loans, notes, derivatives and other instruments or investments comprising some or all of a Fund's investments and result in costs incurred in connection with changing reference rates used for positions closing out positions and entering into new trades. Certain of a Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

80	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of J.P. Morgan Mutual Fund Investment Trust, J.P. Morgan Fleming Mutual Fund Group, Inc., JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Growth Advantage Fund, JPMorgan Mid Cap Value Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Value Advantage Fund and JPMorgan Mid Cap Growth Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Growth Advantage Fund (constituting J.P. Morgan Mutual Fund Investment Trust), JPMorgan Mid Cap Value Fund (constituting J.P. Morgan Fleming Mutual Fund Group, Inc.), JPMorgan Mid Cap Equity Fund and JPMorgan Value Advantage Fund (two of the funds constituting JPMorgan Trust I) and JPMorgan Mid Cap Growth Fund (one of the funds constituting JPMorgan Trust II) (hereafter collectively referred to as the "Funds") as of June 30, 2022, the related statements of operations for the year ended June 30, 2022, the statements of changes in net assets for each of the two years in the period ended June 30, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
New York, New York
August 29, 2022
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	81

TRUSTEES
(Unaudited)
The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	167	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present)
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered brokerdealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	167	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	167	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	167
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America U.S. Holdings (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	167	None

82	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	167	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	167
Advisory Board Member, Penso
Advisors LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	167
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	167	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	167	None
Marilyn McCoy (1948); Trustee since 2005.	Vice President of Administration and Planning, Northwestern University (1985-present).	167	None

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	83

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Dr. Robert A. Oden, Jr. (1946); Trustee since 2005.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	167
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021);Trustee, Dartmouth-
Hitchcock MedicalCenter (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	167	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2022.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	167
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of the Global ETF Business for JPMorgan Asset Management (2013-2017); Head of the Global Liquidity Business for JPMorgan Asset Management (2003-2013).	167	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	167	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee(2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the Mutual Fund Board, the ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the
Trustee attains the age of 75, provided that any Board member who was a member of the Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (167 J.P. Morgan Funds).

84	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from
JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January
2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	85

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)**	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Matthew Beck (1988), Assistant Secretary (2021)***
Vice President and Assistant General Counsel, JPMorgan Chase since May 2021; Senior Legal Counsel, Ultimus
Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from April 2014 through May 2018.

Kiesha Astwood-Smith (1973), Assistant Secretary (2021)**
Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Senior Director and Counsel,
Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from 2015 to
2021.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)**
Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and
Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.
Max Vogel (1990), Assistant Secretary (2021)**
Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Associate, Proskauer Rose
LLP (law firm) from March 2017 through June 2021; Associate, Stroock & Stroock & Lavan LLP (law firm) from
October 2015 through March 2017.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

86	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.
**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.
***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	87

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2022, and continued to hold your shares at the end of the reporting period, June 30, 2022.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Growth Advantage Fund
Class A
Actual	$1,000.00	$709.30	$4.45	1.05%
Hypothetical	1,000.00	1,019.59	5.26	1.05
Class C
Actual	1,000.00	707.30	6.56	1.55
Hypothetical	1,000.00	1,017.11	7.75	1.55
Class I
Actual	1,000.00	710.30	3.35	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Class R2
Actual	1,000.00	708.30	5.51	1.30
Hypothetical	1,000.00	1,018.35	6.51	1.30
Class R3
Actual	1,000.00	709.10	4.49	1.06
Hypothetical	1,000.00	1,019.54	5.31	1.06
Class R4
Actual	1,000.00	710.10	3.39	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Class R5
Actual	1,000.00	710.90	2.76	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Class R6
Actual	1,000.00	711.30	2.33	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55

88	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Mid Cap Equity Fund
Class A
Actual	$1,000.00	$798.70	$5.13	1.15%
Hypothetical	1,000.00	1,019.09	5.76	1.15
Class C
Actual	1,000.00	796.70	7.35	1.65
Hypothetical	1,000.00	1,016.61	8.25	1.65
Class I
Actual	1,000.00	799.70	4.02	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class R2
Actual	1,000.00	797.80	6.24	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
Class R5
Actual	1,000.00	800.30	3.30	0.74
Hypothetical	1,000.00	1,021.13	3.71	0.74
Class R6
Actual	1,000.00	800.70	2.90	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
JPMorgan Mid Cap Growth Fund
Class A
Actual	1,000.00	699.00	4.80	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class C
Actual	1,000.00	697.30	6.94	1.65
Hypothetical	1,000.00	1,016.61	8.25	1.65
Class I
Actual	1,000.00	699.80	3.75	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R2
Actual	1,000.00	697.80	6.10	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Class R3
Actual	1,000.00	698.80	5.05	1.20
Hypothetical	1,000.00	1,018.84	6.01	1.20
Class R4
Actual	1,000.00	699.70	4.00	0.95
Hypothetical	1,000.00	1,020.08	4.76	0.95
Class R5
Actual	1,000.00	700.20	3.33	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Class R6
Actual	1,000.00	700.60	2.95	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70
JPMorgan Mid Cap Value Fund
Class A
Actual	1,000.00	865.80	5.27	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class C
Actual	1,000.00	863.60	7.58	1.64
Hypothetical	1,000.00	1,016.66	8.20	1.64

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	89

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Mid Cap Value Fund (continued)
Class I
Actual	$1,000.00	$866.80	$4.12	0.89%
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class L
Actual	1,000.00	867.30	3.47	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R2
Actual	1,000.00	864.70	6.47	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
Class R3
Actual	1,000.00	865.70	5.32	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15
Class R4
Actual	1,000.00	866.90	4.17	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class R5
Actual	1,000.00	867.60	3.47	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R6
Actual	1,000.00	868.00	3.01	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
JPMorgan Value Advantage Fund
Class A
Actual	1,000.00	909.40	4.92	1.04
Hypothetical	1,000.00	1,019.64	5.21	1.04
Class C
Actual	1,000.00	907.50	7.28	1.54
Hypothetical	1,000.00	1,017.16	7.70	1.54
Class I
Actual	1,000.00	910.70	3.74	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Class L
Actual	1,000.00	911.30	3.08	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Class R2
Actual	1,000.00	908.30	6.15	1.30
Hypothetical	1,000.00	1,018.35	6.51	1.30
Class R3
Actual	1,000.00	909.60	4.97	1.05
Hypothetical	1,000.00	1,019.59	5.26	1.05
Class R4
Actual	1,000.00	910.70	3.79	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Class R5
Actual	1,000.00	911.40	3.08	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Class R6
Actual	1,000.00	911.60	2.61	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

90	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report have adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2022, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. During the Program Reporting Period, the Program was amended, pursuant to an exemptive order from the Securities and Exchange Commission, to permit the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. The
Report discussed the implementation of these changes. No other material changes were made to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the exemptive order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	91

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2022. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2022. The information necessary to complete your income tax returns for the calendar year ending December 31, 2022 will be provided under separate cover.
Dividends Received Deduction (DRD)
Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2022:
Dividends Received Deduction
JPMorgan Growth Advantage Fund	19.05%
JPMorgan Mid Cap Equity Fund	79.42
JPMorgan Mid Cap Growth Fund	22.03
JPMorgan Mid Cap Value Fund	92.87
JPMorgan Value Advantage Fund	62.99
Long Term Capital Gain
Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2022:
Long-Term Capital Gain Distribution
JPMorgan Growth Advantage Fund	$1,774,309
JPMorgan Mid Cap Equity Fund	187,709
JPMorgan Mid Cap Growth Fund	668,713
JPMorgan Mid Cap Value Fund	2,012,740
JPMorgan Value Advantage Fund	1,055,514
Qualified Dividend Income (QDI)
Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2022:
Qualified Dividend Income
JPMorgan Growth Advantage Fund	$78,076
JPMorgan Mid Cap Equity Fund	31,706
JPMorgan Mid Cap Growth Fund	32,616
JPMorgan Mid Cap Value Fund	263,930
JPMorgan Value Advantage Fund	207,543
Section 199A Income
The following funds had the following amount, or maximum allowable amount, of ordinary income distributions treated as 199A dividends for the fiscal year ended June 30, 2021.
JPMorgan Mid Cap Equity Fund	$2,063

92	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

Rev. January 2011
FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◾Social Security number and account balances
◾transaction history and account transactions
◾checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’
personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s),respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds protect my personal information?	We collect your personal information, for example, when you:
◾open an account or provide contact information
◾give us your account information or pay us by check
◾make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
◾sharing for affiliates’ everyday business purposes – information about your creditworthiness
◾affiliates from using your information to market to you
◾sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
◾J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
◾J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
◾J.P. Morgan Funds doesn’t jointly market.

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of  JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. June 2022.
AN-MC-622

Annual Report
J.P. Morgan Small Cap Funds
June 30, 2022
JPMorgan Small Cap Blend Fund
JPMorgan Small Cap Equity Fund
JPMorgan Small Cap Growth Fund
JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)
JPMorgan Small Cap Value Fund
JPMorgan SMID Cap Equity Fund
JPMorgan U.S. Small Company Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
August 8, 2022 (Unaudited)
Dear Shareholder,

“It remains essential, in our view, that
investors consider the potential
benefits of portfolio diversification
that adapts to near-term market
conditions while cultivating long-term
opportunities.”
— Andrea L. Lisher

The global economic rebound that marked 2021 has been sapped of much of its strength in 2022 by accelerating inflation and rising interest rates, the conflict in Ukraine and the ongoing global impacts of the pandemic. The uncertain economic picture has proven to be particularly challenging for investors.
U.S. equity prices, which had largely led a decade-long rally in global equity, fell sharply in 2022 and turned in their worst first-half performance since 1970. In general, only select U.S. Treasury bonds and U.S. core fixed income saw increased investor demand amid the sell-off in equities.
In response to rising consumer and producer prices and tight labor markets, the U.S. Federal Reserve (the “Fed”) adopted an increasingly aggressive policy stance in 2022, raising its benchmark interest rate by 25 basis points in March, then by 50 basis points in May and by 75 basis points each in June and July. Meanwhile, U.S. gross domestic product fell by 1.6% in the first quarter of 2022 and by an estimated 0.9% in the second quarter.
However, corporate earnings and revenues have largely outpaced certain investor expectations in 2022 amid sustained strength in consumer demand and management efforts to hold down expenses and pass along higher input costs. Further economic resilience was seen in labor markets, where the jobless rate remained at 3.6% from February through June.
In 2022, investors are now facing economic and market circumstances unseen in decades. In the U.S., the highest inflation rate in 40 years and the Fed’s policy response have rattled both equity and fixed income markets. Concurrently, the conflict in Ukraine has constrained both energy supplies to Europe and grain shipments to a range of nations already under economic strain. The Fed and other leading central banks have acknowledged the risks of runaway inflation and have generally pledged to employ a flexible approach to counter those risks without squelching economic growth.
It remains essential, in our view, that investors consider the potential benefits of portfolio diversification that adapts to near-term market conditions, while cultivating long-term opportunities. J.P. Morgan Asset Management will seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.
On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.
Sincerely yours,

Andrea L. Lisher
Head of Americas, Client
J.P. Morgan Asset Management

June 30, 2022	J.P. Morgan Small Cap Funds	1

J.P. Morgan Small Cap Funds
MARKET OVERVIEW
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
Equity markets rallied in the second half of 2021 on the back of low interest rates, record corporate earnings and the global economic rebound. However, equity markets in 2022 rendered their worst first-half performance since 1970.
By the end of June 2022, the S&P 500 had slumped into bear market territory – generally defined as a 20% or more decline since the last closing high. While bond markets largely underperformed equity markets throughout most of the twelve-month period, investor demand for U.S. Treasury bonds bolstered the Bloomberg U.S. Aggregate Index in the second half of the period.
U.S. equity generated positive returns and led developed markets equity to outperform both emerging markets equity and fixed income markets during the second half of 2021. U.S. equity prices were bolstered by continued monetary and fiscal support as well as strong consumer spending and record corporate profits.
A resurgence in the pandemic, particularly the emergence of the Omicron variant of Covid-19, in late 2021 and early 2022 failed to dent the U.S. economy. However, a number of nations reinstated social restrictions and China enacted a “Zero Covid” policy that led to severe lockdowns in several large cities, including Shanghai. The result was a sharp drop in manufacturing and other economic activity across China, which further strained on global supply chains and became a drag on the economies of other emerging market nations.
The S&P 500 reached a new closing high on January 3, 2022, bolstered by record high corporate earnings, sales, cash flows, share repurchases and dividends. However, investor sentiment began to sour as accelerating inflation started to erode consumer confidence and raise expectations for an increase in benchmark interest rates by the U.S. Federal Reserve.
Russia’s invasion of Ukraine at the end of February 2022 initiated a sell-off in global financial markets that was further fueled by the highest U.S. inflation rate in more than 40 years. Equity prices recovered somewhat in March 2022 amid better-than-expected corporate earnings. However, the general trend in global financial markets was downward.
While the S&P 500 had a positive total return of 11.7% in the second half of 2021, the index plummeted in the first half of 2022 and its total returns for the twelve-month period was -10.6%. Within U.S. equity markets, small cap and mid cap stocks generally declined more than large cap stocks and growth stocks declined more than value stocks.

2	J.P. Morgan Small Cap Funds	June 30, 2022

JPMorgan Small Cap Blend Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	(21.55)%
Russell 2000 Index	(25.20)%
Net Assets as of 6/30/2022 (In Thousands)	$1,051,771
INVESTMENT OBJECTIVE**
The JPMorgan Small Cap Blend Fund (the “Fund”) seeks capital growth over the long term.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s underweight position and security selection in the health care sector and its security selection in the financials sector were leading contributors to performance relative to the Benchmark, while the Fund’s underweight position in the energy sector and its security selection in the information technology sector were leading detractors from relative performance.
Leading individual contributors to relative performance included the Fund’s underweight position in AMC Entertainment Holdings Inc. and its overweight positions in Matador Resources Co. and Safety Insurance Group Inc. Shares of AMC Entertainment Holdings, an owner/operator of movie theaters that was not held in the Fund, fell amid investor expectations that the resurgence of the pandemic in late 2021 would lead to renewed social restrictions and hurt box office receipts. Shares of Matador Resources, a petroleum and natural gas producer, rose amid rising global energy prices during most of the period. Shares of Safety Insurance Group, a property and casualty insurer, rose amid consecutive quarters of growth in earnings and revenue.
Leading individual detractors from relative performance included the Fund’s overweight positions in Everbridge Inc. and Diversey Holdings Ltd. and its out-of-Benchmark position in Freshpet Inc. Shares of Everbridge, a software developer, fell after the resignation of the company’s chief executive in December 2021. Shares of Diversey Holdings, a specialty chemicals manufacturer, fell amid lower-than-expected earnings and rising costs. Shares of Freshpet, a pet food maker, fell after the company reported consecutive quarters of lower-than-expected earnings amid higher materials costs and supply chain bottlenecks.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of companies that are attractively valued and stocks that have a history of growth. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate consistent earnings. The Fund is positioned to invest in small cap companies across both growth and value styles.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Applied Industrial Technologies, Inc.	1.4%
2.	Selective Insurance Group, Inc.	1.2
3.	Safety Insurance Group, Inc.	1.1
4.	Patterson Cos., Inc.	1.0
5.	Matador Resources Co.	0.9
6.	Agree Realty Corp.	0.8
7.	Shockwave Medical, Inc.	0.8
8.	Terreno Realty Corp.	0.8
9.	SouthState Corp.	0.8
10.	Halozyme Therapeutics, Inc.	0.8

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Industrials	17.8%
Financials	17.0
Health Care	14.5
Information Technology	12.5
Consumer Discretionary	10.3
Real Estate	7.2
Consumer Staples	4.2
Materials	3.2
Energy	2.6
Utilities	2.4
Communication Services	2.2
Short-Term Investments	6.1

June 30, 2022	J.P. Morgan Small Cap Funds	3

JPMorgan Small Cap Blend Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. Morgan Small Cap Funds	June 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 19, 1997
With Sales Charge *		(25.67)%	9.13%	11.83%
Without Sales Charge		(21.55)	10.31	12.43
CLASS C SHARES	January 7, 1998
With CDSC **		(22.93)	9.77	11.97
Without CDSC		(21.93)	9.77	11.97
Class I SHARES	April 5, 1999	(21.37)	10.59	12.72
Class R6 SHARES	July 2, 2018	(21.16)	10.86	13.02

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 have different expenses than Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Blend Fund and the Russell 2000 Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.
Effective June 1, 2018, the Fund’s investment strategies changed. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.
Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2022	J.P. Morgan Small Cap Funds	5

JPMorgan Small Cap Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	(17.20)%
Russell 2000 Index	(25.20)%
Net Assets as of 6/30/2022 (In Thousands)	$5,643,962
INVESTMENT OBJECTIVE**
The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection and underweight position in the health care sector and its security selection in the consumer discretionary sector were leading contributors to performance relative to the Benchmark, while the Fund’s underweight position in the energy sector, where it had no holdings, and its security selection in the materials sector were leading detractors from relative performance.
Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in Kinsale Capital Group Inc., WillScot Mobile Mini Holdings Corp. and BJ’s Wholesale Club Holdings Inc. Shares of Kinsale Capital Group, a property and casualty insurer, rose after the company reported consecutive quarters of better-than-expected earnings and revenue. Shares of WillScot Mini Mobile Holdings, a storage and moving company, rose after the company reported consecutive quarters of better-than-expected results. Shares of BJ’s Wholesale Club Holdings, a membership retail chain, rose after the company reported consecutive quarters of better-than-expected results.
Leading individual detractors from relative performance included the Fund’s overweight positions in Q2 Holdings Inc., NLight Inc. and Duck Creek Technologies Inc. Shares of Q2 Holdings, a digital banking provider, fell after the company reported consecutive quarters of weaker-than-expected results and after the company abandoned plans to solicit offers to acquire the company. Shares of NLight, a manufacturer of semiconductor and fiber laser components, fell amid weakening demand from China and after the company forecast supply constraints would weigh on profit margins. Shares of Duck Creek Technologies, a subscription software provider to the property and casualty insurance sector, fell after the company issued a weaker-than-expected revenue forecast in October 2021.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	WillScot Mobile Mini Holdings Corp.	1.8%
2.	AptarGroup, Inc.	1.7
3.	Performance Food Group Co.	1.6
4.	MSA Safety, Inc.	1.6
5.	RBC Bearings, Inc.	1.6
6.	Lincoln Electric Holdings, Inc.	1.5
7.	Encompass Health Corp.	1.5
8.	Kinsale Capital Group, Inc.	1.4
9.	Syneos Health, Inc.	1.4
10.	Power Integrations, Inc.	1.4

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Industrials	24.7%
Financials	17.1
Health Care	12.6
Information Technology	10.9
Consumer Discretionary	10.1
Consumer Staples	6.1
Real Estate	5.7
Materials	4.2
Utilities	2.3
Short-Term Investments	6.3

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

6	J.P. Morgan Small Cap Funds	June 30, 2022

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2022	J.P. Morgan Small Cap Funds	7

JPMorgan Small Cap Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 20, 1994
With Sales Charge *		(21.54)%	5.32%	9.88%
Without Sales Charge		(17.20)	6.46	10.48
CLASS C SHARES	February 19, 2005
With CDSC **		(18.58)	5.94	10.04
Without CDSC		(17.58)	5.94	10.04
Class I SHARES	May 7, 1996	(16.96)	6.74	10.79
Class R2 SHARES	November 3, 2008	(17.37)	6.21	10.21
Class R3 SHARES	September 9, 2016	(17.17)	6.48	10.49
Class R4 SHARES	September 9, 2016	(16.97)	6.74	10.79
Class R5 SHARES	May 15, 2006	(16.81)	6.94	11.01
Class R6 SHARES	May 31, 2016	(16.76)	7.01	11.05

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares at time of launch.
Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.
Returns for Class R6 Shares prior to their inception date are based on the performance of the Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund and the Russell 2000 Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.
Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. Morgan Small Cap Funds	June 30, 2022

JPMorgan Small Cap Growth Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	(37.35)%
Russell 2000 Growth Index	(33.43)%
Net Assets as of 6/30/2022 (In Thousands)	$3,919,181
INVESTMENT OBJECTIVE**
The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class A Shares, without a sales charge, underperformed the Russell 2000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection in the information technology sector and its underweight position in the energy sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and health care sectors were leading contributors to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight position in Everbridge Inc. and its out-of-Benchmark positions in Freshpet Inc. and Natera Inc. Shares of Everbridge, a software developer, fell after the resignation of the company’s chief executive in December 2021. Shares of Freshpet, a pet food maker, fell after the company reported consecutive quarters of lower-than-expected earnings amid higher materials costs and supply chain bottlenecks. Shares of Natera, a developer of genetic testing services, fell after the company reported a wider-than-expected loss for the fourth quarter of 2021.
Leading individual contributors to relative performance included the Fund’s overweight positions in IRhtyhm Technologies Inc. and Evolent Health Inc., and its out-of-Benchmark position in Carlisle Cos. Shares of IRhythm Technologies, a cardiac diagnostics provider, rose after the company reported better-than-expected revenue for the first quarter of 2022 and issued a better-than-expected forecast. Shares of Evolent Health, a health care services management company, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2022. Shares of Carlisle, a maker of industrial engineered products, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2022.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Shockwave Medical, Inc.	1.8%
2.	Applied Industrial Technologies, Inc.	1.7
3.	Halozyme Therapeutics, Inc.	1.7
4.	Performance Food Group Co.	1.5
5.	CyberArk Software Ltd.	1.5
6.	Matador Resources Co.	1.5
7.	Planet Fitness, Inc., Class A	1.4
8.	Evolent Health, Inc., Class A	1.4
9.	II-VI, Inc.	1.4
10.	Grocery Outlet Holding Corp.	1.4

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Health Care	25.2%
Information Technology	21.4
Industrials	19.0
Consumer Discretionary	13.6
Financials	3.7
Energy	3.6
Consumer Staples	3.5
Real Estate	1.8
Communication Services	1.2
Short-Term Investments	7.0

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

June 30, 2022	J.P. Morgan Small Cap Funds	9

JPMorgan Small Cap Growth Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

10	J.P. Morgan Small Cap Funds	June 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 1, 1991
With Sales Charge *		(40.64)%	7.92%	11.25%
Without Sales Charge		(37.35)	9.09	11.85
CLASS C SHARES	November 4, 1997
With CDSC **		(38.64)	8.55	11.41
Without CDSC		(37.64)	8.55	11.41
Class I SHARES	March 26, 1996	(37.18)	9.37	12.13
Class L SHARES	February 19, 2005	(37.09)	9.52	12.29
Class R2 SHARES	November 3, 2008	(37.50)	8.81	11.57
Class R3 SHARES	July 31, 2017	(37.33)	9.09	11.85
Class R4 SHARES	July 31, 2017	(37.18)	9.38	12.13
Class R5 SHARES	September 9, 2016	(37.09)	9.53	12.30
Class R6 SHARES	November 30, 2010	(37.01)	9.64	12.42

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. Prior performance for Class R3 Shares has been adjusted to reflect the differences in expenses between classes.
Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. Prior performance for Class R4 Shares has been adjusted to reflect the differences in expenses between classes.
Returns for Class R5 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class L Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund and the Russell 2000 Growth Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.
Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2022	J.P. Morgan Small Cap Funds	11

JPMorgan Small Cap Sustainable Leaders Fund
(formerly known as JPMorgan Small Cap Core Fund)
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R5 Shares) *	(29.55)%
Russell 2000 Index	(25.20)%
Net Assets as of 6/30/2022 (In Thousands)	$134,610
INVESTMENT OBJECTIVE**
The JPMorgan Small Cap Sustainable Leaders Fund1 (the “Fund”) seeks capital growth over the long term.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class R5 Shares underperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection in the consumer discretionary and energy sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the health care and communication services sector was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in TPI Composites Inc. and Warby Parker Inc., and its out-of-Benchmark position in Azek Co. Shares of TPI Composites, a manufacturer of wind turbine blades, fell after the company cited supply chain bottlenecks for weaker-than-expected quarterly results during the period. Shares of Warby Parker, an eyewear retailer, fell from their initial public offering in September 2021 after the company reporter weaker-than-expected quarterly results. Shares of Azek, a building-products manufacturer, fell amid investor concerns that rising interest rates will hurt the homebuilding sector.
Leading individual contributors to relative performance included the Fund’s overweight positions in Arena Pharmaceuticals Inc. and AMN Healthcare Services Inc., and its out-of-Benchmark position in Sarepta Therapeutics Inc. Shares of Arena Pharmaceuticals, a biopharmaceuticals developer, rose after the company agreed to be acquired by Pfizer Inc. Shares of AMN Healthcare Services, a provider of hospitals and health care staffing company, rose amid several consecutive quarters of better-than-expected earnings and revenue.
Shares of Sarepta Therapeutics, a biopharmaceuticals developer, rose after the company reported consecutive quarters of better-than-expected earnings and revenue.
HOW WAS THE FUND POSITIONED?
In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s relative performance versus the Benchmark. The Fund’s portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong momentum. During the reporting period, the Fund was managed and positioned in accordance with this investment process.
1 On July 1, 2021, the Small Cap Core Fund was renamed, but its investment objective remained unchanged.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Huron Consulting Group, Inc.	2.7%
2.	Halozyme Therapeutics, Inc.	2.6
3.	WESCO International, Inc.	2.5
4.	Amalgamated Financial Corp.	2.4
5.	AAON, Inc.	2.2
6.	AMN Healthcare Services, Inc.	2.2
7.	Zions Bancorp NA	2.2
8.	Portland General Electric Co.	2.1
9.	American States Water Co.	2.1
10.	Darling Ingredients, Inc.	2.0

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Industrials	20.3%
Health Care	16.2
Financials	13.6
Consumer Discretionary	11.6
Information Technology	8.7
Real Estate	8.0
Consumer Staples	5.1
Utilities	4.4
Materials	4.1
Communication Services	2.4
Energy	0.5
Short-Term Investments	5.1

12	J.P. Morgan Small Cap Funds	June 30, 2022

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2022	J.P. Morgan Small Cap Funds	13

JPMorgan Small Cap Sustainable Leaders Fund
(formerly known as JPMorgan Small Cap Core Fund)
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 31, 2016
With Sales Charge *		(33.55)%	1.47%	8.25%
Without Sales Charge		(29.87)	2.57	8.83
CLASS C SHARES	May 31, 2016
With CDSC **		(31.22)	2.06	8.50
Without CDSC		(30.22)	2.06	8.50
Class I SHARES	January 3, 2017	(29.68)	2.83	9.01
Class R2 SHARES	July 31, 2017	(30.03)	2.32	8.37
Class R3 SHARES	July 31, 2017	(29.86)	2.57	8.64
Class R4 SHARES	July 31, 2017	(29.68)	2.83	8.92
Class R5 SHARES	January 1, 1997	(29.55)	3.02	9.13
Class R6 SHARES	May 31, 2016	(29.52)	3.08	9.16

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class A, Class C, Class I, Class R2, Class R3, Class R4 and Class R6 Shares prior to their inception dates are based on the performance of Class R5 Shares. The actual returns of Class A, Class C, Class I, Class R2, Class R3 and Class R4 Shares would have been lower than those shown because these classes have higher expenses than Class R5 Shares. The actual returns of the Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan Small Cap Sustainable Leaders Fund and the Russell 2000 Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.
Class R5 Shares have no minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. Morgan Small Cap Funds	June 30, 2022

JPMorgan Small Cap Value Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(14.92)%
Russell 2000 Value Index	(16.28)%
Net Assets as of 6/30/2022 (In Thousands)	$1,291,250
INVESTMENT OBJECTIVE**
The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Russell 2000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection in the information technology and health care sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer staples and financials sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Arena Pharmaceuticals Inc., Echo Global Logistics Inc. and Travere Therapeutics Inc. Shares of Arena Pharmaceuticals, a biopharmaceuticals developer, rose after the company agreed to be acquired by Pfizer Inc. Shares of Echo Global Logistics, a supply chain management company, rose ahead of its acquisition by Jordan Co. Shares of Travere Therapeutics, a pharmaceutical company focused on treatments for rare diseases, fell after the company reported a loss and lower-than-expected revenue for the first quarter of 2022.
Leading individual detractors from relative performance included the Fund’s underweight positions in Avis Budget Group Inc. and Tegna Inc., and its overweight position in PROG Holdings Inc. Shares of Avis Budget Group, an auto rental chain, rose after the company reported consecutive quarter of better-than-expected earnings and revenue during the period. Shares of Tegna, a media and marketing company not held in the Fund, rose amid news reports that it agreed to be acquired by Standard General LP and Apollo Global Management Inc. Shares of PROG Holdings, a retailer of lease-to-own consumer products, fell after the company reported lower-than-expected earnings and revenue for the fourth quarter of 2021 and the first quarter of 2022.
HOW WAS THE FUND POSITIONED?
In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Option Care Health, Inc.	1.0%
2.	Agree Realty Corp.	1.0
3.	New Jersey Resources Corp.	1.0
4.	Academy Sports & Outdoors, Inc.	1.0
5.	Allscripts Healthcare Solutions, Inc.	0.9
6.	Essent Group Ltd.	0.9
7.	Xerox Holdings Corp.	0.8
8.	Radian Group, Inc.	0.8
9.	Hub Group, Inc., Class A	0.8
10.	UMB Financial Corp.	0.8

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Financials	28.0%
Industrials	14.8
Real Estate	11.3
Health Care	11.2
Information Technology	7.3
Consumer Discretionary	5.1
Utilities	4.9
Energy	4.1
Consumer Staples	3.4
Communication Services	3.3
Materials	3.3
Short-Term Investments	3.3

June 30, 2022	J.P. Morgan Small Cap Funds	15

JPMorgan Small Cap Value Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

16	J.P. Morgan Small Cap Funds	June 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	January 27, 1995
With Sales Charge *		(19.63)%	3.26%	7.89%
Without Sales Charge		(15.16)	4.38	8.47
CLASS C SHARES	March 22, 1999
With CDSC **		(16.55)	3.87	7.98
Without CDSC		(15.55)	3.87	7.98
Class I SHARES	January 27, 1995	(14.92)	4.66	8.75
Class R2 SHARES	November 3, 2008	(15.36)	4.13	8.20
Class R3 SHARES	September 9, 2016	(15.14)	4.39	8.47
Class R4 SHARES	September 9, 2016	(14.90)	4.66	8.74
Class R5 SHARES	May 15, 2006	(14.80)	4.80	8.88
Class R6 SHARES	February 22, 2005	(14.73)	4.91	8.99

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. Prior performance for Class R3 Shares has been adjusted to reflect the differences in expenses between classes.
Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. Prior performance for Class R4 Shares has been adjusted to reflect the differences in expenses between classes.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Small Cap Value Fund and the Russell 2000 Value Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2022	J.P. Morgan Small Cap Funds	17

JPMorgan SMID Cap Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(12.76)%
Russell 2500 Index	(21.00)%
Net Assets as of 6/30/2022 (In Thousands)	$311,083
INVESTMENT OBJECTIVE**
The JPMorgan SMID Cap Equity Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.
INVESTMENT PROCESS
The Fund employs a fundamental bottom-up investment process to invest in a diversified portfolio of small to mid-cap stocks – similar to those in the Russell 2500 Index – and seeks to invest in companies with leading competitive advantages, predictable and durable business models and sustainable free cash flows.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Russell 2500 Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection in the health care and financials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s underweight position in the energy sector, where it had no holdings, and its security selection in the materials sector were leading detractors from performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in LPL Financial Holdings Inc. Kinsale Capital Group Inc. and BJ’s Wholesale Club Holdings Inc. Shares of LPL Financial Holdings, a financial services provider, rose after the company reported consecutive quarters of better-than-expected earnings. Shares of Kinsale Capital Group, a property and casualty insurer, rose after the company reported consecutive quarters of better-than-expected earnings and revenue. Shares of BJ’s Wholesale Club Holdings, a membership retail chain, rose after the company reported consecutive quarters of better-than-expected results.
Leading individual detractors from performance relative to the Benchmark included the Fund’s overweight position in Q2 Holdings Inc., its out-of-Benchmark position in Generac Holdings Inc. and its underweight position in Devon Energy Corp. Shares of Q2 Holdings, a digital banking provider, fell after the company reported consecutive quarters of weaker-than-expected results and after the company abandoned plans to solicit offers to acquire the company. Shares of Generac Holdings, a manufacturer of power generation equipment, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2021. Shares of Devon Energy, a petroleum and natural gas producer not held in the Fund, rose amid rising global energy prices during the period.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employ a fundamental bottom-up investment process that seeks to invest in companies that they believe are undervalued, have leading competitive positions and predictable and durable business models. As a result of this process, the Fund’s largest allocations during the period were to the industrials and financials sectors and the smallest allocations were to the energy and communications services sectors.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	LPL Financial Holdings, Inc.	1.6%
2.	WillScot Mobile Mini Holdings Corp.	1.6
3.	Catalent, Inc.	1.5
4.	Waste Connections, Inc.	1.5
5.	Pool Corp.	1.5
6.	RBC Bearings, Inc.	1.5
7.	LKQ Corp.	1.5
8.	Lincoln Electric Holdings, Inc.	1.5
9.	Molina Healthcare, Inc.	1.4
10.	Toro Co. (The)	1.4

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Industrials	25.8%
Financials	17.9
Information Technology	14.0
Health Care	12.6
Consumer Discretionary	9.8
Real Estate	6.1
Consumer Staples	5.4
Materials	2.8
Utilities	1.2
Short-Term Investments	4.4

18	J.P. Morgan Small Cap Funds	June 30, 2022

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2022	J.P. Morgan Small Cap Funds	19

JPMorgan SMID Cap Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 1, 1992
With Sales Charge *		(17.57)%	4.52%	9.19%
Without Sales Charge		(13.00)	5.66	9.78
CLASS C SHARES	March 22, 1999
With CDSC **		(14.45)	5.13	9.28
Without CDSC		(13.45)	5.13	9.28
Class I SHARES	June 1, 1991	(12.76)	5.93	10.06
Class R3 SHARES	September 9, 2016	(12.98)	5.67	9.79
Class R4 SHARES	September 9, 2016	(12.79)	5.91	10.05
Class R6 SHARES	November 2, 2015	(12.56)	6.18	10.24

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to those of Class A Shares.
Returns for Class R4 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown for Class I Shares because Class R4 Shares have similar expenses to Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SMID Cap Equity Fund and the Russell 2500 Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Effective November 1, 2020, the Fund changed its investment strategies. The Fund’s past performance would have been different if the Fund were managed using the current strategies. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. Morgan Small Cap Funds	June 30, 2022

JPMorgan U.S. Small Company Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares) *	(19.26)%
Russell 2000 Index	(25.20)%
Net Assets as of 6/30/2022 (In Thousands)	$869,747
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection in the information technology and consumer discretionary sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the communication services and consumer staples sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Options Care Health Inc., Allscripts Healthcare Solutions Inc. and Herc Holdings Inc. Shares of Options Care Health, a provider of infusion therapies and related services, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2022. Shares of Allscripts Healthcare Solutions, a hospitals and health clinics operator, rose after the company unveiled plans to divest its hospitals and physician practices segments. Shares of Herc Holdings, an equipment rental supplier, rose after the company reported better-than-expected earnings for the third and fourth quarters of 2021.
Leading individual detractors from relative performance included the Fund’s overweight positions in Liberty TripAdvisor Holdings Inc., Cardiovascular Systems Inc. and Zymergen Inc.
Shares of Liberty TripAdvisor Holdings, an online advertising and hospitality commerce business, fell amid investor expectations that a resurgence in the pandemic in late 2021 and early 2022 would curb consumer and business travel. Shares of Cardiovascular Systems, a medical device manufacturer, fell after the company reported mixed results for several consecutive quarters and issued a voluntary recall of one of its products. Shares of Zymergen, an agricultural chemicals manufacturer, fell amid rising raw materials costs throughout the period.
HOW WAS THE FUND POSITIONED?
In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s performance relative to the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Option Care Health, Inc.	1.3%
2.	Silicon Laboratories, Inc.	1.2
3.	NuVasive, Inc.	1.1
4.	Atkore, Inc.	0.9
5.	OSI Systems, Inc.	0.9
6.	Perficient, Inc.	0.9
7.	NetScout Systems, Inc.	0.9
8.	Murphy USA, Inc.	0.8
9.	BellRing Brands, Inc.	0.8
10.	Darling Ingredients, Inc.	0.8

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Health Care	17.0%
Financials	16.3
Industrials	15.1
Information Technology	13.5
Consumer Discretionary	8.6
Real Estate	6.3
Energy	4.8
Consumer Staples	3.6
Communication Services	3.5
Materials	3.3
Utilities	3.2
Short-Term Investments	4.8

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

June 30, 2022	J.P. Morgan Small Cap Funds	21

JPMorgan U.S. Small Company Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

22	J.P. Morgan Small Cap Funds	June 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2007
With Sales Charge *		(23.82)%	4.08%	9.07%
Without Sales Charge		(19.61)	5.20	9.66
CLASS C SHARES	November 1, 2007
With CDSC **		(21.00)	4.66	9.23
Without CDSC		(20.00)	4.66	9.23
Class I SHARES	September 10, 2001	(19.36)	5.48	9.95
Class L SHARES	November 4, 1993	(19.26)	5.64	10.13
Class R2 SHARES	November 1, 2011	(19.82)	4.92	9.39
Class R3 SHARES	September 9, 2016	(19.58)	5.21	9.67
Class R4 SHARES	September 9, 2016	(19.37)	5.46	9.95
Class R5 SHARES	September 9, 2016	(19.25)	5.63	10.12
Class R6 SHARES	November 1, 2011	(19.18)	5.73	10.23

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.
Returns for Class R3 shares prior to their inception date are based on the performance of the Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.
Returns for Class R5 Shares prior to their inception date are based on the performance of the Class L Shares. The actual returns of Class R5 Shares would have been similar to those shown because Class R5 Shares have similar expenses to Class L Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Small Company Fund and the Russell 2000 Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2022	J.P. Morgan Small Cap Funds	23

JPMorgan Small Cap Blend Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.7%
Aerospace & Defense — 0.5%
Hexcel Corp.	96	5,038
Airlines — 0.2%
Frontier Group Holdings, Inc. * (a)	183	1,717
Auto Components — 0.5%
Fox Factory Holding Corp. *	44	3,541
Patrick Industries, Inc.	40	2,073
		5,614
Automobiles — 0.2%
Winnebago Industries, Inc.	53	2,547
Banks — 11.0%
BancFirst Corp.	55	5,264
Camden National Corp.	115	5,066
City Holding Co.	60	4,793
Columbia Banking System, Inc.	270	7,735
First Busey Corp.	320	7,312
First Commonwealth Financial Corp.	400	5,368
First Financial Bankshares, Inc.	175	6,864
First Merchants Corp.	180	6,412
Heritage Commerce Corp.	450	4,810
Independent Bank Corp.	90	7,149
Independent Bank Corp.	390	7,519
Lakeland Bancorp, Inc.	400	5,848
Old National Bancorp	440	6,508
Pinnacle Financial Partners, Inc.	56	4,017
Premier Financial Corp.	260	6,591
Simmons First National Corp., Class A	250	5,315
SouthState Corp.	110	8,486
TriCo Bancshares	115	5,249
Trustmark Corp.	179	5,240
		115,546
Beverages — 0.5%
Primo Water Corp.	400	5,352
Biotechnology — 6.0%
ACADIA Pharmaceuticals, Inc. *	127	1,784
ADC Therapeutics SA (Switzerland) * (a)	154	1,224
Alector, Inc. *	134	1,357
Allogene Therapeutics, Inc. * (a)	138	1,573
Amicus Therapeutics, Inc. *	548	5,884
Apellis Pharmaceuticals, Inc. *	72	3,235
Arrowhead Pharmaceuticals, Inc. *	118	4,169
Atara Biotherapeutics, Inc. * (a)	304	2,370
INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued
Biohaven Pharmaceutical Holding Co. Ltd. *	8	1,156
Blueprint Medicines Corp. *	82	4,146
Coherus Biosciences, Inc. *	302	2,185
Fate Therapeutics, Inc. *	60	1,486
G1 Therapeutics, Inc. * (a)	151	748
Halozyme Therapeutics, Inc. *	187	8,219
Heron Therapeutics, Inc. * (a)	490	1,368
Kronos Bio, Inc. *	182	661
Natera, Inc. *	78	2,774
PMV Pharmaceuticals, Inc. * (a)	154	2,201
REGENXBIO, Inc. *	144	3,567
Relay Therapeutics, Inc. * (a)	160	2,678
REVOLUTION Medicines, Inc. *	106	2,068
Sage Therapeutics, Inc. *	60	1,943
Sana Biotechnology, Inc. * (a)	88	563
Twist Bioscience Corp. *	127	4,442
Verve Therapeutics, Inc. * (a)	78	1,193
		62,994
Building Products — 3.0%
Advanced Drainage Systems, Inc.	56	5,075
Carlisle Cos., Inc.	21	4,903
CSW Industrials, Inc.	50	5,152
Hayward Holdings, Inc. *	300	4,317
Simpson Manufacturing Co., Inc.	63	6,341
UFP Industries, Inc.	80	5,451
		31,239
Capital Markets — 1.7%
Evercore, Inc., Class A	25	2,308
Focus Financial Partners, Inc., Class A *	147	5,026
LPL Financial Holdings, Inc.	32	5,903
Virtus Investment Partners, Inc.	27	4,618
		17,855
Chemicals — 3.3%
Chase Corp.	75	5,836
Diversey Holdings Ltd. *	625	4,125
Hawkins, Inc.	160	5,765
HB Fuller Co.	100	6,021
Innospec, Inc.	65	6,226
Stepan Co.	65	6,588
		34,561
Commercial Services & Supplies — 2.0%
ACV Auctions, Inc., Class A *	237	1,548
SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. Morgan Small Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Commercial Services & Supplies — continued
Brady Corp., Class A	145	6,850
Casella Waste Systems, Inc., Class A *	86	6,263
MSA Safety, Inc.	49	5,978
		20,639
Communications Equipment — 0.8%
Ciena Corp. *	79	3,625
Viavi Solutions, Inc. *	330	4,366
		7,991
Construction & Engineering — 1.0%
Comfort Systems USA, Inc.	65	5,405
Valmont Industries, Inc.	21	4,700
		10,105
Diversified Consumer Services — 0.2%
Bright Horizons Family Solutions, Inc. *	30	2,546
Diversified Telecommunication Services — 1.7%
Cogent Communications Holdings, Inc.	55	3,342
Iridium Communications, Inc. *	200	7,512
Radius Global Infrastructure, Inc. * (a)	450	6,867
		17,721
Electric Utilities — 0.4%
Portland General Electric Co.	95	4,591
Electrical Equipment — 1.2%
Bloom Energy Corp., Class A * (a)	216	3,567
Regal Rexnord Corp.	47	5,335
Shoals Technologies Group, Inc., Class A *	197	3,251
		12,153
Electronic Equipment, Instruments & Components — 2.1%
Fabrinet (Thailand) *	25	2,028
II-VI, Inc. * (a)	136	6,938
Insight Enterprises, Inc. *	55	4,745
Littelfuse, Inc.	22	5,525
TTM Technologies, Inc. *	225	2,812
		22,048
Energy Equipment & Services — 0.8%
Cactus, Inc., Class A	139	5,575
ChampionX Corp.	160	3,176
		8,751
Equity Real Estate Investment Trusts (REITs) — 7.5%
Agree Realty Corp.	125	9,016
INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued
American Campus Communities, Inc.	95	6,125
American Homes 4 Rent, Class A	150	5,316
Centerspace	60	4,893
CubeSmart	80	3,417
Highwoods Properties, Inc.	160	5,470
JBG SMITH Properties	250	5,910
Kite Realty Group Trust	275	4,755
Plymouth Industrial REIT, Inc.	135	2,368
Rayonier, Inc.	160	5,981
Rexford Industrial Realty, Inc.	55	3,167
RLJ Lodging Trust	550	6,067
Sunstone Hotel Investors, Inc. *	800	7,936
Terreno Realty Corp.	157	8,737
		79,158
Food & Staples Retailing — 1.4%
Grocery Outlet Holding Corp. * (a)	161	6,877
Performance Food Group Co. *	165	7,580
		14,457
Food Products — 1.2%
Flowers Foods, Inc.	225	5,922
Freshpet, Inc. *	58	2,981
J&J Snack Foods Corp.	30	4,190
		13,093
Gas Utilities — 1.3%
Chesapeake Utilities Corp.	35	4,534
ONE Gas, Inc.	90	7,307
Southwest Gas Holdings, Inc.	20	1,742
		13,583
Health Care Equipment & Supplies — 3.7%
CONMED Corp.	53	5,102
Figs, Inc., Class A *	145	1,322
iRhythm Technologies, Inc. *	52	5,657
Nevro Corp. *	53	2,329
NuVasive, Inc. *	126	6,201
Outset Medical, Inc. *	226	3,352
Shockwave Medical, Inc. *	47	9,009
Sight Sciences, Inc. * (a)	87	778
Utah Medical Products, Inc.	65	5,584
		39,334
Health Care Providers & Services — 3.7%
Acadia Healthcare Co., Inc. *	84	5,653
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	25

JPMorgan Small Cap Blend Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Providers & Services — continued
Accolade, Inc. *	215	1,587
Amedisys, Inc. *	29	3,064
Cano Health, Inc. * (a)	713	3,125
Encompass Health Corp.	110	6,166
Ensign Group, Inc. (The)	55	4,041
ModivCare, Inc. *	55	4,648
Patterson Cos., Inc.	350	10,605
		38,889
Health Care Technology — 0.7%
Evolent Health, Inc., Class A *	235	7,200
Hotels, Restaurants & Leisure — 4.1%
Boyd Gaming Corp.	71	3,509
Cracker Barrel Old Country Store, Inc. (a)	20	1,670
El Pollo Loco Holdings, Inc. *	220	2,165
Everi Holdings, Inc. *	270	4,404
Jack in the Box, Inc.	55	3,083
Life Time Group Holdings, Inc. * (a)	302	3,889
Marriott Vacations Worldwide Corp.	43	4,967
Papa John's International, Inc.	38	3,197
Planet Fitness, Inc., Class A *	107	7,267
Six Flags Entertainment Corp. *	142	3,092
Texas Roadhouse, Inc.	74	5,440
		42,683
Household Durables — 1.6%
Helen of Troy Ltd. *	30	4,944
Hooker Furnishings Corp.	50	778
La-Z-Boy, Inc.	110	2,608
M/I Homes, Inc. *	60	2,380
MDC Holdings, Inc.	65	2,100
Sonos, Inc. * (a)	219	3,942
		16,752
Insurance — 2.3%
Safety Insurance Group, Inc.	120	11,652
Selective Insurance Group, Inc.	150	13,041
		24,693
Interactive Media & Services — 0.6%
Bumble, Inc., Class A *	133	3,740
Eventbrite, Inc., Class A * (a)	247	2,535
		6,275
INVESTMENTS	SHARES (000)	VALUE ($000)

Internet & Direct Marketing Retail — 0.4%
Global-e Online Ltd. (Israel) * (a)	70	1,402
Xometry, Inc., Class A * (a)	79	2,679
		4,081
IT Services — 2.3%
CSG Systems International, Inc.	85	5,073
DigitalOcean Holdings, Inc. * (a)	130	5,376
ExlService Holdings, Inc. *	38	5,641
Globant SA *	26	4,445
Remitly Global, Inc. * (a)	164	1,258
Repay Holdings Corp. * (a)	218	2,803
		24,596
Life Sciences Tools & Services — 0.1%
Personalis, Inc. *	111	382
Rapid Micro Biosystems, Inc., Class A * (a)	93	401
Seer, Inc. * (a)	56	504
		1,287
Machinery — 4.8%
Alamo Group, Inc.	50	5,821
Altra Industrial Motion Corp.	105	3,701
Chart Industries, Inc. *	29	4,824
Evoqua Water Technologies Corp. *	110	3,583
Hillenbrand, Inc.	150	6,144
ITT, Inc.	67	4,500
John Bean Technologies Corp.	41	4,574
Kadant, Inc.	25	4,559
Lincoln Electric Holdings, Inc.	30	3,701
Mueller Industries, Inc.	70	3,730
Watts Water Technologies, Inc., Class A	45	5,528
		50,665
Mortgage Real Estate Investment Trusts (REITs) — 1.0%
Ares Commercial Real Estate Corp.	375	4,586
Ladder Capital Corp.	535	5,639
		10,225
Multi-Utilities — 0.6%
Unitil Corp.	100	5,872
Oil, Gas & Consumable Fuels — 1.9%
CNX Resources Corp. *	125	2,057
Matador Resources Co.	206	9,606
Oasis Petroleum, Inc.	18	2,136
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Small Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Oil, Gas & Consumable Fuels — continued
PDC Energy, Inc.	50	3,080
SM Energy Co.	94	3,227
		20,106
Personal Products — 1.3%
BellRing Brands, Inc. *	140	3,485
Edgewell Personal Care Co.	165	5,696
Inter Parfums, Inc.	60	4,383
		13,564
Pharmaceuticals — 0.7%
Arvinas, Inc. *	86	3,617
Revance Therapeutics, Inc. *	272	3,761
		7,378
Professional Services — 1.3%
ASGN, Inc. *	50	4,512
CBIZ, Inc. *	45	1,798
KBR, Inc.	64	3,075
ManTech International Corp., Class A	39	3,757
		13,142
Road & Rail — 0.9%
Marten Transport Ltd.	310	5,214
Saia, Inc. *	24	4,507
		9,721
Semiconductors & Semiconductor Equipment — 1.8%
Cohu, Inc. *	125	3,469
MKS Instruments, Inc.	55	5,647
Rambus, Inc. *	145	3,116
Semtech Corp. *	73	4,015
Wolfspeed, Inc. * (a)	46	2,898
		19,145
Software — 5.9%
Blackline, Inc. *	74	4,905
Confluent, Inc., Class A *	111	2,588
CyberArk Software Ltd. *	58	7,401
Duck Creek Technologies, Inc. *	147	2,186
E2open Parent Holdings, Inc. *	330	2,567
Elastic NV *	49	3,348
Envestnet, Inc. *	91	4,796
Everbridge, Inc. *	67	1,869
Five9, Inc. *	49	4,505
HashiCorp, Inc., Class A *	72	2,110
JFrog Ltd. (Israel) *	125	2,638
INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued
LiveRamp Holdings, Inc. *	83	2,154
New Relic, Inc. *	59	2,941
Paycor HCM, Inc. * (a)	217	5,630
Q2 Holdings, Inc. *	49	1,900
SentinelOne, Inc., Class A *	108	2,513
Smartsheet, Inc., Class A *	117	3,689
Sprout Social, Inc., Class A *	32	1,828
Vertex, Inc., Class A *	192	2,177
		61,745
Specialty Retail — 2.3%
Floor & Decor Holdings, Inc., Class A *	37	2,307
Group 1 Automotive, Inc.	31	5,264
Lithia Motors, Inc., Class A	14	3,926
National Vision Holdings, Inc. *	151	4,145
Petco Health & Wellness Co., Inc. * (a)	260	3,841
Urban Outfitters, Inc. *	245	4,572
		24,055
Textiles, Apparel & Luxury Goods — 1.5%
Kontoor Brands, Inc.	145	4,839
Movado Group, Inc.	95	2,938
Oxford Industries, Inc.	50	4,437
Steven Madden Ltd.	110	3,543
		15,757
Thrifts & Mortgage Finance — 1.7%
PennyMac Financial Services, Inc.	120	5,245
Radian Group, Inc.	300	5,895
WSFS Financial Corp.	170	6,815
		17,955
Trading Companies & Distributors — 3.7%
Air Lease Corp.	72	2,405
Applied Industrial Technologies, Inc.	153	14,769
Beacon Roofing Supply, Inc. *	110	5,650
GMS, Inc. *	35	1,558
McGrath RentCorp	95	7,220
Rush Enterprises, Inc., Class A	104	5,000
SiteOne Landscape Supply, Inc. *	23	2,700
		39,302
Water Utilities — 0.3%
American States Water Co.	44	3,586
Total Common Stocks (Cost $1,066,610)		1,027,307
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	27

JPMorgan Small Cap Blend Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	NO. OF RIGHTS (000)	VALUE ($000)
Rights — 0.0% ^
Biotechnology — 0.0% ^
Clementia Pharmaceuticals, Inc. (France) ‡ *(Cost $—)	51	—
	SHARES (000)
Short Term Investments — 6.3%
Investment Companies — 2.6%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (b) (c) (Cost $27,327)	27,321	27,327
Investment of Cash Collateral from Securities Loaned — 3.7%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (b) (c)	35,002	34,981
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c)	4,611	4,611
Total Investment of Cash Collateral from Securities Loaned (Cost $39,591)		39,592
Total Short Term Investments (Cost $66,918)		66,919
Total Investments — 104.0% (Cost $1,133,528)		1,094,226
Liabilities in Excess of Other Assets — (4.0)%		(42,455)
NET ASSETS — 100.0%		1,051,771

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2022. The total value of securities on loan at June 30, 2022 is $37,552.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan Small Cap Funds	June 30, 2022

JPMorgan Small Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.2%
Aerospace & Defense — 0.8%
Woodward, Inc.	481	44,504
Airlines — 0.7%
Alaska Air Group, Inc. *	962	38,547
Auto Components — 1.2%
LCI Industries	604	67,597
Automobiles — 0.7%
Thor Industries, Inc. (a)	568	42,439
Banks — 9.2%
BankUnited, Inc.	1,709	60,773
Commerce Bancshares, Inc.	799	52,443
Cullen/Frost Bankers, Inc.	439	51,125
First Financial Bancorp	2,359	45,761
First Hawaiian, Inc.	2,171	49,306
First Interstate BancSystem, Inc., Class A	714	27,195
ServisFirst Bancshares, Inc.	627	49,509
Signature Bank	285	51,120
Western Alliance Bancorp	946	66,771
Wintrust Financial Corp.	814	65,267
		519,270
Beverages — 1.2%
Primo Water Corp.	5,251	70,266
Building Products — 1.7%
Hayward Holdings, Inc. * (a)	3,576	51,457
Simpson Manufacturing Co., Inc.	433	43,543
		95,000
Capital Markets — 5.6%
AssetMark Financial Holdings, Inc. *	1,643	30,840
Evercore, Inc., Class A	502	46,961
Focus Financial Partners, Inc., Class A *	1,743	59,356
Moelis & Co., Class A	1,394	54,871
Morningstar, Inc.	276	66,702
StepStone Group, Inc., Class A	2,302	59,922
		318,652
Chemicals — 2.6%
Diversey Holdings Ltd. *	3,358	22,166
Quaker Chemical Corp. (a)	453	67,689
Valvoline, Inc.	1,984	57,191
		147,046
Commercial Services & Supplies — 9.2%
Brady Corp., Class A	1,295	61,178
INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — continued
Casella Waste Systems, Inc., Class A *	1,017	73,899
Driven Brands Holdings, Inc. * (a)	2,564	70,614
IAA, Inc. *	1,968	64,479
MSA Safety, Inc.	758	91,793
Ritchie Bros Auctioneers, Inc. (Canada)	939	61,073
Stericycle, Inc. *	1,133	49,695
UniFirst Corp.	282	48,541
		521,272
Construction & Engineering — 1.9%
WillScot Mobile Mini Holdings Corp. *	3,298	106,909
Containers & Packaging — 1.8%
AptarGroup, Inc.	947	97,754
Pactiv Evergreen, Inc.	338	3,367
		101,121
Diversified Consumer Services — 1.1%
Bright Horizons Family Solutions, Inc. *	722	61,019
Electric Utilities — 1.2%
Portland General Electric Co.	1,417	68,487
Electronic Equipment, Instruments & Components — 2.6%
Badger Meter, Inc.	654	52,876
nLight, Inc. *	2,090	21,365
Novanta, Inc. *	593	71,891
		146,132
Equity Real Estate Investment Trusts (REITs) — 5.1%
CubeSmart	1,001	42,788
EastGroup Properties, Inc.	468	72,203
National Retail Properties, Inc.	1,891	81,299
Outfront Media, Inc.	2,746	46,554
Ryman Hospitality Properties, Inc. *	585	44,453
		287,297
Food & Staples Retailing — 4.2%
BJ's Wholesale Club Holdings, Inc. *	1,300	81,020
Casey's General Stores, Inc.	335	61,893
Performance Food Group Co. *	2,066	94,996
		237,909
Food Products — 0.9%
Utz Brands, Inc. (a)	3,528	48,760
Health Care Equipment & Supplies — 3.3%
Envista Holdings Corp. *	1,804	69,530
ICU Medical, Inc. *	425	69,865
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	29

JPMorgan Small Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Equipment & Supplies — continued
Neogen Corp. * (a)	512	12,340
QuidelOrtho Corp. *	369	35,787
		187,522
Health Care Providers & Services — 6.2%
Agiliti, Inc. *	3,185	65,322
Chemed Corp.	164	77,078
Encompass Health Corp.	1,545	86,579
HealthEquity, Inc. *	1,321	81,106
Progyny, Inc. *	1,311	38,094
		348,179
Health Care Technology — 1.6%
Certara, Inc. *	2,296	49,279
Definitive Healthcare Corp. * (a)	1,780	40,811
		90,090
Hotels, Restaurants & Leisure — 2.8%
Monarch Casino & Resort, Inc. *	505	29,630
Planet Fitness, Inc., Class A *	841	57,160
Wendy's Co. (The)	3,651	68,938
		155,728
Insurance — 2.9%
Kinsale Capital Group, Inc.	366	84,188
RLI Corp.	663	77,261
		161,449
Internet & Direct Marketing Retail — 0.4%
Xometry, Inc., Class A * (a)	700	23,769
IT Services — 1.4%
WEX, Inc. *	498	77,417
Leisure Products — 2.4%
Acushnet Holdings Corp.	1,460	60,830
Brunswick Corp.	1,116	72,979
		133,809
Life Sciences Tools & Services — 2.1%
Azenta, Inc.	497	35,832
Syneos Health, Inc. *	1,165	83,547
		119,379
Machinery — 7.2%
Altra Industrial Motion Corp.	1,298	45,734
Douglas Dynamics, Inc.	996	28,621
Gates Industrial Corp. plc *	3,076	33,254
INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — continued
Hillman Solutions Corp. * (a)	4,609	39,823
Lincoln Electric Holdings, Inc.	704	86,879
RBC Bearings, Inc. *	493	91,084
Toro Co. (The)	1,085	82,259
		407,654
Multi-Utilities — 1.1%
NorthWestern Corp. (a)	1,044	61,521
Professional Services — 0.7%
First Advantage Corp. *	2,994	37,937
Real Estate Management & Development — 0.8%
Cushman & Wakefield plc *	3,115	47,468
Road & Rail — 2.3%
Knight-Swift Transportation Holdings, Inc.	1,346	62,294
Landstar System, Inc.	460	66,941
		129,235
Semiconductors & Semiconductor Equipment — 2.9%
Allegro MicroSystems, Inc. (Japan) *	2,298	47,540
MACOM Technology Solutions Holdings, Inc. *	723	33,320
Power Integrations, Inc.	1,112	83,421
		164,281
Software — 4.5%
Clearwater Analytics Holdings, Inc., Class A * (a)	2,405	28,953
Duck Creek Technologies, Inc. *	766	11,375
Envestnet, Inc. *	818	43,168
Guidewire Software, Inc. *	607	43,128
nCino, Inc. * (a)	1,100	34,028
Paycor HCM, Inc. * (a)	1,648	42,844
Q2 Holdings, Inc. *	1,240	47,810
		251,306
Specialty Retail — 1.1%
Leslie's, Inc. * (a)	2,303	34,969
National Vision Holdings, Inc. *	1,014	27,877
		62,846
Textiles, Apparel & Luxury Goods — 0.7%
Carter's, Inc.	585	41,242
Trading Companies & Distributors — 1.1%
Applied Industrial Technologies, Inc.	655	62,981
Total Common Stocks (Cost $4,365,020)		5,486,040
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan Small Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Term Investments — 6.5%
Investment Companies — 3.3%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (b) (c) (Cost $189,425)	189,409	189,446
Investment of Cash Collateral from Securities Loaned — 3.2%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (b) (c)	160,051	159,955
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c)	18,662	18,662
Total Investment of Cash Collateral from Securities Loaned (Cost $178,620)		178,617
Total Short Term Investments (Cost $368,045)		368,063
Total Investments — 103.7% (Cost $4,733,065)		5,854,103
Liabilities in Excess of Other Assets — (3.7)%		(210,141)
NET ASSETS — 100.0%		5,643,962

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2022. The total value of securities on loan at June 30, 2022 is $170,798.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	31

JPMorgan Small Cap Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.3%
Aerospace & Defense — 1.1%
Hexcel Corp.	801	41,905
Airlines — 0.4%
Frontier Group Holdings, Inc. * (a)	1,514	14,188
Auto Components — 0.7%
Fox Factory Holding Corp. *	365	29,409
Automobiles — 0.5%
Winnebago Industries, Inc. (a)	438	21,281
Banks — 2.3%
First Financial Bankshares, Inc.	1,456	57,156
Pinnacle Financial Partners, Inc.	466	33,707
		90,863
Biotechnology — 13.4%
ACADIA Pharmaceuticals, Inc. *	1,049	14,787
ADC Therapeutics SA (Switzerland) * (a)	1,263	10,037
Alector, Inc. *	1,099	11,161
Allogene Therapeutics, Inc. * (a)	1,158	13,205
Amicus Therapeutics, Inc. *	4,558	48,953
Apellis Pharmaceuticals, Inc. *	594	26,861
Arrowhead Pharmaceuticals, Inc. *	983	34,629
Atara Biotherapeutics, Inc. * (a)	2,516	19,598
Biohaven Pharmaceutical Holding Co. Ltd. *	67	9,707
Blueprint Medicines Corp. *	682	34,465
Coherus Biosciences, Inc. * (a)	2,496	18,074
Fate Therapeutics, Inc. * (a)	494	12,236
G1 Therapeutics, Inc. * (a)	1,259	6,221
Halozyme Therapeutics, Inc. *	1,568	68,996
Heron Therapeutics, Inc. * (a)	4,043	11,279
Kronos Bio, Inc. *	1,505	5,480
Natera, Inc. *	649	23,008
PMV Pharmaceuticals, Inc. * (a)	1,303	18,571
REGENXBIO, Inc. *	1,199	29,614
Relay Therapeutics, Inc. * (a)	1,342	22,479
REVOLUTION Medicines, Inc. * (a)	891	17,356
Sage Therapeutics, Inc. *	498	16,084
Sana Biotechnology, Inc. * (a)	703	4,522
Twist Bioscience Corp. *	1,071	37,426
Verve Therapeutics, Inc. * (a)	655	10,008
		524,757
Building Products — 3.5%
Advanced Drainage Systems, Inc.	469	42,206
INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — continued
Carlisle Cos., Inc.	171	40,789
Simpson Manufacturing Co., Inc.	524	52,774
		135,769
Capital Markets — 1.6%
Evercore, Inc., Class A	204	19,120
Focus Financial Partners, Inc., Class A *	1,228	41,805
		60,925
Commercial Services & Supplies — 2.9%
ACV Auctions, Inc., Class A *	1,957	12,796
Casella Waste Systems, Inc., Class A *	717	52,120
MSA Safety, Inc.	411	49,756
		114,672
Communications Equipment — 0.8%
Ciena Corp. *	659	30,115
Construction & Engineering — 1.0%
Valmont Industries, Inc.	174	39,089
Diversified Consumer Services — 0.5%
Bright Horizons Family Solutions, Inc. *	250	21,089
Electrical Equipment — 1.4%
Bloom Energy Corp., Class A * (a)	1,796	29,636
Shoals Technologies Group, Inc., Class A *	1,640	27,022
		56,658
Electronic Equipment, Instruments & Components — 2.6%
II-VI, Inc. * (a)	1,134	57,775
Littelfuse, Inc.	181	45,971
		103,746
Energy Equipment & Services — 1.2%
Cactus, Inc., Class A	1,157	46,583
Equity Real Estate Investment Trusts (REITs) — 1.9%
CubeSmart	664	28,377
Terreno Realty Corp.	847	47,201
		75,578
Food & Staples Retailing — 3.1%
Grocery Outlet Holding Corp. *	1,343	57,257
Performance Food Group Co. *	1,378	63,349
		120,606
Food Products — 0.6%
Freshpet, Inc. *	477	24,748
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan Small Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Equipment & Supplies — 7.2%
CONMED Corp.	443	42,440
Figs, Inc., Class A *	1,193	10,865
iRhythm Technologies, Inc. *	457	49,349
Nevro Corp. *	440	19,297
NuVasive, Inc. *	1,050	51,622
Outset Medical, Inc. *	1,884	28,000
Shockwave Medical, Inc. *	396	75,564
Sight Sciences, Inc. * (a)	705	6,339
		283,476
Health Care Providers & Services — 2.9%
Acadia Healthcare Co., Inc. *	696	47,044
Accolade, Inc. * (a)	1,814	13,426
Amedisys, Inc. *	245	25,721
Cano Health, Inc. * (a)	5,926	25,958
		112,149
Health Care Technology — 1.5%
Evolent Health, Inc., Class A *	1,952	59,945
Hotels, Restaurants & Leisure — 6.7%
Boyd Gaming Corp.	586	29,155
Life Time Group Holdings, Inc. * (a)	2,510	32,333
Marriott Vacations Worldwide Corp.	356	41,325
Papa John's International, Inc.	318	26,546
Planet Fitness, Inc., Class A *	890	60,513
Six Flags Entertainment Corp. *	1,183	25,673
Texas Roadhouse, Inc.	618	45,266
		260,811
Household Durables — 1.9%
Helen of Troy Ltd. *	254	41,301
Sonos, Inc. * (a)	1,817	32,775
		74,076
Interactive Media & Services — 1.3%
Bumble, Inc., Class A *	1,104	31,078
Eventbrite, Inc., Class A * (a)	2,047	21,025
		52,103
Internet & Direct Marketing Retail — 0.9%
Global-e Online Ltd. (Israel) *	573	11,549
Xometry, Inc., Class A * (a)	655	22,231
		33,780
IT Services — 4.1%
DigitalOcean Holdings, Inc. * (a)	1,082	44,742
INVESTMENTS	SHARES (000)	VALUE ($000)

IT Services — continued
ExlService Holdings, Inc. *	319	46,932
Globant SA *	212	36,967
Remitly Global, Inc. * (a)	1,356	10,384
Repay Holdings Corp. * (a)	1,808	23,235
		162,260
Life Sciences Tools & Services — 0.3%
Personalis, Inc. *	1,572	5,424
Rapid Micro Biosystems, Inc., Class A * (a)	924	3,975
Seer, Inc. * (a)	453	4,051
		13,450
Machinery — 3.7%
Chart Industries, Inc. *	241	40,308
Evoqua Water Technologies Corp. *	915	29,758
ITT, Inc.	559	37,596
John Bean Technologies Corp.	345	38,037
		145,699
Oil, Gas & Consumable Fuels — 2.7%
Matador Resources Co.	1,301	60,611
Oasis Petroleum, Inc.	147	17,842
SM Energy Co.	788	26,961
		105,414
Pharmaceuticals — 1.6%
Arvinas, Inc. *	721	30,356
Revance Therapeutics, Inc. *	2,261	31,248
		61,604
Professional Services — 1.4%
KBR, Inc.	527	25,514
ManTech International Corp., Class A	327	31,217
		56,731
Road & Rail — 1.0%
Saia, Inc. *	199	37,463
Semiconductors & Semiconductor Equipment — 2.7%
MKS Instruments, Inc.	458	46,996
Semtech Corp. *	607	33,372
Wolfspeed, Inc. *	379	24,042
		104,410
Software — 12.6%
Blackline, Inc. *	613	40,806
Confluent, Inc., Class A * (a)	941	21,871
CyberArk Software Ltd. *	482	61,638
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	33

JPMorgan Small Cap Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Software — continued
Duck Creek Technologies, Inc. *	1,220	18,123
Elastic NV *	411	27,800
Envestnet, Inc. *	756	39,895
Everbridge, Inc. *	555	15,471
Five9, Inc. *	411	37,460
HashiCorp, Inc., Class A *	606	17,836
JFrog Ltd. (Israel) *	1,038	21,864
LiveRamp Holdings, Inc. *	691	17,846
New Relic, Inc. *	487	24,398
Paycor HCM, Inc. * (a)	1,801	46,833
Q2 Holdings, Inc. *	407	15,715
SentinelOne, Inc., Class A *	910	21,239
Smartsheet, Inc., Class A *	975	30,638
Sprout Social, Inc., Class A *	260	15,102
Vertex, Inc., Class A *	1,590	18,010
		492,545
Specialty Retail — 3.3%
Floor & Decor Holdings, Inc., Class A *	303	19,117
Lithia Motors, Inc., Class A	119	32,630
National Vision Holdings, Inc. *	1,725	47,438
Petco Health & Wellness Co., Inc. * (a)	2,167	31,937
		131,122
Trading Companies & Distributors — 4.0%
Air Lease Corp.	596	19,927
Applied Industrial Technologies, Inc.	738	70,954
Rush Enterprises, Inc., Class A	867	41,772
SiteOne Landscape Supply, Inc. *	188	22,393
		155,046
Total Common Stocks (Cost $4,242,964)		3,894,065
	NO. OF RIGHTS (000)
Rights — 0.0% ^
Biotechnology — 0.0% ^
Clementia Pharmaceuticals, Inc. (France) ‡ *(Cost $—)	927	—
INVESTMENTS	SHARES (000)	VALUE ($000)
Short Term Investments — 7.5%
Investment Companies — 1.2%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (b) (c) (Cost $45,206)	45,200	45,209
Investment of Cash Collateral from Securities Loaned — 6.3%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (b) (c)	222,227	222,094
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c)	25,886	25,886
Total Investment of Cash Collateral from Securities Loaned (Cost $247,981)		247,980
Total Short Term Investments (Cost $293,187)		293,189
Total Investments — 106.8% (Cost $4,536,151)		4,187,254
Liabilities in Excess of Other Assets — (6.8)%		(268,073)
NET ASSETS — 100.0%		3,919,181

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2022. The total value of securities on loan at June 30, 2022 is $236,282.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan Small Cap Funds	June 30, 2022

JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.0%
Aerospace & Defense — 1.1%
Maxar Technologies, Inc.	58	1,515
Auto Components — 1.9%
Visteon Corp. *	24	2,538
Banks — 9.4%
Amalgamated Financial Corp.	170	3,358
Customers Bancorp, Inc. *	23	765
Hilltop Holdings, Inc.	102	2,709
Signature Bank	4	706
Synovus Financial Corp.	58	2,108
Zions Bancorp NA	60	3,067
		12,713
Biotechnology — 5.9%
Fate Therapeutics, Inc. *	32	787
Halozyme Therapeutics, Inc. *	84	3,678
Natera, Inc. *	23	823
Sarepta Therapeutics, Inc. *	35	2,643
		7,931
Building Products — 3.9%
AAON, Inc. (a)	58	3,158
Advanced Drainage Systems, Inc.	10	941
AZEK Co., Inc. (The) *	69	1,152
		5,251
Capital Markets — 1.3%
Federated Hermes, Inc.	54	1,731
Chemicals — 1.3%
Avient Corp.	43	1,727
Zymergen, Inc. * (a)	38	47
		1,774
Commercial Services & Supplies — 5.3%
ABM Industries, Inc.	24	1,049
Interface, Inc.	129	1,618
MillerKnoll, Inc.	89	2,324
Tetra Tech, Inc.	16	2,202
		7,193
Diversified Consumer Services — 1.0%
Coursera, Inc. *	92	1,298
Electric Utilities — 2.2%
Portland General Electric Co.	62	2,982
Electrical Equipment — 1.2%
Acuity Brands, Inc.	5	786
INVESTMENTS	SHARES (000)	VALUE ($000)

Electrical Equipment — continued
Bloom Energy Corp., Class A * (a)	22	369
Fluence Energy, Inc. * (a)	18	168
FuelCell Energy, Inc. * (a)	77	287
		1,610
Electronic Equipment, Instruments & Components — 2.6%
Badger Meter, Inc.	20	1,640
Itron, Inc. *	38	1,858
		3,498
Equity Real Estate Investment Trusts (REITs) — 7.0%
Alexander & Baldwin, Inc.	103	1,848
Hudson Pacific Properties, Inc.	34	507
Kilroy Realty Corp.	34	1,767
Paramount Group, Inc.	207	1,498
Rayonier, Inc.	60	2,235
Rexford Industrial Realty, Inc.	27	1,561
		9,416
Food & Staples Retailing — 2.6%
Sprouts Farmers Market, Inc. *	65	1,637
United Natural Foods, Inc. *	46	1,822
		3,459
Food Products — 2.5%
AppHarvest, Inc. * (a)	80	277
Darling Ingredients, Inc. *	46	2,772
Vital Farms, Inc. * (a)	43	376
		3,425
Health Care Equipment & Supplies — 1.4%
Shockwave Medical, Inc. *	10	1,912
Health Care Providers & Services — 6.6%
AMN Healthcare Services, Inc. *	29	3,141
Encompass Health Corp.	36	2,040
HealthEquity, Inc. *	45	2,747
Progyny, Inc. *	33	954
		8,882
Health Care Technology — 2.1%
Allscripts Healthcare Solutions, Inc. *	91	1,345
Schrodinger, Inc. *	55	1,470
		2,815
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	35

JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Household Durables — 2.7%
KB Home	73	2,079
Sonos, Inc. * (a)	84	1,516
		3,595
Independent Power and Renewable Electricity Producers — 0.2%
Sunnova Energy International, Inc. *	13	247
Insurance — 1.7%
CNO Financial Group, Inc.	121	2,179
Lemonade, Inc. * (a)	4	80
		2,259
Interactive Media & Services — 2.5%
Bumble, Inc., Class A *	68	1,913
Yelp, Inc. *	54	1,512
		3,425
Internet & Direct Marketing Retail — 0.4%
Rent the Runway, Inc., Class A * (a)	120	369
ThredUp, Inc., Class A *	64	159
		528
Life Sciences Tools & Services — 0.9%
Azenta, Inc.	12	899
Singular Genomics Systems, Inc. * (a)	97	370
		1,269
Machinery — 2.2%
AGCO Corp.	14	1,421
Lindsay Corp.	12	1,601
		3,022
Metals & Mining — 2.9%
Constellium SE *	142	1,870
Schnitzer Steel Industries, Inc., Class A	63	2,074
		3,944
Mortgage Real Estate Investment Trusts (REITs) — 1.8%
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (a)	63	2,375
Oil, Gas & Consumable Fuels — 0.6%
Clean Energy Fuels Corp. * (a)	167	746
Personal Products — 0.2%
Honest Co., Inc. (The) *	75	218
INVESTMENTS	SHARES (000)	VALUE ($000)

Professional Services — 4.8%
Huron Consulting Group, Inc. *	59	3,815
ICF International, Inc.	27	2,620
		6,435
Real Estate Management & Development — 1.4%
Cushman & Wakefield plc *	120	1,834
Semiconductors & Semiconductor Equipment — 3.1%
Power Integrations, Inc.	22	1,663
SunPower Corp. * (a)	113	1,787
Wolfspeed, Inc. * (a)	11	711
		4,161
Software — 3.4%
Everbridge, Inc. *	15	412
NCR Corp. *	63	1,957
Q2 Holdings, Inc. *	39	1,521
Workiva, Inc. *	10	647
		4,537
Specialty Retail — 0.3%
Warby Parker, Inc., Class A * (a)	39	441
Textiles, Apparel & Luxury Goods — 5.8%
Allbirds, Inc., Class A * (a)	102	399
Columbia Sportswear Co.	20	1,451
Deckers Outdoor Corp. *	9	2,323
Kontoor Brands, Inc.	53	1,784
Unifi, Inc. *	133	1,865
		7,822
Trading Companies & Distributors — 2.6%
WESCO International, Inc. *	33	3,565
Water Utilities — 2.2%
American States Water Co.	36	2,934
Total Common Stocks (Cost $175,883)		133,300
	NO. OF RIGHTS (000)
Rights — 0.0% ^
Biotechnology — 0.0% ^
Contra Aduro Biotech I ‡ *(Cost $108)	42	—
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan Small Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Term Investments — 5.3%
Investment Companies — 1.0%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (b) (c) (Cost $1,396)	1,396	1,396
Investment of Cash Collateral from Securities Loaned — 4.3%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (b) (c)	4,094	4,091
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c)	1,630	1,630
Total Investment of Cash Collateral from Securities Loaned (Cost $5,721)		5,721
Total Short Term Investments (Cost $7,117)		7,117
Total Investments — 104.3% (Cost $183,108)		140,417
Liabilities in Excess of Other Assets — (4.3)%		(5,807)
NET ASSETS — 100.0%		134,610

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2022. The total value of securities on loan at June 30, 2022 is $5,612.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	37

JPMorgan Small Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.5%
Aerospace & Defense — 0.3%
AAR Corp. *	39	1,627
Moog, Inc., Class A	30	2,398
		4,025
Air Freight & Logistics — 1.0%
Atlas Air Worldwide Holdings, Inc. *	33	2,036
Hub Group, Inc., Class A *	150	10,620
Radiant Logistics, Inc. *	95	708
		13,364
Airlines — 0.4%
Hawaiian Holdings, Inc. *	46	654
SkyWest, Inc. *	215	4,579
		5,233
Auto Components — 0.4%
Adient plc *	112	3,336
American Axle & Manufacturing Holdings, Inc. *	44	331
Dana, Inc.	113	1,589
		5,256
Banks — 18.7%
1st Source Corp.	54	2,452
American National Bankshares, Inc.	12	415
Ameris Bancorp	44	1,756
Associated Banc-Corp.	329	6,013
Atlantic Union Bankshares Corp.	83	2,819
BankUnited, Inc.	38	1,337
Banner Corp.	21	1,180
Brookline Bancorp, Inc.	341	4,537
Business First Bancshares, Inc.	79	1,694
Byline Bancorp, Inc.	163	3,887
Cadence Bank	143	3,352
Capstar Financial Holdings, Inc.	53	1,050
Cathay General Bancorp	222	8,703
Central Pacific Financial Corp.	224	4,803
City Holding Co.	32	2,564
Civista Bancshares, Inc.	19	398
Columbia Banking System, Inc.	94	2,687
Community Bank System, Inc.	62	3,911
Community Trust Bancorp, Inc.	89	3,598
ConnectOne Bancorp, Inc.	85	2,071
Customers Bancorp, Inc. *	56	1,905
CVB Financial Corp.	294	7,287
Eastern Bankshares, Inc.	311	5,745
Enterprise Financial Services Corp.	106	4,391
INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued
Equity Bancshares, Inc., Class A	36	1,044
Farmers National Banc Corp.	55	825
Financial Institutions, Inc.	35	906
First Bancorp	15	527
First BanCorp (Puerto Rico)	354	4,575
First Bancshares, Inc. (The)	22	618
First Citizens BancShares, Inc., Class A	5	3,151
First Commonwealth Financial Corp.	482	6,464
First Financial Corp.	73	3,235
First Interstate BancSystem, Inc., Class A	115	4,383
First Merchants Corp.	110	3,929
Flushing Financial Corp.	27	572
FNB Corp.	58	634
Fulton Financial Corp.	187	2,707
Glacier Bancorp, Inc.	71	3,381
Great Southern Bancorp, Inc.	11	632
Hancock Whitney Corp.	131	5,812
Heritage Commerce Corp.	122	1,304
Hilltop Holdings, Inc.	44	1,162
Home BancShares, Inc.	307	6,372
HomeStreet, Inc.	41	1,425
HomeTrust Bancshares, Inc.	61	1,535
Hope Bancorp, Inc.	719	9,949
Independent Bank Corp.	54	4,258
Independent Bank Corp.	28	532
Independent Bank Group, Inc. (a)	38	2,574
Mercantile Bank Corp.	9	300
Meta Financial Group, Inc.	35	1,346
Midland States Bancorp, Inc.	48	1,149
National Bank Holdings Corp., Class A	46	1,757
Nicolet Bankshares, Inc. *	9	680
OceanFirst Financial Corp.	415	7,943
OFG Bancorp (Puerto Rico)	278	7,061
Old National Bancorp	652	9,639
Old Second Bancorp, Inc.	81	1,087
Origin Bancorp, Inc.	17	667
Pacific Premier Bancorp, Inc.	51	1,477
Peapack-Gladstone Financial Corp.	40	1,179
Peoples Bancorp, Inc.	24	649
Pinnacle Financial Partners, Inc.	35	2,538
Preferred Bank	16	1,109
Premier Financial Corp.	42	1,062
QCR Holdings, Inc.	25	1,344
Renasant Corp.	7	210
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan Small Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Banks — continued
Republic Bancorp, Inc., Class A	15	714
Sandy Spring Bancorp, Inc.	78	3,063
Sierra Bancorp	25	552
Simmons First National Corp., Class A	57	1,205
South Plains Financial, Inc.	10	251
SouthState Corp.	41	3,160
TriCo Bancshares	64	2,944
Trustmark Corp.	195	5,704
UMB Financial Corp.	123	10,616
United Community Banks, Inc.	110	3,312
Valley National Bancorp	126	1,309
Veritex Holdings, Inc.	76	2,230
Washington Federal, Inc.	173	5,194
Washington Trust Bancorp, Inc.	7	314
Webster Financial Corp.	56	2,344
WesBanco, Inc.	24	764
Westamerica BanCorp	82	4,575
Wintrust Financial Corp.	16	1,258
		241,767
Biotechnology — 5.6%
2seventy bio, Inc. *	67	887
Agios Pharmaceuticals, Inc. *	102	2,266
Allovir, Inc. * (a)	149	581
Arcus Biosciences, Inc. * (a)	236	5,969
BioCryst Pharmaceuticals, Inc. * (a)	180	1,904
Biohaven Pharmaceutical Holding Co. Ltd. *	12	1,676
Bluebird Bio, Inc. * (a)	202	835
CTI BioPharma Corp. *	338	2,016
Cytokinetics, Inc. *	74	2,907
Eagle Pharmaceuticals, Inc. *	85	3,799
Enanta Pharmaceuticals, Inc. *	14	676
EQRx, Inc. * (a)	660	3,095
Fate Therapeutics, Inc. *	71	1,759
Iovance Biotherapeutics, Inc. *	98	1,080
iTeos Therapeutics, Inc. *	183	3,762
IVERIC bio, Inc. *	264	2,540
Kezar Life Sciences, Inc. *	487	4,024
Kymera Therapeutics, Inc. * (a)	222	4,379
Lexicon Pharmaceuticals, Inc. * (a)	642	1,194
Lyell Immunopharma, Inc. * (a)	250	1,629
Nuvalent, Inc., Class A * (a)	254	3,442
Prometheus Biosciences, Inc. *	38	1,081
Prothena Corp. plc (Ireland) *	109	2,948
INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued
REGENXBIO, Inc. *	163	4,031
Relay Therapeutics, Inc. * (a)	278	4,660
SpringWorks Therapeutics, Inc. *	149	3,666
Travere Therapeutics, Inc. * (a)	233	5,658
		72,464
Building Products — 0.3%
Resideo Technologies, Inc. *	101	1,975
UFP Industries, Inc.	26	1,758
		3,733
Capital Markets — 1.0%
AssetMark Financial Holdings, Inc. *	48	895
Blucora, Inc. *	224	4,142
Cowen, Inc., Class A (a)	83	1,969
Donnelley Financial Solutions, Inc. *	49	1,421
PJT Partners, Inc., Class A	12	872
Stifel Financial Corp.	45	2,504
Virtus Investment Partners, Inc.	3	513
		12,316
Chemicals — 0.9%
AdvanSix, Inc.	103	3,451
Avient Corp.	55	2,213
Ecovyst, Inc.	58	570
Minerals Technologies, Inc.	35	2,165
Tronox Holdings plc, Class A	199	3,342
		11,741
Commercial Services & Supplies — 1.4%
ABM Industries, Inc.	152	6,583
ACCO Brands Corp.	309	2,018
Cimpress plc (Ireland) *	5	206
Ennis, Inc.	35	712
GEO Group, Inc. (The), REIT * (a)	520	3,432
Heritage-Crystal Clean, Inc. *	37	1,008
HNI Corp.	33	1,131
Steelcase, Inc., Class A	289	3,103
		18,193
Communications Equipment — 0.9%
Harmonic, Inc. *	415	3,597
NetScout Systems, Inc. *	239	8,084
		11,681
Construction & Engineering — 2.1%
Arcosa, Inc.	53	2,428
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	39

JPMorgan Small Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Construction & Engineering — continued
Argan, Inc.	158	5,900
Comfort Systems USA, Inc.	44	3,634
EMCOR Group, Inc.	47	4,870
MasTec, Inc. *	51	3,676
MYR Group, Inc. *	48	4,257
Primoris Services Corp.	88	1,906
Tutor Perini Corp. *	69	606
		27,277
Consumer Finance — 1.1%
Encore Capital Group, Inc. *	133	7,683
Navient Corp.	129	1,805
Nelnet, Inc., Class A	17	1,483
PROG Holdings, Inc. *	179	2,947
		13,918
Containers & Packaging — 0.2%
Greif, Inc., Class A	35	2,177
Myers Industries, Inc.	18	409
O-I Glass, Inc. *	34	482
		3,068
Diversified Consumer Services — 0.2%
Stride, Inc. *	63	2,558
Diversified Telecommunication Services — 1.0%
EchoStar Corp., Class A * (a)	246	4,740
Liberty Latin America Ltd., Class A (Chile) *	96	752
Liberty Latin America Ltd., Class C (Chile) *	937	7,297
		12,789
Electric Utilities — 1.2%
IDACORP, Inc.	48	5,126
Otter Tail Corp.	19	1,242
Portland General Electric Co.	177	8,535
Via Renewables, Inc.	77	591
		15,494
Electrical Equipment — 0.9%
AZZ, Inc.	33	1,352
Encore Wire Corp.	84	8,698
Powell Industries, Inc.	73	1,708
		11,758
Electronic Equipment, Instruments & Components — 2.7%
Belden, Inc.	17	916
Benchmark Electronics, Inc. (a)	211	4,765
INVESTMENTS	SHARES (000)	VALUE ($000)

Electronic Equipment, Instruments & Components — continued
Knowles Corp. *	371	6,419
OSI Systems, Inc. *	88	7,536
Sanmina Corp. *	108	4,395
ScanSource, Inc. *	165	5,125
TTM Technologies, Inc. *	180	2,254
Vishay Intertechnology, Inc.	226	4,034
		35,444
Energy Equipment & Services — 0.9%
Bristow Group, Inc. *	14	327
ChampionX Corp.	138	2,729
Helmerich & Payne, Inc.	68	2,928
NexTier Oilfield Solutions, Inc. *	202	1,925
Patterson-UTI Energy, Inc.	94	1,474
Solaris Oilfield Infrastructure, Inc., Class A	75	818
US Silica Holdings, Inc. * (a)	74	846
		11,047
Entertainment — 0.1%
Lions Gate Entertainment Corp., Class A *	114	1,066
Equity Real Estate Investment Trusts (REITs) — 10.7%
Agree Realty Corp.	188	13,524
Alexander & Baldwin, Inc.	164	2,948
American Assets Trust, Inc.	64	1,895
Apple Hospitality REIT, Inc.	388	5,689
Brandywine Realty Trust	247	2,379
Broadstone Net Lease, Inc.	123	2,531
Centerspace	37	3,050
Chatham Lodging Trust *	42	437
City Office REIT, Inc.	87	1,132
Corporate Office Properties Trust	216	5,660
DiamondRock Hospitality Co. *	327	2,684
Equity Commonwealth *	240	6,602
Essential Properties Realty Trust, Inc.	98	2,110
First Industrial Realty Trust, Inc.	44	2,080
Four Corners Property Trust, Inc.	78	2,071
Getty Realty Corp.	96	2,537
Gladstone Commercial Corp.	126	2,368
Global Medical REIT, Inc.	61	685
Healthcare Realty Trust, Inc. (a)	301	8,195
Highwoods Properties, Inc.	15	509
Independence Realty Trust, Inc.	167	3,456
Kite Realty Group Trust	224	3,873
NexPoint Residential Trust, Inc.	6	345
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan Small Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Equity Real Estate Investment Trusts (REITs) — continued
Paramount Group, Inc.	474	3,429
Pebblebrook Hotel Trust	136	2,254
Phillips Edison & Co., Inc. (a)	82	2,746
Physicians Realty Trust	188	3,277
Piedmont Office Realty Trust, Inc., Class A	232	3,045
Plymouth Industrial REIT, Inc.	31	544
PotlatchDeltic Corp.	110	4,852
Retail Opportunity Investments Corp.	319	5,031
RLJ Lodging Trust	280	3,088
Ryman Hospitality Properties, Inc. *	38	2,904
SITE Centers Corp.	483	6,506
STAG Industrial, Inc.	211	6,531
Summit Hotel Properties, Inc. *	112	817
Sunstone Hotel Investors, Inc. *	227	2,248
Terreno Realty Corp.	100	5,590
UMH Properties, Inc.	43	763
Urban Edge Properties	50	756
Urstadt Biddle Properties, Inc., Class A	39	632
Xenia Hotels & Resorts, Inc. *	413	6,005
		137,778
Food & Staples Retailing — 0.9%
Andersons, Inc. (The)	109	3,590
SpartanNash Co.	135	4,067
Sprouts Farmers Market, Inc. *	127	3,228
United Natural Foods, Inc. *	35	1,379
		12,264
Food Products — 0.7%
Darling Ingredients, Inc. *	127	7,577
Fresh Del Monte Produce, Inc.	36	1,060
Seneca Foods Corp., Class A *	15	866
		9,503
Gas Utilities — 2.0%
Brookfield Infrastructure Corp., Class A (Canada)	62	2,616
Chesapeake Utilities Corp.	12	1,593
New Jersey Resources Corp.	293	13,043
Northwest Natural Holding Co.	46	2,448
ONE Gas, Inc.	11	934
Spire, Inc.	70	5,176
		25,810
Health Care Equipment & Supplies — 0.8%
AngioDynamics, Inc. *	88	1,711
Bioventus, Inc., Class A * (a)	146	992
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued
Embecta Corp. *	97	2,451
Integer Holdings Corp. *	10	692
Natus Medical, Inc. *	59	1,947
Utah Medical Products, Inc.	17	1,477
Varex Imaging Corp. *	56	1,202
		10,472
Health Care Providers & Services — 1.6%
AdaptHealth Corp. *	156	2,814
National HealthCare Corp.	12	867
Option Care Health, Inc. *	495	13,762
Owens & Minor, Inc.	120	3,755
		21,198
Health Care Technology — 2.2%
Allscripts Healthcare Solutions, Inc. *	817	12,107
Computer Programs and Systems, Inc. *	138	4,421
Evolent Health, Inc., Class A *	181	5,565
NextGen Healthcare, Inc. *	388	6,767
		28,860
Hotels, Restaurants & Leisure — 0.6%
Bloomin' Brands, Inc.	127	2,119
Bluegreen Vacations Holding Corp.	34	839
Light & Wonder, Inc. *	27	1,250
Marriott Vacations Worldwide Corp.	22	2,568
SeaWorld Entertainment, Inc. *	25	1,122
		7,898
Household Durables — 1.2%
Lifetime Brands, Inc.	41	448
Meritage Homes Corp. *	70	5,111
Taylor Morrison Home Corp. *	232	5,413
Tri Pointe Homes, Inc. *	297	5,012
		15,984
Household Products — 0.3%
Central Garden & Pet Co., Class A *	108	4,321
Independent Power and Renewable Electricity Producers — 0.7%
Clearway Energy, Inc.	129	4,115
Clearway Energy, Inc., Class C	128	4,466
		8,581
Insurance — 1.4%
American Equity Investment Life Holding Co.	54	1,964
CNO Financial Group, Inc.	99	1,789
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	41

JPMorgan Small Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Insurance — continued
Employers Holdings, Inc.	65	2,731
RLI Corp.	60	6,961
Selective Insurance Group, Inc.	36	3,173
Stewart Information Services Corp.	29	1,443
		18,061
Interactive Media & Services — 0.5%
Cars.com, Inc. *	232	2,185
Liberty TripAdvisor Holdings, Inc., Class A *	158	120
QuinStreet, Inc. *	143	1,437
Yelp, Inc. *	95	2,633
		6,375
IT Services — 0.9%
CSG Systems International, Inc.	107	6,415
IBEX Holdings Ltd. *	32	545
Information Services Group, Inc.	671	4,534
SolarWinds Corp.	23	235
		11,729
Life Sciences Tools & Services — 0.1%
Pacific Biosciences of California, Inc. * (a)	273	1,207
Machinery — 1.5%
AGCO Corp.	48	4,708
Douglas Dynamics, Inc.	21	598
EnPro Industries, Inc.	12	983
Hillenbrand, Inc.	39	1,622
Mueller Industries, Inc.	116	6,165
Terex Corp.	62	1,689
Wabash National Corp. (a)	252	3,425
		19,190
Marine — 0.1%
Safe Bulkers, Inc. (Greece) (a)	206	786
Media — 1.7%
AMC Networks, Inc., Class A *	182	5,306
Gray Television, Inc.	328	5,550
John Wiley & Sons, Inc., Class A	183	8,745
Sinclair Broadcast Group, Inc., Class A	132	2,684
		22,285
Metals & Mining — 2.2%
Alcoa Corp.	21	966
Allegheny Technologies, Inc. *	32	722
Arconic Corp. *	237	6,651
INVESTMENTS	SHARES (000)	VALUE ($000)

Metals & Mining — continued
Cleveland-Cliffs, Inc. *	49	748
Coeur Mining, Inc. *	91	276
Commercial Metals Co.	216	7,153
Constellium SE *	257	3,398
Hecla Mining Co.	180	705
Materion Corp.	21	1,541
Olympic Steel, Inc.	13	345
Schnitzer Steel Industries, Inc., Class A	63	2,066
SunCoke Energy, Inc.	237	1,613
TimkenSteel Corp. *	86	1,611
		27,795
Mortgage Real Estate Investment Trusts (REITs) — 3.2%
Arbor Realty Trust, Inc.	97	1,274
Ares Commercial Real Estate Corp.	500	6,113
Blackstone Mortgage Trust, Inc., Class A (a)	369	10,210
Ellington Financial, Inc. (a)	223	3,271
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (a)	41	1,564
KKR Real Estate Finance Trust, Inc.	416	7,265
Ladder Capital Corp.	457	4,812
Ready Capital Corp.	216	2,578
Redwood Trust, Inc.	271	2,087
TPG RE Finance Trust, Inc.	170	1,535
		40,709
Multi-Utilities — 0.9%
Avista Corp.	84	3,650
Black Hills Corp.	45	3,282
NorthWestern Corp.	38	2,204
Unitil Corp.	31	1,844
		10,980
Oil, Gas & Consumable Fuels — 3.4%
Antero Resources Corp. *	29	886
Arch Resources, Inc.	34	4,851
Berry Corp.	31	234
CNX Resources Corp. *	52	856
CONSOL Energy, Inc. *	19	938
CVR Energy, Inc.	67	2,241
Delek US Holdings, Inc. *	71	1,830
Dorian LPG Ltd.	174	2,646
Green Plains, Inc. * (a)	89	2,418
Murphy Oil Corp.	205	6,177
Oasis Petroleum, Inc.	40	4,842
SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. Morgan Small Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Oil, Gas & Consumable Fuels — continued
Ovintiv, Inc.	162	7,163
Par Pacific Holdings, Inc. *	34	533
PBF Energy, Inc., Class A *	19	551
Peabody Energy Corp. * (a)	40	855
Range Resources Corp. *	31	780
REX American Resources Corp. *	16	1,314
SM Energy Co.	55	1,874
Talos Energy, Inc. *	46	713
Whiting Petroleum Corp.	2	143
World Fuel Services Corp.	107	2,199
		44,044
Paper & Forest Products — 0.1%
Louisiana-Pacific Corp.	20	1,032
Personal Products — 1.6%
BellRing Brands, Inc. *	389	9,690
Edgewell Personal Care Co.	106	3,652
Herbalife Nutrition Ltd. *	330	6,748
		20,090
Pharmaceuticals — 1.1%
Amphastar Pharmaceuticals, Inc. *	65	2,272
Cara Therapeutics, Inc. *	171	1,559
CinCor Pharma, Inc. * (a)	107	2,008
Endo International plc * (a)	1,138	530
Intra-Cellular Therapies, Inc. *	54	3,100
NGM Biopharmaceuticals, Inc. *	197	2,527
Supernus Pharmaceuticals, Inc. *	55	1,599
		13,595
Professional Services — 2.9%
Barrett Business Services, Inc.	88	6,392
Heidrick & Struggles International, Inc.	69	2,246
Huron Consulting Group, Inc. *	63	4,062
Insperity, Inc.	5	539
Kelly Services, Inc., Class A	239	4,737
Korn Ferry	92	5,361
ManTech International Corp., Class A	86	8,209
TrueBlue, Inc. *	299	5,349
		36,895
Real Estate Management & Development — 0.8%
Anywhere Real Estate, Inc. *	202	1,985
Kennedy-Wilson Holdings, Inc.	431	8,163
		10,148
INVESTMENTS	SHARES (000)	VALUE ($000)

Road & Rail — 1.2%
ArcBest Corp.	108	7,557
Avis Budget Group, Inc. *	28	4,162
Covenant Logistics Group, Inc.	21	537
Heartland Express, Inc.	127	1,771
Werner Enterprises, Inc.	23	875
		14,902
Semiconductors & Semiconductor Equipment — 0.6%
Amkor Technology, Inc.	120	2,037
Cohu, Inc. *	182	5,034
Veeco Instruments, Inc. *	21	408
		7,479
Software — 1.1%
A10 Networks, Inc.	134	1,933
eGain Corp. *	227	2,213
LiveRamp Holdings, Inc. *	94	2,418
Marathon Digital Holdings, Inc. * (a)	86	459
Ping Identity Holding Corp. *	374	6,790
SecureWorks Corp., Class A *	42	456
		14,269
Specialty Retail — 2.3%
Abercrombie & Fitch Co., Class A *	27	459
Academy Sports & Outdoors, Inc.	353	12,549
Bed Bath & Beyond, Inc. * (a)	105	521
Conn's, Inc. *	177	1,421
Genesco, Inc. * (a)	22	1,103
ODP Corp. (The) *	104	3,139
Signet Jewelers Ltd.	112	5,966
Sleep Number Corp. *	25	764
Sonic Automotive, Inc., Class A	65	2,396
Zumiez, Inc. *	69	1,789
		30,107
Technology Hardware, Storage & Peripherals — 1.1%
Avid Technology, Inc. *	117	3,044
Xerox Holdings Corp.	741	11,007
		14,051
Textiles, Apparel & Luxury Goods — 0.5%
G-III Apparel Group Ltd. *	169	3,415
Kontoor Brands, Inc.	26	851
Wolverine World Wide, Inc.	85	1,719
		5,985
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	43

JPMorgan Small Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Thrifts & Mortgage Finance — 3.1%
Axos Financial, Inc. *	80	2,890
Capitol Federal Financial, Inc.	137	1,259
Essent Group Ltd.	294	11,425
Kearny Financial Corp.	150	1,664
Luther Burbank Corp.	20	261
Merchants Bancorp	17	378
MGIC Investment Corp.	153	1,928
Mr. Cooper Group, Inc. *	83	3,038
NMI Holdings, Inc., Class A *	173	2,890
Northfield Bancorp, Inc.	232	3,022
PennyMac Financial Services, Inc.	17	734
Radian Group, Inc.	547	10,754
		40,243
Trading Companies & Distributors — 2.9%
BlueLinx Holdings, Inc. *	32	2,158
Boise Cascade Co.	100	5,961
GATX Corp.	25	2,307
GMS, Inc. *	105	4,686
MRC Global, Inc. *	282	2,803
NOW, Inc. *	840	8,213
Rush Enterprises, Inc., Class A	116	5,577
Titan Machinery, Inc. *	91	2,048
Veritiv Corp. *	38	4,158
		37,911
Water Utilities — 0.3%
American States Water Co.	55	4,450
Total Common Stocks (Cost $1,222,204)		1,271,179
Short Term Investments — 3.3%
Investment Companies — 1.5%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (b) (c) (Cost $19,166)	19,167	19,171
INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 1.8%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (b) (c)	20,583	20,571
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c)	3,163	3,163
Total Investment of Cash Collateral from Securities Loaned (Cost $23,734)		23,734
Total Short Term Investments (Cost $42,900)		42,905
Total Investments — 101.8% (Cost $1,265,104)		1,314,084
Liabilities in Excess of Other Assets — (1.8)%		(22,834)
NET ASSETS — 100.0%		1,291,250

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2022. The total value of securities on loan at June 30, 2022 is $22,196.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. Morgan Small Cap Funds	June 30, 2022

Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-Mini Index	206	09/16/2022	USD	17,601	(776)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	45

JPMorgan SMID Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.8%
Aerospace & Defense — 0.8%
Woodward, Inc.	28	2,565
Airlines — 0.6%
Alaska Air Group, Inc. *	50	2,014
Automobiles — 0.7%
Thor Industries, Inc.	29	2,205
Banks — 7.0%
Commerce Bancshares, Inc.	36	2,373
Cullen/Frost Bankers, Inc.	22	2,512
ServisFirst Bancshares, Inc.	38	2,995
Signature Bank	22	3,844
SVB Financial Group *	10	3,870
Western Alliance Bancorp	51	3,627
Wintrust Financial Corp.	31	2,508
		21,729
Building Products — 3.5%
Fortune Brands Home & Security, Inc.	59	3,504
Hayward Holdings, Inc. *	165	2,369
Lennox International, Inc.	13	2,719
Simpson Manufacturing Co., Inc.	22	2,247
		10,839
Capital Markets — 8.5%
Cboe Global Markets, Inc.	27	3,037
Evercore, Inc., Class A	24	2,233
FactSet Research Systems, Inc.	10	4,024
Focus Financial Partners, Inc., Class A *	74	2,520
LPL Financial Holdings, Inc.	27	4,927
Moelis & Co., Class A	75	2,963
Morningstar, Inc.	16	3,778
StepStone Group, Inc., Class A	117	3,052
		26,534
Chemicals — 0.8%
Axalta Coating Systems Ltd. *	113	2,488
Commercial Services & Supplies — 6.4%
Driven Brands Holdings, Inc. *	131	3,618
IAA, Inc. *	65	2,117
MSA Safety, Inc.	33	3,946
Ritchie Bros Auctioneers, Inc. (Canada)	49	3,176
Stericycle, Inc. *	53	2,335
Waste Connections, Inc.	38	4,711
		19,903
INVESTMENTS	SHARES (000)	VALUE ($000)

Construction & Engineering — 1.6%
WillScot Mobile Mini Holdings Corp. *	151	4,896
Containers & Packaging — 2.0%
AptarGroup, Inc.	34	3,509
Crown Holdings, Inc.	30	2,776
		6,285
Distributors — 3.0%
LKQ Corp.	94	4,586
Pool Corp.	13	4,615
		9,201
Diversified Consumer Services — 1.1%
Bright Horizons Family Solutions, Inc. *	39	3,275
Electrical Equipment — 1.1%
Generac Holdings, Inc. *	16	3,362
Electronic Equipment, Instruments & Components — 0.9%
Cognex Corp.	67	2,853
Equity Real Estate Investment Trusts (REITs) — 5.3%
CubeSmart	64	2,752
EastGroup Properties, Inc.	25	3,862
Mid-America Apartment Communities, Inc.	21	3,737
National Retail Properties, Inc.	88	3,773
Outfront Media, Inc.	147	2,483
		16,607
Food & Staples Retailing — 3.6%
BJ's Wholesale Club Holdings, Inc. *	66	4,138
Casey's General Stores, Inc.	16	2,920
Performance Food Group Co. *	88	4,044
		11,102
Food Products — 1.1%
Lamb Weston Holdings, Inc.	49	3,469
Gas Utilities — 1.2%
Atmos Energy Corp.	33	3,713
Health Care Equipment & Supplies — 2.5%
ICU Medical, Inc. *	15	2,523
QuidelOrtho Corp. *	16	1,579
STERIS plc	18	3,681
		7,783
Health Care Providers & Services — 4.9%
Chemed Corp.	8	3,658
Encompass Health Corp.	64	3,593
SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan Small Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Providers & Services — continued
HealthEquity, Inc. *	55	3,395
Molina Healthcare, Inc. *	16	4,508
		15,154
Health Care Technology — 1.4%
Certara, Inc. *	107	2,302
Definitive Healthcare Corp. * (a)	91	2,089
		4,391
Hotels, Restaurants & Leisure — 3.0%
Planet Fitness, Inc., Class A *	44	3,000
Vail Resorts, Inc.	16	3,435
Wendy's Co. (The)	155	2,927
		9,362
Household Products — 0.9%
Reynolds Consumer Products, Inc. (a)	97	2,658
Insurance — 2.6%
Kinsale Capital Group, Inc.	18	4,119
RLI Corp.	34	3,939
		8,058
IT Services — 4.5%
Broadridge Financial Solutions, Inc.	25	3,585
Jack Henry & Associates, Inc.	16	2,887
SS&C Technologies Holdings, Inc.	60	3,453
WEX, Inc. *	26	4,081
		14,006
Leisure Products — 1.1%
Brunswick Corp.	53	3,498
Life Sciences Tools & Services — 2.4%
Syneos Health, Inc. *	51	3,659
West Pharmaceutical Services, Inc.	12	3,774
		7,433
Machinery — 8.5%
Douglas Dynamics, Inc.	46	1,318
Hillman Solutions Corp. *	229	1,980
IDEX Corp.	20	3,690
Lincoln Electric Holdings, Inc.	37	4,579
Nordson Corp.	18	3,587
RBC Bearings, Inc. *	25	4,606
Snap-on, Inc.	11	2,249
Toro Co. (The)	60	4,506
		26,515
INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — 1.5%
Catalent, Inc. *	45	4,800
Professional Services — 1.2%
TransUnion	46	3,685
Real Estate Management & Development — 0.8%
Cushman & Wakefield plc *	162	2,466
Road & Rail — 2.4%
Knight-Swift Transportation Holdings, Inc.	69	3,217
Landstar System, Inc.	24	3,466
Lyft, Inc., Class A *	67	885
		7,568
Semiconductors & Semiconductor Equipment — 2.7%
Allegro MicroSystems, Inc. (Japan) *	70	1,444
CMC Materials, Inc.	21	3,573
Power Integrations, Inc.	43	3,251
		8,268
Software — 6.1%
Black Knight, Inc. *	50	3,245
Clearwater Analytics Holdings, Inc., Class A *	138	1,658
Envestnet, Inc. *	34	1,791
Guidewire Software, Inc. *	29	2,084
Manhattan Associates, Inc. *	22	2,562
nCino, Inc. * (a)	63	1,957
Q2 Holdings, Inc. *	56	2,169
Tyler Technologies, Inc. *	11	3,595
		19,061
Specialty Retail — 0.6%
Burlington Stores, Inc. *	13	1,766
Textiles, Apparel & Luxury Goods — 0.5%
Carter's, Inc.	24	1,713
Total Common Stocks (Cost $291,984)		301,225
Short Term Investments — 4.5%
Investment Companies — 3.5%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (b) (c) (Cost $10,970)	10,969	10,971
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	47

JPMorgan SMID Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short Term Investments — continued
Investment of Cash Collateral from Securities Loaned — 1.0%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c) (Cost $3,046)	3,046	3,046
Total Short Term Investments (Cost $14,016)		14,017
Total Investments — 101.3% (Cost $306,000)		315,242
Liabilities in Excess of Other Assets — (1.3)%		(4,159)
NET ASSETS — 100.0%		311,083

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2022. The total value of securities on loan at June 30, 2022 is $2,788.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan Small Cap Funds	June 30, 2022

JPMorgan U.S. Small Company Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.0%
Air Freight & Logistics — 0.3%
Atlas Air Worldwide Holdings, Inc. *	11	661
Hub Group, Inc., Class A *	21	1,454
Radiant Logistics, Inc. *	65	485
		2,600
Airlines — 0.2%
SkyWest, Inc. *	79	1,677
Auto Components — 0.1%
Goodyear Tire & Rubber Co. (The) *	14	146
Lear Corp.	8	1,083
		1,229
Automobiles — 0.0% ^
Winnebago Industries, Inc.	2	117
Banks — 10.6%
1st Source Corp.	16	718
Atlantic Union Bankshares Corp.	13	436
Banner Corp.	50	2,837
Brookline Bancorp, Inc.	287	3,825
Business First Bancshares, Inc.	31	667
Byline Bancorp, Inc.	66	1,576
Cadence Bank	72	1,697
Capital City Bank Group, Inc.	21	594
Cathay General Bancorp	27	1,044
Central Pacific Financial Corp.	79	1,699
Columbia Banking System, Inc.	83	2,377
Community Bank System, Inc.	13	797
ConnectOne Bancorp, Inc.	45	1,100
CVB Financial Corp.	169	4,188
Eastern Bankshares, Inc.	362	6,688
Enterprise Financial Services Corp.	24	979
Equity Bancshares, Inc., Class A	18	537
Financial Institutions, Inc.	7	169
First BanCorp (Puerto Rico)	77	994
First Bancshares, Inc. (The)	7	203
First Citizens BancShares, Inc., Class A	1	960
First Commonwealth Financial Corp.	107	1,432
First Financial Corp.	16	730
First Interstate BancSystem, Inc., Class A	14	528
First Merchants Corp.	67	2,394
Flushing Financial Corp.	8	176
Glacier Bancorp, Inc.	29	1,366
Hancock Whitney Corp.	51	2,274
HarborOne Bancorp, Inc.	28	392
INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued
Heritage Commerce Corp.	41	444
Home BancShares, Inc.	120	2,488
HomeStreet, Inc.	37	1,272
HomeTrust Bancshares, Inc.	21	532
Hope Bancorp, Inc.	242	3,352
Independent Bank Corp.	34	2,677
Independent Bank Corp.	30	584
Independent Bank Group, Inc.	13	890
Meta Financial Group, Inc.	27	1,044
National Bank Holdings Corp., Class A	10	390
Nicolet Bankshares, Inc. *	2	174
OceanFirst Financial Corp.	220	4,203
OFG Bancorp (Puerto Rico)	69	1,745
Old National Bancorp	201	2,967
Old Second Bancorp, Inc.	48	648
Origin Bancorp, Inc.	7	268
Peapack-Gladstone Financial Corp.	8	229
Peoples Bancorp, Inc.	10	266
Pinnacle Financial Partners, Inc.	26	1,894
Popular, Inc. (Puerto Rico)	29	2,231
Premier Financial Corp.	12	291
QCR Holdings, Inc.	11	610
Republic Bancorp, Inc., Class A	4	183
Sandy Spring Bancorp, Inc.	27	1,055
Simmons First National Corp., Class A	21	449
South Plains Financial, Inc.	4	84
Southside Bancshares, Inc.	12	430
SouthState Corp.	16	1,227
TriCo Bancshares	32	1,438
Trustmark Corp.	67	1,954
UMB Financial Corp.	42	3,653
United Community Banks, Inc.	29	882
Valley National Bancorp	44	455
Veritex Holdings, Inc.	29	834
Washington Federal, Inc.	87	2,606
Webster Financial Corp.	47	1,964
Westamerica BanCorp	30	1,682
Wintrust Financial Corp.	11	842
		92,314
Biotechnology — 8.2%
2seventy bio, Inc. * (a)	145	1,917
ACADIA Pharmaceuticals, Inc. *	49	696
Alkermes plc *	60	1,784
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	49

JPMorgan U.S. Small Company Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Biotechnology — continued
Amicus Therapeutics, Inc. *	468	5,031
Arrowhead Pharmaceuticals, Inc. *	47	1,644
Atara Biotherapeutics, Inc. *	269	2,094
Beam Therapeutics, Inc. * (a)	28	1,076
Biohaven Pharmaceutical Holding Co. Ltd. *	13	1,938
Bluebird Bio, Inc. * (a)	15	62
Bridgebio Pharma, Inc. * (a)	26	237
Catalyst Pharmaceuticals, Inc. *	620	4,344
Coherus Biosciences, Inc. *	390	2,826
CTI BioPharma Corp. *	290	1,731
Decibel Therapeutics, Inc. * (a)	2	8
Eiger BioPharmaceuticals, Inc. *	83	524
Emergent BioSolutions, Inc. *	6	183
Enanta Pharmaceuticals, Inc. *	52	2,468
Fate Therapeutics, Inc. *	141	3,494
Global Blood Therapeutics, Inc. *	100	3,192
Heron Therapeutics, Inc. * (a)	157	439
Insmed, Inc. *	12	243
Intellia Therapeutics, Inc. *	47	2,448
Intercept Pharmaceuticals, Inc. * (a)	147	2,029
iTeos Therapeutics, Inc. *	206	4,246
Kura Oncology, Inc. *	194	3,556
Kymera Therapeutics, Inc. *	54	1,053
Ligand Pharmaceuticals, Inc. *	20	1,776
Madrigal Pharmaceuticals, Inc. *	23	1,618
Protagonist Therapeutics, Inc. *	77	609
Relay Therapeutics, Inc. * (a)	171	2,871
REVOLUTION Medicines, Inc. *	103	1,998
Sana Biotechnology, Inc. * (a)	1	8
Sutro Biopharma, Inc. *	13	67
Syndax Pharmaceuticals, Inc. *	140	2,692
TG Therapeutics, Inc. *	151	642
Travere Therapeutics, Inc. * (a)	132	3,208
Turning Point Therapeutics, Inc. *	12	888
Tyra Biosciences, Inc. * (a)	200	1,427
Xencor, Inc. *	143	3,902
Y-mAbs Therapeutics, Inc. * (a)	4	54
		71,023
Building Products — 0.4%
Cornerstone Building Brands, Inc. *	20	497
UFP Industries, Inc.	49	3,291
		3,788
INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — 1.3%
AssetMark Financial Holdings, Inc. *	28	516
Blucora, Inc. *	129	2,387
Cowen, Inc., Class A (a)	30	715
Donnelley Financial Solutions, Inc. *	35	1,032
Focus Financial Partners, Inc., Class A *	61	2,091
PJT Partners, Inc., Class A	32	2,277
Stifel Financial Corp.	29	1,615
Virtus Investment Partners, Inc.	3	462
		11,095
Chemicals — 1.4%
AdvanSix, Inc.	50	1,685
Avient Corp.	53	2,149
Cabot Corp.	48	3,043
Ecovyst, Inc.	31	304
HB Fuller Co.	7	440
Ingevity Corp. *	41	2,570
Minerals Technologies, Inc.	13	790
Tronox Holdings plc, Class A	69	1,159
		12,140
Commercial Services & Supplies — 1.8%
ABM Industries, Inc.	58	2,519
Brink's Co. (The)	13	783
Ennis, Inc. (a)	16	323
GEO Group, Inc. (The), REIT * (a)	154	1,019
Healthcare Services Group, Inc.	52	904
Heritage-Crystal Clean, Inc. *	19	507
Steelcase, Inc., Class A	188	2,014
Tetra Tech, Inc.	35	4,848
UniFirst Corp.	17	2,927
		15,844
Communications Equipment — 0.9%
NetScout Systems, Inc. *	223	7,542
Construction & Engineering — 3.3%
Argan, Inc.	96	3,564
Comfort Systems USA, Inc.	77	6,428
EMCOR Group, Inc.	56	5,714
MasTec, Inc. *	57	4,113
MYR Group, Inc. *	62	5,466
Primoris Services Corp.	138	3,012
		28,297
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan Small Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Consumer Finance — 0.4%
Encore Capital Group, Inc. *	44	2,553
Navient Corp.	31	434
Nelnet, Inc., Class A	4	324
PROG Holdings, Inc. *	17	287
		3,598
Diversified Consumer Services — 0.9%
Adtalem Global Education, Inc. *	84	3,014
Chegg, Inc. *	139	2,611
Coursera, Inc. *	14	201
Perdoceo Education Corp. *	164	1,928
		7,754
Diversified Telecommunication Services — 1.2%
Bandwidth, Inc., Class A *	62	1,174
EchoStar Corp., Class A * (a)	149	2,872
Liberty Latin America Ltd., Class C (Chile) *	835	6,506
		10,552
Electric Utilities — 1.1%
ALLETE, Inc.	9	529
IDACORP, Inc.	23	2,415
PNM Resources, Inc.	22	1,070
Portland General Electric Co.	89	4,322
Via Renewables, Inc.	133	1,015
		9,351
Electrical Equipment — 1.7%
Atkore, Inc. *	94	7,770
AZZ, Inc.	14	567
Bloom Energy Corp., Class A *	49	815
Encore Wire Corp.	32	3,325
Powell Industries, Inc.	42	992
Sunrun, Inc. *	73	1,703
		15,172
Electronic Equipment, Instruments & Components — 3.0%
Benchmark Electronics, Inc.	227	5,117
Fabrinet (Thailand) *	29	2,366
Insight Enterprises, Inc. *	7	569
Knowles Corp. *	123	2,142
OSI Systems, Inc. *	90	7,662
Sanmina Corp. *	37	1,495
ScanSource, Inc. *	137	4,263
Vishay Intertechnology, Inc.	130	2,322
		25,936
INVESTMENTS	SHARES (000)	VALUE ($000)

Energy Equipment & Services — 0.9%
Archrock, Inc.	38	310
ChampionX Corp.	62	1,241
Helix Energy Solutions Group, Inc. *	59	184
NexTier Oilfield Solutions, Inc. *	200	1,900
Oceaneering International, Inc. *	91	977
Oil States International, Inc. *	75	408
Patterson-UTI Energy, Inc.	147	2,310
ProPetro Holding Corp. *	63	626
Select Energy Services, Inc., Class A *	41	281
		8,237
Entertainment — 0.3%
Cinemark Holdings, Inc. *	34	515
Lions Gate Entertainment Corp., Class A * (a)	238	2,218
		2,733
Equity Real Estate Investment Trusts (REITs) — 5.7%
Agree Realty Corp.	59	4,263
Alexander & Baldwin, Inc.	66	1,184
American Assets Trust, Inc.	15	454
Apple Hospitality REIT, Inc.	165	2,421
Brandywine Realty Trust	69	663
Broadstone Net Lease, Inc.	34	689
Centerspace	10	832
Chatham Lodging Trust *	11	114
City Office REIT, Inc.	43	559
Community Healthcare Trust, Inc.	17	619
Corporate Office Properties Trust	55	1,435
DiamondRock Hospitality Co. *	65	532
Equity Commonwealth *	91	2,505
Essential Properties Realty Trust, Inc.	31	664
First Industrial Realty Trust, Inc.	34	1,595
Four Corners Property Trust, Inc.	28	745
Getty Realty Corp.	33	869
Gladstone Commercial Corp.	33	617
Global Medical REIT, Inc.	24	272
Healthcare Realty Trust, Inc.	133	3,618
Highwoods Properties, Inc.	11	386
Independence Realty Trust, Inc.	58	1,206
Kite Realty Group Trust	102	1,766
National Storage Affiliates Trust	66	3,300
Paramount Group, Inc.	64	462
Pebblebrook Hotel Trust	50	832
Phillips Edison & Co., Inc. (a)	36	1,189
Physicians Realty Trust	54	948
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	51

JPMorgan U.S. Small Company Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Equity Real Estate Investment Trusts (REITs) — continued
Piedmont Office Realty Trust, Inc., Class A	65	850
Plymouth Industrial REIT, Inc.	34	603
PotlatchDeltic Corp.	30	1,343
Retail Opportunity Investments Corp.	121	1,911
RLJ Lodging Trust	94	1,032
Ryman Hospitality Properties, Inc. *	17	1,331
SITE Centers Corp.	183	2,461
STAG Industrial, Inc.	27	828
Summit Hotel Properties, Inc. *	22	162
Sunstone Hotel Investors, Inc. *	36	354
Terreno Realty Corp.	28	1,566
UMH Properties, Inc.	15	267
Xenia Hotels & Resorts, Inc. *	167	2,426
		49,873
Food & Staples Retailing — 0.6%
Andersons, Inc. (The)	44	1,468
BJ's Wholesale Club Holdings, Inc. *	26	1,608
SpartanNash Co.	6	178
Sprouts Farmers Market, Inc. *	85	2,152
		5,406
Food Products — 1.0%
Darling Ingredients, Inc. *	115	6,863
John B Sanfilippo & Son, Inc.	17	1,240
Seneca Foods Corp., Class A *	18	1,036
		9,139
Gas Utilities — 1.0%
Chesapeake Utilities Corp.	3	363
New Jersey Resources Corp.	109	4,849
Northwest Natural Holding Co.	34	1,816
ONE Gas, Inc.	20	1,600
		8,628
Health Care Equipment & Supplies — 4.1%
AngioDynamics, Inc. *	182	3,516
Bioventus, Inc., Class A * (a)	88	598
Cardiovascular Systems, Inc. *	228	3,278
Integer Holdings Corp. *	55	3,925
LivaNova plc *	74	4,617
Nevro Corp. *	14	609
NuVasive, Inc. *	192	9,457
SeaSpine Holdings Corp. *	17	95
Shockwave Medical, Inc. *	14	2,734
STAAR Surgical Co. *	37	2,631
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued
Varex Imaging Corp. *	29	629
ViewRay, Inc. *	805	2,133
Zynex, Inc. (a)	150	1,194
		35,416
Health Care Providers & Services — 2.6%
AdaptHealth Corp. *	74	1,335
AMN Healthcare Services, Inc. *	16	1,723
Fulgent Genetics, Inc. * (a)	49	2,699
HealthEquity, Inc. *	20	1,228
LifeStance Health Group, Inc. * (a)	204	1,133
ModivCare, Inc. *	2	169
OPKO Health, Inc. * (a)	413	1,046
Option Care Health, Inc. *	424	11,777
Tenet Healthcare Corp. *	26	1,386
		22,496
Health Care Technology — 1.0%
Allscripts Healthcare Solutions, Inc. *	96	1,425
Inspire Medical Systems, Inc. *	14	2,557
NextGen Healthcare, Inc. *	177	3,083
Simulations Plus, Inc.	35	1,732
		8,797
Hotels, Restaurants & Leisure — 1.9%
Bloomin' Brands, Inc.	159	2,636
Boyd Gaming Corp.	59	2,956
Marriott Vacations Worldwide Corp.	28	3,219
Red Rock Resorts, Inc., Class A	152	5,084
SeaWorld Entertainment, Inc. *	61	2,686
		16,581
Household Durables — 1.6%
Helen of Troy Ltd. *	6	974
LGI Homes, Inc. *	8	713
Meritage Homes Corp. *	36	2,632
Sonos, Inc. * (a)	78	1,412
Taylor Morrison Home Corp. *	126	2,939
TopBuild Corp. *	24	4,045
Tri Pointe Homes, Inc. *	52	872
		13,587
Household Products — 0.1%
Central Garden & Pet Co., Class A *	20	804
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan Small Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Independent Power and Renewable Electricity Producers — 0.2%
Clearway Energy, Inc.	28	906
Clearway Energy, Inc., Class C	36	1,251
		2,157
Insurance — 1.2%
American Equity Investment Life Holding Co.	8	298
Employers Holdings, Inc.	34	1,437
Kinsale Capital Group, Inc.	13	2,893
RLI Corp.	34	4,034
Selective Insurance Group, Inc.	17	1,452
		10,114
Interactive Media & Services — 0.6%
EverQuote, Inc., Class A *	17	149
Liberty TripAdvisor Holdings, Inc., Class A *	336	254
QuinStreet, Inc. *	168	1,690
Yelp, Inc. *	117	3,252
		5,345
IT Services — 1.9%
CSG Systems International, Inc.	48	2,835
DigitalOcean Holdings, Inc. * (a)	52	2,152
EVERTEC, Inc. (Puerto Rico)	37	1,357
Information Services Group, Inc.	414	2,799
Perficient, Inc. *	83	7,624
		16,767
Leisure Products — 0.4%
Acushnet Holdings Corp.	78	3,239
Life Sciences Tools & Services — 0.4%
Adaptive Biotechnologies Corp. *	18	146
Medpace Holdings, Inc. *	21	3,154
		3,300
Machinery — 1.8%
Altra Industrial Motion Corp.	57	2,023
Douglas Dynamics, Inc.	41	1,185
EnPro Industries, Inc.	7	598
Hillenbrand, Inc.	71	2,888
Kadant, Inc.	11	2,020
Mueller Industries, Inc.	62	3,283
Terex Corp.	14	369
Wabash National Corp.	246	3,344
		15,710
INVESTMENTS	SHARES (000)	VALUE ($000)

Marine — 0.1%
Eagle Bulk Shipping, Inc.	12	607
Safe Bulkers, Inc. (Greece)	136	519
		1,126
Media — 1.4%
AMC Networks, Inc., Class A *	69	2,018
Cardlytics, Inc. *	47	1,042
John Wiley & Sons, Inc., Class A	127	6,061
Sinclair Broadcast Group, Inc., Class A	119	2,423
Thryv Holdings, Inc. *	37	828
		12,372
Metals & Mining — 1.7%
Alcoa Corp.	8	346
Allegheny Technologies, Inc. *	25	575
Alpha Metallurgical Resources, Inc.	7	917
Arconic Corp. *	104	2,931
Cleveland-Cliffs, Inc. *	33	503
Coeur Mining, Inc. *	101	307
Commercial Metals Co.	107	3,538
Constellium SE *	135	1,785
Hecla Mining Co.	55	215
Materion Corp.	13	929
Olympic Steel, Inc.	17	448
Schnitzer Steel Industries, Inc., Class A	22	732
SunCoke Energy, Inc.	85	580
TimkenSteel Corp. *	46	851
		14,657
Mortgage Real Estate Investment Trusts (REITs) — 1.6%
Ares Commercial Real Estate Corp.	183	2,238
Blackstone Mortgage Trust, Inc., Class A	138	3,813
Ellington Financial, Inc. (a)	74	1,089
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (a)	7	250
KKR Real Estate Finance Trust, Inc.	183	3,188
Ladder Capital Corp.	128	1,353
Ready Capital Corp.	53	634
Redwood Trust, Inc.	90	696
TPG RE Finance Trust, Inc.	59	531
		13,792
Multiline Retail — 0.2%
Dillard's, Inc., Class A (a)	6	1,345
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	53

JPMorgan U.S. Small Company Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Multi-Utilities — 0.2%
Avista Corp.	15	666
Unitil Corp.	23	1,339
		2,005
Oil, Gas & Consumable Fuels — 4.0%
Antero Resources Corp. *	9	279
Arch Resources, Inc.	22	3,184
CNX Resources Corp. *	81	1,330
Delek US Holdings, Inc. *	117	3,023
Dorian LPG Ltd.	44	670
Green Plains, Inc. * (a)	41	1,103
Magnolia Oil & Gas Corp., Class A	213	4,475
Matador Resources Co.	36	1,668
Murphy Oil Corp.	123	3,725
Oasis Petroleum, Inc.	15	1,800
Ovintiv, Inc.	125	5,497
PBF Energy, Inc., Class A *	25	737
PDC Energy, Inc.	68	4,159
Peabody Energy Corp. *	38	815
REX American Resources Corp. *	8	668
SM Energy Co.	34	1,156
Whiting Petroleum Corp.	4	299
		34,588
Paper & Forest Products — 0.2%
Louisiana-Pacific Corp. (a)	30	1,555
Personal Products — 1.9%
BellRing Brands, Inc. *	277	6,902
Herbalife Nutrition Ltd. *	189	3,871
Medifast, Inc.	5	848
Nu Skin Enterprises, Inc., Class A	44	1,918
USANA Health Sciences, Inc. *	45	3,217
		16,756
Pharmaceuticals — 1.1%
Aclaris Therapeutics, Inc. *	158	2,207
Amneal Pharmaceuticals, Inc. *	258	821
Amphastar Pharmaceuticals, Inc. *	50	1,753
Arvinas, Inc. *	63	2,632
Corcept Therapeutics, Inc. *	70	1,660
Esperion Therapeutics, Inc. * (a)	11	69
Fulcrum Therapeutics, Inc. * (a)	163	801
		9,943
INVESTMENTS	SHARES (000)	VALUE ($000)

Professional Services — 2.9%
Barrett Business Services, Inc.	62	4,504
CACI International, Inc., Class A *	14	4,128
Heidrick & Struggles International, Inc.	7	220
Huron Consulting Group, Inc. *	56	3,631
Kelly Services, Inc., Class A	169	3,347
Kforce, Inc.	42	2,564
Korn Ferry	29	1,671
ManTech International Corp., Class A	11	1,060
TriNet Group, Inc. *	10	776
TrueBlue, Inc. *	105	1,879
Upwork, Inc. *	53	1,096
		24,876
Real Estate Management & Development — 0.7%
Anywhere Real Estate, Inc. *	126	1,243
Cushman & Wakefield plc *	78	1,183
Kennedy-Wilson Holdings, Inc.	209	3,957
		6,383
Road & Rail — 0.9%
ArcBest Corp.	75	5,272
Avis Budget Group, Inc. *	7	1,001
Schneider National, Inc., Class B	54	1,209
Werner Enterprises, Inc.	11	424
		7,906
Semiconductors & Semiconductor Equipment — 2.4%
Amkor Technology, Inc.	67	1,138
Cirrus Logic, Inc. *	14	1,019
Cohu, Inc. *	84	2,334
MACOM Technology Solutions Holdings, Inc. *	13	609
Rambus, Inc. *	61	1,302
Semtech Corp. *	14	742
Silicon Laboratories, Inc. *	74	10,432
SiTime Corp. *	5	815
SunPower Corp. * (a)	39	621
Veeco Instruments, Inc. *	80	1,541
		20,553
Software — 5.6%
A10 Networks, Inc.	291	4,186
Alkami Technology, Inc. * (a)	11	152
Blackline, Inc. *	49	3,290
Box, Inc., Class A *	215	5,395
CommVault Systems, Inc. *	50	3,117
eGain Corp. *	488	4,756
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan Small Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Software — continued
LiveRamp Holdings, Inc. *	36	926
Marathon Digital Holdings, Inc. * (a)	30	160
Momentive Global, Inc. *	207	1,822
PagerDuty, Inc. *	93	2,297
Paycor HCM, Inc. * (a)	50	1,311
Ping Identity Holding Corp. *	117	2,130
Q2 Holdings, Inc. *	37	1,442
Qualys, Inc. *	25	3,201
Rapid7, Inc. *	43	2,846
Riot Blockchain, Inc. * (a)	26	109
Sprout Social, Inc., Class A *	31	1,812
SPS Commerce, Inc. *	3	294
Varonis Systems, Inc. *	76	2,214
Workiva, Inc. *	54	3,590
Xperi Holding Corp.	139	2,001
Zuora, Inc., Class A *	183	1,638
		48,689
Specialty Retail — 3.1%
Abercrombie & Fitch Co., Class A *	116	1,956
Academy Sports & Outdoors, Inc.	95	3,387
Asbury Automotive Group, Inc. *	3	491
Bed Bath & Beyond, Inc. * (a)	51	252
Group 1 Automotive, Inc.	18	2,989
Guess?, Inc. (a)	63	1,072
Hibbett, Inc.	20	875
Lithia Motors, Inc., Class A	3	742
Murphy USA, Inc.	32	7,481
ODP Corp. (The) *	69	2,102
Signet Jewelers Ltd.	19	1,016
Sleep Number Corp. *	23	727
Sonic Automotive, Inc., Class A	39	1,414
Winmark Corp.	3	665
Zumiez, Inc. *	55	1,427
		26,596
Textiles, Apparel & Luxury Goods — 0.6%
Deckers Outdoor Corp. *	11	2,764
G-III Apparel Group Ltd. *	39	783
Steven Madden Ltd.	59	1,910
		5,457
Thrifts & Mortgage Finance — 1.6%
Axos Financial, Inc. *	29	1,036
Essent Group Ltd.	101	3,917
INVESTMENTS	SHARES (000)	VALUE ($000)

Thrifts & Mortgage Finance — continued
Luther Burbank Corp.	14	183
Merchants Bancorp	4	84
MGIC Investment Corp.	98	1,241
Mr. Cooper Group, Inc. *	15	551
NMI Holdings, Inc., Class A *	70	1,158
Northfield Bancorp, Inc.	111	1,450
Radian Group, Inc.	200	3,931
		13,551
Trading Companies & Distributors — 2.0%
BlueLinx Holdings, Inc. *	33	2,225
Boise Cascade Co.	56	3,346
GATX Corp.	8	791
MRC Global, Inc. *	230	2,285
NOW, Inc. *	495	4,835
Rush Enterprises, Inc., Class A	15	733
Titan Machinery, Inc. *	39	870
Veritiv Corp. *	18	1,929
WESCO International, Inc. *	2	214
		17,228
Water Utilities — 0.7%
American States Water Co.	72	5,914
Total Common Stocks (Cost $848,129)		843,650
Short Term Investments — 4.9%
Investment Companies — 2.7%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (b) (c) (Cost $23,201)	23,197	23,202
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	55

JPMorgan U.S. Small Company Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short Term Investments — continued
Investment of Cash Collateral from Securities Loaned — 2.2%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (b) (c)	18,582	18,571
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c)	1,124	1,124
Total Investment of Cash Collateral from Securities Loaned (Cost $19,694)		19,695
Total Short Term Investments (Cost $42,895)		42,897
Total Investments — 101.9% (Cost $891,024)		886,547
Liabilities in Excess of Other Assets — (1.9)%		(16,800)
NET ASSETS — 100.0%		869,747

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2022. The total value of securities on loan at June 30, 2022 is $18,368.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.

Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-Mini Index	256	09/16/2022	USD	21,873	(610)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan Small Cap Funds	June 30, 2022

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2022
(Amounts in thousands, except per share amounts)

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$1,027,307	$5,486,040	$3,894,065
Investments in affiliates, at value	27,327	189,446	45,209
Investments of cash collateral received from securities loaned, at value (See Note 2.B)	39,592	178,617	247,980
Cash	22	181	35
Receivables:
Due from custodian	1,569	—	3,333
Investment securities sold	3,724	6,727	19,482
Fund shares sold	1,889	2,282	2,235
Dividends from non-affiliates	860	2,882	1,438
Dividends from affiliates	1	8	2
Securities lending income (See Note 2.B)	5	17	35
Other assets	—	63	—
Total Assets	1,102,296	5,866,263	4,213,814
LIABILITIES:
Payables:
Investment securities purchased	8,680	3,249	35,470
Collateral received on securities loaned (See Note 2.B)	39,592	178,617	247,980
Fund shares redeemed	1,382	35,905	8,212
Accrued liabilities:
Investment advisory fees	544	3,118	2,108
Administration fees	47	362	214
Distribution fees	64	149	117
Service fees	117	719	258
Custodian and accounting fees	10	43	35
Trustees’ and Chief Compliance Officer’s fees	—	—(a)	—(a)
Other	89	139	239
Total Liabilities	50,525	222,301	294,633
Net Assets	$1,051,771	$5,643,962	$3,919,181

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	57

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2022 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$1,102,401	$4,061,416	$4,354,365
Total distributable earnings (loss)	(50,630)	1,582,546	(435,184)
Total Net Assets:	$1,051,771	$5,643,962	$3,919,181
Net Assets:
Class A	$269,579	$527,124	$384,556
Class C	12,568	53,369	41,416
Class I	309,359	2,480,437	569,015
Class L	—	—	496,522
Class R2	—	5,646	16,716
Class R3	—	4,281	5,134
Class R4	—	688	5,073
Class R5	—	778,819	20,537
Class R6	460,265	1,793,598	2,380,212
Total	$1,051,771	$5,643,962	$3,919,181
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	12,926	12,113	27,621
Class C	1,011	1,969	5,120
Class I	12,032	46,452	34,992
Class L	—	—	29,131
Class R2	—	134	1,279
Class R3	—	99	370
Class R4	—	13	359
Class R5	—	14,520	1,204
Class R6	17,817	33,443	137,282
Net Asset Value (a):
Class A — Redemption price per share	$20.86	$43.52	$13.92
Class C — Offering price per share (b)	12.44	27.11	8.09
Class I — Offering and redemption price per share	25.71	53.40	16.26
Class L — Offering and redemption price per share	—	—	17.04
Class R2 — Offering and redemption price per share	—	42.12	13.06
Class R3 — Offering and redemption price per share	—	43.11	13.88
Class R4 — Offering and redemption price per share	—	53.28	14.10
Class R5 — Offering and redemption price per share	—	53.64	17.06
Class R6 — Offering and redemption price per share	25.83	53.63	17.34
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$22.02	$45.93	$14.69
Cost of investments in non-affiliates	$1,066,610	$4,365,020	$4,242,964
Cost of investments in affiliates	27,327	189,425	45,206
Investment securities on loan, at value (See Note 2.B)	37,552	170,798	236,282
Cost of investment of cash collateral (See Note 2.B)	39,591	178,620	247,981

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan Small Cap Funds	June 30, 2022

	JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)	JPMorgan Small Cap Value Fund	JPMorgan SMID Cap Equity Fund	JPMorgan U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$133,300	$1,271,179	$301,225	$843,650
Investments in affiliates, at value	1,396	19,171	10,971	23,202
Investments of cash collateral received from securities loaned, at value (See Note 2.B)	5,721	23,734	3,046	19,695
Cash	7	—	8	207
Deposits at broker for futures contracts	—	1,129	—	1,418
Receivables:
Due from custodian	—	419	—	—
Investment securities sold	—	1,042	128	69
Fund shares sold	48	682	125	2,490
Dividends from non-affiliates	162	2,624	168	924
Dividends from affiliates	—(a)	1	1	1
Securities lending income (See Note 2.B)	6	34	—	19
Total Assets	140,640	1,320,015	315,672	891,675
LIABILITIES:
Payables:
Investment securities purchased	—	1,592	1,066	268
Collateral received on securities loaned (See Note 2.B)	5,721	23,734	3,046	19,695
Fund shares redeemed	128	2,283	172	1,065
Variation margin on futures contracts	—	105	—	161
Accrued liabilities:
Investment advisory fees	48	723	124	448
Administration fees	—	84	7	56
Distribution fees	2	50	39	51
Service fees	6	96	54	95
Custodian and accounting fees	52	14	6	11
Trustees’ and Chief Compliance Officer’s fees	—	—(a)	—	—
Other	73	84	75	78
Total Liabilities	6,030	28,765	4,589	21,928
Net Assets	$134,610	$1,291,250	$311,083	$869,747

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	59

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2022 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)	JPMorgan Small Cap Value Fund	JPMorgan SMID Cap Equity Fund	JPMorgan U.S. Small Company Fund
NET ASSETS:
Paid-in-Capital	$207,716	$1,179,976	$276,420	$858,033
Total distributable earnings (loss)	(73,106)	111,274	34,663	11,714
Total Net Assets:	$134,610	$1,291,250	$311,083	$869,747
Net Assets:
Class A	$4,789	$149,658	$135,382	$103,884
Class C	986	5,633	16,342	12,408
Class I	12,913	233,127	120,273	159,356
Class L	—	—	—	226,823
Class R2	277	24,815	—	33,542
Class R3	2,711	14,635	1,489	29,731
Class R4	735	22,156	222	9,072
Class R5	46,112	42,404	—	4,634
Class R6	66,087	798,822	37,375	290,297
Total	$134,610	$1,291,250	$311,083	$869,747
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	144	6,526	9,080	7,104
Class C	30	332	1,540	930
Class I	384	9,306	7,322	10,480
Class L	—	—	—	14,924
Class R2	9	1,101	—	2,382
Class R3	81	639	100	2,053
Class R4	22	884	14	601
Class R5	1,358	1,690	—	306
Class R6	1,950	31,771	2,266	19,082
Net Asset Value (a):
Class A — Redemption price per share	$33.25	$22.93	$14.91	$14.62
Class C — Offering price per share (b)	32.24	16.97	10.61	13.34
Class I — Offering and redemption price per share	33.66	25.05	16.43	15.21
Class L — Offering and redemption price per share	—	—	—	15.20
Class R2 — Offering and redemption price per share	33.05	22.54	—	14.08
Class R3 — Offering and redemption price per share	33.40	22.88	14.88	14.48
Class R4 — Offering and redemption price per share	33.68	25.05	16.33	15.08
Class R5 — Offering and redemption price per share	33.94	25.09	—	15.15
Class R6 — Offering and redemption price per share	33.89	25.14	16.49	15.21
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$35.09	$24.20	$15.74	$15.43
Cost of investments in non-affiliates	$175,991	$1,222,204	$291,984	$848,129
Cost of investments in affiliates	1,396	19,166	10,970	23,201
Investment securities on loan, at value	5,612	22,196	2,788	18,368
Cost of investment of cash collateral (See Note 2.B)	5,721	23,734	3,046	19,694

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan Small Cap Funds	June 30, 2022

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2022
(Amounts in thousands)

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Growth Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$—(a)
Dividend income from non-affiliates	13,656	83,953	15,604
Dividend income from affiliates	52	488	163
Income from securities lending (net) (See Note 2.B)	116	284	1,010
Total investment income	13,824	84,725	16,777
EXPENSES:
Investment advisory fees	7,778	48,716	36,313
Administration fees	897	5,621	4,190
Distribution fees:
Class A	730	1,845	1,476
Class C	104	563	512
Class R2	—	36	119
Class R3	—	13	20
Service fees:
Class A	730	1,845	1,476
Class C	35	188	171
Class I	878	8,743	2,102
Class L	—	—	826
Class R2	—	18	60
Class R3	—	13	20
Class R4	—	2	14
Class R5	—	1,068	32
Custodian and accounting fees	64	243	190
Interest expense to affiliates	—(a)	—	—
Professional fees	57	99	89
Trustees’ and Chief Compliance Officer’s fees	29	47	42
Printing and mailing costs	174	446	505
Registration and filing fees	162	118	462
Transfer agency fees (See Note 2.F)	28	268	164
Other	83	412	343
Total expenses	11,749	70,304	49,126
Less fees waived	(367)	(656)	(654)
Less expense reimbursements	—	—	(84)
Net expenses	11,382	69,648	48,388
Net investment income (loss)	2,442	15,077	(31,611)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	61

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2022 (continued)
(Amounts in thousands)
	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Growth Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$29,390	$824,174	$171,701
Investments in affiliates	(4)	(45)	(4)
Net realized gain (loss)	29,386	824,129	171,697
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(313,460)	(2,053,782)	(2,500,205)
Investments in affiliates	1	(14)	22
Change in net unrealized appreciation/depreciation	(313,459)	(2,053,796)	(2,500,183)
Net realized/unrealized gains (losses)	(284,073)	(1,229,667)	(2,328,486)
Change in net assets resulting from operations	$(281,631)	$(1,214,590)	$(2,360,097)
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan Small Cap Funds	June 30, 2022

	JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)	JPMorgan Small Cap Value Fund	JPMorgan SMID Cap Equity Fund	JPMorgan U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$1	$—	$—
Dividend income from non-affiliates	1,998	24,601	3,521	12,019
Dividend income from affiliates	7	99	17	42
Income from securities lending (net) (See Note 2.B)	141	205	9	294
Total investment income	2,146	24,906	3,547	12,355
EXPENSES:
Investment advisory fees	1,779	9,529	2,116	6,386
Administration fees	205	1,100	288	798
Distribution fees:
Class A	16	466	412	313
Class C	11	54	149	137
Class R2	2	157	—	204
Class R3	10	43	5	88
Service fees:
Class A	16	466	412	313
Class C	4	18	50	46
Class I	53	602	355	516
Class L	—	—	—	288
Class R2	1	79	—	102
Class R3	10	43	5	88
Class R4	6	67	2	27
Class R5	118	51	—	8
Custodian and accounting fees	79	75	28	52
Interest expense to non-affiliates	—	—	—	3
Interest expense to affiliates	—(a)	—(a)	—	—(a)
Professional fees	69	59	52	57
Trustees’ and Chief Compliance Officer’s fees	26	30	26	28
Printing and mailing costs	51	52	32	49
Registration and filing fees	106	160	95	149
Transfer agency fees (See Note 2.F)	13	83	40	54
Other	25	74	43	61
Total expenses	2,600	13,208	4,110	9,767
Less fees waived	(632)	(114)	(248)	(22)
Less expense reimbursements	—	—	(2)	—
Net expenses	1,968	13,094	3,860	9,745
Net investment income (loss)	178	11,812	(313)	2,610

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	63

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2022 (continued)
(Amounts in thousands)
	JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)	JPMorgan Small Cap Value Fund	JPMorgan SMID Cap Equity Fund	JPMorgan U.S. Small Company Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$53,688	$126,212	$37,951	$77,988
Investments in affiliates	—(a)	(4)	(3)	(6)
Futures contracts	53	(14,786)	—	(4,411)
Net realized gain (loss)	53,741	111,422	37,948	73,571
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(138,852)	(349,536)	(81,155)	(286,645)
Investments in affiliates	2	7	—	8
Futures contracts	(1)	(229)	—	(491)
Change in net unrealized appreciation/depreciation	(138,851)	(349,758)	(81,155)	(287,128)
Net realized/unrealized gains (losses)	(85,110)	(238,336)	(43,207)	(213,557)
Change in net assets resulting from operations	$(84,932)	$(226,524)	$(43,520)	$(210,947)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan Small Cap Funds	June 30, 2022

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,442	$1,111	$15,077	$24,227
Net realized gain (loss)	29,386	61,716	824,129	1,495,522
Change in net unrealized appreciation/depreciation	(313,459)	226,190	(2,053,796)	1,471,848
Change in net assets resulting from operations	(281,631)	289,017	(1,214,590)	2,991,597
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(21,573)	(3,491)	(151,887)	(23,187)
Class C	(1,645)	(703)	(21,858)	(3,627)
Class I	(22,295)	(4,107)	(611,417)	(108,102)
Class R2	—	—	(1,446)	(200)
Class R3	—	—	(1,096)	(135)
Class R4	—	—	(134)	(17)
Class R5	—	—	(175,932)	(32,929)
Class R6	(35,213)	(4,922)	(371,734)	(56,367)
Total distributions to shareholders	(80,726)	(13,223)	(1,335,504)	(224,564)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	280,624	384,851	(373,075)	(795,388)
NET ASSETS:
Change in net assets	(81,733)	660,645	(2,923,169)	1,971,645
Beginning of period	1,133,504	472,859	8,567,131	6,595,486
End of period	$1,051,771	$1,133,504	$5,643,962	$8,567,131
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Small Cap Growth Fund		JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(31,611)	$(34,153)	$178	$1,777
Net realized gain (loss)	171,697	863,462	53,741	120,437
Change in net unrealized appreciation/depreciation	(2,500,183)	1,186,198	(138,851)	81,032
Change in net assets resulting from operations	(2,360,097)	2,015,507	(84,932)	203,246
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(88,137)	(51,789)	(2,056)	(35)
Class C	(16,056)	(8,859)	(495)	(2)
Class I	(108,918)	(46,046)	(6,302)	(142)
Class L	(106,109)	(66,160)	—	—
Class R2	(3,688)	(2,275)	(108)	(1)
Class R3	(1,216)	(511)	(1,293)	(28)
Class R4	(744)	(280)	(736)	(22)
Class R5	(4,092)	(1,892)	(41,862)	(1,585)
Class R6	(387,220)	(204,601)	(39,875)	(2,200)
Total distributions to shareholders	(716,180)	(382,413)	(92,727)	(4,015)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	152,273	1,249,938	(53,917)	(182,906)
NET ASSETS:
Change in net assets	(2,924,004)	2,883,032	(231,576)	16,325
Beginning of period	6,843,185	3,960,153	366,186	349,861
End of period	$3,919,181	$6,843,185	$134,610	$366,186
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan Small Cap Funds	June 30, 2022

	JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$11,812	$10,567	$(313)	$844
Net realized gain (loss)	111,422	240,791	37,948	95,024
Change in net unrealized appreciation/depreciation	(349,758)	418,485	(81,155)	45,160
Change in net assets resulting from operations	(226,524)	669,843	(43,520)	141,028
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(30,651)	(808)	(32,659)	(6,204)
Class C	(1,469)	(36)	(5,276)	(1,102)
Class I	(39,382)	(1,091)	(25,314)	(5,432)
Class R2	(5,159)	(132)	—	—
Class R3	(2,790)	(77)	(409)	(80)
Class R4	(4,106)	(96)	(187)	(23)
Class R5	(7,337)	(311)	—	—
Class R6	(137,512)	(6,855)	(11,356)	(2,861)
Total distributions to shareholders	(228,406)	(9,406)	(75,201)	(15,702)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	235,742	(105,572)	10,028	(96,215)
NET ASSETS:
Change in net assets	(219,188)	554,865	(108,693)	29,111
Beginning of period	1,510,438	955,573	419,776	390,665
End of period	$1,291,250	$1,510,438	$311,083	$419,776
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan U.S. Small Company Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,610	$2,715
Net realized gain (loss)	73,571	260,464
Change in net unrealized appreciation/depreciation	(287,128)	220,992
Change in net assets resulting from operations	(210,947)	484,171
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(29,540)	(3,058)
Class C	(4,945)	(541)
Class I	(49,718)	(5,378)
Class L	(67,831)	(9,176)
Class R2	(9,917)	(1,049)
Class R3	(8,423)	(854)
Class R4	(2,509)	(302)
Class R5	(2,218)	(260)
Class R6	(74,009)	(9,828)
Total distributions to shareholders	(249,110)	(30,446)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	187,892	(211,849)
NET ASSETS:
Change in net assets	(272,165)	241,876
Beginning of period	1,141,912	900,036
End of period	$869,747	$1,141,912
SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. Morgan Small Cap Funds	June 30, 2022

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$109,480	$109,217	$102,040	$116,722
Distributions reinvested	19,835	3,248	143,874	21,887
Cost of shares redeemed	(47,018)	(38,093)	(293,987)	(216,836)
Change in net assets resulting from Class A capital transactions	82,297	74,372	(48,073)	(78,227)
Class C
Proceeds from shares issued	4,909	6,513	760	1,644
Distributions reinvested	1,644	247	21,747	3,552
Cost of shares redeemed	(2,401)	(25,040)	(22,616)	(26,763)
Change in net assets resulting from Class C capital transactions	4,152	(18,280)	(109)	(21,567)
Class I
Proceeds from shares issued	162,493	169,692	669,520	1,268,974
Distributions reinvested	22,245	4,096	586,636	103,830
Cost of shares redeemed	(116,559)	(67,324)	(1,875,986)	(1,754,116)
Change in net assets resulting from Class I capital transactions	68,179	106,464	(619,830)	(381,312)
Class R2
Proceeds from shares issued	—	—	1,538	2,319
Distributions reinvested	—	—	1,394	185
Cost of shares redeemed	—	—	(2,316)	(3,904)
Change in net assets resulting from Class R2 capital transactions	—	—	616	(1,400)
Class R3
Proceeds from shares issued	—	—	735	2,006
Distributions reinvested	—	—	919	121
Cost of shares redeemed	—	—	(1,186)	(731)
Change in net assets resulting from Class R3 capital transactions	—	—	468	1,396
Class R4
Proceeds from shares issued	—	—	49	243
Distributions reinvested	—	—	134	17
Cost of shares redeemed	—	—	(54)	(85)
Change in net assets resulting from Class R4 capital transactions	—	—	129	175
Class R5
Proceeds from shares issued	—	—	113,109	221,138
Distributions reinvested	—	—	166,417	29,974
Cost of shares redeemed	—	—	(464,900)	(327,115)
Change in net assets resulting from Class R5 capital transactions	—	—	(185,374)	(76,003)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	69

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$237,108	$302,725	$616,792	$339,610
Distributions reinvested	32,877	4,922	358,361	55,129
Cost of shares redeemed	(143,989)	(85,352)	(496,055)	(633,189)
Change in net assets resulting from Class R6 capital transactions	125,996	222,295	479,098	(238,450)
Total change in net assets resulting from capital transactions	$280,624	$384,851	$(373,075)	$(795,388)
SHARE TRANSACTIONS:
Class A
Issued	4,297	4,214	1,910	2,112
Reinvested	765	132	2,726	386
Redeemed	(1,872)	(1,553)	(5,538)	(3,794)
Change in Class A Shares	3,190	2,793	(902)	(1,296)
Class C
Issued	314	399	22	40
Reinvested	106	16	660	90
Redeemed	(157)	(1,662)	(648)	(671)
Change in Class C Shares	263	(1,247)	34	(541)
Class I
Issued	5,253	5,516	9,928	18,459
Reinvested	696	137	9,067	1,546
Redeemed	(3,828)	(2,170)	(27,719)	(25,175)
Change in Class I Shares	2,121	3,483	(8,724)	(5,170)
Class R2
Issued	—	—	28	41
Reinvested	—	—	27	3
Redeemed	—	—	(43)	(73)
Change in Class R2 Shares	—	—	12	(29)
Class R3
Issued	—	—	13	36
Reinvested	—	—	18	2
Redeemed	—	—	(22)	(13)
Change in Class R3 Shares	—	—	9	25
Class R4
Issued	—	—	1	4
Reinvested	—	—	2	—(a)
Redeemed	—	—	(1)	(1)
Change in Class R4 Shares	—	—	2	3

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. Morgan Small Cap Funds	June 30, 2022

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class R5
Issued	—	—	1,678	3,280
Reinvested	—	—	2,559	444
Redeemed	—	—	(6,686)	(5,033)
Change in Class R5 Shares	—	—	(2,449)	(1,309)
Class R6
Issued	7,440	9,551	8,793	5,171
Reinvested	1,024	164	5,509	816
Redeemed	(4,834)	(2,754)	(7,688)	(9,333)
Change in Class R6 Shares	3,630	6,961	6,614	(3,346)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	71

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Small Cap Growth Fund		JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$68,702	$226,985	$1,325	$2,641
Distributions reinvested	82,955	49,234	2,035	33
Cost of shares redeemed	(189,666)	(213,049)	(1,715)	(2,091)
Change in net assets resulting from Class A capital transactions	(38,009)	63,170	1,645	583
Class C
Proceeds from shares issued	3,449	22,943	187	499
Distributions reinvested	14,632	8,216	453	2
Cost of shares redeemed	(22,839)	(22,801)	(610)	(1,157)
Change in net assets resulting from Class C capital transactions	(4,758)	8,358	30	(656)
Class I
Proceeds from shares issued	373,606	643,102	6,073	18,383
Distributions reinvested	57,488	36,354	5,967	137
Cost of shares redeemed	(410,774)	(316,881)	(20,227)	(7,491)
Change in net assets resulting from Class I capital transactions	20,320	362,575	(8,187)	11,029
Class L
Proceeds from shares issued	156,507	393,659	—	—
Distributions reinvested	99,211	60,559	—	—
Cost of shares redeemed	(413,053)	(391,534)	—	—
Change in net assets resulting from Class L capital transactions	(157,335)	62,684	—	—
Class R2
Proceeds from shares issued	4,800	8,101	60	205
Distributions reinvested	3,681	2,263	108	1
Cost of shares redeemed	(9,390)	(12,138)	(147)	(32)
Change in net assets resulting from Class R2 capital transactions	(909)	(1,774)	21	174
Class R3
Proceeds from shares issued	2,445	4,818	596	1,117
Distributions reinvested	1,216	511	1,293	28
Cost of shares redeemed	(3,242)	(3,066)	(1,991)	(1,599)
Change in net assets resulting from Class R3 capital transactions	419	2,263	(102)	(454)
SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. Morgan Small Cap Funds	June 30, 2022

	JPMorgan Small Cap Growth Fund		JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS: (continued)
Class R4
Proceeds from shares issued	$3,552	$2,592	$871	$300
Distributions reinvested	744	280	736	22
Cost of shares redeemed	(1,786)	(935)	(1,984)	(1,122)
Change in net assets resulting from Class R4 capital transactions	2,510	1,937	(377)	(800)
Class R5
Proceeds from shares issued	6,577	28,791	13,959	24,419
Distributions reinvested	4,092	1,891	38,933	1,497
Cost of shares redeemed	(13,016)	(20,888)	(94,810)	(85,948)
Change in net assets resulting from Class R5 capital transactions	(2,347)	9,794	(41,918)	(60,032)
Class R6
Proceeds from shares issued	902,444	1,724,853	25,149	55,158
Distributions reinvested	376,936	202,471	39,875	2,200
Cost of shares redeemed	(946,998)	(1,186,393)	(70,053)	(68,858)
Redemptions in-kind	—	—	—	(121,250)
Change in net assets resulting from Class R6 capital transactions	332,382	740,931	(5,029)	(132,750)
Total change in net assets resulting from capital transactions	$152,273	$1,249,938	$(53,917)	$(182,906)
SHARE TRANSACTIONS:
Class A
Issued	3,446	9,382	25	43
Reinvested	4,125	2,008	47	1
Redeemed	(9,344)	(8,756)	(33)	(37)
Change in Class A Shares	(1,773)	2,634	39	7
Class C
Issued	284	1,419	2	9
Reinvested	1,248	521	11	—(a)
Redeemed	(1,881)	(1,453)	(12)	(21)
Change in Class C Shares	(349)	487	1	(12)
Class I
Issued	16,225	22,183	128	310
Reinvested	2,450	1,297	136	2
Redeemed	(18,024)	(11,189)	(371)	(134)
Change in Class I Shares	651	12,291	(107)	178

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	73

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Small Cap Growth Fund		JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class L
Issued	6,622	13,537	—	—
Reinvested	4,038	2,077	—	—
Redeemed	(17,220)	(13,475)	—	—
Change in Class L Shares	(6,560)	2,139	—	—
Class R2
Issued	271	351	2	3
Reinvested	195	97	2	—(a)
Redeemed	(470)	(538)	(2)	—(a)
Change in Class R2 Shares	(4)	(90)	2	3
Class R3
Issued	116	194	11	18
Reinvested	61	21	30	1
Redeemed	(168)	(134)	(38)	(29)
Change in Class R3 Shares	9	81	3	(10)
Class R4
Issued	190	103	14	6
Reinvested	37	11	17	—(a)
Redeemed	(93)	(39)	(46)	(19)
Change in Class R4 Shares	134	75	(15)	(13)
Class R5
Issued	272	961	280	405
Reinvested	166	65	881	26
Redeemed	(554)	(720)	(2,177)	(1,543)
Change in Class R5 Shares	(116)	306	(1,016)	(1,112)
Class R6
Issued	38,989	58,986	450	903
Reinvested	15,090	6,844	904	38
Redeemed	(38,530)	(40,499)	(1,533)	(1,256)
Redemptions in-kind	—	—	—	(1,716)
Change in Class R6 Shares	15,549	25,331	(179)	(2,031)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. Morgan Small Cap Funds	June 30, 2022

	JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$32,048	$49,559	$10,956	$16,743
Distributions reinvested	29,706	774	31,521	5,947
Cost of shares redeemed	(55,014)	(56,424)	(26,360)	(54,402)
Change in net assets resulting from Class A capital transactions	6,740	(6,091)	16,117	(31,712)
Class C
Proceeds from shares issued	1,365	2,231	5,788	2,308
Distributions reinvested	1,465	36	5,223	1,087
Cost of shares redeemed	(3,182)	(7,075)	(9,381)	(15,962)
Change in net assets resulting from Class C capital transactions	(352)	(4,808)	1,630	(12,567)
Class I
Proceeds from shares issued	170,705	96,130	38,060	48,166
Distributions reinvested	38,983	1,087	23,180	4,871
Cost of shares redeemed	(128,423)	(82,207)	(47,309)	(65,680)
Change in net assets resulting from Class I capital transactions	81,265	15,010	13,931	(12,643)
Class R2
Proceeds from shares issued	8,717	9,353	—	—
Distributions reinvested	5,134	131	—	—
Cost of shares redeemed	(13,939)	(16,674)	—	—
Change in net assets resulting from Class R2 capital transactions	(88)	(7,190)	—	—
Class R3
Proceeds from shares issued	4,316	4,769	272	1,963
Distributions reinvested	2,790	76	360	67
Cost of shares redeemed	(4,341)	(5,501)	(729)	(15,471)
Change in net assets resulting from Class R3 capital transactions	2,765	(656)	(97)	(13,441)
Class R4
Proceeds from shares issued	5,206	25,934	94	704
Distributions reinvested	4,106	96	147	14
Cost of shares redeemed	(7,655)	(7,334)	(959)	(350)
Change in net assets resulting from Class R4 capital transactions	1,657	18,696	(718)	368
Class R5
Proceeds from shares issued	10,929	19,782	—	—
Distributions reinvested	7,243	304	—	—
Cost of shares redeemed	(19,784)	(14,144)	—	—
Change in net assets resulting from Class R5 capital transactions	(1,612)	5,942	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	75

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$168,959	$186,228	$13,856	$19,198
Distributions reinvested	137,512	6,855	9,560	2,455
Cost of shares redeemed	(161,104)	(319,558)	(44,251)	(47,873)
Change in net assets resulting from Class R6 capital transactions	145,367	(126,475)	(20,835)	(26,220)
Total change in net assets resulting from capital transactions	$235,742	$(105,572)	$10,028	$(96,215)
SHARE TRANSACTIONS:
Class A
Issued	1,098	1,824	604	908
Reinvested	1,099	34	1,743	325
Redeemed	(1,936)	(2,275)	(1,411)	(3,013)
Change in Class A Shares	261	(417)	936	(1,780)
Class C
Issued	64	96	471	151
Reinvested	73	2	405	77
Redeemed	(144)	(402)	(712)	(1,122)
Change in Class C Shares	(7)	(304)	164	(894)
Class I
Issued	5,498	3,161	1,894	2,431
Reinvested	1,322	43	1,165	246
Redeemed	(4,249)	(3,109)	(2,251)	(3,338)
Change in Class I Shares	2,571	95	808	(661)
Class R2
Issued	302	359	—	—
Reinvested	193	6	—	—
Redeemed	(495)	(636)	—	—
Change in Class R2 Shares	—(a)	(271)	—	—
Class R3
Issued	150	179	15	116
Reinvested	103	3	20	3
Redeemed	(154)	(205)	(40)	(833)
Change in Class R3 Shares	99	(23)	(5)	(714)
Class R4
Issued	171	1,037	5	32
Reinvested	139	3	7	1
Redeemed	(252)	(237)	(48)	(17)
Change in Class R4 Shares	58	803	(36)	16

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. Morgan Small Cap Funds	June 30, 2022

	JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class R5
Issued	349	671	—	—
Reinvested	245	12	—	—
Redeemed	(590)	(537)	—	—
Change in Class R5 Shares	4	146	—	—
Class R6
Issued	5,464	6,644	685	949
Reinvested	4,647	268	480	124
Redeemed	(5,196)	(11,393)	(2,119)	(2,404)
Change in Class R6 Shares	4,915	(4,481)	(954)	(1,331)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	77

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan U.S. Small Company Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$28,414	$55,915
Distributions reinvested	27,262	2,798
Cost of shares redeemed	(32,034)	(68,028)
Change in net assets resulting from Class A capital transactions	23,642	(9,315)
Class C
Proceeds from shares issued	1,281	2,161
Distributions reinvested	4,821	532
Cost of shares redeemed	(7,801)	(7,639)
Change in net assets resulting from Class C capital transactions	(1,699)	(4,946)
Class I
Proceeds from shares issued	47,080	85,814
Distributions reinvested	47,831	5,201
Cost of shares redeemed	(62,245)	(119,766)
Change in net assets resulting from Class I capital transactions	32,666	(28,751)
Class L
Proceeds from shares issued	43,205	37,196
Distributions reinvested	51,373	6,808
Cost of shares redeemed	(62,004)	(166,460)
Change in net assets resulting from Class L capital transactions	32,574	(122,456)
Class R2
Proceeds from shares issued	7,271	9,338
Distributions reinvested	9,749	1,022
Cost of shares redeemed	(8,739)	(13,958)
Change in net assets resulting from Class R2 capital transactions	8,281	(3,598)
Class R3
Proceeds from shares issued	7,558	11,021
Distributions reinvested	7,946	799
Cost of shares redeemed	(6,809)	(10,861)
Change in net assets resulting from Class R3 capital transactions	8,695	959
Class R4
Proceeds from shares issued	1,463	1,900
Distributions reinvested	2,509	302
Cost of shares redeemed	(1,800)	(3,141)
Change in net assets resulting from Class R4 capital transactions	2,172	(939)
Class R5
Proceeds from shares issued	2,356	2,149
Distributions reinvested	1,374	151
Cost of shares redeemed	(5,769)	(2,583)
Change in net assets resulting from Class R5 capital transactions	(2,039)	(283)
SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. Morgan Small Cap Funds	June 30, 2022

	JPMorgan U.S. Small Company Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$106,983	$84,216
Distributions reinvested	71,679	9,563
Cost of shares redeemed	(95,062)	(136,299)
Change in net assets resulting from Class R6 capital transactions	83,600	(42,520)
Total change in net assets resulting from capital transactions	$187,892	$(211,849)
SHARE TRANSACTIONS:
Class A
Issued	1,461	3,069
Reinvested	1,508	144
Redeemed	(1,608)	(3,862)
Change in Class A Shares	1,361	(649)
Class C
Issued	77	111
Reinvested	291	29
Redeemed	(454)	(434)
Change in Class C Shares	(86)	(294)
Class I
Issued	2,293	4,362
Reinvested	2,548	260
Redeemed	(3,295)	(6,239)
Change in Class I Shares	1,546	(1,617)
Class L
Issued	2,184	1,810
Reinvested	2,737	341
Redeemed	(3,111)	(8,888)
Change in Class L Shares	1,810	(6,737)
Class R2
Issued	389	455
Reinvested	559	54
Redeemed	(464)	(706)
Change in Class R2 Shares	484	(197)
Class R3
Issued	395	537
Reinvested	444	42
Redeemed	(359)	(563)
Change in Class R3 Shares	480	16
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	79

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan U.S. Small Company Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class R4
Issued	75	90
Reinvested	135	15
Redeemed	(91)	(153)
Change in Class R4 Shares	119	(48)
Class R5
Issued	119	102
Reinvested	73	8
Redeemed	(292)	(131)
Change in Class R5 Shares	(100)	(21)
Class R6
Issued	5,452	3,937
Reinvested	3,813	478
Redeemed	(4,615)	(6,755)
Change in Class R6 Shares	4,650	(2,340)
SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. Morgan Small Cap Funds	June 30, 2022

THIS PAGE IS INTENTIONALLY LEFT BLANK

81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Blend Fund
Class A
Year Ended June 30, 2022	$28.67	$(0.02)	$(5.77)	$(5.79)	$—	$(2.02)	$(2.02)
Year Ended June 30, 2021	19.11	(0.03)	10.08	10.05	(0.02)	(0.47)	(0.49)
Year Ended June 30, 2020	19.78	0.04	(0.04)	—(f)	(0.02)	(0.65)	(0.67)
Year Ended June 30, 2019	26.65	—(f)	(0.63)	(0.63)	—	(6.24)	(6.24)
Year Ended June 30, 2018	22.03	(0.20)	7.54	7.34	—	(2.72)	(2.72)
Class C
Year Ended June 30, 2022	18.01	(0.09)	(3.46)	(3.55)	—	(2.02)	(2.02)
Year Ended June 30, 2021	12.19	(0.08)	6.37	6.29	—	(0.47)	(0.47)
Year Ended June 30, 2020	12.90	(0.04)	(0.02)	(0.06)	—	(0.65)	(0.65)
Year Ended June 30, 2019	19.89	(0.08)	(0.67)	(0.75)	—	(6.24)	(6.24)
Year Ended June 30, 2018	17.12	(0.24)	5.73	5.49	—	(2.72)	(2.72)
Class I
Year Ended June 30, 2022	34.81	0.05	(7.10)	(7.05)	(0.03)	(2.02)	(2.05)
Year Ended June 30, 2021	23.09	0.04	12.20	12.24	(0.05)	(0.47)	(0.52)
Year Ended June 30, 2020	23.75	0.10	(0.06)	0.04	(0.05)	(0.65)	(0.70)
Year Ended June 30, 2019	30.53	0.05	(0.59)	(0.54)	—	(6.24)	(6.24)
Year Ended June 30, 2018	24.83	(0.15)	8.57	8.42	—	(2.72)	(2.72)
Class R6
Year Ended June 30, 2022	34.96	0.13	(7.13)	(7.00)	(0.11)	(2.02)	(2.13)
Year Ended June 30, 2021	23.17	0.11	12.25	12.36	(0.10)	(0.47)	(0.57)
Year Ended June 30, 2020	23.82	0.16	(0.06)	0.10	(0.10)	(0.65)	(0.75)
July 2, 2018 (g) through June 30, 2019	30.73	0.18	(0.85)	(0.67)	—	(6.24)	(6.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. Morgan Small Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers, reimbursements, and earnings credits	Portfolio turnover rate(c)

$20.86	(21.57)%	$269,579	1.25%	(0.09)%	1.28%	45%
28.67	52.98	279,114	1.24	(0.12)	1.27	48
19.11	(0.24)	132,674	1.24	0.19	1.32	48
19.78	0.70	116,751	1.24	(0.01)	1.37	75
26.65	35.55	85,586	1.24	(0.81)	1.36	89

12.44	(21.93)	12,568	1.75	(0.59)	1.79	45
18.01	52.22	13,468	1.73	(0.56)	1.78	48
12.19	(0.83)	24,323	1.74	(0.31)	1.80	48
12.90	0.25	38,625	1.74	(0.53)	1.85	75
19.89	34.88	40,470	1.74	(1.31)	1.83	89

25.71	(21.39)	309,359	0.99	0.16	1.02	45
34.81	53.39	344,974	0.99	0.13	1.02	48
23.09	(0.02)	148,443	0.99	0.44	1.05	48
23.75	0.94	110,123	0.99	0.20	1.10	75
30.53	35.91	92,701	0.99	(0.56)	1.08	89

25.83	(21.21)	460,265	0.74	0.41	0.77	45
34.96	53.76	495,948	0.74	0.37	0.77	48
23.17	0.22	167,419	0.74	0.69	0.80	48
23.82	0.55	82,758	0.74	0.79	1.10	75
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Equity Fund
Class A
Year Ended June 30, 2022	$65.04	$(0.08)	$(8.96)	$(9.04)	$—	$(12.48)	$(12.48)
Year Ended June 30, 2021	45.69	(0.02)	21.07	21.05	(0.07)	(1.63)	(1.70)
Year Ended June 30, 2020	50.05	0.12	(1.95)	(1.83)	(0.15)	(2.38)	(2.53)
Year Ended June 30, 2019	52.43	0.12	0.95	1.07	(0.06)	(3.39)	(3.45)
Year Ended June 30, 2018	48.63	0.10	6.67	6.77	(0.10)	(2.87)	(2.97)
Class C
Year Ended June 30, 2022	45.39	(0.23)	(5.57)	(5.80)	—	(12.48)	(12.48)
Year Ended June 30, 2021	32.42	(0.20)	14.84	14.64	(0.04)	(1.63)	(1.67)
Year Ended June 30, 2020	36.25	(0.08)	(1.35)	(1.43)	(0.02)	(2.38)	(2.40)
Year Ended June 30, 2019	39.12	(0.09)	0.61	0.52	—	(3.39)	(3.39)
Year Ended June 30, 2018	37.07	(0.12)	5.04	4.92	—	(2.87)	(2.87)
Class I
Year Ended June 30, 2022	76.84	0.09	(10.99)	(10.90)	(0.06)	(12.48)	(12.54)
Year Ended June 30, 2021	53.70	0.17	24.81	24.98	(0.21)	(1.63)	(1.84)
Year Ended June 30, 2020	58.34	0.30	(2.30)	(2.00)	(0.26)	(2.38)	(2.64)
Year Ended June 30, 2019	60.52	0.29	1.12	1.41	(0.20)	(3.39)	(3.59)
Year Ended June 30, 2018	55.69	0.26	7.67	7.93	(0.23)	(2.87)	(3.10)
Class R2
Year Ended June 30, 2022	63.47	(0.20)	(8.67)	(8.87)	—	(12.48)	(12.48)
Year Ended June 30, 2021	44.70	(0.15)	20.59	20.44	(0.04)	(1.63)	(1.67)
Year Ended June 30, 2020	48.98	0.01	(1.91)	(1.90)	—	(2.38)	(2.38)
Year Ended June 30, 2019	51.44	—(d)	0.93	0.93	—	(3.39)	(3.39)
Year Ended June 30, 2018	47.81	(0.03)	6.55	6.52	(0.02)	(2.87)	(2.89)
Class R3
Year Ended June 30, 2022	64.53	(0.06)	(8.88)	(8.94)	—	(12.48)	(12.48)
Year Ended June 30, 2021	45.38	—(d)	20.92	20.92	(0.14)	(1.63)	(1.77)
Year Ended June 30, 2020	49.73	0.13	(1.93)	(1.80)	(0.17)	(2.38)	(2.55)
Year Ended June 30, 2019	52.13	0.13	0.92	1.05	(0.06)	(3.39)	(3.45)
Year Ended June 30, 2018	48.54	0.12	6.63	6.75	(0.29)	(2.87)	(3.16)
Class R4
Year Ended June 30, 2022	76.73	0.09	(10.98)	(10.89)	(0.08)	(12.48)	(12.56)
Year Ended June 30, 2021	53.63	0.17	24.78	24.95	(0.22)	(1.63)	(1.85)
Year Ended June 30, 2020	58.26	0.29	(2.29)	(2.00)	(0.25)	(2.38)	(2.63)
Year Ended June 30, 2019	60.42	0.29	1.12	1.41	(0.18)	(3.39)	(3.57)
Year Ended June 30, 2018	55.64	0.33	7.59	7.92	(0.27)	(2.87)	(3.14)
Class R5
Year Ended June 30, 2022	77.14	0.23	(11.05)	(10.82)	(0.20)	(12.48)	(12.68)
Year Ended June 30, 2021	53.88	0.30	24.90	25.20	(0.31)	(1.63)	(1.94)
Year Ended June 30, 2020	58.51	0.40	(2.30)	(1.90)	(0.35)	(2.38)	(2.73)
Year Ended June 30, 2019	60.69	0.41	1.11	1.52	(0.31)	(3.39)	(3.70)
Year Ended June 30, 2018	55.84	0.37	7.70	8.07	(0.35)	(2.87)	(3.22)
SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. Morgan Small Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers, reimbursements, and earnings credits	Portfolio turnover rate

$43.52	(17.26)%	$527,124	1.27%	(0.13)%	1.27%	16%
65.04	46.60	846,460	1.26	(0.03)	1.27	29
45.69	(4.11)	653,887	1.26	0.25	1.27	23
50.05	2.82	791,846	1.23	0.24	1.25	23
52.43	14.33	1,095,395	1.24	0.19	1.26	17

27.11	(17.65)	53,369	1.75	(0.62)	1.75	16
45.39	45.91	87,848	1.74	(0.50)	1.74	29
32.42	(4.56)	80,258	1.74	(0.24)	1.75	23
36.25	2.31	111,453	1.73	(0.25)	1.75	23
39.12	13.76	143,030	1.74	(0.32)	1.76	17

53.40	(17.02)	2,480,437	0.99	0.14	1.00	16
76.84	47.01	4,239,905	0.98	0.25	0.99	29
53.70	(3.83)	3,240,725	0.98	0.54	0.99	23
58.34	3.05	2,720,056	0.98	0.51	1.00	23
60.52	14.61	2,868,739	0.98	0.45	1.00	17

42.12	(17.44)	5,646	1.49	(0.36)	1.51	16
63.47	46.28	7,744	1.48	(0.26)	1.51	29
44.70	(4.32)	6,746	1.49	0.02	1.52	23
48.98	2.56	9,718	1.48	0.00(e)	1.52	23
51.44	14.02	12,133	1.49	(0.06)	1.52	17

43.11	(17.24)	4,281	1.24	(0.11)	1.24	16
64.53	46.66	5,829	1.23	0.00(e)	1.24	29
45.38	(4.08)	2,948	1.24	0.28	1.24	23
49.73	2.79	2,597	1.23	0.26	1.25	23
52.13	14.33	2,542	1.23	0.24	1.30	17

53.28	(17.03)	688	0.99	0.14	1.00	16
76.73	47.01	834	0.98	0.25	1.00	29
53.63	(3.83)	449	0.98	0.53	1.01	23
58.26	3.05	475	0.98	0.50	1.03	23
60.42	14.61	624	0.98	0.57	1.07	17

53.64	(16.87)	778,819	0.80	0.34	0.84	16
77.14	47.29	1,309,013	0.79	0.44	0.84	29
53.88	(3.65)	984,863	0.80	0.71	0.84	23
58.51	3.26	1,214,075	0.79	0.70	0.85	23
60.69	14.83	1,255,251	0.79	0.64	0.85	17
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Equity Fund (continued)
Class R6
Year Ended June 30, 2022	$77.14	$0.26	$(11.05)	$(10.79)	$(0.24)	$(12.48)	$(12.72)
Year Ended June 30, 2021	53.87	0.34	24.90	25.24	(0.34)	(1.63)	(1.97)
Year Ended June 30, 2020	58.50	0.44	(2.30)	(1.86)	(0.39)	(2.38)	(2.77)
Year Ended June 30, 2019	60.68	0.44	1.11	1.55	(0.34)	(3.39)	(3.73)
Year Ended June 30, 2018	55.83	0.41	7.69	8.10	(0.38)	(2.87)	(3.25)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.
(e)	Amount rounds to less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. Morgan Small Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers, reimbursements, and earnings credits	Portfolio turnover rate

$53.63	(16.83)%	$1,793,598	0.74%	0.39%	0.75%	16%
77.14	47.39	2,069,498	0.73	0.50	0.74	29
53.87	(3.60)	1,625,610	0.74	0.78	0.74	23
58.50	3.33	1,425,704	0.73	0.76	0.75	23
60.68	14.89	1,450,525	0.73	0.71	0.75	17
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Growth Fund
Class A
Year Ended June 30, 2022	$25.86	$(0.20)	$(8.46)	$(8.66)	$—	$(3.28)	$(3.28)
Year Ended June 30, 2021	18.70	(0.23)	9.22	8.99	(0.01)	(1.82)	(1.83)
Year Ended June 30, 2020	17.00	(0.11)	2.88	2.77	—	(1.07)	(1.07)
Year Ended June 30, 2019	18.45	(0.11)	0.67	0.56	—	(2.01)	(2.01)
Year Ended June 30, 2018	14.81	(0.14)(f)	5.11	4.97	—	(1.33)	(1.33)
Class C
Year Ended June 30, 2022	16.62	(0.18)	(5.07)	(5.25)	—	(3.28)	(3.28)
Year Ended June 30, 2021	12.53	(0.23)	6.14	5.91	—	(1.82)	(1.82)
Year Ended June 30, 2020	11.78	(0.13)	1.95	1.82	—	(1.07)	(1.07)
Year Ended June 30, 2019	13.55	(0.14)	0.38	0.24	—	(2.01)	(2.01)
Year Ended June 30, 2018	11.23	(0.16)(f)	3.81	3.65	—	(1.33)	(1.33)
Class I
Year Ended June 30, 2022	29.53	(0.16)	(9.83)	(9.99)	—	(3.28)	(3.28)
Year Ended June 30, 2021	21.14	(0.20)	10.46	10.26	(0.05)	(1.82)	(1.87)
Year Ended June 30, 2020	19.05	(0.07)	3.24	3.17	(0.01)	(1.07)	(1.08)
Year Ended June 30, 2019	20.35	(0.08)	0.79	0.71	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.18	(0.11)(f)	5.61	5.50	—	(1.33)	(1.33)
Class L
Year Ended June 30, 2022	30.73	(0.14)	(10.27)	(10.41)	—	(3.28)	(3.28)
Year Ended June 30, 2021	21.93	(0.16)	10.85	10.69	(0.07)	(1.82)	(1.89)
Year Ended June 30, 2020	19.71	(0.04)	3.36	3.32	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	20.95	(0.05)	0.82	0.77	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.60	(0.08)(f)	5.76	5.68	—	(1.33)	(1.33)
Class R2
Year Ended June 30, 2022	24.55	(0.23)	(7.98)	(8.21)	—	(3.28)	(3.28)
Year Ended June 30, 2021	17.85	(0.27)	8.79	8.52	—	(1.82)	(1.82)
Year Ended June 30, 2020	16.31	(0.14)	2.75	2.61	—	(1.07)	(1.07)
Year Ended June 30, 2019	17.84	(0.15)	0.63	0.48	—	(2.01)	(2.01)
Year Ended June 30, 2018	14.39	(0.17)(f)	4.95	4.78	—	(1.33)	(1.33)
Class R3
Year Ended June 30, 2022	25.79	(0.19)	(8.44)	(8.63)	—	(3.28)	(3.28)
Year Ended June 30, 2021	18.66	(0.23)	9.21	8.98	(0.03)	(1.82)	(1.85)
Year Ended June 30, 2020	17.00	(0.11)	2.87	2.76	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	18.45	(0.10)	0.66	0.56	—	(2.01)	(2.01)
July 31, 2017 (g) through June 30, 2018	15.17	(0.13)(f)	4.74	4.61	—	(1.33)	(1.33)
Class R4
Year Ended June 30, 2022	26.08	(0.14)	(8.56)	(8.70)	—	(3.28)	(3.28)
Year Ended June 30, 2021	18.83	(0.17)	9.29	9.12	(0.05)	(1.82)	(1.87)
Year Ended June 30, 2020	17.09	(0.06)	2.90	2.84	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	18.50	(0.07)	0.67	0.60	—	(2.01)	(2.01)
July 31, 2017 (g) through June 30, 2018	15.17	(0.09)(f)	4.75	4.66	—	(1.33)	(1.33)
SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. Morgan Small Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers, reimbursements, and earnings credits	Portfolio turnover rate(c)

$13.92	(37.40)%	$384,556	1.25%	(0.95)%	1.26%	35%
25.86	48.64	760,153	1.23	(0.95)	1.25	52
18.70	16.92	500,357	1.24	(0.63)	1.27	51
17.00	5.08	400,127	1.24	(0.68)	1.27	58
18.45	35.14	337,933	1.24	(0.83)(f)	1.29	58

8.09	(37.71)	41,416	1.75	(1.45)	1.76	35
16.62	47.95	90,880	1.73	(1.44)	1.74	52
12.53	16.32	62,434	1.74	(1.13)	1.77	51
11.78	4.51	58,288	1.74	(1.17)	1.77	58
13.55	34.56	43,116	1.74	(1.32)(f)	1.77	58

16.26	(37.24)	569,015	1.00	(0.69)	1.01	35
29.53	49.03	1,013,916	0.98	(0.70)	0.99	52
21.14	17.19	466,094	0.99	(0.37)	1.01	51
19.05	5.36	289,094	0.99	(0.43)	1.02	58
20.35	35.45	268,082	0.99	(0.57)(f)	1.02	58

17.04	(37.15)	496,522	0.85	(0.55)	0.86	35
30.73	49.21	1,096,814	0.84	(0.55)	0.84	52
21.93	17.40	735,649	0.84	(0.23)	0.86	51
19.71	5.51	568,539	0.84	(0.27)	0.86	58
20.95	35.65	434,286	0.84	(0.43)(f)	0.86	58

13.06	(37.58)	16,716	1.50	(1.20)	1.52	35
24.55	48.29	31,503	1.49	(1.19)	1.51	52
17.85	16.64	24,496	1.49	(0.88)	1.52	51
16.31	4.79	26,011	1.49	(0.94)	1.52	58
17.84	34.83	31,569	1.49	(1.08)(f)	1.52	58

13.88	(37.38)	5,134	1.25	(0.95)	1.28	35
25.79	48.67	9,313	1.24	(0.95)	1.27	52
18.66	16.86	5,217	1.24	(0.63)	1.29	51
17.00	5.08	1,072	1.24	(0.63)	1.37	58
18.45	31.93	446	1.23	(0.80)(f)	1.28	58

14.10	(37.22)	5,073	1.00	(0.68)	1.01	35
26.08	49.01	5,878	0.98	(0.69)	0.99	52
18.83	17.25	2,821	0.99	(0.38)	1.04	51
17.09	5.30	1,336	0.99	(0.39)	1.01	58
18.50	32.28	726	0.99	(0.53)(f)	1.17	58
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	89

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Growth Fund (continued)
Class R5
Year Ended June 30, 2022	$30.76	$(0.14)	$(10.28)	$(10.42)	$—	$(3.28)	$(3.28)
Year Ended June 30, 2021	21.95	(0.16)	10.86	10.70	(0.07)	(1.82)	(1.89)
Year Ended June 30, 2020	19.72	(0.04)	3.36	3.32	(0.02)	(1.07)	(1.09)
Year Ended June 30, 2019	20.96	(0.07)	0.84	0.77	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.60	(0.07)(f)	5.76	5.69	—	(1.33)	(1.33)
Class R6
Year Ended June 30, 2022	31.17	(0.11)	(10.44)	(10.55)	—	(3.28)	(3.28)
Year Ended June 30, 2021	22.21	(0.13)	10.99	10.86	(0.08)	(1.82)	(1.90)
Year Ended June 30, 2020	19.95	(0.02)	3.40	3.38	(0.05)	(1.07)	(1.12)
Year Ended June 30, 2019	21.16	(0.03)	0.83	0.80	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.73	(0.06)(f)	5.82	5.76	—	(1.33)	(1.33)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. Morgan Small Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers, reimbursements, and earnings credits	Portfolio turnover rate(c)

$17.06	(37.15)%	$20,537	0.84%	(0.55)%	0.86%	35%
30.76	49.22	40,613	0.84	(0.55)	0.85	52
21.95	17.37	22,261	0.84	(0.23)	0.86	51
19.72	5.50	13,817	0.84	(0.34)	0.86	58
20.96	35.71	28,656	0.84	(0.37)(f)	0.88	58

17.34	(37.07)	2,380,212	0.74	(0.44)	0.76	35
31.17	49.40	3,794,115	0.74	(0.45)	0.74	52
22.21	17.49	2,140,824	0.74	(0.12)	0.76	51
19.95	5.60	1,518,382	0.74	(0.16)	0.76	58
21.16	35.86	1,045,098	0.74	(0.32)(f)	0.76	58
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	91

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)
Class A
Year Ended June 30, 2022	$69.13	$(0.16)	$(15.83)	$(15.99)	$—	$(19.89)	$(19.89)
Year Ended June 30, 2021	42.12	(0.01)	27.38	27.37	(0.36)	—	(0.36)
Year Ended June 30, 2020	49.98	0.15	(6.00)	(5.85)	(0.15)	(1.86)	(2.01)
Year Ended June 30, 2019	57.16	0.11	(3.52)	(3.41)	(0.02)	(3.75)	(3.77)
Year Ended June 30, 2018	52.32	0.04(f)	9.19	9.23	(0.01)	(4.38)	(4.39)
Class C
Year Ended June 30, 2022	67.97	(0.41)	(15.43)	(15.84)	—	(19.89)	(19.89)
Year Ended June 30, 2021	41.41	(0.28)	26.91	26.63	(0.07)	—	(0.07)
Year Ended June 30, 2020	49.27	(0.07)	(5.93)	(6.00)	—	(1.86)	(1.86)
Year Ended June 30, 2019	56.67	(0.15)	(3.50)	(3.65)	—	(3.75)	(3.75)
Year Ended June 30, 2018	52.14	(0.24)(f)	9.15	8.91	—	(4.38)	(4.38)
Class I
Year Ended June 30, 2022	69.56	(0.05)	(15.96)	(16.01)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.35	0.10	27.58	27.68	(0.47)	—	(0.47)
Year Ended June 30, 2020	50.25	0.28	(6.03)	(5.75)	(0.29)	(1.86)	(2.15)
Year Ended June 30, 2019	57.44	0.23	(3.55)	(3.32)	(0.12)	(3.75)	(3.87)
Year Ended June 30, 2018	52.58	0.17(f)	9.24	9.41	(0.17)	(4.38)	(4.55)
Class R2
Year Ended June 30, 2022	68.98	(0.29)	(15.75)	(16.04)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.07	(0.16)	27.35	27.19	(0.28)	—	(0.28)
Year Ended June 30, 2020	50.01	0.05	(6.02)	(5.97)	(0.11)	(1.86)	(1.97)
Year Ended June 30, 2019	57.32	0.04	(3.60)	(3.56)	—	(3.75)	(3.75)
July 31, 2017 (g) through June 30, 2018	53.24	(0.08)(f)	8.58	8.50	(0.04)	(4.38)	(4.42)
Class R3
Year Ended June 30, 2022	69.34	(0.17)	(15.88)	(16.05)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.23	—(h)	27.45	27.45	(0.34)	—	(0.34)
Year Ended June 30, 2020	50.18	0.16	(6.02)	(5.86)	(0.23)	(1.86)	(2.09)
Year Ended June 30, 2019	57.40	0.26	(3.71)	(3.45)	(0.02)	(3.75)	(3.77)
July 31, 2017 (g) through June 30, 2018	53.24	0.05(f)	8.58	8.63	(0.09)	(4.38)	(4.47)
Class R4
Year Ended June 30, 2022	69.59	(0.06)	(15.96)	(16.02)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.37	0.14	27.55	27.69	(0.47)	—	(0.47)
Year Ended June 30, 2020	50.28	0.28	(6.03)	(5.75)	(0.30)	(1.86)	(2.16)
Year Ended June 30, 2019	57.48	0.23	(3.56)	(3.33)	(0.12)	(3.75)	(3.87)
July 31, 2017 (g) through June 30, 2018	53.24	0.18(f)	8.58	8.76	(0.14)	(4.38)	(4.52)
Class R5
Year Ended June 30, 2022	69.85	0.03	(16.05)	(16.02)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.51	0.25	27.65	27.90	(0.56)	—	(0.56)
Year Ended June 30, 2020	50.42	0.36	(6.04)	(5.68)	(0.37)	(1.86)	(2.23)
Year Ended June 30, 2019	57.63	0.33	(3.58)	(3.25)	(0.21)	(3.75)	(3.96)
Year Ended June 30, 2018	52.64	0.26(f)	9.28	9.54	(0.17)	(4.38)	(4.55)
SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. Morgan Small Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers, reimbursements, and earnings credits	Portfolio turnover rate(c)

$33.25	(29.87)%	$4,789	1.14%	(0.32)%	1.41%	140%
69.13	65.16	7,279	1.23	0.03	1.32	83
42.12	(12.40)	4,127	1.24	0.33	1.38	102
49.98	(5.48)	5,896	1.23	0.21	1.36	74
57.16	18.37	4,624	1.24	0.07(f)	1.41	39

32.24	(30.22)	986	1.65	(0.84)	1.91	140
67.97	64.35	1,944	1.73	(0.50)	1.81	83
41.41	(12.84)	1,690	1.74	(0.16)	1.82	102
49.27	(5.97)	2,307	1.73	(0.30)	1.86	74
56.67	17.79	1,816	1.74	(0.45)(f)	1.90	39

33.66	(29.68)	12,913	0.89	(0.10)	1.11	140
69.56	65.58	34,171	0.99	0.17	1.03	83
42.35	(12.18)	13,264	0.99	0.61	1.06	102
50.25	(5.24)	13,211	0.98	0.45	1.09	74
57.44	18.64	15,557	0.99	0.32(f)	1.12	39

33.05	(30.03)	277	1.39	(0.58)	1.72	140
68.98	64.76	481	1.48	(0.28)	1.68	83
42.07	(12.62)	180	1.49	0.11	1.69	102
50.01	(5.73)	166	1.48	0.08	2.08	74
57.32	16.67	24	1.49	(0.15)(f)	1.72	39

33.40	(29.86)	2,711	1.14	(0.34)	1.36	140
69.34	65.16	5,418	1.23	(0.01)	1.28	83
42.23	(12.40)	3,692	1.24	0.36	1.30	102
50.18	(5.51)	3,768	1.23	0.53	1.59	74
57.40	16.94	24	1.24	0.10(f)	1.46	39

33.68	(29.68)	735	0.89	(0.11)	1.11	140
69.59	65.58	2,557	0.99	0.25	1.04	83.04
42.37	(12.17)	2,125	0.99	0.61	1.06	102
50.28	(5.26)	1,941	0.98	0.45	1.10	74
57.48	17.21	1,536	0.99	0.36(f)	1.11	39

33.94	(29.55)	46,112	0.70	0.07	0.96	140
69.85	65.89	165,829	0.80	0.44	0.89	83
42.51	(12.02)	148,185	0.80	0.78	0.90	102
50.42	(5.07)	215,630	0.79	0.63	0.93	74
57.63	18.88	223,933	0.79	0.48(f)	0.97	39
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	93

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund) (continued)
Class R6
Year Ended June 30, 2022	$69.75	$0.07	$(16.04)	$(15.97)	$—	$(19.89)	$(19.89)
Year Ended June 30, 2021	42.45	0.28	27.61	27.89	(0.59)	—	(0.59)
Year Ended June 30, 2020	50.34	0.39	(6.02)	(5.63)	(0.40)	(1.86)	(2.26)
Year Ended June 30, 2019	57.55	0.39	(3.61)	(3.22)	(0.24)	(3.75)	(3.99)
Year Ended June 30, 2018	52.57	0.33(f)	9.23	9.56	(0.20)	(4.38)	(4.58)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. Morgan Small Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers, reimbursements, and earnings credits	Portfolio turnover rate(c)

$33.89	(29.52)%	$66,087	0.65%	0.14%	0.86%	140%
69.75	65.98	148,507	0.74	0.49	0.78	83
42.45	(11.95)	176,598	0.74	0.84	0.80	102
50.34	(5.02)	206,625	0.73	0.75	0.83	74
57.55	18.95	66,306	0.74	0.59(f)	0.86	39
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	95

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Value Fund
Class A
Year Ended June 30, 2022	$32.06	$0.12	$(4.25)	$(4.13)	$(0.13)	$(4.87)	$(5.00)
Year Ended June 30, 2021	18.48	0.12	13.59	13.71	(0.13)	—	(0.13)
Year Ended June 30, 2020	23.65	0.16	(3.82)	(3.66)	(0.18)	(1.33)	(1.51)
Year Ended June 30, 2019	30.42	0.21	(3.28)	(3.07)	(0.24)	(3.46)	(3.70)
Year Ended June 30, 2018	29.18	0.20(d)	3.01	3.21	(0.23)	(1.74)	(1.97)
Class C
Year Ended June 30, 2022	25.08	(0.02)	(3.14)	(3.16)	(0.08)	(4.87)	(4.95)
Year Ended June 30, 2021	14.52	0.01	10.64	10.65	(0.09)	—	(0.09)
Year Ended June 30, 2020	18.90	0.04	(2.97)	(2.93)	(0.12)	(1.33)	(1.45)
Year Ended June 30, 2019	25.21	0.07	(2.73)	(2.66)	(0.19)	(3.46)	(3.65)
Year Ended June 30, 2018	24.55	0.04(d)	2.50	2.54	(0.14)	(1.74)	(1.88)
Class I
Year Ended June 30, 2022	34.53	0.23	(4.65)	(4.42)	(0.19)	(4.87)	(5.06)
Year Ended June 30, 2021	19.88	0.21	14.62	14.83	(0.18)	—	(0.18)
Year Ended June 30, 2020	25.32	0.23	(4.11)	(3.88)	(0.23)	(1.33)	(1.56)
Year Ended June 30, 2019	32.25	0.31	(3.48)	(3.17)	(0.30)	(3.46)	(3.76)
Year Ended June 30, 2018	30.80	0.30(d)	3.18	3.48	(0.29)	(1.74)	(2.03)
Class R2
Year Ended June 30, 2022	31.62	0.05	(4.17)	(4.12)	(0.09)	(4.87)	(4.96)
Year Ended June 30, 2021	18.25	0.06	13.41	13.47	(0.10)	—	(0.10)
Year Ended June 30, 2020	23.37	0.11	(3.77)	(3.66)	(0.13)	(1.33)	(1.46)
Year Ended June 30, 2019	30.13	0.15	(3.25)	(3.10)	(0.20)	(3.46)	(3.66)
Year Ended June 30, 2018	28.94	0.12(d)	2.98	3.10	(0.17)	(1.74)	(1.91)
Class R3
Year Ended June 30, 2022	32.00	0.13	(4.24)	(4.11)	(0.14)	(4.87)	(5.01)
Year Ended June 30, 2021	18.45	0.13	13.56	13.69	(0.14)	—	(0.14)
Year Ended June 30, 2020	23.61	0.16	(3.81)	(3.65)	(0.18)	(1.33)	(1.51)
Year Ended June 30, 2019	30.38	0.23	(3.29)	(3.06)	(0.25)	(3.46)	(3.71)
Year Ended June 30, 2018	29.14	0.20(d)	3.01	3.21	(0.23)	(1.74)	(1.97)
Class R4
Year Ended June 30, 2022	34.52	0.22	(4.63)	(4.41)	(0.19)	(4.87)	(5.06)
Year Ended June 30, 2021	19.88	0.22	14.61	14.83	(0.19)	—	(0.19)
Year Ended June 30, 2020	25.28	0.19	(4.06)	(3.87)	(0.20)	(1.33)	(1.53)
Year Ended June 30, 2019	32.21	0.30	(3.47)	(3.17)	(0.30)	(3.46)	(3.76)
Year Ended June 30, 2018	30.77	0.32(d)	3.14	3.46	(0.28)	(1.74)	(2.02)
Class R5
Year Ended June 30, 2022	34.56	0.25	(4.63)	(4.38)	(0.22)	(4.87)	(5.09)
Year Ended June 30, 2021	19.89	0.24	14.64	14.88	(0.21)	—	(0.21)
Year Ended June 30, 2020	25.34	0.26	(4.11)	(3.85)	(0.27)	(1.33)	(1.60)
Year Ended June 30, 2019	32.26	0.34	(3.47)	(3.13)	(0.33)	(3.46)	(3.79)
Year Ended June 30, 2018	30.80	0.35(d)	3.17	3.52	(0.32)	(1.74)	(2.06)
SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. Morgan Small Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers, reimbursements, and earnings credits	Portfolio turnover rate

$22.93	(15.16)%	$149,658	1.27%	0.41%	1.27%	56%
32.06	74.48	200,857	1.26	0.48	1.26	78
18.48	(16.78)	123,496	1.25	0.74	1.27	42
23.65	(9.73)	193,505	1.24	0.80	1.26	60
30.42	11.41	336,054	1.24	0.67(d)	1.30	39

16.97	(15.55)	5,633	1.74	(0.07)	1.78	56
25.08	73.59	8,518	1.73	0.04	1.78	78
14.52	(17.14)	9,340	1.74	0.23	1.78	42
18.90	(10.18)	18,088	1.74	0.33	1.77	60
25.21	10.80	25,885	1.75	0.14(d)	1.78	39

25.05	(14.92)	233,127	0.99	0.74	1.01	56
34.53	74.94	232,544	0.99	0.76	1.01	78
19.88	(16.55)	131,992	0.99	0.98	1.01	42
25.32	(9.49)	287,014	0.99	1.10	1.01	60
32.25	11.70	336,366	0.99	0.96(d)	1.01	39

22.54	(15.36)	24,815	1.49	0.19	1.57	56
31.62	74.05	34,800	1.48	0.26	1.58	78
18.25	(16.96)	25,034	1.49	0.51	1.57	42
23.37	(9.94)	36,276	1.49	0.60	1.58	60
30.13	11.12	45,300	1.52	0.41(d)	1.63	39

22.88	(15.14)	14,635	1.24	0.45	1.28	56
32.00	74.49	17,272	1.23	0.50	1.28	78
18.45	(16.77)	10,384	1.24	0.76	1.29	42
23.61	(9.72)	14,854	1.24	0.89	1.28	60
30.38	11.42	12,948	1.25	0.67(d)	1.29	39

25.05	(14.90)	22,156	0.99	0.70	1.01	56
34.52	74.92	28,524	0.98	0.69	1.00	78
19.88	(16.52)	464	0.99	0.92	1.16	42
25.28	(9.51)	436	0.99	1.10	1.04	60
32.21	11.65	102	1.01	1.03(d)	1.27	39

25.09	(14.80)	42,404	0.86	0.81	0.86	56
34.56	75.16	58,262	0.86	0.87	0.86	78
19.89	(16.44)	30,637	0.85	1.11	0.87	42
25.34	(9.35)	69,857	0.84	1.21	0.86	60
32.26	11.85	131,506	0.84	1.11(d)	0.87	39
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	97

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Value Fund (continued)
Class R6
Year Ended June 30, 2022	$34.62	$0.29	$(4.66)	$(4.37)	$(0.24)	$(4.87)	$(5.11)
Year Ended June 30, 2021	19.92	0.27	14.66	14.93	(0.23)	—	(0.23)
Year Ended June 30, 2020	25.38	0.29	(4.13)	(3.84)	(0.29)	(1.33)	(1.62)
Year Ended June 30, 2019	32.30	0.38	(3.49)	(3.11)	(0.35)	(3.46)	(3.81)
Year Ended June 30, 2018	30.83	0.38(d)	3.18	3.56	(0.35)	(1.74)	(2.09)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. Morgan Small Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers, reimbursements, and earnings credits	Portfolio turnover rate

$25.14	(14.73)%	$798,822	0.76%	0.94%	0.76%	56%
34.62	75.36	929,661	0.76	0.98	0.76	78
19.92	(16.37)	624,226	0.75	1.24	0.76	42
25.38	(9.25)	933,252	0.74	1.36	0.76	60
32.30	11.97	1,040,121	0.74	1.21(d)	0.76	39
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	99

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SMID Cap Equity Fund
Class A
Year Ended June 30, 2022	$21.12	$(0.04)	$(1.97)	$(2.01)	$—	$(4.20)	$(4.20)
Year Ended June 30, 2021	15.52	0.01	6.32	6.33	(0.10)	(0.63)	(0.73)
Year Ended June 30, 2020	18.24	0.11	(0.71)	(0.60)	(0.09)	(2.03)	(2.12)
Year Ended June 30, 2019	22.76	0.10	(0.28)	(0.18)	(0.08)	(4.26)	(4.34)
Year Ended June 30, 2018	22.11	0.15	2.29	2.44	(0.13)	(1.66)	(1.79)
Class C
Year Ended June 30, 2022	16.25	(0.10)	(1.34)	(1.44)	—	(4.20)	(4.20)
Year Ended June 30, 2021	12.08	(0.06)	4.89	4.83	(0.03)	(0.63)	(0.66)
Year Ended June 30, 2020	14.64	0.01	(0.52)	(0.51)	(0.02)	(2.03)	(2.05)
Year Ended June 30, 2019	19.23	—(d)	(0.30)	(0.30)	(0.03)	(4.26)	(4.29)
Year Ended June 30, 2018	18.90	0.04	1.96	2.00	(0.01)	(1.66)	(1.67)
Class I
Year Ended June 30, 2022	22.81	0.01	(2.19)	(2.18)	—	(4.20)	(4.20)
Year Ended June 30, 2021	16.71	0.06	6.82	6.88	(0.15)	(0.63)	(0.78)
Year Ended June 30, 2020	19.48	0.16	(0.78)	(0.62)	(0.12)	(2.03)	(2.15)
Year Ended June 30, 2019	24.01	0.16	(0.29)	(0.13)	(0.14)	(4.26)	(4.40)
Year Ended June 30, 2018	23.22	0.22	2.41	2.63	(0.18)	(1.66)	(1.84)
Class R3
Year Ended June 30, 2022	21.08	(0.04)	(1.96)	(2.00)	—	(4.20)	(4.20)
Year Ended June 30, 2021	15.41	0.03	6.27	6.30	—	(0.63)	(0.63)
Year Ended June 30, 2020	18.12	0.11	(0.70)	(0.59)	(0.09)	(2.03)	(2.12)
Year Ended June 30, 2019	22.70	0.11	(0.31)	(0.20)	(0.12)	(4.26)	(4.38)
Year Ended June 30, 2018	22.08	0.13	2.32	2.45	(0.17)	(1.66)	(1.83)
Class R4
Year Ended June 30, 2022	22.70	—	(2.17)	(2.17)	—	(4.20)	(4.20)
Year Ended June 30, 2021	16.64	0.05	6.79	6.84	(0.15)	(0.63)	(0.78)
Year Ended June 30, 2020	19.41	0.15	(0.76)	(0.61)	(0.13)	(2.03)	(2.16)
Year Ended June 30, 2019	23.95	0.16	(0.29)	(0.13)	(0.15)	(4.26)	(4.41)
Year Ended June 30, 2018	23.20	0.19	2.44	2.63	(0.22)	(1.66)	(1.88)
Class R6
Year Ended June 30, 2022	22.83	0.06	(2.20)	(2.14)	—	(4.20)	(4.20)
Year Ended June 30, 2021	16.73	0.11	6.82	6.93	(0.20)	(0.63)	(0.83)
Year Ended June 30, 2020	19.49	0.21	(0.76)	(0.55)	(0.18)	(2.03)	(2.21)
Year Ended June 30, 2019	24.04	0.21	(0.30)	(0.09)	(0.20)	(4.26)	(4.46)
Year Ended June 30, 2018	23.25	0.27	2.42	2.69	(0.24)	(1.66)	(1.90)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.
(e)	Amount rounds to less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. Morgan Small Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers, reimbursements, and earnings credits	Portfolio turnover rate

$14.91	(13.00)%	$135,382	1.14%	(0.22)%	1.21%	24%
21.12	41.59	171,962	1.11	0.06	1.20	122
15.52	(4.62)	154,019	1.14	0.62	1.22	92
18.24	0.81	204,131	1.14	0.49	1.31	82
22.76	11.18	314,171	1.14	0.65	1.29	62

10.61	(13.45)	16,342	1.64	(0.72)	1.71	24
16.25	40.87	22,348	1.60	(0.42)	1.69	122
12.08	(5.06)	27,417	1.64	0.10	1.73	92
14.64	0.24	42,429	1.64	0.00(e)	1.79	82
19.23	10.69	62,925	1.64	0.18	1.78	62

16.43	(12.76)	120,273	0.89	0.03	0.95	24
22.81	41.95	148,567	0.86	0.29	0.94	122
16.71	(4.40)	119,926	0.89	0.85	0.96	92
19.48	1.05	188,694	0.89	0.75	1.04	82
24.01	11.47	296,876	0.89	0.91	1.02	62

14.88	(12.98)	1,489	1.14	(0.23)	1.20	24
21.08	41.57	2,223	1.08	0.20	1.18	122
15.41	(4.58)	12,615	1.14	0.63	1.20	92
18.12	0.76	15,456	1.14	0.55	1.29	82
22.70	11.22	13,823	1.14	0.59	1.27	62

16.33	(12.79)	222	0.89	(0.02)	0.94	24
22.70	41.87	1,146	0.86	0.26	0.93	122
16.64	(4.38)	562	0.89	0.82	0.98	92
19.41	1.06	1,202	0.89	0.76	1.04	82
23.95	11.46	1,157	0.89	0.80	1.11	62

16.49	(12.56)	37,375	0.64	0.27	0.70	24
22.83	42.21	73,530	0.60	0.57	0.68	122
16.73	(4.08)	76,126	0.64	1.16	0.70	92
19.49	1.28	77,321	0.64	0.98	0.80	82
24.04	11.73	127,571	0.64	1.11	0.77	62
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	101

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Small Company Fund
Class A
Year Ended June 30, 2022	$23.54	$(0.01)	$(3.59)	$(3.60)	$—	$(5.32)	$(5.32)
Year Ended June 30, 2021	14.84	(0.01)	9.26	9.25	(0.04)	(0.51)	(0.55)
Year Ended June 30, 2020	15.96	0.03	(1.10)	(1.07)	(0.04)	(0.01)	(0.05)
Year Ended June 30, 2019	19.60	0.03	(1.81)	(1.78)	—	(1.86)	(1.86)
Year Ended June 30, 2018	18.10	—(d)(e)	2.69	2.69	—	(1.19)	(1.19)
Class C
Year Ended June 30, 2022	22.04	(0.11)	(3.27)	(3.38)	—	(5.32)	(5.32)
Year Ended June 30, 2021	13.96	(0.10)	8.69	8.59	—	(0.51)	(0.51)
Year Ended June 30, 2020	15.06	(0.05)	(1.04)	(1.09)	—	(0.01)	(0.01)
Year Ended June 30, 2019	18.70	(0.06)	(1.72)	(1.78)	—	(1.86)	(1.86)
Year Ended June 30, 2018	17.40	(0.09)(e)	2.58	2.49	—	(1.19)	(1.19)
Class I
Year Ended June 30, 2022	24.21	0.04	(3.72)	(3.68)	—	(5.32)	(5.32)
Year Ended June 30, 2021	15.25	0.04	9.51	9.55	(0.08)	(0.51)	(0.59)
Year Ended June 30, 2020	16.40	0.07	(1.12)	(1.05)	(0.09)	(0.01)	(0.10)
Year Ended June 30, 2019	20.05	0.07	(1.84)	(1.77)	(0.02)	(1.86)	(1.88)
Year Ended June 30, 2018	18.47	0.05(e)	2.75	2.80	(0.03)	(1.19)	(1.22)
Class L
Year Ended June 30, 2022	24.18	0.07	(3.71)	(3.64)	(0.02)	(5.32)	(5.34)
Year Ended June 30, 2021	15.23	0.07	9.51	9.58	(0.12)	(0.51)	(0.63)
Year Ended June 30, 2020	16.38	0.10	(1.12)	(1.02)	(0.12)	(0.01)	(0.13)
Year Ended June 30, 2019	20.05	0.10	(1.86)	(1.76)	(0.05)	(1.86)	(1.91)
Year Ended June 30, 2018	18.46	0.08(e)	2.76	2.84	(0.06)	(1.19)	(1.25)
Class R2
Year Ended June 30, 2022	22.92	(0.06)	(3.46)	(3.52)	—	(5.32)	(5.32)
Year Ended June 30, 2021	14.48	(0.06)	9.02	8.96	(0.01)	(0.51)	(0.52)
Year Ended June 30, 2020	15.58	(0.01)	(1.08)	(1.09)	—	(0.01)	(0.01)
Year Ended June 30, 2019	19.22	(0.01)	(1.77)	(1.78)	—	(1.86)	(1.86)
Year Ended June 30, 2018	17.81	(0.05)(e)	2.65	2.60	—	(1.19)	(1.19)
Class R3
Year Ended June 30, 2022	23.36	(0.01)	(3.55)	(3.56)	—	(5.32)	(5.32)
Year Ended June 30, 2021	14.74	(0.01)	9.20	9.19	(0.06)	(0.51)	(0.57)
Year Ended June 30, 2020	15.87	0.03	(1.10)	(1.07)	(0.05)	(0.01)	(0.06)
Year Ended June 30, 2019	19.50	0.04	(1.81)	(1.77)	—(d)	(1.86)	(1.86)
Year Ended June 30, 2018	18.03	0.01(e)	2.68	2.69	(0.03)	(1.19)	(1.22)
Class R4
Year Ended June 30, 2022	24.05	0.04	(3.69)	(3.65)	—	(5.32)	(5.32)
Year Ended June 30, 2021	15.16	0.04	9.46	9.50	(0.10)	(0.51)	(0.61)
Year Ended June 30, 2020	16.32	0.07	(1.12)	(1.05)	(0.10)	(0.01)	(0.11)
Year Ended June 30, 2019	19.98	0.08	(1.85)	(1.77)	(0.03)	(1.86)	(1.89)
Year Ended June 30, 2018	18.44	0.05(e)	2.75	2.80	(0.07)	(1.19)	(1.26)
SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. Morgan Small Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers, reimbursements, and earnings credits	Portfolio turnover rate

$14.62	(19.61)%	$103,884	1.22%	(0.06)%	1.22%	66%
23.54	63.19	135,165	1.22	(0.03)	1.22	94
14.84	(6.76)	94,883	1.22	0.18	1.23	52
15.96	(8.77)	136,432	1.22	0.16	1.22	64
19.60	15.40	210,050	1.22	—(e)(f)	1.23	52

13.34	(20.00)	12,408	1.73	(0.59)	1.73	66
22.04	62.34	22,386	1.73	(0.56)	1.73	94
13.96	(7.25)	18,297	1.74	(0.34)	1.74	52
15.06	(9.22)	28,451	1.72	(0.35)	1.73	64
18.70	14.85	45,633	1.73	(0.50)(e)	1.73	52

15.21	(19.36)	159,356	0.97	0.19	0.97	66
24.21	63.52	216,248	0.96	0.21	0.97	94
15.25	(6.51)	160,892	0.96	0.44	0.96	52
16.40	(8.49)	273,370	0.96	0.41	0.96	64
20.05	15.73	433,317	0.96	0.27(e)	0.97	52

15.20	(19.22)	226,823	0.81	0.34	0.81	66
24.18	63.78	317,162	0.81	0.37	0.81	94
15.23	(6.37)	302,427	0.81	0.60	0.81	52
16.38	(8.42)	433,521	0.81	0.58	0.81	64
20.05	15.95	554,361	0.81	0.42(e)	0.82	52

14.08	(19.82)	33,542	1.48	(0.32)	1.48	66
22.92	62.71	43,496	1.48	(0.31)	1.48	94
14.48	(7.01)	30,330	1.48	(0.09)	1.49	52
15.58	(8.95)	44,064	1.47	(0.07)	1.49	64
19.22	15.13	49,715	1.48	(0.25)(e)	1.48	52

14.48	(19.58)	29,731	1.22	(0.05)	1.22	66
23.36	63.20	36,745	1.21	(0.04)	1.21	94
14.74	(6.78)	22,953	1.21	0.20	1.21	52
15.87	(8.75)	23,887	1.21	0.23	1.21	64
19.50	15.49	17,655	1.21	0.04(e)	1.21	52

15.08	(19.37)	9,072	0.96	0.20	0.97	66
24.05	63.52	11,590	0.97	0.20	0.98	94
15.16	(6.55)	8,042	0.97	0.45	0.98	52
16.32	(8.52)	6,313	0.97	0.45	0.98	64
19.98	15.73	5,773	1.01	0.28(e)	1.04	52
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	103

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Small Company Fund (continued)
Class R5
Year Ended June 30, 2022	$24.13	$0.07	$(3.71)	$(3.64)	$(0.02)	$(5.32)	$(5.34)
Year Ended June 30, 2021	15.20	0.07	9.49	9.56	(0.12)	(0.51)	(0.63)
Year Ended June 30, 2020	16.34	0.09	(1.11)	(1.02)	(0.11)	(0.01)	(0.12)
Year Ended June 30, 2019	20.01	0.11	(1.86)	(1.75)	(0.06)	(1.86)	(1.92)
Year Ended June 30, 2018	18.45	0.08(e)	2.74	2.82	(0.07)	(1.19)	(1.26)
Class R6
Year Ended June 30, 2022	24.20	0.09	(3.72)	(3.63)	(0.04)	(5.32)	(5.36)
Year Ended June 30, 2021	15.25	0.09	9.51	9.60	(0.14)	(0.51)	(0.65)
Year Ended June 30, 2020	16.40	0.11	(1.12)	(1.01)	(0.13)	(0.01)	(0.14)
Year Ended June 30, 2019	20.07	0.12	(1.86)	(1.74)	(0.07)	(1.86)	(1.93)
Year Ended June 30, 2018	18.48	0.10(e)	2.76	2.86	(0.08)	(1.19)	(1.27)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.
(e)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(f)	Amount rounds to less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. Morgan Small Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers, reimbursements, and earnings credits	Portfolio turnover rate

$15.15	(19.25)%	$4,634	0.81%	0.33%	0.81%	66%
24.13	63.83	9,804	0.81	0.35	0.81	94
15.20	(6.36)	6,496	0.81	0.56	0.81	52
16.34	(8.39)	11,770	0.81	0.64	0.81	64
20.01	15.83	6,491	0.85	0.43(e)	0.86	52

15.21	(19.18)	290,297	0.72	0.45	0.72	66
24.20	63.87	349,316	0.71	0.46	0.72	94
15.25	(6.27)	255,716	0.71	0.68	0.71	52
16.40	(8.30)	435,139	0.71	0.70	0.72	64
20.07	16.05	455,851	0.71	0.53(e)	0.72	52
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	105

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (“JPM I") and JPMorgan Trust II (“JPM II") (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.
The following are 7 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Trust	Diversification Classification
JPMorgan Small Cap Blend Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan Small Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Small Cap Growth Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)(1)	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Small Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan SMID Cap Equity Fund	Class A, Class C, Class I, Class R3, Class R4 and Class R6	JPM II	Diversified
JPMorgan U.S. Small Company Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified

(1)	Effective July 1, 2021, JPMorgan Small Cap Core Fund changed its name to JPMorgan Small Cap Sustainable Leaders Fund.
The investment objective of JPMorgan Small Cap Blend Fund (“Small Cap Blend Fund”), JPMorgan Small Cap Equity Fund (“Small Cap Equity Fund”) and JPMorgan Small Cap Sustainable Leaders Fund (“Small Cap Sustainable Leaders Fund”) is to seek capital growth over the long term.
The investment objective of JPMorgan Small Cap Growth Fund (“Small Cap Growth Fund”) is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.
The investment objective of JPMorgan Small Cap Value Fund (“Small Cap Value Fund”) is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.
The investment objective of JPMorgan SMID Cap Equity Fund (“SMID Cap Equity Fund”) is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.
The investment objective of JPMorgan U.S. Small Company Fund (“U.S. Small Company Fund”) is to seek to provide high total return from a portfolio of small company stocks.
Class L Shares of Small Cap Growth Fund and U.S. Small Company Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Funds unless they meet certain requirements as described in the Funds' prospectus.
All share classes of Small Cap Equity Fund are publicly offered on a limited basis. Effective as of the close of business on February 5, 2021, all share classes of Small Cap Growth Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Funds' prospectuses.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to . Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i)

106	J.P. Morgan Small Cap Funds	June 30, 2022

the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the "Boards"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.
The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds' investments. The Administrator implements the valuation policies of the Funds' investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.
A market-based approach is primarily used to value the Funds' investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Small Cap Blend Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$1,027,307	$—	$—	$1,027,307
Rights	—	—	—(a)	—(a)
Short-Term Investments
Investment Companies	27,327	—	—	27,327

June 30, 2022	J.P. Morgan Small Cap Funds	107

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
Small Cap Blend Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investment of Cash Collateral from Securities Loaned	$39,592	$—	$—	$39,592
Total Short-Term Investments	66,919	—	—	66,919
Total Investments in Securities	$1,094,226	$—	$—(a)	$1,094,226

(a)	Amount rounds to less than one thousand.

Small Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,854,103	$—	$—	$5,854,103

(a)	Please refer to the SOI for specifics of portfolio holdings.

Small Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$3,894,065	$—	$—	$3,894,065
Rights	—	—	—(a)	—(a)
Short-Term Investments
Investment Companies	45,209	—	—	45,209
Investment of Cash Collateral from Securities Loaned	247,980	—	—	247,980
Total Short-Term Investments	293,189	—	—	293,189
Total Investments in Securities	$4,187,254	$—	$—(a)	$4,187,254

(a)	Amount rounds to less than one thousand.

Small Cap Sustainable Leaders Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$133,300	$—	$—	$133,300
Rights	—	—	—(a)	—(a)
Short-Term Investments
Investment Companies	1,396	—	—	1,396
Investment of Cash Collateral from Securities Loaned	5,721	—	—	5,721
Total Short-Term Investments	7,117	—	—	7,117
Total Investments in Securities	$140,417	$—	$—(a)	$140,417

(a)	Amount rounds to less than one thousand.

108	J.P. Morgan Small Cap Funds	June 30, 2022

Small Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,314,084	$—	$—	$1,314,084
Depreciation in Other Financial Instruments
Futures Contracts (a)	$(776)	$—	$—	$(776)

(a)	Please refer to the SOI for specifics of portfolio holdings.

SMID Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$315,242	$—	$—	$315,242

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Small Company Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$886,547	$—	$—	$886,547
Depreciation in Other Financial Instruments
Futures Contracts (a)	$(610)	$—	$—	$(610)

(a)	Please refer to the SOI for specifics of portfolio holdings.
B. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

June 30, 2022	J.P. Morgan Small Cap Funds	109

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of June 30, 2022.
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Small Cap Blend Fund	$37,552	$(37,552)	$—
Small Cap Equity Fund	170,798	(170,798)	—
Small Cap Growth Fund	236,282	(236,282)	—
Small Cap Sustainable Leaders Fund	5,612	(5,612)	—
Small Cap Value Fund	22,196	(22,196)	—
SMID Cap Equity Fund	2,788	(2,788)	—
U.S. Small Company Fund	18,368	(18,368)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the year ended June 30, 2022, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
Small Cap Blend Fund	$4
Small Cap Equity Fund	11
Small Cap Growth Fund	30
Small Cap Sustainable Leaders Fund	2
Small Cap Value Fund	6
SMID Cap Equity Fund	1
U.S. Small Company Fund	5
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds and ETFs, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ and ETFs' distributions may be reinvested into such Underlying Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Small Cap Blend Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$36,638	$347,069	$356,373	$(4)	$(3)	$27,327	27,321	$52	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (a) (b)	55,003	214,001	234,000	(27)*	4	34,981	35,002	103*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	7,059	130,109	132,557	—	—	4,611	4,611	11*	—
Total	$98,700	$691,179	$722,930	$(31)	$1	$66,919		$166	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.

110	J.P. Morgan Small Cap Funds	June 30, 2022

(b)	The rate shown is the current yield as of June 30, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Small Cap Equity Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$206,013	$1,652,377	$1,668,880	$(45)	$(19)	$189,446	189,409	$488	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (a) (b)	102,028	765,998	708,001	(75)*	5	159,955	160,051	365*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	11,448	392,790	385,576	—	—	18,662	18,662	41*	—
Total	$319,489	$2,811,165	$2,762,457	$(120)	$(14)	$368,063		$894	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Small Cap Growth Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$176,586	$1,506,860	$1,638,216	$(4)	$(17)	$45,209	45,200	$163	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (a) (b)	467,313	1,425,999	1,671,000	(257)*	39	222,094	222,227	699*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	54,843	669,008	697,965	—	—	25,886	25,886	67*	—
Total	$698,742	$3,601,867	$4,007,181	$(261)	$22	$293,189		$929	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Small Cap Sustainable Leaders Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$3,128	$74,006	$75,737	$— (c)	$(1)	$1,396	1,396	$7	$—

June 30, 2022	J.P. Morgan Small Cap Funds	111

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
Small Cap Sustainable Leaders Fund (continued)
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (a) (b)	$37,097	$108,000	$141,000	$(9)*	$3	$4,091	4,094	$20*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	5,704	73,944	78,018	—	—	1,630	1,630	3*	—
Total	$45,929	$255,950	$294,755	$(9)	$2	$7,117		$30	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Small Cap Value Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$52,749	$359,571	$393,145	$(4)	$—(c)	$19,171	19,167	$99	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (a) (b)	89,300	254,001	322,700	(37)*	7	20,571	20,583	89*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	8,507	192,006	197,350	—	—	3,163	3,163	10*	—
Total	$150,556	$805,578	$913,195	$(41)	$7	$42,905		$198	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

SMID Cap Equity Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$5,812	$89,778	$84,616	$(3)	$—(c)	$10,971	10,969	$17	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	—	33,864	30,818	—	—	3,046	3,046	7*	—
Total	$5,812	$123,642	$115,434	$(3)	$—(c)	$14,017		$24	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.

112	J.P. Morgan Small Cap Funds	June 30, 2022

(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Small Company Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$30,588	$295,919	$303,300	$(6)	$1	$23,202	23,197	$42	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (a) (b)	84,603	196,001	262,000	(40)*	7	18,571	18,582	89*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	10,743	138,383	148,002	—	—	1,124	1,124	9*	—
Total	$125,934	$630,303	$713,302	$(46)	$8	$42,897		$140	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).
D. Futures Contracts — Small Cap Sustainable Leaders Fund, Small Cap Value Fund and U.S. Small Company Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Funds to equity price risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
The table below discloses the volume of the Funds' futures contracts activity during the year ended June 30, 2022:
	Small Cap Sustainable Leaders Fund	Small Cap Value Fund	U.S. Small Company Fund
Futures Contracts:
Average Notional Balance Long	$710	$38,524	$20,914
Ending Notional Balance Long	—	17,601	21,873

June 30, 2022	J.P. Morgan Small Cap Funds	113

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.
Dividend income is recorded on the ex-dividend date or when a Fund first learns of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
F. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2022 are as follows:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Small Cap Blend Fund
Transfer agency fees	$20	$2	$5	n/a	n/a	n/a	n/a	n/a	$1	$28
Small Cap Equity Fund
Transfer agency fees	183	4	45	n/a	$1	$—(a)	$—(a)	$11	24	268
Small Cap Growth Fund
Transfer agency fees	43	5	18	$7	4	2	—(a)	1	84	164
Small Cap Sustainable Leaders Fund
Transfer agency fees	3	1	1	n/a	—(a)	—(a)	—(a)	5	3	13
Small Cap Value Fund
Transfer agency fees	30	1	10	n/a	20	4	—(a)	2	16	83
SMID Cap Equity Fund
Transfer agency fees	27	1	10	n/a	n/a	—(a)	—(a)	n/a	2	40
U.S. Small Company Fund
Transfer agency fees	10	3	10	5	8	1	—(a)	—(a)	17	54

(a)	Amount rounds to less than one thousand.

114	J.P. Morgan Small Cap Funds	June 30, 2022

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of June 30, 2022, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually, except for Small Cap Value Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Small Cap Blend Fund	$—	$(166)	$166
Small Cap Equity Fund	93,578	681	(94,259)
Small Cap Growth Fund	(40,833)	40,844	(11)
Small Cap Sustainable Leaders Fund	10,025	395	(10,420)
Small Cap Value Fund	—	(663)	663
SMID Cap Equity Fund	3,576	355	(3,931)
U.S. Small Company Fund	—	(189)	189
The reclassifications for the Funds relate primarily to tax reclassifications on certain investments, foreign taxes, tax equalization and net operating losses.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund's respective average daily net assets. The annual rate for each Fund is as follows:

Small Cap Blend Fund	0.65%
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Sustainable Leaders Fund	0.65
Small Cap Value Fund	0.65
SMID Cap Equity Fund	0.55
U.S. Small Company Fund	0.60
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund's respective average daily net assets, plus 0.050% of each Fund's respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund's respective average daily net assets between $20 billion and $25 billion, plus 0.010% of each Fund's respective average daily net assets in excess of $25 billion. For the year ended June 30, 2022, the effective rate was 0.075% of each Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.F.

June 30, 2022	J.P. Morgan Small Cap Funds	115

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, Fund pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C	Class R2	Class R3
Small Cap Blend Fund	0.25%	0.75%	n/a	n/a
Small Cap Equity Fund	0.25	0.75	0.50%	0.25%
Small Cap Growth Fund	0.25	0.75	0.50	0.25
Small Cap Sustainable Leaders Fund	0.25	0.75	0.50	0.25
Small Cap Value Fund	0.25	0.75	0.50	0.25
SMID Cap Equity Fund	0.25	0.75	n/a	0.25
U.S. Small Company Fund	0.25	0.75	0.50	0.25
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2022, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Small Cap Blend Fund	$73	$—(a)
Small Cap Equity Fund	4	—
Small Cap Growth Fund	24	—
Small Cap Sustainable Leaders Fund	3	—(a)
Small Cap Value Fund	10	—
SMID Cap Equity Fund	4	—
U.S. Small Company Fund	11	—(a)

(a)	Amount rounds to less than one thousand.
D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Small Cap Blend Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Small Cap Equity Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Small Cap Growth Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Small Cap Sustainable Leaders Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Small Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
SMID Cap Equity Fund	0.25	0.25	0.25	n/a	n/a	0.25	0.25	n/a
U.S. Small Company Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.

116	J.P. Morgan Small Cap Funds	June 30, 2022

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Small Cap Blend Fund	1.24%	1.74%	0.99%	n/a	n/a	n/a	n/a	n/a	0.74%
Small Cap Equity Fund	n/a	n/a	0.99	n/a	1.49%	n/a	0.99%	0.80%	n/a
Small Cap Growth Fund	1.24	1.74	0.99	n/a	1.49	1.24%	0.99	0.84	0.74
Small Cap Sustainable Leaders Fund	1.14(1)	1.64(1)	0.89(1)	n/a	1.39(1)	1.14(1)	0.89(1)	0.70(1)	0.65(1)
Small Cap Value Fund	n/a	1.74	0.99	n/a	1.49	1.24	0.99	n/a	n/a
SMID Cap Equity Fund	1.14	1.64	0.89	n/a	n/a	1.14	0.89	n/a	0.64
U.S. Small Company Fund	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

(1)	The contractual expense limitation percentages are in place until at least June 30, 2023.
Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2022 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2022.
For the year ended June 30, 2022, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Small Cap Blend Fund	$190	$126	$27	$343	$—
Small Cap Equity Fund	—	—	457	457	—
Small Cap Growth Fund	311	206	73	590	84
Small Cap Sustainable Leaders Fund	370	188	69	627	—
Small Cap Value Fund	2	—	75	77	—
SMID Cap Equity Fund	123	81	36	240	2
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund's investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the year ended June 30, 2022 were as follows:

Small Cap Blend Fund	$23
Small Cap Equity Fund	198
Small Cap Growth Fund	63
Small Cap Sustainable Leaders Fund	4
Small Cap Value Fund	36
SMID Cap Equity Fund	7
U.S. Small Company Fund	21

June 30, 2022	J.P. Morgan Small Cap Funds	117

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
Effective January 1, 2022, JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the period January 1, 2022 through June 30, 2022 the amount of these waivers were as follows:

Small Cap Blend Fund	$1
Small Cap Equity Fund	1
Small Cap Growth Fund	1
Small Cap Sustainable Leaders Fund	1
Small Cap Value Fund	1
SMID Cap Equity Fund	1
U.S. Small Company Fund	1
G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the year ended June 30, 2022, Small Cap Blend Fund, Small Cap Equity Fund, Small Cap Growth Fund, Small Cap Sustainable Leaders Fund, SMID Cap Equity Fund and U.S. Small Company Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the year ended June 30, 2022, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Small Cap Blend Fund	$742,624	$520,023
Small Cap Equity Fund	1,141,097	2,787,702
Small Cap Growth Fund	1,960,000	2,425,507
Small Cap Sustainable Leaders Fund	373,413	511,227
Small Cap Value Fund	841,212	798,325
SMID Cap Equity Fund	89,491	159,369
U.S. Small Company Fund	687,481	741,725
During the year ended June 30, 2022, there were no purchases or sales of U.S. Government securities.

118	J.P. Morgan Small Cap Funds	June 30, 2022

5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2022 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Small Cap Blend Fund	$1,153,767	$115,646	$175,187	$(59,541)
Small Cap Equity Fund	4,726,545	1,521,720	394,162	1,127,558
Small Cap Growth Fund	4,625,244	661,431	1,099,421	(437,990)
Small Cap Sustainable Leaders Fund	184,749	8,210	52,542	(44,332)
Small Cap Value Fund	1,274,073	171,569	132,334	39,235
SMID Cap Equity Fund	306,002	37,674	28,434	9,240
U.S. Small Company Fund	900,283	114,719	129,065	(14,346)
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax adjustments on certain investments and wash sale loss deferrals.
The tax character of distributions paid during the year ended June 30, 2022 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Small Cap Blend Fund	$36,727	$43,999	$80,726
Small Cap Equity Fund	281,125	1,054,379	1,335,504
Small Cap Growth Fund	169,421	546,759	716,180
Small Cap Sustainable Leaders Fund	25,834	66,893	92,727
Small Cap Value Fund	84,616	143,790	228,406
SMID Cap Equity Fund	42,704	32,497	75,201
U.S. Small Company Fund	101,585	147,525	249,110

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended June 30, 2021 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Small Cap Blend Fund	$1,555	$11,668	$13,223
Small Cap Equity Fund	28,832	195,732	224,564
Small Cap Growth Fund	66,039	316,374	382,413
Small Cap Sustainable Leaders Fund	4,015	—	4,015
Small Cap Value Fund	9,406	—	9,406
SMID Cap Equity Fund	5,558	10,144	15,702
U.S. Small Company Fund	11,266	19,180	30,446

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

June 30, 2022	J.P. Morgan Small Cap Funds	119

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
As of June 30, 2022, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Small Cap Blend Fund	$1,052	$21,336	$(59,541)
Small Cap Equity Fund	1,993	458,210	1,127,558
Small Cap Growth Fund	—	172,754	(437,990)
Small Cap Sustainable Leaders Fund	120	36	(44,332)
Small Cap Value Fund	1,834	100,325	39,235
SMID Cap Equity Fund	346	25,129	9,240
U.S. Small Company Fund	1,312	47,210	(14,346)
The cumulative timing differences primarily consist of tax adjustments on certain derivatives, post-October capital loss deferrals, specified ordinary loss deferrals, straddle loss deferrals and wash sale loss deferrals.
Net capital losses (gains) and specified ordinary losses incurred after October 31 and late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended June 30, 2022, the Funds deferred to July 1, 2022 the following net capital losses (gains), specified ordinary losses and late year ordinary losses of:
	Net Capital Losses (Gains)		Late Year Ordinary Loss Deferral
	Short-Term	Long-Term
Small Cap Blend Fund	$13,434	$—	$—
Small Cap Equity Fund	5,126	—	—
Small Cap Growth Fund	157,967	—	11,923
Small Cap Sustainable Leaders Fund	27,938	937	—
Small Cap Value Fund	30,064	—	—
U.S. Small Company Fund	22,413	—	—
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended June 30, 2022.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 31, 2022.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2022.
The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or

120	J.P. Morgan Small Cap Funds	June 30, 2022

the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 9, 2022, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a change in the interest associated with any borrowing to the higher, on the day of the borrowing, of (a) the federal funds effective rate, or (b) the one-month Adjusted SOFR Rate plus Applicable Margin.
The Funds did not utilize the Credit Facility during the year ended June 30, 2022.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of June 30, 2022, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund's outstanding shares as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Small Cap Blend Fund	—	—%	2	66.8%
Small Cap Equity Fund	—	—	3	44.6
Small Cap Growth Fund	—	—	3	37.0
Small Cap Sustainable Leaders Fund	—	—	1	45.3
Small Cap Value Fund	—	—	1	11.6
SMID Cap Equity Fund	1	25.3	1	11.9
U.S. Small Company Fund	—	—	3	43.4
As of June 30, 2022, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated fund of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:
	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Small Cap Value Fund	18.6%	13.1%
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
Because Small Cap Value Fund invests in Real Estate Investment Trusts ("REITs"), the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.
The Funds invest in companies with relatively small market capitalizations. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with stocks of larger companies. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private

June 30, 2022	J.P. Morgan Small Cap Funds	121

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund's loans, notes, derivatives and other instruments or investments comprising some or all of a Fund's investments and result in costs incurred in connection with changing reference rates used for positions closing out positions and entering into new trades. Certain of a Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
8. Redemptions in-kind
On June 15, 2021, certain shareholders sold Class R6 Shares of Small Cap Sustainable Leaders Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below:
Fund	Value	Realized Gains (Losses)	Type
Small Cap Sustainable Leaders Fund	$121,250(a)	$48,077	Redemption in-kind

(a)	This amount includes cash of $3,182 associated with the redemption in-kind.

122	J.P. Morgan Small Cap Funds	June 30, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Small Cap Blend Fund, JPMorgan Small Cap Equity Fund, JPMorgan Small Cap Sustainable Leaders Fund, JPMorgan U.S. Small Company Fund, JPMorgan Small Cap Growth Fund, JPMorgan Small Cap Value Fund and JPMorgan SMID Cap Equity Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Small Cap Blend Fund, JPMorgan Small Cap Equity Fund, JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund) and JPMorgan U.S. Small Company Fund (four of the funds constituting JPMorgan Trust I) and JPMorgan Small Cap Growth Fund, JPMorgan Small Cap Value Fund and JPMorgan SMID Cap Equity Fund (three of the funds constituting JPMorgan Trust II) (hereafter collectively referred to as the "Funds") as of June 30, 2022, the related statements of operations for the year ended June 30, 2022, the statements of changes in net assets for each of the two years in the period ended June 30, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
New York, New York
August 29, 2022
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

June 30, 2022	J.P. Morgan Small Cap Funds	123

TRUSTEES
(Unaudited)
The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	167	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present)
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered brokerdealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	167	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	167	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	167
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America U.S. Holdings (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	167	None

124	J.P. Morgan Small Cap Funds	June 30, 2022

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	167	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	167
Advisory Board Member, Penso
Advisors LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	167
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	167	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	167	None
Marilyn McCoy (1948); Trustee since 2005.	Vice President of Administration and Planning, Northwestern University (1985-present).	167	None

June 30, 2022	J.P. Morgan Small Cap Funds	125

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Dr. Robert A. Oden, Jr. (1946); Trustee since 2005.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	167
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021);Trustee, Dartmouth-
Hitchcock MedicalCenter (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	167	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2022.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	167
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of the Global ETF Business for JPMorgan Asset Management (2013-2017); Head of the Global Liquidity Business for JPMorgan Asset Management (2003-2013).	167	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	167	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee(2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the Mutual Fund Board, the ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the
Trustee attains the age of 75, provided that any Board member who was a member of the Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (167 J.P. Morgan Funds).

126	J.P. Morgan Small Cap Funds	June 30, 2022

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from
JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January
2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

June 30, 2022	J.P. Morgan Small Cap Funds	127

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)**	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)**
Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Senior Director and Counsel,
Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 to June 2021.

Matthew Beck (1988), Assistant Secretary (2021)***
Vice President and Assistant General Counsel, JPMorgan Chase since May 2021; Senior Legal Counsel, Ultimus
Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)**
Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and
Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.
Max Vogel (1990), Assistant Secretary (2021)**
Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Associate, Proskauer Rose
LLP (law firm) from March 2017 to June 2021; Associate, Stroock & Stroock & Lavan LLP (law firm) from
October 2015 to March 2017.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

128	J.P. Morgan Small Cap Funds	June 30, 2022

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.
**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.
***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

June 30, 2022	J.P. Morgan Small Cap Funds	129

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2022, and continued to hold your shares at the end of the reporting period, June 30, 2022.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Blend Fund
Class A
Actual	$1,000.00	$777.80	$5.51	1.25%
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class C
Actual	1,000.00	776.00	7.71	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class I
Actual	1,000.00	778.60	4.41	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class R6
Actual	1,000.00	779.40	3.31	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
JPMorgan Small Cap Equity Fund
Class A
Actual	1,000.00	794.90	5.61	1.26
Hypothetical	1,000.00	1,018.55	6.31	1.26
Class C
Actual	1,000.00	793.20	7.78	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class I
Actual	1,000.00	795.90	4.41	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class R2
Actual	1,000.00	794.00	6.63	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49

130	J.P. Morgan Small Cap Funds	June 30, 2022

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Equity Fund (continued)
Class R3
Actual	$1,000.00	$794.90	$5.52	1.24%
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class R4
Actual	1,000.00	795.90	4.45	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class R5
Actual	1,000.00	796.70	3.56	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Class R6
Actual	1,000.00	796.90	3.30	0.74
Hypothetical	1,000.00	1,021.13	3.71	0.74
JPMorgan Small Cap Growth Fund
Class A
Actual	1,000.00	672.10	5.18	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class C
Actual	1,000.00	670.30	7.25	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class I
Actual	1,000.00	673.00	4.15	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class L
Actual	1,000.00	673.30	3.53	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class R2
Actual	1,000.00	671.10	6.22	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class R3
Actual	1,000.00	672.20	5.18	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class R4
Actual	1,000.00	673.00	4.15	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class R5
Actual	1,000.00	673.20	3.53	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class R6
Actual	1,000.00	673.90	3.11	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)
Class A
Actual	1,000.00	745.70	4.98	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15
Class C
Actual	1,000.00	743.70	7.13	1.65
Hypothetical	1,000.00	1,016.61	8.25	1.65
Class I
Actual	1,000.00	746.70	3.90	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90

June 30, 2022	J.P. Morgan Small Cap Funds	131

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund) (continued)
Class R2
Actual	$1,000.00	$744.90	$6.06	1.40%
Hypothetical	1,000.00	1,017.85	7.00	1.40
Class R3
Actual	1,000.00	745.50	4.98	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15
Class R4
Actual	1,000.00	746.60	3.90	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class R5
Actual	1,000.00	747.20	3.08	0.71
Hypothetical	1,000.00	1,021.27	3.56	0.71
Class R6
Actual	1,000.00	747.50	2.82	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
JPMorgan Small Cap Value Fund
Class A
Actual	1,000.00	822.50	5.74	1.27
Hypothetical	1,000.00	1,018.50	6.36	1.27
Class C
Actual	1,000.00	820.50	7.85	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class I
Actual	1,000.00	823.80	4.48	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class R2
Actual	1,000.00	821.60	6.73	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class R3
Actual	1,000.00	822.60	5.60	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class R4
Actual	1,000.00	823.80	4.48	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class R5
Actual	1,000.00	824.10	3.89	0.86
Hypothetical	1,000.00	1,020.53	4.31	0.86
Class R6
Actual	1,000.00	824.60	3.44	0.76
Hypothetical	1,000.00	1,021.03	3.81	0.76
JPMorgan SMID Cap Equity Fund
Class A
Actual	1,000.00	796.50	5.08	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class C
Actual	1,000.00	794.80	7.30	1.64
Hypothetical	1,000.00	1,016.66	8.20	1.64
Class I
Actual	1,000.00	798.00	3.97	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89

132	J.P. Morgan Small Cap Funds	June 30, 2022

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SMID Cap Equity Fund (continued)
Class R3
Actual	$1,000.00	$797.00	$5.08	1.14%
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class R4
Actual	1,000.00	797.40	3.97	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R6
Actual	1,000.00	798.50	2.85	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64
JPMorgan U.S. Small Company Fund
Class A
Actual	1,000.00	781.80	5.39	1.22
Hypothetical	1,000.00	1,018.75	6.11	1.22
Class C
Actual	1,000.00	780.10	7.64	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Class I
Actual	1,000.00	783.20	4.29	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class L
Actual	1,000.00	783.90	3.58	0.81
Hypothetical	1,000.00	1,020.78	4.06	0.81
Class R2
Actual	1,000.00	780.90	6.54	1.48
Hypothetical	1,000.00	1,017.46	7.40	1.48
Class R3
Actual	1,000.00	782.30	5.39	1.22
Hypothetical	1,000.00	1,018.75	6.11	1.22
Class R4
Actual	1,000.00	783.00	4.24	0.96
Hypothetical	1,000.00	1,020.03	4.81	0.96
Class R5
Actual	1,000.00	783.80	3.58	0.81
Hypothetical	1,000.00	1,020.78	4.06	0.81
Class R6
Actual	1,000.00	784.00	3.18	0.72
Hypothetical	1,000.00	1,021.22	3.61	0.72

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

June 30, 2022	J.P. Morgan Small Cap Funds	133

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report have adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2022, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. During the Program Reporting Period, the Program was amended, pursuant to an exemptive order from the Securities and Exchange Commission, to permit the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. The
Report discussed the implementation of these changes. No other material changes were made to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the exemptive order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

134	J.P. Morgan Small Cap Funds	June 30, 2022

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2022. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2022. The information necessary to complete your income tax returns for the calendar year ending December 31, 2022 will be provided under separate cover.
Dividends Received Deduction (DRD)
Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2022:
Dividends Received Deduction
JPMorgan Small Cap Blend Fund	30.75%
JPMorgan Small Cap Equity Fund	24.09
JPMorgan Small Cap Growth Fund	7.65
JPMorgan Small Cap Sustainable Leaders Fund	6.07
JPMorgan Small Cap Value Fund	19.86
JPMorgan SMID Cap Equity Fund	6.60
JPMorgan U.S. Small Company Fund	8.34
Long Term Capital Gain
Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2022:
Long-Term Capital Gain Distribution
JPMorgan Small Cap Blend Fund	$43,999
JPMorgan Small Cap Equity Fund	1,146,546
JPMorgan Small Cap Growth Fund	546,759
JPMorgan Small Cap Sustainable Leaders Fund	75,302
JPMorgan Small Cap Value Fund	143,790
JPMorgan SMID Cap Equity Fund	36,024
JPMorgan U.S. Small Company Fund	147,525
Qualified Dividend Income (QDI)
Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2022:
Qualified Dividend Income
JPMorgan Small Cap Blend Fund	$11,374
JPMorgan Small Cap Equity Fund	69,811
JPMorgan Small Cap Growth Fund	12,947
JPMorgan Small Cap Sustainable Leaders Fund	1,564
JPMorgan Small Cap Value Fund	17,113
JPMorgan SMID Cap Equity Fund	2,935
JPMorgan U.S. Small Company Fund	8,611

June 30, 2022	undefined	135

Rev. January 2011
FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◾Social Security number and account balances
◾transaction history and account transactions
◾checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’
personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s),respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds protect my personal information?	We collect your personal information, for example, when you:
◾open an account or provide contact information
◾give us your account information or pay us by check
◾make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
◾sharing for affiliates’ everyday business purposes – information about your creditworthiness
◾affiliates from using your information to market to you
◾sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
◾J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
◾J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
◾J.P. Morgan Funds doesn’t jointly market.

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. June 2022.
AN-SC-622

Annual Report
J.P. Morgan SmartRetirement® Funds
June 30, 2022
JPMorgan SmartRetirement® Income Fund
JPMorgan SmartRetirement® 2020 Fund
JPMorgan SmartRetirement® 2025 Fund
JPMorgan SmartRetirement® 2030 Fund
JPMorgan SmartRetirement® 2035 Fund
JPMorgan SmartRetirement® 2040 Fund
JPMorgan SmartRetirement® 2045 Fund
JPMorgan SmartRetirement® 2050 Fund
JPMorgan SmartRetirement® 2055 Fund
JPMorgan SmartRetirement® 2060 Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
August 8, 2022 (Unaudited)
Dear Shareholder,

“It remains essential, in our view, that
investors consider the potential
benefits of portfolio diversification
that adapts to near-term market
conditions while cultivating long-term
opportunities.”
— Andrea L. Lisher

The global economic rebound that marked 2021 has been sapped of much of its strength in 2022 by accelerating inflation and rising interest rates, the conflict in Ukraine and the ongoing global impacts of the pandemic. The uncertain economic picture has proven to be particularly challenging for investors.
U.S. equity prices, which had largely led a decade-long rally in global equity, fell sharply in 2022 and turned in their worst first-half performance since 1970. In general, only select U.S. Treasury bonds and U.S. core fixed income saw increased investor demand amid the sell-off in equities.
In response to rising consumer and producer prices and tight labor markets, the U.S. Federal Reserve (the “Fed”) adopted an increasingly aggressive policy stance in 2022, raising its benchmark interest rate by 25 basis points in March, then by 50 basis points in May and by 75 basis points each in June and July. Meanwhile, U.S. gross domestic product fell by 1.6% in the first quarter of 2022 and by an estimated 0.9% in the second quarter.
However, corporate earnings and revenues have largely outpaced certain investor expectations in 2022 amid sustained strength in consumer demand and management efforts to hold down expenses and pass along higher input costs. Further economic resilience was seen in labor markets, where the jobless rate remained at 3.6% from February through June.
In 2022, investors are now facing economic and market circumstances unseen in decades. In the U.S., the highest inflation rate in 40 years and the Fed’s policy response have rattled both equity and fixed income markets. Concurrently, the conflict in Ukraine has constrained both energy supplies to Europe and grain shipments to a range of nations already under economic strain. The Fed and other leading central banks have acknowledged the risks of runaway inflation and have generally pledged to employ a flexible approach to counter those risks without squelching economic growth.
It remains essential, in our view, that investors consider the potential benefits of portfolio diversification that adapts to near-term market conditions, while cultivating long-term opportunities. J.P. Morgan Asset Management will seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.
On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.
Sincerely yours,

Andrea L. Lisher
Head of Americas, Client
J.P. Morgan Asset Management

June 30, 2022	J.P. Morgan SmartRetirement® Funds	1

JPMorgan SmartRetirement® Funds
FUND FACTS
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

Fund	Fund Return*	Broad Based Securities Market Index Return	Broad Based Securities Market Index Name	Fund Net Assets as of June 30, 2022 ($000)
JPMorgan SmartRetirement® Income Fund	(12.35)%	(9.75)%	S&P Target Date Retirement Income Index	1,551,588
JPMorgan SmartRetirement® 2020 Fund	(12.27)%	(10.86)%	S&P Target Date 2020 Index	2,195,408
JPMorgan SmartRetirement® 2025 Fund	(13.59)%	(11.40)%	S&P Target Date 2025 Index	3,932,426
JPMorgan SmartRetirement® 2030 Fund	(14.32)%	(12.24)%	S&P Target Date 2030 Index	4,957,279
JPMorgan SmartRetirement® 2035 Fund	(15.19)%	(13.15)%	S&P Target Date 2035 Index	4,141,499
JPMorgan SmartRetirement® 2040 Fund	(15.57)%	(13.76)%	S&P Target Date 2040 Index	4,171,559
JPMorgan SmartRetirement® 2045 Fund	(15.86)%	(14.15)%	S&P Target Date 2045 Index	3,106,603
JPMorgan SmartRetirement® 2050 Fund	(16.04)%	(14.33)%	S&P Target Date 2050 Index	2,855,480
JPMorgan SmartRetirement® 2055 Fund	(16.10)%	(14.39)%	S&P Target Date 2055 Index	1,606,847
JPMorgan SmartRetirement® 2060 Fund	(16.12)%	(14.45)%	S&P Target Date 2060+ Index	462,525

*
Returns for the JPMorgan SmartRetirement® 2025 Fund, JPMorgan SmartRetirement® 2035 Fund, JPMorgan SmartRetirement® 2055 Fund
and JPMorgan SmartRetirement® 2060 Fund are based on Class I Shares. The remaining JPMorgan SmartRetirement® Funds’ returns are based on Class R5 Shares.

2	J.P. Morgan SmartRetirement® Funds	June 30, 2022

JPMorgan SmartRetirement® Income Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Fixed Income	52.8%
U.S. Equity	23.4
International Equity	14.7
Alternative Assets	1.4
U.S. Treasury Obligations	0.3
Short-Term Investments	7.4
JPMorgan SmartRetirement® 2020 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Fixed Income	52.8%
U.S. Equity	23.6
International Equity	14.5
Alternative Assets	1.5
U.S. Treasury Obligations	0.3
Short-Term Investments	7.3
JPMorgan SmartRetirement® 2025 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Fixed Income	48.0%
U.S. Equity	29.9
International Equity	16.3
Alternative Assets	1.8
U.S. Treasury Obligations	0.2
Short-Term Investments	3.8
JPMorgan SmartRetirement® 2030 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	37.6%
Fixed Income	35.9
International Equity	21.2
Alternative Assets	2.3
U.S. Treasury Obligations	0.2
Short-Term Investments	2.8
JPMorgan SmartRetirement® 2035 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	45.1%
International Equity	25.4
Fixed Income	23.3
Alternative Assets	2.9
U.S. Treasury Obligations	0.4
Short-Term Investments	2.9
JPMorgan SmartRetirement® 2040 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	50.6%
International Equity	29.2
Fixed Income	15.1
Alternative Assets	3.1
U.S. Treasury Obligations	0.4
Short-Term Investments	1.6
JPMorgan SmartRetirement® 2045 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	54.5%
International Equity	32.1
Fixed Income	7.5
Alternative Assets	3.3
U.S. Treasury Obligations	0.4
Short-Term Investments	2.2
JPMorgan SmartRetirement® 2050 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	55.7%
International Equity	32.3
Fixed Income	6.1
Alternative Assets	3.4
U.S. Treasury Obligations	0.4
Short-Term Investments	2.1

June 30, 2022	J.P. Morgan SmartRetirement® Funds	3

JPMorgan SmartRetirement® Funds
FUND FACTS
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
JPMorgan SmartRetirement® 2055 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	55.5%
International Equity	32.4
Fixed Income	6.1
Alternative Assets	3.5
U.S. Treasury Obligations	0.4
Short-Term Investments	2.1
JPMorgan SmartRetirement® 2060 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	55.3%
International Equity	31.7
Fixed Income	6.1
Alternative Assets	3.3
U.S. Treasury Obligations	0.4
Short-Term Investments	3.2

4	J.P. Morgan SmartRetirement® Funds	June 30, 2022

J.P. Morgan SmartRetirement® Funds
FUNDS COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
INVESTMENT OBJECTIVES*
The JPMorgan SmartRetirement® Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement® Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.
HOW DID THE MARKET PERFORM?
Equity markets rallied in the second half of 2021 on the back of low interest rates, record corporate earnings and a global economic rebound. However, equity markets in 2022 rendered their worst first-half performance since 1970, amid slowing growth, rapidly rising inflation and the outbreak of military conflict in Ukraine.
By the end of June 2022, the S&P 500 had slumped into bear market territory – generally defined as a 20% or more decline since the last closing high. While bond markets largely underperformed equity markets throughout most of the twelve month period, investor demand for U.S. Treasury bonds bolstered the Bloomberg U.S. Aggregate Index in the second half of the period.
U.S. equity generated positive returns and led developed markets equity to outperform both emerging markets equity and fixed income markets during the second half of 2021. U.S. equity prices were bolstered by continued monetary and fiscal support as well as strong consumer spending and record corporate profits.
International developed markets equity also provided positive returns though the strength of the economic rebound from 2020 was tempered in some regions by the inflationary pressures, supply chain bottlenecks and mixed success in battling the pandemic. Emerging markets equity prices fell during the period, partly driven by investor concerns about the outlook for inflation and interest rates, as well increased scrutiny of large technology companies by regulators in China.
A resurgence in the pandemic, particularly the emergence of the Omicron variant of Covid-19, in late 2021 and early 2022 failed to dent the U.S. economy. However, a number of nations reinstated social restrictions and China enacted a “Zero Covid” policy that led to severe lockdowns in several large cities, including Shanghai. The result was a sharp drop in manufacturing and other economic activity across China, which further strained on global supply chains and became a drag on the economies of other emerging market nations.
The S&P 500 reached a new closing high on January 3, 2022, bolstered by record high corporate earnings, sales, cash flows, share repurchases and dividends. However, investor sentiment began to sour as accelerating inflation started to erode consumer confidence and raise expectations for an increase in benchmark interest rates by the U.S. Federal Reserve.
Russia’s invasion of Ukraine at the end of February 2022 initiated a sell-off in global financial markets that was further fueled by the highest U.S. inflation rate in more than 40 years. Equity prices recovered somewhat in March 2022 amid better-than-expected corporate earnings. However, the general trend in global financial markets was downward.
While the S&P 500 had a positive total return of 11.7% in the second half of 2021, the index plummeted in the first half of 2022 and its total return for the twelve-month period was -10.62%. Within U.S. equity markets, prices for small cap stocks declined the most, followed by large cap and mid cap stocks, and growth stocks largely underperformed value stocks.
WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?
The JPMorgan SmartRetirement Income Fund and each of the JPMorgan SmartRetirement Funds (Class I Shares or Class R5 Shares) underperformed their respective S&P Target Date Indexes (the “Benchmarks”) for the twelve months ended June 30, 2022.
In terms of manager selection, the Funds’ investments in the JPMorgan International Equity Fund and JPMorgan International Focus Fund detracted from relative performance. The Fund’s investments in the JPMorgan Value Advantage Fund and JPMorgan International Research Enhanced Equity ETF were leading contributors to relative performance.
From a strategic perspective, the Funds’ larger allocations to equities over fixed income, particularly in the longer-dated Funds, detracted from relative performance. The Funds’ diversification within fixed income, particularly their overweight allocations to emerging markets debt and U.S. high yield bonds, detracted from relative performance. Within equities, the Funds’ overweight allocations to real estate investment trusts contributed to relative performance.
From an active asset allocation perspective, the Funds’ larger allocations to U.S. large cap equity over bonds was a leading detractor from relative performance amid rising geopolitical uncertainty, inflationary pressure and risks to economic growth. The portfolio managers responded to the above factors via a diversified underweight position across equities and credit, which helped relative performance.
Strategic asset allocation involves setting long-term target allocations to various asset classes and periodically rebalancing the portfolio in accordance with those targets. Active asset

June 30, 2022	J.P. Morgan SmartRetirement® Funds	5

J.P. Morgan SmartRetirement® Funds
FUNDS COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
allocation generally involves a more active trading approach and seeks to take advantage of short-to-intermediate term investment opportunities.
HOW WAS THE PORTFOLIO POSITIONED?
The Funds invested in underlying J.P. Morgan Funds (the “underlying funds”) to implement the Funds’ portfolio managers’ asset allocation decisions. The Funds’ portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the portfolios. Relative to their respective Benchmarks, the Funds invested across a broader range of asset classes.
The Funds’ portfolio managers believed that this diversification would help manage market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, the portfolio managers sought to invest in asset classes that they believed have had historically lower correlations to the broader fixed income and equity markets. The Funds’ portfolio managers also used futures contracts to help manage cash flows and implement active asset allocations.

*
The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

6	J.P. Morgan SmartRetirement® Funds	June 30, 2022

JPMorgan SmartRetirement® Income Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge *		(16.44)%	1.70%	3.49%
Without Sales Charge		(12.51)	2.63	3.97
CLASS C SHARES	May 15, 2006
With CDSC **		(14.09)	1.99	3.43
Without CDSC		(13.09)	1.99	3.43
Class I SHARES	May 15, 2006	(12.48)	2.75	4.08
Class R2 SHARES	November 3, 2008	(12.91)	2.18	3.60
Class R3 SHARES	September 9, 2016	(12.70)	2.44	3.85
Class R4 SHARES	September 9, 2016	(12.50)	2.69	4.04
Class R5 SHARES	May 15, 2006	(12.35)	2.85	4.20
Class R6 SHARES	November 3, 2014	(12.23)	2.96	4.27

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement® Income Fund and the S&P Target Date Retirement Income Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date Retirement Income Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date Retirement Income Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date Retirement Income Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date Retirement Income Index was discontinued. As a result, performance for the S&P Target Date Retirement Income Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R5 Shares do not have a minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements,

June 30, 2022	J.P. Morgan SmartRetirement® Funds	7

JPMorgan SmartRetirement® Income Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. Morgan SmartRetirement® Funds	June 30, 2022

JPMorgan SmartRetirement® 2020 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge *		(16.51)%	2.07%	4.82%
Without Sales Charge		(12.59)	3.01	5.30
CLASS C SHARES	May 15, 2006
With CDSC **		(14.05)	2.40	4.77
Without CDSC		(13.05)	2.40	4.77
Class I SHARES	May 15, 2006	(12.47)	3.16	5.43
Class R2 SHARES	November 3, 2008	(12.86)	2.62	4.97
Class R3 SHARES	September 9, 2016	(12.65)	2.87	5.21
Class R4 SHARES	September 9, 2016	(12.44)	3.13	5.41
Class R5 SHARES	May 15, 2006	(12.27)	3.29	5.57
Class R6 SHARES	November 3, 2014	(12.22)	3.39	5.65

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement® 2020 Fund and the S&P Target Date 2020 Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2020 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2020 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2020 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2020 Index was discontinued. As a result, performance for the S&P Target Date 2020 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R5 Shares do not have a minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements,

June 30, 2022	J.P. Morgan SmartRetirement® Funds	9

JPMorgan SmartRetirement® 2020 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. Morgan SmartRetirement® Funds	June 30, 2022

JPMorgan SmartRetirement® 2025 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge *		(17.60)%	2.79%	5.73%
Without Sales Charge		(13.71)	3.74	6.22
CLASS C SHARES	July 31, 2007
With CDSC **		(15.23)	3.12	5.69
Without CDSC		(14.23)	3.12	5.69
Class I SHARES	July 31, 2007	(13.59)	3.90	6.35
Class R2 SHARES	November 3, 2008	(14.01)	3.37	5.89
Class R3 SHARES	September 9, 2016	(13.80)	3.62	6.15
Class R4 SHARES	September 9, 2016	(13.58)	3.87	6.34
Class R5 SHARES	July 31, 2007	(13.50)	4.03	6.50
Class R6 SHARES	November 3, 2014	(13.40)	4.13	6.57

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement® 2025 Fund and the S&P Target Date 2025 Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2025 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2025 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2025 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2025 Index was discontinued. As a result, performance for the S&P Target Date 2025 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	11

JPMorgan SmartRetirement® 2025 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. Morgan SmartRetirement® Funds	June 30, 2022

JPMorgan SmartRetirement® 2030 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge *		(18.45)%	3.40%	6.46%
Without Sales Charge		(14.62)	4.36	6.95
CLASS C SHARES	May 15, 2006
With CDSC **		(16.09)	3.75	6.41
Without CDSC		(15.09)	3.75	6.41
Class I SHARES	May 15, 2006	(14.48)	4.53	7.09
Class R2 SHARES	November 3, 2008	(14.92)	3.99	6.62
Class R3 SHARES	September 9, 2016	(14.66)	4.25	6.89
Class R4 SHARES	September 9, 2016	(14.51)	4.51	7.08
Class R5 SHARES	May 15, 2006	(14.32)	4.66	7.24
Class R6 SHARES	November 3, 2014	(14.28)	4.77	7.31

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement® 2030 Fund and the S&P Target Date 2030 Index from June 30, 2012 to June 30, 2022.. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2030 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2030 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2030 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2030 Index was discontinued. As a result, performance for the S&P Target Date 2030 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R5 Shares do not have a minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements,

June 30, 2022	J.P. Morgan SmartRetirement® Funds	13

JPMorgan SmartRetirement® 2030 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. Morgan SmartRetirement® Funds	June 30, 2022

JPMorgan SmartRetirement® 2035 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge *		(19.12)%	4.20%	7.20%
Without Sales Charge		(15.33)	5.16	7.70
CLASS C SHARES	July 31, 2007
With CDSC **		(16.81)	4.55	7.15
Without CDSC		(15.81)	4.55	7.15
Class I SHARES	July 31, 2007	(15.19)	5.34	7.84
Class R2 SHARES	November 3, 2008	(15.60)	4.80	7.37
Class R3 SHARES	September 9, 2016	(15.39)	5.06	7.63
Class R4 SHARES	September 9, 2016	(15.14)	5.33	7.83
Class R5 SHARES	July 31, 2007	(15.03)	5.48	7.99
Class R6 SHARES	November 3, 2014	(14.94)	5.59	8.07

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement® 2035 Fund and the S&P Target Date 2035 Index from June 30, 2012 to June 30, 2022.. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2035 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2035 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2035 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2035 Index was discontinued. As a result, performance for the S&P Target Date 2035 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	15

JPMorgan SmartRetirement® 2035 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. Morgan SmartRetirement® Funds	June 30, 2022

JPMorgan SmartRetirement® 2040 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge *		(19.60)%	4.68%	7.63%
Without Sales Charge		(15.82)	5.65	8.12
CLASS C SHARES	May 15, 2006
With CDSC **		(17.28)	5.03	7.58
Without CDSC		(16.28)	5.03	7.58
Class I SHARES	May 15, 2006	(15.69)	5.81	8.26
Class R2 SHARES	November 3, 2008	(16.09)	5.28	7.79
Class R3 SHARES	September 9, 2016	(15.91)	5.54	8.05
Class R4 SHARES	September 9, 2016	(15.68)	5.80	8.25
Class R5 SHARES	May 15, 2006	(15.57)	5.96	8.41
Class R6 SHARES	November 3, 2014	(15.48)	6.07	8.49

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement® 2040 Fund and the S&P Target Date 2040 Index from June 30, 2012 to June 30, 2022.. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2040 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2040 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2040 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2040 Index was discontinued. As a result, performance for the S&P Target Date 2040 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R5 Shares do not have a minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements,

June 30, 2022	J.P. Morgan SmartRetirement® Funds	17

JPMorgan SmartRetirement® 2040 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. Morgan SmartRetirement® Funds	June 30, 2022

JPMorgan SmartRetirement® 2045 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge *		(19.88)%	4.99%	7.80%
Without Sales Charge		(16.11)	5.97	8.30
CLASS C SHARES	July 31, 2007
With CDSC **		(17.60)	5.35	7.75
Without CDSC		(16.60)	5.35	7.75
Class I SHARES	July 31, 2007	(16.01)	6.13	8.43
Class R2 SHARES	November 3, 2008	(16.45)	5.59	7.96
Class R3 SHARES	September 9, 2016	(16.20)	5.86	8.23
Class R4 SHARES	September 9, 2016	(16.00)	6.12	8.42
Class R5 SHARES	July 31, 2007	(15.86)	6.28	8.59
Class R6 SHARES	November 3, 2014	(15.79)	6.39	8.66

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement® 2045 Fund and the S&P Target Date 2045 Index from June 30, 2012 to June 30, 2022.. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2045 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2045 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2045 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2045 Index was discontinued. As a result, performance for the S&P Target Date 2045 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R5 Shares do not have a minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements,

June 30, 2022	J.P. Morgan SmartRetirement® Funds	19

JPMorgan SmartRetirement® 2045 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. Morgan SmartRetirement® Funds	June 30, 2022

JPMorgan SmartRetirement® 2050 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge *		(20.09)%	4.95%	7.76%
Without Sales Charge		(16.32)	5.92	8.26
CLASS C SHARES	July 31, 2007
With CDSC **		(17.78)	5.31	7.72
Without CDSC		(16.78)	5.31	7.72
Class I SHARES	July 31, 2007	(16.17)	6.10	8.41
Class R2 SHARES	November 3, 2008	(16.59)	5.55	7.92
Class R3 SHARES	September 9, 2016	(16.36)	5.82	8.19
Class R4 SHARES	September 9, 2016	(16.15)	6.08	8.40
Class R5 SHARES	July 31, 2007	(16.04)	6.25	8.55
Class R6 SHARES	November 3, 2014	(15.95)	6.35	8.63

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement® 2050 Fund and the S&P Target Date 2050 Index from June 30, 2012 to June 30, 2022.. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2050 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2050 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2050 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2050 Index was discontinued. As a result, performance for the S&P Target Date 2050 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R5 Shares do not have a minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements,

June 30, 2022	J.P. Morgan SmartRetirement® Funds	21

JPMorgan SmartRetirement® 2050 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

22	J.P. Morgan SmartRetirement® Funds	June 30, 2022

JPMorgan SmartRetirement® 2055 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	January 31, 2012
With Sales Charge *		(20.02)%	4.97%	7.80%
Without Sales Charge		(16.24)	5.94	8.30
CLASS C SHARES	January 31, 2012
With CDSC **		(17.74)	5.32	7.76
Without CDSC		(16.74)	5.32	7.76
Class I SHARES	January 31, 2012	(16.10)	6.12	8.44
Class R2 SHARES	January 31, 2012	(16.53)	5.57	7.97
Class R3 SHARES	September 9, 2016	(16.31)	5.84	8.23
Class R4 SHARES	September 9, 2016	(16.12)	6.10	8.43
Class R5 SHARES	January 31, 2012	(15.97)	6.26	8.60
Class R6 SHARES	November 3, 2014	(15.88)	6.36	8.67

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual return for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement® 2055 Fund and the S&P Target Date 2055 Index from June 30, 2012 to June 30, 2022.. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2055 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2055 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2055 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2055 Index was discontinued. As a result, performance for the S&P Target Date 2055 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also,

June 30, 2022	J.P. Morgan SmartRetirement® Funds	23

JPMorgan SmartRetirement® 2055 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

24	J.P. Morgan SmartRetirement® Funds	June 30, 2022

JPMorgan SmartRetirement® 2060 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	August 31, 2016
With Sales Charge *		(20.01)%	4.98%	6.31%
Without Sales Charge		(16.24)	5.95	7.16
CLASS C SHARES	August 31, 2016
With CDSC **		(17.72)	5.33	6.53
Without CDSC		(16.72)	5.33	6.53
Class I SHARES	August 31, 2016	(16.12)	6.12	7.33
Class R2 SHARES	August 31, 2016	(16.53)	5.58	6.79
Class R3 SHARES	September 9, 2016	(16.34)	5.84	7.04
Class R4 SHARES	September 9, 2016	(16.09)	6.10	7.31
Class R5 SHARES	August 31, 2016	(16.02)	6.26	7.46
Class R6 SHARES	August 31, 2016	(15.92)	6.37	7.58

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE  (8/31/16 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on August 31, 2016.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual return for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement® 2060 Fund and the S&P Target Date 2060+ Index from August 31, 2016 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2060+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2060+ Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2060+ Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2060+ Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2060+ Index was discontinued. As a result, performance for the S&P Target Date 2060+ Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	25

JPMorgan SmartRetirement® Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 72.2%
Fixed Income — 44.1%
JPMorgan Core Bond Fund Class R6 Shares (a)	40,377	427,597
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	19,110	142,372
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	4,693	27,265
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	2,212	18,252
JPMorgan High Yield Fund Class R6 Shares (a)	11,186	68,792
Total Fixed Income		684,278
International Equity — 7.2%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	908	26,022
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	1,640	25,771
JPMorgan International Equity Fund Class R6 Shares (a)	3,788	60,302
Total International Equity		112,095
U.S. Equity — 20.9%
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	284	15,219
JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	422	7,316
JPMorgan Small Cap Value Fund Class R6 Shares (a)	299	7,503
JPMorgan U.S. Equity Fund Class R6 Shares (a)	8,334	147,103
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	5,034	147,052
Total U.S. Equity		324,193
Total Investment Companies (Cost $1,127,283)		1,120,566
Exchange-Traded Funds — 19.1%
Alternative Assets — 1.4%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	63	5,514
JPMorgan Realty Income ETF (a)	335	16,249
Total Alternative Assets		21,763
Fixed Income — 8.1%
JPMorgan High Yield Research Enhanced ETF (a)	202	8,788
JPMorgan Inflation Managed Bond ETF (a)	2,419	116,818
Total Fixed Income		125,606
INVESTMENTS	SHARES (000)	VALUE ($000)

International Equity — 7.3%
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	607	22,179
JPMorgan International Research Enhanced Equity ETF (a)	1,875	90,561
Total International Equity		112,740
U.S. Equity — 2.3%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	511	35,647
Total Exchange-Traded Funds (Cost $301,010)		295,756
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.3%
U.S. Treasury Notes 0.13%, 1/31/2023 (b)(Cost $4,685)	4,695	4,629
	SHARES (000)
Short Term Investments — 7.3%
Investment Companies — 7.3%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (c) (Cost $113,286)	113,286	113,286
Total Investments — 98.9% (Cost $1,546,264)		1,534,237
Other Assets Less Liabilities — 1.1%		17,351
NET ASSETS — 100.0%		1,551,588

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan SmartRetirement® Funds	June 30, 2022

download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
DJ US Real Estate Index	(261)	09/16/2022	USD	(9,328)	(293)
MSCI EAFE E-Mini Index	(122)	09/16/2022	USD	(11,341)	13
MSCI Emerging Markets E-Mini Index	(268)	09/16/2022	USD	(13,450)	(17)
S&P 500 E-Mini Index	(77)	09/16/2022	USD	(14,615)	277
					(20)

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	27

JPMorgan SmartRetirement® 2020 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 72.3%
Fixed Income — 44.2%
JPMorgan Core Bond Fund Class R6 Shares (a)	57,135	605,063
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	27,043	201,468
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	6,668	38,743
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	3,256	26,865
JPMorgan High Yield Fund Class R6 Shares (a)	15,898	97,771
Total Fixed Income		969,910
International Equity — 7.1%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	1,336	38,310
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	2,103	33,039
JPMorgan International Equity Fund Class R6 Shares (a)	5,299	84,355
Total International Equity		155,704
U.S. Equity — 21.0%
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	417	22,363
JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	620	10,746
JPMorgan Small Cap Value Fund Class R6 Shares (a)	438	11,022
JPMorgan U.S. Equity Fund Class R6 Shares (a)	11,880	209,681
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	7,117	207,883
Total U.S. Equity		461,695
Total Investment Companies (Cost $1,580,331)		1,587,309
Exchange-Traded Funds — 19.0%
Alternative Assets — 1.4%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	93	8,117
JPMorgan Realty Income ETF (a)	491	23,805
Total Alternative Assets		31,922
Fixed Income — 8.1%
JPMorgan High Yield Research Enhanced ETF (a)	269	11,752
JPMorgan Inflation Managed Bond ETF (a)	3,423	165,303
Total Fixed Income		177,055
INVESTMENTS	SHARES (000)	VALUE ($000)

International Equity — 7.2%
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	785	28,704
JPMorgan International Research Enhanced Equity ETF (a)	2,694	130,075
Total International Equity		158,779
U.S. Equity — 2.3%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	711	49,618
Total Exchange-Traded Funds (Cost $420,916)		417,374
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.3%
U.S. Treasury Notes 0.13%, 1/31/2023 (b)(Cost $7,036)	7,051	6,952
	SHARES (000)
Short Term Investments — 7.3%
Investment Companies — 7.3%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (c) (Cost $159,349)	159,349	159,349
Total Investments — 98.9% (Cost $2,167,632)		2,170,984
Other Assets Less Liabilities — 1.1%		24,424
NET ASSETS — 100.0%		2,195,408

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan SmartRetirement® Funds	June 30, 2022

download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
DJ US Real Estate Index	(402)	09/16/2022	USD	(14,367)	(454)
MSCI EAFE E-Mini Index	(209)	09/16/2022	USD	(19,428)	51
MSCI Emerging Markets E-Mini Index	(348)	09/16/2022	USD	(17,464)	(21)
S&P 500 E-Mini Index	(120)	09/16/2022	USD	(22,776)	478
					54

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	29

JPMorgan SmartRetirement® 2025 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 76.7%
Fixed Income — 43.1%
JPMorgan Core Bond Fund Class R6 Shares (a)	98,142	1,039,321
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	46,449	346,045
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	14,423	83,795
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	5,030	41,500
JPMorgan High Yield Fund Class R6 Shares (a)	30,122	185,250
Total Fixed Income		1,695,911
International Equity — 7.0%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	46	1,320
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	4,837	75,992
JPMorgan International Equity Fund Class R6 Shares (a)	12,259	195,166
Total International Equity		272,478
U.S. Equity — 26.6%
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	916	49,103
JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	1,360	23,593
JPMorgan Small Cap Value Fund Class R6 Shares (a)	963	24,201
JPMorgan U.S. Equity Fund Class R6 Shares (a)	26,856	474,006
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	16,281	475,566
Total U.S. Equity		1,046,469
Total Investment Companies (Cost $3,091,983)		3,014,858
Exchange-Traded Funds — 18.0%
Alternative Assets — 1.8%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	201	17,686
JPMorgan Realty Income ETF (a)	1,072	51,935
Total Alternative Assets		69,621
Fixed Income — 4.2%
JPMorgan High Yield Research Enhanced ETF (a)	289	12,595
JPMorgan Inflation Managed Bond ETF (a)	3,190	154,057
Total Fixed Income		166,652
International Equity — 9.1%
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	1,963	71,764
JPMorgan International Research Enhanced Equity ETF (a)	5,944	287,060
Total International Equity		358,824
INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — 2.9%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,642	114,588
Total Exchange-Traded Funds (Cost $729,594)		709,685
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.2%
U.S. Treasury Notes 0.13%, 1/31/2023 (b)(Cost $8,521)	8,539	8,419
	SHARES (000)
Short Term Investments — 3.8%
Investment Companies — 3.8%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (c) (Cost $148,036)	148,036	148,036
Total Investments — 98.7% (Cost $3,978,134)		3,880,998
Other Assets Less Liabilities — 1.3%		51,428
NET ASSETS — 100.0%		3,932,426

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan SmartRetirement® Funds	June 30, 2022

Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI Emerging Markets E-Mini Index	1,190	09/16/2022	USD	59,720	560
Short Contracts
DJ US Real Estate Index	(306)	09/16/2022	USD	(10,936)	(389)
MSCI EAFE E-Mini Index	(366)	09/16/2022	USD	(34,022)	67
S&P 500 E-Mini Index	(153)	09/16/2022	USD	(29,039)	800
					478
					1,038

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	31

JPMorgan SmartRetirement® 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 77.3%
Fixed Income — 34.6%
JPMorgan Core Bond Fund Class R6 Shares (a)	101,570	1,075,630
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	48,070	358,123
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	12,363	71,825
JPMorgan High Yield Fund Class R6 Shares (a)	33,547	206,313
Total Fixed Income		1,711,891
International Equity — 9.3%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	1,017	29,145
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	7,805	122,623
JPMorgan International Equity Fund Class R6 Shares (a)	19,415	309,091
Total International Equity		460,859
U.S. Equity — 33.4%
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	1,452	77,874
JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	2,160	37,464
JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,529	38,431
JPMorgan U.S. Equity Fund Class R6 Shares (a)	42,152	743,979
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	25,990	759,163
Total U.S. Equity		1,656,911
Total Investment Companies (Cost $3,858,132)		3,829,661
Exchange-Traded Funds — 18.4%
Alternative Assets — 2.2%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	323	28,337
JPMorgan Realty Income ETF (a)	1,719	83,316
Total Alternative Assets		111,653
Fixed Income — 0.8%
JPMorgan High Yield Research Enhanced ETF (a)	235	10,223
JPMorgan Inflation Managed Bond ETF (a)	651	31,441
Total Fixed Income		41,664
International Equity — 11.7%
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	3,118	113,953
JPMorgan International Research Enhanced Equity ETF (a)	9,611	464,182
Total International Equity		578,135
INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — 3.7%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	2,605	181,844
Total Exchange-Traded Funds (Cost $951,475)		913,296
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.2%
U.S. Treasury Notes 0.13%, 1/31/2023 (b)(Cost $10,320)	10,342	10,197
	SHARES (000)
Short Term Investments — 2.7%
Investment Companies — 2.7%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (c) (Cost $136,133)	136,133	136,133
Total Investments — 98.6% (Cost $4,956,060)		4,889,287
Other Assets Less Liabilities — 1.4%		67,992
NET ASSETS — 100.0%		4,957,279

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan SmartRetirement® Funds	June 30, 2022

Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI Emerging Markets E-Mini Index	1,480	09/16/2022	USD	74,274	696
Short Contracts
DJ US Real Estate Index	(303)	09/16/2022	USD	(10,829)	(385)
MSCI EAFE E-Mini Index	(495)	09/16/2022	USD	(46,013)	108
S&P 500 E-Mini Index	(150)	09/16/2022	USD	(28,470)	740
					463
					1,159

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	33

JPMorgan SmartRetirement® 2035 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 76.5%
Fixed Income — 22.4%
JPMorgan Core Bond Fund Class R6 Shares (a)	19,284	204,221
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	82,133	611,890
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	5,103	29,646
JPMorgan High Yield Fund Class R6 Shares (a)	13,480	82,904
Total Fixed Income		928,661
International Equity — 11.6%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	1,587	45,510
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	8,008	125,802
JPMorgan International Equity Fund Class R6 Shares (a)	19,481	310,131
Total International Equity		481,443
U.S. Equity — 42.5%
JPMorgan Growth Advantage Fund Class R6 Shares * (a)	16,994	422,819
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	726	38,901
JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	1,080	18,730
JPMorgan Small Cap Value Fund Class R6 Shares (a)	764	19,214
JPMorgan U.S. Equity Fund Class R6 Shares (a)	23,646	417,356
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	14,305	417,854
JPMorgan Value Advantage Fund Class R6 Shares (a)	11,653	423,218
Total U.S. Equity		1,758,092
Total Investment Companies (Cost $2,983,309)		3,168,196
Exchange-Traded Funds — 19.4%
Alternative Assets — 2.8%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	321	28,172
JPMorgan Realty Income ETF (a)	1,836	88,973
Total Alternative Assets		117,145
Fixed Income — 0.7%
JPMorgan High Yield Research Enhanced ETF (a)	663	28,932
INVESTMENTS	SHARES (000)	VALUE ($000)

International Equity — 13.6%
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	2,932	107,171
JPMorgan International Research Enhanced Equity ETF (a)	9,459	456,793
Total International Equity		563,964
U.S. Equity — 2.3%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,347	94,023
Total Exchange-Traded Funds (Cost $872,703)		804,064
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.4%
U.S. Treasury Notes 0.13%, 1/31/2023 (b)(Cost $15,529)	15,607	15,387
	SHARES (000)
Short Term Investments — 2.9%
Investment Companies — 2.9%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (c) (Cost $120,992)	120,992	120,992
Total Investments — 99.2% (Cost $3,992,533)		4,108,639
Other Assets Less Liabilities — 0.8%		32,860
NET ASSETS — 100.0%		4,141,499

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan SmartRetirement® Funds	June 30, 2022

download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI Emerging Markets E-Mini Index	1,293	09/16/2022	USD	64,889	608
Short Contracts
DJ US Real Estate Index	(390)	09/16/2022	USD	(13,939)	(496)
MSCI EAFE E-Mini Index	(369)	09/16/2022	USD	(34,300)	103
S&P 500 E-Mini Index	(170)	09/16/2022	USD	(32,266)	859
					466
					1,074

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	35

JPMorgan SmartRetirement® 2040 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 75.7%
Fixed Income — 14.6%
JPMorgan Core Bond Fund Class R6 Shares (a)	11,787	124,830
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	50,202	374,008
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	6,514	37,845
JPMorgan High Yield Fund Class R6 Shares (a)	11,521	70,851
Total Fixed Income		607,534
International Equity — 13.4%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	2,222	63,695
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	9,191	144,382
JPMorgan International Equity Fund Class R6 Shares (a)	21,967	349,719
Total International Equity		557,796
U.S. Equity — 47.7%
JPMorgan Growth Advantage Fund Class R6 Shares * (a)	19,514	485,506
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	833	44,662
JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	1,240	21,497
JPMorgan Small Cap Value Fund Class R6 Shares (a)	877	22,054
JPMorgan U.S. Equity Fund Class R6 Shares (a)	25,877	456,720
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	16,380	478,465
JPMorgan Value Advantage Fund Class R6 Shares (a)	13,302	483,144
Total U.S. Equity		1,992,048
Total Investment Companies (Cost $2,844,217)		3,157,378
Exchange-Traded Funds — 21.7%
Alternative Assets — 3.1%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	371	32,589
JPMorgan Realty Income ETF (a)	1,980	95,947
Total Alternative Assets		128,536
Fixed Income — 0.4%
JPMorgan High Yield Research Enhanced ETF (a)	406	17,702
INVESTMENTS	SHARES (000)	VALUE ($000)

International Equity — 15.7%
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	3,571	130,527
JPMorgan International Research Enhanced Equity ETF (a)	10,865	524,702
Total International Equity		655,229
U.S. Equity — 2.5%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,513	105,614
Total Exchange-Traded Funds (Cost $980,651)		907,081
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.4%
U.S. Treasury Notes 0.13%, 1/31/2023 (b)(Cost $15,236)	15,301	15,086
	SHARES (000)
Short Term Investments — 1.6%
Investment Companies — 1.6%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (c) (Cost $66,519)	66,519	66,519
Total Investments — 99.4% (Cost $3,906,623)		4,146,064
Other Assets Less Liabilities — 0.6%		25,495
NET ASSETS — 100.0%		4,171,559

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan SmartRetirement® Funds	June 30, 2022

download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI Emerging Markets E-Mini Index	949	09/16/2022	USD	47,626	446
Short Contracts
DJ US Real Estate Index	(505)	09/16/2022	USD	(18,049)	(692)
MSCI EAFE E-Mini Index	(415)	09/16/2022	USD	(38,576)	156
S&P 500 E-Mini Index	(176)	09/16/2022	USD	(33,405)	920
					384
					830

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	37

JPMorgan SmartRetirement® 2045 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 73.4%
Fixed Income — 7.0%
JPMorgan Core Bond Fund Class R6 Shares (a)	4,393	46,524
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	18,712	139,406
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	2,364	13,732
JPMorgan High Yield Fund Class R6 Shares (a)	2,701	16,614
Total Fixed Income		216,276
International Equity — 14.9%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	1,997	57,251
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	7,522	118,168
JPMorgan International Equity Fund Class R6 Shares (a)	18,101	288,166
Total International Equity		463,585
U.S. Equity — 51.5%
JPMorgan Growth Advantage Fund Class R6 Shares * (a)	15,810	393,351
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	673	36,118
JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	1,002	17,367
JPMorgan Small Cap Value Fund Class R6 Shares (a)	709	17,816
JPMorgan U.S. Equity Fund Class R6 Shares (a)	20,902	368,928
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	12,940	377,993
JPMorgan Value Advantage Fund Class R6 Shares (a)	10,724	389,483
Total U.S. Equity		1,601,056
Total Investment Companies (Cost $2,104,307)		2,280,917
Exchange-Traded Funds — 23.6%
Alternative Assets — 3.3%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	299	26,224
JPMorgan Realty Income ETF (a)	1,594	77,251
Total Alternative Assets		103,475
Fixed Income — 0.5%
JPMorgan High Yield Research Enhanced ETF (a)	381	16,618
INVESTMENTS	SHARES (000)	VALUE ($000)

International Equity — 17.0%
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	2,887	105,515
JPMorgan International Research Enhanced Equity ETF (a)	8,773	423,671
Total International Equity		529,186
U.S. Equity — 2.8%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,220	85,138
Total Exchange-Traded Funds (Cost $798,188)		734,417
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.4%
U.S. Treasury Notes 0.13%, 1/31/2023 (b)(Cost $12,041)	12,099	11,929
	SHARES (000)
Short Term Investments — 2.2%
Investment Companies — 2.2%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (c) (Cost $67,003)	67,003	67,003
Total Investments — 99.6% (Cost $2,981,539)		3,094,266
Other Assets Less Liabilities — 0.4%		12,337
NET ASSETS — 100.0%		3,106,603

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan SmartRetirement® Funds	June 30, 2022

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI Emerging Markets E-Mini Index	655	09/16/2022	USD	32,871	308
Short Contracts
DJ US Real Estate Index	(339)	09/16/2022	USD	(12,116)	(464)
MSCI EAFE E-Mini Index	(313)	09/16/2022	USD	(29,095)	117
S&P 500 E-Mini Index	(63)	09/16/2022	USD	(11,957)	330
					(17)
					291

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	39

JPMorgan SmartRetirement® 2050 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 73.3%
Fixed Income — 5.6%
JPMorgan Core Bond Fund Class R6 Shares (a)	3,273	34,660
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	13,940	103,856
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,730	10,050
JPMorgan High Yield Fund Class R6 Shares (a)	2,032	12,498
Total Fixed Income		161,064
International Equity — 15.0%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	1,900	54,463
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	7,014	110,185
JPMorgan International Equity Fund Class R6 Shares (a)	16,603	264,322
Total International Equity		428,970
U.S. Equity — 52.7%
JPMorgan Growth Advantage Fund Class R6 Shares * (a)	14,849	369,440
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	629	33,757
JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	937	16,247
JPMorgan Small Cap Value Fund Class R6 Shares (a)	663	16,667
JPMorgan U.S. Equity Fund Class R6 Shares (a)	19,366	341,807
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	12,363	361,142
JPMorgan Value Advantage Fund Class R6 Shares (a)	10,045	364,822
Total U.S. Equity		1,503,882
Total Investment Companies (Cost $1,946,887)		2,093,916
Exchange-Traded Funds — 23.8%
Alternative Assets — 3.4%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	279	24,493
JPMorgan Realty Income ETF (a)	1,488	72,115
Total Alternative Assets		96,608
Fixed Income — 0.4%
JPMorgan High Yield Research Enhanced ETF (a)	287	12,510
INVESTMENTS	SHARES (000)	VALUE ($000)

International Equity — 17.2%
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	2,563	93,678
JPMorgan International Research Enhanced Equity ETF (a)	8,218	396,904
Total International Equity		490,582
U.S. Equity — 2.8%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,154	80,506
Total Exchange-Traded Funds (Cost $738,313)		680,206
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.4%
U.S. Treasury Notes 0.13%, 1/31/2023 (b)(Cost $11,302)	11,350	11,189
	SHARES (000)
Short Term Investments — 2.1%
Investment Companies — 2.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (c) (Cost $59,418)	59,418	59,418
Total Investments — 99.6% (Cost $2,755,920)		2,844,729
Other Assets Less Liabilities — 0.4%		10,751
NET ASSETS — 100.0%		2,855,480

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan SmartRetirement® Funds	June 30, 2022

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI Emerging Markets E-Mini Index	692	09/16/2022	USD	34,728	325
Short Contracts
DJ US Real Estate Index	(312)	09/16/2022	USD	(11,151)	(428)
MSCI EAFE E-Mini Index	(274)	09/16/2022	USD	(25,470)	103
S&P 500 E-Mini Index	(77)	09/16/2022	USD	(14,615)	403
					78
					403

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	41

JPMorgan SmartRetirement® 2055 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 73.4%
Fixed Income — 5.6%
JPMorgan Core Bond Fund Class R6 Shares (a)	1,844	19,531
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	7,855	58,524
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	961	5,581
JPMorgan High Yield Fund Class R6 Shares (a)	1,129	6,941
Total Fixed Income		90,577
International Equity — 15.2%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	1,055	30,244
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	4,060	63,793
JPMorgan International Equity Fund Class R6 Shares (a)	9,404	149,713
Total International Equity		243,750
U.S. Equity — 52.6%
JPMorgan Growth Advantage Fund Class R6 Shares * (a)	8,327	207,166
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	350	18,747
JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	520	9,022
JPMorgan Small Cap Value Fund Class R6 Shares (a)	368	9,256
JPMorgan U.S. Equity Fund Class R6 Shares (a)	11,360	200,503
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	6,753	197,253
JPMorgan Value Advantage Fund Class R6 Shares (a)	5,603	203,508
Total U.S. Equity		845,455
Total Investment Companies (Cost $1,160,219)		1,179,782
Exchange-Traded Funds — 23.9%
Alternative Assets — 3.5%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	191	16,803
JPMorgan Realty Income ETF (a)	827	40,051
Total Alternative Assets		56,854
Fixed Income — 0.4%
JPMorgan High Yield Research Enhanced ETF (a)	159	6,948
INVESTMENTS	SHARES (000)	VALUE ($000)

International Equity — 17.2%
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	1,499	54,784
JPMorgan International Research Enhanced Equity ETF (a)	4,575	220,933
Total International Equity		275,717
U.S. Equity — 2.8%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	643	44,872
Total Exchange-Traded Funds (Cost $416,352)		384,391
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.4%
U.S. Treasury Notes 0.13%, 1/31/2023 (b)(Cost $6,830)	6,864	6,767
	SHARES (000)
Short Term Investments — 2.1%
Investment Companies — 2.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (c) (Cost $33,384)	33,384	33,384
Total Investments — 99.8% (Cost $1,616,785)		1,604,324
Other Assets Less Liabilities — 0.2%		2,523
NET ASSETS — 100.0%		1,606,847

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for
SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. Morgan SmartRetirement® Funds	June 30, 2022

download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI Emerging Markets E-Mini Index	365	09/16/2022	USD	18,318	172
Short Contracts
DJ US Real Estate Index	(250)	09/16/2022	USD	(8,935)	(335)
MSCI EAFE E-Mini Index	(138)	09/16/2022	USD	(12,828)	52
S&P 500 E-Mini Index	(31)	09/16/2022	USD	(5,884)	162
					(121)
					51

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	43

JPMorgan SmartRetirement® 2060 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 72.9%
Fixed Income — 5.6%
JPMorgan Core Bond Fund Class R6 Shares (a)	538	5,698
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	2,281	16,992
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	263	1,528
JPMorgan High Yield Fund Class R6 Shares (a)	309	1,899
Total Fixed Income		26,117
International Equity — 14.7%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	289	8,277
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	1,152	18,100
JPMorgan International Equity Fund Class R6 Shares (a)	2,614	41,614
Total International Equity		67,991
U.S. Equity — 52.6%
JPMorgan Growth Advantage Fund Class R6 Shares * (a)	2,363	58,802
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	109	5,846
JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	142	2,469
JPMorgan Small Cap Value Fund Class R6 Shares (a)	101	2,533
JPMorgan U.S. Equity Fund Class R6 Shares (a)	3,244	57,252
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	1,939	56,646
JPMorgan Value Advantage Fund Class R6 Shares (a)	1,642	59,616
Total U.S. Equity		243,164
Total Investment Companies (Cost $362,107)		337,272
Exchange-Traded Funds — 23.4%
Alternative Assets — 3.4%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	51	4,463
JPMorgan Realty Income ETF (a)	226	10,970
Total Alternative Assets		15,433
Fixed Income — 0.4%
JPMorgan High Yield Research Enhanced ETF (a)	44	1,901
INVESTMENTS	SHARES (000)	VALUE ($000)

International Equity — 16.9%
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	410	14,991
JPMorgan International Research Enhanced Equity ETF (a)	1,310	63,270
Total International Equity		78,261
U.S. Equity — 2.7%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	179	12,502
Total Exchange-Traded Funds (Cost $119,723)		108,097
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.4%
U.S. Treasury Notes 0.13%, 1/31/2023 (b)(Cost $1,855)	1,864	1,838
	SHARES (000)
Short Term Investments — 3.2%
Investment Companies — 3.2%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (c) (Cost $14,780)	14,780	14,780
Total Investments — 99.9% (Cost $498,465)		461,987
Other Assets Less Liabilities — 0.1%		538
NET ASSETS — 100.0%		462,525

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for
SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. Morgan SmartRetirement® Funds	June 30, 2022

download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI Emerging Markets E-Mini Index	121	09/16/2022	USD	6,072	57
Short Contracts
DJ US Real Estate Index	(50)	09/16/2022	USD	(1,787)	(67)
MSCI EAFE E-Mini Index	(26)	09/16/2022	USD	(2,417)	10
S&P 500 E-Mini Index	(10)	09/16/2022	USD	(1,898)	52
					(5)
					52

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	45

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2022
(Amounts in thousands, except per share amounts)

	JPMorgan SmartRetirement® Income Fund	JPMorgan SmartRetirement® 2020 Fund	JPMorgan SmartRetirement® 2025 Fund
ASSETS:
Investments in non-affiliates, at value	$4,629	$6,952	$8,419
Investments in affiliates, at value	1,529,608	2,164,032	3,872,579
Cash	73	96	97
Receivables:
Investment securities sold	18,377	26,033	53,381
Fund shares sold	344	817	1,620
Interest from non-affiliates	2	4	4
Dividends from affiliates	4	6	6
Variation margin on futures contracts	199	302	106
Due from adviser	29	34	35
Total Assets	1,553,265	2,198,276	3,936,247
LIABILITIES:
Payables:
Fund shares redeemed	1,394	2,459	3,151
Accrued liabilities:
Distribution fees	115	144	229
Service fees	83	160	281
Custodian and accounting fees	9	14	23
Trustees’ and Chief Compliance Officer’s fees	—	—	—(a)
Other	76	91	137
Total Liabilities	1,677	2,868	3,821
Net Assets	$1,551,588	$2,195,408	$3,932,426

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan SmartRetirement® Funds	June 30, 2022

	JPMorgan SmartRetirement® Income Fund	JPMorgan SmartRetirement® 2020 Fund	JPMorgan SmartRetirement® 2025 Fund
NET ASSETS:
Paid-in-Capital	$1,557,187	$2,182,234	$3,914,104
Total distributable earnings (loss)	(5,599)	13,174	18,322
Total Net Assets:	$1,551,588	$2,195,408	$3,932,426
Net Assets:
Class A	$405,590	$441,919	$722,117
Class C	6,689	9,079	19,094
Class I	91,551	154,572	232,343
Class R2	52,294	89,945	134,496
Class R3	9,961	25,428	23,213
Class R4	3,635	4,551	7,229
Class R5	382,540	648,747	1,077,778
Class R6	599,328	821,167	1,716,156
Total	$1,551,588	$2,195,408	$3,932,426
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	28,628	30,103	46,535
Class C	476	624	1,240
Class I	6,441	10,470	14,909
Class R2	3,709	6,161	8,723
Class R3	707	1,743	1,504
Class R4	256	309	465
Class R5	26,836	43,845	69,029
Class R6	42,039	55,456	109,839
Net Asset Value (a):
Class A — Redemption price per share	$14.17	$14.68	$15.52
Class C — Offering price per share (b)	14.06	14.56	15.40
Class I — Offering and redemption price per share	14.21	14.76	15.58
Class R2 — Offering and redemption price per share	14.10	14.60	15.42
Class R3 — Offering and redemption price per share	14.08	14.59	15.44
Class R4 — Offering and redemption price per share	14.19	14.73	15.54
Class R5 — Offering and redemption price per share	14.25	14.80	15.61
Class R6 — Offering and redemption price per share	14.26	14.81	15.62
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$14.84	$15.37	$16.25
Cost of investments in non-affiliates	$4,685	$7,036	$8,521
Cost of investments in affiliates	1,541,579	2,160,596	3,969,613

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	47

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2022 (continued)
(Amounts in thousands, except per share amounts)

	JPMorgan SmartRetirement® 2030 Fund	JPMorgan SmartRetirement® 2035 Fund	JPMorgan SmartRetirement® 2040 Fund
ASSETS:
Investments in non-affiliates, at value	$10,197	$15,387	$15,086
Investments in affiliates, at value	4,879,090	4,093,252	4,130,978
Cash	110	81	52
Foreign currency, at value	—	68	80
Receivables:
Investment securities sold	70,845	36,515	26,797
Fund shares sold	2,091	2,271	2,613
Interest from non-affiliates	5	8	8
Dividends from affiliates	5	5	2
Variation margin on futures contracts	96	116	208
Due from adviser	40	37	48
Total Assets	4,962,479	4,147,740	4,175,872
LIABILITIES:
Payables:
Fund shares redeemed	4,397	5,562	3,647
Accrued liabilities:
Distribution fees	293	236	229
Service fees	374	286	307
Custodian and accounting fees	28	21	21
Trustees’ and Chief Compliance Officer’s fees	—(a)	—	—
Other	108	136	109
Total Liabilities	5,200	6,241	4,313
Net Assets	$4,957,279	$4,141,499	$4,171,559

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan SmartRetirement® Funds	June 30, 2022

	JPMorgan SmartRetirement® 2030 Fund	JPMorgan SmartRetirement® 2035 Fund	JPMorgan SmartRetirement® 2040 Fund
NET ASSETS:
Paid-in-Capital	$4,828,001	$3,827,149	$3,682,279
Total distributable earnings (loss)	129,278	314,350	489,280
Total Net Assets:	$4,957,279	$4,141,499	$4,171,559
Net Assets:
Class A	$866,979	$710,149	$677,060
Class C	16,382	10,174	11,955
Class I	311,120	211,579	267,740
Class R2	200,990	167,191	153,273
Class R3	56,115	30,308	51,430
Class R4	12,839	8,959	7,965
Class R5	1,463,012	1,087,075	1,254,341
Class R6	2,029,842	1,916,064	1,747,795
Total	$4,957,279	$4,141,499	$4,171,559
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	51,823	41,405	36,707
Class C	995	603	666
Class I	18,511	12,235	14,438
Class R2	12,095	9,806	8,395
Class R3	3,371	1,778	2,803
Class R4	766	519	430
Class R5	86,683	62,768	67,359
Class R6	120,248	110,581	93,823
Net Asset Value (a):
Class A — Redemption price per share	$16.73	$17.15	$18.45
Class C — Offering price per share (b)	16.47	16.88	17.95
Class I — Offering and redemption price per share	16.81	17.29	18.54
Class R2 — Offering and redemption price per share	16.62	17.05	18.26
Class R3 — Offering and redemption price per share	16.65	17.05	18.35
Class R4 — Offering and redemption price per share	16.77	17.26	18.50
Class R5 — Offering and redemption price per share	16.88	17.32	18.62
Class R6 — Offering and redemption price per share	16.88	17.33	18.63
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$17.52	$17.96	$19.32
Cost of investments in non-affiliates	$10,320	$15,529	$15,236
Cost of investments in affiliates	4,945,740	3,977,004	3,891,387
Cost of foreign currency	—	68	80

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	49

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2022 (continued)
(Amounts in thousands, except per share amounts)

	JPMorgan SmartRetirement® 2045 Fund	JPMorgan SmartRetirement® 2050 Fund	JPMorgan SmartRetirement® 2055 Fund	JPMorgan SmartRetirement® 2060 Fund
ASSETS:
Investments in non-affiliates, at value	$11,929	$11,189	$6,767	$1,838
Investments in affiliates, at value	3,082,337	2,833,540	1,597,557	460,149
Cash	43	43	23	8
Foreign currency, at value	67	61	34	9
Receivables:
Due from custodian	—	—	—	1,324
Investment securities sold	14,089	10,796	4,865	—
Fund shares sold	2,615	2,666	1,571	1,038
Interest from non-affiliates	6	6	4	1
Dividends from affiliates	3	2	1	—(a)
Variation margin on futures contracts	78	72	28	1
Due from adviser	39	42	38	46
Total Assets	3,111,206	2,858,417	1,610,888	464,414
LIABILITIES:
Payables:
Investment securities purchased	—	—	—	1,324
Fund shares redeemed	4,074	2,429	3,758	455
Accrued liabilities:
Distribution fees	172	145	92	17
Service fees	215	214	114	22
Custodian and accounting fees	15	14	7	2
Trustees’ and Chief Compliance Officer’s fees	—	—	—	—(a)
Other	127	135	70	69
Total Liabilities	4,603	2,937	4,041	1,889
Net Assets	$3,106,603	$2,855,480	$1,606,847	$462,525

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan SmartRetirement® Funds	June 30, 2022

	JPMorgan SmartRetirement® 2045 Fund	JPMorgan SmartRetirement® 2050 Fund	JPMorgan SmartRetirement® 2055 Fund	JPMorgan SmartRetirement® 2060 Fund
NET ASSETS:
Paid-in-Capital	$2,780,178	$2,580,146	$1,518,148	$483,114
Total distributable earnings (loss)	326,425	275,334	88,699	(20,589)
Total Net Assets:	$3,106,603	$2,855,480	$1,606,847	$462,525
Net Assets:
Class A	$521,553	$410,646	$229,868	$39,896
Class C	6,283	7,296	5,304	1,873
Class I	161,938	197,122	97,551	28,164
Class R2	119,432	111,445	85,684	9,499
Class R3	21,019	24,905	10,367	7,162
Class R4	5,215	6,998	2,315	407
Class R5	845,697	956,841	472,573	115,172
Class R6	1,425,466	1,140,227	703,185	260,352
Total	$3,106,603	$2,855,480	$1,606,847	$462,525
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	28,429	22,257	10,389	2,201
Class C	350	405	244	105
Class I	8,771	10,614	4,392	1,548
Class R2	6,576	6,104	3,902	527
Class R3	1,152	1,358	470	396
Class R4	283	378	104	22
Class R5	45,693	51,363	21,234	6,327
Class R6	77,003	61,146	31,564	14,270
Net Asset Value (a):
Class A — Redemption price per share	$18.35	$18.45	$22.13	$18.13
Class C — Offering price per share (b)	17.93	18.00	21.73	17.87
Class I — Offering and redemption price per share	18.46	18.57	22.21	18.19
Class R2 — Offering and redemption price per share	18.16	18.25	21.96	18.02
Class R3 — Offering and redemption price per share	18.25	18.35	22.03	18.11
Class R4 — Offering and redemption price per share	18.42	18.54	22.19	18.19
Class R5 — Offering and redemption price per share	18.51	18.63	22.26	18.20
Class R6 — Offering and redemption price per share	18.51	18.65	22.28	18.24
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$19.21	$19.32	$23.17	$18.98
Cost of investments in non-affiliates	$12,041	$11,302	$6,830	$1,855
Cost of investments in affiliates	2,969,498	2,744,618	1,609,955	496,610
Cost of foreign currency	67	61	34	9

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	51

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2022
(Amounts in thousands)

	JPMorgan SmartRetirement® Income Fund	JPMorgan SmartRetirement® 2020 Fund	JPMorgan SmartRetirement® 2025 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$17	$26	$51
Dividend income from non-affiliates	1	2	9
Dividend income from affiliates	41,634	66,989	105,720
Total investment income	41,652	67,017	105,780
EXPENSES:
Distribution fees:
Class A	1,275	1,490	2,418
Class C	71	97	183
Class R2	327	571	836
Class R3	35	79	73
Service fees:
Class A	1,275	1,490	2,418
Class C	24	32	61
Class I	292	533	730
Class R2	163	285	418
Class R3	35	79	73
Class R4	11	18	32
Class R5	465	875	1,335
Custodian and accounting fees	50	80	130
Interest expense to affiliates	—	2	—(a)
Professional fees	51	59	72
Trustees’ and Chief Compliance Officer’s fees	31	34	40
Printing and mailing costs	31	41	58
Registration and filing fees	116	128	118
Transfer agency fees (See Note 2.G)	117	101	128
Other	72	99	163
Total expenses	4,441	6,093	9,286
Less fees waived	(979)	(710)	(816)
Less expense reimbursements	(323)	(392)	(488)
Net expenses	3,139	4,991	7,982
Net investment income (loss)	38,513	62,026	97,798

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan SmartRetirement® Funds	June 30, 2022

	JPMorgan SmartRetirement® Income Fund	JPMorgan SmartRetirement® 2020 Fund	JPMorgan SmartRetirement® 2025 Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(53)	$(84)	$(369)
Investments in affiliates	11,964	27,113	114,809
Futures contracts	(14,736)	(23,564)	(57,632)
Foreign currency transactions	(40)	(153)	(263)
Net realized gain (loss)	(2,865)	3,312	56,545
Distribution of capital gains received from investment company affiliates	36,946	62,593	136,172
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(58)	(86)	(107)
Investments in affiliates	(295,599)	(462,787)	(924,787)
Futures contracts	1,023	1,759	6,422
Foreign currency translations	10	68	133
Change in net unrealized appreciation/depreciation	(294,624)	(461,046)	(918,339)
Net realized/unrealized gains (losses)	(260,543)	(395,141)	(725,622)
Change in net assets resulting from operations	$(222,030)	$(333,115)	$(627,824)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	53

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2022 (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® 2030 Fund	JPMorgan SmartRetirement® 2035 Fund	JPMorgan SmartRetirement® 2040 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$59	$67	$65
Dividend income from non-affiliates	14	208	248
Dividend income from affiliates	124,229	97,833	93,766
Total investment income	124,302	98,108	94,079
EXPENSES:
Distribution fees:
Class A	2,829	2,352	2,229
Class C	154	97	113
Class R2	1,198	992	907
Class R3	166	96	149
Service fees:
Class A	2,829	2,352	2,229
Class C	51	32	38
Class I	986	659	843
Class R2	599	496	453
Class R3	166	96	149
Class R4	47	40	31
Class R5	1,764	1,308	1,511
Custodian and accounting fees	159	133	135
Interest expense to affiliates	—	—(a)	—
Professional fees	80	73	74
Trustees’ and Chief Compliance Officer’s fees	43	40	40
Printing and mailing costs	65	60	64
Registration and filing fees	120	127	136
Transfer agency fees (See Note 2.G)	149	130	136
Other	176	159	166
Total expenses	11,581	9,242	9,403
Less fees waived	(952)	(794)	(764)
Less expense reimbursements	(557)	(514)	(533)
Net expenses	10,072	7,934	8,106
Net investment income (loss)	114,230	90,174	85,973

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan SmartRetirement® Funds	June 30, 2022

	JPMorgan SmartRetirement® 2030 Fund	JPMorgan SmartRetirement® 2035 Fund	JPMorgan SmartRetirement® 2040 Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(506)	$(9,894)	$(11,708)
Investments in affiliates	175,440	95,792	136,396
Futures contracts	(66,200)	(36,126)	(31,976)
Foreign currency transactions	(293)	(1,908)	(2,177)
Net realized gain (loss)	108,441	47,864	90,535
Distribution of capital gains received from investment company affiliates	206,944	267,700	301,741
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(129)	(147)	(155)
Investments in affiliates	(1,280,035)	(1,149,767)	(1,257,933)
Futures contracts	8,016	8,486	8,199
Foreign currency translations	127	126	123
Change in net unrealized appreciation/depreciation	(1,272,021)	(1,141,302)	(1,249,766)
Net realized/unrealized gains (losses)	(956,636)	(825,738)	(857,490)
Change in net assets resulting from operations	$(842,406)	$(735,564)	$(771,517)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	55

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2022 (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® 2045 Fund	JPMorgan SmartRetirement® 2050 Fund	JPMorgan SmartRetirement® 2055 Fund	JPMorgan SmartRetirement® 2060 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$50	$45	$27	$7
Dividend income from non-affiliates	205	190	104	27
Dividend income from affiliates	64,821	58,956	32,022	7,992
Total investment income	65,076	59,191	32,153	8,026
EXPENSES:
Distribution fees:
Class A	1,725	1,358	768	114
Class C	66	69	48	18
Class R2	734	658	498	71
Class R3	62	72	30	18
Service fees:
Class A	1,725	1,358	768	114
Class C	22	23	16	6
Class I	500	627	281	72
Class R2	367	329	249	—
Class R3	62	72	30	18
Class R4	21	22	7	2
Class R5	1,014	1,127	536	105
Custodian and accounting fees	101	93	53	25
Interest expense to affiliates	—	—(a)	—	—(a)
Professional fees	65	63	52	42
Trustees’ and Chief Compliance Officer’s fees	36	35	31	26
Printing and mailing costs	61	67	58	76
Registration and filing fees	120	137	129	120
Transfer agency fees (See Note 2.G)	110	99	66	33
Other	133	158	115	53
Total expenses	6,924	6,367	3,735	913
Less fees waived	(592)	(474)	(291)	(53)
Less expense reimbursements	(455)	(465)	(375)	(325)
Net expenses	5,877	5,428	3,069	535
Net investment income (loss)	59,199	53,763	29,084	7,491

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan SmartRetirement® Funds	June 30, 2022

	JPMorgan SmartRetirement® 2045 Fund	JPMorgan SmartRetirement® 2050 Fund	JPMorgan SmartRetirement® 2055 Fund	JPMorgan SmartRetirement® 2060 Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(9,709)	$(8,969)	$(4,923)	$(1,281)
Investments in affiliates	112,312	102,817	39,771	2,830
Futures contracts	(25,375)	(22,685)	(12,064)	(3,469)
Foreign currency transactions	(1,779)	(1,716)	(858)	(250)
Net realized gain (loss)	75,449	69,447	21,926	(2,170)
Distribution of capital gains received from investment company affiliates	247,322	226,993	123,838	30,156
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(115)	(116)	(65)	(18)
Investments in affiliates	(971,702)	(898,046)	(479,128)	(120,177)
Futures contracts	5,688	5,347	2,658	634
Foreign currency translations	42	59	22	12
Change in net unrealized appreciation/depreciation	(966,087)	(892,756)	(476,513)	(119,549)
Net realized/unrealized gains (losses)	(643,316)	(596,316)	(330,749)	(91,563)
Change in net assets resulting from operations	$(584,117)	$(542,553)	$(301,665)	$(84,072)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	57

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan SmartRetirement® Income Fund		JPMorgan SmartRetirement® 2020 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$38,513	$46,443	$62,026	$79,027
Net realized gain (loss)	(2,865)	143,668	3,312	305,551
Distributions of capital gains received from investment company affiliates	36,946	24,921	62,593	44,697
Change in net unrealized appreciation/depreciation	(294,624)	142,886	(461,046)	214,064
Change in net assets resulting from operations	(222,030)	357,918	(333,115)	643,339
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(49,714)	(29,257)	(70,887)	(40,350)
Class C	(925)	(513)	(1,571)	(714)
Class I	(11,619)	(8,746)	(26,004)	(16,616)
Class R2	(6,262)	(3,582)	(13,723)	(6,558)
Class R3	(1,338)	(831)	(3,811)	(1,795)
Class R4	(431)	(671)	(936)	(1,243)
Class R5	(45,260)	(29,372)	(107,101)	(60,286)
Class R6	(64,380)	(37,987)	(138,585)	(72,330)
Total distributions to shareholders	(179,929)	(110,959)	(362,618)	(199,892)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(161,044)	(803,054)	(642,214)	(1,504,153)
NET ASSETS:
Change in net assets	(563,003)	(556,095)	(1,337,947)	(1,060,706)
Beginning of period	2,114,591	2,670,686	3,533,355	4,594,061
End of period	$1,551,588	$2,114,591	$2,195,408	$3,533,355
SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan SmartRetirement® Funds	June 30, 2022

	JPMorgan SmartRetirement® 2025 Fund		JPMorgan SmartRetirement® 2030 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$97,798	$107,790	$114,230	$111,071
Net realized gain (loss)	56,545	426,817	108,441	492,447
Distributions of capital gains received from investment company affiliates	136,172	75,752	206,944	93,103
Change in net unrealized appreciation/depreciation	(918,339)	589,555	(1,272,021)	902,245
Change in net assets resulting from operations	(627,824)	1,199,914	(842,406)	1,598,866
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(104,318)	(54,655)	(123,240)	(56,130)
Class C	(2,720)	(1,053)	(2,267)	(849)
Class I	(32,137)	(21,331)	(43,704)	(22,391)
Class R2	(18,011)	(8,524)	(26,374)	(10,307)
Class R3	(3,153)	(1,910)	(7,352)	(2,983)
Class R4	(1,315)	(1,860)	(2,106)	(2,066)
Class R5	(148,742)	(80,847)	(197,330)	(88,416)
Class R6	(232,501)	(111,838)	(270,686)	(110,576)
Total distributions to shareholders	(542,897)	(282,018)	(673,059)	(293,718)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(473,951)	(1,651,982)	(208,640)	(1,557,402)
NET ASSETS:
Change in net assets	(1,644,672)	(734,086)	(1,724,105)	(252,254)
Beginning of period	5,577,098	6,311,184	6,681,384	6,933,638
End of period	$3,932,426	$5,577,098	$4,957,279	$6,681,384
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	59

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® 2035 Fund		JPMorgan SmartRetirement® 2040 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$90,174	$88,581	$85,973	$80,955
Net realized gain (loss)	47,864	545,361	90,535	565,220
Distributions of capital gains received from investment company affiliates	267,700	132,114	301,741	133,731
Change in net unrealized appreciation/depreciation	(1,141,302)	815,892	(1,249,766)	936,132
Change in net assets resulting from operations	(735,564)	1,581,948	(771,517)	1,716,038
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(140,012)	(51,319)	(139,018)	(50,176)
Class C	(2,017)	(574)	(2,461)	(679)
Class I	(40,151)	(18,844)	(52,970)	(20,846)
Class R2	(29,925)	(9,507)	(28,602)	(9,046)
Class R3	(5,662)	(2,168)	(9,378)	(3,101)
Class R4	(2,252)	(2,288)	(1,805)	(1,981)
Class R5	(199,214)	(74,372)	(240,945)	(82,957)
Class R6	(345,001)	(109,791)	(333,753)	(107,073)
Total distributions to shareholders	(764,234)	(268,863)	(808,932)	(275,859)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	107,944	(1,259,280)	157,681	(1,154,947)
NET ASSETS:
Change in net assets	(1,391,854)	53,805	(1,422,768)	285,232
Beginning of period	5,533,353	5,479,548	5,594,327	5,309,095
End of period	$4,141,499	$5,533,353	$4,171,559	$5,594,327
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan SmartRetirement® Funds	June 30, 2022

	JPMorgan SmartRetirement® 2045 Fund		JPMorgan SmartRetirement® 2050 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$59,199	$54,345	$53,763	$49,010
Net realized gain (loss)	75,449	388,341	69,447	341,300
Distributions of capital gains received from investment company affiliates	247,322	102,189	226,993	92,207
Change in net unrealized appreciation/depreciation	(966,087)	807,463	(892,756)	743,645
Change in net assets resulting from operations	(584,117)	1,352,338	(542,553)	1,226,162
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(103,314)	(34,295)	(79,828)	(29,255)
Class C	(1,374)	(424)	(1,435)	(373)
Class I	(29,745)	(14,357)	(37,084)	(15,020)
Class R2	(22,188)	(6,601)	(19,791)	(5,911)
Class R3	(3,706)	(1,361)	(4,243)	(1,472)
Class R4	(1,109)	(1,196)	(1,217)	(1,165)
Class R5	(154,771)	(52,399)	(169,458)	(53,293)
Class R6	(256,541)	(74,967)	(205,609)	(63,098)
Total distributions to shareholders	(572,748)	(185,600)	(518,665)	(169,587)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	144,156	(874,836)	158,759	(745,921)
NET ASSETS:
Change in net assets	(1,012,709)	291,902	(902,459)	310,654
Beginning of period	4,119,312	3,827,410	3,757,939	3,447,285
End of period	$3,106,603	$4,119,312	$2,855,480	$3,757,939
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® 2055 Fund		JPMorgan SmartRetirement® 2060 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$29,084	$24,798	$7,491	$4,761
Net realized gain (loss)	21,926	132,408	(2,170)	17,032
Distributions of capital gains received from investment company affiliates	123,838	45,689	30,156	8,685
Change in net unrealized appreciation/depreciation	(476,513)	410,984	(119,549)	86,023
Change in net assets resulting from operations	(301,665)	613,879	(84,072)	116,501
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(34,576)	(13,498)	(3,837)	(1,650)
Class C	(745)	(208)	(227)	(46)
Class I	(12,726)	(6,232)	(2,332)	(1,279)
Class R2	(11,186)	(3,637)	(778)	(261)
Class R3	(1,327)	(513)	(599)	(211)
Class R4	(278)	(422)	(56)	(59)
Class R5	(62,495)	(21,652)	(8,523)	(2,686)
Class R6	(95,074)	(28,393)	(23,096)	(6,715)
Total distributions to shareholders	(218,407)	(74,555)	(39,448)	(12,907)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	145,088	(233,510)	136,951	66,878
NET ASSETS:
Change in net assets	(374,984)	305,814	13,431	170,472
Beginning of period	1,981,831	1,676,017	449,094	278,622
End of period	$1,606,847	$1,981,831	$462,525	$449,094
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan SmartRetirement® Funds	June 30, 2022

	JPMorgan SmartRetirement® Income Fund		JPMorgan SmartRetirement® 2020 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$47,804	$66,951	$63,055	$108,083
Distributions reinvested	47,820	28,223	67,718	38,971
Cost of shares redeemed	(160,211)	(306,697)	(273,981)	(535,286)
Change in net assets resulting from Class A capital transactions	(64,587)	(211,523)	(143,208)	(388,232)
Class C
Proceeds from shares issued	636	907	722	1,770
Distributions reinvested	911	502	1,522	685
Cost of shares redeemed	(4,341)	(10,698)	(5,746)	(15,138)
Change in net assets resulting from Class C capital transactions	(2,794)	(9,289)	(3,502)	(12,683)
Class I
Proceeds from shares issued	17,970	24,249	21,980	38,294
Distributions reinvested	11,512	8,663	25,909	16,518
Cost of shares redeemed	(56,729)	(187,827)	(122,686)	(318,779)
Change in net assets resulting from Class I capital transactions	(27,247)	(154,915)	(74,797)	(263,967)
Class R2
Proceeds from shares issued	11,973	10,528	14,792	14,993
Distributions reinvested	6,128	3,481	13,521	6,448
Cost of shares redeemed	(25,482)	(45,558)	(42,935)	(69,725)
Change in net assets resulting from Class R2 capital transactions	(7,381)	(31,549)	(14,622)	(48,284)
Class R3
Proceeds from shares issued	2,031	2,989	3,876	7,542
Distributions reinvested	1,186	656	3,475	1,575
Cost of shares redeemed	(5,878)	(10,979)	(10,874)	(20,097)
Change in net assets resulting from Class R3 capital transactions	(2,661)	(7,334)	(3,523)	(10,980)
Class R4
Proceeds from shares issued	496	4,124	3,094	5,368
Distributions reinvested	430	670	936	1,242
Cost of shares redeemed	(1,661)	(17,538)	(8,654)	(25,806)
Change in net assets resulting from Class R4 capital transactions	(735)	(12,744)	(4,624)	(19,196)
Class R5
Proceeds from shares issued	67,000	48,124	77,055	94,561
Distributions reinvested	44,093	28,694	105,784	59,519
Cost of shares redeemed	(178,920)	(253,450)	(368,208)	(543,027)
Change in net assets resulting from Class R5 capital transactions	(67,827)	(176,632)	(185,369)	(388,947)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan SmartRetirement® Income Fund		JPMorgan SmartRetirement® 2020 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$221,833	$164,782	$217,539	$288,130
Distributions reinvested	59,379	34,761	129,704	67,366
Cost of shares redeemed	(269,024)	(398,611)	(559,812)	(727,360)
Change in net assets resulting from Class R6 capital transactions	12,188	(199,068)	(212,569)	(371,864)
Total change in net assets resulting from capital transactions	$(161,044)	$(803,054)	$(642,214)	$(1,504,153)
SHARE TRANSACTIONS:
Class A
Issued	2,908	3,878	3,695	5,920
Reinvested	2,876	1,630	3,930	2,122
Redeemed	(9,660)	(17,753)	(15,683)	(29,229)
Change in Class A Shares	(3,876)	(12,245)	(8,058)	(21,187)
Class C
Issued	40	53	40	97
Reinvested	55	29	89	38
Redeemed	(268)	(630)	(335)	(838)
Change in Class C Shares	(173)	(548)	(206)	(703)
Class I
Issued	1,145	1,401	1,294	2,085
Reinvested	690	499	1,495	895
Redeemed	(3,427)	(10,855)	(6,982)	(17,384)
Change in Class I Shares	(1,592)	(8,955)	(4,193)	(14,404)
Class R2
Issued	747	613	879	822
Reinvested	370	202	789	352
Redeemed	(1,559)	(2,638)	(2,503)	(3,810)
Change in Class R2 Shares	(442)	(1,823)	(835)	(2,636)
Class R3
Issued	122	174	229	418
Reinvested	72	38	203	86
Redeemed	(365)	(639)	(629)	(1,112)
Change in Class R3 Shares	(171)	(427)	(197)	(608)
Class R4
Issued	30	237	171	291
Reinvested	26	39	55	68
Redeemed	(99)	(990)	(494)	(1,377)
Change in Class R4 Shares	(43)	(714)	(268)	(1,018)
SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan SmartRetirement® Funds	June 30, 2022

	JPMorgan SmartRetirement® Income Fund		JPMorgan SmartRetirement® 2020 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class R5
Issued	4,200	2,765	4,362	5,147
Reinvested	2,638	1,650	6,094	3,221
Redeemed	(10,622)	(14,556)	(21,132)	(29,314)
Change in Class R5 Shares	(3,784)	(10,141)	(10,676)	(20,946)
Class R6
Issued	13,653	9,479	12,317	15,639
Reinvested	3,553	1,999	7,468	3,645
Redeemed	(16,089)	(22,938)	(32,204)	(39,316)
Change in Class R6 Shares	1,117	(11,460)	(12,419)	(20,032)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® 2025 Fund		JPMorgan SmartRetirement® 2030 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$119,557	$168,112	$148,289	$183,569
Distributions reinvested	99,818	52,753	118,303	54,151
Cost of shares redeemed	(419,549)	(611,007)	(433,160)	(699,120)
Change in net assets resulting from Class A capital transactions	(200,174)	(390,142)	(166,568)	(461,400)
Class C
Proceeds from shares issued	2,844	4,521	1,894	3,118
Distributions reinvested	2,617	997	2,148	794
Cost of shares redeemed	(7,382)	(13,586)	(4,729)	(13,403)
Change in net assets resulting from Class C capital transactions	(1,921)	(8,068)	(687)	(9,491)
Class I
Proceeds from shares issued	43,570	73,511	61,405	85,188
Distributions reinvested	31,994	20,906	43,440	22,117
Cost of shares redeemed	(154,058)	(401,636)	(195,282)	(386,076)
Change in net assets resulting from Class I capital transactions	(78,494)	(307,219)	(90,437)	(278,771)
Class R2
Proceeds from shares issued	25,190	29,734	38,310	37,620
Distributions reinvested	17,754	8,377	26,084	10,153
Cost of shares redeemed	(60,015)	(98,225)	(67,360)	(114,340)
Change in net assets resulting from Class R2 capital transactions	(17,071)	(60,114)	(2,966)	(66,567)
Class R3
Proceeds from shares issued	7,604	9,535	10,739	15,890
Distributions reinvested	2,419	1,443	6,566	2,610
Cost of shares redeemed	(16,272)	(24,947)	(17,564)	(27,397)
Change in net assets resulting from Class R3 capital transactions	(6,249)	(13,969)	(259)	(8,897)
Class R4
Proceeds from shares issued	1,938	11,465	6,075	13,616
Distributions reinvested	1,315	1,859	2,106	2,065
Cost of shares redeemed	(10,746)	(41,334)	(12,950)	(48,076)
Change in net assets resulting from Class R4 capital transactions	(7,493)	(28,010)	(4,769)	(32,395)
Class R5
Proceeds from shares issued	162,613	176,628	209,075	212,941
Distributions reinvested	144,865	79,121	191,704	86,164
Cost of shares redeemed	(450,221)	(713,014)	(474,197)	(680,832)
Change in net assets resulting from Class R5 capital transactions	(142,743)	(457,265)	(73,418)	(381,727)
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan SmartRetirement® Funds	June 30, 2022

	JPMorgan SmartRetirement® 2025 Fund		JPMorgan SmartRetirement® 2030 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$417,549	$471,508	$517,461	$535,051
Distributions reinvested	218,166	103,284	251,856	102,565
Cost of shares redeemed	(655,521)	(961,987)	(638,853)	(955,770)
Change in net assets resulting from Class R6 capital transactions	(19,806)	(387,195)	130,464	(318,154)
Total change in net assets resulting from capital transactions	$(473,951)	$(1,651,982)	$(208,640)	$(1,557,402)
SHARE TRANSACTIONS:
Class A
Issued	6,457	8,831	7,342	8,980
Reinvested	5,369	2,760	5,803	2,640
Redeemed	(22,403)	(32,242)	(21,165)	(34,505)
Change in Class A Shares	(10,577)	(20,651)	(8,020)	(22,885)
Class C
Issued	149	238	96	154
Reinvested	141	52	107	39
Redeemed	(402)	(723)	(241)	(674)
Change in Class C Shares	(112)	(433)	(38)	(481)
Class I
Issued	2,399	3,854	3,045	4,151
Reinvested	1,714	1,091	2,123	1,074
Redeemed	(8,025)	(21,133)	(9,371)	(19,150)
Change in Class I Shares	(3,912)	(16,188)	(4,203)	(13,925)
Class R2
Issued	1,406	1,574	1,955	1,845
Reinvested	960	440	1,287	498
Redeemed	(3,243)	(5,176)	(3,328)	(5,625)
Change in Class R2 Shares	(877)	(3,162)	(86)	(3,282)
Class R3
Issued	428	507	541	793
Reinvested	130	76	323	128
Redeemed	(868)	(1,311)	(858)	(1,358)
Change in Class R3 Shares	(310)	(728)	6	(437)
Class R4
Issued	107	601	297	670
Reinvested	71	98	103	101
Redeemed	(588)	(2,094)	(657)	(2,252)
Change in Class R4 Shares	(410)	(1,395)	(257)	(1,481)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan SmartRetirement® 2025 Fund		JPMorgan SmartRetirement® 2030 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class R5
Issued	8,745	9,223	10,326	10,271
Reinvested	7,747	4,122	9,329	4,170
Redeemed	(23,794)	(37,066)	(22,753)	(32,893)
Change in Class R5 Shares	(7,302)	(23,721)	(3,098)	(18,452)
Class R6
Issued	22,427	24,640	25,454	25,992
Reinvested	11,661	5,376	12,256	4,964
Redeemed	(35,109)	(50,000)	(31,415)	(46,347)
Change in Class R6 Shares	(1,021)	(19,984)	6,295	(15,391)
SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. Morgan SmartRetirement® Funds	June 30, 2022

	JPMorgan SmartRetirement® 2035 Fund		JPMorgan SmartRetirement® 2040 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$125,786	$149,808	$125,838	$149,150
Distributions reinvested	133,609	49,367	133,091	48,243
Cost of shares redeemed	(385,407)	(498,110)	(337,704)	(540,345)
Change in net assets resulting from Class A capital transactions	(126,012)	(298,935)	(78,775)	(342,952)
Class C
Proceeds from shares issued	2,092	2,477	2,097	2,167
Distributions reinvested	1,939	538	2,403	648
Cost of shares redeemed	(3,824)	(8,893)	(3,641)	(7,768)
Change in net assets resulting from Class C capital transactions	207	(5,878)	859	(4,953)
Class I
Proceeds from shares issued	42,564	63,851	51,955	65,661
Distributions reinvested	40,133	18,693	52,855	20,779
Cost of shares redeemed	(139,315)	(330,141)	(171,814)	(256,388)
Change in net assets resulting from Class I capital transactions	(56,618)	(247,597)	(67,004)	(169,948)
Class R2
Proceeds from shares issued	35,174	36,972	30,035	29,819
Distributions reinvested	29,522	9,339	28,131	8,734
Cost of shares redeemed	(57,118)	(105,010)	(47,063)	(91,896)
Change in net assets resulting from Class R2 capital transactions	7,578	(58,699)	11,103	(53,343)
Class R3
Proceeds from shares issued	10,314	14,223	9,500	13,440
Distributions reinvested	4,711	1,682	8,645	2,737
Cost of shares redeemed	(20,899)	(23,397)	(13,300)	(24,767)
Change in net assets resulting from Class R3 capital transactions	(5,874)	(7,492)	4,845	(8,590)
Class R4
Proceeds from shares issued	1,377	10,782	3,265	8,597
Distributions reinvested	2,252	2,288	1,805	1,981
Cost of shares redeemed	(13,049)	(44,939)	(9,527)	(39,792)
Change in net assets resulting from Class R4 capital transactions	(9,420)	(31,869)	(4,457)	(29,214)
Class R5
Proceeds from shares issued	192,671	182,206	183,570	180,251
Distributions reinvested	190,321	71,746	231,038	79,972
Cost of shares redeemed	(362,403)	(599,721)	(360,422)	(537,704)
Change in net assets resulting from Class R5 capital transactions	20,589	(345,769)	54,186	(277,481)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	69

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan SmartRetirement® 2035 Fund		JPMorgan SmartRetirement® 2040 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$486,296	$471,631	$472,022	$432,971
Distributions reinvested	325,459	102,553	312,197	99,225
Cost of shares redeemed	(534,261)	(837,225)	(547,295)	(800,662)
Change in net assets resulting from Class R6 capital transactions	277,494	(263,041)	236,924	(268,466)
Total change in net assets resulting from capital transactions	$107,944	$(1,259,280)	$157,681	$(1,154,947)
SHARE TRANSACTIONS:
Class A
Issued	5,912	6,937	5,447	6,398
Reinvested	6,302	2,276	5,777	2,073
Redeemed	(17,650)	(23,200)	(14,282)	(23,401)
Change in Class A Shares	(5,436)	(13,987)	(3,058)	(14,930)
Class C
Issued	97	117	91	95
Reinvested	93	25	107	28
Redeemed	(183)	(427)	(163)	(348)
Change in Class C Shares	7	(285)	35	(225)
Class I
Issued	2,005	2,944	2,271	2,794
Reinvested	1,879	857	2,283	889
Redeemed	(6,176)	(15,367)	(7,041)	(11,212)
Change in Class I Shares	(2,292)	(11,566)	(2,487)	(7,529)
Class R2
Issued	1,739	1,710	1,348	1,274
Reinvested	1,399	433	1,231	379
Redeemed	(2,656)	(4,855)	(1,991)	(3,985)
Change in Class R2 Shares	482	(2,712)	588	(2,332)
Class R3
Issued	508	669	429	590
Reinvested	223	78	377	118
Redeemed	(968)	(1,093)	(554)	(1,076)
Change in Class R3 Shares	(237)	(346)	252	(368)
Class R4
Issued	66	492	139	364
Reinvested	105	105	78	85
Redeemed	(605)	(1,945)	(406)	(1,599)
Change in Class R4 Shares	(434)	(1,348)	(189)	(1,150)
SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. Morgan SmartRetirement® Funds	June 30, 2022

	JPMorgan SmartRetirement® 2035 Fund		JPMorgan SmartRetirement® 2040 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class R5
Issued	9,049	8,312	7,987	7,631
Reinvested	8,894	3,284	9,939	3,409
Redeemed	(16,325)	(27,202)	(14,917)	(22,667)
Change in Class R5 Shares	1,618	(15,606)	3,009	(11,627)
Class R6
Issued	22,759	21,552	20,260	18,408
Reinvested	15,209	4,688	13,430	4,228
Redeemed	(24,804)	(38,255)	(23,441)	(33,901)
Change in Class R6 Shares	13,164	(12,015)	10,249	(11,265)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	71

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® 2045 Fund		JPMorgan SmartRetirement® 2050 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$108,439	$126,279	$113,739	$129,862
Distributions reinvested	98,607	33,006	75,093	27,608
Cost of shares redeemed	(273,180)	(362,544)	(240,351)	(394,929)
Change in net assets resulting from Class A capital transactions	(66,134)	(203,259)	(51,519)	(237,459)
Class C
Proceeds from shares issued	820	1,658	1,429	1,943
Distributions reinvested	1,330	400	1,390	355
Cost of shares redeemed	(3,473)	(5,926)	(2,366)	(6,123)
Change in net assets resulting from Class C capital transactions	(1,323)	(3,868)	453	(3,825)
Class I
Proceeds from shares issued	36,700	47,633	47,798	63,496
Distributions reinvested	29,593	14,231	37,047	14,988
Cost of shares redeemed	(143,150)	(218,038)	(153,091)	(189,213)
Change in net assets resulting from Class I capital transactions	(76,857)	(156,174)	(68,246)	(110,729)
Class R2
Proceeds from shares issued	23,516	26,524	25,951	25,996
Distributions reinvested	21,711	6,428	19,449	5,732
Cost of shares redeemed	(45,509)	(72,374)	(35,534)	(71,094)
Change in net assets resulting from Class R2 capital transactions	(282)	(39,422)	9,866	(39,366)
Class R3
Proceeds from shares issued	8,186	8,395	8,193	9,649
Distributions reinvested	3,178	1,098	3,657	1,231
Cost of shares redeemed	(12,620)	(17,164)	(10,953)	(15,603)
Change in net assets resulting from Class R3 capital transactions	(1,256)	(7,671)	897	(4,723)
Class R4
Proceeds from shares issued	2,458	7,064	2,630	6,482
Distributions reinvested	1,109	1,197	1,217	1,164
Cost of shares redeemed	(7,846)	(26,449)	(5,007)	(26,069)
Change in net assets resulting from Class R4 capital transactions	(4,279)	(18,188)	(1,160)	(18,423)
Class R5
Proceeds from shares issued	172,821	165,568	194,389	187,302
Distributions reinvested	146,085	50,155	156,722	49,901
Cost of shares redeemed	(265,515)	(468,426)	(254,297)	(396,379)
Change in net assets resulting from Class R5 capital transactions	53,391	(252,703)	96,814	(159,176)
SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. Morgan SmartRetirement® Funds	June 30, 2022

	JPMorgan SmartRetirement® 2045 Fund		JPMorgan SmartRetirement® 2050 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$412,718	$382,367	$367,854	$362,898
Distributions reinvested	241,021	69,093	190,660	56,660
Cost of shares redeemed	(412,843)	(645,011)	(386,860)	(591,778)
Change in net assets resulting from Class R6 capital transactions	240,896	(193,551)	171,654	(172,220)
Total change in net assets resulting from capital transactions	$144,156	$(874,836)	$158,759	$(745,921)
SHARE TRANSACTIONS:
Class A
Issued	4,714	5,555	4,919	5,690
Reinvested	4,267	1,450	3,226	1,207
Redeemed	(11,658)	(16,028)	(10,143)	(17,311)
Change in Class A Shares	(2,677)	(9,023)	(1,998)	(10,414)
Class C
Issued	35	74	62	85
Reinvested	59	18	61	16
Redeemed	(152)	(271)	(106)	(284)
Change in Class C Shares	(58)	(179)	17	(183)
Class I
Issued	1,621	2,085	2,061	2,759
Reinvested	1,273	622	1,583	651
Redeemed	(5,776)	(9,645)	(6,268)	(8,304)
Change in Class I Shares	(2,882)	(6,938)	(2,624)	(4,894)
Class R2
Issued	1,049	1,163	1,158	1,144
Reinvested	948	285	843	253
Redeemed	(1,931)	(3,201)	(1,515)	(3,145)
Change in Class R2 Shares	66	(1,753)	486	(1,748)
Class R3
Issued	374	375	369	433
Reinvested	138	48	158	54
Redeemed	(536)	(750)	(457)	(688)
Change in Class R3 Shares	(24)	(327)	70	(201)
Class R4
Issued	109	310	114	280
Reinvested	48	53	52	51
Redeemed	(330)	(1,082)	(203)	(1,048)
Change in Class R4 Shares	(173)	(719)	(37)	(717)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	73

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan SmartRetirement® 2045 Fund		JPMorgan SmartRetirement® 2050 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class R5
Issued	7,554	7,172	8,461	8,064
Reinvested	6,273	2,190	6,675	2,164
Redeemed	(11,129)	(20,090)	(10,578)	(17,023)
Change in Class R5 Shares	2,698	(10,728)	4,558	(6,795)
Class R6
Issued	17,906	16,575	15,814	15,708
Reinvested	10,348	3,014	8,114	2,454
Redeemed	(17,765)	(27,880)	(16,590)	(25,307)
Change in Class R6 Shares	10,489	(8,291)	7,338	(7,145)
SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. Morgan SmartRetirement® Funds	June 30, 2022

	JPMorgan SmartRetirement® 2055 Fund		JPMorgan SmartRetirement® 2060 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$90,196	$102,988	$26,528	$27,984
Distributions reinvested	32,278	12,790	3,727	1,624
Cost of shares redeemed	(166,880)	(198,254)	(29,755)	(38,547)
Change in net assets resulting from Class A capital transactions	(44,406)	(82,476)	500	(8,939)
Class C
Proceeds from shares issued	663	805	1,221	578
Distributions reinvested	745	208	183	38
Cost of shares redeemed	(773)	(1,600)	(880)	(328)
Change in net assets resulting from Class C capital transactions	635	(587)	524	288
Class I
Proceeds from shares issued	30,128	41,365	18,670	25,524
Distributions reinvested	12,722	6,219	2,331	1,278
Cost of shares redeemed	(78,095)	(96,167)	(36,009)	(11,837)
Change in net assets resulting from Class I capital transactions	(35,245)	(48,583)	(15,008)	14,965
Class R2
Proceeds from shares issued	24,452	22,527	4,484	3,959
Distributions reinvested	10,857	3,518	778	258
Cost of shares redeemed	(30,670)	(40,183)	(3,043)	(2,378)
Change in net assets resulting from Class R2 capital transactions	4,639	(14,138)	2,219	1,839
Class R3
Proceeds from shares issued	4,930	5,366	4,018	4,144
Distributions reinvested	1,175	441	565	198
Cost of shares redeemed	(6,756)	(8,190)	(2,994)	(3,018)
Change in net assets resulting from Class R3 capital transactions	(651)	(2,383)	1,589	1,324
Class R4
Proceeds from shares issued	813	3,795	354	749
Distributions reinvested	278	421	56	59
Cost of shares redeemed	(2,242)	(11,835)	(1,101)	(1,229)
Change in net assets resulting from Class R4 capital transactions	(1,151)	(7,619)	(691)	(421)
Class R5
Proceeds from shares issued	145,746	142,692	69,540	52,131
Distributions reinvested	61,925	21,497	8,518	2,680
Cost of shares redeemed	(135,204)	(225,366)	(26,681)	(40,411)
Change in net assets resulting from Class R5 capital transactions	72,467	(61,177)	51,377	14,400
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	75

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan SmartRetirement® 2055 Fund		JPMorgan SmartRetirement® 2060 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$271,527	$245,506	$160,560	$124,843
Distributions reinvested	87,136	25,976	20,668	5,886
Cost of shares redeemed	(209,863)	(288,029)	(84,787)	(87,307)
Change in net assets resulting from Class R6 capital transactions	148,800	(16,547)	96,441	43,422
Total change in net assets resulting from capital transactions	$145,088	$(233,510)	$136,951	$66,878
SHARE TRANSACTIONS:
Class A
Issued	3,317	3,915	1,211	1,340
Reinvested	1,157	484	163	77
Redeemed	(6,022)	(7,516)	(1,329)	(1,852)
Change in Class A Shares	(1,548)	(3,117)	45	(435)
Class C
Issued	24	31	54	27
Reinvested	27	8	8	2
Redeemed	(29)	(62)	(43)	(16)
Change in Class C Shares	22	(23)	19	13
Class I
Issued	1,118	1,568	855	1,207
Reinvested	454	234	102	61
Redeemed	(2,679)	(3,691)	(1,554)	(558)
Change in Class I Shares	(1,107)	(1,889)	(597)	710
Class R2
Issued	918	856	208	189
Reinvested	392	134	34	12
Redeemed	(1,092)	(1,522)	(134)	(111)
Change in Class R2 Shares	218	(532)	108	90
Class R3
Issued	187	206	186	201
Reinvested	42	17	25	9
Redeemed	(241)	(315)	(132)	(143)
Change in Class R3 Shares	(12)	(92)	79	67
Class R4
Issued	31	141	16	36
Reinvested	10	16	2	3
Redeemed	(76)	(413)	(49)	(58)
Change in Class R4 Shares	(35)	(256)	(31)	(19)
SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. Morgan SmartRetirement® Funds	June 30, 2022

	JPMorgan SmartRetirement® 2055 Fund		JPMorgan SmartRetirement® 2060 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class R5
Issued	5,390	5,360	3,213	2,450
Reinvested	2,210	809	372	127
Redeemed	(4,834)	(8,329)	(1,167)	(1,858)
Change in Class R5 Shares	2,766	(2,160)	2,418	719
Class R6
Issued	9,932	9,180	7,318	5,876
Reinvested	3,107	976	901	279
Redeemed	(7,770)	(10,829)	(3,921)	(4,120)
Change in Class R6 Shares	5,269	(673)	4,298	2,035
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Income Fund
Class A
Year Ended June 30, 2022	$17.87	$0.32	$(2.33)	$(2.01)	$(0.27)	$(1.42)	$(1.69)
Year Ended June 30, 2021	16.21	0.30	2.14	2.44	(0.37)	(0.41)	(0.78)
Year Ended June 30, 2020	18.14	0.42	0.10	0.52	(0.43)	(2.02)	(2.45)
Year Ended June 30, 2019	18.19	0.47	0.49	0.96	(0.51)	(0.50)	(1.01)
Year Ended June 30, 2018	18.14	0.38	0.35	0.73	(0.41)	(0.27)	(0.68)
Class C
Year Ended June 30, 2022	17.79	0.21	(2.31)	(2.10)	(0.21)	(1.42)	(1.63)
Year Ended June 30, 2021	16.13	0.19	2.13	2.32	(0.25)	(0.41)	(0.66)
Year Ended June 30, 2020	18.07	0.31	0.09	0.40	(0.32)	(2.02)	(2.34)
Year Ended June 30, 2019	18.12	0.35	0.50	0.85	(0.40)	(0.50)	(0.90)
Year Ended June 30, 2018	18.07	0.25	0.36	0.61	(0.29)	(0.27)	(0.56)
Class I
Year Ended June 30, 2022	17.91	0.34	(2.34)	(2.00)	(0.28)	(1.42)	(1.70)
Year Ended June 30, 2021	16.24	0.32	2.15	2.47	(0.39)	(0.41)	(0.80)
Year Ended June 30, 2020	18.18	0.44	0.09	0.53	(0.45)	(2.02)	(2.47)
Year Ended June 30, 2019	18.22	0.49	0.50	0.99	(0.53)	(0.50)	(1.03)
Year Ended June 30, 2018	18.17	0.41	0.34	0.75	(0.43)	(0.27)	(0.70)
Class R2
Year Ended June 30, 2022	17.82	0.25	(2.32)	(2.07)	(0.23)	(1.42)	(1.65)
Year Ended June 30, 2021	16.17	0.23	2.12	2.35	(0.29)	(0.41)	(0.70)
Year Ended June 30, 2020	18.11	0.35	0.08	0.43	(0.35)	(2.02)	(2.37)
Year Ended June 30, 2019	18.15	0.39	0.50	0.89	(0.43)	(0.50)	(0.93)
Year Ended June 30, 2018	18.10	0.30	0.34	0.64	(0.32)	(0.27)	(0.59)
Class R3
Year Ended June 30, 2022	17.78	0.29	(2.32)	(2.03)	(0.25)	(1.42)	(1.67)
Year Ended June 30, 2021	16.14	0.28	2.11	2.39	(0.34)	(0.41)	(0.75)
Year Ended June 30, 2020	18.08	0.38	0.10	0.48	(0.40)	(2.02)	(2.42)
Year Ended June 30, 2019	18.13	0.45	0.48	0.93	(0.48)	(0.50)	(0.98)
Year Ended June 30, 2018	18.10	0.38	0.31	0.69	(0.39)	(0.27)	(0.66)
Class R4
Year Ended June 30, 2022	17.89	0.33	(2.33)	(2.00)	(0.28)	(1.42)	(1.70)
Year Ended June 30, 2021	16.21	0.31	2.15	2.46	(0.37)	(0.41)	(0.78)
Year Ended June 30, 2020	18.15	0.43	0.09	0.52	(0.44)	(2.02)	(2.46)
Year Ended June 30, 2019	18.19	0.48	0.50	0.98	(0.52)	(0.50)	(1.02)
Year Ended June 30, 2018	18.17	0.50	0.23	0.73	(0.44)	(0.27)	(0.71)
Class R5
Year Ended June 30, 2022	17.94	0.36	(2.34)	(1.98)	(0.29)	(1.42)	(1.71)
Year Ended June 30, 2021	16.28	0.35	2.13	2.48	(0.41)	(0.41)	(0.82)
Year Ended June 30, 2020	18.21	0.46	0.10	0.56	(0.47)	(2.02)	(2.49)
Year Ended June 30, 2019	18.25	0.50	0.51	1.01	(0.55)	(0.50)	(1.05)
Year Ended June 30, 2018	18.20	0.42	0.35	0.77	(0.45)	(0.27)	(0.72)
SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. Morgan SmartRetirement® Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$14.17	(12.56)%	$405,590	0.34%	1.92%	0.54%	39%
17.87	15.27	580,693	0.32	1.76	0.53	32
16.21	2.80	725,302	0.31	2.46	0.53	44
18.14	5.65	913,902	0.31	2.62	0.53	22
18.19	4.02	1,109,062	0.30	2.07	0.53	23

14.06	(13.09)	6,689	0.97	1.27	1.04	39
17.79	14.58	11,547	0.95	1.11	1.03	32
16.13	2.10	19,316	0.94	1.82	1.03	44
18.07	5.02	25,211	0.94	2.00	1.02	22
18.12	3.34	27,229	0.94	1.36	1.02	23

14.21	(12.48)	91,551	0.22	2.04	0.27	39
17.91	15.43	143,855	0.20	1.84	0.27	32
16.24	2.86	275,968	0.19	2.59	0.27	44
18.18	5.83	376,751	0.19	2.74	0.27	22
18.22	4.13	459,288	0.19	2.18	0.26	23

14.10	(12.91)	52,294	0.75	1.51	0.78	39
17.82	14.74	73,969	0.75	1.34	0.78	32
16.17	2.29	96,609	0.75	2.03	0.77	44
18.11	5.24	135,758	0.75	2.17	0.77	22
18.15	3.55	188,266	0.75	1.62	0.77	23

14.08	(12.70)	9,961	0.50	1.74	0.53	39
17.78	15.01	15,618	0.50	1.60	0.52	32
16.14	2.57	21,053	0.50	2.26	0.52	44
18.08	5.51	20,882	0.50	2.51	0.52	22
18.13	3.80	13,282	0.50	2.06	0.53	23

14.19	(12.50)	3,635	0.25	2.00	0.27	39
17.89	15.38	5,349	0.25	1.82	0.27	32
16.21	2.81	16,424	0.25	2.50	0.27	44
18.15	5.78	18,329	0.25	2.70	0.26	22
18.19	4.00	17,266	0.25	2.71	0.37	23

14.25	(12.35)	382,540	0.10	2.15	0.12	39
17.94	15.47	549,434	0.10	1.99	0.12	32
16.28	3.01	663,490	0.10	2.66	0.12	44
18.21	5.91	937,765	0.10	2.80	0.12	22
18.25	4.21	1,273,234	0.10	2.25	0.11	23
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Income Fund (continued)
Class R6
Year Ended June 30, 2022	$17.94	$0.38	$(2.34)	$(1.96)	$(0.30)	$(1.42)	$(1.72)
Year Ended June 30, 2021	16.28	0.36	2.14	2.50	(0.43)	(0.41)	(0.84)
Year Ended June 30, 2020	18.21	0.47	0.10	0.57	(0.48)	(2.02)	(2.50)
Year Ended June 30, 2019	18.25	0.53	0.50	1.03	(0.57)	(0.50)	(1.07)
Year Ended June 30, 2018	18.20	0.45	0.34	0.79	(0.47)	(0.27)	(0.74)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. Morgan SmartRetirement® Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$14.26	(12.23)%	$599,328	0.00%	2.26%	0.02%	39%
17.94	15.59	734,126	0.00	2.08	0.02	32
16.28	3.12	852,524	0.00	2.77	0.02	44
18.21	6.02	902,534	0.00	2.95	0.02	22
18.25	4.32	853,005	0.00	2.44	0.01	23
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2020 Fund
Class A
Year Ended June 30, 2022	$18.97	$0.32	$(2.41)	$(2.09)	$(0.28)	$(1.92)	$(2.20)
Year Ended June 30, 2021	17.14	0.31	2.38	2.69	(0.38)	(0.48)	(0.86)
Year Ended June 30, 2020	19.25	0.43	0.13	0.56	(0.44)	(2.23)	(2.67)
Year Ended June 30, 2019	19.34	0.47	0.55	1.02	(0.52)	(0.59)	(1.11)
Year Ended June 30, 2018	19.14	0.39	0.62	1.01	(0.42)	(0.39)	(0.81)
Class C
Year Ended June 30, 2022	18.87	0.22	(2.39)	(2.17)	(0.22)	(1.92)	(2.14)
Year Ended June 30, 2021	17.05	0.19	2.37	2.56	(0.26)	(0.48)	(0.74)
Year Ended June 30, 2020	19.16	0.32	0.13	0.45	(0.33)	(2.23)	(2.56)
Year Ended June 30, 2019	19.26	0.35	0.55	0.90	(0.41)	(0.59)	(1.00)
Year Ended June 30, 2018	19.06	0.26	0.63	0.89	(0.30)	(0.39)	(0.69)
Class I
Year Ended June 30, 2022	19.05	0.35	(2.43)	(2.08)	(0.29)	(1.92)	(2.21)
Year Ended June 30, 2021	17.21	0.33	2.39	2.72	(0.40)	(0.48)	(0.88)
Year Ended June 30, 2020	19.32	0.46	0.13	0.59	(0.47)	(2.23)	(2.70)
Year Ended June 30, 2019	19.41	0.50	0.55	1.05	(0.55)	(0.59)	(1.14)
Year Ended June 30, 2018	19.20	0.42	0.63	1.05	(0.45)	(0.39)	(0.84)
Class R2
Year Ended June 30, 2022	18.90	0.26	(2.39)	(2.13)	(0.25)	(1.92)	(2.17)
Year Ended June 30, 2021	17.08	0.24	2.37	2.61	(0.31)	(0.48)	(0.79)
Year Ended June 30, 2020	19.19	0.36	0.13	0.49	(0.37)	(2.23)	(2.60)
Year Ended June 30, 2019	19.29	0.39	0.55	0.94	(0.45)	(0.59)	(1.04)
Year Ended June 30, 2018	19.09	0.31	0.62	0.93	(0.34)	(0.39)	(0.73)
Class R3
Year Ended June 30, 2022	18.87	0.31	(2.40)	(2.09)	(0.27)	(1.92)	(2.19)
Year Ended June 30, 2021	17.06	0.29	2.36	2.65	(0.36)	(0.48)	(0.84)
Year Ended June 30, 2020	19.17	0.41	0.13	0.54	(0.42)	(2.23)	(2.65)
Year Ended June 30, 2019	19.29	0.46	0.52	0.98	(0.51)	(0.59)	(1.10)
Year Ended June 30, 2018	19.10	0.37	0.61	0.98	(0.40)	(0.39)	(0.79)
Class R4
Year Ended June 30, 2022	19.01	0.36	(2.43)	(2.07)	(0.29)	(1.92)	(2.21)
Year Ended June 30, 2021	17.16	0.34	2.38	2.72	(0.39)	(0.48)	(0.87)
Year Ended June 30, 2020	19.28	0.45	0.12	0.57	(0.46)	(2.23)	(2.69)
Year Ended June 30, 2019	19.37	0.50	0.55	1.05	(0.55)	(0.59)	(1.14)
Year Ended June 30, 2018	19.19	0.44	0.59	1.03	(0.46)	(0.39)	(0.85)
Class R5
Year Ended June 30, 2022	19.07	0.38	(2.42)	(2.04)	(0.31)	(1.92)	(2.23)
Year Ended June 30, 2021	17.23	0.36	2.39	2.75	(0.43)	(0.48)	(0.91)
Year Ended June 30, 2020	19.34	0.48	0.13	0.61	(0.49)	(2.23)	(2.72)
Year Ended June 30, 2019	19.43	0.52	0.55	1.07	(0.57)	(0.59)	(1.16)
Year Ended June 30, 2018	19.22	0.43	0.64	1.07	(0.47)	(0.39)	(0.86)
SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. Morgan SmartRetirement® Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$14.68	(12.59)%	$441,919	0.40%	1.86%	0.52%	35%
18.97	15.90	723,758	0.38	1.68	0.52	33
17.14	2.87	1,016,969	0.37	2.39	0.52	45
19.25	5.74	1,329,583	0.36	2.49	0.52	23
19.34	5.24	1,575,073	0.34	1.97	0.52	23

14.56	(13.05)	9,079	1.00	1.26	1.04	35
18.87	15.18	15,662	0.98	1.04	1.02	33
17.05	2.26	26,138	0.97	1.80	1.03	45
19.16	5.08	32,725	0.96	1.87	1.02	23
19.26	4.60	35,803	0.96	1.31	1.02	23

14.76	(12.47)	154,572	0.25	2.01	0.27	35
19.05	16.06	279,318	0.23	1.80	0.26	33
17.21	3.01	500,145	0.22	2.54	0.26	45
19.32	5.88	657,042	0.21	2.64	0.27	23
19.41	5.41	794,082	0.21	2.11	0.26	23

14.60	(12.86)	89,945	0.75	1.52	0.77	35
18.90	15.48	132,238	0.75	1.32	0.77	33
17.08	2.47	164,523	0.75	2.01	0.77	45
19.19	5.27	235,222	0.75	2.08	0.77	23
19.29	4.82	336,321	0.75	1.57	0.76	23

14.59	(12.65)	25,428	0.50	1.77	0.52	35
18.87	15.74	36,610	0.50	1.57	0.51	33
17.06	2.75	43,462	0.50	2.28	0.52	45
19.17	5.51	45,957	0.50	2.45	0.52	23
19.29	5.10	18,588	0.50	1.90	0.52	23

14.73	(12.44)	4,551	0.25	2.04	0.27	35
19.01	16.11	10,965	0.25	1.83	0.26	33
17.16	2.94	27,376	0.25	2.48	0.26	45
19.28	5.86	39,275	0.25	2.65	0.26	23
19.37	5.31	33,799	0.25	2.26	0.29	23

14.80	(12.27)	648,747	0.10	2.16	0.12	35
19.07	16.22	1,039,921	0.10	1.97	0.11	33
17.23	3.13	1,300,373	0.10	2.64	0.11	45
19.34	5.99	1,815,333	0.10	2.73	0.11	23
19.43	5.52	2,456,985	0.10	2.19	0.11	23
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2020 Fund (continued)
Class R6
Year Ended June 30, 2022	$19.08	$0.40	$(2.43)	$(2.03)	$(0.32)	$(1.92)	$(2.24)
Year Ended June 30, 2021	17.23	0.38	2.40	2.78	(0.45)	(0.48)	(0.93)
Year Ended June 30, 2020	19.34	0.50	0.13	0.63	(0.51)	(2.23)	(2.74)
Year Ended June 30, 2019	19.44	0.55	0.53	1.08	(0.59)	(0.59)	(1.18)
Year Ended June 30, 2018	19.23	0.47	0.62	1.09	(0.49)	(0.39)	(0.88)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. Morgan SmartRetirement® Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$14.81	(12.22)%	$821,167	0.00%	2.28%	0.02%	35%
19.08	16.40	1,294,883	0.00	2.07	0.01	33
17.23	3.23	1,515,075	0.00	2.76	0.01	45
19.34	6.04	1,648,084	0.00	2.87	0.01	23
19.44	5.63	1,508,100	0.00	2.39	0.01	23
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2025 Fund
Class A
Year Ended June 30, 2022	$20.09	$0.32	$(2.75)	$(2.43)	$(0.34)	$(1.80)	$(2.14)
Year Ended June 30, 2021	17.34	0.29	3.31	3.60	(0.36)	(0.49)	(0.85)
Year Ended June 30, 2020	19.22	0.41	0.06	0.47	(0.42)	(1.93)	(2.35)
Year Ended June 30, 2019	19.18	0.43	0.59	1.02	(0.49)	(0.49)	(0.98)
Year Ended June 30, 2018	18.75	0.35	0.84	1.19	(0.38)	(0.38)	(0.76)
Class C
Year Ended June 30, 2022	20.01	0.22	(2.75)	(2.53)	(0.28)	(1.80)	(2.08)
Year Ended June 30, 2021	17.27	0.17	3.31	3.48	(0.25)	(0.49)	(0.74)
Year Ended June 30, 2020	19.15	0.30	0.06	0.36	(0.31)	(1.93)	(2.24)
Year Ended June 30, 2019	19.11	0.32	0.59	0.91	(0.38)	(0.49)	(0.87)
Year Ended June 30, 2018	18.69	0.22	0.84	1.06	(0.26)	(0.38)	(0.64)
Class I
Year Ended June 30, 2022	20.15	0.36	(2.77)	(2.41)	(0.36)	(1.80)	(2.16)
Year Ended June 30, 2021	17.39	0.32	3.32	3.64	(0.39)	(0.49)	(0.88)
Year Ended June 30, 2020	19.27	0.44	0.06	0.50	(0.45)	(1.93)	(2.38)
Year Ended June 30, 2019	19.22	0.46	0.60	1.06	(0.52)	(0.49)	(1.01)
Year Ended June 30, 2018	18.79	0.38	0.84	1.22	(0.41)	(0.38)	(0.79)
Class R2
Year Ended June 30, 2022	20.01	0.26	(2.74)	(2.48)	(0.31)	(1.80)	(2.11)
Year Ended June 30, 2021	17.27	0.22	3.30	3.52	(0.29)	(0.49)	(0.78)
Year Ended June 30, 2020	19.15	0.34	0.06	0.40	(0.35)	(1.93)	(2.28)
Year Ended June 30, 2019	19.11	0.35	0.60	0.95	(0.42)	(0.49)	(0.91)
Year Ended June 30, 2018	18.69	0.27	0.84	1.11	(0.31)	(0.38)	(0.69)
Class R3
Year Ended June 30, 2022	20.01	0.31	(2.75)	(2.44)	(0.33)	(1.80)	(2.13)
Year Ended June 30, 2021	17.27	0.27	3.30	3.57	(0.34)	(0.49)	(0.83)
Year Ended June 30, 2020	19.16	0.39	0.05	0.44	(0.40)	(1.93)	(2.33)
Year Ended June 30, 2019	19.12	0.41	0.59	1.00	(0.47)	(0.49)	(0.96)
Year Ended June 30, 2018	18.72	0.36	0.80	1.16	(0.38)	(0.38)	(0.76)
Class R4
Year Ended June 30, 2022	20.11	0.35	(2.77)	(2.42)	(0.35)	(1.80)	(2.15)
Year Ended June 30, 2021	17.34	0.32	3.32	3.64	(0.38)	(0.49)	(0.87)
Year Ended June 30, 2020	19.22	0.44	0.05	0.49	(0.44)	(1.93)	(2.37)
Year Ended June 30, 2019	19.18	0.46	0.59	1.05	(0.52)	(0.49)	(1.01)
Year Ended June 30, 2018	18.78	0.45	0.75	1.20	(0.42)	(0.38)	(0.80)
Class R5
Year Ended June 30, 2022	20.18	0.38	(2.78)	(2.40)	(0.37)	(1.80)	(2.17)
Year Ended June 30, 2021	17.41	0.35	3.33	3.68	(0.42)	(0.49)	(0.91)
Year Ended June 30, 2020	19.29	0.46	0.06	0.52	(0.47)	(1.93)	(2.40)
Year Ended June 30, 2019	19.24	0.48	0.60	1.08	(0.54)	(0.49)	(1.03)
Year Ended June 30, 2018	18.81	0.40	0.84	1.24	(0.43)	(0.38)	(0.81)
SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. Morgan SmartRetirement® Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$15.52	(13.71)%	$722,117	0.43%	1.72%	0.52%	39%
20.09	21.06	1,147,634	0.41	1.52	0.52	32
17.34	2.22	1,348,331	0.40	2.25	0.52	51
19.22	5.80	1,618,745	0.38	2.28	0.52	24
19.18	6.33	1,802,572	0.36	1.78	0.52	26

15.40	(14.23)	19,094	1.00	1.17	1.03	39
20.01	20.39	27,048	1.00	0.91	1.02	32
17.27	1.62	30,825	0.99	1.64	1.03	51
19.15	5.20	35,802	0.97	1.69	1.02	24
19.11	5.65	39,725	0.97	1.13	1.03	26

15.58	(13.59)	232,343	0.25	1.91	0.26	39
20.15	21.25	379,329	0.25	1.66	0.26	32
17.39	2.37	608,686	0.24	2.40	0.26	51
19.27	6.01	760,817	0.22	2.45	0.26	24
19.22	6.47	870,554	0.22	1.93	0.26	26

15.42	(14.01)	134,496	0.75	1.41	0.77	39
20.01	20.68	192,084	0.75	1.18	0.77	32
17.27	1.86	220,376	0.75	1.90	0.77	51
19.15	5.42	282,956	0.75	1.90	0.77	24
19.11	5.89	360,270	0.75	1.39	0.76	26

15.44	(13.80)	23,213	0.50	1.65	0.52	39
20.01	21.00	36,301	0.50	1.44	0.52	32
17.27	2.07	43,901	0.50	2.17	0.52	51
19.16	5.72	41,862	0.50	2.21	0.52	24
19.12	6.15	26,624	0.50	1.83	0.52	26

15.54	(13.62)	7,229	0.25	1.85	0.27	39
20.11	21.32	17,587	0.25	1.69	0.26	32
17.34	2.37	39,366	0.25	2.40	0.26	51
19.22	5.95	36,267	0.25	2.47	0.26	24
19.18	6.39	23,227	0.25	2.33	0.27	26

15.61	(13.50)	1,077,778	0.10	2.07	0.11	39
20.18	21.48	1,540,051	0.10	1.84	0.11	32
17.41	2.51	1,741,634	0.10	2.52	0.11	51
19.29	6.13	2,183,769	0.10	2.54	0.11	24
19.24	6.59	2,693,857	0.10	2.02	0.11	26
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2025 Fund (continued)
Class R6
Year Ended June 30, 2022	$20.18	$0.41	$(2.79)	$(2.38)	$(0.38)	$(1.80)	$(2.18)
Year Ended June 30, 2021	17.41	0.37	3.33	3.70	(0.44)	(0.49)	(0.93)
Year Ended June 30, 2020	19.29	0.48	0.06	0.54	(0.49)	(1.93)	(2.42)
Year Ended June 30, 2019	19.24	0.50	0.60	1.10	(0.56)	(0.49)	(1.05)
Year Ended June 30, 2018	18.82	0.43	0.82	1.25	(0.45)	(0.38)	(0.83)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. Morgan SmartRetirement® Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$15.62	(13.40)%	$1,716,156	0.00%	2.18%	0.01%	39%
20.18	21.61	2,237,064	0.00	1.94	0.01	32
17.41	2.61	2,278,065	0.00	2.64	0.01	51
19.29	6.24	2,280,809	0.00	2.68	0.01	24
19.24	6.64	1,875,060	0.00	2.20	0.01	26
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	89

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2030 Fund
Class A
Year Ended June 30, 2022	$21.89	$0.33	$(3.14)	$(2.81)	$(0.40)	$(1.95)	$(2.35)
Year Ended June 30, 2021	18.17	0.28	4.27	4.55	(0.34)	(0.49)	(0.83)
Year Ended June 30, 2020	21.00	0.41	(0.01)	0.40	(0.42)	(2.81)	(3.23)
Year Ended June 30, 2019	21.03	0.43	0.67	1.10	(0.50)	(0.63)	(1.13)
Year Ended June 30, 2018	20.33	0.34	1.24	1.58	(0.40)	(0.48)	(0.88)
Class C
Year Ended June 30, 2022	21.64	0.21	(3.09)	(2.88)	(0.34)	(1.95)	(2.29)
Year Ended June 30, 2021	17.96	0.15	4.24	4.39	(0.22)	(0.49)	(0.71)
Year Ended June 30, 2020	20.80	0.30	(0.02)	0.28	(0.31)	(2.81)	(3.12)
Year Ended June 30, 2019	20.84	0.30	0.67	0.97	(0.38)	(0.63)	(1.01)
Year Ended June 30, 2018	20.15	0.20	1.24	1.44	(0.27)	(0.48)	(0.75)
Class I
Year Ended June 30, 2022	21.97	0.37	(3.16)	(2.79)	(0.42)	(1.95)	(2.37)
Year Ended June 30, 2021	18.22	0.31	4.30	4.61	(0.37)	(0.49)	(0.86)
Year Ended June 30, 2020	21.06	0.45	(0.03)	0.42	(0.45)	(2.81)	(3.26)
Year Ended June 30, 2019	21.08	0.46	0.68	1.14	(0.53)	(0.63)	(1.16)
Year Ended June 30, 2018	20.38	0.37	1.24	1.61	(0.43)	(0.48)	(0.91)
Class R2
Year Ended June 30, 2022	21.80	0.26	(3.12)	(2.86)	(0.37)	(1.95)	(2.32)
Year Ended June 30, 2021	18.09	0.21	4.26	4.47	(0.27)	(0.49)	(0.76)
Year Ended June 30, 2020	20.92	0.35	(0.02)	0.33	(0.35)	(2.81)	(3.16)
Year Ended June 30, 2019	20.96	0.35	0.66	1.01	(0.42)	(0.63)	(1.05)
Year Ended June 30, 2018	20.26	0.26	1.23	1.49	(0.31)	(0.48)	(0.79)
Class R3
Year Ended June 30, 2022	21.80	0.32	(3.13)	(2.81)	(0.39)	(1.95)	(2.34)
Year Ended June 30, 2021	18.10	0.26	4.26	4.52	(0.33)	(0.49)	(0.82)
Year Ended June 30, 2020	20.94	0.40	(0.03)	0.37	(0.40)	(2.81)	(3.21)
Year Ended June 30, 2019	20.98	0.42	0.66	1.08	(0.49)	(0.63)	(1.12)
Year Ended June 30, 2018	20.30	0.33	1.21	1.54	(0.38)	(0.48)	(0.86)
Class R4
Year Ended June 30, 2022	21.93	0.36	(3.15)	(2.79)	(0.42)	(1.95)	(2.37)
Year Ended June 30, 2021	18.18	0.31	4.29	4.60	(0.36)	(0.49)	(0.85)
Year Ended June 30, 2020	21.02	0.43	(0.01)	0.42	(0.45)	(2.81)	(3.26)
Year Ended June 30, 2019	21.05	0.46	0.67	1.13	(0.53)	(0.63)	(1.16)
Year Ended June 30, 2018	20.36	0.39	1.22	1.61	(0.44)	(0.48)	(0.92)
Class R5
Year Ended June 30, 2022	22.04	0.40	(3.17)	(2.77)	(0.44)	(1.95)	(2.39)
Year Ended June 30, 2021	18.28	0.34	4.32	4.66	(0.41)	(0.49)	(0.90)
Year Ended June 30, 2020	21.11	0.47	(0.01)	0.46	(0.48)	(2.81)	(3.29)
Year Ended June 30, 2019	21.14	0.49	0.67	1.16	(0.56)	(0.63)	(1.19)
Year Ended June 30, 2018	20.43	0.40	1.24	1.64	(0.45)	(0.48)	(0.93)
SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. Morgan SmartRetirement® Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$16.73	(14.62)%	$866,979	0.43%	1.61%	0.52%	42%
21.89	25.39	1,310,223	0.41	1.35	0.52	38
18.17	1.39	1,502,785	0.40	2.13	0.52	51
21.00	5.82	1,817,991	0.38	2.09	0.52	19
21.03	7.74	1,996,352	0.36	1.61	0.52	30

16.47	(15.09)	16,382	1.00	1.06	1.03	42
21.64	24.72	22,367	1.00	0.76	1.03	38
17.96	0.73	27,199	0.99	1.56	1.03	51
20.80	5.21	34,612	0.97	1.48	1.02	19
20.84	7.10	37,658	0.97	0.95	1.03	30

16.81	(14.48)	311,120	0.25	1.80	0.26	42
21.97	25.69	498,963	0.25	1.50	0.26	38
18.22	1.49	667,687	0.24	2.29	0.26	51
21.06	6.02	842,817	0.22	2.25	0.26	19
21.08	7.87	941,298	0.22	1.76	0.26	30

16.62	(14.92)	200,990	0.75	1.32	0.76	42
21.80	25.04	265,500	0.75	1.02	0.76	38
18.09	1.03	279,698	0.75	1.79	0.76	51
20.92	5.39	376,464	0.75	1.70	0.77	19
20.96	7.35	481,236	0.75	1.22	0.76	30

16.65	(14.66)	56,115	0.50	1.57	0.51	42
21.80	25.30	73,364	0.50	1.30	0.51	38
18.10	1.25	68,796	0.50	2.06	0.51	51
20.94	5.72	65,515	0.50	2.04	0.52	19
20.98	7.57	26,714	0.50	1.54	0.52	30

16.77	(14.51)	12,839	0.25	1.79	0.26	42
21.93	25.69	22,446	0.25	1.53	0.26	38
18.18	1.49	45,528	0.25	2.19	0.26	51
21.02	5.97	61,313	0.25	2.26	0.26	19
21.05	7.90	41,513	0.25	1.81	0.29	30

16.88	(14.36)	1,463,012	0.10	1.97	0.11	42
22.04	25.86	1,978,329	0.10	1.68	0.11	38
18.28	1.68	1,978,378	0.10	2.41	0.11	51
21.11	6.09	2,387,637	0.10	2.36	0.11	19
21.14	8.03	2,869,583	0.10	1.86	0.11	30
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	91

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2030 Fund (continued)
Class R6
Year Ended June 30, 2022	$22.03	$0.42	$(3.17)	$(2.75)	$(0.45)	$(1.95)	$(2.40)
Year Ended June 30, 2021	18.27	0.37	4.31	4.68	(0.43)	(0.49)	(0.92)
Year Ended June 30, 2020	21.11	0.49	(0.02)	0.47	(0.50)	(2.81)	(3.31)
Year Ended June 30, 2019	21.13	0.51	0.68	1.19	(0.58)	(0.63)	(1.21)
Year Ended June 30, 2018	20.42	0.43	1.23	1.66	(0.47)	(0.48)	(0.95)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. Morgan SmartRetirement® Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$16.88	(14.28)%	$2,029,842	0.00%	2.08%	0.01%	42%
22.03	26.00	2,510,192	0.00	1.78	0.01	38
18.27	1.73	2,363,567	0.00	2.52	0.01	51
21.11	6.24	2,387,434	0.00	2.48	0.01	19
21.13	8.14	1,970,018	0.00	2.02	0.01	30
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	93

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2035 Fund
Class A
Year Ended June 30, 2022	$23.65	$0.32	$(3.33)	$(3.01)	$(0.48)	$(3.01)	$(3.49)
Year Ended June 30, 2021	18.76	0.28	5.60	5.88	(0.35)	(0.64)	(0.99)
Year Ended June 30, 2020	20.40	0.33	(0.02)	0.31	(0.35)	(1.60)	(1.95)
Year Ended June 30, 2019	20.43	0.38	0.58	0.96	(0.46)	(0.53)	(0.99)
Year Ended June 30, 2018	19.62	0.30	1.31	1.61	(0.36)	(0.44)	(0.80)
Class C
Year Ended June 30, 2022	23.41	0.20	(3.29)	(3.09)	(0.43)	(3.01)	(3.44)
Year Ended June 30, 2021	18.59	0.15	5.54	5.69	(0.23)	(0.64)	(0.87)
Year Ended June 30, 2020	20.23	0.22	(0.02)	0.20	(0.24)	(1.60)	(1.84)
Year Ended June 30, 2019	20.26	0.26	0.59	0.85	(0.35)	(0.53)	(0.88)
Year Ended June 30, 2018	19.47	0.17	1.29	1.46	(0.23)	(0.44)	(0.67)
Class I
Year Ended June 30, 2022	23.80	0.37	(3.37)	(3.00)	(0.50)	(3.01)	(3.51)
Year Ended June 30, 2021	18.87	0.32	5.63	5.95	(0.38)	(0.64)	(1.02)
Year Ended June 30, 2020	20.51	0.37	(0.02)	0.35	(0.39)	(1.60)	(1.99)
Year Ended June 30, 2019	20.53	0.42	0.59	1.01	(0.50)	(0.53)	(1.03)
Year Ended June 30, 2018	19.71	0.34	1.31	1.65	(0.39)	(0.44)	(0.83)
Class R2
Year Ended June 30, 2022	23.57	0.26	(3.32)	(3.06)	(0.45)	(3.01)	(3.46)
Year Ended June 30, 2021	18.70	0.21	5.57	5.78	(0.27)	(0.64)	(0.91)
Year Ended June 30, 2020	20.34	0.27	(0.02)	0.25	(0.29)	(1.60)	(1.89)
Year Ended June 30, 2019	20.37	0.30	0.59	0.89	(0.39)	(0.53)	(0.92)
Year Ended June 30, 2018	19.57	0.22	1.30	1.52	(0.28)	(0.44)	(0.72)
Class R3
Year Ended June 30, 2022	23.54	0.30	(3.31)	(3.01)	(0.47)	(3.01)	(3.48)
Year Ended June 30, 2021	18.68	0.27	5.56	5.83	(0.33)	(0.64)	(0.97)
Year Ended June 30, 2020	20.32	0.32	(0.02)	0.30	(0.34)	(1.60)	(1.94)
Year Ended June 30, 2019	20.36	0.37	0.57	0.94	(0.45)	(0.53)	(0.98)
Year Ended June 30, 2018	19.57	0.32	1.26	1.58	(0.35)	(0.44)	(0.79)
Class R4
Year Ended June 30, 2022	23.75	0.35	(3.33)	(2.98)	(0.50)	(3.01)	(3.51)
Year Ended June 30, 2021	18.83	0.33	5.60	5.93	(0.37)	(0.64)	(1.01)
Year Ended June 30, 2020	20.47	0.36	(0.02)	0.34	(0.38)	(1.60)	(1.98)
Year Ended June 30, 2019	20.50	0.41	0.58	0.99	(0.49)	(0.53)	(1.02)
Year Ended June 30, 2018	19.70	0.37	1.28	1.65	(0.41)	(0.44)	(0.85)
Class R5
Year Ended June 30, 2022	23.81	0.40	(3.36)	(2.96)	(0.52)	(3.01)	(3.53)
Year Ended June 30, 2021	18.89	0.36	5.62	5.98	(0.42)	(0.64)	(1.06)
Year Ended June 30, 2020	20.53	0.39	(0.02)	0.37	(0.41)	(1.60)	(2.01)
Year Ended June 30, 2019	20.54	0.44	0.60	1.04	(0.52)	(0.53)	(1.05)
Year Ended June 30, 2018	19.73	0.36	1.30	1.66	(0.41)	(0.44)	(0.85)
SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. Morgan SmartRetirement® Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$17.15	(15.33)%	$710,149	0.43%	1.50%	0.52%	34%
23.65	31.88	1,107,857	0.42	1.31	0.52	35
18.76	1.14	1,141,434	0.41	1.70	0.52	52
20.40	5.27	1,350,107	0.39	1.91	0.52	15
20.43	8.18	1,477,096	0.37	1.46	0.52	28

16.88	(15.81)	10,174	1.00	0.97	1.03	34
23.41	31.12	13,950	1.00	0.69	1.03	35
18.59	0.56	16,378	0.99	1.14	1.04	52
20.23	4.71	21,967	0.97	1.32	1.03	15
20.26	7.48	23,602	0.97	0.82	1.04	28

17.29	(15.19)	211,579	0.25	1.70	0.26	34
23.80	32.11	345,692	0.25	1.47	0.26	35
18.87	1.31	492,445	0.24	1.88	0.27	52
20.51	5.47	604,947	0.22	2.08	0.27	15
20.53	8.35	679,086	0.22	1.63	0.26	28

17.05	(15.60)	167,191	0.75	1.21	0.77	34
23.57	31.43	219,749	0.75	0.97	0.76	35
18.70	0.79	225,092	0.76	1.37	0.77	52
20.34	4.89	283,852	0.75	1.53	0.77	15
20.37	7.74	351,337	0.75	1.08	0.76	28

17.05	(15.39)	30,308	0.50	1.43	0.52	34
23.54	31.77	47,424	0.50	1.25	0.52	35
18.68	1.07	44,104	0.51	1.63	0.52	52
20.32	5.14	39,417	0.50	1.85	0.52	15
20.36	8.05	25,728	0.50	1.54	0.52	28

17.26	(15.14)	8,959	0.25	1.62	0.27	34
23.75	32.07	22,627	0.25	1.51	0.26	35
18.83	1.30	43,341	0.25	1.87	0.26	52
20.47	5.41	40,332	0.25	2.07	0.26	15
20.50	8.33	26,845	0.25	1.79	0.29	28

17.32	(15.03)	1,087,075	0.10	1.86	0.11	34
23.81	32.23	1,456,188	0.10	1.65	0.11	35
18.89	1.45	1,449,763	0.10	1.98	0.11	52
20.53	5.64	1,751,724	0.10	2.20	0.11	15
20.54	8.41	2,137,155	0.10	1.72	0.11	28
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	95

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2035 Fund (continued)
Class R6
Year Ended June 30, 2022	$23.81	$0.42	$(3.36)	$(2.94)	$(0.53)	$(3.01)	$(3.54)
Year Ended June 30, 2021	18.89	0.38	5.62	6.00	(0.44)	(0.64)	(1.08)
Year Ended June 30, 2020	20.53	0.41	(0.02)	0.39	(0.43)	(1.60)	(2.03)
Year Ended June 30, 2019	20.55	0.46	0.59	1.05	(0.54)	(0.53)	(1.07)
Year Ended June 30, 2018	19.73	0.39	1.31	1.70	(0.44)	(0.44)	(0.88)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. Morgan SmartRetirement® Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$17.33	(14.94)%	$1,916,064	0.00%	1.97%	0.01%	34%
23.81	32.37	2,319,866	0.00	1.73	0.01	35
18.89	1.55	2,066,991	0.00	2.09	0.01	52
20.53	5.70	2,130,474	0.00	2.30	0.02	15
20.55	8.58	1,721,936	0.00	1.86	0.01	28
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	97

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2040 Fund
Class A
Year Ended June 30, 2022	$25.76	$0.33	$(3.68)	$(3.35)	$(0.55)	$(3.41)	$(3.96)
Year Ended June 30, 2021	19.90	0.28	6.68	6.96	(0.34)	(0.76)	(1.10)
Year Ended June 30, 2020	22.03	0.32	(0.05)	0.27	(0.35)	(2.05)	(2.40)
Year Ended June 30, 2019	22.17	0.38	0.62	1.00	(0.47)	(0.67)	(1.14)
Year Ended June 30, 2018	21.18	0.30	1.60	1.90	(0.37)	(0.54)	(0.91)
Class C
Year Ended June 30, 2022	25.26	0.19	(3.58)	(3.39)	(0.51)	(3.41)	(3.92)
Year Ended June 30, 2021	19.58	0.13	6.55	6.68	(0.24)	(0.76)	(1.00)
Year Ended June 30, 2020	21.72	0.20	(0.05)	0.15	(0.24)	(2.05)	(2.29)
Year Ended June 30, 2019	21.87	0.25	0.62	0.87	(0.35)	(0.67)	(1.02)
Year Ended June 30, 2018	20.91	0.15	1.59	1.74	(0.24)	(0.54)	(0.78)
Class I
Year Ended June 30, 2022	25.85	0.37	(3.70)	(3.33)	(0.57)	(3.41)	(3.98)
Year Ended June 30, 2021	19.97	0.31	6.71	7.020	(0.38)	(0.76)	(1.14)
Year Ended June 30, 2020	22.10	0.36	(0.06)	0.30	(0.38)	(2.05)	(2.43)
Year Ended June 30, 2019	22.23	0.42	0.63	1.05	(0.51)	(0.67)	(1.18)
Year Ended June 30, 2018	21.24	0.34	1.59	1.93	(0.40)	(0.54)	(0.94)
Class R2
Year Ended June 30, 2022	25.59	0.25	(3.64)	(3.39)	(0.53)	(3.41)	(3.94)
Year Ended June 30, 2021	19.79	0.20	6.62	6.82	(0.26)	(0.76)	(1.02)
Year Ended June 30, 2020	21.92	0.25	(0.05)	0.20	(0.28)	(2.05)	(2.33)
Year Ended June 30, 2019	22.06	0.30	0.62	0.92	(0.39)	(0.67)	(1.06)
Year Ended June 30, 2018	21.08	0.22	1.58	1.80	(0.28)	(0.54)	(0.82)
Class R3
Year Ended June 30, 2022	25.66	0.31	(3.67)	(3.36)	(0.54)	(3.41)	(3.95)
Year Ended June 30, 2021	19.83	0.27	6.64	6.91	(0.32)	(0.76)	(1.08)
Year Ended June 30, 2020	21.96	0.31	(0.06)	0.25	(0.33)	(2.05)	(2.38)
Year Ended June 30, 2019	22.12	0.37	0.60	0.97	(0.46)	(0.67)	(1.13)
Year Ended June 30, 2018	21.14	0.28	1.58	1.86	(0.34)	(0.54)	(0.88)
Class R4
Year Ended June 30, 2022	25.81	0.35	(3.68)	(3.33)	(0.57)	(3.41)	(3.98)
Year Ended June 30, 2021	19.93	0.33	6.67	7.00	(0.36)	(0.76)	(1.12)
Year Ended June 30, 2020	22.06	0.34	(0.04)	0.30	(0.38)	(2.05)	(2.43)
Year Ended June 30, 2019	22.19	0.41	0.64	1.05	(0.51)	(0.67)	(1.18)
Year Ended June 30, 2018	21.22	0.30	1.63	1.93	(0.42)	(0.54)	(0.96)
Class R5
Year Ended June 30, 2022	25.93	0.41	(3.72)	(3.31)	(0.59)	(3.41)	(4.00)
Year Ended June 30, 2021	20.03	0.35	6.72	7.07	(0.41)	(0.76)	(1.17)
Year Ended June 30, 2020	22.16	0.39	(0.06)	0.33	(0.41)	(2.05)	(2.46)
Year Ended June 30, 2019	22.29	0.44	0.64	1.08	(0.54)	(0.67)	(1.21)
Year Ended June 30, 2018	21.29	0.36	1.61	1.97	(0.43)	(0.54)	(0.97)
SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. Morgan SmartRetirement® Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$18.45	(15.82)%	$677,060	0.43%	1.40%	0.52%	36%
25.76	35.63	1,024,243	0.42	1.19	0.52	33
19.90	0.66	1,088,646	0.41	1.54	0.52	50
22.03	5.15	1,324,589	0.39	1.76	0.52	14
22.17	8.91	1,431,801	0.37	1.35	0.52	29

17.95	(16.28)	11,955	1.00	0.86	1.04	36
25.26	34.75	15,949	1.00	0.58	1.04	33
19.58	0.08	16,763	0.99	0.98	1.04	50
21.72	4.59	22,117	0.97	1.17	1.03	14
21.87	8.25	23,744	0.97	0.69	1.04	29

18.54	(15.69)	267,740	0.25	1.58	0.26	36
25.85	35.83	437,592	0.25	1.32	0.26	33
19.97	0.82	488,471	0.24	1.73	0.27	50
22.10	5.36	616,461	0.22	1.93	0.27	14
22.23	9.05	701,619	0.22	1.51	0.26	29

18.26	(16.09)	153,273	0.75	1.09	0.77	36
25.59	35.12	199,824	0.75	0.86	0.77	33
19.79	0.30	200,654	0.76	1.22	0.77	50
21.92	4.79	269,143	0.75	1.38	0.77	14
22.06	8.50	352,348	0.75	0.97	0.77	29

18.35	(15.91)	51,430	0.50	1.35	0.52	36
25.66	35.52	65,461	0.50	1.15	0.51	33
19.83	0.57	57,891	0.51	1.51	0.52	50
21.96	5.02	54,428	0.50	1.72	0.52	14
22.12	8.77	20,650	0.50	1.26	0.52	29

18.50	(15.71)	7,965	0.25	1.50	0.27	36
25.81	35.83	15,979	0.25	1.43	0.26	33
19.93	0.82	35,248	0.26	1.65	0.27	50
22.06	5.36	42,792	0.25	1.91	0.26	14
22.19	9.04	32,538	0.25	1.34	0.28	29

18.62	(15.57)	1,254,341	0.10	1.76	0.11	36
25.93	36.03	1,668,542	0.10	1.51	0.11	33
20.03	0.96	1,521,908	0.11	1.84	0.12	50
22.16	5.48	1,803,566	0.10	2.06	0.12	14
22.29	9.20	2,173,497	0.10	1.62	0.11	29
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	99

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2040 Fund (continued)
Class R6
Year Ended June 30, 2022	$25.93	$0.43	$(3.72)	$(3.29)	$(0.60)	$(3.41)	$(4.01)
Year Ended June 30, 2021	20.03	0.38	6.72	7.10	(0.44)	(0.76)	(1.20)
Year Ended June 30, 2020	22.16	0.41	(0.06)	0.35	(0.43)	(2.05)	(2.48)
Year Ended June 30, 2019	22.29	0.47	0.63	1.10	(0.56)	(0.67)	(1.23)
Year Ended June 30, 2018	21.29	0.39	1.60	1.99	(0.45)	(0.54)	(0.99)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. Morgan SmartRetirement® Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$18.63	(15.48)%	$1,747,795	0.00%	1.87%	0.01%	36%
25.93	36.17	2,166,737	0.00	1.61	0.01	33
20.03	1.06	1,899,514	0.01	1.94	0.02	50
22.16	5.58	2,006,280	0.00	2.16	0.02	14
22.29	9.31	1,639,250	0.00	1.71	0.01	29
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	101

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2045 Fund
Class A
Year Ended June 30, 2022	$25.52	$0.30	$(3.70)	$(3.40)	$(0.59)	$(3.18)	$(3.77)
Year Ended June 30, 2021	19.19	0.24	7.07	7.31	(0.30)	(0.68)	(0.98)
Year Ended June 30, 2020	21.10	0.29	(0.14)	0.15	(0.32)	(1.74)	(2.06)
Year Ended June 30, 2019	21.09	0.35	0.61	0.96	(0.44)	(0.51)	(0.95)
Year Ended June 30, 2018	20.08	0.28	1.54	1.82	(0.34)	(0.47)	(0.81)
Class C
Year Ended June 30, 2022	25.12	0.16	(3.62)	(3.46)	(0.55)	(3.18)	(3.73)
Year Ended June 30, 2021	18.96	0.10	6.98	7.08	(0.24)	(0.68)	(0.92)
Year Ended June 30, 2020	20.91	0.17	(0.15)	0.02	(0.23)	(1.74)	(1.97)
Year Ended June 30, 2019	20.92	0.22	0.62	0.84	(0.34)	(0.51)	(0.85)
Year Ended June 30, 2018	19.93	0.14	1.54	1.68	(0.22)	(0.47)	(0.69)
Class I
Year Ended June 30, 2022	25.63	0.34	(3.73)	(3.39)	(0.60)	(3.18)	(3.78)
Year Ended June 30, 2021	19.27	0.28	7.09	7.37	(0.33)	(0.68)	(1.01)
Year Ended June 30, 2020	21.18	0.33	(0.15)	0.18	(0.35)	(1.74)	(2.09)
Year Ended June 30, 2019	21.17	0.38	0.62	1.00	(0.48)	(0.51)	(0.99)
Year Ended June 30, 2018	20.15	0.31	1.55	1.86	(0.37)	(0.47)	(0.84)
Class R2
Year Ended June 30, 2022	25.37	0.22	(3.68)	(3.46)	(0.57)	(3.18)	(3.75)
Year Ended June 30, 2021	19.10	0.16	7.04	7.20	(0.25)	(0.68)	(0.93)
Year Ended June 30, 2020	21.02	0.22	(0.14)	0.08	(0.26)	(1.74)	(2.00)
Year Ended June 30, 2019	21.02	0.27	0.61	0.88	(0.37)	(0.51)	(0.88)
Year Ended June 30, 2018	20.01	0.20	1.54	1.74	(0.26)	(0.47)	(0.73)
Class R3
Year Ended June 30, 2022	25.42	0.28	(3.68)	(3.40)	(0.59)	(3.18)	(3.77)
Year Ended June 30, 2021	19.12	0.23	7.03	7.26	(0.28)	(0.68)	(0.96)
Year Ended June 30, 2020	21.03	0.28	(0.15)	0.13	(0.30)	(1.74)	(2.04)
Year Ended June 30, 2019	21.03	0.33	0.61	0.94	(0.43)	(0.51)	(0.94)
Year Ended June 30, 2018	20.04	0.28	1.51	1.79	(0.33)	(0.47)	(0.80)
Class R4
Year Ended June 30, 2022	25.58	0.31	(3.69)	(3.38)	(0.60)	(3.18)	(3.78)
Year Ended June 30, 2021	19.22	0.29	7.07	7.36	(0.32)	(0.68)	(1.00)
Year Ended June 30, 2020	21.13	0.32	(0.14)	0.18	(0.35)	(1.74)	(2.09)
Year Ended June 30, 2019	21.13	0.37	0.61	0.98	(0.47)	(0.51)	(0.98)
Year Ended June 30, 2018	20.13	0.34	1.52	1.86	(0.39)	(0.47)	(0.86)
Class R5
Year Ended June 30, 2022	25.66	0.38	(3.74)	(3.36)	(0.61)	(3.18)	(3.79)
Year Ended June 30, 2021	19.29	0.32	7.10	7.42	(0.37)	(0.68)	(1.05)
Year Ended June 30, 2020	21.20	0.35	(0.14)	0.21	(0.38)	(1.74)	(2.12)
Year Ended June 30, 2019	21.19	0.41	0.61	1.02	(0.50)	(0.51)	(1.01)
Year Ended June 30, 2018	20.17	0.34	1.55	1.89	(0.40)	(0.47)	(0.87)
SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. Morgan SmartRetirement® Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$18.35	(16.11)%	$521,553	0.43%	1.28%	0.52%	40%
25.52	38.75	793,971	0.42	1.07	0.52	32
19.19	0.12	770,111	0.41	1.45	0.53	51
21.10	5.17	879,444	0.39	1.70	0.52	16
21.09	9.03	947,727	0.37	1.29	0.53	26

17.93	(16.60)	6,283	1.00	0.72	1.04	40
25.12	37.99	10,242	1.00	0.46	1.04	32
18.96	(0.50)	11,130	0.99	0.88	1.05	51
20.91	4.58	13,398	0.97	1.07	1.04	16
20.92	8.38	14,190	0.97	0.65	1.06	26

18.46	(16.01)	161,938	0.25	1.45	0.27	40
25.63	38.97	298,715	0.25	1.23	0.27	32
19.27	0.29	358,214	0.24	1.65	0.27	51
21.18	5.32	416,712	0.22	1.84	0.27	16
21.17	9.20	460,024	0.22	1.47	0.27	26

18.16	(16.45)	119,432	0.75	0.97	0.77	40
25.37	38.36	165,130	0.75	0.71	0.77	32
19.10	(0.24)	157,856	0.76	1.12	0.77	51
21.02	4.75	192,013	0.75	1.32	0.77	16
21.02	8.65	232,508	0.75	0.92	0.77	26

18.25	(16.20)	21,019	0.50	1.21	0.52	40
25.42	38.65	29,888	0.50	1.01	0.52	32
19.12	0.04	28,735	0.51	1.39	0.53	51
21.03	5.05	24,908	0.50	1.61	0.53	16
21.03	8.90	15,215	0.50	1.30	0.53	26

18.42	(16.00)	5,215	0.25	1.32	0.27	40
25.58	39.01	11,680	0.25	1.29	0.27	32
19.22	0.28	22,576	0.26	1.62	0.27	51
21.13	5.28	18,666	0.25	1.81	0.27	16
21.13	9.20	10,785	0.25	1.56	0.30	26

18.51	(15.86)	845,697	0.10	1.64	0.11	40
25.66	39.20	1,103,307	0.10	1.41	0.12	32
19.29	0.43	1,036,265	0.10	1.73	0.12	51
21.20	5.45	1,230,281	0.10	1.99	0.12	16
21.19	9.32	1,418,444	0.10	1.58	0.11	26
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	103

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2045 Fund (continued)
Class R6
Year Ended June 30, 2022	$25.65	$0.40	$(3.74)	$(3.34)	$(0.62)	$(3.18)	$(3.80)
Year Ended June 30, 2021	19.28	0.34	7.10	7.44	(0.39)	(0.68)	(1.07)
Year Ended June 30, 2020	21.20	0.37	(0.15)	0.22	(0.40)	(1.74)	(2.14)
Year Ended June 30, 2019	21.18	0.43	0.62	1.05	(0.52)	(0.51)	(1.03)
Year Ended June 30, 2018	20.16	0.35	1.56	1.91	(0.42)	(0.47)	(0.89)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. Morgan SmartRetirement® Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$18.51	(15.79)%	$1,425,466	0.00%	1.75%	0.02%	40%
25.65	39.36	1,706,379	0.00	1.48	0.02	32
19.28	0.48	1,442,523	0.00	1.84	0.02	51
21.20	5.60	1,598,285	0.00	2.08	0.02	16
21.18	9.44	1,238,000	0.00	1.65	0.02	26
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	105

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2050 Fund
Class A
Year Ended June 30, 2022	$25.66	$0.29	$(3.77)	$(3.48)	$(0.59)	$(3.14)	$(3.73)
Year Ended June 30, 2021	19.30	0.25	7.10	7.35	(0.29)	(0.70)	(0.99)
Year Ended June 30, 2020	21.14	0.29	(0.15)	0.14	(0.32)	(1.66)	(1.98)
Year Ended June 30, 2019	21.06	0.35	0.62	0.97	(0.44)	(0.45)	(0.89)
Year Ended June 30, 2018	20.04	0.28	1.54	1.82	(0.34)	(0.46)	(0.80)
Class C
Year Ended June 30, 2022	25.22	0.17	(3.69)	(3.52)	(0.56)	(3.14)	(3.70)
Year Ended June 30, 2021	19.05	0.09	7.02	7.11	(0.24)	(0.70)	(0.94)
Year Ended June 30, 2020	20.92	0.17	(0.15)	0.02	(0.23)	(1.66)	(1.89)
Year Ended June 30, 2019	20.87	0.23	0.61	0.84	(0.34)	(0.45)	(0.79)
Year Ended June 30, 2018	19.87	0.14	1.54	1.68	(0.22)	(0.46)	(0.68)
Class I
Year Ended June 30, 2022	25.77	0.34	(3.80)	(3.46)	(0.60)	(3.14)	(3.74)
Year Ended June 30, 2021	19.38	0.28	7.14	7.42	(0.33)	(0.70)	(1.03)
Year Ended June 30, 2020	21.22	0.33	(0.16)	0.17	(0.35)	(1.66)	(2.01)
Year Ended June 30, 2019	21.14	0.38	0.63	1.01	(0.48)	(0.45)	(0.93)
Year Ended June 30, 2018	20.10	0.32	1.55	1.87	(0.37)	(0.46)	(0.83)
Class R2
Year Ended June 30, 2022	25.48	0.22	(3.74)	(3.52)	(0.57)	(3.14)	(3.71)
Year Ended June 30, 2021	19.20	0.16	7.07	7.23	(0.25)	(0.70)	(0.95)
Year Ended June 30, 2020	21.05	0.23	(0.16)	0.07	(0.26)	(1.66)	(1.92)
Year Ended June 30, 2019	20.98	0.27	0.62	0.89	(0.37)	(0.45)	(0.82)
Year Ended June 30, 2018	19.96	0.19	1.55	1.74	(0.26)	(0.46)	(0.72)
Class R3
Year Ended June 30, 2022	25.55	0.28	(3.75)	(3.47)	(0.59)	(3.14)	(3.73)
Year Ended June 30, 2021	19.23	0.24	7.06	7.30	(0.28)	(0.70)	(0.98)
Year Ended June 30, 2020	21.07	0.29	(0.17)	0.12	(0.30)	(1.66)	(1.96)
Year Ended June 30, 2019	21.00	0.32	0.63	0.95	(0.43)	(0.45)	(0.88)
Year Ended June 30, 2018	19.99	0.26	1.53	1.79	(0.32)	(0.46)	(0.78)
Class R4
Year Ended June 30, 2022	25.73	0.32	(3.77)	(3.45)	(0.60)	(3.14)	(3.74)
Year Ended June 30, 2021	19.34	0.29	7.11	7.40	(0.31)	(0.70)	(1.01)
Year Ended June 30, 2020	21.18	0.30	(0.13)	0.17	(0.35)	(1.66)	(2.01)
Year Ended June 30, 2019	21.11	0.37	0.62	0.99	(0.47)	(0.45)	(0.92)
Year Ended June 30, 2018	20.10	0.24	1.61	1.85	(0.38)	(0.46)	(0.84)
Class R5
Year Ended June 30, 2022	25.82	0.38	(3.81)	(3.43)	(0.62)	(3.14)	(3.76)
Year Ended June 30, 2021	19.41	0.32	7.15	7.47	(0.36)	(0.70)	(1.06)
Year Ended June 30, 2020	21.25	0.35	(0.15)	0.20	(0.38)	(1.66)	(2.04)
Year Ended June 30, 2019	21.17	0.41	0.62	1.03	(0.50)	(0.45)	(0.95)
Year Ended June 30, 2018	20.13	0.34	1.55	1.89	(0.39)	(0.46)	(0.85)
SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. Morgan SmartRetirement® Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$18.45	(16.32)%	$410,646	0.43%	1.26%	0.52%	42%
25.66	38.77	622,310	0.42	1.08	0.52	33
19.30	0.11	669,044	0.41	1.44	0.53	50
21.14	5.17	776,437	0.39	1.70	0.53	15
21.06	9.04	795,191	0.37	1.30	0.53	25

18.00	(16.78)	7,296	1.00	0.73	1.05	42
25.22	37.97	9,790	1.00	0.39	1.06	33
19.05	(0.47)	10,868	0.99	0.88	1.06	50
20.92	4.54	14,549	0.97	1.11	1.05	15
20.87	8.41	14,612	0.97	0.68	1.07	25

18.57	(16.17)	197,122	0.25	1.44	0.27	42
25.77	38.99	341,114	0.25	1.20	0.27	33
19.38	0.27	351,331	0.24	1.63	0.27	50
21.22	5.33	412,675	0.22	1.84	0.27	15
21.14	9.27	439,081	0.22	1.48	0.27	25

18.25	(16.59)	111,445	0.75	0.96	0.77	42
25.48	38.33	143,149	0.75	0.71	0.77	33
19.20	(0.25)	141,456	0.76	1.14	0.78	50
21.05	4.76	185,990	0.75	1.33	0.77	15
20.98	8.66	211,291	0.75	0.92	0.77	25

18.35	(16.36)	24,905	0.50	1.20	0.52	42
25.55	38.64	32,912	0.50	1.05	0.52	33
19.23	0.02	28,624	0.51	1.44	0.53	50
21.07	5.06	29,624	0.50	1.58	0.53	15
21.00	8.91	16,637	0.50	1.21	0.52	25

18.54	(16.15)	6,998	0.25	1.37	0.27	42
25.73	38.98	10,679	0.25	1.26	0.27	33
19.34	0.27	21,884	0.25	1.46	0.27	50
21.18	5.27	32,117	0.25	1.82	0.27	15
21.11	9.19	22,930	0.25	1.14	0.28	25

18.63	(16.04)	956,841	0.10	1.62	0.12	42
25.82	39.25	1,208,319	0.10	1.37	0.12	33
19.41	0.41	1,040,450	0.10	1.74	0.12	50
21.25	5.45	1,151,555	0.10	1.99	0.12	15
21.17	9.39	1,270,105	0.10	1.61	0.12	25
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	107

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2050 Fund (continued)
Class R6
Year Ended June 30, 2022	$25.83	$0.40	$(3.81)	$(3.41)	$(0.63)	$(3.14)	$(3.77)
Year Ended June 30, 2021	19.42	0.34	7.16	7.50	(0.39)	(0.70)	(1.09)
Year Ended June 30, 2020	21.26	0.37	(0.15)	0.22	(0.40)	(1.66)	(2.06)
Year Ended June 30, 2019	21.18	0.43	0.62	1.05	(0.52)	(0.45)	(0.97)
Year Ended June 30, 2018	20.14	0.34	1.58	1.92	(0.42)	(0.46)	(0.88)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. Morgan SmartRetirement® Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$18.65	(15.95)%	$1,140,227	0.00%	1.73%	0.02%	42%
25.83	39.36	1,389,666	0.00	1.48	0.02	33
19.42	0.51	1,183,628	0.00	1.83	0.02	50
21.26	5.55	1,333,241	0.00	2.09	0.02	15
21.18	9.49	993,416	0.00	1.60	0.02	25
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	109

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2055 Fund
Class A
Year Ended June 30, 2022	$29.64	$0.34	$(4.52)	$(4.18)	$(0.70)	$(2.63)	$(3.33)
Year Ended June 30, 2021	22.16	0.29	8.18	8.47	(0.34)	(0.65)	(0.99)
Year Ended June 30, 2020	23.80	0.33	(0.19)	0.14	(0.37)	(1.41)	(1.78)
Year Ended June 30, 2019	23.52	0.39	0.72	1.11	(0.49)	(0.34)	(0.83)
Year Ended June 30, 2018	22.30	0.31	1.71	2.02	(0.38)	(0.42)	(0.80)
Class C
Year Ended June 30, 2022	29.29	0.19	(4.45)	(4.26)	(0.67)	(2.63)	(3.30)
Year Ended June 30, 2021	21.99	0.12	8.11	8.23	(0.28)	(0.65)	(0.93)
Year Ended June 30, 2020	23.66	0.21	(0.20)	0.01	(0.27)	(1.41)	(1.68)
Year Ended June 30, 2019	23.40	0.24	0.73	0.97	(0.37)	(0.34)	(0.71)
Year Ended June 30, 2018	22.20	0.17	1.70	1.87	(0.25)	(0.42)	(0.67)
Class I
Year Ended June 30, 2022	29.70	0.39	(4.53)	(4.14)	(0.72)	(2.63)	(3.35)
Year Ended June 30, 2021	22.21	0.33	8.19	8.52	(0.38)	(0.65)	(1.03)
Year Ended June 30, 2020	23.84	0.38	(0.20)	0.18	(0.40)	(1.41)	(1.81)
Year Ended June 30, 2019	23.56	0.42	0.73	1.15	(0.53)	(0.34)	(0.87)
Year Ended June 30, 2018	22.33	0.35	1.71	2.06	(0.41)	(0.42)	(0.83)
Class R2
Year Ended June 30, 2022	29.51	0.25	(4.49)	(4.24)	(0.68)	(2.63)	(3.31)
Year Ended June 30, 2021	22.11	0.19	8.15	8.34	(0.29)	(0.65)	(0.94)
Year Ended June 30, 2020	23.75	0.25	(0.18)	0.07	(0.30)	(1.41)	(1.71)
Year Ended June 30, 2019	23.47	0.31	0.72	1.03	(0.41)	(0.34)	(0.75)
Year Ended June 30, 2018	22.26	0.22	1.70	1.92	(0.29)	(0.42)	(0.71)
Class R3
Year Ended June 30, 2022	29.54	0.32	(4.50)	(4.18)	(0.70)	(2.63)	(3.33)
Year Ended June 30, 2021	22.10	0.26	8.15	8.41	(0.32)	(0.65)	(0.97)
Year Ended June 30, 2020	23.73	0.33	(0.20)	0.13	(0.35)	(1.41)	(1.76)
Year Ended June 30, 2019	23.46	0.36	0.73	1.09	(0.48)	(0.34)	(0.82)
Year Ended June 30, 2018	22.26	0.29	1.69	1.98	(0.36)	(0.42)	(0.78)
Class R4
Year Ended June 30, 2022	29.68	0.35	(4.49)	(4.14)	(0.72)	(2.63)	(3.35)
Year Ended June 30, 2021	22.18	0.34	8.17	8.51	(0.36)	(0.65)	(1.01)
Year Ended June 30, 2020	23.81	0.37	(0.19)	0.18	(0.40)	(1.41)	(1.81)
Year Ended June 30, 2019	23.53	0.43	0.72	1.15	(0.53)	(0.34)	(0.87)
Year Ended June 30, 2018	22.33	0.29	1.75	2.04	(0.42)	(0.42)	(0.84)
Class R5
Year Ended June 30, 2022	29.73	0.44	(4.55)	(4.11)	(0.73)	(2.63)	(3.36)
Year Ended June 30, 2021	22.23	0.37	8.20	8.57	(0.42)	(0.65)	(1.07)
Year Ended June 30, 2020	23.86	0.40	(0.19)	0.21	(0.43)	(1.41)	(1.84)
Year Ended June 30, 2019	23.58	0.46	0.72	1.18	(0.56)	(0.34)	(0.90)
Year Ended June 30, 2018	22.35	0.38	1.71	2.09	(0.44)	(0.42)	(0.86)
SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. Morgan SmartRetirement® Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$22.13	(16.24)%	$229,868	0.42%	1.25%	0.53%	44%
29.64	38.80	353,792	0.42	1.10	0.53	35
22.16	0.13	333,643	0.41	1.46	0.54	59
23.80	5.17	337,832	0.39	1.70	0.54	11
23.52	9.01	308,278	0.37	1.30	0.55	21

21.73	(16.74)	5,304	1.01	0.72	1.06	44
29.29	37.96	6,503	1.00	0.47	1.06	35
21.99	(0.42)	5,393	0.99	0.91	1.12	59
23.66	4.56	4,894	0.97	1.06	1.09	11
23.40	8.36	4,206	0.97	0.70	1.17	21

22.21	(16.10)	97,551	0.25	1.42	0.28	44
29.70	38.98	163,327	0.25	1.24	0.28	35
22.21	0.34	164,090	0.24	1.66	0.28	59
23.84	5.33	153,011	0.22	1.81	0.28	11
23.56	9.20	153,796	0.22	1.49	0.28	21

21.96	(16.53)	85,684	0.76	0.92	0.78	44
29.51	38.29	108,729	0.75	0.72	0.78	35
22.11	(0.18)	93,217	0.76	1.11	0.79	59
23.75	4.80	98,714	0.75	1.33	0.79	11
23.47	8.57	100,046	0.75	0.92	0.79	21

22.03	(16.31)	10,367	0.50	1.18	0.54	44
29.54	38.64	14,248	0.50	1.00	0.53	35
22.10	0.09	12,681	0.50	1.46	0.55	59
23.73	5.06	11,479	0.50	1.58	0.55	11
23.46	8.86	5,694	0.50	1.24	0.57	21

22.19	(16.12)	2,315	0.25	1.25	0.28	44
29.68	38.98	4,137	0.25	1.30	0.28	35
22.18	0.33	8,754	0.25	1.63	0.29	59
23.81	5.33	6,657	0.25	1.89	0.29	11
23.53	9.12	4,320	0.25	1.21	0.33	21

22.26	(15.97)	472,573	0.10	1.62	0.12	44
29.73	39.20	549,015	0.10	1.41	0.13	35
22.23	0.48	458,536	0.10	1.75	0.13	59
23.86	5.46	492,994	0.10	2.00	0.13	11
23.58	9.32	466,450	0.10	1.62	0.13	21
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	111

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2055 Fund (continued)
Class R6
Year Ended June 30, 2022	$29.74	$0.47	$(4.55)	$(4.08)	$(0.75)	$(2.63)	$(3.38)
Year Ended June 30, 2021	22.24	0.39	8.21	8.60	(0.45)	(0.65)	(1.10)
Year Ended June 30, 2020	23.87	0.42	(0.18)	0.24	(0.46)	(1.41)	(1.87)
Year Ended June 30, 2019	23.58	0.48	0.73	1.21	(0.58)	(0.34)	(0.92)
Year Ended June 30, 2018	22.36	0.39	1.71	2.10	(0.46)	(0.42)	(0.88)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. Morgan SmartRetirement® Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$22.28	(15.88)%	$703,185	0.00%	1.73%	0.03%	44%
29.74	39.32	782,080	0.00	1.47	0.03	35
22.24	0.58	599,703	0.00	1.82	0.03	59
23.87	5.60	695,353	0.00	2.09	0.03	11
23.58	9.37	439,087	0.00	1.62	0.04	21
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	113

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2060 Fund
Class A
Year Ended June 30, 2022	$23.51	$0.29	$(3.73)	$(3.44)	$(0.57)	$(1.37)	$(1.94)
Year Ended June 30, 2021	17.52	0.22	6.47	6.69	(0.26)	(0.44)	(0.70)
Year Ended June 30, 2020	18.17	0.25	(0.21)	0.04	(0.29)	(0.40)	(0.69)
Year Ended June 30, 2019	17.74	0.30	0.58	0.88	(0.38)	(0.07)	(0.45)
Year Ended June 30, 2018	16.57	0.23	1.29	1.52	(0.28)	(0.07)	(0.35)
Class C
Year Ended June 30, 2022	23.31	0.18	(3.71)	(3.53)	(0.54)	(1.37)	(1.91)
Year Ended June 30, 2021	17.43	0.08	6.45	6.53	(0.21)	(0.44)	(0.65)
Year Ended June 30, 2020	18.11	0.15	(0.21)	(0.06)	(0.22)	(0.40)	(0.62)
Year Ended June 30, 2019	17.70	0.17	0.60	0.77	(0.29)	(0.07)	(0.36)
Year Ended June 30, 2018	16.57	0.10	1.31	1.41	(0.21)	(0.07)	(0.28)
Class I
Year Ended June 30, 2022	23.56	0.31	(3.73)	(3.42)	(0.58)	(1.37)	(1.95)
Year Ended June 30, 2021	17.55	0.25	6.49	6.74	(0.29)	(0.44)	(0.73)
Year Ended June 30, 2020	18.20	0.29	(0.22)	0.07	(0.32)	(0.40)	(0.72)
Year Ended June 30, 2019	17.76	0.33	0.58	0.91	(0.40)	(0.07)	(0.47)
Year Ended June 30, 2018	16.59	0.25	1.29	1.54	(0.30)	(0.07)	(0.37)
Class R2
Year Ended June 30, 2022	23.44	0.20	(3.70)	(3.50)	(0.55)	(1.37)	(1.92)
Year Ended June 30, 2021	17.49	0.15	6.46	6.61	(0.22)	(0.44)	(0.66)
Year Ended June 30, 2020	18.16	0.21	(0.24)	(0.03)	(0.24)	(0.40)	(0.64)
Year Ended June 30, 2019	17.73	0.24	0.58	0.82	(0.32)	(0.07)	(0.39)
Year Ended June 30, 2018	16.58	0.14	1.31	1.45	(0.23)	(0.07)	(0.30)
Class R3
Year Ended June 30, 2022	23.51	0.26	(3.73)	(3.47)	(0.56)	(1.37)	(1.93)
Year Ended June 30, 2021	17.52	0.21	6.47	6.68	(0.25)	(0.44)	(0.69)
Year Ended June 30, 2020	18.17	0.26	(0.23)	0.03	(0.28)	(0.40)	(0.68)
Year Ended June 30, 2019	17.74	0.28	0.58	0.86	(0.36)	(0.07)	(0.43)
Year Ended June 30, 2018	16.58	0.21	1.28	1.49	(0.26)	(0.07)	(0.33)
Class R4
Year Ended June 30, 2022	23.55	0.29	(3.70)	(3.41)	(0.58)	(1.37)	(1.95)
Year Ended June 30, 2021	17.54	0.30	6.44	6.74	(0.29)	(0.44)	(0.73)
Year Ended June 30, 2020	18.20	0.26	(0.20)	0.06	(0.32)	(0.40)	(0.72)
Year Ended June 30, 2019	17.76	0.33	0.58	0.91	(0.40)	(0.07)	(0.47)
Year Ended June 30, 2018	16.60	0.28	1.25	1.53	(0.30)	(0.07)	(0.37)
Class R5
Year Ended June 30, 2022	23.56	0.35	(3.75)	(3.40)	(0.59)	(1.37)	(1.96)
Year Ended June 30, 2021	17.54	0.28	6.50	6.78	(0.32)	(0.44)	(0.76)
Year Ended June 30, 2020	18.20	0.31	(0.23)	0.08	(0.34)	(0.40)	(0.74)
Year Ended June 30, 2019	17.76	0.35	0.58	0.93	(0.42)	(0.07)	(0.49)
Year Ended June 30, 2018	16.59	0.27	1.29	1.56	(0.32)	(0.07)	(0.39)
SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. Morgan SmartRetirement® Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$18.13	(16.24)%	$39,896	0.43%	1.30%	0.59%	47%
23.51	38.70	50,703	0.42	1.05	0.59	36
17.52	0.03	45,390	0.41	1.42	0.66	41
18.17	5.27	27,198	0.39	1.71	0.67	12
17.74	9.14	13,161	0.38	1.31	1.27	39

17.87	(16.76)	1,873	1.01	0.83	1.10	47
23.31	37.99	1,992	1.00	0.40	1.12	36
17.43	(0.56)	1,267	0.99	0.87	1.22	41
18.11	4.65	780	0.97	0.99	1.25	12
17.70	8.45	356	0.97	0.58	1.90	39

18.19	(16.12)	28,164	0.26	1.41	0.33	47
23.56	38.99	50,531	0.25	1.17	0.32	36
17.55	0.20	25,175	0.24	1.64	0.39	41
18.20	5.48	13,277	0.22	1.88	0.39	12
17.76	9.24	6,673	0.22	1.42	0.94	39

18.02	(16.53)	9,499	0.76	0.94	0.84	47
23.44	38.34	9,829	0.75	0.72	0.84	36
17.49	(0.39)	5,747	0.75	1.17	0.93	41
18.16	4.91	3,816	0.75	1.38	0.91	12
17.73	8.69	2,321	0.75	0.78	1.50	39

18.11	(16.34)	7,162	0.51	1.20	0.59	47
23.51	38.64	7,448	0.50	0.99	0.59	36
17.52	(0.07)	4,378	0.50	1.47	0.68	41
18.17	5.18	3,361	0.50	1.58	0.71	12
17.74	8.93	1,012	0.50	1.16	1.40	39

18.19	(16.09)	407	0.26	1.29	0.37	47
23.55	38.98	1,255	0.25	1.44	0.36	36
17.54	0.12	1,262	0.25	1.46	0.42	41
18.20	5.47	1,818	0.25	1.87	0.41	12
17.76	9.20	351	0.25	1.54	1.15	39

18.20	(16.02)	115,172	0.11	1.58	0.18	47
23.56	39.25	92,080	0.10	1.31	0.17	36
17.54	0.26	55,957	0.10	1.77	0.24	41
18.20	5.60	35,100	0.10	1.99	0.23	12
17.76	9.37	16,799	0.10	1.51	0.79	39
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	115

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2060 Fund (continued)
Class R6
Year Ended June 30, 2022	$23.59	$0.38	$(3.76)	$(3.38)	$(0.60)	$(1.37)	$(1.97)
Year Ended June 30, 2021	17.57	0.30	6.50	6.80	(0.34)	(0.44)	(0.78)
Year Ended June 30, 2020	18.22	0.33	(0.22)	0.11	(0.36)	(0.40)	(0.76)
Year Ended June 30, 2019	17.78	0.37	0.58	0.95	(0.44)	(0.07)	(0.51)
Year Ended June 30, 2018	16.60	0.28	1.30	1.58	(0.33)	(0.07)	(0.40)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. Morgan SmartRetirement® Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$18.24	(15.92)%	$260,352	0.01%	1.72%	0.08%	47%
23.59	39.32	235,256	0.00	1.41	0.08	36
17.57	0.41	139,446	0.00	1.89	0.14	41
18.22	5.69	84,379	0.00	2.12	0.13	12
17.78	9.52	34,676	0.00	1.56	0.67	39
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	117

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The following are 10 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Diversification Classification
JPMorgan SmartRetirement® Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2020 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2025 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2030 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2035 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2040 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2045 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2050 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2055 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2060 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement® Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds' investments. The Administrator implements the valuation policies of the Funds' investments, as

118	J.P. Morgan SmartRetirement® Funds	June 30, 2022

directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.
Investments in open-end investment companies, excluding exchange-traded funds ("ETFs") (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
JPMorgan SmartRetirement® Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$295,756	$—	$—	$295,756
Investment Companies	1,120,566	—	—	1,120,566
U.S. Treasury Obligations	—	4,629	—	4,629
Short-Term Investments
Investment Companies	113,286	—	—	113,286
Total Investments in Securities	$1,529,608	$4,629	$—	$1,534,237
Appreciation in Other Financial Instruments
Futures Contracts	$290	$—	$—	$290
Depreciation in Other Financial Instruments
Futures Contracts	(310)	—	—	(310)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(20)	$—	$—	$(20)

June 30, 2022	J.P. Morgan SmartRetirement® Funds	119

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® 2020 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$417,374	$—	$—	$417,374
Investment Companies	1,587,309	—	—	1,587,309
U.S. Treasury Obligations	—	6,952	—	6,952
Short-Term Investments
Investment Companies	159,349	—	—	159,349
Total Investments in Securities	$2,164,032	$6,952	$—	$2,170,984
Appreciation in Other Financial Instruments
Futures Contracts	$529	$—	$—	$529
Depreciation in Other Financial Instruments
Futures Contracts	(475)	—	—	(475)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$54	$—	$—	$54

JPMorgan SmartRetirement® 2025 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$709,685	$—	$—	$709,685
Investment Companies	3,014,858	—	—	3,014,858
U.S. Treasury Obligations	—	8,419	—	8,419
Short-Term Investments
Investment Companies	148,036	—	—	148,036
Total Investments in Securities	$3,872,579	$8,419	$—	$3,880,998
Appreciation in Other Financial Instruments
Futures Contracts	$1,427	$—	$—	$1,427
Depreciation in Other Financial Instruments
Futures Contracts	(389)	—	—	(389)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$1,038	$—	$—	$1,038

JPMorgan SmartRetirement® 2030 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$913,296	$—	$—	$913,296
Investment Companies	3,829,661	—	—	3,829,661
U.S. Treasury Obligations	—	10,197	—	10,197
Short-Term Investments
Investment Companies	136,133	—	—	136,133
Total Investments in Securities	$4,879,090	$10,197	$—	$4,889,287
Appreciation in Other Financial Instruments
Futures Contracts	$1,544	$—	$—	$1,544

120	J.P. Morgan SmartRetirement® Funds	June 30, 2022

JPMorgan SmartRetirement® 2030 Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Depreciation in Other Financial Instruments
Futures Contracts	$(385)	$—	$—	$(385)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$1,159	$—	$—	$1,159

JPMorgan SmartRetirement® 2035 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$804,064	$—	$—	$804,064
Investment Companies	3,168,196	—	—	3,168,196
U.S. Treasury Obligations	—	15,387	—	15,387
Short-Term Investments
Investment Companies	120,992	—	—	120,992
Total Investments in Securities	$4,093,252	$15,387	$—	$4,108,639
Appreciation in Other Financial Instruments
Futures Contracts	$1,570	$—	$—	$1,570
Depreciation in Other Financial Instruments
Futures Contracts	(496)	—	—	(496)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$1,074	$—	$—	$1,074

JPMorgan SmartRetirement® 2040 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$907,081	$—	$—	$907,081
Investment Companies	3,157,378	—	—	3,157,378
U.S. Treasury Obligations	—	15,086	—	15,086
Short-Term Investments
Investment Companies	66,519	—	—	66,519
Total Investments in Securities	$4,130,978	$15,086	$—	$4,146,064
Appreciation in Other Financial Instruments
Futures Contracts	$1,522	$—	$—	$1,522
Depreciation in Other Financial Instruments
Futures Contracts	(692)	—	—	(692)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$830	$—	$—	$830

June 30, 2022	J.P. Morgan SmartRetirement® Funds	121

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® 2045 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$734,417	$—	$—	$734,417
Investment Companies	2,280,917	—	—	2,280,917
U.S. Treasury Obligations	—	11,929	—	11,929
Short-Term Investments
Investment Companies	67,003	—	—	67,003
Total Investments in Securities	$3,082,337	$11,929	$—	$3,094,266
Appreciation in Other Financial Instruments
Futures Contracts	$755	$—	$—	$755
Depreciation in Other Financial Instruments
Futures Contracts	(464)	—	—	(464)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$291	$—	$—	$291

JPMorgan SmartRetirement® 2050 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$680,206	$—	$—	$680,206
Investment Companies	2,093,916	—	—	2,093,916
U.S. Treasury Obligations	—	11,189	—	11,189
Short-Term Investments
Investment Companies	59,418	—	—	59,418
Total Investments in Securities	$2,833,540	$11,189	$—	$2,844,729
Appreciation in Other Financial Instruments
Futures Contracts	$831	$—	$—	$831
Depreciation in Other Financial Instruments
Futures Contracts	(428)	—	—	(428)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$403	$—	$—	$403

JPMorgan SmartRetirement® 2055 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$384,391	$—	$—	$384,391
Investment Companies	1,179,782	—	—	1,179,782
U.S. Treasury Obligations	—	6,767	—	6,767
Short-Term Investments
Investment Companies	33,384	—	—	33,384
Total Investments in Securities	$1,597,557	$6,767	$—	$1,604,324
Appreciation in Other Financial Instruments
Futures Contracts	$386	$—	$—	$386

122	J.P. Morgan SmartRetirement® Funds	June 30, 2022

JPMorgan SmartRetirement® 2055 Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Depreciation in Other Financial Instruments
Futures Contracts	$(335)	$—	$—	$(335)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$51	$—	$—	$51

JPMorgan SmartRetirement® 2060 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$108,097	$—	$—	$108,097
Investment Companies	337,272	—	—	337,272
U.S. Treasury Obligations	—	1,838	—	1,838
Short-Term Investments
Investment Companies	14,780	—	—	14,780
Total Investments in Securities	$460,149	$1,838	$—	$461,987
Appreciation in Other Financial Instruments
Futures Contracts	$119	$—	$—	$119
Depreciation in Other Financial Instruments
Futures Contracts	(67)	—	—	(67)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$52	$—	$—	$52
B. Investment Transactions with Affiliates — The Funds invested in Underlying Funds and ETFs, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ and ETFs' distributions may be reinvested into such Underlying Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
JPMorgan SmartRetirement® Income Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$—	$24,626	$—	$—	$(2,447)	$22,179	607	$—	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	10,379	3,310	8,186	969	(958)	5,514	63	157	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	43,853	10,051	8,504	1,265	(11,018)	35,647	511	401	—
JPMorgan Core Bond Fund Class R6 Shares (a)	536,966	56,863	106,336	(3,287)	(56,609)	427,597	40,377	10,652	3,511
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	—	158,432	7,514	(672)	(7,874)	142,372	19,110	1,127	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	39,796	27,088	27,025	(6,906)	(5,688)	27,265	4,693	1,865	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	35,531	4,744	674	(104)	(13,475)	26,022	908	212	985

June 30, 2022	J.P. Morgan SmartRetirement® Funds	123

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® Income Fund (continued)
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	$32,872	$5,190	$1,795	$(460)	$(10,036)	$25,771	1,640	$809	$774
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	39,746	1,446	35,203	(6,115)	126	—	—	1,444	—
JPMorgan Equity Income Fund Class R6 Shares (a)	107,569	2,963	113,454	27,971	(25,049)	—	—	1,263	1,700
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	27,305	1,997	9,438	(359)	(1,253)	18,252	2,212	762	—
JPMorgan High Yield Fund Class R6 Shares (a)	79,357	43,260	39,400	(1,638)	(12,787)	68,792	11,186	3,850	—
JPMorgan High Yield Research Enhanced ETF (a)	81,234	—	64,957	(5,251)	(2,238)	8,788	202	2,788	—
JPMorgan Income Fund Class R6 Shares (a)	56,262	1,312	55,167	(1,626)	(781)	—	—	1,408	—
JPMorgan Inflation Managed Bond ETF (a)	—	126,227	10,558	(77)	1,226	116,818	2,419	927	—
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	161,067	9,244	161,982	1,996	(10,325)	—	—	2,674	—
JPMorgan International Equity Fund Class R6 Shares (a)	134,782	16,675	64,620	11,228	(37,763)	60,302	3,788	2,598	5,322
JPMorgan International Research Enhanced Equity ETF (a)	—	98,645	—	—(b)	(8,084)	90,561	1,875	—	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	70,633	46,540	107,647	824	(10,350)	—	—	2,655	—
JPMorgan Large Cap Value Fund Class R6 Shares (a)	62,604	76	61,405	(3,780)	2,505	—	—	76	—
JPMorgan Realty Income ETF (a)	—	10,978	—	—(b)	5,271	16,249	335	20	—
JPMorgan Realty Income Fund Class R6 Shares (a)	30,380	4,397	25,479	2,941	(12,239)	—	—	221	4,177
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	306,095	4,125	296,250	(5,987)	(7,983)	—	—	3,466	660
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	13,967	8,551	2,927	1,684	(6,056)	15,219	284	41	1,800
JPMorgan Small Cap Growth Fund Class R6 Shares (a) *	7,764	3,664	—	—	(4,112)	7,316	422	—	816
JPMorgan Small Cap Value Fund Class R6 Shares (a)	9,634	4,178	4,203	1,594	(3,700)	7,503	299	52	749
JPMorgan U.S. Equity Fund Class R6 Shares (a)	132,930	74,929	26,832	(1,766)	(32,158)	147,103	8,334	1,387	16,452
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (c)	49,551	529,734	465,999	—	—	113,286	113,286	169	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	—	171,609	2,333	(480)	(21,744)	147,052	5,034	610	—
Total	$2,070,277	$1,450,854	$1,707,888	$11,964	$(295,599)	$1,529,608		$41,634	$36,946

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of June 30, 2022.
*	Non-income producing security.

124	J.P. Morgan SmartRetirement® Funds	June 30, 2022

JPMorgan SmartRetirement® 2020 Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$—	$36,431	$3,959	$(628)	$(3,140)	$28,704	785	$—	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	16,470	260	8,758	1,679	(1,534)	8,117	93	317	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	71,627	12,179	20,701	3,371	(16,858)	49,618	711	633	—
JPMorgan Core Bond Fund Class R6 Shares (a)	899,837	69,408	270,391	(6,713)	(87,078)	605,063	57,135	16,901	5,753
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	—	239,654	25,645	(1,889)	(10,652)	201,468	27,043	1,638	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	67,643	33,698	42,830	(11,813)	(7,955)	38,743	6,668	2,995	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	59,664	15,209	15,527	2,909	(23,945)	38,310	1,336	333	1,550
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	56,698	3,079	9,721	(2,727)	(14,290)	33,039	2,103	1,396	1,335
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	67,606	2,363	60,153	(9,479)	(337)	—	—	2,363	—
JPMorgan Equity Income Fund Class R6 Shares (a)	179,451	4,893	188,881	48,480	(43,943)	—	—	2,137	2,755
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	47,132	1,238	19,055	(1,072)	(1,378)	26,865	3,256	1,239	—
JPMorgan High Yield Fund Class R6 Shares (a)	124,668	65,322	70,929	(2,307)	(18,983)	97,771	15,898	5,806	—
JPMorgan High Yield Research Enhanced ETF (a)	140,677	—	116,957	(8,749)	(3,219)	11,752	269	4,630	—
JPMorgan Income Fund Class R6 Shares (a)	96,774	2,285	94,790	(2,962)	(1,307)	—	—	2,387	—
JPMorgan Inflation Managed Bond ETF (a)	—	186,569	22,808	327	1,215	165,303	3,423	1,334	—
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	269,612	4,422	261,788	3,512	(15,758)	—	—	4,422	—
JPMorgan International Equity Fund Class R6 Shares (a)	225,439	20,569	118,952	25,525	(68,226)	84,355	5,299	4,404	9,020
JPMorgan International Research Enhanced Equity ETF (a)	—	145,487	3,321	(456)	(11,635)	130,075	2,694	—	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	121,591	60,164	167,194	1,702	(16,263)	—	—	4,377	—
JPMorgan Large Cap Value Fund Class R6 Shares (a)	105,393	126	103,217	(6,520)	4,218	—	—	126	—
JPMorgan Realty Income ETF (a)	—	13,410	—	—(b)	10,395	23,805	491	30	—
JPMorgan Realty Income Fund Class R6 Shares (a)	52,285	6,598	43,171	10,361	(26,073)	—	—	360	6,238
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	512,947	14,743	505,087	(9,204)	(13,399)	—	—	5,666	1,083
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	24,462	10,514	4,642	311	(8,282)	22,363	417	91	3,958
JPMorgan Small Cap Growth Fund Class R6 Shares (a) *	8,044	7,844	—	—	(5,142)	10,746	620	—	846
JPMorgan Small Cap Value Fund Class R6 Shares (a)	10,797	3,657	—	—	(3,432)	11,022	438	92	1,523
JPMorgan U.S. Equity Fund Class R6 Shares (a)	224,449	117,712	82,197	(4,886)	(45,397)	209,681	11,880	2,220	28,532

June 30, 2022	J.P. Morgan SmartRetirement® Funds	125

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® 2020 Fund (continued)
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (c)	$103,481	$943,020	$887,152	$—	$—	$159,349	159,349	$217	$—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	—	255,326	15,395	(1,659)	(30,389)	207,883	7,117	875	—
Total	$3,486,747	$2,276,180	$3,163,221	$27,113	$(462,787)	$2,164,032		$66,989	$62,593

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of June 30, 2022.
*	Non-income producing security.

JPMorgan SmartRetirement® 2025 Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$—	$79,888	$—	$—	$(8,124)	$71,764	1,963	$—	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	40,363	—	22,470	3,436	(3,643)	17,686	201	649	—(b)
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	165,896	19,478	38,922	6,639	(38,503)	114,588	1,642	1,468	—
JPMorgan Core Bond Fund Class R6 Shares (a)	1,303,516	192,349	308,088	(10,479)	(137,977)	1,039,321	98,142	26,137	8,580
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	—	389,301	22,575	(2,028)	(18,653)	346,045	46,449	2,742	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	90,173	60,285	37,252	(9,871)	(19,540)	83,795	14,423	4,409	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	133,692	20,684	110,061	34,215	(77,210)	1,320	46	846	3,934
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	138,405	22,223	44,715	(7,830)	(32,091)	75,992	4,837	3,225	3,085
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	90,122	3,313	79,668	(14,506)	739	—	—	3,313	—
JPMorgan Equity Income Fund Class R6 Shares (a)	412,524	11,156	434,025	106,112	(95,767)	—	—	4,868	6,289
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	53,916	1,671	10,411	(640)	(3,036)	41,500	5,030	1,672	—
JPMorgan High Yield Fund Class R6 Shares (a)	151,225	119,651	56,064	1,706	(31,268)	185,250	30,122	7,285	—
JPMorgan High Yield Research Enhanced ETF (a)	159,614	—	131,349	(12,174)	(3,496)	12,595	289	5,784	—
JPMorgan Income Fund Class R6 Shares (a)	117,327	2,998	114,135	(4,634)	(1,556)	—	—	3,201	—
JPMorgan Inflation Managed Bond ETF (a)	—	163,362	7,917	(489)	(899)	154,057	3,190	1,231	—
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	168,253	15,114	175,385	503	(8,485)	—	—	2,915	—

126	J.P. Morgan SmartRetirement® Funds	June 30, 2022

JPMorgan SmartRetirement® 2025 Fund (continued)
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan International Equity Fund Class R6 Shares (a)	$409,703	$24,846	$153,212	$27,177	$(113,348)	$195,166	12,259	$8,151	$16,695
JPMorgan International Research Enhanced Equity ETF (a)	—	314,443	6,062	(936)	(20,385)	287,060	5,944	—	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	285,391	108,724	355,196	4,376	(43,295)	—	—	10,399	—
JPMorgan Large Cap Value Fund Class R6 Shares (a)	164,404	202	161,422	(9,764)	6,580	—	—	202	—
JPMorgan Realty Income ETF (a)	—	44,765	—	—(b)	7,170	51,935	1,072	64	—
JPMorgan Realty Income Fund Class R6 Shares (a)	120,677	15,476	117,028	14,808	(33,933)	—	—	848	14,628
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	750,208	26,006	741,933	(15,092)	(19,189)	—	—	8,502	1,621
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	54,450	19,454	8,091	2,612	(19,322)	49,103	916	173	7,527
JPMorgan Small Cap Growth Fund Class R6 Shares (a) *	29,200	9,221	—	—	(14,828)	23,593	1,360	—	3,070
JPMorgan Small Cap Value Fund Class R6 Shares (a)	25,371	6,631	—	—	(7,801)	24,201	963	210	3,579
JPMorgan U.S. Equity Fund Class R6 Shares (a)	604,327	150,320	165,362	1,668	(116,947)	474,006	26,856	5,207	67,164
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (c)	38,436	1,324,122	1,214,522	—	—	148,036	148,036	217	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	—	545,546	—	—	(69,980)	475,566	16,281	2,002	—
Total	$5,507,193	$3,691,229	$4,515,865	$114,809	$(924,787)	$3,872,579		$105,720	$136,172

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of June 30, 2022.
*	Non-income producing security.

JPMorgan SmartRetirement® 2030 Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$—	$126,828	$—	$—	$(12,875)	$113,953	3,118	$—	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	61,088	—	32,191	4,528	(5,088)	28,337	323	1,028	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	242,728	26,815	37,282	5,396	(55,813)	181,844	2,605	2,302	—
JPMorgan Core Bond Fund Class R6 Shares (a)	1,264,679	223,038	260,748	(11,495)	(139,844)	1,075,630	101,570	26,215	8,507
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	—	403,237	23,227	(2,018)	(19,869)	358,123	48,070	2,874	—

June 30, 2022	J.P. Morgan SmartRetirement® Funds	127

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® 2030 Fund (continued)
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	$98,344	$50,422	$47,468	$(12,454)	$(17,019)	$71,825	12,363	$4,590	$—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	200,641	43,615	147,251	39,172	(107,032)	29,145	1,017	1,315	6,116
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	206,155	29,104	49,996	(11,204)	(51,436)	122,623	7,805	5,083	4,862
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	98,467	3,433	87,103	(15,992)	1,195	—	—	3,433	—
JPMorgan Equity Income Fund Class R6 Shares (a)	631,805	17,737	666,234	156,329	(139,637)	—	—	7,890	9,846
JPMorgan High Yield Fund Class R6 Shares (a)	177,028	91,172	26,383	(265)	(35,239)	206,313	33,547	9,307	—
JPMorgan High Yield Research Enhanced ETF (a)	140,746	—	116,489	(11,112)	(2,922)	10,223	235	4,899	—
JPMorgan Income Fund Class R6 Shares (a)	121,379	2,946	118,853	(4,963)	(509)	—	—	3,148	—
JPMorgan Inflation Managed Bond ETF (a)	—	32,994	—	—	(1,553)	31,441	651	240	—
JPMorgan Inflation Managed Bond Fund Class R6 Shares	—	23,239	23,239	—	—	—	—	31	—
JPMorgan International Equity Fund Class R6 Shares (a)	651,027	52,428	252,302	34,368	(176,430)	309,091	19,415	13,467	27,582
JPMorgan International Research Enhanced Equity ETF (a)	—	508,729	—	—(b)	(44,547)	464,182	9,611	—	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	428,333	170,157	546,508	4,658	(56,640)	—	—	16,092	—
JPMorgan Large Cap Value Fund Class R6 Shares (a)	195,802	246	192,574	(11,312)	7,838	—	—	246	—
JPMorgan Realty Income ETF (a)	—	68,060	—	—(b)	15,256	83,316	1,719	103	—
JPMorgan Realty Income Fund Class R6 Shares (a)	187,029	24,157	176,249	23,189	(58,126)	—	—	1,292	22,866
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	734,599	30,866	730,487	(17,842)	(17,136)	—	—	8,594	1,631
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	80,852	32,670	9,615	2,991	(29,024)	77,874	1,452	267	11,573
JPMorgan Small Cap Growth Fund Class R6 Shares (a) *	42,114	17,614	—	—	(22,264)	37,464	2,160	—	4,428
JPMorgan Small Cap Value Fund Class R6 Shares (a)	41,625	10,327	914	(29)	(12,578)	38,431	1,529	340	5,872
JPMorgan U.S. Equity Fund Class R6 Shares (a)	972,123	186,978	232,186	3,495	(186,431)	743,979	42,152	8,097	103,661
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (c)	57,850	1,155,761	1,077,478	—	—	136,133	136,133	215	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	—	871,475	—	—	(112,312)	759,163	25,990	3,161	—
Total	$6,634,414	$4,204,048	$4,854,777	$175,440	$(1,280,035)	$4,879,090		$124,229	$206,944

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.

128	J.P. Morgan SmartRetirement® Funds	June 30, 2022

(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of June 30, 2022.
*	Non-income producing security.

JPMorgan SmartRetirement® 2035 Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$—	$125,241	$6,441	$(1,021)	$(10,608)	$107,171	2,932	$—	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	59,551	—	30,748	4,593	(5,224)	28,172	321	1,011	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	108,148	25,763	15,560	1,540	(25,868)	94,023	1,347	1,043	—
JPMorgan Core Bond Fund Class R6 Shares (a)	302,367	20,015	85,147	(4,876)	(28,138)	204,221	19,284	5,884	2,026
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	814,139	130,832	231,979	(12,599)	(88,503)	611,890	82,133	19,821	5,174
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	57,466	25,404	37,190	(9,992)	(6,042)	29,646	5,103	2,589	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	—	50,366	—	—	(4,856)	45,510	1,587	—	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	400,619	55,139	218,297	1,996	(113,655)	125,802	8,008	10,339	9,889
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	57,537	2,131	50,984	(9,486)	802	—	—	2,130	—
JPMorgan Growth Advantage Fund Class R6 Shares (a) *	353,781	288,850	47,957	(1,588)	(170,267)	422,819	16,994	—	58,414
JPMorgan High Yield Fund Class R6 Shares (a)	131,016	20,459	47,136	(3,532)	(17,903)	82,904	13,480	6,184	—
JPMorgan High Yield Research Enhanced ETF (a)	97,730	—	59,351	(3,282)	(6,165)	28,932	663	3,431	—
JPMorgan Income Fund Class R6 Shares (a)	43,146	997	42,376	(1,524)	(243)	—	—	1,051	—
JPMorgan International Equity Fund Class R6 Shares (a)	240,996	172,321	26,644	1,042	(77,584)	310,131	19,481	5,039	10,320
JPMorgan International Focus Fund Class R6 Shares (a)	487,572	27,494	455,094	64,544	(124,516)	—	—	8,644	—
JPMorgan International Research Enhanced Equity ETF (a)	—	500,836	—	—(b)	(44,043)	456,793	9,459	—	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	361,980	211,386	526,730	954	(47,590)	—	—	14,155	—
JPMorgan Large Cap Value Fund Class R6 Shares (a)	162,040	205	159,347	(9,384)	6,486	—	—	204	—
JPMorgan Realty Income ETF (a)	—	85,358	—	—(b)	3,615	88,973	1,836	110	—
JPMorgan Realty Income Fund Class R6 Shares (a)	185,406	30,580	192,281	19,906	(43,611)	—	—	1,282	22,803
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	49,370	13,273	7,822	(360)	(15,560)	38,901	726	184	7,988
JPMorgan Small Cap Growth Fund Class R6 Shares (a) *	17,512	15,120	1,344	(502)	(12,056)	18,730	1,080	—	2,784
JPMorgan Small Cap Value Fund Class R6 Shares (a)	19,346	5,958	—	—	(6,090)	19,214	764	163	2,729
JPMorgan U.S. Equity Fund Class R6 Shares (a)	487,829	123,593	110,893	26,806	(109,979)	417,356	23,646	3,889	43,253

June 30, 2022	J.P. Morgan SmartRetirement® Funds	129

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® 2035 Fund (continued)
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (c)	$72,915	$1,224,787	$1,176,710	$—	$—	$120,992	120,992	$168	$—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	321,474	215,207	19,621	(1,983)	(97,223)	417,854	14,305	4,498	46,402
JPMorgan Value Advantage Fund Class R6 Shares (a)	661,074	71,480	238,930	34,540	(104,946)	423,218	11,653	6,014	55,918
Total	$5,493,014	$3,442,795	$3,788,582	$95,792	$(1,149,767)	$4,093,252		$97,833	$267,700

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of June 30, 2022.
*	Non-income producing security.

JPMorgan SmartRetirement® 2040 Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$—	$143,699	$—	$—	$(13,172)	$130,527	3,571	$—	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	69,027	—	35,683	5,068	(5,823)	32,589	371	1,204	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	120,598	38,423	25,877	1,666	(29,196)	105,614	1,513	1,183	—
JPMorgan Core Bond Fund Class R6 Shares (a)	193,285	5,132	52,349	(5,075)	(16,163)	124,830	11,787	3,776	1,356
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	484,600	77,723	125,810	(9,737)	(52,768)	374,008	50,202	12,203	3,177
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	42,904	18,802	10,758	(2,077)	(11,026)	37,845	6,514	1,995	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	—	70,476	—	—	(6,781)	63,695	2,222	—	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	457,971	62,641	249,105	2,813	(129,938)	144,382	9,191	11,962	11,441
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	42,957	1,601	38,140	(7,038)	620	—	—	1,601	—
JPMorgan Growth Advantage Fund Class R6 Shares (a) *	402,560	324,565	43,755	431	(198,295)	485,506	19,514	—	66,691
JPMorgan High Yield Fund Class R6 Shares (a)	116,931	13,842	44,074	(10)	(15,838)	70,851	11,521	5,166	—
JPMorgan High Yield Research Enhanced ETF (a)	80,061	—	55,487	(2,958)	(3,914)	17,702	406	2,660	—
JPMorgan Income Fund Class R6 Shares (a)	43,602	1,115	42,558	(1,913)	(246)	—	—	1,205	—
JPMorgan International Equity Fund Class R6 Shares (a)	274,989	188,176	24,985	(245)	(88,216)	349,719	21,967	5,775	11,828
JPMorgan International Focus Fund Class R6 Shares (a)	569,418	34,201	535,719	77,031	(144,931)	—	—	10,174	—

130	J.P. Morgan SmartRetirement® Funds	June 30, 2022

JPMorgan SmartRetirement® 2040 Fund (continued)
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan International Research Enhanced Equity ETF (a)	$—	$581,804	$—	$—(b)	$(57,102)	$524,702	10,865	$—	$—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	409,904	245,174	608,861	977	(47,194)	—	—	16,123	—
JPMorgan Large Cap Value Fund Class R6 Shares (a)	163,936	205	160,993	(9,711)	6,563	—	—	205	—
JPMorgan Realty Income ETF (a)	—	84,734	—	—(b)	11,213	95,947	1,980	119	—
JPMorgan Realty Income Fund Class R6 Shares (a)	215,307	27,128	208,183	23,391	(57,643)	—	—	1,445	25,683
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	56,985	15,382	9,338	(342)	(18,025)	44,662	833	212	9,220
JPMorgan Small Cap Growth Fund Class R6 Shares (a) *	29,369	7,314	783	(103)	(14,300)	21,497	1,240	—	3,088
JPMorgan Small Cap Value Fund Class R6 Shares (a)	27,548	6,599	4,265	—(b)	(7,828)	22,054	877	213	3,886
JPMorgan U.S. Equity Fund Class R6 Shares (a)	547,710	135,612	129,373	24,933	(122,162)	456,720	25,877	4,404	47,956
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (c)	49,724	1,189,841	1,173,046	—	—	66,519	66,519	139	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	382,814	234,734	23,164	2,185	(118,104)	478,465	16,380	5,189	54,074
JPMorgan Value Advantage Fund Class R6 Shares (a)	752,200	93,339	281,841	37,110	(117,664)	483,144	13,302	6,813	63,341
Total	$5,534,400	$3,602,262	$3,884,147	$136,396	$(1,257,933)	$4,130,978		$93,766	$301,741

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of June 30, 2022.
*	Non-income producing security.

JPMorgan SmartRetirement® 2045 Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$—	$116,028	$—	$—	$(10,513)	$105,515	2,887	$—	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	55,477	15,222	43,793	3,885	(4,567)	26,224	299	882	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	101,059	41,528	34,622	2,156	(24,983)	85,138	1,220	971	—
JPMorgan Core Bond Fund Class R6 Shares (a)	63,151	1,771	11,136	(1,214)	(6,048)	46,524	4,393	1,286	437
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	126,119	64,498	32,045	(3,296)	(15,870)	139,406	18,712	3,520	823
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	19,925	13,360	13,747	(3,117)	(2,689)	13,732	2,364	905	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	—	62,489	—	—	(5,238)	57,251	1,997	—	—

June 30, 2022	J.P. Morgan SmartRetirement® Funds	131

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® 2045 Fund (continued)
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	$372,008	$73,549	$223,537	$1,364	$(105,216)	$118,168	7,522	$9,714	$9,291
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	19,949	745	17,645	(3,320)	271	—	—	745	—
JPMorgan Growth Advantage Fund Class R6 Shares (a) *	328,672	263,115	36,896	2,029	(163,569)	393,351	15,810	—	54,680
JPMorgan High Yield Fund Class R6 Shares (a)	74,304	2,600	54,357	1,645	(7,578)	16,614	2,701	2,600	—
JPMorgan High Yield Research Enhanced ETF (a)	40,839	—	19,297	(1,490)	(3,434)	16,618	381	1,623	—
JPMorgan Income Fund Class R6 Shares (a)	32,123	729	31,510	(1,161)	(181)	—	—	784	—
JPMorgan International Equity Fund Class R6 Shares (a)	219,954	148,704	8,059	509	(72,942)	288,166	18,101	4,762	9,753
JPMorgan International Focus Fund Class R6 Shares (a)	477,725	24,287	445,578	62,800	(119,234)	—	—	8,458	—
JPMorgan International Research Enhanced Equity ETF (a)	—	467,891	—	—(b)	(44,220)	423,671	8,773	—	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	337,660	208,241	506,178	933	(40,656)	—	—	13,092	—
JPMorgan Large Cap Value Fund Class R6 Shares (a)	120,448	152	118,200	(7,222)	4,822	—	—	152	—
JPMorgan Realty Income ETF (a)	—	77,049	—	—(b)	202	77,251	1,594	96	—
JPMorgan Realty Income Fund Class R6 Shares (a)	168,449	22,189	171,715	17,313	(36,236)	—	—	1,232	20,958
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	42,479	11,550	3,769	(177)	(13,965)	36,118	673	158	6,873
JPMorgan Small Cap Growth Fund Class R6 Shares (a) *	13,293	20,270	3,912	(1,357)	(10,927)	17,367	1,002	—	2,948
JPMorgan Small Cap Value Fund Class R6 Shares (a)	22,854	5,255	3,869	35	(6,459)	17,816	709	175	3,224
JPMorgan U.S. Equity Fund Class R6 Shares (a)	452,520	104,273	108,374	20,869	(100,360)	368,928	20,902	3,572	39,063
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (c)	62,095	933,862	928,954	—	—	67,003	67,003	117	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	330,027	171,896	28,869	(3,423)	(91,638)	377,993	12,940	4,315	46,627
JPMorgan Value Advantage Fund Class R6 Shares (a)	614,213	73,616	232,423	24,551	(90,474)	389,483	10,724	5,662	52,645
Total	$4,095,343	$2,924,869	$3,078,485	$112,312	$(971,702)	$3,082,337		$64,821	$247,322

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of June 30, 2022.
*	Non-income producing security.

132	J.P. Morgan SmartRetirement® Funds	June 30, 2022

JPMorgan SmartRetirement® 2050 Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$—	$108,462	$5,193	$(580)	$(9,011)	$93,678	2,563	$—	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	50,810	13,991	38,852	2,754	(4,210)	24,493	279	805	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	92,017	34,490	24,022	1,859	(23,838)	80,506	1,154	890	—
JPMorgan Core Bond Fund Class R6 Shares (a)	58,444	1,494	19,154	(1,351)	(4,773)	34,660	3,273	1,109	385
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	116,718	47,591	44,037	(4,079)	(12,337)	103,856	13,940	3,088	815
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	18,137	12,264	15,402	(3,111)	(1,838)	10,050	1,730	788	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	—	60,038	—	—	(5,575)	54,463	1,900	—	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	344,754	68,202	207,339	2,070	(97,502)	110,185	7,014	8,908	8,520
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	18,159	677	16,068	(3,017)	249	—	—	676	—
JPMorgan Growth Advantage Fund Class R6 Shares (a) *	301,307	260,425	42,105	3,273	(153,460)	369,440	14,849	—	50,599
JPMorgan High Yield Fund Class R6 Shares (a)	69,083	8,718	59,893	1,365	(6,775)	12,498	2,032	2,444	—
JPMorgan High Yield Research Enhanced ETF (a)	37,160	—	20,360	(1,659)	(2,631)	12,510	287	1,442	—
JPMorgan Income Fund Class R6 Shares (a)	29,657	677	29,094	(1,073)	(167)	—	—	727	—
JPMorgan International Equity Fund Class R6 Shares (a)	203,542	144,008	16,550	(418)	(66,260)	264,322	16,603	4,331	8,870
JPMorgan International Focus Fund Class R6 Shares (a)	436,949	30,723	415,104	56,277	(108,845)	—	—	7,738	—
JPMorgan International Research Enhanced Equity ETF (a)	—	436,882	—	—	(39,978)	396,904	8,218	—	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	308,500	204,045	474,793	958	(38,710)	—	—	11,802	—
JPMorgan Large Cap Value Fund Class R6 Shares (a)	110,670	140	108,427	(6,811)	4,428	—	—	139	—
JPMorgan Realty Income ETF (a)	—	72,164	—	—(b)	(49)	72,115	1,488	89	—
JPMorgan Realty Income Fund Class R6 Shares (a)	154,767	20,481	158,294	16,025	(32,979)	—	—	1,132	19,350
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	42,292	11,668	6,468	(304)	(13,431)	33,757	629	158	6,843
JPMorgan Small Cap Growth Fund Class R6 Shares (a) *	12,251	18,697	5,522	236	(9,415)	16,247	937	—	1,918
JPMorgan Small Cap Value Fund Class R6 Shares (a)	20,910	5,065	3,374	18	(5,952)	16,667	663	162	2,950
JPMorgan U.S. Equity Fund Class R6 Shares (a)	415,918	99,262	99,422	12,539	(86,490)	341,807	19,366	3,286	36,413
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (c)	49,691	886,932	877,205	—	—	59,418	59,418	115	—

June 30, 2022	J.P. Morgan SmartRetirement® Funds	133

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® 2050 Fund (continued)
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	$303,125	$171,355	$24,030	$5,208	$(94,516)	$361,142	12,363	$4,006	$42,716
JPMorgan Value Advantage Fund Class R6 Shares (a)	563,082	72,466	209,383	22,638	(83,981)	364,822	10,045	5,121	47,614
Total	$3,757,943	$2,790,917	$2,920,091	$102,817	$(898,046)	$2,833,540		$58,956	$226,993

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of June 30, 2022.
*	Non-income producing security.

JPMorgan SmartRetirement® 2055 Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$—	$60,214	$—	$—	$(5,430)	$54,784	1,499	$—	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	26,521	11,732	20,478	1,309	(2,281)	16,803	191	469	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	45,899	23,384	12,566	1,661	(13,506)	44,872	643	475	—
JPMorgan Core Bond Fund Class R6 Shares (a)	29,571	823	7,450	(933)	(2,480)	19,531	1,844	605	219
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	59,055	25,103	16,622	(1,956)	(7,056)	58,524	7,855	1,669	434
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	9,097	6,790	7,619	(1,799)	(888)	5,581	961	421	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	—	36,011	2,836	(19)	(2,912)	30,244	1,055	—	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	180,184	40,020	104,696	(1,784)	(49,931)	63,793	4,060	4,863	4,651
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	9,108	353	7,980	(1,617)	136	—	—	354	—
JPMorgan Growth Advantage Fund Class R6 Shares (a) *	157,997	146,372	13,675	715	(84,243)	207,166	8,327	—	27,625
JPMorgan High Yield Fund Class R6 Shares (a)	35,175	1,351	26,602	432	(3,415)	6,941	1,129	1,351	—
JPMorgan High Yield Research Enhanced ETF (a)	18,634	3,198	12,638	(803)	(1,443)	6,948	159	711	—
JPMorgan Income Fund Class R6 Shares (a)	14,927	381	14,570	(654)	(84)	—	—	412	—
JPMorgan International Equity Fund Class R6 Shares (a)	108,994	88,223	11,093	(332)	(36,079)	149,713	9,404	2,338	4,789
JPMorgan International Focus Fund Class R6 Shares (a)	229,632	14,460	214,731	25,473	(54,834)	—	—	4,249	—
JPMorgan International Research Enhanced Equity ETF (a)	—	241,130	—	—	(20,197)	220,933	4,575	—	—

134	J.P. Morgan SmartRetirement® Funds	June 30, 2022

JPMorgan SmartRetirement® 2055 Fund (continued)
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	$161,315	$115,753	$254,769	$150	$(22,449)	$—	—	$6,341	$—
JPMorgan Large Cap Value Fund Class R6 Shares (a)	57,577	75	56,414	(3,543)	2,305	—	—	75	—
JPMorgan Realty Income ETF (a)	—	41,980	—	—(b)	(1,929)	40,051	827	50	—
JPMorgan Realty Income Fund Class R6 Shares (a)	81,047	11,245	84,454	6,928	(14,766)	—	—	606	10,639
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	24,253	6,813	4,536	(168)	(7,615)	18,747	350	90	3,924
JPMorgan Small Cap Growth Fund Class R6 Shares (a) *	10,865	3,762	—	—	(5,605)	9,022	520	—	1,142
JPMorgan Small Cap Value Fund Class R6 Shares (a)	13,480	3,210	4,051	264	(3,647)	9,256	368	99	1,902
JPMorgan U.S. Equity Fund Class R6 Shares (a)	218,987	58,200	34,949	9,395	(51,130)	200,503	11,360	1,816	19,553
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (c)	24,408	493,587	484,611	—	—	33,384	33,384	68	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	156,887	103,634	14,075	(1,696)	(47,497)	197,253	6,753	2,168	23,005
JPMorgan Value Advantage Fund Class R6 Shares (a)	295,273	43,777	102,138	8,748	(42,152)	203,508	5,603	2,792	25,955
Total	$1,968,886	$1,581,581	$1,513,553	$39,771	$(479,128)	$1,597,557		$32,022	$123,838

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of June 30, 2022.
*	Non-income producing security.

JPMorgan SmartRetirement® 2060 Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$—	$16,567	$—	$—	$(1,576)	$14,991	410	$—	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	5,842	6,275	7,376	721	(999)	4,463	51	117	—(b)
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	10,432	15,598	10,347	2,143	(5,324)	12,502	179	130	—
JPMorgan Core Bond Fund Class R6 Shares (a)	6,319	1,476	1,208	(165)	(724)	5,698	538	148	56
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	14,037	7,620	2,350	(281)	(2,034)	16,992	2,281	413	97
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	2,091	2,160	2,010	(480)	(233)	1,528	263	108	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	—	9,150	—	—	(873)	8,277	289	—	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	40,683	15,436	25,291	(2,709)	(10,019)	18,100	1,152	1,187	1,134
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	2,087	81	1,831	(345)	8	—	—	81	—

June 30, 2022	J.P. Morgan SmartRetirement® Funds	135

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® 2060 Fund (continued)
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Growth Advantage Fund Class R6 Shares (a) *	$35,935	$48,961	$4,103	$608	$(22,599)	$58,802	2,363	$—	$6,640
JPMorgan High Yield Fund Class R6 Shares (a)	7,847	3,617	8,660	(136)	(769)	1,899	309	418	—
JPMorgan High Yield Research Enhanced ETF (a)	3,702	3,133	4,543	(92)	(299)	1,901	44	85	—
JPMorgan Income Fund Class R6 Shares (a)	3,313	85	3,234	(146)	(18)	—	—	92	—
JPMorgan International Equity Fund Class R6 Shares (a)	24,808	28,734	2,038	7	(9,897)	41,614	2,614	600	1,195
JPMorgan International Focus Fund Class R6 Shares (a)	52,253	6,338	51,404	3,124	(10,311)	—	—	1,014	—
JPMorgan International Research Enhanced Equity ETF (a)	—	69,178	—	—(b)	(5,908)	63,270	1,310	1,622	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	36,568	39,584	70,170	58	(6,040)	—	—	—	—
JPMorgan Large Cap Value Fund Class R6 Shares (a)	13,576	18	13,381	(720)	507	—	—	17	—
JPMorgan Realty Income ETF (a)	—	11,619	—	—(b)	(649)	10,970	226	158	2,731
JPMorgan Realty Income Fund Class R6 Shares (a)	18,693	3,596	20,077	854	(3,066)	—	—	—	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	5,213	3,341	820	(158)	(1,730)	5,846	109	19	843
JPMorgan Small Cap Growth Fund Class R6 Shares (a) *	2,170	1,795	—	—	(1,496)	2,469	142	—	302
JPMorgan Small Cap Value Fund Class R6 Shares (a)	2,681	867	189	(5)	(821)	2,533	101	22	378
JPMorgan U.S. Equity Fund Class R6 Shares (a)	49,128	29,522	9,436	(268)	(11,694)	57,252	3,244	474	4,763
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (c)	6,147	202,060	193,427	—	—	14,780	14,780	25	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	35,559	36,425	1,965	156	(13,529)	56,646	1,939	573	5,612
JPMorgan Value Advantage Fund Class R6 Shares (a)	66,794	19,881	17,639	664	(10,084)	59,616	1,642	689	6,405
Total	$445,878	$583,117	$451,499	$2,830	$(120,177)	$460,149		$7,992	$30,156

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of June 30, 2022.
*	Non-income producing security.
C. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets

136	J.P. Morgan SmartRetirement® Funds	June 30, 2022

and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.
D. Futures Contracts— The Funds used index, interest rate and treasury futures contracts to gain exposure to or to overweight or underweight allocations among various sectors or markets, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Funds to equity price, foreign exchange and interest rate risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
The table below discloses the volume of the Funds' futures contracts activity during the year ended June 30, 2022:
	JPMorgan SmartRetirement® Income Fund	JPMorgan SmartRetirement® 2020 Fund	JPMorgan SmartRetirement® 2025 Fund	JPMorgan SmartRetirement® 2030 Fund	JPMorgan SmartRetirement® 2035 Fund
Futures Contracts:
Average Notional Balance Long	$152,752	$241,531	$487,453	$528,765	$262,685
Average Notional Balance Short	(29,043)	(50,233)	(62,675)	(73,468)	(75,783)
Ending Notional Balance Long	—	—	59,720	74,274	64,889
Ending Notional Balance Short	(48,734)	(74,035)	(73,997)	(85,312)	(80,505)

	JPMorgan SmartRetirement® 2040 Fund	JPMorgan SmartRetirement® 2045 Fund	JPMorgan SmartRetirement® 2050 Fund	JPMorgan SmartRetirement® 2055 Fund	JPMorgan SmartRetirement® 2060 Fund
Futures Contracts:
Average Notional Balance Long	$264,658	$196,664	$183,835	$98,468	$25,137
Average Notional Balance Short	(80,182)	(57,055)	(53,059)	(27,346)	(6,278)
Ending Notional Balance Long	47,626	32,871	34,728	18,318	6,072
Ending Notional Balance Short	(90,030)	(53,168)	(51,236)	(27,647)	(6,102)
E. Summary of Derivatives Information — The following tables present the value of derivatives held as of June 30, 2022, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:
	JPMorgan SmartRetirement® Income Fund	JPMorgan SmartRetirement® 2020 Fund	JPMorgan SmartRetirement® 2025 Fund	JPMorgan SmartRetirement® 2030 Fund	JPMorgan SmartRetirement® 2035 Fund
Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts *	$290	$529	$1,427	$1,544	$1,570
Unrealized Depreciation on Futures Contracts *	(310)	(475)	(389)	(385)	(496)

June 30, 2022	J.P. Morgan SmartRetirement® Funds	137

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
	JPMorgan SmartRetirement® Income Fund	JPMorgan SmartRetirement® 2020 Fund	JPMorgan SmartRetirement® 2025 Fund	JPMorgan SmartRetirement® 2030 Fund	JPMorgan SmartRetirement® 2035 Fund
Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts *	$(20)	$54	$1,038	$1,159	$1,074

	JPMorgan SmartRetirement® 2040 Fund	JPMorgan SmartRetirement® 2045 Fund	JPMorgan SmartRetirement® 2050 Fund	JPMorgan SmartRetirement® 2055 Fund	JPMorgan SmartRetirement® 2060 Fund
Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts *	$1,522	$755	$831	$386	$119
Unrealized Depreciation on Futures Contracts *	(692)	(464)	(428)	(335)	(67)
Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts *	830	291	403	51	52

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
The following tables present the effect of derivatives on the Statements of Operations for the year ended June 30, 2022, by primary underlying risk exposure:
	JPMorgan SmartRetirement® Income Fund	JPMorgan SmartRetirement® 2020 Fund	JPMorgan SmartRetirement® 2025 Fund	JPMorgan SmartRetirement® 2030 Fund	JPMorgan SmartRetirement® 2035 Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$(2,950)	$(4,452)	$(26,609)	$(34,578)	$(28,090)
Interest Rate Risk Exposure:
Futures Contracts	(11,786)	(19,112)	(31,023)	(31,622)	(8,036)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	323	565	4,514	5,570	5,347
Interest Rate Risk Exposure:
Futures Contracts	700	1,194	1,908	2,446	3,139

138	J.P. Morgan SmartRetirement® Funds	June 30, 2022

	JPMorgan SmartRetirement® 2040 Fund	JPMorgan SmartRetirement® 2045 Fund	JPMorgan SmartRetirement® 2050 Fund	JPMorgan SmartRetirement® 2055 Fund	JPMorgan SmartRetirement® 2060 Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$(23,928)	$(19,472)	$(17,269)	$(9,280)	$(2,854)
Interest Rate Risk Exposure:
Futures Contracts	(8,048)	(5,903)	(5,416)	(2,784)	(615)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	5,030	3,364	3,212	1,561	393
Interest Rate Risk Exposure:
Futures Contracts	3,169	2,324	2,135	1,097	241
F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.
Dividend income  and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.
G. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2022 are as follows:
	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6	Total
JPMorgan SmartRetirement® Income Fund
Transfer agency fees	$82	$2	$3	$5	$1	$—(a)	$8	$16	$117
JPMorgan SmartRetirement® 2020 Fund
Transfer agency fees	57	3	5	5	1	—(a)	10	20	101
JPMorgan SmartRetirement® 2025 Fund
Transfer agency fees	70	3	6	7	1	—(a)	13	28	128
JPMorgan SmartRetirement® 2030 Fund
Transfer agency fees	81	3	6	8	2	1	16	32	149
JPMorgan SmartRetirement® 2035 Fund
Transfer agency fees	71	2	4	7	2	—(a)	13	31	130
JPMorgan SmartRetirement® 2040 Fund
Transfer agency fees	72	4	5	8	2	—(a)	14	31	136
JPMorgan SmartRetirement® 2045 Fund
Transfer agency fees	57	2	4	6	2	—(a)	11	28	110
JPMorgan SmartRetirement® 2050 Fund
Transfer agency fees	45	3	4	7	2	—(a)	12	26	99

June 30, 2022	J.P. Morgan SmartRetirement® Funds	139

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6	Total
JPMorgan SmartRetirement® 2055 Fund
Transfer agency fees	$25	$2	$3	$6	$1	$—(a)	$7	$22	$66
JPMorgan SmartRetirement® 2060 Fund
Transfer agency fees	8	1	1	2	1	1	2	17	33

(a)	Amount rounds to less than one thousand.
The Funds invested in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.
H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of June 30, 2022, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
JPMorgan SmartRetirement® Income Fund	$—	$8,333	$(8,333)
JPMorgan SmartRetirement® 2020 Fund	—	14,171	(14,171)
JPMorgan SmartRetirement® 2025 Fund	—	34,923	(34,923)
JPMorgan SmartRetirement® 2030 Fund	—	54,919	(54,919)
JPMorgan SmartRetirement® 2035 Fund	—	54,118	(54,118)
JPMorgan SmartRetirement® 2040 Fund	—	61,635	(61,635)
JPMorgan SmartRetirement® 2045 Fund	—	51,197	(51,197)
JPMorgan SmartRetirement® 2050 Fund	—	47,027	(47,027)
JPMorgan SmartRetirement® 2055 Fund	—	25,789	(25,789)
JPMorgan SmartRetirement® 2060 Fund	—	6,248	(6,248)
The reclassifications for the Funds relate primarily to tax reclassifications on certain investments and foreign currency gains or losses.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee— Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and receives no compensation for performing such services, although the Adviser and its affiliates receive investment advisory fees from the Underlying Funds.
The Adviser reimbursed expenses as outlined in Note 3.F.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. The Administrator does not receive a separate fee for services to the Funds but does receive fees for services to the Underlying Funds.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

140	J.P. Morgan SmartRetirement® Funds	June 30, 2022

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
Class A	Class C	Class R2	Class R3
0.25%	0.75%	0.50%	0.25%
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2022, JPMDS retained the following:
	Front-End Sales Charge	CDSC
JPMorgan SmartRetirement® Income Fund	$3	$—(a)
JPMorgan SmartRetirement® 2020 Fund	1	—(a)
JPMorgan SmartRetirement® 2025 Fund	7	1
JPMorgan SmartRetirement® 2030 Fund	12	—(a)
JPMorgan SmartRetirement® 2035 Fund	8	—(a)
JPMorgan SmartRetirement® 2040 Fund	7	—(a)
JPMorgan SmartRetirement® 2045 Fund	6	—(a)
JPMorgan SmartRetirement® 2050 Fund	8	—(a)
JPMorgan SmartRetirement® 2055 Fund	5	—(a)
JPMorgan SmartRetirement® 2060 Fund	3	—(a)

(a)	Amount rounds to less than one thousand.
D. Service Fees — The Trust, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.10%
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds.  As part of its Administration Agreement, the Administrator pays fees and certain expenses for custody and fund accounting.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	141

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
JPMorgan SmartRetirement® Income Fund	0.34% (1)	0.97% (2)	0.22% (3)	0.75%	0.50%	0.25%	0.10%	0.00%
JPMorgan SmartRetirement® 2020 Fund	0.40(1)	1.00(2)	0.25(3)	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement® 2025 Fund	0.43(1)	1.00	0.25	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement® 2030 Fund	0.43(1)	1.00	0.25	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement® 2035 Fund	0.43(1)	1.00	0.25	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement® 2040 Fund	0.43(1)	1.00	0.25	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement® 2045 Fund	0.43(1)	1.00	0.25	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement® 2050 Fund	0.43(1)	1.00	0.25	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement® 2055 Fund	0.42	1.00	0.25	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement® 2060 Fund	0.42	1.00	0.25	0.75	0.50	0.25	0.10	0.00

(1)
Prior to November 1, 2021, the contractual expense limitations for Class A Shares of JPMorgan SmartRetirement® Income Fund, JPMorgan
SmartRetirement® 2020 Fund, JPMorgan SmartRetirement® 2025 Fund, JPMorgan SmartRetirement® 2030 Fund, JPMorgan SmartRetirement®
2035 Fund, JPMorgan SmartRetirement® 2040 Fund, JPMorgan SmartRetirement® 2045 Fund and JPMorgan SmartRetirement® 2050 Fund
were 0.33%, 0.39%, 0.42%, 0.42%, 0.42%, 0.42%, 0.42% and 0.42%, respectively.

(2)	Prior to November 1, 2021, the contractual expense limitations for Class C Shares of JPMorgan SmartRetirement® Income Fund and JPMorgan SmartRetirement® 2020 Fund were 0.96% and 0.99%, respectively.
(3)	Prior to November 1, 2021, the contractual expense limitations for Class I Shares of JPMorgan SmartRetirement® Income Fund and JPMorgan SmartRetirement® 2020 Fund were 0.21% and 0.24%, respectively.
Except as noted above, the expense limitation agreements were in effect for the year ended ended June 30, 2022 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2022.
The Underlying Funds and ETFs may impose separate advisory and service fees. To avoid charging a service fee at an effective rate above 0.25% for Class A, Class I, Class R2, Class R3 and Class R4 Shares and above 0.10% for Class R5 Shares, JPMDS will waive service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of service fees charged by the Underlying Funds and ETFs up to 0.25% for Class A, Class C, Class I, Class R2, Class R3, Class R4 Shares and up to 0.10% with respect to Class R5 Shares. The Funds’ shareholder servicing agent has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees it collects from the affiliated money market funds on the Fund’s investment in such money market funds.
For the year ended June 30, 2022, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

142	J.P. Morgan SmartRetirement® Funds	June 30, 2022

	Contractual Waivers
	Service Fees	Contractual Reimbursements
JPMorgan SmartRetirement® Income Fund	$978	$323
JPMorgan SmartRetirement® 2020 Fund	709	392
JPMorgan SmartRetirement® 2025 Fund	815	488
JPMorgan SmartRetirement® 2030 Fund	951	557
JPMorgan SmartRetirement® 2035 Fund	793	514
JPMorgan SmartRetirement® 2040 Fund	763	533
JPMorgan SmartRetirement® 2045 Fund	591	455
JPMorgan SmartRetirement® 2050 Fund	473	465
JPMorgan SmartRetirement® 2055 Fund	290	375
JPMorgan SmartRetirement® 2060 Fund	52	325
Effective January 1, 2022, JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the period January 1, 2022 through June 30, 2022 the amount of these waivers were as follows:

JPMorgan SmartRetirement® Income Fund	$1
JPMorgan SmartRetirement® 2020 Fund	1
JPMorgan SmartRetirement® 2025 Fund	1
JPMorgan SmartRetirement® 2030 Fund	1
JPMorgan SmartRetirement® 2035 Fund	1
JPMorgan SmartRetirement® 2040 Fund	1
JPMorgan SmartRetirement® 2045 Fund	1
JPMorgan SmartRetirement® 2050 Fund	1
JPMorgan SmartRetirement® 2055 Fund	1
JPMorgan SmartRetirement® 2060 Fund	1
G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the year ended June 30, 2022, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
JPMorgan SmartRetirement® Income Fund	$685,266	$1,008,997	$7,362	$8,874
JPMorgan SmartRetirement® 2020 Fund	987,692	1,935,591	10,456	13,838
JPMorgan SmartRetirement® 2025 Fund	1,849,988	2,806,554	24,590	40,729
JPMorgan SmartRetirement® 2030 Fund	2,448,257	3,212,517	27,763	43,848
JPMorgan SmartRetirement® 2035 Fund	1,631,814	2,288,304	19,851	32,497
JPMorgan SmartRetirement® 2040 Fund	1,745,881	2,362,129	21,156	32,733
JPMorgan SmartRetirement® 2045 Fund	1,446,067	1,864,978	15,664	20,599

June 30, 2022	J.P. Morgan SmartRetirement® Funds	143

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
JPMorgan SmartRetirement® 2050 Fund	$1,394,939	$1,777,470	$14,214	$15,448
JPMorgan SmartRetirement® 2055 Fund	804,885	879,065	7,885	7,836
JPMorgan SmartRetirement® 2060 Fund	301,584	212,641	2,279	2,711
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2022 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement® Income Fund	$1,567,961	$58,471	$92,215	$(33,744)
JPMorgan SmartRetirement® 2020 Fund	2,201,836	112,765	143,563	(30,798)
JPMorgan SmartRetirement® 2025 Fund	4,009,503	165,022	292,489	(127,467)
JPMorgan SmartRetirement® 2030 Fund	5,005,153	272,810	387,517	(114,707)
JPMorgan SmartRetirement® 2035 Fund	4,029,318	335,962	255,567	80,395
JPMorgan SmartRetirement® 2040 Fund	3,940,205	453,485	246,796	206,689
JPMorgan SmartRetirement® 2045 Fund	3,005,375	256,997	167,815	89,182
JPMorgan SmartRetirement® 2050 Fund	2,778,575	216,295	149,738	66,557
JPMorgan SmartRetirement® 2055 Fund	1,627,935	59,922	83,482	(23,560)
JPMorgan SmartRetirement® 2060 Fund	502,370	1,429	41,760	(40,331)
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax adjustments on certain derivatives and wash sale loss deferral.
The tax character of distributions paid during the year ended June 30, 2022 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
JPMorgan SmartRetirement® Income Fund	$39,364	$140,565	$179,929
JPMorgan SmartRetirement® 2020 Fund	54,419	308,199	362,618
JPMorgan SmartRetirement® 2025 Fund	119,551	423,346	542,897
JPMorgan SmartRetirement® 2030 Fund	176,520	496,539	673,059
JPMorgan SmartRetirement® 2035 Fund	153,900	610,334	764,234
JPMorgan SmartRetirement® 2040 Fund	168,002	640,930	808,932
JPMorgan SmartRetirement® 2045 Fund	135,610	437,138	572,748
JPMorgan SmartRetirement® 2050 Fund	132,632	386,033	518,665
JPMorgan SmartRetirement® 2055 Fund	70,182	148,225	218,407
JPMorgan SmartRetirement® 2060 Fund	22,704	16,744	39,448

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

144	J.P. Morgan SmartRetirement® Funds	June 30, 2022

The tax character of distributions paid during the year ended June 30, 2021 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
JPMorgan SmartRetirement® Income Fund	$53,582	$57,377	$110,959
JPMorgan SmartRetirement® 2020 Fund	91,668	108,224	199,892
JPMorgan SmartRetirement® 2025 Fund	126,818	155,200	282,018
JPMorgan SmartRetirement® 2030 Fund	130,270	163,448	293,718
JPMorgan SmartRetirement® 2035 Fund	103,736	165,127	268,863
JPMorgan SmartRetirement® 2040 Fund	94,994	180,865	275,859
JPMorgan SmartRetirement® 2045 Fund	64,245	121,355	185,600
JPMorgan SmartRetirement® 2050 Fund	56,930	112,657	169,587
JPMorgan SmartRetirement® 2055 Fund	28,899	45,656	74,555
JPMorgan SmartRetirement® 2060 Fund	5,513	7,394	12,907

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
As of June 30, 2022, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement® Income Fund	$15,349	$22,785	$(33,889)
JPMorgan SmartRetirement® 2020 Fund	23,330	36,882	(31,031)
JPMorgan SmartRetirement® 2025 Fund	36,405	149,525	(127,793)
JPMorgan SmartRetirement® 2030 Fund	39,220	253,985	(115,003)
JPMorgan SmartRetirement® 2035 Fund	23,293	241,962	79,859
JPMorgan SmartRetirement® 2040 Fund	18,274	300,945	206,157
JPMorgan SmartRetirement® 2045 Fund	9,682	255,858	88,889
JPMorgan SmartRetirement® 2050 Fund	8,671	226,248	66,303
JPMorgan SmartRetirement® 2055 Fund	4,784	122,333	(23,699)
JPMorgan SmartRetirement® 2060 Fund	1,423	24,333	(40,340)
The cumulative timing differences primarily consist of tax adjustments on certain derivatives, post-October capital loss deferrals, specified ordinary loss deferrals, straddle loss deferrals and wash sale loss deferrals.
As of June 30, 2022, the Funds did not have any net capital loss carryforwards.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	145

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
Net Capital Losses (gains) and specified ordinary losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended June 30, 2022, the Funds deferred to July 1, 2022 the following net capital losses (gains) and specified ordinary losses of:
	Net Capital Losses (Gains)	Specified Ordinary Losses
	Short-Term
JPMorgan SmartRetirement® Income Fund	$9,720	$55
JPMorgan SmartRetirement® 2020 Fund	15,842	91
JPMorgan SmartRetirement® 2025 Fund	39,517	228
JPMorgan SmartRetirement® 2030 Fund	48,668	178
JPMorgan SmartRetirement® 2035 Fund	28,836	1,865
JPMorgan SmartRetirement® 2040 Fund	33,883	2,145
JPMorgan SmartRetirement® 2045 Fund	26,205	1,744
JPMorgan SmartRetirement® 2050 Fund	24,223	1,615
JPMorgan SmartRetirement® 2055 Fund	13,811	869
JPMorgan SmartRetirement® 2060 Fund	5,727	244
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
As of June 30, 2022, the Funds had no borrowings outstanding from another fund, or loans outstanding to another fund. Average borrowings from the Facility during the year ended June 30, 2022 were as follows:
	Average Borrowings	Average Interest Rate paid	Number of Days Outstanding	Interest Paid
JPMorgan SmartRetirement® 2020 Fund	$26,936	1.06%	3	$2
JPMorgan SmartRetirement® 2035 Fund	4,620	1.06	3	—(a)
JPMorgan SmartRetirement® 2060 Fund	2,933	0.82	1	—(a)

(a)	Amount rounds to less than one thousand.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 31, 2022.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2022.
The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

146	J.P. Morgan SmartRetirement® Funds	June 30, 2022

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 9, 2022, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a change in the interest associated with any borrowing to the higher, on the day of the borrowing, of (a) the federal funds effective rate, or (b) the one-month Adjusted SOFR Rate plus Applicable Margin.
The Funds did not utilize the Credit Facility during the year ended June 30, 2022.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of June 30, 2022, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund's outstanding shares as follows:
	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
JPMorgan SmartRetirement® Income Fund	2	41.5%
JPMorgan SmartRetirement® 2020 Fund	2	46.7
JPMorgan SmartRetirement® 2025 Fund	2	47.6
JPMorgan SmartRetirement® 2030 Fund	2	44.8
JPMorgan SmartRetirement® 2035 Fund	3	56.7
JPMorgan SmartRetirement® 2040 Fund	2	46.5
JPMorgan SmartRetirement® 2045 Fund	3	58.4
JPMorgan SmartRetirement® 2050 Fund	2	48.9
JPMorgan SmartRetirement® 2055 Fund	2	50.5
JPMorgan SmartRetirement® 2060 Fund	1	37.3
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
As of June 30, 2022, the Funds owned in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds and ETFs:
% of Net Assets
JPMorgan ActiveBuilders Emerging Markets Equity ETF	71.7%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF	59.0
JPMorgan Realty Income ETF	59.0
JPMorgan International Research Enhanced Equity ETF	58.8
JPMorgan U.S. Research Enhanced Equity Fund	51.5
JPMorgan International Equity Fund	49.4
JPMorgan Inflation Managed Bond ETF	44.3
JPMorgan Emerging Markets Debt Fund	36.8
JPMorgan High Yield Research Enhanced ETF	29.8
JPMorgan Emerging Markets Research Enhanced Equity Fund	29.1
JPMorgan Value Advantage Fund	20.1
JPMorgan U.S. Equity Fund	18.4
JPMorgan BetaBuilders MSCI US REIT ETF	17.3
JPMorgan High Yield Fund	17.3
JPMorgan Growth Advantage Fund	16.0
JPMorgan Floating Rate Income Fund	15.9
JPMorgan Core Plus Bond Fund	14.8
JPMorgan Small Cap Value Fund	13.1

June 30, 2022	J.P. Morgan SmartRetirement® Funds	147

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
% of Net Assets
JPMorgan Core Bond Fund	10.9
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.
Each Fund invests in ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).
Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.
The Funds invest in ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indices, as well as indices relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).
In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.
Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund's loans, notes, derivatives and other instruments or investments comprising some or all of a Fund's investments and result in costs incurred in connection with changing reference rates used for positions closing out positions and entering into new trades. Certain of a Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other

148	J.P. Morgan SmartRetirement® Funds	June 30, 2022

pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	149

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund, JPMorgan SmartRetirement 2050 Fund, JPMorgan SmartRetirement 2055 Fund and JPMorgan SmartRetirement 2060 Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund, JPMorgan SmartRetirement 2050 Fund, JPMorgan SmartRetirement 2055 Fund and JPMorgan SmartRetirement 2060 Fund (ten of the funds constituting JPMorgan Trust I, hereafter collectively referred to as the "Funds") as of June 30, 2022, the related statements of operations for the year ended June 30, 2022, the statements of changes in net assets for each of the two years in the period ended June 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2022 and each of the financial highlights for each of the five years in the period ended June 30, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
New York, New York
August 29, 2022
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

150	J.P. Morgan SmartRetirement® Funds	June 30, 2022

TRUSTEES
(Unaudited)
The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	167	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present)
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered brokerdealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	167	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	167	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	167
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America U.S. Holdings (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	167	None
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	167	None

June 30, 2022	J.P. Morgan SmartRetirement® Funds	151

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	167
Advisory Board Member, Penso
Advisors LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	167
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	167	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	167	None
Marilyn McCoy (1948); Trustee since 2005.	Vice President of Administration and Planning, Northwestern University (1985-present).	167	None
Dr. Robert A. Oden, Jr. (1946); Trustee since 2005.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	167
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021);Trustee, Dartmouth-
Hitchcock MedicalCenter (2011-2020).

152	J.P. Morgan SmartRetirement® Funds	June 30, 2022

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	167	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2022.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	167
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of the Global ETF Business for JPMorgan Asset Management (2013-2017); Head of the Global Liquidity Business for JPMorgan Asset Management (2003-2013).	167	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	167	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee(2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the Mutual Fund Board, the ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the
Trustee attains the age of 75, provided that any Board member who was a member of the Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (167 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from
JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January
2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	153

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)**	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)**
Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Senior Director and Counsel,
Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 to June 2021.

Matthew Beck (1988), Assistant Secretary (2021)***
Vice President and Assistant General Counsel, JPMorgan Chase since May 2021; Senior Legal Counsel, Ultimus
Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)**
Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and
Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.
Max Vogel (1990), Assistant Secretary (2021)**
Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Associate, Proskauer Rose
LLP (law firm) from March 2017 to June 2021; Associate, Stroock & Stroock & Lavan LLP (law firm) from
October 2015 to March 2017.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.
**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.
***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

154	J.P. Morgan SmartRetirement® Funds	June 30, 2022

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2022, and continued to hold your shares at the end of the reporting period, June 30, 2022.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® Income Fund
Class A
Actual	$1,000.00	$858.30	$1.57	0.34%
Hypothetical	1,000.00	1,023.11	1.71	0.34
Class C
Actual	1,000.00	855.80	4.46	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class I
Actual	1,000.00	858.10	1.01	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22
Class R2
Actual	1,000.00	856.10	3.45	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	857.00	2.30	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	858.40	1.15	0.25
Hypothetical	1,000.00	1,023.56	1.25	0.25
Class R5
Actual	1,000.00	859.00	0.46	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	859.60	0.00	0.00
Hypothetical	1,000.00	1,024.80	0.00	0.00
JPMorgan SmartRetirement® 2020 Fund
Class A
Actual	1,000.00	858.00	1.84	0.40
Hypothetical	1,000.00	1,022.81	2.01	0.40

June 30, 2022	J.P. Morgan SmartRetirement® Funds	155

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® 2020 Fund (continued)
Class C
Actual	$1,000.00	$855.50	$4.60	1.00%
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class I
Actual	1,000.00	858.60	1.15	0.25
Hypothetical	1,000.00	1,023.56	1.25	0.25
Class R2
Actual	1,000.00	856.80	3.45	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	857.70	2.30	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	858.90	1.15	0.25
Hypothetical	1,000.00	1,023.56	1.25	0.25
Class R5
Actual	1,000.00	859.50	0.46	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	860.00	0.00	0.00
Hypothetical	1,000.00	1,024.80	0.00	0.00
JPMorgan SmartRetirement® 2025 Fund
Class A
Actual	1,000.00	840.30	1.96	0.43
Hypothetical	1,000.00	1,022.66	2.16	0.43
Class C
Actual	1,000.00	837.90	4.56	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class I
Actual	1,000.00	840.80	1.14	0.25
Hypothetical	1,000.00	1,023.56	1.25	0.25
Class R2
Actual	1,000.00	839.00	3.42	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	840.00	2.28	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	840.90	1.14	0.25
Hypothetical	1,000.00	1,023.56	1.25	0.25
Class R5
Actual	1,000.00	841.50	0.46	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	841.60	0.00	0.00
Hypothetical	1,000.00	1,024.80	0.00	0.00
JPMorgan SmartRetirement® 2030 Fund
Class A
Actual	1,000.00	826.20	1.95	0.43
Hypothetical	1,000.00	1,022.66	2.16	0.43

156	J.P. Morgan SmartRetirement® Funds	June 30, 2022

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® 2030 Fund (continued)
Class C
Actual	$1,000.00	$823.90	$4.52	1.00%
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class I
Actual	1,000.00	826.90	1.13	0.25
Hypothetical	1,000.00	1,023.56	1.25	0.25
Class R2
Actual	1,000.00	824.80	3.39	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	825.90	2.26	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	826.50	1.13	0.25
Hypothetical	1,000.00	1,023.56	1.25	0.25
Class R5
Actual	1,000.00	827.50	0.45	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	827.90	0.00	0.00
Hypothetical	1,000.00	1,024.80	0.00	0.00
JPMorgan SmartRetirement® 2035 Fund
Class A
Actual	1,000.00	815.10	1.94	0.43
Hypothetical	1,000.00	1,022.66	2.16	0.43
Class C
Actual	1,000.00	813.10	4.50	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class I
Actual	1,000.00	816.00	1.13	0.25
Hypothetical	1,000.00	1,023.56	1.25	0.25
Class R2
Actual	1,000.00	814.20	3.37	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	815.00	2.25	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	816.10	1.13	0.25
Hypothetical	1,000.00	1,023.56	1.25	0.25
Class R5
Actual	1,000.00	816.60	0.45	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	817.10	0.00	0.00
Hypothetical	1,000.00	1,024.80	0.00	0.00
JPMorgan SmartRetirement® 2040 Fund
Class A
Actual	1,000.00	807.10	1.93	0.43
Hypothetical	1,000.00	1,022.66	2.16	0.43

June 30, 2022	J.P. Morgan SmartRetirement® Funds	157

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® 2040 Fund (continued)
Class C
Actual	$1,000.00	$804.90	$4.48	1.00%
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class I
Actual	1,000.00	807.50	1.12	0.25
Hypothetical	1,000.00	1,023.56	1.25	0.25
Class R2
Actual	1,000.00	805.50	3.36	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	806.60	2.24	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	807.50	1.12	0.25
Hypothetical	1,000.00	1,023.56	1.25	0.25
Class R5
Actual	1,000.00	808.20	0.45	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	808.60	0.00	0.00
Hypothetical	1,000.00	1,024.80	0.00	0.00
JPMorgan SmartRetirement® 2045 Fund
Class A
Actual	1,000.00	800.30	1.92	0.43
Hypothetical	1,000.00	1,022.66	2.16	0.43
Class C
Actual	1,000.00	798.00	4.46	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class I
Actual	1,000.00	800.90	1.12	0.25
Hypothetical	1,000.00	1,023.56	1.25	0.25
Class R2
Actual	1,000.00	798.90	3.35	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	800.10	2.23	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	800.90	1.12	0.25
Hypothetical	1,000.00	1,023.56	1.25	0.25
Class R5
Actual	1,000.00	801.60	0.45	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	801.60	0.00	0.00
Hypothetical	1,000.00	1,024.80	0.00	0.00
JPMorgan SmartRetirement® 2050 Fund
Class A
Actual	1,000.00	799.00	1.92	0.43
Hypothetical	1,000.00	1,022.66	2.16	0.43

158	J.P. Morgan SmartRetirement® Funds	June 30, 2022

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® 2050 Fund (continued)
Class C
Actual	$1,000.00	$796.80	$4.46	1.00%
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class I
Actual	1,000.00	799.70	1.12	0.25
Hypothetical	1,000.00	1,023.56	1.25	0.25
Class R2
Actual	1,000.00	797.30	3.34	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	798.50	2.23	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	799.50	1.12	0.25
Hypothetical	1,000.00	1,023.56	1.25	0.25
Class R5
Actual	1,000.00	800.30	0.45	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	800.80	0.00	0.00
Hypothetical	1,000.00	1,024.80	0.00	0.00
JPMorgan SmartRetirement® 2055 Fund
Class A
Actual	1,000.00	799.20	1.92	0.43
Hypothetical	1,000.00	1,022.66	2.16	0.43
Class C
Actual	1,000.00	796.80	4.50	1.01
Hypothetical	1,000.00	1,019.79	5.06	1.01
Class I
Actual	1,000.00	799.80	1.16	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Class R2
Actual	1,000.00	798.00	3.39	0.76
Hypothetical	1,000.00	1,021.03	3.81	0.76
Class R3
Actual	1,000.00	799.10	2.27	0.51
Hypothetical	1,000.00	1,022.27	2.56	0.51
Class R4
Actual	1,000.00	799.90	1.12	0.25
Hypothetical	1,000.00	1,023.56	1.25	0.25
Class R5
Actual	1,000.00	800.70	0.45	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	800.90	0.00	0.00
Hypothetical	1,000.00	1,024.80	0.00	0.00
JPMorgan SmartRetirement® 2060 Fund
Class A
Actual	1,000.00	799.00	1.92	0.43
Hypothetical	1,000.00	1,022.66	2.16	0.43

June 30, 2022	J.P. Morgan SmartRetirement® Funds	159

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® 2060 Fund (continued)
Class C
Actual	$1,000.00	$796.70	$4.50	1.01%
Hypothetical	1,000.00	1,019.79	5.06	1.01
Class I
Actual	1,000.00	799.90	1.16	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Class R2
Actual	1,000.00	798.10	3.39	0.76
Hypothetical	1,000.00	1,021.03	3.81	0.76
Class R3
Actual	1,000.00	798.90	2.27	0.51
Hypothetical	1,000.00	1,022.27	2.56	0.51
Class R4
Actual	1,000.00	799.90	1.16	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Class R5
Actual	1,000.00	800.40	0.49	0.11
Hypothetical	1,000.00	1,024.25	0.55	0.11
Class R6
Actual	1,000.00	800.70	0.04	0.01
Hypothetical	1,000.00	1,024.75	0.05	0.01

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

160	J.P. Morgan SmartRetirement® Funds	June 30, 2022

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report have adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2022, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. During the Program Reporting Period, the Program was amended, pursuant to an exemptive order from the Securities and Exchange Commission, to permit the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. The
Report discussed the implementation of these changes. No other material changes were made to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the exemptive order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

June 30, 2022	J.P. Morgan SmartRetirement® Funds	161

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2022. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2022. The information necessary to complete your income tax returns for the calendar year ending December 31, 2022 will be provided under separate cover.
Dividends Received Deduction (DRD)
Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2022:
Dividends Received Deduction
JPMorgan SmartRetirement® Income Fund	7.82%
JPMorgan SmartRetirement® 2020 Fund	9.03
JPMorgan SmartRetirement® 2025 Fund	11.02
JPMorgan SmartRetirement® 2030 Fund	12.55
JPMorgan SmartRetirement® 2035 Fund	11.85
JPMorgan SmartRetirement® 2040 Fund	12.92
JPMorgan SmartRetirement® 2045 Fund	13.83
JPMorgan SmartRetirement® 2050 Fund	13.02
JPMorgan SmartRetirement® 2055 Fund	13.37
JPMorgan SmartRetirement® 2060 Fund	10.14
Long Term Capital Gain
Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2022:
Long-Term Capital Gain Distribution
JPMorgan SmartRetirement® Income Fund	$140,565
JPMorgan SmartRetirement® 2020 Fund	308,199
JPMorgan SmartRetirement® 2025 Fund	423,346
JPMorgan SmartRetirement® 2030 Fund	496,539
JPMorgan SmartRetirement® 2035 Fund	610,334
JPMorgan SmartRetirement® 2040 Fund	640,930
JPMorgan SmartRetirement® 2045 Fund	437,138
JPMorgan SmartRetirement® 2050 Fund	386,033
JPMorgan SmartRetirement® 2055 Fund	148,225
Long-Term Capital Gain Distribution
JPMorgan SmartRetirement® 2060 Fund	$16,744
Qualified Dividend Income (QDI)
Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2022:
Qualified Dividend Income
JPMorgan SmartRetirement® Income Fund	$13,182
JPMorgan SmartRetirement® 2020 Fund	23,388
JPMorgan SmartRetirement® 2025 Fund	44,969
JPMorgan SmartRetirement® 2030 Fund	63,124
JPMorgan SmartRetirement® 2035 Fund	59,638
JPMorgan SmartRetirement® 2040 Fund	65,342
JPMorgan SmartRetirement® 2045 Fund	51,100
JPMorgan SmartRetirement® 2050 Fund	44,505
JPMorgan SmartRetirement® 2055 Fund	24,680
JPMorgan SmartRetirement® 2060 Fund	4,922
Foreign Source Income and Foreign Tax Credit Pass Through
For the fiscal year ended June 30, 2022, the Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses cannot be quantified until Underlying Funds complete reporting for the calendar year in progress. Amounts for the fiscal year ended June 30, 2022 will be disclosed in the semi-annual report for the period ended December 31, 2022.

162	J.P. Morgan SmartRetirement® Funds	June 30, 2022

Rev. January 2011
FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◾Social Security number and account balances
◾transaction history and account transactions
◾checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’
personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s),respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds protect my personal information?	We collect your personal information, for example, when you:
◾open an account or provide contact information
◾give us your account information or pay us by check
◾make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
◾sharing for affiliates’ everyday business purposes – information about your creditworthiness
◾affiliates from using your information to market to you
◾sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
◾J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
◾J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
◾J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. June 2022.
AN-SR-622

Annual Report
JPMorgan SmartRetirement® Blend Funds
June 30, 2022
JPMorgan SmartRetirement® Blend Income Fund
JPMorgan SmartRetirement® Blend 2015 Fund (formerly known as JPMorgan SmartSpendingSM 2015 Fund)
JPMorgan SmartRetirement® Blend 2020 Fund
JPMorgan SmartRetirement® Blend 2025 Fund
JPMorgan SmartRetirement® Blend 2030 Fund
JPMorgan SmartRetirement® Blend 2035 Fund
JPMorgan SmartRetirement® Blend 2040 Fund
JPMorgan SmartRetirement® Blend 2045 Fund
JPMorgan SmartRetirement® Blend 2050 Fund
JPMorgan SmartRetirement® Blend 2055 Fund
JPMorgan SmartRetirement® Blend 2060 Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
August 8, 2022 (Unaudited)
Dear Shareholder,

“It remains essential, in our view, that
investors consider the potential
benefits of portfolio diversification
that adapts to near-term market
conditions while cultivating long-term
opportunities.”
— Andrea L. Lisher

The global economic rebound that marked 2021 has been sapped of much of its strength in 2022 by accelerating inflation and rising interest rates, the conflict in Ukraine and the ongoing global impacts of the pandemic. The uncertain economic picture has proven to be particularly challenging for investors.
U.S. equity prices, which had largely led a decade-long rally in global equity, fell sharply in 2022 and turned in their worst first-half performance since 1970. In general, only select U.S. Treasury bonds and U.S. core fixed income saw increased investor demand amid the sell-off in equities.
In response to rising consumer and producer prices and tight labor markets, the U.S. Federal Reserve (the “Fed”) adopted an increasingly aggressive policy stance in 2022, raising its benchmark interest rate by 25 basis points in March, then by 50 basis points in May and by 75 basis points each in June and July. Meanwhile, U.S. gross domestic product fell by 1.6% in the first quarter of 2022 and by an estimated 0.9% in the second quarter.
However, corporate earnings and revenues have largely outpaced certain investor expectations in 2022 amid sustained strength in consumer demand and management efforts to hold down expenses and pass along higher input costs. Further economic resilience was seen in labor markets, where the jobless rate remained at 3.6% from February through June.
In 2022, investors are now facing economic and market circumstances unseen in decades. In the U.S., the highest inflation rate in 40 years and the Fed’s policy response have rattled both equity and fixed income markets. Concurrently, the conflict in Ukraine has constrained both energy supplies to Europe and grain shipments to a range of nations already under economic strain. The Fed and other leading central banks have acknowledged the risks of runaway inflation and have generally pledged to employ a flexible approach to counter those risks without squelching economic growth.
It remains essential, in our view, that investors consider the potential benefits of portfolio diversification that adapts to near-term market conditions, while cultivating long-term opportunities. J.P. Morgan Asset Management will seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.
On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.
Sincerely yours,

Andrea L. Lisher
Head of Americas, Client
J.P. Morgan Asset Management

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	1

JPMorgan SmartRetirement® Blend Funds
FUND FACTS
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

Fund	Fund Return*	Broad Based Securities Market Index Return	Broad Based Securities Market Index Name	Fund Net Assets as of June 30, 2022 ($000)
JPMorgan SmartRetirement® Blend Income Fund	(12.07)%	(9.75)%	S&P Target Date Retirement Income Index	575,499
JPMorgan SmartRetirement® Blend 2015 Fund (formerly known as JPMorgan SmartSpendingSM 2015 Fund)	(11.99)%	(10.27)%	S&P Target Date 2015 Index	26,604
JPMorgan SmartRetirement® Blend 2020 Fund	(12.10)%	(10.86)%	S&P Target Date 2020 Index	1,038,902
JPMorgan SmartRetirement® Blend 2025 Fund	(13.28)%	(11.40)%	S&P Target Date 2025 Index	1,835,987
JPMorgan SmartRetirement® Blend 2030 Fund	(14.12)%	(12.24)%	S&P Target Date 2030 Index	2,193,231
JPMorgan SmartRetirement® Blend 2035 Fund	(14.58)%	(13.15)%	S&P Target Date 2035 Index	2,062,189
JPMorgan SmartRetirement® Blend 2040 Fund	(15.01)%	(13.76)%	S&P Target Date 2040 Index	1,820,490
JPMorgan SmartRetirement® Blend 2045 Fund	(15.32)%	(14.15)%	S&P Target Date 2045 Index	1,469,479
JPMorgan SmartRetirement® Blend 2050 Fund	(15.38)%	(14.33)%	S&P Target Date 2050 Index	1,114,330
JPMorgan SmartRetirement® Blend 2055 Fund	(15.31)%	(14.39)%	S&P Target Date 2055 Index	620,642
JPMorgan SmartRetirement® Blend 2060 Fund	(15.24)%	(14.45)%	S&P Target Date 2060+ Index	238,870

*
Returns for all Funds are based on Class R6 Shares. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

JPMorgan SmartRetirement® Blend Income Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Investment Companies	40.6%
Exchange-Traded Funds	30.4
Corporate Bonds	6.1
Asset-Backed Securities	4.7
Mortgage-Backed Securities	4.3
U.S. Treasury Obligations	4.0
Collateralized Mortgage Obligations	1.1
Others (each less than 1.0%)	0.8
Short-Term Investments	8.0
JPMorgan SmartRetirement® Blend 2015 Fund (formerly known as JPMorgan SmartSpendingSM 2015 Fund)
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Investment Companies	39.2%
Exchange-Traded Funds	29.9
U.S. Treasury Obligations	6.8
Corporate Bonds	6.0
Mortgage-Backed Securities	5.1
Asset-Backed Securities	3.1
Others (each less than 1.0%)	1.4
Short-Term Investments	8.5
JPMorgan SmartRetirement® Blend 2020 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Investment Companies	40.8%
Exchange-Traded Funds	30.1
Corporate Bonds	6.0
Asset-Backed Securities	5.0
Mortgage-Backed Securities	4.6
U.S. Treasury Obligations	3.2
Collateralized Mortgage Obligations	1.4
Others (each less than 1.0%)	0.8
Short-Term Investments	8.1
JPMorgan SmartRetirement® Blend 2025 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Investment Companies	44.8%
Exchange-Traded Funds	30.3
Corporate Bonds	5.9
Mortgage-Backed Securities	4.3
Asset-Backed Securities	4.2
U.S. Treasury Obligations	4.0
Collateralized Mortgage Obligations	1.1
Others (each less than 1.0%)	0.6
Short-Term Investments	4.8
JPMorgan SmartRetirement® Blend 2030 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Investment Companies	49.3%
Exchange-Traded Funds	30.5
Corporate Bonds	4.7
U.S. Treasury Obligations	3.8
Asset-Backed Securities	3.4
Mortgage-Backed Securities	3.3
Others (each less than 1.0%)	1.4
Short-Term Investments	3.6
JPMorgan SmartRetirement® Blend 2035 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Investment Companies	58.1%
Exchange-Traded Funds	33.5
U.S. Treasury Obligations	1.2
Corporate Bonds	1.1
Others (each less than 1.0%)	1.9
Short-Term Investments	4.2

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	3

JPMorgan SmartRetirement® Blend Funds
FUND FACTS
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
JPMorgan SmartRetirement® Blend 2040 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	48.8%
International Equity	30.3
Fixed Income	15.1
Alternative Assets	3.4
U.S. Treasury Obligations	0.3
Short-Term Investments	2.1
JPMorgan SmartRetirement® Blend 2045 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	53.1%
International Equity	32.9
Fixed Income	7.5
Alternative Assets	3.7
U.S. Treasury Obligations	0.3
Short-Term Investments	2.5
JPMorgan SmartRetirement® Blend 2050 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	54.1%
International Equity	33.4
Fixed Income	6.1
Alternative Assets	3.7
U.S. Treasury Obligations	0.3
Short-Term Investments	2.4
JPMorgan SmartRetirement® Blend 2055 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	53.7%
International Equity	33.8
Fixed Income	6.1
Alternative Assets	3.7
U.S. Treasury Obligations	0.3
Short-Term Investments	2.4
JPMorgan SmartRetirement® Blend 2060 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	51.8%
International Equity	33.4
Fixed Income	5.9
Alternative Assets	3.6
U.S. Treasury Obligations	0.3
Short-Term Investments	5.0

4	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

JPMorgan SmartRetirement® Blend Funds
FUNDS COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
INVESTMENT OBJECTIVES*
The JPMorgan SmartRetirement® Blend Income Fund seeks current income and some capital appreciation. The JPMorgan SmartRetirement® Blend 2015 Fund seeks to provide total return consisting of current income and some capital appreciation. The remaining JPMorgan SmartRetirement® Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.
HOW DID THE MARKET PERFORM?
Equity markets rallied in the second half of 2021 on the back of low interest rates, record corporate earnings and a global economic rebound. However, equity markets in 2022 rendered their worst first-half performance since 1970, amid slowing growth, rapidly rising inflation and the outbreak of military conflict in Ukraine.
By the end of June 2022, the S&P 500 had slumped into bear market territory – generally defined as a 20% or more decline since the last closing high. While bond markets largely underperformed equity markets throughout most of the twelve month period, investor demand for U.S. Treasury bonds bolstered the Bloomberg U.S. Aggregate Index in the second half of the period.
U.S. equity generated positive returns and led developed markets equity to outperform both emerging markets equity and fixed income markets during the second half of 2021. U.S. equity prices were bolstered by continued monetary and fiscal support as well as strong consumer spending and record corporate profits.
International developed markets equity also provided positive returns though the strength of the economic rebound from 2020 was tempered in some regions by the inflationary pressures, supply chain bottlenecks and mixed success in battling the pandemic. Emerging markets equity prices fell during the period, partly driven by investor concerns about the outlook for inflation and interest rates, as well increased scrutiny of large technology companies by regulators in China.
A resurgence in the pandemic, particularly the emergence of the Omicron variant of Covid-19, in late 2021 and early 2022 failed to dent the U.S. economy. However, a number of nations reinstated social restrictions and China enacted a “Zero Covid” policy that led to severe lockdowns in several large cities, including Shanghai. The result was a sharp drop in manufacturing and other economic activity across China, which further strained on global supply chains and became a drag on the economies of other emerging market nations..
The S&P 500 reached a new closing high on January 3, 2022, bolstered by record high corporate earnings, sales, cash flows, share repurchases and dividends. However, investor sentiment began to sour as accelerating inflation started to erode consumer confidence and raise expectations for an increase in benchmark interest rates by the U.S. Federal Reserve.
Russia’s invasion of Ukraine at the end of February 2022 initiated a sell-off in global financial markets that was further fueled by the highest U.S. inflation rate in more than 40 years. Equity prices recovered somewhat in March 2022 amid better-than-expected corporate earnings. However, the general trend in global financial markets was downward.
While the S&P 500 had a positive total return of 11.67% in the second half of 2021, the index plummeted in the first half of 2022 and its total return for the twelve-month period was -10.62%. Within U.S. equity markets, prices for small cap stocks declined the most, followed by large cap and mid cap stocks, and growth stocks largely underperformed value stocks.
WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?
The Class R6 Shares of the SmartRetirement Blend Income Fund and all ten SmartRetirement Blend Funds underperformed their respective S&P Target Date Indexes (the “Benchmarks”) for the twelve months ended June 30, 2022.
In terms of manager selection, the Fund’s investments in the JPMorgan Emerging Markets Research Enhanced Equity Fund and JPMorgan Emerging Markets Debt Fund, and in the JPMorgan Inflation Managed Bond ETF were leading detractors from performance. The Fund’s investments in JPMorgan Core Bond Fund, JPMorgan High Yield Bond Fund and JPMorgan Income Fund were leading contributors to relative performance.
From a strategic perspective, the Funds’ larger allocations to equities over fixed income, particularly in the longer-dated Funds, detracted from relative performance. The Funds’ diversification within fixed income, particularly their overweight allocations to emerging markets debt and U.S. high yield bonds, detracted from relative performance. Within equities, the Funds’ overweight allocations to real estate investment trusts contributed to relative performance.
From an active asset allocation perspective, the Funds’ larger allocations to U.S. large cap equity over bonds was a leading detractor from relative performance amid rising geopolitical uncertainty, inflationary pressure and risks to economic growth. The portfolio managers responded to the above factors via a diversified underweight position across equities and credit, which helped relative performance.
Strategic asset allocation involves setting long-term target allocations to various asset classes and periodically rebalancing

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	5

JPMorgan SmartRetirement® Blend Funds
FUNDS COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
the portfolio in accordance with those targets. Active asset allocation generally involves a more active trading approach and seeks to take advantage of short-to-intermediate term investment opportunities.
HOW WAS THE PORTFOLIO POSITIONED?
The Funds invested in underlying J.P. Morgan Funds (the “underlying funds”) to implement the Funds’ portfolio managers’ asset allocation decisions. The Funds’ portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the portfolios. Relative to their respective Benchmarks, the Funds invested across a broader range of asset classes.
The Funds’ portfolio managers believed that this diversification would help manage market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, the portfolio managers sought to invest in asset classes that they believed have had historically lower correlations to the broader fixed income and equity markets. The Funds’ portfolio managers also used futures contracts to help manage cash flows and implement active asset allocations.

*
The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

6	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

JPMorgan SmartRetirement® Blend Income Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
Class I SHARES	July 2, 2012	(12.25)%	2.75%	3.90%
Class R2 SHARES	July 2, 2012	(12.71)	2.23	3.42
Class R3 SHARES	May 31, 2017	(12.48)	2.48	3.70
Class R4 SHARES	May 31, 2017	(12.30)	2.74	3.96
Class R5 SHARES	July 2, 2012	(12.18)	2.89	4.07
Class R6 SHARES	July 2, 2012	(12.07)	3.00	4.16
LIFE OF FUND PERFORMANCE  (7/2/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on July 2, 2012.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend Income Fund and the S&P Target Date Retirement Income Index from July 2, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date Retirement Income Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date Retirement Income Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date Retirement Income Index was discontinued. As a result, performance for the S&P Target Date Retirement Income Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

7

JPMorgan SmartRetirement® Blend 2015 Fund
(formerly known as JPMorgan SmartSpendingSM 2015 Fund)
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
Class I SHARES	December 30, 2016	(12.22)%	1.76%	2.57%
Class R2 SHARES	December 30, 2016	(12.62)	1.17	1.96
Class R3 SHARES	December 30, 2016	(12.45)	1.41	2.21
Class R4 SHARES	December 30, 2016	(12.21)	1.68	2.48
Class R5 SHARES	December 30, 2016	(12.08)	1.82	2.62
Class R6 SHARES	December 30, 2016	(11.99)	1.92	2.72
LIFE OF FUND PERFORMANCE  (12/30/16 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on December 30, 2016.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2015 Fund and the S&P Target Date 2015 Index from December 30, 2016 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2015 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2015 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2015 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2015 Index was discontinued. As a result, performance for the S&P Target Date 2015 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8

JPMorgan SmartRetirement® Blend 2020 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
Class I SHARES	July 2, 2012	(12.31)%	3.18%	5.21%
Class R2 SHARES	July 2, 2012	(12.71)	2.66	4.73
Class R3 SHARES	May 31, 2017	(12.53)	2.92	5.01
Class R4 SHARES	May 31, 2017	(12.25)	3.18	5.28
Class R5 SHARES	July 2, 2012	(12.19)	3.33	5.39
Class R6 SHARES	July 2, 2012	(12.10)	3.43	5.47
LIFE OF FUND PERFORMANCE  (7/2/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on July 2, 2012.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2020 Fund and the S&P Target Date 2020 Index from July 2, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2020 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2020 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2020 Index was discontinued. As a result, performance for the S&P Target Date 2020 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

9

JPMorgan SmartRetirement® Blend 2025 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
Class I SHARES	July 2, 2012	(13.48)%	3.91%	6.06%
Class R2 SHARES	July 2, 2012	(13.95)	3.38	5.56
Class R3 SHARES	May 31, 2017	(13.70)	3.64	5.85
Class R4 SHARES	May 31, 2017	(13.47)	3.91	6.12
Class R5 SHARES	July 2, 2012	(13.37)	4.06	6.24
Class R6 SHARES	July 2, 2012	(13.28)	4.17	6.32
LIFE OF FUND PERFORMANCE  (7/2/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on July 2, 2012.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2025 Fund and the S&P Target Date 2025 Index from July 2, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2025 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2025 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2025 Index was discontinued. As a result, performance for the S&P Target Date 2025 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10

JPMorgan SmartRetirement® Blend 2030 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
Class I SHARES	July 2, 2012	(14.35)%	4.52%	6.78%
Class R2 SHARES	July 2, 2012	(14.78)	3.99	6.29
Class R3 SHARES	May 31, 2017	(14.58)	4.25	6.57
Class R4 SHARES	May 31, 2017	(14.35)	4.51	6.83
Class R5 SHARES	July 2, 2012	(14.25)	4.67	6.96
Class R6 SHARES	July 2, 2012	(14.12)	4.78	7.04
LIFE OF FUND PERFORMANCE  (7/2/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on July 2, 2012.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2030 Fund and the S&P Target Date 2030 Index from July 2, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2030 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2030 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2030 Index was discontinued. As a result, performance for the S&P Target Date 2030 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

11

JPMorgan SmartRetirement® Blend 2035 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
Class I SHARES	July 2, 2012	(14.78)%	5.14%	7.41%
Class R2 SHARES	July 2, 2012	(15.18)	4.62	6.92
Class R3 SHARES	May 31, 2017	(14.98)	4.87	7.20
Class R4 SHARES	May 31, 2017	(14.77)	5.14	7.47
Class R5 SHARES	July 2, 2012	(14.64)	5.30	7.60
Class R6 SHARES	July 2, 2012	(14.58)	5.40	7.68
LIFE OF FUND PERFORMANCE  (7/2/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on July 2, 2012.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2035 Fund and the S&P Target Date 2035 Index from July 2, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2035 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2035 Index is comprised of underlying indices of securities. Effective May 31, 2017, prior version of the S&P Target Date 2035 Index was discontinued. As a result, performance for the S&P Target Date 2035 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12

JPMorgan SmartRetirement® Blend 2040 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
Class I SHARES	July 2, 2012	(15.25)%	5.59%	7.84%
Class R2 SHARES	July 2, 2012	(15.68)	5.06	7.35
Class R3 SHARES	May 31, 2017	(15.44)	5.32	7.64
Class R4 SHARES	May 31, 2017	(15.26)	5.59	7.91
Class R5 SHARES	July 2, 2012	(15.10)	5.75	8.03
Class R6 SHARES	July 2, 2012	(15.01)	5.86	8.11
LIFE OF FUND PERFORMANCE  (7/2/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on July 2, 2012.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2040 Fund and the S&P Target Date 2040 Index from July 2, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2040 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2040 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2040 Index was discontinued. As a result, performance for the S&P Target Date 2040 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

13

JPMorgan SmartRetirement® Blend 2045 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
Class I SHARES	July 2, 2012	(15.55)%	5.85%	7.97%
Class R2 SHARES	July 2, 2012	(15.96)	5.33	7.48
Class R3 SHARES	May 31, 2017	(15.76)	5.60	7.77
Class R4 SHARES	May 31, 2017	(15.55)	5.86	8.03
Class R5 SHARES	July 2, 2012	(15.45)	6.02	8.16
Class R6 SHARES	July 2, 2012	(15.32)	6.12	8.25
LIFE OF FUND PERFORMANCE  (7/2/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on July 2, 2012.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2045 Fund and the S&P Target Date 2045 Index from July 2, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2045 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2045 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2045 Index was discontinued. As a result, performance for the S&P Target Date 2045 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14

JPMorgan SmartRetirement® Blend 2050 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
Class I SHARES	July 2, 2012	(15.62)%	5.90%	8.00%
Class R2 SHARES	July 2, 2012	(16.03)	5.37	7.51
Class R3 SHARES	May 31, 2017	(15.83)	5.64	7.80
Class R4 SHARES	May 31, 2017	(15.60)	5.90	8.07
Class R5 SHARES	July 2, 2012	(15.47)	6.06	8.19
Class R6 SHARES	July 2, 2012	(15.38)	6.16	8.27
LIFE OF FUND PERFORMANCE  (7/2/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on July 2, 2012.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2050 Fund and the S&P Target Date 2050 Index from July 2, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. Effective June 1, 2017, the S&P Target Date 2050 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). The S&P Target Date 2050 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2050 Index was discontinued. As a result, performance for the S&P Target Date 2050 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

15

JPMorgan SmartRetirement® Blend 2055 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
Class I SHARES	July 2, 2012	(15.52)%	5.87%	7.95%
Class R2 SHARES	July 2, 2012	(15.95)	5.35	7.46
Class R3 SHARES	May 31, 2017	(15.76)	5.62	7.75
Class R4 SHARES	May 31, 2017	(15.54)	5.88	8.02
Class R5 SHARES	July 2, 2012	(15.40)	6.03	8.14
Class R6 SHARES	July 2, 2012	(15.31)	6.15	8.23
LIFE OF FUND PERFORMANCE  (7/2/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on July 2, 2012.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2055 Fund and the S&P Target Date 2055 Index from July 2, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2055 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2055 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2055 Index was discontinued. As a result, performance for the S&P Target Date 2055 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16

JPMorgan SmartRetirement® Blend 2060 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
Class I SHARES	August 31, 2016	(15.42)%	5.96%	7.04%
Class R2 SHARES	August 31, 2016	(15.88)	5.41	6.49
Class R3 SHARES	May 31, 2017	(15.67)	5.67	6.76
Class R4 SHARES	May 31, 2017	(15.48)	5.93	7.02
Class R5 SHARES	August 31, 2016	(15.34)	6.11	7.19
Class R6 SHARES	August 31, 2016	(15.24)	6.21	7.29
LIFE OF FUND PERFORMANCE  (8/31/16 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on August 31, 2016.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2060 Fund and the S&P Target Date 2060+ Index from August 31, 2016 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2060+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2060+ Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, S&P Target Date 2060+ Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2060+ Index was discontinued. As a result, performance for the S&P Target Date 2060+ Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

17

JPMorgan SmartRetirement® Blend Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 40.1%
Fixed Income — 16.5%
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	7,094	52,847
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,724	10,017
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	832	6,866
JPMorgan High Yield Fund Class R6 Shares (a)	4,110	25,275
Total Fixed Income		95,005
International Equity — 4.7%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	1,714	26,933
U.S. Equity — 18.9%
JPMorgan Equity Index Fund Class R6 Shares (a)	1,918	108,970
Total Investment Companies (Cost $230,269)		230,908
Exchange-Traded Funds — 30.0%
Alternative Assets — 1.5%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	102	8,939
Fixed Income — 15.0%
JPMorgan High Yield Research Enhanced ETF (a)	72	3,123
JPMorgan Inflation Managed Bond ETF (a)	896	43,296
JPMorgan U.S. Aggregate Bond ETF (a)	828	39,718
Total Fixed Income		86,137
International Equity — 9.3%
JPMorgan BetaBuilders International Equity ETF (a)	1,127	53,325
U.S. Equity — 4.2%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	189	13,153
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	222	11,193
Total U.S. Equity		24,346
Total Exchange-Traded Funds (Cost $179,001)		172,747
	PRINCIPAL AMOUNT ($000)
Corporate Bonds — 6.0%
Aerospace & Defense — 0.2%
Boeing Co. (The)
2.50%, 3/1/2025	85	80
2.75%, 2/1/2026	30	28
2.20%, 2/4/2026	15	14
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Aerospace & Defense — continued
2.70%, 2/1/2027	765	681
3.45%, 11/1/2028	63	56
Northrop Grumman Corp.
5.15%, 5/1/2040	95	96
3.85%, 4/15/2045	80	67
Raytheon Technologies Corp. 2.25%, 7/1/2030	143	123
		1,145
Airlines — 0.0% ^
American Airlines Pass-Through Trust Series 2021-1, Class A Shares, 2.88%, 7/11/2034	266	226
Automobiles — 0.1%
General Motors Co. 6.80%, 10/1/2027	150	158
Hyundai Capital America
1.15%, 11/10/2022 (b)	363	360
1.30%, 1/8/2026 (b)	40	36
		554
Banks — 1.2%
AIB Group plc (Ireland) 4.75%, 10/12/2023 (b)	600	600
Banco Santander SA (Spain)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (c)	200	174
2.75%, 12/3/2030	400	318
Bank of America Corp.
(SOFR + 1.01%), 1.20%, 10/24/2026 (c)	199	178
(SOFR + 1.05%), 2.55%, 2/4/2028 (c)	80	73
(SOFR + 1.58%), 4.38%, 4/27/2028 (c)	105	103
(SOFR + 1.33%), 2.97%, 2/4/2033 (c)	110	94
(SOFR + 1.93%), 2.68%, 6/19/2041 (c)	419	301
Bank of Ireland Group plc (Ireland)
4.50%, 11/25/2023 (b)	200	199
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.03%, 9/30/2027 (b) (c)	200	174
Barclays plc (United Kingdom) 4.34%, 1/10/2028	200	191
BNP Paribas SA (France) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.05%), 2.59%, 8/12/2035 (b) (c)	200	157
Citigroup, Inc.
(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028 (c)	125	118
(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (c)	145	125
SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
Commonwealth Bank of Australia (Australia) 3.31%, 3/11/2041 (b)	250	189
Credit Agricole SA (France)
4.38%, 3/17/2025 (b)	200	197
(SOFR + 0.89%), 1.25%, 1/26/2027 (b) (c)	250	220
HSBC Holdings plc (United Kingdom)
(SOFR + 1.29%), 1.59%, 5/24/2027 (c)	200	176
(SOFR + 1.73%), 2.01%, 9/22/2028 (c)	745	637
Intesa Sanpaolo SpA (Italy) Series XR, 3.25%, 9/23/2024 (b)	200	194
Lloyds Banking Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.63%, 5/11/2027 (c)	200	178
NatWest Group plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.75%), 4.89%, 5/18/2029 (c)	200	194
Santander UK Group Holdings plc (United Kingdom) (SOFR + 0.99%), 1.67%, 6/14/2027 (c)	200	174
Societe Generale SA (France)
4.25%, 4/14/2025 (b)	400	392
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 6/9/2032 (b)	245	196
Standard Chartered plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.17%), 1.32%, 10/14/2023 (b) (c)	620	615
UniCredit SpA (Italy) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (b) (c)	200	173
Wells Fargo & Co.
4.30%, 7/22/2027	580	574
(SOFR + 2.13%), 4.61%, 4/25/2053 (c)	110	102
Westpac Banking Corp. (Australia)
2.96%, 11/16/2040	15	11
3.13%, 11/18/2041	80	59
		7,086
Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc. (Belgium) 3.75%, 7/15/2042	365	295
Keurig Dr Pepper, Inc. 3.80%, 5/1/2050	98	78
		373
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Biotechnology — 0.2%
AbbVie, Inc.
2.95%, 11/21/2026	95	90
3.20%, 11/21/2029	251	231
4.05%, 11/21/2039	200	178
4.25%, 11/21/2049	75	67
Amgen, Inc. 3.15%, 2/21/2040	175	138
Biogen, Inc. 2.25%, 5/1/2030	45	37
Gilead Sciences, Inc. 2.60%, 10/1/2040	108	79
Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	166	133
		953
Building Products — 0.0% ^
Masco Corp. 2.00%, 10/1/2030	87	69
Capital Markets — 0.7%
Brookfield Finance, Inc. (Canada) 3.50%, 3/30/2051	113	81
Credit Suisse AG (Switzerland) 3.70%, 2/21/2025	250	244
Credit Suisse Group AG (Switzerland)
(SOFR + 0.98%), 1.31%, 2/2/2027 (b) (c)	250	215
4.28%, 1/9/2028 (b)	500	467
Deutsche Bank AG (Germany) (SOFR + 1.87%), 2.13%, 11/24/2026 (c)	450	399
Goldman Sachs Group, Inc. (The)
4.25%, 10/21/2025	688	682
(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (c)	287	272
Macquarie Group Ltd. (Australia)
(SOFR + 1.07%), 1.34%, 1/12/2027 (b) (c)	185	163
(SOFR + 1.53%), 2.87%, 1/14/2033 (b) (c)	100	82
Morgan Stanley
5.00%, 11/24/2025	377	383
3.13%, 7/27/2026	344	328
S&P Global, Inc.
2.70%, 3/1/2029 (b)	111	101
4.25%, 5/1/2029 (b)	130	129
UBS Group AG (Switzerland)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 4.49%, 5/12/2026 (b) (c)	200	199
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 2.09%, 2/11/2032 (b) (c)	250	198
		3,943
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	19

JPMorgan SmartRetirement® Blend Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Chemicals — 0.0% ^
DuPont de Nemours, Inc. 5.32%, 11/15/2038	84	83
LYB International Finance III LLC 1.25%, 10/1/2025	52	47
		130
Construction & Engineering — 0.0% ^
Quanta Services, Inc. 2.35%, 1/15/2032	135	105
Consumer Finance — 0.4%
AerCap Ireland Capital DAC (Ireland)
3.15%, 2/15/2024	150	145
6.50%, 7/15/2025	150	154
4.63%, 10/15/2027	450	424
3.00%, 10/29/2028	150	126
Avolon Holdings Funding Ltd. (Ireland)
2.88%, 2/15/2025 (b)	78	72
5.50%, 1/15/2026 (b)	290	281
2.13%, 2/21/2026 (b)	60	52
4.25%, 4/15/2026 (b)	10	9
2.53%, 11/18/2027 (b)	383	312
Capital One Financial Corp. (SOFR + 1.27%), 2.62%, 11/2/2032 (c)	85	68
General Motors Financial Co., Inc. 3.80%, 4/7/2025	100	98
Park Aerospace Holdings Ltd. (Ireland)
4.50%, 3/15/2023 (b)	295	294
5.50%, 2/15/2024 (b)	22	22
		2,057
Containers & Packaging — 0.0% ^
Graphic Packaging International LLC 1.51%, 4/15/2026 (b)	99	89
Diversified Consumer Services — 0.0% ^
University of Miami Series 2022, 4.06%, 4/1/2052	40	36
Diversified Financial Services — 0.0% ^
Shell International Finance BV (Netherlands) 3.13%, 11/7/2049	86	66
Diversified Telecommunication Services — 0.1%
AT&T, Inc.
2.30%, 6/1/2027	233	213
3.50%, 6/1/2041	227	181
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Diversified Telecommunication Services — continued
3.55%, 9/15/2055	152	114
Verizon Communications, Inc. 2.65%, 11/20/2040	79	58
		566
Electric Utilities — 0.4%
Duke Energy Indiana LLC Series YYY, 3.25%, 10/1/2049	43	33
Edison International 5.75%, 6/15/2027	70	71
Emera US Finance LP (Canada) 4.75%, 6/15/2046	92	81
Entergy Arkansas LLC 2.65%, 6/15/2051	36	25
Entergy Louisiana LLC
4.00%, 3/15/2033	67	64
2.90%, 3/15/2051	20	14
Evergy, Inc. 2.90%, 9/15/2029	175	154
Fells Point Funding Trust 3.05%, 1/31/2027 (b)	195	180
FirstEnergy Transmission LLC 4.55%, 4/1/2049 (b)	80	64
Fortis, Inc. (Canada) 3.06%, 10/4/2026	110	103
ITC Holdings Corp. 2.95%, 5/14/2030 (b)	53	47
Jersey Central Power & Light Co. 4.30%, 1/15/2026 (b)	78	77
Massachusetts Electric Co. 4.00%, 8/15/2046 (b)	34	28
New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (b)	111	75
NRG Energy, Inc.
2.00%, 12/2/2025 (b)	40	36
2.45%, 12/2/2027 (b)	165	142
OGE Energy Corp. 0.70%, 5/26/2023	55	54
Pacific Gas and Electric Co.
1.37%, 3/10/2023	225	222
1.70%, 11/15/2023	65	63
3.25%, 2/16/2024	170	166
3.45%, 7/1/2025	75	71
2.95%, 3/1/2026	137	124
3.75%, 8/15/2042 (d)	41	28
4.30%, 3/15/2045	25	18
PacifiCorp 4.15%, 2/15/2050	53	48
PG&E Wildfire Recovery Funding LLC Series A-2, 4.26%, 6/1/2036	50	50
Southern California Edison Co.
Series 20C, 1.20%, 2/1/2026	77	69
Series C, 4.13%, 3/1/2048	54	44
SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Electric Utilities — continued
Union Electric Co. 3.90%, 4/1/2052	68	60
Vistra Operations Co. LLC 4.88%, 5/13/2024 (b)	141	140
		2,351
Entertainment — 0.1%
Activision Blizzard, Inc. 1.35%, 9/15/2030	88	71
Take-Two Interactive Software, Inc. 3.70%, 4/14/2027	124	120
Walt Disney Co. (The) 3.50%, 5/13/2040	150	128
		319
Equity Real Estate Investment Trusts (REITs) — 0.4%
American Campus Communities Operating Partnership LP 2.25%, 1/15/2029	60	56
American Tower Corp.
1.50%, 1/31/2028	65	54
1.88%, 10/15/2030	421	328
Brixmor Operating Partnership LP
2.25%, 4/1/2028	70	60
2.50%, 8/16/2031	40	31
Corporate Office Properties LP 2.75%, 4/15/2031	113	91
Equinix, Inc. 2.90%, 11/18/2026	122	113
Healthcare Trust of America Holdings LP 2.00%, 3/15/2031	166	129
Healthpeak Properties, Inc. 2.13%, 12/1/2028	121	105
Life Storage LP 2.40%, 10/15/2031	110	88
Office Properties Income Trust 2.40%, 2/1/2027	140	114
Physicians Realty LP 2.63%, 11/1/2031	45	36
Realty Income Corp. 1.80%, 3/15/2033	115	88
Sabra Health Care LP 3.20%, 12/1/2031	80	64
Safehold Operating Partnership LP 2.85%, 1/15/2032	146	117
Scentre Group Trust 1 (Australia) 3.63%, 1/28/2026 (b)	272	262
UDR, Inc.
2.10%, 8/1/2032	167	130
1.90%, 3/15/2033	40	30
WP Carey, Inc.
2.40%, 2/1/2031	71	58
2.25%, 4/1/2033	370	284
		2,238
Food & Staples Retailing — 0.0% ^
7-Eleven, Inc.
1.30%, 2/10/2028 (b)	48	40
2.50%, 2/10/2041 (b)	50	34
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Food & Staples Retailing — continued
Alimentation Couche-Tard, Inc. (Canada)
3.44%, 5/13/2041 (b)	115	86
3.63%, 5/13/2051 (b)	125	91
CVS Pass-Through Trust Series 2014, 4.16%, 8/11/2036 (b)	37	35
		286
Food Products — 0.1%
Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	64	53
Kraft Heinz Foods Co.
4.63%, 10/1/2039	85	75
4.38%, 6/1/2046	47	39
Smithfield Foods, Inc. 3.00%, 10/15/2030 (b)	179	148
		315
Gas Utilities — 0.0% ^
Atmos Energy Corp. 2.85%, 2/15/2052	85	61
CenterPoint Energy Resources Corp. 1.75%, 10/1/2030	174	141
		202
Health Care Equipment & Supplies — 0.0% ^
Boston Scientific Corp. 4.55%, 3/1/2039	27	25
DH Europe Finance II SARL 3.25%, 11/15/2039	46	38
		63
Health Care Providers & Services — 0.2%
Banner Health 1.90%, 1/1/2031	100	83
Bon Secours Mercy Health, Inc. Series 20-2, 3.21%, 6/1/2050	65	49
CommonSpirit Health
1.55%, 10/1/2025	30	28
2.78%, 10/1/2030	65	56
3.91%, 10/1/2050	25	20
Elevance Health, Inc. 2.25%, 5/15/2030	168	144
HCA, Inc.
5.25%, 6/15/2026	378	376
3.50%, 7/15/2051	52	36
4.63%, 3/15/2052 (b)	58	46
MedStar Health, Inc. Series 20A, 3.63%, 8/15/2049	70	58
MidMichigan Health Series 2020, 3.41%, 6/1/2050	15	12
MultiCare Health System 2.80%, 8/15/2050	46	33
PeaceHealth Obligated Group Series 2020, 3.22%, 11/15/2050	55	41
Piedmont Healthcare, Inc. 2.86%, 1/1/2052	85	61
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	21

JPMorgan SmartRetirement® Blend Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Health Care Providers & Services — continued
Universal Health Services, Inc. 2.65%, 10/15/2030 (b)	73	58
West Virginia United Health System Obligated Group Series 2020, 3.13%, 6/1/2050	160	117
		1,218
Hotels, Restaurants & Leisure — 0.0% ^
Starbucks Corp. 3.35%, 3/12/2050	86	65
Household Durables — 0.0% ^
Lennar Corp. 4.50%, 4/30/2024	35	35
Independent Power and Renewable Electricity Producers — 0.1%
Alexander Funding Trust 1.84%, 11/15/2023 (b)	370	354
Southern Power Co. 5.15%, 9/15/2041	115	108
		462
Industrial Conglomerates — 0.1%
GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	325	304
Insurance — 0.2%
Athene Global Funding
2.75%, 6/25/2024 (b)	134	130
1.45%, 1/8/2026 (b)	205	182
Berkshire Hathaway Finance Corp. 3.85%, 3/15/2052	65	56
Brown & Brown, Inc. 2.38%, 3/15/2031	168	133
Corebridge Financial, Inc. 3.85%, 4/5/2029 (b)	40	37
Empower Finance 2020 LP (Canada) 3.08%, 9/17/2051 (b)	136	97
New York Life Insurance Co. 3.75%, 5/15/2050 (b)	178	145
Northwestern Mutual Global Funding 1.70%, 6/1/2028 (b)	75	66
Teachers Insurance & Annuity Association of America 3.30%, 5/15/2050 (b)	169	129
		975
Internet & Direct Marketing Retail — 0.0% ^
Amazon.com, Inc. 3.95%, 4/13/2052	120	111
IT Services — 0.0% ^
Global Payments, Inc. 3.20%, 8/15/2029	139	121
Machinery — 0.0% ^
Otis Worldwide Corp. 3.11%, 2/15/2040	115	89
Media — 0.1%
Charter Communications Operating LLC
2.80%, 4/1/2031	54	43
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Media — continued
3.50%, 6/1/2041	50	35
3.50%, 3/1/2042	30	21
3.70%, 4/1/2051	174	118
Comcast Corp.
3.25%, 11/1/2039	149	122
2.80%, 1/15/2051	104	74
Discovery Communications LLC 3.63%, 5/15/2030	74	66
		479
Metals & Mining — 0.1%
Anglo American Capital plc (South Africa) 3.63%, 9/11/2024 (b)	200	196
Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (b)	158	129
Steel Dynamics, Inc. 1.65%, 10/15/2027	122	105
		430
Multiline Retail — 0.0% ^
Nordstrom, Inc. 4.25%, 8/1/2031	142	108
Multi-Utilities — 0.0% ^
Berkshire Hathaway Energy Co. 2.85%, 5/15/2051	78	55
Consumers Energy Co. 3.25%, 8/15/2046	34	27
WEC Energy Group, Inc. 1.38%, 10/15/2027	84	73
		155
Oil, Gas & Consumable Fuels — 0.4%
Boardwalk Pipelines LP 4.45%, 7/15/2027	85	82
BP Capital Markets America, Inc. 2.77%, 11/10/2050	77	53
Coterra Energy, Inc. 3.90%, 5/15/2027 (b)	65	62
Diamondback Energy, Inc. 3.25%, 12/1/2026	158	154
Energy Transfer LP
4.40%, 3/15/2027	175	170
5.00%, 5/15/2044 (d)	210	175
Enterprise Products Operating LLC 4.45%, 2/15/2043	100	87
Exxon Mobil Corp. 3.00%, 8/16/2039	265	216
Flex Intermediate Holdco LLC
3.36%, 6/30/2031 (b)	75	61
4.32%, 12/30/2039 (b)	55	43
Gray Oak Pipeline LLC
2.60%, 10/15/2025 (b)	245	229
3.45%, 10/15/2027 (b)	130	119
SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
HF Sinclair Corp.
2.63%, 10/1/2023 (b)	92	89
5.88%, 4/1/2026 (b)	49	50
MPLX LP 4.50%, 4/15/2038	86	75
NGPL PipeCo LLC 3.25%, 7/15/2031 (b)	80	67
Phillips 66 Co. 3.55%, 10/1/2026 (b)	85	83
Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	178	182
Targa Resources Corp. 4.20%, 2/1/2033	30	27
TotalEnergies Capital International SA (France) 2.99%, 6/29/2041	175	138
		2,162
Personal Products — 0.0% ^
GSK Consumer Healthcare Capital US LLC 3.38%, 3/24/2029 (b)	250	234
Pharmaceuticals — 0.2%
AstraZeneca plc (United Kingdom) 6.45%, 9/15/2037	20	24
Bristol-Myers Squibb Co.
4.13%, 6/15/2039	90	86
2.35%, 11/13/2040	244	180
Merck & Co., Inc. 2.35%, 6/24/2040	133	100
Takeda Pharmaceutical Co. Ltd. (Japan) 3.03%, 7/9/2040	600	462
Viatris, Inc.
3.85%, 6/22/2040	111	79
4.00%, 6/22/2050	63	42
		973
Road & Rail — 0.1%
CSX Corp. 3.80%, 11/1/2046	93	79
Kansas City Southern 4.70%, 5/1/2048	72	68
Norfolk Southern Corp. 3.05%, 5/15/2050	90	66
Triton Container International Ltd. (Bermuda) 2.05%, 4/15/2026 (b)	200	177
Union Pacific Corp. 3.55%, 8/15/2039	121	104
		494
Semiconductors & Semiconductor Equipment — 0.1%
Analog Devices, Inc. 2.80%, 10/1/2041	85	67
Broadcom, Inc.
1.95%, 2/15/2028 (b)	210	179
3.19%, 11/15/2036 (b)	27	20
KLA Corp. 3.30%, 3/1/2050	122	97
Microchip Technology, Inc.
0.97%, 2/15/2024	110	104
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued
0.98%, 9/1/2024	112	104
NXP BV (China) 3.25%, 5/11/2041	135	102
Xilinx, Inc. 2.38%, 6/1/2030	228	201
		874
Software — 0.1%
Oracle Corp. 3.80%, 11/15/2037	130	101
VMware, Inc.
1.40%, 8/15/2026	154	136
4.70%, 5/15/2030	143	138
		375
Specialty Retail — 0.0% ^
Lowe's Cos., Inc. 3.70%, 4/15/2046	178	143
Technology Hardware, Storage & Peripherals — 0.1%
Apple, Inc. 3.45%, 2/9/2045	160	139
Dell International LLC 6.20%, 7/15/2030	370	385
		524
Thrifts & Mortgage Finance — 0.0% ^
BPCE SA (France) (SOFR + 1.52%), 1.65%, 10/6/2026 (b) (c)	300	269
Tobacco — 0.1%
Altria Group, Inc. 2.45%, 2/4/2032	145	109
BAT Capital Corp. (United Kingdom)
2.26%, 3/25/2028	168	141
4.39%, 8/15/2037	110	87
3.73%, 9/25/2040	143	100
		437
Trading Companies & Distributors — 0.1%
Air Lease Corp.
3.38%, 7/1/2025	175	165
2.88%, 1/15/2026	90	82
1.88%, 8/15/2026	245	212
		459
Wireless Telecommunication Services — 0.0% ^
Rogers Communications, Inc. (Canada) 4.55%, 3/15/2052 (b)	55	48
Total Corporate Bonds (Cost $41,106)		34,716
Asset-Backed Securities — 4.6%
ACC Auto Trust
Series 2021-A, Class A, 1.08%, 4/15/2027 (b)	139	137
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	23

JPMorgan SmartRetirement® Blend Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2021-A, Class B, 1.79%, 4/15/2027 (b)	340	325
ACC Trust Series 2021-1, Class B, 1.43%, 7/22/2024 (b)	280	278
Accelerated LLC Series 2021-1H, Class B, 1.90%, 10/20/2040 ‡ (b)	174	159
Affirm Asset Securitization Trust Series 2021-A, Class A, 0.88%, 8/15/2025 (b)	285	281
Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 8/15/2046 (b)	315	278
American Airlines Pass-Through Trust
Series 2016-2, Class AA, 3.20%, 6/15/2028	269	246
Series 2016-3, Class AA, 3.00%, 10/15/2028	354	321
Series 2021-1, Class B, 3.95%, 7/11/2030	335	279
Series 2019-1, Class AA, 3.15%, 2/15/2032	420	371
AMSR Trust
Series 2020-SFR2, Class E1, 4.03%, 7/17/2037 ‡ (b)	150	144
Series 2020-SFR3, Class E2, 2.76%, 9/17/2037 ‡ (b)	100	91
Series 2020-SFR4, Class D, 2.01%, 11/17/2037 ‡ (b)	335	306
Series 2020-SFR4, Class E2, 2.46%, 11/17/2037 ‡ (b)	140	128
Series 2021-SFR2, Class E2, 2.58%, 8/17/2038 ‡ (b)	120	105
Aqua Finance Trust Series 2020-AA, Class C, 3.97%, 7/17/2046 ‡ (b)	100	94
Arivo Acceptance Auto Loan Receivables Trust Series 2021-1A, Class A, 1.19%, 1/15/2027 (b)	55	53
Business Jet Securities LLC
Series 2020-1A, Class A, 2.98%, 11/15/2035 (b)	361	331
Series 2021-1A, Class A, 2.16%, 4/15/2036 (b)	293	265
Series 2021-1A, Class B, 2.92%, 4/15/2036 ‡ (b)	406	362
Series 2022-1A, Class A, 4.46%, 6/15/2037 (b)	219	211
BXG Receivables Note Trust Series 2020-A, Class A, 1.55%, 2/28/2036 (b)	127	117
Carvana Auto Receivables Trust
Series 2019-4A, Class D, 3.07%, 7/15/2025 (b)	50	49
Series 2020-P1, Class C, 1.32%, 11/9/2026	175	159
CPS Auto Receivables Trust
Series 2021-A, Class B, 0.61%, 2/18/2025 (b)	65	65
Series 2021-B, Class C, 1.23%, 3/15/2027 (b)	270	259
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Credit Acceptance Auto Loan Trust Series 2020-2A, Class C, 2.73%, 11/15/2029 (b)	260	251
Credito Real USA Auto Receivables Trust Series 2021-1A, Class A, 1.35%, 2/16/2027 (b)	67	65
Crossroads Asset Trust
Series 2021-A, Class A2, 0.82%, 3/20/2024 (b)	48	47
Series 2021-A, Class B, 1.12%, 6/20/2025 ‡ (b)	195	188
DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (b)	205	185
Delta Air Lines Pass-Through Trust Series 2020-1, Class A, 2.50%, 6/10/2028	187	164
Diamond Resorts Owner Trust
Series 2021-1A, Class A, 1.51%, 11/21/2033 (b)	53	50
Series 2021-1A, Class C, 2.70%, 11/21/2033 ‡ (b)	162	152
Drive Auto Receivables Trust Series 2020-1, Class D, 2.70%, 5/17/2027	125	123
DT Auto Owner Trust
Series 2021-1A, Class C, 0.84%, 10/15/2026 (b)	135	129
Series 2021-2A, Class C, 1.10%, 2/16/2027 (b)	165	157
Series 2022-2A, Class D, 5.46%, 3/15/2028 (b)	130	127
Elara HGV Timeshare Issuer LLC Series 2021-A, Class B, 1.74%, 8/27/2035 ‡ (b)	314	289
Exeter Automobile Receivables Trust Series 2021-2A, Class C, 0.98%, 6/15/2026	280	269
FHF Trust Series 2021-1A, Class A, 1.27%, 3/15/2027 (b)	69	67
First Investors Auto Owner Trust Series 2021-1A, Class B, 0.89%, 3/15/2027 (b)	140	136
FirstKey Homes Trust
Series 2021-SFR2, Class E1, 2.26%, 9/17/2038 ‡ (b)	420	363
Series 2022-SFR1, Class E1, 5.00%, 5/17/2039 (b)	140	130
Flagship Credit Auto Trust
Series 2018-1, Class D, 3.86%, 4/15/2024 (b)	76	76
Series 2021-1, Class B, 0.68%, 2/16/2027 (b)	180	174
Series 2020-4, Class C, 1.28%, 2/16/2027 (b)	185	178
FMC GMSR Issuer Trust Series 2021-GT2, Class A, 3.85%, 10/25/2026 (b) (e)	265	237
FREED ABS Trust Series 2021-2, Class B, 1.03%, 6/19/2028 ‡ (b)	300	297
SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Genesis Sales Finance Master Trust Series 2020-AA, Class A, 1.65%, 9/22/2025 (b)	231	227
GLS Auto Receivables Issuer Trust Series 2020-4A, Class B, 0.87%, 12/16/2024 (b)	62	62
Home Partners of America Trust
Series 2021-2, Class C, 2.40%, 12/17/2026 ‡ (b)	412	369
Series 2021-3, Class D, 3.00%, 1/17/2041 ‡ (b)	245	218
JetBlue Pass-Through Trust Series 2020-1, Class B, 7.75%, 11/15/2028	140	143
Lendbuzz Securitization Trust Series 2021-1A, Class A, 1.46%, 6/15/2026 (b)	319	310
Lendingpoint Asset Securitization Trust
Series 2021-A, Class A, 1.00%, 12/15/2028 (b)	184	183
Series 2021-A, Class B, 1.46%, 12/15/2028 ‡ (b)	100	97
Series 2021-B, Class A, 1.11%, 2/15/2029 (b)	273	268
Series 2021-B, Class B, 1.68%, 2/15/2029 ‡ (b)	215	202
LendingPoint Asset Securitization Trust Series 2020-REV1, Class A, 2.73%, 10/15/2028 (b)	437	429
LL ABS Trust Series 2021-1A, Class A, 1.07%, 5/15/2029 (b)	137	132
Mariner Finance Issuance Trust Series 2021-AA, Class A, 1.86%, 3/20/2036 (b)	425	376
Marlette Funding Trust
Series 2021-1A, Class A, 0.60%, 6/16/2031 (b)	18	18
Series 2021-1A, Class B, 1.00%, 6/16/2031 ‡ (b)	333	326
Mercury Financial Credit Card Master Trust Series 2021-1A, Class A, 1.54%, 3/20/2026 (b)	455	433
Mission Lane Credit Card Master Trust Series 2021-A, Class A, 1.59%, 9/15/2026 (b)	365	352
MVW LLC Series 2021-2A, Class C, 2.23%, 5/20/2039 ‡ (b)	442	404
NMEF Funding LLC Series 2021-A, Class B, 1.85%, 12/15/2027 ‡ (b)	260	245
NRZ Excess Spread-Collateralized Notes
Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (b)	278	264
Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (b)	207	190
Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (b)	526	480
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Octane Receivables Trust Series 2021-1A, Class A, 0.93%, 3/22/2027 (b)	197	192
OneMain Financial Issuance Trust Series 2020-2A, Class D, 3.45%, 9/14/2035 ‡ (b)	120	107
Oportun Funding XIV LLC Series 2021-A, Class A, 1.21%, 3/8/2028 (b)	247	231
Oportun Issuance Trust Series 2021-B, Class A, 1.47%, 5/8/2031 (b)	830	770
Orange Lake Timeshare Trust Series 2016-A, Class A, 2.61%, 3/8/2029 (b)	47	45
Pagaya AI Debt Selection Trust
Series 2021-1, Class A, 1.18%, 11/15/2027 (b)	315	308
Series 2021-HG1, Class A, 1.22%, 1/16/2029 (b)	488	464
Series 2021-3, Class A, 1.15%, 5/15/2029 (b)	196	190
PRET LLC Series 2021-RN4, Class A1, 2.49%, 10/25/2051 (b) (e)	157	149
Pretium Mortgage Credit Partners I LLC
Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 ‡ (b) (d)	565	535
Series 2021-NPL4, Class A1, 2.36%, 10/27/2060 ‡ (b) (d)	408	383
Progress Residential Trust
Series 2020-SFR3, Class A, 1.29%, 10/17/2027 (b)	180	165
Series 2020-SFR3, Class B, 1.50%, 10/17/2027 ‡ (b)	130	117
Series 2020-SFR1, Class E, 3.03%, 4/17/2037 ‡ (b)	300	279
Series 2021-SFR2, Class D, 2.20%, 4/19/2038 ‡ (b)	889	793
Regional Management Issuance Trust Series 2021-1, Class A, 1.68%, 3/17/2031 (b)	390	360
Republic Finance Issuance Trust
Series 2020-A, Class A, 2.47%, 11/20/2030 (b)	210	202
Series 2021-A, Class A, 2.30%, 12/22/2031 (b)	608	564
Santander Consumer Auto Receivables Trust Series 2021-AA, Class B, 0.71%, 8/17/2026 (b)	195	182
Sierra Timeshare Receivables Funding LLC Series 2021-2A, Class B, 1.80%, 9/20/2038 ‡ (b)	138	130
Theorem Funding Trust Series 2021-1A, Class A, 1.21%, 12/15/2027 (b)	258	252
Tricolor Auto Securitization Trust
Series 2021-1A, Class B, 1.00%, 6/17/2024 (b)	190	187
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	25

JPMorgan SmartRetirement® Blend Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2021-1A, Class C, 1.33%, 9/16/2024 (b)	270	264
United Airlines Pass-Through Trust
Series 2016-2, Class B, 3.65%, 10/7/2025	80	73
Series 2019-2, Class B, 3.50%, 5/1/2028	151	131
Series 2016-2, Class A, 3.10%, 10/7/2028	84	72
Series 2018-1, Class A, 3.70%, 3/1/2030	217	192
Upstart Pass-Through Trust Series 2021-ST2, Class A, 2.50%, 4/20/2027 (b)	76	73
Upstart Securitization Trust
Series 2020-3, Class A, 1.70%, 11/20/2030 (b)	70	70
Series 2021-1, Class A, 0.87%, 3/20/2031 (b)	40	39
US Auto Funding Series 2021-1A, Class B, 1.49%, 3/17/2025 (b)	195	188
VCAT LLC
Series 2021-NPL1, Class A1, 2.29%, 12/26/2050 ‡ (b) (d)	147	142
Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (b) (d)	180	172
Veros Auto Receivables Trust Series 2021-1, Class A, 0.92%, 10/15/2026 (b)	98	96
VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (b) (d)	206	195
VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 ‡ (b) (d)	790	749
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 ‡ (b) (d)	675	641
VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 ‡ (b) (d)	426	403
VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 ‡ (b) (d)	301	286
VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (b) (d)	500	477
VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 ‡ (b) (d)	521	495
Westgate Resorts LLC Series 2022-1A, Class B, 2.29%, 8/20/2036 ‡ (b)	222	212
Westlake Automobile Receivables Trust Series 2020-3A, Class C, 1.24%, 11/17/2025 (b)	75	73
Total Asset-Backed Securities (Cost $28,424)		26,644
Mortgage-Backed Securities — 4.3%
FHLMC UMBS, 30 Year
Pool # ZL3032 3.50%, 5/1/2042	221	216
Pool # QB4026 2.50%, 10/1/2050	683	621
Pool # QB4045 2.50%, 10/1/2050	413	372
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # QB4484 2.50%, 10/1/2050	247	225
Pool # QB4542 2.50%, 10/1/2050	223	203
Pool # RA4224 3.00%, 11/1/2050	110	103
Pool # QB8503 2.50%, 2/1/2051	336	303
Pool # QC4789 3.00%, 7/1/2051	230	215
Pool # QD5778 3.00%, 1/1/2052	258	241
Pool # QE1637 4.00%, 5/1/2052	120	120
Pool # QE1832 4.50%, 5/1/2052	135	139
FNMA UMBS, 30 Year
Pool # CA2826 5.50%, 12/1/2048	422	444
Pool # FM3118 3.00%, 5/1/2050	192	181
Pool # BQ2894 3.00%, 9/1/2050	361	339
Pool # BQ3996 2.50%, 10/1/2050	290	263
Pool # BQ5243 3.50%, 10/1/2050	121	117
Pool # CA7398 3.50%, 10/1/2050	432	419
Pool # CA8637 4.00%, 1/1/2051	765	766
Pool # BU3079 3.00%, 1/1/2052	198	185
Pool # BV0273 3.00%, 1/1/2052	208	194
Pool # BV4831 3.00%, 2/1/2052	159	148
Pool # BV0295 3.50%, 2/1/2052	449	440
Pool # BV6743 4.50%, 5/1/2052	155	158
Pool # BV9515 6.00%, 6/1/2052	140	148
FNMA, Other
Pool # AM3010 5.07%, 3/1/2028	209	225
Pool # BL8639 1.09%, 4/1/2028	238	211
Pool # AM5319 4.34%, 1/1/2029	191	198
Pool # BS0448 1.27%, 12/1/2029	449	387
Pool # BL9748 1.60%, 12/1/2029	140	123
Pool # AN7593 2.99%, 12/1/2029	129	124
Pool # AN8285 3.11%, 3/1/2030	134	131
Pool # AM8544 3.08%, 4/1/2030	60	58
Pool # BL9251 1.45%, 10/1/2030	360	309
Pool # AM4789 4.18%, 11/1/2030	86	87
Pool # BL9891 1.37%, 12/1/2030	249	213
Pool # BS5580 3.68%, 1/1/2032	370	372
Pool # AN6149 3.14%, 7/1/2032	405	389
Pool # BM3226 3.44%, 10/1/2032 (e)	592	578
Pool # AN7923 3.33%, 1/1/2033	250	242
Pool # BS5357 3.41%, 3/1/2033	275	268
Pool # AN9067 3.51%, 5/1/2033	140	138
Pool # AN9752 3.65%, 7/1/2033	265	263
Pool # BS5511 3.45%, 8/1/2033	365	357
Pool # BS5127 3.15%, 9/1/2033	215	204
Pool # BL1012 4.03%, 12/1/2033	130	133
Pool # BL0900 4.08%, 2/1/2034	75	77
SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # AN4430 3.61%, 1/1/2037	219	216
Pool # BF0230 5.50%, 1/1/2058	618	678
Pool # BF0497 3.00%, 7/1/2060	289	272
GNMA II, 30 Year
Pool # BY3432 3.50%, 9/20/2050	322	314
Pool # BR3929 3.50%, 10/20/2050	201	195
Pool # BW1726 3.50%, 10/20/2050	303	295
Pool # BS8546 2.50%, 12/20/2050	717	645
Pool # BR3928 3.00%, 12/20/2050	330	316
Pool # BU7538 3.00%, 12/20/2050	219	210
Pool # 785294 3.50%, 1/20/2051	703	698
Pool # CA8452 3.00%, 2/20/2051	917	876
Pool # CB1543 3.00%, 2/20/2051	647	611
Pool # CA3588 3.50%, 2/20/2051	607	591
Pool # CB1536 3.50%, 2/20/2051	668	652
Pool # CB1542 3.00%, 3/20/2051	441	417
Pool # CB4433 3.00%, 3/20/2051	748	699
Pool # CC0070 3.00%, 3/20/2051	110	106
Pool # CC8726 3.00%, 3/20/2051	146	138
Pool # CC8738 3.00%, 3/20/2051	176	166
Pool # CC8723 3.50%, 3/20/2051	804	782
Pool # CC0088 4.00%, 3/20/2051	31	31
Pool # CC0092 4.00%, 3/20/2051	75	75
Pool # CC8727 3.00%, 4/20/2051	207	196
Pool # CC8739 3.00%, 4/20/2051	591	558
Pool # CC8740 3.00%, 4/20/2051	524	494
Pool # CC8751 3.00%, 4/20/2051	108	102
Pool # CA3563 3.50%, 7/20/2051	388	382
Pool # CE2586 3.50%, 7/20/2051	553	538
Pool # CK1527 3.50%, 12/20/2051	381	373
Pool # CJ8184 3.50%, 1/20/2052	402	391
Pool # CK2660 3.00%, 2/20/2052	248	230
Pool # CK2716 3.50%, 2/20/2052	303	297
GNMA II, Other Pool # 785183 2.94%, 10/20/2070 (e)	361	340
Total Mortgage-Backed Securities (Cost $27,448)		24,531
U.S. Treasury Obligations — 4.0%
U.S. Treasury Bonds
1.13%, 5/15/2040	1,504	1,047
1.13%, 8/15/2040	4,644	3,208
2.38%, 2/15/2042	540	458
2.25%, 8/15/2046	455	367
1.25%, 5/15/2050	202	129
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

1.38%, 8/15/2050	4,745	3,123
1.63%, 11/15/2050	1,505	1,059
1.88%, 2/15/2051	388	291
U.S. Treasury Notes
0.13%, 1/31/2023 (f)	1,436	1,416
1.75%, 7/31/2024	430	419
0.25%, 8/31/2025	2,264	2,073
1.88%, 2/28/2027	1,120	1,063
1.88%, 2/28/2029	1,594	1,482
2.88%, 4/30/2029	1,026	1,014
1.50%, 2/15/2030	1,610	1,446
0.63%, 8/15/2030	758	629
0.88%, 11/15/2030	1,250	1,055
1.63%, 5/15/2031	845	755
U.S. Treasury STRIPS Bonds
1.04%, 8/15/2026 (g)	1,015	896
1.14%, 5/15/2027 (g)	1,035	891
Total U.S. Treasury Obligations (Cost $26,634)		22,821
Collateralized Mortgage Obligations — 1.1%
Ajax Mortgage Loan Trust Series 2021-B, Class A, 2.24%, 6/25/2066 ‡ (b) (d)	369	344
Bayview Finance LLC, 0.00%, 7/12/2033 ‡	357	355
Cascade MH Asset Trust Series 2021-MH1, Class A1, 1.75%, 2/25/2046 (b)	471	422
CFMT LLC
Series 2020-HB4, Class A, 0.95%, 12/26/2030 (b) (e)	89	88
Series 2021-HB5, Class A, 0.80%, 2/25/2031 (b) (e)	370	363
CSMC Trust Series 2021-RPL1, Class A1, 1.67%, 9/27/2060 (b) (e)	415	393
FNMA Trust, Whole Loan Series 2002-W8, Class A1, 6.50%, 6/25/2042	167	182
FNMA, Grantor Trust, Whole Loan Series 2001-T12, Class A1, 6.50%, 8/25/2041	67	71
FNMA, REMIC
Series 2018-72, Class VB, 3.50%, 10/25/2031	140	140
Series 2019-7, Class CA, 3.50%, 11/25/2057	775	774
FNMA, REMIC Trust, Whole Loan Series 2002-W3, Class A4, 6.50%, 11/25/2041	333	355
GNMA
Series 2015-H11, Class FC, 1.35%, 5/20/2065 (e)	181	180
Series 2021-H14, Class YD, 8.30%, 6/20/2071 (e)	365	408
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	27

JPMorgan SmartRetirement® Blend Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Legacy Mortgage Asset Trust Series 2021-GS1, Class A1, 1.89%, 10/25/2066 (b) (d)	188	182
LHOME Mortgage Trust Series 2021-RTL1, Class A1, 2.09%, 9/25/2026 (b) (e)	150	144
PRPM LLC
Series 2021-2, Class A1, 2.12%, 3/25/2026 (b) (e)	316	301
Series 2021-10, Class A1, 2.49%, 10/25/2026 (b) (d)	125	118
Seasoned Credit Risk Transfer Trust
Series 2018-1, Class M60C, 3.50%, 5/25/2057	213	210
Series 2019-2, Class M55D, 4.00%, 8/25/2058 ‡	273	273
Series 2020-3, Class M5TW, 3.00%, 5/25/2060 ‡	485	468
Toorak Mortgage Corp. Ltd. Series 2020-1, Class A1, 2.73%, 3/25/2023 (b) (d)	104	103
Towd Point Mortgage Trust Series 2021-R1, Class A1, 2.92%, 11/30/2060 (b) (e)	754	687
Total Collateralized Mortgage Obligations (Cost $6,987)		6,561
Commercial Mortgage-Backed Securities — 0.6%
ACRE Commercial Mortgage Ltd.
Series 2021-FL4, Class A, 2.44%, 12/18/2037 (b) (e)	201	199
Series 2021-FL4, Class AS, 2.71%, 12/18/2037 (b) (e)	230	226
BPR Trust Series 2021-KEN, Class A, 2.57%, 2/15/2029 (b) (e)	200	197
FHLMC, Multi-Family Structured Credit Risk Series 2021-MN2, Class M1, 2.73%, 7/25/2041 (b) (e)	340	306
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K-1511, Class A1, 3.28%, 10/25/2030	319	316
Series K-1510, Class A2, 3.72%, 1/25/2031	115	117
FNMA ACES
Series 2022-M1S, Class A2, 2.08%, 4/25/2032	515	447
Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	95	91
Series 2021-M3, Class X1, IO, 2.09%, 11/25/2033 (e)	596	68
FNMA, Other 3.08%, 1/1/2029 (h)	485	493
FREMF Mortgage Trust
Series 2017-KGX1, Class BFX, 3.71%, 10/25/2027 (b) (e)	210	194
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2015-K48, Class C, 3.77%, 8/25/2048 (b) (e)	15	14
Series 2016-K56, Class B, 4.08%, 6/25/2049 (b) (e)	165	162
Series 2017-K728, Class C, 3.76%, 11/25/2050 (b) (e)	75	73
KKR Industrial Portfolio Trust Series 2021-KDIP, Class B, 2.12%, 12/15/2037 ‡ (b) (e)	176	168
SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (b)	360	305
Total Commercial Mortgage-Backed Securities (Cost $3,605)		3,376
Foreign Government Securities — 0.2%
Republic of Chile (Chile) 2.55%, 1/27/2032	200	170
Republic of Panama (Panama) 3.16%, 1/23/2030	200	178
Republic of Peru (Peru) 2.78%, 12/1/2060	49	30
United Mexican States (Mexico)
2.66%, 5/24/2031	400	329
3.50%, 2/12/2034	228	189
Total Foreign Government Securities (Cost $1,103)		896
	SHARES (000)
Short Term Investments — 7.9%
Investment Companies — 7.9%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (i) (Cost $45,463)	45,463	45,463
Total Investments — 98.8% (Cost $590,040)		568,663
Other Assets Less Liabilities — 1.2%		6,836
NET ASSETS — 100.0%		575,499

Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
CSMC	Credit Suisse Mortgage Trust
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of June 30, 2022.
(d)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of June 30, 2022.

(e)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of June 30, 2022.

(f)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(g)	The rate shown is the effective yield as of June 30, 2022.
(h)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(i)	The rate shown is the current yield as of June 30, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
DJ US Real Estate Index	(119)	09/16/2022	USD	(4,253)	(80)
MSCI EAFE E-Mini Index	(34)	09/16/2022	USD	(3,160)	3
MSCI Emerging Markets E-Mini Index	(99)	09/16/2022	USD	(4,968)	(10)
S&P 500 E-Mini Index	(30)	09/16/2022	USD	(5,694)	88
					1

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	29

JPMorgan SmartRetirement® Blend 2015 Fund (formerly known as JPMorgan SmartSpendingSM 2015 Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 39.2%
Fixed Income — 16.5%
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	329	2,451
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	80	464
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	38	309
JPMorgan High Yield Fund Class R6 Shares (a)	190	1,171
Total Fixed Income		4,395
International Equity — 4.7%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	79	1,236
U.S. Equity — 18.0%
JPMorgan Equity Index Fund Class R6 Shares (a)	84	4,798
Total Investment Companies (Cost $10,902)		10,429
Exchange-Traded Funds — 29.9%
Alternative Assets — 1.4%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	4	373
Fixed Income — 15.1%
JPMorgan High Yield Research Enhanced ETF (a)	4	150
JPMorgan Inflation Managed Bond ETF (a)	42	2,010
JPMorgan U.S. Aggregate Bond ETF (a)	38	1,842
Total Fixed Income		4,002
International Equity — 9.3%
JPMorgan BetaBuilders International Equity ETF (a)	52	2,476
U.S. Equity — 4.1%
iShares Russell 2000 ETF	3	498
iShares Russell Mid-Cap ETF	9	604
Total U.S. Equity		1,102
Total Exchange-Traded Funds (Cost $8,313)		7,953
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 6.8%
U.S. Treasury Bonds
1.13%, 5/15/2040	64	45
1.13%, 8/15/2040	115	79
1.38%, 11/15/2040	37	27
2.25%, 5/15/2041	8	7
1.75%, 8/15/2041	15	11
2.00%, 11/15/2041	10	8
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

2.25%, 8/15/2046	15	12
1.38%, 8/15/2050	182	120
1.63%, 11/15/2050	58	41
1.88%, 11/15/2051	22	16
2.25%, 2/15/2052	20	16
U.S. Treasury Notes
0.13%, 1/31/2023 (b)	478	471
0.13%, 9/15/2023	215	208
1.50%, 2/15/2025	170	163
0.25%, 8/31/2025	121	111
0.38%, 11/30/2025	46	42
3.25%, 6/30/2027	50	50
0.50%, 8/31/2027	68	60
0.63%, 11/30/2027	45	40
1.25%, 3/31/2028	15	14
1.25%, 5/31/2028	12	11
1.00%, 7/31/2028	35	31
1.88%, 2/28/2029	35	33
2.88%, 4/30/2029	46	45
1.88%, 2/15/2032	69	63
U.S. Treasury STRIPS Bonds
1.04%, 8/15/2026 (c)	40	35
1.14%, 5/15/2027 (c)	40	34
2.33%, 5/15/2041 (c)	55	28
Total U.S. Treasury Obligations (Cost $2,001)		1,821
Corporate Bonds — 6.0%
Aerospace & Defense — 0.2%
Boeing Co. (The)
1.17%, 2/4/2023	5	5
1.43%, 2/4/2024	5	5
2.70%, 2/1/2027	32	28
3.45%, 11/1/2028	3	3
Northrop Grumman Corp. 3.85%, 4/15/2045	7	6
Raytheon Technologies Corp. 2.25%, 7/1/2030	11	9
		56
Airlines — 0.0% ^
American Airlines Pass-Through Trust Series 2021-1, Class A Shares, 2.88%, 7/11/2034	12	10
Automobiles — 0.2%
General Motors Co. 6.80%, 10/1/2027	4	4
Hyundai Capital America
1.15%, 11/10/2022 (d)	17	17
2.65%, 2/10/2025 (d)	5	5
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Automobiles — continued
1.30%, 1/8/2026 (d)	5	5
2.38%, 10/15/2027 (d)	14	12
		43
Banks — 0.5%
Bank of America Corp.
(SOFR + 1.01%), 1.20%, 10/24/2026 (e)	11	10
(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (e)	23	22
(SOFR + 1.58%), 4.38%, 4/27/2028 (e)	5	5
(SOFR + 1.21%), 2.57%, 10/20/2032 (e)	5	4
(SOFR + 1.93%), 2.68%, 6/19/2041 (e)	21	15
Citigroup, Inc.
(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028 (e)	5	5
(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (e)	11	10
(SOFR + 1.18%), 2.52%, 11/3/2032 (e)	5	4
(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (e)	7	6
HSBC Holdings plc (United Kingdom) 6.10%, 1/14/2042	12	13
Mitsubishi UFJ Financial Group, Inc. (Japan) 3.74%, 3/7/2029	11	10
Wells Fargo & Co.
(SOFR + 2.53%), 3.07%, 4/30/2041 (e)	12	9
(SOFR + 2.13%), 4.61%, 4/25/2053 (e)	5	5
Westpac Banking Corp. (Australia) 3.13%, 11/18/2041	4	3
		121
Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc. (Belgium) 3.75%, 7/15/2042	7	6
Keurig Dr Pepper, Inc. 3.20%, 5/1/2030	8	7
		13
Biotechnology — 0.2%
AbbVie, Inc.
2.95%, 11/21/2026	3	3
3.20%, 11/21/2029	4	4
4.05%, 11/21/2039	20	18
Amgen, Inc. 3.15%, 2/21/2040	7	5
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Biotechnology — continued
Gilead Sciences, Inc. 2.60%, 10/1/2040	11	8
Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	7	6
		44
Building Products — 0.0% ^
Masco Corp. 2.00%, 10/1/2030	5	4
Capital Markets — 0.5%
Goldman Sachs Group, Inc. (The)
(SOFR + 0.57%), 0.67%, 3/8/2024	13	13
4.25%, 10/21/2025	46	46
(SOFR + 0.91%), 1.95%, 10/21/2027 (e)	5	4
(SOFR + 1.11%), 2.64%, 2/24/2028	5	5
(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (e)	16	15
Macquarie Group Ltd. (Australia) (SOFR + 1.07%), 1.34%, 1/12/2027 (d) (e)	10	9
Morgan Stanley
3.95%, 4/23/2027	14	14
(ICE LIBOR USD 3 Month + 1.43%), 4.46%, 4/22/2039 (e)	7	6
S&P Global, Inc.
2.70%, 3/1/2029 (d)	6	5
4.25%, 5/1/2029 (d)	10	10
		127
Chemicals — 0.1%
International Flavors & Fragrances, Inc. 3.47%, 12/1/2050 (d)	7	5
LYB International Finance III LLC 1.25%, 10/1/2025	11	10
		15
Construction & Engineering — 0.0% ^
Quanta Services, Inc. 2.35%, 1/15/2032	10	8
Construction Materials — 0.0% ^
Martin Marietta Materials, Inc. Series CB, 2.50%, 3/15/2030	7	6
Consumer Finance — 0.2%
Avolon Holdings Funding Ltd. (Ireland)
2.88%, 2/15/2025 (d)	5	5
5.50%, 1/15/2026 (d)	19	18
2.13%, 2/21/2026 (d)	5	4
2.53%, 11/18/2027 (d)	13	11
Capital One Financial Corp.
3.80%, 1/31/2028	11	10
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Funds	31

JPMorgan SmartRetirement® Blend 2015 Fund (formerly known as JPMorgan SmartSpendingSM 2015 Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Consumer Finance — continued
(SOFR + 1.27%), 2.62%, 11/2/2032 (e)	5	4
General Motors Financial Co., Inc.
3.80%, 4/7/2025	5	5
4.35%, 1/17/2027	2	2
Park Aerospace Holdings Ltd. (Ireland) 4.50%, 3/15/2023 (d)	5	5
		64
Containers & Packaging — 0.0% ^
Graphic Packaging International LLC 1.51%, 4/15/2026 (d)	6	5
Diversified Consumer Services — 0.0% ^
University of Miami Series 2022, 4.06%, 4/1/2052	10	9
Diversified Financial Services — 0.0% ^
Shell International Finance BV (Netherlands)
2.38%, 11/7/2029	7	6
3.13%, 11/7/2049	5	4
		10
Diversified Telecommunication Services — 0.1%
AT&T, Inc.
3.50%, 6/1/2041	11	9
3.55%, 9/15/2055	4	3
Verizon Communications, Inc.
2.10%, 3/22/2028	5	4
2.65%, 11/20/2040	5	4
		20
Electric Utilities — 0.5%
Edison International 5.75%, 6/15/2027	6	6
Emera US Finance LP (Canada) 4.75%, 6/15/2046	12	10
Evergy, Inc. 2.90%, 9/15/2029	11	10
Indiana Michigan Power Co. 3.25%, 5/1/2051	5	4
Jersey Central Power & Light Co. 4.30%, 1/15/2026 (d)	7	7
New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (d)	7	5
NRG Energy, Inc.
2.00%, 12/2/2025 (d)	5	4
2.45%, 12/2/2027 (d)	24	20
OGE Energy Corp. 0.70%, 5/26/2023	5	5
Oklahoma Gas and Electric Co. 0.55%, 5/26/2023	5	5
Pacific Gas and Electric Co.
1.37%, 3/10/2023	10	10
1.70%, 11/15/2023	5	5
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued
3.25%, 2/16/2024	5	5
2.95%, 3/1/2026	4	3
3.75%, 8/15/2042 (f)	4	3
4.30%, 3/15/2045	1	1
PacifiCorp 4.15%, 2/15/2050	12	11
PG&E Wildfire Recovery Funding LLC Series A-2, 4.26%, 6/1/2036	5	5
Southern California Edison Co. Series 20C, 1.20%, 2/1/2026	12	11
Union Electric Co. 3.90%, 4/1/2052	4	3
Vistra Operations Co. LLC 4.88%, 5/13/2024 (d)	7	7
		140
Energy Equipment & Services — 0.0% ^
Schlumberger Holdings Corp. 4.00%, 12/21/2025 (d)	7	7
Entertainment — 0.1%
Activision Blizzard, Inc. 1.35%, 9/15/2030	4	3
Take-Two Interactive Software, Inc. 3.70%, 4/14/2027	6	6
Walt Disney Co. (The) 3.50%, 5/13/2040	11	9
		18
Equity Real Estate Investment Trusts (REITs) — 0.6%
American Tower Corp.
1.50%, 1/31/2028	5	4
1.88%, 10/15/2030	27	21
3.10%, 6/15/2050	7	5
2.95%, 1/15/2051	4	3
Brixmor Operating Partnership LP
2.25%, 4/1/2028	10	9
2.50%, 8/16/2031	5	4
Corporate Office Properties LP 2.75%, 4/15/2031	5	4
CubeSmart LP 2.00%, 2/15/2031	11	9
Digital Realty Trust LP 3.70%, 8/15/2027	7	7
Equinix, Inc. 2.90%, 11/18/2026	11	10
Federal Realty OP LP 1.25%, 2/15/2026	7	6
Healthcare Trust of America Holdings LP 2.00%, 3/15/2031	7	5
Healthpeak Properties, Inc. 2.13%, 12/1/2028	6	5
Life Storage LP 2.40%, 10/15/2031	5	4
Office Properties Income Trust 2.40%, 2/1/2027	10	8
Physicians Realty LP 2.63%, 11/1/2031	5	4
Public Storage 1.95%, 11/9/2028	3	3
Realty Income Corp. 1.80%, 3/15/2033	5	4
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Equity Real Estate Investment Trusts (REITs) — continued
Sabra Health Care LP 3.20%, 12/1/2031	5	4
Safehold Operating Partnership LP 2.85%, 1/15/2032	7	6
Scentre Group Trust 1 (Australia) 3.63%, 1/28/2026 (d)	14	13
UDR, Inc.
2.10%, 8/1/2032	7	5
1.90%, 3/15/2033	5	4
WP Carey, Inc.
2.40%, 2/1/2031	11	9
2.45%, 2/1/2032	10	8
		164
Food & Staples Retailing — 0.2%
7-Eleven, Inc.
0.63%, 2/10/2023 (d)	15	15
0.95%, 2/10/2026 (d)	2	2
1.30%, 2/10/2028 (d)	2	2
2.50%, 2/10/2041 (d)	3	2
Alimentation Couche-Tard, Inc. (Canada)
3.44%, 5/13/2041 (d)	5	4
3.63%, 5/13/2051 (d)	5	3
Kroger Co. (The) 4.45%, 2/1/2047	5	4
Sysco Corp. 2.40%, 2/15/2030	11	9
		41
Food Products — 0.1%
Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	3	2
Kraft Heinz Foods Co.
4.63%, 10/1/2039	5	4
4.38%, 6/1/2046	3	3
Smithfield Foods, Inc. 3.00%, 10/15/2030 (d)	11	9
		18
Gas Utilities — 0.1%
Atmos Energy Corp.
0.63%, 3/9/2023	5	5
1.50%, 1/15/2031	6	5
CenterPoint Energy Resources Corp. 1.75%, 10/1/2030	11	9
		19
Health Care Providers & Services — 0.2%
Banner Health 1.90%, 1/1/2031	4	3
Bon Secours Mercy Health, Inc. Series 20-2, 3.21%, 6/1/2050	5	4
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Health Care Providers & Services — continued
Elevance Health, Inc. 2.25%, 5/15/2030	7	6
HCA, Inc. 5.25%, 6/15/2026	23	23
MedStar Health, Inc. Series 20A, 3.63%, 8/15/2049	5	4
MultiCare Health System 2.80%, 8/15/2050	2	1
Piedmont Healthcare, Inc. 2.86%, 1/1/2052	5	4
Universal Health Services, Inc. 2.65%, 10/15/2030 (d)	3	2
West Virginia United Health System Obligated Group Series 2020, 3.13%, 6/1/2050	20	15
		62
Hotels, Restaurants & Leisure — 0.0% ^
Starbucks Corp. 3.35%, 3/12/2050	7	5
Household Durables — 0.0% ^
Lennar Corp. 4.50%, 4/30/2024	2	2
Independent Power and Renewable Electricity Producers — 0.2%
Alexander Funding Trust 1.84%, 11/15/2023 (d)	15	14
Constellation Energy Generation LLC 3.25%, 6/1/2025	21	20
Southern Power Co. 5.15%, 9/15/2041	16	15
		49
Insurance — 0.3%
American International Group, Inc. 4.38%, 6/30/2050	7	6
Athene Global Funding
0.95%, 1/8/2024 (d)	11	10
2.75%, 6/25/2024 (d)	7	7
2.50%, 1/14/2025 (d)	4	4
1.45%, 1/8/2026 (d)	10	9
Berkshire Hathaway Finance Corp. 3.85%, 3/15/2052	5	4
Brown & Brown, Inc. 2.38%, 3/15/2031	7	6
Corebridge Financial, Inc. 3.85%, 4/5/2029 (d)	5	5
Empower Finance 2020 LP (Canada) 3.08%, 9/17/2051 (d)	7	5
F&G Global Funding 1.75%, 6/30/2026 (d)	5	4
New York Life Insurance Co. 3.75%, 5/15/2050 (d)	7	6
Northwestern Mutual Global Funding 1.70%, 6/1/2028 (d)	5	4
Teachers Insurance & Annuity Association of America 3.30%, 5/15/2050 (d)	7	5
		75
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Funds	33

JPMorgan SmartRetirement® Blend 2015 Fund (formerly known as JPMorgan SmartSpendingSM 2015 Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Internet & Direct Marketing Retail — 0.0% ^
Amazon.com, Inc. 3.95%, 4/13/2052	5	5
IT Services — 0.0% ^
Global Payments, Inc. 3.20%, 8/15/2029	4	3
Machinery — 0.0% ^
Otis Worldwide Corp. 3.11%, 2/15/2040	7	5
Media — 0.1%
Charter Communications Operating LLC
2.80%, 4/1/2031	11	9
3.50%, 6/1/2041	10	7
Comcast Corp.
3.25%, 11/1/2039	11	9
2.80%, 1/15/2051	3	2
Discovery Communications LLC 3.63%, 5/15/2030	11	10
		37
Metals & Mining — 0.1%
Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (d)	12	10
Steel Dynamics, Inc. 1.65%, 10/15/2027	5	4
Vale Overseas Ltd. (Brazil) 3.75%, 7/8/2030	4	4
		18
Multiline Retail — 0.0% ^
Nordstrom, Inc. 4.25%, 8/1/2031	10	8
Multi-Utilities — 0.0% ^
WEC Energy Group, Inc. 1.38%, 10/15/2027	11	10
Oil, Gas & Consumable Fuels — 0.4%
Boardwalk Pipelines LP 4.45%, 7/15/2027	5	5
BP Capital Markets America, Inc.
3.63%, 4/6/2030	5	5
2.77%, 11/10/2050	11	8
Coterra Energy, Inc. 3.90%, 5/15/2027 (d)	5	5
Diamondback Energy, Inc. 3.25%, 12/1/2026	9	9
Energy Transfer LP 5.00%, 5/15/2044 (f)	10	8
Enterprise Products Operating LLC 4.45%, 2/15/2043	5	4
Exxon Mobil Corp. 3.00%, 8/16/2039	11	9
Flex Intermediate Holdco LLC
3.36%, 6/30/2031 (d)	5	4
4.32%, 12/30/2039 (d)	5	4
Gray Oak Pipeline LLC
2.60%, 10/15/2025 (d)	14	13
3.45%, 10/15/2027 (d)	6	5
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued
HF Sinclair Corp. 2.63%, 10/1/2023 (d)	7	7
NGPL PipeCo LLC 3.25%, 7/15/2031 (d)	5	4
Phillips 66 Co. 3.55%, 10/1/2026 (d)	7	7
Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	7	7
TotalEnergies Capital International SA (France) 2.99%, 6/29/2041	7	5
		109
Pharmaceuticals — 0.1%
Bristol-Myers Squibb Co.
4.13%, 6/15/2039	5	5
2.35%, 11/13/2040	9	7
Merck & Co., Inc. 2.35%, 6/24/2040	7	5
Utah Acquisition Sub, Inc. 3.95%, 6/15/2026	11	10
Viatris, Inc. 3.85%, 6/22/2040	11	8
		35
Road & Rail — 0.1%
CSX Corp. 3.80%, 11/1/2046	5	4
Kansas City Southern 4.70%, 5/1/2048	3	3
Norfolk Southern Corp. 3.05%, 5/15/2050	5	4
Penske Truck Leasing Co. LP 1.20%, 11/15/2025 (d)	11	10
Triton Container International Ltd. (Bermuda) 2.05%, 4/15/2026 (d)	15	13
Union Pacific Corp. 3.55%, 8/15/2039	5	4
		38
Semiconductors & Semiconductor Equipment — 0.2%
Analog Devices, Inc. 2.80%, 10/1/2041	4	3
Broadcom, Inc. 1.95%, 2/15/2028 (d)	9	8
KLA Corp. 3.30%, 3/1/2050	6	5
Microchip Technology, Inc.
0.97%, 2/15/2024	10	9
0.98%, 9/1/2024	3	3
NXP BV (China) 3.25%, 5/11/2041	5	4
Xilinx, Inc. 2.38%, 6/1/2030	12	10
		42
Software — 0.1%
Oracle Corp. 3.80%, 11/15/2037	5	4
Roper Technologies, Inc. 1.75%, 2/15/2031	4	3
VMware, Inc.
1.40%, 8/15/2026	7	6
4.70%, 5/15/2030	11	11
		24
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Specialty Retail — 0.1%
AutoZone, Inc. 3.63%, 4/15/2025	11	11
Lowe's Cos., Inc. 3.70%, 4/15/2046	7	6
Tractor Supply Co. 1.75%, 11/1/2030	8	6
		23
Technology Hardware, Storage & Peripherals — 0.1%
Dell International LLC 6.20%, 7/15/2030	18	19
Tobacco — 0.1%
Altria Group, Inc. 2.45%, 2/4/2032	10	8
BAT Capital Corp. (United Kingdom)
2.26%, 3/25/2028	13	11
4.39%, 8/15/2037	5	4
3.73%, 9/25/2040	6	4
		27
Trading Companies & Distributors — 0.1%
Air Lease Corp.
3.38%, 7/1/2025	5	5
1.88%, 8/15/2026	15	13
		18
Wireless Telecommunication Services — 0.1%
Rogers Communications, Inc. (Canada) 4.55%, 3/15/2052 (d)	5	5
T-Mobile USA, Inc. 2.55%, 2/15/2031	17	14
		19
Total Corporate Bonds (Cost $1,915)		1,595
Mortgage-Backed Securities — 5.1%
FHLMC UMBS, 30 Year
Pool # ZL3032 3.50%, 5/1/2042	9	9
Pool # QB4026 2.50%, 10/1/2050	25	23
Pool # QB4045 2.50%, 10/1/2050	15	14
Pool # QB4484 2.50%, 10/1/2050	9	8
Pool # QB4542 2.50%, 10/1/2050	8	8
Pool # RA4224 3.00%, 11/1/2050	4	4
Pool # QB8503 2.50%, 2/1/2051	13	12
Pool # QC4789 3.00%, 7/1/2051	15	14
Pool # QE1832 4.50%, 5/1/2052	30	31
FNMA UMBS, 30 Year
Pool # CA2826 5.50%, 12/1/2048	16	16
Pool # FM3118 3.00%, 5/1/2050	6	6
Pool # BQ2894 3.00%, 9/1/2050	12	11
Pool # BQ3996 2.50%, 10/1/2050	11	10
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BQ5243 3.50%, 10/1/2050	4	4
Pool # CA7398 3.50%, 10/1/2050	14	14
Pool # CA8637 4.00%, 1/1/2051	31	31
Pool # BU1805 2.50%, 12/1/2051	22	20
Pool # CB2637 2.50%, 1/1/2052	15	13
Pool # BU3079 3.00%, 1/1/2052	10	9
Pool # BV0273 3.00%, 1/1/2052	10	9
Pool # CB2670 3.00%, 1/1/2052	15	14
Pool # BV4831 3.00%, 2/1/2052	5	5
Pool # BV0295 3.50%, 2/1/2052	20	19
Pool # BV3950 4.00%, 2/1/2052	10	10
Pool # BV6743 4.50%, 5/1/2052	25	25
FNMA, Other
Pool # AN2009 2.70%, 7/1/2026	38	37
Pool # AM3010 5.07%, 3/1/2028	9	9
Pool # BL8639 1.09%, 4/1/2028	15	13
Pool # AM5319 4.34%, 1/1/2029	9	9
Pool # BS4290 1.95%, 10/1/2029	100	90
Pool # BS0448 1.27%, 12/1/2029	20	17
Pool # BL9748 1.60%, 12/1/2029	5	4
Pool # AN7593 2.99%, 12/1/2029	5	5
Pool # AN8285 3.11%, 3/1/2030	5	5
Pool # AM8544 3.08%, 4/1/2030	5	4
Pool # BL9251 1.45%, 10/1/2030	20	17
Pool # AM4789 4.18%, 11/1/2030	18	18
Pool # BL9891 1.37%, 12/1/2030	10	8
Pool # AN6149 3.14%, 7/1/2032	30	29
Pool # BM3226 3.44%, 10/1/2032 (g)	29	29
Pool # AN7923 3.33%, 1/1/2033	10	10
Pool # AN9067 3.51%, 5/1/2033	5	5
Pool # BS5511 3.45%, 8/1/2033	25	24
Pool # BL1012 4.03%, 12/1/2033	10	10
Pool # BL0900 4.08%, 2/1/2034	10	10
Pool # AN4430 3.61%, 1/1/2037	12	12
Pool # BF0230 5.50%, 1/1/2058	22	24
Pool # BF0497 3.00%, 7/1/2060	11	11
GNMA II, 30 Year
Pool # BY3432 3.50%, 9/20/2050	15	15
Pool # BR3929 3.50%, 10/20/2050	9	8
Pool # BW1726 3.50%, 10/20/2050	16	16
Pool # BS8546 2.50%, 12/20/2050	29	26
Pool # BR3928 3.00%, 12/20/2050	34	33
Pool # BU7538 3.00%, 12/20/2050	28	27
Pool # 785294 3.50%, 1/20/2051	29	29
Pool # CA8452 3.00%, 2/20/2051	36	35
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Funds	35

JPMorgan SmartRetirement® Blend 2015 Fund (formerly known as JPMorgan SmartSpendingSM 2015 Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # CB1543 3.00%, 2/20/2051	28	27
Pool # CA3588 3.50%, 2/20/2051	27	27
Pool # CB1536 3.50%, 2/20/2051	27	26
Pool # CB1542 3.00%, 3/20/2051	35	33
Pool # CB4433 3.00%, 3/20/2051	29	27
Pool # CC0070 3.00%, 3/20/2051	33	32
Pool # CC8738 3.00%, 3/20/2051	29	28
Pool # CC8723 3.50%, 3/20/2051	33	32
Pool # CC8727 3.00%, 4/20/2051	20	19
Pool # CC8739 3.00%, 4/20/2051	24	23
Pool # CC8740 3.00%, 4/20/2051	24	22
Pool # CC8751 3.00%, 4/20/2051	27	25
Pool # CA3563 3.50%, 7/20/2051	15	15
Pool # CE2586 3.50%, 7/20/2051	24	23
Pool # CK1527 3.50%, 12/20/2051	20	19
Pool # CJ8184 3.50%, 1/20/2052	20	19
Pool # CK2716 3.50%, 2/20/2052	15	15
GNMA II, Other Pool # 785183 2.94%, 10/20/2070 (g)	20	19
Total Mortgage-Backed Securities (Cost $1,506)		1,359
Asset-Backed Securities — 3.1%
ACC Auto Trust Series 2021-A, Class A, 1.08%, 4/15/2027 (d)	42	41
Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 8/15/2046 (d)	25	22
American Airlines Pass-Through Trust
Series 2016-2, Class AA, 3.20%, 6/15/2028	19	17
Series 2016-3, Class AA, 3.00%, 10/15/2028	19	17
Series 2021-1, Class B, 3.95%, 7/11/2030	14	12
Series 2019-1, Class AA, 3.15%, 2/15/2032	25	22
AmeriCredit Automobile Receivables Trust Series 2018-3, Class D, 4.04%, 11/18/2024	15	15
Business Jet Securities LLC Series 2021-1A, Class A, 2.16%, 4/15/2036 (d)	76	69
CarMax Auto Owner Trust Series 2019-3, Class C, 2.60%, 6/16/2025	15	15
Carvana Auto Receivables Trust
Series 2019-4A, Class D, 3.07%, 7/15/2025 (d)	35	35
Series 2020-P1, Class C, 1.32%, 11/9/2026	15	14
DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (d)	25	22
Delta Air Lines Pass-Through Trust Series 2020-1, Class A, 2.50%, 6/10/2028	8	7
Drive Auto Receivables Trust Series 2020-1, Class D, 2.70%, 5/17/2027	35	34
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

DT Auto Owner Trust
Series 2021-1A, Class C, 0.84%, 10/15/2026 (d)	10	9
Series 2021-2A, Class C, 1.10%, 2/16/2027 (d)	25	24
Series 2021-4A, Class D, 1.99%, 9/15/2027 (d)	25	23
Exeter Automobile Receivables Trust Series 2021-2A, Class C, 0.98%, 6/15/2026	15	14
FHF Trust Series 2021-1A, Class A, 1.27%, 3/15/2027 (d)	19	18
First Investors Auto Owner Trust Series 2021-1A, Class B, 0.89%, 3/15/2027 (d)	10	10
Flagship Credit Auto Trust
Series 2021-1, Class B, 0.68%, 2/16/2027 (d)	10	10
Series 2020-4, Class C, 1.28%, 2/16/2027 (d)	10	9
GLS Auto Receivables Issuer Trust
Series 2020-4A, Class B, 0.87%, 12/16/2024 (d)	6	6
Series 2021-2A, Class B, 0.77%, 9/15/2025 (d)	10	10
JetBlue Pass-Through Trust Series 2020-1, Class B, 7.75%, 11/15/2028	6	6
Pagaya AI Debt Selection Trust
Series 2021-1, Class A, 1.18%, 11/15/2027 (d)	45	44
Series 2021-HG1, Class A, 1.22%, 1/16/2029 (d)	72	68
Series 2021-3, Class A, 1.15%, 5/15/2029 (d)	67	66
Santander Consumer Auto Receivables Trust Series 2021-AA, Class B, 0.71%, 8/17/2026 (d)	10	9
Santander Drive Auto Receivables Trust Series 2019-3, Class D, 2.68%, 10/15/2025	19	19
United Airlines Pass-Through Trust
Series 2016-2, Class B, 3.65%, 10/7/2025	3	3
Series 2019-2, Class B, 3.50%, 5/1/2028	8	7
Series 2016-2, Class A, 3.10%, 10/7/2028	4	3
Series 2018-1, Class A, 3.70%, 3/1/2030	8	7
United Auto Credit Securitization Trust Series 2021-1, Class C, 0.84%, 6/10/2026 (d)	20	20
Veros Auto Receivables Trust Series 2021-1, Class A, 0.92%, 10/15/2026 (d)	28	27
VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 ‡ (d) (f)	71	68
Westlake Automobile Receivables Trust Series 2020-3A, Class C, 1.24%, 11/17/2025 (d)	10	10
Total Asset-Backed Securities (Cost $882)		832
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — 0.8%
ACRE Commercial Mortgage Ltd.
Series 2021-FL4, Class A, 2.44%, 12/18/2037 (d) (g)	10	9
Series 2021-FL4, Class AS, 2.71%, 12/18/2037 (d) (g)	10	10
BPR Trust Series 2021-KEN, Class A, 2.57%, 2/15/2029 (d) (g)	20	20
FHLMC, Multi-Family Structured Credit Risk Series 2021-MN2, Class M1, 2.73%, 7/25/2041 (d) (g)	29	26
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K-1511, Class A1, 3.28%, 10/25/2030	14	14
Series K-1510, Class A2, 3.72%, 1/25/2031	5	5
FNMA ACES
Series 2022-M1S, Class A2, 2.08%, 4/25/2032	30	26
Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	6	6
Series 2021-M3, Class X1, IO, 2.09%, 11/25/2033 (g)	92	11
FNMA, Other 3.08%, 1/1/2029	25	25
FREMF Mortgage Trust
Series 2017-KGX1, Class BFX, 3.71%, 10/25/2027 (d) (g)	10	9
Series 2016-K56, Class B, 4.08%, 6/25/2049 (d) (g)	5	5
Series 2016-K58, Class B, 3.87%, 9/25/2049 (d) (g)	25	24
Series 2017-K728, Class C, 3.76%, 11/25/2050 (d) (g)	10	10
KKR Industrial Portfolio Trust Series 2021-KDIP, Class B, 2.12%, 12/15/2037 ‡ (d) (g)	8	7
Total Commercial Mortgage-Backed Securities (Cost $219)		207
Collateralized Mortgage Obligations — 0.6%
FNMA Trust, Whole Loan Series 2002-W8, Class A1, 6.50%, 6/25/2042	7	7
FNMA, Grantor Trust, Whole Loan Series 2001-T12, Class A1, 6.50%, 8/25/2041	3	3
FNMA, REMIC
Series 2018-72, Class VB, 3.50%, 10/25/2031	8	8
Series 2019-7, Class CA, 3.50%, 11/25/2057	31	31
FNMA, REMIC Trust, Whole Loan Series 2002-W3, Class A4, 6.50%, 11/25/2041	13	14
Seasoned Credit Risk Transfer Trust
Series 2018-1, Class M60C, 3.50%, 5/25/2057	16	16
Series 2019-2, Class M55D, 4.00%, 8/25/2058 ‡	11	11
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2019-3, Class M55D, 4.00%, 10/25/2058 ‡	10	10
Series 2020-3, Class M5TW, 3.00%, 5/25/2060 ‡	26	25
Series 2020-3, Class TTW, 3.00%, 5/25/2060 ‡	30	30
Total Collateralized Mortgage Obligations (Cost $161)		155
	SHARES (000)
Short Term Investments — 8.6%
Investment Companies — 8.6%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (h) (Cost $2,278)	2,278	2,278
Total Investments — 100.1% (Cost $28,177)		26,629
Liabilities in Excess of Other Assets — (0.1)%		(25)
NET ASSETS — 100.0%		26,604

Percentages indicated are based on net assets.

Abbreviations
ACES	Alternative Credit Enhancement Securities
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Funds	37

JPMorgan SmartRetirement® Blend 2015 Fund (formerly known as JPMorgan SmartSpendingSM 2015 Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
‡	Value determined using significant unobservable inputs.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the effective yield as of June 30, 2022.
(d)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of June 30, 2022.
(f)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of June 30, 2022.

(g)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of June 30, 2022.

(h)	The rate shown is the current yield as of June 30, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
DJ US Real Estate Index	(3)	09/16/2022	USD	(107)	(4)
MSCI EAFE E-Mini Index	(2)	09/16/2022	USD	(186)	—(a)
MSCI Emerging Markets E-Mini Index	(4)	09/16/2022	USD	(201)	(1)
					(5)

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar

(a)	Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan Funds	June 30, 2022

JPMorgan SmartRetirement® Blend 2020 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 40.3%
Fixed Income — 16.5%
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	12,782	95,225
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	3,140	18,241
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	1,509	12,454
JPMorgan High Yield Fund Class R6 Shares (a)	7,484	46,029
Total Fixed Income		171,949
International Equity — 4.7%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	3,117	48,966
U.S. Equity — 19.1%
JPMorgan Equity Index Fund Class R6 Shares (a)	3,486	198,082
Total Investment Companies (Cost $417,458)		418,997
Exchange-Traded Funds — 29.8%
Alternative Assets — 1.3%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	153	13,419
Fixed Income — 14.9%
JPMorgan High Yield Research Enhanced ETF (a)	124	5,417
JPMorgan Inflation Managed Bond ETF (a)	1,618	78,135
JPMorgan U.S. Aggregate Bond ETF (a)	1,492	71,571
Total Fixed Income		155,123
International Equity — 9.3%
JPMorgan BetaBuilders International Equity ETF (a)	2,050	96,934
U.S. Equity — 4.3%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	342	23,860
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	403	20,303
Total U.S. Equity		44,163
Total Exchange-Traded Funds (Cost $320,627)		309,639
	PRINCIPAL AMOUNT ($000)
Corporate Bonds — 6.0%
Aerospace & Defense — 0.2%
Boeing Co. (The)
2.75%, 2/1/2026	70	65
2.20%, 2/4/2026	45	40
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Aerospace & Defense — continued
2.70%, 2/1/2027	1,403	1,249
3.45%, 11/1/2028	155	138
L3Harris Technologies, Inc. 1.80%, 1/15/2031	80	64
Northrop Grumman Corp.
5.15%, 5/1/2040	191	193
3.85%, 4/15/2045	209	176
Raytheon Technologies Corp. 2.25%, 7/1/2030	322	278
		2,203
Airlines — 0.1%
American Airlines Pass-Through Trust Series 2021-1, Class A Shares, 2.88%, 7/11/2034	549	467
Automobiles — 0.1%
General Motors Co. 6.80%, 10/1/2027	300	316
Hyundai Capital America
1.15%, 11/10/2022 (b)	834	828
1.30%, 1/8/2026 (b)	80	71
Nissan Motor Co. Ltd. (Japan) 3.52%, 9/17/2025 (b)	253	239
		1,454
Banks — 1.0%
AIB Group plc (Ireland) 4.75%, 10/12/2023 (b)	845	846
Banco Santander SA (Spain)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (c)	200	174
2.75%, 12/3/2030	600	476
Bank of America Corp.
(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (c)	594	566
(SOFR + 1.58%), 4.38%, 4/27/2028 (c)	190	187
(SOFR + 1.93%), 2.68%, 6/19/2041 (c)	950	684
Bank of Ireland Group plc (Ireland)
4.50%, 11/25/2023 (b)	360	359
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.03%, 9/30/2027 (b) (c)	200	174
Barclays plc (United Kingdom) 4.34%, 1/10/2028	235	225
BNP Paribas SA (France) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.05%), 2.59%, 8/12/2035 (b) (c)	230	181
Citigroup, Inc. (ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (c)	328	283
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	39

JPMorgan SmartRetirement® Blend 2020 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
Commonwealth Bank of Australia (Australia) 3.31%, 3/11/2041 (b)	250	189
Credit Agricole SA (France)
4.38%, 3/17/2025 (b)	400	393
(SOFR + 0.89%), 1.25%, 1/26/2027 (b) (c)	250	220
HSBC Holdings plc (United Kingdom)
(SOFR + 1.29%), 1.59%, 5/24/2027 (c)	600	527
(SOFR + 1.73%), 2.01%, 9/22/2028 (c)	1,495	1,279
Intesa Sanpaolo SpA (Italy) Series XR, 3.25%, 9/23/2024 (b)	300	290
Lloyds Banking Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.63%, 5/11/2027 (c)	200	178
Mizuho Financial Group, Inc. (Japan) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.67%), 1.23%, 5/22/2027 (c)	200	175
NatWest Group plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.87%), 4.44%, 5/8/2030 (c)	315	297
Santander UK Group Holdings plc (United Kingdom) (SOFR + 0.99%), 1.67%, 6/14/2027 (c)	200	175
Societe Generale SA (France)
4.25%, 4/14/2025 (b)	700	686
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.49%, 12/14/2026 (b) (c)	260	229
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 6/9/2032 (b)	415	331
UniCredit SpA (Italy) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (b) (c)	200	173
Wells Fargo & Co.
4.30%, 7/22/2027	900	890
(SOFR + 2.53%), 3.07%, 4/30/2041 (c)	53	41
(SOFR + 2.13%), 4.61%, 4/25/2053 (c)	200	185
Westpac Banking Corp. (Australia)
2.96%, 11/16/2040	50	36
3.13%, 11/18/2041	165	121
		10,570
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc. (Belgium) 3.75%, 7/15/2042	750	608
Keurig Dr Pepper, Inc. 3.80%, 5/1/2050	217	172
		780
Biotechnology — 0.2%
AbbVie, Inc.
2.95%, 11/21/2026	235	223
4.05%, 11/21/2039	400	357
4.25%, 11/21/2049	180	160
Amgen, Inc. 3.15%, 2/21/2040	394	311
Biogen, Inc. 2.25%, 5/1/2030	114	93
Gilead Sciences, Inc. 2.60%, 10/1/2040	227	166
Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	379	304
		1,614
Building Products — 0.0% ^
Masco Corp. 2.00%, 10/1/2030	245	194
Capital Markets — 0.6%
Brookfield Finance, Inc. (Canada) 3.50%, 3/30/2051	301	216
Credit Suisse AG (Switzerland) 3.70%, 2/21/2025	500	488
Credit Suisse Group AG (Switzerland)
(SOFR + 0.98%), 1.31%, 2/2/2027 (b) (c)	250	215
4.28%, 1/9/2028 (b)	995	929
Deutsche Bank AG (Germany) (SOFR + 1.87%), 2.13%, 11/24/2026 (c)	735	653
Goldman Sachs Group, Inc. (The)
4.25%, 10/21/2025	600	595
(SOFR + 1.11%), 2.64%, 2/24/2028	187	170
Macquarie Group Ltd. (Australia)
(SOFR + 1.07%), 1.34%, 1/12/2027 (b) (c)	370	325
(SOFR + 1.53%), 2.87%, 1/14/2033 (b) (c)	200	163
Morgan Stanley
5.00%, 11/24/2025	536	545
3.13%, 7/27/2026	487	465
S&P Global, Inc.
2.70%, 3/1/2029 (b)	202	184
4.25%, 5/1/2029 (b)	233	230
SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Capital Markets — continued
UBS Group AG (Switzerland)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 4.49%, 5/12/2026 (b) (c)	222	221
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 2.09%, 2/11/2032 (b) (c)	450	357
		5,756
Chemicals — 0.0% ^
DuPont de Nemours, Inc. 5.32%, 11/15/2038	170	168
International Flavors & Fragrances, Inc. 3.47%, 12/1/2050 (b)	2	2
LYB International Finance III LLC 1.25%, 10/1/2025	111	100
		270
Construction & Engineering — 0.0% ^
Quanta Services, Inc. 2.35%, 1/15/2032	270	209
Consumer Finance — 0.4%
AerCap Ireland Capital DAC (Ireland)
3.15%, 2/15/2024	300	290
6.50%, 7/15/2025	205	210
4.63%, 10/15/2027	810	762
3.00%, 10/29/2028	150	126
Avolon Holdings Funding Ltd. (Ireland)
2.88%, 2/15/2025 (b)	171	157
5.50%, 1/15/2026 (b)	530	514
2.13%, 2/21/2026 (b)	115	99
4.25%, 4/15/2026 (b)	20	19
2.53%, 11/18/2027 (b)	916	747
Capital One Financial Corp. (SOFR + 1.27%), 2.62%, 11/2/2032 (c)	175	141
General Motors Financial Co., Inc. 3.80%, 4/7/2025	170	166
Park Aerospace Holdings Ltd. (Ireland)
4.50%, 3/15/2023 (b)	505	503
5.50%, 2/15/2024 (b)	49	49
		3,783
Containers & Packaging — 0.0% ^
Graphic Packaging International LLC 1.51%, 4/15/2026 (b)	198	179
Diversified Consumer Services — 0.0% ^
University of Miami Series 2022, 4.06%, 4/1/2052	70	63
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Diversified Financial Services — 0.0% ^
Shell International Finance BV (Netherlands) 3.13%, 11/7/2049	205	157
Diversified Telecommunication Services — 0.1%
AT&T, Inc.
2.30%, 6/1/2027	522	476
3.50%, 6/1/2041	518	414
3.55%, 9/15/2055	305	228
Verizon Communications, Inc. 2.65%, 11/20/2040	185	136
		1,254
Electric Utilities — 0.5%
Duke Energy Indiana LLC Series YYY, 3.25%, 10/1/2049	97	75
Edison International 5.75%, 6/15/2027	195	198
Emera US Finance LP (Canada) 4.75%, 6/15/2046	197	173
Entergy Arkansas LLC 2.65%, 6/15/2051	72	50
Entergy Louisiana LLC
4.00%, 3/15/2033	150	143
2.90%, 3/15/2051	60	43
Evergy, Inc. 2.90%, 9/15/2029	394	348
Fells Point Funding Trust 3.05%, 1/31/2027 (b)	365	337
FirstEnergy Transmission LLC 4.55%, 4/1/2049 (b)	179	144
Fortis, Inc. (Canada) 3.06%, 10/4/2026	251	236
ITC Holdings Corp. 2.95%, 5/14/2030 (b)	126	111
Jersey Central Power & Light Co. 4.30%, 1/15/2026 (b)	182	180
Massachusetts Electric Co. 4.00%, 8/15/2046 (b)	98	81
New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (b)	253	170
NRG Energy, Inc.
2.00%, 12/2/2025 (b)	90	81
2.45%, 12/2/2027 (b)	305	262
OGE Energy Corp. 0.70%, 5/26/2023	105	102
Pacific Gas and Electric Co.
1.37%, 3/10/2023	425	418
1.70%, 11/15/2023	130	125
3.25%, 2/16/2024	315	307
3.45%, 7/1/2025	120	113
2.95%, 3/1/2026	264	240
3.75%, 8/15/2042 (d)	71	48
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	41

JPMorgan SmartRetirement® Blend 2020 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Electric Utilities — continued
4.30%, 3/15/2045	65	47
PacifiCorp 4.15%, 2/15/2050	113	102
PG&E Wildfire Recovery Funding LLC Series A-2, 4.26%, 6/1/2036	85	86
Southern California Edison Co.
Series 20C, 1.20%, 2/1/2026	176	157
Series C, 4.13%, 3/1/2048	121	100
Union Electric Co. 3.90%, 4/1/2052	124	109
Vistra Operations Co. LLC 4.88%, 5/13/2024 (b)	255	254
		4,840
Entertainment — 0.1%
Activision Blizzard, Inc. 1.35%, 9/15/2030	181	145
Take-Two Interactive Software, Inc. 3.70%, 4/14/2027	226	219
Walt Disney Co. (The) 3.50%, 5/13/2040	327	279
		643
Equity Real Estate Investment Trusts (REITs) — 0.4%
American Campus Communities Operating Partnership LP 2.25%, 1/15/2029	110	102
American Tower Corp.
1.50%, 1/31/2028	155	129
1.88%, 10/15/2030	928	722
Brixmor Operating Partnership LP
2.25%, 4/1/2028	140	120
2.50%, 8/16/2031	80	63
Corporate Office Properties LP 2.75%, 4/15/2031	225	182
Equinix, Inc. 2.90%, 11/18/2026	284	264
Healthcare Trust of America Holdings LP 2.00%, 3/15/2031	379	294
Healthpeak Properties, Inc. 2.13%, 12/1/2028	248	214
Life Storage LP 2.40%, 10/15/2031	220	175
Office Properties Income Trust 2.40%, 2/1/2027	275	225
Physicians Realty LP 2.63%, 11/1/2031	100	80
Realty Income Corp. 1.80%, 3/15/2033	220	168
Sabra Health Care LP 3.20%, 12/1/2031	160	127
Safehold Operating Partnership LP 2.85%, 1/15/2032	299	240
Scentre Group Trust 1 (Australia) 3.63%, 1/28/2026 (b)	510	491
UDR, Inc.
2.10%, 8/1/2032	380	295
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued
1.90%, 3/15/2033	50	38
WP Carey, Inc.
2.40%, 2/1/2031	148	121
2.25%, 4/1/2033	10	8
		4,058
Food & Staples Retailing — 0.0% ^
7-Eleven, Inc.
1.30%, 2/10/2028 (b)	96	80
2.50%, 2/10/2041 (b)	99	67
Alimentation Couche-Tard, Inc. (Canada) 3.63%, 5/13/2051 (b)	225	163
CVS Pass-Through Trust Series 2014, 4.16%, 8/11/2036 (b)	97	92
		402
Food Products — 0.1%
Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	138	114
Kraft Heinz Foods Co.
4.63%, 10/1/2039	155	136
4.38%, 6/1/2046	86	72
Smithfield Foods, Inc. 3.00%, 10/15/2030 (b)	403	334
		656
Gas Utilities — 0.0% ^
Atmos Energy Corp. 2.85%, 2/15/2052	175	125
CenterPoint Energy Resources Corp. 1.75%, 10/1/2030	176	143
		268
Health Care Equipment & Supplies — 0.0% ^
Boston Scientific Corp. 4.55%, 3/1/2039	63	59
DH Europe Finance II SARL 3.25%, 11/15/2039	103	85
		144
Health Care Providers & Services — 0.2%
Banner Health 1.90%, 1/1/2031	246	205
Bon Secours Mercy Health, Inc. Series 20-2, 3.21%, 6/1/2050	150	112
Children's Hospital of Philadelphia (The) Series 2020, 2.70%, 7/1/2050	185	130
CommonSpirit Health
1.55%, 10/1/2025	65	60
2.78%, 10/1/2030	150	130
3.91%, 10/1/2050	65	52
HCA, Inc.
5.25%, 6/15/2026	858	854
SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Health Care Providers & Services — continued
3.50%, 7/15/2051	83	57
4.63%, 3/15/2052 (b)	92	74
MedStar Health, Inc. Series 20A, 3.63%, 8/15/2049	130	107
MidMichigan Health Series 2020, 3.41%, 6/1/2050	40	32
MultiCare Health System 2.80%, 8/15/2050	113	82
PeaceHealth Obligated Group Series 2020, 3.22%, 11/15/2050	135	101
Piedmont Healthcare, Inc. 2.86%, 1/1/2052	165	119
Universal Health Services, Inc. 2.65%, 10/15/2030 (b)	137	109
West Virginia United Health System Obligated Group Series 2020, 3.13%, 6/1/2050	300	219
		2,443
Hotels, Restaurants & Leisure — 0.0% ^
Starbucks Corp. 3.35%, 3/12/2050	205	155
Household Durables — 0.0% ^
Lennar Corp. 4.50%, 4/30/2024	65	65
Independent Power and Renewable Electricity Producers — 0.1%
Alexander Funding Trust 1.84%, 11/15/2023 (b)	650	622
Southern Power Co. 5.15%, 9/15/2041	205	193
		815
Industrial Conglomerates — 0.1%
GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	484	452
Insurance — 0.2%
Athene Global Funding
2.50%, 1/14/2025 (b)	111	105
1.45%, 1/8/2026 (b)	400	356
Berkshire Hathaway Finance Corp. 3.85%, 3/15/2052	120	103
Brown & Brown, Inc. 2.38%, 3/15/2031	386	306
Corebridge Financial, Inc. 3.85%, 4/5/2029 (b)	75	69
Empower Finance 2020 LP (Canada) 3.08%, 9/17/2051 (b)	285	204
New York Life Insurance Co. 3.75%, 5/15/2050 (b)	408	333
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Insurance — continued
Northwestern Mutual Global Funding 1.70%, 6/1/2028 (b)	150	132
Teachers Insurance & Annuity Association of America 3.30%, 5/15/2050 (b)	393	300
		1,908
Internet & Direct Marketing Retail — 0.0% ^
Amazon.com, Inc. 3.95%, 4/13/2052	225	208
IT Services — 0.0% ^
CGI, Inc. (Canada) 1.45%, 9/14/2026	156	138
Global Payments, Inc. 3.20%, 8/15/2029	297	259
		397
Machinery — 0.0% ^
Otis Worldwide Corp. 3.11%, 2/15/2040	100	77
Media — 0.1%
Charter Communications Operating LLC
2.80%, 4/1/2031	136	109
3.70%, 4/1/2051	403	273
Comcast Corp.
3.25%, 11/1/2039	332	273
2.80%, 1/15/2051	172	122
Discovery Communications LLC 3.63%, 5/15/2030	203	180
		957
Metals & Mining — 0.1%
Anglo American Capital plc (South Africa) 3.63%, 9/11/2024 (b)	235	231
Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (b)	315	257
Steel Dynamics, Inc. 1.65%, 10/15/2027	244	209
		697
Multiline Retail — 0.0% ^
Nordstrom, Inc. 4.25%, 8/1/2031	217	164
Multi-Utilities — 0.0% ^
Berkshire Hathaway Energy Co. 2.85%, 5/15/2051	184	131
Consumers Energy Co. 3.25%, 8/15/2046	97	78
WEC Energy Group, Inc. 1.38%, 10/15/2027	199	172
		381
Oil, Gas & Consumable Fuels — 0.4%
Boardwalk Pipelines LP 4.45%, 7/15/2027	165	160
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	43

JPMorgan SmartRetirement® Blend 2020 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
BP Capital Markets America, Inc. 2.77%, 11/10/2050	187	130
Coterra Energy, Inc. 3.90%, 5/15/2027 (b)	125	120
Diamondback Energy, Inc. 3.25%, 12/1/2026	315	307
Energy Transfer LP
3.90%, 7/15/2026	92	88
4.40%, 3/15/2027	345	334
5.00%, 5/15/2044 (d)	420	351
Enterprise Products Operating LLC 4.45%, 2/15/2043	200	174
Exxon Mobil Corp. 3.00%, 8/16/2039	593	484
Flex Intermediate Holdco LLC
3.36%, 6/30/2031 (b)	140	114
4.32%, 12/30/2039 (b)	100	78
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates) 2.94%, 9/30/2040 (b)	196	160
Gray Oak Pipeline LLC
2.60%, 10/15/2025 (b)	455	425
3.45%, 10/15/2027 (b)	259	237
HF Sinclair Corp. 5.88%, 4/1/2026 (b)	97	98
MPLX LP 4.50%, 4/15/2038	205	180
NGPL PipeCo LLC 3.25%, 7/15/2031 (b)	155	129
Phillips 66 Co. 3.55%, 10/1/2026 (b)	194	188
Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	402	410
Targa Resources Corp. 4.20%, 2/1/2033	60	54
TotalEnergies Capital International SA (France) 2.99%, 6/29/2041	394	310
		4,531
Personal Products — 0.0% ^
GSK Consumer Healthcare Capital US LLC 4.00%, 3/24/2052 (b)	250	214
Pharmaceuticals — 0.1%
AstraZeneca plc (United Kingdom) 6.45%, 9/15/2037	45	54
Bristol-Myers Squibb Co. 4.13%, 6/15/2039	225	215
Takeda Pharmaceutical Co. Ltd. (Japan) 3.03%, 7/9/2040	700	539
Viatris, Inc. 4.00%, 6/22/2050	155	104
		912
Road & Rail — 0.1%
CSX Corp. 3.80%, 11/1/2046	191	162
Kansas City Southern 4.70%, 5/1/2048	143	135
Norfolk Southern Corp. 3.05%, 5/15/2050	187	137
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Road & Rail — continued
Triton Container International Ltd. (Bermuda) 2.05%, 4/15/2026 (b)	400	353
Union Pacific Corp. 3.55%, 8/15/2039	270	233
		1,020
Semiconductors & Semiconductor Equipment — 0.2%
Analog Devices, Inc. 2.80%, 10/1/2041	171	134
Broadcom, Inc.
1.95%, 2/15/2028 (b)	418	356
3.19%, 11/15/2036 (b)	59	45
KLA Corp. 3.30%, 3/1/2050	242	192
Microchip Technology, Inc.
0.97%, 2/15/2024	205	195
0.98%, 9/1/2024	224	209
NXP BV (China) 3.25%, 5/11/2041	265	199
TSMC Global Ltd. (Taiwan) 1.38%, 9/28/2030 (b)	280	224
Xilinx, Inc. 2.38%, 6/1/2030	471	415
		1,969
Software — 0.1%
Oracle Corp. 3.80%, 11/15/2037	279	217
VMware, Inc.
1.40%, 8/15/2026	308	272
4.70%, 5/15/2030	320	309
		798
Specialty Retail — 0.0% ^
Lowe's Cos., Inc. 3.70%, 4/15/2046	402	322
Technology Hardware, Storage & Peripherals — 0.1%
Dell International LLC 6.20%, 7/15/2030	762	793
Thrifts & Mortgage Finance — 0.1%
BPCE SA (France) (SOFR + 1.52%), 1.65%, 10/6/2026 (b) (c)	795	712
Tobacco — 0.1%
Altria Group, Inc. 2.45%, 2/4/2032	285	215
BAT Capital Corp. (United Kingdom)
2.26%, 3/25/2028	386	323
4.39%, 8/15/2037	205	163
3.73%, 9/25/2040	315	221
		922
Trading Companies & Distributors — 0.1%
Air Lease Corp.
3.38%, 7/1/2025	345	325
SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Trading Companies & Distributors — continued
2.88%, 1/15/2026	180	165
1.88%, 8/15/2026	495	428
		918
Wireless Telecommunication Services — 0.0% ^
America Movil SAB de CV (Mexico) 2.88%, 5/7/2030	200	179
Rogers Communications, Inc. (Canada) 4.55%, 3/15/2052 (b)	100	88
		267
Total Corporate Bonds (Cost $73,995)		62,061
Asset-Backed Securities — 4.9%
ACC Auto Trust
Series 2021-A, Class A, 1.08%, 4/15/2027 (b)	277	272
Series 2021-A, Class B, 1.79%, 4/15/2027 (b)	675	645
ACC Trust Series 2021-1, Class B, 1.43%, 7/22/2024 (b)	560	555
Accelerated LLC Series 2021-1H, Class B, 1.90%, 10/20/2040 ‡ (b)	350	320
Affirm Asset Securitization Trust Series 2021-A, Class A, 0.88%, 8/15/2025 (b)	530	523
Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 8/15/2046 (b)	635	561
American Airlines Pass-Through Trust
Series 2016-2, Class AA, 3.20%, 6/15/2028	537	490
Series 2016-3, Class AA, 3.00%, 10/15/2028	708	642
Series 2021-1, Class B, 3.95%, 7/11/2030	690	576
Series 2019-1, Class AA, 3.15%, 2/15/2032	855	756
AMSR Trust
Series 2020-SFR2, Class E1, 4.03%, 7/17/2037 ‡ (b)	315	302
Series 2020-SFR3, Class E2, 2.76%, 9/17/2037 ‡ (b)	165	150
Series 2020-SFR4, Class D, 2.01%, 11/17/2037 ‡ (b)	645	590
Series 2020-SFR4, Class E2, 2.46%, 11/17/2037 ‡ (b)	290	265
Series 2021-SFR2, Class E2, 2.58%, 8/17/2038 ‡ (b)	255	223
Aqua Finance Trust Series 2020-AA, Class C, 3.97%, 7/17/2046 ‡ (b)	250	236
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Arivo Acceptance Auto Loan Receivables Trust Series 2021-1A, Class A, 1.19%, 1/15/2027 (b)	109	106
Business Jet Securities LLC
Series 2020-1A, Class A, 2.98%, 11/15/2035 (b)	710	652
Series 2021-1A, Class A, 2.16%, 4/15/2036 (b)	582	527
Series 2021-1A, Class B, 2.92%, 4/15/2036 ‡ (b)	815	728
Series 2022-1A, Class A, 4.46%, 6/15/2037 (b)	399	385
BXG Receivables Note Trust Series 2020-A, Class A, 1.55%, 2/28/2036 (b)	311	288
Carvana Auto Receivables Trust Series 2020-P1, Class C, 1.32%, 11/9/2026	375	342
Continental Finance Credit Card ABS Master Trust Series 2020-1A, Class A, 2.24%, 12/15/2028 (b)	170	160
CPS Auto Receivables Trust
Series 2021-A, Class B, 0.61%, 2/18/2025 (b)	111	111
Series 2021-B, Class C, 1.23%, 3/15/2027 (b)	540	519
Credit Acceptance Auto Loan Trust Series 2020-2A, Class C, 2.73%, 11/15/2029 (b)	645	622
Credito Real USA Auto Receivables Trust Series 2021-1A, Class A, 1.35%, 2/16/2027 (b)	167	163
Crossroads Asset Trust Series 2021-A, Class A2, 0.82%, 3/20/2024 (b)	88	86
DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (b)	405	366
Delta Air Lines Pass-Through Trust
Series 2015-1, Class B, 4.25%, 7/30/2023	156	152
Series 2020-1, Class A, 2.50%, 6/10/2028	386	338
Diamond Resorts Owner Trust
Series 2021-1A, Class A, 1.51%, 11/21/2033 (b)	144	134
Series 2021-1A, Class C, 2.70%, 11/21/2033 ‡ (b)	303	284
DT Auto Owner Trust
Series 2021-1A, Class C, 0.84%, 10/15/2026 (b)	315	301
Series 2022-2A, Class D, 5.46%, 3/15/2028 (b)	235	229
Elara HGV Timeshare Issuer LLC
Series 2021-A, Class B, 1.74%, 8/27/2035 ‡ (b)	356	327
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	45

JPMorgan SmartRetirement® Blend 2020 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2021-A, Class C, 2.09%, 8/27/2035 ‡ (b)	167	153
FHF Trust Series 2021-1A, Class A, 1.27%, 3/15/2027 (b)	163	156
FirstKey Homes Trust
Series 2021-SFR2, Class E1, 2.26%, 9/17/2038 ‡ (b)	780	673
Series 2022-SFR1, Class E1, 5.00%, 5/17/2039 ‡ (b)	255	237
Flagship Credit Auto Trust Series 2021-1, Class B, 0.68%, 2/16/2027 (b)	410	397
FMC GMSR Issuer Trust Series 2021-GT2, Class A, 3.85%, 10/25/2026 (b) (e)	550	491
FREED ABS Trust Series 2021-2, Class B, 1.03%, 6/19/2028 ‡ (b)	596	589
GLS Auto Receivables Issuer Trust Series 2020-4A, Class B, 0.87%, 12/16/2024 (b)	147	147
Home Partners of America Trust
Series 2021-2, Class C, 2.40%, 12/17/2026 ‡ (b)	849	759
Series 2021-3, Class D, 3.00%, 1/17/2041 ‡ (b)	451	401
JetBlue Pass-Through Trust Series 2020-1, Class B, 7.75%, 11/15/2028	290	297
Lendbuzz Securitization Trust Series 2021-1A, Class A, 1.46%, 6/15/2026 (b)	655	636
Lendingpoint Asset Securitization Trust
Series 2021-A, Class A, 1.00%, 12/15/2028 (b)	366	363
Series 2021-A, Class B, 1.46%, 12/15/2028 ‡ (b)	370	358
Series 2021-B, Class A, 1.11%, 2/15/2029 (b)	552	542
Series 2021-B, Class B, 1.68%, 2/15/2029 ‡ (b)	430	405
LendingPoint Asset Securitization Trust Series 2020-REV1, Class A, 2.73%, 10/15/2028 (b)	1,079	1,060
LL ABS Trust Series 2021-1A, Class A, 1.07%, 5/15/2029 (b)	275	265
Mariner Finance Issuance Trust Series 2021-AA, Class A, 1.86%, 3/20/2036 (b)	850	752
Marlette Funding Trust
Series 2021-1A, Class A, 0.60%, 6/16/2031 (b)	35	35
Series 2021-1A, Class B, 1.00%, 6/16/2031 ‡ (b)	666	653
Mercury Financial Credit Card Master Trust Series 2021-1A, Class A, 1.54%, 3/20/2026 (b)	910	866
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Mission Lane Credit Card Master Trust Series 2021-A, Class A, 1.59%, 9/15/2026 (b)	725	698
MVW LLC Series 2021-2A, Class C, 2.23%, 5/20/2039 ‡ (b)	912	832
NMEF Funding LLC Series 2021-A, Class B, 1.85%, 12/15/2027 ‡ (b)	525	495
NRZ Excess Spread-Collateralized Notes
Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (b)	539	512
Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (b)	388	356
Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (b)	1,048	958
Octane Receivables Trust Series 2021-1A, Class A, 0.93%, 3/22/2027 (b)	392	381
OneMain Financial Issuance Trust Series 2020-2A, Class D, 3.45%, 9/14/2035 ‡ (b)	230	204
Oportun Issuance Trust Series 2021-B, Class A, 1.47%, 5/8/2031 (b)	1,660	1,539
Orange Lake Timeshare Trust Series 2016-A, Class A, 2.61%, 3/8/2029 (b)	115	112
Pagaya AI Debt Selection Trust
Series 2021-1, Class A, 1.18%, 11/15/2027 (b)	616	603
Series 2021-HG1, Class A, 1.22%, 1/16/2029 (b)	977	929
Series 2021-3, Class A, 1.15%, 5/15/2029 (b)	876	852
PRET LLC Series 2021-RN4, Class A1, 2.49%, 10/25/2051 (b) (e)	926	882
Pretium Mortgage Credit Partners I LLC
Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 ‡ (b) (d)	1,129	1,069
Series 2021-NPL4, Class A1, 2.36%, 10/27/2060 ‡ (b) (d)	840	789
Progress Residential Trust
Series 2020-SFR3, Class A, 1.29%, 10/17/2027 (b)	439	402
Series 2020-SFR3, Class B, 1.50%, 10/17/2027 ‡ (b)	310	280
Series 2020-SFR1, Class E, 3.03%, 4/17/2037 ‡ (b)	550	511
Series 2021-SFR2, Class D, 2.20%, 4/19/2038 ‡ (b)	1,775	1,583
Regional Management Issuance Trust Series 2021-1, Class A, 1.68%, 3/17/2031 (b)	770	710
SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Republic Finance Issuance Trust
Series 2020-A, Class A, 2.47%, 11/20/2030 (b)	515	495
Series 2021-A, Class A, 2.30%, 12/22/2031 (b)	1,254	1,163
Sierra Timeshare Receivables Funding LLC Series 2021-2A, Class B, 1.80%, 9/20/2038 ‡ (b)	283	267
Theorem Funding Trust Series 2021-1A, Class A, 1.21%, 12/15/2027 (b)	512	501
Tricolor Auto Securitization Trust
Series 2021-1A, Class B, 1.00%, 6/17/2024 (b)	270	266
Series 2021-1A, Class C, 1.33%, 9/16/2024 (b)	310	304
United Airlines Pass-Through Trust
Series 2016-2, Class B, 3.65%, 10/7/2025	157	143
Series 2019-2, Class B, 3.50%, 5/1/2028	364	315
Series 2016-2, Class A, 3.10%, 10/7/2028	168	143
Series 2018-1, Class A, 3.70%, 3/1/2030	434	383
Upstart Pass-Through Trust Series 2021-ST2, Class A, 2.50%, 4/20/2027 (b)	155	149
Upstart Securitization Trust
Series 2020-3, Class A, 1.70%, 11/20/2030 (b)	173	172
Series 2021-1, Class A, 0.87%, 3/20/2031 (b)	77	76
US Auto Funding Series 2021-1A, Class B, 1.49%, 3/17/2025 (b)	390	376
VCAT LLC
Series 2021-NPL1, Class A1, 2.29%, 12/26/2050 ‡ (b) (d)	291	281
Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (b) (d)	348	331
Veros Auto Receivables Trust Series 2021-1, Class A, 0.92%, 10/15/2026 (b)	212	208
VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (b) (d)	412	391
VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 ‡ (b) (d)	1,573	1,490
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 ‡ (b) (d)	1,342	1,275
VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 ‡ (b) (d)	636	600
VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 ‡ (b) (d)	601	573
VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (b) (d)	1,000	954
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 ‡ (b) (d)	1,039	987
Westgate Resorts LLC Series 2022-1A, Class B, 2.29%, 8/20/2036 ‡ (b)	324	310
Total Asset-Backed Securities (Cost $54,491)		51,011
Mortgage-Backed Securities — 4.6%
FHLMC UMBS, 30 Year
Pool # ZL3032 3.50%, 5/1/2042	441	432
Pool # QB4026 2.50%, 10/1/2050	1,679	1,528
Pool # QB4045 2.50%, 10/1/2050	1,014	914
Pool # QB4484 2.50%, 10/1/2050	616	560
Pool # QB4542 2.50%, 10/1/2050	550	501
Pool # RA4224 3.00%, 11/1/2050	224	209
Pool # QB8503 2.50%, 2/1/2051	636	573
Pool # QC4789 3.00%, 7/1/2051	431	402
Pool # QE1637 4.00%, 5/1/2052	214	215
Pool # QE1832 4.50%, 5/1/2052	245	251
FNMA UMBS, 30 Year
Pool # CA2826 5.50%, 12/1/2048	1,040	1,094
Pool # FM3118 3.00%, 5/1/2050	384	361
Pool # BQ2894 3.00%, 9/1/2050	894	839
Pool # BQ3996 2.50%, 10/1/2050	715	648
Pool # BQ5243 3.50%, 10/1/2050	303	294
Pool # CA7398 3.50%, 10/1/2050	1,064	1,033
Pool # CA8637 4.00%, 1/1/2051	1,530	1,532
Pool # BU3079 3.00%, 1/1/2052	367	343
Pool # BV0273 3.00%, 1/1/2052	391	365
Pool # BV4831 3.00%, 2/1/2052	293	274
Pool # BV0295 3.50%, 2/1/2052	834	818
Pool # BV6743 4.50%, 5/1/2052	270	275
Pool # BV9515 6.00%, 6/1/2052	260	276
FNMA, Other
Pool # AM5319 4.34%, 1/1/2029	381	397
Pool # BS4290 1.95%, 10/1/2029	600	537
Pool # BS0448 1.27%, 12/1/2029	870	749
Pool # BL9748 1.60%, 12/1/2029	344	303
Pool # AN7593 2.99%, 12/1/2029	258	247
Pool # AN8285 3.11%, 3/1/2030	264	256
Pool # AM8544 3.08%, 4/1/2030	116	111
Pool # BL9251 1.45%, 10/1/2030	680	584
Pool # AM4789 4.18%, 11/1/2030	158	161
Pool # BL9891 1.37%, 12/1/2030	489	417
Pool # BS5580 3.68%, 1/1/2032	660	664
Pool # AN6149 3.14%, 7/1/2032	810	778
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	47

JPMorgan SmartRetirement® Blend 2020 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # AN7923 3.33%, 1/1/2033	505	489
Pool # BS5357 3.41%, 3/1/2033	500	487
Pool # AN9067 3.51%, 5/1/2033	275	270
Pool # BS5511 3.45%, 8/1/2033	665	650
Pool # BS5127 3.15%, 9/1/2033	400	379
Pool # BL1012 4.03%, 12/1/2033	265	271
Pool # BL0900 4.08%, 2/1/2034	155	160
Pool # AN4430 3.61%, 1/1/2037	536	528
Pool # BF0230 5.50%, 1/1/2058	1,236	1,356
Pool # BF0497 3.00%, 7/1/2060	575	541
GNMA II, 30 Year
Pool # BY3432 3.50%, 9/20/2050	821	799
Pool # BR3929 3.50%, 10/20/2050	423	412
Pool # BW1726 3.50%, 10/20/2050	590	574
Pool # BS8546 2.50%, 12/20/2050	1,433	1,289
Pool # BR3928 3.00%, 12/20/2050	668	641
Pool # BU7538 3.00%, 12/20/2050	445	426
Pool # 785294 3.50%, 1/20/2051	1,403	1,393
Pool # CA8452 3.00%, 2/20/2051	1,838	1,757
Pool # CB1543 3.00%, 2/20/2051	1,299	1,227
Pool # CA3588 3.50%, 2/20/2051	1,243	1,210
Pool # CB1536 3.50%, 2/20/2051	1,358	1,325
Pool # CB1542 3.00%, 3/20/2051	905	854
Pool # CB4433 3.00%, 3/20/2051	1,491	1,394
Pool # CC0070 3.00%, 3/20/2051	221	213
Pool # CC8726 3.00%, 3/20/2051	282	267
Pool # CC8738 3.00%, 3/20/2051	346	327
Pool # CC8723 3.50%, 3/20/2051	1,627	1,583
Pool # CC0088 4.00%, 3/20/2051	61	61
Pool # CC0092 4.00%, 3/20/2051	149	150
Pool # CC8727 3.00%, 4/20/2051	423	399
Pool # CC8739 3.00%, 4/20/2051	1,178	1,112
Pool # CC8740 3.00%, 4/20/2051	1,047	989
Pool # CC8751 3.00%, 4/20/2051	215	203
Pool # CA3563 3.50%, 7/20/2051	795	783
Pool # CE2586 3.50%, 7/20/2051	1,101	1,071
Pool # CK1527 3.50%, 12/20/2051	718	702
Pool # CJ8184 3.50%, 1/20/2052	774	753
Pool # CK2716 3.50%, 2/20/2052	556	545
Pool # CN3557 4.50%, 5/20/2052	310	321
GNMA II, Other Pool # 785183 2.94%, 10/20/2070 (e)	638	601
Total Mortgage-Backed Securities (Cost $53,207)		47,453
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 3.2%
U.S. Treasury Bonds
1.13%, 5/15/2040	4,017	2,796
1.13%, 8/15/2040	6,836	4,723
2.25%, 5/15/2041	259	216
1.75%, 8/15/2041	500	380
2.00%, 11/15/2041	195	155
3.13%, 2/15/2043	695	660
1.25%, 5/15/2050	39	25
1.38%, 8/15/2050	10,036	6,606
1.63%, 11/15/2050	1,187	835
U.S. Treasury Notes
0.13%, 1/31/2023 (f)	2,350	2,316
0.13%, 9/15/2023	4,000	3,866
1.88%, 2/28/2027	574	545
1.00%, 7/31/2028	2,604	2,303
1.13%, 8/31/2028	1,554	1,383
1.50%, 2/15/2030	3,590	3,225
1.63%, 5/15/2031	220	197
1.38%, 11/15/2031	80	69
1.88%, 2/15/2032	879	796
U.S. Treasury STRIPS Bonds 1.14%, 5/15/2027 (g)	2,065	1,778
Total U.S. Treasury Obligations (Cost $38,395)		32,874
Collateralized Mortgage Obligations — 1.4%
Ajax Mortgage Loan Trust Series 2021-B, Class A, 2.24%, 6/25/2066 ‡ (b) (d)	731	681
Bayview Finance LLC, 0.00%, 7/12/2033 ‡	635	631
Cascade MH Asset Trust Series 2021-MH1, Class A1, 1.75%, 2/25/2046 (b)	942	843
CFMT LLC
Series 2020-HB4, Class A, 0.95%, 12/26/2030 (b) (e)	173	171
Series 2021-HB5, Class A, 0.80%, 2/25/2031 (b) (e)	737	723
CSMC Trust Series 2021-RPL1, Class A1, 1.67%, 9/27/2060 (b) (e)	827	783
FNMA Trust, Whole Loan Series 2002-W8, Class A1, 6.50%, 6/25/2042	334	364
FNMA, Grantor Trust, Whole Loan Series 2001-T12, Class A1, 6.50%, 8/25/2041	134	141
FNMA, REMIC
Series 2018-72, Class VB, 3.50%, 10/25/2031	272	272
Series 2019-7, Class CA, 3.50%, 11/25/2057	1,550	1,549
SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
FNMA, REMIC Trust, Whole Loan Series 2002-W3, Class A4, 6.50%, 11/25/2041	665	710
GNMA
Series 2015-H11, Class FC, 1.35%, 5/20/2065 (e)	448	444
Series 2021-H14, Class YD, 8.30%, 6/20/2071 (e)	755	845
Legacy Mortgage Asset Trust Series 2021-GS1, Class A1, 1.89%, 10/25/2066 (b) (d)	372	360
LHOME Mortgage Trust Series 2021-RTL1, Class A1, 2.09%, 9/25/2026 (b) (e)	260	249
PRPM LLC
Series 2021-2, Class A1, 2.12%, 3/25/2026 (b) (e)	574	547
Series 2021-10, Class A1, 2.49%, 10/25/2026 (b) (d)	259	245
Seasoned Credit Risk Transfer Trust
Series 2018-1, Class M60C, 3.50%, 5/25/2057	426	419
Series 2019-2, Class M55D, 4.00%, 8/25/2058 ‡	583	583
Series 2019-3, Class M55D, 4.00%, 10/25/2058 ‡	413	414
Series 2020-3, Class M5TW, 3.00%, 5/25/2060 ‡	1,038	1,002
Series 2020-3, Class TTW, 3.00%, 5/25/2060 ‡	1,098	1,070
Toorak Mortgage Corp. Ltd. Series 2020-1, Class A1, 2.73%, 3/25/2023 (b) (d)	200	198
Towd Point Mortgage Trust Series 2021-R1, Class A1, 2.92%, 11/30/2060 (b) (e)	1,503	1,370
Total Collateralized Mortgage Obligations (Cost $15,600)		14,614
Commercial Mortgage-Backed Securities — 0.7%
ACRE Commercial Mortgage Ltd.
Series 2021-FL4, Class A, 2.44%, 12/18/2037 (b) (e)	396	391
Series 2021-FL4, Class AS, 2.71%, 12/18/2037 (b) (e)	455	446
BPR Trust Series 2021-KEN, Class A, 2.57%, 2/15/2029 (b) (e)	335	330
FHLMC, Multi-Family Structured Credit Risk Series 2021-MN2, Class M1, 2.73%, 7/25/2041 (b) (e)	679	613
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K-1511, Class A1, 3.28%, 10/25/2030	634	627
Series K152, Class A2, 3.08%, 1/25/2031	155	150
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series K-1510, Class A2, 3.72%, 1/25/2031	235	238
FNMA ACES
Series 2022-M1S, Class A2, 2.08%, 4/25/2032	965	838
Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	196	188
Series 2021-M3, Class X1, IO, 2.09%, 11/25/2033 (e)	1,260	144
FNMA, Other 3.08%, 1/1/2029	907	922
FREMF Mortgage Trust
Series 2017-KGX1, Class BFX, 3.71%, 10/25/2027 (b) (e)	435	402
Series 2015-K48, Class C, 3.77%, 8/25/2048 (b) (e)	35	34
Series 2016-K56, Class B, 4.08%, 6/25/2049 (b) (e)	330	323
Series 2017-K728, Class C, 3.76%, 11/25/2050 (b) (e)	185	180
KKR Industrial Portfolio Trust Series 2021-KDIP, Class B, 2.12%, 12/15/2037 ‡ (b) (e)	277	265
SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (b)	725	615
Total Commercial Mortgage-Backed Securities (Cost $7,161)		6,706
Foreign Government Securities — 0.1%
Republic of Panama (Panama) 3.16%, 1/23/2030	250	223
Republic of Peru (Peru) 2.78%, 12/1/2060	125	77
United Mexican States (Mexico)
2.66%, 5/24/2031	848	698
3.50%, 2/12/2034	369	305
Total Foreign Government Securities (Cost $1,612)		1,303
	SHARES (000)
Short Term Investments — 8.0%
Investment Companies — 8.0%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (h) (Cost $83,356)	83,356	83,356
Total Investments — 99.0% (Cost $1,065,902)		1,028,014
Other Assets Less Liabilities — 1.0%		10,888
NET ASSETS — 100.0%		1,038,902

SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	49

JPMorgan SmartRetirement® Blend 2020 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
CSMC	Credit Suisse Mortgage Trust
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of June 30, 2022.
(d)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of June 30, 2022.

(e)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of June 30, 2022.

(f)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(g)	The rate shown is the effective yield as of June 30, 2022.
(h)	The rate shown is the current yield as of June 30, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
DJ US Real Estate Index	(141)	09/16/2022	USD	(5,039)	(179)
MSCI EAFE E-Mini Index	(59)	09/16/2022	USD	(5,484)	6
MSCI Emerging Markets E-Mini Index	(179)	09/16/2022	USD	(8,983)	(20)
S&P 500 E-Mini Index	(57)	09/16/2022	USD	(10,819)	214
					21

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

JPMorgan SmartRetirement® Blend 2025 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 44.4%
Fixed Income — 16.5%
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	21,654	161,324
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	6,678	38,799
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	2,346	19,355
JPMorgan High Yield Fund Class R6 Shares (a)	13,606	83,677
Total Fixed Income		303,155
International Equity — 5.8%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	6,749	106,028
U.S. Equity — 22.1%
JPMorgan Equity Index Fund Class R6 Shares (a)	7,134	405,439
Total Investment Companies (Cost $786,854)		814,622
Exchange-Traded Funds — 30.0%
Alternative Assets — 2.0%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	408	35,881
Fixed Income — 10.9%
JPMorgan High Yield Research Enhanced ETF (a)	183	7,993
JPMorgan Inflation Managed Bond ETF (a)	1,487	71,818
JPMorgan U.S. Aggregate Bond ETF (a)	2,528	121,240
Total Fixed Income		201,051
International Equity — 11.8%
JPMorgan BetaBuilders International Equity ETF (a)	4,567	215,958
U.S. Equity — 5.3%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	760	53,002
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	891	44,866
Total U.S. Equity		97,868
Total Exchange-Traded Funds (Cost $571,650)		550,758
	PRINCIPAL AMOUNT ($000)
Corporate Bonds — 5.8%
Aerospace & Defense — 0.2%
Boeing Co. (The)
1.95%, 2/1/2024	100	97
1.43%, 2/4/2024	135	129
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Aerospace & Defense — continued
2.50%, 3/1/2025	276	261
2.75%, 2/1/2026	95	88
2.20%, 2/4/2026	85	77
2.70%, 2/1/2027	1,722	1,532
3.45%, 11/1/2028	200	178
L3Harris Technologies, Inc. 1.80%, 1/15/2031	100	80
Northrop Grumman Corp.
5.15%, 5/1/2040	242	245
3.85%, 4/15/2045	220	185
Raytheon Technologies Corp.
2.25%, 7/1/2030	422	364
2.82%, 9/1/2051	385	275
		3,511
Airlines — 0.0% ^
American Airlines Pass-Through Trust Series 2021-1, Class A Shares, 2.88%, 7/11/2034	744	633
Automobiles — 0.2%
General Motors Co. 6.80%, 10/1/2027	400	421
Hyundai Capital America
1.15%, 11/10/2022 (b)	1,074	1,066
2.65%, 2/10/2025 (b)	700	668
1.30%, 1/8/2026 (b)	100	89
2.38%, 10/15/2027 (b)	835	734
Nissan Motor Co. Ltd. (Japan) 3.52%, 9/17/2025 (b)	318	301
		3,279
Banks — 1.2%
AIB Group plc (Ireland) 4.75%, 10/12/2023 (b)	970	971
Australia & New Zealand Banking Group Ltd. (Australia) 4.40%, 5/19/2026 (b)	470	463
Banco Santander SA (Spain)
1.85%, 3/25/2026	400	359
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (c)	200	174
2.75%, 12/3/2030	600	477
Bank of America Corp.
(SOFR + 1.01%), 1.20%, 10/24/2026 (c)	592	530
(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (c)	1,407	1,341
(SOFR + 1.58%), 4.38%, 4/27/2028 (c)	305	300
(SOFR + 1.33%), 2.97%, 2/4/2033 (c)	55	47
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	51

JPMorgan SmartRetirement® Blend 2025 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
(SOFR + 1.93%), 2.68%, 6/19/2041 (c)	1,243	894
Bank of Ireland Group plc (Ireland)
4.50%, 11/25/2023 (b)	490	489
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.03%, 9/30/2027 (b) (c)	215	187
Banque Federative du Credit Mutuel SA (France) 1.60%, 10/4/2026 (b)	365	324
Barclays plc (United Kingdom)
4.34%, 1/10/2028	300	287
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 11/24/2032 (c)	200	161
BNP Paribas SA (France)
(SOFR + 1.61%), 1.90%, 9/30/2028 (b) (c)	770	658
(SOFR + 1.22%), 2.16%, 9/15/2029 (b) (c)	364	304
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.05%), 2.59%, 8/12/2035 (b) (c)	290	228
Citigroup, Inc.
(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (c)	502	469
(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (c)	418	361
Commonwealth Bank of Australia (Australia) 3.31%, 3/11/2041 (b)	290	220
Credit Agricole SA (France)
4.38%, 3/17/2025 (b)	500	492
(SOFR + 0.89%), 1.25%, 1/26/2027 (b) (c)	657	578
DNB Bank ASA (Norway) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.68%), 1.60%, 3/30/2028 (b) (c)	335	291
HSBC Holdings plc (United Kingdom)
(SOFR + 1.29%), 1.59%, 5/24/2027 (c)	1,000	878
(SOFR + 1.73%), 2.01%, 9/22/2028 (c)	1,885	1,612
(SOFR + 1.29%), 2.21%, 8/17/2029 (c)	205	172
Intesa Sanpaolo SpA (Italy) Series XR, 3.25%, 9/23/2024 (b)	435	421
Lloyds Banking Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.63%, 5/11/2027 (c)	220	196
Mitsubishi UFJ Financial Group, Inc. (Japan) 3.74%, 3/7/2029	934	885
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
Mizuho Financial Group, Inc. (Japan) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.67%), 1.23%, 5/22/2027 (c)	230	201
NatWest Group plc (United Kingdom)
(ICE LIBOR USD 3 Month + 1.75%), 4.89%, 5/18/2029 (c)	200	194
(ICE LIBOR USD 3 Month + 1.87%), 4.44%, 5/8/2030 (c)	210	198
Nordea Bank Abp (Finland) 1.50%, 9/30/2026 (b)	200	178
Santander UK Group Holdings plc (United Kingdom) (SOFR + 0.99%), 1.67%, 6/14/2027 (c)	230	201
Societe Generale SA (France)
4.25%, 4/14/2025 (b)	850	833
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.49%, 12/14/2026 (b) (c)	320	282
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.79%, 6/9/2027 (b)	270	235
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 6/9/2032 (b)	625	499
Standard Chartered plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.17%), 1.32%, 10/14/2023 (b) (c)	1,260	1,251
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.46%, 1/14/2027 (b) (c)	200	176
UniCredit SpA (Italy)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (b) (c)	200	173
(USD ICE Swap Rate 5 Year + 3.70%), 5.86%, 6/19/2032 (b) (c)	200	176
Wells Fargo & Co.
4.30%, 7/22/2027	1,701	1,682
(SOFR + 2.53%), 3.07%, 4/30/2041 (c)	156	121
(SOFR + 2.13%), 4.61%, 4/25/2053 (c)	320	296
Westpac Banking Corp. (Australia)
2.96%, 11/16/2040	70	51
3.13%, 11/18/2041	224	164
		21,680
SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc. (Belgium) 3.75%, 7/15/2042	1,135	920
Keurig Dr Pepper, Inc. 3.80%, 5/1/2050	276	219
		1,139
Biotechnology — 0.1%
AbbVie, Inc.
2.95%, 11/21/2026	300	284
3.20%, 11/21/2029	720	662
4.05%, 11/21/2039	500	446
4.25%, 11/21/2049	240	213
Amgen, Inc. 3.15%, 2/21/2040	496	392
Biogen, Inc. 2.25%, 5/1/2030	144	118
Gilead Sciences, Inc. 2.60%, 10/1/2040	288	211
Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	481	386
		2,712
Building Products — 0.0% ^
Masco Corp. 2.00%, 10/1/2030	262	207
Capital Markets — 0.6%
Brookfield Finance, Inc. (Canada) 3.50%, 3/30/2051	278	200
Credit Suisse AG (Switzerland) 3.70%, 2/21/2025	500	488
Credit Suisse Group AG (Switzerland)
(SOFR + 0.98%), 1.31%, 2/2/2027 (b) (c)	250	215
4.28%, 1/9/2028 (b)	1,120	1,046
Deutsche Bank AG (Germany) (SOFR + 1.87%), 2.13%, 11/24/2026 (c)	905	803
Goldman Sachs Group, Inc. (The)
(SOFR + 0.57%), 0.67%, 3/8/2024	792	774
4.25%, 10/21/2025	1,486	1,475
Series VAR, (SOFR + 0.79%), 1.09%, 12/9/2026 (c)	1,295	1,153
(SOFR + 1.11%), 2.64%, 2/24/2028	288	261
(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (c)	783	742
Macquarie Group Ltd. (Australia)
(SOFR + 1.07%), 1.34%, 1/12/2027 (b) (c)	470	413
(SOFR + 1.53%), 2.87%, 1/14/2033 (b) (c)	250	204
Morgan Stanley
5.00%, 11/24/2025	1,095	1,113
3.13%, 7/27/2026	1,003	957
(SOFR + 1.49%), 3.22%, 4/22/2042 (c)	245	193
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Markets — continued
S&P Global, Inc.
2.70%, 3/1/2029 (b)	322	293
4.25%, 5/1/2029 (b)	303	300
UBS Group AG (Switzerland)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 4.49%, 5/12/2026 (b) (c)	372	371
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 2.09%, 2/11/2032 (b) (c)	580	460
		11,461
Chemicals — 0.0% ^
DuPont de Nemours, Inc. 5.32%, 11/15/2038	218	216
International Flavors & Fragrances, Inc. 3.47%, 12/1/2050 (b)	185	135
LYB International Finance III LLC 1.25%, 10/1/2025	142	128
Nutrien Ltd. (Canada) 5.00%, 4/1/2049	121	120
		599
Construction & Engineering — 0.0% ^
Quanta Services, Inc. 2.35%, 1/15/2032	370	287
Consumer Finance — 0.3%
AerCap Ireland Capital DAC (Ireland)
3.15%, 2/15/2024	500	484
6.50%, 7/15/2025	275	281
4.63%, 10/15/2027	1,005	946
3.00%, 10/29/2028	150	126
Avolon Holdings Funding Ltd. (Ireland)
2.88%, 2/15/2025 (b)	110	101
5.50%, 1/15/2026 (b)	1,075	1,043
2.13%, 2/21/2026 (b)	150	130
4.25%, 4/15/2026 (b)	25	23
2.53%, 11/18/2027 (b)	1,132	923
Capital One Financial Corp.
3.80%, 1/31/2028	200	188
(SOFR + 1.27%), 2.62%, 11/2/2032 (c)	235	189
General Motors Financial Co., Inc. 3.80%, 4/7/2025	310	302
Park Aerospace Holdings Ltd. (Ireland)
4.50%, 3/15/2023 (b)	595	593
5.50%, 2/15/2024 (b)	31	31
		5,360
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	53

JPMorgan SmartRetirement® Blend 2025 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Containers & Packaging — 0.0% ^
Graphic Packaging International LLC 1.51%, 4/15/2026 (b)	259	234
Diversified Consumer Services — 0.0% ^
University of Miami Series 2022, 4.06%, 4/1/2052	110	99
Diversified Financial Services — 0.0% ^
Element Fleet Management Corp. (Canada) 1.60%, 4/6/2024 (b)	145	138
Shell International Finance BV (Netherlands) 3.13%, 11/7/2049	251	193
		331
Diversified Telecommunication Services — 0.1%
AT&T, Inc.
2.30%, 6/1/2027	668	610
3.50%, 6/1/2041	664	530
3.55%, 9/15/2055	398	298
Verizon Communications, Inc. 2.65%, 11/20/2040	236	173
		1,611
Electric Utilities — 0.4%
Duke Energy Indiana LLC Series YYY, 3.25%, 10/1/2049	123	95
Duke Energy Progress LLC 2.90%, 8/15/2051	170	125
Edison International 5.75%, 6/15/2027	265	269
Emera US Finance LP (Canada) 4.75%, 6/15/2046	253	223
Entergy Arkansas LLC 2.65%, 6/15/2051	88	61
Entergy Louisiana LLC
4.00%, 3/15/2033	202	192
2.90%, 3/15/2051	80	58
Evergy, Inc. 2.90%, 9/15/2029	512	452
Fells Point Funding Trust 3.05%, 1/31/2027 (b)	560	516
FirstEnergy Transmission LLC 4.55%, 4/1/2049 (b)	235	189
Fortis, Inc. (Canada) 3.06%, 10/4/2026	334	314
ITC Holdings Corp. 2.95%, 5/14/2030 (b)	156	138
Jersey Central Power & Light Co. 4.30%, 1/15/2026 (b)	236	233
Massachusetts Electric Co. 4.00%, 8/15/2046 (b)	118	98
New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (b)	328	221
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued
NRG Energy, Inc.
2.00%, 12/2/2025 (b)	115	104
2.45%, 12/2/2027 (b)	410	352
OGE Energy Corp. 0.70%, 5/26/2023	140	136
Oklahoma Gas and Electric Co. 0.55%, 5/26/2023	170	165
Pacific Gas and Electric Co.
1.37%, 3/10/2023	695	684
1.70%, 11/15/2023	175	169
3.25%, 2/16/2024	485	472
3.45%, 7/1/2025	140	132
2.95%, 3/1/2026	346	314
3.75%, 8/15/2042 (d)	86	58
4.30%, 3/15/2045	90	65
PacifiCorp 4.15%, 2/15/2050	144	130
PG&E Wildfire Recovery Funding LLC Series A-2, 4.26%, 6/1/2036	135	136
Southern California Edison Co.
Series 20C, 1.20%, 2/1/2026	232	208
Series C, 4.13%, 3/1/2048	152	125
Union Electric Co. 3.90%, 4/1/2052	198	174
Vistra Operations Co. LLC 4.88%, 5/13/2024 (b)	428	426
		7,034
Energy Equipment & Services — 0.0% ^
Schlumberger Holdings Corp. 4.00%, 12/21/2025 (b)	338	336
Entertainment — 0.1%
Activision Blizzard, Inc. 1.35%, 9/15/2030	244	196
Take-Two Interactive Software, Inc. 3.70%, 4/14/2027	366	355
Walt Disney Co. (The)
2.65%, 1/13/2031	440	387
3.50%, 5/13/2040	424	362
		1,300
Equity Real Estate Investment Trusts (REITs) — 0.3%
American Campus Communities Operating Partnership LP 2.25%, 1/15/2029	150	139
American Tower Corp.
1.50%, 1/31/2028	205	170
1.88%, 10/15/2030	1,190	926
Brixmor Operating Partnership LP
2.25%, 4/1/2028	180	154
SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Equity Real Estate Investment Trusts (REITs) — continued
2.50%, 8/16/2031	110	86
Corporate Office Properties LP 2.75%, 4/15/2031	295	239
CubeSmart LP 2.00%, 2/15/2031	570	453
Equinix, Inc. 2.90%, 11/18/2026	360	335
Healthcare Trust of America Holdings LP 2.00%, 3/15/2031	475	368
Healthpeak Properties, Inc. 2.13%, 12/1/2028	334	288
Life Storage LP 2.40%, 10/15/2031	305	243
Office Properties Income Trust 2.40%, 2/1/2027	375	306
Physicians Realty LP 2.63%, 11/1/2031	135	109
Realty Income Corp. 1.80%, 3/15/2033	275	210
Sabra Health Care LP 3.20%, 12/1/2031	215	171
Safehold Operating Partnership LP 2.85%, 1/15/2032	406	326
Scentre Group Trust 1 (Australia) 3.63%, 1/28/2026 (b)	630	607
UDR, Inc.
2.10%, 8/1/2032	482	375
1.90%, 3/15/2033	65	49
WP Carey, Inc.
2.40%, 2/1/2031	183	150
2.25%, 4/1/2033	20	15
		5,719
Food & Staples Retailing — 0.1%
7-Eleven, Inc.
0.63%, 2/10/2023 (b)	660	647
0.95%, 2/10/2026 (b)	155	137
1.30%, 2/10/2028 (b)	124	103
2.50%, 2/10/2041 (b)	125	85
Alimentation Couche-Tard, Inc. (Canada)
3.44%, 5/13/2041 (b)	300	224
3.63%, 5/13/2051 (b)	335	242
CVS Pass-Through Trust Series 2014, 4.16%, 8/11/2036 (b)	126	121
		1,559
Food Products — 0.0% ^
Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	159	131
Kraft Heinz Foods Co.
4.63%, 10/1/2039	250	220
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Food Products — continued
4.38%, 6/1/2046	137	114
Smithfield Foods, Inc. 3.00%, 10/15/2030 (b)	508	421
		886
Gas Utilities — 0.0% ^
Atmos Energy Corp.
0.63%, 3/9/2023	95	94
2.85%, 2/15/2052	245	175
CenterPoint Energy Resources Corp. 1.75%, 10/1/2030	238	193
		462
Health Care Equipment & Supplies — 0.0% ^
Boston Scientific Corp. 4.55%, 3/1/2039	78	73
DH Europe Finance II SARL 3.25%, 11/15/2039	123	102
		175
Health Care Providers & Services — 0.2%
Banner Health 1.90%, 1/1/2031	323	269
Bon Secours Mercy Health, Inc. Series 20-2, 3.21%, 6/1/2050	195	145
Children's Hospital of Philadelphia (The) Series 2020, 2.70%, 7/1/2050	240	169
CommonSpirit Health
1.55%, 10/1/2025	85	79
2.78%, 10/1/2030	195	169
3.91%, 10/1/2050	80	64
Elevance Health, Inc. 2.25%, 5/15/2030	488	417
HCA, Inc.
5.25%, 6/15/2026	1,104	1,099
3.50%, 7/15/2051	125	85
4.63%, 3/15/2052 (b)	140	112
MedStar Health, Inc. Series 20A, 3.63%, 8/15/2049	165	136
MidMichigan Health Series 2020, 3.41%, 6/1/2050	50	40
MultiCare Health System 2.80%, 8/15/2050	149	108
PeaceHealth Obligated Group Series 2020, 3.22%, 11/15/2050	175	131
Piedmont Healthcare, Inc. 2.86%, 1/1/2052	230	166
Universal Health Services, Inc. 2.65%, 10/15/2030 (b)	188	150
West Virginia United Health System Obligated Group Series 2020, 3.13%, 6/1/2050	375	274
		3,613
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	55

JPMorgan SmartRetirement® Blend 2025 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Hotels, Restaurants & Leisure — 0.0% ^
Starbucks Corp. 3.35%, 3/12/2050	251	190
Household Durables — 0.0% ^
Lennar Corp. 4.50%, 4/30/2024	85	85
MDC Holdings, Inc. 3.97%, 8/6/2061	275	158
		243
Independent Power and Renewable Electricity Producers — 0.1%
Alexander Funding Trust 1.84%, 11/15/2023 (b)	840	804
Constellation Energy Generation LLC
3.25%, 6/1/2025	1,014	971
5.75%, 10/1/2041	210	203
Southern Power Co. 5.15%, 9/15/2041	260	245
		2,223
Industrial Conglomerates — 0.0% ^
GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	578	540
Insurance — 0.2%
Athene Global Funding
0.95%, 1/8/2024 (b)	501	475
2.75%, 6/25/2024 (b)	349	337
2.50%, 1/14/2025 (b)	141	134
Berkshire Hathaway Finance Corp. 3.85%, 3/15/2052	185	158
Brown & Brown, Inc. 2.38%, 3/15/2031	488	386
Corebridge Financial, Inc. 3.85%, 4/5/2029 (b)	120	111
Empower Finance 2020 LP (Canada) 3.08%, 9/17/2051 (b)	352	252
New York Life Insurance Co. 3.75%, 5/15/2050 (b)	510	417
Northwestern Mutual Global Funding 1.70%, 6/1/2028 (b)	200	176
Teachers Insurance & Annuity Association of America 3.30%, 5/15/2050 (b)	495	378
		2,824
Internet & Direct Marketing Retail — 0.0% ^
Amazon.com, Inc. 3.95%, 4/13/2052	360	333
IT Services — 0.0% ^
CGI, Inc. (Canada) 1.45%, 9/14/2026	215	190
Global Payments, Inc. 3.20%, 8/15/2029	395	345
		535
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Media — 0.1%
Charter Communications Operating LLC
2.80%, 4/1/2031	152	122
3.50%, 3/1/2042	115	80
3.70%, 4/1/2051	532	360
Comcast Corp.
3.25%, 11/1/2039	431	354
2.80%, 1/15/2051	305	216
Discovery Communications LLC 3.63%, 5/15/2030	210	186
		1,318
Metals & Mining — 0.1%
Anglo American Capital plc (South Africa) 3.63%, 9/11/2024 (b)	320	314
Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (b)	398	324
Steel Dynamics, Inc. 1.65%, 10/15/2027	316	271
		909
Multiline Retail — 0.0% ^
Nordstrom, Inc. 4.25%, 8/1/2031	292	221
Multi-Utilities — 0.1%
Berkshire Hathaway Energy Co. 2.85%, 5/15/2051	241	171
CenterPoint Energy, Inc. 1.45%, 6/1/2026	225	203
Consumers Energy Co. 3.25%, 8/15/2046	117	94
San Diego Gas & Electric Co. 2.95%, 8/15/2051	370	273
Southern Co. Gas Capital Corp. Series 21A, 3.15%, 9/30/2051	170	120
WEC Energy Group, Inc. 1.38%, 10/15/2027	266	230
		1,091
Oil, Gas & Consumable Fuels — 0.4%
Boardwalk Pipelines LP 4.45%, 7/15/2027	205	198
BP Capital Markets America, Inc.
3.63%, 4/6/2030	365	345
2.77%, 11/10/2050	238	165
Coterra Energy, Inc. 3.90%, 5/15/2027 (b)	155	149
Diamondback Energy, Inc. 3.25%, 12/1/2026	398	388
Energy Transfer LP
3.90%, 5/15/2024 (d)	592	587
3.90%, 7/15/2026	404	388
4.40%, 3/15/2027	475	460
5.00%, 5/15/2044 (d)	565	472
Enterprise Products Operating LLC 4.45%, 2/15/2043	354	308
SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
Exxon Mobil Corp. 3.00%, 8/16/2039	734	599
Flex Intermediate Holdco LLC
3.36%, 6/30/2031 (b)	195	159
4.32%, 12/30/2039 (b)	135	105
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates) 2.94%, 9/30/2040 (b)	246	200
Gray Oak Pipeline LLC
2.60%, 10/15/2025 (b)	550	514
3.45%, 10/15/2027 (b)	334	305
HF Sinclair Corp.
2.63%, 10/1/2023 (b)	232	225
5.88%, 4/1/2026 (b)	123	124
Lundin Energy Finance BV (Netherlands) 2.00%, 7/15/2026 (b)	200	179
MPLX LP 4.50%, 4/15/2038	256	225
NGPL PipeCo LLC 3.25%, 7/15/2031 (b)	210	175
Phillips 66 Co. 3.55%, 10/1/2026 (b)	245	238
Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	509	519
Targa Resources Corp. 4.20%, 2/1/2033	90	82
TotalEnergies Capital International SA (France) 2.99%, 6/29/2041	495	390
		7,499
Personal Products — 0.0% ^
GSK Consumer Healthcare Capital US LLC 4.00%, 3/24/2052 (b)	350	300
Pharmaceuticals — 0.1%
AstraZeneca plc (United Kingdom) 6.45%, 9/15/2037	55	66
Bristol-Myers Squibb Co.
4.13%, 6/15/2039	295	282
2.35%, 11/13/2040	533	394
Merck & Co., Inc. 2.35%, 6/24/2040	348	261
Royalty Pharma plc 2.15%, 9/2/2031	35	27
Takeda Pharmaceutical Co. Ltd. (Japan) 3.03%, 7/9/2040	1,220	939
Utah Acquisition Sub, Inc. 3.95%, 6/15/2026	263	248
Viatris, Inc.
3.85%, 6/22/2040	292	207
4.00%, 6/22/2050	203	136
		2,560
Road & Rail — 0.1%
CSX Corp. 3.80%, 11/1/2046	241	204
Kansas City Southern 4.70%, 5/1/2048	192	181
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Road & Rail — continued
Norfolk Southern Corp. 3.05%, 5/15/2050	237	174
Triton Container International Ltd. (Bermuda) 2.05%, 4/15/2026 (b)	800	707
Union Pacific Corp. 3.55%, 8/15/2039	345	298
		1,564
Semiconductors & Semiconductor Equipment — 0.1%
Analog Devices, Inc. 2.80%, 10/1/2041	236	185
Broadcom, Inc.
1.95%, 2/15/2028 (b)	529	450
3.19%, 11/15/2036 (b)	78	59
KLA Corp. 3.30%, 3/1/2050	412	326
Microchip Technology, Inc.
0.97%, 2/15/2024	260	247
0.98%, 9/1/2024	303	283
NXP BV (China) 3.25%, 5/11/2041	365	275
TSMC Global Ltd. (Taiwan) 1.38%, 9/28/2030 (b)	370	296
Xilinx, Inc. 2.38%, 6/1/2030	639	564
		2,685
Software — 0.1%
Oracle Corp. 3.80%, 11/15/2037	619	482
Roper Technologies, Inc. 1.75%, 2/15/2031	277	216
VMware, Inc.
1.40%, 8/15/2026	421	372
4.70%, 5/15/2030	415	400
		1,470
Specialty Retail — 0.1%
Lowe's Cos., Inc.
1.70%, 10/15/2030	240	192
3.70%, 4/15/2046	509	408
Tractor Supply Co. 1.75%, 11/1/2030	501	394
		994
Technology Hardware, Storage & Peripherals — 0.1%
Apple, Inc.
3.45%, 2/9/2045	500	435
2.70%, 8/5/2051	295	220
Dell International LLC 6.20%, 7/15/2030	970	1,009
		1,664
Thrifts & Mortgage Finance — 0.1%
BPCE SA (France) (SOFR + 1.52%), 1.65%, 10/6/2026 (b) (c)	1,017	910
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	57

JPMorgan SmartRetirement® Blend 2025 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Tobacco — 0.1%
Altria Group, Inc. 2.45%, 2/4/2032	375	283
BAT Capital Corp. (United Kingdom)
2.26%, 3/25/2028	482	404
4.39%, 8/15/2037	265	210
3.73%, 9/25/2040	398	279
		1,176
Trading Companies & Distributors — 0.1%
Air Lease Corp.
3.38%, 7/1/2025	440	414
2.88%, 1/15/2026	250	230
1.88%, 8/15/2026	700	605
		1,249
Wireless Telecommunication Services — 0.0% ^
America Movil SAB de CV (Mexico) 2.88%, 5/7/2030	250	223
Rogers Communications, Inc. (Canada) 4.55%, 3/15/2052 (b)	160	141
		364
Total Corporate Bonds (Cost $126,723)		107,089
Mortgage-Backed Securities — 4.3%
FHLMC UMBS, 30 Year
Pool # ZL3032 3.50%, 5/1/2042	571	558
Pool # QB4026 2.50%, 10/1/2050	2,205	2,006
Pool # QB4045 2.50%, 10/1/2050	1,330	1,199
Pool # QB4484 2.50%, 10/1/2050	814	740
Pool # QB4542 2.50%, 10/1/2050	719	655
Pool # RA4224 3.00%, 11/1/2050	285	266
Pool # QB8503 2.50%, 2/1/2051	820	739
Pool # QC4789 3.00%, 7/1/2051	665	621
Pool # QD4686 4.00%, 1/1/2052	462	457
Pool # QE1637 4.00%, 5/1/2052	349	350
Pool # QE1832 4.50%, 5/1/2052	399	411
FNMA UMBS, 30 Year
Pool # CA2826 5.50%, 12/1/2048	1,365	1,436
Pool # FM3118 3.00%, 5/1/2050	521	489
Pool # BQ2894 3.00%, 9/1/2050	1,177	1,104
Pool # BQ3996 2.50%, 10/1/2050	936	848
Pool # BQ5243 3.50%, 10/1/2050	397	385
Pool # CA7398 3.50%, 10/1/2050	1,401	1,360
Pool # BR4318 3.00%, 1/1/2051	253	236
Pool # CA8637 4.00%, 1/1/2051	1,934	1,937
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # CB2637 2.50%, 1/1/2052	1,004	905
Pool # BU3079 3.00%, 1/1/2052	565	528
Pool # BV0273 3.00%, 1/1/2052	1,419	1,324
Pool # CB2670 3.00%, 1/1/2052	896	837
Pool # BV4831 3.00%, 2/1/2052	457	426
Pool # BV0295 3.50%, 2/1/2052	1,293	1,267
Pool # BV3950 4.00%, 2/1/2052	565	563
Pool # BV6743 4.50%, 5/1/2052	459	469
FNMA, Other
Pool # AM3010 5.07%, 3/1/2028	565	608
Pool # BL8639 1.09%, 4/1/2028	773	684
Pool # AM5319 4.34%, 1/1/2029	507	528
Pool # BS0448 1.27%, 12/1/2029	1,085	935
Pool # BL9748 1.60%, 12/1/2029	448	394
Pool # AN7593 2.99%, 12/1/2029	332	319
Pool # AN8285 3.11%, 3/1/2030	339	329
Pool # AM8544 3.08%, 4/1/2030	143	138
Pool # BL9251 1.45%, 10/1/2030	850	730
Pool # AM4789 4.18%, 11/1/2030	257	262
Pool # BL9891 1.37%, 12/1/2030	606	517
Pool # BS5580 3.68%, 1/1/2032	1,080	1,086
Pool # AN6149 3.14%, 7/1/2032	1,025	984
Pool # BM3226 3.44%, 10/1/2032 (e)	1,396	1,364
Pool # AN7923 3.33%, 1/1/2033	640	619
Pool # BS5357 3.41%, 3/1/2033	799	779
Pool # AN9067 3.51%, 5/1/2033	345	339
Pool # BS5511 3.45%, 8/1/2033	1,075	1,051
Pool # BS5127 3.15%, 9/1/2033	615	583
Pool # BL1012 4.03%, 12/1/2033	335	342
Pool # BL0900 4.08%, 2/1/2034	190	196
Pool # BL7124 1.93%, 6/1/2035	725	611
Pool # AN4430 3.61%, 1/1/2037	707	696
Pool # BF0230 5.50%, 1/1/2058	1,690	1,855
Pool # BF0497 3.00%, 7/1/2060	785	739
FNMA/FHLMC UMBS, Single Family, 30 Year
TBA, 3.50%, 7/25/2052 (f)	405	389
TBA, 4.00%, 7/25/2052 (f)	340	335
TBA, 4.50%, 7/25/2052 (f)	95	95
GNMA II, 30 Year
Pool # BY3432 3.50%, 9/20/2050	1,087	1,058
Pool # BR3929 3.50%, 10/20/2050	535	520
Pool # BW1726 3.50%, 10/20/2050	745	725
Pool # BS8546 2.50%, 12/20/2050	1,842	1,658
Pool # BR3928 3.00%, 12/20/2050	835	800
Pool # BU7538 3.00%, 12/20/2050	562	539
SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # 785294 3.50%, 1/20/2051	1,803	1,790
Pool # CA8452 3.00%, 2/20/2051	2,372	2,267
Pool # CA9005 3.00%, 2/20/2051	511	500
Pool # CB1543 3.00%, 2/20/2051	1,700	1,606
Pool # CA3588 3.50%, 2/20/2051	1,609	1,566
Pool # CB1536 3.50%, 2/20/2051	1,787	1,744
Pool # CB1542 3.00%, 3/20/2051	1,190	1,124
Pool # CB4433 3.00%, 3/20/2051	2,011	1,880
Pool # CC0070 3.00%, 3/20/2051	301	290
Pool # CC8726 3.00%, 3/20/2051	383	362
Pool # CC8738 3.00%, 3/20/2051	468	442
Pool # CC8723 3.50%, 3/20/2051	2,199	2,140
Pool # CC0088 4.00%, 3/20/2051	88	87
Pool # CC0092 4.00%, 3/20/2051	208	209
Pool # CC8727 3.00%, 4/20/2051	573	542
Pool # CC8739 3.00%, 4/20/2051	1,583	1,495
Pool # CC8740 3.00%, 4/20/2051	1,409	1,330
Pool # CC8751 3.00%, 4/20/2051	292	275
Pool # CA3563 3.50%, 7/20/2051	1,093	1,075
Pool # CE2586 3.50%, 7/20/2051	1,541	1,500
Pool # MA7534 2.50%, 8/20/2051	8,593	7,880
Pool # CK1527 3.50%, 12/20/2051	1,129	1,104
Pool # CJ8184 3.50%, 1/20/2052	1,211	1,178
Pool # CK2716 3.50%, 2/20/2052	889	872
GNMA II, Other Pool # 785183 2.94%, 10/20/2070 (e)	816	768
Total Mortgage-Backed Securities (Cost $88,352)		78,949
Asset-Backed Securities — 4.2%
ACC Auto Trust
Series 2021-A, Class A, 1.08%, 4/15/2027 (b)	365	359
Series 2021-A, Class B, 1.79%, 4/15/2027 (b)	925	884
ACC Trust Series 2021-1, Class B, 1.43%, 7/22/2024 (b)	735	729
Accelerated LLC Series 2021-1H, Class B, 1.90%, 10/20/2040 ‡ (b)	484	442
Affirm Asset Securitization Trust Series 2021-A, Class A, 0.88%, 8/15/2025 (b)	695	686
Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 8/15/2046 (b)	870	769
American Airlines Pass-Through Trust
Series 2016-2, Class AA, 3.20%, 6/15/2028	693	633
Series 2016-3, Class AA, 3.00%, 10/15/2028	905	820
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-1, Class B, 3.95%, 7/11/2030	935	780
Series 2019-1, Class AA, 3.15%, 2/15/2032	1,121	991
AMSR Trust
Series 2020-SFR2, Class E1, 4.03%, 7/17/2037 ‡ (b)	430	413
Series 2020-SFR3, Class E2, 2.76%, 9/17/2037 ‡ (b)	220	201
Series 2020-SFR4, Class D, 2.01%, 11/17/2037 ‡ (b)	810	741
Series 2020-SFR4, Class E2, 2.46%, 11/17/2037 ‡ (b)	404	369
Series 2021-SFR2, Class E2, 2.58%, 8/17/2038 ‡ (b)	340	297
Aqua Finance Trust Series 2020-AA, Class C, 3.97%, 7/17/2046 ‡ (b)	325	306
Arivo Acceptance Auto Loan Receivables Trust Series 2021-1A, Class A, 1.19%, 1/15/2027 (b)	140	136
Business Jet Securities LLC
Series 2020-1A, Class A, 2.98%, 11/15/2035 (b)	1,062	975
Series 2021-1A, Class A, 2.16%, 4/15/2036 (b)	761	688
Series 2021-1A, Class B, 2.92%, 4/15/2036 ‡ (b)	1,066	952
Series 2022-1A, Class A, 4.46%, 6/15/2037 (b)	677	653
BXG Receivables Note Trust Series 2020-A, Class A, 1.55%, 2/28/2036 (b)	408	377
Carvana Auto Receivables Trust Series 2020-P1, Class C, 1.32%, 11/9/2026	445	405
Continental Finance Credit Card ABS Master Trust Series 2020-1A, Class A, 2.24%, 12/15/2028 (b)	210	198
CPS Auto Receivables Trust
Series 2021-A, Class B, 0.61%, 2/18/2025 (b)	143	142
Series 2021-B, Class C, 1.23%, 3/15/2027 (b)	730	701
Credit Acceptance Auto Loan Trust Series 2020-2A, Class C, 2.73%, 11/15/2029 (b)	845	815
Credito Real USA Auto Receivables Trust Series 2021-1A, Class A, 1.35%, 2/16/2027 (b)	221	215
Crossroads Asset Trust Series 2021-A, Class A2, 0.82%, 3/20/2024 (b)	111	109
DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (b)	525	475
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	59

JPMorgan SmartRetirement® Blend 2025 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Delta Air Lines Pass-Through Trust
Series 2015-1, Class B, 4.25%, 7/30/2023	198	193
Series 2020-1, Class A, 2.50%, 6/10/2028	523	458
Diamond Resorts Owner Trust
Series 2021-1A, Class A, 1.51%, 11/21/2033 (b)	191	179
Series 2021-1A, Class C, 2.70%, 11/21/2033 ‡ (b)	468	439
DT Auto Owner Trust
Series 2021-1A, Class C, 0.84%, 10/15/2026 (b)	375	358
Series 2021-2A, Class C, 1.10%, 2/16/2027 (b)	225	214
Series 2022-2A, Class D, 5.46%, 3/15/2028 (b)	385	375
Elara HGV Timeshare Issuer LLC
Series 2021-A, Class B, 1.74%, 8/27/2035 ‡ (b)	477	439
Series 2021-A, Class C, 2.09%, 8/27/2035 ‡ (b)	201	184
Exeter Automobile Receivables Trust Series 2021-2A, Class C, 0.98%, 6/15/2026	810	779
FHF Trust
Series 2021-2A, Class A, 0.83%, 12/15/2026 (b)	1,003	961
Series 2021-1A, Class A, 1.27%, 3/15/2027 (b)	672	645
First Investors Auto Owner Trust Series 2021-1A, Class B, 0.89%, 3/15/2027 (b)	395	383
FirstKey Homes Trust
Series 2021-SFR2, Class E1, 2.26%, 9/17/2038 ‡ (b)	1,215	1,049
Series 2022-SFR1, Class E1, 5.00%, 5/17/2039 ‡ (b)	410	381
Flagship Credit Auto Trust
Series 2021-1, Class B, 0.68%, 2/16/2027 (b)	505	488
Series 2020-4, Class C, 1.28%, 2/16/2027 (b)	665	639
FMC GMSR Issuer Trust Series 2021-GT2, Class A, 3.85%, 10/25/2026 (b) (e)	745	665
FREED ABS Trust Series 2021-2, Class B, 1.03%, 6/19/2028 ‡ (b)	819	810
Genesis Sales Finance Master Trust Series 2020-AA, Class A, 1.65%, 9/22/2025 (b)	750	738
GLS Auto Receivables Issuer Trust Series 2020-4A, Class B, 0.87%, 12/16/2024 (b)	171	170
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Home Partners of America Trust
Series 2021-2, Class C, 2.40%, 12/17/2026 ‡ (b)	1,149	1,027
Series 2021-3, Class D, 3.00%, 1/17/2041 ‡ (b)	691	615
JetBlue Pass-Through Trust Series 2020-1, Class B, 7.75%, 11/15/2028	393	402
Lendbuzz Securitization Trust Series 2021-1A, Class A, 1.46%, 6/15/2026 (b)	887	861
Lendingpoint Asset Securitization Trust
Series 2021-A, Class A, 1.00%, 12/15/2028 (b)	502	497
Series 2021-A, Class B, 1.46%, 12/15/2028 ‡ (b)	550	532
Series 2021-B, Class A, 1.11%, 2/15/2029 (b)	758	744
Series 2021-B, Class B, 1.68%, 2/15/2029 ‡ (b)	595	560
LendingPoint Asset Securitization Trust Series 2020-REV1, Class A, 2.73%, 10/15/2028 (b)	1,420	1,395
LL ABS Trust Series 2021-1A, Class A, 1.07%, 5/15/2029 (b)	373	359
Mariner Finance Issuance Trust
Series 2019-AA, Class A, 2.96%, 7/20/2032 (b)	1,180	1,171
Series 2021-AA, Class A, 1.86%, 3/20/2036 (b)	1,145	1,013
Marlette Funding Trust
Series 2021-1A, Class A, 0.60%, 6/16/2031 (b)	47	47
Series 2021-1A, Class B, 1.00%, 6/16/2031 ‡ (b)	897	879
Mercury Financial Credit Card Master Trust Series 2021-1A, Class A, 1.54%, 3/20/2026 (b)	1,225	1,166
Mission Lane Credit Card Master Trust Series 2021-A, Class A, 1.59%, 9/15/2026 (b)	995	958
MVW LLC
Series 2021-2A, Class C, 2.23%, 5/20/2039 ‡ (b)	1,236	1,127
Series 2021-1WA, Class B, 1.44%, 1/22/2041 ‡ (b)	194	176
NMEF Funding LLC Series 2021-A, Class B, 1.85%, 12/15/2027 ‡ (b)	710	669
NRZ Excess Spread-Collateralized Notes
Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (b)	674	640
Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (b)	562	516
SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (b)	1,437	1,313
Octane Receivables Trust Series 2021-1A, Class A, 0.93%, 3/22/2027 (b)	528	513
OneMain Financial Issuance Trust Series 2020-2A, Class D, 3.45%, 9/14/2035 ‡ (b)	295	262
Oportun Issuance Trust Series 2021-B, Class A, 1.47%, 5/8/2031 (b)	2,235	2,073
Orange Lake Timeshare Trust Series 2016-A, Class A, 2.61%, 3/8/2029 (b)	153	148
Pagaya AI Debt Selection Trust
Series 2021-1, Class A, 1.18%, 11/15/2027 (b)	804	787
Series 2021-HG1, Class A, 1.22%, 1/16/2029 (b)	1,332	1,266
Series 2021-3, Class A, 1.15%, 5/15/2029 (b)	1,333	1,296
PRET LLC Series 2021-RN4, Class A1, 2.49%, 10/25/2051 (b) (e)	1,251	1,192
Pretium Mortgage Credit Partners I LLC
Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 ‡ (b) (d)	1,523	1,441
Series 2021-NPL4, Class A1, 2.36%, 10/27/2060 ‡ (b) (d)	1,135	1,066
Progress Residential Trust
Series 2020-SFR3, Class A, 1.29%, 10/17/2027 (b)	568	521
Series 2020-SFR3, Class B, 1.50%, 10/17/2027 ‡ (b)	420	379
Series 2020-SFR1, Class E, 3.03%, 4/17/2037 ‡ (b)	855	794
Series 2020-SFR2, Class D, 3.87%, 6/17/2037 (b)	315	305
Series 2021-SFR2, Class D, 2.20%, 4/19/2038 ‡ (b)	2,393	2,135
Regional Management Issuance Trust Series 2021-1, Class A, 1.68%, 3/17/2031 (b)	995	918
Republic Finance Issuance Trust
Series 2020-A, Class A, 2.47%, 11/20/2030 (b)	675	649
Series 2021-A, Class A, 2.30%, 12/22/2031 (b)	1,697	1,574
Santander Consumer Auto Receivables Trust Series 2021-AA, Class B, 0.71%, 8/17/2026 (b)	535	498
Sierra Timeshare Receivables Funding LLC
Series 2021-1A, Class B, 1.34%, 11/20/2037 ‡ (b)	321	299
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-2A, Class B, 1.80%, 9/20/2038 ‡ (b)	380	359
Theorem Funding Trust Series 2021-1A, Class A, 1.21%, 12/15/2027 (b)	699	684
Tricolor Auto Securitization Trust
Series 2021-1A, Class B, 1.00%, 6/17/2024 (b)	270	266
Series 2021-1A, Class C, 1.33%, 9/16/2024 (b)	315	308
United Airlines Pass-Through Trust
Series 2016-2, Class B, 3.65%, 10/7/2025	203	185
Series 2019-2, Class B, 3.50%, 5/1/2028	475	411
Series 2016-1, Class A, 3.45%, 7/7/2028	515	446
Series 2016-2, Class A, 3.10%, 10/7/2028	751	641
Series 2018-1, Class A, 3.70%, 3/1/2030	567	501
Upstart Pass-Through Trust Series 2021-ST2, Class A, 2.50%, 4/20/2027 (b)	199	191
Upstart Securitization Trust
Series 2020-3, Class A, 1.70%, 11/20/2030 (b)	226	226
Series 2021-1, Class A, 0.87%, 3/20/2031 (b)	98	97
US Auto Funding Series 2021-1A, Class B, 1.49%, 3/17/2025 (b)	530	511
VCAT LLC
Series 2021-NPL1, Class A1, 2.29%, 12/26/2050 ‡ (b) (d)	368	354
Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (b) (d)	470	448
Veros Auto Receivables Trust Series 2021-1, Class A, 0.92%, 10/15/2026 (b)	339	333
VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (b) (d)	530	504
VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 ‡ (b) (d)	2,027	1,921
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 ‡ (b) (d)	1,731	1,644
VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 ‡ (b) (d)	929	877
VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 ‡ (b) (d)	774	738
VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (b) (d)	1,306	1,246
VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 ‡ (b) (d)	1,523	1,449
Westgate Resorts LLC Series 2022-1A, Class B, 2.29%, 8/20/2036 ‡ (b)	497	475
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	61

JPMorgan SmartRetirement® Blend 2025 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Westlake Automobile Receivables Trust Series 2020-3A, Class C, 1.24%, 11/17/2025 (b)	300	293
Total Asset-Backed Securities (Cost $81,792)		76,699
U.S. Treasury Obligations — 3.9%
U.S. Treasury Bonds
1.13%, 5/15/2040	10,092	7,025
1.13%, 8/15/2040	9,774	6,752
1.88%, 2/15/2041	1,354	1,062
2.25%, 5/15/2041	259	216
1.75%, 8/15/2041	560	426
2.00%, 11/15/2041	260	207
2.25%, 8/15/2046	1,235	996
1.25%, 5/15/2050	853	543
1.38%, 8/15/2050	16,580	10,914
1.63%, 11/15/2050	1,836	1,291
1.88%, 2/15/2051	599	449
U.S. Treasury Notes
0.13%, 1/31/2023 (g)	5,788	5,706
1.75%, 7/31/2024	4,945	4,821
2.88%, 6/15/2025	1,290	1,285
1.88%, 2/28/2027	4,244	4,028
1.25%, 4/30/2028	2,990	2,697
1.25%, 5/31/2028	3,392	3,055
1.00%, 7/31/2028	1,570	1,389
1.88%, 2/28/2029	1,082	1,006
2.88%, 4/30/2029	4,385	4,334
1.13%, 2/15/2031	5,895	5,066
1.63%, 5/15/2031	535	478
1.88%, 2/15/2032	3,570	3,234
U.S. Treasury STRIPS Bonds
1.04%, 8/15/2026 (h)	2,735	2,415
1.14%, 5/15/2027 (h)	2,780	2,393
Total U.S. Treasury Obligations (Cost $82,578)		71,788
Collateralized Mortgage Obligations — 1.1%
Ajax Mortgage Loan Trust Series 2021-B, Class A, 2.24%, 6/25/2066 ‡ (b) (d)	945	880
Bayview Finance LLC, 0.00%, 7/12/2033 ‡	1,005	1,000
Cascade MH Asset Trust Series 2021-MH1, Class A1, 1.75%, 2/25/2046 (b)	1,217	1,089
CFMT LLC
Series 2020-HB4, Class A, 0.95%, 12/26/2030 (b) (e)	217	214
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-HB5, Class A, 0.80%, 2/25/2031 (b) (e)	951	934
CSMC Trust Series 2021-RPL1, Class A1, 1.67%, 9/27/2060 (b) (e)	1,064	1,007
FNMA Trust, Whole Loan Series 2002-W8, Class A1, 6.50%, 6/25/2042	457	498
FNMA, Grantor Trust, Whole Loan Series 2001-T12, Class A1, 6.50%, 8/25/2041	224	237
FNMA, REMIC
Series 2018-72, Class VB, 3.50%, 10/25/2031	370	370
Series 2019-7, Class CA, 3.50%, 11/25/2057	2,000	1,999
FNMA, REMIC Trust, Whole Loan Series 2002-W3, Class A4, 6.50%, 11/25/2041	908	970
GNMA
Series 2015-H11, Class FC, 1.35%, 5/20/2065 (e)	588	582
Series 2021-H14, Class YD, 8.30%, 6/20/2071 (e)	1,000	1,119
Legacy Mortgage Asset Trust Series 2021-GS1, Class A1, 1.89%, 10/25/2066 (b) (d)	473	457
LHOME Mortgage Trust Series 2021-RTL1, Class A1, 2.09%, 9/25/2026 (b) (e)	465	446
PRPM LLC
Series 2021-2, Class A1, 2.12%, 3/25/2026 (b) (e)	775	738
Series 2021-10, Class A1, 2.49%, 10/25/2026 (b) (d)	350	331
Seasoned Credit Risk Transfer Trust
Series 2018-1, Class M60C, 3.50%, 5/25/2057	583	574
Series 2019-2, Class M55D, 4.00%, 8/25/2058 ‡	1,073	1,074
Series 2019-3, Class M55D, 4.00%, 10/25/2058 ‡	948	949
Series 2020-3, Class M5TW, 3.00%, 5/25/2060 ‡	1,384	1,336
Series 2020-3, Class TTW, 3.00%, 5/25/2060 ‡	1,403	1,367
Toorak Mortgage Corp. Ltd. Series 2020-1, Class A1, 2.73%, 3/25/2023 (b) (d)	264	262
Towd Point Mortgage Trust Series 2021-R1, Class A1, 2.92%, 11/30/2060 (b) (e)	2,052	1,870
Total Collateralized Mortgage Obligations (Cost $21,665)		20,303
SEE NOTES TO FINANCIAL STATEMENTS.

62	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — 0.5%
ACRE Commercial Mortgage Ltd.
Series 2021-FL4, Class A, 2.44%, 12/18/2037 (b) (e)	498	492
Series 2021-FL4, Class AS, 2.71%, 12/18/2037 (b) (e)	575	564
BPR Trust Series 2021-KEN, Class A, 2.57%, 2/15/2029 (b) (e)	415	409
FHLMC, Multi-Family Structured Credit Risk
Series 2021-MN2, Class M1, 2.73%, 7/25/2041 (b) (e)	927	836
Series 2021-MN1, Class M1, 2.93%, 1/25/2051 (b) (e)	247	230
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K-1511, Class A1, 3.28%, 10/25/2030	792	783
Series K-1510, Class A2, 3.72%, 1/25/2031	295	299
FNMA ACES
Series 2022-M1S, Class A2, 2.08%, 4/25/2032	1,620	1,406
Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	249	239
Series 2021-M3, Class X1, IO, 2.09%, 11/25/2033 (e)	1,599	183
FNMA, Other 3.08%, 1/1/2029	1,521	1,546
FREMF Mortgage Trust
Series 2017-KGX1, Class BFX, 3.71%, 10/25/2027 (b) (e)	595	550
Series 2015-K48, Class C, 3.77%, 8/25/2048 (b) (e)	50	48
Series 2016-K56, Class B, 4.08%, 6/25/2049 (b) (e)	450	441
Series 2017-K728, Class C, 3.76%, 11/25/2050 (b) (e)	230	224
KKR Industrial Portfolio Trust Series 2021-KDIP, Class B, 2.12%, 12/15/2037 ‡ (b) (e)	442	423
SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (b)	885	751
Total Commercial Mortgage-Backed Securities (Cost $10,031)		9,424
Foreign Government Securities — 0.1%
Kingdom of Saudi Arabia (Saudi Arabia) 2.25%, 2/2/2033 (b)	200	166
Republic of Panama (Panama) 3.16%, 1/23/2030	300	267
Republic of Peru (Peru) 2.78%, 12/1/2060	162	100
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United Mexican States (Mexico)
2.66%, 5/24/2031	1,035	852
3.50%, 2/12/2034	727	601
Total Foreign Government Securities (Cost $2,444)		1,986
	SHARES (000)
Short Term Investments — 4.7%
Investment Companies — 4.7%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (i) (Cost $86,271)	86,271	86,271
Total Investments — 99.0% (Cost $1,858,360)		1,817,889
Other Assets Less Liabilities — 1.0%		18,098
NET ASSETS — 100.0%		1,835,987

Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
CSMC	Credit Suisse Mortgage Trust
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	63

JPMorgan SmartRetirement® Blend 2025 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
‡	Value determined using significant unobservable inputs.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of June 30, 2022.
(d)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of June 30, 2022.

(e)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of June 30, 2022.

(f)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(g)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(h)	The rate shown is the effective yield as of June 30, 2022.
(i)	The rate shown is the current yield as of June 30, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	141	09/16/2022	USD	26,762	(739)
Short Contracts
DJ US Real Estate Index	(250)	09/16/2022	USD	(8,935)	(318)
MSCI EAFE E-Mini Index	(105)	09/16/2022	USD	(9,760)	11
MSCI Emerging Markets E-Mini Index	(187)	09/16/2022	USD	(9,385)	(87)
					(394)
					(1,133)

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

64	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

JPMorgan SmartRetirement® Blend 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 48.8%
Fixed Income — 12.8%
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	21,218	158,071
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	5,452	31,678
JPMorgan High Yield Fund Class R6 Shares (a)	14,832	91,217
Total Fixed Income		280,966
International Equity — 7.5%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	10,483	164,683
U.S. Equity — 28.5%
JPMorgan Equity Index Fund Class R6 Shares (a)	10,994	624,806
Total Investment Companies (Cost $1,014,378)		1,070,455
Exchange-Traded Funds — 30.2%
Alternative Assets — 2.5%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	623	54,675
Fixed Income — 6.2%
JPMorgan High Yield Research Enhanced ETF (a)	95	4,149
JPMorgan Inflation Managed Bond ETF (a)	288	13,894
JPMorgan U.S. Aggregate Bond ETF (a)	2,476	118,802
Total Fixed Income		136,845
International Equity — 14.8%
JPMorgan BetaBuilders International Equity ETF (a)	6,880	325,358
U.S. Equity — 6.7%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,127	78,640
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	1,340	67,478
Total U.S. Equity		146,118
Total Exchange-Traded Funds (Cost $686,313)		662,996
	PRINCIPAL AMOUNT ($000)
Corporate Bonds — 4.6%
Aerospace & Defense — 0.2%
Boeing Co. (The)
1.17%, 2/4/2023	85	84
1.95%, 2/1/2024	85	82
1.43%, 2/4/2024	170	162
2.50%, 3/1/2025	249	235
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Aerospace & Defense — continued
2.75%, 2/1/2026	85	79
2.20%, 2/4/2026	105	95
2.70%, 2/1/2027	1,496	1,331
3.45%, 11/1/2028	180	160
L3Harris Technologies, Inc. 1.80%, 1/15/2031	100	80
Northrop Grumman Corp.
5.15%, 5/1/2040	220	223
3.85%, 4/15/2045	115	97
Raytheon Technologies Corp.
2.25%, 7/1/2030	373	322
2.82%, 9/1/2051	385	275
		3,225
Airlines — 0.0% ^
American Airlines Pass-Through Trust Series 2021-1, Class A Shares, 2.88%, 7/11/2034	719	612
Automobiles — 0.1%
General Motors Co. 6.80%, 10/1/2027	292	308
Hyundai Capital America
1.15%, 11/10/2022 (b)	945	938
2.65%, 2/10/2025 (b)	596	569
1.30%, 1/8/2026 (b)	90	80
2.38%, 10/15/2027 (b)	730	642
Nissan Motor Co. Ltd. (Japan) 3.52%, 9/17/2025 (b)	289	273
		2,810
Banks — 0.9%
AIB Group plc (Ireland) 4.75%, 10/12/2023 (b)	865	865
Australia & New Zealand Banking Group Ltd. (Australia) 4.40%, 5/19/2026 (b)	330	325
Banco Santander SA (Spain)
1.85%, 3/25/2026	400	360
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (c)	200	174
2.75%, 12/3/2030	600	477
Bank of America Corp.
(SOFR + 1.01%), 1.20%, 10/24/2026 (c)	511	457
(SOFR + 1.05%), 2.55%, 2/4/2028 (c)	125	114
(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (c)	1,230	1,173
(SOFR + 1.58%), 4.38%, 4/27/2028 (c)	295	290
(SOFR + 1.33%), 2.97%, 2/4/2033 (c)	175	149
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	65

JPMorgan SmartRetirement® Blend 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
(SOFR + 1.93%), 2.68%, 6/19/2041 (c)	1,081	778
Bank of Ireland Group plc (Ireland)
4.50%, 11/25/2023 (b)	460	459
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.03%, 9/30/2027 (b) (c)	203	176
Banque Federative du Credit Mutuel SA (France) 1.60%, 10/4/2026 (b)	345	307
Barclays plc (United Kingdom)
4.34%, 1/10/2028	265	253
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 11/24/2032 (c)	200	161
BNP Paribas SA (France)
(SOFR + 1.61%), 1.90%, 9/30/2028 (b) (c)	665	568
(SOFR + 1.22%), 2.16%, 9/15/2029 (b) (c)	346	289
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.05%), 2.59%, 8/12/2035 (b) (c)	250	197
Citigroup, Inc.
(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028 (c)	500	472
(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (c)	442	413
(SOFR + 1.17%), 2.56%, 5/1/2032 (c)	110	91
(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (c)	367	317
Commonwealth Bank of Australia (Australia) 3.31%, 3/11/2041 (b)	255	193
Credit Agricole SA (France)
4.38%, 3/17/2025 (b)	580	570
(SOFR + 0.89%), 1.25%, 1/26/2027 (b) (c)	617	543
DNB Bank ASA (Norway) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.68%), 1.60%, 3/30/2028 (b) (c)	320	278
HSBC Holdings plc (United Kingdom)
(SOFR + 1.29%), 1.59%, 5/24/2027 (c)	880	773
(SOFR + 1.73%), 2.01%, 9/22/2028 (c)	1,660	1,420
(SOFR + 1.29%), 2.21%, 8/17/2029 (c)	200	168
Intesa Sanpaolo SpA (Italy) Series XR, 3.25%, 9/23/2024 (b)	400	387
Lloyds Banking Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.63%, 5/11/2027 (c)	205	182
Mitsubishi UFJ Financial Group, Inc. (Japan) 3.74%, 3/7/2029	813	771
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
Mizuho Financial Group, Inc. (Japan) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.67%), 1.23%, 5/22/2027 (c)	210	183
NatWest Group plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.87%), 4.44%, 5/8/2030 (c)	375	353
Nordea Bank Abp (Finland) 1.50%, 9/30/2026 (b)	200	178
Santander UK Group Holdings plc (United Kingdom) (SOFR + 0.99%), 1.67%, 6/14/2027 (c)	215	188
Societe Generale SA (France)
4.25%, 4/14/2025 (b)	780	764
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.49%, 12/14/2026 (b) (c)	300	265
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.79%, 6/9/2027 (b)	255	222
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 6/9/2032 (b)	590	471
Standard Chartered plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.17%), 1.32%, 10/14/2023 (b) (c)	1,105	1,097
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.46%, 1/14/2027 (b) (c)	200	176
UniCredit SpA (Italy) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (b) (c)	265	229
Wells Fargo & Co.
4.30%, 7/22/2027	1,500	1,483
(SOFR + 2.10%), 2.39%, 6/2/2028 (c)	484	433
(SOFR + 2.13%), 4.61%, 4/25/2053 (c)	315	292
Westpac Banking Corp. (Australia)
2.96%, 11/16/2040	50	36
3.13%, 11/18/2041	217	159
		20,679
Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc. (Belgium) 3.75%, 7/15/2042	940	761
Keurig Dr Pepper, Inc. 3.80%, 5/1/2050	244	194
		955
SEE NOTES TO FINANCIAL STATEMENTS.

66	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Biotechnology — 0.1%
AbbVie, Inc.
2.95%, 11/21/2026	265	251
3.20%, 11/21/2029	624	574
4.05%, 11/21/2039	600	535
4.25%, 11/21/2049	210	186
Amgen, Inc.
3.15%, 2/21/2040	429	339
3.00%, 1/15/2052	100	71
Biogen, Inc. 2.25%, 5/1/2030	125	103
Gilead Sciences, Inc. 2.60%, 10/1/2040	253	185
Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	415	333
		2,577
Building Products — 0.0% ^
Masco Corp. 2.00%, 10/1/2030	203	160
Capital Markets — 0.5%
Brookfield Finance, Inc. (Canada) 3.50%, 3/30/2051	250	180
Credit Suisse AG (Switzerland) 3.70%, 2/21/2025	500	488
Credit Suisse Group AG (Switzerland)
(SOFR + 0.98%), 1.31%, 2/2/2027 (b) (c)	250	215
4.28%, 1/9/2028 (b)	1,015	947
Deutsche Bank AG (Germany)
(SOFR + 1.87%), 2.13%, 11/24/2026 (c)	795	706
(SOFR + 1.72%), 3.04%, 5/28/2032 (c)	408	323
Goldman Sachs Group, Inc. (The)
(SOFR + 0.57%), 0.67%, 3/8/2024	728	711
4.25%, 10/21/2025	1,293	1,283
Series VAR, (SOFR + 0.79%), 1.09%, 12/9/2026 (c)	1,149	1,023
(SOFR + 1.11%), 2.64%, 2/24/2028	274	249
(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (c)	693	657
Macquarie Group Ltd. (Australia)
(SOFR + 1.07%), 1.34%, 1/12/2027 (b) (c)	420	369
(SOFR + 1.53%), 2.87%, 1/14/2033 (b) (c)	200	163
Morgan Stanley
5.00%, 11/24/2025	968	983
3.13%, 7/27/2026	883	842
(SOFR + 1.20%), 2.51%, 10/20/2032 (c)	415	343
(SOFR + 1.49%), 3.22%, 4/22/2042 (c)	255	201
S&P Global, Inc.
2.70%, 3/1/2029 (b)	311	283
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Markets — continued
4.25%, 5/1/2029 (b)	285	282
UBS Group AG (Switzerland)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 4.49%, 5/12/2026 (b) (c)	365	364
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 2.09%, 2/11/2032 (b) (c)	540	429
		11,041
Chemicals — 0.0% ^
DuPont de Nemours, Inc. 5.32%, 11/15/2038	197	195
International Flavors & Fragrances, Inc. 3.47%, 12/1/2050 (b)	141	103
LYB International Finance III LLC 1.25%, 10/1/2025	127	115
Nutrien Ltd. (Canada) 5.00%, 4/1/2049	111	110
		523
Construction & Engineering — 0.0% ^
Quanta Services, Inc. 2.35%, 1/15/2032	350	271
Consumer Finance — 0.2%
AerCap Ireland Capital DAC (Ireland)
3.15%, 2/15/2024	400	387
6.50%, 7/15/2025	200	205
2.45%, 10/29/2026	150	131
4.63%, 10/15/2027	880	828
Avolon Holdings Funding Ltd. (Ireland)
2.88%, 2/15/2025 (b)	207	190
5.50%, 1/15/2026 (b)	650	631
2.13%, 2/21/2026 (b)	110	95
4.25%, 4/15/2026 (b)	20	18
2.53%, 11/18/2027 (b)	1,092	890
Capital One Financial Corp.
3.80%, 1/31/2028	200	188
(SOFR + 1.27%), 2.62%, 11/2/2032 (c)	230	185
General Motors Financial Co., Inc. 3.80%, 4/7/2025	345	336
Park Aerospace Holdings Ltd. (Ireland)
4.50%, 3/15/2023 (b)	575	573
5.50%, 2/15/2024 (b)	59	59
		4,716
Containers & Packaging — 0.0% ^
Graphic Packaging International LLC 1.51%, 4/15/2026 (b)	238	215
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	67

JPMorgan SmartRetirement® Blend 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Diversified Consumer Services — 0.0% ^
University of Miami Series 2022, 4.06%, 4/1/2052	110	99
Diversified Financial Services — 0.0% ^
Element Fleet Management Corp. (Canada) 1.60%, 4/6/2024 (b)	130	124
Shell International Finance BV (Netherlands) 3.13%, 11/7/2049	215	165
		289
Diversified Telecommunication Services — 0.1%
AT&T, Inc.
2.30%, 6/1/2027	582	531
3.50%, 6/1/2041	584	466
3.55%, 9/15/2055	369	277
NBN Co. Ltd. (Australia) 2.63%, 5/5/2031 (b)	500	426
Verizon Communications, Inc.
2.10%, 3/22/2028	150	133
2.36%, 3/15/2032	132	110
2.65%, 11/20/2040	204	150
		2,093
Electric Utilities — 0.3%
Duke Energy Indiana LLC Series YYY, 3.25%, 10/1/2049	113	87
Duke Energy Progress LLC 2.90%, 8/15/2051	165	122
Duquesne Light Holdings, Inc. 2.78%, 1/7/2032 (b)	85	70
Edison International 5.75%, 6/15/2027	225	228
Emera US Finance LP (Canada) 4.75%, 6/15/2046	223	196
Entergy Arkansas LLC 2.65%, 6/15/2051	84	58
Entergy Louisiana LLC
4.00%, 3/15/2033	166	158
2.90%, 3/15/2051	70	50
Evergy, Inc. 2.90%, 9/15/2029	441	389
Fells Point Funding Trust 3.05%, 1/31/2027 (b)	530	489
FirstEnergy Transmission LLC 4.55%, 4/1/2049 (b)	210	169
Fortis, Inc. (Canada) 3.06%, 10/4/2026	283	266
Indiana Michigan Power Co. 3.25%, 5/1/2051	150	114
ITC Holdings Corp. 2.95%, 5/14/2030 (b)	136	120
Jersey Central Power & Light Co. 4.30%, 1/15/2026 (b)	212	209
Massachusetts Electric Co. 4.00%, 8/15/2046 (b)	103	85
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued
New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (b)	280	188
NRG Energy, Inc.
2.00%, 12/2/2025 (b)	105	95
2.45%, 12/2/2027 (b)	365	313
OGE Energy Corp. 0.70%, 5/26/2023	130	127
Ohio Power Co. Series R, 2.90%, 10/1/2051	200	143
Oklahoma Gas and Electric Co. 0.55%, 5/26/2023	160	156
Pacific Gas and Electric Co.
1.37%, 3/10/2023	665	655
1.70%, 11/15/2023	170	164
3.25%, 2/16/2024	460	448
3.45%, 7/1/2025	130	122
2.95%, 3/1/2026	328	298
3.75%, 8/15/2042 (d)	79	53
4.30%, 3/15/2045	80	58
PacifiCorp 4.15%, 2/15/2050	135	122
PG&E Wildfire Recovery Funding LLC Series A-2, 4.26%, 6/1/2036	130	131
Public Service Co. of Oklahoma Series K, 3.15%, 8/15/2051	90	66
Southern California Edison Co.
Series 20C, 1.20%, 2/1/2026	202	181
Series C, 4.13%, 3/1/2048	131	108
Union Electric Co. 3.90%, 4/1/2052	191	168
Vistra Operations Co. LLC 4.88%, 5/13/2024 (b)	420	418
		6,824
Energy Equipment & Services — 0.0% ^
Schlumberger Holdings Corp. 4.00%, 12/21/2025 (b)	296	294
Entertainment — 0.1%
Activision Blizzard, Inc. 1.35%, 9/15/2030	236	189
Take-Two Interactive Software, Inc. 3.70%, 4/14/2027	357	347
Walt Disney Co. (The)
2.65%, 1/13/2031	386	340
3.50%, 5/13/2040	371	316
		1,192
Equity Real Estate Investment Trusts (REITs) — 0.3%
American Campus Communities Operating Partnership LP 2.25%, 1/15/2029	150	139
SEE NOTES TO FINANCIAL STATEMENTS.

68	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Equity Real Estate Investment Trusts (REITs) — continued
American Tower Corp.
1.50%, 1/31/2028	185	154
1.88%, 10/15/2030	1,039	808
Brixmor Operating Partnership LP
2.25%, 4/1/2028	170	146
2.50%, 8/16/2031	100	78
Corporate Office Properties LP 2.75%, 4/15/2031	271	219
CubeSmart LP 2.00%, 2/15/2031	505	401
Equinix, Inc.
2.90%, 11/18/2026	314	292
2.00%, 5/15/2028	424	364
Healthcare Trust of America Holdings LP 2.00%, 3/15/2031	414	321
Healthpeak Properties, Inc. 2.13%, 12/1/2028	323	279
Life Storage LP 2.40%, 10/15/2031	290	231
Office Properties Income Trust
2.65%, 6/15/2026	280	238
2.40%, 2/1/2027	350	286
Physicians Realty LP 2.63%, 11/1/2031	130	105
Realty Income Corp. 1.80%, 3/15/2033	275	210
Sabra Health Care LP 3.20%, 12/1/2031	205	163
Safehold Operating Partnership LP 2.85%, 1/15/2032	391	314
Scentre Group Trust 1 (Australia) 3.63%, 1/28/2026 (b)	565	544
UDR, Inc.
2.10%, 8/1/2032	416	324
1.90%, 3/15/2033	65	49
WP Carey, Inc.
2.40%, 2/1/2031	163	133
2.45%, 2/1/2032	160	129
2.25%, 4/1/2033	90	69
		5,996
Food & Staples Retailing — 0.1%
7-Eleven, Inc.
0.63%, 2/10/2023 (b)	595	583
1.30%, 2/10/2028 (b)	112	93
2.50%, 2/10/2041 (b)	112	76
Alimentation Couche-Tard, Inc. (Canada)
3.44%, 5/13/2041 (b)	300	224
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Food & Staples Retailing — continued
3.63%, 5/13/2051 (b)	335	243
CVS Pass-Through Trust Series 2014, 4.16%, 8/11/2036 (b)	111	107
		1,326
Food Products — 0.0% ^
Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	143	118
Kraft Heinz Foods Co.
4.63%, 10/1/2039	240	211
4.38%, 6/1/2046	132	110
Smithfield Foods, Inc. 3.00%, 10/15/2030 (b)	443	367
		806
Gas Utilities — 0.0% ^
Atmos Energy Corp.
0.63%, 3/9/2023	85	84
2.85%, 2/15/2052	230	164
CenterPoint Energy Resources Corp. 1.75%, 10/1/2030	202	164
		412
Health Care Equipment & Supplies — 0.0% ^
Boston Scientific Corp. 4.55%, 3/1/2039	68	63
DH Europe Finance II SARL 3.25%, 11/15/2039	119	99
		162
Health Care Providers & Services — 0.2%
Banner Health 1.90%, 1/1/2031	288	240
Beth Israel Lahey Health, Inc. Series L, 3.08%, 7/1/2051	115	83
Bon Secours Mercy Health, Inc. Series 20-2, 3.21%, 6/1/2050	175	131
Children's Hospital of Philadelphia (The) Series 2020, 2.70%, 7/1/2050	215	152
CommonSpirit Health
1.55%, 10/1/2025	75	69
2.78%, 10/1/2030	170	147
3.91%, 10/1/2050	75	60
Elevance Health, Inc. 2.25%, 5/15/2030	422	361
Hackensack Meridian Health, Inc. Series 2020, 2.68%, 9/1/2041	350	267
HCA, Inc.
5.25%, 6/15/2026	968	963
3.50%, 7/15/2051	128	87
4.63%, 3/15/2052 (b)	142	114
MedStar Health, Inc. Series 20A, 3.63%, 8/15/2049	150	124
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	69

JPMorgan SmartRetirement® Blend 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Health Care Providers & Services — continued
MidMichigan Health Series 2020, 3.41%, 6/1/2050	45	36
MultiCare Health System 2.80%, 8/15/2050	132	96
PeaceHealth Obligated Group Series 2020, 3.22%, 11/15/2050	160	120
Piedmont Healthcare, Inc. 2.86%, 1/1/2052	215	155
Universal Health Services, Inc. 2.65%, 10/15/2030 (b)	208	166
West Virginia United Health System Obligated Group Series 2020, 3.13%, 6/1/2050	340	248
		3,619
Hotels, Restaurants & Leisure — 0.0% ^
Starbucks Corp. 3.35%, 3/12/2050	214	162
Household Durables — 0.0% ^
Lennar Corp. 4.50%, 4/30/2024	75	75
Independent Power and Renewable Electricity Producers — 0.1%
Alexander Funding Trust 1.84%, 11/15/2023 (b)	670	642
Constellation Energy Generation LLC
3.25%, 6/1/2025	892	854
5.75%, 10/1/2041	205	199
Southern Power Co. 5.15%, 9/15/2041	230	216
		1,911
Industrial Conglomerates — 0.0% ^
GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	522	487
Insurance — 0.1%
Athene Global Funding
0.95%, 1/8/2024 (b)	441	419
2.75%, 6/25/2024 (b)	313	302
2.50%, 1/14/2025 (b)	124	118
Berkshire Hathaway Finance Corp. 3.85%, 3/15/2052	180	154
Brown & Brown, Inc. 2.38%, 3/15/2031	422	334
Corebridge Financial, Inc. 3.85%, 4/5/2029 (b)	115	106
Empower Finance 2020 LP (Canada) 3.08%, 9/17/2051 (b)	316	226
New York Life Insurance Co. 3.75%, 5/15/2050 (b)	438	358
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Insurance — continued
Northwestern Mutual Global Funding 1.70%, 6/1/2028 (b)	190	168
Teachers Insurance & Annuity Association of America 3.30%, 5/15/2050 (b)	429	327
		2,512
Internet & Direct Marketing Retail — 0.0% ^
Amazon.com, Inc. 3.95%, 4/13/2052	355	328
IT Services — 0.0% ^
CGI, Inc. (Canada) 1.45%, 9/14/2026	204	180
Global Payments, Inc. 3.20%, 8/15/2029	367	321
		501
Machinery — 0.0% ^
Otis Worldwide Corp. 3.11%, 2/15/2040	294	228
Media — 0.1%
Charter Communications Operating LLC
2.80%, 4/1/2031	152	122
3.50%, 3/1/2042	160	111
3.70%, 4/1/2051	467	316
Comcast Corp.
3.25%, 11/1/2039	380	312
2.80%, 1/15/2051	270	191
Discovery Communications LLC 3.63%, 5/15/2030	164	146
		1,198
Metals & Mining — 0.0% ^
Anglo American Capital plc (South Africa) 3.63%, 9/11/2024 (b)	295	289
Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (b)	346	282
Steel Dynamics, Inc. 1.65%, 10/15/2027	275	236
		807
Multiline Retail — 0.0% ^
Nordstrom, Inc. 4.25%, 8/1/2031	272	206
Multi-Utilities — 0.1%
Berkshire Hathaway Energy Co. 2.85%, 5/15/2051	204	145
CenterPoint Energy, Inc. 1.45%, 6/1/2026	211	190
Consumers Energy Co. 3.25%, 8/15/2046	102	82
Puget Energy, Inc. 2.38%, 6/15/2028	258	226
San Diego Gas & Electric Co. 2.95%, 8/15/2051	350	258
SEE NOTES TO FINANCIAL STATEMENTS.

70	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Multi-Utilities — continued
Southern Co. Gas Capital Corp. Series 21A, 3.15%, 9/30/2051	160	113
WEC Energy Group, Inc. 1.38%, 10/15/2027	236	204
		1,218
Oil, Gas & Consumable Fuels — 0.3%
Boardwalk Pipelines LP 4.45%, 7/15/2027	185	179
BP Capital Markets America, Inc.
3.63%, 4/6/2030	279	264
2.77%, 11/10/2050	208	144
3.00%, 3/17/2052	75	54
Cheniere Corpus Christi Holdings LLC 5.88%, 3/31/2025	375	384
Coterra Energy, Inc. 3.90%, 5/15/2027 (b)	140	134
Diamondback Energy, Inc. 3.25%, 12/1/2026	346	338
Energy Transfer LP
3.90%, 5/15/2024 (d)	535	531
3.90%, 7/15/2026	303	291
4.40%, 3/15/2027	445	431
5.00%, 5/15/2044 (d)	525	438
Enterprise Products Operating LLC 4.45%, 2/15/2043	317	276
Exxon Mobil Corp. 3.00%, 8/16/2039	643	525
Flex Intermediate Holdco LLC
3.36%, 6/30/2031 (b)	180	147
4.32%, 12/30/2039 (b)	130	101
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates) 2.94%, 9/30/2040 (b)	197	160
Gray Oak Pipeline LLC
2.60%, 10/15/2025 (b)	500	467
3.45%, 10/15/2027 (b)	306	280
HF Sinclair Corp.
2.63%, 10/1/2023 (b)	202	196
5.88%, 4/1/2026 (b)	109	110
Lundin Energy Finance BV (Netherlands) 2.00%, 7/15/2026 (b)	200	179
MPLX LP 4.50%, 4/15/2038	226	198
NGPL PipeCo LLC 3.25%, 7/15/2031 (b)	195	162
Phillips 66 Co. 3.55%, 10/1/2026 (b)	214	208
Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	438	447
Targa Resources Corp. 4.20%, 2/1/2033	90	81
TotalEnergies Capital International SA (France) 2.99%, 6/29/2041	429	338
		7,063
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Personal Products — 0.0% ^
GSK Consumer Healthcare Capital US LLC 4.00%, 3/24/2052 (b)	350	300
Pharmaceuticals — 0.1%
AstraZeneca plc (United Kingdom) 6.45%, 9/15/2037	50	60
Bristol-Myers Squibb Co.
4.13%, 6/15/2039	265	253
2.35%, 11/13/2040	457	338
Merck & Co., Inc. 2.35%, 6/24/2040	312	234
Royalty Pharma plc 2.15%, 9/2/2031	31	24
Takeda Pharmaceutical Co. Ltd. (Japan) 3.03%, 7/9/2040	1,065	820
Utah Acquisition Sub, Inc. 3.95%, 6/15/2026	227	214
Viatris, Inc.
3.85%, 6/22/2040	252	179
4.00%, 6/22/2050	181	121
		2,243
Road & Rail — 0.1%
CSX Corp. 3.80%, 11/1/2046	219	186
Kansas City Southern 4.70%, 5/1/2048	178	168
Norfolk Southern Corp. 3.05%, 5/15/2050	215	157
Triton Container International Ltd. (Bermuda) 2.05%, 4/15/2026 (b)	700	619
Union Pacific Corp. 3.55%, 8/15/2039	297	256
		1,386
Semiconductors & Semiconductor Equipment — 0.1%
Analog Devices, Inc. 2.80%, 10/1/2041	224	176
Broadcom, Inc.
1.95%, 2/15/2028 (b)	470	400
3.19%, 11/15/2036 (b)	69	52
KLA Corp. 3.30%, 3/1/2050	370	293
Microchip Technology, Inc.
0.97%, 2/15/2024	235	223
0.98%, 9/1/2024	287	268
NXP BV (China) 3.25%, 5/11/2041	340	256
TSMC Global Ltd. (Taiwan) 1.38%, 9/28/2030 (b)	350	280
Xilinx, Inc. 2.38%, 6/1/2030	610	538
		2,486
Software — 0.1%
Oracle Corp. 3.80%, 11/15/2037	540	420
Roper Technologies, Inc. 1.75%, 2/15/2031	218	170
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	71

JPMorgan SmartRetirement® Blend 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Software — continued
VMware, Inc.
1.40%, 8/15/2026	394	349
4.70%, 5/15/2030	364	351
		1,290
Specialty Retail — 0.0% ^
Lowe's Cos., Inc.
1.70%, 10/15/2030	235	188
3.70%, 4/15/2046	438	351
Tractor Supply Co. 1.75%, 11/1/2030	436	343
		882
Technology Hardware, Storage & Peripherals — 0.1%
Apple, Inc.
3.45%, 2/9/2045	400	348
2.70%, 8/5/2051	315	235
Dell International LLC 6.20%, 7/15/2030	850	884
		1,467
Thrifts & Mortgage Finance — 0.0% ^
BPCE SA (France) (SOFR + 1.52%), 1.65%, 10/6/2026 (b) (c)	864	773
Tobacco — 0.1%
Altria Group, Inc. 2.45%, 2/4/2032	340	256
BAT Capital Corp. (United Kingdom)
2.26%, 3/25/2028	416	348
4.39%, 8/15/2037	255	202
3.73%, 9/25/2040	346	243
		1,049
Trading Companies & Distributors — 0.1%
Air Lease Corp.
3.38%, 7/1/2025	390	367
2.88%, 1/15/2026	235	216
1.88%, 8/15/2026	675	583
		1,166
Wireless Telecommunication Services — 0.0% ^
America Movil SAB de CV (Mexico) 2.88%, 5/7/2030	220	197
Rogers Communications, Inc. (Canada) 4.55%, 3/15/2052 (b)	155	136
		333
Total Corporate Bonds (Cost $119,406)		100,967
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 3.8%
U.S. Treasury Bonds
1.13%, 5/15/2040	11,579	8,060
1.13%, 8/15/2040	9,253	6,392
1.88%, 2/15/2041	2,964	2,324
2.25%, 5/15/2041	341	285
1.75%, 8/15/2041	485	369
2.00%, 11/15/2041	225	179
2.25%, 8/15/2046	930	750
1.25%, 5/15/2050	966	615
1.38%, 8/15/2050	12,405	8,165
1.63%, 11/15/2050	2,118	1,490
1.88%, 2/15/2051	3,711	2,783
2.38%, 5/15/2051	70	59
U.S. Treasury Notes
0.13%, 1/31/2023	6,966	6,868
0.13%, 2/15/2024	1,164	1,112
1.75%, 7/31/2024	7,180	7,000
0.38%, 11/30/2025	4,423	4,040
1.88%, 2/28/2027	4,873	4,625
3.25%, 6/30/2027	3,075	3,105
1.25%, 4/30/2028	3,385	3,053
1.25%, 5/31/2028	3,218	2,899
1.00%, 7/31/2028	2,205	1,950
1.88%, 2/28/2029	1,703	1,583
2.88%, 4/30/2029	3,688	3,645
1.50%, 2/15/2030	3,165	2,843
0.63%, 8/15/2030	1,960	1,625
0.88%, 11/15/2030	1,100	929
1.13%, 2/15/2031	2,604	2,238
1.63%, 5/15/2031	1,050	938
1.88%, 2/15/2032	1,535	1,391
U.S. Treasury STRIPS Bonds 1.04%, 8/15/2026 (e)	2,540	2,243
Total U.S. Treasury Obligations (Cost $95,415)		83,558
Asset-Backed Securities — 3.4%
ACC Auto Trust
Series 2021-A, Class A, 1.08%, 4/15/2027 (b)	353	347
Series 2021-A, Class B, 1.79%, 4/15/2027 (b)	865	827
ACC Trust Series 2021-1, Class B, 1.43%, 7/22/2024 (b)	685	679
Accelerated LLC Series 2021-1H, Class B, 1.90%, 10/20/2040 ‡ (b)	457	418
SEE NOTES TO FINANCIAL STATEMENTS.

72	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Affirm Asset Securitization Trust Series 2021-A, Class A, 0.88%, 8/15/2025 (b)	640	632
Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 8/15/2046 (b)	815	720
American Airlines Pass-Through Trust
Series 2016-2, Class AA, 3.20%, 6/15/2028	634	579
Series 2016-3, Class AA, 3.00%, 10/15/2028	836	757
Series 2021-1, Class B, 3.95%, 7/11/2030	903	753
Series 2019-1, Class AA, 3.15%, 2/15/2032	1,053	931
American Credit Acceptance Receivables Trust Series 2021-1, Class B, 0.61%, 3/13/2025 (b)	133	133
AmeriCredit Automobile Receivables Trust
Series 2020-3, Class B, 0.76%, 12/18/2025	710	684
Series 2020-3, Class C, 1.06%, 8/18/2026	315	300
AMSR Trust
Series 2020-SFR2, Class E1, 4.03%, 7/17/2037 ‡ (b)	420	403
Series 2020-SFR3, Class E2, 2.76%, 9/17/2037 ‡ (b)	215	196
Series 2020-SFR4, Class D, 2.01%, 11/17/2037 ‡ (b)	725	663
Series 2020-SFR4, Class E2, 2.46%, 11/17/2037 ‡ (b)	390	356
Series 2021-SFR2, Class E2, 2.58%, 8/17/2038 ‡ (b)	330	288
Aqua Finance Trust Series 2020-AA, Class C, 3.97%, 7/17/2046 ‡ (b)	290	273
Arivo Acceptance Auto Loan Receivables Trust Series 2021-1A, Class A, 1.19%, 1/15/2027 (b)	125	121
Business Jet Securities LLC
Series 2020-1A, Class A, 2.98%, 11/15/2035 (b)	992	910
Series 2021-1A, Class A, 2.16%, 4/15/2036 (b)	697	630
Series 2021-1A, Class B, 2.92%, 4/15/2036 ‡ (b)	978	874
Series 2022-1A, Class A, 4.46%, 6/15/2037 (b)	662	638
BXG Receivables Note Trust Series 2020-A, Class A, 1.55%, 2/28/2036 (b)	363	336
CarMax Auto Owner Trust Series 2020-4, Class C, 1.30%, 8/17/2026	290	271
Carvana Auto Receivables Trust Series 2020-P1, Class C, 1.32%, 11/9/2026	405	369
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Continental Finance Credit Card ABS Master Trust Series 2020-1A, Class A, 2.24%, 12/15/2028 (b)	190	179
CPS Auto Receivables Trust
Series 2021-A, Class B, 0.61%, 2/18/2025 (b)	128	128
Series 2021-B, Class C, 1.23%, 3/15/2027 (b)	675	648
Credit Acceptance Auto Loan Trust Series 2020-2A, Class C, 2.73%, 11/15/2029 (b)	750	724
Credito Real USA Auto Receivables Trust Series 2021-1A, Class A, 1.35%, 2/16/2027 (b)	208	203
Crossroads Asset Trust Series 2021-A, Class A2, 0.82%, 3/20/2024 (b)	98	97
DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (b)	480	434
Delta Air Lines Pass-Through Trust
Series 2015-1, Class B, 4.25%, 7/30/2023	178	174
Series 2020-1, Class A, 2.50%, 6/10/2028	505	442
Diamond Resorts Owner Trust
Series 2021-1A, Class A, 1.51%, 11/21/2033 (b)	146	137
Series 2021-1A, Class C, 2.70%, 11/21/2033 ‡ (b)	444	417
DT Auto Owner Trust
Series 2021-1A, Class C, 0.84%, 10/15/2026 (b)	330	315
Series 2021-2A, Class C, 1.10%, 2/16/2027 (b)	215	204
Series 2022-2A, Class D, 5.46%, 3/15/2028 (b)	385	375
Elara HGV Timeshare Issuer LLC
Series 2021-A, Class B, 1.74%, 8/27/2035 ‡ (b)	464	427
Series 2021-A, Class C, 2.09%, 8/27/2035 ‡ (b)	209	191
Exeter Automobile Receivables Trust Series 2021-2A, Class C, 0.98%, 6/15/2026	760	731
FHF Trust
Series 2021-2A, Class A, 0.83%, 12/15/2026 (b)	933	894
Series 2021-1A, Class A, 1.27%, 3/15/2027 (b)	749	719
First Investors Auto Owner Trust Series 2021-1A, Class B, 0.89%, 3/15/2027 (b)	350	339
FirstKey Homes Trust
Series 2021-SFR2, Class E1, 2.26%, 9/17/2038 ‡ (b)	1,145	988
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	73

JPMorgan SmartRetirement® Blend 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2022-SFR1, Class E1, 5.00%, 5/17/2039 ‡ (b)	395	367
Flagship Credit Auto Trust
Series 2021-1, Class B, 0.68%, 2/16/2027 (b)	460	445
Series 2020-4, Class C, 1.28%, 2/16/2027 (b)	585	562
FMC GMSR Issuer Trust Series 2021-GT2, Class A, 3.85%, 10/25/2026 (b) (f)	720	643
FREED ABS Trust Series 2021-2, Class B, 1.03%, 6/19/2028 ‡ (b)	765	756
Genesis Sales Finance Master Trust Series 2020-AA, Class A, 1.65%, 9/22/2025 (b)	670	659
GLS Auto Receivables Issuer Trust
Series 2020-4A, Class B, 0.87%, 12/16/2024 (b)	153	153
Series 2021-2A, Class B, 0.77%, 9/15/2025 (b)	320	312
Home Partners of America Trust
Series 2021-2, Class C, 2.40%, 12/17/2026 ‡ (b)	1,109	992
Series 2021-3, Class D, 3.00%, 1/17/2041 ‡ (b)	658	585
JetBlue Pass-Through Trust Series 2020-1, Class B, 7.75%, 11/15/2028	380	389
Lendbuzz Securitization Trust Series 2021-1A, Class A, 1.46%, 6/15/2026 (b)	855	830
Lendingpoint Asset Securitization Trust
Series 2021-A, Class A, 1.00%, 12/15/2028 (b)	470	466
Series 2021-A, Class B, 1.46%, 12/15/2028 ‡ (b)	535	518
Series 2021-B, Class A, 1.11%, 2/15/2029 (b)	722	709
Series 2021-B, Class B, 1.68%, 2/15/2029 ‡ (b)	570	537
LendingPoint Asset Securitization Trust Series 2020-REV1, Class A, 2.73%, 10/15/2028 (b)	1,264	1,241
LL ABS Trust Series 2021-1A, Class A, 1.07%, 5/15/2029 (b)	350	338
Mariner Finance Issuance Trust
Series 2019-AA, Class A, 2.96%, 7/20/2032 (b)	1,055	1,047
Series 2021-AA, Class A, 1.86%, 3/20/2036 (b)	1,065	942
Marlette Funding Trust
Series 2021-1A, Class A, 0.60%, 6/16/2031 (b)	44	44
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-1A, Class B, 1.00%, 6/16/2031 ‡ (b)	833	816
Mercury Financial Credit Card Master Trust
Series 2021-1A, Class A, 1.54%, 3/20/2026 (b)	1,135	1,080
Series 2021-1A, Class B, 2.33%, 3/20/2026 (b)	285	270
Mission Lane Credit Card Master Trust Series 2021-A, Class A, 1.59%, 9/15/2026 (b)	935	900
MVW LLC
Series 2021-2A, Class C, 2.23%, 5/20/2039 ‡ (b)	1,194	1,089
Series 2021-1WA, Class B, 1.44%, 1/22/2041 ‡ (b)	180	163
NMEF Funding LLC Series 2021-A, Class B, 1.85%, 12/15/2027 ‡ (b)	650	612
NRZ Excess Spread-Collateralized Notes
Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (b)	605	574
Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (b)	486	446
Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (b)	1,345	1,229
Octane Receivables Trust Series 2021-1A, Class A, 0.93%, 3/22/2027 (b)	489	476
OneMain Financial Issuance Trust Series 2020-2A, Class D, 3.45%, 9/14/2035 ‡ (b)	260	231
Oportun Funding XIV LLC Series 2021-A, Class A, 1.21%, 3/8/2028 (b)	593	555
Oportun Issuance Trust Series 2021-B, Class A, 1.47%, 5/8/2031 (b)	2,075	1,924
Orange Lake Timeshare Trust Series 2016-A, Class A, 2.61%, 3/8/2029 (b)	135	131
Pagaya AI Debt Selection Trust
Series 2021-1, Class A, 1.18%, 11/15/2027 (b)	752	736
Series 2021-HG1, Class A, 1.22%, 1/16/2029 (b)	1,249	1,188
Series 2021-3, Class A, 1.15%, 5/15/2029 (b)	1,259	1,224
Prestige Auto Receivables Trust Series 2020-1A, Class C, 1.31%, 11/16/2026 (b)	740	733
PRET LLC Series 2021-RN4, Class A1, 2.49%, 10/25/2051 (b) (f)	1,210	1,152
Pretium Mortgage Credit Partners I LLC
Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 ‡ (b) (d)	1,415	1,339
SEE NOTES TO FINANCIAL STATEMENTS.

74	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2021-NPL4, Class A1, 2.36%, 10/27/2060 ‡ (b) (d)	1,095	1,028
Progress Residential Trust
Series 2020-SFR3, Class A, 1.29%, 10/17/2027 (b)	514	471
Series 2020-SFR3, Class B, 1.50%, 10/17/2027 ‡ (b)	380	343
Series 2020-SFR1, Class E, 3.03%, 4/17/2037 ‡ (b)	810	752
Series 2020-SFR2, Class D, 3.87%, 6/17/2037 (b)	320	310
Series 2021-SFR2, Class D, 2.20%, 4/19/2038 ‡ (b)	2,223	1,983
Regional Management Issuance Trust Series 2021-1, Class A, 1.68%, 3/17/2031 (b)	910	839
Republic Finance Issuance Trust
Series 2020-A, Class A, 2.47%, 11/20/2030 (b)	600	577
Series 2021-A, Class A, 2.30%, 12/22/2031 (b)	1,640	1,521
Santander Consumer Auto Receivables Trust Series 2021-AA, Class B, 0.71%, 8/17/2026 (b)	470	438
Sierra Timeshare Receivables Funding LLC
Series 2021-1A, Class B, 1.34%, 11/20/2037 ‡ (b)	302	281
Series 2021-2A, Class B, 1.80%, 9/20/2038 ‡ (b)	374	353
Theorem Funding Trust Series 2021-1A, Class A, 1.21%, 12/15/2027 (b)	657	643
Tricolor Auto Securitization Trust
Series 2021-1A, Class B, 1.00%, 6/17/2024 (b)	270	266
Series 2021-1A, Class C, 1.33%, 9/16/2024 (b)	310	304
United Airlines Pass-Through Trust
Series 2016-2, Class B, 3.65%, 10/7/2025	181	165
Series 2019-2, Class B, 3.50%, 5/1/2028	426	369
Series 2016-2, Class A, 3.10%, 10/7/2028	198	169
Series 2018-1, Class A, 3.70%, 3/1/2030	517	457
Upstart Pass-Through Trust Series 2021-ST2, Class A, 2.50%, 4/20/2027 (b)	180	172
Upstart Securitization Trust
Series 2020-3, Class A, 1.70%, 11/20/2030 (b)	202	201
Series 2021-1, Class A, 0.87%, 3/20/2031 (b)	89	88
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-4, Class A, 0.84%, 9/20/2031 (b)	203	196
US Auto Funding Series 2021-1A, Class B, 1.49%, 3/17/2025 (b)	500	482
VCAT LLC
Series 2021-NPL1, Class A1, 2.29%, 12/26/2050 ‡ (b) (d)	325	313
Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (b) (d)	438	417
Veros Auto Receivables Trust Series 2021-1, Class A, 0.92%, 10/15/2026 (b)	317	311
VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (b) (d)	479	455
VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 ‡ (b) (d)	1,856	1,758
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 ‡ (b) (d)	1,582	1,503
VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 ‡ (b) (d)	1,070	1,010
VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 ‡ (b) (d)	707	674
VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (b) (d)	1,201	1,147
VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 ‡ (b) (d)	1,480	1,407
Westgate Resorts LLC Series 2022-1A, Class B, 2.29%, 8/20/2036 ‡ (b)	471	450
Westlake Automobile Receivables Trust Series 2020-3A, Class C, 1.24%, 11/17/2025 (b)	260	254
Total Asset-Backed Securities (Cost $79,130)		74,364
Mortgage-Backed Securities — 3.3%
FHLMC UMBS, 30 Year
Pool # ZL3032 3.50%, 5/1/2042	522	511
Pool # QA6772 3.50%, 1/1/2050	291	282
Pool # QB4026 2.50%, 10/1/2050	1,972	1,794
Pool # QB4045 2.50%, 10/1/2050	1,188	1,070
Pool # QB4484 2.50%, 10/1/2050	719	654
Pool # QB4542 2.50%, 10/1/2050	641	584
Pool # RA4224 3.00%, 11/1/2050	264	247
Pool # QB8503 2.50%, 2/1/2051	753	678
Pool # QC4789 3.00%, 7/1/2051	631	589
Pool # QD5778 3.00%, 1/1/2052	712	666
Pool # QD4686 4.00%, 1/1/2052	442	437
Pool # QE1637 4.00%, 5/1/2052	339	340
Pool # QE1832 4.50%, 5/1/2052	394	405
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	75

JPMorgan SmartRetirement® Blend 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
FNMA UMBS, 30 Year
Pool # CA2826 5.50%, 12/1/2048	1,219	1,282
Pool # FM3118 3.00%, 5/1/2050	484	454
Pool # BQ2894 3.00%, 9/1/2050	1,049	985
Pool # BQ3996 2.50%, 10/1/2050	835	756
Pool # BQ5243 3.50%, 10/1/2050	355	345
Pool # CA7398 3.50%, 10/1/2050	1,247	1,211
Pool # BR4318 3.00%, 1/1/2051	224	209
Pool # CA8637 4.00%, 1/1/2051	1,719	1,721
Pool # CB2637 2.50%, 1/1/2052	951	856
Pool # BU3079 3.00%, 1/1/2052	536	501
Pool # BV0273 3.00%, 1/1/2052	1,350	1,260
Pool # CB2670 3.00%, 1/1/2052	852	795
Pool # BV4831 3.00%, 2/1/2052	432	403
Pool # BV0295 3.50%, 2/1/2052	1,224	1,200
Pool # BV3950 4.00%, 2/1/2052	542	540
Pool # BV6743 4.50%, 5/1/2052	449	459
Pool # BV9515 6.00%, 6/1/2052	421	446
FNMA, Other
Pool # AM3010 5.07%, 3/1/2028	527	568
Pool # BL8639 1.09%, 4/1/2028	689	610
Pool # AM5319 4.34%, 1/1/2029	477	496
Pool # BS0448 1.27%, 12/1/2029	997	859
Pool # BL9748 1.60%, 12/1/2029	398	350
Pool # AN7593 2.99%, 12/1/2029	293	280
Pool # AN8285 3.11%, 3/1/2030	299	290
Pool # AM8544 3.08%, 4/1/2030	134	129
Pool # BL9251 1.45%, 10/1/2030	775	666
Pool # BS5985 IO, 3.99%, 11/1/2030	540	549
Pool # AM4789 4.18%, 11/1/2030	252	257
Pool # BL9891 1.37%, 12/1/2030	542	463
Pool # BS5580 3.68%, 1/1/2032	1,050	1,056
Pool # AN6149 3.14%, 7/1/2032	910	874
Pool # BM3226 3.44%, 10/1/2032 (f)	1,301	1,271
Pool # AN7923 3.33%, 1/1/2033	565	547
Pool # BS5357 3.41%, 3/1/2033	770	750
Pool # AN9067 3.51%, 5/1/2033	310	305
Pool # BS5511 3.45%, 8/1/2033	1,030	1,007
Pool # BS5127 3.15%, 9/1/2033	580	549
Pool # BL1012 4.03%, 12/1/2033	300	306
Pool # BL0900 4.08%, 2/1/2034	170	175
Pool # BL7124 1.93%, 6/1/2035	710	599
Pool # AN4430 3.61%, 1/1/2037	630	620
Pool # BF0230 5.50%, 1/1/2058	1,585	1,740
Pool # BF0497 3.00%, 7/1/2060	736	693
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FNMA/FHLMC UMBS, Single Family, 30 Year
TBA, 3.50%, 7/25/2052 (g)	325	313
TBA, 4.00%, 7/25/2052 (g)	275	271
TBA, 4.50%, 7/25/2052 (g)	75	75
GNMA II, 30 Year
Pool # BY3432 3.50%, 9/20/2050	964	938
Pool # BR3929 3.50%, 10/20/2050	470	458
Pool # BW1726 3.50%, 10/20/2050	676	657
Pool # BS8546 2.50%, 12/20/2050	1,658	1,492
Pool # BR3928 3.00%, 12/20/2050	745	715
Pool # BU7538 3.00%, 12/20/2050	500	480
Pool # 785294 3.50%, 1/20/2051	1,647	1,635
Pool # CA8452 3.00%, 2/20/2051	2,171	2,075
Pool # CA9005 3.00%, 2/20/2051	432	423
Pool # CB1543 3.00%, 2/20/2051	1,559	1,472
Pool # CA3588 3.50%, 2/20/2051	1,472	1,433
Pool # CB1536 3.50%, 2/20/2051	1,638	1,598
Pool # CB1542 3.00%, 3/20/2051	1,091	1,030
Pool # CB4433 3.00%, 3/20/2051	1,865	1,744
Pool # CC0070 3.00%, 3/20/2051	279	269
Pool # CC8726 3.00%, 3/20/2051	356	336
Pool # CC8738 3.00%, 3/20/2051	446	421
Pool # CC8723 3.50%, 3/20/2051	2,043	1,988
Pool # CC0088 4.00%, 3/20/2051	81	81
Pool # CC0092 4.00%, 3/20/2051	192	193
Pool # CC8727 3.00%, 4/20/2051	533	503
Pool # CC8739 3.00%, 4/20/2051	1,469	1,386
Pool # CC8740 3.00%, 4/20/2051	1,306	1,234
Pool # CC8751 3.00%, 4/20/2051	274	258
Pool # CA3563 3.50%, 7/20/2051	1,026	1,010
Pool # CE2586 3.50%, 7/20/2051	1,491	1,452
Pool # MA7534 2.50%, 8/20/2051	4,140	3,796
Pool # CK1527 3.50%, 12/20/2051	1,069	1,046
Pool # CJ8184 3.50%, 1/20/2052	1,146	1,115
Pool # CK2660 3.00%, 2/20/2052	746	689
Pool # CK2716 3.50%, 2/20/2052	869	852
Pool # CN3557 4.50%, 5/20/2052	520	539
GNMA II, Other Pool # 785183 2.94%, 10/20/2070 (f)	734	691
Total Mortgage-Backed Securities (Cost $80,613)		72,357
Collateralized Mortgage Obligations — 0.9%
Ajax Mortgage Loan Trust Series 2021-B, Class A, 2.24%, 6/25/2066 ‡ (b) (d)	864	804
Bayview Finance LLC, 0.00%, 7/12/2033 ‡	958	954
SEE NOTES TO FINANCIAL STATEMENTS.

76	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Cascade MH Asset Trust Series 2021-MH1, Class A1, 1.75%, 2/25/2046 (b)	1,113	996
CFMT LLC
Series 2020-HB4, Class A, 0.95%, 12/26/2030 (b) (f)	194	191
Series 2021-HB5, Class A, 0.80%, 2/25/2031 (b) (f)	1,166	1,144
CSMC Trust Series 2021-RPL1, Class A1, 1.67%, 9/27/2060 (b) (f)	958	907
FNMA Trust, Whole Loan Series 2002-W8, Class A1, 6.50%, 6/25/2042	429	468
FNMA, Grantor Trust, Whole Loan Series 2001-T12, Class A1, 6.50%, 8/25/2041	209	221
FNMA, REMIC
Series 2018-72, Class VB, 3.50%, 10/25/2031	355	355
Series 2019-7, Class CA, 3.50%, 11/25/2057	1,830	1,829
FNMA, REMIC Trust, Whole Loan Series 2002-W3, Class A4, 6.50%, 11/25/2041	852	910
GNMA
Series 2015-H11, Class FC, 1.35%, 5/20/2065 (f)	522	517
Series 2021-H14, Class YD, 8.30%, 6/20/2071 (f)	977	1,093
Legacy Mortgage Asset Trust Series 2021-GS1, Class A1, 1.89%, 10/25/2066 (b) (d)	422	409
LHOME Mortgage Trust Series 2021-RTL1, Class A1, 2.09%, 9/25/2026 (b) (f)	330	316
PRPM LLC
Series 2021-2, Class A1, 2.12%, 3/25/2026 (b) (f)	786	749
Series 2021-10, Class A1, 2.49%, 10/25/2026 (b) (d)	341	322
Seasoned Credit Risk Transfer Trust
Series 2018-1, Class M60C, 3.50%, 5/25/2057	548	539
Series 2019-2, Class M55D, 4.00%, 8/25/2058 ‡	1,015	1,016
Series 2019-3, Class M55D, 4.00%, 10/25/2058 ‡	900	901
Series 2020-3, Class M5TW, 3.00%, 5/25/2060 ‡	1,246	1,202
Series 2020-3, Class TTW, 3.00%, 5/25/2060 ‡	1,251	1,219
Toorak Mortgage Corp. Ltd. Series 2020-1, Class A1, 2.73%, 3/25/2023 (b) (d)	232	230
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Towd Point Mortgage Trust Series 2021-R1, Class A1, 2.92%, 11/30/2060 (b) (f)	1,923	1,752
Total Collateralized Mortgage Obligations (Cost $20,315)		19,044
Commercial Mortgage-Backed Securities — 0.4%
ACRE Commercial Mortgage Ltd.
Series 2021-FL4, Class A, 2.44%, 12/18/2037 (b) (f)	443	438
Series 2021-FL4, Class AS, 2.71%, 12/18/2037 (b) (f)	510	500
BPR Trust Series 2021-KEN, Class A, 2.57%, 2/15/2029 (b) (f)	475	468
FHLMC, Multi-Family Structured Credit Risk Series 2021-MN2, Class M1, 2.73%, 7/25/2041 (b) (f)	868	784
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K-1511, Class A1, 3.28%, 10/25/2030	704	696
Series K-1510, Class A2, 3.72%, 1/25/2031	265	269
FNMA ACES
Series 2022-M1S, Class A2, 2.08%, 4/25/2032	1,590	1,380
Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	227	218
Series 2021-M3, Class X1, IO, 2.09%, 11/25/2033 (f)	1,448	165
FNMA, Other 3.08%, 1/1/2029	1,492	1,516
FREMF Mortgage Trust
Series 2017-KGX1, Class BFX, 3.71%, 10/25/2027 (b) (f)	570	527
Series 2015-K48, Class C, 3.77%, 8/25/2048 (b) (f)	40	39
Series 2016-K56, Class B, 4.08%, 6/25/2049 (b) (f)	415	406
Series 2016-K58, Class B, 3.87%, 9/25/2049 (b) (f)	415	402
Series 2017-K728, Class C, 3.76%, 11/25/2050 (b) (f)	215	210
KKR Industrial Portfolio Trust Series 2021-KDIP, Class B, 2.12%, 12/15/2037 ‡ (b) (f)	394	376
SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (b)	925	785
Total Commercial Mortgage-Backed Securities (Cost $9,788)		9,179
Foreign Government Securities — 0.1%
Kingdom of Saudi Arabia (Saudi Arabia) 2.25%, 2/2/2033 (b)	200	166
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	77

JPMorgan SmartRetirement® Blend 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
Republic of Panama (Panama) 3.16%, 1/23/2030	300	267
Republic of Peru (Peru) 2.78%, 12/1/2060	147	91
United Mexican States (Mexico)
2.66%, 5/24/2031	905	745
3.50%, 2/12/2034	730	604
Total Foreign Government Securities (Cost $2,302)		1,873
	SHARES (000)
Short Term Investments — 3.6%
Investment Companies — 3.6%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (h) (Cost $78,148)	78,148	78,148
Total Investments — 99.1% (Cost $2,185,808)		2,172,941
Other Assets Less Liabilities — 0.9%		20,290
NET ASSETS — 100.0%		2,193,231

Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
CSMC	Credit Suisse Mortgage Trust
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of June 30, 2022.
(d)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of June 30, 2022.

(e)	The rate shown is the effective yield as of June 30, 2022.
(f)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of June 30, 2022.

(g)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(h)	The rate shown is the current yield as of June 30, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

78	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	169	09/16/2022	USD	32,076	(885)
Short Contracts
DJ US Real Estate Index	(300)	09/16/2022	USD	(10,722)	(382)
MSCI EAFE E-Mini Index	(123)	09/16/2022	USD	(11,433)	13
MSCI Emerging Markets E-Mini Index	(225)	09/16/2022	USD	(11,292)	(105)
					(474)
					(1,359)

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	79

JPMorgan SmartRetirement® Blend 2035 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 57.7%
Fixed Income — 14.5%
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	32,672	243,406
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	2,523	14,663
JPMorgan High Yield Fund Class R6 Shares (a)	6,657	40,939
Total Fixed Income		299,008
International Equity — 8.9%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	11,710	183,956
U.S. Equity — 34.3%
JPMorgan Equity Index Fund Class R6 Shares (a)	12,438	706,869
Total Investment Companies (Cost $1,155,531)		1,189,833
Exchange-Traded Funds — 33.3%
Alternative Assets — 3.0%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	693	60,874
Fixed Income — 4.6%
JPMorgan High Yield Research Enhanced ETF (a)	331	14,454
JPMorgan U.S. Aggregate Bond ETF (a)	1,695	81,298
Total Fixed Income		95,752
International Equity — 17.7%
JPMorgan BetaBuilders International Equity ETF (a)	7,709	364,580
U.S. Equity — 8.0%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,281	89,372
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	1,506	75,817
Total U.S. Equity		165,189
Total Exchange-Traded Funds (Cost $720,350)		686,395
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 1.2%
U.S. Treasury Bonds
1.13%, 5/15/2040	696	485
1.13%, 8/15/2040	1,166	806
1.38%, 11/15/2040	1,482	1,067
1.88%, 2/15/2041	1,252	982
2.25%, 5/15/2041	61	51
3.13%, 2/15/2043	680	646
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

2.25%, 8/15/2046	195	157
1.25%, 5/15/2050	93	59
1.38%, 8/15/2050	1,759	1,158
1.63%, 11/15/2050	2,174	1,529
1.88%, 2/15/2051	191	143
1.88%, 11/15/2051	360	270
2.25%, 2/15/2052	230	189
U.S. Treasury Notes
0.13%, 1/31/2023 (b)	5,626	5,546
0.13%, 1/15/2024	346	331
0.13%, 2/15/2024	2,390	2,284
2.88%, 6/15/2025	290	289
0.50%, 2/28/2026	1,453	1,324
3.25%, 6/30/2027	1,405	1,419
0.63%, 12/31/2027	1,010	885
1.50%, 2/15/2030	1,094	983
0.88%, 11/15/2030	1,610	1,359
1.13%, 2/15/2031	1,375	1,182
1.63%, 5/15/2031	160	143
1.38%, 11/15/2031	19	16
1.88%, 2/15/2032	1,080	978
U.S. Treasury STRIPS Bonds 1.14%, 5/15/2027 (c)	525	452
Total U.S. Treasury Obligations (Cost $27,579)		24,733
Corporate Bonds — 1.1%
Aerospace & Defense — 0.1%
Boeing Co. (The) 2.70%, 2/1/2027	594	529
Northrop Grumman Corp.
5.15%, 5/1/2040	37	37
3.85%, 4/15/2045	40	34
Raytheon Technologies Corp.
2.25%, 7/1/2030	80	69
2.82%, 9/1/2051	70	50
		719
Airlines — 0.0% ^
American Airlines Pass-Through Trust Series 2021-1, Class A Shares, 2.88%, 7/11/2034	147	125
Automobiles — 0.0% ^
Hyundai Capital America
3.00%, 2/10/2027 (d)	200	184
2.38%, 10/15/2027 (d)	198	174
		358
SEE NOTES TO FINANCIAL STATEMENTS.

80	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — 0.2%
AIB Group plc (Ireland) 4.75%, 10/12/2023 (d)	400	400
Banco Santander SA (Spain) 2.75%, 12/3/2030	200	159
Bank of America Corp.
(SOFR + 1.33%), 3.38%, 4/2/2026	160	155
(SOFR + 1.01%), 1.20%, 10/24/2026 (e)	106	95
(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (e)	278	265
(SOFR + 1.58%), 4.38%, 4/27/2028 (e)	65	64
(SOFR + 1.93%), 2.68%, 6/19/2041 (e)	224	161
BNP Paribas SA (France) (SOFR + 1.61%), 1.90%, 9/30/2028 (d) (e)	200	171
Citigroup, Inc.
(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (e)	100	94
(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (e)	88	76
Credit Agricole SA (France)
4.38%, 3/17/2025 (d)	200	197
(SOFR + 0.89%), 1.25%, 1/26/2027 (d) (e)	250	220
HSBC Holdings plc (United Kingdom)
(SOFR + 1.29%), 1.59%, 5/24/2027 (e)	200	176
(SOFR + 1.73%), 2.01%, 9/22/2028 (e)	400	342
Lloyds Banking Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.63%, 5/11/2027 (e)	200	178
Mitsubishi UFJ Financial Group, Inc. (Japan) 3.74%, 3/7/2029	184	174
NatWest Group plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.87%), 4.44%, 5/8/2030 (e)	200	188
Santander UK Group Holdings plc (United Kingdom) (SOFR + 1.22%), 2.47%, 1/11/2028 (e)	200	177
Societe Generale SA (France) 4.25%, 4/14/2025 (d)	400	392
Standard Chartered plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.17%), 1.32%, 10/14/2023 (d) (e)	250	248
Wells Fargo & Co.
4.30%, 7/22/2027	344	340
(SOFR + 2.53%), 3.07%, 4/30/2041 (e)	18	14
(SOFR + 2.13%), 4.61%, 4/25/2053 (e)	120	111
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
Westpac Banking Corp. (Australia)
2.96%, 11/16/2040	44	32
3.13%, 11/18/2041	45	33
		4,462
Beverages — 0.0% ^
Anheuser-Busch InBev Worldwide, Inc. (Belgium) 3.75%, 7/15/2042	340	275
Keurig Dr Pepper, Inc. 3.80%, 5/1/2050	58	46
		321
Biotechnology — 0.1%
AbbVie, Inc.
3.20%, 11/21/2029	198	182
4.05%, 11/21/2039	300	267
Amgen, Inc. 3.15%, 2/21/2040	96	76
Biogen, Inc. 2.25%, 5/1/2030	27	22
Gilead Sciences, Inc. 2.60%, 10/1/2040	52	38
Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	88	71
		656
Building Products — 0.0% ^
Masco Corp. 2.00%, 10/1/2030	38	30
Capital Markets — 0.1%
Brookfield Finance, Inc. (Canada) 3.50%, 3/30/2051	62	45
Credit Suisse Group AG (Switzerland) 4.28%, 1/9/2028 (d)	500	467
Deutsche Bank AG (Germany)
(SOFR + 1.87%), 2.13%, 11/24/2026 (e)	300	266
(SOFR + 1.32%), 2.55%, 1/7/2028 (e)	150	130
Goldman Sachs Group, Inc. (The)
(SOFR + 0.57%), 0.67%, 3/8/2024	145	142
4.25%, 10/21/2025	290	288
(SOFR + 0.80%), 1.43%, 3/9/2027 (e)	75	67
Macquarie Group Ltd. (Australia) (SOFR + 1.53%), 2.87%, 1/14/2033 (d) (e)	150	122
Morgan Stanley
5.00%, 11/24/2025	209	212
3.13%, 7/27/2026	191	182
(SOFR + 1.49%), 3.22%, 4/22/2042 (e)	40	31
S&P Global, Inc.
2.70%, 3/1/2029 (d)	69	63
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	81

JPMorgan SmartRetirement® Blend 2035 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Capital Markets — continued
4.25%, 5/1/2029 (d)	70	69
UBS Group AG (Switzerland) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 2.09%, 2/11/2032 (d) (e)	200	159
		2,243
Chemicals — 0.0% ^
DuPont de Nemours, Inc. 5.32%, 11/15/2038	70	69
International Flavors & Fragrances, Inc. 3.47%, 12/1/2050 (d)	31	23
LYB International Finance III LLC 1.25%, 10/1/2025	30	27
RPM International, Inc. 2.95%, 1/15/2032	61	51
		170
Construction & Engineering — 0.0% ^
Quanta Services, Inc. 2.35%, 1/15/2032	75	58
Consumer Finance — 0.1%
AerCap Ireland Capital DAC (Ireland) 4.63%, 10/15/2027	300	283
Avolon Holdings Funding Ltd. (Ireland)
5.50%, 1/15/2026 (d)	259	251
2.53%, 11/18/2027 (d)	369	301
Capital One Financial Corp.
3.80%, 1/31/2028	102	96
(SOFR + 1.27%), 2.62%, 11/2/2032 (e)	45	36
General Motors Financial Co., Inc. 3.80%, 4/7/2025	105	102
		1,069
Containers & Packaging — 0.0% ^
Graphic Packaging International LLC 1.51%, 4/15/2026 (d)	49	44
Diversified Consumer Services — 0.0% ^
University of Miami Series 2022, 4.06%, 4/1/2052	20	18
Diversified Financial Services — 0.0% ^
Hutchison Whampoa International 14 Ltd. (United Kingdom) 3.63%, 10/31/2024 (d)	250	250
Shell International Finance BV (Netherlands) 3.13%, 11/7/2049	52	40
		290
Diversified Telecommunication Services — 0.0% ^
AT&T, Inc.
2.30%, 6/1/2027	128	117
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Diversified Telecommunication Services — continued
2.75%, 6/1/2031	168	145
3.50%, 6/1/2041	128	102
3.55%, 9/15/2055	76	57
Verizon Communications, Inc.
2.10%, 3/22/2028	30	27
3.15%, 3/22/2030	124	113
2.36%, 3/15/2032	20	16
2.65%, 11/20/2040	44	32
		609
Electric Utilities — 0.1%
American Electric Power Co., Inc. 2.03%, 3/15/2024	200	194
Duke Energy Progress LLC 2.90%, 8/15/2051	40	29
Duquesne Light Holdings, Inc. 2.78%, 1/7/2032 (d)	20	16
Edison International 5.75%, 6/15/2027	76	77
Emera US Finance LP (Canada) 4.75%, 6/15/2046	52	46
Entergy Louisiana LLC 4.00%, 3/15/2033	40	38
Evergy, Inc. 2.90%, 9/15/2029	96	85
Fells Point Funding Trust 3.05%, 1/31/2027 (d)	115	106
FirstEnergy Transmission LLC 4.55%, 4/1/2049 (d)	44	35
Fortis, Inc. (Canada) 3.06%, 10/4/2026	70	66
Indiana Michigan Power Co. 3.25%, 5/1/2051	55	42
ITC Holdings Corp. 2.95%, 5/14/2030 (d)	30	26
Jersey Central Power & Light Co. 4.30%, 1/15/2026 (d)	44	43
Massachusetts Electric Co. 4.00%, 8/15/2046 (d)	13	11
New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (d)	62	42
NRG Energy, Inc. 2.45%, 12/2/2027 (d)	118	101
OGE Energy Corp. 0.70%, 5/26/2023	30	29
Oklahoma Gas and Electric Co. 0.55%, 5/26/2023	35	34
Pacific Gas and Electric Co.
1.37%, 3/10/2023	115	113
1.70%, 11/15/2023	35	34
3.25%, 2/16/2024	100	97
2.95%, 3/1/2026	51	46
3.75%, 8/15/2042 (f)	62	42
PG&E Wildfire Recovery Funding LLC Series A-2, 4.26%, 6/1/2036	30	30
SEE NOTES TO FINANCIAL STATEMENTS.

82	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Electric Utilities — continued
Southern California Edison Co.
Series 20C, 1.20%, 2/1/2026	40	36
Series C, 4.13%, 3/1/2048	30	25
Union Electric Co. 3.90%, 4/1/2052	43	38
Vistra Operations Co. LLC 4.88%, 5/13/2024 (d)	96	96
		1,577
Energy Equipment & Services — 0.0% ^
Schlumberger Holdings Corp. 4.00%, 12/21/2025 (d)	66	66
Entertainment — 0.0% ^
Activision Blizzard, Inc. 1.35%, 9/15/2030	48	38
Take-Two Interactive Software, Inc. 3.70%, 4/14/2027	79	77
Walt Disney Co. (The)
2.65%, 1/13/2031	90	79
3.50%, 5/13/2040	84	72
		266
Equity Real Estate Investment Trusts (REITs) — 0.1%
American Campus Communities Operating Partnership LP 2.25%, 1/15/2029	30	28
American Tower Corp. 1.88%, 10/15/2030	256	199
Brixmor Operating Partnership LP
2.25%, 4/1/2028	40	34
2.50%, 8/16/2031	20	16
Corporate Office Properties LP 2.75%, 4/15/2031	54	44
Crown Castle International Corp. 3.10%, 11/15/2029	96	85
CubeSmart LP 2.00%, 2/15/2031	102	81
Digital Realty Trust LP 3.70%, 8/15/2027	90	86
Equinix, Inc.
2.90%, 11/18/2026	70	65
2.00%, 5/15/2028	89	76
Federal Realty OP LP 1.25%, 2/15/2026	70	63
Healthcare Trust of America Holdings LP 2.00%, 3/15/2031	88	68
Healthpeak Properties, Inc. 2.13%, 12/1/2028	67	58
Life Storage LP 2.40%, 10/15/2031	60	48
Office Properties Income Trust
2.65%, 6/15/2026	60	51
2.40%, 2/1/2027	75	61
Physicians Realty LP 2.63%, 11/1/2031	25	20
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued
Public Storage 1.95%, 11/9/2028	32	28
Sabra Health Care LP 3.20%, 12/1/2031	45	36
Safehold Operating Partnership LP 2.85%, 1/15/2032	80	64
Scentre Group Trust 1 (Australia) 3.63%, 1/28/2026 (d)	158	152
UDR, Inc. 2.10%, 8/1/2032	88	68
WP Carey, Inc.
4.25%, 10/1/2026	26	26
2.40%, 2/1/2031	36	29
2.45%, 2/1/2032	40	32
		1,518
Food & Staples Retailing — 0.0% ^
7-Eleven, Inc. 0.63%, 2/10/2023 (d)	120	118
Alimentation Couche-Tard, Inc. (Canada)
3.44%, 5/13/2041 (d)	60	45
3.63%, 5/13/2051 (d)	65	47
		210
Food Products — 0.0% ^
Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	25	21
Kraft Heinz Foods Co.
4.63%, 10/1/2039	55	48
4.38%, 6/1/2046	29	24
Smithfield Foods, Inc. 3.00%, 10/15/2030 (d)	118	98
		191
Gas Utilities — 0.0% ^
Atmos Energy Corp.
0.63%, 3/9/2023	20	20
2.85%, 2/15/2052	45	32
CenterPoint Energy Resources Corp. 1.75%, 10/1/2030	40	32
		84
Health Care Equipment & Supplies — 0.0% ^
Boston Scientific Corp. 4.55%, 3/1/2039	18	17
DH Europe Finance II SARL 3.25%, 11/15/2039	30	25
		42
Health Care Providers & Services — 0.1%
Banner Health 1.90%, 1/1/2031	100	83
Beth Israel Lahey Health, Inc. Series L, 3.08%, 7/1/2051	25	18
Children's Hospital of Philadelphia (The) Series 2020, 2.70%, 7/1/2050	70	49
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	83

JPMorgan SmartRetirement® Blend 2035 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Health Care Providers & Services — continued
CommonSpirit Health 2.78%, 10/1/2030	74	64
CVS Health Corp. 2.70%, 8/21/2040	92	66
Elevance Health, Inc. 2.25%, 5/15/2030	100	86
HCA, Inc.
5.25%, 6/15/2026	224	223
3.50%, 7/15/2051	23	16
4.63%, 3/15/2052 (d)	27	22
Piedmont Healthcare, Inc. 2.86%, 1/1/2052	45	32
Universal Health Services, Inc. 2.65%, 10/15/2030 (d)	39	31
		690
Hotels, Restaurants & Leisure — 0.0% ^
Starbucks Corp. 3.35%, 3/12/2050	52	39
Household Durables — 0.0% ^
MDC Holdings, Inc. 3.97%, 8/6/2061	55	32
Independent Power and Renewable Electricity Producers — 0.0% ^
Alexander Funding Trust 1.84%, 11/15/2023 (d)	198	189
Constellation Energy Generation LLC
3.25%, 6/1/2025	194	186
5.75%, 10/1/2041	40	39
Southern Power Co. 5.15%, 9/15/2041	74	70
		484
Insurance — 0.0% ^
Athene Global Funding 2.75%, 6/25/2024 (d)	92	89
Berkshire Hathaway Finance Corp. 3.85%, 3/15/2052	40	34
Brown & Brown, Inc. 2.38%, 3/15/2031	92	73
Corebridge Financial, Inc.
3.65%, 4/5/2027 (d)	35	33
3.85%, 4/5/2029 (d)	30	28
F&G Global Funding 1.75%, 6/30/2026 (d)	40	35
New York Life Insurance Co. 3.75%, 5/15/2050 (d)	106	87
Northwestern Mutual Global Funding 1.70%, 6/1/2028 (d)	40	35
Teachers Insurance & Annuity Association of America 3.30%, 5/15/2050 (d)	96	73
		487
Internet & Direct Marketing Retail — 0.0% ^
Amazon.com, Inc. 3.95%, 4/13/2052	80	74
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

IT Services — 0.0% ^
CGI, Inc. (Canada)
1.45%, 9/14/2026	42	37
2.30%, 9/14/2031	75	60
Global Payments, Inc. 3.20%, 8/15/2029	77	68
		165
Machinery — 0.0% ^
Otis Worldwide Corp. 3.11%, 2/15/2040	66	51
Media — 0.0% ^
Charter Communications Operating LLC
2.80%, 4/1/2031	22	18
3.50%, 3/1/2042	35	24
3.70%, 4/1/2051	96	65
Comcast Corp. 3.25%, 11/1/2039	84	69
Discovery Communications LLC 3.63%, 5/15/2030	41	36
		212
Metals & Mining — 0.0% ^
Anglo American Capital plc (South Africa) 3.63%, 9/11/2024 (d)	400	392
Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (d)	96	78
Steel Dynamics, Inc. 1.65%, 10/15/2027	60	52
		522
Multiline Retail — 0.0% ^
Nordstrom, Inc. 4.25%, 8/1/2031	80	61
Multi-Utilities — 0.0% ^
Berkshire Hathaway Energy Co. 2.85%, 5/15/2051	44	31
CenterPoint Energy, Inc. 1.45%, 6/1/2026	44	40
Consumers Energy Co. 3.25%, 8/15/2046	30	24
Puget Energy, Inc. 2.38%, 6/15/2028	54	47
San Diego Gas & Electric Co. 2.95%, 8/15/2051	70	52
WEC Energy Group, Inc. 1.38%, 10/15/2027	44	38
		232
Oil, Gas & Consumable Fuels — 0.1%
BP Capital Markets America, Inc.
3.63%, 4/6/2030	73	69
2.77%, 11/10/2050	44	30
Cheniere Corpus Christi Holdings LLC 5.88%, 3/31/2025	75	77
Diamondback Energy, Inc. 3.25%, 12/1/2026	96	94
SEE NOTES TO FINANCIAL STATEMENTS.

84	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
Energy Transfer LP
3.90%, 5/15/2024 (f)	181	180
3.90%, 7/15/2026	146	140
4.40%, 3/15/2027	90	87
5.00%, 5/15/2044 (f)	105	88
Exxon Mobil Corp. 3.00%, 8/16/2039	146	119
Flex Intermediate Holdco LLC
3.36%, 6/30/2031 (d)	40	33
4.32%, 12/30/2039 (d)	30	23
Gray Oak Pipeline LLC 2.60%, 10/15/2025 (d)	198	185
HF Sinclair Corp.
2.63%, 10/1/2023 (d)	22	21
5.88%, 4/1/2026 (d)	90	91
MPLX LP 4.50%, 4/15/2038	52	45
NGPL PipeCo LLC 3.25%, 7/15/2031 (d)	40	33
Phillips 66 Co. 3.55%, 10/1/2026 (d)	44	43
Plains All American Pipeline LP 4.65%, 10/15/2025	132	131
Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	102	104
Targa Resources Corp. 4.20%, 2/1/2033	20	18
TotalEnergies Capital International SA (France) 2.99%, 6/29/2041	96	76
TransCanada PipeLines Ltd. (Canada) 4.10%, 4/15/2030	45	43
		1,730
Pharmaceuticals — 0.1%
Bristol-Myers Squibb Co. 2.35%, 11/13/2040	260	192
Royalty Pharma plc 2.15%, 9/2/2031	7	5
Takeda Pharmaceutical Co. Ltd. (Japan) 3.03%, 7/9/2040	400	308
Utah Acquisition Sub, Inc. 3.95%, 6/15/2026	60	57
Viatris, Inc. 3.85%, 6/22/2040	96	68
		630
Road & Rail — 0.0% ^
Kansas City Southern 4.70%, 5/1/2048	37	35
Triton Container International Ltd. (Bermuda) 2.05%, 4/15/2026 (d)	150	133
Union Pacific Corp. 3.55%, 8/15/2039	70	60
		228
Semiconductors & Semiconductor Equipment — 0.0% ^
Analog Devices, Inc. 2.80%, 10/1/2041	46	36
Broadcom, Inc. 3.19%, 11/15/2036 (d)	18	14
KLA Corp. 3.30%, 3/1/2050	50	40
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued
Microchip Technology, Inc. 0.98%, 9/1/2024	60	56
NXP BV (China)
2.50%, 5/11/2031	70	57
3.25%, 5/11/2041	75	56
QUALCOMM, Inc. 4.50%, 5/20/2052	30	30
Xilinx, Inc. 2.38%, 6/1/2030	127	112
		401
Software — 0.0% ^
Oracle Corp. 3.80%, 11/15/2037	124	96
Roper Technologies, Inc. 1.75%, 2/15/2031	47	37
VMware, Inc.
1.40%, 8/15/2026	83	73
4.70%, 5/15/2030	84	81
Workday, Inc. 3.50%, 4/1/2027	53	51
		338
Specialty Retail — 0.0% ^
Lowe's Cos., Inc.
1.70%, 10/15/2030	40	32
3.70%, 4/15/2046	102	82
Tractor Supply Co. 1.75%, 11/1/2030	100	78
		192
Technology Hardware, Storage & Peripherals — 0.0% ^
Apple, Inc.
3.45%, 2/9/2045	100	87
2.70%, 8/5/2051	50	37
Dell International LLC 6.20%, 7/15/2030	246	256
		380
Thrifts & Mortgage Finance — 0.0% ^
BPCE SA (France) (SOFR + 1.52%), 1.65%, 10/6/2026 (d) (e)	250	224
Tobacco — 0.0% ^
Altria Group, Inc. 2.45%, 2/4/2032	70	53
BAT Capital Corp. (United Kingdom)
2.26%, 3/25/2028	92	77
4.39%, 8/15/2037	55	44
3.73%, 9/25/2040	96	67
		241
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	85

JPMorgan SmartRetirement® Blend 2035 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Trading Companies & Distributors — 0.0% ^
Air Lease Corp.
2.88%, 1/15/2026	50	46
1.88%, 8/15/2026	210	181
		227
Wireless Telecommunication Services — 0.0% ^
Rogers Communications, Inc. (Canada) 4.55%, 3/15/2052 (d)	35	31
Total Corporate Bonds (Cost $27,012)		22,797
Asset-Backed Securities — 0.8%
ACC Auto Trust
Series 2021-A, Class A, 1.08%, 4/15/2027 (d)	74	73
Series 2021-A, Class B, 1.79%, 4/15/2027 (d)	185	177
ACC Trust Series 2021-1, Class B, 1.43%, 7/22/2024 (d)	145	144
Accelerated LLC Series 2021-1H, Class B, 1.90%, 10/20/2040 ‡ (d)	95	86
Affirm Asset Securitization Trust Series 2021-A, Class A, 0.88%, 8/15/2025 (d)	220	217
Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 8/15/2046 (d)	170	150
American Airlines Pass-Through Trust
Series 2016-2, Class AA, 3.20%, 6/15/2028	128	117
Series 2016-3, Class AA, 3.00%, 10/15/2028	169	153
Series 2021-1, Class B, 3.95%, 7/11/2030	184	154
Series 2019-1, Class AA, 3.15%, 2/15/2032	134	118
AMSR Trust
Series 2020-SFR2, Class E1, 4.03%, 7/17/2037 ‡ (d)	102	98
Series 2020-SFR3, Class E2, 2.76%, 9/17/2037 ‡ (d)	100	91
Series 2020-SFR4, Class E2, 2.46%, 11/17/2037 ‡ (d)	100	91
Series 2021-SFR2, Class E2, 2.58%, 8/17/2038 ‡ (d)	100	87
Business Jet Securities LLC
Series 2020-1A, Class A, 2.98%, 11/15/2035 (d)	170	156
Series 2021-1A, Class A, 2.16%, 4/15/2036 (d)	141	127
Series 2021-1A, Class B, 2.92%, 4/15/2036 ‡ (d)	195	174
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2022-1A, Class A, 4.46%, 6/15/2037 (d)	151	146
CarNow Auto Receivables Trust Series 2021-1A, Class A, 0.97%, 10/15/2024 (d)	48	48
CPS Auto Receivables Trust
Series 2021-A, Class B, 0.61%, 2/18/2025 (d)	65	65
Series 2021-A, Class C, 0.83%, 9/15/2026 (d)	450	440
Series 2021-B, Class C, 1.23%, 3/15/2027 (d)	140	134
Credito Real USA Auto Receivables Trust Series 2021-1A, Class A, 1.35%, 2/16/2027 (d)	130	127
Crossroads Asset Trust
Series 2021-A, Class A2, 0.82%, 3/20/2024 (d)	65	64
Series 2021-A, Class B, 1.12%, 6/20/2025 ‡ (d)	155	149
DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (d)	265	240
Diamond Resorts Owner Trust
Series 2021-1A, Class A, 1.51%, 11/21/2033 (d)	85	80
Series 2021-1A, Class C, 2.70%, 11/21/2033 ‡ (d)	96	90
DT Auto Owner Trust
Series 2021-2A, Class C, 1.10%, 2/16/2027 (d)	270	256
Series 2022-2A, Class D, 5.46%, 3/15/2028 (d)	90	88
Elara HGV Timeshare Issuer LLC Series 2021-A, Class B, 1.74%, 8/27/2035 ‡ (d)	171	158
Exeter Automobile Receivables Trust
Series 2021-1A, Class C, 0.74%, 1/15/2026	350	341
Series 2021-2A, Class C, 0.98%, 6/15/2026	140	135
FHF Trust Series 2021-1A, Class A, 1.27%, 3/15/2027 (d)	245	236
FirstKey Homes Trust
Series 2021-SFR2, Class E1, 2.26%, 9/17/2038 ‡ (d)	260	224
Series 2022-SFR1, Class E1, 5.00%, 5/17/2039 ‡ (d)	100	93
Flagship Credit Auto Trust Series 2021-1, Class B, 0.68%, 2/16/2027 (d)	75	73
FMC GMSR Issuer Trust Series 2021-GT2, Class A, 3.85%, 10/25/2026 (d) (g)	150	134
FREED ABS Trust Series 2021-2, Class B, 1.03%, 6/19/2028 ‡ (d)	159	157
SEE NOTES TO FINANCIAL STATEMENTS.

86	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
GLS Auto Receivables Issuer Trust Series 2021-2A, Class B, 0.77%, 9/15/2025 (d)	180	176
Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028 (d)	16	16
Home Partners of America Trust
Series 2021-2, Class C, 2.40%, 12/17/2026 ‡ (d)	226	202
Series 2021-3, Class D, 3.00%, 1/17/2041 ‡ (d)	149	132
JetBlue Pass-Through Trust Series 2020-1, Class B, 7.75%, 11/15/2028	78	79
Lendbuzz Securitization Trust Series 2021-1A, Class A, 1.46%, 6/15/2026 (d)	177	172
Lendingpoint Asset Securitization Trust
Series 2021-A, Class A, 1.00%, 12/15/2028 (d)	98	97
Series 2021-A, Class B, 1.46%, 12/15/2028 ‡ (d)	100	97
Series 2021-B, Class A, 1.11%, 2/15/2029 (d)	148	145
Series 2021-B, Class B, 1.68%, 2/15/2029 ‡ (d)	120	113
LL ABS Trust Series 2021-1A, Class A, 1.07%, 5/15/2029 (d)	76	73
Mariner Finance Issuance Trust Series 2021-AA, Class A, 1.86%, 3/20/2036 (d)	195	172
Marlette Funding Trust
Series 2021-1A, Class A, 0.60%, 6/16/2031 (d)	9	9
Series 2021-1A, Class B, 1.00%, 6/16/2031 ‡ (d)	170	167
Mercury Financial Credit Card Master Trust
Series 2021-1A, Class A, 1.54%, 3/20/2026 (d)	235	224
Series 2021-1A, Class B, 2.33%, 3/20/2026 (d)	245	232
Mission Lane Credit Card Master Trust Series 2021-A, Class A, 1.59%, 9/15/2026 (d)	195	188
MVW LLC Series 2021-2A, Class C, 2.23%, 5/20/2039 ‡ (d)	243	222
NMEF Funding LLC Series 2021-A, Class B, 1.85%, 12/15/2027 ‡ (d)	299	282
NRZ Excess Spread-Collateralized Notes
Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (d)	247	227
Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (d)	282	258
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Octane Receivables Trust Series 2021-1A, Class A, 0.93%, 3/22/2027 (d)	100	97
Oportun Funding XIV LLC
Series 2021-A, Class A, 1.21%, 3/8/2028 (d)	118	110
Series 2021-A, Class B, 1.76%, 3/8/2028 ‡ (d)	370	348
Oportun Issuance Trust Series 2021-B, Class A, 1.47%, 5/8/2031 (d)	425	394
Pagaya AI Debt Selection Trust
Series 2021-1, Class A, 1.18%, 11/15/2027 (d)	299	293
Series 2021-HG1, Class A, 1.22%, 1/16/2029 (d)	262	249
Series 2021-3, Class A, 1.15%, 5/15/2029 (d)	235	228
PRET LLC Series 2021-RN4, Class A1, 2.49%, 10/25/2051 (d) (g)	82	78
Pretium Mortgage Credit Partners I LLC
Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 ‡ (d) (f)	288	273
Series 2021-NPL4, Class A1, 2.36%, 10/27/2060 ‡ (d) (f)	226	212
Progress Residential Trust
Series 2020-SFR1, Class E, 3.03%, 4/17/2037 ‡ (d)	205	190
Series 2021-SFR2, Class D, 2.20%, 4/19/2038 ‡ (d)	453	404
Regional Management Issuance Trust Series 2021-1, Class A, 1.68%, 3/17/2031 (d)	185	171
Republic Finance Issuance Trust Series 2021-A, Class A, 2.30%, 12/22/2031 (d)	334	310
Sierra Timeshare Receivables Funding LLC
Series 2021-1A, Class B, 1.34%, 11/20/2037 ‡ (d)	126	117
Series 2021-2A, Class B, 1.80%, 9/20/2038 ‡ (d)	75	71
Theorem Funding Trust Series 2021-1A, Class A, 1.21%, 12/15/2027 (d)	138	134
Tricolor Auto Securitization Trust
Series 2021-1A, Class B, 1.00%, 6/17/2024 (d)	180	177
Series 2021-1A, Class C, 1.33%, 9/16/2024 (d)	180	176
United Airlines Pass-Through Trust
Series 2019-2, Class B, 3.50%, 5/1/2028	74	64
Series 2016-2, Class A, 3.10%, 10/7/2028	38	33
Series 2018-1, Class A, 3.70%, 3/1/2030	104	92
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	87

JPMorgan SmartRetirement® Blend 2035 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
United Auto Credit Securitization Trust Series 2021-1, Class C, 0.84%, 6/10/2026 (d)	155	152
Upstart Securitization Trust Series 2021-1, Class A, 0.87%, 3/20/2031 (d)	54	53
US Auto Funding Series 2021-1A, Class B, 1.49%, 3/17/2025 (d)	105	101
VCAT LLC Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (d) (f)	90	86
Veros Auto Receivables Trust Series 2021-1, Class A, 0.92%, 10/15/2026 (d)	70	69
VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (d) (f)	119	113
VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 ‡ (d) (f)	375	356
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 ‡ (d) (f)	321	305
VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 ‡ (d) (f)	253	239
VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 ‡ (d) (f)	207	198
VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (d) (f)	241	230
VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 ‡ (d) (f)	304	289
Total Asset-Backed Securities (Cost $16,340)		15,386
Mortgage-Backed Securities — 0.7%
FHLMC UMBS, 30 Year
Pool # ZL3032 3.50%, 5/1/2042	107	105
Pool # QA6772 3.50%, 1/1/2050	483	468
Pool # RA4224 3.00%, 11/1/2050	204	190
Pool # QB8503 2.50%, 2/1/2051	238	214
Pool # QC4789 3.00%, 7/1/2051	152	142
Pool # QE1637 4.00%, 5/1/2052	75	75
Pool # QE1832 4.50%, 5/1/2052	90	92
FNMA UMBS, 30 Year
Pool # BO1362 4.00%, 6/1/2049	113	114
Pool # FM3118 3.00%, 5/1/2050	167	157
Pool # BR4318 3.00%, 1/1/2051	395	369
Pool # BQ8009 4.00%, 2/1/2051	541	541
Pool # BQ8010 4.00%, 2/1/2051	648	646
Pool # BU1805 2.50%, 12/1/2051	274	247
Pool # CB2637 2.50%, 1/1/2052	249	224
Pool # BU3079 3.00%, 1/1/2052	114	107
Pool # BV0273 3.00%, 1/1/2052	124	115
Pool # CB2670 3.00%, 1/1/2052	182	170
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BV4831 3.00%, 2/1/2052	94	88
Pool # BV0295 3.50%, 2/1/2052	266	261
Pool # BV6743 4.50%, 5/1/2052	105	107
Pool # BV9515 6.00%, 6/1/2052	95	101
FNMA, Other
Pool # AM4660 3.77%, 12/1/2025	118	120
Pool # BL2588 2.97%, 8/1/2026	290	285
Pool # AM3010 5.07%, 3/1/2028	109	117
Pool # AM5319 4.34%, 1/1/2029	95	99
Pool # BS4290 1.95%, 10/1/2029	500	447
Pool # AM4789 4.18%, 11/1/2030	54	55
Pool # BS6024 IO, 3.96%, 2/1/2031 (h)	210	213
Pool # BL3774 2.77%, 8/1/2031	100	94
Pool # BL3648 2.85%, 8/1/2031	100	95
Pool # BL3700 2.92%, 8/1/2031	100	95
Pool # BS5580 3.68%, 1/1/2032	230	231
Pool # BS5357 3.41%, 3/1/2033	169	165
Pool # AN9752 3.65%, 7/1/2033	185	184
Pool # BS5511 3.45%, 8/1/2033	225	220
Pool # BS5127 3.15%, 9/1/2033	130	123
Pool # BL7124 1.93%, 6/1/2035	163	138
Pool # BF0230 5.50%, 1/1/2058	274	301
Pool # BF0497 3.00%, 7/1/2060	154	145
FNMA/FHLMC UMBS, Single Family, 30 Year TBA, 4.50%, 7/25/2052 (h)	295	296
GNMA II, 30 Year
Pool # 783525 4.50%, 12/20/2031	27	27
Pool # 784602 4.00%, 5/20/2038	97	98
Pool # BS8546 2.50%, 12/20/2050	311	280
Pool # 785294 3.50%, 1/20/2051	329	326
Pool # CA8452 3.00%, 2/20/2051	442	422
Pool # CA9005 3.00%, 2/20/2051	399	390
Pool # CB1543 3.00%, 2/20/2051	307	290
Pool # CA3588 3.50%, 2/20/2051	278	270
Pool # CB1536 3.50%, 2/20/2051	695	678
Pool # CB1542 3.00%, 3/20/2051	331	313
Pool # CB4433 3.00%, 3/20/2051	571	534
Pool # CC0070 3.00%, 3/20/2051	53	51
Pool # CC8726 3.00%, 3/20/2051	68	64
Pool # CC8738 3.00%, 3/20/2051	83	78
Pool # CC8723 3.50%, 3/20/2051	733	714
Pool # CC0088 4.00%, 3/20/2051	17	17
Pool # CC0092 4.00%, 3/20/2051	32	32
Pool # CC8727 3.00%, 4/20/2051	102	96
Pool # CC8739 3.00%, 4/20/2051	300	284
SEE NOTES TO FINANCIAL STATEMENTS.

88	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # CC8740 3.00%, 4/20/2051	269	254
Pool # CC8751 3.00%, 4/20/2051	58	55
Pool # CE9911 3.00%, 7/20/2051	162	153
Pool # CE9913 3.00%, 7/20/2051	87	83
Pool # CE9914 3.00%, 7/20/2051	88	83
Pool # CE9915 3.00%, 7/20/2051	177	169
Pool # CA3563 3.50%, 7/20/2051	304	300
Pool # CE2586 3.50%, 7/20/2051	324	315
Pool # CK1527 3.50%, 12/20/2051	213	208
Pool # CJ8184 3.50%, 1/20/2052	228	222
Pool # CK2716 3.50%, 2/20/2052	194	190
Pool # CN3557 4.50%, 5/20/2052	115	119
Total Mortgage-Backed Securities (Cost $16,621)		15,071
Collateralized Mortgage Obligations — 0.3%
Ajax Mortgage Loan Trust Series 2021-B, Class A, 2.24%, 6/25/2066 ‡ (d) (f)	174	162
Bayview Finance LLC, 0.00%, 7/12/2033 ‡	210	209
Cascade MH Asset Trust Series 2021-MH1, Class A1, 1.75%, 2/25/2046 (d)	225	201
CFMT LLC Series 2021-HB5, Class A, 0.80%, 2/25/2031 (d) (g)	367	360
CSMC Trust Series 2021-RPL1, Class A1, 1.67%, 9/27/2060 (d) (g)	201	190
FNMA Trust, Whole Loan Series 2002-W8, Class A1, 6.50%, 6/25/2042	89	97
FNMA, Grantor Trust, Whole Loan
Series 2001-T12, Class A1, 6.50%, 8/25/2041	178	188
Series 2002-T4, Class A1, 6.50%, 12/25/2041	20	22
FNMA, REMIC
Series 2017-35, Class VA, 4.00%, 7/25/2028	141	144
Series 2018-72, Class VB, 3.50%, 10/25/2031	329	328
Series 2011-41, Class KA, 4.00%, 1/25/2041	9	9
Series 2019-7, Class CA, 3.50%, 11/25/2057	369	369
FNMA, REMIC Trust, Whole Loan Series 2002-W3, Class A4, 6.50%, 11/25/2041	177	189
GNMA
Series 2015-H16, Class FG, 1.24%, 7/20/2065 (g)	74	73
Series 2021-H14, Class YD, 8.30%, 6/20/2071 (g)	195	218
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Legacy Mortgage Asset Trust Series 2021-GS1, Class A1, 1.89%, 10/25/2066 (d) (f)	96	93
LHOME Mortgage Trust Series 2021-RTL1, Class A1, 2.09%, 9/25/2026 (d) (g)	340	326
PRPM LLC
Series 2021-2, Class A1, 2.12%, 3/25/2026 (d) (g)	348	332
Series 2021-10, Class A1, 2.49%, 10/25/2026 (d) (f)	86	82
Seasoned Credit Risk Transfer Trust
Series 2018-1, Class M60C, 3.50%, 5/25/2057	219	216
Series 2018-3, Class M55D, 4.00%, 8/25/2057 ‡ (g)	284	284
Series 2018-2, Class M55D, 4.00%, 11/25/2057	348	348
Series 2018-4, Class M55D, 4.00%, 3/25/2058	58	59
Series 2019-2, Class M55D, 4.00%, 8/25/2058 ‡	310	310
Series 2019-3, Class M55D, 4.00%, 10/25/2058 ‡	294	294
Towd Point Mortgage Trust Series 2021-R1, Class A1, 2.92%, 11/30/2060 (d) (g)	401	365
Total Collateralized Mortgage Obligations (Cost $5,799)		5,468
Commercial Mortgage-Backed Securities — 0.1%
ACRE Commercial Mortgage Ltd.
Series 2021-FL4, Class A, 2.44%, 12/18/2037 (d) (g)	172	170
Series 2021-FL4, Class AS, 2.71%, 12/18/2037 (d) (g)	115	113
BPR Trust Series 2021-KEN, Class A, 2.57%, 2/15/2029 (d) (g)	220	217
FHLMC, Multi-Family Structured Credit Risk Series 2021-MN2, Class M1, 2.73%, 7/25/2041 (d) (g)	179	162
FNMA ACES
Series 2018-M10, Class A1, 3.48%, 7/25/2028 (g)	151	151
Series 2019-M21, Class 1A1, 1.95%, 5/25/2029	57	56
Series 2022-M1S, Class A2, 2.08%, 4/25/2032	365	317
Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	297	285
Series 2021-M3, Class X1, IO, 2.09%, 11/25/2033 (g)	843	96
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	89

JPMorgan SmartRetirement® Blend 2035 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
FNMA, Other 3.08%, 1/1/2029 (h)	343	349
FREMF Mortgage Trust
Series 2017-KGX1, Class BFX, 3.71%, 10/25/2027 (d) (g)	115	106
Series 2016-K56, Class B, 4.08%, 6/25/2049 (d) (g)	85	83
Series 2016-K58, Class B, 3.87%, 9/25/2049 (d) (g)	465	450
SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (d)	195	165
Total Commercial Mortgage-Backed Securities (Cost $2,885)		2,720
Foreign Government Securities — 0.0% ^
United Mexican States (Mexico) 2.66%, 5/24/2031(Cost $400)	400	329
	SHARES (000)
Short Term Investments — 4.2%
Investment Companies — 4.2%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (i) (Cost $86,236)	86,236	86,236
Total Investments — 99.4% (Cost $2,058,753)		2,048,968
Other Assets Less Liabilities — 0.6%		13,221
NET ASSETS — 100.0%		2,062,189

Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
CSMC	Credit Suisse Mortgage Trust
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the effective yield as of June 30, 2022.
(d)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of June 30, 2022.
(f)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of June 30, 2022.

(g)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of June 30, 2022.

(h)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(i)	The rate shown is the current yield as of June 30, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

90	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	159	09/16/2022	USD	30,178	(833)
Short Contracts
DJ US Real Estate Index	(282)	09/16/2022	USD	(10,079)	(359)
MSCI EAFE E-Mini Index	(96)	09/16/2022	USD	(8,924)	15
MSCI Emerging Markets E-Mini Index	(211)	09/16/2022	USD	(10,589)	(98)
					(442)
					(1,275)

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	91

JPMorgan SmartRetirement® Blend 2040 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 61.7%
Fixed Income — 12.2%
JPMorgan Core Bond Fund Class R6 Shares (a)	4,108	43,506
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	17,499	130,365
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	2,820	16,383
JPMorgan High Yield Fund Class R6 Shares (a)	4,993	30,708
Total Fixed Income		220,962
International Equity — 10.1%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	11,717	184,082
U.S. Equity — 39.4%
JPMorgan Equity Index Fund Class R6 Shares (a)	12,630	717,743
Total Investment Companies (Cost $1,069,810)		1,122,787
Exchange-Traded Funds — 35.2%
Alternative Assets — 3.4%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	699	61,370
Fixed Income — 2.8%
JPMorgan High Yield Research Enhanced ETF (a)	175	7,623
JPMorgan U.S. Aggregate Bond ETF (a)	907	43,542
Total Fixed Income		51,165
International Equity — 20.0%
JPMorgan BetaBuilders International Equity ETF (a)	7,709	364,558
U.S. Equity — 9.0%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,274	88,917
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	1,507	75,843
Total U.S. Equity		164,760
Total Exchange-Traded Funds (Cost $666,659)		641,853
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 0.3%
U.S. Treasury Notes 0.13%, 1/31/2023 (b)(Cost $4,939)	4,950	4,880
	SHARES (000)
Short Term Investments — 2.1%
Investment Companies — 2.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (c) (Cost $38,718)	38,718	38,718
Total Investments — 99.3% (Cost $1,780,126)		1,808,238
Other Assets Less Liabilities — 0.7%		12,252
NET ASSETS — 100.0%		1,820,490

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	118	09/16/2022	USD	22,396	(618)
SEE NOTES TO FINANCIAL STATEMENTS.

92	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
DJ US Real Estate Index	(383)	09/16/2022	USD	(13,688)	(508)
MSCI EAFE E-Mini Index	(96)	09/16/2022	USD	(8,924)	36
MSCI Emerging Markets E-Mini Index	(281)	09/16/2022	USD	(14,102)	(131)
					(603)
					(1,221)

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	93

JPMorgan SmartRetirement® Blend 2045 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 59.7%
Fixed Income — 5.7%
JPMorgan Core Bond Fund Class R6 Shares (a)	1,661	17,588
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	7,074	52,701
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,112	6,464
JPMorgan High Yield Fund Class R6 Shares (a)	1,270	7,812
Total Fixed Income		84,565
International Equity — 11.0%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	10,283	161,548
U.S. Equity — 43.0%
JPMorgan Equity Index Fund Class R6 Shares (a)	11,118	631,823
Total Investment Companies (Cost $825,561)		877,936
Exchange-Traded Funds — 37.0%
Alternative Assets — 3.6%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	610	53,611
Fixed Income — 1.7%
JPMorgan High Yield Research Enhanced ETF (a)	179	7,810
JPMorgan U.S. Aggregate Bond ETF (a)	367	17,601
Total Fixed Income		25,411
International Equity — 21.8%
JPMorgan BetaBuilders International Equity ETF (a)	6,774	320,330
U.S. Equity — 9.9%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,122	78,306
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	1,323	66,587
Total U.S. Equity		144,893
Total Exchange-Traded Funds (Cost $569,942)		544,245
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 0.3%
U.S. Treasury Notes 0.13%, 1/31/2023 (b)(Cost $4,030)	4,039	3,982
	SHARES (000)
Short Term Investments — 2.5%
Investment Companies — 2.5%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (c) (Cost $36,169)	36,169	36,169
Total Investments — 99.5% (Cost $1,435,702)		1,462,332
Other Assets Less Liabilities — 0.5%		7,147
NET ASSETS — 100.0%		1,469,479

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	95	09/16/2022	USD	18,031	(498)
SEE NOTES TO FINANCIAL STATEMENTS.

94	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
DJ US Real Estate Index	(305)	09/16/2022	USD	(10,901)	(404)
MSCI EAFE E-Mini Index	(77)	09/16/2022	USD	(7,158)	29
MSCI Emerging Markets E-Mini Index	(227)	09/16/2022	USD	(11,392)	(106)
					(481)
					(979)

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	95

JPMorgan SmartRetirement® Blend 2050 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 59.6%
Fixed Income — 4.7%
JPMorgan Core Bond Fund Class R6 Shares (a)	1,021	10,809
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	4,347	32,389
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	671	3,897
JPMorgan High Yield Fund Class R6 Shares (a)	786	4,833
Total Fixed Income		51,928
International Equity — 11.1%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	7,911	124,287
U.S. Equity — 43.8%
JPMorgan Equity Index Fund Class R6 Shares (a)	8,591	488,211
Total Investment Companies (Cost $618,047)		664,426
Exchange-Traded Funds — 37.2%
Alternative Assets — 3.7%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	469	41,183
Fixed Income — 1.4%
JPMorgan High Yield Research Enhanced ETF (a)	111	4,835
JPMorgan U.S. Aggregate Bond ETF (a)	225	10,817
Total Fixed Income		15,652
International Equity — 22.1%
JPMorgan BetaBuilders International Equity ETF (a)	5,213	246,534
U.S. Equity — 10.0%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	864	60,280
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	1,017	51,204
Total U.S. Equity		111,484
Total Exchange-Traded Funds (Cost $432,412)		414,853
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 0.3%
U.S. Treasury Notes 0.13%, 1/31/2023 (b)(Cost $3,127)	3,134	3,090
	SHARES (000)
Short Term Investments — 2.4%
Investment Companies — 2.4%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (c) (Cost $26,791)	26,791	26,791
Total Investments — 99.5% (Cost $1,080,377)		1,109,160
Other Assets Less Liabilities — 0.5%		5,170
NET ASSETS — 100.0%		1,114,330

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	72	09/16/2022	USD	13,666	(377)
SEE NOTES TO FINANCIAL STATEMENTS.

96	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
DJ US Real Estate Index	(231)	09/16/2022	USD	(8,256)	(306)
MSCI EAFE E-Mini Index	(59)	09/16/2022	USD	(5,484)	22
MSCI Emerging Markets E-Mini Index	(172)	09/16/2022	USD	(8,632)	(80)
					(364)
					(741)

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	97

JPMorgan SmartRetirement® Blend 2055 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 59.1%
Fixed Income — 4.7%
JPMorgan Core Bond Fund Class R6 Shares (a)	569	6,020
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	2,421	18,039
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	370	2,147
JPMorgan High Yield Fund Class R6 Shares (a)	433	2,665
Total Fixed Income		28,871
International Equity — 11.1%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	4,378	68,786
U.S. Equity — 43.3%
JPMorgan Equity Index Fund Class R6 Shares (a)	4,733	268,949
Total Investment Companies (Cost $343,895)		366,606
Exchange-Traded Funds — 37.8%
Alternative Assets — 3.7%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	259	22,789
Fixed Income — 1.4%
JPMorgan High Yield Research Enhanced ETF (a)	61	2,665
JPMorgan U.S. Aggregate Bond ETF (a)	126	6,025
Total Fixed Income		8,690
International Equity — 22.6%
JPMorgan BetaBuilders International Equity ETF (a)	2,965	140,223
U.S. Equity — 10.1%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	497	34,714
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	561	28,225
Total U.S. Equity		62,939
Total Exchange-Traded Funds (Cost $243,993)		234,641
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 0.3%
U.S. Treasury Notes 0.13%, 1/31/2023 (b)(Cost $1,867)	1,871	1,845
	SHARES (000)
Short Term Investments — 2.4%
Investment Companies — 2.4%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (c) (Cost $15,007)	15,007	15,007
Total Investments — 99.6% (Cost $604,762)		618,099
Other Assets Less Liabilities — 0.4%		2,543
NET ASSETS — 100.0%		620,642

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

98	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	40	09/16/2022	USD	7,592	(210)
Short Contracts
DJ US Real Estate Index	(126)	09/16/2022	USD	(4,503)	(167)
MSCI EAFE E-Mini Index	(32)	09/16/2022	USD	(2,975)	12
MSCI Emerging Markets E-Mini Index	(95)	09/16/2022	USD	(4,768)	(44)
					(199)
					(409)

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	99

JPMorgan SmartRetirement® Blend 2060 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 57.2%
Fixed Income — 4.6%
JPMorgan Core Bond Fund Class R6 Shares (a)	218	2,309
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	924	6,887
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	134	776
JPMorgan High Yield Fund Class R6 Shares (a)	157	963
Total Fixed Income		10,935
International Equity — 10.7%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	1,636	25,704
U.S. Equity — 41.9%
JPMorgan Equity Index Fund Class R6 Shares (a)	1,761	100,069
Total Investment Companies (Cost $139,423)		136,708
Exchange-Traded Funds — 38.0%
Alternative Assets — 3.6%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	99	8,663
Fixed Income — 1.4%
JPMorgan High Yield Research Enhanced ETF (a)	22	963
JPMorgan U.S. Aggregate Bond ETF (a)	48	2,304
Total Fixed Income		3,267
International Equity — 22.8%
JPMorgan BetaBuilders International Equity ETF (a)	1,152	54,500
U.S. Equity — 10.2%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	186	13,000
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	225	11,295
Total U.S. Equity		24,295
Total Exchange-Traded Funds (Cost $98,238)		90,725
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 0.3%
U.S. Treasury Notes 0.13%, 1/31/2023 (b)(Cost $791)	793	782
	SHARES (000)
Short Term Investments — 5.0%
Investment Companies — 5.0%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (c) (Cost $11,956)	11,956	11,956
Total Investments — 100.5% (Cost $250,408)		240,171
Liabilities in Excess of Other Assets — (0.5)%		(1,301)
NET ASSETS — 100.0%		238,870

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	34	09/16/2022	USD	6,453	(59)
SEE NOTES TO FINANCIAL STATEMENTS.

100	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
DJ US Real Estate Index	(41)	09/16/2022	USD	(1,465)	(54)
MSCI EAFE E-Mini Index	(12)	09/16/2022	USD	(1,115)	5
MSCI Emerging Markets E-Mini Index	(21)	09/16/2022	USD	(1,054)	(10)
					(59)
					(118)

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	101

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2022
(Amounts in thousands, except per share amounts)

	JPMorgan SmartRetirement® Blend Income Fund	JPMorgan SmartRetirement® Blend 2015 Fund (formerly known as JPMorgan SmartSpending 2015 Fund)	JPMorgan SmartRetirement® Blend 2020 Fund
ASSETS:
Investments in non-affiliates, at value	$119,545	$7,071	$216,022
Investments in affiliates, at value	449,118	19,558	811,992
Cash	29	1	55
Receivables:
Investment securities sold	7,563	168	14,126
Fund shares sold	769	—	1,851
Interest from non-affiliates	582	25	1,090
Dividends from affiliates	2	—(a)	3
Variation margin on futures contracts	72	2	131
Due from adviser	38	35	37
Total Assets	577,718	26,860	1,045,307
LIABILITIES:
Payables:
Investment securities purchased	—	75	3,874
Investment securities purchased — delayed delivery securities	491	25	919
Fund shares redeemed	1,634	133	1,470
Accrued liabilities:
Administration fees	14	—	37
Distribution fees	1	—(a)	5
Service fees	6	5	10
Custodian and accounting fees	6	5	10
Trustees’ and Chief Compliance Officer’s fees	—	—	—(a)
Other	67	13	80
Total Liabilities	2,219	256	6,405
Net Assets	$575,499	$26,604	$1,038,902

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

102	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	JPMorgan SmartRetirement® Blend Income Fund	JPMorgan SmartRetirement® Blend 2015 Fund (formerly known as JPMorgan SmartSpending 2015 Fund)	JPMorgan SmartRetirement® Blend 2020 Fund
NET ASSETS:
Paid-in-Capital	$607,237	$28,828	$1,094,983
Total distributable earnings (loss)	(31,738)	(2,224)	(56,081)
Total Net Assets:	$575,499	$26,604	$1,038,902
Net Assets:
Class I	$3,519	$25,557	$5,098
Class R2	17	22	17
Class R3	5,767	23	21,581
Class R4	13,606	23	15,172
Class R5	14,108	23	18,776
Class R6	538,482	956	978,258
Total	$575,499	$26,604	$1,038,902
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class I	215	1,850	278
Class R2	1	1	1
Class R3	352	2	1,182
Class R4	829	2	827
Class R5	859	2	1,024
Class R6	32,751	69	53,299
Net Asset Value (a):
Class I — Offering and redemption price per share	$16.42	$13.81	$18.32
Class R2 — Offering and redemption price per share	16.41	13.76	18.32
Class R3 — Offering and redemption price per share	16.39	13.78	18.27
Class R4 — Offering and redemption price per share	16.41	13.81	18.34
Class R5 — Offering and redemption price per share	16.42	13.82	18.34
Class R6 — Offering and redemption price per share	16.44	13.83	18.35
Cost of investments in non-affiliates	$135,307	$7,799	$244,461
Cost of investments in affiliates	454,733	20,378	821,441

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	103

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2022 (continued)
(Amounts in thousands, except per share amounts)

	JPMorgan SmartRetirement® Blend 2025 Fund	JPMorgan SmartRetirement® Blend 2030 Fund	JPMorgan SmartRetirement® Blend 2035 Fund
ASSETS:
Investments in non-affiliates, at value	$366,238	$361,342	$86,504
Investments in affiliates, at value	1,451,651	1,811,599	1,962,464
Cash	61	52	48
Receivables:
Investment securities sold	22,383	21,472	14,185
Investment securities sold — delayed delivery securities	—	—	2,323
Fund shares sold	4,294	5,730	4,020
Interest from non-affiliates	1,775	1,705	387
Dividends from affiliates	3	3	3
Due from adviser	41	15	43
Total Assets	1,846,446	2,201,918	2,069,977
LIABILITIES:
Payables:
Investment securities purchased	5,496	4,167	1,708
Investment securities purchased — delayed delivery securities	2,367	2,726	3,196
Fund shares redeemed	2,304	1,459	2,566
Variation margin on futures contracts	98	118	118
Accrued liabilities:
Administration fees	76	93	86
Distribution fees	7	9	7
Service fees	20	25	19
Custodian and accounting fees	14	15	14
Trustees’ and Chief Compliance Officer’s fees	—(a)	—(a)	—(a)
Other	77	75	74
Total Liabilities	10,459	8,687	7,788
Net Assets	$1,835,987	$2,193,231	$2,062,189

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

104	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	JPMorgan SmartRetirement® Blend 2025 Fund	JPMorgan SmartRetirement® Blend 2030 Fund	JPMorgan SmartRetirement® Blend 2035 Fund
NET ASSETS:
Paid-in-Capital	$1,907,225	$2,233,815	$2,081,161
Total distributable earnings (loss)	(71,238)	(40,584)	(18,972)
Total Net Assets:	$1,835,987	$2,193,231	$2,062,189
Net Assets:
Class I	$12,346	$13,080	$6,629
Class R2	1,103	140	20
Class R3	29,917	44,192	32,276
Class R4	30,405	39,828	38,531
Class R5	43,290	44,084	35,173
Class R6	1,718,926	2,051,907	1,949,560
Total	$1,835,987	$2,193,231	$2,062,189
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class I	610	598	282
Class R2	55	7	1
Class R3	1,481	2,030	1,378
Class R4	1,499	1,821	1,638
Class R5	2,134	2,015	1,494
Class R6	84,688	93,713	82,769
Net Asset Value (a):
Class I — Offering and redemption price per share	$20.26	$21.86	$23.50
Class R2 — Offering and redemption price per share	20.19	21.90	23.70
Class R3 — Offering and redemption price per share	20.20	21.77	23.43
Class R4 — Offering and redemption price per share	20.28	21.87	23.52
Class R5 — Offering and redemption price per share	20.28	21.87	23.54
Class R6 — Offering and redemption price per share	20.30	21.90	23.55
Cost of investments in non-affiliates	$413,585	$406,969	$96,636
Cost of investments in affiliates	1,444,775	1,778,839	1,962,117

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	105

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2022 (continued)
(Amounts in thousands, except per share amounts)

	JPMorgan SmartRetirement® Blend 2040 Fund	JPMorgan SmartRetirement® Blend 2045 Fund	JPMorgan SmartRetirement® Blend 2050 Fund	JPMorgan SmartRetirement® Blend 2055 Fund	JPMorgan SmartRetirement® Blend 2060 Fund
ASSETS:
Investments in non-affiliates, at value	$4,880	$3,982	$3,090	$1,845	$782
Investments in affiliates, at value	1,803,358	1,458,350	1,106,070	616,254	239,389
Cash	30	24	19	16	8
Receivables:
Investment securities sold	9,532	6,169	3,743	1,754	—
Fund shares sold	3,647	3,369	2,359	2,147	222
Interest from non-affiliates	3	2	2	1	—
Dividends from affiliates	1	1	1	1	—(a)
Due from adviser	36	7	7	14	23
Total Assets	1,821,487	1,471,904	1,115,291	622,032	240,424
LIABILITIES:
Payables:
Investment securities purchased	—	—	—	—	1,074
Fund shares redeemed	763	2,232	805	1,281	398
Variation margin on futures contracts	49	39	30	17	33
Accrued liabilities:
Administration fees	74	55	38	15	—
Distribution fees	6	4	2	1	1
Service fees	16	12	10	5	2
Custodian and accounting fees	11	9	7	4	4
Trustees’ and Chief Compliance Officer’s fees	—(a)	—(a)	—	—	—(a)
Other	78	74	69	67	42
Total Liabilities	997	2,425	961	1,390	1,554
Net Assets	$1,820,490	$1,469,479	$1,114,330	$620,642	$238,870

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

106	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	JPMorgan SmartRetirement® Blend 2040 Fund	JPMorgan SmartRetirement® Blend 2045 Fund	JPMorgan SmartRetirement® Blend 2050 Fund	JPMorgan SmartRetirement® Blend 2055 Fund	JPMorgan SmartRetirement® Blend 2060 Fund
NET ASSETS:
Paid-in-Capital	$1,795,628	$1,441,310	$1,086,387	$608,636	$249,351
Total distributable earnings (loss)	24,862	28,169	27,943	12,006	(10,481)
Total Net Assets:	$1,820,490	$1,469,479	$1,114,330	$620,642	$238,870
Net Assets:
Class I	$5,656	$7,763	$2,505	$2,092	$9,233
Class R2	29	16	24	21	27
Class R3	29,263	18,610	10,840	2,989	2,066
Class R4	32,393	24,219	24,896	13,033	1,980
Class R5	24,949	20,491	16,656	13,728	3,030
Class R6	1,728,200	1,398,380	1,059,409	588,779	222,534
Total	$1,820,490	$1,469,479	$1,114,330	$620,642	$238,870
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class I	232	309	100	84	477
Class R2	1	1	1	1	1
Class R3	1,203	745	435	121	107
Class R4	1,327	966	996	525	102
Class R5	1,021	816	665	552	157
Class R6	70,696	55,627	42,279	23,663	11,486
Net Asset Value (a):
Class I — Offering and redemption price per share	$24.42	$25.07	$25.03	$24.84	$19.37
Class R2 — Offering and redemption price per share	24.40	25.06	24.99	24.81	19.32
Class R3 — Offering and redemption price per share	24.32	24.98	24.94	24.73	19.29
Class R4 — Offering and redemption price per share	24.41	25.07	25.01	24.81	19.38
Class R5 — Offering and redemption price per share	24.44	25.10	25.03	24.85	19.35
Class R6 — Offering and redemption price per share	24.45	25.14	25.06	24.88	19.37
Cost of investments in non-affiliates	$4,939	$4,030	$3,127	$1,867	$791
Cost of investments in affiliates	1,775,187	1,431,672	1,077,250	602,895	249,617

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	107

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2022
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend Income Fund	JPMorgan SmartRetirement® Blend 2015 Fund (formerly known as JPMorgan SmartSpending 2015 Fund)	JPMorgan SmartRetirement® Blend 2020 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2,998	$118	$5,800
Dividend income from non-affiliates	525	34	938
Dividend income from affiliates	12,578	529	23,140
Total investment income	16,101	681	29,878
EXPENSES:
Investment advisory fees	1,036	45	1,918
Administration fees	518	23	959
Distribution fees:
Class A (a)	—	—(b)	—
Class R2	—(b)	—(b)	—(b)
Class R3	19	—(b)	78
Service fees:
Class A (a)	—	—(b)	—
Class I	12	74	21
Class R2	—(b)	—(b)	—(b)
Class R3	19	—(b)	78
Class R4	35	—(b)	41
Class R5	18	—(b)	25
Custodian and accounting fees	44	37	59
Interest expense to affiliates	—(b)	—(b)	—
Professional fees	47	42	52
Trustees’ and Chief Compliance Officer’s fees	27	25	29
Printing and mailing costs	39	6	48
Registration and filing fees	62	76	92
Transfer agency fees (See Note 2.I)	10	—(b)	14
Other	29	12	47
Total expenses	1,915	340	3,461
Less fees waived	(1,229)	(69)	(2,222)
Less expense reimbursements	(381)	(189)	(614)
Net expenses	305	82	625
Net investment income (loss)	15,796	599	29,253

(a)
Liquidated on October 14, 2021 for JPMorgan SmartRetirement® Blend 2015 Fund (formerly known as JPMorgan SmartSpending 2015 fund)
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

108	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	JPMorgan SmartRetirement® Blend Income Fund	JPMorgan SmartRetirement® Blend 2015 Fund (formerly known as JPMorgan SmartSpending 2015 Fund)	JPMorgan SmartRetirement® Blend 2020 Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(2,017)	$(75)	$(4,960)
Investments in affiliates	(8,198)	(75)	(11,055)
Futures contracts	(3,752)	(282)	(6,737)
Foreign currency transactions	(25)	(4)	(59)
Net realized gain (loss)	(13,992)	(436)	(22,811)
Distribution of capital gains received from investment company affiliates	1,601	60	3,001
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(20,126)	(1,162)	(36,168)
Investments in affiliates	(62,800)	(2,831)	(117,608)
Futures contracts	441	51	901
Foreign currency translations	10	2	26
Change in net unrealized appreciation/depreciation	(82,475)	(3,940)	(152,849)
Net realized/unrealized gains (losses)	(94,866)	(4,316)	(172,659)
Change in net assets resulting from operations	$(79,070)	$(3,717)	$(143,406)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	109

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2022 (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2025 Fund	JPMorgan SmartRetirement® Blend 2030 Fund	JPMorgan SmartRetirement® Blend 2035 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$8,433	$7,963	$1,686
Dividend income from non-affiliates	3	—	4
Dividend income from affiliates	41,689	49,947	54,175
Total investment income	50,125	57,910	55,865
EXPENSES:
Investment advisory fees	3,201	3,744	3,472
Administration fees	1,601	1,872	1,736
Distribution fees:
Class R2	6	1	1
Class R3	106	144	96
Service fees:
Class I	51	55	27
Class R2	3	—(a)	1
Class R3	106	144	96
Class R4	81	107	103
Class R5	56	64	48
Custodian and accounting fees	85	97	88
Interest expense to affiliates	—	—(a)	—(a)
Professional fees	58	61	60
Trustees’ and Chief Compliance Officer’s fees	31	32	32
Printing and mailing costs	63	71	79
Registration and filing fees	74	104	72
Transfer agency fees (See Note 2.I)	23	25	23
Other	66	78	73
Total expenses	5,611	6,599	6,007
Less fees waived	(3,645)	(4,258)	(3,949)
Less expense reimbursements	(573)	(193)	(696)
Net expenses	1,393	2,148	1,362
Net investment income (loss)	48,732	55,762	54,503

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

110	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	JPMorgan SmartRetirement® Blend 2025 Fund	JPMorgan SmartRetirement® Blend 2030 Fund	JPMorgan SmartRetirement® Blend 2035 Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(10,186)	$(8,863)	$(1,732)
Investments in affiliates	(18,118)	(15,142)	(14,422)
Futures contracts	(13,607)	(15,522)	(8,623)
Foreign currency transactions	(71)	(79)	(35)
Net realized gain (loss)	(41,982)	(39,606)	(24,812)
Distribution of capital gains received from investment company affiliates	8,842	12,796	16,196
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(43,908)	(42,737)	(9,466)
Investments in affiliates	(246,425)	(334,412)	(372,115)
Futures contracts	(449)	(513)	(312)
Foreign currency translations	34	36	29
Change in net unrealized appreciation/depreciation	(290,748)	(377,626)	(381,864)
Net realized/unrealized gains (losses)	(323,888)	(404,436)	(390,480)
Change in net assets resulting from operations	$(275,156)	$(348,674)	$(335,977)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	111

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2022 (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2040 Fund	JPMorgan SmartRetirement® Blend 2045 Fund	JPMorgan SmartRetirement® Blend 2050 Fund	JPMorgan SmartRetirement® Blend 2055 Fund	JPMorgan SmartRetirement® Blend 2060 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$21	$15	$12	$7	$3
Dividend income from non-affiliates	—	—	—	—	—
Dividend income from affiliates	49,477	39,242	30,024	16,276	5,403
Total investment income	49,498	39,257	30,036	16,283	5,406
EXPENSES:
Investment advisory fees	3,115	2,498	1,914	1,035	335
Administration fees	1,558	1,249	957	518	167
Distribution fees:
Class R2	—(a)	—(a)	—(a)	—(a)	—(a)
Class R3	92	56	34	12	6
Service fees:
Class I	19	25	9	7	4
Class R2	—(a)	—(a)	—(a)	—(a)	—
Class R3	92	56	34	12	6
Class R4	87	63	68	34	3
Class R5	41	32	28	21	6
Custodian and accounting fees	64	53	41	26	25
Interest expense to affiliates	—	—	—	—(a)	—
Professional fees	59	55	52	47	44
Trustees’ and Chief Compliance Officer’s fees	31	30	29	27	26
Printing and mailing costs	80	80	78	67	48
Registration and filing fees	88	94	84	68	88
Transfer agency fees (See Note 2.I)	30	19	16	12	8
Other	72	66	60	41	23
Total expenses	5,428	4,376	3,404	1,927	789
Less fees waived	(3,552)	(2,872)	(2,219)	(1,235)	(462)
Less expense reimbursements	(414)	(31)	(45)	(77)	(127)
Net expenses	1,462	1,473	1,140	615	200
Net investment income (loss)	48,036	37,784	28,896	15,668	5,206

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

112	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	JPMorgan SmartRetirement® Blend 2040 Fund	JPMorgan SmartRetirement® Blend 2045 Fund	JPMorgan SmartRetirement® Blend 2050 Fund	JPMorgan SmartRetirement® Blend 2055 Fund	JPMorgan SmartRetirement® Blend 2060 Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(31)	$(21)	$(18)	$(8)	$(1)
Investments in affiliates	(7,356)	(4,546)	(3,947)	(2,824)	(1,076)
Futures contracts	(7,011)	(5,678)	(4,256)	(2,582)	(931)
Foreign currency transactions	(86)	(84)	(50)	(24)	(13)
Net realized gain (loss)	(14,484)	(10,329)	(8,271)	(5,438)	(2,021)
Distribution of capital gains received from investment company affiliates	15,564	13,355	10,192	5,480	1,731
Change in net unrealized appreciation/ depreciation on:
Investments in non-affiliates	(61)	(49)	(38)	(22)	(10)
Investments in affiliates	(357,041)	(296,149)	(224,419)	(122,167)	(43,445)
Futures contracts	(389)	(300)	(239)	(131)	(40)
Foreign currency translations	35	25	27	9	4
Change in net unrealized appreciation/ depreciation	(357,456)	(296,473)	(224,669)	(122,311)	(43,491)
Net realized/unrealized gains (losses)	(356,376)	(293,447)	(222,748)	(122,269)	(43,781)
Change in net assets resulting from operations	$(308,340)	$(255,663)	$(193,852)	$(106,601)	$(38,575)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	113

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend Income Fund		JPMorgan SmartRetirement® Blend 2015 Fund (formerly known as JPMorgan SmartSpending 2015 Fund)
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,796	$13,421	$599	$529
Net realized gain (loss)	(13,992)	29,645	(436)	1,618
Distributions of capital gains received from investment company non-affiliates	—	—(a)	—	—
Distributions of capital gains received from investment company affiliates	1,601	1,062	60	48
Change in net unrealized appreciation/depreciation	(82,475)	44,178	(3,940)	2,028
Change in net assets resulting from operations	(79,070)	88,306	(3,717)	4,223
DISTRIBUTIONS TO SHAREHOLDERS:
Class A (b)	—	—	—	—(a)
Class I	(213)	(252)	(1,739)	(598)
Class R2	(1)	(3)	(1)	—(a)
Class R3	(292)	(310)	(1)	—(a)
Class R4	(584)	(136)	(2)	—(a)
Class R5	(711)	(978)	(2)	(1)
Class R6	(27,374)	(28,226)	(2)	(1)
Total distributions to shareholders	(29,175)	(29,905)	(1,747)	(600)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(79,665)	214,256	1,133	(1,047)
NET ASSETS:
Change in net assets	(187,910)	272,657	(4,331)	2,576
Beginning of period	763,409	490,752	30,935	28,359
End of period	$575,499	$763,409	$26,604	$30,935

(a)
Amount rounds to less than one thousand.
(b)
Liquidated on October 14, 2021 for JPMorgan SmartRetirement® Blend 2015 Fund (formerly known as JPMorgan SmartSpending 2015 fund)
SEE NOTES TO FINANCIAL STATEMENTS.

114	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	JPMorgan SmartRetirement® Blend 2020 Fund		JPMorgan SmartRetirement® Blend 2025 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$29,253	$26,059	$48,732	$36,493
Net realized gain (loss)	(22,811)	66,720	(41,982)	87,915
Distributions of capital gains received from investment company non-affiliates	—	—	—	—(a)
Distributions of capital gains received from investment company affiliates	3,001	2,065	8,842	2,574
Change in net unrealized appreciation/depreciation	(152,849)	84,000	(290,748)	206,719
Change in net assets resulting from operations	(143,406)	178,844	(275,156)	333,701
DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(494)	(472)	(961)	(730)
Class R2	(1)	(1)	(50)	(38)
Class R3	(1,620)	(1,461)	(1,861)	(1,398)
Class R4	(808)	(205)	(1,404)	(421)
Class R5	(1,066)	(1,518)	(2,382)	(2,572)
Class R6	(60,467)	(53,497)	(89,042)	(66,778)
Total distributions to shareholders	(64,456)	(57,154)	(95,700)	(71,937)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(213,795)	390,974	(88,072)	745,936
NET ASSETS:
Change in net assets	(421,657)	512,664	(458,928)	1,007,700
Beginning of period	1,460,559	947,895	2,294,915	1,287,215
End of period	$1,038,902	$1,460,559	$1,835,987	$2,294,915

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	115

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2030 Fund		JPMorgan SmartRetirement® Blend 2035 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$55,762	$40,044	$54,503	$37,663
Net realized gain (loss)	(39,606)	97,300	(24,812)	72,229
Distributions of capital gains received from investment company non-affiliates	—	—(a)	—	—(a)
Distributions of capital gains received from investment company affiliates	12,796	2,294	16,196	5,947
Change in net unrealized appreciation/depreciation	(377,626)	312,048	(381,864)	330,172
Change in net assets resulting from operations	(348,674)	451,686	(335,977)	446,011
DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(1,070)	(546)	(630)	(247)
Class R2	(2)	(7)	(2)	(7)
Class R3	(2,610)	(1,503)	(1,754)	(576)
Class R4	(1,870)	(452)	(1,968)	(331)
Class R5	(2,709)	(2,526)	(2,122)	(1,283)
Class R6	(105,089)	(59,270)	(106,172)	(38,622)
Total distributions to shareholders	(113,350)	(64,304)	(112,648)	(41,066)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	23,518	789,602	119,295	839,917
NET ASSETS:
Change in net assets	(438,506)	1,176,984	(329,330)	1,244,862
Beginning of period	2,631,737	1,454,753	2,391,519	1,146,657
End of period	$2,193,231	$2,631,737	$2,062,189	$2,391,519

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

116	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	JPMorgan SmartRetirement® Blend 2040 Fund		JPMorgan SmartRetirement® Blend 2045 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$48,036	$33,435	$37,784	$24,816
Net realized gain (loss)	(14,484)	74,276	(10,329)	54,023
Distributions of capital gains received from investment company affiliates	15,564	3,163	13,355	1,012
Change in net unrealized appreciation/depreciation	(357,456)	345,309	(296,473)	293,483
Change in net assets resulting from operations	(308,340)	456,183	(255,663)	373,334
DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(391)	(123)	(499)	(135)
Class R2	(1)	(1)	(1)	—(a)
Class R3	(1,734)	(513)	(982)	(265)
Class R4	(1,678)	(275)	(1,124)	(186)
Class R5	(2,066)	(904)	(1,324)	(720)
Class R6	(98,043)	(32,156)	(72,548)	(23,591)
Total distributions to shareholders	(103,913)	(33,972)	(76,478)	(24,897)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	92,158	620,604	117,047	544,305
NET ASSETS:
Change in net assets	(320,095)	1,042,815	(215,094)	892,742
Beginning of period	2,140,585	1,097,770	1,684,573	791,831
End of period	$1,820,490	$2,140,585	$1,469,479	$1,684,573

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	117

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2050 Fund		JPMorgan SmartRetirement® Blend 2055 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$28,896	$19,325	$15,668	$10,250
Net realized gain (loss)	(8,271)	45,290	(5,438)	23,433
Distributions of capital gains received from investment company affiliates	10,192	796	5,480	420
Change in net unrealized appreciation/depreciation	(224,669)	230,330	(122,311)	124,709
Change in net assets resulting from operations	(193,852)	295,741	(106,601)	158,812
DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(196)	(64)	(140)	(41)
Class R2	—	(1)	(1)	(1)
Class R3	(571)	(182)	(189)	(71)
Class R4	(1,234)	(203)	(623)	(108)
Class R5	(1,248)	(616)	(959)	(437)
Class R6	(56,530)	(18,379)	(30,829)	(9,496)
Total distributions to shareholders	(59,779)	(19,445)	(32,741)	(10,154)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	71,794	374,613	72,188	185,399
NET ASSETS:
Change in net assets	(181,837)	650,909	(67,154)	334,057
Beginning of period	1,296,167	645,258	687,796	353,739
End of period	$1,114,330	$1,296,167	$620,642	$687,796
SEE NOTES TO FINANCIAL STATEMENTS.

118	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	JPMorgan SmartRetirement® Blend 2060 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,206	$2,644
Net realized gain (loss)	(2,021)	4,913
Distributions of capital gains received from investment company non-affiliates	—	—(a)
Distributions of capital gains received from investment company affiliates	1,731	102
Change in net unrealized appreciation/depreciation	(43,491)	31,775
Change in net assets resulting from operations	(38,575)	39,434
DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(25)	(6)
Class R2	(1)	—(a)
Class R3	(80)	(26)
Class R4	(28)	(4)
Class R5	(257)	(98)
Class R6	(8,311)	(2,530)
Total distributions to shareholders	(8,702)	(2,664)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	88,962	83,806
NET ASSETS:
Change in net assets	41,685	120,576
Beginning of period	197,185	76,609
End of period	$238,870	$197,185

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	119

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend Income Fund		JPMorgan SmartRetirement® Blend 2015 Fund (formerly known as JPMorgan SmartSpending 2015 Fund)
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A (a)
Proceeds from shares issued	$—	$—	$1	$—(b)
Cost of shares redeemed	—	—	(28)	—
Change in net assets resulting from Class A capital transactions	—	—	(27)	—(b)
Class I
Proceeds from shares issued	539	692	—	—(b)
Distributions reinvested	212	252	1,740	598
Cost of shares redeemed	(2,739)	(1,043)	(1,622)	(1,647)
Change in net assets resulting from Class I capital transactions	(1,988)	(99)	118	(1,049)
Class R2
Proceeds from shares issued	—	3	—	—
Distributions reinvested	1	2	1	—(b)
Cost of shares redeemed	(37)	(4)	—	—
Change in net assets resulting from Class R2 capital transactions	(36)	1	1	—(b)
Class R3
Proceeds from shares issued	251	2,463	—	—
Distributions reinvested	287	303	1	—(b)
Cost of shares redeemed	(2,820)	(1,170)	—	—
Change in net assets resulting from Class R3 capital transactions	(2,282)	1,596	1	—(b)
Class R4
Proceeds from shares issued	5,517	12,628	—	—
Distributions reinvested	583	136	2	—(b)
Cost of shares redeemed	(3,553)	(1,059)	—	—
Change in net assets resulting from Class R4 capital transactions	2,547	11,705	2	—(b)
Class R5
Proceeds from shares issued	3,137	8,198	—	—
Distributions reinvested	711	968	2	1
Cost of shares redeemed	(8,742)	(15,498)	—	—
Change in net assets resulting from Class R5 capital transactions	(4,894)	(6,332)	2	1
Class R6
Proceeds from shares issued	107,335	401,432	1,763	—
Distributions reinvested	27,051	27,914	2	1
Cost of shares redeemed	(207,398)	(221,961)	(729)	—
Change in net assets resulting from Class R6 capital transactions	(73,012)	207,385	1,036	1
Total change in net assets resulting from capital transactions	$(79,665)	$214,256	$1,133	$(1,047)

(a)
Liquidated on October 14, 2021 for JPMorgan SmartRetirement® Blend 2015 Fund (formerly known as JPMorgan SmartSpending 2015 fund)
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

120	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	JPMorgan SmartRetirement® Blend Income Fund		JPMorgan SmartRetirement® Blend 2015 Fund (formerly known as JPMorgan SmartSpending 2015 Fund)
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS:
Class A (a)
Issued	—	—	—	—(b)
Reinvested	—	—	—	—(b)
Redeemed	—	—	(2)	—
Change in Class A Shares	—	—	(2)	—(b)
Class I
Issued	28	36	—	—(b)
Reinvested	11	14	108	37
Redeemed	(144)	(55)	(104)	(104)
Change in Class I Shares	(105)	(5)	4	(67)
Class R2
Reinvested	—	—(b)	—	—(b)
Redeemed	(2)	—(b)	—	—
Change in Class R2 Shares	(2)	—(b)	—	—(b)
Class R3
Issued	13	132	—	—
Reinvested	15	16	1	—(b)
Redeemed	(146)	(62)	—	—
Change in Class R3 Shares	(118)	86	1	—(b)
Class R4
Issued	294	645	—	—
Reinvested	31	7	—	1
Redeemed	(189)	(56)	—	—
Change in Class R4 Shares	136	596	—	1
Class R5
Issued	168	433	—	—
Reinvested	38	51	—	—(b)
Redeemed	(458)	(821)	—	—
Change in Class R5 Shares	(252)	(337)	—	—(b)
Class R6
Issued	5,859	21,269	112	—
Reinvested	1,415	1,478	—	—(b)
Redeemed	(11,100)	(11,714)	(45)	—
Change in Class R6 Shares	(3,826)	11,033	67	—(b)

(a)
Liquidated on October 14, 2021 for JPMorgan SmartRetirement® Blend 2015 Fund (formerly known as JPMorgan SmartSpending 2015 fund)
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	121

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2020 Fund		JPMorgan SmartRetirement® Blend 2025 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$602	$990	$1,623	$2,158
Distributions reinvested	493	472	961	730
Cost of shares redeemed	(4,973)	(4,542)	(9,133)	(2,779)
Change in net assets resulting from Class I capital transactions	(3,878)	(3,080)	(6,549)	109
Class R2
Proceeds from shares issued	—	—(a)	88	203
Distributions reinvested	1	1	50	38
Cost of shares redeemed	(10)	—	(37)	(174)
Change in net assets resulting from Class R2 capital transactions	(9)	1	101	67
Class R3
Proceeds from shares issued	3,694	7,508	10,880	11,813
Distributions reinvested	1,593	1,450	1,817	1,378
Cost of shares redeemed	(17,191)	(10,916)	(23,859)	(7,048)
Change in net assets resulting from Class R3 capital transactions	(11,904)	(1,958)	(11,162)	6,143
Class R4
Proceeds from shares issued	4,170	14,218	7,878	27,781
Distributions reinvested	808	205	1,404	421
Cost of shares redeemed	(3,519)	(3,570)	(5,174)	(4,431)
Change in net assets resulting from Class R4 capital transactions	1,459	10,853	4,108	23,771
Class R5
Proceeds from shares issued	10,835	14,568	16,540	24,792
Distributions reinvested	1,066	1,517	2,382	2,572
Cost of shares redeemed	(23,822)	(27,456)	(39,118)	(44,829)
Change in net assets resulting from Class R5 capital transactions	(11,921)	(11,371)	(20,196)	(17,465)
Class R6
Proceeds from shares issued	196,568	801,256	422,533	1,192,857
Distributions reinvested	59,792	52,884	87,911	65,910
Cost of shares redeemed	(443,902)	(457,611)	(564,818)	(525,456)
Change in net assets resulting from Class R6 capital transactions	(187,542)	396,529	(54,374)	733,311
Total change in net assets resulting from capital transactions	$(213,795)	$390,974	$(88,072)	$745,936
SHARE TRANSACTIONS:
Class I
Issued	28	46	70	93
Reinvested	24	22	40	31
Redeemed	(242)	(213)	(419)	(120)
Change in Class I Shares	(190)	(145)	(309)	4

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

122	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	JPMorgan SmartRetirement® Blend 2020 Fund		JPMorgan SmartRetirement® Blend 2025 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class R2
Issued	—	—	5	8
Reinvested	—	—(a)	2	2
Redeemed	—	—	(2)	(7)
Change in Class R2 Shares	—	—(a)	5	3
Class R3
Issued	178	363	455	520
Reinvested	75	68	76	60
Redeemed	(827)	(520)	(1,012)	(307)
Change in Class R3 Shares	(574)	(89)	(481)	273
Class R4
Issued	200	647	335	1,148
Reinvested	38	10	58	18
Redeemed	(170)	(175)	(217)	(198)
Change in Class R4 Shares	68	482	176	968
Class R5
Issued	526	693	712	1,051
Reinvested	50	72	98	111
Redeemed	(1,122)	(1,307)	(1,638)	(1,943)
Change in Class R5 Shares	(546)	(542)	(828)	(781)
Class R6
Issued	9,634	37,758	18,571	51,528
Reinvested	2,799	2,489	3,652	2,830
Redeemed	(21,159)	(21,456)	(24,164)	(22,582)
Change in Class R6 Shares	(8,726)	18,791	(1,941)	31,776

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	123

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2030 Fund		JPMorgan SmartRetirement® Blend 2035 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$1,602	$4,467	$1,289	$1,980
Distributions reinvested	1,068	544	627	223
Cost of shares redeemed	(10,615)	(549)	(7,114)	(3,492)
Change in net assets resulting from Class I capital transactions	(7,945)	4,462	(5,198)	(1,289)
Class R2
Proceeds from shares issued	137	318	109	600
Distributions reinvested	2	6	1	7
Cost of shares redeemed	(24)	(362)	(783)	(84)
Change in net assets resulting from Class R2 capital transactions	115	(38)	(673)	523
Class R3
Proceeds from shares issued	9,267	14,213	6,946	9,201
Distributions reinvested	2,490	1,411	1,643	537
Cost of shares redeemed	(22,084)	(11,955)	(9,556)	(4,953)
Change in net assets resulting from Class R3 capital transactions	(10,327)	3,669	(967)	4,785
Class R4
Proceeds from shares issued	9,816	35,809	9,934	31,914
Distributions reinvested	1,870	452	1,968	331
Cost of shares redeemed	(6,303)	(5,367)	(3,107)	(6,432)
Change in net assets resulting from Class R4 capital transactions	5,383	30,894	8,795	25,813
Class R5
Proceeds from shares issued	17,111	23,882	16,716	15,680
Distributions reinvested	2,709	2,526	2,118	1,281
Cost of shares redeemed	(53,272)	(41,017)	(44,165)	(25,076)
Change in net assets resulting from Class R5 capital transactions	(33,452)	(14,609)	(25,331)	(8,115)
Class R6
Proceeds from shares issued	538,704	1,282,006	523,087	1,228,224
Distributions reinvested	104,184	58,764	104,483	38,048
Cost of shares redeemed	(573,144)	(575,546)	(484,901)	(448,072)
Change in net assets resulting from Class R6 capital transactions	69,744	765,224	142,669	818,200
Total change in net assets resulting from capital transactions	$23,518	$789,602	$119,295	$839,917
SHARE TRANSACTIONS:
Class I
Issued	64	174	47	73
Reinvested	40	22	22	9
Redeemed	(443)	(22)	(258)	(127)
Change in Class I Shares	(339)	174	(189)	(45)
SEE NOTES TO FINANCIAL STATEMENTS.

124	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	JPMorgan SmartRetirement® Blend 2030 Fund		JPMorgan SmartRetirement® Blend 2035 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class R2
Issued	6	14	4	25
Reinvested	—(a)	—(a)	—(a)	—(a)
Redeemed	(1)	(14)	(26)	(3)
Change in Class R2 Shares	5	—(a)	(22)	22
Class R3
Issued	360	588	254	358
Reinvested	95	57	57	20
Redeemed	(855)	(474)	(339)	(190)
Change in Class R3 Shares	(400)	171	(28)	188
Class R4
Issued	385	1,366	356	1,116
Reinvested	71	18	69	12
Redeemed	(243)	(231)	(111)	(264)
Change in Class R4 Shares	213	1,153	314	864
Class R5
Issued	676	957	604	594
Reinvested	103	101	74	48
Redeemed	(2,051)	(1,635)	(1,538)	(961)
Change in Class R5 Shares	(1,272)	(577)	(860)	(319)
Class R6
Issued	21,696	51,696	19,456	46,557
Reinvested	3,953	2,345	3,644	1,408
Redeemed	(22,361)	(22,979)	(17,461)	(16,752)
Change in Class R6 Shares	3,288	31,062	5,639	31,213

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	125

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2040 Fund		JPMorgan SmartRetirement® Blend 2045 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$1,053	$1,326	$1,289	$2,623
Distributions reinvested	382	121	384	115
Cost of shares redeemed	(3,029)	(812)	(2,990)	(576)
Change in net assets resulting from Class I capital transactions	(1,594)	635	(1,317)	2,162
Class R2
Proceeds from shares issued	12	72	—	15
Distributions reinvested	1	1	1	—(a)
Cost of shares redeemed	(17)	(90)	(17)	(19)
Change in net assets resulting from Class R2 capital transactions	(4)	(17)	(16)	(4)
Class R3
Proceeds from shares issued	4,614	11,027	4,125	6,396
Distributions reinvested	1,585	470	895	237
Cost of shares redeemed	(12,091)	(3,745)	(5,451)	(3,250)
Change in net assets resulting from Class R3 capital transactions	(5,892)	7,752	(431)	3,383
Class R4
Proceeds from shares issued	8,428	27,596	9,998	18,578
Distributions reinvested	1,678	275	1,124	186
Cost of shares redeemed	(4,567)	(5,100)	(4,774)	(4,274)
Change in net assets resulting from Class R4 capital transactions	5,539	22,771	6,348	14,490
Class R5
Proceeds from shares issued	10,224	15,227	10,737	10,224
Distributions reinvested	2,066	904	1,311	720
Cost of shares redeemed	(35,674)	(21,996)	(29,440)	(21,719)
Change in net assets resulting from Class R5 capital transactions	(23,384)	(5,865)	(17,392)	(10,775)
Class R6
Proceeds from shares issued	479,772	1,045,299	404,711	859,668
Distributions reinvested	97,186	31,917	71,514	23,274
Cost of shares redeemed	(459,465)	(481,888)	(346,370)	(347,893)
Change in net assets resulting from Class R6 capital transactions	117,493	595,328	129,855	535,049
Total change in net assets resulting from capital transactions	$92,158	$620,604	$117,047	$544,305
SHARE TRANSACTIONS:
Class I
Issued	37	47	41	90
Reinvested	13	4	12	4
Redeemed	(103)	(30)	(99)	(21)
Change in Class I Shares	(53)	21	(46)	73

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

126	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	JPMorgan SmartRetirement® Blend 2040 Fund		JPMorgan SmartRetirement® Blend 2045 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class R2
Issued	1	2	1	1
Reinvested	—	—(a)	—	—(a)
Redeemed	(1)	(3)	(1)	(1)
Change in Class R2 Shares	—	(1)	—	—(a)
Class R3
Issued	159	426	138	234
Reinvested	53	17	29	9
Redeemed	(403)	(141)	(179)	(116)
Change in Class R3 Shares	(191)	302	(12)	127
Class R4
Issued	292	924	337	607
Reinvested	56	10	36	6
Redeemed	(157)	(208)	(160)	(169)
Change in Class R4 Shares	191	726	213	444
Class R5
Issued	353	552	359	371
Reinvested	69	33	42	26
Redeemed	(1,194)	(813)	(956)	(783)
Change in Class R5 Shares	(772)	(228)	(555)	(386)
Class R6
Issued	16,987	38,396	13,868	31,133
Reinvested	3,236	1,141	2,300	816
Redeemed	(15,767)	(17,410)	(11,575)	(12,368)
Change in Class R6 Shares	4,456	22,127	4,593	19,581

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	127

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2050 Fund		JPMorgan SmartRetirement® Blend 2055 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$726	$1,063	$589	$1,009
Distributions reinvested	195	64	140	41
Cost of shares redeemed	(2,379)	(851)	(1,236)	(442)
Change in net assets resulting from Class I capital transactions	(1,458)	276	(507)	608
Class R2
Proceeds from shares issued	8	101	7	145
Distributions reinvested	1	1	1	1
Cost of shares redeemed	(27)	(115)	(20)	(183)
Change in net assets resulting from Class R2 capital transactions	(18)	(13)	(12)	(37)
Class R3
Proceeds from shares issued	3,498	5,350	1,575	4,017
Distributions reinvested	466	149	146	56
Cost of shares redeemed	(6,151)	(2,252)	(4,432)	(1,634)
Change in net assets resulting from Class R3 capital transactions	(2,187)	3,247	(2,711)	2,439
Class R4
Proceeds from shares issued	7,159	20,543	5,511	9,595
Distributions reinvested	1,234	203	623	108
Cost of shares redeemed	(3,923)	(2,806)	(3,094)	(1,500)
Change in net assets resulting from Class R4 capital transactions	4,470	17,940	3,040	8,203
Class R5
Proceeds from shares issued	7,906	9,503	6,464	8,577
Distributions reinvested	1,248	615	959	436
Cost of shares redeemed	(26,400)	(14,398)	(18,377)	(11,806)
Change in net assets resulting from Class R5 capital transactions	(17,246)	(4,280)	(10,954)	(2,793)
Class R6
Proceeds from shares issued	340,655	640,331	234,325	353,892
Distributions reinvested	55,923	18,185	30,328	9,334
Cost of shares redeemed	(308,345)	(301,073)	(181,321)	(186,247)
Change in net assets resulting from Class R6 capital transactions	88,233	357,443	83,332	176,979
Total change in net assets resulting from capital transactions	$71,794	$374,613	$72,188	$185,399
SHARE TRANSACTIONS:
Class I
Issued	23	39	20	37
Reinvested	7	2	5	1
Redeemed	(79)	(31)	(42)	(16)
Change in Class I Shares	(49)	10	(17)	22
SEE NOTES TO FINANCIAL STATEMENTS.

128	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	JPMorgan SmartRetirement® Blend 2050 Fund		JPMorgan SmartRetirement® Blend 2055 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class R2
Issued	1	4	1	5
Reinvested	—	—(a)	—	—(a)
Redeemed	(1)	(4)	(1)	(6)
Change in Class R2 Shares	—	—(a)	—	(1)
Class R3
Issued	118	207	54	154
Reinvested	16	5	4	2
Redeemed	(200)	(81)	(144)	(58)
Change in Class R3 Shares	(66)	131	(86)	98
Class R4
Issued	240	671	187	318
Reinvested	40	7	20	4
Redeemed	(131)	(110)	(104)	(57)
Change in Class R4 Shares	149	568	103	265
Class R5
Issued	263	347	216	314
Reinvested	40	22	32	16
Redeemed	(858)	(520)	(601)	(435)
Change in Class R5 Shares	(555)	(151)	(353)	(105)
Class R6
Issued	11,646	23,221	8,065	12,900
Reinvested	1,802	641	985	331
Redeemed	(10,280)	(10,702)	(6,110)	(6,683)
Change in Class R6 Shares	3,168	13,160	2,940	6,548

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	129

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2060 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$9,420	$252
Distributions reinvested	24	6
Cost of shares redeemed	(301)	(72)
Change in net assets resulting from Class I capital transactions	9,143	186
Class R2
Proceeds from shares issued	10	8
Distributions reinvested	1	—(a)
Cost of shares redeemed	(16)	(9)
Change in net assets resulting from Class R2 capital transactions	(5)	(1)
Class R3
Proceeds from shares issued	1,083	1,541
Distributions reinvested	80	26
Cost of shares redeemed	(1,243)	(725)
Change in net assets resulting from Class R3 capital transactions	(80)	842
Class R4
Proceeds from shares issued	2,290	238
Distributions reinvested	28	4
Cost of shares redeemed	(282)	(224)
Change in net assets resulting from Class R4 capital transactions	2,036	18
Class R5
Proceeds from shares issued	2,708	3,590
Distributions reinvested	257	98
Cost of shares redeemed	(6,399)	(1,830)
Change in net assets resulting from Class R5 capital transactions	(3,434)	1,858
Class R6
Proceeds from shares issued	132,073	132,210
Distributions reinvested	8,224	2,501
Cost of shares redeemed	(58,995)	(53,808)
Change in net assets resulting from Class R6 capital transactions	81,302	80,903
Total change in net assets resulting from capital transactions	$88,962	$83,806
SHARE TRANSACTIONS:
Class I
Issued	466	12
Reinvested	1	—(a)
Redeemed	(13)	(3)
Change in Class I Shares	454	9

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

130	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	JPMorgan SmartRetirement® Blend 2060 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class R2
Issued	—	—(a)
Reinvested	—	—(a)
Redeemed	(1)	—(a)
Change in Class R2 Shares	(1)	—(a)
Class R3
Issued	47	71
Reinvested	4	1
Redeemed	(53)	(32)
Change in Class R3 Shares	(2)	40
Class R4
Issued	99	12
Reinvested	1	—(a)
Redeemed	(12)	(12)
Change in Class R4 Shares	88	—(a)
Class R5
Issued	120	169
Reinvested	10	5
Redeemed	(275)	(87)
Change in Class R5 Shares	(145)	87
Class R6
Issued	5,858	6,189
Reinvested	344	114
Redeemed	(2,568)	(2,488)
Change in Class R6 Shares	3,634	3,815

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	131

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend Income Fund
Class I
Year Ended June 30, 2022	$19.48	$0.38	$(2.66)	$(2.28)	$(0.23)	$(0.55)	$(0.78)
Year Ended June 30, 2021	17.65	0.33	2.28	2.61	(0.34)	(0.44)	(0.78)
Year Ended June 30, 2020	17.52	0.42	0.13	0.55	(0.42)	—	(0.42)
Year Ended June 30, 2019	17.53	0.45	0.49	0.94	(0.45)	(0.50)	(0.95)
Year Ended June 30, 2018	17.25	0.42	0.29	0.71	(0.43)	—	(0.43)
Class R2
Year Ended June 30, 2022	19.47	0.26	(2.64)	(2.38)	(0.13)	(0.55)	(0.68)
Year Ended June 30, 2021	17.64	0.24	2.28	2.52	(0.25)	(0.44)	(0.69)
Year Ended June 30, 2020	17.51	0.34	0.12	0.46	(0.33)	—	(0.33)
Year Ended June 30, 2019	17.53	0.39	0.46	0.85	(0.37)	(0.50)	(0.87)
Year Ended June 30, 2018	17.25	0.34	0.28	0.62	(0.34)	—	(0.34)
Class R3
Year Ended June 30, 2022	19.47	0.34	(2.67)	(2.33)	(0.20)	(0.55)	(0.75)
Year Ended June 30, 2021	17.64	0.28	2.28	2.56	(0.29)	(0.44)	(0.73)
Year Ended June 30, 2020	17.52	0.35	0.15	0.50	(0.38)	—	(0.38)
Year Ended June 30, 2019	17.54	0.43	0.46	0.89	(0.41)	(0.50)	(0.91)
Year Ended June 30, 2018	17.24	0.31	0.35	0.66	(0.36)	—	(0.36)
Class R4
Year Ended June 30, 2022	19.48	0.39	(2.68)	(2.29)	(0.23)	(0.55)	(0.78)
Year Ended June 30, 2021	17.65	0.47	2.15	2.62	(0.35)	(0.44)	(0.79)
Year Ended June 30, 2020	17.52	0.42	0.13	0.55	(0.42)	—	(0.42)
Year Ended June 30, 2019	17.52	0.49	0.45	0.94	(0.44)	(0.50)	(0.94)
Year Ended June 30, 2018	17.24	0.46	0.25	0.71	(0.43)	—	(0.43)
Class R5
Year Ended June 30, 2022	19.48	0.41	(2.68)	(2.27)	(0.24)	(0.55)	(0.79)
Year Ended June 30, 2021	17.64	0.35	2.30	2.65	(0.37)	(0.44)	(0.81)
Year Ended June 30, 2020	17.51	0.45	0.13	0.58	(0.45)	—	(0.45)
Year Ended June 30, 2019	17.53	0.50	0.46	0.96	(0.48)	(0.50)	(0.98)
Year Ended June 30, 2018	17.26	0.50	0.23	0.73	(0.46)	—	(0.46)
Class R6
Year Ended June 30, 2022	19.49	0.43	(2.68)	(2.25)	(0.25)	(0.55)	(0.80)
Year Ended June 30, 2021	17.65	0.39	2.28	2.67	(0.39)	(0.44)	(0.83)
Year Ended June 30, 2020	17.52	0.47	0.13	0.60	(0.47)	—	(0.47)
Year Ended June 30, 2019	17.54	0.52	0.46	0.98	(0.50)	(0.50)	(1.00)
Year Ended June 30, 2018	17.26	0.48	0.27	0.75	(0.47)	—	(0.47)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

132	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$16.42	(12.25)%	$3,519	0.27%	2.05%	0.50%	54%
19.48	14.98	6,243	0.27	1.75	0.56	116
17.65	3.19	5,745	0.28	2.41	0.66	66
17.52	5.67	7,450	0.27	2.62	0.65	57
17.53	4.09	13,663	0.28	2.37	0.70	51

16.41	(12.71)	17	0.78	1.37	1.03	54
19.47	14.42	56	0.77	1.25	1.06	116
17.64	2.68	49	0.78	1.93	2.67	66
17.51	5.13	48	0.77	2.28	1.16	57
17.53	3.57	46	0.78	1.90	1.47	51

16.39	(12.48)	5,767	0.53	1.79	0.76	54
19.47	14.71	9,146	0.52	1.51	0.79	116
17.64	2.91	6,778	0.53	2.01	0.87	66
17.52	5.38	566	0.52	2.51	0.91	57
17.54	3.81	598	0.52	1.72	0.92	51

16.41	(12.30)	13,606	0.28	2.09	0.51	54
19.48	15.01	13,511	0.27	2.47	0.54	116
17.65	3.18	1,705	0.28	2.40	0.63	66
17.52	5.66	2,290	0.27	2.86	0.65	57
17.52	4.10	4,716	0.28	2.61	0.67	51

16.42	(12.18)	14,108	0.13	2.19	0.36	54
19.48	15.21	21,633	0.12	1.88	0.40	116
17.64	3.35	25,547	0.13	2.56	0.48	66
17.51	5.80	62,732	0.12	2.88	0.50	57
17.53	4.21	83,274	0.13	2.80	0.53	51

16.44	(12.07)	538,482	0.03	2.30	0.26	54
19.49	15.32	712,820	0.02	2.04	0.29	116
17.65	3.46	450,928	0.03	2.69	0.38	66
17.52	5.90	351,885	0.02	3.00	0.40	57
17.54	4.35	284,279	0.03	2.71	0.44	51
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	133

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2015 Fund (formerly known as JPMorgan SmartSpendingSM 2015 Fund)
Class I
Year Ended June 30, 2022	$16.67	$0.32	$(2.23)	$(1.91)	$(0.32)	$(0.63)	$(0.95)
Year Ended June 30, 2021	14.75	0.28	1.96	2.24	(0.32)	—	(0.32)
Year Ended June 30, 2020	15.99	0.38	(0.67)	(0.29)	(0.45)	(0.50)	(0.95)
Year Ended June 30, 2019	15.87	0.44	0.42	0.86	(0.43)	(0.31)	(0.74)
Year Ended June 30, 2018	15.66	0.39	0.25	0.64	(0.26)	(0.17)	(0.43)
Class R2
Year Ended June 30, 2022	16.61	0.24	(2.22)	(1.98)	(0.24)	(0.63)	(0.87)
Year Ended June 30, 2021	14.70	0.20	1.95	2.15	(0.24)	—	(0.24)
Year Ended June 30, 2020	15.94	0.28	(0.67)	(0.39)	(0.35)	(0.50)	(0.85)
Year Ended June 30, 2019	15.83	0.33	0.42	0.75	(0.33)	(0.31)	(0.64)
Year Ended June 30, 2018	15.66	0.29	0.25	0.54	(0.20)	(0.17)	(0.37)
Class R3
Year Ended June 30, 2022	16.64	0.28	(2.23)	(1.95)	(0.28)	(0.63)	(0.91)
Year Ended June 30, 2021	14.72	0.24	1.95	2.19	(0.27)	—	(0.27)
Year Ended June 30, 2020	15.96	0.32	(0.67)	(0.35)	(0.39)	(0.50)	(0.89)
Year Ended June 30, 2019	15.85	0.37	0.42	0.79	(0.37)	(0.31)	(0.68)
Year Ended June 30, 2018	15.66	0.33	0.25	0.58	(0.22)	(0.17)	(0.39)
Class R4
Year Ended June 30, 2022	16.67	0.32	(2.23)	(1.91)	(0.32)	(0.63)	(0.95)
Year Ended June 30, 2021	14.75	0.28	1.95	2.23	(0.31)	—	(0.31)
Year Ended June 30, 2020	15.98	0.36	(0.66)	(0.30)	(0.43)	(0.50)	(0.93)
Year Ended June 30, 2019	15.86	0.41	0.43	0.84	(0.41)	(0.31)	(0.72)
Year Ended June 30, 2018	15.66	0.37	0.25	0.62	(0.25)	(0.17)	(0.42)
Class R5
Year Ended June 30, 2022	16.68	0.34	(2.22)	(1.88)	(0.35)	(0.63)	(0.98)
Year Ended June 30, 2021	14.76	0.30	1.95	2.25	(0.33)	—	(0.33)
Year Ended June 30, 2020	15.99	0.38	(0.66)	(0.28)	(0.45)	(0.50)	(0.95)
Year Ended June 30, 2019	15.87	0.44	0.42	0.86	(0.43)	(0.31)	(0.74)
Year Ended June 30, 2018	15.66	0.39	0.25	0.64	(0.26)	(0.17)	(0.43)
Class R6
Year Ended June 30, 2022	16.69	0.37	(2.24)	(1.87)	(0.36)	(0.63)	(0.99)
Year Ended June 30, 2021	14.77	0.32	1.95	2.27	(0.35)	—	(0.35)
Year Ended June 30, 2020	16.00	0.40	(0.66)	(0.26)	(0.47)	(0.50)	(0.97)
Year Ended June 30, 2019	15.88	0.45	0.42	0.87	(0.44)	(0.31)	(0.75)
Year Ended June 30, 2018	15.66	0.41	0.25	0.66	(0.27)	(0.17)	(0.44)

(a)	Calculated based upon average shares outstanding.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

134	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$13.81	(12.22)%	$25,557	0.28%	2.00%	1.14%	58%
16.67	15.28	30,778	0.27	1.76	1.26	107
14.75	(2.06)	28,222	0.22	2.46	1.41	125
15.99	5.75	30,411	0.19	2.79	1.44	50
15.87	4.12	30,323	0.19(f)	2.46(f)	1.36(f)	30

13.76	(12.62)	22	0.77	1.51	1.65	58
16.61	14.67	26	0.78	1.25	1.82	107
14.70	(2.68)	22	0.85	1.83	2.08	125
15.94	5.05	23	0.85	2.13	1.97	50
15.83	3.46	21	0.85(f)	1.80(f)	2.00(f)	30

13.78	(12.45)	23	0.53	1.75	1.41	58
16.64	14.98	26	0.53	1.50	2.01	107
14.72	(2.45)	22	0.60	2.08	4.58	125
15.96	5.29	23	0.60	2.38	1.72	50
15.85	3.74	22	0.60(f)	2.05(f)	1.75(f)	30

13.81	(12.21)	23	0.28	2.00	1.15	58
16.67	15.22	26	0.28	1.75	1.54	107
14.75	(2.14)	23	0.35	2.33	3.05	125
15.98	5.60	23	0.35	2.63	1.47	50
15.86	3.96	22	0.35(f)	2.30(f)	1.50(f)	30

13.82	(12.08)	23	0.12	2.16	1.00	58
16.68	15.37	26	0.13	1.90	1.75	107
14.76	(2.00)	23	0.20	2.48	5.06	125
15.99	5.74	23	0.20	2.78	1.32	50
15.87	4.11	22	0.21(f)	2.44(f)	1.36(f)	30

13.83	(11.99)	956	0.02	2.51	0.88	58
16.69	15.47	26	0.04	2.00	1.09	107
14.77	(1.91)	23	0.10	2.58	1.21	125
16.00	5.84	23	0.10	2.88	1.23	50
15.88	4.24	22	0.10(f)	2.55(f)	1.25(f)	30
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	135

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2020 Fund
Class I
Year Ended June 30, 2022	$21.93	$0.43	$(2.98)	$(2.55)	$(0.26)	$(0.80)	$(1.06)
Year Ended June 30, 2021	19.70	0.37	2.71	3.08	(0.38)	(0.47)	(0.85)
Year Ended June 30, 2020	19.53	0.47	0.19	0.66	(0.47)	(0.02)	(0.49)
Year Ended June 30, 2019	19.63	0.50	0.53	1.03	(0.51)	(0.62)	(1.13)
Year Ended June 30, 2018	19.09	0.48	0.53	1.01	(0.47)	—	(0.47)
Class R2
Year Ended June 30, 2022	21.96	0.32	(2.97)	(2.65)	(0.19)	(0.80)	(0.99)
Year Ended June 30, 2021	19.74	0.27	2.70	2.97	(0.28)	(0.47)	(0.75)
Year Ended June 30, 2020	19.52	0.32	0.25	0.57	(0.33)	(0.02)	(0.35)
Year Ended June 30, 2019	19.64	0.46	0.47	0.93	(0.43)	(0.62)	(1.05)
Year Ended June 30, 2018	19.10	0.38	0.54	0.92	(0.38)	—	(0.38)
Class R3
Year Ended June 30, 2022	21.90	0.38	(2.98)	(2.60)	(0.23)	(0.80)	(1.03)
Year Ended June 30, 2021	19.68	0.32	2.70	3.02	(0.33)	(0.47)	(0.80)
Year Ended June 30, 2020	19.51	0.41	0.20	0.61	(0.42)	(0.02)	(0.44)
Year Ended June 30, 2019	19.62	0.58	0.40	0.98	(0.47)	(0.62)	(1.09)
Year Ended June 30, 2018	19.08	0.45	0.52	0.97	(0.43)	—	(0.43)
Class R4
Year Ended June 30, 2022	21.94	0.43	(2.97)	(2.54)	(0.26)	(0.80)	(1.06)
Year Ended June 30, 2021	19.72	0.45	2.63	3.08	(0.39)	(0.47)	(0.86)
Year Ended June 30, 2020	19.55	0.47	0.19	0.66	(0.47)	(0.02)	(0.49)
Year Ended June 30, 2019	19.62	0.56	0.47	1.03	(0.48)	(0.62)	(1.10)
Year Ended June 30, 2018	19.08	0.53	0.49	1.02	(0.48)	—	(0.48)
Class R5
Year Ended June 30, 2022	21.94	0.46	(2.99)	(2.53)	(0.27)	(0.80)	(1.07)
Year Ended June 30, 2021	19.71	0.40	2.72	3.12	(0.42)	(0.47)	(0.89)
Year Ended June 30, 2020	19.54	0.50	0.19	0.69	(0.50)	(0.02)	(0.52)
Year Ended June 30, 2019	19.64	0.55	0.51	1.06	(0.54)	(0.62)	(1.16)
Year Ended June 30, 2018	19.10	0.58	0.47	1.05	(0.51)	—	(0.51)
Class R6
Year Ended June 30, 2022	21.94	0.48	(2.99)	(2.51)	(0.28)	(0.80)	(1.08)
Year Ended June 30, 2021	19.72	0.44	2.69	3.13	(0.44)	(0.47)	(0.91)
Year Ended June 30, 2020	19.55	0.53	0.18	0.71	(0.52)	(0.02)	(0.54)
Year Ended June 30, 2019	19.64	0.58	0.51	1.09	(0.56)	(0.62)	(1.18)
Year Ended June 30, 2018	19.10	0.54	0.52	1.06	(0.52)	—	(0.52)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

136	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$18.32	(12.31)%	$5,098	0.28%	2.04%	0.50%	56%
21.93	15.85	10,270	0.27	1.73	0.53	127
19.70	3.43	12,068	0.27	2.38	0.61	58
19.53	5.66	17,098	0.28	2.61	0.62	33
19.63	5.32	26,229	0.30	2.41	0.64	55

18.32	(12.71)	17	0.78	1.50	1.03	56
21.96	15.21	29	0.77	1.25	1.06	127
19.74	2.95	26	0.77	1.64	1.48	58
19.52	5.12	71	0.78	2.40	1.19	33
19.64	4.79	24	0.80	1.90	1.42	55

18.27	(12.53)	21,581	0.53	1.79	0.75	56
21.90	15.53	38,449	0.52	1.50	0.78	127
19.68	3.17	36,312	0.52	2.12	0.86	58
19.51	5.42	30,988	0.52	3.03	0.87	33
19.62	5.07	2,387	0.53	2.23	0.89	55

18.34	(12.25)	15,172	0.28	2.08	0.50	56
21.94	15.80	16,644	0.27	2.14	0.54	127
19.72	3.44	5,461	0.27	2.41	0.61	58
19.55	5.67	4,631	0.28	2.88	0.63	33
19.62	5.32	10,857	0.29	2.66	0.64	55

18.34	(12.19)	18,776	0.13	2.18	0.35	56
21.94	16.01	34,438	0.12	1.88	0.38	127
19.71	3.58	41,625	0.12	2.53	0.46	58
19.54	5.83	182,770	0.13	2.84	0.47	33
19.64	5.49	214,924	0.14	2.95	0.49	55

18.35	(12.10)	978,258	0.03	2.31	0.25	56
21.94	16.07	1,360,729	0.02	2.05	0.27	127
19.72	3.70	852,403	0.02	2.68	0.36	58
19.55	5.99	618,142	0.03	2.99	0.37	33
19.64	5.57	492,601	0.05	2.74	0.39	55
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	137

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2025 Fund
Class I
Year Ended June 30, 2022	$24.44	$0.47	$(3.61)	$(3.14)	$(0.30)	$(0.74)	$(1.04)
Year Ended June 30, 2021	20.88	0.39	3.98	4.37	(0.40)	(0.41)	(0.81)
Year Ended June 30, 2020	20.85	0.45	0.10	0.55	(0.44)	(0.08)	(0.52)
Year Ended June 30, 2019	20.77	0.51	0.63	1.14	(0.51)	(0.55)	(1.06)
Year Ended June 30, 2018	20.00	0.47	0.78	1.25	(0.48)	—	(0.48)
Class R2
Year Ended June 30, 2022	24.43	0.36	(3.62)	(3.26)	(0.24)	(0.74)	(0.98)
Year Ended June 30, 2021	20.88	0.27	3.97	4.24	(0.28)	(0.41)	(0.69)
Year Ended June 30, 2020	20.84	0.34	0.12	0.46	(0.34)	(0.08)	(0.42)
Year Ended June 30, 2019	20.76	0.43	0.62	1.05	(0.42)	(0.55)	(0.97)
Year Ended June 30, 2018	20.00	0.43	0.71	1.14	(0.38)	—	(0.38)
Class R3
Year Ended June 30, 2022	24.40	0.41	(3.60)	(3.19)	(0.27)	(0.74)	(1.01)
Year Ended June 30, 2021	20.86	0.33	3.96	4.29	(0.34)	(0.41)	(0.75)
Year Ended June 30, 2020	20.82	0.38	0.13	0.51	(0.39)	(0.08)	(0.47)
Year Ended June 30, 2019	20.75	0.61	0.48	1.09	(0.47)	(0.55)	(1.02)
Year Ended June 30, 2018	20.00	0.46	0.73	1.19	(0.44)	—	(0.44)
Class R4
Year Ended June 30, 2022	24.46	0.48	(3.62)	(3.14)	(0.30)	(0.74)	(1.04)
Year Ended June 30, 2021	20.91	0.48	3.88	4.36	(0.40)	(0.41)	(0.81)
Year Ended June 30, 2020	20.87	0.45	0.11	0.56	(0.44)	(0.08)	(0.52)
Year Ended June 30, 2019	20.76	0.55	0.60	1.15	(0.49)	(0.55)	(1.04)
Year Ended June 30, 2018	20.00	0.53	0.72	1.25	(0.49)	—	(0.49)
Class R5
Year Ended June 30, 2022	24.45	0.51	(3.62)	(3.11)	(0.32)	(0.74)	(1.06)
Year Ended June 30, 2021	20.89	0.41	3.99	4.40	(0.43)	(0.41)	(0.84)
Year Ended June 30, 2020	20.86	0.48	0.10	0.58	(0.47)	(0.08)	(0.55)
Year Ended June 30, 2019	20.78	0.56	0.61	1.17	(0.54)	(0.55)	(1.09)
Year Ended June 30, 2018	20.01	0.58	0.71	1.29	(0.52)	—	(0.52)
Class R6
Year Ended June 30, 2022	24.46	0.54	(3.63)	(3.09)	(0.33)	(0.74)	(1.07)
Year Ended June 30, 2021	20.90	0.46	3.96	4.42	(0.45)	(0.41)	(0.86)
Year Ended June 30, 2020	20.86	0.51	0.10	0.61	(0.49)	(0.08)	(0.57)
Year Ended June 30, 2019	20.78	0.59	0.61	1.20	(0.57)	(0.55)	(1.12)
Year Ended June 30, 2018	20.01	0.56	0.75	1.31	(0.54)	—	(0.54)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

138	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$20.26	(13.48)%	$12,346	0.30%	2.01%	0.50%	50%
24.44	21.19	22,423	0.29	1.67	0.53	107
20.88	2.67	19,084	0.30	2.15	0.61	61
20.85	5.89	18,384	0.29	2.52	0.62	25
20.77	6.27	23,668	0.31	2.27	0.64	57

20.19	(13.95)	1,103	0.80	1.56	1.00	50
24.43	20.54	1,230	0.79	1.18	1.03	107
20.88	2.21	980	0.80	1.64	1.12	61
20.84	5.38	958	0.79	2.10	1.12	25
20.76	5.72	816	0.80	2.02	1.14	57

20.20	(13.70)	29,917	0.55	1.76	0.75	50
24.40	20.82	47,880	0.54	1.43	0.78	107
20.86	2.46	35,243	0.55	1.83	0.86	61
20.82	5.64	23,836	0.54	3.01	0.87	25
20.75	5.94	1,925	0.54	2.20	0.87	57

20.28	(13.47)	30,405	0.30	2.07	0.49	50
24.46	21.14	32,349	0.29	2.07	0.53	107
20.91	2.71	7,401	0.30	2.13	0.61	61
20.87	5.90	7,896	0.29	2.71	0.62	25
20.76	6.23	18,420	0.30	2.54	0.63	57

20.28	(13.37)	43,290	0.15	2.18	0.34	50
24.45	21.35	72,428	0.14	1.79	0.38	107
20.89	2.82	78,200	0.15	2.29	0.46	61
20.86	6.05	196,513	0.14	2.74	0.47	25
20.78	6.45	197,524	0.16	2.76	0.48	57

20.30	(13.28)	1,718,926	0.05	2.31	0.24	50
24.46	21.46	2,118,605	0.04	1.99	0.27	107
20.90	2.98	1,146,307	0.05	2.43	0.36	61
20.86	6.15	865,881	0.04	2.88	0.37	25
20.78	6.54	627,031	0.06	2.67	0.38	57
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	139

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2030 Fund
Class I
Year Ended June 30, 2022	$26.66	$0.50	$(4.14)	$(3.64)	$(0.34)	$(0.82)	$(1.16)
Year Ended June 30, 2021	21.81	0.40	5.12	5.52	(0.41)	(0.26)	(0.67)
Year Ended June 30, 2020	21.85	0.42	0.06	0.48	(0.41)	(0.11)	(0.52)
Year Ended June 30, 2019	21.89	0.50	0.66	1.16	(0.51)	(0.69)	(1.20)
Year Ended June 30, 2018	20.86	0.48	1.05	1.53	(0.50)	—	(0.50)
Class R2
Year Ended June 30, 2022	26.76	0.44	(4.22)	(3.78)	(0.26)	(0.82)	(1.08)
Year Ended June 30, 2021	21.87	0.27	5.14	5.41	(0.26)	(0.26)	(0.52)
Year Ended June 30, 2020	21.86	0.07	0.30	0.37	(0.25)	(0.11)	(0.36)
Year Ended June 30, 2019	21.90	0.41	0.64	1.05	(0.40)	(0.69)	(1.09)
Year Ended June 30, 2018	20.87	0.37	1.05	1.42	(0.39)	—	(0.39)
Class R3
Year Ended June 30, 2022	26.59	0.44	(4.13)	(3.69)	(0.31)	(0.82)	(1.13)
Year Ended June 30, 2021	21.75	0.34	5.10	5.44	(0.34)	(0.26)	(0.60)
Year Ended June 30, 2020	21.81	0.35	0.07	0.42	(0.37)	(0.11)	(0.48)
Year Ended June 30, 2019	21.87	0.58	0.52	1.10	(0.47)	(0.69)	(1.16)
Year Ended June 30, 2018	20.85	0.50	0.97	1.47	(0.45)	—	(0.45)
Class R4
Year Ended June 30, 2022	26.67	0.51	(4.15)	(3.64)	(0.34)	(0.82)	(1.16)
Year Ended June 30, 2021	21.82	0.51	5.01	5.52	(0.41)	(0.26)	(0.67)
Year Ended June 30, 2020	21.88	0.42	0.05	0.47	(0.42)	(0.11)	(0.53)
Year Ended June 30, 2019	21.88	0.56	0.60	1.16	(0.47)	(0.69)	(1.16)
Year Ended June 30, 2018	20.85	0.53	1.00	1.53	(0.50)	—	(0.50)
Class R5
Year Ended June 30, 2022	26.66	0.54	(4.15)	(3.61)	(0.36)	(0.82)	(1.18)
Year Ended June 30, 2021	21.80	0.42	5.14	5.56	(0.44)	(0.26)	(0.70)
Year Ended June 30, 2020	21.86	0.46	0.04	0.50	(0.45)	(0.11)	(0.56)
Year Ended June 30, 2019	21.90	0.55	0.64	1.19	(0.54)	(0.69)	(1.23)
Year Ended June 30, 2018	20.87	0.60	0.96	1.56	(0.53)	—	(0.53)
Class R6
Year Ended June 30, 2022	26.67	0.58	(4.15)	(3.57)	(0.38)	(0.82)	(1.20)
Year Ended June 30, 2021	21.81	0.48	5.11	5.59	(0.47)	(0.26)	(0.73)
Year Ended June 30, 2020	21.87	0.48	0.05	0.53	(0.48)	(0.11)	(0.59)
Year Ended June 30, 2019	21.91	0.59	0.62	1.21	(0.56)	(0.69)	(1.25)
Year Ended June 30, 2018	20.88	0.57	1.01	1.58	(0.55)	—	(0.55)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)	Calculated based upon average number of units outstanding.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

140	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return(d)	Net assets, end of period (000's)	Net expenses(e)(f)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate

$21.86	(14.35)%	$13,080	0.32%	1.95%	0.49%	49%
26.66	25.56	24,992	0.32	1.62	0.52	94
21.81	2.19	16,640	0.34	1.92	0.60	51
21.85	5.76	28,932	0.32	2.35	0.62	17
21.89	7.32	32,534	0.33	2.17	0.64	54

21.90	(14.78)	140	0.82	1.79	1.01	49
26.76	24.95	44	0.82	1.10	1.05	94
21.87	1.64	37	0.83	0.30	1.21	51
21.86	5.24	591	0.82	1.93	1.13	17
21.90	6.78	25	0.83	1.66	1.39	54

21.77	(14.58)	44,192	0.57	1.73	0.74	49
26.59	25.27	64,653	0.57	1.36	0.77	94
21.75	1.89	49,156	0.59	1.62	0.85	51
21.81	5.50	26,950	0.57	2.73	0.87	17
21.87	7.05	5,862	0.57	2.26	0.88	54

21.87	(14.35)	39,828	0.32	2.02	0.49	49
26.67	25.57	42,877	0.32	2.04	0.52	94
21.82	2.14	9,940	0.34	1.93	0.60	51
21.88	5.75	9,072	0.32	2.62	0.62	17
21.88	7.33	26,233	0.33	2.39	0.63	54

21.87	(14.25)	44,084	0.17	2.09	0.34	49
26.66	25.79	87,630	0.17	1.72	0.37	94
21.80	2.29	84,230	0.19	2.11	0.45	51
21.86	5.93	236,899	0.17	2.57	0.47	17
21.90	7.50	251,868	0.18	2.71	0.48	54

21.90	(14.12)	2,051,907	0.07	2.26	0.24	49
26.67	25.90	2,411,541	0.06	1.93	0.27	94
21.81	2.40	1,294,750	0.09	2.22	0.35	51
21.87	6.03	880,234	0.07	2.76	0.37	17
21.91	7.58	593,600	0.08	2.56	0.38	54
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	141

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2035 Fund
Class I
Year Ended June 30, 2022	$28.89	$0.60	$(4.64)	$(4.04)	$(0.42)	$(0.93)	$(1.35)
Year Ended June 30, 2021	22.56	0.45	6.37	6.82	(0.47)	(0.02)	(0.49)
Year Ended June 30, 2020	22.80	0.40	(0.13)	0.27	(0.41)	(0.10)	(0.51)
Year Ended June 30, 2019	22.78	0.48	0.72	1.20	(0.50)	(0.68)	(1.18)
Year Ended June 30, 2018	21.54	0.48	1.26	1.74	(0.50)	—	(0.50)
Class R2
Year Ended June 30, 2022	28.90	0.20	(4.42)	(4.22)	(0.05)	(0.93)	(0.98)
Year Ended June 30, 2021	22.58	0.37	6.32	6.69	(0.35)	(0.02)	(0.37)
Year Ended June 30, 2020	22.78	0.22	(0.07)	0.15	(0.25)	(0.10)	(0.35)
Year Ended June 30, 2019	22.79	0.42	0.67	1.09	(0.42)	(0.68)	(1.10)
Year Ended June 30, 2018	21.55	0.36	1.27	1.63	(0.39)	—	(0.39)
Class R3
Year Ended June 30, 2022	28.84	0.51	(4.61)	(4.10)	(0.38)	(0.93)	(1.31)
Year Ended June 30, 2021	22.53	0.40	6.34	6.74	(0.41)	(0.02)	(0.43)
Year Ended June 30, 2020	22.77	0.33	(0.12)	0.21	(0.35)	(0.10)	(0.45)
Year Ended June 30, 2019	22.77	0.62	0.52	1.14	(0.46)	(0.68)	(1.14)
Year Ended June 30, 2018	21.54	0.44	1.24	1.68	(0.45)	—	(0.45)
Class R4
Year Ended June 30, 2022	28.91	0.59	(4.63)	(4.04)	(0.42)	(0.93)	(1.35)
Year Ended June 30, 2021	22.59	0.62	6.20	6.82	(0.48)	(0.02)	(0.50)
Year Ended June 30, 2020	22.83	0.41	(0.14)	0.27	(0.41)	(0.10)	(0.51)
Year Ended June 30, 2019	22.78	0.56	0.64	1.20	(0.47)	(0.68)	(1.15)
Year Ended June 30, 2018	21.54	0.54	1.20	1.74	(0.50)	—	(0.50)
Class R5
Year Ended June 30, 2022	28.91	0.61	(4.61)	(4.00)	(0.44)	(0.93)	(1.37)
Year Ended June 30, 2021	22.58	0.49	6.37	6.86	(0.51)	(0.02)	(0.53)
Year Ended June 30, 2020	22.82	0.46	(0.16)	0.30	(0.44)	(0.10)	(0.54)
Year Ended June 30, 2019	22.80	0.55	0.68	1.23	(0.53)	(0.68)	(1.21)
Year Ended June 30, 2018	21.56	0.60	1.18	1.78	(0.54)	—	(0.54)
Class R6
Year Ended June 30, 2022	28.92	0.66	(4.65)	(3.99)	(0.45)	(0.93)	(1.38)
Year Ended June 30, 2021	22.58	0.56	6.33	6.89	(0.53)	(0.02)	(0.55)
Year Ended June 30, 2020	22.82	0.48	(0.15)	0.33	(0.47)	(0.10)	(0.57)
Year Ended June 30, 2019	22.80	0.58	0.68	1.26	(0.56)	(0.68)	(1.24)
Year Ended June 30, 2018	21.56	0.57	1.23	1.80	(0.56)	—	(0.56)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

142	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$23.50	(14.78)%	$6,629	0.29%	2.12%	0.50%	32%
28.89	30.42	13,615	0.30	1.74	0.53	50
22.56	1.14	11,645	0.36	1.77	0.62	55
22.80	5.73	12,979	0.35	2.16	0.63	16
22.78	8.09	16,393	0.34	2.08	0.65	52

23.70	(15.18)	20	0.79	0.70	1.02	32
28.90	29.78	673	0.79	1.36	1.00	50
22.58	0.62	32	0.86	0.98	1.52	55
22.78	5.20	73	0.85	1.90	1.19	16
22.79	7.55	25	0.85	1.56	1.40	52

23.43	(14.98)	32,276	0.54	1.85	0.74	32
28.84	30.07	40,550	0.55	1.51	0.77	50
22.53	0.89	27,429	0.61	1.49	0.86	55
22.77	5.47	14,104	0.60	2.81	0.88	16
22.77	7.79	808	0.59	1.91	0.88	52

23.52	(14.77)	38,531	0.29	2.15	0.49	32
28.91	30.37	38,286	0.31	2.36	0.53	50
22.59	1.14	10,389	0.36	1.81	0.61	55
22.83	5.74	11,118	0.35	2.52	0.62	16
22.78	8.09	22,824	0.35	2.32	0.64	52

23.54	(14.64)	35,173	0.14	2.20	0.34	32
28.91	30.59	68,066	0.16	1.87	0.38	50
22.58	1.30	60,357	0.21	2.00	0.46	55
22.82	5.89	143,007	0.20	2.45	0.47	16
22.80	8.26	149,445	0.20	2.60	0.49	52

23.55	(14.58)	1,949,560	0.04	2.37	0.24	32
28.92	30.76	2,230,329	0.05	2.11	0.27	50
22.58	1.41	1,036,805	0.11	2.11	0.36	55
22.82	5.99	776,195	0.10	2.61	0.37	16
22.80	8.35	537,095	0.09	2.47	0.39	52
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	143

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2040 Fund
Class I
Year Ended June 30, 2022	$30.22	$0.60	$(4.96)	$(4.36)	$(0.44)	$(1.00)	$(1.44)
Year Ended June 30, 2021	22.92	0.46	7.29	7.75	(0.45)	—	(0.45)
Year Ended June 30, 2020	23.27	0.38	(0.25)	0.13	(0.37)	(0.11)	(0.48)
Year Ended June 30, 2019	23.43	0.47	0.72	1.19	(0.49)	(0.86)	(1.35)
Year Ended June 30, 2018	21.99	0.47	1.48	1.95	(0.51)	—	(0.51)
Class R2
Year Ended June 30, 2022	30.25	0.40	(4.91)	(4.51)	(0.34)	(1.00)	(1.34)
Year Ended June 30, 2021	22.93	0.30	7.31	7.61	(0.29)	—	(0.29)
Year Ended June 30, 2020	23.25	0.14	(0.13)	0.01	(0.22)	(0.11)	(0.33)
Year Ended June 30, 2019	23.43	0.45	0.63	1.08	(0.40)	(0.86)	(1.26)
Year Ended June 30, 2018	21.99	0.35	1.48	1.83	(0.39)	—	(0.39)
Class R3
Year Ended June 30, 2022	30.13	0.52	(4.93)	(4.41)	(0.40)	(1.00)	(1.40)
Year Ended June 30, 2021	22.86	0.39	7.27	7.66	(0.39)	—	(0.39)
Year Ended June 30, 2020	23.24	0.29	(0.23)	0.06	(0.33)	(0.11)	(0.44)
Year Ended June 30, 2019	23.42	0.63	0.50	1.13	(0.45)	(0.86)	(1.31)
Year Ended June 30, 2018	21.98	0.43	1.46	1.89	(0.45)	—	(0.45)
Class R4
Year Ended June 30, 2022	30.21	0.60	(4.96)	(4.36)	(0.44)	(1.00)	(1.44)
Year Ended June 30, 2021	22.92	0.63	7.12	7.75	(0.46)	—	(0.46)
Year Ended June 30, 2020	23.29	0.38	(0.26)	0.12	(0.38)	(0.11)	(0.49)
Year Ended June 30, 2019	23.42	0.55	0.64	1.19	(0.46)	(0.86)	(1.32)
Year Ended June 30, 2018	21.98	0.54	1.41	1.95	(0.51)	—	(0.51)
Class R5
Year Ended June 30, 2022	30.21	0.64	(4.95)	(4.31)	(0.46)	(1.00)	(1.46)
Year Ended June 30, 2021	22.92	0.49	7.29	7.78	(0.49)	—	(0.49)
Year Ended June 30, 2020	23.28	0.43	(0.26)	0.17	(0.42)	(0.11)	(0.53)
Year Ended June 30, 2019	23.44	0.54	0.68	1.22	(0.52)	(0.86)	(1.38)
Year Ended June 30, 2018	22.00	0.62	1.37	1.99	(0.55)	—	(0.55)
Class R6
Year Ended June 30, 2022	30.21	0.67	(4.95)	(4.28)	(0.48)	(1.00)	(1.48)
Year Ended June 30, 2021	22.92	0.56	7.25	7.81	(0.52)	—	(0.52)
Year Ended June 30, 2020	23.29	0.44	(0.26)	0.18	(0.44)	(0.11)	(0.55)
Year Ended June 30, 2019	23.44	0.58	0.68	1.26	(0.55)	(0.86)	(1.41)
Year Ended June 30, 2018	22.00	0.56	1.45	2.01	(0.57)	—	(0.57)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

144	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$24.42	(15.25)%	$5,656	0.30%	2.07%	0.50%	30%
30.22	34.02	8,625	0.32	1.69	0.53	41
22.92	0.48	6,039	0.39	1.62	0.62	45
23.27	5.62	16,102	0.37	2.04	0.63	18
23.43	8.87	22,132	0.36	2.02	0.65	52

24.40	(15.68)	29	0.80	1.38	1.08	30
30.25	33.34	38	0.83	1.14	1.05	41
22.93	(0.01)	34	0.89	0.58	1.43	45
23.25	5.12	122	0.87	1.98	1.17	18
23.43	8.33	25	0.86	1.49	1.40	52

24.32	(15.44)	29,263	0.55	1.79	0.75	30
30.13	33.66	42,002	0.57	1.46	0.77	41
22.86	0.19	24,977	0.64	1.28	0.85	45
23.24	5.38	7,996	0.62	2.79	0.88	18
23.42	8.62	987	0.61	1.81	0.88	52

24.41	(15.26)	32,393	0.30	2.09	0.50	30
30.21	34.00	34,312	0.33	2.33	0.53	41
22.92	0.48	9,393	0.39	1.63	0.61	45
23.29	5.63	9,186	0.36	2.40	0.63	18
23.42	8.88	18,927	0.36	2.28	0.64	52

24.44	(15.10)	24,949	0.15	2.20	0.34	30
30.21	34.17	54,184	0.17	1.80	0.38	41
22.92	0.67	46,316	0.24	1.84	0.46	45
23.28	5.79	161,533	0.22	2.36	0.48	18
23.44	9.04	164,943	0.21	2.62	0.49	52

24.45	(15.01)	1,728,200	0.05	2.33	0.25	30
30.21	34.30	2,001,424	0.07	2.03	0.27	41
22.92	0.74	1,011,011	0.14	1.93	0.36	45
23.29	5.94	690,079	0.12	2.52	0.38	18
23.44	9.13	461,883	0.11	2.40	0.39	52
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	145

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2045 Fund
Class I
Year Ended June 30, 2022	$31.00	$0.61	$(5.18)	$(4.57)	$(0.47)	$(0.89)	$(1.36)
Year Ended June 30, 2021	22.97	0.45	8.02	8.47	(0.44)	—	(0.44)
Year Ended June 30, 2020	23.43	0.36	(0.41)	(0.05)	(0.36)	(0.05)	(0.41)
Year Ended June 30, 2019	23.39	0.41	0.79	1.20	(0.48)	(0.68)	(1.16)
Year Ended June 30, 2018	21.92	0.46	1.51	1.97	(0.50)	—	(0.50)
Class R2
Year Ended June 30, 2022	31.02	0.34	(5.06)	(4.72)	(0.35)	(0.89)	(1.24)
Year Ended June 30, 2021	22.98	0.30	8.03	8.33	(0.29)	—	(0.29)
Year Ended June 30, 2020	23.41	0.19	(0.35)	(0.16)	(0.22)	(0.05)	(0.27)
Year Ended June 30, 2019	23.39	0.43	0.65	1.08	(0.38)	(0.68)	(1.06)
Year Ended June 30, 2018	21.93	0.34	1.51	1.85	(0.39)	—	(0.39)
Class R3
Year Ended June 30, 2022	30.93	0.52	(5.15)	(4.63)	(0.43)	(0.89)	(1.32)
Year Ended June 30, 2021	22.92	0.38	8.00	8.38	(0.37)	—	(0.37)
Year Ended June 30, 2020	23.38	0.28	(0.38)	(0.10)	(0.31)	(0.05)	(0.36)
Year Ended June 30, 2019	23.37	0.62	0.51	1.13	(0.44)	(0.68)	(1.12)
Year Ended June 30, 2018	21.91	0.45	1.47	1.92	(0.46)	—	(0.46)
Class R4
Year Ended June 30, 2022	31.00	0.61	(5.18)	(4.57)	(0.47)	(0.89)	(1.36)
Year Ended June 30, 2021	22.98	0.62	7.85	8.47	(0.45)	—	(0.45)
Year Ended June 30, 2020	23.43	0.36	(0.40)	(0.04)	(0.36)	(0.05)	(0.41)
Year Ended June 30, 2019	23.37	0.54	0.66	1.20	(0.46)	(0.68)	(1.14)
Year Ended June 30, 2018	21.91	0.54	1.43	1.97	(0.51)	—	(0.51)
Class R5
Year Ended June 30, 2022	31.02	0.63	(5.17)	(4.54)	(0.49)	(0.89)	(1.38)
Year Ended June 30, 2021	22.98	0.46	8.06	8.52	(0.48)	—	(0.48)
Year Ended June 30, 2020	23.43	0.41	(0.42)	(0.01)	(0.39)	(0.05)	(0.44)
Year Ended June 30, 2019	23.40	0.53	0.70	1.23	(0.52)	(0.68)	(1.20)
Year Ended June 30, 2018	21.93	0.60	1.41	2.01	(0.54)	—	(0.54)
Class R6
Year Ended June 30, 2022	31.04	0.68	(5.18)	(4.50)	(0.51)	(0.89)	(1.40)
Year Ended June 30, 2021	23.00	0.55	8.00	8.55	(0.51)	—	(0.51)
Year Ended June 30, 2020	23.46	0.43	(0.42)	0.01	(0.42)	(0.05)	(0.47)
Year Ended June 30, 2019	23.42	0.57	0.69	1.26	(0.54)	(0.68)	(1.22)
Year Ended June 30, 2018	21.95	0.56	1.47	2.03	(0.56)	—	(0.56)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

146	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$25.07	(15.55)%	$7,763	0.32%	2.05%	0.50%	26%
31.00	37.07	10,992	0.34	1.63	0.53	36
22.97	(0.24)	6,487	0.41	1.56	0.62	56
23.43	5.58	7,330	0.38	1.80	0.64	21
23.39	9.01	13,361	0.36	1.97	0.67	49

25.06	(15.96)	16	0.82	1.13	1.03	26
31.02	36.37	36	0.84	1.08	1.05	36
22.98	(0.73)	28	0.91	0.83	1.57	56
23.41	5.08	52	0.88	1.88	1.23	21
23.39	8.42	26	0.86	1.47	1.42	49

24.98	(15.76)	18,610	0.57	1.76	0.75	26
30.93	36.74	23,407	0.59	1.37	0.77	36
22.92	(0.47)	14,447	0.66	1.21	0.86	56
23.38	5.31	5,652	0.63	2.74	0.91	21
23.37	8.75	369	0.62	1.89	0.90	49

25.07	(15.55)	24,219	0.32	2.07	0.50	26
31.00	37.04	23,361	0.35	2.25	0.53	36
22.98	(0.20)	7,088	0.41	1.56	0.61	56
23.43	5.61	7,840	0.38	2.37	0.64	21
23.37	8.98	12,209	0.36	2.27	0.65	49

25.10	(15.45)	20,491	0.17	2.08	0.35	26
31.02	37.29	42,522	0.20	1.69	0.38	36
22.98	(0.05)	40,370	0.26	1.75	0.46	56
23.43	5.72	105,708	0.23	2.32	0.49	21
23.40	9.19	105,034	0.21	2.54	0.50	49

25.14	(15.32)	1,398,380	0.07	2.29	0.25	26
31.04	37.40	1,584,255	0.09	1.98	0.27	36
23.00	0.02	723,411	0.16	1.85	0.36	56
23.46	5.87	564,943	0.13	2.49	0.39	21
23.42	9.27	379,003	0.11	2.37	0.41	49
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	147

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2050 Fund
Class I
Year Ended June 30, 2022	$31.00	$0.61	$(5.19)	$(4.58)	$(0.47)	$(0.92)	$(1.39)
Year Ended June 30, 2021	22.96	0.44	8.04	8.48	(0.44)	—	(0.44)
Year Ended June 30, 2020	23.37	0.36	(0.36)	—	(0.34)	(0.07)	(0.41)
Year Ended June 30, 2019	23.40	0.40	0.79	1.19	(0.47)	(0.75)	(1.22)
Year Ended June 30, 2018	21.93	0.47	1.50	1.97	(0.50)	—	(0.50)
Class R2
Year Ended June 30, 2022	30.99	0.37	(5.10)	(4.73)	(0.35)	(0.92)	(1.27)
Year Ended June 30, 2021	22.95	0.28	8.05	8.33	(0.29)	—	(0.29)
Year Ended June 30, 2020	23.34	0.16	(0.28)	(0.12)	(0.20)	(0.07)	(0.27)
Year Ended June 30, 2019	23.40	0.44	0.64	1.08	(0.39)	(0.75)	(1.14)
Year Ended June 30, 2018	21.93	0.34	1.51	1.85	(0.38)	—	(0.38)
Class R3
Year Ended June 30, 2022	30.93	0.51	(5.15)	(4.64)	(0.43)	(0.92)	(1.35)
Year Ended June 30, 2021	22.92	0.38	8.00	8.38	(0.37)	—	(0.37)
Year Ended June 30, 2020	23.35	0.28	(0.33)	(0.05)	(0.31)	(0.07)	(0.38)
Year Ended June 30, 2019	23.39	0.54	0.60	1.14	(0.43)	(0.75)	(1.18)
Year Ended June 30, 2018	21.92	0.41	1.50	1.91	(0.44)	—	(0.44)
Class R4
Year Ended June 30, 2022	30.97	0.61	(5.18)	(4.57)	(0.47)	(0.92)	(1.39)
Year Ended June 30, 2021	22.95	0.64	7.83	8.47	(0.45)	—	(0.45)
Year Ended June 30, 2020	23.38	0.36	(0.36)	—	(0.36)	(0.07)	(0.43)
Year Ended June 30, 2019	23.39	0.53	0.67	1.20	(0.46)	(0.75)	(1.21)
Year Ended June 30, 2018	21.92	0.53	1.44	1.97	(0.50)	—	(0.50)
Class R5
Year Ended June 30, 2022	30.97	0.62	(5.15)	(4.53)	(0.49)	(0.92)	(1.41)
Year Ended June 30, 2021	22.94	0.47	8.04	8.51	(0.48)	—	(0.48)
Year Ended June 30, 2020	23.37	0.41	(0.38)	0.03	(0.39)	(0.07)	(0.46)
Year Ended June 30, 2019	23.40	0.53	0.70	1.23	(0.51)	(0.75)	(1.26)
Year Ended June 30, 2018	21.94	0.63	1.37	2.00	(0.54)	—	(0.54)
Class R6
Year Ended June 30, 2022	30.99	0.68	(5.18)	(4.50)	(0.51)	(0.92)	(1.43)
Year Ended June 30, 2021	22.96	0.55	7.99	8.54	(0.51)	—	(0.51)
Year Ended June 30, 2020	23.38	0.42	(0.35)	0.07	(0.42)	(0.07)	(0.49)
Year Ended June 30, 2019	23.42	0.57	0.68	1.25	(0.54)	(0.75)	(1.29)
Year Ended June 30, 2018	21.95	0.56	1.47	2.03	(0.56)	—	(0.56)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

148	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$25.03	(15.62)%	$2,505	0.33%	2.03%	0.50%	30%
31.00	37.14	4,604	0.34	1.61	0.55	35
22.96	(0.03)	3,183	0.41	1.51	0.64	46
23.37	5.60	7,583	0.37	1.72	0.66	21
23.40	9.00	16,339	0.36	2.00	0.70	50

24.99	(16.03)	24	0.82	1.22	1.04	30
30.99	36.45	46	0.85	1.05	1.06	35
22.95	(0.54)	31	0.91	0.69	1.60	46
23.34	5.12	77	0.88	1.95	1.22	21
23.40	8.46	25	0.86	1.46	1.45	50

24.94	(15.83)	10,840	0.58	1.72	0.75	30
30.93	36.76	15,505	0.59	1.38	0.78	35
22.92	(0.26)	8,489	0.66	1.24	0.87	46
23.35	5.37	3,040	0.63	2.41	0.94	21
23.39	8.74	444	0.62	1.72	0.92	50

25.01	(15.60)	24,896	0.33	2.04	0.50	30
30.97	37.11	26,235	0.34	2.31	0.53	35
22.95	(0.03)	6,401	0.41	1.55	0.62	46
23.38	5.62	5,910	0.38	2.32	0.65	21
23.39	9.01	10,425	0.36	2.25	0.68	50

25.03	(15.47)	16,656	0.18	2.07	0.35	30
30.97	37.33	37,779	0.19	1.73	0.38	35
22.94	0.11	31,456	0.26	1.74	0.47	46
23.37	5.80	99,930	0.23	2.33	0.50	21
23.40	9.13	94,636	0.21	2.66	0.52	50

25.06	(15.38)	1,059,409	0.08	2.28	0.25	30
30.99	37.43	1,211,998	0.09	1.96	0.27	35
22.96	0.27	595,698	0.16	1.82	0.37	46
23.38	5.85	397,215	0.13	2.50	0.41	21
23.42	9.26	246,132	0.11	2.39	0.44	50
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	149

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2055 Fund
Class I
Year Ended June 30, 2022	$30.75	$0.60	$(5.12)	$(4.52)	$(0.46)	$(0.93)	$(1.39)
Year Ended June 30, 2021	22.77	0.46	7.95	8.41	(0.43)	—	(0.43)
Year Ended June 30, 2020	23.18	0.36	(0.39)	(0.03)	(0.34)	(0.04)	(0.38)
Year Ended June 30, 2019	23.01	0.39	0.80	1.19	(0.47)	(0.55)	(1.02)
Year Ended June 30, 2018	21.58	0.46	1.46	1.92	(0.49)	—	(0.49)
Class R2
Year Ended June 30, 2022	30.76	0.36	(5.03)	(4.67)	(0.35)	(0.93)	(1.28)
Year Ended June 30, 2021	22.77	0.28	7.99	8.27	(0.28)	—	(0.28)
Year Ended June 30, 2020	23.16	0.16	(0.31)	(0.15)	(0.20)	(0.04)	(0.24)
Year Ended June 30, 2019	23.01	0.44	0.64	1.08	(0.38)	(0.55)	(0.93)
Year Ended June 30, 2018	21.58	0.34	1.46	1.80	(0.37)	—	(0.37)
Class R3
Year Ended June 30, 2022	30.66	0.48	(5.06)	(4.58)	(0.42)	(0.93)	(1.35)
Year Ended June 30, 2021	22.71	0.39	7.93	8.32	(0.37)	—	(0.37)
Year Ended June 30, 2020	23.14	0.31	(0.40)	(0.09)	(0.30)	(0.04)	(0.34)
Year Ended June 30, 2019	22.99	0.62	0.52	1.14	(0.44)	(0.55)	(0.99)
Year Ended June 30, 2018	21.57	0.42	1.43	1.85	(0.43)	—	(0.43)
Class R4
Year Ended June 30, 2022	30.72	0.60	(5.12)	(4.52)	(0.46)	(0.93)	(1.39)
Year Ended June 30, 2021	22.75	0.60	7.81	8.41	(0.44)	—	(0.44)
Year Ended June 30, 2020	23.17	0.35	(0.38)	(0.03)	(0.35)	(0.04)	(0.39)
Year Ended June 30, 2019	22.99	0.54	0.66	1.20	(0.47)	(0.55)	(1.02)
Year Ended June 30, 2018	21.57	0.55	1.36	1.91	(0.49)	—	(0.49)
Class R5
Year Ended June 30, 2022	30.74	0.62	(5.10)	(4.48)	(0.48)	(0.93)	(1.41)
Year Ended June 30, 2021	22.76	0.47	7.98	8.45	(0.47)	—	(0.47)
Year Ended June 30, 2020	23.18	0.40	(0.39)	0.01	(0.39)	(0.04)	(0.43)
Year Ended June 30, 2019	23.01	0.54	0.69	1.23	(0.51)	(0.55)	(1.06)
Year Ended June 30, 2018	21.59	0.58	1.37	1.95	(0.53)	—	(0.53)
Class R6
Year Ended June 30, 2022	30.76	0.68	(5.13)	(4.45)	(0.50)	(0.93)	(1.43)
Year Ended June 30, 2021	22.78	0.54	7.94	8.48	(0.50)	—	(0.50)
Year Ended June 30, 2020	23.20	0.42	(0.39)	0.03	(0.41)	(0.04)	(0.45)
Year Ended June 30, 2019	23.03	0.57	0.68	1.25	(0.53)	(0.55)	(1.08)
Year Ended June 30, 2018	21.59	0.56	1.43	1.99	(0.55)	—	(0.55)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

150	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$24.84	(15.52)%	$2,092	0.33%	2.03%	0.52%	30%
30.75	37.13	3,117	0.34	1.66	0.56	38
22.77	(0.15)	1,803	0.41	1.55	0.72	54
23.18	5.57	2,906	0.38	1.72	0.73	21
23.01	8.93	5,849	0.36	2.02	0.86	48

24.81	(15.95)	21	0.83	1.19	1.04	30
30.76	36.45	38	0.85	1.05	1.08	38
22.77	(0.68)	37	0.91	0.69	2.77	54
23.16	5.10	75	0.88	1.94	1.29	21
23.01	8.38	26	0.86	1.46	1.59	48

24.73	(15.76)	2,989	0.58	1.60	0.77	30
30.66	36.79	6,346	0.59	1.40	0.79	38
22.71	(0.40)	2,472	0.66	1.34	0.91	54
23.14	5.38	1,190	0.63	2.79	1.02	21
22.99	8.61	110	0.62	1.79	1.06	48

24.81	(15.54)	13,033	0.33	2.05	0.52	30
30.72	37.15	12,967	0.34	2.16	0.55	38
22.75	(0.15)	3,575	0.41	1.51	0.66	54
23.17	5.62	2,973	0.38	2.38	0.72	21
22.99	8.89	2,606	0.37	2.34	0.78	48

24.85	(15.40)	13,728	0.18	2.08	0.37	30
30.74	37.33	27,827	0.20	1.73	0.40	38
22.76	—	22,992	0.26	1.72	0.51	54
23.18	5.77	44,012	0.23	2.38	0.57	21
23.01	9.05	39,178	0.21	2.52	0.64	48

24.88	(15.31)	588,779	0.08	2.29	0.27	30
30.76	37.44	637,501	0.09	1.95	0.29	38
22.78	0.11	322,860	0.16	1.84	0.41	54
23.20	5.87	209,571	0.13	2.53	0.47	21
23.03	9.23	123,241	0.11	2.41	0.55	48
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	151

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2060 Fund
Class I
Year Ended June 30, 2022	$23.77	$0.86	$(4.36)	$(3.50)	$(0.36)	$(0.54)	$(0.90)
Year Ended June 30, 2021	17.63	0.35	6.12	6.47	(0.33)	—	(0.33)
Year Ended June 30, 2020	17.96	0.23	(0.26)	(0.03)	(0.26)	(0.04)	(0.30)
Year Ended June 30, 2019	17.49	0.32	0.66	0.98	(0.35)	(0.16)	(0.51)
Year Ended June 30, 2018	16.38	0.34	1.16	1.50	(0.39)	—	(0.39)
Class R2
Year Ended June 30, 2022	23.76	0.29	(3.91)	(3.62)	(0.28)	(0.54)	(0.82)
Year Ended June 30, 2021	17.61	0.23	6.14	6.37	(0.22)	—	(0.22)
Year Ended June 30, 2020	17.94	0.16	(0.28)	(0.12)	(0.17)	(0.04)	(0.21)
Year Ended June 30, 2019	17.49	0.29	0.59	0.88	(0.27)	(0.16)	(0.43)
Year Ended June 30, 2018	16.38	0.25	1.16	1.41	(0.30)	—	(0.30)
Class R3
Year Ended June 30, 2022	23.71	0.38	(3.94)	(3.56)	(0.32)	(0.54)	(0.86)
Year Ended June 30, 2021	17.58	0.29	6.12	6.41	(0.28)	—	(0.28)
Year Ended June 30, 2020	17.92	0.23	(0.30)	(0.07)	(0.23)	(0.04)	(0.27)
Year Ended June 30, 2019	17.48	0.39	0.53	0.92	(0.32)	(0.16)	(0.48)
Year Ended June 30, 2018	16.38	0.29	1.16	1.45	(0.35)	—	(0.35)
Class R4
Year Ended June 30, 2022	23.80	0.47	(3.99)	(3.52)	(0.36)	(0.54)	(0.90)
Year Ended June 30, 2021	17.65	0.32	6.16	6.48	(0.33)	—	(0.33)
Year Ended June 30, 2020	17.97	0.28	(0.30)	(0.02)	(0.26)	(0.04)	(0.30)
Year Ended June 30, 2019	17.48	0.41	0.57	0.98	(0.33)	(0.16)	(0.49)
Year Ended June 30, 2018	16.38	0.41	1.08	1.49	(0.39)	—	(0.39)
Class R5
Year Ended June 30, 2022	23.74	0.50	(3.98)	(3.48)	(0.37)	(0.54)	(0.91)
Year Ended June 30, 2021	17.60	0.38	6.12	6.50	(0.36)	—	(0.36)
Year Ended June 30, 2020	17.94	0.31	(0.31)	—	(0.30)	(0.04)	(0.34)
Year Ended June 30, 2019	17.49	0.58	0.42	1.00	(0.39)	(0.16)	(0.55)
Year Ended June 30, 2018	16.38	0.58	0.95	1.53	(0.42)	—	(0.42)
Class R6
Year Ended June 30, 2022	23.75	0.53	(3.99)	(3.46)	(0.38)	(0.54)	(0.92)
Year Ended June 30, 2021	17.61	0.43	6.09	6.52	(0.38)	—	(0.38)
Year Ended June 30, 2020	17.95	0.33	(0.32)	0.01	(0.31)	(0.04)	(0.35)
Year Ended June 30, 2019	17.49	0.46	0.56	1.02	(0.40)	(0.16)	(0.56)
Year Ended June 30, 2018	16.38	0.48	1.06	1.54	(0.43)	—	(0.43)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

152	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$19.37	(15.42)%	$9,233	0.33%	4.00%	0.62%	21%
23.77	36.93	540	0.34	1.63	0.66	34
17.63	(0.19)	250	0.41	1.27	1.77	53
17.96	5.83	534	0.38	1.87	1.53	34
17.49	9.18	1,191	0.37	1.97	5.09	79

19.32	(15.88)	27	0.83	1.28	1.29	21
23.76	36.31	36	0.85	1.11	1.23	34
17.61	(0.74)	27	0.91	0.89	1.61	53
17.94	5.28	41	0.89	1.68	2.20	34
17.49	8.63	24	0.87	1.45	6.08	79

19.29	(15.67)	2,066	0.58	1.68	0.85	21
23.71	36.66	2,590	0.59	1.36	0.90	34
17.58	(0.46)	1,205	0.66	1.28	1.18	53
17.92	5.51	830	0.64	2.25	1.58	34
17.48	8.85	256	0.63	1.64	3.29	79

19.38	(15.48)	1,980	0.33	2.12	0.61	21
23.80	36.93	338	0.35	1.54	0.73	34
17.65	(0.17)	255	0.41	1.52	0.97	53
17.97	5.80	360	0.38	2.37	1.58	34
17.48	9.13	911	0.37	2.32	3.61	79

19.35	(15.34)	3,030	0.18	2.17	0.44	21
23.74	37.18	7,173	0.19	1.81	0.51	34
17.60	(0.06)	3,779	0.26	1.74	0.81	53
17.94	5.95	4,129	0.24	3.33	1.18	34
17.49	9.36	634	0.22	3.30	3.91	79

19.37	(15.24)	222,534	0.08	2.33	0.34	21
23.75	37.29	186,508	0.09	1.97	0.39	34
17.61	0.04	71,093	0.16	1.84	0.67	53
17.95	6.09	35,217	0.14	2.62	1.10	34
17.49	9.45	10,800	0.12	2.69	3.38	79
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	153

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The following are 11 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Diversification Classification
JPMorgan SmartRetirement® Blend Income Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2015 Fund (formerly known as JPMorgan SmartSpendingSM 2015 Fund)(1)	Class A(2), Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2020 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2025 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2030 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2035 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2040 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2045 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2050 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2055 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2060 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified

(1)	Effective March 18, 2022, JPMorgan SmartSpendingSM 2015 Fund changed its name to JPMorgan SmartRetirement® Blend 2015 Fund.
(2)	Liquidated on October 14, 2021.
JPMorgan SmartRetirement® Blend Income Fund seeks current income and some capital appreciation and the JPMorgan SmartRetirement® Blend 2015 Fund seeks to provide total return consisting of current income and some capital appreciation. The remaining JPMorgan SmartRetirement® Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.
All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds' investments. The Administrator implements the valuation policies of the Funds' investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
A market-based approach is primarily used to value the Funds' investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or

154	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values ("NAV") of the Funds are calculated on a valuation date.
Investments in open-end investment companies, excluding exchange-traded funds ("ETFs") (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations.
See the tables on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the JPMorgan SmartRetirement Blend Income Fund, JPMorgan SmartRetirement Blend 2015 Fund, JPMorgan SmartRetirement Blend 2020 Fund, JPMorgan SmartRetirement Blend 2025 Fund and JPMorgan SmartRetirement Blend 2030 Fund at June 30, 2022.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
JPMorgan SmartRetirement® Blend Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$16,833	$9,811	$26,644
Collateralized Mortgage Obligations	—	5,121	1,440	6,561
Commercial Mortgage-Backed Securities	—	3,208	168	3,376
Corporate Bonds	—	34,716	—	34,716
Exchange-Traded Funds	172,747	—	—	172,747
Foreign Government Securities	—	896	—	896
Investment Companies	230,908	—	—	230,908
Mortgage-Backed Securities	—	24,531	—	24,531
U.S. Treasury Obligations	—	22,821	—	22,821
Short-Term Investments
Investment Companies	45,463	—	—	45,463
Total Investments in Securities	$449,118	$108,126	$11,419	$568,663

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	155

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® Blend Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Futures Contracts	$91	$—	$—	$91
Depreciation in Other Financial Instruments
Futures Contracts	(90)	—	—	(90)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$1	$—	$—	$1

JPMorgan SmartRetirement® Blend 2015 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$764	$68	$832
Collateralized Mortgage Obligations	—	79	76	155
Commercial Mortgage-Backed Securities	—	200	7	207
Corporate Bonds	—	1,595	—	1,595
Exchange-Traded Funds	7,953	—	—	7,953
Investment Companies	10,429	—	—	10,429
Mortgage-Backed Securities	—	1,359	—	1,359
U.S. Treasury Obligations	—	1,821	—	1,821
Short-Term Investments
Investment Companies	2,278	—	—	2,278
Total Investments in Securities	$20,660	$5,818	$151	$26,629
Appreciation in Other Financial Instruments
Futures Contracts	$—(a)	$—	$—	$—(a)
Depreciation in Other Financial Instruments
Futures Contracts	(5)	—	—	(5)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(5)	$—	$—	$(5)

(a)	Amount rounds to less than one thousand.

JPMorgan SmartRetirement® Blend 2020 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$32,049	$18,962	$51,011
Collateralized Mortgage Obligations	—	10,233	4,381	14,614
Commercial Mortgage-Backed Securities	—	6,441	265	6,706
Corporate Bonds	—	62,061	—	62,061
Exchange-Traded Funds	309,639	—	—	309,639
Foreign Government Securities	—	1,303	—	1,303
Investment Companies	418,997	—	—	418,997
Mortgage-Backed Securities	—	47,453	—	47,453
U.S. Treasury Obligations	—	32,874	—	32,874

156	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

JPMorgan SmartRetirement® Blend 2020 Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investments
Investment Companies	$83,356	$—	$—	$83,356
Total Investments in Securities	$811,992	$192,414	$23,608	$1,028,014
Appreciation in Other Financial Instruments
Futures Contracts	$220	$—	$—	$220
Depreciation in Other Financial Instruments
Futures Contracts	(199)	—	—	(199)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$21	$—	$—	$21

JPMorgan SmartRetirement® Blend 2025 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$50,279	$26,420	$76,699
Collateralized Mortgage Obligations	—	13,697	6,606	20,303
Commercial Mortgage-Backed Securities	—	9,001	423	9,424
Corporate Bonds	—	107,089	—	107,089
Exchange-Traded Funds	550,758	—	—	550,758
Foreign Government Securities	—	1,986	—	1,986
Investment Companies	814,622	—	—	814,622
Mortgage-Backed Securities	—	78,949	—	78,949
U.S. Treasury Obligations	—	71,788	—	71,788
Short-Term Investments
Investment Companies	86,271	—	—	86,271
Total Investments in Securities	$1,451,651	$332,789	$33,449	$1,817,889
Appreciation in Other Financial Instruments
Futures Contracts	$11	$—	$—	$11
Depreciation in Other Financial Instruments
Futures Contracts	(1,144)	—	—	(1,144)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(1,133)	$—	$—	$(1,133)

JPMorgan SmartRetirement® Blend 2030 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$49,377	$24,987	$74,364
Collateralized Mortgage Obligations	—	12,948	6,096	19,044
Commercial Mortgage-Backed Securities	—	8,803	376	9,179
Corporate Bonds	—	100,967	—	100,967
Exchange-Traded Funds	662,996	—	—	662,996
Foreign Government Securities	—	1,873	—	1,873
Investment Companies	1,070,455	—	—	1,070,455

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	157

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® Blend 2030 Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Mortgage-Backed Securities	$—	$72,357	$—	$72,357
U.S. Treasury Obligations	—	83,558	—	83,558
Short-Term Investments
Investment Companies	78,148	—	—	78,148
Total Investments in Securities	$1,811,599	$329,883	$31,459	$2,172,941
Appreciation in Other Financial Instruments
Futures Contracts	$13	$—	$—	$13
Depreciation in Other Financial Instruments
Futures Contracts	(1,372)	—	—	(1,372)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(1,359)	$—	$—	$(1,359)

JPMorgan SmartRetirement® Blend 2035 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$9,764	$5,622	$15,386
Collateralized Mortgage Obligations	—	4,209	1,259	5,468
Commercial Mortgage-Backed Securities	—	2,720	—	2,720
Corporate Bonds	—	22,797	—	22,797
Exchange-Traded Funds	686,395	—	—	686,395
Foreign Government Securities	—	329	—	329
Investment Companies	1,189,833	—	—	1,189,833
Mortgage-Backed Securities	—	15,071	—	15,071
U.S. Treasury Obligations	—	24,733	—	24,733
Short-Term Investments
Investment Companies	86,236	—	—	86,236
Total Investments in Securities	$1,962,464	$79,623	$6,881	$2,048,968
Appreciation in Other Financial Instruments
Futures Contracts	$15	$—	$—	$15
Depreciation in Other Financial Instruments
Futures Contracts	(1,290)	—	—	(1,290)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(1,275)	$—	$—	$(1,275)
There were no significant transfers into or out of level 3 for the year ended June 30, 2022.
JPMorgan SmartRetirement® Blend 2040 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$641,853	$—	$—	$641,853
Investment Companies	1,122,787	—	—	1,122,787
U.S. Treasury Obligations	—	4,880	—	4,880

158	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

JPMorgan SmartRetirement® Blend 2040 Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investments
Investment Companies	$38,718	$—	$—	$38,718
Total Investments in Securities	$1,803,358	$4,880	$—	$1,808,238
Appreciation in Other Financial Instruments
Futures Contracts	$36	$—	$—	$36
Depreciation in Other Financial Instruments
Futures Contracts	(1,257)	—	—	(1,257)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(1,221)	$—	$—	$(1,221)

JPMorgan SmartRetirement® Blend 2045 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$544,245	$—	$—	$544,245
Investment Companies	877,936	—	—	877,936
U.S. Treasury Obligations	—	3,982	—	3,982
Short-Term Investments
Investment Companies	36,169	—	—	36,169
Total Investments in Securities	$1,458,350	$3,982	$—	$1,462,332
Appreciation in Other Financial Instruments
Futures Contracts	$29	$—	$—	$29
Depreciation in Other Financial Instruments
Futures Contracts	(1,008)	—	—	(1,008)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(979)	$—	$—	$(979)

JPMorgan SmartRetirement® Blend 2050 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$414,853	$—	$—	$414,853
Investment Companies	664,426	—	—	664,426
U.S. Treasury Obligations	—	3,090	—	3,090
Short-Term Investments
Investment Companies	26,791	—	—	26,791
Total Investments in Securities	$1,106,070	$3,090	$—	$1,109,160
Appreciation in Other Financial Instruments
Futures Contracts	$22	$—	$—	$22

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	159

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® Blend 2050 Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Depreciation in Other Financial Instruments
Futures Contracts	$(763)	$—	$—	$(763)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(741)	$—	$—	$(741)

JPMorgan SmartRetirement® Blend 2055 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$234,641	$—	$—	$234,641
Investment Companies	366,606	—	—	366,606
U.S. Treasury Obligations	—	1,845	—	1,845
Short-Term Investments
Investment Companies	15,007	—	—	15,007
Total Investments in Securities	$616,254	$1,845	$—	$618,099
Appreciation in Other Financial Instruments
Futures Contracts	$12	$—	$—	$12
Depreciation in Other Financial Instruments
Futures Contracts	(421)	—	—	(421)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(409)	$—	$—	$(409)

JPMorgan SmartRetirement® Blend 2060 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$90,725	$—	$—	$90,725
Investment Companies	136,708	—	—	136,708
U.S. Treasury Obligations	—	782	—	782
Short-Term Investments
Investment Companies	11,956	—	—	11,956
Total Investments in Securities	$239,389	$782	$—	$240,171
Appreciation in Other Financial Instruments
Futures Contracts	$5	$—	$—	$5
Depreciation in Other Financial Instruments
Futures Contracts	(123)	—	—	(123)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(118)	$—	$—	$(118)
The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

160	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

JPMorgan SmartRetirement® Blend Income Fund	Balance as of June 30, 2021	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Other(a)	Balance as of June 30, 2022
Investments in securities:
Asset-Backed Securities	$5,140	$(3)	$(744)	$—(b)	$4,502	$(2,776)	$4,156	$—	$(464)	$9,811
Collateralized Mortgage Obligations	879	(1)	(96)	(1)	811	(617)	—	1	464	1,440
Commercial Mortgage-Backed Securities	235	—	(8)	—	—	(59)	—	—	—	168
Total	$6,254	$(4)	$(848)	$(1)	$5,313	$(3,452)	$4,156	$1	$—	$11,419

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Certain Level 3 investments were re-classified between Asset-Backed Securities and Collateralized Mortgage Obligations
(b)	Amount rounds to less than one thousand.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at June 30, 2022, which were valued using significant unobservable inputs (level 3), amounted to $(843).
Transfers from level 2 to level 3 are due to a decline in market activity (e.g. frequency of trades), which resulted in a lack of available market inputs to determine the price for the year ended June 30, 2022.
JPMorgan SmartRetirement® Blend 2015 Fund	Balance as of June 30, 2021	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2022
Investments in securities:
Asset-Backed Securities	$—	$—	$(4)	$—	$—	$(10)	$82	$—	$68
Collateralized Mortgage Obligations	47	—	(5)	—(a)	50	(16)	—	—	76
Commercial Mortgage-Backed Securities	10	—	—(a)	—	—	(3)	—	—	7
Total	$57	$—	$(9)	$—	$50	$(29)	$82	$—	$151

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Amount rounds to less than one thousand.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at June 30, 2022, which were valued using significant unobservable inputs (level 3), amounted to $(9).
There were no significant transfers into or out of level 3 for the year ended June 30, 2022.
JPMorgan SmartRetirement® Blend 2020 Fund	Balance as of June 30, 2021	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Other(a)	Balance as of June 30, 2022
Investments in securities:
Asset-Backed Securities	$9,551	$(6)	$(1,454)	$—(b)	$8,846	$(5,094)	$8,037	$—	$(918)	$18,962
Collateralized Mortgage Obligations	3,691	(3)	(327)	(3)	2,236	(2,132)	—	1	918	4,381
Commercial Mortgage-Backed Securities	470	(3)	(12)	—	—	(190)	—	—	—	265
Total	$13,712	$(12)	$(1,793)	$(3)	$11,082	$(7,416)	$8,037	$1	$—	$23,608

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Certain Level 3 investments were re-classified between Asset-Backed Securities and Collateralized Mortgage Obligations
(b)	Amount rounds to less than one thousand.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	161

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
The changes in net unrealized appreciation (depreciation) attributable to securities owned at June 30, 2022, which were valued using significant unobservable inputs (level 3), amounted to $(1,784).
Transfers from level 2 to level 3 are due to a decline in market activity (e.g. frequency of trades), which resulted in a lack of available market inputs to determine the price for the year ended June 30, 2022.
JPMorgan SmartRetirement® Blend 2025 Fund	Balance as of June 30, 2021	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Other(a)	Balance as of June 30, 2022
Investments in securities:
Asset-Backed Securities	$13,396	$(3)	$(2,028)	$—(b)	$12,498	$(6,935)	$10,680	$—	$(1,188)	$26,420
Collateralized Mortgage Obligations	5,053	(1)	(494)	(5)	3,944	(3,079)	—	—	1,188	6,606
Commercial Mortgage-Backed Securities	590	—	(19)	—	—	(148)	—	—	—	423
Total	$19,039	$(4)	$(2,541)	$(5)	$16,442	$(10,162)	$10,680	$—	$—	$33,449

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Certain Level 3 investments were re-classified between Asset-Backed Securities and Collateralized Mortgage Obligations
(b)	Amount rounds to less than one thousand.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at June 30, 2022, which were valued using significant unobservable inputs (level 3), amounted to $(2,530).
Transfers from level 2 to level 3 are due to a decline in market activity (e.g. frequency of trades), which resulted in a lack of available market inputs to determine the price for the year ended June 30, 2022.
JPMorgan SmartRetirement® Blend 2030 Fund	Balance as of June 30, 2021	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Other(a)	Balance as of June 30, 2022
Investments in securities:
Asset-Backed Securities	$13,009	$—	$(1,916)	$—(b)	$12,023	$(7,132)	$10,088	$—	$(1,085)	$24,987
Collateralized Mortgage Obligations	4,428	(1)	(454)	(5)	3,723	(2,680)	—	—	1,085	6,096
Commercial Mortgage-Backed Securities	525	—	(17)	—	—	(132)	—	—	—	376
Total	$17,962	$(1)	$(2,387)	$(5)	$15,746	$(9,944)	$10,088	$—	$—	$31,459

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Certain Level 3 investments were re-classified between Asset-Backed Securities and Collateralized Mortgage Obligations
(b)	Amount rounds to less than one thousand.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at June 30, 2022, which were valued using significant unobservable inputs (level 3), amounted to $(2,375).
There were no significant transfers into or out of level 3 for the year ended June 30, 2022.
The significant unobservable inputs used in the fair value measurement of the Funds' investments are listed below. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield and default rate may decrease (increase) the fair

162	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.
JPMorgan
SmartRetirement®
Blend Income
Fund
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at June 30, 2022	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$9,810	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (16.48%)
			Yield (Discount Rate of Cash Flows)	3.56% - 6.77% (5.67%)

Asset Backed Securities	9,810
	168	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	5.30% (5.30%)

Commercial Mortgage-Backed Securities	168
	1,085	Discounted Cash Flow	Constant Prepayment Rate	12.50% - 100% 72.27%)
			Yield (Discount Rate of Cash Flows)	3.93% - 6.80% (4.84%)

Collateralized Mortgage Obligations	1,085
Total	11,063

#
The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At June 30 2022, the value of these investments was $356. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
JPMorgan
SmartRetirement®
Blend 2015
Fund
Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at June 30, 2022	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)(a)
	$68	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	5.87% (5.87%)

Asset Backed Securities	68
	7	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	5.30% (5.30%)

Commercial Mortgage-Backed Securities	7
	76	Discounted Cash Flow	Constant Prepayment Rate	100.0% (100.0%)

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	163

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
	Fair Value at June 30, 2022	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)(a)
			Constant Default Rate	0.00% - 0.50% (0.20%)
			Yield (Discount Rate of Cash Flows)	3.87%-3.93% (3.90%)

Collateralized Mortgage Obligations	76
Total	151

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
JPMorgan
SmartRetirement®
Blend 2020
Fund
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at June 30, 2022	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)(a)
	$18,964	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (16.89%)
			Yield (Discount Rate of Cash Flows)	3.56% - 6.77% (5.69%)

Asset Backed Securities	18,964
	265	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	5.30% (5.30%)

Commercial Mortgage-Backed Securities	265
	3,750	Discounted Cash Flow	Constant Prepayment Rate	12.50%-100% (84.12%)
			Constant Default Rate	0.00% - 0.50% (0.14%)
			Yield (Discount Rate of Cash Flows)	3.87% - 6.80% (4.43%)

Collateralized Mortgage Obligations	3,750
Total	22,979

#
The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At June 30, 2022, the value of these investments was $632. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

164	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

JPMorgan
SmartRetirement®
Blend 2025
Fund
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at June 30, 2022	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)(a)
	$26,418	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (17.14%)
			Yield (Discount Rate of Cash Flows)	3.56% - 6.77% (5.68%)

Asset Backed Securities	26,418
	423	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	5.30% (5.30%)

Commercial Mortgage-Backed Securities	423
	5,607	Discounted Cash Flow	Constant Prepayment Rate	12.50%-100% (86.27%)
			Constant Default Rate	0.00% - 0.50% (0.12%)
			Yield (Discount Rate of Cash Flows)	3.87% - 6.80% (4.36%)

Collateralized Mortgage Obligations	5,607
Total	32,448

#
The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At June 30, 2022, the value of these investments was $1,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
JPMorgan
SmartRetirement®
Blend 2030
Fund
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at June 30, 2022	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)(a)
	$24,989	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (17.24%)
			Yield (Discount Rate of Cash Flows)	3.56% - 6.77% (5.68%)

Asset Backed Securities	24,989
	376	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	5.30% (5.30%)

Commercial Mortgage-Backed Securities	376
	5,142	Discounted Cash Flow	Constant Prepayment Rate	12.50%-100%(86.31%)

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	165

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
	Fair Value at June 30, 2022	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)(a)
			Constant Default Rate	0.00% - 0.50% (0.12%)
			Yield (Discount Rate of Cash Flows)	3.87% - 6.80% (4.36%)

Collateralized Mortgage Obligations	5,142
Total	30,507

#
The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At June 30, 2022, the value of these investments was $ 952. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of June 30, 2022, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.
C. When-Issued Securities, Delayed Delivery Securities and Forward Commitments —  JPMorgan SmartRetirement® Blend Income Fund, JPMorgan SmartRetirement® Blend 2015 Fund, JPMorgan SmartRetirement® Blend 2020 Fund, JPMorgan SmartRetirement® Blend 2025 Fund, JPMorgan SmartRetirement® Blend 2030 Fund and JPMorgan SmartRetirement® Blend 2035 Fund purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.
JPMorgan SmartRetirement® Blend Income Fund, JPMorgan SmartRetirement® Blend 2015 Fund, JPMorgan SmartRetirement® Blend 2020 Fund, JPMorgan SmartRetirement® Blend 2025 Fund, JPMorgan SmartRetirement® Blend 2030 Fund and JPMorgan SmartRetirement® Blend 2035 Fund had when-issued securities, delayed delivery securities or forward commitments outstanding as of June 30, 2022, which are shown as a Receivable for Investments securities sold —  delayed delivery securities and a Payable for Investment securities purchased — delayed delivery securities, respectively, on the Statements of Assets and Liabilities. The values of these securities held at June 30, 2022 are detailed on the SOIs.
D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds and ETFs, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ and ETFs' distributions may be reinvested into such Underlying Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the tables below.

166	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

JPMorgan SmartRetirement® Blend Income Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF	$—	$2,031	$1,967	$(64)	$—	$—	—	$—	$—
JPMorgan BetaBuilders International Equity ETF (a)	73,407	9,365	15,542	365	(14,270)	53,325	1,127	2,689	—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	14,482	697	5,945	1,119	(1,414)	8,939	102	271	—(b)
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	15,151	2,576	1,126	306	(3,754)	13,153	189	151	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	11,146	5,304	2,219	92	(3,130)	11,193	222	125	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	—	59,670	3,563	(291)	(2,969)	52,847	7,094	427	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	14,405	10,924	10,696	(2,973)	(1,643)	10,017	1,724	686	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	—	31,755	1,252	(155)	(3,415)	26,933	1,714	—	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	14,374	547	12,632	(2,195)	(94)	—	—	546	—
JPMorgan Equity Index Fund Class R6 Shares (a)	70,709	72,011	17,743	182	(16,189)	108,970	1,918	1,437	1,402
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	9,500	751	2,787	(158)	(440)	6,866	832	282	—
JPMorgan High Yield Fund Class R6 Shares (a)	27,273	15,658	12,490	(535)	(4,631)	25,275	4,110	1,368	—
JPMorgan High Yield Research Enhanced ETF (a)	32,371	—	26,297	(1,863)	(1,088)	3,123	72	1,140	—
JPMorgan Income Fund Class R6 Shares (a)	19,471	471	19,077	(590)	(275)	—	—	504	—
JPMorgan Inflation Managed Bond ETF (a)	—	46,407	2,466	(90)	(555)	43,296	896	345	—
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	57,050	2,174	57,163	154	(2,215)	—	—	1,008	—
JPMorgan Managed Income Fund Class L Shares (a)	1,866	—	1,866	(1)	1	—	—	1	—
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	62,313	886	60,216	(1,775)	(1,208)	—	—	742	144
JPMorgan U.S. Aggregate Bond ETF (a)	46,037	33,064	33,751	(1,167)	(4,465)	39,718	828	672	55
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (c)	39,755	222,492	216,784	—	—	45,463	45,463	67	—
JPMorgan U.S. Value Factor ETF	38,593	—	38,988	1,441	(1,046)	—	—	117	—
Total	$547,903	$516,783	$544,570	$(8,198)	$(62,800)	$449,118		$12,578	$1,601

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of June 30, 2022.

JPMorgan SmartRetirement® Blend 2015 Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$—	$415	$407	$(8)	$—	$—	—	$—	$—

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	167

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® Blend 2015 Fund (continued)
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$3,012	$381	$274	$45	$(688)	$2,476	52	$119	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	591	9	212	43	(58)	373	4	12	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	—	2,690	89	(4)	(146)	2,451	329	20	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	593	488	405	(91)	(121)	464	80	30	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	—	1,430	42	(2)	(150)	1,236	79	—	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	593	23	517	(92)	(7)	—	—	23	—
JPMorgan Equity Index Fund Class R6 Shares (a)	3,989	2,564	1,088	265	(932)	4,798	84	59	52
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	389	23	75	(1)	(27)	309	38	12	—
JPMorgan High Yield Fund Class R6 Shares (a)	1,112	971	661	(35)	(216)	1,171	190	64	—
JPMorgan High Yield Research Enhanced ETF (a)	1,301	64	1,097	(74)	(44)	150	4	45	—
JPMorgan Income Fund Class R6 Shares (a)	769	20	755	(21)	(13)	—	—	20	—
JPMorgan Inflation Managed Bond ETF (a)	—	2,157	119	1	(29)	2,010	42	16	—
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	2,345	96	2,345	9	(105)	—	—	43	—
JPMorgan Managed Income Fund Class L Shares (a)	20	—	20	—	—	—	—	—	—
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	2,528	128	2,525	(78)	(53)	—	—	32	6
JPMorgan U.S. Aggregate Bond ETF (a)	2,262	701	847	(32)	(242)	1,842	38	31	2
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	1,788	7,719	7,229	—	—	2,278	2,278	3	—
Total	$21,292	$19,879	$18,707	$(75)	$(2,831)	$19,558		$529	$60

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.

JPMorgan SmartRetirement® Blend 2020 Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$—	$3,699	$3,582	$(117)	$—	$—	—	$—	$—
JPMorgan BetaBuilders International Equity ETF (a)	141,085	11,778	30,723	3,922	(29,128)	96,934	2,050	4,984	—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	29,400	1,303	16,964	2,613	(2,933)	13,419	153	504	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	28,495	4,432	2,818	809	(7,058)	23,860	342	278	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	19,674	8,341	2,161	197	(5,748)	20,303	403	228	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	—	108,268	7,038	(656)	(5,349)	95,225	12,782	782	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	27,986	18,800	19,978	(5,556)	(3,011)	18,241	3,140	1,288	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	—	57,236	1,757	(251)	(6,262)	48,966	3,117	—	—

168	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

JPMorgan SmartRetirement® Blend 2020 Fund (continued)
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	$27,937	$1,016	$24,729	$(3,943)	$(281)	$—	—	$1,015	$—
JPMorgan Equity Index Fund Class R6 Shares (a)	135,154	123,990	32,060	(270)	(28,732)	198,082	3,486	2,673	2,639
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	18,902	1,334	6,678	(382)	(722)	12,454	1,509	534	—
JPMorgan High Yield Fund Class R6 Shares (a)	50,865	35,034	30,632	(1,022)	(8,216)	46,029	7,484	2,447	—
JPMorgan High Yield Research Enhanced ETF (a)	60,856	2,201	52,161	(3,513)	(1,966)	5,417	124	2,110	—
JPMorgan Income Fund Class R6 Shares (a)	38,004	914	37,235	(1,059)	(624)	—	—	981	—
JPMorgan Inflation Managed Bond ETF (a)	—	84,745	5,232	(175)	(1,203)	78,135	1,618	625	—
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	108,783	1,872	107,188	400	(3,867)	—	—	1,872	—
JPMorgan Managed Income Fund Class L Shares (a)	1	—	1	—	—	—	—	—	—
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	120,312	1,627	116,500	(3,156)	(2,283)	—	—	1,368	261
JPMorgan U.S. Aggregate Bond ETF (a)	74,074	89,697	82,263	(1,773)	(8,164)	71,571	1,492	1,098	101
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	68,887	494,233	479,764	—	—	83,356	83,356	119	—
JPMorgan U.S. Value Factor ETF (a)	73,085	—	73,901	2,877	(2,061)	—	—	234	—
Total	$1,023,500	$1,050,520	$1,133,365	$(11,055)	$(117,608)	$811,992		$23,140	$3,001

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.

JPMorgan SmartRetirement® Blend 2025 Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$—	$7,967	$7,716	$(251)	$—	$—	—	$—	$—
JPMorgan BetaBuilders International Equity ETF (a)	330,989	26,288	82,099	1,487	(60,707)	215,958	4,567	11,835	—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	67,494	3,137	34,238	6,265	(6,777)	35,881	408	1,206	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	67,810	11,298	12,001	1,188	(15,293)	53,002	760	670	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	44,460	13,462	—	—	(13,056)	44,866	891	539	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	—	181,845	10,644	(899)	(8,978)	161,324	21,654	1,301	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	37,342	32,598	18,387	(4,872)	(7,882)	38,799	6,678	1,893	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	109,508	53,857	19,346	(3,804)	(34,187)	106,028	6,749	2,909	2,783

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	169

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® Blend 2025 Fund (continued)
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	$37,384	$1,452	$32,511	$(6,067)	$(258)	$—	—	$1,451	$—
JPMorgan Equity Index Fund Class R6 Shares (a)	329,195	203,894	69,511	74	(58,213)	405,439	7,134	5,673	5,508
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	21,495	1,660	2,143	(130)	(1,527)	19,355	2,346	696	—
JPMorgan High Yield Fund Class R6 Shares (a)	58,107	58,485	19,608	(324)	(12,983)	83,677	13,606	3,190	—
JPMorgan High Yield Research Enhanced ETF (a)	72,973	7,715	65,259	(4,871)	(2,565)	7,993	183	2,762	—
JPMorgan Income Fund Class R6 Shares (a)	45,195	1,120	44,182	(1,622)	(511)	—	—	1,209	—
JPMorgan Inflation Managed Bond ETF (a)	—	77,897	3,712	(248)	(2,119)	71,818	1,487	569	—
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	69,580	9,964	77,598	43	(1,989)	—	—	1,254	—
JPMorgan Managed Income Fund Class L Shares (a)	822	—	822	2	(2)	—	—	—	—
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	175,229	6,779	173,573	(5,616)	(2,819)	—	—	2,086	404
JPMorgan U.S. Aggregate Bond ETF (a)	130,046	112,062	104,616	(2,907)	(13,345)	121,240	2,528	1,955	147
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	67,712	636,595	618,036	—	—	86,271	86,271	127	—
JPMorgan U.S. Value Factor ETF (a)	112,506	—	113,726	4,434	(3,214)	—	—	364	—
Total	$1,777,847	$1,448,075	$1,509,728	$(18,118)	$(246,425)	$1,451,651		$41,689	$8,842

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.

JPMorgan SmartRetirement® Blend 2030 Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$—	$11,785	$11,414	$(371)	$—	$—	—	$—	$—
JPMorgan BetaBuilders International Equity ETF (a)	477,892	38,570	102,184	465	(89,385)	325,358	6,880	17,432	—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	94,402	8,979	47,528	8,079	(9,257)	54,675	623	1,787	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	97,586	17,679	15,491	697	(21,831)	78,640	1,127	969	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	64,510	26,687	4,573	204	(19,350)	67,478	1,340	800	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	—	178,226	10,505	(895)	(8,755)	158,071	21,218	1,274	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	37,110	24,347	17,408	(5,413)	(6,958)	31,678	5,452	1,877	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	157,979	86,484	23,777	(4,396)	(51,607)	164,683	10,483	4,225	4,041

170	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

JPMorgan SmartRetirement® Blend 2030 Fund (continued)
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	$37,151	$1,412	$32,596	$(5,536)	$(431)	$—	—	$1,411	$—
JPMorgan Equity Index Fund Class R6 Shares (a)	527,015	294,040	107,196	2,523	(91,576)	624,806	10,994	8,600	8,242
JPMorgan High Yield Fund Class R6 Shares (a)	53,649	65,024	13,800	21	(13,677)	91,217	14,832	3,141	—
JPMorgan High Yield Research Enhanced ETF (a)	70,067	12,215	70,689	(5,701)	(1,743)	4,149	95	2,736	—
JPMorgan Income Fund Class R6 Shares (a)	45,375	1,159	44,281	(1,915)	(338)	—	—	1,256	—
JPMorgan Inflation Managed Bond ETF (a)	—	14,566	—	—	(672)	13,894	288	106	—
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	—	9,655	9,655	—	—	—	—	13	—
JPMorgan Managed Income Fund Class L Shares (a)	776	—	776	2	(2)	—	—	—	—
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	164,294	14,799	171,021	(5,540)	(2,532)	—	—	1,990	383
JPMorgan U.S. Aggregate Bond ETF (a)	125,591	113,064	104,813	(2,391)	(12,649)	118,802	2,476	1,792	130
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	62,602	706,935	691,389	—	—	78,148	78,148	118	—
JPMorgan U.S. Value Factor ETF (a)	129,003	—	130,379	5,025	(3,649)	—	—	420	—
Total	$2,145,002	$1,625,626	$1,609,475	$(15,142)	$(334,412)	$1,811,599		$49,947	$12,796

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.

JPMorgan SmartRetirement® Blend 2035 Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$—	$13,065	$12,653	$(412)	$—	$—	—	$—	$—
JPMorgan BetaBuilders International Equity ETF (a)	519,020	45,138	99,385	(2,092)	(98,101)	364,580	7,709	19,418	—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	104,627	8,938	50,708	8,212	(10,195)	60,874	693	1,936	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	105,721	16,342	8,679	570	(24,582)	89,372	1,281	1,073	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	71,138	29,901	3,709	—	(21,513)	75,817	1,506	887	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	311,843	46,623	75,243	(4,774)	(35,043)	243,406	32,672	7,889	2,089
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	23,365	15,384	16,175	(4,899)	(3,012)	14,663	2,523	1,219	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	172,471	101,916	28,355	(5,143)	(56,933)	183,956	11,710	4,769	4,562
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	23,390	887	20,770	(3,616)	109	—	—	887	—

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	171

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® Blend 2035 Fund (continued)
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Equity Index Fund Class R6 Shares (a)	$601,666	$292,213	$85,323	$43	$(101,730)	$706,869	12,438	$9,700	$9,463
JPMorgan High Yield Fund Class R6 Shares (a)	40,194	31,135	21,275	(2,059)	(7,056)	40,939	6,657	2,237	—
JPMorgan High Yield Research Enhanced ETF (a)	55,973	7,508	43,472	(2,495)	(3,060)	14,454	331	2,136	—
JPMorgan Income Fund Class R6 Shares (a)	17,272	421	16,936	(658)	(99)	—	—	450	—
JPMorgan Managed Income Fund Class L Shares (a)	607	—	607	2	(2)	—	—	—	—
JPMorgan U.S. Aggregate Bond ETF (a)	65,412	53,296	28,221	(1,552)	(7,637)	81,298	1,695	1,083	82
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	42,915	592,980	549,659	—	—	86,236	86,236	102	—
JPMorgan U.S. Value Factor ETF (a)	120,078	—	121,268	4,451	(3,261)	—	—	389	—
Total	$2,275,692	$1,255,747	$1,182,438	$(14,422)	$(372,115)	$1,962,464		$54,175	$16,196

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.

JPMorgan SmartRetirement® Blend 2040 Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$—	$13,126	$12,713	$(413)	$—	$—	—	$—	$—
JPMorgan BetaBuilders International Equity ETF (a)	522,197	44,667	101,428	(1,921)	(98,957)	364,558	7,709	19,525	—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	106,795	8,714	52,235	8,693	(10,597)	61,370	699	1,989	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	106,020	15,924	8,915	468	(24,580)	88,917	1,274	1,083	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	70,469	39,729	12,769	(357)	(21,229)	75,843	1,507	912	—
JPMorgan Core Bond Fund Class R6 Shares (a)	56,804	8,245	14,636	(1,555)	(5,352)	43,506	4,108	1,225	444
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	145,846	45,919	40,726	(2,694)	(17,980)	130,365	17,499	3,885	978
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	15,648	7,410	1,080	(287)	(5,308)	16,383	2,820	830	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	173,746	105,249	32,192	(5,735)	(56,986)	184,082	11,717	4,754	4,547
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	15,665	593	13,795	(2,593)	130	—	—	593	—
JPMorgan Equity Index Fund Class R6 Shares (a)	619,710	297,470	97,604	559	(102,392)	717,743	12,630	9,872	9,522
JPMorgan High Yield Fund Class R6 Shares (a)	27,335	22,030	12,997	(368)	(5,292)	30,708	4,993	1,582	—

172	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

JPMorgan SmartRetirement® Blend 2040 Fund (continued)
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan High Yield Research Enhanced ETF (a)	$46,309	$—	$34,803	$(2,085)	$(1,798)	$7,623	175	$1,588	$—
JPMorgan Income Fund Class R6 Shares (a)	15,498	396	15,124	(681)	(89)	—	—	429	—
JPMorgan Managed Income Fund Class L Shares (a)	1,018	—	1,018	1	(1)	—	—	—	—
JPMorgan U.S. Aggregate Bond ETF (a)	56,585	28,520	35,441	(2,412)	(3,710)	43,542	907	800	73
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	40,077	505,761	507,120	—	—	38,718	38,718	64	—
JPMorgan U.S. Value Factor ETF (a)	107,568	—	108,692	4,024	(2,900)	—	—	346	—
Total	$2,127,290	$1,143,753	$1,103,288	$(7,356)	$(357,041)	$1,803,358		$49,477	$15,564

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.

JPMorgan SmartRetirement® Blend 2045 Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF	$—	$11,617	$11,252	$(365)	$—	$—	—	$—	$—
JPMorgan BetaBuilders International Equity ETF (a)	457,332	48,082	94,949	(3,322)	(86,813)	320,330	6,774	17,358	—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	90,216	13,419	48,169	6,992	(8,847)	53,611	610	1,746	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	92,164	15,540	7,888	426	(21,936)	78,306	1,122	969	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	62,041	26,664	2,817	12	(19,313)	66,587	1,323	790	—
JPMorgan Core Bond Fund Class R6 Shares (a)	24,512	902	5,076	(560)	(2,190)	17,588	1,661	502	181
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	48,544	18,899	6,875	(711)	(7,156)	52,701	7,074	1,456	373
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	7,684	3,885	2,697	(690)	(1,718)	6,464	1,112	374	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	153,541	91,799	28,016	(5,382)	(50,394)	161,548	10,283	4,318	4,130
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	7,693	299	6,741	(1,298)	47	—	—	299	—
JPMorgan Equity Index Fund Class R6 Shares (a)	556,933	243,715	77,172	(678)	(90,975)	631,823	11,118	8,827	8,669
JPMorgan High Yield Fund Class R6 Shares (a)	14,598	4,777	9,453	(301)	(1,809)	7,812	1,270	770	—
JPMorgan High Yield Research Enhanced ETF (a)	29,243	—	18,546	(1,181)	(1,706)	7,810	179	1,060	—
JPMorgan Income Fund Class R6 Shares (a)	12,130	309	11,838	(532)	(69)	—	—	336	—
JPMorgan Managed Income Fund Class L Shares (a)	424	—	424	1	(1)	—	—	—(b)	—

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	173

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® Blend 2045 Fund (continued)
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Aggregate Bond ETF (a)	$1,291	$19,898	$2,479	$(118)	$(991)	$17,601	367	$102	$2
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (c)	31,718	435,390	430,939	—	—	36,169	36,169	56	—
JPMorgan U.S. Value Factor ETF	85,298	—	86,181	3,161	(2,278)	—	—	279	—
Total	$1,675,362	$935,195	$851,512	$(4,546)	$(296,149)	$1,458,350		$39,242	$13,355

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of June 30, 2022.

JPMorgan SmartRetirement® Blend 2050 Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF	$—	$8,979	$8,696	$(283)	$—	$—	—	$—	$—
JPMorgan BetaBuilders International Equity ETF (a)	351,512	50,185	86,303	(2,430)	(66,430)	246,534	5,213	13,346	—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	70,974	9,619	37,986	5,482	(6,906)	41,183	469	1,347	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	72,569	9,439	5,278	380	(16,830)	60,280	864	742	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	47,771	26,474	8,172	(280)	(14,589)	51,204	1,017	612	—
JPMorgan Core Bond Fund Class R6 Shares (a)	18,912	507	6,640	(690)	(1,280)	10,809	1,021	367	140
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	37,453	10,009	9,504	(1,040)	(4,529)	32,389	4,347	1,061	289
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	5,918	2,934	3,351	(705)	(899)	3,897	671	267	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	117,034	76,471	26,731	(4,212)	(38,275)	124,287	7,911	3,310	3,166
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	5,925	230	5,191	(998)	34	—	—	230	—
JPMorgan Equity Index Fund Class R6 Shares (a)	427,884	199,765	69,653	154	(69,939)	488,211	8,591	6,784	6,596
JPMorgan High Yield Fund Class R6 Shares (a)	11,223	3,946	8,888	(186)	(1,262)	4,833	786	568	—
JPMorgan High Yield Research Enhanced ETF (a)	22,628	—	15,622	(1,080)	(1,091)	4,835	111	818	—
JPMorgan Income Fund Class R6 Shares (a)	9,375	240	9,149	(412)	(54)	—	—	260	—
JPMorgan Managed Income Fund Class L Shares (a)	1,993	—	1,993	(2)	2	—	—	1	—
JPMorgan U.S. Aggregate Bond ETF (a)	996	13,115	2,564	(116)	(614)	10,817	225	66	1

174	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

JPMorgan SmartRetirement® Blend 2050 Fund (continued)
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	$22,235	$388,006	$383,450	$—	$—	$26,791	26,791	$43	$—
JPMorgan U.S. Value Factor ETF	64,876	—	65,590	2,471	(1,757)	—	—	202	—
Total	$1,289,278	$799,919	$754,761	$(3,947)	$(224,419)	$1,106,070		$30,024	$10,192

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.

JPMorgan SmartRetirement® Blend 2055 Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF	$—	$4,881	$4,728	$(153)	$—	$—	—	$—	$—
JPMorgan BetaBuilders International Equity ETF (a)	186,456	35,072	43,504	(1,831)	(35,970)	140,223	2,965	7,253	—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	37,141	5,512	19,029	2,730	(3,565)	22,789	259	727	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	37,660	9,632	3,579	41	(9,040)	34,714	497	404	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	25,251	14,745	3,728	(230)	(7,813)	28,225	561	334	—
JPMorgan Core Bond Fund Class R6 Shares (a)	10,070	1,625	4,556	(393)	(726)	6,020	569	206	84
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	19,943	6,058	5,005	(461)	(2,496)	18,039	2,421	562	144
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	3,130	2,428	2,409	(524)	(478)	2,147	370	159	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	62,868	41,867	12,930	(1,911)	(21,108)	68,786	4,378	1,785	1,707
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	3,133	122	2,759	(507)	11	—	—	122	—
JPMorgan Equity Index Fund Class R6 Shares (a)	227,047	120,300	40,113	87	(38,372)	268,949	4,733	3,687	3,544
JPMorgan High Yield Fund Class R6 Shares (a)	6,772	472	3,850	(36)	(693)	2,665	433	277	—
JPMorgan High Yield Research Enhanced ETF (a)	11,219	1,791	9,124	(629)	(592)	2,665	61	462	—
JPMorgan Income Fund Class R6 Shares (a)	4,967	1,241	5,956	(224)	(28)	—	—	140	—
JPMorgan Managed Income Fund Class L Shares (a)	179	—	179	1	(1)	—	—	—(b)	—
JPMorgan U.S. Aggregate Bond ETF (a)	530	7,163	1,269	(57)	(342)	6,025	126	36	1
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (c)	13,254	227,077	225,324	—	—	15,007	15,007	26	—
JPMorgan U.S. Value Factor ETF	34,311	—	34,630	1,273	(954)	—	—	96	—
Total	$683,931	$479,986	$422,672	$(2,824)	$(122,167)	$616,254		$16,276	$5,480

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	175

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
(c)	The rate shown is the current yield as of June 30, 2022.

JPMorgan SmartRetirement® Blend 2060 Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF	$—	$1,637	$1,585	$(52)	$—	$—	—	$—	$—
JPMorgan BetaBuilders International Equity ETF (a)	53,499	23,096	8,841	(745)	(12,509)	54,500	1,152	2,458	—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	10,816	3,958	5,571	457	(997)	8,663	99	234	—(b)
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	10,827	5,447	102	(9)	(3,163)	13,000	186	136	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	7,262	6,805	—	—	(2,772)	11,295	225	109	—
JPMorgan Core Bond Fund Class R6 Shares (a)	2,815	756	896	(79)	(287)	2,309	218	65	26
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	5,574	2,661	353	(40)	(955)	6,887	924	181	46
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	840	860	610	(129)	(185)	776	134	49	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	17,805	17,963	2,586	(474)	(7,004)	25,704	1,636	566	533
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	840	182	864	(159)	1	—	—	37	—
JPMorgan Equity Index Fund Class R6 Shares (a)	65,217	54,728	5,208	89	(14,757)	100,069	1,761	1,239	1,126
JPMorgan High Yield Fund Class R6 Shares (a)	1,743	742	1,251	(63)	(208)	963	157	99	—
JPMorgan High Yield Research Enhanced ETF (a)	3,347	583	2,581	(178)	(208)	963	22	136	—
JPMorgan Income Fund Class R6 Shares (a)	1,425	37	1,391	(63)	(8)	—	—	39	—
JPMorgan Managed Income Fund Class L Shares (a)	161	—	161	—(b)	—(b)	—	—	—(b)	—
JPMorgan U.S. Aggregate Bond ETF (a)	148	3,522	1,238	2	(130)	2,304	48	12	—(b)
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (c)	3,949	106,526	98,519	—	—	11,956	11,956	14	—
JPMorgan U.S. Value Factor ETF	10,073	—	10,177	367	(263)	—	—	29	—
Total	$196,341	$229,503	$141,934	$(1,076)	$(43,445)	$239,389		$5,403	$1,731

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of June 30, 2022.
E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

176	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

F. Futures Contracts— The Funds used index and treasury futures contracts to manage and hedge interest rate and equity price risks associated with portfolio investments. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Funds to equity price and interest rate risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
The table below discloses the volume of the Funds' futures contracts activity during the year ended June 30, 2022:
	JPMorgan SmartRetirement® Blend Income Fund	JPMorgan SmartRetirement® Blend 2015 Fund	JPMorgan SmartRetirement® Blend 2020 Fund	JPMorgan SmartRetirement® Blend 2025 Fund
Futures Contracts:
Average Notional Balance Long	$37,894	$2,220	$68,539	$154,793
Average Notional Balance Short	(10,237)	(503)	(19,827)	(28,633)
Ending Notional Balance Long	—	—	—	26,762
Ending Notional Balance Short	(18,075)	(494)	(30,325)	(28,080)

	JPMorgan SmartRetirement® Blend 2030 Fund	JPMorgan SmartRetirement® Blend 2035 Fund	JPMorgan SmartRetirement® Blend 2040 Fund	JPMorgan SmartRetirement® Blend 2045 Fund
Futures Contracts:
Average Notional Balance Long	$169,387	$101,865	$91,437	$71,321
Average Notional Balance Short	(35,432)	(43,043)	(40,423)	(32,117)
Ending Notional Balance Long	32,076	30,178	22,396	18,031
Ending Notional Balance Short	(33,447)	(29,592)	(36,714)	(29,451)

	JPMorgan SmartRetirement® Blend 2050 Fund	JPMorgan SmartRetirement® Blend 2055 Fund	JPMorgan SmartRetirement® Blend 2060 Fund
Futures Contracts:
Average Notional Balance Long	$55,667	$30,991	$9,799
Average Notional Balance Short	(25,028)	(13,464)	(3,904)
Ending Notional Balance Long	13,666	7,592	6,453
Ending Notional Balance Short	(22,372)	(12,246)	(3,634)

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	177

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
G. Summary of Derivatives Information — The following tables present the value of derivatives held as of June 30, 2022, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:
	JPMorgan SmartRetirement® Blend Income Fund	JPMorgan SmartRetirement® Blend 2015 Fund	JPMorgan SmartRetirement® Blend 2020 Fund	JPMorgan SmartRetirement® Blend 2025 Fund	JPMorgan SmartRetirement® Blend 2030 Fund
Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts *	$91	$—**	$220	$11	$13
Unrealized Depreciation on Futures Contracts *	(90)	(5)	(199)	(1,144)	(1,372)
Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts *	1	(5)	21	(1,133)	(1,359)

	JPMorgan SmartRetirement® Blend 2035 Fund	JPMorgan SmartRetirement® Blend 2040 Fund	JPMorgan SmartRetirement® Blend 2045 Fund	JPMorgan SmartRetirement® Blend 2050 Fund	JPMorgan SmartRetirement® Blend 2055 Fund
Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts *	$15	$36	$29	$22	$12
Unrealized Depreciation on Futures Contracts *	(1,290)	(1,257)	(1,008)	(763)	(421)
Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts *	(1,275)	(1,221)	(979)	(741)	(409)

JPMorgan SmartRetirement® Blend 2060 Fund
Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts *	$5
Unrealized Depreciation on Futures Contracts *	(123)
Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts *	(118)

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
**	Amount rounds to less than one thousand.

178	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

The following tables present the effect of derivatives on the Statements of Operations for the year ended June 30, 2022, by primary underlying risk exposure:
	JPMorgan SmartRetirement® Blend Income Fund	JPMorgan SmartRetirement® Blend 2015 Fund	JPMorgan SmartRetirement® Blend 2020 Fund	JPMorgan SmartRetirement® Blend 2025 Fund	JPMorgan SmartRetirement® Blend 2030 Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$(864)	$(129)	$(1,410)	$(4,929)	$(5,984)
Interest Rate Risk Exposure:
Futures Contracts	(2,888)	(153)	(5,327)	(8,678)	(9,538)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	133	36	275	(1,366)	(1,676)
Interest Rate Risk Exposure:
Futures Contracts	308	15	626	917	1,163

	JPMorgan SmartRetirement® Blend 2035 Fund	JPMorgan SmartRetirement® Blend 2040 Fund	JPMorgan SmartRetirement® Blend 2045 Fund	JPMorgan SmartRetirement® Blend 2050 Fund	JPMorgan SmartRetirement® Blend 2055 Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$(5,747)	$(4,455)	$(3,581)	$(2,637)	$(1,722)
Interest Rate Risk Exposure:
Futures Contracts	(2,876)	(2,556)	(2,097)	(1,619)	(860)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	(1,537)	(1,461)	(1,164)	(906)	(485)
Interest Rate Risk Exposure:
Futures Contracts	1,225	1,072	864	667	354

JPMorgan SmartRetirement® Blend 2060 Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$(702)

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	179

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® Blend 2060 Fund
Interest Rate Risk Exposure:
Futures Contracts	$(229)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	(139)
Interest Rate Risk Exposure:
Futures Contracts	99
H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.
Dividend income and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
I. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2022 are as follows:
	Class A	Class I	Class R2	Class R3	Class R4	Class R5	Class R6	Total
JPMorgan SmartRetirement® Blend Income Fund
Transfer agency fees	n/a	$—(a)	$—(a)	$—(a)	$—(a)	$1	$9	$10
JPMorgan SmartRetirement® Blend 2015 Fund
Transfer agency fees	$—(a)	—(a)	—(a)	—(a)	—(a)	—(a)	—(a)	—(a)
JPMorgan SmartRetirement® Blend 2020 Fund
Transfer agency fees	n/a	—(a)	—(a)	—(a)	—(a)	1	13	14
JPMorgan SmartRetirement® Blend 2025 Fund
Transfer agency fees	n/a	1	—(a)	2	—(a)	1	19	23
JPMorgan SmartRetirement® Blend 2030 Fund
Transfer agency fees	n/a	—(a)	—(a)	1	—(a)	1	23	25
JPMorgan SmartRetirement® Blend 2035 Fund
Transfer agency fees	n/a	1	—(a)	—(a)	—(a)	1	21	23
JPMorgan SmartRetirement® Blend 2040 Fund
Transfer agency fees	n/a	1	—(a)	—(a)	—(a)	1	28	30
JPMorgan SmartRetirement® Blend 2045 Fund
Transfer agency fees	n/a	—(a)	—(a)	1	—(a)	1	17	19
JPMorgan SmartRetirement® Blend 2050 Fund
Transfer agency fees	n/a	—(a)	—(a)	—(a)	—(a)	1	15	16

180	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	Class A	Class I	Class R2	Class R3	Class R4	Class R5	Class R6	Total
JPMorgan SmartRetirement® Blend 2055 Fund
Transfer agency fees	n/a	$—(a)	$—(a)	$—(a)	$—(a)	$1	$11	$12
JPMorgan SmartRetirement® Blend 2060 Fund
Transfer agency fees	n/a	—(a)	—(a)	—(a)	—(a)	1	7	8

(a)	Amount rounds to less than one thousand.
The Funds invested in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.
J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of June 30, 2022, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
K. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. Prior to January 1, 2022, distributions from net investment income, if any, were generally declared and paid at least quarterly and were declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
JPMorgan SmartRetirement® Blend Income Fund	$—	$484	$(484)
JPMorgan SmartRetirement® Blend 2015 Fund	—	12	(12)
JPMorgan SmartRetirement® Blend 2020 Fund	—	857	(857)
JPMorgan SmartRetirement® Blend 2025 Fund	—	2,412	(2,412)
JPMorgan SmartRetirement® Blend 2030 Fund	—	3,907	(3,907)
JPMorgan SmartRetirement® Blend 2035 Fund	—	4,938	(4,938)
JPMorgan SmartRetirement® Blend 2040 Fund	—	5,075	(5,075)
JPMorgan SmartRetirement® Blend 2045 Fund	—	4,718	(4,718)
JPMorgan SmartRetirement® Blend 2050 Fund	—	3,590	(3,590)
JPMorgan SmartRetirement® Blend 2055 Fund	—	1,935	(1,935)
JPMorgan SmartRetirement® Blend 2060 Fund	—	632	(632)
The reclassifications for the Funds relate primarily to tax reclassifications on certain investments and foreign currency gains or losses.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.15% of each Fund’s respective average daily net assets.
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	181

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund's respective average daily net assets, plus 0.050% of each Fund's respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund's respective average daily net assets between $20 billion and $25 billion, plus 0.010% of each Fund's respective average daily net assets in excess of $25 billion. For the year ended June 30, 2022, the effective rate was 0.075% of each Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
Class R2	Class R3
0.50%	0.25%
D. Service Fees — The Trust, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
Class I	Class R2	Class R3	Class R4	Class R5
0.25%	0.25%	0.25%	0.25%	0.10%
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
F. Waivers and Reimbursements— The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses incurred by the Funds and any Underlying Fund and ETFs and acquired fund fees incurred by an Underlying Fund and ETFs) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:
Class I	Class R2	Class R3	Class R4	Class R5	Class R6
0.44%	0.94%	0.69%	0.44%	0.29%	0.19%
The expense limitation agreements were in effect for the year ended June 30, 2022 and are in place until at least March 31, 2023.
The Underlying Funds and ETFs may impose separate advisory and service fees. To avoid charging a service fee at an effective rate above 0.25% for Class I, Class R2, Class R3 and Class R4 Shares and above 0.10% for Class R5 Shares, JPMDS will waive service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of service fees charged by the affiliated Underlying Funds and ETFs. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ service fees.

182	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

For the year ended June 30, 2022, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
JPMorgan SmartRetirement® Blend Income Fund	$1,036	$191	$1	$1,228	$381
JPMorgan SmartRetirement® Blend 2015 Fund	45	23	—(a)	68	189
JPMorgan SmartRetirement® Blend 2020 Fund	1,918	302	1	2,221	614
JPMorgan SmartRetirement® Blend 2025 Fund	3,201	440	3	3,644	573
JPMorgan SmartRetirement® Blend 2030 Fund	3,744	511	2	4,257	193
JPMorgan SmartRetirement® Blend 2035 Fund	3,472	475	1	3,948	696
JPMorgan SmartRetirement® Blend 2040 Fund	3,115	434	2	3,551	414
JPMorgan SmartRetirement® Blend 2045 Fund	2,498	372	1	2,871	31
JPMorgan SmartRetirement® Blend 2050 Fund	1,914	303	1	2,218	45
JPMorgan SmartRetirement® Blend 2055 Fund	1,035	198	1	1,234	77
JPMorgan SmartRetirement® Blend 2060 Fund	335	125	1	461	127

(a)	Amount rounds to less than one thousand.
Effective January 1, 2022, JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the period January 1, 2022 through June 30, 2022 the amount of these waivers were as follows:

JPMorgan SmartRetirement® Blend Income Fund	$1
JPMorgan SmartRetirement® Blend 2015 Fund	1
JPMorgan SmartRetirement® Blend 2020 Fund	1
JPMorgan SmartRetirement® Blend 2025 Fund	1
JPMorgan SmartRetirement® Blend 2030 Fund	1
JPMorgan SmartRetirement® Blend 2035 Fund	1
JPMorgan SmartRetirement® Blend 2040 Fund	1
JPMorgan SmartRetirement® Blend 2045 Fund	1
JPMorgan SmartRetirement® Blend 2050 Fund	1
JPMorgan SmartRetirement® Blend 2055 Fund	1
JPMorgan SmartRetirement® Blend 2060 Fund	1
G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the year ended June 30, 2022,  JPMorgan SmartRetirement® Blend Income Fund, JPMorgan SmartRetirement® Blend 2015 Fund, JPMorgan SmartRetirement® Blend 2020 Fund, JPMorgan SmartRetirement® Blend 2025 Fund, JPMorgan SmartRetirement® Blend 2030 Fund and JPMorgan SmartRetirement® Blend 2035 Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	183

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
4. Investment Transactions
During the year ended June 30, 2022, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
JPMorgan SmartRetirement® Blend Income Fund	$322,782	$418,505	$29,628	$44,925
JPMorgan SmartRetirement® Blend 2015 Fund	14,844	15,285	1,631	2,251
JPMorgan SmartRetirement® Blend 2020 Fund	614,755	847,993	62,932	104,393
JPMorgan SmartRetirement® Blend 2025 Fund	958,243	1,105,218	78,639	125,331
JPMorgan SmartRetirement® Blend 2030 Fund	1,117,826	1,173,669	81,651	114,783
JPMorgan SmartRetirement® Blend 2035 Fund	712,299	685,316	25,704	34,967
JPMorgan SmartRetirement® Blend 2040 Fund	637,992	596,167	8,278	10,434
JPMorgan SmartRetirement® Blend 2045 Fund	499,805	420,573	6,267	7,704
JPMorgan SmartRetirement® Blend 2050 Fund	411,913	371,310	4,951	5,980
JPMorgan SmartRetirement® Blend 2055 Fund	252,909	197,348	2,796	3,316
JPMorgan SmartRetirement® Blend 2060 Fund	122,976	43,414	1,068	1,224
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2022 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement® Blend Income Fund	$593,060	$12,108	$36,504	$(24,396)
JPMorgan SmartRetirement® Blend 2015 Fund	28,222	211	1,809	(1,598)
JPMorgan SmartRetirement® Blend 2020 Fund	1,070,396	23,725	66,086	(42,361)
JPMorgan SmartRetirement® Blend 2025 Fund	1,865,413	65,512	114,169	(48,657)
JPMorgan SmartRetirement® Blend 2030 Fund	2,192,888	97,012	118,318	(21,306)
JPMorgan SmartRetirement® Blend 2035 Fund	2,066,773	93,471	112,551	(19,080)
JPMorgan SmartRetirement® Blend 2040 Fund	1,789,901	99,099	81,983	17,116
JPMorgan SmartRetirement® Blend 2045 Fund	1,440,959	81,844	61,450	20,394
JPMorgan SmartRetirement® Blend 2050 Fund	1,086,068	63,993	41,642	22,351
JPMorgan SmartRetirement® Blend 2055 Fund	608,517	32,287	23,114	9,173
JPMorgan SmartRetirement® Blend 2060 Fund	251,684	2,720	14,351	(11,631)
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax adjustments on certain derivatives and wash sale loss deferrals.

184	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

The tax character of distributions paid during the year ended June 30, 2022 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
JPMorgan SmartRetirement® Blend Income Fund	$15,071	$14,104	$29,175
JPMorgan SmartRetirement® Blend 2015 Fund	753	994	1,747
JPMorgan SmartRetirement® Blend 2020 Fund	28,873	35,583	64,456
JPMorgan SmartRetirement® Blend 2025 Fund	57,774	37,926	95,700
JPMorgan SmartRetirement® Blend 2030 Fund	66,515	46,835	113,350
JPMorgan SmartRetirement® Blend 2035 Fund	66,877	45,771	112,648
JPMorgan SmartRetirement® Blend 2040 Fund	59,484	44,429	103,913
JPMorgan SmartRetirement® Blend 2045 Fund	47,804	28,674	76,478
JPMorgan SmartRetirement® Blend 2050 Fund	33,950	25,829	59,779
JPMorgan SmartRetirement® Blend 2055 Fund	19,998	12,743	32,741
JPMorgan SmartRetirement® Blend 2060 Fund	5,630	3,072	8,702

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended June 30, 2021 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
JPMorgan SmartRetirement® Blend Income Fund	$14,363	$15,542	$29,905
JPMorgan SmartRetirement® Blend 2015 Fund	600	—	600
JPMorgan SmartRetirement® Blend 2020 Fund	27,919	29,235	57,154
JPMorgan SmartRetirement® Blend 2025 Fund	38,693	33,244	71,937
JPMorgan SmartRetirement® Blend 2030 Fund	41,859	22,445	64,304
JPMorgan SmartRetirement® Blend 2035 Fund	39,591	1,475	41,066
JPMorgan SmartRetirement® Blend 2040 Fund	33,972	—	33,972
JPMorgan SmartRetirement® Blend 2045 Fund	24,897	—	24,897
JPMorgan SmartRetirement® Blend 2050 Fund	19,445	—	19,445
JPMorgan SmartRetirement® Blend 2055 Fund	10,154	—	10,154
JPMorgan SmartRetirement® Blend 2060 Fund	2,647	17	2,664

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	185

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
As of June 30, 2022, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement® Blend Income Fund	$6,949	$(24,753)
JPMorgan SmartRetirement® Blend 2015 Fund	283	(1,837)
JPMorgan SmartRetirement® Blend 2020 Fund	12,686	(42,972)
JPMorgan SmartRetirement® Blend 2025 Fund	20,884	(49,408)
JPMorgan SmartRetirement® Blend 2030 Fund	23,392	(22,151)
JPMorgan SmartRetirement® Blend 2035 Fund	22,016	(19,685)
JPMorgan SmartRetirement® Blend 2040 Fund	18,803	16,219
JPMorgan SmartRetirement® Blend 2045 Fund	14,348	19,695
JPMorgan SmartRetirement® Blend 2050 Fund	10,872	21,836
JPMorgan SmartRetirement® Blend 2055 Fund	6,003	8,884
JPMorgan SmartRetirement® Blend 2060 Fund	2,207	(11,705)
The cumulative timing differences primarily consist of tax adjustments on certain derivatives, post-October capital loss deferrals, specified ordinary loss deferrals, straddle loss deferrals and wash sale loss deferrals.
As of June 30, 2022, the Funds did not have any net capital loss carryforwards.
Net capital losses (gains) and specified ordinary losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended June 30, 2022, the following Funds deferred to July 1, 2022 the following net capital losses (gains) and specified ordinary losses of:
	Net Capital Losses (Gains)		Specified Ordinary Losses
	Short-Term	Long-Term
JPMorgan SmartRetirement® Blend Income Fund	$3,685	$10,191	$23
JPMorgan SmartRetirement® Blend 2015 Fund	212	427	4
JPMorgan SmartRetirement® Blend 2020 Fund	6,572	19,155	31
JPMorgan SmartRetirement® Blend 2025 Fund	11,654	30,945	80
JPMorgan SmartRetirement® Blend 2030 Fund	12,431	29,315	40
JPMorgan SmartRetirement® Blend 2035 Fund	10,762	10,473	32
JPMorgan SmartRetirement® Blend 2040 Fund	7,089	2,980	57
JPMorgan SmartRetirement® Blend 2045 Fund	7,096	(1,317)	64
JPMorgan SmartRetirement® Blend 2050 Fund	5,451	(766)	44
JPMorgan SmartRetirement® Blend 2055 Fund	3,573	(749)	23
JPMorgan SmartRetirement® Blend 2060 Fund	985	(45)	15
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended June 30, 2022.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken

186	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Funds' borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 31, 2022.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2022.
The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 9, 2022, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a change in the interest associated with any borrowing to the higher, on the day of the borrowing, of (a) the federal funds effective rate, or (b) the one-month Adjusted SOFR Rate plus the Applicable Margin.
The Funds did not utilize the Credit Facility during the year ended June 30, 2022.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of June 30, 2022, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund's outstanding shares as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
JPMorgan SmartRetirement® Blend Income Fund	—	—%	2	54.6%
JPMorgan SmartRetirement® Blend 2015 Fund	1	96.5	—	—
JPMorgan SmartRetirement® Blend 2020 Fund	—	—	2	60.7
JPMorgan SmartRetirement® Blend 2025 Fund	—	—	2	59.4
JPMorgan SmartRetirement® Blend 2030 Fund	—	—	2	58.8
JPMorgan SmartRetirement® Blend 2035 Fund	—	—	2	63.0
JPMorgan SmartRetirement® Blend 2040 Fund	—	—	2	63.2
JPMorgan SmartRetirement® Blend 2045 Fund	—	—	2	63.9
JPMorgan SmartRetirement® Blend 2050 Fund	—	—	2	61.8
JPMorgan SmartRetirement® Blend 2055 Fund	—	—	2	58.4
JPMorgan SmartRetirement® Blend 2060 Fund	—	—	2	49.5
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	187

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
As of June 30, 2022, the Funds owned in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds and ETFs:
% of Net Assets
JPMorgan BetaBuilders U.S. Small Cap Equity ETF	99.1%
JPMorgan BetaBuilders International Equity ETF	82.2
JPMorgan Equity Index Fund	58.6
JPMorgan U.S. Aggregate Bond ETF	46.6
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF	39.1
JPMorgan Emerging Markets Research Enhanced Equity Fund	38.0
JPMorgan BetaBuilders MSCI US REIT ETF	32.6
JPMorgan Inflation Managed Bond ETF	19.8
JPMorgan Emerging Markets Debt Fund	16.5
JPMorgan High Yield Research Enhanced ETF	13.8
The Funds are subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.
The Funds invest in ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indices, as well as indices relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).
In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund's loans, notes, derivatives and other instruments or investments comprising some or all of a Fund's investments and

188	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

result in costs incurred in connection with changing reference rates used for positions closing out positions and entering into new trades. Certain of a Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
8. Subsequent Event
Subsequent to June 30, 2022, JPMorgan SmartRetirement® Blend 2015 Fund had net redemptions of $6,129, which represented 23% of the Fund's net assets as of June 30, 2022.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	189

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan SmartRetirement Blend Income Fund, JPMorgan SmartRetirement Blend 2015 Fund, JPMorgan SmartRetirement Blend 2020 Fund, JPMorgan SmartRetirement Blend 2025 Fund, JPMorgan SmartRetirement Blend 2030 Fund, JPMorgan SmartRetirement Blend 2035 Fund, JPMorgan SmartRetirement Blend 2040 Fund, JPMorgan SmartRetirement Blend 2045 Fund, JPMorgan SmartRetirement Blend 2050 Fund, JPMorgan SmartRetirement Blend 2055 Fund and JPMorgan SmartRetirement Blend 2060 Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan SmartRetirement Blend Income Fund, JPMorgan SmartRetirement Blend 2015 Fund (formerly known as JPMorgan SmartSpending 2015 Fund), JPMorgan SmartRetirement Blend 2020 Fund, JPMorgan SmartRetirement Blend 2025 Fund, JPMorgan SmartRetirement Blend 2030 Fund, JPMorgan SmartRetirement Blend 2035 Fund, JPMorgan SmartRetirement Blend 2040 Fund, JPMorgan SmartRetirement Blend 2045 Fund, JPMorgan SmartRetirement Blend 2050 Fund, JPMorgan SmartRetirement Blend 2055 Fund and JPMorgan SmartRetirement Blend 2060 Fund (eleven of the funds constituting JPMorgan Trust I, hereafter collectively referred to as the "Funds") as of June 30, 2022, the related statements of operations for the year ended June 30, 2022, the statements of changes in net assets for each of the two years in the period ended June 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2022 and each of the financial highlights for each of the five years in the period ended June 30, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
New York, New York
August 29, 2022
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

190	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

TRUSTEES
(Unaudited)
The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	167	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present)
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered brokerdealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	167	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	167	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	167
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America U.S. Holdings (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	167	None

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	191

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	167	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	167
Advisory Board Member, Penso
Advisors LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	167
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	167	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	167	None
Marilyn McCoy (1948); Trustee since 2005.	Vice President of Administration and Planning, Northwestern University (1985-present).	167	None

192	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Dr. Robert A. Oden, Jr. (1946); Trustee since 2005.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	167
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021);Trustee, Dartmouth-
Hitchcock MedicalCenter (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	167	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2022.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	167
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of the Global ETF Business for JPMorgan Asset Management (2013-2017); Head of the Global Liquidity Business for JPMorgan Asset Management (2003-2013).	167	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	167	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee(2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the Mutual Fund Board, the ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the
Trustee attains the age of 75, provided that any Board member who was a member of the Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (167 J.P. Morgan Funds).

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	193

TRUSTEES
(Unaudited) (continued)
*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from
JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January
2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

194	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)**	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)**
Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Senior Director and Counsel,
Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 to June 2021.

Matthew Beck (1988), Assistant Secretary (2021)***
Vice President and Assistant General Counsel, JPMorgan Chase since May 2021; Senior Legal Counsel, Ultimus
Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)**
Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and
Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.
Max Vogel (1990), Assistant Secretary (2021)**
Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Associate, Proskauer Rose
LLP (law firm) from March 2017 to June 2021; Associate, Stroock & Stroock & Lavan LLP (law firm) from
October 2015 to March 2017.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	195

OFFICERS
(Unaudited) (continued)

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.
**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.
***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

196	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2022, and continued to hold your shares at the end of the reporting period, June 30, 2022.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® Blend Income Fund
Class I
Actual	$1,000.00	$861.00	$1.20	0.26%
Hypothetical	1,000.00	1,023.51	1.30	0.26
Class R2
Actual	1,000.00	858.70	3.59	0.78
Hypothetical	1,000.00	1,020.93	3.91	0.78
Class R3
Actual	1,000.00	859.90	2.44	0.53
Hypothetical	1,000.00	1,022.17	2.66	0.53
Class R4
Actual	1,000.00	860.50	1.29	0.28
Hypothetical	1,000.00	1,023.41	1.40	0.28
Class R5
Actual	1,000.00	861.50	0.60	0.13
Hypothetical	1,000.00	1,024.15	0.65	0.13
Class R6
Actual	1,000.00	861.60	0.14	0.03
Hypothetical	1,000.00	1,024.65	0.15	0.03
JPMorgan SmartRetirement® Blend 2015 Fund (formerly known as JPMorgan SmartSpendingSM 2015 Fund)
Class I
Actual	1,000.00	860.40	1.25	0.27
Hypothetical	1,000.00	1,023.46	1.35	0.27
Class R2
Actual	1,000.00	858.40	3.55	0.77
Hypothetical	1,000.00	1,020.98	3.86	0.77

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	197

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® Blend 2015 Fund (formerly known as JPMorgan SmartSpendingSM 2015 Fund) (continued)
Class R3
Actual	$1,000.00	$859.60	$2.40	0.52%
Hypothetical	1,000.00	1,022.22	2.61	0.52
Class R4
Actual	1,000.00	861.00	1.25	0.27
Hypothetical	1,000.00	1,023.46	1.35	0.27
Class R5
Actual	1,000.00	861.10	0.55	0.12
Hypothetical	1,000.00	1,024.20	0.60	0.12
Class R6
Actual	1,000.00	861.70	0.09	0.02
Hypothetical	1,000.00	1,024.70	0.10	0.02
JPMorgan SmartRetirement® Blend 2020 Fund
Class I
Actual	1,000.00	860.50	1.29	0.28
Hypothetical	1,000.00	1,023.41	1.40	0.28
Class R2
Actual	1,000.00	858.50	3.59	0.78
Hypothetical	1,000.00	1,020.93	3.91	0.78
Class R3
Actual	1,000.00	859.40	2.44	0.53
Hypothetical	1,000.00	1,022.17	2.66	0.53
Class R4
Actual	1,000.00	860.60	1.29	0.28
Hypothetical	1,000.00	1,023.41	1.40	0.28
Class R5
Actual	1,000.00	861.00	0.60	0.13
Hypothetical	1,000.00	1,024.15	0.65	0.13
Class R6
Actual	1,000.00	861.50	0.14	0.03
Hypothetical	1,000.00	1,024.65	0.15	0.03
JPMorgan SmartRetirement® Blend 2025 Fund
Class I
Actual	1,000.00	842.80	1.37	0.30
Hypothetical	1,000.00	1,023.31	1.51	0.30
Class R2
Actual	1,000.00	840.60	3.65	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Class R3
Actual	1,000.00	841.70	2.51	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55
Class R4
Actual	1,000.00	842.90	1.37	0.30
Hypothetical	1,000.00	1,023.31	1.51	0.30
Class R5
Actual	1,000.00	843.20	0.64	0.14
Hypothetical	1,000.00	1,024.10	0.70	0.14
Class R6
Actual	1,000.00	843.70	0.18	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04

198	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® Blend 2030 Fund
Class I
Actual	$1,000.00	$829.30	$1.41	0.31%
Hypothetical	1,000.00	1,023.26	1.56	0.31
Class R2
Actual	1,000.00	827.40	3.67	0.81
Hypothetical	1,000.00	1,020.78	4.06	0.81
Class R3
Actual	1,000.00	828.40	2.58	0.57
Hypothetical	1,000.00	1,021.97	2.86	0.57
Class R4
Actual	1,000.00	829.40	1.41	0.31
Hypothetical	1,000.00	1,023.26	1.56	0.31
Class R5
Actual	1,000.00	830.00	0.73	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16
Class R6
Actual	1,000.00	830.80	0.27	0.06
Hypothetical	1,000.00	1,024.50	0.30	0.06
JPMorgan SmartRetirement® Blend 2035 Fund
Class I
Actual	1,000.00	819.10	1.31	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Class R2
Actual	1,000.00	817.50	3.56	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Class R3
Actual	1,000.00	818.40	2.48	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55
Class R4
Actual	1,000.00	819.20	1.31	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Class R5
Actual	1,000.00	819.90	0.63	0.14
Hypothetical	1,000.00	1,024.10	0.70	0.14
Class R6
Actual	1,000.00	820.30	0.18	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04
JPMorgan SmartRetirement® Blend 2040 Fund
Class I
Actual	1,000.00	811.30	1.39	0.31
Hypothetical	1,000.00	1,023.26	1.56	0.31
Class R2
Actual	1,000.00	809.30	3.59	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Class R3
Actual	1,000.00	810.40	2.51	0.56
Hypothetical	1,000.00	1,022.02	2.81	0.56
Class R4
Actual	1,000.00	811.20	1.39	0.31
Hypothetical	1,000.00	1,023.26	1.56	0.31

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	199

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® Blend 2040 Fund (continued)
Class R5
Actual	$1,000.00	$812.00	$0.67	0.15%
Hypothetical	1,000.00	1,024.05	0.75	0.15
Class R6
Actual	1,000.00	812.30	0.27	0.06
Hypothetical	1,000.00	1,024.50	0.30	0.06
JPMorgan SmartRetirement® Blend 2045 Fund
Class I
Actual	1,000.00	804.60	1.48	0.33
Hypothetical	1,000.00	1,023.16	1.66	0.33
Class R2
Actual	1,000.00	802.90	3.71	0.83
Hypothetical	1,000.00	1,020.68	4.16	0.83
Class R3
Actual	1,000.00	803.70	2.59	0.58
Hypothetical	1,000.00	1,021.92	2.91	0.58
Class R4
Actual	1,000.00	804.60	1.48	0.33
Hypothetical	1,000.00	1,023.16	1.66	0.33
Class R5
Actual	1,000.00	805.30	0.81	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Class R6
Actual	1,000.00	805.80	0.36	0.08
Hypothetical	1,000.00	1,024.40	0.40	0.08
JPMorgan SmartRetirement® Blend 2050 Fund
Class I
Actual	1,000.00	804.00	1.48	0.33
Hypothetical	1,000.00	1,023.16	1.66	0.33
Class R2
Actual	1,000.00	802.20	3.71	0.83
Hypothetical	1,000.00	1,020.68	4.16	0.83
Class R3
Actual	1,000.00	803.00	2.59	0.58
Hypothetical	1,000.00	1,021.92	2.91	0.58
Class R4
Actual	1,000.00	804.20	1.48	0.33
Hypothetical	1,000.00	1,023.16	1.66	0.33
Class R5
Actual	1,000.00	804.80	0.81	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Class R6
Actual	1,000.00	805.30	0.36	0.08
Hypothetical	1,000.00	1,024.40	0.40	0.08
JPMorgan SmartRetirement® Blend 2055 Fund
Class I
Actual	1,000.00	804.90	1.48	0.33
Hypothetical	1,000.00	1,023.16	1.66	0.33
Class R2
Actual	1,000.00	802.90	3.71	0.83
Hypothetical	1,000.00	1,020.68	4.16	0.83

200	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® Blend 2055 Fund (continued)
Class R3
Actual	$1,000.00	$803.70	$2.59	0.58%
Hypothetical	1,000.00	1,021.92	2.91	0.58
Class R4
Actual	1,000.00	805.00	1.48	0.33
Hypothetical	1,000.00	1,023.16	1.66	0.33
Class R5
Actual	1,000.00	805.50	0.81	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Class R6
Actual	1,000.00	805.70	0.36	0.08
Hypothetical	1,000.00	1,024.40	0.40	0.08
JPMorgan SmartRetirement® Blend 2060 Fund
Class I
Actual	1,000.00	805.70	1.52	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34
Class R2
Actual	1,000.00	803.30	3.71	0.83
Hypothetical	1,000.00	1,020.68	4.16	0.83
Class R3
Actual	1,000.00	804.40	2.59	0.58
Hypothetical	1,000.00	1,021.92	2.91	0.58
Class R4
Actual	1,000.00	805.50	1.48	0.33
Hypothetical	1,000.00	1,023.16	1.66	0.33
Class R5
Actual	1,000.00	805.90	0.81	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Class R6
Actual	1,000.00	806.40	0.36	0.08
Hypothetical	1,000.00	1,024.40	0.40	0.08

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	201

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report have adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2022, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. During the Program Reporting Period, the Program was amended, pursuant to an exemptive order from the Securities and Exchange Commission, to permit the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. The
Report discussed the implementation of these changes. No other material changes were made to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the exemptive order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

202	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2022. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2022. The information necessary to complete your income tax returns for the calendar year ending December 31, 2022 will be provided under separate cover.
Dividends Received Deduction (DRD)
Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2022:
Dividends Received Deduction
JPMorgan SmartRetirement® Blend Income Fund	7.11%
JPMorgan SmartRetirement® Blend 2020 Fund	7.07
JPMorgan SmartRetirement® Blend 2025 Fund	8.35
JPMorgan SmartRetirement® Blend 2030 Fund	10.86
JPMorgan SmartRetirement® Blend 2035 Fund	12.22
JPMorgan SmartRetirement® Blend 2040 Fund	13.99
JPMorgan SmartRetirement® Blend 2045 Fund	15.85
JPMorgan SmartRetirement® Blend 2050 Fund	16.78
JPMorgan SmartRetirement® Blend 2055 Fund	15.47
JPMorgan SmartRetirement® Blend 2060 Fund	16.71
Long Term Capital Gain
Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2022:
Long-Term Capital Gain Distribution
JPMorgan SmartRetirement® Blend Income Fund	$14,104
JPMorgan SmartRetirement® Blend 2015 Fund	994
JPMorgan SmartRetirement® Blend 2020 Fund	35,583
JPMorgan SmartRetirement® Blend 2025 Fund	37,926
JPMorgan SmartRetirement® Blend 2030 Fund	46,835
JPMorgan SmartRetirement® Blend 2035 Fund	45,771
JPMorgan SmartRetirement® Blend 2040 Fund	44,429
JPMorgan SmartRetirement® Blend 2045 Fund	28,674
JPMorgan SmartRetirement® Blend 2050 Fund	25,829
Long-Term Capital Gain Distribution
JPMorgan SmartRetirement® Blend 2055 Fund	$12,743
JPMorgan SmartRetirement® Blend 2060 Fund	3,072
Qualified Dividend Income (QDI)
Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2022:
Qualified Dividend Income
JPMorgan SmartRetirement® Blend Income Fund	$3,479
JPMorgan SmartRetirement® Blend 2015 Fund	131
JPMorgan SmartRetirement® Blend 2020 Fund	6,359
JPMorgan SmartRetirement® Blend 2025 Fund	13,794
JPMorgan SmartRetirement® Blend 2030 Fund	20,185
JPMorgan SmartRetirement® Blend 2035 Fund	23,850
JPMorgan SmartRetirement® Blend 2040 Fund	24,428
JPMorgan SmartRetirement® Blend 2045 Fund	21,631
JPMorgan SmartRetirement® Blend 2050 Fund	17,329
JPMorgan SmartRetirement® Blend 2055 Fund	8,816
JPMorgan SmartRetirement® Blend 2060 Fund	3,080

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	203

Rev. January 2011
FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◾Social Security number and account balances
◾transaction history and account transactions
◾checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’
personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s),respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds protect my personal information?	We collect your personal information, for example, when you:
◾open an account or provide contact information
◾give us your account information or pay us by check
◾make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
◾sharing for affiliates’ everyday business purposes – information about your creditworthiness
◾affiliates from using your information to market to you
◾sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
◾J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
◾J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
◾J.P. Morgan Funds doesn’t jointly market.

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of  JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of the Portfolio’s policies and procedures with respect to the disclosure of each Funds' holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. June 2022.
AN-SRB-622

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The Audit committee financial expert is Kathleen M. Gallagher. Ms. Gallagher is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for the purposes of the audit committee financial expert determination.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2022 – $1,136,221

2021 – $1,127,649

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2022 – $357,327

2021 – $197,336

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2022 – $407,920

2021 – $410,943

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2022 and 2021, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2022 – Not applicable

2021 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of             Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the

“Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2022 – 0.0%

2021 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable - Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2021 - $31.3 million

2020 - $30.6 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

Not applicable.

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1)

That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

(2)	The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

(3)	Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant;

(4)	The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and

(5)	Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2), exactly as set forth below:

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(1) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(2) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
January 31, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
January 31, 2023

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
January 31, 2023